[MUNDER FUNDS LOGO]

FAMILY OF MUTUAL FUNDS

LARGE-CAP EQUITY
Large-Cap Growth
Multi-Season Growth
Index 500
Large-Cap Value

MID- TO MICRO-CAP EQUITY
MidCap Select
Small Company Growth
Small-Cap Value
Micro-Cap Equity

NICHE / SECTOR EQUITY
NetNet
Future Technology
Framlington Healthcare
Bio(Tech)(2)
Power Plus
Real Estate Equity Investment

HYBRID
Balanced
Fund of Funds

INTERNATIONAL
Framlington International Growth
International Equity
Framlington Emerging Markets
International Bond

TAXABLE INCOME
Bond
Intermediate Bond
U.S. Government Income

TAX-FREE INCOME
Michigan Tax-Free Bond
Tax-Free Bond
Tax-Free Short-Intermediate Bond

MONEY MARKET
Cash Investment
Money Market
Tax-Free Money Market
U.S. Treasury Money Market                                         Annual Report
                                                                   June 30, 2002

                                                         THE MUNDER EQUITY FUNDS
                                                    CLASS A, B, C, II & Y SHARES

                                                                        BALANCED
                                                                    BIO(TECH)(2)
                                                            INTERNATIONAL EQUITY
                                                                LARGE-CAP GROWTH
                                                                 LARGE-CAP VALUE
                                                                MICRO-CAP EQUITY
                                                                   MIDCAP SELECT
                                                             MULTI-SEASON GROWTH
                                                                      POWER PLUS
                                                   REAL ESTATE EQUITY INVESTMENT
                                                                 SMALL-CAP VALUE
                                                            SMALL COMPANY GROWTH

                                                    THE MUNDER FRAMLINGTON FUNDS
                                                    CLASS A, B, C, II & Y SHARES

                                                    FRAMLINGTON EMERGING MARKETS
                                                          FRAMLINGTON HEALTHCARE
                                                FRAMLINGTON INTERNATIONAL GROWTH
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
                                                                    "We all know that past performance
                                                                    does not guarantee what will happen
                                                                    in the future. However,
                                                                    historically, the downward
                                                                    movements in the stock market have
                                                                    been temporary while the upward
                                                                    movements have been sustained."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS:

DEAR FELLOW MUNDER FUND SHAREHOLDERS:

       The past year has been a difficult one for stock investors. The S&P 500 Index had a -17.99% return for the 12-month period ending June 30, 2002. In part, the negative return was due to slowing economic growth during the earlier part of this period, exacerbated by the economic dislocations that resulted from the attacks of September 11. In response to a weaker economic environment, corporate earnings fell and stock prices followed. This cyclical pattern, however, was heightened by events that shook investors' confidence. In addition to concerns about future terrorism, a wave of corporate accounting scandals reduced the credibility of corporate management and created doubts about the accuracy of corporate balance sheets.

       There is no question that this has been a tough environment. When the market is moving up, people will pay any price to be part of the action. That is what Alan Greenspan referred to as "irrational exuberance." As the market moves down, as it has over the past year, people panic and sell. It is a human reaction, but buying high and selling low never made any investor rich.

       We all know that past performance does not guarantee what will happen in the future. However, historically, the downward movements in the stock market have been temporary while the upward movements have been sustained. After each market correction, the stock market averages have historically moved back to their old highs and gone higher. In the past, if you lost your long-term focus, you lost a good part of your long-term returns.

       While the wave of accounting scandals has shaken investors' confidence, we feel that confidence can and will be restored. In our view, the short-term pain will result in a longer-term gain in the form of improved accounting disclosures, greater standardization and transparency of reported earnings and increased accounting of CEOs and CFOs for their company's financial reports.

       On the following pages, you will find information and commentary on the relative and absolute performance of each of the Funds covered in this annual report. If you have any questions about your current investments or any of the Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment objectives.

       Very Truly Yours,

       /s/ James C. Robinson
       James C. Robinson, President
       The Munder Funds
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Table of
        Contents

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
                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                II          Munder Balanced Fund
                                III         Munder Bio(Tech)(2) Fund
                                IV          Munder International Equity Fund
                                IV          Munder Large-Cap Growth Fund
                                V           Munder Large-Cap Value Fund
                                VI          Munder Micro-Cap Equity Fund
                                VI          Munder MidCap Select Fund
                                VII         Munder Multi-Season Growth Fund
                                VIII        Munder Power Plus Fund
                                VIII        Munder Real Estate Equity Investment Fund
                                IX          Munder Small-Cap Value Fund
                                X           Munder Small Company Growth Fund
                                X           Munder Framlington Emerging Markets Fund
                                XI          Munder Framlington Healthcare Fund
                                XII         Munder Framlington International Growth Fund
                                XIII        HYPOTHETICALS AND TOTAL RETURNS

                 PORTFOLIO OF INVESTMENTS --

                                1           Munder Balanced Fund
                                8           Munder Bio(Tech)(2) Fund
                                10          Munder International Equity Fund
                                22          Munder Large-Cap Growth Fund
                                24          Munder Large-Cap Value Fund
                                26          Munder Micro-Cap Equity Fund
                                29          Munder MidCap Select Fund
                                31          Munder Multi-Season Growth Fund
                                33          Munder Power Plus Fund
                                35          Munder Real Estate Equity Investment Fund
                                36          Munder Small-Cap Value Fund
                                39          Munder Small Company Growth Fund
                                41          Munder Framlington Emerging Markets Fund
                                44          Munder Framlington Healthcare Fund
                                47          Munder Framlington International Growth Fund
                                50          FINANCIAL STATEMENTS
                                86          FINANCIAL HIGHLIGHTS
                                138         NOTES TO FINANCIAL STATEMENTS
                                159         REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

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           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
           OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                               i
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Management's Discussion of
        Fund Performance

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THE STOCK MARKET
   The S&P 500 Index generated a return of -17.99% for the year ending June 30, 2002. The weakness in the Index occurred primarily in the third quarter of 2001, which included the September 11 terrorist attacks, and the second quarter of 2002, which was marked by a wave of accounting scandals. Performance was quite mixed across the various sectors and size segments of the stock market. The only two sectors of the S&P 500 universe to earn a positive return for the 12-month period were consumer staples and materials. The weakest sectors were telecommunication services, utilities and information technology. Size was inversely related to performance, with the S&P SmallCap 600 Index generating a 0.27% return for the fiscal year, while the S&P MidCap 400 had a -4.72% return.

   For the year ending June 30, international stock market indices outperformed the S&P 500 Index. The Morgan Stanley EAFE Index (Europe, Asia and the Far East) had a return of -9.21% while the FTSE World Ex-U.S. Index had a return of -8.47%. The more aggressive Morgan Stanley Emerging Markets Free Index earned a positive return of 1.31%.

   As the Funds' fiscal year ended, investor confidence was still badly bruised by the reports of corporate accounting fraud. As economic growth slowed during the past few years, some companies tried to increase reported earnings through questionable, or downright fraudulent, accounting practices. The Securities and Exchange Commission (SEC) has announced that it will require chief executives and chief financial officers at the 1,000 largest companies to formally certify that their books are accurate. Both the SEC and Congress are considering additional regulation and changes to accounting rules. The result will undoubtedly be increasingly standardized accounting and a greater awareness by senior management as to how financial results are derived and what is reported. Through all of this, it is important to keep in mind that these scandals, as offensive as they are, are limited to a handful of the more than 10,000 publicly traded companies in the U.S. The short-term pain, as significant as it is, should lead to a longer-term gain in the form of improved accounting disclosures and greater standardization and transparency of reported earnings.

[THE PERFORMANCE DATA CONTAINED IN THE FOLLOWING COMMENTARY IS BASED ON THE CLASS Y SHARES. OTHER CLASSES OF SHARES HAVE DIFFERENT SALES CHARGES AND EXPENSES THAT LOWER PERFORMANCE. THE RETURNS FOR THE FUNDS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR UPON THE REDEMPTION OF FUND SHARES. PLEASE NOTE THAT IN SOME OF THE FOLLOWING COMMENTARY, THE MUNDER EQUITY FUNDS ARE COMPARED TO VARIOUS STOCK MARKET INDICES. IT IS IMPORTANT TO REMEMBER THAT THE RETURNS FOR THE MUNDER EQUITY FUNDS ARE REPORTED AFTER THE DEDUCTION OF ALL EXPENSES. SINCE THE MARKET INDICES ARE NOT ACTUAL FUNDS, THERE ARE NO EXPENSES NETTED AGAINST THEIR RETURNS. PLEASE NOTE THAT YOU CANNOT INVEST DIRECTLY IN AN INDEX.]

MUNDER BALANCED FUND

FUND MANAGER: THE MUNDER BALANCED FUND TEAM
   The Fund earned a return of -8.31% for the year ending June 30, 2002, relative to the -7.98% return for a 60%/20%/20% blend of the S&P 500 Index, the Lehman Brothers Aggregate Bond

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Index and the Lehman Brothers Credit Index and the -8.21% median return for the
Lipper universe of balanced mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, nine-month, two-year, three-year and five-year time periods ending June 30. As of June 30, the asset allocation was approximately 60% equities and 40% fixed income and cash equivalents.

   The Munder Balanced Fund is a diversified portfolio with equity holdings ranging from large company to small company stocks. The equity styles represented in the Fund include both growth and value. Growth stocks are those selected largely because of anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. The fixed income portion of the Fund includes bonds from the corporate, government and mortgage-related sectors of the market.

   The Fund's performance lagged slightly behind its blended benchmark for the one-year time period ending June 30. The bond portion of the Fund generated a positive return, although its return fell below that of the Lehman Brothers Aggregate Bond Index for the year. Reflecting the weakness in the stock market, the equity portion of the Fund generated a negative return. The greatest relative strength came from the Fund's holdings of value stocks and mid-cap stocks. In contrast, the Fund's growth stocks generated the weakest returns on an absolute basis.

MUNDER BIO(TECH)(2) FUND

FUND MANAGER: THE MUNDER BIO(TECH)(2) FUND TEAM
   The Fund generated a return of -48.14% for the year ending June 30, 2002, compared to the -49.78% return for the NASDAQ Biotech Index and -21.50% median return for the Lipper universe of health/biotechnology mutual funds.

   The absolute performance of the Fund reflected the negative returns generated by the biotech sector of the stock market during the Fund's fiscal year. In relative terms, however, the Fund outperformed its NASDAQ Biotech benchmark. Because of its biotech focus, however, the Fund lagged the broader Lipper universe of health/biotechnology mutual funds.

   During the first half of the Fund's fiscal year, biotechnology stocks experienced strong relative returns. Over the last few months of the period, however, the biotech sector was severely hit for a number of reasons. Traditional seasonal weakness in the calendar first quarter, negative sentiment cultivated by the Imclone debacle and concerns about accounting practices at Elan all contributed to poor stock price performance in the sector. In general, investors were avoiding what are perceived as high-risk situations and focusing on short-term news. In addition, there were isolated incidents of biotech drugs failing to meet their trial objectives within the expected timetable.

   The above factors have combined to create what we believe is an attractive opportunity for investors. Many of the valuation measures of profitable biotech companies have fallen to historic lows, reaching levels that are almost half those of the large-cap pharmaceutical companies. We do not believe that this differential is sustainable, given the extreme differences in the potential for growth between these two segments of the health care sector. The balance sheets of many biotech

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companies appear well financed for their current business plans, while many of the large drug companies are suffering due to current and impending patent expirations, compounded by insufficient products in their own pipelines. We feel it is highly likely that many of the large pharmaceutical companies will pay a premium for good late-stage compounds being developed by biotech companies.

MUNDER INTERNATIONAL EQUITY FUND

FUND MANAGER: THE MUNDER INTERNATIONAL EQUITY FUND TEAM
   The Fund generated a return of -12.70% for the year ending June 30, 2002, relative to the -8.47% return for the FTSE World ex-U.S. Index and the -10.24% median return for the Lipper universe of international equity mutual funds. Compared to the Lipper universe, the Fund has earned a median or above-median return for the nine-month time period ending June 30.

   In general, the international stock markets generated returns for the one-year ending June 30 that, although negative, were stronger than those of the U.S. stock market. The -8.47% return for the FTSE World ex-U.S. Index was slightly ahead of the -9.21% return for the Morgan Stanley EAFE (Europe, Asia and the Far East) Index, both of which exceeded the -17.99% return for the S&P 500 Index.

   The Fund continues to focus on providing broad exposure to international stock markets. Core holdings of foreign securities with a market capitalization of over $250 million are complemented by stocks selected on the basis of an economic modeling overlay. The Fund typically holds between 600 and 800 securities representing over 50 countries.

   The Fund underperformed for the year ending June 30 because of an underweighting in Japan, a country that has recently outperformed the FTSE World-ex U.S. Index, and an overweighting in the U.K., which has recently had weaker relative returns than the Fund's FTSE benchmark. In addition, the Fund was slightly overweighted in the wireless telecommunications sector, which has underperformed during the last two years.

   For the year ending June 30, some of the strongest stock exchanges included Russia, Czechoslovakia, Hungary, Indonesia, Korea and Thailand. Weaker stock markets included Argentina, Venezuela, Brazil, Greece and China.

MUNDER LARGE-CAP GROWTH FUND

FUND MANAGER: THE MUNDER LARGE-CAP GROWTH FUND TEAM
   For the year ending June 30, 2002, the Fund exhibited a return of -29.88% relative to the -26.49% return for the Russell 1000 Growth Index and the -25.56% median return for the Lipper universe of large-cap growth mutual funds. The relative underperformance of the Fund was largely due to the weak relative returns of holdings in the information technology sector of the Fund. The biggest detractors from performance within this sector were Amdocs and Sonus Networks, both of which subtracted over one percentage point from the Fund's return for the year. Other technology holdings with weak relative returns included Micromuse, Check Point Software Technology and Comverse Technology.

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   In contrast to the information technology sector, stock selection was positive in most of the other sectors of the Fund, including healthcare, consumer discretionary, financials and consumer staples. In the healthcare sector, where holdings added close to 1.75 percentage points to returns, strong relative performers included Health Management Associates, Express Scripts, Aviron and Community Health Systems. The lack of a position in Bristol-Myers Squibb also contributed positively to returns.

   For the large-cap growth sector of the stock market, the year ending June 30 continues the string of negative quarters that began in the second quarter of 2000 when large, growth stocks began to underperform. Despite this period of weak relative performance, we are positive towards the large-cap growth asset class and believe these stocks are likely to receive among the largest benefit as the economy turns around. Unfortunately, we have not yet been through a full investment cycle since the inception of this Fund. We are confident that when the environment is once again favorable toward growth stocks, our philosophy of buying companies with faster earnings growth, faster revenue growth and strong balance sheets will pay off for our shareholders.

MUNDER LARGE-CAP VALUE FUND

FUND MANAGER: THE MUNDER LARGE-CAP VALUE FUND TEAM
   The Fund exhibited a return of -8.83% for the year ending June 30, 2002, relative to the -8.95% return of the Russell 1000 Value Index and the -9.98% median return for the Lipper universe of equity income mutual funds. Compared to the Lipper universe of equity income funds, the Fund has earned above-median returns for the one-month, three-month, nine-month, one-year and two-year time periods ending June 30.

   The Fund performed ahead of its Russell 1000 Value benchmark during the year. Weak relative performance in the Fund's industrials and utilities sectors was offset by strong stock selection in the consumer discretionary and information technology sectors of the Fund.

   In the industrials sector, an overweight in ITT Industries added over one percentage point to returns. This was countered, however, by the performance of Tyco International, which subtracted over two percentage points from the Fund's return. In the utilities sector, El Paso held back returns.

   On the positive side, performance in the consumer discretionary sector was bolstered by Darden Restaurants, Centex Corp. and Family Dollar Stores. While the information technology holdings of the Fund earned a negative return, relative strength from stocks like Affiliated Computer Services helped to boost the Fund's performance relative to its benchmarks.

   Although it is discouraging to read of one scandal after another, talented executives with high integrity head many good companies. When investors hastily conclude that the negative behavior of a few corporations taints all companies in a sector, opportunities are created. Valuations can be reduced to unusually low levels. We are diligently working to identify these opportunities while seeking to avoid the many pitfalls in today's market. Accounting reforms and increased regulation and oversight are likely. Company disclosures have improved already. Corporations are reducing

                                                                               v
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debt. These are all positives for the financial markets, and should, with time, help improve investor confidence.

MUNDER MICRO-CAP EQUITY FUND

FUND MANAGER: THE MUNDER MICRO-CAP EQUITY FUND TEAM
   The Fund earned a return of -0.66% for the year ending June 30, 2002, relative to the 3.26% return for the Wilshire Micro-Cap Index and the -1.95% median return for the Lipper universe of small-cap core mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, nine-month, one-year, three-year and five-year time periods ending June 30.

   The Fund lagged its Wilshire Micro-Cap benchmark during the Fund's fiscal year, although it performed well relative to the broad stock market. During the July through December period, the Fund experienced good relative performance from all of its sectors with the exception of energy and materials. Even the technology sector, which was one of the weakest sectors of the micro-cap market early in that period, had rebounded by December. During the second half of the Fund's fiscal year, the consumer discretionary and financials sectors of the Fund had the strongest absolute returns. For the year as a whole, the best absolute performance came from the Fund's holdings in the consumer staples, financials and telecommunication services sectors. The weakest absolute returns came from the energy, materials and utilities sectors.

   New Century Financial had the largest positive impact on the financials sector during the year. Returns in the energy sector were held back by ATP Oil & Gas and Mission Resources. In the consumer discretionary sector of the Fund, strong returns from Gymboree and Spartan Motors were offset by weak returns from Regent Communications, Uniroyal Technology and Wilsons The Leather Experts. Healthcare was another sector in which strong returns from some holdings (Air Methods, Meridian Medical Technologies and Neogen) were offset by weaker returns from other stocks in the sector (Natus Medical and Organogenesis).

   We continue to view the micro-cap sector of the market favorably. Compared to larger-cap companies, the business models of micro-cap companies are easier for investors to understand, their financials are easier to analyze and management interests are often more closely tied to shareholder interests. We believe that the current market weakness has created a number of interesting and attractive investment opportunities in this segment of the market.

MUNDER MIDCAP SELECT FUND

FUND MANAGER: THE MUNDER MIDCAP SELECT FUND TEAM
   The Fund earned a return of -8.46% for the year ending June 30, 2002, relative to the -4.72% return for the S&P MidCap 400 Index and the -24.98% median return for the Lipper universe of mid-cap growth mutual funds. Compared to the Lipper universe, the Fund has earned an above-median return for the one-month, three-month, six-month, nine-month, one-year, two-year and three-year time periods ending June 30.

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   For the year ending June 30, the mid-cap sector of the stock market lagged the small-cap sector but generated performance that was significantly stronger than the larger-cap segment represented by the S&P 500 Index. The -4.72% return for the S&P MidCap 400 Index for that one-year period compares favorably with the -17.99% return for the S&P 500 Index.

   For the year as a whole, the Fund lagged its S&P MidCap 400 Index benchmark, largely because of the weak relative performance of utilities holdings. NRG Energy and Allegheny Energy were the biggest detractors from returns in this sector. In the industrials sector, Tetra Tech offset strong positive returns from L-3 Communications. Lone Star Steakhouse in the consumer discretionary sector and Hanover Compressor in the energy sector each subtracted close to one percentage point from returns.

   These negative factors were partially offset by strong stock selection in the healthcare sector of the Fund. Within that sector, top performers for the year included Trigon Healthcare and Patterson Dental. The relative performance of the healthcare sector was also enhanced by the avoidance of some of the weakest healthcare stocks represented in the S&P MidCap 400 Index.

MUNDER MULTI-SEASON GROWTH FUND

FUND MANAGER: THE MUNDER MULTI-SEASON GROWTH FUND TEAM
   The Fund generated a return of -21.41% for the year ending June 30, 2002. This compares to the -17.99% return for the S&P 500 Index and the -18.67% median return for the Lipper universe of large-cap core mutual funds.

   The Fund lagged its S&P 500 benchmark for the year ending June 30. Relative strength in the consumer discretionary, healthcare and telecommunications services sectors was more than offset by weak relative returns in the industrials, information technology, utilities and consumer staples sectors of the Fund.

   The best relative returns in the consumer discretionary sector came from Wendy's, Darden Restaurants, Family Dollar Stores and Lowe's. In the healthcare and telecommunications services sectors, performance was driven largely by the Fund's avoidance of many of the problem names in these sectors, such as Biomet and Bristol-Myers Squibb (healthcare) and WorldCom and AT&T Wireless (telecommunications services).

   Tyco International, which was sold in June, was largely responsible for the Fund's weak performance in the industrials sector of the Fund. In the information technology sector, Amdocs (a provider of software and products and services to communications companies) subtracted close to one percentage point of performance from the Fund's return. An overweight in Safeway, which lowered earnings guidance during the quarter, was one of the key detractors from relative returns in the consumer staples sector. Performance in that sector was also held back by an underweight in PepsiCo.

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MUNDER POWER PLUS FUND

FUND MANAGER: THE MUNDER POWER PLUS FUND TEAM
   The Fund generated a return of -23.89% for the year ending June 30, 2002, relative to the -0.72% return for the Deutsche Bank Energy Index and the -0.98% return for the Lipper universe of natural resources mutual funds. Many natural resource funds benefited from their investments in gold and other precious metals.

   During the year ending June 30, the conventional energy segment of the Fund, including companies involved in exploration and production, drilling, and oil services and equipment had strong relative performance. These stocks benefited from price strength for oil and natural gas, especially in the latter half of that twelve-month period. For the year as a whole, however, the performance of the Fund was held back, relative to its benchmarks, by its holdings in the alternative energy and power and distributed power segments of the energy market. As of June 30, these segments accounted for approximately 25% of the Fund's assets.

   Distributed power is a means by which reliable, high quality power can be generated on-site and from technologies such as microturbines, fuel cells, and wind and solar products. This segment of the energy market has been hurt by a weak economy, abnormal weather patterns and lower commodity prices. Despite strong fundamentals, many of these companies were trading at less than their net cash value per share as of June 30. This means the market is not paying for the fundamental business value these companies possess. We believe that these holdings represent extremely compelling investments on the basis of valuation and fundamentals.

   The independent power production companies held in the Fund, roughly 10% of the Fund's assets as of June 30, continued to be negatively impacted by concerns that are directly tied to the Enron debacle and the continuing debate over the causes of the California energy crises of 2001 and early 2002. We firmly believe that the Fund's holdings in this sector do not represent the "next Enron" and that these companies will emerge relatively unscathed from the California power situation.

MUNDER REAL ESTATE EQUITY INVESTMENT FUND

FUND MANAGER: THE MUNDER REAL ESTATE EQUITY INVESTMENT FUND TEAM
   The Fund generated a return of 16.80% for the year ending June 30, 2002, relative to the 16.22% return for the National Association of Real Estate Investment Trusts (NAREIT) Index (equity only) and the 14.67% median return for the Lipper universe of real estate mutual funds. Compared to its Lipper benchmark, the Fund has earned median or above-median returns for the one-month, three-month, six-month, nine-month and one-year time periods ending June 30.

   The Fund exhibited strong absolute and relative returns for the year ending June 30. The real estate investment trust (REIT) market performed well during the year ending June 30, 2002, producing positive returns while most of the equity market was down. During uncertain times, the predictable cash flows, low volatility and attractive dividend yields of the REIT market draw the attention of investors.

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   During the first six months of the year ending June 30, the Fund's focus on larger-capitalization blue chip REITs was a positive for returns, as these types of REITs bounced back from a period of weak relative performance. A modest underweighting in hotels and regional malls helped the Fund in the weeks immediately following the September 11 tragedy. However, these same holdings had strong performance in the October through December period. During that time frame, the Fund increased its positions in these sectors.

   During the second half of the Fund's fiscal year, relative performance was boosted by the overweight applied to the regional malls and an underweight in the apartment sector. Stock selection in the specialty REIT sector also was a positive for the Fund's relative return, with Correctional Properties Trust being one of the best performing REITs for the quarter.

MUNDER SMALL-CAP VALUE FUND

FUND MANAGER: THE MUNDER SMALL-CAP VALUE FUND TEAM
   The Fund earned a return of 10.84% for the year ending June 30, 2002, relative to the 8.50% return for the Russell 2000 Value Index and the -1.95% median return for the Lipper universe of small-cap core mutual funds. Compared to the Lipper universe, the Fund has earned median or above-median returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending June 30.

   Even given the negative market environment, the small-cap value sector of the market generated a positive return for the year ending June 30. In addition, the Fund outpaced its Russell 2000 Value benchmark.

   The greatest relative strength came from the financials, consumer discretionary and utilities sectors of the Fund. The financial sector alone added over five percentage points to relative returns. The biggest contributors to relative performance within this sector included New Century Financial Corp. (a specialty finance company dealing with sub-prime mortgage loans) and Correctional Properties Trust (a real estate investment trust that focuses on correctional and detention facilities). The consumer discretionary sector added close to 3.5 percentage points to the Fund's relative returns. Standout performers in this sector included Penn National Gaming (which owns and operates gaming facilities, horse racing tracks and off-track wagering facilities) and NVR Inc. NVR constructs homes and conducts mortgage banking. Among the utilities holdings, Allete, a diversified company providing energy and automotive services, was one of the strongest performers.

   The strength from these sectors was only partially offset by weaker relative returns in the industrials sector. Within this sector, underperformance was concentrated largely in three holdings: Capstone Turbine, Active Power and A.C.L.N. Ltd. Capstone Turbine and Active Power are both involved in the production of equipment used to generate electricity. A.C.L.N. is a shipping and marine logistics company.

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--------------------------------------------------------------------------------

MUNDER SMALL COMPANY GROWTH FUND

FUND MANAGER: THE MUNDER SMALL COMPANY GROWTH FUND TEAM
   The Fund generated a return of -23.96% for the year ending June 30, 2002, compared to the -25.01% return for the Russell 2000 Growth Index and the -22.70% median return for the Lipper universe of small-cap growth mutual funds. Compared to its Lipper benchmark, the Fund has earned median or above-median returns for the one-month, three-month, six-month and nine-month time periods ending June 30.

   While the Fund did not escape the negative returns of the small-cap growth sector of the market, it did manage to generate stronger relative returns than its Russell 2000 Growth benchmark. The largest positive impact on relative returns came from stock selection in the information technology sector of the Fund. The Fund's return in this sector was significantly less negative than it was for the Fund's benchmark. Strong relative performance in the technology sector came from White Electronic Designs, Entegris, and Websense. White Electronic Designs is a company that designs and manufactures computer memory and display products. Entegris is focused on materials solutions for the protection and transport of materials used in the semiconductor industry. Websense's products allow companies to monitor, report and manage how their employees use the Internet. Rent-A-Center, Spanish Broadcasting System and Tuesday Morning Corp. were the standout performers in the consumer discretionary sector. Tuesday Morning is a closeout retailer of upscale home furnishers and gifts. In the telecommunications services sector, performance was enhanced by the avoidance of some of the weakest stocks represented in the Russell 2000 Growth Index.

   Only partially offsetting this relative strength was weakness in the energy and industrials sectors of the Fund. In the energy sector, ATP Oil and Gas and Mission Resources Corp. detracted the most from relative returns. The largest negative impact in the industrials sector of the Fund came from Lexent and MCSi. Lexent is involved in telecommunications network services. MCSi is involved in audio-visual presentation, broadcast and computer technology products.

MUNDER FRAMLINGTON EMERGING MARKETS FUND

FUND MANAGER: THE MUNDER FRAMLINGTON EMERGING MARKETS FUND TEAM
   The Fund generated a return of 0.66% for the year ending June 30, 2002, relative to the 1.31% return for the MSCI Emerging Markets Free Index and the 0.71% median return for the Lipper universe of emerging markets mutual funds. Compared to its Lipper benchmark, the Fund has earned an above-median return for the three-month, nine-month and five-year time periods ending June 30.

   The Fund generated a positive return for the year ending June 30, although it lagged its MSCI Emerging Markets Free benchmark. For the year, the emerging markets indices showed significantly stronger returns than any of the other widely followed global stock market indices.

   During the year ending June 30, the geographic allocation of the Fund was a positive for relative returns. This was offset, however, by the negative impact of overall stock selection. In terms of geographic allocation, the Fund's underweight in Latin America and Asia and its

--------------------------------------------------------------------------------

overweight in Europe and the Middle East had a positive impact on performance. The Fund had a neutral weight in Africa, with no significant impact on returns. In terms of specific countries, an overweight in Brazil and underweights in both Taiwan and India were positive factors for Fund performance.

   Stock selection in Turkey and India helped to boost the relative return of the Fund. However, the lack of exposure to gold-related stocks had a negative impact on performance as did stock selection in Asia, including Taiwan. Stock selection in Europe was neutral. Underperformance in Mexico was largely due to currency movements.

MUNDER FRAMLINGTON HEALTHCARE FUND

FUND MANAGER: THE MUNDER FRAMLINGTON HEALTHCARE FUND TEAM
   The Fund generated a -36.15% return for the year ending June 30, 2002, compared to the -35.26% return for the Russell 2000 Healthcare Index and the -21.50% median return for the Lipper universe of health/biotechnology mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, nine-month, three-year and five-year time periods ending June 30.

   During the first half of the Fund's fiscal year, the biotechnology segment of the healthcare sector experienced strong relative returns. In contrast, major drug stocks underperformed as several pharmaceutical companies reduced growth estimates for 2002, including Merck, Bristol Myers Squibb and Eli Lilly.

   Over the last few months of the period, the biotech sector was severely hit for a number of reasons. Traditional seasonal weakness in the calendar first quarter, negative sentiment cultivated by the Imclone debacle and concerns about accounting practices at Elan all contributed to poor stock price performance in the sector. In general, investors were avoiding what are perceived as high-risk situations and focusing on short-term news. In addition, there were isolated incidents of biotech drugs failing to meet their trial objectives within the expected timetable. As a result, the Fund's heavy weighting in biotech stocks, approximately 40% as of June 30, hurt performance during the last half of the Fund's fiscal year.

   Large pharmaceutical companies were weak throughout the twelve months ending June 30. Reduced earnings growth estimates, thin pipelines for new drugs and the expiration of key patents have hurt growth in this segment of the healthcare market. In contrast, healthcare service stocks have proven to be more resilient. There has been stronger earnings growth in this segment, and investors have been attracted to its relatively defensive characteristics. A positive regulatory environment is also developing. In the medical devices arena, performance was boosted, particularly during the last half of the Fund's fiscal year, by improved earnings and increased product launches, especially in the cardiology and orthopedics area.

--------------------------------------------------------------------------------

MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

FUND MANAGER: THE MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND TEAM
   The Fund generated a return of -14.46% for the year ending June 30, 2002, relative to the -9.21% return for the Morgan Stanley EAFE Index and the -10.24% median return for the Lipper universe of international equity mutual funds.

   The last twelve months have seen somewhat of a change in the investment environment for international investors. Since the correction of 2000 started, we initially moved into an environment where growth stocks had been extremely out of favor. During the last twelve months, however, it has in fact been very difficult to gain strong performance with either a value or a growth bias due to the broadening of the negative international market conditions to include value stocks.

   In the July through September period, we moved to a more neutral and defensive position in terms of sectors and stocks and that did have a positive impact on returns, although the Fund still lagged its Morgan Stanley EAFE benchmark for that time period. In retrospect a more aggressive move back into growth/cyclical stocks leading in late 2001 would have helped Fund performance as the benchmark finished 2001 with three positive months of returns and the Fund lost ground at this point. As of fiscal year-end, we are positioned to benefit from a mild economic recovery after moving the Fund to a somewhat more aggressive position.

   Geographic allocation held back the performance of the Fund relative to its Morgan Stanley EAFE benchmark during the year ending June 30. Stock selection also had a negative impact on returns during the first nine months of the one-year period. In the April through June timeframe, however, stock selection had a positive influence on Fund performance.

   During the year, the Fund took an overweighted position in the U.K. and Europe and an underweighted position in Japan. This move was given support by the negative economic data coming out of Japan and the lack of the necessary government reforms or corporate restructuring in that country. Secular weakness of the Japanese economy was recognized by the leading credit rating agencies, including Standard & Poor's and Moody's, who downgraded Japanese debt. Japanese exporters benefited from yen weakness over the period under review. As a result, the Fund's underweight in Japan for fundamental reasons caused the Fund to miss out on the Japanese stock market rally that was inspired by the improved performance of Japanese exports. The weakness in the yen has begun to reverse in recent months, causing the Bank of Japan to intervene in the currency markets in an attempt to weaken the currency and prolong the period of a favorable exchange rate for Japanese exporters.

   The U.K. was a relatively strong performer in 2001, compared to other developed international markets. While an overweight in the U.K. did have a positive impact on Fund performance, this was largely offset by the disappointing performance of holdings in the U.K. portion of the Fund. The Fund's overweight in Europe and stock selection in that region had a relatively neutral impact on relative returns.

Hypotheticals and Total Returns

--------------------------------------------------------------------------------
The following graphs represent the performance of each Fund since the inception of its oldest class of shares. This includes a period of time since February 1, 1995 during which the Funds have been managed by Munder Capital Management or its then wholly-owned subsidiary World Asset Management and prior periods when the Funds were managed by their predecessors. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for multiple classes of shares. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the charts and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

BALANCED FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                        S&P 500/LEHMAN      LIPPER BALANCED FUNDS
                                             CLASS Y                S&P 500#            BLENDED INDEX#            AVERAGE**
                                             -------                --------            --------------      ---------------------
4/13/93                                      10000.00               10000.00               10000.00               10000.00
                                              9860.00                9758.00                9884.80                9890.00
                                             10000.00               10018.00               10046.10               10045.00
6/30/93                                      10070.00               10047.00               10132.10               10158.00
                                             10061.00               10007.00               10117.70               10181.00
                                             10352.00               10386.00               10412.00               10484.00
                                             10403.00               10306.00               10381.10               10514.00
                                             10444.00               10519.00               10521.30               10620.00
                                             10192.00               10419.00               10436.70               10481.00
                                             10484.00               10545.00               10538.80               10662.00
                                             10663.00               10903.00               10806.40               10925.00
                                             10481.00               10607.00               10564.80               10715.00
                                             10026.00               10146.00               10196.50               10321.00
                                              9977.00               10276.00               10245.30               10341.00
                                              9886.00               10444.00               10350.40               10393.00
6/30/94                                       9571.00               10188.00               10195.30               10211.00
                                              9773.00               10522.00               10471.00               10441.00
                                             10059.00               10953.00               10741.80               10707.00
                                              9946.00               10685.00               10535.10               10505.00
                                             10084.00               10925.00               10676.30               10556.00
                                              9797.00               10528.00               10422.20               10300.00
                                              9940.00               10683.00               10534.10               10399.00
                                              9981.00               10960.00               10777.70               10539.00
                                             10281.00               11387.00               11134.40               10859.00
                                             10473.00               11723.00               11358.90               11054.00
                                             10587.00               12068.00               11621.70               11250.00
                                             10930.00               12549.00               12057.10               11624.00
6/30/95                                      11264.00               12840.00               12262.00               11852.00
                                             11609.00               13266.00               12505.80               12120.00
                                             11672.00               13299.00               12580.80               12225.00
                                             11968.00               13860.00               12940.20               12502.00
                                             11926.00               13810.00               12970.20               12466.00
                                             12274.00               14416.00               13388.30               12857.00
                                             12280.00               14694.00               13601.00               13039.00
                                             12577.00               15193.00               13929.30               13278.00
                                             12704.00               15334.00               13935.70               13323.00
                                             12786.00               15482.00               13983.10               13376.00
                                             12956.00               15710.00               14081.50               13505.00
                                             13180.00               16115.00               14290.80               13668.00
6/30/96                                      13218.00               16176.00               14394.80               13684.00
                                             12715.00               15462.00               14026.90               13301.00
                                             12940.00               15789.00               14205.60               13544.00
                                             13597.00               16677.00               14776.60               14038.00
                                             13694.00               17137.00               15139.30               14313.00
                                             14157.00               18430.00               15921.30               14979.00
                                             13859.00               18066.00               15684.10               14822.00
                                             14179.00               19194.00               16297.70               15256.00
                                             14042.00               19344.00               16393.80               15284.00
                                             13542.00               18551.00               15923.30               14854.00
                                             13933.00               19658.00               16578.40               15276.00
                                             14623.00               20859.00               17251.80               15951.00
6/30/97                                      15057.00               21787.00               17786.30               16430.00
                                             15982.90               23521.20               18798.00               17350.10
                                             15508.20               22204.10               18122.80               16897.20
                                             16223.10               23420.80               18812.50               17530.90
                                             16013.80               22638.60               18512.30               17229.40
                                             16177.10               23686.80               19044.70               17484.30
                                             16351.90               24094.20               19302.20               17713.40
                                             16301.20               24361.60               19528.00               17823.20
                                             16954.80               26118.10               20374.60               18557.50
                                             17421.10               27455.30               21029.60               19079.00
                                             17433.30               27732.60               21202.80               19201.10
                                             17201.40               27363.80               21050.70               19007.20
6/30/98                                      17502.50               28474.80               21611.30               19316.20
                                             17008.00               28061.60               21502.10               19032.20
                                             15203.50               24003.90               19723.80               17365.00
                                             15829.90               25542.50               20678.30               18070.00
                                             16548.50               27619.10               21649.40               18787.40
                                             17136.00               29292.80               22479.20               19456.20
                                             18141.90               30980.10               23294.10               20111.90
                                             18336.00               32275.10               23944.70               20427.70
                                             17503.50               31271.30               23367.00               19870.00
                                             18044.40               32522.20               24005.10               20319.00
                                             18656.10               33780.80               24599.40               20961.10
                                             18581.50               32983.50               24162.80               20680.20
6/30/99                                      19462.20               34814.10               24958.30               21222.10
                                             19538.20               33727.90               24456.80               20835.80
                                             19012.60               33559.30               24382.70               20565.00
                                             18908.00               32639.80               24095.80               20293.50
                                             19178.40               34705.90               25047.80               20861.70
                                             20338.70               35410.40               25370.40               21135.00
                                             21658.70               37496.10               26234.00               21809.20
                                             21556.90               35613.80               25390.20               21216.00
                                             23561.70               34940.70               25192.20               21222.40
                                             25672.80               38357.90               26767.70               22374.80
                                             24432.80               37203.30               26248.00               21974.20
                                             23477.50               36440.60               25927.40               21721.50
6/30/00                                      24785.00               37340.70               26519.40               22110.30
                                             24887.10               36757.10               26357.10               22052.80
                                             26949.10               39040.10               27476.90               23038.60
                                             26109.10               36979.10               26713.20               22522.50
                                             25715.60               36822.70               26681.20               22450.40
                                             24187.90               33919.60               25558.90               21581.60
                                             24842.30               34085.50               25824.10               22101.70
                                             25696.40               35294.80               26566.50               22579.10
                                             24177.90               32076.60               25207.10               21601.40
                                             23044.10               30044.60               24324.10               20836.80
                                             24307.10               32379.30               25445.10               21722.30
                                             24545.40               32596.30               25616.60               21852.70
6/30/01                                      24423.40               31802.90               25280.40               21544.50
                                             24159.20               31491.30               25376.10               21524.60
                                             23441.70               29520.00               24548.80               20874.60
                                             22136.00               27134.80               23409.70               19795.30
                                             22808.90               27653.00               23892.00               20224.90
                                             23698.50               29774.00               24883.50               21015.70
                                             24061.10               30036.00               24948.20               21127.10
                                             23673.70               29597.50               24813.50               20922.20
                                             23408.50               29026.30               24612.50               20704.60
                                             23963.30               30117.70               24994.00               21133.20
                                             23599.10               28292.50               24251.70               20642.90
                                             23308.80               28083.20               24249.20               20562.30
6/30/02                                      22395.10               26083.70               23262.30               19674.10

                         GROWTH OF A $10,000 INVESTMENT                           AVERAGE ANNUAL TOTAL RETURNS
               --------------------------------------------------             -------------------------------------
                                             S&P 500/      LIPPER                              ONE             FIVE
                                               LEHMAN    BALANCED                   ONE       YEAR     FIVE   YEARS
CLASS AND         WITH   WITHOUT       S&P    BLENDED       FUNDS                  YEAR      W/OUT    YEARS   W/OUT
INCEPTION DATE    LOAD      LOAD      500#     INDEX#   AVERAGE**                W/LOAD       LOAD   W/LOAD    LOAD
-------------------------------------------------------------------------------------------------------------------
CLASS
 A -- 4/30/93  $21,097*  $22,316   $26,726   $ 23,534   $  19,553              (13.65)%*   (8.60)%   6.85%*   8.07%
CLASS
 B -- 6/21/94      N/A   $21,216   $25,596   $ 22,817   $  19,150              (13.66)%+   (9.16)%   7.02%+   7.23%
CLASS
 C -- 1/24/96      N/A   $17,007   $17,165   $ 16,700   $  14,990              (10.02)%+   (9.12)%      N/A   7.25%
CLASS
 Y -- 4/13/93      N/A   $22,395   $26,084   $ 23,262   $  19,674                   N/A    (8.31)%      N/A   8.26%

                 AVERAGE ANNUAL TOTAL RETURNS
                ------------------------------
                                SINCE
                    SINCE   INCEPTION
CLASS AND       INCEPTION       W/OUT
INCEPTION DATE     W/LOAD        LOAD
--------------  ------------------------------
CLASS
 A -- 4/30/93      8.48%*       9.15%
CLASS
 B -- 6/21/94         N/A       9.82%
CLASS
 C -- 1/24/96         N/A       8.60%
CLASS
 Y -- 4/13/93         N/A       9.14%

--------------------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The S&P 500/Lehman Blended Index is a blended index made up of 60% S&P 500 Index, 20% Lehman Brothers Aggregate Bond Index and 20% Lehman Brothers Credit Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher. The Lehman Brothers Credit Index is an unmanaged index made up of all public, fixed-rate, non-convertible, investment-grade, domestic, corporate debt, excluding collateralized mortgage obligations. Index since inception comparative returns for Class A, Class B, Class C, and Class Y shares are as of 4/30/93, 6/30/94, 1/31/96, and 3/31/96, respectively.

** The Lipper Balanced Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares are as of 4/30/93, 6/30/94, 1/31/96, and 3/31/93, respectively.

--------------------------------------------------------------------------------

BIO(TECH)(2) FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                                                                    LIPPER
                                                                                             NASDAQ          HEALTH/BIOTECHNOLOGY
                                              CLASS Y             RUSSELL 2000#       BIOTECHNOLOGY INDEX#     FUNDS AVERAGE**
                                              -------             -------------       --------------------   --------------------
11/1/00                                       10000.00               10000.00               10000.00               10000.00
                                               8400.00                8973.00                8451.00                9385.00
                                               8820.00                9744.00                8738.00                9859.00
                                               8290.00               10251.00                8401.00                9099.00
                                               6970.00                9579.00                7754.00                8754.00
                                               5480.00                9111.00                6177.00                7690.00
                                               6380.00                9823.00                7348.00                8336.00
                                               7110.00               10065.00                7958.00                8674.00
6/30/01                                        7530.00               10421.00                8168.00                8768.00
                                               6370.00                9857.00                7002.00                8417.00
                                               6170.00                9539.00                7075.00                8292.00
                                               5140.00                8255.00                5984.00                7767.00
                                               6090.00                8738.00                6959.00                8190.00
                                               6700.00                9414.00                7624.00                8670.00
                                               6890.00                9995.00                7322.00                8623.00
                                               6000.00                9891.00                6284.00                8020.00
                                               5360.00                9620.00                6003.00                7754.00
                                               5580.00               10393.00                6227.00                7940.00
                                               4650.00               10488.00                5248.00                7360.00
                                               4270.00               10022.00                4672.00                7044.00
6/30/02                                        3910.00                9525.00                4109.00                6407.00

                                    GROWTH OF A $10,000 INVESTMENT
                     ------------------------------------------------------------

                                                         NASDAQ    LIPPER HEALTH/
CLASS &                WITH   WITHOUT   RUSSELL   BIOTECHNOLOGY     BIOTECHNOLOGY
INCEPTION DATE         LOAD      LOAD     2000#          INDEX#   FUNDS AVERAGE**
--------------------------------------------------------------------------------------
CLASS A -- 11/1/00   $3,677*  $ 3,890   $ 9,525   $       4,109   $         6,407
CLASS B -- 11/1/00   $3,677+  $ 3,830   $ 9,525   $       4,109   $         6,407
CLASS II -- 11/1/00  $3,802*+ $ 3,840   $ 9,525   $       4,109   $         6,407
CLASS Y -- 11/1/00      N/A   $ 3,910   $ 9,525   $       4,109   $         6,407

                                  AVERAGE ANNUAL TOTAL RETURNS
                      -----------------------------------------------------
                                       ONE                   SINCE
                           ONE        YEAR       SINCE   INCEPTION
CLASS &                   YEAR       W/OUT   INCEPTION       W/OUT
INCEPTION DATE          W/LOAD        LOAD      W/LOAD        LOAD
--------------------  -----------------------------------------------------
CLASS A -- 11/1/00    (51.01)%*   (48.13)%    (45.21)%*   (43.32)%
CLASS B -- 11/1/00    (51.23)%+   (48.66)%   (45.21)%+    (43.85)%
CLASS II -- 11/1/00   (49.71)%*+  (48.66)%    (44.09)%*   (43.76)%
CLASS Y -- 11/1/00         N/A    (48.14)%         N/A    (43.15)%

INTERNATIONAL EQUITY FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                             FTSE WORLD INDEX EX-      LIPPER INTERNATIONAL FUNDS
                                                        CLASS Y                      U.S.#                     AVERAGE**
                                                        -------              --------------------      --------------------------
12/1/91                                                10000.00                    10000.00                     10000.00
                                                       10520.00                    10468.00                     10487.00
                                                       10646.00                    10213.00                     10569.00
                                                       10776.00                     9847.00                     10576.00
                                                       10486.00                     9185.00                     10214.00
                                                       10736.00                     9164.00                     10476.00
                                                       11187.00                     9777.00                     10990.00
6/30/92                                                10766.00                     9304.00                     10686.00
                                                       10416.00                     9048.00                     10308.00
                                                       10175.00                     9673.00                     10378.00
                                                       10195.00                     9434.00                     10149.00
                                                       10365.00                     8962.00                      9850.00
                                                       10616.00                     9073.00                      9903.00
                                                       10656.00                     9101.00                     10033.00
                                                       10522.00                     9105.00                     10071.00
                                                       10785.00                     9414.00                     10302.00
                                                       11140.00                    10247.00                     10882.00
                                                       11363.00                    11196.00                     11441.00
                                                       11576.00                    11509.00                     11679.00
6/30/93                                                11485.00                    11228.00                     11443.00
                                                       11870.00                    11728.00                     11786.00
                                                       12549.00                    12280.00                     12540.00
                                                       12448.00                    11950.00                     12497.00
                                                       13238.00                    12269.00                     13091.00
                                                       12833.00                    11227.00                     12589.00
                                                       14120.00                    12030.00                     13846.00
                                                       14515.00                    13043.00                     14671.00
                                                       13867.00                    13023.00                     14330.00
                                                       12823.00                    12515.00                     13657.00
                                                       13127.00                    13033.00                     14011.00
                                                       13238.00                    12991.00                     13986.00
6/30/94                                                12691.00                    13149.00                     13822.00
                                                       13279.00                    13287.00                     14205.00
                                                       13644.00                    13605.00                     14658.00
                                                       13248.00                    13234.00                     14309.00
                                                       13563.00                    13657.00                     14578.00
                                                       13076.00                    12980.00                     13887.00
                                                       12942.00                    13036.00                     13721.00
                                                       12328.00                    12483.00                     13051.00
                                                       12574.00                    12385.00                     13108.00
                                                       12921.00                    13157.00                     13573.00
                                                       13361.00                    13684.00                     14028.00
                                                       13555.00                    13504.00                     14175.00
6/30/95                                                13749.00                    13261.00                     14196.00
                                                       14403.00                    14098.00                     14954.00
                                                       14097.00                    13586.00                     14642.00
                                                       14475.00                    13816.00                     14902.00
                                                       14383.00                    13455.00                     14617.00
                                                       14465.00                    13862.00                     14778.00
                                                       14757.00                    14398.00                     15220.00
                                                       14911.00                    14534.00                     15533.00
                                                       14932.00                    14523.00                     15599.00
                                                       15149.00                    14822.00                     15848.00
                                                       15623.00                    15296.00                     16328.00
                                                       15540.00                    15044.00                     16272.00
6/30/96                                                15623.00                    15122.00                     16402.00
                                                       15107.00                    14638.00                     15837.00
                                                       15406.00                    14724.00                     16028.00
                                                       15685.00                    15121.00                     16374.00
                                                       15695.00                    14987.00                     16326.00
                                                       16304.00                    15564.00                     17060.00
                                                       16293.00                    15338.00                     17168.00
                                                       16118.00                    14852.00                     17073.00
                                                       16270.00                    15133.00                     17667.00
                                                       16200.00                    15083.00                     17393.00
                                                       16409.00                    15173.00                     17453.00
                                                       17653.00                    16242.00                     18458.00
6/30/97                                                18490.00                    17076.00                     19324.00
                                                       18864.00                    17365.00                     19852.00
                                                       17589.00                    16064.00                     18410.00
                                                       18455.00                    16922.00                     19546.00
                                                       17050.00                    15599.00                     18072.00
                                                       16711.00                    15369.00                     17904.00
                                                       16841.00                    15458.00                     18053.00
                                                       17387.00                    16094.00                     18477.00
                                                       18705.00                    17133.00                     19697.00
                                                       19389.00                    17678.00                     20703.00
                                                       19568.00                    17768.00                     20987.00
                                                       19290.00                    17633.00                     21008.00
6/30/98                                                19321.00                    17550.00                     20846.00
                                                       19178.00                    17615.00                     21148.00
                                                       16209.00                    15260.00                     18128.00
                                                       16094.00                    14929.00                     17476.00
                                                       17852.00                    16519.00                     18772.00
                                                       18609.00                    17401.00                     19743.00
                                                       19094.00                    17963.00                     20349.00
                                                       19566.00                    17916.00                     20508.00
                                                       19382.00                    17513.00                     19966.00
                                                       20245.00                    18369.00                     20663.00
                                                       21200.00                    19295.00                     21612.00
                                                       20312.00                    18323.00                     20723.00
6/30/99                                                21502.00                    19100.00                     21814.00
                                                       21646.00                    19690.00                     22376.00
                                                       21843.00                    19910.00                     22571.00
                                                       22009.00                    20133.00                     22657.00
                                                       23328.00                    20910.00                     23527.00
                                                       25126.00                    21759.00                     25343.00
                                                       27596.00                    23679.00                     28389.00
                                                       25913.00                    22189.00                     26788.00
                                                       26928.00                    22520.00                     28382.00
                                                       27887.00                    23477.00                     28606.00
                                                       26378.00                    22298.00                     26801.00
                                                       25637.00                    21672.00                     25933.00
6/30/00                                                26617.00                    22649.00                     27082.00
                                                       25547.00                    21843.00                     26120.00
                                                       25957.00                    22297.00                     26549.00
                                                       24186.00                    21187.00                     25041.00
                                                       23846.00                    20517.00                     24102.00
                                                       22252.00                    19754.00                     23000.00
                                                       22899.00                    20390.00                     23847.00
                                                       23376.00                    20563.00                     23944.00
                                                       21343.00                    19021.00                     22122.00
                                                       19611.00                    17646.00                     20436.00
                                                       21250.00                    18918.00                     21791.00
                                                       20566.00                    18390.00                     21173.00
6/30/01                                                19600.00                    17671.00                     20438.00
                                                       18943.00                    17231.00                     19858.00
                                                       18207.00                    16811.00                     19309.00
                                                       16138.00                    15072.00                     17216.00
                                                       16701.00                    15525.00                     17685.00
                                                       17505.00                    16136.00                     18380.00
                                                       17890.00                    16331.00                     18653.00
                                                       17183.00                    15585.00                     17842.00
                                                       17087.00                    15682.00                     17928.00
                                                       18206.00                    16535.00                     18860.00
                                                       18046.00                    16642.00                     18915.00
                                                       18111.00                    16905.00                     19070.00
6/30/02                                                17111.00                    16175.00                     18307.00

                         GROWTH OF A $10,000 INVESTMENT                    AVERAGE ANNUAL TOTAL RETURNS
                     ---------------------------------------     ------------------------------------------------
                                             FTSE     LIPPER                     ONE                FIVE
                                            WORLD      INT'L          ONE       YEAR      FIVE     YEARS      TEN
CLASS AND               WITH   WITHOUT      INDEX      FUNDS         YEAR      W/OUT     YEARS     W/OUT    YEARS
INCEPTION DATE          LOAD      LOAD   EX-U.S.#   AVERAGE#       W/LOAD       LOAD    W/LOAD      LOAD   W/LOAD
-----------------------------------------------------------------------------------------------------------------
CLASS A -- 11/30/92  $14,879*  $15,748   $17,828    $ 18,342     (17.91)%*  (13.11)%   (2.91)%*  (1.80)%      N/A
CLASS B -- 3/9/94        N/A   $11,566   $12,421    $ 12,558     (17.95)%+  (13.64)%   (2.84)%+  (2.54)%      N/A
CLASS C -- 9/29/95       N/A   $11,031   $11,708    $ 12,120     (14.53)%+  (13.67)%       N/A   (2.54)%      N/A
CLASS Y -- 12/1/91       N/A   $17,111   $16,175    $ 18,307          N/A   (12.70)%       N/A   (1.54)%      N/A

                        AVERAGE ANNUAL TOTAL RETURNS
                      ---------------------------------
                        TEN                   SINCE
                      YEARS       SINCE   INCEPTION
CLASS AND             W/OUT   INCEPTION       W/OUT
INCEPTION DATE         LOAD      W/LOAD        LOAD
--------------------  ---------------------------------
CLASS A -- 11/30/92     N/A      4.23%*       4.85%
CLASS B -- 3/9/94       N/A         N/A       1.79%
CLASS C -- 9/29/95      N/A         N/A       1.46%
CLASS Y -- 12/1/91    4.74%         N/A       5.21%

--------------------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares, if applicable.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The Russell 2000 Index is an unmanaged index that measures the performance of the bottom 2,000 based on capitalization of the 3,000 largest capitalized U.S. publicly traded companies. The NASDAQ Biotechnology Index is a modified capitalization-weighted index designed to measure the performance of all NASDAQ stock in the biotechnology sector. The FTSE (Financial Times/London Stock Exchange) World Index ex-U.S. is an unmanaged index used to portray global equity markets excluding the United States. The Index is weighted based on the market capitalization of those stocks selected to represent each country. Index since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the International Equity Fund are as of 11/30/92, 2/28/94, 9/30/95, and 11/30/91, respectively.

 ** The Lipper Health/Biotechnology Funds Average and Lipper International Funds
    Average represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C and Class Y of the International Equity Fund are as of 11/30/92, 2/28/94, 9/30/95, and 11/30/91, respectively.

--------------------------------------------------------------------------------

LARGE-CAP GROWTH FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                               RUSSELL 1000 GROWTH       LIPPER LARGE CAP GROWTH
                                                         CLASS Y                     INDEX#                  FUNDS AVERAGE**
                                                         -------               -------------------       -----------------------
11/11/98                                                10000.00                    10000.00                    10000.00
                                                        10380.00                    10760.70                    10677.00
                                                        11138.80                    11731.30                    11756.40
                                                        11618.90                    12419.90                    12481.80
                                                        11198.30                    11852.30                    11966.30
                                                        11638.30                    12477.00                    12662.80
                                                        11879.30                    12493.20                    12759.00
                                                        11698.70                    12109.70                    12362.20
6/30/99                                                 12449.80                    12957.30                    13236.20
                                                        12088.70                    12545.30                    12853.70
                                                        11707.90                    12749.80                    12867.80
                                                        11489.00                    12482.00                    12745.60
                                                        12079.50                    13424.40                    13633.90
                                                        12208.80                    14148.00                    14385.20
                                                        13003.50                    15619.40                    16108.50
                                                        12713.60                    14886.80                    15488.30
                                                        13862.90                    15614.80                    16575.60
                                                        14797.20                    16732.80                    17454.10
                                                        14227.50                    15936.30                    16424.30
                                                        13637.10                    15133.20                    15463.50
6/30/00                                                 14903.70                    16280.20                    16601.60
                                                        14624.60                    15601.40                    16287.80
                                                        16052.70                    17013.30                    17740.70
                                                        14914.50                    15403.80                    16534.30
                                                        14310.30                    14675.20                    15707.60
                                                        12464.20                    12512.10                    13649.90
                                                        12053.20                    12116.70                    13639.00
                                                        12689.40                    12954.00                    14023.60
                                                        10537.90                    10754.40                    11967.80
                                                         9057.24                     9584.31                    10783.00
                                                        10271.80                    10796.70                    11895.80
                                                        10156.10                    10638.00                    11782.80
6/30/01                                                  9947.93                    10391.20                    11422.20
                                                         9508.30                    10131.20                    11031.40
                                                         8721.96                     9302.49                    10134.50
                                                         7912.56                     8374.10                     9108.90
                                                         8317.69                     8813.74                     9474.17
                                                         9023.03                     9660.74                    10351.50
                                                         8999.57                     9642.39                    10384.60
                                                         8906.87                     9471.72                    10151.00
                                                         8351.97                     9078.64                     9698.22
                                                         8745.35                     9392.76                    10100.70
                                                         8074.58                     8626.31                     9400.72
                                                         7681.35                     8417.56                     9199.54
6/30/02                                                  6975.43                     7638.93                     8444.26

                            GROWTH OF A $10,000 INVESTMENT                              AVERAGE ANNUAL TOTAL RETURNS
                        --------------------------------------             -------------------------------------------------------
                                                        LIPPER
                                           RUSSELL   LARGE CAP
                                              1000      GROWTH                  ONE          ONE       SINCE        SINCE
CLASS AND                 WITH   WITHOUT    GROWTH       FUNDS                 YEAR         YEAR   INCEPTION    INCEPTION
INCEPTION DATE            LOAD      LOAD    INDEX#   AVERAGE**               W/LOAD   W/OUT LOAD      W/LOAD   W/OUT LOAD
----------------------------------------------------------------------------------------------------------------------------------
CLASS A -- 6/30/00      $4,421*  $ 4,679   $4,692    $   5,086             (33.88)%*    (30.05)%    (33.47)%*    (31.56)%
CLASS B -- 7/11/00      $4,337+  $ 4,518   $4,692    $   5,086             (34.03)%+    (30.56)%    (34.42)%+    (33.15)%
CLASS II -- 7/10/00     $4,472*+ $ 4,517   $4,692    $   5,086             (32.05)%*+   (30.63)%    (33.78)%*    (33.13)%
CLASS Y -- 11/11/98        N/A   $ 6,975   $7,639    $   8,444                  N/A     (29.88)%         N/A      (9.43)%

LARGE-CAP VALUE FUND

                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                                                          LIPPER EQUITY INCOME
                                                         CLASS Y               RUSSELL 1000 VALUE#           FUNDS AVERAGE**
                                                         -------               -------------------        --------------------
7/5/94                                                  10000.00                    10000.00                    10000.00
                                                        10090.00                    10311.00                    10263.00
                                                        10190.00                    10606.90                    10590.00
                                                        10140.00                    10254.80                    10400.00
                                                        10167.00                    10397.30                    10459.00
                                                         9905.00                     9977.27                    10058.00
                                                         9951.00                    10092.00                    10131.00
                                                        10246.00                    10402.80                    10323.00
                                                        10602.00                    10813.80                    10654.00
                                                        10809.00                    11050.60                    10909.00
                                                        11066.00                    11399.80                    11156.00
                                                        11456.00                    11879.70                    11491.00
6/30/95                                                 11523.00                    12040.10                    11643.00
                                                        11678.00                    12459.10                    11970.00
                                                        11740.00                    12634.70                    12102.00
                                                        12251.00                    13092.10                    12501.00
                                                        12272.00                    12962.50                    12363.00
                                                        12856.00                    13619.70                    12890.00
                                                        13361.00                    13961.60                    13209.00
                                                        13700.00                    14397.20                    13516.00
                                                        13657.00                    14506.60                    13635.00
                                                        13799.00                    14753.20                    13818.00
                                                        13682.00                    14809.30                    13987.00
                                                        13842.00                    14994.40                    14213.00
6/30/96                                                 13972.00                    15006.40                    14232.00
                                                        13512.00                    14439.10                    13709.00
                                                        13823.00                    14852.10                    14065.00
                                                        14391.00                    15443.20                    14601.00
                                                        14822.00                    16040.90                    14932.00
                                                        15663.00                    17203.80                    15777.00
                                                        15517.00                    16983.60                    15693.00
                                                        16088.00                    17807.30                    16285.00
                                                        16414.00                    18069.10                    16464.00
                                                        15992.00                    17418.60                    15954.00
                                                        16449.00                    18150.20                    16421.00
                                                        17304.00                    19164.80                    17372.00
6/30/97                                                 17945.00                    19986.90                    18016.00
                                                        19252.80                    21490.00                    19169.00
                                                        18509.70                    20724.90                    18618.90
                                                        19535.10                    21976.70                    19555.40
                                                        19298.70                    21362.70                    18970.70
                                                        19808.20                    22307.10                    19555.00
                                                        20539.10                    22958.20                    20018.50
                                                        20652.10                    22633.40                    20004.40
                                                        21591.80                    24157.10                    21126.70
                                                        22762.00                    25634.50                    22068.90
                                                        22536.70                    25806.00                    22073.30
                                                        22171.60                    25423.30                    21720.20
6/30/98                                                 22131.70                    25749.20                    21854.80
                                                        21252.80                    25293.50                    21227.60
                                                        18917.10                    21529.30                    18599.60
                                                        19923.50                    22765.10                    19618.90
                                                        20834.00                    24528.50                    20794.10
                                                        21673.60                    25671.20                    21673.70
                                                        22657.50                    26544.10                    22239.30
                                                        22517.10                    26756.40                    22165.90
                                                        22280.70                    26379.20                    21680.50
                                                        23494.90                    26925.20                    22140.10
                                                        23494.90                    29440.00                    23707.70
                                                        23147.20                    29116.20                    23465.80
6/30/99                                                 23728.20                    29960.50                    24186.20
                                                        23443.50                    29082.70                    23559.80
                                                        22540.90                    28003.70                    22961.40
                                                        21702.40                    27023.60                    22134.80
                                                        22813.50                    28580.20                    22871.90
                                                        22266.00                    28357.20                    22707.20
                                                        22629.00                    28493.30                    22959.20
                                                        21280.30                    27564.50                    22084.50
                                                        19384.20                    25516.40                    20772.70
                                                        20925.20                    28629.40                    22783.50
                                                        20975.50                    28297.30                    22740.20
                                                        20774.10                    28594.50                    23047.20
6/30/00                                                 19863.50                    27287.70                    22547.10
                                                        20333.20                    27628.80                    22657.60
                                                        21524.30                    29164.90                    23998.90
                                                        21757.20                    29433.30                    23912.50
                                                        22753.30                    30157.30                    24290.30
                                                        22246.50                    29038.50                    23379.40
                                                        23491.50                    30493.30                    24534.40
                                                        23369.10                    30609.20                    24691.40
                                                        23071.70                    29758.20                    23891.40
                                                        22453.40                    28707.80                    23040.90
                                                        23260.40                    30114.50                    24257.40
                                                        23453.30                    30792.00                    24655.20
6/30/01                                                 22959.50                    30108.50                    24009.30
                                                        23011.80                    30044.80                    23937.00
                                                        22238.60                    28840.00                    23108.80
                                                        20777.50                    26809.60                    21583.60
                                                        21051.80                    26579.10                    21667.80
                                                        21999.10                    28123.30                    22801.00
                                                        22562.30                    28787.00                    23186.30
                                                        22214.80                    28565.40                    22947.50
                                                        22159.30                    28611.10                    22952.10
                                                        23081.10                    29964.40                    23817.40
                                                        22367.90                    28936.60                    22993.30
                                                        22166.60                    29081.30                    22949.60
6/30/02                                                 20927.50                    27412.00                    21535.90

                         GROWTH OF A $10,000 INVESTMENT                        AVERAGE ANNUAL TOTAL RETURNS
                     ---------------------------------------               ------------------------------------
                                                      LIPPER
                                                      EQUITY                               ONE             FIVE
                                         RUSSELL      INCOME                    ONE       YEAR     FIVE   YEARS
CLASS AND               WITH   WITHOUT      1000       FUNDS                   YEAR      W/OUT    YEARS   W/OUT
INCEPTION DATE          LOAD      LOAD    VALUE#   AVERAGE**                 W/LOAD       LOAD   W/LOAD    LOAD
---------------------------------------------------------------------------------------------------------------
CLASS A -- 8/8/94    $19,214*  $20,336   $26,585   $  21,060               (14.06)%*   (9.06)%   1.72%*   2.89%
CLASS B -- 8/9/94        N/A   $19,176   $26,585   $  21,060               (14.07)%+   (9.72)%   1.84%+   2.11%
CLASS C -- 12/5/95       N/A   $14,906   $20,061   $  16,795               (10.60)%    (9.73)%     N/A    2.12%
CLASS Y -- 7/5/94        N/A   $20,928   $27,412   $  21,536                    N/A    (8.83)%     N/A    3.13%

                       AVERAGE ANNUAL TOTAL RETURNS
                      ------------------------------

                                      SINCE
                          SINCE   INCEPTION
CLASS AND             INCEPTION       W/OUT
INCEPTION DATE           W/LOAD        LOAD
--------------------  ------------------------------
CLASS A -- 8/8/94         8.62%*      9.41%
CLASS B -- 8/9/94           N/A       8.60%
CLASS C -- 12/5/95          N/A       6.27%
CLASS Y -- 7/5/94           N/A       9.69%

--------------------------------------------------------------------------------
 * Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares, if applicable.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies (the 1,000 largest U.S. publicly traded companies) with higher price-to-book ratios and higher forecasted growth rates. Index since inception comparative returns for Class A, Class B, Class II, and Class Y shares of the Large-Cap Growth Fund are as of 6/30/00, 6/30/00, 6/30/00, and 10/31/98, respectively. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies (the 1,000 largest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates. Index since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the Large-Cap Value Fund are as of 7/31/94, 7/31/94, 11/30/95, and 6/30/94,
   respectively.

** The Lipper Large Cap Growth Funds Average and the Lipper Large Cap Value
   Fund's Average represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class II, and Class Y shares of the Large-Cap Growth Fund are as of 6/30/00, 6/30/00, 6/30/00, and 10/31/98, respectively. Lipper since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the Large-Cap Value Fund are as of 7/31/94, 7/31/94, 11/30/95, and 6/30/94, respectively.

--------------------------------------------------------------------------------

MICRO-CAP EQUITY FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                                                          LIPPER SMALL CAP CORE
                                                         CLASS Y            WILSHIRE MICRO-CAP INDEX#        FUNDS AVERAGE**
                                                         -------            -------------------------     ---------------------
12/26/96                                                10000.00                    10000.00                    10000.00
                                                        10120.00                    10000.00                    10000.00
                                                        10600.00                    10474.00                    10302.00
                                                        10910.00                    10253.00                    10137.20
                                                        10130.00                     9788.00                     9720.53
                                                         9780.00                     9474.00                     9659.29
                                                        11260.00                    10382.00                    10689.00
6/30/97                                                 12830.00                    11052.00                    11302.50
                                                        14670.00                    11620.10                    12007.80
                                                        16050.40                    12119.70                    12328.40
                                                        18059.90                    13252.90                    13212.40
                                                        17969.60                    12791.70                    12751.20
                                                        17700.10                    12546.10                    12648.00
                                                        17365.50                    12419.40                    12765.60
                                                        17115.50                    12331.20                    12563.90
                                                        18394.00                    13083.40                    13493.60
                                                        19048.80                    13724.50                    14165.60
                                                        18965.00                    14016.90                    14307.20
                                                        17779.70                    13328.60                    13600.50
6/30/98                                                 17728.10                    13266.00                    13494.40
                                                        16720.80                    12422.00                    12560.60
                                                        12311.60                     9807.18                    10113.80
                                                        12706.80                    10167.10                    10574.00
                                                        13091.80                    10380.60                    11012.80
                                                        14984.80                    11179.90                    11613.00
                                                        16396.40                    11497.40                    12221.50
                                                        16183.30                    12026.30                    12138.40
                                                        15450.20                    11202.50                    11214.60
                                                        14951.10                    10873.20                    11211.30
                                                        17086.10                    11862.60                    12120.50
                                                        17849.90                    12154.40                    12470.80
6/30/99                                                 19401.00                    13146.20                    13115.50
                                                        19517.50                    13276.40                    13093.20
                                                        19687.20                    12875.40                    12608.80
                                                        19399.80                    12709.40                    12559.60
                                                        20133.10                    12642.00                    12569.70
                                                        24125.50                    14076.90                    13325.10
                                                        28692.50                    16194.00                    14552.40
                                                        30201.70                    17120.30                    14229.30
                                                        38039.10                    21816.40                    15948.20
                                                        36159.90                    19549.70                    15948.20
                                                        30041.70                    16316.20                    15356.50
                                                        25772.80                    14691.10                    14748.40
6/30/00                                                 30763.80                    17667.50                    15919.40
                                                        28438.20                    17291.20                    15510.30
                                                        32505.40                    18342.50                    16853.50
                                                        29509.30                    17674.80                    16452.40
                                                        26974.00                    16381.00                    16008.10
                                                        23137.90                    14684.00                    14586.60
                                                        24765.10                    14889.50                    15982.60
                                                        27611.20                    17169.10                    16792.90
                                                        24489.30                    16144.10                    15840.70
                                                        22062.50                    15503.20                    15096.20
                                                        25007.80                    16472.10                    16337.10
                                                        27092.70                    17872.30                    16920.30
6/30/01                                                 28273.10                    18492.40                    17392.40
                                                        26816.90                    17806.00                    16952.00
                                                        25006.80                    15482.30                    16450.20
                                                        21588.40                    16576.90                    14405.40
                                                        24401.30                    17724.00                    15167.50
                                                        26453.50                    19063.90                    16212.50
                                                        28879.30                    19466.20                    17285.80
                                                        28272.80                    18448.10                    17171.70
                                                        26177.80                    20054.90                    16776.80
                                                        29112.30                    20377.80                    18082.00
                                                        29674.20                    20133.30                    18237.50
                                                        29012.50                    19686.30                    17599.20
6/30/02                                                 28087.00                    19686.30                    16657.60

                             GROWTH OF A $10,000 INVESTMENT                  AVERAGE ANNUAL TOTAL RETURNS
                       ------------------------------------------    --------------------------------------------
                                                           LIPPER                           ONE              FIVE
                                            WILSHIRE    SMALL CAP                 ONE      YEAR     FIVE    YEARS
CLASS AND                 WITH   WITHOUT   MICRO-CAP   CORE FUNDS                YEAR     W/OUT    YEARS    W/OUT
INCEPTION DATE            LOAD      LOAD      INDEX#    AVERAGE**              W/LOAD      LOAD   W/LOAD     LOAD
-----------------------------------------------------------------------------------------------------------------
CLASS A -- 12/26/96    $26,211*  $27,732   $  19,686   $   16,658             (6.44)%*  (0.99)%   15.39%*  16.71%
CLASS B -- 2/24/97     $23,989+  $24,231   $  19,202   $   16,433             (6.59)%+  (1.67)%   15.59%+  15.82%
CLASS C -- 3/31/97         N/A   $26,318   $  20,111   $   17,137             (2.65)%+  (1.67)%      N/A   15.83%
CLASS Y -- 12/26/97        N/A   $28,087   $  19,686   $   16,658                 N/A   (0.66)%      N/A   16.96%

                         AVERAGE ANNUAL TOTAL RETURNS
                        ------------------------------
                                        SINCE
                            SINCE   INCEPTION
CLASS AND               INCEPTION       W/OUT
INCEPTION DATE             W/LOAD        LOAD
----------------------  ------------------------------
CLASS A -- 12/26/96        19.10%*     20.33%
CLASS B -- 2/24/97         17.90%+     18.00%
CLASS C -- 3/31/97            N/A      20.23%
CLASS Y -- 12/26/97           N/A      20.60%

--------------------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The Wilshire Micro-Cap Index is an unmanaged index that measures the performance of all stocks in the bottom half of the Wilshire 5000 Index (based on market capitalization). The Wilshire 5000 Index contains all publicly traded U.S. companies, excluding REITs and limited partnerships. Index since inception comparative returns for Class A, Class B, Class C, and Class Y shares are as of 12/31/96, 2/28/97, 3/31/97, and 12/31/96, respectively.

** The Lipper Small Cap Core Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C, and Class Y shares are as of 12/31/96, 2/28/97, 3/31/97, and 12/31/96, respectively.

--------------------------------------------------------------------------------

MIDCAP SELECT FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                                                           LIPPER MID CAP CORE
                                                         CLASS Y                 S&P MIDCAP 400#             FUNDS AVERAGE**
                                                         -------                 ---------------           -------------------
6/24/98                                                 10000.00                    10000.00                    10000.00
                                                        10020.00                    10074.00                    10000.00
                                                         9580.12                     9683.13                     9537.00
                                                         7439.92                     7881.10                     7759.30
                                                         8184.66                     8617.19                     8259.00
                                                         8494.86                     9387.57                     8789.23
                                                         8775.19                     9856.01                     9291.10
                                                         9655.34                    11046.60                    10082.70
                                                         9455.47                    10616.90                    10032.30
                                                         8634.74                    10060.60                     9476.49
                                                         8905.01                    10341.30                     9790.17
                                                         9435.74                    11157.20                    10427.50
                                                        10196.30                    11205.20                    10532.80
6/30/99                                                 10867.20                    11805.70                    11085.80
                                                        10496.60                    11555.50                    10909.50
                                                        10026.40                    11159.20                    10585.50
                                                        10171.70                    10814.30                    10431.00
                                                        10990.60                    11365.90                    10876.40
                                                        11901.70                    11962.60                    11543.10
                                                        12709.80                    12673.10                    12722.80
                                                        12085.80                    12315.80                    12389.50
                                                        13528.80                    13177.80                    13801.90
                                                        15165.80                    14280.80                    14425.70
                                                        14663.80                    13782.40                    13763.60
                                                        14520.10                    13610.20                    13375.40
6/30/00                                                 15829.10                    13810.20                    14030.80
                                                        15583.50                    14028.50                    13889.10
                                                        17077.40                    15594.70                    15282.20
                                                        16841.80                    15487.90                    15017.80
                                                        16720.50                    14962.70                    14577.80
                                                        14966.80                    13833.30                    13178.30
                                                        16625.50                    14891.60                    14235.20
                                                        16795.30                    15223.20                    14528.50
                                                        15923.90                    14354.40                    13621.90
                                                        14826.00                    13287.20                    12741.90
                                                        16138.90                    14753.00                    13934.60
                                                        16580.30                    15096.60                    14241.10
6/30/01                                                 16591.60                    15035.60                    14215.50
                                                        16182.90                    14812.00                    13851.10
                                                        15378.60                    14327.60                    13302.60
                                                        13986.80                    12545.30                    11682.30
                                                        14416.20                    13099.80                    12159.00
                                                        15434.00                    14074.40                    13004.00
                                                        16204.10                    14802.00                    13638.60
                                                        15491.20                    14725.00                    13466.80
                                                        15457.10                    14742.70                    13307.90
                                                        16350.50                    15796.80                    14126.30
                                                        16679.20                    15722.60                    13937.00
                                                        16158.80                    15456.90                    13652.70
6/30/02                                                 15186.00                    14325.40                    12641.00

                                GROWTH OF A $10,000 INVESTMENT              AVERAGE ANNUAL TOTAL RETURNS
                        -----------------------------------------------    ------------------------------
                                                  S&P            LIPPER                  ONE          ONE
CLASS AND                 WITH      WITHOUT   MID CAP      MID CAP CORE                 YEAR         YEAR
INCEPTION DATE            LOAD         LOAD      400#   FUNDS AVERAGE**               W/LOAD   W/OUT LOAD
---------------------------------------------------------------------------------------------------------
CLASS A -- 6/30/00      $9,016*     $9,540    $10,373   $         9,010             (13.77)%*     (8.76)%
CLASS B -- 7/5/00       $9,052+     $9,429    $10,239   $         9,010             (13.97)%+     (9.44)%
CLASS II -- 7/14/00     $8,809*+    $8,900    $9,533    $         9,101             (11.18)%*+    (9.36)%
CLASS Y -- 6/24/98         N/A      $15,186   $14,325   $        12,641                  N/A      (8.46)%

                          AVERAGE ANNUAL TOTAL RETURNS
                         -------------------------------
                             SINCE        SINCE
CLASS AND                INCEPTION    INCEPTION
INCEPTION DATE              W/LOAD   W/OUT LOAD
-----------------------  -------------------------------
CLASS A -- 6/30/00         (5.05)%*     (2.33)%
CLASS B -- 7/5/00          (4.70)%+     (2.91)%
CLASS II -- 7/14/00        (6.25)%*     (5.76)%
CLASS Y -- 6/24/98             N/A       10.96%

--------------------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares and 1.00% for Class II Shares.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector (based on capitalization) of the U.S. stock market. Index since inception comparative returns for Class A, Class B, Class II, and Class Y shares are as of 6/30/00, 6/30/00, 7/31/00, 6/30/98, respectively.

** The Lipper Mid Cap Core Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class II, and Class Y shares are as of 6/30/00, 6/30/00, 7/31/00, 6/30/98, respectively.

--------------------------------------------------------------------------------

MULTI-SEASON GROWTH FUND
                              CLASS B & Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           B
[GRAPHIC IMAGE]

                                                                                                          LIPPER LARGE CAP CORE
                                                         CLASS B                    S&P 500#                 FUNDS AVERAGE**
                                                         -------                    --------              ---------------------
4/29/93                                                 10000.00                    10000.00                    10000.00
                                                        10030.00                    10000.00                    10000.00
                                                        10060.00                    10266.80                    10269.00
6/30/93                                                 10160.00                    10296.80                    10291.60
                                                        10110.00                    10255.30                    10258.70
                                                        10340.00                    10643.60                    10646.40
                                                        10430.00                    10562.00                    10657.10
                                                        10390.00                    10780.30                    10823.30
                                                        10310.00                    10677.60                    10666.40
                                                        10650.00                    10806.70                    10911.70
                                                        10930.00                    11173.70                    11258.70
                                                        10800.00                    10870.60                    11052.70
                                                        10320.00                    10397.60                    10573.00
                                                        10350.00                    10530.80                    10671.30
                                                        10360.00                    10702.90                    10750.30
6/30/94                                                 10010.00                    10441.00                    10456.80
                                                        10170.00                    10783.60                    10761.10
                                                        10670.00                    11224.70                    11187.20
                                                        10430.00                    10950.50                    10931.00
                                                        10550.00                    11196.10                    11100.50
                                                        10140.00                    10788.90                    10696.40
                                                        10308.00                    10948.60                    10818.40
                                                        10509.00                    11232.40                    10982.80
                                                        10920.00                    11669.70                    11399.00
                                                        11161.00                    12013.50                    11709.10
                                                        11241.00                    12367.00                    11981.90
                                                        11583.00                    12860.50                    12359.40
6/30/95                                                 11894.00                    13158.70                    12730.10
                                                        12295.00                    13594.90                    13194.80
                                                        12255.00                    13628.80                    13229.10
                                                        12777.00                    14203.70                    13677.60
                                                        12787.00                    14152.90                    13575.00
                                                        13510.00                    14773.50                    14126.10
                                                        13523.00                    15058.10                    14284.30
                                                        14082.00                    15570.00                    14698.60
                                                        14279.00                    15714.80                    14929.40
                                                        14361.00                    15866.10                    15074.20
                                                        14579.00                    16099.80                    15328.90
                                                        14848.00                    16514.30                    15672.30
6/30/96                                                 15065.00                    16577.30                    15637.80
                                                        14444.00                    15845.30                    14941.90
                                                        14827.00                    16180.00                    15333.40
                                                        15851.00                    17089.90                    16158.30
                                                        15986.00                    17561.00                    16460.50
                                                        16948.00                    18887.30                    17571.60
                                                        16421.00                    18513.10                    17272.90
                                                        17019.00                    19669.10                    18159.00
                                                        17008.00                    19823.50                    18153.50
                                                        16279.00                    19010.50                    17418.30
                                                        17073.00                    20144.40                    18273.50
                                                        18313.00                    21376.00                    19402.80
6/30/97                                                 19074.00                    22326.00                    20186.70
                                                        20520.40                    24103.20                    21777.40
                                                        19508.70                    22753.40                    20825.80
                                                        20650.00                    24000.30                    21883.70
                                                        20127.50                    23198.70                    21135.30
                                                        20584.40                    24272.80                    21820.10
                                                        21214.30                    24690.20                    22184.50
                                                        20974.60                    24964.30                    22339.80
                                                        22826.70                    26764.20                    23968.30
                                                        23844.70                    28134.60                    25030.10
                                                        23811.30                    28418.70                    25282.90
                                                        23101.80                    27929.90                    24741.90
6/30/98                                                 23574.30                    29063.90                    25575.70
                                                        23023.20                    28755.80                    25140.90
                                                        19134.60                    24597.70                    21352.20
                                                        20278.90                    26174.40                    22577.80
                                                        21811.90                    28302.40                    24318.50
                                                        22771.70                    30017.50                    25741.20
                                                        24249.60                    31746.50                    27368.00
                                                        24746.70                    33073.50                    28287.50
                                                        23801.30                    32045.00                    27368.20
                                                        24808.10                    33326.80                    28421.90
                                                        25341.50                    34616.50                    29436.50
                                                        24609.20                    33799.60                    28786.00
6/30/99                                                 26198.90                    35675.40                    30352.00
                                                        25415.60                    34562.40                    29477.80
                                                        24607.30                    34389.50                    29138.80
                                                        24373.60                    33447.30                    28390.00
                                                        25143.80                    35564.50                    30082.00
                                                        25355.00                    36286.40                    30767.90
                                                        25527.40                    38423.70                    32663.20
                                                        23503.10                    36494.80                    31216.20
                                                        23007.20                    35805.10                    31097.60
                                                        25018.00                    39306.80                    33803.10
                                                        24622.70                    38123.70                    32775.40
                                                        23960.30                    37342.10                    32028.20
6/30/00                                                 26063.10                    38264.50                    32908.90
                                                        25689.20                    37666.40                    32415.30
                                                        27625.30                    40005.90                    34545.00
                                                        26050.30                    37894.00                    32824.70
                                                        26251.40                    37733.70                    32568.60
                                                        24413.20                    34758.80                    30008.70
                                                        24729.30                    34928.70                    30401.80
                                                        24850.80                    36168.00                    31061.60
                                                        22846.90                    32870.20                    28390.30
                                                        21101.20                    30787.90                    26530.70
                                                        22652.70                    33180.40                    28525.80
                                                        22920.70                    33402.70                    28662.70
6/30/01                                                 22060.30                    32589.70                    27840.10
                                                        21615.90                    32270.60                    27433.50
                                                        20247.60                    30250.50                    25773.80
                                                        18690.50                    27806.20                    23704.20
                                                        19249.40                    28337.30                    24206.70
                                                        20604.50                    30510.80                    25959.30
                                                        20860.00                    30779.30                    26198.10
                                                        20317.70                    30329.90                    25708.20
                                                        19903.20                    29744.60                    25181.20
                                                        20573.90                    30863.00                    26117.90
                                                        19123.50                    28992.70                    24639.60
                                                        18773.50                    28778.10                    24400.60
6/30/02                                                 17162.70                    26729.10                    22624.30

           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                                                          LIPPER LARGE CAP CORE
                                                         CLASS Y                    S&P 500#                 FUNDS AVERAGE**
                                                         -------                    --------              ---------------------
8/16/93                                                 10000.00                    10000.00                    10000.00
                                                        10147.00                    10000.00                    10000.00
                                                        10235.00                     9923.31                    10010.00
                                                        10167.00                    10128.40                    10166.20
                                                        10098.00                    10031.90                    10018.80
                                                        10490.00                    10153.20                    10249.20
                                                        10765.00                    10498.00                    10575.10
                                                        10647.00                    10213.20                    10381.60
                                                        10196.00                     9768.82                     9931.02
                                                        10235.00                     9893.97                    10023.40
                                                        10245.00                    10055.70                    10097.50
6/30/94                                                  9912.00                     9809.64                     9821.89
                                                        10088.00                    10131.50                    10107.70
                                                        10588.00                    10546.00                    10508.00
                                                        10363.00                    10288.30                    10267.30
                                                        10480.00                    10519.10                    10426.50
                                                        10078.00                    10136.50                    10047.00
                                                        10263.00                    10286.50                    10161.50
                                                        10469.00                    10553.10                    10315.90
                                                        10883.00                    10964.00                    10706.90
                                                        11138.00                    11287.00                    10998.20
                                                        11227.00                    11619.10                    11254.40
                                                        11581.00                    12082.80                    11608.90
6/30/95                                                 11906.00                    12363.00                    11957.20
                                                        12309.00                    12772.80                    12393.60
                                                        12290.00                    12804.60                    12425.80
                                                        12821.00                    13344.70                    12847.10
                                                        12831.00                    13297.00                    12750.70
                                                        13579.00                    13880.10                    13268.40
                                                        13607.00                    14147.50                    13417.00
                                                        14177.00                    14628.40                    13806.10
                                                        14380.00                    14764.50                    14022.90
                                                        14478.00                    14906.70                    14158.90
                                                        14712.00                    15126.20                    14398.20
                                                        14998.00                    15515.70                    14720.70
6/30/96                                                 15222.00                    15574.80                    14688.30
                                                        14621.00                    14887.10                    14034.70
                                                        15018.00                    15201.60                    14402.40
                                                        16057.00                    16056.40                    15177.20
                                                        16210.00                    16499.10                    15461.00
                                                        17200.00                    17745.10                    16504.70
                                                        16680.00                    17393.60                    16224.10
                                                        17302.00                    18479.70                    17056.40
                                                        17312.00                    18624.70                    17051.30
                                                        16573.00                    17860.90                    16360.70
                                                        17398.00                    18926.20                    17164.00
                                                        18674.00                    20083.30                    18224.70
6/30/97                                                 19478.00                    20976.00                    18961.00
                                                        20968.10                    22645.70                    20455.10
                                                        19959.50                    21377.50                    19561.30
                                                        21139.10                    22549.00                    20555.00
                                                        20625.40                    21795.90                    19852.00
                                                        21097.80                    22805.00                    20495.20
                                                        21766.60                    23197.30                    20837.50
                                                        21540.20                    23454.80                    20983.30
                                                        23455.10                    25145.90                    22513.00
                                                        24524.70                    26433.30                    23510.30
                                                        24502.60                    26700.30                    23747.80
                                                        23792.00                    26241.10                    23239.60
6/30/98                                                 24401.10                    27306.40                    24022.80
                                                        23760.70                    27017.00                    23614.40
                                                        19761.80                    23110.30                    20055.70
                                                        20955.40                    24591.70                    21206.90
                                                        22566.90                    26591.00                    22841.90
                                                        23575.60                    28202.40                    24178.20
                                                        25112.80                    29826.90                    25706.20
                                                        25650.20                    31073.70                    26570.00
                                                        24685.70                    30107.30                    25706.40
                                                        25747.20                    31311.60                    26696.20
                                                        26321.40                    32523.30                    27649.20
                                                        25589.70                    31755.80                    27038.20
6/30/99                                                 27260.70                    33518.20                    28509.00
                                                        26467.40                    32472.40                    27688.00
                                                        25649.50                    32310.10                    27369.60
                                                        25418.70                    31424.80                    26666.20
                                                        26249.90                    33414.00                    28255.50
                                                        26483.50                    34092.30                    28899.70
                                                        28011.60                    36100.30                    30679.90
                                                        25818.30                    34288.10                    29320.80
                                                        25296.80                    33640.00                    29209.40
                                                        27530.50                    36930.00                    31750.60
                                                        27112.00                    35818.40                    30785.40
                                                        26420.60                    35084.10                    30083.50
6/30/00                                                 27396.30                    35950.70                    30910.80
                                                        27030.70                    35388.80                    30447.10
                                                        29093.90                    37586.80                    32447.50
                                                        27592.30                    35602.60                    30831.60
                                                        27843.60                    35452.00                    30591.10
                                                        25902.70                    32657.00                    28186.60
                                                        26266.80                    32816.60                    28555.90
                                                        26399.00                    33981.00                    29175.60
                                                        24298.20                    30882.60                    26666.40
                                                        22476.60                    28926.20                    24919.80
                                                        24121.90                    31174.00                    26793.80
                                                        24430.40                    31382.90                    26922.40
6/30/01                                                 23504.90                    30619.00                    26149.70
                                                        23048.00                    30318.90                    25768.20
                                                        21607.50                    28421.00                    24209.20
                                                        19956.70                    26124.60                    22265.20
                                                        20569.40                    26623.50                    22737.30
                                                        22040.10                    28665.60                    24383.40
                                                        22315.60                    28917.80                    24607.80
                                                        21764.40                    28495.60                    24147.60
                                                        21335.60                    27945.70                    23652.60
                                                        22071.70                    28996.40                    24532.40
                                                        20539.90                    27239.20                    23143.90
                                                        20186.70                    27037.70                    22919.40
6/30/02                                                 18470.80                    25112.60                    21250.90

                          GROWTH OF A $10,000 INVESTMENT                    AVERAGE ANNUAL TOTAL RETURNS
                     ----------------------------------------    --------------------------------------------------
                                                       LIPPER                                                  FIVE
                                                    LARGE CAP                         ONE YEAR      FIVE      YEARS
CLASS &                 WITH   WITHOUT       S&P   CORE FUNDS             ONE YEAR       W/OUT     YEARS      W/OUT
INCEPTION DATE          LOAD      LOAD      500#    AVERAGE**               W/LOAD        LOAD    W/LOAD       LOAD
-------------------------------------------------------------------------------------------------------------------
CLASS A -- 8/4/93    $17,049*  $18,039   $26,059   $   22,054             (26.03)%*   (21.72)%   (2.48)%*   (1.36)%
CLASS B -- 4/29/93       N/A   $17,163   $26,729   $   22,624             (25.92)%+   (22.21)%   (2.40)%+   (2.13)%
CLASS C -- 9/20/93       N/A   $16,921   $25,304   $   21,230             (22.97)%+   (22.23)%       N/A    (2.02)%
CLASS Y -- 8/16/93       N/A   $18,471   $25,113   $   21,250                  N/A    (21.41)%       N/A    (1.06)%

                       AVERAGE ANNUAL TOTAL RETURNS
                      ------------------------------
                                      SINCE
                          SINCE   INCEPTION
CLASS &               INCEPTION       W/OUT
INCEPTION DATE           W/LOAD        LOAD
--------------------  ------------------------------
CLASS A -- 8/4/93         6.17%*      6.85%
CLASS B -- 4/29/93          N/A       6.13%
CLASS C -- 9/20/93          N/A       6.17%
CLASS Y -- 8/16/93          N/A       7.16%

--------------------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. Index since inception comparative returns for Class A, Class B, Class C, and Class Y shares are as of 7/31/93, 4/30/93, 9/30/93, 8/31/93, respectively.

** The Lipper Large Cap Core Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C, and Class Y shares are as of 7/31/93, 4/30/93, 9/30/93, 8/31/93, respectively.

 xviii

--------------------------------------------------------------------------------

POWER PLUS FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                                                                LIPPER NATURAL
                                                                                       AMEX DEUTSCHE BANK      RESOURCES FUNDS
                                              CLASS Y                S&P 500#            ENERGY INDEX#            AVERAGE**
                                              -------                --------          ------------------      ---------------
3/13/01                                      10000.00                10000.00               10000.00               10000.00
                                              9820.00                 9691.00                9307.00               10000.00
                                             11150.00                10444.10               10493.40               11082.00
                                             11510.00                10514.10               10428.10               11198.40
6/30/01                                       9870.00                10258.10                9282.05               10015.80
                                              9250.16                10157.50                9369.25                9691.30
                                              8190.10                 9521.61                9168.75                9254.22
                                              7159.78                 8752.27                8282.13                8274.20
                                              8228.74                 8919.44                8784.86                8932.83
                                              8006.56                 9603.56                8330.68                8834.57
                                              8561.42                 9688.07                8926.32                9395.56
                                              7694.14                 9546.62                8687.10                9134.37
                                              7885.73                 9362.37                9060.64                9578.30
                                              9115.90                 9714.40                9828.08               10455.70
                                              9075.79                 9125.70                9686.55               10460.90
                                              8349.73                 9058.17                9638.12               10433.70
6/30/02                                       7513.09                 8413.23                9215.01                9874.00

                                  GROWTH OF A $10,000 INVESTMENT                AVERAGE ANNUAL TOTAL RETURNS
                        ---------------------------------------------------    -------------------------------
                                                           AMEX      LIPPER
                                                       DEUTSCHE     NATURAL
                                                           BANK   RESOURCES                  ONE           ONE
CLASS AND                 WITH    WITHOUT                ENERGY       FUNDS                 YEAR          YEAR
INCEPTION DATE            LOAD       LOAD   S&P 500#     INDEX#   AVERAGE**               W/LOAD      W/O LOAD
--------------------------------------------------------------------------------------------------------------
CLASS A -- 3/13/01      $7,072*   $ 7,483   $  8,413   $  9,215   $   9,874             (28.26)%*     (24.11)%
CLASS B -- 3/13/01      $7,105+   $ 7,401   $  8,413   $  9,215   $   9,874             (28.43)%+     (24.70)%
CLASS II -- 3/13/01     $7,266*+  $ 7,411   $  8,413   $  9,215   $   9,874             (26.17)%*+    (24.67)%
CLASS Y -- 3/13/01         N/A    $ 7,513   $  8,413   $  9,215   $   9,874                  N/A      (23.89)%

                          AVERAGE ANNUAL TOTAL RETURNS
                         -------------------------------

                             SINCE        SINCE
CLASS AND                INCEPTION    INCEPTION
INCEPTION DATE              W/LOAD   W/OUT LOAD
-----------------------  -------------------------------
CLASS A -- 3/13/01       (23.37)%*     (19.98)%
CLASS B -- 3/13/01       (23.07)%+     (20.64)%
CLASS II -- 3/13/01      (21.16)%*+    (20.56)%
CLASS Y -- 3/13/01            N/A      (19.73)%

--------------------------------------------------------------------------------

* Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares.

+ Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

# The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The AMEX Deutsche Bank Energy Index is an equal-weighted index of 30 widely-held companies involved in producing and providing energy products, including domestic and international oil producers, refiners and transmitters, oil equipment and drillers, and natural gas producers. Index since inception comparative returns for Class A, Class B, Class II, and Class Y shares are as of 2/28/01.

 ** The Lipper Natural Resources Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class II, and Class Y shares are as of 2/28/01.

--------------------------------------------------------------------------------

REAL ESTATE EQUITY INVESTMENT FUND
                              CLASS A & Y SHARE HYPOTHETICALS
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           A
[GRAPHIC IMAGE]

                                         CLASS A FRONT-END                               NAREIT EQUITY        LIPPER REAL ESTATE
                                                LOAD                 S&P 500#                INDEX#            FUNDS AVERAGE**
                                         -----------------           --------            -------------        ------------------
9/30/94                                        9452.00              10000.00               10000.00               10000.00
                                               9184.00              10229.00                9667.00                9631.38
                                               8952.00               9853.60                9347.02                9252.95
                                               9669.00               9997.46               10039.60                9994.49
                                               9303.00              10257.40                9809.73                9628.73
                                               9388.00              10655.40                9601.76                9766.63
                                               9439.00              10970.80                9559.51                9771.74
                                               9353.00              11290.00                9272.73                9694.07
                                               9675.00              11736.00                9664.97               10116.50
6/30/95                                        9872.00              12011.80                9812.84               10334.80
                                              10021.00              12411.80                9986.53               10574.00
                                              10090.00              12445.30               10094.40               10692.90
                                              10231.00              12966.70               10251.80               10918.00
                                               9976.00              12921.40               10012.00               10603.30
                                              10062.00              13489.90               10108.10               10668.20
                                              10801.00              13739.50               10663.00               11363.50
                                              10829.00              14212.10               10829.30               11550.20
                                              10975.00              14348.50               10969.00               11656.20
                                              11016.00              14486.30               10907.60               11688.80
                                              10996.00              14699.20               11725.70               11701.80
                                              11220.00              15078.50               12008.30               12016.10
6/30/96                                       11444.00              15140.30               12162.00               12172.50
                                              11362.00              14466.60               12253.00               12115.90
                                              11925.00              14773.20               12736.00               12620.70
                                              12297.00              15603.50               12958.00               12951.70
                                              12585.00              16031.00               13342.00               13235.20
                                              13193.00              17247.80               13951.00               13839.80
                                              14477.00              16909.70               15400.00               15203.80
                                              14631.00              17959.80               15573.00               15403.50
                                              14566.00              18105.30               15542.00               15442.90
                                              14645.00              17352.10               15509.00               15419.90
                                              14129.00              18388.00               15084.00               14889.00
                                              14431.00              19517.10               15528.00               15385.80
6/30/97                                       15279.00              20387.50               16282.00               16247.00
                                              15965.00              22006.30               16785.10               16960.20
                                              15909.00              20782.70               16744.80               16880.50
                                              17519.00              21921.60               18206.70               18450.40
                                              16877.00              21189.50               17715.10               17848.90
                                              17105.00              22170.50               18097.70               18063.10
                                              17681.00              22551.90               18524.80               18540.00
                                              17451.00              22802.20               18426.60               18306.40
                                              17108.00              24446.20               18113.40               18267.90
                                              17534.00              25697.90               18437.60               18689.90
                                              16969.00              25957.40               17836.60               18170.30
                                              16800.00              25510.90               17711.70               17912.30
6/30/98                                       16643.00              26546.70               17591.30               17715.50
                                              15502.00              26265.30               16450.90               16615.40
                                              14009.00              22467.30               14898.00               14814.30
                                              15059.00              23907.50               15741.20               15528.30
                                              14695.00              25851.20               15450.00               15390.10
                                              14817.00              27417.80               15677.10               15734.80
                                              14645.00              28997.00               15282.00               15653.00
                                              14308.00              30209.10               14962.60               15307.10
                                              14258.00              29269.60               14611.00               15039.20
                                              13969.00              30440.40               14545.30               14924.90
                                              15432.00              31618.40               15925.60               16515.90
                                              15754.00              30872.20               16276.00               16854.50
6/30/99                                       15534.00              32585.60               16012.30               16667.40
                                              14910.00              31569.00               15503.10               16079.10
                                              14676.00              31411.10               15306.20               15767.10
                                              13926.00              30550.40               14724.60               15142.80
                                              13519.00              32484.30               14362.40               14764.20
                                              13404.00              33143.70               14128.30               14570.80
                                              13930.00              35095.90               14576.10               15118.60
                                              13864.00              33334.10               14624.20               14990.10
                                              13621.00              32704.10               14450.20               14745.80
                                              14153.00              35902.50               14925.60               15390.20
                                              14917.00              34821.90               15928.60               16178.20
                                              14901.00              34108.00               16084.70               16335.10
6/30/00                                       15631.00              34947.10               16498.10               17009.70
                                              16817.00              34401.90               17940.00               18217.40
                                              16113.00              36538.20               17211.70               17811.10
                                              16540.00              34609.00               17759.00               18377.50
                                              15741.00              34463.70               16990.00               17557.90
                                              15804.00              31747.90               17207.50               17773.90
                                              16943.00              31903.50               18418.90               18945.20
                                              16952.00              33036.10               18610.50               19121.30
                                              16498.00              30023.20               18312.70               18834.50
                                              16347.00              28119.70               18490.30               18680.10
                                              16668.00              30304.60               18932.30               19122.80
                                              16893.00              30507.70               19390.40               19463.20
6/30/01                                       17945.00              29766.30               20526.70               20434.40
                                              17668.70              29474.60               20118.50               20100.90
                                              18234.00              27629.50               20854.80               20683.80
                                              17563.00              25397.00               19989.40               19705.50
                                              17023.80              25882.10               19417.70               19126.20
                                              17868.20              27867.30               20485.70               20092.00
                                              18261.30              28112.50               20985.50               20640.60
                                              18314.30              27702.10               21027.50               20679.80
                                              18744.70              27167.40               21433.30               20886.60
                                              19770.00              28188.90               22719.30               21300.10
                                              19993.40              26480.70               22912.40               22507.80
                                              20357.30              26284.70               23221.70               22847.70
6/30/02                                       20909.00              24413.20               23855.70               23163.00

           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                                         NAREIT EQUITY        LIPPER REAL ESTATE
                                              CLASS Y                S&P 500#                INDEX#            FUNDS AVERAGE**
                                              -------                --------            -------------        ------------------
9/30/94                                       10000.00              10000.00               10000.00               10000.00
                                               9718.00              10229.00                9667.00                9631.38
                                               9475.00               9853.60                9347.02                9252.95
                                              10236.00               9997.46               10039.60                9994.49
                                               9851.00              10257.40                9809.73                9628.73
                                               9943.00              10655.40                9601.76                9766.63
                                               9998.00              10970.80                9559.51                9771.74
                                               9910.00              11290.00                9272.73                9694.07
                                              10254.00              11736.00                9664.97               10116.50
6/30/95                                       10464.00              12011.80                9812.84               10334.80
                                              10624.00              12411.80                9986.53               10574.00
                                              10699.00              12445.30               10094.40               10692.90
                                              10851.00              12966.70               10251.80               10918.00
                                              10583.00              12921.40               10012.00               10603.30
                                              10676.00              13489.90               10108.10               10668.20
                                              11462.00              13739.50               10663.00               11363.50
                                              11505.00              14212.10               10829.30               11550.20
                                              11663.00              14348.50               10969.00               11656.20
                                              11698.00              14486.30               10907.60               11688.80
                                              11679.00              14699.20               11725.70               11701.80
                                              11930.00              15078.50               12008.30               12016.10
6/30/96                                       12159.00              15140.30               12162.00               12172.50
                                              12086.00              14466.50               12253.00               12115.90
                                              12687.00              14773.20               12736.00               12620.70
                                              13071.00              15603.50               12958.00               12951.70
                                              13380.00              16031.00               13342.00               13235.20
                                              14041.00              17247.80               13951.00               13839.80
                                              15408.00              16909.70               15400.00               15203.80
                                              15575.00              17959.80               15573.00               15403.50
                                              15497.00              18105.30               15542.00               15442.90
                                              15595.00              17352.10               15509.00               15419.90
                                              15049.00              18388.00               15084.00               14889.00
                                              15374.00              19517.10               15528.00               15385.80
6/30/97                                       16268.00              20387.50               16282.00               16247.00
                                              17013.70              22006.30               16785.10               16960.20
                                              16957.60              20782.70               16744.80               16880.50
                                              18677.10              21921.60               18206.70               18450.40
                                              18004.70              21189.50               17715.10               17848.90
                                              18242.40              22170.50               18097.70               18063.10
                                              18860.80              22551.90               18524.80               18540.00
                                              18615.60              22802.20               18426.60               18306.40
                                              18252.60              24446.20               18113.40               18267.90
                                              18721.70              25697.90               18437.60               18689.90
                                              18122.60              25957.40               17836.60               18170.30
                                              17934.10              25511.00               17711.70               17912.30
6/30/98                                       17770.90              26546.70               17591.30               17715.50
                                              16569.90              26265.30               16450.90               16615.40
                                              14965.90              22467.30               14898.00               14814.30
                                              16103.30              23907.50               15741.20               15528.30
                                              15718.50              25851.20               15450.00               15390.10
                                              15852.10              27417.80               15677.10               15734.80
                                              15671.30              28997.00               15282.00               15653.00
                                              15314.00              30209.10               14962.60               15307.10
                                              15263.50              29269.60               14611.00               15039.20
                                              14958.20              30440.40               14545.30               14924.90
                                              16527.40              31618.40               15925.60               16515.90
                                              16876.10              30872.20               16276.00               16854.50
6/30/99                                       16643.20              32585.60               16012.30               16667.40
                                              15980.80              31569.00               15503.10               16079.10
                                              15733.10              31411.10               15306.20               15767.10
                                              14933.90              30550.50               14724.60               15142.80
                                              14500.80              32484.30               14362.40               14764.20
                                              14367.40              33143.70               14128.30               14570.80
                                              14947.80              35095.90               14576.10               15118.60
                                              14879.00              33334.10               14624.20               14990.10
                                              14621.60              32704.10               14450.20               14745.80
                                              15194.80              35902.50               14925.60               15390.20
                                              16016.80              34821.80               15928.60               16178.20
                                              16016.80              34108.00               16084.70               16335.10
6/30/00                                       16802.10              34947.10               16498.10               17009.70
                                              18076.70              34401.90               17940.00               18217.40
                                              17311.70              36538.20               17211.70               17811.10
                                              17773.40              34609.00               17759.00               18377.50
                                              16919.90              34463.70               16990.00               17557.90
                                              16990.90              31747.90               17207.50               17773.90
                                              18203.50              31903.50               18418.90               18945.20
                                              18218.30              33036.10               18610.50               19121.30
                                              17747.70              30023.20               18312.70               18834.50
                                              17575.60              28119.70               18490.30               18680.10
                                              17923.50              30304.60               18932.30               19122.80
                                              18168.90              30507.70               19390.40               19463.20
6/30/01                                       19303.30              29766.30               20526.70               20434.40
                                              19012.50              29474.60               20118.50               20100.90
                                              19624.70              27629.50               20854.80               20683.80
                                              18906.40              25397.00               19989.40               19705.50
                                              18331.70              25882.10               19417.70               19126.20
                                              19244.60              27867.30               20485.70               20092.00
                                              19673.80              28112.50               20985.50               20640.60
                                              19734.80              27702.10               21027.50               20679.80
                                              20202.50              27167.40               21433.30               20886.60
                                              21295.40              28188.90               22719.30               21300.10
                                              21555.20              26480.70               22912.40               22507.80
                                              21951.80              26284.70               23221.70               22847.70
6/30/02                                       22551.10              24413.20               23855.70               23163.00

                         GROWTH OF A $10,000 INVESTMENT                              AVERAGE ANNUAL TOTAL RETURNS
               ---------------------------------------------------             -----------------------------------------
                                                            LIPPER
                                              NAREIT   REAL ESTATE                ONE          ONE     FIVE         FIVE
CLASS AND         WITH   WITHOUT       S&P    EQUITY         FUNDS               YEAR         YEAR    YEARS        YEARS
INCEPTION DATE    LOAD      LOAD      500#    INDEX#     AVERAGE**             W/LOAD   W/OUT LOAD   W/LOAD   W/OUT LOAD
------------------------------------------------------------------------------------------------------------------------
CLASS
 A -- 9/30/94  $20,909*  $22,122   $24,413   $23,856   $    23,163             10.11%*      16.52%   5.28%*        6.48%
CLASS
 B -- 10/3/94      N/A   $20,849   $24,413   $23,856   $    23,163             10.69%+      15.69%   5.33%+        5.65%
CLASS
 C -- 1/5/96       N/A   $18,545   $17,178   $22,375   $    19,896             14.68%+      15.68%     N/A         5.69%
CLASS
 Y -- 10/3/94      N/A   $22,551   $24,413   $23,856   $    23,163                N/A       16.80%     N/A         6.75%

                 AVERAGE ANNUAL TOTAL RETURNS
                -------------------------------

                    SINCE        SINCE
CLASS AND       INCEPTION    INCEPTION
INCEPTION DATE     W/LOAD   W/OUT LOAD
--------------  -------------------------------
CLASS
 A -- 9/30/94       9.99%       10.79%
CLASS
 B -- 10/3/94         N/A        9.95%
CLASS
 C -- 1/5/96          N/A        9.99%
CLASS
 Y -- 10/3/94         N/A       11.07%

--------------------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The National Association of Real Estate Investment Trusts ("NAREIT") Equity Index is an unmanaged index that includes all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System. The Fund has changed its primary market index from the NAREIT Equity Index to the S&P 500 Index to provide a comparison to a broad-based market index. Index since inception comparative returns for Class A, Class B, Class II, and Class Y shares are as of 9/30/94, 9/30/94, 12/31/95, and 9/30/94, respectively.

** The Lipper Real Estate Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class II, and Class Y shares are as of 9/30/94, 9/30/94, 12/31/95, and 9/30/94, respectively.

--------------------------------------------------------------------------------

SMALL-CAP VALUE FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                                                         LIPPER SMALL CAP VALUE
                                                         CLASS Y               RUSSELL 2000 VALUE#           FUNDS AVERAGE**
                                                         -------               -------------------       ----------------------
12/26/96                                                10000.00                    10000.00                    10000.00
                                                        10080.00                    10000.00                    10000.00
                                                        10920.00                    10153.70                    10266.00
                                                        10920.00                    10250.10                    10256.80
                                                        10540.00                     9975.15                     9991.11
                                                        10530.00                    10121.80                    10011.10
                                                        11380.00                    10927.60                    10935.10
6/30/97                                                 12086.00                    11480.60                    11509.20
                                                        12879.00                    11962.50                    12133.00
                                                        13531.90                    12152.40                    12424.20
                                                        14817.50                    12960.60                    13279.00
                                                        14344.80                    12608.20                    12911.20
                                                        14234.30                    12746.40                    12858.20
                                                        14566.00                    13178.50                    12997.10
                                                        14312.50                    12940.10                    12812.50
                                                        15104.00                    13722.30                    13649.20
                                                        15753.50                    14278.90                    14221.10
                                                        15996.10                    14349.40                    14346.20
                                                        15213.90                    13841.40                    13776.70
6/30/98                                                 15087.60                    13763.20                    13524.60
                                                        14251.50                    12685.20                    12599.50
                                                        11550.80                    10698.50                    10456.30
                                                        12082.20                    11302.70                    10809.80
                                                        12008.50                    11638.30                    11272.40
                                                        12666.50                    11953.30                    11794.30
                                                        13625.40                    12328.20                    12195.30
                                                        13211.20                    12048.30                    11989.20
                                                        12480.60                    11225.80                    11202.70
                                                        12164.80                    11133.20                    11041.40
                                                        12894.70                    12149.50                    12110.20
                                                        13286.70                    12523.00                    12543.80
6/30/99                                                 14332.40                    12976.40                    13142.10
                                                        13786.30                    12668.50                    12985.70
                                                        12618.60                    12205.50                    12472.80
                                                        12430.60                    11961.50                    12184.70
                                                        11884.90                    11722.10                    11917.80
                                                        12223.60                    11782.90                    12250.30
                                                        12955.80                    12144.80                    12747.70
                                                        12038.60                    11827.20                    12330.80
                                                        12759.70                    12550.10                    12649.00
                                                        13119.50                    12609.00                    13353.50
                                                        12998.80                    12683.60                    13300.10
                                                        12779.10                    12490.10                    13157.80
6/30/00                                                 13405.90                    12855.00                    13506.50
                                                        13449.80                    13283.40                    13672.60
                                                        14460.80                    13877.30                    14554.50
                                                        14384.10                    13798.60                    14486.10
                                                        14582.50                    13749.60                    14394.80
                                                        13359.00                    13469.70                    13909.70
                                                        15034.40                    14917.00                    15235.30
                                                        15938.30                    15328.70                    15980.30
                                                        15960.30                    15307.50                    15782.20
                                                        15756.60                    15062.00                    15392.30
                                                        17053.00                    15759.20                    16314.30
                                                        17950.50                    16164.40                    17053.40
6/30/01                                                 18246.90                    16823.90                    17484.80
                                                        17891.20                    16447.10                    17290.90
                                                        16980.50                    16389.60                    17102.40
                                                        15992.30                    14580.20                    15147.60
                                                        16512.00                    14960.70                    15741.40
                                                        17585.30                    16036.40                    16741.00
                                                        18687.90                    17017.80                    17787.30
                                                        18699.10                    17244.20                    17890.50
                                                        18914.10                    17349.30                    17971.00
                                                        20308.10                    18648.80                    19347.60
                                                        21392.60                    19305.20                    19771.30
                                                        20785.00                    18666.20                    19229.60
6/30/02                                                 20225.90                    18253.70                    18543.10

                       GROWTH OF A $10,000 INVESTMENT                       AVERAGE ANNUAL TOTAL RETURNS
               ----------------------------------------------             ---------------------------------
                                                       LIPPER                         ONE              FIVE
                                                    SMALL CAP                ONE     YEAR     FIVE     YEAR
CLASS AND         WITH   WITHOUT   RUSSELL 2000   VALUE FUNDS               YEAR    W/OUT     YEAR    W/OUT
INCEPTION DATE    LOAD      LOAD         VALUE#     AVERAGE**             W/LOAD     LOAD   W/LOAD     LOAD
-----------------------------------------------------------------------------------------------------------
CLASS
 A -- 1/10/97  $18,485*  $19,551   $     18,254   $    18,543              4.40%*  10.50%    9.35%*  10.59%
CLASS
 B -- 2/11/97  $17,759+  $17,859   $     17,977   $    18,063              4.75%+   9.75%    9.50%+   9.78%
CLASS
 C -- 1/13/97      N/A   $18,761   $     18,254   $    18,543              8.78%+   9.78%      N/A    9.74%
CLASS
 Y -- 12/26/96     N/A   $20,226   $     18,254   $    18,543                N/A   10.84%      N/A   10.85%

                 AVERAGE ANNUAL TOTAL RETURNS
                ------------------------------
                                SINCE
                    SINCE   INCEPTION
CLASS AND       INCEPTION       W/OUT
INCEPTION DATE     W/LOAD        LOAD
--------------  ------------------------------
CLASS
 A -- 1/10/97      11.88%*     13.04%
CLASS
 B -- 2/11/97      11.26%+     11.37%
CLASS
 C -- 1/13/97         N/A      12.21%
CLASS
 Y -- 12/26/96        N/A      13.63%

SMALL COMPANY GROWTH FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                                                         LIPPER SMALL CAP GROWTH
                                                         CLASS Y              RUSSELL 2000 GROWTH#           FUNDS AVERAGE**
                                                         -------              --------------------       -----------------------
12/1/91                                                 10000.00                    10000.00                    10000.00
                                                        10970.00                    10957.60                    11128.00
                                                        11261.00                    11818.30                    11648.80
                                                        11501.00                    11944.40                    11828.20
                                                        10951.00                    11257.50                    11275.80
                                                        10755.00                    10603.90                    10706.40
                                                        10715.00                    10580.10                    10687.10
6/30/92                                                 10333.00                     9905.44                    10221.20
                                                        10959.00                    10216.40                    10623.90
                                                        10969.00                     9823.04                    10362.50
                                                        11341.00                    10097.30                    10629.90
                                                        11907.00                    10512.50                    11160.30
                                                        12611.00                    11493.60                    12065.40
                                                        12922.00                    11809.00                    12445.50
                                                        13294.00                    11955.50                    12679.40
                                                        12782.00                    11306.20                    12087.30
                                                        13284.00                    11597.40                    12528.50
                                                        12490.00                    11229.40                    12041.10
                                                        13013.00                    11902.60                    12758.80
6/30/93                                                 13083.00                    11930.90                    12873.60
                                                        13063.00                    12050.00                    12939.30
                                                        13605.00                    12627.10                    13609.50
                                                        14128.00                    13044.20                    14143.00
                                                        14249.00                    13421.40                    14318.40
                                                        13716.00                    12878.50                    13788.60
                                                        14620.00                    13386.70                    14431.20
                                                        14580.00                    13743.00                    14794.80
                                                        14723.00                    13682.60                    14781.50
                                                        13822.00                    12842.00                    13937.50
                                                        13976.00                    12861.70                    13911.00
                                                        13607.00                    12573.50                    13584.10
6/30/94                                                 12829.00                    12036.20                    12928.00
                                                        13054.00                    12207.70                    13145.20
                                                        14088.00                    13103.50                    14024.60
                                                        14211.00                    13158.40                    14157.80
                                                        14467.00                    13298.60                    14428.20
                                                        13710.00                    12760.50                    13905.90
                                                        14251.00                    13061.10                    14223.00
                                                        13779.00                    12795.10                    13979.80
                                                        14282.00                    13386.30                    14554.30
                                                        14805.00                    13777.40                    15020.10
                                                        14569.00                    13984.60                    15161.30
                                                        14784.00                    14167.80                    15358.40
6/30/95                                                 15717.00                    15144.10                    16458.00
                                                        17142.00                    16324.40                    17838.80
                                                        17173.00                    16525.80                    18065.40
                                                        17778.00                    16866.10                    18565.80
                                                        17634.00                    16036.50                    18044.10
                                                        18167.00                    16744.30                    18756.90
                                                        18528.00                    17115.40                    19096.40
                                                        18671.00                    16973.70                    18955.00
                                                        19398.00                    17747.70                    19919.90
                                                        20621.00                    18098.50                    20565.30
                                                        22538.00                    19487.90                    22492.20
                                                        23772.00                    20487.30                    23619.10
6/30/96                                                 23364.00                    19156.00                    22563.30
                                                        21007.00                    16817.50                    20325.00
                                                        22318.00                    18062.50                    21678.70
                                                        24047.00                    18992.70                    23011.90
                                                        23606.00                    18173.30                    22284.70
                                                        24697.00                    18678.70                    22752.70
                                                        25415.00                    19043.00                    23048.50
                                                        25670.00                    19518.70                    23597.10
                                                        24266.00                    18339.90                    22204.80
                                                        22455.00                    17045.70                    20788.20
                                                        22455.00                    16848.50                    20526.20
                                                        25708.00                    19380.80                    23295.20
6/30/97                                                 27864.00                    20038.00                    24644.00
                                                        29586.30                    21064.70                    26290.20
                                                        30210.50                    21696.90                    26763.50
                                                        33769.40                    23428.30                    28920.60
                                                        32010.00                    22021.20                    27512.20
                                                        31065.70                    21496.20                    26994.90
                                                        31907.60                    21508.20                    27189.30
                                                        30838.70                    21221.30                    26805.90
                                                        32682.80                    23095.00                    29049.60
                                                        34091.40                    24063.80                    30507.90
                                                        34214.10                    24211.30                    30797.70
                                                        31456.50                    22452.30                    28786.60
6/30/98                                                 31362.10                    22681.80                    29408.40
                                                        29463.10                    20787.90                    27329.20
                                                        22677.70                    15989.20                    21467.10
                                                        24773.10                    17610.30                    23075.00
                                                        26185.20                    18528.90                    24046.40
                                                        27937.00                    19966.20                    26063.90
                                                        29602.00                    21772.90                    28834.60
                                                        29486.60                    22752.30                    29477.60
                                                        25904.00                    20670.90                    26886.50
                                                        24637.30                    21407.20                    28131.30
                                                        25553.80                    23297.70                    29360.70
                                                        26187.50                    23334.50                    29701.20
6/30/99                                                 28039.00                    24563.70                    32430.80
                                                        27388.50                    23804.20                    32424.30
                                                        25254.90                    22913.90                    32035.20
                                                        24820.50                    23356.00                    32810.50
                                                        24304.20                    23954.10                    34565.80
                                                        25971.50                    26487.00                    38817.40
                                                        30288.00                    31155.30                    45765.70
                                                        29521.70                    30865.30                    45285.20
                                                        35821.60                    38046.40                    56366.50
                                                        33804.90                    34047.00                    53497.40
                                                        30505.50                    30609.30                    47639.50
                                                        27787.50                    27929.10                    43780.70
6/30/00                                                 33818.90                    31537.00                    51017.60
                                                        32118.80                    28834.30                    47686.20
                                                        36319.10                    31867.30                    53251.10
                                                        34091.50                    30284.20                    51232.90
                                                        30532.50                    27826.00                    47923.30
                                                        24896.00                    22773.60                    39814.60
                                                        27426.60                    24167.20                    43234.70
                                                        30054.60                    26123.30                    44259.40
                                                        24922.10                    22542.30                    38616.30
                                                        21976.60                    20492.70                    35113.80
                                                        25169.00                    23001.70                    39274.80
                                                        25363.00                    23534.40                    40158.50
6/30/01                                                 26650.60                    24205.60                    41246.80
                                                        24041.90                    22141.20                    39003.20
                                                        22471.90                    20759.60                    36713.70
                                                        18979.80                    17411.10                    31052.40
                                                        20655.70                    19086.00                    33558.40
                                                        22489.90                    20679.70                    36105.40
                                                        23972.00                    21968.10                    38329.50
                                                        22473.80                    21186.00                    37106.80
                                                        20992.80                    19815.30                    34724.60
                                                        22775.00                    21537.20                    37405.30
                                                        22722.70                    21072.00                    36357.90
                                                        21452.50                    19839.30                    34565.50
6/30/02                                                 20270.40                    18156.90                    32094.10

                        GROWTH OF A $10,000 INVESTMENT                               AVERAGE ANNUAL TOTAL RETURNS
                    ---------------------------------------             -------------------------------------------------------
                                                     LIPPER
                                                  SMALL CAP                             ONE                FIVE             TEN
                                        RUSSELL      GROWTH                  ONE       YEAR      FIVE     YEARS      TEN  YEARS
CLASS AND              WITH   WITHOUT      2000       FUNDS                 YEAR      W/OUT     YEARS     W/OUT    YEARS  W/OUT
INCEPTION DATE         LOAD      LOAD   GROWTH#   AVERAGE**               W/LOAD       LOAD    W/LOAD      LOAD   W/LOAD   LOAD
-------------------------------------------------------------------------------------------------------------------------------
CLASS A -- 11/23/92 $15,378*  $16,277   $15,797   $  26,600             (28.34)%*  (24.18)%   (7.17)%*  (6.11)%      N/A    N/A
CLASS B -- 4/28/94      N/A   $13,507   $14,117   $  23,071             (28.44)%+  (24.67)%   (7.32)%+  (7.06)%      N/A    N/A
CLASS C -- 9/26/95      N/A   $10,805   $10,765   $  16,806             (25.45)%+  (24.70)%       N/A   (7.09)%      N/A    N/A
CLASS Y -- 12/1/91      N/A   $20,270   $18,157   $  32,094                  N/A   (23.96)%       N/A   (6.17)%      N/A  6.97%

                      AVERAGE ANNUAL TOTAL RETURNS
                     ------------------------------

                                     SINCE
                         SINCE   INCEPTION
CLASS AND            INCEPTION       W/OUT
INCEPTION DATE          W/LOAD        LOAD
-------------------  ------------------------------
CLASS A -- 11/23/92      4.58%*      5.20%
CLASS B -- 4/28/94         N/A       3.75%
CLASS C -- 9/26/95         N/A       1.15%
CLASS Y -- 12/1/91         N/A       6.90%

--------------------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000 Index is a capitalization-weighted total return index which is made up of the bottom 2,000 of the 3,000 largest U.S. publicly traded companies. Index since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the Small Cap-Value Fund are as of 12/31/96, 1/31/97, 12/31/96, and 12/31/96, respectively. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. Index since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the Small Company Growth Fund are as of 11/30/92, 4/30/94, 9/30/95, and 11/30/91, respectively.

** The Lipper Small Cap Value Funds Average and Lipper Small Cap Growth Funds Average represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the Small Cap-Value Fund are as of 12/31/96, 1/31/97, 12/31/96, and 12/31/96, respectively. Lipper since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the Small Company Growth Fund are 11/30/92, 4/30/94, 9/30/95, and 11/30/91, respectively.

--------------------------------------------------------------------------------

FRAMLINGTON EMERGING MARKETS FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                              MSCI EMERGING MARKETS      LIPPER EMERGING MARKETS
                                                         CLASS Y                   FREE INDEX#               FUNDS AVERAGE**
                                                         -------              ---------------------      -----------------------
12/31/96                                                10000.00                    10000.00                    10000.00
                                                        10590.00                     9784.00                    10803.00
                                                        10980.00                     9978.70                    11206.00
                                                        11060.00                     9984.69                    10964.00
                                                        11340.00                    10061.60                    11029.00
                                                        12060.00                    10673.30                    11463.00
6/30/97                                                 12951.00                    11278.50                    12100.00
                                                        13281.80                    11483.80                    12460.60
                                                        13071.90                    10583.40                    11334.10
                                                        13492.80                    11153.90                    11787.50
                                                        11537.70                    10183.50                     9991.09
                                                        11086.60                    10068.40                     9631.41
                                                        11306.10                    10178.20                     9777.81
                                                        10018.30                    10501.80                     9072.83
                                                        11111.40                    11195.00                     9880.31
                                                        11533.60                    11563.30                    10254.80
                                                        11646.60                    11647.70                    10345.00
                                                        10379.50                    11434.50                     9021.89
6/30/98                                                  9310.37                    11410.50                     8244.00
                                                         9454.63                    11556.60                     8521.82
                                                         6764.79                     9960.60                     6116.11
                                                         7302.59                     9730.51                     6305.10
                                                         7891.90                    10748.30                     6837.88
                                                         8191.80                    11329.80                     7220.80
                                                         8222.93                    11728.60                     7139.21
                                                         8264.04                    11684.00                     7036.40
                                                         8253.30                    11437.50                     6982.22
                                                         9184.27                    11998.00                     7709.77
                                                        10549.00                    12571.50                     8690.45
                                                        10466.80                    11979.30                     8613.98
6/30/99                                                 12038.90                    12536.40                     9616.64
                                                        11480.30                    12838.50                     9409.88
                                                        11294.30                    12895.00                     9301.67
                                                        10704.70                    12972.40                     8963.09
                                                        11190.70                    13440.70                     9280.38
                                                        12659.00                    13978.30                    10300.30
                                                        15317.30                    15285.30                    12168.80
                                                        15504.20                    14421.70                    12054.40
                                                        16011.20                    14792.30                    12590.80
                                                        16249.80                    15315.90                    12646.20
                                                        13653.00                    14447.50                    11229.80
                                                        12473.40                    14074.80                    10607.70
6/30/00                                                 13136.90                    14622.30                    11134.90
                                                        12247.30                    13996.40                    10624.90
                                                        12505.90                    14114.00                    10844.90
                                                        10802.80                    13367.40                     9752.78
                                                         9612.93                    12982.40                     9044.73
                                                         8652.68                    12429.40                     8175.53
                                                         8955.37                    12859.40                     8455.95
                                                        10218.30                    13126.90                     9456.29
                                                         9184.99                    12066.20                     8723.43
                                                         8141.24                    11208.30                     7915.64
                                                         8631.80                    11954.80                     8365.25
                                                         9101.49                    11577.00                     8610.35
6/30/01                                                  8892.74                    11129.00                     8441.59
                                                         8245.59                    10425.70                     7880.61
                                                         8005.64                    10322.40                     7711.17
                                                         6773.57                     8724.52                     6608.48
                                                         7307.33                     9266.31                     7011.59
                                                         8323.05                    10233.70                     7718.36
                                                         8700.09                    11046.30                     8199.99
                                                         9108.12                    11420.70                     8517.33
                                                         9087.17                    11608.00                     8702.15
                                                         9536.99                    12308.00                     9199.05
                                                         9631.40                    12386.80                     9281.84
                                                         9704.60                    12189.80                     9195.52
6/30/02                                                  8950.55                    11275.60                     8512.29

                   GROWTH OF A $10,000 INVESTMENT                      AVERAGE ANNUAL TOTAL RETURNS
               ---------------------------------------             -------------------------------------
                                      MSCI      LIPPER
                                  EMERGING    EMERGING                           ONE                FIVE
                                   MARKETS     MARKETS                 ONE      YEAR      FIVE     YEARS
CLASS AND        WITH   WITHOUT       FREE       FUNDS                YEAR     W/OUT     YEARS     W/OUT
INCEPTION DATE   LOAD      LOAD     INDEX#   AVERAGE**              W/LOAD      LOAD    W/LOAD      LOAD
--------------------------------------------------------------------------------------------------------
Class
  A -- 1/14/97 $8,349*  $ 8,833   $ 11,276   $   8,512             (4.77)%*    0.75%   (8.07)%*  (7.03)%
Class
  B -- 2/25/97 $7,678+  $ 7,756   $ 11,299   $   7,663             (5.34)%+  (0.36)%   (8.13)%+  (7.77)%
Class
  C -- 3/3/97     N/A   $ 7,794   $ 11,299   $   7,663             (1.47)%+  (0.48)%       N/A   (7.96)%
Class
 Y -- 12/31/96    N/A   $ 8,951   $ 11,276   $   8,512                 N/A     0.66%       N/A   (7.12)%

                 AVERAGE ANNUAL TOTAL RETURNS
                ------------------------------

                                SINCE
                    SINCE   INCEPTION
CLASS AND       INCEPTION       W/OUT
INCEPTION DATE     W/LOAD        LOAD
--------------  ------------------------------
Class
  A -- 1/14/97    (3.25)%*    (2.25)%
Class
  B -- 2/25/97    (4.82)%+    (4.65)%
Class
  C -- 3/3/97         N/A     (4.57)%
Class
 Y -- 12/31/96        N/A     (2.00)%

--------------------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

++ Total returns for Class B and Class II shares are aggregate total returns.

 # The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index that measures the common stock price movement of freely investable opportunities for foreign investors in emerging markets countries. The MSCI Emerging Markets Index is an unmanaged index used to measure the common stock price movement in emerging market countries. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Fund are as of 12/31/96, 2/28/97, 2/28/97, and 12/31/96,
   respectively.

** The Lipper Emerging Markets Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C, and Class Y shares are as of 12/31/96, 2/28/97, 2/28/97, and 12/31/96, respectively.

--------------------------------------------------------------------------------

FRAMLINGTON HEALTHCARE FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                                                                    LIPPER
                                                                                          RUSSELL 2000       HEALTH/BIOTECHNOLOGY
                                              CLASS Y           MSCI WORLD INDEX#         HEALTHCARE#          FUNDS AVERAGE**
                                              -------           -----------------         ------------       --------------------
12/31/96                                      10000.00               10000.00               10000.00               10000.00
                                              11020.00               10000.00               10535.00               10519.00
                                              10590.00               10116.70               10200.00               10557.00
                                               9610.00                9918.35                9163.00                9799.00
                                               9030.00               10244.30                8738.00                9801.00
                                              10290.00               10878.40               10098.00               10804.00
6/30/97                                       10890.00               11422.80               10392.00               11355.00
                                              11120.00               11950.60               10481.00               11734.30
                                              11120.00               11152.90               10657.00               11446.80
                                              12339.90               11760.60               11884.00               12475.80
                                              11699.40               11143.40               11246.00               12087.80
                                              11649.10               11342.40               10988.00               12077.00
                                              11638.60               11482.40               11029.00               12121.60
                                              11848.10               11804.20               10817.00               12338.60
                                              12598.10               12604.50               11704.00               13091.30
                                              12948.30               13138.70               11983.00               13542.90
                                              12938.00               13269.10               11743.00               13589.00
                                              12138.40               13104.70               10799.00               13084.80
6/30/98                                       11838.60               13417.60               10786.00               13395.20
                                              11100.00               13398.00                9948.00               13135.30
                                               8380.50               11613.30                7594.00               10970.60
                                               9810.21               11820.70                8963.00               12326.60
                                              10239.90               12891.30                9624.00               12838.10
                                              10810.30               13660.00               10109.00               13498.00
                                              11787.50               14329.40               11388.00               14613.00
                                              12130.50               14645.20               11462.00               14788.30
                                              10838.60               14257.60               10252.00               14190.90
                                              10323.80               14853.30               10130.00               14311.50
                                              10112.10               15440.90               10153.00               13804.90
                                              10374.10               14878.80               10541.00               13843.50
6/30/99                                       10606.40               15574.80               11295.00               14459.60
                                              10838.70               15530.30               11338.00               14656.20
                                              11313.50               15504.90               10982.00               14997.70
                                              11393.80               15356.60               10765.00               14160.80
                                              11101.00               16157.00               10293.00               14655.00
                                              12645.10               16613.60               11440.00               15447.90
                                              16399.40               17960.50               13453.00               16943.20
                                              19931.90               16934.00               15488.00               18596.90
                                              27500.00               16981.80               22610.00               22364.60
                                              24200.00               18157.60               15533.00               20260.10
                                              23140.00               17391.90               14957.00               20017.00
                                              22716.60               16953.80               14619.00               20185.10
6/30/00                                       28821.80               17527.00               18410.00               23973.90
                                              28973.20               17035.70               17874.00               23357.80
                                              33252.00               17592.00               20562.00               26123.30
                                              34918.10               16658.70               21109.00               27092.50
                                              33589.50               16381.60               20328.00               26423.30
                                              28731.60               15389.20               18092.00               24798.30
                                              30670.60               15640.30               19690.00               26050.60
                                              28930.40               15944.10               18993.00               24042.10
                                              25657.20               14598.40               18007.00               23130.90
                                              21120.40               13642.30               15855.00               20320.50
                                              23451.00               14654.10               17751.00               22025.40
                                              25232.60               14472.10               17751.00               22919.60
6/30/01                                       26475.50               14020.70               19028.00               23167.20
                                              24124.00               14004.70               17172.00               22240.30
                                              23192.80               13335.20               16710.00               21908.90
                                              19836.80               12161.70               14710.00               20522.10
                                              21907.80               12396.50               15228.00               21638.50
                                              23202.60               13131.60               15785.00               22908.70
                                              24165.40               13215.60               16548.00               22782.70
                                              21732.00               12816.50               15150.00               21190.20
                                              20334.60               12707.60               14018.00               20488.80
                                              21141.90               13271.80               15080.00               20980.50
                                              19163.00               12825.90               14593.00               19446.80
                                              18199.10               12855.40               13794.00               18612.60
6/30/02                                       16905.20               12077.60               12318.00               16928.10

                                     GROWTH OF A $10,000 INVESTMENT                    AVERAGE ANNUAL TOTAL RETURNS
                       ----------------------------------------------------------      -----------------------------
                                                        RUSSELL
                                              MSCI         2000    LIPPER HEALTH/           ONE          ONE    FIVE
CLASS AND                 WITH   WITHOUT     WORLD   HEALTHCARE     BIOTECHNOLOGY          YEAR         YEAR   YEARS
INCEPTION DATE            LOAD      LOAD    INDEX#       INDEX#   FUNDS AVERAGE**        W/LOAD   W/OUT LOAD  W/LOAD
--------------------------------------------------------------------------------------------------------------------
CLASS A -- 2/14/97     $13,963*  $14,779   $11,694   $   12,076   $        16,262      (39.78)%*    (36.28)%  7.71%*
CLASS B -- 1/31/97     $14,456+  $14,556   $11,694   $   11,692   $        16,262      (39.94)%+    (36.78)%  7.84%+
CLASS C -- 1/13/97         N/A   $15,412   $12,078   $   12,318   $        16,928      (37.40)%+    (36.77)%    N/A
CLASS Y -- 12/31/96        N/A   $16,905   $12,078   $   12,318   $        16,928           N/A     (36.15)%    N/A

                             AVERAGE ANNUAL TOTAL RETURNS
                        ---------------------------------------

                              FIVE       SINCE        SINCE
CLASS AND                    YEARS   INCEPTION    INCEPTION
INCEPTION DATE          W/OUT LOAD      W/LOAD   W/OUT LOAD
----------------------  ---------------------------------------
CLASS A -- 2/14/97         8.93%         6.41%*       7.54%
CLASS B -- 1/31/97         8.14%         7.05%+       7.18%
CLASS C -- 1/13/97         8.10%           N/A        8.24%
CLASS Y -- 12/31/96        9.19%           N/A       10.02%

FRAMLINGTON INTERNATIONAL GROWTH FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                                                       LIPPER INTERNATIONAL FUNDS
                                                        CLASS Y                MSCI EAFE INDEX#                AVERAGE**
                                                        -------                ----------------        --------------------------
12/31/96                                               10000.00                    10000.00                     10000.00
                                                        9940.00                     9650.00                      9969.00
                                                       10070.00                     9808.00                     10106.00
                                                        9990.00                     9843.00                     10130.00
                                                       10030.00                     9896.00                     10150.00
                                                       10760.00                    10540.00                     10753.00
6/30/97                                                11350.00                    11121.00                     11253.00
                                                       11540.00                    11303.40                     11560.20
                                                       10789.90                    10461.30                     10720.90
                                                       11329.40                    11049.20                     11382.40
                                                       10459.30                    10202.80                     10524.20
                                                       10198.90                    10100.80                     10426.30
                                                       10221.30                    10191.70                     10512.90
                                                       10764.00                    10660.50                     10759.90
                                                       11468.00                    11347.10                     11470.00
                                                       11870.50                    11698.80                     12056.20
                                                       12032.00                    11793.60                     12221.30
                                                       12112.60                    11739.30                     12233.60
6/30/98                                                12014.50                    11830.90                     12174.20
                                                       12257.20                    11954.00                     12350.80
                                                       10555.90                    10475.20                     10587.10
                                                        9911.97                    10156.80                     10205.90
                                                       10656.40                    11218.20                     10963.20
                                                       11300.00                    11795.90                     11530.00
                                                       11819.80                    12264.20                     11884.00
                                                       12031.40                    12231.10                     11976.70
                                                       11568.20                    11942.50                     11660.50
                                                       12182.40                    12444.00                     12067.50
                                                       12595.40                    12950.50                     12621.30
                                                       12121.80                    12286.10                     12102.60
6/30/99                                                12897.60                    12767.80                     12739.20
                                                       13280.70                    13150.80                     13067.90
                                                       13592.80                    13202.10                     13181.60
                                                       13641.70                    13338.10                     13231.60
                                                       14307.40                    13840.90                     13739.80
                                                       15557.90                    14325.30                     14800.50
                                                       17197.70                    15613.20                     16579.50
                                                       16511.50                    14623.30                     15644.40
                                                       17576.50                    15019.60                     16575.20
                                                       17861.20                    15605.40                     16706.20
                                                       16805.70                    14787.60                     15652.00
                                                       16141.80                    14429.80                     15144.90
6/30/00                                                16682.80                    14996.90                     15554.00
                                                       15923.10                    14371.50                     15001.80
                                                       16144.60                    14499.40                     15247.90
                                                       15247.60                    13796.20                     14381.80
                                                       14483.50                    13473.40                     13842.50
                                                       13719.40                    12970.80                     13209.90
                                                       14072.60                    13435.20                     13696.00
                                                       14152.60                    13443.20                     13752.10
                                                       12757.90                    12441.70                     12705.60
                                                       11500.40                    11599.40                     11737.40
                                                       12392.10                    12398.60                     12515.60
                                                       11889.10                    11942.30                     12160.20
6/30/01                                                11500.40                    11453.90                     11738.20
                                                       10928.50                    11246.70                     11597.00
                                                       10745.90                    10964.40                     11276.90
                                                        9710.04                     9855.89                     10054.50
                                                        9912.00                    10108.20                     10328.00
                                                       10132.00                    10481.20                     10733.90
                                                       10132.00                    10544.10                     10893.80
                                                        9610.25                     9984.19                     10420.00
                                                        9633.32                    10055.10                     10470.00
                                                       10178.60                    10653.40                     11014.40
                                                       10144.00                    10681.00                     11046.30
                                                       10329.60                    10826.30                     11136.90
6/30/02                                                 9843.06                    10399.80                     10691.50

                                  GROWTH OF A $10,000 INVESTMENT                 AVERAGE ANNUAL TOTAL RETURNS
                          ----------------------------------------------        ------------------------------
                                                                  LIPPER             ONE          ONE     FIVE
CLASS AND                   WITH   WITHOUT   MSCI EAFE     INTERNATIONAL            YEAR         YEAR     YEAR
INCEPTION DATE              LOAD      LOAD      INDEX#   FUNDS AVERAGE**          W/LOAD   W/OUT LOAD   W/LOAD
--------------------------------------------------------------------------------------------------------------
CLASS A -- 2/20/97        $9,141*  $9,675    $  10,603   $        10,686        (19.01)%*    (14.32)%  (4.04)%*
CLASS B -- 3/19/97        $9,369+  $9,464    $  10,566   $        10,514        (19.60)%+    (15.43)%  (4.15)%+
CLASS C -- 2/13/97           N/A   $9,324    $  10,603   $        10,686        (16.13)%+    (15.29)%      N/A
CLASS Y -- 12/31/96          N/A   $9,843    $  10,400   $        10,691             N/A     (14.46)%      N/A

                                AVERAGE ANNUAL TOTAL RETURNS
                           --------------------------------------
                                 FIVE      SINCE        SINCE
CLASS AND                        YEAR  INCEPTION    INCEPTION
INCEPTION DATE             W/OUT LOAD     W/LOAD   W/OUT LOAD
-------------------------  --------------------------------------
CLASS A -- 2/20/97            (2.95)%    (1.66)%*     (0.62)%
CLASS B -- 3/19/97            (3.81)%    (1.20)%+     (1.04)%
CLASS C -- 2/13/97            (3.76)%        N/A      (1.29)%
CLASS Y -- 12/31/96           (2.82)%        N/A      (0.30)%

--------------------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that measures the common stock price movement in developed countries. The Russell 2000 Healthcare Index is an unmanaged index that measures the performance of those Russell 2000 companies (the bottom 2,000 based on capitalization of the 3,000 largest capitalized U.S. publicly traded companies) within the healthcare sectors. Index since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the Framlington Healthcare Fund are as of 2/28/97, 1/31/97, 12/31/96, and 12/31/96,
   respectively. The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index that measures the common stock price movement in Europe, Australia, New Zealand and countries in the Far East. Index since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the Framlington International Growth Fund are as of 2/28/97, 3/31/97, 1/31/97, and 12/31/96, respectively.

** The Lipper Health/Biotechnology Funds Average and the Lipper International
   Funds Average represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the Framlington Healthcare Fund are as of 2/28/97, 1/31/97, 12/31/96, and 12/31/96, respectively. Lipper since inception comparative returns for Class A, Class B, Class C, and Class Y of the Framlington International Growth Fund are as of 2/28/97, 3/31/97, 1/31/97, and 12/31/96, respectively.

                                                                           xxiii

                      [This Page Intentionally Left Blank]

Munder Balanced Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 58.8%
    AEROSPACE & DEFENSE -- 1.1%
     4,200    Aeroflex, Inc.+                    $     29,190
     4,900    General Dynamics Corporation            521,115
     4,300    Honeywell International, Inc.           151,489
     5,200    L-3 Communications Holdings,
                Inc.+                                 280,800
     3,000    Precision Castparts Corporation          99,000
     2,400    United Technologies Corporation         162,960
                                                 ------------
                                                    1,244,554
                                                 ------------
    AIR FREIGHT & LOGISTICS -- 0.1%
     2,550    Forward Air Corporation+                 83,589
                                                 ------------
    AUTO COMPONENTS -- 0.9%
     1,380    Aftermarket Technology
                Corporation+                           26,496
     4,500    American Axle Manufacturing
                Holdings, Inc.+                       133,830
    11,000    Cooper Tire & Rubber Company            226,050
     6,800    Lear Corporation+                       314,500
     5,200    Magna International, Inc.,
                Class A                               358,020
                                                 ------------
                                                    1,058,896
                                                 ------------
    BANKS -- 3.8%
    10,400    Bank of America Corporation             731,744
       800    BB&T Corporation                         30,880
     4,300    Commerce Bancorp, Inc.                  190,060
     8,100    FleetBoston Financial Corporation       262,035
     1,500    Golden West Financial Corporation       103,170
     2,825    Greater Bay Bancorp                      86,897
     4,100    GreenPoint Financial Corporation        201,310
     3,800    Investors Financial Services
                Corporation                           127,452
    12,800    KeyCorp                                 349,440
     3,600    Mellon Financial Corporation            113,148
     3,250    North Fork Bancorporation, Inc.         129,383
     5,050    PNC Financial Services Group            264,014
     2,000    Southwest Bancorporation of
                Texas, Inc.+                           72,440
    22,000    Sovereign Bancorp, Inc.                 328,900
       600    TCF Financial Corporation                29,460
    10,700    Washington Mutual, Inc.                 397,077
    13,100    Wells Fargo & Company                   655,786
     7,400    Zions Bancorporation                    385,540
                                                 ------------
                                                    4,458,736
                                                 ------------
    BEVERAGES -- 2.3%
    14,345    Anheuser-Busch Companies, Inc.          717,250
    34,100    Constellation Brands, Inc.,
                Class A+                            1,091,200
     2,800    Pepsi Bottling Group, Inc.               86,240
    15,157    PepsiCo, Inc.                           730,567
                                                 ------------
                                                    2,625,257
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    BIOTECHNOLOGY -- 0.8%
     6,450    Amgen, Inc.+                       $    270,126
     2,600    Cell Genesys, Inc.+                      35,776
     2,100    Cell Therapeutics, Inc.+                 11,464
     2,375    Charles River Laboratories
                International, Inc.+                   83,244
    10,500    Enzon, Inc.+                            263,760
     5,150    MedImmune, Inc.+                        135,960
     2,600    Millennium Pharmaceuticals, Inc.+        31,590
     4,150    Serologicals Corporation+                75,903
                                                 ------------
                                                      907,823
                                                 ------------
    BUILDING PRODUCTS -- 0.1%
     3,250    Trex Company, Inc.+                     102,050
                                                 ------------
    CHEMICALS -- 1.6%
    11,900    Minerals Technologies, Inc.             586,908
     6,450    OM Group, Inc.                          399,900
     5,700    PPG Industries, Inc.                    352,830
     6,900    Praxair, Inc.                           393,093
     1,800    Sigma-Aldrich Corporation                90,270
                                                 ------------
                                                    1,823,001
                                                 ------------
    COMMERCIAL SERVICES & SUPPLIES -- 1.9%
     6,600    Apollo Group, Inc., Class A             260,172
     3,700    Automatic Data Processing, Inc.         161,135
    17,750    Concord EFS, Inc.+                      534,985
     2,850    Corinthian Colleges, Inc.+               96,586
     4,350    Corporate Executive Board
                Company+                              148,987
     9,800    Dun & Bradstreet Corporation+           323,890
     1,550    Education Management Corporation+        63,132
     2,325    FactSet Research Systems, Inc.           69,215
     5,100    MCSi, Inc.+                              57,834
     2,100    NDCHealth Corporation                    58,590
    14,300    Republic Services, Inc.+                272,701
     3,400    Right Management Consultants,
                Inc.+                                  89,417
     2,350    Weight Watchers International,
                Inc.+                                 102,084
                                                 ------------
                                                    2,238,728
                                                 ------------
    COMMUNICATION EQUIPMENT -- 1.2%
     4,700    ADC Telecommunications, Inc.+            10,763
     3,500    Anaren Microwave, Inc.+                  30,240
    13,100    Brocade Communications Systems,
                Inc.+                                 228,988
     5,600    Centillium Communications, Inc.+         48,832
    36,950    Cisco Systems, Inc.+                    515,453
     7,600    Comverse Technology, Inc.+               70,376
     4,200    Polycom, Inc.+                           50,358
     4,625    QUALCOMM, Inc.+                         127,141
     5,600    SpectraLink Corporation+                 59,584
    12,600    UTStarcom, Inc.+                        254,142
                                                 ------------
                                                    1,395,877
                                                 ------------

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    COMPUTERS & PERIPHERALS -- 1.0%
     8,225    EMC Corporation+                   $     62,099
    16,498    Hewlett-Packard Company                 252,089
     9,400    International Business Machines
                Corporation                           676,800
     2,900    Lexmark International Group,
                Inc., Class A+                        157,760
                                                 ------------
                                                    1,148,748
                                                 ------------
    CONSTRUCTION & ENGINEERING -- 0.2%
     5,600    Jacobs Engineering Group, Inc.+         194,768
                                                 ------------
    CONTAINERS & PACKAGING -- 0.0%#
     2,648    America Bank Note Holographic,
                Inc.+                                   3,681
                                                 ------------
    DIVERSIFIED FINANCIALS -- 5.4%
     1,200    Affiliated Managers Group, Inc.+         73,800
    10,000    Ambac Financial Group, Inc.             672,000
     3,100    AmeriCredit Corporation+                 86,955
     5,050    Capital One Financial Corporation       308,302
    29,393    Citigroup, Inc.                       1,138,979
     4,600    Countrywide Credit Industries,
                Inc.                                  221,950
     2,100    Federal Agricultural Mortgage
                Corporation, Class C+                  56,070
    18,575    Financial Federal Corporation+          614,832
    22,060    Freddie Mac                           1,350,072
     4,200    Goldman Sachs Group, Inc.               308,070
     2,000    Household International, Inc.            99,400
     8,550    J. P. Morgan Chase & Company            290,016
     8,280    Lehman Brothers Holdings, Inc.          517,666
    13,400    MCG Capital Corporation                 223,914
    36,700    Metris Companies, Inc.                  304,977
     1,100    New Century Financial Corporation        38,467
                                                 ------------
                                                    6,305,470
                                                 ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.5%
     5,200    ALLTEL Corporation                      244,400
    11,400    BellSouth Corporation                   359,100
    24,600    SBC Communications                      750,300
     8,400    Verizon Communications, Inc.            337,260
                                                 ------------
                                                    1,691,060
                                                 ------------
    ELECTRIC UTILITIES -- 0.2%
     3,400    Allegheny Energy, Inc.                   87,550
     4,900    DPL, Inc.                               129,605
                                                 ------------
                                                      217,155
                                                 ------------
    ELECTRICAL EQUIPMENT -- 0.3%
     8,700    Cooper Industries, Ltd., Class A        341,910
                                                 ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
     2,319    Avnet, Inc.                              50,995
     2,950    DSP Group, Inc.+                         57,820
     3,500    Franklin Electric Co., Inc.             164,745

SHARES                                                  VALUE
-------------------------------------------------------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
     3,200    OSI Systems, Inc.+                 $     63,456
     1,525    ScanSource, Inc.+                        93,650
     2,300    Varian, Inc.+                            75,785
     4,900    Waters Corporation+                     130,830
                                                 ------------
                                                      637,281
                                                 ------------
    ENERGY EQUIPMENT & SERVICES -- 1.0%
     4,300    BJ Services Company+                    145,684
     6,100    ENSCO International, Inc.               166,286
     2,100    FMC Technologies, Inc.+                  43,596
     5,225    Key Energy Group, Inc.+                  54,863
    16,050    Noble Corporation+                      619,530
     5,100    Patterson-UTI Energy, Inc.+             143,973
     2,600    Willbros Group, Inc.+                    44,200
                                                 ------------
                                                    1,218,132
                                                 ------------
    FOOD & DRUG RETAILING -- 0.7%
     3,300    Performance Food Group Company+         111,738
     5,600    Safeway, Inc.+                          163,464
    13,895    SYSCO Corporation                       378,222
     4,100    United Natural Foods, Inc.+              80,770
     2,600    Whole Foods Market, Inc.+               125,372
                                                 ------------
                                                      859,566
                                                 ------------
    FOOD PRODUCTS -- 1.0%
    39,000    McCormick & Company, Inc.             1,004,250
     7,300    Smithfield Foods, Inc.+                 135,415
                                                 ------------
                                                    1,139,665
                                                 ------------
    GAS UTILITIES -- 0.4%
    15,000    El Paso Corporation                     309,150
     3,500    Kinder Morgan, Inc.                     133,070
                                                 ------------
                                                      442,220
                                                 ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 0.6%
     7,820    Baxter International, Inc.              347,599
     9,250    Biomet, Inc.                            250,860
     2,300    Orthofix International N.V.+             80,845
     2,100    Therasense, Inc.+                        38,787
                                                 ------------
                                                      718,091
                                                 ------------
    HEALTH CARE PROVIDERS & SERVICES -- 4.0%
     9,800    AdvancePCS+                             234,612
       150    AMN Healthcare Services, Inc.+            5,252
     6,185    Cardinal Health, Inc.                   379,821
     8,150    Community Health Care+                  218,420
     7,450    Express Scripts, Inc., Class A+         373,319
     4,475    First Horizon Pharmaceutical
                Corporation+                           92,588
    21,745    Health Management Associates,
                Inc., Class A+                        438,162
     1,500    LifePoint Hospitals, Inc.+               54,465
     6,900    Lincare Holdings, Inc.+                 222,870
     3,650    Mid Atlantic Medical Services,
                Inc.+                                 114,427

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
  P-y8,600    MIM Corporation+                   $    103,974
       550    Odyssey Healthcare, Inc.+                19,937
     5,750    Option Care, Inc.+                       79,005
     2,700    Orthodontic Centers of America,
                Inc.+                                  62,235
    17,000    Owens & Minor, Inc.                     335,920
     2,900    Patterson Dental Company+               145,957
     5,175    Province Healthcare Company+            115,713
     2,300    Quest Diagnostics, Inc.+                197,915
     4,000    Select Medical Corporation+              62,640
     7,600    Tenet Healthcare Corporation+           543,780
     6,400    Trigon Healthcare, Inc.+                643,712
     3,850    Universal Health Services, Inc.,
                Class B+                              188,650
                                                 ------------
                                                    4,633,374
                                                 ------------
    HOTELS, RESTAURANTS & LEISURE -- 2.9%
     7,300    Brinker International, Inc.+            231,775
    12,200    Carnival Corporation, Class A           337,818
    42,450    Darden Restaurants, Inc.              1,048,515
    13,700    Harrah's Entertainment, Inc.+           607,595
     1,700    International Game Technology+           96,390
    25,220    Penn National Gaming, Inc.+             457,743
     3,500    RARE Hospitality International,
                Inc.+                                  94,220
    11,600    Ruby Tuesday, Inc.                      225,040
     5,200    Wendy's International, Inc.             207,116
                                                 ------------
                                                    3,306,212
                                                 ------------
    HOUSEHOLD DURABLES -- 1.1%
    14,200    Centex Corporation                      820,618
     4,500    La-Z-Boy, Inc.                          113,490
     2,300    Lennar Corporation                      140,760
     2,500    Mohawk Industries, Inc.+                153,825
                                                 ------------
                                                    1,228,693
                                                 ------------
    HOUSEHOLD PRODUCTS -- 0.3%
     6,300    Kimberly-Clark Corporation              390,600
                                                 ------------
    INDUSTRIAL CONGLOMERATES -- 1.1%
    44,535    General Electric Company              1,293,742
                                                 ------------
    INSURANCE -- 2.7%
    18,900    ACE Ltd.                                597,240
    12,793    American International Group,
                Inc.                                  872,866
     1,700    Everest Re Group, Ltd.                   95,115
     3,000    Marsh & McLennan Companies, Inc.        289,800
     2,900    MGIC Investment Corporation             196,620
    11,500    Old Republic International
                Corporation                           362,250
    14,000    Radian Group, Inc.                      683,900
       700    Triad Guaranty, Inc.+                    30,471
                                                 ------------
                                                    3,128,262
                                                 ------------
    INTERNET & CATALOG RETAIL -- 0.1%
     2,500    School Specialty, Inc.+                  66,400
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    INTERNET SOFTWARE & SERVICES -- 0.1%
     3,650    Netegrity, Inc.+                   $     22,484
     3,400    Overture Services, Inc.+                 82,960
                                                 ------------
                                                      105,444
                                                 ------------
    IT CONSULTING & SERVICES -- 0.8%
    15,710    Affiliated Computer Services,
                Inc., Class A+                        745,911
     2,700    Electronic Data Systems
                Corporation                           100,305
     3,500    ManTech International
                Corporation, Class A+                  83,965
                                                 ------------
                                                      930,181
                                                 ------------
    LEISURE EQUIPMENT & PRODUCTS -- 0.1%
     2,350    The Nautilus Group, Inc.+                71,910
                                                 ------------
    MACHINERY -- 1.8%
     1,900    Actuant Corporation, Class A+            78,375
    13,100    ITT Industries, Inc.                    924,860
     8,300    Kennametal, Inc.                        303,780
    12,600    Oshkosh Truck Corporation               744,786
                                                 ------------
                                                    2,051,801
                                                 ------------
    MEDIA -- 1.1%
    22,000    Charter Communications, Inc.,
                Class A+                               89,760
    22,125    Comcast Corporation, Class A
                (non-voting)+                         527,460
     1,300    Getty Images, Inc.+                      28,301
     4,100    Macrovision Corporation+                 53,751
     4,950    Omnicom, Inc.                           226,710
     8,950    Spanish Broadcasting System,
                Inc., Class A+                         89,500
     6,200    The New York Times Company,
                Class A                               319,300
                                                 ------------
                                                    1,334,782
                                                 ------------
    METALS & MINING -- 0.3%
    11,900    Alcoa, Inc.                             394,485
                                                 ------------
    MULTILINE RETAIL -- 1.7%
     4,750    Dollar General Corporation               90,393
    13,230    Family Dollar Stores, Inc.              466,357
     1,200    Kohl's Corporation+                      84,096
     6,500    Sears, Roebuck & Company                352,950
     2,300    Tuesday Morning Corporation+             42,688
    16,285    Wal-Mart Stores, Inc.                   895,838
                                                 ------------
                                                    1,932,322
                                                 ------------
    MULTI-UTILITIES & UNREGULATED POWER -- 0.3%
    11,000    Duke Energy Corporation                 342,100
                                                 ------------
    OIL & GAS -- 2.5%
     9,300    Apache Corporation                      534,564
     6,400    ChevronTexaco Corporation               566,400
     2,300    Devon Energy Corporation                113,344

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    OIL & GAS (CONTINUED)
    25,200    Exxon Mobil Corporation            $  1,031,184
     2,100    Phillips Petroleum Company              123,648
     5,500    Pioneer Natural Resources
                Company+                              143,275
     4,500    Precision Drilling Corporation+         156,330
     4,200    Royal Dutch Petroleum Company,
                NYR                                   232,134
                                                 ------------
                                                    2,900,879
                                                 ------------
    PERSONAL PRODUCTS -- 0.2%
     3,400    Alberto-Culver Company, Class A         153,612
     2,100    Alberto-Culver Company, Class B         100,380
                                                 ------------
                                                      253,992
                                                 ------------
    PHARMACEUTICALS -- 3.0%
     4,350    American Pharmaceutical Partners,
                Inc.+                                  53,766
     1,400    Barr Laboratories, Inc.+                 88,942
     2,100    Biovail Corporation+                     60,816
    13,500    Johnson & Johnson                       705,510
    11,200    King Pharmaceuticals, Inc.+             249,200
     7,800    Merck & Company, Inc.                   394,992
    35,050    Pfizer, Inc.                          1,226,750
     4,500    SICOR, Inc.+                             83,430
    12,775    Wyeth                                   654,080
                                                 ------------
                                                    3,517,486
                                                 ------------
    REAL ESTATE -- 0.6%
     6,800    Apartment Investment & Management
                Company, Class A                      334,560
     1,600    Cousins Properties, Inc.                 39,616
     7,300    Vornado Realty Trust                    337,260
                                                 ------------
                                                      711,436
                                                 ------------
    ROAD & RAIL -- 0.4%
    18,950    Genesee & Wyoming, Inc., Class A+       427,512
                                                 ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.2%
     6,900    Altera Corporation+                      93,840
     5,300    Broadcom Corporation, Class A+           92,962
     2,900    Cree, Inc.+                              38,367
     3,650    EMCORE Corporation+                      21,900
     6,125    Entegris, Inc.+                          89,425
     4,400    ESS Technology, Inc.+                    77,176
    32,910    Intel Corporation                       601,266
     9,950    Marvell Technology Group Ltd.+          197,905
     2,100    Maxim Integrated Products, Inc.+         80,493
    21,250    Microchip Technology, Inc.+             582,887
     4,175    Micron Technology, Inc.+                 84,418
     2,550    MKS Instruments, Inc.+                   51,179
     2,150    Novellus Systems, Inc.+                  73,100
     4,450    Pericom Semiconductor
                Corporation+                           51,576
    11,400    Texas Instruments, Inc.                 270,180

SHARES                                                  VALUE
-------------------------------------------------------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
     5,800    TTM Technologies, Inc.+            $     30,392
    12,025    White Electronic Designs
                Corporation+                           90,428
     3,300    Zoran Corporation+                       75,603
                                                 ------------
                                                    2,603,097
                                                 ------------
    SOFTWARE -- 2.6%
     2,775    Activision, Inc.+                        80,642
     2,700    Advent Software, Inc.+                   69,390
    10,260    Amdocs Ltd.+                             77,463
     5,200    Borland Software Corporation             53,560
    30,300    Cadence Design Systems, Inc.+           488,436
     3,100    Catapult Communications
                Corporation+                           67,800
     1,900    Electronic Arts, Inc.+                  125,495
     1,575    Fair, Isaac & Company, Inc.              51,770
     3,250    FileNET Corporation+                     47,125
     3,600    HNC Software, Inc.+                      60,120
     8,600    Inet Technologies, Inc.+                 58,050
     4,400    Intuit, Inc.+                           218,768
     5,800    MapInfo Corporation+                     52,780
     6,200    Mercury Interactive Corporation+        142,352
    20,645    Microsoft Corporation+                1,129,282
     6,300    Quest Software, Inc.+                    91,539
     7,950    Siebel Systems, Inc.+                   113,049
     2,250    THQ, Inc.+                               67,095
     4,025    Verity, Inc.+                            44,637
                                                 ------------
                                                    3,039,353
                                                 ------------
    SPECIALTY RETAIL -- 2.1%
       450    Aeropostale, Inc.+                       12,316
     2,350    AutoZone, Inc.+                         181,655
     1,200    Bed Bath & Beyond, Inc.+                 45,288
     3,100    Cost Plus, Inc.+                         94,798
    21,000    Home Depot, Inc.                        771,330
     4,400    Lowes Companies, Inc.                   199,760
     8,100    O'Reilly Automotive, Inc.+              223,236
     4,200    Regis Corporation                       113,480
     8,300    Rent-A-Center, Inc.+                    481,483
     2,400    The Wet Seal, Inc., Class A              58,320
     2,150    Too, Inc.+                               66,220
     5,200    Williams-Sonoma, Inc.+                  159,432
                                                 ------------
                                                    2,407,318
                                                 ------------
    TOBACCO -- 0.2%
     2,300    Philip Morris Companies, Inc.           100,464
     1,500    R.J. Reynolds Tobacco Holdings,
                Inc.                                   80,625
                                                 ------------
                                                      181,089
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $68,471,736)                               68,108,728
                                                 ------------

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
PREFERRED STOCK -- 0.1%
  (Cost $234,517)
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.1%
     8,000    Solectron Corporation+             $    142,880
                                                 ------------
PRINCIPAL
AMOUNT
----------
ASSET-BACKED SECURITIES -- 2.2%
$  900,000    Capital One Master Trust, Series
                2001-8A, Class A,
                4.600% due 08/17/2009                 904,254
 1,000,000    Independence II CDO Ltd., 144A
                Series 2A, Class A,
                2.390% due 08/07/2036++               993,125
   600,000    Public Service New Hampshire
                Funding LLC, Series 2001-1,
                Class A2,
                5.730% due 11/01/2010                 629,012
                                                 ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $2,500,003)                                 2,526,391
                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 3.6%
   575,000    Discover Card Master Trust I,
                Series 1999-6, Class A,
                6.850% due 07/17/2007                 619,004
   457,510    DLJ Commercial Mortgage
                Corporation, Series 2000, Class
                A1A,
                6.930% due 08/10/2009                 488,446
   345,000    First Union Lehman Brothers Bank,
                6.560% due 11/18/2035                 369,536
 1,000,000    First Union National Bank, Series
                2001-C1, Class A2,
                6.136% due 12/15/2010               1,038,618
 1,000,000    First Union National Bank
                Commercial Mortgage, Series
                1999-C4, Class A2,
                7.390% due 12/15/2031               1,110,050
   450,000    First Union-Lehman Brothers
                Commercial Mortgage, Series
                1997-C2, Class A3,
                6.650% due 11/18/2029                 482,149
                                                 ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)
  (Cost $3,953,118)                                 4,107,803
                                                 ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.9%
  (Cost $1,045,573)
 1,000,000    Chase Commercial Mortgage
                Securities Corporation, Series
                1998-2, Class A2,
                6.390% due 11/18/2030               1,062,805
                                                 ------------
CORPORATE BONDS AND NOTES -- 15.2%
    CONSUMER DISCRETIONARY -- 1.8%
   500,000    Kohl's Corporation,
                6.300% due 03/01/2011                 515,754

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
    CONSUMER DISCRETIONARY (CONTINUED)
$  575,000    Leggett & Platt, Inc.,
                7.650% due 02/15/2005            $    616,051
   500,000    Lowes Companies, Inc.,
                7.500% due 12/15/2005                 544,805
   400,000    The Times Mirror Company,
                7.450% due 10/15/2009                 441,058
                                                 ------------
                                                    2,117,668
                                                 ------------
    CONSUMER STAPLES -- 1.8%
   750,000    Clorox Company,
                6.125% due 02/01/2011                 769,814
   775,000    Kraft Foods, Inc.,
                5.625% due 11/01/2011                 768,011
   550,000    Unilever Capital Corporation,
                6.750% due 11/01/2003                 577,976
                                                 ------------
                                                    2,115,801
                                                 ------------
    ENERGY -- 0.5%
   193,667    Chevron Corporation,
                8.110% due 12/01/2004                 206,731
   350,000    Devon Financing Corporation ULC,
                6.875% due 09/30/2011                 364,503
                                                 ------------
                                                      571,234
                                                 ------------
    FINANCIALS -- 6.8%
   500,000    Block Financial Corporation,
                8.500% due 04/15/2007                 561,291
   400,000    EOP Operating Limited
                Partnership,
                7.875% due 07/15/2031                 406,420
   600,000    First Union Corporation,
                7.500% due 07/15/2006                 664,269
   150,000    First Union National Bank,
                7.800% due 08/18/2010                 167,895
   755,000    Ford Motor Credit Company,
                6.875% due 02/01/2006                 772,415
   800,000    General Electric Capital
                Corporation, MTN,
                7.375% due 01/19/2010                 881,504
   760,000    General Motors Acceptance
                Corporation,
                6.750% due 01/15/2006                 789,040
   750,000    Household Finance Corporation,
                6.400% due 06/17/2008                 753,570
   210,000    Landesbank Baden-Wurttemberg,
                6.350% due 04/01/2012                 217,942
   800,000    Nationwide Financial Services,
                Inc.,
                6.250% due 11/15/2011                 814,859
   500,000    PHH Corporation, MTN,
                8.125% due 02/03/2003                 506,887
   650,000    U.S. Bank of N.A. Minnesota,
                6.375% due 08/01/2011                 674,011
   675,000    USA Education Incorporated,
                5.625% due 04/10/2007                 697,195
                                                 ------------
                                                    7,907,298

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    FINANCIALS (CONTINUED)
    INDUSTRIAL -- 2.4%
$  470,000    Convergys Corporation,
                2.765% due 09/09/2002            $    469,843
   860,000    Dover Corporation,
                6.450% due 11/15/2005                 910,224
   210,000    Norfolk Southern Corporation,
                6.000% due 04/30/2008                 217,216
   557,894    Northwest Airlines Corporation,
                7.575% due 03/01/2019                 578,440
   611,640    United Air Lines, Inc.,
                8.030% due 07/01/2011                 533,932
                                                 ------------
                                                    2,709,655
                                                 ------------
    INFORMATION TECHNOLOGY -- 0.4%
   500,000    Motorola, Inc.,
                6.450% due 02/01/2003                 497,533
                                                 ------------
    TELECOMMUNICATIONS SERVICES -- 0.4%
 1,000,000    AT&T Canada, Inc.,
                7.625% due 03/15/2005                 120,000
   400,000    Cox Communications, Inc., Class
                A,
                6.400% due 08/01/2008                 364,136
                                                 ------------
                                                      484,136
                                                 ------------
    UTILITIES -- 1.1%
   400,000    El Paso Energy Corporation,
                7.375% due 12/15/2012                 387,148
   350,000    National Rural Utilities
                Cooperative Finance
                Corporation,
                6.000% due 05/15/2006                 359,589
   450,000    TECO Energy, Inc.,
                7.000% due 10/01/2015                 454,350
                                                 ------------
                                                    1,201,087
                                                 ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $18,281,934)                               17,604,412
                                                 ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.9%
    FEDERAL HOME LOAN BANK (FHLB) -- 0.7%
              FHLB:
   255,000    5.375% due 01/05/2004                   265,146
   500,000    6.500% due 11/15/2005                   542,215
                                                 ------------
                                                      807,361
                                                 ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 4.6%
              FHLMC:
 3,000,000    3.500% due 09/15/2003                 3,043,230
   500,000    5.500% due 07/15/2006                   524,444
   305,000    5.500% due 09/15/2011                   308,152
   595,000    5.750% due 03/15/2009                   624,065
   750,000    6.250% due 03/05/2012                   767,101
   110,000    6.875% due 09/15/2010                   122,227
                                                 ------------
                                                    5,389,219
                                                 ------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 1.2%
              FNMA:
$  800,000    4.375% due 10/15/2006              $    804,383
   590,000    5.000% due 01/15/2007                   606,101
                                                 ------------
                                                    1,410,484
                                                 ------------
    GOVERNMENT AGENCY DEBENTURES -- 0.4%
   400,000    Tennessee Valley Authority,
                6.375% due 06/15/2005                 429,797
                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $7,858,776)                                 8,036,861
                                                 ------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 4.4%
    COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 4.0%
              FHLMC:
 1,250,000    Series 1737, Class H,
                6.000% due 01/15/2023               1,313,858
 1,000,000    Series 2091, Class PP,
                6.000% due 02/15/2027               1,031,953
    52,268    Series 1541, Class F,
                6.250% due 05/15/2019                  52,362
   550,000    Series 1702A, Class PD,
                6.500% due 04/15/2022                 581,073
              FNMA:
 1,000,000    Series 1994-23, Class PE,
                6.000% due 08/25/2022               1,048,260
   610,000    Series 1998-61, Class PK,
                6.000% due 12/25/2026                 624,751
                                                 ------------
                                                    4,652,257
                                                 ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.0%#
    46,055    FHLMC, Pool #E62394,
                7.500% due 09/01/2010                  48,403
                                                 ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 0.3%
              FNMA:
   173,411    Pool #100081,
                0.990% due 08/01/2016                 201,170
    79,243    Pool #303105,
                11.000% due 11/01/2020                 90,376
                                                 ------------
                                                      291,546
                                                 ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 0.1%
    89,751    GNMA, Pool #780584,
                7.000% due 06/15/2027                  93,545
                                                 ------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
  (Cost $4,861,020)                                 5,085,751
                                                 ------------
U.S. TREASURY OBLIGATIONS -- 4.3%
    U.S. TREASURY BONDS -- 1.0%
              U.S. Treasury Bonds,
   408,623    3.875% due 04/15/2029                   460,530
   580,000    7.500% due 11/15/2016                   697,998
                                                 ------------
                                                    1,158,528
                                                 ------------

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- (CONTINUED)
    U.S. TREASURY NOTES -- 3.3%
$  500,000    3.500% due 11/15/2006              $    491,094
   375,000    4.625% due 05/15/2006                   386,250
   600,000    5.500% due 05/31/2003                   619,491
   300,000    6.750% due 05/15/2005                   327,420
 2,000,000    3.875% due 06/30/2003                 2,037,460
                                                 ------------
                                                    3,861,715
                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $4,972,468)                                 5,020,243
                                                 ------------

SHARES
----------
RIGHTS/WARRANTS -- 0.0%
  (Cost $0)
    CONTAINERS & PACKAGING -- 0.0%
     1,567    American Bank Note Holographics+              0
                                                 ------------

PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 0.8%
  (Cost $968,000)
$  968,000    Agreement with State Street Bank
                and Trust Company,
                1.85% dated 06/28/2002, to be
                repurchased at $968,149 on
                07/01/2002, collateralized by
                $870,000 U.S. Treasury Note,
                6.50% maturing 02/15/2010
                (value $991,800)                      968,000
                                                 ------------

                                                      VALUE
-----------------------------------------------------------
OTHER INVESTMENTS**
  (Cost $13,311,432)                 11.5%     $ 13,311,432
                                    -----      ------------
TOTAL INVESTMENTS
  (Cost $126,458,577*)              108.7%      125,975,306
OTHER ASSETS AND LIABILITIES (NET)   (8.7)      (10,082,366)
                                    -----      ------------
NET ASSETS                            100%     $115,892,940
                                    =====      ============

------------
 * Aggregate cost for Federal tax purposes is $128,099,786.
** As of June 30, 2002 the market value of the securities on loan is $12,969,986. Collateral received for securities loaned of $13,311,432 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
# Amount represents less than 0.1% of net assets

ABBREVIATIONS:
MTN -- Medium Term Note
NYR -- New York Registered Shares

                       See Notes to Financial Statements.

Munder Bio(Tech)(2) Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 99.9%
    BIOTECHNOLOGY -- 72.6%
16,500    Abegenix, Inc.+                         $   161,700
55,000    Acambis Plc+                                177,774
 5,500    Amgen, Inc.+                                230,340
20,000    Amylin Pharmaceuticals, Inc.+               218,800
20,000    Aphton Corporation+                         150,000
16,000    Array BioPharma, Inc.+                      154,240
 8,200    Biosearch Italia SpA+                       110,578
35,000    BioTransplant, Inc.+                         88,200
10,000    Cambridge Antibody Technology Group
            Plc+                                      157,801
11,500    Celgene Corporation+                        175,950
17,500    Cell Genesys, Inc.+                         240,800
25,000    Celltech Group Plc+                         198,205
 4,000    Cephalon, Inc.+                             180,800
30,000    Crucell NV+                                 139,286
 6,000    CV Therapeutics, Inc.+                      111,720
20,000    deCODE Genetics, Inc.+                       93,600
25,000    Exelixis, Inc.+                             188,250
 7,000    Genetech, Inc.+                             234,500
10,000    Genmab A/S+                                 185,137
 6,000    Genzyme Corporation+                        115,440
 7,000    Gilead Sciences, Inc.+                      230,160
 9,000    Human Genome Sciences, Inc.+                120,600
 8,500    ICOS Corporation+                           144,160
 7,500    IDEC Pharmaceuticals Corporation+           265,875
15,000    ILEX Oncology, Inc.+                        211,350
10,000    Immunex Corporation+                        223,400
30,000    Introgen Therapeutics, Inc.+                 60,900
18,000    Isis Pharmaceuticals, Inc.+                 171,180
12,500    La Jolla Pharmaceutical Company+             78,125
12,500    La Jolla Pharmaceutical Company+, **         78,125
20,000    Lexicon Genetics, Inc.+                      82,400
18,000    Medarex, Inc.+                              133,560
 7,000    MedImmune, Inc.+                            184,800
14,000    Millennium Pharmaceuticals, Inc.+           170,100
 6,000    Myriad Genetics, Inc.+                      122,040
 6,000    Neurocrine Biosciences, Inc.+               171,900
10,550    Nicox+                                      192,394
70,000    Orchid Biosciences, Inc.+                    92,400
 6,000    OSI Pharmaceuticals, Inc.+                  145,860
 9,800    Protein Design Labs, Inc.+                  106,428
 7,600    QIAGEN NV+                                   89,751
10,000    Regeneron Pharmaceuticals, Inc.+            145,100
15,000    Telik, Inc.+                                187,500
40,000    Titan Pharmaceuticals, Inc.+                134,000
 4,000    Transkaryotic Therapies, Inc.+              144,200
15,000    Tularik, Inc.+                              137,550
 7,000    Vertex Pharmaceuticals, Inc.+               113,960
50,000    XOMA Ltd.+                                  199,500
                                                  -----------
                                                    7,450,439
                                                  -----------

SHARES                                                  VALUE
-------------------------------------------------------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.1%
 8,000    Waters Corporation+                     $   213,600
                                                  -----------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 4.7%
 5,500    Biacore International AB+                   151,944
15,000    Bruker Daltonics, Inc.+                      59,250
15,000    Dyax Corporation+                            58,500
23,000    Inhale Therapeutic Systems, Inc.+           218,270
                                                  -----------
                                                      487,964
                                                  -----------
    HEALTH CARE PROVIDERS & SERVICES -- 1.3%
22,500    Evotec Biosystems AG+                       130,636
                                                  -----------
    PHARMACEUTICALS -- 19.2%
35,000    3 Dimensional Pharmaceuticals, Inc.+        155,750
10,000    Adolor Corporation+                         112,600
27,925    Discovery Partners International+           183,188
55,000    Inspire Pharmaceuticals, Inc.+              211,750
 6,000    InterMune, Inc.+                            126,600
10,000    Ligand Pharmaceuticals, Inc., Class B+      145,000
40,000    Neurochem, Inc.+                             96,135
10,000    NPS Pharmaceuticals, Inc.+                  153,200
35,000    POZEN, Inc.+                                181,300
 6,000    Scios, Inc.+                                183,660
 5,000    Trimeris, Inc.+                             221,950
15,000    Versicor, Inc.+                             201,750
                                                  -----------
                                                    1,972,883
                                                  -----------
TOTAL COMMON STOCKS
  (Cost $16,609,612)                               10,255,522
                                                  -----------

TOTAL INVESTMENTS
  (Cost $16,609,612*)                 99.9%      10,255,522
OTHER ASSETS AND LIABILITIES (NET)     0.1            7,153
                                     -----      -----------
NET ASSETS                           100.0%     $10,262,675
                                     =====      ===========

------------
 * Aggregate cost for Federal tax purposes is $16,650,414.
** Restricted security that is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2002 this security represents 0.8% of net assets.

   SECURITY                 ACQUISITION DATE    ACQUISITION COST
   -------------------------------------------------------------
   La Jolla
     Pharmaceutical
     Company                    02/05/01            $77,500

 + Non-income producing security.

                       See Notes to Financial Statements.

Munder Bio(Tech)(2) Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

At June 30, 2002 the country diversification of the Munder Bio(Tech)(2) Fund was as follows:

                                        % OF
                                     NET ASSETS         VALUE
                                     ------------------------
COMMON STOCKS:
United States.....................      83.1%     $ 8,532,281
United Kingdom....................       5.2          533,780
Netherlands.......................       2.2          229,037
France............................       1.9          192,394
Denmark...........................       1.8          185,137
Sweden............................       1.5          151,944
Germany...........................       1.3          130,636
Italy.............................       1.1          110,578
Canada............................       0.9           96,135
Iceland...........................       0.9           93,600
                                       -----      -----------
TOTAL INVESTMENTS.................      99.9       10,255,522
OTHER ASSETS AND LIABILITIES
  (NET)...........................       0.1            7,153
                                       -----      -----------
NET ASSETS........................     100.0%     $10,262,675
                                       =====      ===========

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 99.0%
    ARGENTINA -- 0.1%
     1,100    Alpargatas S.A.I.C., ADR+          $          0
     3,600    Banco Rio de la Plata SA                  1,279
     1,256    BBVA Banco Frances SA, ADR                1,821
    16,800    Corporacion Mapfre, ADR                  26,547
     7,200    Pecom Energia SA, ADR+                   22,326
     2,700    Perez Companc SA, ADR                    15,390
     1,800    Siderca SAIC, ADR+                       28,458
       974    Telefonica de Argentina, ADR              3,331
                                                 ------------
                                                       99,152
                                                 ------------
    AUSTRALIA -- 3.1%
     3,550    Amcor Ltd., ADR                          65,320
       820    Ansell Ltd., ADR+                        11,697
     5,550    Australia & New Zealand Bank, ADR       301,087
    34,258    BHP Ltd., ADR                           404,244
     2,500    Boral Ltd., ADR                          21,052
     2,300    Burns, Philip & Company Ltd., ADR         5,036
     6,400    Coca-Cola Amatil Ltd., ADR               45,844
     2,600    Coles Myer Ltd., ADR                     80,730
     4,100    CSR Ltd., ADR                            58,830
    38,000    Foster's Brewing Group Ltd., ADR        100,689
     8,652    Goldfields Ltd., ADR                     97,075
     5,600    Goodman Fielder Ltd., ADR                21,000
     1,600    James Hardie Industries NV, ADR          29,296
     8,000    Lend Lease Corporation Ltd., ADR         47,480
     1,000    Lihir Gold Ltd., ADR+                    15,099
    18,450    M.I.M. Holdings Ltd., ADR                26,930
     2,900    Mayne Nickless Ltd., ADR                 33,699
       400    Metal Storm Ltd., ADR+                    4,536
     5,500    National Australia Bank Ltd., ADR       546,755
     5,300    Newcrest Mining Ltd., ADR                22,553
     9,700    News Corporation Ltd., ADR              222,421
     1,850    Oil Search Ltd., ADR+                     8,412
     2,170    Rio Tinto Ltd., ADR                     163,334
     2,600    Santos Ltd., ADR                         38,321
       400    Simsmetal Ltd., ADR                       6,081
       600    Sons of Gwalia, ADR                      10,189
     2,600    Southcorp Holdings Ltd., ADR             38,752
     4,400    St. George Bank Ltd., ADR                96,283
       700    TABCORP Holdings Ltd., ADR               49,120
    23,700    Telstra Corporation Ltd., ADR           315,210
     6,500    Westpac Banking Ltd., ADR               294,450
     4,900    WMC Ltd., ADR                           100,891
    12,300    Woodside Petroleum Ltd., ADR             93,700
                                                 ------------
                                                    3,376,116
                                                 ------------
    AUSTRIA -- 0.2%
       597    Boehler-Uddeholm AG, ADR                  9,593
       900    Erste Bank der oesterreichischen
                Sparkassen AG, ADR                     32,094
     3,220    EVN-Energie Versorgung
                Niederoesterreich AG                   30,443
     1,500    Flughafen Wien AG                        12,889

SHARES                                                  VALUE
-------------------------------------------------------------
    AUSTRIA (CONTINUED)
       800    Mayr-Melnhof Karton AG, ADR        $     14,425
     2,400    OMV AG, ADR                              47,169
     1,500    Telekom Austria AG, ADR+                 24,000
     2,700    VA Technologie AG, ADR                    7,136
     6,050    Wienerberger Baustoffindustrie
                AG, ADR                                21,212
                                                 ------------
                                                      198,961
                                                 ------------
    BAHAMAS -- 0.0%#
       500    Sun International Hotels Ltd.            12,390
       700    Teekay Shipping Corporation              25,837
                                                 ------------
                                                       38,227
                                                 ------------
    BELGIUM -- 0.2%
     1,600    Delhaize Le Lion SA, ADR                 74,528
     1,500    Solvay SA, ADR                          107,997
                                                 ------------
                                                      182,525
                                                 ------------
    BERMUDA -- 0.3%
     7,750    Accenture Ltd., Class A+                147,250
       500    Annuity and Life Re (Holdings)
                Ltd.                                    9,045
       850    IPC Holdings Ltd.                        25,959
       300    Knightsbridge Tankers Ltd.                4,317
     2,074    Marvell Technology Group Ltd.+           41,252
       700    Max Re Capital Ltd.                       9,450
       500    Orient-Express Hotel Ltd.+                8,565
       900    PartnerRe Ltd.                           44,055
     1,200    RenaissanceRe Holdings Ltd.              43,920
       300    Scottish Annuity & Life Holdings
                Ltd.                                    5,724
     1,100    Varitronix International Ltd.,
                ADR                                     3,402
       800    W.P. Stewart & Company Ltd.              20,416
                                                 ------------
                                                      363,355
                                                 ------------
    BRAZIL -- 1.2%
       925    Aracruz Celulose SA, ADR                 18,500
     2,500    Banco Bradesco SA, ADR                   49,375
     1,740    Banco Itau SA, ADR                       48,720
       740    Brasil Telecom Participacoes SA,
                ADR                                    20,949
     1,600    Brasil Telecom SA, ADR                   18,800
     1,628    Cemig-Companhia Energetica de
                Minas, ADR                             18,176
     3,000    Centrais Eletricas Brasileiras
                SA, ADR                                14,156
    16,700    Centrais Eletricas Brasileiras
                SA, ADR                                86,123
     4,000    Companhia de Bebidas das
                Americas, ADR                          62,160
     2,800    Companhia de Bebidas das Americas
                CM                                     39,900
     2,600    Companhia Paranaense de Energia-
                Copel, ADR                             10,353
     1,300    Companhia Siderurgica Nacional,
                ADR                                    20,592
     4,350    Companhia Vale do Rio Doce, ADR+        118,577

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    BRAZIL (CONTINUED)
     2,200    Continental AG, ADR                $     38,893
       400    Copene - Petroquimica do Nordeste
                SA, ADR                                 2,880
     2,091    Embraer Empresa Brasileira de
                Aeronautica SA, ADR                    44,748
     3,700    Embratel Participacoes SA, ADR            1,480
     1,300    Gerdau SA, ADR                           13,585
       280    Net Servicos De Comunicacao, ADR+         1,680
     2,000    Panamerican Beverages, Inc.              28,500
       300    Perdigao SA, ADR                          3,060
     1,000    Petrobras Distribuidora SA, ADR           7,709
     8,400    Petroleo Brasileiro
                SA - Petrobras, ADR                   145,284
    11,700    Petroleo Brasileiro
                SA - Petrobras, ADR                   220,662
       420    Tele Celular Sul Participacoes
                SA, ADR                                 4,628
     1,433    Tele Centro Oeste Celular
                Participacoes SA, ADR                   6,348
       200    Tele Nordeste Celular
                Participacoes SA, ADR                   3,840
     4,737    Tele Norte Leste Participacoes
                SA, ADR                                47,133
       940    Tele Sudeste Celular
                Participacoes SA, ADR                  10,810
     3,700    Telecomunicacoes Brasileiras SA,
                ADR                                    83,916
       200    Telemig Celular Participacoes SA,
                ADR                                     4,140
     6,100    Telesp - Telecomunicacoes de Sao
                Paulo SA, ADR                          72,956
     2,080    Telesp Celular Participacoes SA,
                ADR                                     8,237
     1,610    Tractebel Energia SA, ADR                11,749
       700    Tractebel Energia SA, ADR                 3,929
       600    Votorantim Celulose e Papel SA,
                ADR                                    11,041
                                                 ------------
                                                    1,303,589
                                                 ------------
    CANADA -- 4.5%
     1,000    Aber Diamond Corporation+                18,189
     8,100    Abitibi-Consolidated, Inc.               74,763
     1,200    Agnico Eagle Mines Ltd.                  17,484
     2,200    Agrium, Inc.                             20,680
       700    Alliance Atlantis Communications
                Corporation+                            8,680
       300    Angiotech Pharmaceuticals, Inc.+         11,067
     1,800    AT&T Canada, Inc.+                       57,222
     4,100    ATI Technologies, Inc.+                  28,331
       750    Axcan Pharma, Inc.+                      11,205
     1,800    Ballard Power Systems, Inc.+             29,628
     9,100    Bank of Montreal                        214,760
    14,964    BCE, Inc.                               260,673
       900    Biomira, Inc.+                            2,502
     2,800    Biovail Corporation+                     81,088

SHARES                                                  VALUE
-------------------------------------------------------------
    CANADA (CONTINUED)
       900    Boardwalk Equities, Inc.           $      8,910
     3,050    Brascan Corporation                      70,089
     2,900    Brookfield Properties Corporation        58,290
     1,000    Cameco Corporation                       25,650
     2,800    Canada Life Financial Corporation        68,796
     6,800    Canadian Imperial Bank of
                Commerce                              216,784
     3,400    Canadian National Railway Company       176,120
     2,100    Canadian Natural Resources Ltd.          71,925
     3,400    Celestica, Inc.+                         77,214
     6,300    CGI Group, Inc.+                         28,728
     1,500    Cognos, Inc.+                            33,285
     1,500    Corel+                                    1,365
       700    Corus Entertainment, Inc.+               12,341
     1,100    Cott Corporation+                        20,889
     2,850    CP Railway Ltd.                          69,882
     1,625    CP Ships Ltd.+                           16,575
       900    Creo Products, Inc.+                      9,053
       600    Decoma International, Inc.                6,732
     4,000    Domatar, Inc.                            47,120
       500    Dorel Industries, Inc.+                  12,410
         2    Dreco Energy Services Ltd.+                  43
     1,700    Emera, Inc.                              19,208
     2,900    Enbridge, Inc.                           91,002
     4,720    Encana Corp                             144,432
       200    Fahnestock Viner Holdings, Inc.           4,400
     1,425    Fairmont Hotels & Resorts, Inc.          36,736
       200    FirstService Corporation+                 5,054
       911    Fording, Inc.                            17,318
       500    Four Seasons Hotels, Inc.                23,450
       400    Gildan Activewear, Inc., Class A+         9,016
     3,000    Goldcorp, Inc.                           29,850
       700    GSI Lumonics, Inc.+                       5,390
       300    Hummingbird Ltd.+                         5,877
     1,400    Hurricane Hydrocarbons Ltd.,
                Class A                                13,090
       800    Hydrogenics Corporation+                  2,792
     1,800    Imperial Oil Ltd.                        56,142
       400    InterTAN, Inc.+                           4,460
       600    Intertape Polymer Group, Inc.+            6,966
       800    Intrawest Corporation                    13,584
       850    Ipsco, Inc.                              13,625
     2,500    Ivanhoe Energy, Inc.+                     3,128
       900    Kingsway Financial Services,
                Inc.+                                  10,170
       830    Magna Entertainment Corporation+          5,802
     1,400    Magna International                      96,390
     8,900    Manulife Financial Corporation          254,540
       900    Masonite International
                Corporation+                           16,623
     2,500    Mds, Inc.                                40,475
     2,300    Methanex Corporation+                    18,998
     2,000    Moore Corporation Ltd.+                  22,960
     2,100    Nexen, Inc.                              57,435
     4,200    Noranda, Inc.                            52,960
       900    North American Palladium Ltd.+            5,265
     1,550    NOVA Chemicals Corporation               34,937
       400    Open Text Corporation+                    7,844

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    CANADA (CONTINUED)
       300    Optimal Robotics Corporation,
                Class A+                         $      2,187
     4,600    Petro-Canada                            130,042
       900    Potash Corporation of
                Saskatchewan                           60,030
     3,500    Power Corporation of Canada              92,069
       900    Precision Drilling Corporation+          31,266
     1,200    QLT Photo-Therapeutics, Inc.+            16,020
     1,500    Quebecor World, Inc.                     40,425
     1,400    Research In Motion Ltd.+                 15,932
       300    Ritchie Bros. Auctioneers, Inc.+          9,363
     2,700    Rogers Communications, Inc.,
                Class B                                24,678
       900    Rogers Wireless Communications,
                Inc.+                                   6,939
    12,500    Royal Bank of Canada                    435,000
     1,300    Royal Group Technologies Ltd.+           27,248
     3,900    Shaw Communications, Inc.                43,680
    11,400    Sun Life Financial Services of
                Canada                                249,204
     7,800    Suncor Energy, Inc.                     139,308
       700    Supersol Ltd.                            11,137
     2,370    Talisman Energy, Inc.                   107,005
     3,220    Teck Cominco Ltd., Class B               29,153
     2,115    TELUS Corporation                        14,382
     1,500    Tembec, Inc.+                            14,223
       600    Tesco Corporation                         6,698
       300    Tesma International, Inc., Class
                A                                       6,870
       900    The Descartes Systems Group,
                Inc.+                                   2,736
    11,800    The Toronto-Dominion Bank               277,300
     1,400    The Westaim Corporation+                  3,457
     8,852    TransCanada PipeLines Ltd.              135,613
     3,100    Turbo Genset, Inc., Class A+              1,449
       100    Wescast Industries, Inc.                  3,540
     2,200    Zarlink Semiconductor, Inc.+             11,198
                                                 ------------
                                                    4,946,544
                                                 ------------
    CAYMAN ISLANDS -- 0.1%
       700    02Micro International Ltd.+               7,245
       600    Apex Silver Mines Ltd.+                   8,700
     1,900    Garmin Ltd.+                             41,895
     2,000    Xcelera, Inc.+                            1,700
                                                 ------------
                                                       59,540
                                                 ------------
    CHILE -- 0.3%
       400    AFP Provida, ADR                          9,360
       689    Banco de Chile, ADR                      11,231
     2,000    Banco Santander Chile, ADR               26,000
     1,700    Banco Santiago SA, ADR                   29,495
       600    BBVA Banco BHIF, ADR                      6,900
     1,100    Compania Cervecerias Unidas SA,
                ADR                                    16,885
     3,875    Compania de Telecomunicaciones de
                Chile SA, ADR+                         47,469
       350    Cristalerias de Chile, ADR                5,775
     1,600    Distribucion y Servicio D&S SA,
                ADR                                    19,024

SHARES                                                  VALUE
-------------------------------------------------------------
    CHILE (CONTINUED)
     1,100    Embotelladora Andina SA, ADR       $      7,865
     1,100    Embotelladora Andina SA, ADR              6,820
     5,100    Empresa Nacional Electricidad SA,
                ADR                                    40,749
     2,960    Enersis SA, ADR                          17,138
     1,842    Gener SA, ADR                            13,483
     1,100    Linea Aerea Nacional Chile SA,
                ADR                                     5,654
       500    Maderas Y Sintelicos Sociedad
                (Masisa), ADR                           4,150
       200    Quimica Minera Chile SA, ADR              4,436
     1,900    Quinenco SA, ADR+                         9,263
       300    Sociedad Quimica y Minera de
                Chile SA, ADR, Class A                  8,100
       300    Vina Concha Y Toro SA, ADR                9,930
                                                 ------------
                                                      299,727
                                                 ------------
    CHINA/HONG KONG -- 3.3%
       500    Aluminum Corporation of China
                Ltd., ADR                               9,550
       900    APT Satellite Holdings Ltd., ADR          2,610
     2,400    ASAT Holdings Ltd., ADR+                  2,880
       700    Asia Satellite Telecommunications
                Holdings Ltd., ADR                     11,060
       700    AsiaInfo Holdings, Inc., ADR+             9,275
    26,648    Bank East Asia Ltd., ADR                 53,640
       600    Brilliance China Automotive
                Holdings Ltd., ADR                      8,580
    12,300    Cathay Pacific Airways, ADR              94,224
    68,800    China Mobile (Hong Kong) Ltd.,
                ADR+                                1,005,856
     3,000    China Petroleum & Chemical
                Corporation (Sinopec), ADR             52,800
       400    China Southern Airlines Company
                Ltd., ADR+                              8,080
    23,200    China Unicom Ltd., ADR+                 178,640
     1,800    chinadotcom Corporation+                  4,896
     8,100    Citic Pacific Ltd., ADR                  87,753
    44,500    CLP Holdings Ltd., ADR                  176,865
     5,450    Dairy Farm International Ltd.,
                ADR+                                   23,708
       679    Egana International Holdings
                Ltd.                                    5,452
    11,600    First Pacific Company Ltd., ADR          10,856
       500    Guangshen Railway Company Ltd.,
                ADR                                     4,575
    35,300    Hang Seng Bank Ltd., ADR                377,904
    31,800    Henderson Land Development
                Company Ltd., ADR                     132,097
   105,248    Hong Kong and China Gas Ltd., ADR       153,630
    39,500    Hong Kong Electric Holdings Ltd.,
                ADR                                   147,623
     8,500    Hong Kong Land Holdings, ADR             68,425
    16,200    Hopewell Holdings Ltd., ADR              11,008
       700    Huaneng Power International, ADR         22,554
     9,500    Hysan Development Ltd., ADR              18,392

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    CHINA/HONG KONG (CONTINUED)
    11,600    Jardine Matheson & Company Ltd.,
                ADR                              $     68,730
     9,750    Jardine Strategic Holding, ADR           56,940
     6,800    Johnson Electric Holdings, ADR           80,644
     1,600    Mandarin Oriental International
                Ltd., ADR                               7,920
    19,900    New World Development Company
                Ltd., ADR                              31,637
    42,695    Pacific Century CyberWorks Ltd.,
                ADR+                                   95,210
     3,100    Petrochina Company Ltd., ADR             68,076
     6,450    SCMP Group Ltd., ADR                     18,710
       767    Shanghai Chlor-Alkali Chemical
                Company, ADR+                           4,909
     3,450    Shuntak Holdings Ltd., ADR                6,970
       400    Sinopec Shanghai Petrochemical
                Company Ltd., ADR                       6,080
    44,400    Sun Hung Kai Properties Ltd., ADR       337,280
    16,400    Swire Pacific Ltd.                       83,896
     3,900    Television Broadcasts Ltd., ADR          33,201
       400    Yanzhou Coal Mining Company Ltd.,
                ADR                                     7,380
                                                 ------------
                                                    3,590,516
                                                 ------------
    DENMARK -- 0.5%
    13,500    Danske Bank AS, ADR                     248,581
     5,350    Novo Nordisk AS, ADR+                   176,015
     8,000    TDC A/S, ADR                            113,440
                                                 ------------
                                                      538,036
                                                 ------------
    FINLAND -- 1.6%
       900    American Group Ltd., ADR                 14,666
       850    Instrumentarium Corporation, ADR         19,975
     2,362    Metso Oyj, ADR                           30,824
    87,800    Nokia Oyj, ADR                        1,271,344
    20,620    Sonera Oyj, ADR+                         76,500
    13,200    Stora Enso Oyj, ADR                     174,900
     4,600    UPM-Kymmene Oyj, ADR                    181,378
                                                 ------------
                                                    1,769,587
                                                 ------------
    FRANCE -- 7.2%
     7,400    Accor SA, ADR                           150,079
       700    ActivCard SA, ADR+                        4,445
    22,593    Alcatel Alsthom Cie Generale
                D'Electric, ADR                       160,636
     1,800    Alcatel Optronics, ADR                    3,240
     3,800    Alstom, ADR                              40,280
    17,000    Altran Technologies SA, ADR              49,530
    14,678    Aventis SA, ADR                       1,033,772
       600    Bouygues Offshore SA, ADR                17,790
     1,100    Business Objects SA, ADR+                30,910
    11,700    Canal Plus, ADR                           8,366
     1,300    Ciments Francais SA, ADR                 31,950

SHARES                                                  VALUE
-------------------------------------------------------------
    FRANCE (CONTINUED)
     2,169    Clarins SA, ADR                    $     25,085
     1,000    Companie Generale de Geophysique
                SA, ADR+                                6,800
     2,000    Dassault Systemes SA, ADR                89,500
    21,300    France Telecom SA, ADR                  199,794
     5,400    Gemplus International SA, ADR+           15,876
       500    Genesys SA, ADR+                          1,350
    13,000    Groupe Danone, ADR                      357,110
     5,400    Havas Advertising SA, ADR                32,891
     9,281    L'Air Liquide SA, ADR                   285,625
     9,666    Lafarge SA, ADR                         241,940
     2,500    Lagardere Group, ADR                    108,244
    45,300    Louis Vuitton Moet Hennessy, ADR        457,077
     2,900    Pechiney SA, ADR                         66,410
     3,950    Pernod Ricard, ADR                       96,748
     4,575    PSA Peugeot Citroen, ADR                237,441
     2,450    Publicis Groupe, ADR                     66,885
     3,200    Rhodia SA, ADR                           28,000
       700    Scor SA, ADR                             21,315
     2,400    Sidel SA, ADR+                           19,851
    39,200    Societe Generale, ADR                   516,456
     2,800    Sodexho Alliance SA, ADR+               103,600
    18,900    Suez SA, ADR                            506,520
     1,875    Technip-Coflexip SA, ADR+                49,687
     3,100    Thales SA, ADR                          131,650
     4,940    Thomson Multimedia, ADR+                115,349
    26,205    TotalFinaElf SA, ADR                  2,119,984
     2,900    Valeo SA                                 60,290
     2,300    Vivendi Environnement, ADR               70,955
    20,100    Vivendi Universal SA, ADR               432,150
       300    Wavecom SA, ADR+                         12,240
                                                 ------------
                                                    8,007,821
                                                 ------------
    GERMANY -- 7.4%
    32,700    Allianz AG, ADR                         650,730
    10,800    BASF AG, ADR                            502,200
    12,700    Bayer AG, ADR                           402,626
     7,160    Bayerische Hypo- und Vereinsbank
                AG, ADR                               232,649
       927    Celanese AG+                             21,645
     9,900    Commerzbank AG, ADR                     150,084
    18,571    Daimler Chrysler Aerospace AG           895,679
    11,500    Deutsche Bank AG, ADR+                  799,365
     7,100    Deutsche Lufthansa AG, ADR               99,573
    77,600    Deutsche Telekom AG, ADR                722,456
       400    Dresdner Bank AG, ADR                    20,254
    12,700    E.On AG, ADR                            736,854
     1,200    Epcos AG, ADR                            39,456
     3,703    Fresenius Medical Care AG, ADR           54,915
     1,500    Henkel KGaA, ADR                         93,331
     6,400    Infineon Technologies AG, ADR            99,136
       128    Pfeiffer Vacuum Technology AG,
                ADR                                     4,785
       300    Puma AG Rudolf Dassler Sport, ADR        21,807
    10,300    RWE AG, ADR                             406,393

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    GERMANY (CONTINUED)
    23,204    SAP AG, ADR                        $    563,625
     3,500    Schering AG, ADR                        222,250
       800    Schwarz Pharma AG, ADR                   12,681
     1,100    SGL Carbon AG, ADR+                       6,622
    16,450    Siemens AG, ADR+                        977,130
       700    Vodafone AG, ADR+                       149,321
    25,700    Volkswagen AG, ADR                      249,758
                                                 ------------
                                                    8,135,325
                                                 ------------
    GHANA -- 0.0%#
     2,000    Ashanti Goldfields Company Ltd.,
                ADR+                                    9,820
                                                 ------------
    GREECE -- 0.2%
    18,600    Hellenic Telecommunication
                Organization SA (OTE), ADR            145,266
     1,300    M.J. Maillis SA, ADR+                     7,549
    21,100    National Bank of Greece SA, ADR          88,198
     1,450    STET Hellas Telecommunications
                SA, ADR                                 9,570
                                                 ------------
                                                      250,583
                                                 ------------
    HONG KONG -- 0.6%
     1,150    Beijing Enterprises Hldgs Ltd,
                ADR                                    13,122
     1,900    China Overseas Land & Investment
                Ltd., ADR                              10,718
    19,200    China Resources Enterprise Ltd.,
                ADR                                    45,047
     7,600    Cnooc Ltd., ADR                         203,756
     2,500    Giordano International Ltd., ADR         15,385
    10,700    Hang Lung Properties Ltd., ADR           61,047
    10,400    Henderson Investment Ltd., ADR           43,669
     2,900    Hong Kong Aircraft Engineering
                Company Ltd., ADR                       7,250
     1,800    i-CABLE Communications Ltd., ADR+        20,972
     6,900    Legend Holdings Ltd., ADR                50,425
     9,300    MTR Corporation Ltd., ADR               120,428
     1,600    Shanghai Industrial Holdings
                Ltd., ADR                              30,873
     2,100    SmarTone Telecommunications
                Holdings Ltd., ADR+                    11,846
    11,300    Swire Pacific Ltd., ADR, Class B         41,652
       500    Techtronic Industries Company
                Ltd., ADR                               8,526
     2,600    Wing Hang Bank Ltd., ADR                 17,234
                                                 ------------
                                                      701,950
                                                 ------------
    HUNGARY -- 0.1%
     3,700    Magyar Tavkozlesi Rt.                    59,200
                                                 ------------
    ICELAND -- 0.0%#
     1,000    Decode Genetics, Inc.+                    4,680
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    INDIA -- 0.4%
     1,400    Dr. Reddy's Laboratories Ltd.,
                ADR                              $     27,160
     1,500    HDFC Bank Ltd., ADR+                     18,568
     5,650    ICICI Bank Ltd., ADR                     39,550
     2,300    Infosys Technologies Ltd., ADR          117,760
     5,600    Mahanagar Telephone Nigam Ltd.,
                ADR+                                   32,631
     2,800    Satyam Computer Services Ltd.,
                ADR                                    29,316
     2,500    Videsh Sanchar Nigam Ltd., ADR           15,250
     4,100    Wipro Ltd., ADR                         122,877
                                                 ------------
                                                      403,112
                                                 ------------
    INDONESIA -- 0.1%
     1,600    Gulf Indonesia Resources Ltd.+           21,104
     1,783    PT Indosat, ADR                          22,270
     9,340    PT Telekomunikasi Indonesia, ADR         82,192
     7,150    PT Toba Pulp Lestari Tbk, ADR                 7
     1,100    PT Tri Polyta Indonesia, ADR+                 0
                                                 ------------
                                                      125,573
                                                 ------------
    IRELAND -- 0.8%
     8,200    Allied Irish Banks, ADR                 216,070
       600    Anglo Irish Bank Corporation Plc,
                ADR                                    38,641
     4,500    Bank of Ireland, ADR                    223,515
     9,600    CRH, ADR                                159,072
     6,500    Elan Corporation Plc, ADR+               35,555
       200    ICON Plc, ADR+                            5,700
       550    IONA Technologies Plc, ADR+               2,915
     1,900    Jefferson Smurfit Group, ADR             59,850
     1,000    Parthus Technologies Plc, ADR+            3,200
       600    Riverdeep Group Plc, ADR+                 9,336
     2,600    Ryanair Holdings Plc, ADR+               90,665
     1,000    SmartForce Plc, ADR+                      3,400
     1,300    Waterford Wedgwood Plc, ADR               7,715
                                                 ------------
                                                      855,634
                                                 ------------
    ISLE OF GURNSEY -- 0.0%#
     3,900    Amdocs Ltd.+                             29,445
                                                 ------------
    ISRAEL -- 0.3%
        69    American-Israeli Paper Mills              1,818
       700    Blue Square-Israel Ltd., ADR              8,260
     4,300    Check Point Software Technologies
                Ltd.+                                  58,308
       300    Delta-Galil Industries Ltd., ADR          2,367
     1,600    ECI Telecommunications Ltd.+              4,800
       300    ECtel Ltd.+                               3,480
       400    Elbit Medical Imaging Ltd.+               2,352
       700    Elbit Systems Ltd.                       11,592
       400    Elron Electronic Industries Ltd.+         3,280
       400    Given Imaging Ltd.+                       4,800
     1,500    Koor Industries Ltd., ADR+                7,395
       600    Lumenis Ltd.+                             2,226
       500    M-Systems Flash Disk Pioneers
                Ltd.+                                   4,152

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    ISRAEL (CONTINUED)
       300    Matav-Cable Systems Media Ltd.,
                ADR+                             $      3,000
       200    NICE-Systems Ltd., ADR+                   2,376
       600    Orbotech Ltd.+                           13,620
     3,200    Partner Communications Company
                Ltd., ADR+                             13,440
       500    Precise Software Solutions Ltd.+          4,775
       300    RADWARE Ltd.+                             2,610
       800    Scitex Corporation+                       1,696
       500    Taro Pharmaceutical Industries
                Ltd.+                                  12,260
     2,300    Teva Pharmaceutical, ADR+               153,594
       200    TTI Team Telecom International
                Ltd.+                                   3,202
                                                 ------------
                                                      325,403
                                                 ------------
    ITALY -- 3.0%
     1,572    Benetton Group SpA, ADR                  36,596
       800    De Rigo SpA, ADR                          4,728
       300    Ducati Motor Holding SpA, ADR+            4,688
    22,400    Enel SpA, ADR                           642,880
    14,800    Ente Nazionale Idrocarburi SpA        1,184,000
     8,015    Fiat SpA, ADR                           100,989
     1,100    Fila Holding SpA, ADR+                    2,200
     8,400    Luxottica Group, ADR                    159,600
     1,000    Natuzzi S P A, ADR                       15,190
    12,986    San Paolo-IMI SpA, ADR                  260,369
     9,700    Telecom Italia SpA, ADR                 757,570
     3,600    Telecom Italia SpA, ADR                 189,000
                                                 ------------
                                                    3,357,810
                                                 ------------
    JAPAN -- 14.6%
     7,400    Advantest Corporation, ADR              115,810
    14,200    All Nippon Airways Company Ltd.,
                ADR+                                   73,455
     1,500    Alps Electric Company Ltd., ADR          37,895
       440    Arisawa Manufacturing Company
                Ltd., ADR                               9,141
     3,500    Bandai Company Ltd., ADR                 31,392
       750    Belluna Co., Ltd., ADR                   14,643
    16,200    Canon, Inc., ADR                        612,846
     1,300    CSK Corporation, ADR                     46,150
     6,600    Dai'El, Inc., ADR                        19,800
     2,850    Denso Corporation, ADR                  178,149
     5,250    Eisai Company Ltd., ADR                 134,912
     9,500    Fuji Photo Film Company Ltd., ADR       299,250
     6,200    Hitachi Ltd., ADR                       397,854
    36,000    Honda Motor Company Ltd., ADR           745,560
       800    Internet Initiative Japan, Inc.,
                ADR+                                    2,609
     7,700    Ito-Yokado Ltd., ADR                    381,158
    16,500    Japan Airlines Company, ADR+             91,575
    59,100    Japan Telecom Company Ltd., ADR         169,132
     6,450    Kawasaki Heavy Industries Ltd.,
                ADR+                                   32,934
     5,900    Kawasaki Steel Corporation, ADR          76,792

SHARES                                                  VALUE
-------------------------------------------------------------
    JAPAN (CONTINUED)
     1,700    Kirin Brewery Company, ADR         $    119,000
    10,600    Kobe Steel Ltd., ADR+                    30,069
     4,250    Komatsu Ltd., ADR                        60,848
     1,200    Kubota Corporation, ADR                  74,400
     3,400    Kyocera Corporation, ADR                250,240
     2,700    Makita Corporation, ADR                  17,820
     3,200    Marui Company Ltd., ADR                  81,111
    39,500    Matsushita Electric Industrial
                Company Ltd., ADR                     546,285
     5,500    Millea Holdings, Inc., ADR              224,125
     3,500    MINEBEA Company Ltd., ADR                41,116
    14,500    Mitsubishi Corporation, ADR             209,777
   106,195    Mitsubishi Tokyo Finance Group,
                Inc., ADR+                            722,126
     1,400    Mitsui & Company Ltd., ADR              184,800
     2,600    Mitsui Sumitomo Insurance
                Company, Ltd., ADR                    139,918
    30,600    NEC Corporation, ADR                    212,670
     1,100    Nidec Corporation, ADR                   80,025
    21,000    Nintendo Company Ltd., ADR              371,700
    59,700    Nippon Telegraph & Telephone
                Corporation, ADR                    1,229,223
    41,750    Nissan Motor Company Ltd., ADR          584,918
    36,300    Nomura Holdings, Inc., ADR              533,040
    92,750    NTT DoCoMo, Inc., ADR                 2,282,847
     1,800    OJI Paper Company Ltd., ADR             102,873
     4,700    Olympus Optical Company, ADR             65,644
     2,980    Orix Corporation, ADR                   120,988
     3,200    Pioneer Corporation, ADR                 55,680
     1,400    Q.P. Corporation, ADR                    23,338
     2,500    Ricoh Company Ltd., ADR                 216,406
     6,900    Sanyo Electric Corporation, ADR         151,793
    12,700    Sega Enterprises, ADR+                   76,291
    13,100    Sekisui House Ltd., ADR                  96,292
     7,800    Shiseido Ltd., ADR                      103,995
    17,000    Sony Corporation, ADR                   902,700
     6,700    Sumitomo Metal Industries, ADR+          29,627
   105,500    Sumitomo Mitsui Banking
                Corporation, ADR                      514,935
    26,800    Sumitomo Trust & Banking Company
                Ltd., ADR                             128,795
     2,400    TDK Corporation, ADR                    113,664
     2,500    Toray Industries, Inc., ADR              66,955
    33,770    Toyota Motor Corporation, ADR         1,789,810
     2,300    Trend Micro, Inc., ADR+                  63,112
       500    Wacoal Corporation, ADR                  20,850
                                                 ------------
                                                   16,110,863
                                                 ------------
    KOREA -- 1.1%
     5,200    Hanaro Telecom, Inc., ADR+               18,044
     5,694    Kookmin Bank, ADR                       279,860
    23,700    Korea Electric Power Corporation,
                ADR                                   248,139
    11,500    KT Corporation, ADR                     248,975

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    KOREA (CONTINUED)
     6,900    Posco, ADR                         $    188,163
     9,684    SK Telecom Company Ltd., ADR            240,066
                                                 ------------
                                                    1,223,247
                                                 ------------
    LUXEMBOURG -- 0.0%#
       808    Espirito Santo Financial
                Holdings, ADR                          12,831
       850    Millicom International Cellular
                SA+                                     1,360
       400    Quilmes Industrial SA, ADR                3,912
       450    SBS Broadcasting SA+                      8,375
                                                 ------------
                                                       26,478
                                                 ------------
    MALAYSIA -- 0.1%
    41,900    Amsteel Corporation Berhad, ADR             939
    39,500    Resorts World Berhad, ADR               110,184
                                                 ------------
                                                      111,123
                                                 ------------
    MEXICO -- 1.0%
     2,900    Altos Hornos de Mexico SA de CV,
                ADR+                                        0
       300    America Movil SA de CV, ADR,
                Series A                                3,975
     3,200    America Movil SA de CV, ADR,
                Series L                               42,880
    32,800    America Telecom SA de CV+                38,921
       900    Apasco SA, ADR                           26,472
       800    Bufete Industries, ADR+                      16
    34,700    Carso Global Telecom, ADR+               75,021
     5,424    Cemex SA de CV, ADR                     142,977
       500    Coca-Cola Femsa SA, ADR                  12,000
       300    Controladora Comercial Mexican SA
                de CV, ADR                              3,552
       500    Corp Durango SA, ADR+                     1,500
       205    Desc de CV, ADR                           1,983
     1,800    Empresas Ica, ADR+                        2,790
     1,100    Fomento Economico Mexicano SA de
                CV, ADR                                43,142
     1,900    Gruma SA, ADR+                            8,265
       500    Grupo Aeroportuario del Sureste
                SA, ADR+                                6,450
     8,200    Grupo Carso SA, ADR+                     49,375
       500    Grupo Casa Autrey, ADR+                   4,650
     1,300    Grupo Continental SA, ADR                17,909
     2,200    Grupo Elektra, GDR                       19,030
     8,500    Grupo Financiero BBVA Bancomer,
                SA de CV+                             138,978
    11,400    Grupo Financiero Inbursa SA de
                CV, ADR+                               52,158
       500    Grupo Imsa SA, ADR                        6,200
       500    Grupo Industrial Maseca SA, ADR           2,875
     1,500    Grupo Iusacell SA de CV, ADR,
                Series V+                               2,445
     2,000    Grupo Televisa SA, ADR+                  74,760

SHARES                                                  VALUE
-------------------------------------------------------------
    MEXICO (CONTINUED)
       800    Grupo TMM SA de CV, ADR, Series
                L+                               $      5,528
       400    Industries Bachoco SA, ADR                3,832
     2,300    Kimberly Clark, Inc., ADR                30,702
     3,000    Telefono de Mexico SA, ADR               96,240
       300    Telefonos de Mexico SA de CV,
                ADR, Class A                            9,534
     1,200    Tubos de Acero de Mexico, ADR            11,040
     3,300    Tv Azteca SA de CV, ADR                  22,473
     1,800    Vitro Sociedad Anomina, ADR               6,084
     3,400    Wal-Mart de Mexico SA de CV, ADR         92,345
                                                 ------------
                                                    1,056,102
                                                 ------------
    NETHERLAND ANTILLES -- 0.0%#
       500    Velcro Industries NV                      5,012
                                                 ------------
    NETHERLANDS -- 4.8%
    29,097    ABN AMRO Holding, ADR                   525,783
    26,300    AEGON Insurance, NYR                    535,205
     5,100    Akzo Nobel, ADR                         221,850
       900    ASM International NV,+                   15,534
     8,600    ASM Lithography Holdings NV, NYR+       130,032
     4,700    Baan Company+                            11,985
     2,327    Buhrmann NV, ADR                         22,107
       400    Chicago Bridge & Iron Company NV,
                NYR                                    11,276
    12,050    CNH Global NV                            48,561
       600    Core Laboratories NV+                     7,212
       600    Crucell NV, ADR+                          2,730
     7,500    DSM, ADR                                 87,016
     5,000    Equant NV, NYR                           30,400
    23,950    Fortis NL, ADR                          510,444
     1,800    Gucci Group, NYR                        170,298
       700    Head NV, NYR                              2,233
     3,500    Heineken NV, ADR                        153,615
     2,800    Hunter Douglas NV, ADR                   21,570
       177    Indigo NV+                                    0
    36,810    ING Groep NV, ADR                       936,078
     2,100    Ispat International NV, NYR+              6,468
       875    KLM Royal Dutch Airlines NV, NYR         10,588
    13,627    Koninklijke Ahold, ADR                  286,167
    23,572    Koninklijke Philips Electronics
                NV, NYR                               650,587
       536    Koninklijke Vopak NV, ADR                10,132
     2,300    New Skies Satellites NV, ADR+            11,132
     1,500    Oce Van Der Griten, ADR                  17,055
     2,600    QIAGEN NV+                               30,290
     6,800    Reed Elsevier N V, ADR                  184,280
       800    Royal Nedlloyd Group, ADR                 7,447
    46,019    Royal PTT Nederland, ADR                211,687
     8,883    TPG NV, ADR                             201,022
       700    Trader.com NV, NYR, Class A+              5,520
       700    Van der Moolen Holding NV, ADR           14,560

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    NETHERLANDS (CONTINUED)
     4,200    VNU -- Verenigde Nederlandse
                Uitgeversbedrijven Verengd
                Bezit, ADR                       $    116,726
     5,800    Vodafone Libertel NV, ADR+               39,467
     5,000    Wolters Kluwer, ADR                      94,911
                                                 ------------
                                                    5,341,968
                                                 ------------
    NEW ZEALAND -- 0.1%
       500    Fisher & Paykel Healthcare
                Corporation Ltd., ADR                   8,030
       700    Sky Network Television Ltd., ADR+        14,790
     4,100    Telecommunications of New Zealand
                Ltd., ADR                              79,991
       700    Tranz Rail Holdings Ltd., ADR             3,289
                                                 ------------
                                                      106,100
                                                 ------------
    NORWAY -- 0.8%
       800    Bergesen d.y. ASA, ADR                   17,057
       300    Bergesen d.y. ASA, ADR, Class B           5,757
     1,400    Frontline Ltd., ADR                      13,356
     2,200    Nera ASA, ADR                             2,250
     4,750    Norsk Hydro AS, ADR                     228,570
       300    Odfjell ASA, ADR                          4,797
     3,900    Orkla ASA, ADR                           75,360
     1,800    Petroleum Geo - Services, ADR+            6,480
     1,000    Smedvig ASA, ADR                          6,700
       500    Smedvig ASA, ADR, Class B                 2,900
    40,500    Statoil ASA, ADR+                       357,210
    11,100    Telenor ASA, ADR                        114,885
     3,200    Tomra Systems ASA, ADR                   25,160
                                                 ------------
                                                      860,482
                                                 ------------
    PANAMA -- 0.0%#
       300    Banco Latinoamericano de
                Exportaciones SA                        3,765
                                                 ------------
    PERU -- 0.1%
       600    Cementos Lima SA, ADR                     8,081
     1,250    Compania de Minas Buenaventura
                SA, ADR                                32,000
     1,400    Credicorp Ltd.                           10,892
     1,900    Telefonica del Peru SA, ADR               4,731
                                                 ------------
                                                       55,704
                                                 ------------
    PHILIPPINES -- 0.0%#
     7,400    Manila Electric Company, ADR+             4,338
     3,000    Philippine Long Distance
                Telephone Company, ADR                 22,380
     1,381    San Miguel Corporation, ADR              13,996
                                                 ------------
                                                       40,714
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    POLAND -- 0.0%#
     3,700    Polski Koncern Naftowy Orlen SA,
                ADR                              $     32,375
                                                 ------------
    PORTUGAL -- 0.4%
     8,616    Banco Comercial Portuges SA, ADR        148,884
     5,300    Electricidade de Portugal SA, ADR       104,145
    23,160    Portugal Telecom SA, ADR                164,668
     3,800    Vodafone Telecel - Comunicacoes
                SA, ADR+                               26,571
                                                 ------------
                                                      444,268
                                                 ------------
    RUSSIA -- 1.0%
       400    Golden Telecom, Inc.+                     7,040
     1,700    Irkutskenergo, ADR                        4,887
     3,800    Lukoil, ADR                             246,520
     1,800    Mobile Telesystems, ADR                  54,522
     5,000    Mosenergo, ADR                           15,350
     2,100    Rostelecom, ADR                          12,600
     8,800    Sibneft, ADR                            157,969
    13,200    Surgutneftegaz, ADR                     258,060
     1,900    Tatneft, ADR                             26,277
     7,600    Unified Energy Systems, ADR              75,848
     1,000    Vimpel - Communications, ADR+            25,460
     1,700    YUKOS, ADR                              234,952
                                                 ------------
                                                    1,119,485
                                                 ------------
    SINGAPORE -- 0.8%
     2,400    Chartered Semiconductor
                Manufacturing, ADR+                    48,024
    14,800    City Developments Ltd., ADR              47,749
     1,300    Creative Technology Ltd., ADR            11,674
     2,100    Cycle & Carriage Ltd., ADR               11,268
     6,753    DBS Group Holdings Ltd., ADR            189,589
     9,500    Flextronics International Ltd.+          67,735
     7,075    Keppel Corporation Ltd., ADR             32,998
     5,200    Neptune Orient Lines Ltd., ADR+          12,009
    33,000    Singapore Telecommunications
                Ltd., ADR                             255,899
     1,800    St Assembly Test Services Ltd.,
                ADR+                                   22,266
    14,500    United Overseas Bank Ltd., ADR          208,467
     2,750    United Overseas Land Ltd., ADR           11,207
                                                 ------------
                                                      918,885
                                                 ------------
    SOUTH AFRICA -- 0.5%
     4,150    AngloGold Ltd., ADR                     108,232
     1,200    Avgold Ltd., ADR+                         9,579
     2,900    Bidvest Group Ltd., ADR                  25,879
     3,100    Harmony Gold Mining Company Ltd.,
                ADR                                    41,943
     3,797    Imperial Holdings Ltd., ADR              20,436
     1,700    Investec Bank Ltd., ADR                  26,218
     8,250    Iscor Ltd., ADR                          17,605
     2,900    Johnnic Holdings Ltd., ADR               11,814
     5,300    Kumba Resources Ltd., ADR+               24,264
     4,800    Liberty Group Ltd., ADR                  26,073

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    SOUTH AFRICA (CONTINUED)
    19,250    M-Cell Ltd, ADR+                   $     21,847
     2,200    Nedcor Ltd., ADR                         49,934
     4,100    Sappi Ltd., ADR                          57,482
    12,300    Sasol Ltd., ADR                         127,932
     9,000    Venfin Ltd., ADR+                        15,277
     3,500    Wooltru Ltd., ADR                         3,202
                                                 ------------
                                                      587,717
                                                 ------------
    SPAIN -- 2.5%
    59,033    Banco Bilbao Vizcaya Argentaria
                SA, ADR                               659,399
    86,160    Banco Santander Central Hispano
                SA, ADR                               671,186
       300    Banesto Espanol de Credito, ADR           2,213
     1,300    Bankinter SA, ADR                        38,646
    19,600    Endesa SA, ADR                          280,672
     1,000    NH Hoteles SA, ADR+                      25,086
    22,550    Repsol, ADR                             266,767
    29,925    Telefonica de Espana SA                 743,636
     5,400    Telefonica Moviles SA, ADR+              31,320
     4,000    Telepizza SA, ADR+                        4,582
    11,500    Terra Networks SA, ADR+                  66,585
                                                 ------------
                                                    2,790,092
                                                 ------------
    SWEDEN -- 1.0%
     2,466    Atlas Copco, ADR                         59,032
     1,200    Atlas Copco AB, ADR, Class B             27,029
     1,700    Autoliv, Inc.                            42,840
       150    Biacore International AB, ADR+            4,068
     3,100    Electrolux AB, ADR                      124,310
   137,000    Ericsson (L.M.) Telephone
                Company, ADR                          197,280
     9,800    Forenings Sparbanken AB, ADR            124,231
       800    Industriforvaltnings AB Kinnevik,
                ADR                                     7,573
       249    Industriforvaltnings AB Kinnevik,
                ADR, Class B                            2,032
     1,000    Modern Times Group MTG AB, ADR+          13,450
     4,550    Sandvik AB, ADR                         113,624
     1,800    Scania AB, ADR, Class A                  36,900
     1,800    Scania AB, ADR, Class B                  36,900
     1,100    SKF AB, ADR                              28,292
     3,300    Svenska Cellulosa AB, ADR               117,419
       700    Swedish Match Company, ADR               56,882
       500    Tele2 AB, Class A, ADR                    8,977
     2,100    Tele2 AB, Series A, ADR+                 39,112
     5,400    Volvo AB, ADR                           109,998
                                                 ------------
                                                    1,149,949
                                                 ------------
    SWITZERLAND -- 8.4%
    20,600    ABB Ltd., ADR+                          185,400
    13,800    Adecco SA, ADR                          204,930
     1,250    Alcon, Inc.+                             42,813

SHARES                                                  VALUE
-------------------------------------------------------------
    SWITZERLAND (CONTINUED)
     1,800    Centerpulse Ltd, ADR+              $     29,790
     2,300    Ciba Specialty Chemicals AG, ADR         92,138
     9,400    Compagnie Financiere Richemont
                AG, ADR                               213,814
     1,400    Converium Holding AG, ADR+               36,050
    20,700    Credit Suisse Group, ADR                657,237
     5,100    Holcim Ltd., ADR                        119,147
       800    Logitech International SA, ADR+          37,640
       800    Mettler Toledo International,
                Inc.+                                  29,496
    28,700    Nestle, ADR                           1,673,023
    47,132    Novartis, ADR                         2,065,796
    13,400    Roche Holdings Ltd., ADR              1,012,996
     8,600    Serono SA, ADR                          140,180
    12,500    STMicroelectronics NV, NYR              304,125
     5,700    Swiss Re, ADR                           557,299
    12,200    Swisscom AG, ADR                        353,800
    10,394    Syngenta AG, ADR+                       126,391
    22,890    UBS AG+                               1,141,982
    15,424    Zurich Financial Services AG, ADR       311,452
                                                 ------------
                                                    9,335,499
                                                 ------------
    TAIWAN -- 1.1%
    11,989    Advanced Semiconductor
                Engineering, Inc., ADR                 38,964
     1,700    ASE Test Ltd.+                           16,490
     5,500    Au Optronics Corporation, ADR+           45,705
     5,962    Macronix International Co., Ltd.,
                ADR+                                   34,884
     6,996    Siliconware Precision Industries
                Company, ADR                           24,136
    53,565    Taiwan Semiconductor
                Manufacturing Company, ADR            696,339
    49,275    United Microelectronics
                Corporation, ADR                      362,171
                                                 ------------
                                                    1,218,689
                                                 ------------
    THAILAND -- 0.1%
    54,300    Advanced Information Services
                PCL, ADR                               52,302
    16,700    Charoen Pokphand Foods PCL, ADR           8,203
    13,540    Shin Corporations PCL, ADR+              18,258
                                                 ------------
                                                       78,763
                                                 ------------
    TURKEY -- 0.0%#
     3,579    Turkcell Iletisim Hizmetleri AS,
                ADR+                                   43,664
                                                 ------------
    UNITED KINGDOM -- 25.0%
    13,300    Abbey National Plc, ADR                 313,220
       200    Acambis Plc, ADR+                         6,632
    19,300    Allied Domeq Plc, ADR                   126,280
     2,600    Amersham Plc, ADR                       115,336
     7,200    Amvescap Plc, ADR                       118,440
     6,000    ARM Holdings Plc, ADR+                   39,120
    32,336    Astra Zeneca Group Plc, ADR           1,325,776
     2,200    Autonomy Corporation Plc, ADR+            8,318

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
    32,100    AXA, SA, ADR                       $    583,257
    19,600    BAA Plc, ADR                            178,660
    14,000    BAE Systems Plc, ADR                    286,385
    30,800    Barclays Plc, ADR                     1,038,268
       500    Bespak Plc, ADR                           3,906
    12,992    BG Group Plc, ADR                       281,277
    21,450    BHP Billiton Plc, ADR                   233,123
     4,300    BOC Group Plc, ADR                      135,880
       700    Body Shop International Plc, ADR          5,709
     2,500    Bookham Technology Plc, ADR+              2,725
    69,600    BP Amoco Plc, ADR                     3,514,104
     1,900    British Airways Plc, ADR                 54,435
    20,091    British American Tobacco Plc, ADR       429,947
     2,700    British Energy Plc, ADR                  22,950
     2,700    British Sky Broadcasting Group
                Plc, ADR+                             155,277
    16,000    BT Group Plc, ADR+                      609,920
     1,600    Bunzl Plc, ADR                           63,200
    14,968    Cable & Wireless Plc, ADR               116,301
     9,500    Cadbury Schweppes Plc, ADR              286,710
       600    Cambridge Antibody Technology
                Group Plc, ADR+                         9,426
     2,400    Carlton Communications Plc, ADR          41,278
     2,400    Celltech Group Plc, ADR+                 37,920
     4,150    Coats Viyella Plc, ADR                   10,533
     7,000    COLT Telecom Group Plc, ADR+             18,200
    40,900    Compass Group Plc, ADR                  247,506
     2,600    Cookson Group Plc, ADR                    9,611
     1,370    Cordiant Communications Group
                Plc, ADR                                8,165
     5,800    Corus Group Plc, ADR+                    73,602
    15,383    Diageo Plc, ADR                         794,532
       800    Dialog Semiconductor Plc, ADR+            1,281
    11,890    Dixons Group Plc, ADR                   103,850
     2,500    Eidos Plc, ADR+                           5,050
     7,325    EMI Group Plc, ADR                       55,827
     1,750    Enodis Plc, ADR                           9,039
     2,800    Enterprise Oil Plc, ADR                  92,702
    19,300    Eurotunnel Plc, ADR+                     33,929
       812    Galen Holdings Plc, ADR                  22,724
     2,900    Gallaher Group Plc, ADR                 108,315
    13,300    Gkn Plc, ADR                             62,239
    56,936    Glaxo Wellcome Plc                    2,456,219
    18,600    GUS Plc, ADR                            170,536
     2,625    Hanson Trust Plc, ADR                    93,581
    23,000    HBOS Plc, ADR                           746,228
    14,600    Hilton Group Plc, ADR                   101,260
    34,500    HSBC Holdings Plc                     2,007,900
     5,300    Imperial Chemical Industries Plc,
                ADR                                   102,025
     6,725    Imperial Tobacco Group Plc, ADR         217,729
     1,980    Innogy Holdings Plc, ADR                 83,243
     1,980    International Power Plc, ADR+            50,589

SHARES                                                  VALUE
-------------------------------------------------------------
    UNITED KINGDOM (CONTINUED)
    32,380    Invensys Plc, ADR                  $     88,103
     8,900    J Sainsbury Plc, ADR                    193,048
       700    J.D. Wetherspoon Plc, ADR                16,645
     1,900    Johnson Matthey Plc, ADR                 57,808
     1,500    Kidde Plc, ADR                           19,549
    11,909    Kingfisher Plc, ADR                     112,802
     2,100    Laura Ashley Holdings Plc, ADR+           2,961
    19,000    Legal & General Group Plc, ADR          189,337
    25,700    Lloyds TSB Group Plc, ADR             1,022,454
     2,486    Lonmin Plc, ADR                          43,502
    25,700    Marconi Plc                               3,341
     6,880    Marks & Spencer Group Plc, ADR          234,388
       400    MERANT Plc, ADR+                          2,928
    16,000    mmO2 Plc+                               100,800
     6,570    National Grid Group Plc, ADR            231,001
       900    NDS Group Plc, ADR+                      10,800
     8,000    Novar Plc, ADR                           17,011
     1,000    Oxford GlycoSciences Plc, ADR+            3,790
     3,050    P & O Princess Cruises Plc, ADR          76,860
    14,700    Pearson Plc, ADR                        146,431
     6,300    Peninsular & Oriental Steam Plc,
                ADR                                    46,815
     2,900    Powergen Plc, ADR                       136,068
     3,350    Premier Farnell Plc, ADR                 25,996
     2,700    Premier Oil Plc, ADR+                     8,951
    18,300    Prudential Plc, ADR                     334,456
     1,000    Railtrack Group Plc, ADR                 33,885
     5,500    Rank Group Plc, ADR                      43,725
     5,600    Reed Elsevier Plc, ADR                  218,400
     2,100    Regus Plc, ADR+                           4,410
     6,900    Rentokil Initial Plc, ADR               140,542
     4,253    Reuters Group Plc, ADR                  136,985
     1,522    Rexam Plc, ADR                           50,774
     4,700    Rio Tinto Plc, ADR                      347,800
     5,700    Rolls-Royce Plc, ADR                     70,486
     5,100    Royal & Sun Alliance Insurance
                Group Plc, ADR                         95,472
     1,000    Scottish & Southern Energy Plc,
                ADR                                    98,927
     8,500    Scottish Power Plc, ADR                 181,900
    30,300    Shell Transportation & Trading
                Plc, ADR                            1,363,803
     2,820    Shire Pharmaceuticals Group Plc,
                ADR+                                   72,784
     1,000    Signet Group Plc, ADR                    44,171
    16,014    Six Continents Plc, ADR                 167,186
       900    SkyePharma Plc, ADR+                      8,820
     1,600    Smith & Nephew Plc, ADR                  90,400
    15,494    South African Breweries Plc, ADR        122,483
     4,050    Spirent Plc, ADR                         21,263
     1,200    Stolt Offshore SA, ADR+                   7,440
       950    Stolt-Nielsen SA Plc, ADR                13,300
     2,100    Tate & Lyle Plc, ADR                     44,494
       500    Taylor Nelson Sofres Plc, ADR            21,836
     5,107    Telewest Communications Plc, ADR+         2,911

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
    42,700    Tesco Plc, ADR+                    $    466,190
     3,400    Tomkins Plc, ADR                         51,136
     1,600    Tommy Hilfiger Corporation+              22,912
     2,600    Trinity Mirror Plc, ADR                  32,300
    13,453    Unilever Plc, NYR                       491,304
     6,149    United Business Media Plc, ADR           42,729
     4,900    United Utilities Plc, ADR                92,120
   125,523    Vodafone Group Plc, ADR               1,713,389
       200    Wembley Plc, ADR                          9,024
       300    Wiggins Group Plc, ADR+                   1,801
     2,600    Willis Group Holdings Ltd.+              85,566
     2,000    Wolseley Plc, ADR                       101,213
     4,100    WPP Group Plc, ADR                      180,732
                                                 ------------
                                                   27,650,653
                                                 ------------
    UNITED STATES -- 0.1%
       700    Alderwoods Group, Inc.+                   5,306
       300    Dynacare, Inc.+                           6,597
       550    Genesis Microchip, Inc.+                  4,587
     1,502    Newmont Mining Corporation
                (Holding Company)                      39,534
                                                 ------------
                                                       56,024
                                                 ------------
    VENEZUELA -- 0.0%#
     1,100    C.A. La Electricidad de Caracas,
                ADR                                     6,581
       842    Compania Anonima Nacional
                Telefonos de Venezuela, ADR            11,982
                                                 ------------
                                                       18,563
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $106,389,251)                            $109,418,415
                                                 ------------
PREFERRED STOCKS -- 0.4%
    AUSTRALIA -- 0.3%
    14,800    The News Corporation Ltd., ADR          292,300
                                                 ------------
    BRAZIL -- 0.1%
     2,700    CESP - Companhia Energetica de
                Sao Paulo, ADR+                         2,544
       900    Companhia Brasileira de
                Distribuicao Grupo Pao de
                Acucar,                                16,011
     2,300    Companhia Paranaense de Energia-
                Copel, ADR                              9,315
     2,450    Companhia Vale do Rio Doce, ADR          62,745
                                                 ------------
                                                       90,615
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    GERMANY -- 0.0%#
     1,398    Fresenius Medical Care AG, ADR     $     15,632
                                                 ------------
    ITALY -- 0.0%#
     8,000    Fiat SpA, ADR                            68,800
                                                 ------------
    RUSSIA -- 0.0%#
     1,400    Surgutneftegaz, ADR                      29,610
                                                 ------------
TOTAL PREFERRED STOCKS
  (Cost $551,741)                                     496,957
                                                 ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 2.2%
  (Cost $2,390,000)
$2,390,000    Agreement with State Street Bank
                and Trust Company,
                1.880% dated 06/28/2002, to be
                repurchased at $2,390,368 on
                07/01/2002, collateralized by
                $2,140,000 U.S. Treasury Note,
                6.50% maturing 02/15/2010
                (value $2,439,600)                  2,390,000
                                                 ------------

OTHER INVESTMENTS**
  (Cost $24,332,431)                 22.0%       24,332,431
                                    -----      ------------
TOTAL INVESTMENTS
  (Cost $133,663,423*)              123.6%      136,637,803
OTHER ASSETS AND LIABILITIES (NET)  (23.6)      (26,097,163)
                                    -----      ------------
NET ASSETS                          100.0%     $110,540,640
                                    =====      ============

------------
 * Aggregate cost for Federal tax purposes is $134,100,501.
** As of June 30, 2002, the market value of the securities on loan is $23,592,450. Collateral received for securities loaned of $24,332,431 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.
 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depositary Receipt
NYR -- New York Registered Shares

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

At June 30, 2002 sector diversification of the Munder International Equity Fund was as follows:

                                       % OF
                                    NET ASSETS          VALUE
                                    -------------------------
COMMON STOCKS:
Banks............................      14.3%     $ 15,799,261
Oil & Gas........................      10.7        11,780,240
Pharmaceuticals..................       8.0         8,876,673
Diversified Telecommunication
  Services.......................       7.3         8,016,367
Wireless Telecommunication
  Services.......................       5.3         5,898,245
Automobiles......................       4.3         4,724,222
Industrial Conglomerates.........       4.2         4,619,051
Insurance........................       3.8         4,226,213
Electric Utilities...............       3.5         3,857,841
Diversified Financials...........       3.5         3,859,223
Household Durables...............       2.8         3,113,529
Food Products....................       2.7         3,003,610
Metals & Mining..................       2.4         2,647,101
Media............................       2.4         2,605,565
Chemicals........................       2.1         2,329,504
Semiconductor Equipment &
  Products.......................       1.8         2,015,474
Beverages........................       1.7         1,843,098
Communication Equipment..........       1.5         1,685,663
Food & Drug Retailing............       1.1         1,243,502
Electronic Equipment &
  Instruments....................       1.1         1,209,032
Software.........................       0.8           875,966
Office Electronics...............       0.8           846,306
Multi-Utilities & Unregulated
  Power..........................       0.8           855,797
Machinery........................       0.8           845,083
Tobacco..........................       0.7           812,874
Textiles, Apparel & Luxury
  Goods..........................       0.7           750,092
Real Estate......................       0.7           815,912
Paper & Forest Products..........       0.7           813,325
Hotels, Restaurants & Leisure....       0.7           813,509
Construction Materials...........       0.7           784,117
Multiline Retail.................       0.6           615,761
Airlines.........................       0.6           619,250
Trading Companies &
  Distributors...................       0.5           495,791
Health Care Equipment &
  Supplies.......................       0.5           565,365
Aerospace & Defense..............       0.5           549,397
IT Consulting & Services.........       0.4           472,716
Electrical Equipment.............       0.4           409,771
Commercial Services & Supplies...       0.4           430,963

                                       % OF
                                    NET ASSETS          VALUE
                                    -------------------------
Road & Rail......................       0.3%     $    338,297
Leisure Equipment & Products.....       0.3           345,308
Containers & Packaging...........       0.3           323,756
Computers & Peripherals..........       0.3           362,464
Auto Components..................       0.3           334,984
Transportation Infrastructure....       0.2           249,310
Specialty Retail.................       0.2           226,874
Marine...........................       0.2           179,765
Internet Software & Services.....       0.2           175,423
Gas Utilities....................       0.2           188,567
Biotechnology....................       0.2           254,170
Air Freight & Logistics..........       0.2           234,722
Personal Products................       0.1           134,788
Health Care Providers &
  Services.......................       0.1           117,643
Energy Equipment & Services......       0.1           125,582
Construction & Engineering.......       0.0#           14,082
Communications Equipment.........       0.0#           38,811
Building Products................       0.0#           48,460
                                      -----      ------------
TOTAL COMMON STOCKS..............      99.0       109,418,415
PREFERRED STOCKS:
Media............................       0.3           292,300
Automobiles......................       0.1            68,800
Metal & Mining...................       0.0#           62,745
Oil & Gas........................       0.0#           29,610
Food & Drug Retailing............       0.0#           16,011
Health Care Providers &
  Services.......................       0.0#           15,632
Electric Utilities...............       0.0#            9,315
Industrial Conglomerates.........       0.0#            2,544
                                      -----      ------------
TOTAL PREFERRED STOCKS...........       0.4           496,957
REPURCHASE AGREEMENT.............       2.2         2,390,000
OTHER INVESTMENTS................      22.0        24,332,431
                                      -----      ------------
TOTAL INVESTMENTS................     123.6       136,637,803
OTHER ASSETS AND LIABILITIES
  (NET)..........................     (23.6)      (26,097,163)
                                      -----      ------------
NET ASSETS.......................     100.0%     $110,540,640
                                      =====      ============

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

Munder Large-Cap Growth Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 100.3%
    AEROSPACE & DEFENSE -- 2.1%
 5,400    General Dynamics Corporation            $   574,290
                                                  -----------
    BANKS -- 0.6%
 4,450    North Fork Bancorporation, Inc.             177,155
                                                  -----------
    BEVERAGES -- 6.0%
13,900    Anheuser-Busch Companies, Inc.              695,000
20,097    PepsiCo, Inc.                               968,675
                                                  -----------
                                                    1,663,675
                                                  -----------
    BIOTECHNOLOGY -- 3.0%
 6,815    Amgen, Inc.+                                285,412
10,850    Enzon, Inc.+                                272,552
 9,570    MedImmune, Inc.+                            252,648
                                                  -----------
                                                      810,612
                                                  -----------
    COMMERCIAL SERVICES & SUPPLIES -- 3.6%
23,500    Concord EFS, Inc.+                          708,290
 4,350    Corporate Executive Board Company+          148,987
 3,300    Weight Watchers International, Inc.+        143,352
                                                  -----------
                                                    1,000,629
                                                  -----------
    COMMUNICATIONS EQUIPMENT -- 6.1%
24,500    Brocade Communications Systems, Inc.+       428,260
48,055    Cisco Systems, Inc.+                        670,367
 5,225    QUALCOMM, Inc.+                             143,635
21,750    UTStarcom, Inc.+                            438,698
                                                  -----------
                                                    1,680,960
                                                  -----------
    COMPUTERS & PERIPHERALS -- 2.2%
14,485    EMC Corporation+                            109,362
 2,925    International Business Machines
            Corporation                               210,600
 5,050    Lexmark International, Inc., Class A+       274,720
                                                  -----------
                                                      594,682
                                                  -----------
    DIVERSIFIED FINANCIALS -- 5.1%
 5,250    AmeriCredit Corporation+                    147,263
 3,700    Capital One Financial Corporation           225,885
 8,971    Citigroup, Inc.                             347,626
11,030    Freddie Mac                                 675,036
                                                  -----------
                                                    1,395,810
                                                  -----------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
 5,900    Verizon Communications, Inc.                236,885
                                                  -----------
    ENERGY EQUIPMENT & SERVICES -- 1.4%
10,075    Noble Corporation+                          388,895
                                                  -----------
    FOOD & DRUG RETAILING -- 1.1%
 6,520    SYSCO Corporation                           177,474
 3,450    Walgreen Company                            133,274
                                                  -----------
                                                      310,748
                                                  -----------

SHARES                                                  VALUE
-------------------------------------------------------------
    FOOD PRODUCTS -- 0.9%
13,400    Smithfield Foods, Inc.+                 $   248,570
                                                  -----------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 1.9%
 6,700    Baxter International, Inc.                  297,815
 8,150    Biomet, Inc.                                221,028
                                                  -----------
                                                      518,843
                                                  -----------
    HEALTH CARE PROVIDERS & SERVICES -- 8.5%
18,275    AdvancePCS+                                 437,503
 4,920    Cardinal Health, Inc.                       302,137
15,125    Community Health Care+                      405,350
 6,250    Express Scripts, Inc.+                      313,188
28,100    Health Management Associates, Inc.+         566,215
 6,250    Universal Health Services, Inc., Class
            B+                                        306,250
                                                  -----------
                                                    2,330,643
                                                  -----------
    HOTELS, RESTAURANTS & LEISURE -- 1.8%
12,325    Darden Restaurants, Inc.                    304,428
10,150    Ruby Tuesday, Inc.                          196,910
                                                  -----------
                                                      501,338
                                                  -----------
    INDUSTRIAL CONGLOMERATES -- 6.5%
61,420    General Electric Company                  1,784,251
                                                  -----------
    INSURANCE -- 3.3%
13,415    American International Group, Inc.          915,305
                                                  -----------
    INTERNET SOFTWARE & SERVICES -- 0.5%
 5,850    Overture Services, Inc.+                    142,740
                                                  -----------
    IT CONSULTING & SERVICES -- 0.7%
 3,750    Affiliated Computer Services, Inc.,
            Class A+                                  178,050
                                                  -----------
    MEDIA -- 1.7%
10,850    Comcast Corporation, Class A
            (non-voting)+                             258,664
 4,250    Omnicom Group, Inc.                         194,650
                                                  -----------
                                                      453,314
                                                  -----------
    MULTILINE RETAIL -- 7.0%
 8,900    Dollar General Corporation                  169,367
16,000    Family Dollar Stores, Inc.                  564,000
21,750    Wal-Mart Stores, Inc.                     1,196,467
                                                  -----------
                                                    1,929,834
                                                  -----------
    PERSONAL PRODUCTS -- 0.8%
 5,000    Alberto-Culver Company, Class A             225,900
                                                  -----------
    PHARMACEUTICALS -- 13.7%
14,625    Johnson & Johnson                           764,302
 8,550    King Pharmaceuticals, Inc.+                 190,238
51,725    Pfizer, Inc.                              1,810,375
19,900    Wyeth                                     1,018,880
                                                  -----------
                                                    3,783,795
                                                  -----------

                       See Notes to Financial Statements.

Munder Large-Cap Growth Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 7.9%
15,600    Altera Corporation+                     $   212,160
 9,800    Broadcom Corporation, Class A+              171,892
40,210    Intel Corporation                           734,637
12,900    Marvell Technology Group Ltd.+              256,581
 7,200    Micron Technology, Inc.+                    145,584
 4,000    Novellus Systems, Inc.+                     136,000
22,375    Texas Instruments, Inc.                     530,287
                                                  -----------
                                                    2,187,141
                                                  -----------
    SOFTWARE -- 6.5%
18,475    Amdocs Ltd.+                                139,486
 6,850    Mercury Interactive Corporation+            157,276
20,495    Microsoft Corporation+                    1,121,077
10,900    Quest Software, Inc.+                       158,377
14,650    Siebel Systems, Inc.+                       208,323
                                                  -----------
                                                    1,784,539
                                                  -----------
    SPECIALTY RETAIL -- 6.5%
 4,400    AutoZone, Inc.+                             340,120
31,075    Home Depot, Inc.                          1,141,385
11,350    O'Reilly Automotive, Inc.+                  312,806
                                                  -----------
                                                    1,794,311
                                                  -----------
TOTAL COMMON STOCKS
  (Cost $32,327,102)                               27,612,915
                                                  -----------

TOTAL INVESTMENTS
  (Cost $32,327,102*)                100.3%      27,612,915
OTHER ASSETS AND LIABILITIES (NET)    (0.3)         (79,232)
                                     -----      -----------
NET ASSETS                           100.0%     $27,533,683
                                     =====      ===========

------------
* Aggregate cost for Federal tax purposes is $33,205,320.
+ Non-income producing security.

                       See Notes to Financial Statements.

Munder Large-Cap Value Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 96.9%
    AEROSPACE & DEFENSE -- 3.3%
    35,000    Honeywell International, Inc.      $  1,233,050
    58,030    United Technologies Corporation       3,940,237
                                                 ------------
                                                    5,173,287
                                                 ------------
    AUTO COMPONENTS -- 1.9%
    19,000    Lear Corporation+                       878,750
    31,000    Magna International, Inc., Class
                A                                   2,134,350
                                                 ------------
                                                    3,013,100
                                                 ------------
    BANKS -- 9.9%
    56,000    Bank of America Corporation           3,940,160
    63,400    FleetBoston Financial Corporation     2,050,990
    91,470    KeyCorp                               2,497,131
    29,000    PNC Financial Services Group          1,516,120
    55,000    Washington Mutual, Inc.               2,041,050
    68,100    Wells Fargo & Company                 3,409,086
                                                 ------------
                                                   15,454,537
                                                 ------------
    BEVERAGES -- 2.3%
    51,000    Anheuser-Busch Companies, Inc.        2,550,000
    34,000    Constellation Brands, Inc., Class
                A+                                  1,088,000
                                                 ------------
                                                    3,638,000
                                                 ------------
    CHEMICALS -- 3.4%
    29,700    PPG Industries, Inc.                  1,838,430
    61,050    Praxair, Inc.                         3,478,018
                                                 ------------
                                                    5,316,448
                                                 ------------
    COMMUNICATIONS EQUIPMENT -- 0.2%
    41,000    Comverse Technology, Inc.+              379,660
                                                 ------------
    COMPUTERS & PERIPHERALS -- 2.0%
    90,447    Hewlett-Packard Company               1,382,030
    23,737    International Business Machines
                Corporation                         1,709,064
                                                 ------------
                                                    3,091,094
                                                 ------------
    DIVERSIFIED FINANCIALS -- 13.6%
    33,950    Ambac Financial Group, Inc.           2,281,440
   152,846    Citigroup, Inc.                       5,922,782
    24,600    Federal National Mortgage
                Association                         1,814,250
    73,800    Freddie Mac                           4,516,560
    21,400    Goldman Sachs Group, Inc.             1,569,690
     1,000    Household International, Inc.            49,700
    50,980    J. P. Morgan Chase & Company          1,729,242
    52,940    Lehman Brothers Holdings, Inc.        3,309,809
                                                 ------------
                                                   21,193,473
                                                 ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 7.0%
    26,030    ALLTEL Corporation                    1,223,410
    76,000    AT&T Corporation                        813,200

SHARES                                                  VALUE
-------------------------------------------------------------
    DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
    62,000    BellSouth Corporation              $  1,953,000
   131,500    SBC Communications                    4,010,750
    70,758    Verizon Communications, Inc.          2,840,934
                                                 ------------
                                                   10,841,294
                                                 ------------
    ELECTRIC UTILITIES -- 1.0%
    30,000    TXU Corporation                       1,553,100
                                                 ------------
    ELECTRICAL EQUIPMENT -- 1.3%
    52,000    Cooper Industries Ltd.                2,043,600
                                                 ------------
    ENERGY EQUIPMENT & SERVICES -- 2.1%
    59,000    ENSCO International, Inc.             1,608,340
    44,700    Noble Corporation+                    1,725,420
                                                 ------------
                                                    3,333,760
                                                 ------------
    FOOD & DRUG RETAILING -- 0.6%
    32,000    Safeway, Inc.+                          934,080
                                                 ------------
    FOOD PRODUCTS -- 3.1%
   190,000    McCormick & Company, Inc.             4,892,500
                                                 ------------
    GAS UTILITIES -- 1.1%
    79,762    El Paso Corporation                   1,643,895
                                                 ------------
    HEALTH CARE PROVIDERS & SERVICES -- 4.9%
    47,000    HCA, Inc.                             2,232,500
    51,000    Tenet Healthcare Corporation+         3,649,050
    17,100    Trigon Healthcare, Inc.+              1,719,918
                                                 ------------
                                                    7,601,468
                                                 ------------
    HOTELS, RESTAURANTS & LEISURE -- 5.3%
    66,000    Carnival Corporation, Class A         1,827,540
   150,000    Darden Restaurants, Inc.              3,705,000
    61,000    Harrah's Entertainment, Inc.+         2,705,350
                                                 ------------
                                                    8,237,890
                                                 ------------
    HOUSEHOLD DURABLES -- 1.9%
    50,000    Centex Corporation                    2,889,500
                                                 ------------
    HOUSEHOLD PRODUCTS -- 2.0%
    49,050    Kimberly-Clark Corporation            3,041,100
                                                 ------------
    INSURANCE -- 5.3%
    95,090    ACE Ltd.                              3,004,844
    31,194    American International Group,
                Inc.                                2,128,367
    63,800    Radian Group, Inc.                    3,116,630
                                                 ------------
                                                    8,249,841
                                                 ------------
    IT CONSULTING & SERVICES -- 1.0%
    31,000    Affiliated Computer Services,
                Inc., Class A+                      1,471,880
                                                 ------------
    MACHINERY -- 3.2%
    70,000    ITT Industries, Inc.                  4,942,000
                                                 ------------

                       See Notes to Financial Statements.

Munder Large-Cap Value Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEDIA -- 2.5%
    98,000    Charter Communications, Inc.+      $    399,840
    58,000    Comcast Corporation, Class A
                (non-voting)+                       1,382,720
    42,000    New York Times Company, Class A       2,163,000
                                                 ------------
                                                    3,945,560
                                                 ------------
    METALS & MINING -- 1.7%
    78,000    Alcoa, Inc.                           2,585,700
                                                 ------------
    MULTILINE RETAIL -- 2.3%
    46,100    Family Dollar Stores, Inc.            1,625,025
    35,000    Sears, Roebuck & Company              1,900,500
                                                 ------------
                                                    3,525,525
                                                 ------------
    MULTI-UTILITIES & UNREGULATED POWER -- 2.2%
   111,000    Duke Energy Corporation               3,452,100
                                                 ------------
    OIL & GAS -- 6.9%
    29,700    Apache Corporation                    1,707,156
    41,000    ChevronTexaco Corporation             3,628,500
   133,152    Exxon Mobil Corporation               5,448,580
                                                 ------------
                                                   10,784,236
                                                 ------------
    PHARMACEUTICALS -- 1.3%
    39,000    Merck & Company, Inc.                 1,974,960
                                                 ------------
    REAL ESTATE -- 1.4%
    44,000    Apartment Investment & Management
                Company, Class A                    2,164,800
                                                 ------------
    REAL ESTATE -- DIVERSIFIED -- 1.0%
    31,900    Vornado Realty Trust                  1,473,780
                                                 ------------
    SOFTWARE -- 1.2%
   118,800    Cadence Design Systems, Inc.+         1,915,056
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $138,482,718)                             150,757,224
                                                 ------------
PREFERRED STOCKS -- 0.4%
  (Cost $1,168,790)



    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
    39,620    Solectron Corporation+                  707,613
                                                 ------------
PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
  (Cost $5,088,000)
$5,088,000    Agreement with State Street Bank
                & Trust Company,
                1.850% dated 06/28/2002, to be
                repurchased at $5,088,784 on
                07/01/2002, collateralized by
                $5,210,000 U.S. Treasury Bill,
                1.627% maturing 09/19/2002
                (value $5,190,463)                  5,088,000
                                                 ------------

TOTAL INVESTMENTS
  (Cost $144,739,508*)              100.6%      156,552,837
OTHER ASSETS AND LIABILITIES (NET)   (0.6)         (968,945)
                                    -----      ------------
NET ASSETS                          100.0%     $155,583,892
                                    =====      ============

------------
* Aggregate cost for Federal tax purposes is $144,746,042.
+ Non-income producing security.

At June 30, 2002 the country diversification of the Munder Large-Cap Value Fund was as follows:

                                       % OF
                                    NET ASSETS          VALUE
                                    -------------------------
COMMON STOCKS:
United States....................      90.0%     $140,021,470
Cayman Islands...................       3.0         4,730,264
Canada...........................       1.4         2,134,350
Bermuda..........................       1.3         2,043,600
Panama...........................       1.2         1,827,540
                                      -----      ------------
TOTAL COMMON STOCKS..............      96.9       150,757,224
PREFERRED STOCK:
United States....................       0.4           707,613
REPURCHASE AGREEMENT.............       3.3         5,088,000
                                      -----      ------------
TOTAL INVESTMENTS................     100.6       156,552,837
OTHER ASSETS AND LIABILITIES
  (NET)..........................      (0.6)         (968,945)
                                      -----      ------------
NET ASSETS.......................     100.0%     $155,583,892
                                      =====      ============

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 95.1%
    AIR FREIGHT & LOGISTICS -- 0.2%
       1,087    Dynamex Inc.+                    $      2,446
      80,000    Velocity Express Corporation          244,000
                                                 ------------
                                                      246,446
                                                 ------------
    AUTOMOBILES -- 0.8%
      80,000    Coachmen Industries, Inc.           1,160,000
                                                 ------------
    AUTO COMPONENTS -- 2.5%
     250,000    Spartan Motors, Inc.                3,830,000
                                                 ------------
    BANKS -- 5.0%
      30,000    Bank of the Ozarks, Inc.              670,200
      50,000    Boston Private Financial
                  Holdings, Inc.                    1,237,000
      78,000    Macatawa Bank Corporation           1,695,798
      76,600    Mercantile Bank Corporation         1,551,150
      37,000    Prosperity Bancshares, Inc.           684,500
      50,000    Wintrust Financial Corporation      1,728,500
                                                 ------------
                                                    7,567,148
                                                 ------------
    BIOTECHNOLOGY -- 2.6%
     487,250    Organogenesis, Inc.+                   97,450
     113,100    Serologicals Corporation+           2,068,599
      40,000    BioReliance Corporation+              992,000
      63,100    Neogen Corporation+                   858,406
                                                 ------------
                                                    4,016,455
                                                 ------------
    BUILDING PRODUCTS -- 1.5%
      75,000    Trex Company, Inc.                  2,355,000
                                                 ------------
    COMMERCIAL SERVICES & SUPPLIES -- 3.1%
     115,000    MCSi, Inc.+                         1,304,100
     190,000    Metron Technology NV+               1,628,300
      65,000    Right Management Consultants,
                  Inc.+                             1,709,435
                                                 ------------
                                                    4,641,835
                                                 ------------
    COMMUNICATIONS EQUIPMENT -- 1.6%
     175,000    SpectraLink Corporation+            1,862,000
     400,000    Stratos Lightwave, Inc.+              640,000
                                                 ------------
                                                    2,502,000
                                                 ------------
    COMPUTERS & PERIPHERALS -- 1.7%
      10,000    Drexler Technology Corporation+       216,000
      37,000    Qualstar Corporation+                 227,550
      75,000    SBS Technologies, Inc.+               918,675
     165,000    Synaptics, Inc.+                    1,244,100
                                                 ------------
                                                    2,606,325
                                                 ------------
    CONSTRUCTION & ENGINEERING -- 2.3%
     100,000    Michael Baker Corporation+          1,500,000
     130,000    The Keith Companies, Inc.+          1,978,600
                                                 ------------
                                                    3,478,600
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    DISTRIBUTORS -- 0.8%
      70,000    Advanced Marketing Services,
                  Inc.                           $  1,281,000
                                                 ------------
    DIVERSIFIED FINANCIALS -- 4.9%
     155,300    American Home Mortgage
                  Holdings, Inc.                    1,939,697
      51,300    Federal Agricultural Mortgage
                  Corporation+                      1,369,710
     120,000    New Century Financial
                  Corporation                       4,196,400
                                                 ------------
                                                    7,505,807
                                                 ------------
    ELECTRICAL EQUIPMENT -- 1.9%
     255,700    Active Power, Inc.+                   923,077
     524,200    Capstone Turbine Corporation+         870,172
     217,000    Manufacturers' Services Ltd.+       1,048,110
                                                 ------------
                                                    2,841,359
                                                 ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 6.7%
     130,000    ClearOne Communications, Inc.+      1,914,900
     152,500    Craftmade International, Inc.       2,318,000
      88,900    OSI Systems, Inc.+                  1,762,887
      60,000    Planar Systems, Inc.+               1,155,000
      75,000    Powell Industries, Inc.+            1,818,750
     120,000    TESSCO Technologies, Inc.+          1,176,000
                                                 ------------
                                                   10,145,537
                                                 ------------
    ENERGY EQUIPMENT & SERVICES -- 3.6%
      96,200    Enerflex Systems Ltd.               1,013,498
     174,800    NATCO Group, Inc., Class A+         1,520,760
     164,000    Pason Systems, Inc.                 1,414,631
      88,800    Willbros Group, Inc.+               1,509,600
                                                 ------------
                                                    5,458,489
                                                 ------------
    FOOD PRODUCTS -- 0.9%
      80,000    Horizon Organic Holding
                  Corporation+                      1,409,600
                                                 ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 8.0%
     199,500    LifePoint, Inc.+                      574,560
      75,000    Meridian Medical Technologies,
                  Inc.+                             2,707,500
     100,000    Merit Medical Systems, Inc.+        2,063,000
     377,300    OrthoLogic Corporation+             2,086,469
     280,000    Quidel Corporation+                 1,929,200
     200,000    STAAR Surgical Company+               824,000
      60,000    Zoll Medical Corporation+           1,951,800
                                                 ------------
                                                   12,136,529
                                                 ------------
    HEALTH CARE PROVIDERS & SERVICES -- 14.1%
     309,500    Air Methods Corporation+            2,791,690
     169,500    Bio-Reference Laboratories,
                  Inc.+                             1,608,555
      75,000    Cantel Medical Corporation+         1,380,000
     150,000    Curative Health Services, Inc.+     2,517,000
     100,000    Horizon Health Corporation+         1,970,000
      60,000    Lifeline Systems, Inc.+             1,580,400

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
      92,505    National Home Health Care
                  Corporation+                   $  1,123,936
      50,000    Odyssey Healthcare, Inc.            1,812,500
     151,100    Omnicell, Inc.+                     1,056,189
     137,500    Option Care, Inc.+                  1,889,250
     120,000    Radiologix, Inc.+                   1,830,000
      90,000    U.S. Physical Therapy, Inc.+        1,827,900
                                                 ------------
                                                   21,387,420
                                                 ------------
    HOTELS, RESTAURANTS & LEISURE -- 1.3%
      85,000    Champps Entertainment, Inc.+        1,037,850
      50,000    Shuffle Master, Inc.+                 918,500
                                                 ------------
                                                    1,956,350
                                                 ------------
    HOUSEHOLD DURABLES -- 1.0%
      75,000    Dominion Homes, Inc.+               1,517,250
                                                 ------------
    INSURANCE -- 1.7%
     210,000    Meadowbrook Insurance Group,
                  Inc.+                               690,900
     100,000    Scottish Annuity & Life
                  Holdings Ltd.                     1,908,000
                                                 ------------
                                                    2,598,900
                                                 ------------
    INTERNET SOFTWARE & SERVICES -- 0.5%
      50,000    Micro General Corporation             834,500
                                                 ------------
    IT CONSULTING & SERVICES -- 2.2%
     225,000    Computer Task Group, Inc.+          1,118,250
      46,700    ManTech International
                  Corporation, Class A+             1,120,333
     180,000    Superior Consultant Holdings
                  Corporation+                      1,035,000
                                                 ------------
                                                    3,273,583
                                                 ------------
    MACHINERY -- 1.6%
      40,000    Actuant Corporation, Class A+       1,650,000
     100,000    Ceradyne, Inc.+                       749,000
                                                 ------------
                                                    2,399,000
                                                 ------------
    MEDIA -- 2.3%
     125,000    Cross Media Marketing
                  Corporation+                      1,175,000
     102,500    Saga Communications, Inc.,
                  Class A+                          2,306,250
                                                 ------------
                                                    3,481,250
                                                 ------------
    OIL & GAS -- 0.7%
     188,800    ATP Oil & Gas Corporation+            572,064
     115,900    Brigham Exploration Company+          492,575
                                                 ------------
                                                    1,064,639
                                                 ------------
    PHARMACEUTICALS -- 0.5%
     150,000    PacificHealth Laboratories,
                  Inc.+                               706,500
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    REAL ESTATE -- 2.7%
      40,000    Anworth Mortgage Asset
                  Corporation                    $    559,600
      60,000    Corporate Office Properties
                  Trust                               875,400
      68,400    Correctional Properties Trust       1,504,800
      66,000    One Liberty Properties, Inc.          983,400
      29,500    Orleans Homebuilders, Inc.+           252,225
                                                 ------------
                                                    4,175,425
                                                 ------------
    ROAD & RAIL -- 2.7%
     120,000    Genesee & Wyoming, Inc., Class
                  A+                                2,707,200
      68,300    Mullen Transportation, Inc.         1,439,126
                                                 ------------
                                                    4,146,326
                                                 ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.6%
     128,000    Diodes, Inc.+                       1,091,840
     170,000    TTM Technologies, Inc.+               890,800
      90,000    Virage Logic Corporation+           1,171,800
     300,000    White Electronic Designs
                  Corporation+                      2,256,000
                                                 ------------
                                                    5,410,440
                                                 ------------
    SOFTWARE -- 7.8%
     125,000    Ansoft Corporation+                   735,000
     243,500    Caminus Corporation+                1,419,605
      83,200    Catapult Communications
                  Corporation+                      1,819,667
      40,000    Dynamics Research Corporation+        967,200
     115,000    MapInfo Corporation+                1,046,500
     159,300    Moldflow Corporation+               1,255,284
     130,000    Precis, Inc.+                       1,176,500
      75,000    Precise Software Solutions
                  Ltd.+                               716,250
     215,000    QuadraMed Corporation+              1,502,850
      80,000    TTI Team Telecom International
                  Ltd.+                             1,280,800
                                                 ------------
                                                   11,919,656
                                                 ------------
    SPECIALTY RETAIL -- 3.4%
      61,600    Hibbett Sporting Goods, Inc.+       1,564,640
      30,000    Lithia Motors, Inc.+                  807,600
      29,700    Mothers Work, Inc.+                 1,167,210
      56,200    Party City Corporation+               916,060
      30,200    Ultimate Electronics, Inc.+           782,482
                                                 ------------
                                                    5,237,992
                                                 ------------
    TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
      90,000    Quaker Fabric Corporation+          1,394,910
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $129,969,053)                             144,686,271
                                                 ------------

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
RIGHTS/WARRANTS -- 0.0%
  (Cost $0)
    CONTAINERS & PACKAGING -- 0.0%
       2,807    American Bank Note
                  Holographics, Inc.+            $          0
                                                 ------------
PRINCIPAL
AMOUNT
------------
REPURCHASE AGREEMENT -- 4.0%
  (Cost $6,085,000)
$  6,085,000    Agreement with State Street
                  Bank and Trust Company
                  1.850% dated 06/28/2002, to
                  be repurchased at $6,085,938
                  on 07/01/2002, collateralized
                  by $5,445,000 U.S. Treasury
                  Note,
                  6.500% maturing 02/15/10
                  (value $6,207,300)                6,085,000
                                                 ------------

OTHER INVESTMENTS**
  (Cost $26,650,119)                 17.5%     $ 26,650,119
                                    -----      ------------
TOTAL INVESTMENTS
  (Cost $162,704,172*)              116.6%      177,421,390
OTHER ASSETS AND LIABILITIES (Net)  (16.6)      (25,271,926)
                                    -----      ------------
NET ASSETS                          100.0%     $152,149,464
                                    =====      ============

OPEN OPTION CONTRACTS WRITTEN

NAME OF                  NUMBER OF    EXERCISE    EXPIRATION
ISSUER                   CONTRACTS     PRICE         DATE        VALUE
------------------------------------------------------------------------
New Century Financial
  Corporation Call
  Options                   500         $40        11/16/02     $180,000

------------
 * Aggregate cost for Federal tax purposes is $162,930,978.
** As of June 30, 2002, the market value of the securities on loan is $25,026,756. Collateral received for securities loaned of $26,650,119 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

At June 30, 2002 the country diversification of the Munder Micro-Cap Equity Fund was as follows:

                                       % OF
                                    NET ASSETS          VALUE
                                    -------------------------
COMMON STOCKS:
United States....................      88.9%     $135,285,666
Canada...........................       2.5         3,867,255
Israel...........................       1.3         1,997,050
Cayman Islands...................       1.3         1,908,000
Netherlands......................       1.1         1,628,300
                                      -----      ------------
TOTAL COMMON STOCKS..............      95.1       144,686,271
RIGHTS/WARRANTS..................       0.0                 0
REPURCHASE AGREEMENT.............       4.0         6,085,000
OTHER INVESTMENTS................      17.5        26,650,119
                                      -----      ------------
TOTAL INVESTMENTS................     116.6       177,421,390
OTHER ASSETS AND LIABILITIES
  (Net)..........................     (16.6)      (25,271,926)
                                      -----      ------------
NET ASSETS.......................     100.0%     $152,149,464
                                      =====      ============

                       See Notes to Financial Statements.

Munder MidCap Select Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                   VALUE
--------------------------------------------------------------
COMMON STOCKS -- 97.1%
    AEROSPACE & DEFENSE -- 4.6%
  20,000     L-3 Communications Holding, Inc.+     $ 1,080,000
  11,750     Precision Castparts Corporation           387,750
                                                   -----------
                                                     1,467,750
                                                   -----------
    AUTO COMPONENTS -- 1.6%
  17,400     American Axle & Manufacturing
               Holdings, Inc.+                         517,476
                                                   -----------
    BANKS -- 7.5%
   9,500     Commerce Bancorp, Inc.                    419,900
   5,800     Golden West Financial Corporation         398,924
  15,600     GreenPoint Financial Corporation          765,960
  14,200     Investors Financial Services
               Corporation                             476,268
   6,400     Zions Bancorporation                      333,440
                                                   -----------
                                                     2,394,492
                                                   -----------
    BEVERAGES -- 1.6%
  16,400     Constellation Brands, Inc., Class A+      524,800
                                                   -----------
    BIOTECHNOLOGY -- 1.2%
   9,950     Enzon, Inc.+                              249,944
  10,150     Millennium Pharmaceuticals, Inc.+         123,323
                                                   -----------
                                                       373,267
                                                   -----------
    CHEMICALS -- 1.5%
   7,850     OM Group, Inc.                            486,700
                                                   -----------
    COMMERCIAL SERVICES & SUPPLIES -- 3.1%
  25,325     Apollo Group, Inc.+                       998,311
                                                   -----------
    COMMUNICATIONS EQUIPMENT -- 0.7%
  18,100     ADC Telecommunications, Inc.+              41,449
  15,900     Polycom, Inc.+                            190,641
                                                   -----------
                                                       232,090
                                                   -----------
    CONSTRUCTION & ENGINEERING -- 2.2%
  20,600     Jacobs Engineering Group, Inc.+           716,468
                                                   -----------
    DIVERSIFIED FINANCIALS -- 6.5%
   4,800     Affiliated Managers Group, Inc.+          295,200
  13,900     Ambac Financial Group, Inc.               934,080
  17,800     Countrywide Credit Industries, Inc.       858,850
                                                   -----------
                                                     2,088,130
                                                   -----------
    ELECTRIC UTILITIES -- 2.6%
  12,400     Allegheny Energy, Inc.                    319,300
  18,800     DPL, Inc.                                 497,260
                                                   -----------
                                                       816,560
                                                   -----------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.6%
  18,700     Waters Corporation+                       499,290
                                                   -----------

SHARES                                                   VALUE
--------------------------------------------------------------
    ENERGY EQUIPMENT & SERVICES -- 3.7%
  19,900     Patterson-UTI Energy, Inc.+           $   561,777
  17,400     Precision Drilling Corporation+           604,476
                                                   -----------
                                                     1,166,253
                                                   -----------
    FOOD & DRUG RETAILING -- 1.5%
   9,800     Whole Foods Market, Inc.+                 472,556
                                                   -----------
    FOOD PRODUCTS -- 2.2%
  27,800     McCormick & Company, Inc.                 715,850
                                                   -----------
    GAS UTILITIES -- 1.6%
  13,400     Kinder Morgan, Inc.                       509,468
                                                   -----------
    HEALTH CARE PROVIDERS & SERVICES -- 10.5%
  15,900     Express Scripts, Inc.+                    796,749
  18,900     Health Management Associates, Inc.+       380,835
  26,000     Lincare Holdings, Inc.+                   839,800
  10,900     Patterson Dental Company+                 548,597
   9,000     Quest Diagnostics, Inc.+                  774,450
                                                   -----------
                                                     3,340,431
                                                   -----------
    HOTELS, RESTAURANTS & LEISURE -- 4.6%
  14,675     Brinker International, Inc.+              465,931
  13,600     Darden Restaurants, Inc.                  335,920
   6,150     International Game Technology+            348,705
  18,400     Penn National Gaming, Inc.+               333,960
                                                   -----------
                                                     1,484,516
                                                   -----------
    HOUSEHOLD DURABLES -- 5.3%
   9,400     Centex Corporation                        543,226
   9,150     Lennar Corporation                        559,980
   9,400     Mohawk Industries, Inc.+                  578,382
                                                   -----------
                                                     1,681,588
                                                   -----------
    INSURANCE -- 5.1%
  10,350     ACE Ltd.                                  327,060
   6,350     Everest Re Group, Ltd.                    355,282
  19,100     Radian Group, Inc.                        933,035
                                                   -----------
                                                     1,615,377
                                                   -----------
    IT CONSULTING & SERVICES -- 2.4%
  16,300     Affiliated Computer Services, Inc.,
               Class A+                                773,924
                                                   -----------
    MEDIA -- 0.6%
  15,550     Macrovision Corporation+                  203,861
                                                   -----------
    OIL & GAS -- 4.3%
  10,235     Apache Corporation                        588,308
  21,100     Pioneer Natural Resources Company+        549,655
   8,600     Premcor, Inc.+                            221,192
                                                   -----------
                                                     1,359,155
                                                   -----------
    PERSONAL PRODUCTS -- 1.2%
   7,800     Alberto-Culver Company, Class B           372,840
                                                   -----------

                       See Notes to Financial Statements.

Munder MidCap Select Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                   VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    PHARMACEUTICALS -- 3.0%
   5,400     Barr Laboratories, Inc.+              $   343,062
   8,000     Biovail Corporation+                      231,680
  16,612     King Pharmaceuticals, Inc.+               369,617
                                                   -----------
                                                       944,359
                                                   -----------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.4%
  11,200     Cree, Inc.+                               148,176
   9,600     Marvell Technology Group Ltd.+            190,944
  17,150     Microchip Technology, Inc.+               470,424
  12,450     Zoran Corporation+                        285,230
                                                   -----------
                                                     1,094,774
                                                   -----------
    SOFTWARE -- 6.5%
  18,150     Cadence Design Systems, Inc.+             292,578
   7,400     Electronic Arts, Inc.+                    488,770
  33,100     Inet Technologies, Inc.+                  223,425
  17,150     Intuit, Inc.+                             852,698
   9,300     Mercury Interactive Corporation+          213,528
                                                   -----------
                                                     2,070,999
                                                   -----------
    SPECIALTY RETAIL -- 5.5%
  16,200     Regis Corporation                         437,708
  12,000     Rent-A-Center, Inc.+                      696,120
  19,800     Williams-Sonoma, Inc.+                    607,068
                                                   -----------
                                                     1,740,896
                                                   -----------
    TOBACCO -- 1.0%
   5,700     R.J. Reynolds Tobacco Holdings, Inc.      306,375
                                                   -----------
TOTAL COMMON STOCKS
  (Cost $27,443,177)                                30,968,556
                                                   -----------

PRINCIPAL
AMOUNT
---------
REPURCHASE AGREEMENT -- 2.5%
  (Cost $800,000)
$800,000     Agreement with State Street Bank and
               Trust Company,
               1.850% dated 06/28/2002, to be
               repurchased at $800,123 on
               07/01/2002 collateralized by
               $785,000 U.S. Treasury Note,
               5.125% maturing 12/31/2002
               (value $818,363)                        800,000
                                                   -----------

                                                      VALUE
-----------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $28,243,177*)                 99.6%      31,768,556
OTHER ASSETS AND LIABILITIES (NET)     0.4          116,952
                                     -----      -----------
NET ASSETS                           100.0%     $31,885,508
                                     =====      ===========

------------
* Aggregate cost for Federal tax purposes is $28,257,089.
+ Non-income producing security.

At June 30, 2002 the country diversification of the Munder MidCap Select Fund was as follows:

                                        % OF
                                     NET ASSETS         VALUE
                                     ------------------------
COMMON STOCKS:
United States.....................      91.8%     $29,259,114
Canada............................       2.6          836,156
Bermuda...........................       1.7          546,226
Cayman Islands....................       1.0          327,060
                                       -----      -----------
TOTAL COMMON STOCKS...............      97.1       30,968,556
REPURCHASE AGREEMENT..............       2.5          800,000
                                       -----      -----------
TOTAL INVESTMENTS.................      99.6       31,768,556
OTHER ASSETS AND LIABILITIES
  (Net)...........................       0.4          116,952
                                       -----      -----------
NET ASSETS........................     100.0%     $31,885,508
                                       =====      ===========

                       See Notes to Financial Statements.

Munder Multi-Season Growth Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 96.8%
    AEROSPACE & DEFENSE -- 1.8%
    42,400    General Dynamics Corporation       $  4,509,240
                                                 ------------
    BANKS -- 3.8%
    16,300    BB&T Corporation                        629,180
    81,600    Mellon Financial Corporation          2,564,688
    19,700    North Fork Bancorporation, Inc.         784,257
    13,000    TCF Financial Corporation               638,300
    42,400    Washington Mutual, Inc.               1,573,464
    68,600    Wells Fargo & Company                 3,434,116
                                                 ------------
                                                    9,624,005
                                                 ------------
    BEVERAGES -- 6.1%
   164,800    Anheuser-Busch Companies, Inc.        8,240,000
    58,800    Pepsi Bottling Group, Inc.            1,811,040
   107,700    PepsiCo, Inc.                         5,191,140
                                                 ------------
                                                   15,242,180
                                                 ------------
    BIOTECHNOLOGY -- 1.0%
    58,800    Amgen, Inc.+                          2,462,544
                                                 ------------
    CHEMICALS -- 0.8%
    39,100    Sigma-Aldrich Corporation             1,960,865
                                                 ------------
    COMMERCIAL SERVICES & SUPPLIES -- 3.0%
    94,600    Automatic Data Processing, Inc.       4,119,830
   110,900    Concord EFS, Inc.+                    3,342,526
                                                 ------------
                                                    7,462,356
                                                 ------------
    COMMUNICATION EQUIPMENT -- 1.2%
   218,700    Cisco Systems, Inc.+                  3,050,865
                                                 ------------
    COMPUTERS & PERIPHERALS -- 2.4%
    84,900    International Business Machines
                Corporation                         6,112,800
                                                 ------------
    DIVERSIFIED FINANCIALS -- 7.8%
    65,300    Capital One Financial Corporation     3,986,565
   190,218    Citigroup, Inc.                       7,370,947
    97,900    Freddie Mac                           5,991,480
    45,600    Household International, Inc.         2,266,320
                                                 ------------
                                                   19,615,312
                                                 ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.8%
   166,500    SBC Communications                    5,078,250
   110,900    Verizon Communications, Inc.          4,452,635
                                                 ------------
                                                    9,530,885
                                                 ------------
    ENERGY EQUIPMENT & SERVICES -- 1.2%
    91,400    BJ Services Company+                  3,096,632
                                                 ------------
    FOOD & DRUG RETAILING -- 4.7%
   150,100    Safeway, Inc.+                        4,381,419
   267,600    SYSCO Corporation                     7,284,072
                                                 ------------
                                                   11,665,491
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 3.1%
   101,200    Baxter International, Inc.         $  4,498,340
   117,500    Biomet, Inc.                          3,186,600
                                                 ------------
                                                    7,684,940
                                                 ------------
    HEALTH CARE PROVIDERS & SERVICES -- 3.8%
    97,900    Cardinal Health, Inc.                 6,012,039
    26,200    Tenet Healthcare Corporation+         1,874,610
    32,600    Universal Health Services, Inc.+      1,597,400
                                                 ------------
                                                    9,484,049
                                                 ------------
    HOTELS, RESTAURANTS & LEISURE -- 5.1%
    95,000    Brinker International, Inc.+          3,016,250
   191,000    Darden Restaurants, Inc.              4,717,700
   127,300    Wendy's International, Inc.           5,070,359
                                                 ------------
                                                   12,804,309
                                                 ------------
    INDUSTRIAL CONGLOMERATES -- 3.3%
   287,300    General Electric Company              8,346,065
                                                 ------------
    INSURANCE -- 8.0%
   139,921    American International Group,
                Inc.                                9,546,810
    64,500    Marsh & McLennan Companies, Inc.      6,230,700
    62,000    MGIC Investment Corporation           4,203,600
                                                 ------------
                                                   19,981,110
                                                 ------------
    IT CONSULTING & SERVICES -- 2.3%
    68,600    Affiliated Computer Services,
                Inc., Class A+                      3,257,128
    68,600    Electronic Data Systems
                Corporation                         2,548,490
                                                 ------------
                                                    5,805,618
                                                 ------------
    MEDIA -- 1.2%
    67,700    Omnicom, Inc.                         3,100,660
                                                 ------------
    MULTILINE RETAIL -- 5.3%
   124,100    Family Dollar Stores, Inc.            4,374,525
    29,300    Kohl's Corporation+                   2,053,344
   124,100    Wal-Mart Stores, Inc.                 6,826,741
                                                 ------------
                                                   13,254,610
                                                 ------------
    OIL & GAS -- 7.4%
    45,600    Devon Energy Corporation              2,247,168
   195,800    Exxon Mobil Corporation               8,012,136
    50,900    Phillips Petroleum Company            2,996,992
    97,900    Royal Dutch Petroleum Company,
                NYR                                 5,410,933
                                                 ------------
                                                   18,667,229
                                                 ------------
    PHARMACEUTICALS -- 7.9%
   163,200    Johnson & Johnson                     8,528,832
    52,300    King Pharmaceuticals, Inc.+           1,163,675
   182,800    Pfizer, Inc.                          6,398,000
    75,100    Wyeth                                 3,845,120
                                                 ------------
                                                   19,935,627
                                                 ------------

                       See Notes to Financial Statements.

Munder Multi-Season Growth Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.4%
   218,700    Intel Corporation                  $  3,995,649
    55,500    Maxim Integrated Products, Inc.+      2,127,315
                                                 ------------
                                                    6,122,964
                                                 ------------
    SOFTWARE -- 4.6%
    72,000    Advent Software, Inc.+                1,850,400
   176,200    Microsoft Corporation+                9,638,140
                                                 ------------
                                                   11,488,540
                                                 ------------
    SPECIALTY RETAIL -- 3.8%
    29,300    Bed Bath & Beyond, Inc.+              1,105,782
    99,600    Home Depot, Inc.                      3,658,308
   104,400    Lowes Companies, Inc.                 4,739,760
                                                 ------------
                                                    9,503,850
                                                 ------------
    TOBACCO -- 1.0%
    55,500    Philip Morris Companies, Inc.         2,424,240
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $219,642,179)                             242,936,986
                                                 ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 2.0%
  (Cost $5,051,000)
$5,051,000    Agreement with State Street Bank
                and Trust Company,
                1.850% dated 06/28/2002, to be
                repurchased at $5,051,779, on
                07/01/2002, collateralized by
                $4,660,000 U.S. Treasury Note,
                6.000% maturing 08/15/2009
                (value $5,155,125)                  5,051,000
                                                 ------------

                                                      VALUE
-----------------------------------------------------------
OTHER INVESTMENTS**
  (Cost $1,969,000)                   0.8%     $  1,969,000
                                    -----      ------------
TOTAL INVESTMENTS
  (Cost $226,662,179*)               99.6%      249,956,986
OTHER ASSETS AND LIABILITIES (Net)    0.4         1,026,961
                                    -----      ------------
NET ASSETS                          100.0%     $250,983,947
                                    =====      ============

------------
 * Aggregate cost for Federal tax purposes is $226,738,290.
** As of June 30, 2002 the market value of the securities on loan is $1,850,400.
   Collateral received for securities loaned of $1,969,000 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

ABBREVIATION:
NYR -- New York Registered Shares

                       See Notes to Financial Statements.

Munder Power Plus Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 100.4%
    AUTO COMPONENTS -- 2.5%
  202,200    IMPCO Technologies, Inc.+           $  2,648,820
                                                 ------------
    COMMERCIAL SERVICES & SUPPLIES -- 0.6%
   39,700    Headwaters, Inc.+                        625,275
                                                 ------------
    CONSTRUCTION & ENGINEERING -- 1.1%
  116,100    Quanta Services, Inc.+                 1,145,907
                                                 ------------
    ELECTRICAL EQUIPMENT -- 15.1%
  161,900    ABB Ltd., ADR+                         1,457,100
  710,100    Active Power, Inc.+                    2,563,461
   88,250    AstroPower, Inc.+                      1,733,230
1,285,600    Capstone Turbine Corporation+          2,134,096
   22,600    Energy Conversion Devices, Inc.+         354,594
  206,400    Evergreen Solar, Inc.+                   295,152
  231,400    FuelCell Energy, Inc.+                 2,381,106
  103,800    Hydrogenics Corporation+                 362,262
   56,600    NEG Micon AS+                          1,727,683
  326,300    Peco II, Inc.+                         1,093,105
  156,291    Proton Energy Systems, Inc.+             501,694
  387,500    UQM Technologies, Inc.+                1,410,500
                                                 ------------
                                                   16,013,983
                                                 ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.3%
   67,088    Intermagnetics General Corporation     1,355,178
   71,200    Itron, Inc.+                           1,867,576
  230,600    Mechanical Technology, Inc.+             249,048
                                                 ------------
                                                    3,471,802
                                                 ------------
    ENERGY EQUIPMENT & SERVICES -- 40.4%
   36,350    Baker Hughes, Inc.                     1,210,091
   38,100    BJ Services Company+                   1,290,828
   25,500    Cooper Cameron Corporation+            1,234,710
   25,600    Dril-Quip, Inc.+                         638,720
   70,300    Enerflex Systems Ltd.                    740,633
   35,650    ENSCO International, Inc.                971,819
  143,700    Ensign Resource Group, Inc             1,562,183
   79,900    Flint Energy Services Ltd.+            1,433,644
   35,600    FMC Technologies, Inc.+                  739,056
   33,100    GlobalSantaFe Corporation                905,285
  222,500    Grey Wolf, Inc.+                         910,025
  220,500    Hanover Compressor Company+            2,976,750
  146,200    Key Energy Group, Inc.+                1,535,100
   59,450    Lone Star Technologies, Inc.+          1,361,405
   32,523    Nabors Industries Ltd.+                1,148,062
  182,400    NATCO Group, Inc., Class A+            1,586,880
   38,950    Noble Corporation+                     1,503,470
   48,200    Offshore Logistics, Inc.+              1,151,498
  112,300    Oil States International, Inc.+        1,336,370
  184,800    Pason Systems, Inc.+                   1,594,048
   51,500    Patterson-UTI Energy, Inc.+            1,453,845
   88,200    Pride International, Inc.+             1,381,212
   57,700    Rowan Companies, Inc.+                 1,237,665

SHARES                                                  VALUE
-------------------------------------------------------------
    ENERGY EQUIPMENT & SERVICES (CONTINUED)
1,281,000    Savannah Energy Services
               Corporation **,+,++               $  2,447,153
  262,800    Stolt Offshore SA, ADR+                1,629,360
   44,300    Technip-Coflexip SA, ADR               1,173,950
   33,700    Tidewater, Inc.                        1,109,404
   45,200    Transocean Sedco Forex, Inc.           1,407,980
   99,000    Trican Well Service Ltd.+              1,173,372
   89,000    Unit Corporation+                      1,544,150
   89,000    Veritas DGC, Inc.+                     1,121,400
   79,800    Willbros Group, Inc.+                  1,356,600
                                                 ------------
                                                   42,866,668
                                                 ------------
    GAS UTILITIES -- 1.7%
   88,600    El Paso Corporation                    1,826,046
                                                 ------------
    MULTI-UTILITIES & UNREGULATED POWER -- 8.9%
  262,700    AES Corporation+                       1,423,834
  272,100    Calpine Corporation+                   1,912,863
   65,300    Duke Energy Corporation                2,030,830
  241,900    Dynegy, Inc., Class A                  1,741,680
  215,300    Mirant Corporation+                    1,571,690
  127,600    Williams Companies, Inc.                 764,324
                                                 ------------
                                                    9,445,221
                                                 ------------
    OIL & GAS -- 25.2%
   13,000    Amerada Hess Corporation               1,072,500
   24,170    Apache Corporation                     1,389,292
  376,900    ATP Oil & Gas Corporation+             1,142,007
   60,900    Bonavista Petroleum Ltd.+              1,203,003
   74,006    Brigham Exploration Company+             314,525
   25,700    Burlington Resources, Inc.               976,600
   26,400    Cabot Oil & Gas Corporation, Class
               A                                      603,240
   31,770    Canadian Natural Resources Ltd.        1,088,122
   27,750    Devon Energy Corporation               1,367,520
   33,500    EOG Resources, Inc.                    1,329,950
   38,100    Equitable Resources, Inc.              1,306,830
   35,900    Marathon Oil Corporation                 973,608
   44,800    Newfield Exploration Company+          1,665,216
   28,300    Noble Energy, Inc.                     1,020,215
   75,100    Ocean Energy, Inc.                     1,627,417
   82,100    PetroQuest Energy, Inc.+                 457,297
  227,300    PEYTO Exploration & Development
               Corporation+                         1,032,706
   52,550    Pioneer Natural Resources Company+     1,368,927
  135,100    Sasol Ltd., ADR+                       1,405,175
   74,400    Suncor Energy, Inc.                    1,328,784
   33,100    Tom Brown, Inc.+                         938,385
   25,900    Unocal Corporation                       956,746
   20,900    Valero Energy Corporation                782,078
   67,300    XTO Energy, Inc.                       1,386,380
                                                 ------------
                                                   26,736,523
                                                 ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.3%
   12,500    International Rectifier
               Corporation+                           364,375
                                                 ------------

                       See Notes to Financial Statements.

Munder Power Plus Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    SOFTWARE -- 1.3%
  238,800    Caminus Corporation+                $  1,392,204
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $136,386,133)                             106,536,824
                                                 ------------
RIGHTS/WARRANTS -- 0.0%#
  (Cost $0)
    ELECTRICAL EQUIPMENT -- 0.0%#
   19,300    UQM Technologies, Inc.                     5,983
                                                 ------------

TOTAL INVESTMENTS
  (Cost $136,386,133*)              100.4%      106,542,807
OTHER ASSETS AND LIABILITIES (NET)   (0.4)         (429,468)
                                    -----      ------------
NET ASSETS                          100.0%     $106,113,339
                                    =====      ============

------------
 * Aggregate cost for Federal tax purposes is $142,026,745.
** Restricted security, that is subject to restrictions on resale under federal securities laws. This security may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2002, this security represents 2.31% of net assets.

   SECURITY                 ACQUISITION DATE    ACQUISITION COST
   -------------------------------------------------------------
   Savannah Energy
     Services
     Corporation                5/30/01            $2,500,128

 + Non-income producing security.
++ Affiliated security.
 # Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depositary Receipt

At June 30, 2002 the country diversification of the Munder Power Plus Fund was as follows:

                                       % OF
                                    NET ASSETS          VALUE
                                    -------------------------
COMMON STOCKS:
United States....................      77.9%     $ 82,660,002
Canada...........................      10.9        11,518,757
Cayman Islands...................       3.6         3,816,735
Denmark..........................       1.6         1,727,683
United Kingdom...................       1.5         1,629,360
Switzerland......................       1.4         1,457,100
South Africa.....................       1.3         1,405,175
France...........................       1.1         1,173,950
Bermuda..........................       1.1         1,148,062
                                      -----      ------------
TOTAL COMMON STOCKS..............     100.4       106,536,824
RIGHTS/WARRANTS..................       0.0#            5,983
                                      -----      ------------
TOTAL INVESTMENTS................     100.4       106,542,807
OTHER ASSETS AND LIABILITIES
  (Net)..........................      (0.4)         (429,468)
                                      -----      ------------
NET ASSETS.......................     100.0%     $106,113,339
                                      =====      ============

                       See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                   VALUE
--------------------------------------------------------------
COMMON STOCKS -- 99.2%
    APARTMENTS -- 15.0%
  32,875     Apartment Investment & Management
               Company, Class A                    $ 1,617,450
  89,060     Archstone-Smith Trust                   2,377,902
  22,459     Avalon Bay Community, Inc.              1,048,835
  14,500     Camden Property Trust                     536,935
  99,900     Equity Residential                      2,872,125
  12,025     Essex Property Trust, Inc.                657,768
                                                   -----------
                                                     9,111,015
                                                   -----------
    DIVERSIFIED -- 10.6%
   6,250     Cousins Properties, Inc.                  154,750
  35,700     Crescent Real Estate Equities
               Company                                 667,590
  46,900     iStar Financial, Inc.                   1,336,650
  27,800     One Liberty Properties, Inc.              414,220
  28,025     RAIT Investment Trust                     665,033
  54,325     Vornado Realty Trust                    2,509,815
  24,425     Washington Real Estate Investment
               Trust                                   705,883
                                                   -----------
                                                     6,453,941
                                                   -----------
    HEALTHCARE -- 2.2%
  26,400     Health Care REIT, Inc.                    790,680
  43,600     Ventas, Inc.                              555,900
                                                   -----------
                                                     1,346,580
                                                   -----------
    HOTELS -- 5.0%
  23,200     Hospitality Properties Trust              846,800
 125,800     Host Marriott Corporation               1,421,540
  27,800     MeriStar Hospitality Corporation          423,950
  10,500     Starwood Hotels & Resorts Worldwide,
               Inc.                                    345,345
                                                   -----------
                                                     3,037,635
                                                   -----------
    OFFICE AND INDUSTRIAL -- 34.6%
  58,325     AMB Property Corporation                1,808,075
  48,875     Boston Properties, Inc.                 1,952,556
  30,125     CarrAmerica Realty Corporation            929,356
  26,050     CenterPoint Properties Corporation      1,511,160
 180,400     Corporate Office Properties Trust,
               Inc.                                  2,632,036
  45,900     Duke Realty Corporation                 1,328,805
 130,999     Equity Office Properties Trust          3,943,070
  10,425     Kilroy Realty Corporation                 278,869
  11,925     Mission West Properties, Inc.             145,366
  69,100     ProLogis Trust                          1,796,600
  28,100     PS Business Parks, Inc.                   982,095
  44,175     Reckson Associates Realty
               Corporation                           1,099,958
  71,500     SL Green Realty Corporation             2,548,975
                                                   -----------
                                                    20,956,921
                                                   -----------

SHARES                                                   VALUE
--------------------------------------------------------------
    REGIONAL MALLS -- 16.1%
  27,850     CBL & Associates Properties, Inc.     $ 1,127,925
  42,000     General Growth Properties, Inc.         2,142,000
  94,625     Simon Property Group, Inc.              3,485,985
  42,900     The Mills Corp.                         1,329,900
  51,300     The Rouse Company                       1,692,900
                                                   -----------
                                                     9,778,710
                                                   -----------
    SELF STORAGE -- 4.0%
  65,675     Public Storage, Inc.                    2,436,542
                                                   -----------
    SHOPPING CENTERS -- 7.6%
  33,500     Developers Diversified Realty
               Corporation                             753,750
  68,900     Heritage Property Investment Trust      1,840,319
  48,512     Kimco Realty Corporation                1,624,667
  10,500     Weingarten Realty Investors               371,700
                                                   -----------
                                                     4,590,436
                                                   -----------
    SPECIALTY -- 4.1%
 111,500     Correctional Properties Trust           2,453,000
                                                   -----------
TOTAL COMMON STOCKS
  (Cost $47,790,754)                                60,164,780
                                                   -----------
PRINCIPAL
AMOUNT
---------
REPURCHASE AGREEMENT -- 0.9%
  (Cost $548,000)
$548,000     Agreement with State Street Bank and
               Trust Company,
               1.85% dated 06/28/2002, to be
               repurchased at $548,084 on
               07/01/2002, collateralized by
               $565,000 U.S. Treasury Bills,
               1.627% maturing 09/19/2002
               (value $562,881)                        548,000
                                                   -----------

TOTAL INVESTMENTS
  (Cost $48,338,754*)                100.1%      60,712,780
OTHER ASSETS AND LIABILITIES (NET)    (0.1)         (54,039)
                                     -----      -----------
NET ASSETS                           100.0%     $60,658,741
                                     =====      ===========

------------
* Aggregate cost for Federal tax purposes is $48,422,925.

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 99.6%
    AEROSPACE & DEFENSE -- 2.0%
    27,900    Alliant Techsystems, Inc.+         $  1,780,020
    12,000    Triumph Group, Inc.+                    535,200
                                                 ------------
                                                    2,315,220
                                                 ------------
    AUTOMOBILES -- 1.0%
    51,300    Monaco Coach Corporation+             1,092,690
                                                 ------------
    AUTO COMPONENTS -- 4.2%
    70,400    Aftermarket Technology
                Corporation+                        1,351,680
    40,000    American Axle & Manufacturing
                Holdings, Inc.+                     1,189,600
     7,500    BorgWarner, Inc.                        433,200
    54,400    Cooper Tire & Rubber Company          1,117,920
    49,600    Tower Automotive, Inc.+                 691,920
                                                 ------------
                                                    4,784,320
                                                 ------------
    BANKS -- 3.2%
    66,000    Prosperity Bancshares, Inc.           1,221,000
    22,700    UCBH Holdings, Inc.                     862,827
    43,500    Wintrust Financial Corporation        1,503,795
                                                 ------------
                                                    3,587,622
                                                 ------------
    BEVERAGES -- 2.3%
    80,000    Constellation Brands, Inc., Class
                A+                                  2,560,000
                                                 ------------
    BIOTECHNOLOGY -- 0.8%
    48,800    Serologicals Corporation+               892,552
                                                 ------------
    CHEMICALS -- 3.9%
    41,800    Cambrex Corporation                   1,676,180
    23,600    Minerals Technologies, Inc.           1,163,952
    57,300    Spartech Corporation                  1,560,279
                                                 ------------
                                                    4,400,411
                                                 ------------
    COMMERCIAL SERVICES & SUPPLIES -- 2.0%
    40,000    Corinthian Colleges, Inc.+            1,355,600
    65,900    Tetra Tech, Inc.+                       968,730
                                                 ------------
                                                    2,324,330
                                                 ------------
    COMMUNICATIONS EQUIPMENT -- 0.6%
    50,500    REMEC, Inc.+                            283,305
   236,330    Stratos Lightwave, Inc.+                378,128
                                                 ------------
                                                      661,433
                                                 ------------
    COMPUTERS & PERIPHERALS -- 1.0%
   184,450    Qualstar Corporation+                 1,134,368
                                                 ------------
    CONSTRUCTION & ENGINEERING -- 2.0%
    95,500    Baker Michael Corporation+            1,432,500
    84,900    Quanta Services, Inc.+                  837,963
                                                 ------------
                                                    2,270,463
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    CONTAINERS & PACKAGING -- 1.6%
    31,000    AptarGroup, Inc.                   $    953,250
    47,600    Rock-Tenn Company, Class A              873,460
                                                 ------------
                                                    1,826,710
                                                 ------------
    DISTRIBUTORS -- 1.1%
    65,600    Advanced Marketing Services,
                Inc.                                1,200,480
                                                 ------------
    DIVERSIFIED FINANCIALS -- 9.1%
    14,400    Affiliated Managers Group, Inc.+        885,600
    36,400    American Capital Strategies Ltd.        999,908
    75,100    American Home Mortgage Holdings,
                Inc.                                  937,999
    41,900    Financial Federal Corporation+        1,386,890
   102,300    MCG Capital Corporation               1,709,433
   125,600    Metris Companies, Inc.                1,043,736
    97,300    New Century Financial Corporation     3,402,581
                                                 ------------
                                                   10,366,147
                                                 ------------
    ELECTRIC UTILITIES -- 4.6%
    71,600    ALLETE                                1,940,360
    36,600    Black Hills Corporation               1,266,726
    64,600    Cleco Corporation                     1,414,740
    23,500    Conectiv                                606,535
                                                 ------------
                                                    5,228,361
                                                 ------------
    ELECTRICAL EQUIPMENT -- 2.7%
   272,950    Active Power, Inc.+                     985,349
   502,300    Capstone Turbine Corporation+           833,818
   267,700    Manufacturers' Services Ltd.+         1,292,991
                                                 ------------
                                                    3,112,158
                                                 ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.0%
    25,300    Franklin Electric Co., Inc.           1,190,871
                                                 ------------
    ENERGY EQUIPMENT & SERVICES -- 7.5%
    55,200    FMC Technologies, Inc.+               1,145,952
    96,400    Hanover Compressor Company+           1,301,400
    63,900    Key Energy Group, Inc.+                 670,950
    73,800    NATCO Group, Inc., Class A+             642,060
    54,000    Offshore Logistics, Inc.+             1,290,060
    47,550    Oil States International, Inc.+         565,845
   124,500    Pason Systems, Inc+                   1,073,912
   105,200    Stolt Offshore SA, ADR+                 652,240
    69,500    Willbros Group, Inc.+                 1,181,500
                                                 ------------
                                                    8,523,919
                                                 ------------
    FOOD PRODUCTS -- 1.3%
    28,800    American Italian Pasta Company,
                Class A+                            1,468,512
                                                 ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 3.8%
    70,000    Orthofix International N.V.+          2,460,500
    70,950    Polymedica Corporation+               1,812,063
                                                 ------------
                                                    4,272,563
                                                 ------------

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    HEALTH CARE PROVIDERS & SERVICES -- 4.4%
    76,900    AMERIGROUP Corporation+            $  2,097,832
    27,700    MAXIMUS, Inc.+                          878,090
   104,200    Owens & Minor, Inc.                   2,058,992
                                                 ------------
                                                    5,034,914
                                                 ------------
    HOTELS, RESTAURANTS & LEISURE -- 3.9%
    75,400    Penn National Gaming, Inc.+           1,368,510
    38,600    RARE Hospitality International,
                Inc.+                               1,039,112
   103,900    Ruby Tuesday, Inc.                    2,015,660
                                                 ------------
                                                    4,423,282
                                                 ------------
    HOUSEHOLD DURABLES -- 3.5%
    25,500    Centex Corporation                    1,473,645
    38,500    Mathews International
                Corporation, Class A                  898,975
    14,900    Pulte Homes, Inc.                       856,452
    16,200    The Ryland Group, Inc.                  805,950
                                                 ------------
                                                    4,035,022
                                                 ------------
    INSURANCE -- 4.9%
    59,000    Arthur J. Gallagher & Company         2,044,350
    50,000    Radian Group, Inc.                    2,442,500
    30,300    RenaissanceRe Holdings Ltd.           1,108,980
                                                 ------------
                                                    5,595,830
                                                 ------------
    INTERNET & CATALOG RETAIL -- 0.6%
    25,000    School Specialty, Inc.+                 664,000
                                                 ------------
    LEISURE EQUIPMENT & PRODUCTS -- 0.5%
    17,500    Action Performance Companies,
                Inc.+                                 552,162
                                                 ------------
    MACHINERY -- 1.6%
    16,100    Oshkosh Truck Corporation               951,671
    36,600    Regal-Beloit Corporation                889,746
                                                 ------------
                                                    1,841,417
                                                 ------------
    REAL ESTATE -- 14.1%
    97,800    Annaly Mortgage Management, Inc.      1,897,320
    70,600    Anthracite Capital, Inc.                935,450
    50,100    Anworth Mortgage Asset
                Corporation                           700,899
    24,000    CBL & Associates Properties, Inc.       972,000
    16,100    CenterPoint Properties
                Corporation                           933,961
   141,600    Corporate Office Properties Trust     2,065,944
   120,200    Correctional Properties Trust         2,644,400
    57,000    FBR Asset Investment Corporation      1,900,950
    36,000    Heritage Property Investment
                Trust                                 961,560
    86,000    RAIT Investment Trust                 2,040,780
    25,700    SL Green Realty Corporation             916,205
                                                 ------------
                                                   15,969,469
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    ROAD & RAIL -- 2.1%
    81,550    Genesee & Wyoming, Inc., Class A+  $  1,839,768
     5,500    Landstar System, Inc.+                  587,675
                                                 ------------
                                                    2,427,443
                                                 ------------
    SOFTWARE -- 2.2%
   247,500    Caminus Corporation+                  1,442,925
   114,800    Precise Software Solutions Ltd.+      1,096,340
                                                 ------------
                                                    2,539,265
                                                 ------------
    SPECIALTY RETAIL -- 3.4%
    38,900    Hibbett Sporting Goods, Inc.+           988,060
    62,100    Lithia Motors, Inc., Class A+         1,671,732
    42,000    Party City Corporation+                 684,600
    19,200    Sonic Automotive, Inc., Class A+        494,400
                                                 ------------
                                                    3,838,792
                                                 ------------
    TEXTILES, APPAREL & LUXURY GOODS -- 2.7%
    89,650    Quaker Fabric Corporation+            1,389,485
    85,500    Russell Corporation                   1,645,875
                                                 ------------
                                                    3,035,360
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $97,447,359)                              113,170,086
                                                 ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 2.0%
  (Cost $2,254,000)
$2,254,000    Agreement with State Street Bank
                and Trust Company
                1.850% dated 06/28/2002, to be
                repurchased at $2,254,347 on
                07/01/2002, collateralized by
                $2,210,000 U.S. Treasury Note,
                5.125% maturing 12/31/2002
                (value $2,303,925)                  2,254,000
                                                 ------------

OTHER INVESTMENTS**
  (Cost $17,945,284)                 15.8%       17,945,284
                                    -----      ------------
TOTAL INVESTMENTS
  (Cost $117,646,643*)              117.4%      133,369,370
OTHER ASSETS AND LIABILITIES (NET)  (17.4)      (19,780,686)
                                    -----      ------------
NET ASSETS                          100.0%     $113,588,684
                                    =====      ============

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

OPEN OPTION CONTRACTS WRITTEN

                       NUMBER OF   EXERCISE   EXPIRATION
NAME OF ISSUER         CONTRACTS    PRICE        DATE       VALUE
-------------------------------------------------------------------
Alliant Techsystems,
  Inc., Call Options       70      $73.375      8/17/02    $  9,712
Metris Companies, Inc.
  Call Options            500           25     10/19/02       5,000
New Century Financial
  Corporation, Call
  Options                 500           40     11/16/02     180,000
Polymedia Corporation,
  Call Options            200           45      9/21/02       6,500
Polymedia Corporation,
  Call Options            200           40      9/21/02      11,500
                                                           --------
                                                           $212,712
                                                           ========

------------
 * Aggregate cost for Federal tax purposes is $118,193,483.
** As of June 30, 2002, the market value of the securities on loan is $17,497,435. Collateral received for securities loaned of $17,945,284 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

ABBREVIATION:
ADR -- American Depositary Receipt

At June 30, 2002 the country diversification of the Munder Small-Cap Value Fund was as follows:

                                       % OF
                                    NET ASSETS          VALUE
                                    -------------------------
COMMON STOCKS:
United States....................      94.0%     $106,778,114
Netherlands Antilles.............       2.1         2,460,500
Bermuda..........................       1.0         1,108,980
Israel...........................       1.0         1,096,340
Canada...........................       0.9         1,073,912
United Kingdom...................       0.6           652,240
                                      -----      ------------
TOTAL COMMON STOCKS..............      99.6       113,170,086
REPURCHASE AGREEMENT.............       2.0         2,254,000
OTHER INVESTMENTS................      15.8        17,945,284
                                      -----      ------------
TOTAL INVESTMENTS................     117.4       133,369,370
OTHER ASSETS AND LIABILITIES
  (Net)..........................     (17.4)      (19,780,686)
                                      -----      ------------
NET ASSETS.......................     100.0%     $113,588,684
                                      =====      ============

                       See Notes to Financial Statements.

Munder Small Company Growth Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                    VALUE
---------------------------------------------------------------
COMMON STOCKS -- 99.9%
    AEROSPACE & DEFENSE -- 0.5%
 46,600      Aeroflex, Inc.+                       $    323,870
                                                   ------------
    AIR FREIGHT & LOGISTICS -- 1.6%
 30,700      Forward Air Corporation+                 1,006,346
                                                   ------------
    BANKS -- 4.6%
 22,000      Commerce Bancorp, Inc.                     972,400
 32,825      Greater Bay Bancorp                      1,009,697
 23,950      Southwest Bancorporation of Texas,
               Inc.+                                    867,469
                                                   ------------
                                                      2,849,566
                                                   ------------
    BIOTECHNOLOGY -- 4.8%
 27,900      Cell Genesys, Inc.+                        383,904
 29,100      Cell Therapeutics, Inc.+                   158,857
 30,250      Charles River Laboratories
               International, Inc.+                   1,060,262
 19,000      Enzon, Inc.+                               477,280
 46,500      Serologicals Corporation+                  850,485
                                                   ------------
                                                      2,930,788
                                                   ------------
    BUILDING PRODUCTS -- 1.6%
 31,650      Trex Company, Inc.+                        993,810
                                                   ------------
    COMMERCIAL SERVICES & SUPPLIES -- 9.0%
 33,100      Corinthian Colleges, Inc.+               1,121,759
 19,900      Corporate Executive Board Company+         681,575
 18,375      Education Management Corporation+          748,414
 25,575      FactSet Research Systems, Inc.             761,367
 49,750      MCSi, Inc.+                                564,165
 22,800      NDChealth Corporation                      636,120
 39,100      Right Management Consultants, Inc.+      1,028,291
                                                   ------------
                                                      5,541,691
                                                   ------------
    COMMUNICATIONS EQUIPMENT -- 2.8%
 52,900      Anaren Microwave, Inc.+                    457,056
 63,300      Centillium Communications, Inc.+           551,976
 67,400      SpectraLink Corporation+                   717,136
                                                   ------------
                                                      1,726,168
                                                   ------------
    CONTAINERS & PACKAGING -- 0.1%
 59,027      American Bank Note Holographics,
               Inc.+                                     82,048
                                                   ------------
    DIVERSIFIED FINANCIALS -- 3.6%
 24,000      Federal Agricultural Mortgage
               Corporation+                             640,800
 32,825      Financial Federal Corporation+           1,086,508
 12,800      New Century Financial Corporation          447,616
                                                   ------------
                                                      2,174,924
                                                   ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.3%
 27,789      Avnet, Inc.                                611,080
 38,400      OSI Systems, Inc.+                         761,472

SHARES                                                    VALUE
---------------------------------------------------------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
 16,423      ScanSource, Inc.+                     $  1,008,536
 26,925      Varian, Inc.+                              887,179
                                                   ------------
                                                      3,268,267
                                                   ------------
    ENERGY EQUIPMENT & SERVICES -- 2.8%
 23,600      FMC Technologies, Inc.+                    489,936
 67,025      Key Energy Group, Inc.+                    703,763
 28,800      Willbros Group, Inc.+                      489,600
                                                   ------------
                                                      1,683,299
                                                   ------------
    FOOD & DRUG RETAILING -- 3.5%
 34,950      Performance Food Group Company+          1,183,407
 49,700      United Natural Foods, Inc.+                979,090
                                                   ------------
                                                      2,162,497
                                                   ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 2.0%
 30,275      Orthofix International N.V.+             1,064,166
  8,600      Therasense, Inc.+                          158,842
                                                   ------------
                                                      1,223,008
                                                   ------------
    HEALTH CARE PROVIDERS & SERVICES -- 12.7%
  1,600      AMN Healthcare Services, Inc.+              56,016
 50,300      First Horizon Pharmaceutical
               Corporation+                           1,040,707
 17,100      LifePoint Hospitals, Inc.+                 620,901
 38,750      Mid Atlantic Medical Services, Inc.+     1,214,812
 97,000      MIM Corporation+                         1,172,730
  6,150      Odyssey Healthcare, Inc.+                  222,938
 65,925      Option Care, Inc.+                         905,810
 25,900      Orthodontic Centers of America,
               Inc.+                                    596,995
 55,750      Province Healthcare Company+             1,246,570
 44,900      Select Medical Corporation+                703,134
                                                   ------------
                                                      7,780,613
                                                   ------------
    HOTELS, RESTAURANTS & LEISURE -- 3.2%
 39,200      RARE Hospitality International,
               Inc.+                                  1,055,264
 47,200      Ruby Tuesday, Inc.                         915,680
                                                   ------------
                                                      1,970,944
                                                   ------------
    HOUSEHOLD DURABLES -- 1.5%
 36,600      La-Z-Boy, Inc.                             923,052
                                                   ------------
    INSURANCE -- 0.6%
  8,100      Triad Guaranty, Inc.+                      352,593
                                                   ------------
    INTERNET & CATALOG RETAIL -- 1.2%
 28,650      School Specialty, Inc.+                    760,944
                                                   ------------
    INTERNET SOFTWARE & SERVICES -- 0.5%
 46,175      Netegrity, Inc.+                           284,438
                                                   ------------
    IT CONSULTING & SERVICES -- 1.6%
 41,600      ManTech International Corporation,
               Class A+                                 997,984
                                                   ------------

                       See Notes to Financial Statements.

Munder Small Company Growth Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                    VALUE
---------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    LEISURE EQUIPMENT & PRODUCTS -- 1.4%
 27,150      Nautilus Group, Inc.+                 $    830,790
                                                   ------------
    MACHINERY -- 1.5%
 22,100      Actuant Corporation, Class A+              911,625
                                                   ------------
    MEDIA -- 1.6%
 15,225      Getty Images, Inc.+                        331,448
 63,800      Spanish Broadcasting System, Inc.,
               Class A+                                 638,000
                                                   ------------
                                                        969,448
                                                   ------------
    MULTILINE RETAIL -- 0.6%
 21,100      Tuesday Morning Corporation+               391,616
                                                   ------------
    PHARMACEUTICALS -- 2.7%
 51,900      American Pharmaceutical Partners,
               Inc.+                                    641,484
 53,699      SICOR, Inc.+                               995,579
                                                   ------------
                                                      1,637,063
                                                   ------------
    REAL ESTATE -- 1.0%
 23,650      Cousins Properties, Inc.                   585,574
                                                   ------------
    ROAD & RAIL -- 1.6%
 43,800      Genesee & Wyoming, Inc., Class A+          988,128
                                                   ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 9.3%
 32,700      DSP Group, Inc.+                           640,920
 57,250      EMCORE Corporation+                        343,500
 71,350      Entegris, Inc.+                          1,041,710
 50,000      ESS Technology, Inc.+                      877,000
 30,944      MKS Instruments, Inc.+                     621,046
 52,924      Pericom Semiconductor Corporation+         613,389
 79,650      TTM Technologies, Inc.+                    417,366
151,225      White Electronic Designs
               Corporation+                           1,137,212
                                                   ------------
                                                      5,692,143
                                                   ------------
    SOFTWARE -- 9.8%
 31,350      Activision, Inc.+                          911,031
 61,100      Borland Software Corporation+              629,330
 33,100      Catapult Communications Corporation+       723,930

SHARES                                                    VALUE
---------------------------------------------------------------
    SOFTWARE (CONTINUED)
 15,787      Fair, Issac & Company, Inc.           $    518,919
 39,975      FileNET Corporation+                       579,638
 42,500      HNC Software, Inc.+                        709,750
 69,025      MapInfo Corporation+                       628,127
 26,400      THQ, Inc.+                                 787,248
 48,725      Verity, Inc.+                              540,360
                                                   ------------
                                                      6,028,333
                                                   ------------
    SPECIALTY RETAIL -- 6.9%
  4,700      Aeropostale, Inc.+                         128,639
 34,450      Cost Plus, Inc.+                         1,053,481
 20,300      O'Reilly Automotive, Inc.+                 559,468
 18,500      Rent-A-Center, Inc.+                     1,073,185
 26,900      The Wet Seal, Inc., Class A+               653,670
 25,450      Too, Inc.+                                 783,860
                                                   ------------
                                                      4,252,303
                                                   ------------
TOTAL COMMON STOCKS
  (Cost $60,927,322)                                 61,323,873
                                                   ------------
RIGHTS/WARRANTS -- 0.0%
  (Cost $0)
    CONTAINERS & PACKAGING -- 0.0%
 36,047      American Bank Note Holographics,
               Inc.
               expires 6/18/2003+                             0
                                                   ------------

OTHER INVESTMENTS**
  (Cost $14,401,685)                    23.5%       14,401,685
                                       -----      ------------
TOTAL INVESTMENTS
  (Cost $75,329,007*)                  123.4%       75,725,558
OTHER ASSETS AND LIABILITIES (NET)     (23.4)      (14,335,869)
                                       -----      ------------
NET ASSETS                             100.0%     $ 61,389,689
                                       =====      ============

------------
 * Aggregate cost for Federal tax purposes is $76,832,015.
** As of June 30, 2002, the market value of the securities on loan is $13,986,639. Collateral received for securities loaned of $14,401,685 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 87.2%
    BRAZIL -- 11.7%
      22,000    Aracruz Celulose SA, ADR          $   440,000
   4,700,000    Banco Itau SA                         265,819
      12,000    Brasil Telecom Participacoes SA,
                  ADR                                 339,720
      23,500    Companhia de Bebidas das
                  Americas, ADR                       365,190
      90,000    Companhia Paranaense de Energia-
                  Copel, ADR                          364,500
       2,900    Companhia Vale do Rio Doce
                  (CVRD), ADR+                         80,243
      20,000    Petroleo Brasileiro
                  SA -- Petrobras, ADR                377,200
      82,300    Tele Centro Oeste Celular
                  Participacoes SA, ADR               364,589
      25,000    Tele Norte Leste Participacoes
                  SA, ADR                             248,750
      89,950    Usinas Siderurgicas de Minas
                  Gerais SA, ADR                      219,001
                                                  -----------
                                                    3,065,012
                                                  -----------
    CAYMAN ISLANDS -- 1.8%
   1,106,450    Chaoda Modern Agriculture
                  (Holdings) Ltd.                     400,746
     332,000    Harbin Brewery Group Ltd.              76,618
                                                  -----------
                                                      477,364
                                                  -----------
    CHINA -- 1.8%
   2,150,000    PetroChina Company Ltd., Class
                  H+                                  457,579
                                                  -----------
    CZECH REPUBLIC -- 1.1%
      16,000    Komercni Banka AS, GDR+               273,600
                                                  -----------
    HUNGARY -- 1.0%
       4,600    Egis Rt.                              266,796
                                                  -----------
    INDIA -- 8.5%
      19,300    Dr. Reddy's Laboratories Ltd.,
                  ADR+                                374,420
      21,200    Hindalco Industries Ltd., 144A,
                  GDR++                               328,600
      24,900    ITC Ltd., GDR                         331,170
      31,200    Reliance Industries Ltd., 144A,
                  GDR++                               373,776
      41,000    State Bank of India, GDR              473,550
     105,000    Tata Engineering and Locomotive
                  Co., Ltd., GDR                      327,600
                                                  -----------
                                                    2,209,116
                                                  -----------
    INDONESIA -- 2.3%
   3,685,000    PT Bank Pan Indonesia Tbk             243,185
     830,000    PT Telekomunikasi Indonesia           357,225
                                                  -----------
                                                      600,410
                                                  -----------

SHARES                                                  VALUE
-------------------------------------------------------------
    ISRAEL -- 5.8%
      39,000    Check Point Software
                  Technologies Ltd.+              $   528,840
      85,500    Emblaze Systems+                      131,661
      20,000    Lumenis Ltd.+                          74,200
       7,800    Teva Pharmaceutical, ADR+             520,884
      16,400    TTI Team Telecom International
                  Ltd.+                               262,564
                                                  -----------
                                                    1,518,149
                                                  -----------
    KOREA -- 13.4%
      50,000    Daewoo Securities Company Ltd.+       236,077
       2,000    Kangwon Land, Inc.+                   266,833
      11,080    Kookmin Bank                          537,882
      33,600    Koram Bank                            300,249
      15,300    Korea Electric PowerCorporation       279,801
       7,100    Korea Telecom Corporation             285,062
       9,000    KT Freetel+                           296,259
      11,800    LG Household & Health Care Ltd.+      354,589
       3,500    Shinsegae Company Ltd.                593,516
       1,600    SK Telecom Company Ltd.               358,437
                                                  -----------
                                                    3,508,705
                                                  -----------
    MEXICO -- 9.6%
      21,200    America Movil S.A. de C.V.,
                  Series L, ADR                       284,080
       9,000    Fomento Economico Mexicano SA de
                  CV, ADR                             352,980
     160,000    Grupo Financiero BanCrecer SA de
                  CV, Series B                        368,231
     420,000    Grupo Financiero BBVA Bancomer
                  SA de CV, Series O+                 342,419
     155,000    Organizacion Soriana SA de CV,
                  Series B                            385,479
      14,300    Telefono de Mexico SA, ADR            458,744
      46,000    TV Azteca SA de CV, ADR               313,260
                                                  -----------
                                                    2,505,193
                                                  -----------
    PERU -- 0.0%#
          82    Ferreyros SA, ADR+                        131
                                                  -----------
    RUSSIA -- 2.0%
      53,300    RAO Unified Energy System (UES),
                  GDR                                 533,000
                                                  -----------
    SENEGAL -- 1.5%
      11,782    Sonatel Communications
                  Corporation+                        397,731
                                                  -----------
    SOUTH AFRICA -- 7.1%
     230,234    Alexander Forbes Ltd.                 350,790
      78,600    Imperial Holdings Ltd.                420,590
      31,800    Nedcor Ltd.                           358,785
     382,500    New Clicks Holdings Ltd.              280,328
      41,400    Sasol Ltd.                            439,151
                                                  -----------
                                                    1,849,644
                                                  -----------

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    TAIWAN -- 6.4%
      91,600    Accton Technology Corporation,
                  GDR                             $   309,150
      41,250    Pro Mos Technologies Inc., GDR        185,625
      41,250    Taiwan Semiconductor
                  Manufacturing Company Ltd.,
                  ADR                                 536,250
      86,400    United Microelectronics
                  Corporation, ADR+                   635,040
                                                  -----------
                                                    1,666,065
                                                  -----------
    THAILAND -- 3.3%
     222,000    Hana Microelectronics Public
                  Company Ltd.                        376,588
     170,000    PTT Exploration & Production
                  Public Company Ltd.                 486,766
                                                  -----------
                                                      863,354
                                                  -----------
    TURKEY -- 5.2%
  79,600,000    Aksigorta AS                          220,902
  48,000,000    Arcelik AS                            302,744
 316,500,000    Dogan Yayin Holding AS                578,878
 106,666,664    Haci Omer Sabanci Holding AS          262,293
                                                  -----------
                                                    1,364,817
                                                  -----------
    UNITED KINGDOM -- 3.6%
      42,700    Anglo American Plc                    710,269
     360,000    Dimension Data Holdings Plc+          225,038
                                                  -----------
                                                      935,307
                                                  -----------
    VENEZUELA -- 1.1%
      20,000    Compania Anonima Nacional
                  Telefonos de Venezuela, ADR         284,600
                                                  -----------
TOTAL COMMON STOCKS
  (Cost $24,858,094)                               22,776,573
                                                  -----------
PREFERRED STOCKS -- 3.9%
    BRAZIL -- 0.0%#
         417    Telemar Norte Leste SA, Series A            8
                                                  -----------
    KOREA -- 3.9%
       3,721    Samsung Electronics Company
                  Ltd.                              1,017,630
                                                  -----------
TOTAL PREFERRED STOCKS
  (Cost $946,544)                                   1,017,638
                                                  -----------

SHARES                                                  VALUE
-------------------------------------------------------------
INVESTMENT COMPANY SECURITIES -- 1.3%
  (Cost $700,000)
    BRITISH VIRGIN ISLANDS -- 1.3%
      70,000    Korea Investment Opportunities    $   335,300
                                                  -----------
PRINCIPAL
AMOUNT
------------
REPURCHASE AGREEMENT -- 9.8%
  (Cost $2,545,000)
  $2,545,000    Agreement with State Street Bank
                  and Trust Company,
                  1.850% dated 06/30/2002, to be
                  repurchased at $2,545,392 on
                  07/01/2002, collateralized by
                  $2,280,000 U.S. Treasury Note,
                  6.500% maturing 02/15/2010
                  (value $2,599,200)                2,545,000
                                                  -----------

TOTAL INVESTMENTS
  (Cost $29,049,638*)                102.2%      26,674,511
OTHER ASSETS AND LIABILITIES (Net)    (2.2)        (562,705)
                                     -----      -----------
NET ASSETS                           100.0%     $26,111,806
                                     =====      ===========

------------
 * Aggregate cost for Federal tax purposes is $29,196,914.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

At June 30, 2002 sector diversification of the Munder Framlington Emerging Markets Fund was as follows:

                                        % OF
                                     NET ASSETS         VALUE
                                     ------------------------
COMMON STOCKS:
Banks.............................      12.1%     $ 3,163,720
Diversified Telecommunication
  Services........................       9.1        2,371,832
Oil & Gas.........................       6.7        1,760,696
Semiconductor Equipment &
  Products........................       5.2        1,356,915
Metals & Mining...................       5.1        1,338,113
Wireless Telecommunication
  Services........................       5.0        1,303,366
Multiline Retail..................       4.8        1,259,323
Pharmaceuticals...................       4.5        1,162,100
Electric Utilities................       4.5        1,177,300
Media.............................       3.4          892,138
Diversified Financials............       3.3          849,160
Beverages.........................       2.7          718,170
Electronic Equipment &
  Instruments.....................       2.6          685,738
Internet Software & Services......       2.0          528,840
Paper and Forest Products.........       1.7          440,000
Specialty Retail..................       1.6          420,590
Food Products.....................       1.5          400,746
Chemicals.........................       1.4          373,776
IT Consulting & Services..........       1.4          356,700
Household Products................       1.4          354,588
Industrial Conglomerates..........       1.3          343,451
Tobacco...........................       1.3          331,170
Automobiles.......................       1.3          327,600
Household Durables................       1.2          302,744
Software..........................       1.0          262,564
Insurance.........................       0.8          220,902
Health Care Products..............       0.3           74,200
Machinery.........................       0.0#             131
                                       -----      -----------
TOTAL COMMON STOCKS...............      87.2       22,776,573
PREFERRED STOCKS:
Diversified Telecommunication
  Services........................       0.0#               8
Semiconductor Equipment &
  Products........................       3.9        1,017,630
                                       -----      -----------
TOTAL PREFERRED STOCKS............       3.9        1,017,638
INVESTMENT COMPANY SECURITIES.....       1.3          335,300
REPURCHASE AGREEMENT..............       9.8        2,545,000
                                       -----      -----------
TOTAL INVESTMENTS.................     102.2       26,674,511
OTHER ASSETS AND LIABILITIES
  (NET)...........................      (2.2)        (562,705)
                                       -----      -----------
NET ASSETS........................     100.0%     $26,111,806
                                       =====      ===========

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 100.2%
    BIOTECHNOLOGY -- 37.0%
  138,375    Abegenix, Inc.+                     $  1,356,075
  600,000    Acambis Plc+                           1,939,355
   48,573    Actelion Ltd.+                         1,758,593
  130,000    Albany Molecular Research, Inc.+       2,748,200
   80,000    Alexion Pharmaceuticals, Inc.+         1,212,000
  134,375    Alkermes, Inc.+                        2,151,344
   62,500    Amgen, Inc.+                           2,617,500
  426,225    Amylin Pharmaceuticals, Inc.+          4,662,901
  160,000    Biosearch Italia SpA+                  2,157,610
  120,000    Cambridge Antibody Technology
               Group Plc+                           1,893,616
  150,000    Celgene Corporation+                   2,295,000
  100,000    Cell Therapeutics, Inc.+                 545,900
  330,000    Celltech Group Plc+                    2,616,300
   60,000    Cephalon, Inc.+                        2,712,000
  420,000    ConjuChem, Inc.+                       1,382,762
  375,000    Corvas International, Inc.+              806,250
  400,000    Curis, Inc.+                             488,000
  100,000    CV Therapeutics, Inc.+                 1,862,000
  255,000    Dendreon Corporation+                    538,050
  293,575    Exelixis, Inc.+                        2,210,620
  400,000    Forbes Medi-Tech, Inc.+, **              252,848
   90,000    Genentech, Inc.+                       3,015,000
  140,000    Genmab A/S+                            2,591,922
   85,000    ICOS Corporation+                      1,441,600
   72,500    IDEC Pharmaceuticals Corporation+      2,570,125
  170,000    ILEX Oncology, Inc.+                   2,395,300
  192,000    ImmunoGen, Inc.+                         516,480
  600,000    Introgen Therapeutics, Inc.+           1,218,000
   55,000    Invitrogen Corporation+                1,760,550
  250,000    Isis Pharmaceuticals, Inc.+            2,377,500
   60,000    Karo Bio AB+                             996,494
  334,200    La Jolla Pharmaceutical Company+       2,088,750
  250,000    La Jolla Pharmaceutical Company+,
               **                                   1,562,500
  290,525    Lexicon Genetics, Inc.+                1,196,963
  225,000    Medarex, Inc.+                         1,669,500
  110,000    MedImmune, Inc.+                       2,904,000
  100,000    Myriad Genetics, Inc.+                 2,034,000
  146,500    NeoPharm, Inc.                         1,841,505
  103,600    Neurocrine Biosciences, Inc.+          2,968,140
  122,000    NeuroSearch A/S+                       1,594,835
  202,750    Nicox+                                 3,697,425
   45,595    Novuspharma SpA+                       1,119,137
  100,000    OSI Pharmaceuticals, Inc.+             2,431,000
2,762,682    Oxford BioMedica Plc+                    766,607
   86,250    Pharmacyclics, Inc.+                     382,950
   60,000    QIAGEN NV                                699,000
   60,000    QIAGEN NV+                               708,557
  137,225    Sangamo BioSciences, Inc.+               806,883
  129,375    SangStat Medical Corporation+          2,973,037
  315,975    Telik, Inc.+                           3,949,687
  250,000    Texas Biotechnology Corporation+         975,000
   90,000    TranskaryoticTherapies, Inc.+          3,244,500

SHARES                                                  VALUE
-------------------------------------------------------------
    BIOTECHNOLOGY (CONTINUED)
  100,000    Vical, Inc.+                        $    528,000
  144,350    ViroPharma, Inc.+                        206,421
  334,850    XOMA Ltd.+                             1,336,052
1,120,000    XTL Biopharmaceuticals Ltd.+             665,967
                                                 ------------
                                                   99,440,311
                                                 ------------
    DIVERSIFIED FINANCIALS -- 0.4%
   41,150    CTI Molecular Imaging, Inc.+             943,981
                                                 ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.8%
   80,000    Waters Corporation+                    2,136,000
                                                 ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 22.1%
   86,675    Advanced Neuromodulation Systems,
               Inc.+                                2,643,587
  443,475    AeroGen, Inc.+                           390,258
   52,350    Align Technology, Inc.+                  205,212
  189,700    American Medical Systems Holdings,
               Inc.+                                3,805,382
  337,500    Axis-Shield Plc+                       1,321,157
   60,000    Baxter International, Inc.             2,667,000
  125,000    Biomet, Inc.                           3,390,000
   82,725    Biosite Diagnostics, Inc.+             2,328,709
  170,000    Cytyc Corporation+                     1,295,400
  300,000    Dyax Corporation+                      1,170,000
  215,700    Endocardial Solutions, Inc.+           1,637,163
  200,000    EPIX Medical, Inc.+                    2,110,000
  262,550    Genomic Solutions, Inc.+                 183,785
  953,000    Gyrus Group Plc+                       3,312,822
  250,000    Inhale Therapeutic Systems, Inc.+      2,372,500
  160,000    Integra LifeSciences Holdings+         3,480,000
   56,650    Interpore International, Inc.+           547,806
  220,000    Kensey Nash Corporation+               3,564,000
  138,450    Kyphon, Inc.+                          2,018,601
  225,000    MedSource Technologies, Inc.+          2,756,250
   32,500    Medtronic, Inc.                        1,392,625
  311,200    Micro Therapeutics, Inc.+              1,167,000
   87,775    Molecular Devices Corporation+         1,562,395
   31,950    Novoste Corporation+                     147,609
   90,000    ResMed, Inc.+                          2,646,000
  223,650    Rita Medical Systems, Inc.+            2,263,338
    2,827    Synthes-Stratec, Inc.                  1,724,821
  160,000    Therasense, Inc.+                      2,955,200
  270,000    Transgenomic, Inc.+                      680,400
1,500,000    Weston Medical Group Plc+              2,264,106
   66,165    Wright Medical Group, Inc.+            1,333,886
                                                 ------------
                                                   59,337,012
                                                 ------------
    HEALTH CARE PROVIDERS & SERVICES -- 18.3%
   67,500    Accredo Health, Inc.+                  3,114,450
   28,675    American Healthways, Inc.+               510,415
   55,450    AMN Healthcare Services, Inc.+         1,941,304
   37,000    Anthem, Inc.+                          2,496,760
   50,000    Cardinal Health, Inc.                  3,070,500
  215,000    Caremark Rx, Inc.+                     3,547,500

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
  200,025    Dynacare, Inc.+                     $  4,398,550
  262,245    Evotec Biosystems AG+                  1,522,612
  108,425    First Health Group Corporation+        3,040,237
  100,000    First Horizon Pharmaceutical
               Corporation+                         2,069,000
   92,575    IMPATH, Inc.+                          1,661,721
   40,000    Laboratory Corporation of America
               Holdings+                            1,826,000
  100,000    Omnicare, Inc.                         2,626,000
  253,000    Omnicell, Inc.+                        1,768,470
  150,000    Pharmaceutical Product
               Development, Inc.+                   3,951,000
   90,000    Renal Care Group, Inc.+                2,803,500
  200,000    Select Medical Corporation+            3,132,000
   45,000    Triad Hospitals, Inc.+                 1,907,100
   41,875    United Surgical Partners
               International, Inc.+                 1,297,288
   32,500    Wellpoint Health Networks, Inc.+       2,528,825
                                                 ------------
                                                   49,213,232
                                                 ------------
    INTERNET SOFTWARE & SERVICES -- 0.4%
  250,700    eBenX, Inc.+                             666,862
  326,000    HealthStream, Inc.+                      459,660
                                                 ------------
                                                    1,126,522
                                                 ------------
    PHARMACEUTICALS -- 20.2%
   80,000    Adolor Corporation+                      900,800
   20,500    Allergan, Inc.                         1,368,375
  150,825    American Pharmaceutical Partners,
               Inc.+                                1,864,197
   80,000    Biovail Corporation+                   2,316,800
  285,717    Cellegy Pharmaceuticals, Inc.+           628,577
  125,000    Cellegy Pharmaceuticals, Inc.+, **       275,000
  110,000    CIMA Labs, Inc.+                       2,653,200
  427,275    Discovery Partners International+      2,802,924
   50,000    Forest Laboratories, Inc.+             3,540,000
  293,751    Galen Holdings Plc                     2,111,248
   18,750    Galen Holdings Plc, ADR                  524,732
  397,750    Insmed, Inc.+                            556,850
  280,000    Inspire Pharmaceuticals, Inc.+         1,078,000
  120,000    InterMune, Inc.+                       2,532,000
   65,000    Medicis Pharmaceutical
               Corporation, Class A+                2,779,400
  160,000    MGI Pharma, Inc.+                      1,129,600
  337,350    Neurochem, Inc.+                         810,777
  139,675    NPS Pharmaceuticals, Inc.+             2,139,821
  148,000    Pfizer, Inc.                           5,180,000
  495,000    Pharmagene Plc+                          369,804

SHARES                                                  VALUE
-------------------------------------------------------------
    PHARMACEUTICALS (CONTINUED)
  379,475    POZEN, Inc.+                        $  1,965,681
   60,000    Sanofi-Synthelabo SA                   3,643,332
   90,000    Scios, Inc.+                           2,754,900
  200,000    SICOR, Inc.+                           3,708,000
   53,000    Teva Pharmaceutical, ADR               3,539,340
   70,000    Trimeris, Inc.+                        3,107,300
                                                 ------------
                                                   54,280,658
                                                 ------------
    SOFTWARE -- 1.0%
   51,325    Cerner Corporation+                    2,454,875
  213,100    Pharsight Corporation+                   213,100
                                                 ------------
                                                    2,667,975
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $440,535,382)                             269,145,691
                                                 ------------
RIGHTS/WARRANTS -- 0.0%#
  (Cost $0)
    BIOTECHNOLOGY -- 0.0%#
    2,400    AVANT Immunotherapeutics, Inc.
               expires 8/24/2003+                         480
                                                 ------------

TOTAL INVESTMENTS
  (Cost $440,535,382*)              100.2%      269,146,171
OTHER ASSETS AND LIABILITIES (NET)   (0.2)         (405,917)
                                    -----      ------------
NET ASSETS                          100.0%     $268,740,254
                                    =====      ============

------------
 * Aggregate cost for Federal tax purposes is $440,605,471.
** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2002 these securities represent 0.8% of net assets.

   SECURITY                 ACQUISITION DATE    ACQUISITION COST
   -------------------------------------------------------------
   Cellegy
     Pharmaceuticals,
     Inc                        09/29/00           $  968,750
   Forbes Medi-Tech,
     Inc.                       07/04/00            2,493,093
   La Jolla
     Pharmaceutical
     Company                    02/05/01            1,550,000

 + Non-income producing security.
 # Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

At June 30, 2002 the country diversification of the Munder Framlington Healthcare Fund was as follows:

                                       % OF
                                    NET ASSETS          VALUE
                                    -------------------------
COMMON STOCK:
United States....................      80.6%     $216,444,562
United Kingdom...................       6.6        17,785,714
Canada...........................       3.4         9,161,737
France...........................       2.7         7,340,757
Denmark..........................       1.6         4,186,757
Israel...........................       1.3         3,539,340
Switzerland......................       1.3         3,483,414
Italy............................       1.2         3,276,747
Germany..........................       0.6         1,522,612
Netherlands......................       0.5         1,407,557
Swedan...........................       0.4           996,494
                                      -----      ------------
TOTAL COMMON STOCKS..............     100.2       269,145,691
RIGHTS/WARRANTS UNITED STATES....       0.0#              480
                                      -----      ------------
TOTAL INVESTMENTS................     100.2       269,146,171
OTHER ASSETS AND LIABILITIES
  (NET)..........................      (0.2)         (405,917)
                                      -----      ------------
NET ASSETS.......................     100.0%     $268,740,254
                                      =====      ============

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                   VALUE
--------------------------------------------------------------
COMMON STOCKS -- 95.6%
    AUSTRALIA -- 1.5%
 380,000     AXA Asia Pacific Holdings, Ltd.       $   577,689
                                                   -----------
    BRAZIL -- 0.9%
  12,500     Brasil Telecom Participacoes SA, ADR      353,875
                                                   -----------
    DENMARK -- 0.8%
  11,300     Vestas Wind Systems A/S                   305,934
                                                   -----------
    FINLAND -- 3.4%
  33,000     Nokia AB Oyj                              482,091
  36,500     Sampo Insurance Oyj, A Shares             284,241
  41,000     Stora Enso Oyj                            573,499
                                                   -----------
                                                     1,339,831
                                                   -----------
    FRANCE -- 12.4%
  13,300     Aventis SA                                940,677
  14,250     BNP Paribas SA                            786,628
   9,000     Compagnie Generale des
               Etablissements Michelin                 364,008
  10,000     Pechiney SA                               455,909
  16,300     Suez SA                                   433,829
  20,500     Thomson Multimedia SA+                    483,979
   6,300     Total Fina SA, Class B                  1,020,961
   5,650     Vinci SA                                  382,345
                                                   -----------
                                                     4,868,336
                                                   -----------
    GERMANY -- 8.0%
   5,200     Adidas-Salomon AG                         426,475
   8,500     Bayerische Hypo-und Vereinsbank AG        276,503
   6,200     Deutsche Bank AG                          430,260
   1,910     Muenchener Rueckversicherungs-
               Gesellschaft AG                         451,868
   3,700     SAP AG                                    361,992
   8,500     Schering AG                               534,404
  11,500     Siemens AG                                689,010
                                                   -----------
                                                     3,170,512
                                                   -----------
    IRELAND -- 0.9%
  33,000     DCC PLC                                   375,719
                                                   -----------
    ITALY -- 3.5%
  38,000     ENI SpA                                   603,082
  56,000     Telecom Italia SpA                        437,752
  74,000     Unicredito Italiano SpA                   334,090
                                                   -----------
                                                     1,374,924
                                                   -----------
    JAPAN -- 13.8%
  45,000     Asahi Glass Co., Ltd.                     287,949
  10,000     Cats, Inc.                                226,088
  40,000     Citizen Watch Co., Ltd.                   269,303
  13,000     Credit Saison Co., Ltd.                   308,555
  40,000     Daiwa Securities Group, Inc.              259,292
      80     DDI Corporation                           246,944
  30,000     JGC Corporation                           212,739

SHARES                                                   VALUE
--------------------------------------------------------------
    JAPAN (CONTINUED)
   4,000     Kyocera Corporation                   $   291,995
  10,000     Kyorin Pharmaceuticals Co., Ltd.          241,105
  35,000     Mitsubishi Corporation                    253,160
 300,000     Mitsui Engineering & Shipbuilding
               Co., Ltd.+                              375,422
  23,000     NEC Corporation                           160,030
  37,000     NGK Insulators, Ltd.                      292,938
      55     Nippon Telegraph & Telephone
               Corporation                             226,213
     100     Office Building Fund of Japan, Inc.       462,187
   3,000     Orix Corporation                          242,022
      20     Photonics Corporation                      36,708
      60     Photonics Corporation**, +                110,124
  13,000     Sega Corporation+                         312,351
   4,000     TDK Corporation                           188,879
  11,000     The Tokyo Electric Power Co, Inc.         226,213
  50,000     YASKAWA Electric Corporation              199,391
                                                   -----------
                                                     5,429,608
                                                   -----------
    KOREA -- 1.0%
   8,198     Kookmin Bank                              397,974
                                                   -----------
    LUXEMBOURG -- 1.4%
  40,000     Arcelor+                                  566,609
                                                   -----------
    NETHERLANDS -- 5.3%
  19,300     ING Groep NV                              494,650
  17,500     Koninklijke (Royal) Philips
               Electronics NV                          487,675
  20,000     Royal Dutch Petroleum Co.               1,111,926
                                                   -----------
                                                     2,094,251
                                                   -----------
    NEW ZEALAND -- 0.9%
 349,925     Carter Holt Harvey, Ltd.                  337,245
                                                   -----------
    RUSSIA -- 0.5%
  21,000     RAO Unified Energy System of Russia,
               GDR                                     210,000
                                                   -----------
    SINGAPORE -- 2.1%
  65,000     United Overseas Bank Ltd.                 467,374
  44,000     Venture Manufacturing, Ltd.               351,253
                                                   -----------
                                                       818,627
                                                   -----------
    SPAIN -- 1.6%
       1     Banco Bilbao Vizcaya Argentaria SA             12
  94,000     Telefonica Publicidad e Informacion
               SA                                      382,688
  30,425     Telefonica SA                             254,927
                                                   -----------
                                                       637,627
                                                   -----------
    SWEDEN -- 1.9%
  32,000     Eniro AB                                  244,890
  20,000     SKF AB, B Shares                          516,701
                                                   -----------
                                                       761,591
                                                   -----------

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                   VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    SWITZERLAND -- 9.3%
   5,200     Adecco SA                             $   308,200
  12,800     Logitech International SA                 593,872
   4,750     Nestle SA                               1,105,096
  19,000     Novartis AG                               833,758
  16,500     UBS AG-Registered+                        828,042
                                                   -----------
                                                     3,668,968
                                                   -----------
    UNITED KINGDOM -- 26.4%
  88,000     AMEC PLC                                  561,498
  35,930     Amvescap PLC                              292,803
  80,000     Barclays PLC                              673,286
  92,500     BP Amoco PLC                              777,076
  44,500     British Sky Broadcasting Group PLC+       426,757
  66,500     Cadbury Schweppes PLC                     498,328
 113,070     Centrica PLC                              349,956
  23,000     Cobham PLC                                359,089
  21,650     Exel PLC                                  275,788
  47,800     GlaxoSmithKline PLC                     1,033,414
  47,500     Hanson PLC                                339,292
  36,891     HBOS PLC                                  399,346
 151,500     Legal & General Group PLC                 302,012
  43,000     Lloyds TSB Group PLC                      428,107
  53,000     P & O Princess Cruises PLC                335,347
  44,500     Prudential PLC                            407,082
  22,500     Royal Bank of Scotland Group PLC          638,066
  89,600     Serco Group PLC                           274,543
  36,000     Shire Pharmaceuticals Group PLC+          318,347
  60,000     Standard Chartered PLC                    640,353
 105,000     Tesco PLC                                 381,811
  37,092     Thus Group PLC                              6,786
 490,000     Vodafone Group PLC                        672,371
                                                   -----------
                                                    10,391,458
                                                   -----------

SHARES                                                   VALUE
--------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $38,457,853)                               $37,680,778
                                                   -----------
PREFERRED STOCKS -- 1.0%
  (Cost $143,496)
    GERMANY -- 1.0%
     850     Porsche AG                                404,280
                                                   -----------
INVESTMENT COMPANY SECURITIES -- 0.9%
  (Cost $700,000)
    BRITISH VIRGIN ISLANDS -- 0.9%
  70,000     Korea Investment Opportunities            335,300
                                                   -----------
PRINCIPAL
AMOUNT
---------
REPURCHASE AGREEMENT -- 1.3%
  (Cost $509,000)
 509,000     Agreement with State Street Bank and
               Trust Company,
               1.850% dated 06/28/2002, to be
               repurchased at $509,078 on
               07/01/2002, collateralized by
               $525,000 U.S. Treasury Bill 1.627%
               maturing 09/19/2002 (value
               $523,031)                               509,000
                                                   -----------

TOTAL INVESTMENTS
  (Cost $39,810,349*)                 98.8%      38,929,358
OTHER ASSETS AND LIABILITIES (NET)     1.2          467,261
                                     -----      -----------
NET ASSETS                           100.0%     $39,396,619
                                     =====      ===========

------------
* Aggregate cost for Federal tax purposes is $39,978,257.
** When Issued Security.
+ Non-income producing security.

ABBREVIATIONS:
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

At June 30, 2002 sector diversification of the Munder Framlington International Growth Fund was as follows:

                                        % OF
                                     NET ASSETS         VALUE
                                     ------------------------
COMMON STOCKS:
Banks.............................      16.0%     $ 6,300,042
Pharmaceuticals...................       9.9        3,901,705
Oil & Gas.........................       8.9        3,513,045
Insurance.........................       5.1        2,022,892
Food Products.....................       4.1        1,603,424
Diversified Financials............       4.1        1,597,322
Electronic Equipment &
  Instruments.....................       3.3        1,300,821
Household Durables................       3.3        1,284,005
Diversified Telecommunication
  Services........................       3.2        1,272,767
Machinery.........................       3.0        1,185,061
Construction & Engineering........       2.9        1,156,583
Industrial Conglomerates..........       2.7        1,064,728
Media.............................       2.7        1,054,335
Metals & Mining...................       2.6        1,022,518
Wireless Telecommunication
  Services........................       2.3          919,315
Paper & Forest Products...........       2.3          910,745
Commercial Services & Supplies....       2.1          808,830
Computers & Peripherals...........       1.9          753,902
Communication Equipment...........       1.2          482,091
Real Estate.......................       1.2          462,187
Electric Utilities................       1.1          436,213
Multi-Utilities & Unregulated
  Power...........................       1.1          433,829
Textiles, Apparel & Luxury
  Goods...........................       1.1          426,475
Food & Drug Retailing.............       1.0          381,811
Auto Components...................       0.9          364,008

                                        % OF
                                     NET ASSETS         VALUE
                                     ------------------------
Software..........................       0.9%     $   361,992
Aerospace & Defense...............       0.9          359,089
Gas Utilities.....................       0.9          349,956
Construction Materials............       0.9          339,292
Hotels, Restaurants & Leisure.....       0.8          335,347
Electrical Equipment..............       0.8          305,934
Building Products.................       0.7          287,949
Air Freight & Logistics...........       0.7          275,787
Trading Companies &
  Distributors....................       0.6          253,160
Semiconductor Equipment &
  Products........................       0.4          146,832
Internet Software & Services......       0.0#           6,786
                                       -----      -----------
TOTAL COMMON STOCKS...............      95.6       37,680,778
PREFERRED STOCKS
Automobiles.......................       1.0          404,280
INVESTMENT COMPANY SECURITIES.....       0.9          335,300
REPURCHASE AGREEMENT..............       1.3          509,000
                                       -----      -----------
TOTAL INVESTMENTS.................      98.8       38,929,358
OTHER ASSETS AND LIABILITIES
  (NET)...........................       1.2          467,261
                                       -----      -----------
NET ASSETS........................     100.0%     $39,396,619
                                       =====      ===========

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, June 30, 2002

--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ---------------------------------------------
                                                                                                MUNDER
                                                                MUNDER          MUNDER          INTERNATIONAL
                                                                BALANCED        BIO(TECH)(2)    EQUITY
                                                                FUND            FUND            FUND
                                                                ---------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities..............................................    $125,007,306    $10,255,522     $134,247,803
    Repurchase agreements...................................         968,000        --             2,390,000
                                                                ------------    -----------     ------------
Total Investments...........................................     125,975,306     10,255,522      136,637,803
Cash........................................................           1,026         86,439               73
Foreign currency............................................         --             --                23,656
Interest receivable.........................................         614,929        --                   482
Dividends receivable........................................          49,260        --               434,465
Receivable from Investment Advisor..........................         --               4,537          --
Receivable for investment securities sold...................       3,111,667         67,911           21,139
Unrealized appreciation on forward foreign exchange/spot
  contracts.................................................         --                 179          --
Receivable for Fund shares sold.............................         556,184          1,203          347,287
Prepaid expenses and other assets...........................          27,049         18,417           25,123
                                                                ------------    -----------     ------------
      Total Assets..........................................     130,335,421     10,434,208      137,490,028
                                                                ------------    -----------     ------------
LIABILITIES:
Due to custodian............................................         --             --               --
Payable for Fund shares redeemed............................         464,796         61,894        2,420,940
Payable for investment securities purchased.................         413,724         72,703           15,887
Payable upon return of securities loaned....................      13,311,432        --            24,332,431
Options written (a).........................................         --             --               --
Investment advisory fees payable............................          64,125         10,460           69,421
Administration fees payable.................................          13,065          1,115           12,216
Shareholder servicing fees payable..........................              20              1           13,475
Distribution fees payable...................................          65,789          6,021            4,060
Transfer agency/record keeping fees payable.................          57,396         10,578           11,722
Custody fees payable........................................          15,390          5,392           29,722
Trustees'/Directors' fees and expenses payable..............           3,487            443            3,402
Accrued expenses and other payables.........................          33,257          2,926           36,112
                                                                ------------    -----------     ------------
      Total Liabilities.....................................      14,442,481        171,533       26,949,388
                                                                ------------    -----------     ------------
NET ASSETS..................................................    $115,892,940    $10,262,675     $110,540,640
                                                                ============    ===========     ============
Investments, at cost........................................    $126,458,577    $16,609,612     $133,663,423
                                                                ============    ===========     ============
Cost of foreign currency....................................    $    --         $   --          $     22,396
                                                                ============    ===========     ============

------------
(a) Munder Micro-Cap Equity Fund received premiums of $148,495.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------
    MUNDER         MUNDER          MUNDER          MUNDER
    LARGE-CAP      LARGE-CAP       MICRO-CAP       MIDCAP
    GROWTH         VALUE           EQUITY          SELECT
    FUND           FUND            FUND            FUND
--------------------------------------------------------------
    $27,612,915    $151,464,837    $171,336,390    $30,968,556
        --            5,088,000       6,085,000        800,000
    -----------    ------------    ------------    -----------
     27,612,915     156,552,837     177,421,390     31,768,556
        --                  217             653            320
        --                3,632         --             --
        --                  784             938            123
         14,135         170,763          62,117         10,822
        --              --              --             --
        785,422       1,110,209       2,693,208        176,714
        --              --              --             --
          9,194          60,045       1,076,013         25,531
         22,574          29,339          32,147         25,153
    -----------    ------------    ------------    -----------
     28,444,240     157,927,826     181,286,466     32,007,219
    -----------    ------------    ------------    -----------
        247,134         --              --             --
        209,403         144,967         714,761         76,241
        400,482       1,978,020       1,280,724        --
        --              --           26,650,119        --
        --              --              180,000        --
         17,931          97,887         120,956         20,020
          2,704          17,072          16,139          3,538
        --               12,157           1,052        --
         11,780          15,760          72,178          3,558
         13,297          19,473          55,428          5,908
          3,971           7,980           9,453          3,703
            948           4,970           3,586            928
          2,907          45,648          32,606          7,815
    -----------    ------------    ------------    -----------
        910,557       2,343,934      29,137,002        121,711
    -----------    ------------    ------------    -----------
    $27,533,683    $155,583,892    $152,149,464    $31,885,508
    ===========    ============    ============    ===========
    $32,327,102    $144,739,508    $162,704,172    $28,243,177
    ===========    ============    ============    ===========
    $   --         $      3,573    $    --         $   --
    ===========    ============    ============    ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                       EQUITY FUNDS
                                                       -----------------------------------------------------------
                                                                                       MUNDER
                                                       MUNDER                          REAL ESTATE
                                                       MULTI-SEASON    MUNDER          EQUITY         MUNDER
                                                       GROWTH          POWER PLUS      INVESTMENT     SMALL-CAP
                                                       FUND            FUND            FUND           VALUE FUND
                                                       -----------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities of unaffiliated issuers.............    $244,905,986    $104,095,654    $60,164,780    $131,115,370
    Securities of affiliated issuers...............         --            2,447,153        --              --
    Repurchase agreements..........................       5,051,000         --             548,000       2,254,000
                                                       ------------    ------------    -----------    ------------
Total Investments..................................     249,956,986     106,542,807     60,712,780     133,369,370
Cash...............................................              97         --                 395             409
Foreign currency...................................         --              --             --              --
Interest receivable................................             779         --                  84             347
Dividends receivable...............................         146,108          71,042        329,159         312,552
Receivable from Investment Advisor.................         --              --             --              --
Receivable for investment securities sold..........       3,785,611       1,124,062        --              196,407
Receivable for Fund shares sold....................          51,261          76,642         71,464         358,453
Prepaid expenses and other assets..................          34,202          29,054         29,242          35,935
                                                       ------------    ------------    -----------    ------------
      Total Assets.................................     253,975,044     107,843,607     61,143,124     134,273,473
                                                       ------------    ------------    -----------    ------------
LIABILITIES:
Due to custodian...................................         --              268,292        --              --
Payable for Fund shares redeemed...................         584,875         687,562        408,760         311,227
Payable for investment securities purchased........         --              487,212        --            2,037,130
Payable upon return of securities loaned...........       1,969,000         --             --           17,945,284
Options written(a).................................         --              --             --              212,712
Unrealized depreciation on forward foreign
  exchange/spot contracts..........................         --              --             --              --
Investment advisory fees payable...................         181,454          69,436         35,934          69,293
Administration fees payable........................          31,822          12,118          6,471          12,264
Shareholder servicing fees payable.................          27,732               6        --                1,005
Distribution fees payable..........................          22,343          68,893          5,598          40,926
Transfer agency/record keeping fees payable........          47,159          89,513          7,810          20,551
Custody fees payable...............................           8,606           6,693          2,446           7,461
Trustees'/Directors' fees and expenses payable.....          10,550           3,800          1,623           2,612
Accrued expenses and other payables................         107,556          36,743         15,741          24,324
                                                       ------------    ------------    -----------    ------------
      Total Liabilities............................       2,991,097       1,730,268        484,383      20,684,789
                                                       ------------    ------------    -----------    ------------
NET ASSETS.........................................    $250,983,947    $106,113,339    $60,658,741    $113,588,684
                                                       ============    ============    ===========    ============
Investments, at cost...............................    $226,662,179    $136,386,133    $48,338,754    $117,646,643
                                                       ============    ============    ===========    ============
Cost of foreign currency...........................    $    --         $    --         $   --         $    --
                                                       ============    ============    ===========    ============

------------
(a) Munder Small-Cap Value Fund received premiums of $511,425.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------
    MUNDER         MUNDER                         MUNDER
    SMALL          FRAMLINGTON    MUNDER          FRAMLINGTON
    COMPANY        EMERGING       FRAMLINGTON     INTERNATIONAL
    GROWTH         MARKETS        HEALTHCARE      GROWTH
    FUND           FUND           FUND            FUND
---------------------------------------------------------------
    $75,725,558    $24,129,511    $269,146,171     $38,420,358
        --             --              --              --
        --           2,545,000         --              509,000
    -----------    -----------    ------------     -----------
     75,725,558     26,674,511     269,146,171      38,929,358
        --                 112         --                  396
        --              43,166               5         526,639
        --                 392         --                   81
            316         41,739           9,908         146,087
        --             --              --                8,778
        627,729        --            3,122,376         180,625
         34,323         26,451         204,953           6,030
         23,100         23,919          38,320          23,373
    -----------    -----------    ------------     -----------
     76,411,026     26,810,290     272,521,733      39,821,367
    -----------    -----------    ------------     -----------
         35,668        --              529,871         --
        102,788        329,817       2,214,432           5,848
        385,699        307,547         254,923         336,876
     14,401,685        --              --              --
        --             --              --              --
        --               1,161         --                1,093
         38,859         28,322         221,879          32,384
          6,861          2,997          30,010           4,268
          2,453            950              93             219
          6,202          4,811         171,906             854
          8,775          2,042         205,301           4,185
          6,933         13,853          28,822          23,325
          2,304            907          11,370           1,346
         23,110          6,077         112,872          14,350
    -----------    -----------    ------------     -----------
     15,021,337        698,484       3,781,479         424,748
    -----------    -----------    ------------     -----------
    $61,389,689    $26,111,806    $268,740,254     $39,396,619
    ===========    ===========    ============     ===========
    $75,329,007    $29,049,638    $440,535,382     $39,810,349
    ===========    ===========    ============     ===========
    $   --         $    42,797    $          5     $   521,658
    ===========    ===========    ============     ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ---------------------------------------------
                                                                MUNDER          MUNDER          MUNDER
                                                                BALANCED        BIO(TECH)(2)    INTERNATIONAL
                                                                FUND            FUND            EQUITY FUND
                                                                ---------------------------------------------
NET ASSETS CONSIST OF:
Undistributed/(Accumulated) net investment income/(loss)....    $     20,748    $   (16,473)    $    785,817
Accumulated net realized gain/(loss) on investments sold....     (17,349,424)    (3,676,428)      (9,828,892)
Net unrealized appreciation/(depreciation) of investments...        (483,271)    (6,354,029)       2,975,893
Par value...................................................          12,630          2,661           10,472
Paid-in capital in excess of par value......................     133,692,257     20,306,944      116,597,350
                                                                ------------    -----------     ------------
                                                                $115,892,940    $10,262,675     $110,540,640
                                                                ============    ===========     ============
NET ASSETS:
Class A Shares..............................................    $ 26,336,122    $ 3,045,154     $  5,575,549
                                                                ============    ===========     ============
Class B Shares..............................................    $ 48,006,447    $ 4,567,550     $  1,288,947
                                                                ============    ===========     ============
Class C Shares..............................................    $ 20,040,813    $   --          $  1,804,819
                                                                ============    ===========     ============
Class II Shares.............................................    $    --         $ 1,798,268     $    --
                                                                ============    ===========     ============
Class K Shares..............................................    $ 11,876,036    $       199     $ 63,081,693
                                                                ============    ===========     ============
Class Y Shares..............................................    $  9,633,522    $   851,504     $ 38,789,632
                                                                ============    ===========     ============
SHARES OUTSTANDING:
Class A Shares..............................................       2,855,398        783,786          529,846
                                                                ============    ===========     ============
Class B Shares..............................................       5,248,832      1,191,558          126,184
                                                                ============    ===========     ============
Class C Shares..............................................       2,181,877        --               174,974
                                                                ============    ===========     ============
Class II Shares.............................................         --             467,903          --
                                                                ============    ===========     ============
Class K Shares..............................................       1,294,392             51        5,989,571
                                                                ============    ===========     ============
Class Y Shares..............................................       1,049,789        217,637        3,651,370
                                                                ============    ===========     ============
CLASS A SHARES:
Net asset value and redemption price per share..............           $9.22          $3.89           $10.52
                                                                ============    ===========     ============
Maximum sales charge........................................            5.50%          5.50%            5.50%
Maximum offering price per share............................           $9.76          $4.12           $11.13
                                                                ============    ===========     ============
CLASS B SHARES:
Net asset value and offering price per share*...............           $9.15          $3.83           $10.21
                                                                ============    ===========     ============
CLASS C SHARES:
Net asset value and offering price per share*...............           $9.19            N/A           $10.31
                                                                ============    ===========     ============
CLASS II SHARES:
Net asset value and offering price per share*...............             N/A          $3.84              N/A
                                                                ============    ===========     ============
Maximum Sales Charge........................................             --            1.00%             --
Maximum offering price per share............................             N/A          $3.88              N/A
                                                                ============    ===========     ============
CLASS K SHARES:
Net asset value, offering price and redemption price per
  share.....................................................           $9.17          $3.90           $10.53
                                                                ============    ===========     ============
CLASS Y SHARES:
Net asset value, offering price and redemption price per
  share.....................................................           $9.18          $3.91           $10.62
                                                                ============    ===========     ============

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------
    MUNDER          MUNDER                          MUNDER
    LARGE-CAP       LARGE-CAP       MUNDER          MIDCAP
    GROWTH          VALUE           MICRO-CAP       SELECT
    FUND            FUND            EQUITY FUND     FUND
---------------------------------------------------------------
    $       (353)   $     (2,706)   $     (1,793)   $      (496)
     (13,146,155)     (4,321,717)     (5,410,340)    (3,208,798)
      (4,714,187)     11,813,844      14,685,792      3,525,379
          46,031          13,631          61,785         23,830
      45,348,347     148,080,840     142,814,020     31,545,593
    ------------    ------------    ------------    -----------
    $ 27,533,683    $155,583,892    $152,149,464    $31,885,508
    ============    ============    ============    ===========
    $  2,017,097    $  7,179,446    $ 56,222,078    $ 2,236,921
    ============    ============    ============    ===========
    $  4,163,110    $ 11,993,759    $ 49,061,758    $ 2,338,719
    ============    ============    ============    ===========
    $    --         $  3,733,434    $ 28,049,746    $   --
    ============    ============    ============    ===========
    $  7,982,651    $    --         $    --         $ 1,297,016
    ============    ============    ============    ===========
    $      3,286    $ 55,231,722    $  5,300,389    $   --
    ============    ============    ============    ===========
    $ 13,367,539    $ 77,445,531    $ 13,515,493    $26,012,852
    ============    ============    ============    ===========
         334,927         628,605       2,237,868        167,678
    ============    ============    ============    ===========
         702,682       1,062,516       2,035,484        177,973
    ============    ============    ============    ===========
         --              330,937       1,163,305        --
    ============    ============    ============    ===========
       1,351,187         --              --              98,495
    ============    ============    ============    ===========
             545       4,833,117         210,942        --
    ============    ============    ============    ===========
       2,213,712       6,776,111         530,928      1,938,888
    ============    ============    ============    ===========
           $6.02          $11.42          $25.12         $13.34
    ============    ============    ============    ===========
            5.50%           5.50%           5.50%          5.50%
           $6.37          $12.08          $26.58         $14.12
    ============    ============    ============    ===========
           $5.92          $11.29          $24.10         $13.14
    ============    ============    ============    ===========
             N/A          $11.28          $24.11            N/A
    ============    ============    ============    ===========
           $5.91             N/A             N/A         $13.17
    ============    ============    ============    ===========
            1.00%            --              --            1.00%
           $5.97             N/A             N/A         $13.30
    ============    ============    ============    ===========
           $6.03          $11.43          $25.13            N/A
    ============    ============    ============    ===========
           $6.04          $11.43          $25.46         $13.42
    ============    ============    ============    ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                         EQUITY FUNDS
                                                         --------------------------------------------------------
                                                                                       MUNDER
                                                         MUNDER                        REAL ESTATE
                                                         MULTI-SEASON   MUNDER         EQUITY        MUNDER
                                                         GROWTH         POWER PLUS     INVESTMENT    SMALL-CAP
                                                         FUND           FUND           FUND          VALUE FUND
                                                         --------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed/(Accumulated) net investment
  income/(loss)........................................  $     (6,022)  $     (2,265)  $      (889)  $     (1,327)
Accumulated net realized gain/(loss) on investments
  sold.................................................   (34,062,280)   (27,172,139)   (8,131,236)       198,275
Net unrealized appreciation/(depreciation) of
  investments..........................................    23,294,807    (29,843,088)   12,374,026     16,021,440
Par value..............................................       213,383        143,980        41,383         67,439
Paid-in capital in excess of par value.................   261,544,059    162,986,851    56,375,457     97,302,857
                                                         ------------   ------------   -----------   ------------
                                                         $250,983,947   $106,113,339   $60,658,741   $113,588,684
                                                         ============   ============   ===========   ============
NET ASSETS:
Class A Shares.........................................  $ 32,254,762   $ 33,446,029   $ 3,441,209   $ 15,143,193
                                                         ============   ============   ===========   ============
Class B Shares.........................................  $ 12,601,520   $ 50,354,149   $ 4,568,939   $ 35,504,622
                                                         ============   ============   ===========   ============
Class C Shares.........................................  $  4,153,397   $    --        $ 1,252,096   $ 11,288,795
                                                         ============   ============   ===========   ============
Class II Shares........................................  $    --        $ 20,917,374   $   --        $    --
                                                         ============   ============   ===========   ============
Class K Shares.........................................  $121,484,967   $     43,307   $ 2,330,765   $  6,530,129
                                                         ============   ============   ===========   ============
Class Y Shares.........................................  $ 80,489,301   $  1,352,480   $49,065,732   $ 45,121,945
                                                         ============   ============   ===========   ============
SHARES OUTSTANDING:
Class A Shares.........................................     2,752,728      4,506,026       234,858        893,485
                                                         ============   ============   ===========   ============
Class B Shares.........................................     1,171,940      6,857,972       312,587      2,128,844
                                                         ============   ============   ===========   ============
Class C Shares.........................................       382,972        --             85,151        678,912
                                                         ============   ============   ===========   ============
Class II Shares........................................       --           2,846,508       --             --
                                                         ============   ============   ===========   ============
Class K Shares.........................................    10,347,761          5,835       159,319        385,784
                                                         ============   ============   ===========   ============
Class Y Shares.........................................     6,682,913        181,629     3,346,430      2,656,865
                                                         ============   ============   ===========   ============
CLASS A SHARES:
Net asset value and redemption price per share.........        $11.72          $7.42        $14.65         $16.95
                                                         ============   ============   ===========   ============
Maximum sales charge...................................          5.50%          5.50%         5.50%          5.50%
Maximum offering price per share.......................        $12.40          $7.85        $15.50         $17.94
                                                         ============   ============   ===========   ============
CLASS B SHARES:
Net asset value and offering price per share*..........        $10.75          $7.34        $14.62         $16.68
                                                         ============   ============   ===========   ============
CLASS C SHARES:
Net asset value and offering price per share*..........        $10.85            N/A        $14.70         $16.63
                                                         ============   ============   ===========   ============
CLASS II SHARES:
Net asset value and offering price per share*..........           N/A          $7.35           N/A            N/A
                                                         ============   ============   ===========   ============
Maximum Sales Charge...................................            --           1.00%           --             --
Maximum offering price per share.......................           N/A          $7.42           N/A            N/A
                                                         ============   ============   ===========   ============
CLASS K SHARES:
Net asset value, offering price and redemption price
  per share............................................        $11.74          $7.42        $14.63         $16.93
                                                         ============   ============   ===========   ============
CLASS Y SHARES:
Net asset value, offering price and redemption price
  per share............................................        $12.04          $7.45        $14.66         $16.98
                                                         ============   ============   ===========   ============

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------------------
    MUNDER          MUNDER                           MUNDER
    SMALL           FRAMLINGTON     MUNDER           FRAMLINGTON
    COMPANY         EMERGING        FRAMLINGTON      INTERNATIONAL
    GROWTH          MARKETS         HEALTHCARE       GROWTH
    FUND            FUND            FUND             FUND
------------------------------------------------------------------
    $     (1,327)   $   (179,678)   $     (25,592)   $   (175,316)
     (54,847,444)    (23,980,989)     (54,740,157)    (15,211,853)
         396,551      (2,376,046)    (171,388,673)       (868,520)
           5,427           3,053           17,146           4,645
     115,836,482      52,645,466      494,877,530      55,647,663
    ------------    ------------    -------------    ------------
    $ 61,389,689    $ 26,111,806    $ 268,740,254    $ 39,396,619
    ============    ============    =============    ============
    $  6,288,002    $  1,835,612    $  81,128,589    $  1,240,069
    ============    ============    =============    ============
    $  4,397,354    $  1,516,152    $ 119,252,651    $    621,413
    ============    ============    =============    ============
    $  1,728,729    $    366,611    $  61,925,446    $    384,131
    ============    ============    =============    ============
    $    --         $    --         $    --          $    --
    ============    ============    =============    ============
    $ 10,505,693    $ 14,822,667    $     436,523    $  1,094,510
    ============    ============    =============    ============
    $ 38,469,911    $  7,570,764    $   5,997,045    $ 36,056,496
    ============    ============    =============    ============
         552,797         211,485        5,034,395         146,449
    ============    ============    =============    ============
         423,959         180,502        7,709,494          76,301
    ============    ============    =============    ============
         163,919          44,066        4,007,162          47,012
    ============    ============    =============    ============
         --              --              --               --
    ============    ============    =============    ============
         938,580       1,731,698           27,136         130,017
    ============    ============    =============    ============
       3,348,053         885,509          367,497       4,245,177
    ============    ============    =============    ============
          $11.37           $8.68           $16.11           $8.47
    ============    ============    =============    ============
            5.50%           5.50%            5.50%           5.50%
          $12.03           $9.19           $17.05           $8.96
    ============    ============    =============    ============
          $10.37           $8.40           $15.47           $8.14
    ============    ============    =============    ============
          $10.55           $8.32           $15.45           $8.17
    ============    ============    =============    ============
             N/A             N/A              N/A             N/A
    ============    ============    =============    ============
             --              --               --              --
             N/A             N/A              N/A             N/A
    ============    ============    =============    ============
          $11.19           $8.56           $16.09           $8.42
    ============    ============    =============    ============
          $11.49           $8.55           $16.32           $8.49
    ============    ============    =============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Operations, Year Ended June 30, 2002

--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ---------------------------------------------
                                                                MUNDER          MUNDER          MUNDER
                                                                BALANCED        BIO(TECH)(2)    INTERNATIONAL
                                                                FUND            FUND            EQUITY FUND
                                                                ---------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $  2,753,396    $    12,010     $     39,731
Dividends(a)................................................         725,137        --             2,566,664
Securities lending..........................................          46,466        --               202,149
                                                                ------------    -----------     ------------
      Total Investment Income...............................       3,524,999         12,010        2,808,544
                                                                ------------    -----------     ------------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares............................................          60,204         11,008           16,152
  Class B Shares............................................         484,620         62,478           16,804
  Class C shares............................................         217,465        --                21,706
  Class II shares...........................................         --              28,857          --
Shareholder servicing fees:
  Class K Shares............................................          35,597             12          169,540
Investment advisory fees....................................         775,066        184,911          895,179
Administration fees.........................................         128,623         15,828          128,393
Transfer agency/record keeping fees.........................         204,361         87,286           32,426
Custody fees................................................          84,809         19,268          154,072
Legal and audit fees........................................          23,798          3,161           36,232
Trustees'/Directors' fees and expenses......................           6,121            974            7,505
Registration and filing fees................................          50,962         40,916           43,794
Other.......................................................          61,766          6,757           51,836
                                                                ------------    -----------     ------------
      Total Expenses........................................       2,133,392        461,456        1,573,639
Fees waived and/or expenses reimbursed by investment advisor
  and/or transfer agent.....................................          (3,433)       (63,114)          (1,385)
                                                                ------------    -----------     ------------
Net Expenses................................................       2,129,959        398,342        1,572,254
                                                                ------------    -----------     ------------
NET INVESTMENT INCOME/(LOSS)................................       1,395,040       (386,332)       1,236,290
                                                                ------------    -----------     ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................     (11,083,079)    (2,366,285)      (8,611,181)
  Foreign currency transactions.............................         --              (6,052)          (3,091)
Net change in unrealized appreciation/(depreciation) of:
  Securities................................................      (1,805,530)    (7,003,878)     (10,057,453)
  Foreign currency and net assets translations..............         --               1,492            1,807
  Options written...........................................         --             --               --
                                                                ------------    -----------     ------------
Net realized and unrealized loss on investments.............     (12,888,609)    (9,374,723)     (18,669,918)
                                                                ------------    -----------     ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(11,493,569)   $(9,761,055)    $(17,433,628)
                                                                ============    ===========     ============

------------
(a) Net of foreign withholding taxes of $1,697, $256,215, $4,692, $936 for Munder Balanced Fund, Munder International Equity Fund Munder Large-Cap Value Fund and Munder Micro-Cap Equity Fund, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------
    MUNDER          MUNDER                         MUNDER
    LARGE-CAP       LARGE-CAP       MUNDER         MIDCAP
    GROWTH          VALUE           MICRO-CAP      SELECT
    FUND            FUND            EQUITY FUND    FUND
--------------------------------------------------------------
    $      9,590    $     61,115    $    95,274    $    28,893
         140,692       2,651,979        317,503        134,884
         --               14,997        241,477        --
    ------------    ------------    -----------    -----------
         150,282       2,728,091        654,254        163,777
    ------------    ------------    -----------    -----------
           3,327          16,673        107,480          6,014
          24,032         117,614        399,631         18,982
         --               38,237        203,160        --
          44,719         --             --               9,521
               1         168,191         13,977        --
         166,135       1,264,588      1,211,248        236,107
          24,019         181,688        131,194         33,953
          31,980          84,416        202,500         26,919
          20,741          37,437         51,442         18,805
           4,106          34,988         22,936          6,117
           1,282          10,424          7,039          1,847
          35,915          44,643         45,649         41,029
          14,043          78,907         43,703          6,968
    ------------    ------------    -----------    -----------
         370,300       2,077,806      2,439,959        406,262
          (1,833)         (2,341)        (7,623)          (678)
    ------------    ------------    -----------    -----------
         368,467       2,075,465      2,432,336        405,584
    ------------    ------------    -----------    -----------
        (218,185)        652,626     (1,778,082)      (241,807)
    ------------    ------------    -----------    -----------
      (6,920,697)     (3,605,499)       (12,164)    (2,996,283)
         --                  139        --             --
      (1,899,484)    (13,300,469)       (65,274)       623,282
         --                  515             79        --
         --              --             (31,505)       --
    ------------    ------------    -----------    -----------
      (8,820,181)    (16,905,314)      (108,864)    (2,373,001)
    ------------    ------------    -----------    -----------
    $ (9,038,366)   $(16,252,688)   $(1,886,946)   $(2,614,808)
    ============    ============    ===========    ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Operations, Year Ended June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                            EQUITY FUNDS
                                                            ---------------------------------------------------------
                                                                                            MUNDER
                                                            MUNDER                          REAL ESTATE    MUNDER
                                                            MULTI-SEASON    MUNDER          EQUITY         SMALL-CAP
                                                            GROWTH          POWER PLUS      INVESTMENT     VALUE
                                                            FUND            FUND            FUND           FUND
                                                            ---------------------------------------------------------
INVESTMENT INCOME:
Interest................................................    $    102,805    $     60,593    $   43,259     $   89,377
Dividends(a)............................................       3,571,981         738,087     3,114,304      1,627,694
Securities lending......................................          37,859         --             --             70,853
                                                            ------------    ------------    ----------     ----------
      Total Investment Income...........................       3,712,645         798,680     3,157,563      1,787,924
                                                            ------------    ------------    ----------     ----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares........................................         101,962         111,797         7,902         26,883
  Class B Shares........................................         189,732         617,103        34,210        237,291
  Class C shares........................................          60,120         --              9,933         72,938
  Class II shares.......................................         --              245,872        --             --
Shareholder servicing fees:
  Class K Shares........................................         396,391             129         4,450         17,981
Investment advisory fees................................       2,727,808         995,733       422,244        682,408
Administration fees.....................................         390,886         142,595        61,553         98,459
Transfer agency/record keeping fees.....................          59,505         571,997         7,453        126,095
Custody fees............................................          55,768          51,945           650         40,166
Legal and audit fees....................................          75,493          28,493        11,643         17,193
Trustees'/Directors' fees and expenses..................          23,572           9,479         3,468          5,322
Registration and filing fees............................          50,841          89,760        38,054         43,206
Amortization of organization costs......................         --              --             --             --
Other...................................................         127,402         113,262           808         47,270
                                                            ------------    ------------    ----------     ----------
      Total Expenses....................................       4,259,480       2,978,165       602,368      1,415,212
Fees waived and/or expenses reimbursed by investment
  advisor and/or transfer agent.........................          (1,979)         (5,205)         (857)        (4,097)
                                                            ------------    ------------    ----------     ----------
Net Expenses............................................       4,257,501       2,972,960       601,511      1,411,115
                                                            ------------    ------------    ----------     ----------
NET INVESTMENT INCOME/(LOSS)............................        (544,856)     (2,174,280)    2,556,052        376,809
                                                            ------------    ------------    ----------     ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions(b)..............................     (34,062,280)    (25,994,213)      172,657      5,454,305
  Foreign currency transactions.........................         --                 (774)       --             --
  Options written.......................................         --              --             --            247,744
Net change in unrealized appreciation/(depreciation) of:
  Securities............................................     (50,524,606)    (11,794,939)    6,179,063      2,242,026
  Foreign currency and net assets translations..........         --                   75        --             --
  Options written.......................................         --              --             --            298,713
                                                            ------------    ------------    ----------     ----------
Net realized and unrealized gain/(loss) on
  investments...........................................     (84,586,886)    (37,789,851)    6,351,720      8,242,788
                                                            ------------    ------------    ----------     ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................    $(85,131,742)   $(39,964,131)   $8,907,772     $8,619,597
                                                            ============    ============    ==========     ==========

------------
(a) Net of foreign withholding taxes of $28,980, $24,336, $39,033, $10,557 and $92,396 for Munder Multi-Season Growth Fund, Munder Power Plus Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.

(b) Net of foreign taxes paid of $56,715 for Munder Framlington Emerging Markets Fund.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
    MUNDER          MUNDER                          MUNDER
    SMALL           FRAMLINGTON    MUNDER           FRAMLINGTON
    COMPANY         EMERGING       FRAMLINGTON      INTERNATIONAL
    GROWTH          MARKETS        HEALTHCARE       GROWTH
    FUND            FUND           FUND             FUND
-----------------------------------------------------------------
    $     18,647     $  35,591     $      50,754     $    16,449
         195,767       596,104           291,696         768,222
         120,286        --              --               --
    ------------     ---------     -------------     -----------
         334,700       631,695           342,450         784,671
    ------------     ---------     -------------     -----------
          20,820         5,040           307,629           3,180
          52,315        14,492         1,693,542           7,732
          20,879         3,645           909,927           5,176
         --             --              --               --
          39,346        47,014             1,809           6,869
         598,665       397,052         3,563,750         474,634
          85,670        34,145           419,065          50,927
          42,139        27,253         1,018,979          20,708
          37,991         2,481           182,419         130,634
          17,975         9,477           116,385          13,996
           5,358         1,989            23,744           2,935
          41,012        42,571            82,544          48,357
         --                649               562           2,978
          36,126        26,348           322,217          21,143
    ------------     ---------     -------------     -----------
         998,296       612,156         8,642,572         789,269
          (1,631)       (1,750)         (336,121)        (83,299)
    ------------     ---------     -------------     -----------
         996,665       610,406         8,306,451         705,970
    ------------     ---------     -------------     -----------
        (661,965)       21,289        (7,964,001)         78,701
    ------------     ---------     -------------     -----------
     (21,306,793)     (898,497)      (54,738,716)     (9,258,066)
         --           (219,572)         (124,296)       (218,089)
         --             --              --               --
      (2,132,652)      557,243      (117,777,139)      1,534,481
         --             (1,080)           21,417          20,328
         --             --              --               --
    ------------     ---------     -------------     -----------
     (23,439,445)     (561,906)     (172,618,734)     (7,921,346)
    ------------     ---------     -------------     -----------
    $(24,101,410)    $(540,617)    $(180,582,735)    $(7,842,645)
    ============     =========     =============     ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2002

--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ---------------------------------------------
                                                                MUNDER          MUNDER          MUNDER
                                                                BALANCED        BIO(TECH)(2)    INTERNATIONAL
                                                                FUND            FUND            EQUITY FUND
                                                                ---------------------------------------------
Net investment income/(loss)................................    $  1,395,040    $  (386,332)    $  1,236,290
Net realized loss on investments sold.......................     (11,083,079)    (2,372,337)      (8,614,272)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................      (1,805,530)    (7,002,386)     (10,055,646)
                                                                ------------    -----------     ------------
Net decrease in net assets resulting from operations........     (11,493,569)    (9,761,055)     (17,433,628)
Dividends to shareholders from net investment income:
  Class A Shares............................................        (376,710)       --               (15,374)
  Class B Shares............................................        (405,576)       --                  (989)
  Class C Shares............................................        (178,490)       --                (1,208)
  Class K Shares............................................        (215,782)       --              (218,398)
  Class Y Shares............................................        (200,024)       --              (206,502)
Distributions to shareholders from net realized gains:
  Class A Shares............................................         --             --               --
  Class B Shares............................................         --             --               --
  Class C Shares............................................         --             --               --
  Class K Shares............................................         --             --               --
  Class Y Shares............................................         --             --               --
Net increase/(decrease) in net assets from Fund share
  transactions:
  Class A Shares............................................       8,280,654        476,949       (2,184,343)
  Class B Shares............................................       5,891,001      1,043,123         (626,722)
  Class C Shares............................................      (1,972,014)       --            (1,328,920)
  Class II Shares...........................................         --            (153,271)         --
  Class K Shares............................................      (4,282,213)       (16,564)      (7,315,475)
  Class Y Shares............................................          (3,119)      (160,859)      (2,628,057)
Shareholder transaction fees................................         --             --                10,478
                                                                ------------    -----------     ------------
Net increase/(decrease) in net assets.......................      (4,955,842)    (8,571,677)     (31,949,138)
NET ASSETS
Beginning of period.........................................     120,848,782     18,834,352      142,489,778
                                                                ------------    -----------     ------------
End of period...............................................    $115,892,940    $10,262,675     $110,540,640
                                                                ============    ===========     ============
Undistributed/(Accumulated) net investment income/(loss)....    $     20,748    $   (16,473)    $    785,817
                                                                ============    ===========     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------
    MUNDER          MUNDER                          MUNDER
    LARGE-CAP       LARGE-CAP       MUNDER          MIDCAP
    GROWTH          VALUE           MICRO-CAP       SELECT
    FUND            FUND            EQUITY FUND     FUND
---------------------------------------------------------------
    $   (218,185)   $    652,626    $ (1,778,082)   $  (241,807)
      (6,920,697)     (3,605,360)        (12,164)    (2,996,283)
      (1,899,484)    (13,299,954)        (96,700)       623,282
    ------------    ------------    ------------    -----------
      (9,038,366)    (16,252,688)     (1,886,946)    (2,614,808)
         --              (20,943)        --             --
         --              --              --             --
         --              --              --             --
         --             (186,098)        --             --
         --             (435,498)        --             --
         --             (203,589)        --             --
         --             (356,859)        --             --
         --             (116,053)        --             --
         --           (2,365,351)        --             --
         --           (2,497,070)        --             --
       1,276,612       1,463,721      22,047,581         83,639
       3,314,117       2,769,926      10,066,835        879,885
         --              461,766       9,504,975        --
       8,335,710         --              --             594,529
           3,744     (16,321,185)     (1,461,165)       --
       3,947,788       8,125,857         911,645      2,298,784
         --              --                3,277        --
    ------------    ------------    ------------    -----------
       7,839,605     (25,934,064)     39,186,202      1,242,029
      19,694,078     181,517,956     112,963,262     30,643,479
    ------------    ------------    ------------    -----------
    $ 27,533,683    $155,583,892    $152,149,464    $31,885,508
    ============    ============    ============    ===========
    $       (353)   $     (2,706)   $     (1,793)   $      (496)
    ============    ============    ============    ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                       EQUITY FUNDS
                                                       ------------------------------------------------------------
                                                                                        MUNDER
                                                       MUNDER                           REAL ESTATE
                                                       MULTI-SEASON     MUNDER          EQUITY         MUNDER
                                                       GROWTH           POWER PLUS      INVESTMENT     SMALL-CAP
                                                       FUND             FUND            FUND           VALUE FUND
                                                       ------------------------------------------------------------
Net investment income/(loss).......................    $    (544,856)   $ (2,174,280)   $ 2,556,052    $    376,809
Net realized gain/(loss) on investments sold.......      (34,062,280)    (25,994,987)       172,657       5,702,049
Net change in unrealized
  appreciation/(depreciation) of investments.......      (50,524,606)    (11,794,864)     6,179,063       2,540,739
                                                       -------------    ------------    -----------    ------------
Net increase/(decrease) in net assets resulting
  from operations..................................      (85,131,742)    (39,964,131)     8,907,772       8,619,597
Dividends to shareholders from net investment
  income:
  Class A Shares...................................         --               --            (117,536)        (28,182)
  Class B Shares...................................         --               --            (101,133)         (7,018)
  Class C Shares...................................         --               --             (28,676)         (2,198)
  Class K Shares...................................         --               --             (66,063)        (26,941)
  Class Y Shares...................................         --               --          (1,882,994)       (184,808)
Distributions to shareholders from net realized
  gains:
  Class A Shares...................................       (1,615,278)       (341,393)       --             (501,945)
  Class B Shares...................................         (871,792)       (458,727)       --           (1,164,328)
  Class C Shares...................................         (279,408)        --             --             (370,060)
  Class II Shares..................................         --              (175,983)       --              --
  Class K Shares...................................       (6,446,974)           (375)       --             (474,271)
  Class Y Shares...................................       (5,499,441)        (12,994)       --           (2,424,282)
Distributions to shareholders from capital:
  Class A Shares...................................             (327)           (551)       (40,347)        --
  Class B Shares...................................             (176)           (741)       (43,674)        --
  Class C Shares...................................              (56)        --             (12,679)        --
  Class II Shares..................................         --                  (284)       --              --
  Class K Shares...................................           (1,303)             (1)       (22,733)        --
  Class Y Shares...................................           (1,112)            (21)      (608,928)        --
Net increase/(decrease) in net assets from Fund
  share transactions:
  Class A Shares...................................       (4,591,165)    (11,688,549)       (39,352)      6,724,339
  Class B Shares...................................       (7,587,983)     (4,271,095)       620,903      19,415,795
  Class C Shares...................................       (1,837,602)        --             208,147       6,177,845
  Class II Shares..................................         --            (1,385,520)       --              --
  Class K Shares...................................      (30,527,633)         (4,428)       432,495      (3,125,759)
  Class Y Shares...................................      (41,404,345)       (167,204)    (5,404,513)     (1,374,302)
                                                       -------------    ------------    -----------    ------------
Net increase/(decrease) in net assets..............     (185,796,337)    (58,471,997)     1,800,689      31,253,482
NET ASSETS
Beginning of period................................      436,780,284     164,585,336     58,858,052      82,335,202
                                                       -------------    ------------    -----------    ------------
End of period......................................    $ 250,983,947    $106,113,339    $60,658,741    $113,588,684
                                                       =============    ============    ===========    ============
Undistributed/(Accumulated) net investment
  income/(loss)....................................    $      (6,022)   $     (2,265)   $      (889)   $     (1,327)
                                                       =============    ============    ===========    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------------------
    MUNDER          MUNDER                           MUNDER
    SMALL           FRAMLINGTON     MUNDER           FRAMLINGTON
    COMPANY         EMERGING        FRAMLINGTON      INTERNATIONAL
    GROWTH          MARKETS         HEALTHCARE       GROWTH
    FUND            FUND            FUND             FUND
------------------------------------------------------------------
    $   (661,965)   $     21,289    $  (7,964,001)   $     78,701
     (21,306,793)     (1,118,069)     (54,863,012)     (9,476,155)
      (2,132,652)        556,163     (117,755,722)      1,554,809
    ------------    ------------    -------------    ------------
     (24,101,410)       (540,617)    (180,582,735)     (7,842,645)
         --              --              --               --
         --              --              --               --
         --              --              --               --
         --              --              --               --
         --              --              --               --
         --              --              --               (13,372)
         --              --              --               (10,732)
         --              --              --                (6,541)
         --              --              --               --
         --              --              --               (48,568)
         --              --              --              (527,219)
         --                 (652)        --                    (5)
         --              --              --                    (4)
         --              --              --                    (3)
         --              --              --               --
         --               (9,619)        --                   (19)
         --              (24,936)        --                  (208)
      (2,193,776)       (371,516)     (29,774,431)       (202,729)
        (667,423)        (25,619)     (26,523,054)       (257,822)
        (225,127)        (56,781)     (18,271,698)       (368,627)
         --              --              --               --
      (9,932,939)    (11,081,843)        (232,208)     (2,940,847)
      (9,641,575)     (4,078,981)        (186,732)     (6,880,954)
    ------------    ------------    -------------    ------------
     (46,762,250)    (16,190,564)    (255,570,858)    (19,100,295)
     108,151,939      42,302,370      524,311,112      58,496,914
    ------------    ------------    -------------    ------------
    $ 61,389,689    $ 26,111,806    $ 268,740,254    $ 39,396,619
    ============    ============    =============    ============
    $     (1,327)   $   (179,678)   $     (25,592)   $   (175,316)
    ============    ============    =============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2001

--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ---------------------------------------------
                                                                MUNDER          MUNDER          MUNDER
                                                                BALANCED        BIO(TECH)(2)    INTERNATIONAL
                                                                FUND            FUND(A)         EQUITY FUND
                                                                ---------------------------------------------
Net investment income/(loss)................................    $  1,310,015    $  (232,167)    $  1,175,814
Net realized gain/(loss) on investments sold................      (4,289,163)    (1,323,003)       5,066,816
Net change in unrealized appreciation/(depreciation) of
  investments...............................................        (270,927)       648,357      (59,894,146)
                                                                ------------    -----------     ------------
Net increase/(decrease) in net assets resulting from
  operations................................................      (3,250,075)      (906,813)     (53,651,516)
Dividends to shareholders from net investment income:
  Class A Shares............................................        (298,066)       --               (70,206)
  Class B Shares............................................        (310,979)       --                (9,634)
  Class C Shares............................................        (163,544)       --               (11,047)
  Class K Shares............................................        (345,835)       --              (654,360)
  Class Y Shares............................................        (162,015)       --              (524,437)
Distributions to shareholders from net realized gains:
  Class A Shares............................................      (1,417,450)       --              (838,892)
  Class B Shares............................................      (2,055,880)       --              (331,651)
  Class C Shares............................................      (1,110,296)       --              (287,866)
  Class II Shares...........................................         --             --               --
  Class K Shares............................................      (2,567,541)       --            (7,788,282)
  Class Y Shares............................................        (670,037)       --            (5,178,340)
Distributions to shareholders in excess of net realized
  gains:
  Class A Shares............................................        (297,567)       --               --
  Class B Shares............................................        (431,593)       --               --
  Class C Shares............................................        (233,086)       --               --
  Class II Shares...........................................         --             --               --
  Class K Shares............................................        (539,007)       --               --
  Class Y Shares............................................        (140,662)       --               --
Distributions to shareholders from capital:
  Class A Shares............................................         --             --               --
  Class B Shares............................................         --             --               --
  Class C Shares............................................         --             --               --
  Class K Shares............................................         --             --               --
  Class Y Shares............................................         --             --               --
Net increase/(decrease) in net assets from Fund share
  transactions:
  Class A Shares............................................      17,335,271      5,951,862        1,694,052
  Class B Shares............................................      41,626,189      8,216,006          271,712
  Class C Shares............................................      21,433,996        --             1,000,667
  Class II Shares...........................................         --           4,196,370          --
  Class K Shares............................................      (2,327,960)        15,010         (241,573)
  Class Y Shares............................................       6,694,434      1,361,917       (7,308,125)
                                                                ------------    -----------     ------------
Net increase/(decrease) in net assets.......................      70,768,297     18,834,352      (73,929,498)
NET ASSETS
Beginning of period.........................................      50,080,485        --           216,419,276
                                                                ------------    -----------     ------------
End of period...............................................    $120,848,782    $18,834,352     $142,489,778
                                                                ============    ===========     ============
Undistributed/(Accumulated) net investment income/(loss)....    $     (8,935)   $   (12,860)    $    --
                                                                ============    ===========     ============

------------
(a) The Munder Bio(Tech)(2) Fund commenced operations on November 1, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------
    MUNDER         MUNDER                          MUNDER
    LARGE-CAP      LARGE-CAP       MUNDER          MIDCAP
    GROWTH         VALUE           MICRO-CAP       SELECT
    FUND           FUND            EQUITY FUND     FUND
--------------------------------------------------------------
    $  (129,732)   $  1,117,167    $ (1,890,312)   $  (148,159)
     (2,749,338)      6,488,236      (4,886,717)       386,118
     (3,990,150)     20,359,428      (7,620,902)     1,059,818
    -----------    ------------    ------------    -----------
     (6,869,220)     27,964,831     (14,397,931)     1,297,777
        --              (32,909)        --             --
        --               (5,002)        --             --
        --               (1,851)        --             --
        --             (498,615)        --             --
        --             (601,190)        --             --
        (77,555)       (214,268)     (1,466,675)       (51,731)
        (41,110)       (161,890)     (1,735,381)       (30,830)
        --              (45,035)       (779,269)       --
        (35,414)        --              --             (14,775)
        --           (4,067,360)       (254,501)       --
       (510,503)     (2,868,122)       (787,942)    (1,602,906)
        (67,926)        --              --             (21,120)
        (36,006)        --              --             (12,585)
        --              --              --             --
        (31,017)        --              --              (6,032)
        --              --              --             --
       (447,119)        --              --            (110,664)
        --              --              (12,035)       --
        --              --              (14,240)       --
        --              --               (6,395)       --
        --              --               (2,088)       --
        --              --               (6,466)       --
      2,343,117         974,619       2,978,451      2,386,702
      2,713,283       6,546,336       1,593,523      1,663,900
        --            2,595,419       1,691,995        --
      2,850,123         --              --             846,196
        --          (40,301,639)      1,461,425        --
      6,656,039      (1,612,268)     (6,458,124)    13,275,808
    -----------    ------------    ------------    -----------
      6,446,692     (12,328,944)    (18,195,653)    17,619,740
     13,247,386     193,846,900     131,158,915     13,023,739
    -----------    ------------    ------------    -----------
    $19,694,078    $181,517,956    $112,963,262    $30,643,479
    ===========    ============    ============    ===========
    $   --         $     10,896    $    --         $   --
    ===========    ============    ============    ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2001
                         (Continued)

--------------------------------------------------------------------------------

                                                       EQUITY FUNDS
                                                       ------------------------------------------------------------
                                                                                        MUNDER
                                                       MUNDER                           REAL ESTATE
                                                       MULTI-SEASON     MUNDER          EQUITY          MUNDER
                                                       GROWTH           POWER PLUS      INVESTMENT      SMALL-CAP
                                                       FUND             FUND(A)         FUND            VALUE FUND
                                                       ------------------------------------------------------------
Net investment income/(loss).......................    $  (1,379,521)   $   (228,333)   $  2,195,897    $   583,926
Net realized gain/(loss) on investments sold.......       43,034,704         (52,185)        798,666      5,026,963
Net change in unrealized
  appreciation/(depreciation) of investments.......     (116,925,798)    (18,048,224)      5,200,969     13,747,104
                                                       -------------    ------------    ------------    -----------
Net increase/(decrease) in net assets resulting
  from operations..................................      (75,270,615)    (18,328,742)      8,195,532     19,357,993
Dividends to shareholders from net investment
  income:
  Class A Shares...................................         --               --             (101,137)       (42,140)
  Class B Shares...................................         --               --              (91,725)        (5,297)
  Class C Shares...................................         --               --              (21,490)        (2,136)
  Class K Shares...................................         --               --              (59,742)       (80,828)
  Class Y Shares...................................         --               --           (1,921,803)      (401,471)
Distributions to shareholders from net realized
  gains:
  Class A Shares...................................       (7,125,386)        --              --             --
  Class B Shares...................................       (4,094,226)        --              --             --
  Class C Shares...................................       (1,153,653)        --              --             --
  Class K Shares...................................      (28,538,641)        --              --             --
  Class Y Shares...................................      (23,294,066)        --              --             --
Distributions to shareholders in excess of net
  realized gains:
  Class A Shares...................................         --               --              --             --
  Class B Shares...................................         --               --              --             --
  Class C Shares...................................         --               --              --             --
  Class K Shares...................................         --               --              --             --
  Class Y Shares...................................         --               --              --             --
Distributions to shareholders from capital:
  Class A Shares...................................         --               --              (44,302)       --
  Class B Shares...................................         --               --              (50,354)       --
  Class C Shares...................................         --               --              (11,666)       --
  Class K Shares...................................         --               --              (25,483)       --
  Class Y Shares...................................         --               --             (770,175)       --
Net increase/(decrease) in net assets from Fund
  share transactions:
  Class A Shares...................................       (1,852,179)     65,767,175        (881,783)     2,953,671
  Class B Shares...................................       (2,018,916)     81,654,814          18,463     10,279,057
  Class C Shares...................................          169,994         --              199,681      2,744,074
  Class II Shares..................................         --            33,379,802         --             --
  Class K Shares...................................      (21,765,683)         68,010         344,169     (8,969,870)
  Class Y Shares...................................      (41,306,397)      2,044,277     (10,489,717)     1,525,847
                                                       -------------    ------------    ------------    -----------
Net increase/(decrease) in net assets..............     (206,249,768)    164,585,336      (5,711,532)    27,358,900
NET ASSETS
Beginning of period................................      643,030,052         --           64,569,584     54,976,302
                                                       -------------    ------------    ------------    -----------
End of period......................................    $ 436,780,284    $164,585,336    $ 58,858,052    $82,335,202
                                                       =============    ============    ============    ===========
Undistributed/(Accumulated) net investment
  income/(loss)....................................    $    --          $    --         $    --         $    76,361
                                                       =============    ============    ============    ===========

------------
(a) The Munder Power Plus Fund commenced operations on March 13, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------------------
    MUNDER          MUNDER                           MUNDER
    SMALL           FRAMLINGTON     MUNDER           FRAMLINGTON
    COMPANY         EMERGING        FRAMLINGTON      INTERNATIONAL
    GROWTH          MARKETS         HEALTHCARE       GROWTH
    FUND            FUND            FUND             FUND
------------------------------------------------------------------
    $   (897,963)   $   (269,985)   $  (8,849,333)   $    (66,113)
     (27,932,760)    (18,072,171)      17,522,955      (5,269,533)
     (12,485,260)     (5,486,895)    (104,381,462)    (20,836,970)
    ------------    ------------    -------------    ------------
     (41,315,983)    (23,829,051)     (95,707,840)    (26,172,616)
         --               (9,761)        --               --
         --              --              --               --
         --              --              --               --
         --             (120,955)        --               --
         --             (171,322)        --               --
        (371,744)        --            (3,958,780)       (226,525)
        (211,643)        --            (4,364,139)       (116,685)
         (83,309)        --            (2,712,504)        (72,127)
      (1,033,702)        --               (13,063)       (219,882)
      (2,477,204)        --              (271,427)     (5,329,938)
        (355,187)        --            (1,399,171)        --
        (202,216)        --            (1,685,353)        --
         (79,599)        --            (1,012,646)        --
        (987,661)        --                (5,439)        --
      (2,366,869)        --              (114,557)        --
         (89,224)        --              --               --
         (50,798)        --              --               --
         (19,996)        --              --               --
        (248,105)        --              --               --
        (594,570)        --              --               --
      (1,177,023)     (1,139,982)     129,602,131         338,082
         647,399        (468,576)     163,770,822          33,291
         169,306        (128,791)      70,480,796         142,876
         --              --              --               --
     (17,120,796)       (300,714)         718,349       3,530,198
     (30,043,014)        (47,939)      (4,848,560)      5,364,819
    ------------    ------------    -------------    ------------
     (98,011,938)    (26,217,091)     248,478,619     (22,728,507)
     206,163,877      68,519,461      275,832,493      81,225,421
    ------------    ------------    -------------    ------------
    $108,151,939    $ 42,302,370    $ 524,311,112    $ 58,496,914
    ============    ============    =============    ============
    $    --         $   (685,283)   $     (80,657)   $   (397,416)
    ============    ============    =============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2002

--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              ---------------------------------------------
                                                                                              MUNDER
                                                              MUNDER          MUNDER          INTERNATIONAL
                                                              BALANCED        BIO(TECH)(2)    EQUITY
                                                              FUND            FUND            FUND
                                                              ---------------------------------------------
AMOUNT
CLASS A SHARES:
Sold........................................................  $ 18,465,118    $ 2,011,632     $ 74,286,963
Issued as reinvestment of dividends.........................       295,705        --                12,316
Proceeds received in merger.................................       --             --               --
Redeemed....................................................   (10,480,169)    (1,534,683)     (76,483,622)
                                                              ------------    -----------     ------------
Net increase/(decrease).....................................  $  8,280,654    $   476,949     $ (2,184,343)
                                                              ============    ===========     ============
CLASS B SHARES:
Sold........................................................  $ 19,731,928    $ 2,735,053     $    396,926
Issued as reinvestment of dividends.........................       272,194        --                   630
Proceeds received in merger.................................       --             --               --
Redeemed....................................................   (14,113,121)    (1,691,930)      (1,024,278)
                                                              ------------    -----------     ------------
Net increase/(decrease).....................................  $  5,891,001    $ 1,043,123     $   (626,722)
                                                              ============    ===========     ============
CLASS C SHARES:
Sold........................................................  $  7,387,207    $   --          $  4,067,936
Issued as reinvestment of dividends.........................       116,468        --                   417
Proceeds received in merger.................................       --             --               --
Redeemed....................................................    (9,475,689)       --            (5,397,273)
                                                              ------------    -----------     ------------
Net increase/(decrease).....................................  $ (1,972,014)   $   --          $ (1,328,920)
                                                              ============    ===========     ============
CLASS II SHARES:
Sold........................................................  $    --         $   913,421     $    --
Proceeds received in merger.................................       --             --               --
Redeemed....................................................       --          (1,066,692)         --
                                                              ------------    -----------     ------------
Net increase/(decrease).....................................  $    --         $  (153,271)    $    --
                                                              ============    ===========     ============
CLASS K SHARES:
Sold........................................................  $  1,730,802    $     5,266     $ 20,842,941
Issued as reinvestment of dividends.........................       --             --                   116
Proceeds received in merger.................................       --             --               --
Redeemed....................................................    (6,013,015)       (21,830)     (28,158,532)
                                                              ------------    -----------     ------------
Net increase/(decrease).....................................  $ (4,282,213)   $   (16,564)    $ (7,315,475)
                                                              ============    ===========     ============
CLASS Y SHARES:
Sold........................................................  $  2,841,282    $   195,809     $  7,054,592
Issued as reinvestment of dividends.........................       114,407        --                 7,133
Proceeds received in merger.................................       --             --               --
Redeemed....................................................    (2,958,808)      (356,668)      (9,689,782)
                                                              ------------    -----------     ------------
Net increase/(decrease).....................................  $     (3,119)   $  (160,859)    $ (2,628,057)
                                                              ============    ===========     ============

------------
(a) The Munder Large-Cap Growth Fund Class K Shares commenced operations on April 30, 2002.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------
    MUNDER         MUNDER          MUNDER          MUNDER
    LARGE-CAP      LARGE-CAP       MICRO-CAP       MIDCAP
    GROWTH         VALUE           EQUITY          SELECT
    FUND(A)        FUND            FUND            FUND
--------------------------------------------------------------
    $   853,113    $  3,631,829    $ 80,670,823    $ 2,997,728
        --              179,109         --             --
      1,568,209         863,888         --             --
     (1,144,710)     (3,211,105)    (58,623,242)    (2,914,089)
    -----------    ------------    ------------    -----------
    $ 1,276,612    $  1,463,721    $ 22,047,581    $    83,639
    ===========    ============    ============    ===========
    $ 1,456,719    $  6,486,319    $ 18,967,729    $ 1,631,445
        --              185,753         --             --
      3,440,568       1,063,442         --             --
     (1,583,170)     (4,965,588)     (8,900,894)      (751,560)
    -----------    ------------    ------------    -----------
    $ 3,314,117    $  2,769,926    $ 10,066,835    $   879,885
    ===========    ============    ============    ===========
    $   --         $  2,211,610    $ 15,675,090    $   --
        --               80,030         --             --
        --              581,561         --             --
        --           (2,411,435)     (6,170,115)       --
    -----------    ------------    ------------    -----------
    $   --         $    461,766    $  9,504,975    $   --
    ===========    ============    ============    ===========
    $ 7,794,866    $    --         $    --         $   967,166
      2,164,413         --              --             --
     (1,623,569)        --              --            (372,637)
    -----------    ------------    ------------    -----------
    $ 8,335,710    $    --         $    --         $   594,529
    ===========    ============    ============    ===========
    $     1,003    $  5,703,346    $    200,338    $   --
        --                1,302         --             --
          3,708         --              --             --
           (967)    (22,025,833)     (1,661,503)       --
    -----------    ------------    ------------    -----------
    $     3,744    $(16,321,185)   $ (1,461,165)   $   --
    ===========    ============    ============    ===========
    $ 4,327,640    $ 13,255,348    $  6,828,410    $ 6,763,312
        --              456,699         --             --
        238,285          79,167         --             --
       (618,137)     (5,665,357)     (5,916,765)    (4,464,528)
    -----------    ------------    ------------    -----------
    $ 3,947,788    $  8,125,857    $    911,645    $ 2,298,784
    ===========    ============    ============    ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2002
                         (Continued)

--------------------------------------------------------------------------------

                                                        EQUITY FUNDS
                                                        ------------------------------------------------------------
                                                                                        MUNDER
                                                        MUNDER                          REAL ESTATE     MUNDER
                                                        MULTI-SEASON    MUNDER          EQUITY          SMALL-CAP
                                                        GROWTH          POWER PLUS      INVESTMENT      VALUE
                                                        FUND            FUND            FUND            FUND
                                                        ------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold................................................    $  9,412,292    $  9,087,109    $  1,132,379    $ 21,923,000
Issued as reinvestment of dividends.................         969,867         253,194          97,697         436,412
Redeemed............................................     (14,973,324)    (21,028,852)     (1,269,428)    (15,635,073)
                                                        ------------    ------------    ------------    ------------
Net increase/(decrease).............................    $ (4,591,165)   $(11,688,549)   $    (39,352)   $  6,724,339
                                                        ============    ============    ============    ============
CLASS B SHARES:
Sold................................................    $  2,718,095    $ 14,784,818    $  2,125,242    $ 27,592,027
Issued as reinvestment of dividends.................         458,312         264,116          65,531         631,405
Redeemed............................................     (10,764,390)    (19,320,029)     (1,569,870)     (8,807,637)
                                                        ------------    ------------    ------------    ------------
Net increase/(decrease).............................    $ (7,587,983)   $ (4,271,095)   $    620,903    $ 19,415,795
                                                        ============    ============    ============    ============
CLASS C SHARES:
Sold................................................    $  1,465,145    $    --         $    629,611    $  8,433,076
Issued as reinvestment of dividends.................         106,550         --               27,762         198,530
Redeemed............................................      (3,409,297)        --             (449,226)     (2,453,761)
                                                        ------------    ------------    ------------    ------------
Net increase/(decrease).............................    $ (1,837,602)   $    --         $    208,147    $  6,177,845
                                                        ============    ============    ============    ============
CLASS II SHARES:
Sold................................................    $    --         $  6,313,636    $    --         $    --
Issued as reinvestment of dividends.................         --              127,555         --              --
Redeemed............................................         --           (7,826,711)        --              --
                                                        ------------    ------------    ------------    ------------
Net decrease........................................    $    --         $ (1,385,520)   $    --         $    --
                                                        ============    ============    ============    ============
CLASS K SHARES:
Sold................................................    $ 21,017,922    $      5,000    $    806,166    $    625,619
Issued as reinvestment of dividends.................          48,414              31             412             498
Redeemed............................................     (51,593,969)         (9,459)       (374,083)     (3,751,876)
                                                        ------------    ------------    ------------    ------------
Net increase/(decrease).............................    $(30,527,633)   $     (4,428)   $    432,495    $ (3,125,759)
                                                        ============    ============    ============    ============
CLASS Y SHARES:
Sold................................................    $ 19,464,168    $    304,662    $  4,299,457    $  7,159,197
Issued as reinvestment of dividends.................         558,197          12,855         579,612         794,366
Redeemed............................................     (61,426,710)       (484,721)    (10,283,582)     (9,327,865)
                                                        ------------    ------------    ------------    ------------
Net decrease........................................    $(41,404,345)   $   (167,204)   $ (5,404,513)   $ (1,374,302)
                                                        ============    ============    ============    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
    MUNDER          MUNDER                          MUNDER
    SMALL           FRAMLINGTON     MUNDER          FRAMLINGTON
    COMPANY         EMERGING        FRAMLINGTON     INTERNATIONAL
    GROWTH          MARKETS         HEALTHCARE      GROWTH
    FUND            FUND            FUND            FUND
-----------------------------------------------------------------
    $ 11,378,064    $ 23,312,038    $ 48,511,146    $ 13,381,615
         --                  513         --               12,083
     (13,571,840)    (23,684,067)    (78,285,577)    (13,596,427)
    ------------    ------------    ------------    ------------
    $ (2,193,776)   $   (371,516)   $(29,774,431)   $   (202,729)
    ============    ============    ============    ============
    $  1,142,985    $    976,593    $ 23,398,083    $     97,679
         --              --              --                7,925
      (1,810,408)     (1,002,212)    (49,921,137)       (363,426)
    ------------    ------------    ------------    ------------
    $   (667,423)   $    (25,619)   $(26,523,054)   $   (257,822)
    ============    ============    ============    ============
    $  1,074,677    $    520,261    $ 14,172,774    $    373,005
         --              --              --                5,388
      (1,299,804)       (577,042)    (32,444,472)       (747,020)
    ------------    ------------    ------------    ------------
    $   (225,127)   $    (56,781)   $(18,271,698)   $   (368,627)
    ============    ============    ============    ============
    $    --         $    --         $    --         $    --
         --              --              --              --
         --              --              --              --
    ------------    ------------    ------------    ------------
    $    --         $    --         $    --         $    --
    ============    ============    ============    ============
    $  1,262,225    $    854,987    $    123,185    $    688,705
         --              --              --               10,759
     (11,195,164)    (11,936,830)       (355,393)     (3,640,311)
    ------------    ------------    ------------    ------------
    $ (9,932,939)   $(11,081,843)   $   (232,208)   $ (2,940,847)
    ============    ============    ============    ============
    $  3,070,660    $  2,545,358    $    550,018    $  5,609,113
         --                1,673         --               69,836
     (12,712,235)     (6,626,012)       (736,750)    (12,559,903)
    ------------    ------------    ------------    ------------
    $ (9,641,575)   $ (4,078,981)   $   (186,732)   $ (6,880,954)
    ============    ============    ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                -------------------------------------------
                                                                                              MUNDER
                                                                MUNDER        MUNDER          INTERNATIONAL
                                                                BALANCED      BIO(TECH)(2)    EQUITY
                                                                FUND          FUND            FUND
                                                                -------------------------------------------
SHARES
CLASS A SHARES:
Shares authorized...........................................     unlimited    115,000,000       unlimited
                                                                ==========    ===========      ==========
Sold........................................................     1,890,243        334,532       6,872,308
Issued as reinvestment of dividends.........................        31,278        --                1,216
Issued in exchange for proceeds received in merger..........        --            --              --
Redeemed....................................................    (1,077,638)      (274,231)     (7,061,986)
                                                                ----------    -----------      ----------
Net increase/(decrease).....................................       843,883         60,301        (188,462)
                                                                ==========    ===========      ==========
CLASS B SHARES:
Shares authorized...........................................     unlimited    115,000,000       unlimited
                                                                ==========    ===========      ==========
Sold........................................................     2,033,434        475,653          36,275
Issued as reinvestment of dividends.........................        29,069        --                   67
Issued in exchange for proceeds received in merger..........        --            --              --
Redeemed....................................................    (1,471,754)      (323,511)        (96,146)
                                                                ----------    -----------      ----------
Net increase/(decrease).....................................       590,749        152,142         (59,804)
                                                                ==========    ===========      ==========
CLASS C SHARES:
Shares authorized...........................................     unlimited        --            unlimited
                                                                ==========    ===========      ==========
Sold........................................................       759,986        --              366,369
Issued as reinvestment of dividends.........................        12,390        --                   44
Issued in exchange for proceeds received in merger..........        --            --              --
Redeemed....................................................      (978,465)       --             (482,937)
                                                                ----------    -----------      ----------
Net increase/(decrease).....................................      (206,089)       --             (116,524)
                                                                ==========    ===========      ==========
CLASS II SHARES:
Shares authorized...........................................            --     80,000,000              --
                                                                ==========    ===========      ==========
Sold........................................................        --            152,956         --
Issued in exchange for proceeds received in merger..........        --            --              --
Redeemed....................................................        --           (201,788)        --
                                                                ----------    -----------      ----------
Net increase/(decrease).....................................        --            (48,832)        --
                                                                ==========    ===========      ==========
CLASS K SHARES:
Shares authorized...........................................     unlimited     25,000,000       unlimited
                                                                ==========    ===========      ==========
Sold........................................................       178,191            850       1,934,852
Issued as reinvestment of dividends.........................        --            --                   11
Issued in exchange for proceeds received in merger..........        --            --              --
Redeemed....................................................      (622,040)        (3,584)     (2,588,690)
                                                                ----------    -----------      ----------
Net increase/(decrease).....................................      (443,849)        (2,734)       (653,827)
                                                                ==========    ===========      ==========
CLASS Y SHARES:
Shares authorized...........................................     unlimited     65,000,000       unlimited
                                                                ==========    ===========      ==========
Sold........................................................       295,128         40,571         647,206
Issued as reinvestment of dividends.........................        12,171        --                  690
Issued in exchange for proceeds received in merger..........        --            --              --
Redeemed....................................................      (318,572)       (58,958)       (874,436)
                                                                ----------    -----------      ----------
Net increase/(decrease).....................................       (11,273)       (18,387)       (226,540)
                                                                ==========    ===========      ==========

------------
(a) The Munder Large-Cap Growth Fund Class K Shares commenced operations on April 30, 2002.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------
    MUNDER        MUNDER        MUNDER         MUNDER
    LARGE-CAP     LARGE-CAP     MICRO-CAP      MIDCAP
    GROWTH        VALUE         EQUITY         SELECT
    FUND(A)       FUND          FUND           FUND
---------------------------------------------------------
    10,000,000     unlimited    10,000,000      3,400,000
    ==========    ==========    ==========     ==========
       111,493       295,348     3,260,900        217,814
        --            16,233        --             --
       230,638        70,124        --             --
      (155,058)     (262,612)   (2,363,320)      (210,973)
    ----------    ----------    ----------     ----------
       187,073       119,093       897,580          6,841
    ==========    ==========    ==========     ==========
    20,000,000     unlimited    15,000,000      3,300,000
    ==========    ==========    ==========     ==========
       195,442       534,050       787,432        118,927
        --            17,089        --             --
       513,511        87,311        --             --
      (231,199)     (416,966)     (387,013)       (54,998)
    ----------    ----------    ----------     ----------
       477,754       221,484       400,419         63,929
    ==========    ==========    ==========     ==========
    20,000,000     unlimited    10,000,000      3,300,000
    ==========    ==========    ==========     ==========
        --           183,593       643,660         --
        --             7,362        --             --
        --            47,788        --             --
        --          (199,482)     (266,121)        --
    ----------    ----------    ----------     ----------
        --            39,261       377,539         --
    ==========    ==========    ==========     ==========
    10,000,000        --            --         10,000,000
    ==========    ==========    ==========     ==========
     1,025,032        --            --             70,022
       324,039        --            --             --
      (238,227)       --            --            (29,195)
    ----------    ----------    ----------     ----------
     1,110,844        --            --             40,827
    ==========    ==========    ==========     ==========
    10,000,000     unlimited    10,000,000     20,000,000
    ==========    ==========    ==========     ==========
           145       470,005         8,045         --
        --               118        --             --
           545        --            --             --
          (145)   (1,808,115)      (73,626)        --
    ----------    ----------    ----------     ----------
           545    (1,337,992)      (65,581)        --
    ==========    ==========    ==========     ==========
    40,000,000     unlimited    10,000,000     20,000,000
    ==========    ==========    ==========     ==========
       582,232     1,106,290       279,021        497,336
        --            41,127        --             --
        35,040         6,421        --             --
       (83,261)     (465,994)     (238,087)      (318,859)
    ----------    ----------    ----------     ----------
       534,011       687,844        40,934        178,477
    ==========    ==========    ==========     ==========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2002
                         (Continued)

--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              --------------------------------------------------------
                                                                                             MUNDER
                                                              MUNDER                         REAL ESTATE
                                                              MULTI-SEASON    MUNDER         EQUITY         MUNDER
                                                              GROWTH          POWER PLUS     INVESTMENT     SMALL-CAP
                                                              FUND            FUND           FUND           VALUE FUND
                                                              --------------------------------------------------------
SHARES
CLASS A SHARES:
Shares authorized.........................................     10,000,000     115,000,000    10,000,000     10,000,000
                                                               ==========     ===========    ==========     ==========
Sold......................................................        691,264       1,068,474        83,631      1,334,399
Issued as reinvestment of dividends.......................         78,659          36,378         7,387         30,623
Redeemed..................................................     (1,086,762)     (2,595,714)      (94,886)      (950,664)
                                                               ----------     -----------    ----------     ----------
Net increase/(decrease)...................................       (316,839)     (1,490,862)       (3,868)       414,358
                                                               ==========     ===========    ==========     ==========
CLASS B SHARES:
Shares authorized.........................................     60,000,000     115,000,000    50,000,000     15,000,000
                                                               ==========     ===========    ==========     ==========
Sold......................................................        210,335       1,748,687       154,045      1,727,152
Issued as reinvestment of dividends.......................         40,281          38,167         4,944         44,878
Redeemed..................................................       (841,829)     (2,397,739)     (117,160)      (570,626)
                                                               ----------     -----------    ----------     ----------
Net increase/(decrease)...................................       (591,213)       (610,885)       41,829      1,201,404
                                                               ==========     ===========    ==========     ==========
CLASS C SHARES:
Shares authorized.........................................     10,000,000         --         10,000,000     10,000,000
                                                               ==========     ===========    ==========     ==========
Sold......................................................        114,589         --             46,328        527,838
Issued as reinvestment of dividends.......................          9,289         --              2,084         14,101
Redeemed..................................................       (268,699)        --            (33,993)      (157,701)
                                                               ----------     -----------    ----------     ----------
Net increase/(decrease)...................................       (144,821)        --             14,419        384,238
                                                               ==========     ===========    ==========     ==========
CLASS II SHARES:
Shares authorized.........................................        --           80,000,000        --             --
                                                               ==========     ===========    ==========     ==========
Sold......................................................        --              758,860        --             --
Issued as reinvestment of dividends.......................        --               18,406        --             --
Redeemed..................................................        --             (972,721)       --             --
                                                               ----------     -----------    ----------     ----------
Net decrease..............................................        --             (195,455)       --             --
                                                               ==========     ===========    ==========     ==========
CLASS K SHARES:
Shares authorized.........................................     50,000,000      25,000,000    10,000,000     10,000,000
                                                               ==========     ===========    ==========     ==========
Sold......................................................      1,583,245             596        57,779         37,992
Issued as reinvestment of dividends.......................          3,920               4            31             35
Redeemed..................................................     (3,740,154)         (1,082)      (28,206)      (242,006)
                                                               ----------     -----------    ----------     ----------
Net increase/(decrease)...................................     (2,152,989)           (482)       29,604       (203,979)
                                                               ==========     ===========    ==========     ==========
CLASS Y SHARES:
Shares authorized.........................................     50,000,000      65,000,000    10,000,000     10,000,000
                                                               ==========     ===========    ==========     ==========
Sold......................................................      1,433,048          35,307       319,376        454,332
Issued as reinvestment of dividends.......................         44,161           1,844        43,806         55,809
Redeemed..................................................     (4,776,815)        (62,135)     (758,323)      (588,306)
                                                               ----------     -----------    ----------     ----------
Net decrease..............................................     (3,299,606)        (24,984)     (395,141)       (78,165)
                                                               ==========     ===========    ==========     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------
    MUNDER        MUNDER                        MUNDER
    SMALL         FRAMLINGTON    MUNDER         FRAMLINGTON
    COMPANY       EMERGING       FRAMLINGTON    INTERNATIONAL
    GROWTH        MARKETS        HEALTHCARE     GROWTH
    FUND          FUND           FUND           FUND
-------------------------------------------------------------
     unlimited     unlimited      unlimited       unlimited
    ==========    ==========     ==========      ==========
       890,802     2,786,005      2,343,490       1,537,758
        --                79         --               1,510
    (1,080,885)   (2,770,050)    (3,926,402)     (1,544,371)
    ----------    ----------     ----------      ----------
      (190,083)       16,034     (1,582,912)         (5,103)
    ==========    ==========     ==========      ==========
     unlimited     unlimited      unlimited       unlimited
    ==========    ==========     ==========      ==========
        97,950       113,923      1,164,615          11,887
        --            --             --               1,019
      (159,689)     (121,723)    (2,607,371)        (42,468)
    ----------    ----------     ----------      ----------
       (61,739)       (7,800)    (1,442,756)        (29,562)
    ==========    ==========     ==========      ==========
     unlimited     unlimited      unlimited       unlimited
    ==========    ==========     ==========      ==========
        94,381        68,742        703,177          44,826
        --            --             --                 692
      (114,938)      (77,168)    (1,687,013)        (87,159)
    ----------    ----------     ----------      ----------
       (20,557)       (8,426)      (983,836)        (41,641)
    ==========    ==========     ==========      ==========
        --            --             --             --
    ==========    ==========     ==========      ==========
        --            --             --             --
        --            --             --             --
        --            --             --             --
    ----------    ----------     ----------      ----------
        --            --             --             --
    ==========    ==========     ==========      ==========
     unlimited     unlimited      unlimited       unlimited
    ==========    ==========     ==========      ==========
       100,262        55,817          5,860          74,248
        --            --             --               1,348
      (881,622)   (1,452,380)       (17,854)       (414,609)
    ----------    ----------     ----------      ----------
      (781,360)   (1,396,563)       (11,994)       (339,013)
    ==========    ==========     ==========      ==========
     unlimited     unlimited      unlimited       unlimited
    ==========    ==========     ==========      ==========
       253,742       325,113         26,883         650,416
        --               263         --               8,686
    (1,031,970)     (838,395)       (36,380)     (1,422,630)
    ----------    ----------     ----------      ----------
      (778,228)     (513,019)        (9,497)       (763,528)
    ==========    ==========     ==========      ==========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001

--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ---------------------------------------------
                                                                                                MUNDER
                                                                MUNDER          MUNDER          INTERNATIONAL
                                                                BALANCED        BIO(TECH)(2)    EQUITY
                                                                FUND            FUND(A)         FUND
                                                                ---------------------------------------------
AMOUNT
CLASS A SHARES:
Sold........................................................    $ 30,411,979    $ 7,279,208     $ 163,773,521
Issued as reinvestment of dividends.........................       1,662,086        --                525,423
Redeemed....................................................     (14,738,794)    (1,327,346)     (162,604,892)
                                                                ------------    -----------     -------------
Net increase................................................    $ 17,335,271    $ 5,951,862     $   1,694,052
                                                                ============    ===========     =============
CLASS B SHARES:
Sold........................................................    $ 48,792,972    $ 9,231,063     $   9,990,495
Issued as reinvestment of dividends.........................       2,009,762        --                250,149
Redeemed....................................................      (9,176,545)    (1,015,057)       (9,968,932)
                                                                ------------    -----------     -------------
Net increase................................................    $ 41,626,189    $ 8,216,006     $     271,712
                                                                ============    ===========     =============
CLASS C SHARES:
Sold........................................................    $ 27,099,135    $   --          $  15,913,292
Issued as reinvestment of dividends.........................         957,264        --                 89,217
Redeemed....................................................      (6,622,403)       --            (15,001,842)
                                                                ------------    -----------     -------------
Net increase................................................    $ 21,433,996    $   --          $   1,000,667
                                                                ============    ===========     =============
CLASS II SHARES:
Sold........................................................    $    --         $ 5,034,282     $    --
Issued as reinvestment of dividends.........................         --             --               --
Redeemed....................................................         --            (837,912)         --
                                                                ------------    -----------     -------------
Net increase................................................    $    --         $ 4,196,370     $    --
                                                                ============    ===========     =============
CLASS K SHARES:
Sold........................................................    $  5,991,661    $    15,010     $  24,209,009
Issued as reinvestment of dividends.........................           7,131        --                  2,139
Redeemed....................................................      (8,326,752)       --            (24,452,721)
                                                                ------------    -----------     -------------
Net increase/(decrease).....................................    $ (2,327,960)   $    15,010     $    (241,573)
                                                                ============    ===========     =============
CLASS Y SHARES:
Sold........................................................    $  9,126,434    $ 1,374,251     $   8,321,507
Issued as reinvestment of dividends.........................         133,034        --                295,196
Redeemed....................................................      (2,565,034)       (12,334)      (15,924,828)
                                                                ------------    -----------     -------------
Net increase/(decrease).....................................    $  6,694,434    $ 1,361,917     $  (7,308,125)
                                                                ============    ===========     =============

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on November 1, 2000.

(b) The Munder Large-Cap Growth Fund Class B Shares and Class II Shares commenced operations on July 11, 2000 and July 10, 2000, respectively.

(c) The Munder MidCap Select Fund Class B Shares and Class II Shares commenced operations on July 5, 2000 and July 14, 2000, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------
    MUNDER         MUNDER          MUNDER          MUNDER
    LARGE-CAP      LARGE-CAP       MICRO-CAP       MIDCAP
    GROWTH         VALUE           EQUITY          SELECT
    FUND(B)        FUND            FUND            FUND(C)
--------------------------------------------------------------
    $ 3,942,764    $  7,896,180    $ 46,640,956    $ 3,098,815
        126,578         175,671       1,073,739         65,866
     (1,726,225)     (7,097,232)    (44,736,244)      (777,979)
    -----------    ------------    ------------    -----------
    $ 2,343,117    $    974,619    $  2,978,451    $ 2,386,702
    ===========    ============    ============    ===========
    $ 3,342,637    $ 10,002,038    $ 13,319,889    $ 2,057,929
         58,925         106,723         929,786         28,705
       (688,279)     (3,562,425)    (12,656,152)      (422,734)
    -----------    ------------    ------------    -----------
    $ 2,713,283    $  6,546,336    $  1,593,523    $ 1,663,900
    ===========    ============    ============    ===========
    $   --         $  4,077,645    $  6,919,036    $   --
        --               30,294         389,184        --
        --           (1,512,520)     (5,616,225)       --
    -----------    ------------    ------------    -----------
    $   --         $  2,595,419    $  1,691,995    $   --
    ===========    ============    ============    ===========
    $ 4,079,993    $    --         $    --         $ 1,079,848
         32,175         --              --             --
     (1,262,045)        --              --            (233,652)
    -----------    ------------    ------------    -----------
    $ 2,850,123    $    --         $    --         $   846,196
    ===========    ============    ============    ===========
    $   --         $  9,907,704    $  2,376,871    $   --
        --                1,181          10,400        --
        --          (50,210,524)       (925,846)       --
    -----------    ------------    ------------    -----------
    $   --         $(40,301,639)   $  1,461,425    $   --
    ===========    ============    ============    ===========
    $ 8,036,437    $ 13,519,247    $  2,494,533    $16,035,159
        867,697         443,989         487,024        748,722
     (2,248,095)    (15,575,504)     (9,439,681)    (3,508,073)
    -----------    ------------    ------------    -----------
    $ 6,656,039    $ (1,612,268)   $ (6,458,124)   $13,275,808
    ===========    ============    ============    ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                         EQUITY FUNDS
                                                         ----------------------------------------------------------
                                                                                        MUNDER
                                                         MUNDER                         REAL ESTATE     MUNDER
                                                         MULTI-SEASON    MUNDER         EQUITY          SMALL-CAP
                                                         GROWTH          POWER PLUS     INVESTMENT      VALUE
                                                         FUND            FUND(A)        FUND            FUND
                                                         ----------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold.................................................    $ 62,171,886    $68,547,569    $  4,539,616    $ 6,574,733
Issued as reinvestment of dividends..................       4,235,238        --               85,342         34,026
Redeemed.............................................     (68,259,303)    (2,780,394)     (5,506,741)    (3,655,088)
                                                         ------------    -----------    ------------    -----------
Net increase/(decrease)..............................    $ (1,852,179)   $65,767,175    $   (881,783)   $ 2,953,671
                                                         ============    ===========    ============    ===========
CLASS B SHARES:
Sold.................................................    $  6,780,271    $83,393,824    $  2,361,799    $13,283,256
Issued as reinvestment of dividends..................       1,918,893        --               47,622          2,633
Redeemed.............................................     (10,718,080)    (1,739,010)     (2,390,958)    (3,006,832)
                                                         ------------    -----------    ------------    -----------
Net increase/(decrease)..............................    $ (2,018,916)   $81,654,814    $     18,463    $10,279,057
                                                         ============    ===========    ============    ===========
CLASS C SHARES:
Sold.................................................    $  5,431,041    $   --         $    684,572    $ 3,789,689
Issued as reinvestment of dividends..................         262,631        --               19,759            859
Redeemed.............................................      (5,523,678)       --             (504,650)    (1,046,474)
                                                         ------------    -----------    ------------    -----------
Net increase/(decrease)..............................    $    169,994    $   --         $    199,681    $ 2,744,074
                                                         ============    ===========    ============    ===========
CLASS II SHARES:
Sold.................................................    $    --         $34,100,635    $    --         $   --
Redeemed.............................................         --            (720,833)        --             --
                                                         ------------    -----------    ------------    -----------
Net increase.........................................    $    --         $33,379,802    $    --         $   --
                                                         ============    ===========    ============    ===========
CLASS K SHARES:
Sold.................................................    $ 50,887,852    $    68,010    $    730,365    $   640,739
Issued as reinvestment of dividends..................         193,580        --              --                  13
Redeemed.............................................     (72,847,115)       --             (386,196)    (9,610,622)
                                                         ------------    -----------    ------------    -----------
Net increase/(decrease)..............................    $(21,765,683)   $    68,010    $    344,169    $(8,969,870)
                                                         ============    ===========    ============    ===========
CLASS Y SHARES:
Sold.................................................    $ 44,655,627    $ 2,054,661    $  4,261,827    $11,134,463
Issued as reinvestment of dividends..................       1,210,652        --              597,452        101,078
Redeemed.............................................     (87,172,676)       (10,384)    (15,348,996)    (9,709,694)
                                                         ------------    -----------    ------------    -----------
Net increase/(decrease)..............................    $(41,306,397)   $ 2,044,277    $(10,489,717)   $ 1,525,847
                                                         ============    ===========    ============    ===========

------------
(a) The Munder Power Plus Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on March 13, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------------------
    MUNDER          MUNDER                           MUNDER
    SMALL           FRAMLINGTON     MUNDER           FRAMLINGTON
    COMPANY         EMERGING        FRAMLINGTON      INTERNATIONAL
    GROWTH          MARKETS         HEALTHCARE       GROWTH
    FUND            FUND            FUND             FUND
------------------------------------------------------------------
    $ 77,423,947    $ 26,818,432    $ 251,594,547    $ 77,956,455
         548,523           8,214        3,896,189         111,039
     (79,149,493)    (27,966,628)    (125,888,605)    (77,729,412)
    ------------    ------------    -------------    ------------
    $ (1,177,023)   $ (1,139,982)   $ 129,602,131    $    338,082
    ============    ============    =============    ============
    $  3,342,489    $  1,161,888    $ 218,643,896    $    484,426
         171,660         --             3,952,999          83,258
      (2,866,750)     (1,630,464)     (58,826,073)       (534,393)
    ------------    ------------    -------------    ------------
    $    647,399    $   (468,576)   $ 163,770,822    $     33,291
    ============    ============    =============    ============
    $  1,275,652    $    971,950    $ 122,062,335    $  5,936,104
          68,847         --             2,364,873          62,092
      (1,175,193)     (1,100,741)     (53,946,412)     (5,855,320)
    ------------    ------------    -------------    ------------
    $    169,306    $   (128,791)   $  70,480,796    $    142,876
    ============    ============    =============    ============
    $    --         $    --         $    --          $    --
         --              --              --               --
    ------------    ------------    -------------    ------------
    $    --         $    --         $    --          $    --
    ============    ============    =============    ============
    $  5,171,991    $ 12,127,406    $     956,430    $  4,436,991
           1,346              46            2,925         --
     (22,294,133)    (12,428,166)        (241,006)       (906,793)
    ------------    ------------    -------------    ------------
    $(17,120,796)   $   (300,714)   $     718,349    $  3,530,198
    ============    ============    =============    ============
    $ 10,458,032    $  6,809,055    $   2,020,310    $ 15,299,863
         580,994          49,334          123,593       1,058,512
     (41,082,040)     (6,906,328)      (6,992,463)    (10,993,556)
    ------------    ------------    -------------    ------------
    $(30,043,014)   $    (47,939)   $  (4,848,560)   $  5,364,819
    ============    ============    =============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                -------------------------------------------
                                                                MUNDER        MUNDER          MUNDER
                                                                BALANCED      BIO(TECH)(2)    INTERNATIONAL
                                                                FUND          FUND(A)         EQUITY FUND
                                                                -------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................     2,789,610        922,562       10,768,627
Issued as reinvestment of dividends.........................       151,528        --                35,361
Redeemed....................................................    (1,443,024)      (199,077)     (10,691,716)
                                                                ----------      ---------      -----------
Net increase................................................     1,498,114        723,485          112,272
                                                                ==========      =========      ===========
CLASS B SHARES:
Sold........................................................     4,559,141      1,193,035          650,979
Issued as reinvestment of dividends.........................       184,533        --                16,735
Redeemed....................................................      (878,696)      (153,619)        (663,385)
                                                                ----------      ---------      -----------
Net increase................................................     3,864,978      1,039,416            4,329
                                                                ==========      =========      ===========
CLASS C SHARES:
Sold........................................................     2,506,992        --             1,189,214
Issued as reinvestment of dividends.........................        87,575        --                 6,060
Redeemed....................................................      (630,909)       --            (1,126,514)
                                                                ----------      ---------      -----------
Net increase................................................     1,963,658        --                68,760
                                                                ==========      =========      ===========
CLASS II SHARES:
Sold........................................................        --            632,479          --
Issued as reinvestment of dividends.........................        --            --               --
Redeemed....................................................        --           (115,744)         --
                                                                ----------      ---------      -----------
Net increase................................................        --            516,735          --
                                                                ==========      =========      ===========
CLASS K SHARES:
Sold........................................................       549,154          2,785        1,718,491
Issued as reinvestment of dividends.........................           679        --                   169
Redeemed....................................................      (763,453)       --            (1,661,226)
                                                                ----------      ---------      -----------
Net increase/(decrease).....................................      (213,620)         2,785           57,434
                                                                ==========      =========      ===========
CLASS Y SHARES:
Sold........................................................       847,325        237,712          562,019
Issued as reinvestment of dividends.........................        12,652        --                19,734
Redeemed....................................................      (246,389)        (1,688)      (1,081,706)
                                                                ----------      ---------      -----------
Net increase/(decrease).....................................       613,588        236,024         (499,953)
                                                                ==========      =========      ===========

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on November 1, 2000.

(b) The Munder Large-Cap Growth Fund Class B Shares and Class II Shares commenced operations on July 11, 2000 and July 10, 2000, respectively.

(c) The Munder MidCap Select Fund Class B Shares and Class II Shares commenced operations on July 5, 2000 and July 14, 2000, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------------
    MUNDER       MUNDER                       MUNDER
    LARGE-CAP    LARGE-CAP     MUNDER         MIDCAP
    GROWTH       VALUE         MICRO-CAP      SELECT
    FUND         FUND          EQUITY FUND    FUND
-------------------------------------------------------
     314,972        633,756     1,821,458       211,846
      10,863         14,328        41,558         4,557
    (185,205)      (571,279)   (1,771,475)      (56,212)
    --------     ----------    ----------     ---------
     140,630         76,805        91,541       160,191
    ========     ==========    ==========     =========
     289,921        774,509       542,594       141,371
       4,953          8,770        37,055         1,997
     (69,946)      (278,349)     (567,727)      (29,324)
    --------     ----------    ----------     ---------
     224,928        504,930        11,922       114,044
    ========     ==========    ==========     =========
       --           316,154       288,353        --
       --             2,488        15,498        --
       --          (118,002)     (252,711)       --
    --------     ----------    ----------     ---------
       --           200,640        51,140        --
    ========     ==========    ==========     =========
     360,790         --            --            74,436
       2,973         --            --            --
    (123,420)        --            --           (16,768)
    --------     ----------    ----------     ---------
     240,343         --            --            57,668
    ========     ==========    ==========     =========
       --           773,329        92,376        --
       --                96           402        --
       --        (3,916,347)      (38,640)       --
    --------     ----------    ----------     ---------
       --        (3,142,922)       54,138        --
    ========     ==========    ==========     =========
     865,004      1,064,302        98,482     1,109,607
      70,890         36,122        18,693        51,065
    (203,077)    (1,213,684)     (412,068)     (241,319)
    --------     ----------    ----------     ---------
     732,817       (113,260)     (294,893)      919,353
    ========     ==========    ==========     =========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ------------------------------------------------------
                                                                                              MUNDER
                                                                MUNDER                        REAL ESTATE    MUNDER
                                                                MULTI-SEASON    MUNDER        EQUITY         SMALL-CAP
                                                                GROWTH          POWER PLUS    INVESTMENT     VALUE
                                                                FUND            FUND(A)       FUND           FUND
                                                                ------------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................      3,068,520     6,254,282        362,560      451,634
Issued as reinvestment of dividends.........................        230,044        --              6,854        2,368
Redeemed....................................................     (3,407,858)     (257,394)      (439,345)    (259,518)
                                                                 ----------     ---------     ----------     --------
Net increase/(decrease).....................................       (109,294)    5,996,888        (69,931)     194,484
                                                                 ==========     =========     ==========     ========
CLASS B SHARES:
Sold........................................................        409,429     7,634,311        188,091      914,599
Issued as reinvestment of dividends.........................        111,619        --              3,836          193
Redeemed....................................................       (624,243)     (165,454)      (193,190)    (214,709)
                                                                 ----------     ---------     ----------     --------
Net increase/(decrease).....................................       (103,195)    7,468,857         (1,263)     700,083
                                                                 ==========     =========     ==========     ========
CLASS C SHARES:
Sold........................................................        319,372        --             54,834      263,390
Issued as reinvestment of dividends.........................         15,220        --              1,584           64
Redeemed....................................................       (326,747)       --            (40,693)     (74,887)
                                                                 ----------     ---------     ----------     --------
Net increase/(decrease).....................................          7,845        --             15,725      188,567
                                                                 ==========     =========     ==========     ========
CLASS II SHARES:
Sold........................................................        --          3,109,459         --            --
Redeemed....................................................        --            (67,496)        --            --
                                                                 ----------     ---------     ----------     --------
Net increase/(decrease).....................................        --          3,041,963         --            --
                                                                 ==========     =========     ==========     ========
CLASS K SHARES:
Sold........................................................      2,892,357         6,317         57,859       46,447
Issued as reinvestment of dividends.........................         10,492        --             --                1
Redeemed....................................................     (3,989,089)       --            (30,196)    (736,139)
                                                                 ----------     ---------     ----------     --------
Net increase/(decrease).....................................     (1,086,240)        6,317         27,663     (689,691)
                                                                 ==========     =========     ==========     ========
CLASS Y SHARES:
Sold........................................................      2,508,096       207,598        344,175      816,915
Issued as reinvestment of dividends.........................         64,549        --             47,990        7,102
Redeemed....................................................     (4,528,630)         (985)    (1,237,892)    (706,392)
                                                                 ----------     ---------     ----------     --------
Net increase/(decrease).....................................     (1,955,985)      206,613       (845,727)     117,625
                                                                 ==========     =========     ==========     ========

------------
(a) The Munder Power Plus Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on March 13, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------
    MUNDER        MUNDER                        MUNDER
    SMALL         FRAMLINGTON    MUNDER         FRAMLINGTON
    COMPANY       EMERGING       FRAMLINGTON    INTERNATIONAL
    GROWTH        MARKETS        HEALTHCARE     GROWTH
    FUND          FUND           FUND           FUND
-------------------------------------------------------------
     4,061,344     2,666,509      8,428,101       6,184,506
        32,602           784        136,534           8,344
    (4,174,029)   (2,756,465)    (4,749,510)     (6,149,911)
    ----------    ----------     ----------      ----------
       (80,083)      (89,172)     3,815,125          42,939
    ==========    ==========     ==========      ==========
       214,228       119,546      7,632,822          37,552
        11,125        --            142,460           6,401
      (196,260)     (171,851)    (2,344,057)        (43,709)
    ----------    ----------     ----------      ----------
        29,093       (52,305)     5,431,225             244
    ==========    ==========     ==========      ==========
        81,048       115,209      4,222,777         479,273
         4,438        --             85,210           4,757
       (76,808)     (127,655)    (2,110,563)       (467,268)
    ----------    ----------     ----------      ----------
         8,678       (12,446)     2,197,424          16,762
    ==========    ==========     ==========      ==========
        --            --             --             --
        --            --             --             --
    ----------    ----------     ----------      ----------
        --            --             --             --
    ==========    ==========     ==========      ==========
       308,560     1,259,286         34,792         368,690
            83             4            103         --
    (1,359,401)   (1,392,410)        (9,435)        (79,884)
    ----------    ----------     ----------      ----------
    (1,050,758)     (133,120)        25,460         288,806
    ==========    ==========     ==========      ==========
       637,196       638,853         69,131       1,222,799
        34,199         4,757          4,191          79,432
    (2,585,818)     (812,109)      (256,243)       (970,050)
    ----------    ----------     ----------      ----------
    (1,914,423)     (168,499)      (182,921)        332,181
    ==========    ==========     ==========      ==========

                       See Notes to Financial Statements.

Munder Balanced Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                      A SHARES
                                                       -----------------------------------------------------------------------
                                                       YEAR            YEAR            YEAR            YEAR            YEAR
                                                       ENDED           ENDED           ENDED           ENDED           ENDED
                                                       6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98
                                                       -----------------------------------------------------------------------
Net asset value, beginning of period...............     $ 10.25         $ 12.13          $12.96          $13.48        $13.01
                                                        -------         -------          ------          ------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..............................        0.16(e)         0.19            0.15            0.21          0.30
Net realized and unrealized gain/(loss) on
  investments......................................       (1.04)          (0.26)           2.40            1.02          1.66
                                                        -------         -------          ------          ------        ------
Total from investment operations...................       (0.88)          (0.07)           2.55            1.23          1.96
                                                        -------         -------          ------          ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income...............       (0.15)          (0.18)          (0.13)          (0.23)        (0.32)
Distributions in excess of net investment income...       --              --              (0.02)          --             --
Distributions from net realized gains..............       --              (1.35)          (3.23)          (1.52)        (1.17)
Distributions in excess of net realized gains......       --              (0.28)          --              --             --
                                                        -------         -------          ------          ------        ------
Total distributions................................       (0.15)          (1.81)          (3.38)          (1.75)        (1.49)
                                                        -------         -------          ------          ------        ------
Net asset value, end of period.....................     $  9.22         $ 10.25          $12.13          $12.96        $13.48
                                                        =======         =======          ======          ======        ======
TOTAL RETURN(B)....................................       (8.60)%         (1.23)%         27.17%          10.76%        15.93%
                                                        =======         =======          ======          ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............     $26,336         $20,621          $6,229          $1,572        $  844
Ratio of operating expenses to average net
  assets...........................................        1.37%           1.31%           1.26%           1.22%         1.17%
Ratio of net investment income to average net
  assets...........................................        1.59%(e)        1.80%           1.33%           1.73%         2.41%
Portfolio turnover rate............................          79%            165%            176%            116%           79%
Ratio of operating expenses to average net assets
  without expense waivers..........................        1.37%           1.31%           1.26%           1.22%         1.17%

------------
(a) The Munder Balanced Fund Class A Shares and Class B Shares commenced operations on April 30, 1993 and June 21, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

(e) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been the same listed above for Class A Shares and Class B Shares and the ratio of net investment income to average net assets would have been 1.60% for Class A Shares and 0.85% for Class B Shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 B SHARES
---------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            YEAR
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98
---------------------------------------------------------------------------
     $ 10.16         $ 12.08          $12.92          $13.44        $12.97
     -------         -------          ------          ------        ------
        0.08(e)         0.11            0.07            0.12          0.21
       (1.01)          (0.30)           2.38            1.01          1.64
     -------         -------          ------          ------        ------
       (0.93)          (0.19)           2.45            1.13          1.85
     -------         -------          ------          ------        ------
       (0.08)          (0.10)          (0.06)          (0.13)        (0.21)
       --              --              (0.00)(d)       --             --
       --              (1.35)          (3.23)          (1.52)        (1.17)
       --              (0.28)          --              --             --
     -------         -------          ------          ------        ------
       (0.08)          (1.73)          (3.29)          (1.65)        (1.38)
     -------         -------          ------          ------        ------
     $  9.15         $ 10.16          $12.08          $12.92        $13.44
     =======         =======          ======          ======        ======
       (9.16)%         (2.30)%         26.22%           9.96%        15.11%
     =======         =======          ======          ======        ======
     $48,006         $47,329          $9,582          $1,829        $  647
        2.12%           2.06%           2.01%           1.97%         1.92%
        0.84%(e)        1.05%           0.58%           0.94%         1.66%
          79%            165%            176%            116%           79%
        2.12%           2.06%           2.01%           1.97%         1.92%

                       See Notes to Financial Statements.

Munder Balanced Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                      C SHARES
                                                       -----------------------------------------------------------------------
                                                       YEAR            YEAR            YEAR            YEAR            YEAR
                                                       ENDED           ENDED           ENDED           ENDED           ENDED
                                                       6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98
                                                       -----------------------------------------------------------------------
Net asset value, beginning of period...............     $ 10.20         $ 12.12          $12.95          $13.45        $12.99
                                                        -------         -------          ------          ------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..............................        0.08(d)         0.11            0.07            0.12          0.22
Net realized and unrealized gain/(loss) on
  investments......................................       (1.01)          (0.30)           2.39            1.03          1.62
                                                        -------         -------          ------          ------        ------
Total from investment operations...................       (0.93)          (0.19)           2.46            1.15          1.84
                                                        -------         -------          ------          ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income...............       (0.08)          (0.10)          (0.05)          (0.13)        (0.21)
Distributions in excess of net investment income...       --              --              (0.01)          --             --
Distributions from net realized gains..............       --              (1.35)          (3.23)          (1.52)        (1.17)
Distributions in excess of net realized gains......       --              (0.28)          --              --             --
                                                        -------         -------          ------          ------        ------
Total distributions................................       (0.08)          (1.73)          (3.29)          (1.65)        (1.38)
                                                        -------         -------          ------          ------        ------
Net asset value, end of period.....................     $  9.19         $ 10.20          $12.12          $12.95        $13.45
                                                        =======         =======          ======          ======        ======
TOTAL RETURN(B)....................................       (9.12)%         (2.38)%         26.33%          10.11%        15.00%
                                                        =======         =======          ======          ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............     $20,041         $24,364          $5,145          $  360        $  115
Ratio of operating expenses to average net
  assets...........................................        2.12%           2.06%           2.01%           1.97%         1.92%
Ratio of net investment income to average net
  assets...........................................        0.84%(d)        1.05%           0.58%           0.94%         1.66%
Portfolio turnover rate............................          79%            165%            176%            116%           79%
Ratio of operating expenses to average net assets
  without expense waivers..........................        2.12%           2.06%           2.01%           1.97%         1.92%

------------
(a) The Munder Balanced Fund Class C Shares and Class Y Shares commenced operations on January 24, 1996 and April 13, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been the same as listed above for Class C Shares and Class Y Shares and the ratio of net investment income to average net assets would have been 0.85% for Class C Shares and 1.85% for the Class Y Shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 Y SHARES
---------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            YEAR
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98
---------------------------------------------------------------------------
      $10.20         $ 12.14          $12.98         $ 13.48        $13.01
      ------         -------          ------         -------        ------
        0.18(d)         0.22            0.18            0.26          0.37
       (1.02)          (0.32)           2.39            1.02          1.62
      ------         -------          ------         -------        ------
       (0.84)          (0.10)           2.57            1.28          1.99
      ------         -------          ------         -------        ------
       (0.18)          (0.21)          (0.18)          (0.26)        (0.35)
       --              --              --              --             --
       --              (1.35)          (3.23)          (1.52)        (1.17)
       --              (0.28)          --              --             --
      ------         -------          ------         -------        ------
       (0.18)          (1.84)          (3.41)          (1.78)        (1.52)
      ------         -------          ------         -------        ------
      $ 9.18         $ 10.20          $12.14         $ 12.98        $13.48
      ======         =======          ======         =======        ======
       (8.31)%         (1.46)%         27.33%          11.21%        16.23%
      ======         =======          ======         =======        ======
      $9,634         $10,821          $5,430         $15,816        $47,215
        1.12%           1.06%           1.01%           0.97%         0.92%
        1.84%(d)        2.05%           1.58%           2.09%         2.66%
          79%            165%            176%            116%           79%
        1.12%           1.06%           1.01%           0.97%         0.92%

                       See Notes to Financial Statements.

Munder Bio(Tech)(2) Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                         A SHARES                        B SHARES
                                                                --------------------------      --------------------------
                                                                YEAR            PERIOD          YEAR            PERIOD
                                                                ENDED           ENDED           ENDED           ENDED
                                                                6/30/02(C)      6/30/01(C)      6/30/02(C)      6/30/01(C)
                                                                ----------------------------------------------------------
Net asset value, beginning of period........................      $ 7.50          $10.00          $ 7.45          $10.00
                                                                  ------          ------          ------          ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss.........................................       (0.12)          (0.13)          (0.16)          (0.16)
Net realized and unrealized loss on investments.............       (3.49)          (2.37)          (3.46)          (2.39)
                                                                  ------          ------          ------          ------
Total from investment operations............................       (3.61)          (2.50)          (3.62)          (2.55)
                                                                  ------          ------          ------          ------
Net asset value, end of period..............................      $ 3.89          $ 7.50          $ 3.83          $ 7.45
                                                                  ======          ======          ======          ======
TOTAL RETURN(B).............................................      (48.13)%        (25.00)%        (48.66)%        (25.50)%
                                                                  ======          ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $3,045          $5,425          $4,568          $7,748
Ratio of operating expenses to average net assets...........        2.25%           3.21%(d)        3.00%           3.96%(d)
Ratio of net investment loss to average net assets..........       (2.17)%         (2.74)%(d)      (2.92)%         (3.49)%(d)
Portfolio turnover rate.....................................          57%             26%             57%             26%
Ratio of operating expenses to average net assets without
  expense waivers and reimbursements........................        2.68%           3.21%(d)        3.43%           3.96%(d)

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on November 1, 2000.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average share method.

(d) Annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

            II SHARES                        Y SHARES
    --------------------------      --------------------------
    YEAR            PERIOD          YEAR            PERIOD
    ENDED           ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01(C)      6/30/02(C)      6/30/01(C)
--------------------------------------------------------------
      $ 7.47          $10.00          $ 7.53          $10.00
      ------          ------          ------          ------
       (0.16)          (0.16)          (0.11)          (0.11)
       (3.47)          (2.37)          (3.51)          (2.36)
      ------          ------          ------          ------
       (3.63)          (2.53)          (3.62)          (2.47)
      ------          ------          ------          ------
      $ 3.84          $ 7.47          $ 3.91          $ 7.53
      ======          ======          ======          ======
      (48.66)%        (25.30)%        (48.14)%        (24.70)%
      ======          ======          ======          ======
      $1,798          $3,862          $  852          $1,778
        3.00%           3.96%(d)        2.00%           2.96%(d)
       (2.92)%         (3.49)%(d)      (1.92)%         (2.49)%(d)
          57%             26%             57%             26%
        3.43%           3.96%(d)        2.43%           2.96%(d)

                       See Notes to Financial Statements.

Munder International Equity Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                          A SHARES
                                                            ---------------------------------------------------------------------
                                                            YEAR            YEAR          YEAR            YEAR            YEAR
                                                            ENDED           ENDED         ENDED           ENDED           ENDED
                                                            6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98
                                                            ---------------------------------------------------------------------
Net asset value, beginning of period....................      $12.15        $18.06         $ 16.21         $ 15.03        $15.73
                                                              ------        ------         -------         -------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)............................        0.11          0.08            0.25            0.20          0.15
Net realized and unrealized gain/(loss) on
  investments...........................................       (1.70)        (4.66)           3.47            1.38          0.34
                                                              ------        ------         -------         -------        ------
Total from investment operations........................       (1.59)        (4.58)           3.72            1.58          0.49
                                                              ------        ------         -------         -------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income....................       (0.04)        (0.10)          (0.28)          (0.17)        (0.19)
Distributions in excess of net investment income........       --             --             --              --             --
Distributions from net realized gains...................       --            (1.23)          (1.59)          (0.23)        (1.00)
                                                              ------        ------         -------         -------        ------
Total distributions.....................................       (0.04)        (1.33)          (1.87)          (0.40)        (1.19)
                                                              ------        ------         -------         -------        ------
Net asset value, end of period..........................      $10.52        $12.15         $ 18.06         $ 16.21        $15.03
                                                              ======        ======         =======         =======        ======
TOTAL RETURN(B).........................................      (13.11)%      (26.58)%         23.86%          10.80%         4.30%
                                                              ======        ======         =======         =======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................      $5,576        $8,728         $10,946         $16,024        $6,264
Ratio of operating expenses to average net assets.......        1.38%         1.38%           1.30%           1.29%         1.25%
Ratio of net investment income/(loss) to average net
  assets................................................        0.98%         0.62%           1.44%           1.33%         1.03%
Portfolio turnover rate.................................          22%           27%             18%             23%           41%
Ratio of operating expenses to average net assets
  without expense waivers...............................        1.38%         1.38%           1.30%           1.29%         1.25%

------------
(a) The Munder International Equity Fund Class A Shares and Class B Shares commenced operations on November 30, 1992 and March 9, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                B SHARES
-------------------------------------------------------------------------
    YEAR            YEAR          YEAR            YEAR            YEAR
    ENDED           ENDED         ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98
-------------------------------------------------------------------------
      $11.84        $17.68          $15.97          $14.83        $15.57
      ------        ------          ------          ------        ------
        0.02         (0.02)           0.12            0.05          0.05
       (1.64)        (4.54)           3.36            1.42          0.32
      ------        ------          ------          ------        ------
       (1.62)        (4.56)           3.48            1.47          0.37
      ------        ------          ------          ------        ------
       (0.01)        (0.05)          (0.13)          (0.10)        (0.11)
       --             --             (0.05)          --             --
       --            (1.23)          (1.59)          (0.23)        (1.00)
      ------        ------          ------          ------        ------
       (0.01)        (1.28)          (1.77)          (0.33)        (1.11)
      ------        ------          ------          ------        ------
      $10.21        $11.84          $17.68          $15.97        $14.83
      ======        ======          ======          ======        ======
      (13.64)%      (27.10)%         22.51%          10.08%         3.54%
      ======        ======          ======          ======        ======
      $1,289        $2,201          $3,211          $1,104        $1,121
        2.13%         2.13%           2.05%           2.04%         2.00%
        0.23%        (0.13)%          0.69%           0.34%         0.28%
          22%           27%             18%             23%           41%
        2.13%         2.13%           2.05%           2.04%         2.00%

                       See Notes to Financial Statements.

Munder International Equity Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                          C SHARES
                                                            ---------------------------------------------------------------------
                                                            YEAR            YEAR          YEAR            YEAR            YEAR
                                                            ENDED           ENDED         ENDED           ENDED           ENDED
                                                            6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98
                                                            ---------------------------------------------------------------------
Net asset value, beginning of period....................      $11.95        $17.86          $16.09          $14.95        $15.68
                                                              ------        ------          ------          ------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income...................................        0.02          0.04            0.12            0.05          0.04
Net realized and unrealized gain/(loss) on
  investments...........................................       (1.65)        (4.67)           3.42            1.42          0.34
                                                              ------        ------          ------          ------        ------
Total from investment operations........................       (1.63)        (4.63)           3.54            1.47          0.38
                                                              ------        ------          ------          ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income....................       (0.01)        (0.05)          (0.13)          (0.10)        (0.11)
Distributions in excess of net investment income........       --             --             (0.05)          --             --
Distributions from net realized gains...................       --            (1.23)          (1.59)          (0.23)        (1.00)
                                                              ------        ------          ------          ------        ------
Total distributions.....................................       (0.01)        (1.28)          (1.77)          (0.33)        (1.11)
                                                              ------        ------          ------          ------        ------
Net asset value, end of period..........................      $10.31        $11.95          $17.86          $16.09        $14.95
                                                              ======        ======          ======          ======        ======
TOTAL RETURN(B).........................................      (13.67)%      (27.12)%         22.66%          10.07%         3.50%
                                                              ======        ======          ======          ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................      $1,805        $3,483          $3,977          $2,111        $1,911
Ratio of operating expenses to average net assets.......        2.13%         2.13%           2.05%           2.04%         2.00%
Ratio of net investment income/(loss) to average net
  assets................................................        0.23%        (0.13)%          0.69%           0.36%         0.28%
Portfolio turnover rate.................................          22%           27%             18%             23%           41%
Ratio of operating expenses to average net assets
  without expense waivers...............................        2.13%         2.13%           2.05%           2.04%         2.00%

------------
(a) The Munder International Equity Fund Class C Shares and Class Y Shares commenced operations on September 29, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 Y SHARES
--------------------------------------------------------------------------
    YEAR            YEAR          YEAR            YEAR            YEAR
    ENDED           ENDED         ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98
--------------------------------------------------------------------------
     $ 12.23        $ 18.16        $ 16.32         $ 15.10        $  15.80
     -------        -------        -------         -------        --------
        0.13           0.15           0.30            0.19            0.19
       (1.69)         (4.72)          3.44            1.46            0.33
     -------        -------        -------         -------        --------
       (1.56)         (4.57)          3.74            1.65            0.52
     -------        -------        -------         -------        --------
       (0.05)         (0.13)         (0.31)          (0.20)          (0.22)
       --             --             --              --              --
       --             (1.23)         (1.59)          (0.23)          (1.00)
     -------        -------        -------         -------        --------
       (0.05)         (1.36)         (1.90)          (0.43)          (1.22)
     -------        -------        -------         -------        --------
     $ 10.62        $ 12.23        $ 18.16         $ 16.32        $  15.10
     =======        =======        =======         =======        ========
      (12.70)%       (26.36)%        23.79%          11.30%           4.48%
     =======        =======        =======         =======        ========
     $38,790        $47,444        $79,520         $98,681        $102,081
        1.13%          1.13%          1.05%           1.04%           1.00%
        1.23%          0.87%          1.69%           1.32%           1.28%
          22%            27%            18%             23%             41%
        1.13%          1.13%          1.05%           1.04%           1.00%

                       See Notes to Financial Statements.

Munder Large-Cap Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                       A SHARES                     B SHARES
                                                                -----------------------      -----------------------
                                                                YEAR            PERIOD       YEAR            PERIOD
                                                                ENDED           ENDED        ENDED           ENDED
                                                                6/30/02(C)      6/30/01      6/30/02(C)      6/30/01
                                                                ----------------------------------------------------
Net asset value, beginning of period........................      $ 8.62        $13.88         $ 8.54        $14.14
                                                                  ------        ------         ------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss.........................................       (0.07)        (0.09)         (0.12)        (0.09)
Net realized and unrealized gain/(loss) on investments......       (2.53)        (4.24)         (2.50)        (4.58)
                                                                  ------        ------         ------        ------
Total from investment operations............................       (2.60)        (4.33)         (2.62)        (4.67)
                                                                  ------        ------         ------        ------
LESS DISTRIBUTIONS:
Distributions in excess of net investment income............       --             --            --             --
Distributions from net realized gains.......................       --            (0.50)         --            (0.50)
Distributions in excess of net realized gains...............       --            (0.43)         --            (0.43)
                                                                  ------        ------         ------        ------
Total distributions.........................................       --            (0.93)         --            (0.93)
                                                                  ------        ------         ------        ------
Net asset value, end of period..............................      $ 6.02        $ 8.62         $ 5.92        $ 8.54
                                                                  ======        ======         ======        ======
TOTAL RETURN(B).............................................      (30.05)%      (33.11)%       (30.56)%      (34.93)%
                                                                  ======        ======         ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $2,017        $1,274         $4,163        $1,921
Ratio of operating expenses to average net assets...........        1.59%         1.46%(d)       2.34%         2.21%(d)
Ratio of net investment loss to average net assets..........       (0.91)%       (0.80)%(d)     (1.66)%       (1.55)%(d)
Portfolio turnover rate.....................................          69%           76%            69%           76%
Ratio of operating expenses to average net assets without
  expense waivers...........................................        1.60%         1.46%(d)       2.35%         2.21%(d)

------------
(a) The Munder Large-Cap Growth Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares, commenced operations on July 3, 2000, July 11, 2000, July 10, 2000 and November 11, 1998, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

           II SHARES                                  Y SHARES
    -----------------------      ---------------------------------------------------
    YEAR            PERIOD       YEAR            YEAR          YEAR          PERIOD
    ENDED           ENDED        ENDED           ENDED         ENDED         ENDED
    6/30/02(C)      6/30/01      6/30/02(C)      6/30/01       6/30/00       6/30/99
------------------------------------------------------------------------------------
      $ 8.52        $14.10        $  8.60        $ 13.88       $ 12.43       $ 10.00
      ------        ------        -------        -------       -------       -------
       (0.12)        (0.10)         (0.05)         (0.04)        (0.05)        (0.02)
       (2.49)        (4.55)         (2.51)         (4.31)         2.27          2.47
      ------        ------        -------        -------       -------       -------
       (2.61)        (4.65)         (2.56)         (4.35)         2.22          2.45
      ------        ------        -------        -------       -------       -------
       --             --            --             --            --            (0.02)
       --            (0.50)         --             (0.50)        --            --
       --            (0.43)         --             (0.43)        (0.77)        --
      ------        ------        -------        -------       -------       -------
       --            (0.93)         --             (0.93)        (0.77)        (0.02)
      ------        ------        -------        -------       -------       -------
      $ 5.91        $ 8.52        $  6.04        $  8.60       $ 13.88       $ 12.43
      ======        ======        =======        =======       =======       =======
      (30.63)%      (34.89)%       (29.88)%       (33.25)%       19.71%        24.50%
      ======        ======        =======        =======       =======       =======
      $7,983        $2,048        $13,368        $14,451       $13,247       $13,011
        2.34%         2.21%(d)       1.34%          1.21%         1.16%         1.65%(d)
       (1.66)%       (1.55)%(d)     (0.66)%        (0.55)%       (0.40)%       (0.33)%(d)
          69%           76%            69%            76%          130%          107%
        2.35%         2.21%(d)       1.35%          1.21%         1.16%         1.65%(d)

                       See Notes to Financial Statements.

Munder Large-Cap Value Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                        A SHARES
                                                            ----------------------------------------------------------------
                                                            YEAR         YEAR          YEAR            YEAR          YEAR
                                                            ENDED        ENDED         ENDED           ENDED         ENDED
                                                            6/30/02      6/30/01       6/30/00(C)      6/30/99       6/30/98
                                                            ----------------------------------------------------------------
Net asset value, beginning of period....................    $13.06       $11.83          $14.98        $15.62        $15.21
                                                            ------       ------          ------        ------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)............................      0.05         0.08            0.18          0.20          0.29
Net realized and unrealized gain/(loss) on
  investments...........................................     (1.25)        1.70           (2.58)         0.73          2.96
                                                            ------       ------          ------        ------        ------
Total from investment operations........................     (1.20)        1.78           (2.40)         0.93          3.25
                                                            ------       ------          ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income....................     (0.04)       (0.07)          (0.16)        (0.18)        (0.28)
Distributions in excess of net investment income........      --           --             (0.02)         --            --
Distributions from net realized gains...................     (0.40)       (0.48)          (0.57)        (1.39)        (2.56)
                                                            ------       ------          ------        ------        ------
Total distributions.....................................     (0.44)       (0.55)          (0.75)        (1.57)        (2.84)
                                                            ------       ------          ------        ------        ------
Net asset value, end of period..........................    $11.42       $13.06          $11.83        $14.98        $15.62
                                                            ======       ======          ======        ======        ======
TOTAL RETURN(B).........................................     (9.06)%      15.32%         (16.45)%        6.96%        23.03%
                                                            ======       ======          ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................    $7,179       $6,654          $5,121        $5,578        $9,545
Ratio of operating expenses to average net assets.......      1.28%        1.22%           1.23%         1.21%         1.19%
Ratio of net investment income/(loss) to average net
  assets................................................      0.34%        0.52%           1.37%         1.44%         1.78%
Portfolio turnover rate.................................        30%          65%             91%           50%           73%
Ratio of operating expenses to average net assets
  without expense waivers...............................      1.28%        1.22%           1.23%         1.21%         1.19%

------------
(a) The Munder Large-Cap Value Fund Class A Shares and Class B Shares commenced operations on August 8, 1994 and August 9, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                              B SHARES
---------------------------------------------------------------------
    YEAR          YEAR          YEAR            YEAR          YEAR
    ENDED         ENDED         ENDED           ENDED         ENDED
    6/30/02       6/30/01       6/30/00(C)      6/30/99       6/30/98
---------------------------------------------------------------------
    $ 12.97       $ 11.79         $14.93        $15.57        $15.17
    -------       -------         ------        ------        ------
      (0.04)        (0.02)          0.08          0.10          0.17
      (1.24)         1.69          (2.57)         0.72          2.95
    -------       -------         ------        ------        ------
      (1.28)         1.67          (2.49)         0.82          3.12
    -------       -------         ------        ------        ------
      --            (0.01)         (0.08)        (0.07)        (0.16)
      --            --             --             --            --
      (0.40)        (0.48)         (0.57)        (1.39)        (2.56)
    -------       -------         ------        ------        ------
      (0.40)        (0.49)         (0.65)        (1.46)        (2.72)
    -------       -------         ------        ------        ------
    $ 11.29       $ 12.97         $11.79        $14.93        $15.57
    =======       =======         ======        ======        ======
      (9.72)%       14.39%        (17.07)%        6.18%        22.09%
    =======       =======         ======        ======        ======
    $11,994       $10,905         $3,961        $3,700        $1,694
       2.03%         1.97%          1.98%         1.97%         1.94%
      (0.41)%       (0.23)%         0.62%         0.69%         1.03%
         30%           65%            91%           50%           73%
       2.03%         1.97%          1.98%         1.97%         1.94%

                       See Notes to Financial Statements.

Munder Large-Cap Value Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                        C SHARES
                                                            ----------------------------------------------------------------
                                                            YEAR         YEAR          YEAR            YEAR          YEAR
                                                            ENDED        ENDED         ENDED           ENDED         ENDED
                                                            6/30/02      6/30/01       6/30/00(C)      6/30/99       6/30/98
                                                            ----------------------------------------------------------------
Net asset value, beginning of period....................    $12.96       $11.78          $14.91        $15.55        $15.16
                                                            ------       ------          ------        ------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)............................     (0.04)       (0.02)           0.08          0.09          0.16
Net realized and unrealized gain/(loss) on
  investments...........................................     (1.24)        1.69           (2.56)         0.73          2.95
                                                            ------       ------          ------        ------        ------
Total from investment operations........................     (1.28)        1.67           (2.48)         0.82          3.11
                                                            ------       ------          ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income....................      --          (0.01)          (0.08)        (0.07)        (0.16)
Distributions in excess of net investment income........      --           --             --             --            --
Distributions from net realized gains...................     (0.40)       (0.48)          (0.57)        (1.39)        (2.56)
                                                            ------       ------          ------        ------        ------
Total distributions.....................................     (0.40)       (0.49)          (0.65)        (1.46)        (2.72)
                                                            ------       ------          ------        ------        ------
Net asset value, end of period..........................    $11.28       $12.96          $11.78        $14.91        $15.55
                                                            ------       ------          ------        ------        ------
TOTAL RETURN(B).........................................     (9.73)%      14.40%         (17.02)%        6.18%        22.05%
                                                            ======       ======          ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................    $3,733       $3,781          $1,073        $1,366        $1,776
Ratio of operating expenses to average net assets.......      2.03%        1.97%           1.98%         1.97%         1.94%
Ratio of net investment income/(loss) to average net
  assets................................................     (0.41)%      (0.23)%          0.62%         0.69%         1.03%
Portfolio turnover rate.................................        30%          65%             91%           50%           73%
Ratio of operating expenses to average net assets
  without expense waivers...............................      2.03%        1.97%           1.98%         1.97%         1.94%

------------
(a) The Munder Large-Cap Value Fund Class C Shares and Class Y Shares commenced operations on December 5, 1995 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                              Y SHARES
---------------------------------------------------------------------
    YEAR          YEAR          YEAR            YEAR          YEAR
    ENDED         ENDED         ENDED           ENDED         ENDED
    6/30/02       6/30/01       6/30/00(C)      6/30/99       6/30/98
---------------------------------------------------------------------
    $ 13.07       $ 11.84        $ 15.00        $ 15.64       $ 15.23
    -------       -------        -------        -------       -------
       0.07          0.10           0.21           0.25          0.32
      (1.24)         1.71          (2.59)          0.72          2.97
    -------       -------        -------        -------       -------
      (1.17)         1.81          (2.38)          0.97          3.29
    -------       -------        -------        -------       -------
      (0.07)        (0.10)         (0.18)         (0.22)        (0.32)
      --            --             (0.03)         --            --
      (0.40)        (0.48)         (0.57)         (1.39)        (2.56)
    -------       -------        -------        -------       -------
      (0.47)        (0.58)         (0.78)         (1.61)        (2.88)
    -------       -------        -------        -------       -------
    $ 11.43       $ 13.07        $ 11.84        $ 15.00       $ 15.64
    -------       -------        -------        -------       -------
      (8.83)%       15.59%        (16.28)%         7.22%        23.32%
    =======       =======        =======        =======       =======
    $77,446       $79,553        $73,435        $39,368       $34,840
       1.03%         0.97%          0.98%          0.96%         0.94%
       0.59%         0.77%          1.62%          1.69%         2.03%
         30%           65%            91%            50%           73%
       1.03%         0.97%          0.98%          0.96%         0.94%

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                      A SHARES
                                                     --------------------------------------------------------------------------
                                                     YEAR            YEAR            YEAR            YEAR            YEAR
                                                     ENDED           ENDED           ENDED           ENDED           ENDED
                                                     6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                     --------------------------------------------------------------------------
Net asset value, beginning of period.............     $ 25.38         $ 28.80         $ 18.16          $17.00         $ 12.81
                                                      -------         -------         -------          ------         -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss..............................       (0.27)          (0.31)          (0.32)          (0.18)          (0.17)
Net realized and unrealized gain/(loss) on
  investments....................................        0.01           (2.10)          10.96            1.64            5.00
                                                      -------         -------         -------          ------         -------
Total from investment operations.................       (0.26)          (2.41)          10.64            1.46            4.83
                                                      -------         -------         -------          ------         -------
LESS DISTRIBUTIONS:
Distributions from net realized gains............       --              (1.00)          --              (0.30)          (0.64)
Distributions in excess of net realized gains....       --              (0.01)          --              --              --
                                                      -------         -------         -------          ------         -------
Total distributions..............................       --              (1.01)          --              (0.30)          (0.64)
                                                      -------         -------         -------          ------         -------
Net asset value, end of period...................     $ 25.12         $ 25.38         $ 28.80          $18.16         $ 17.00
                                                      =======         =======         =======          ======         =======
TOTAL RETURN(B)..................................       (0.99)%         (8.43)%         58.59%           9.10%          38.01%
                                                      =======         =======         =======          ======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............     $56,222         $34,017         $35,960          $9,844         $10,821
Ratio of operating expenses to average net
  assets.........................................        1.66%           1.65%           1.68%           1.53%           1.53%
Ratio of net investment loss to average net
  assets.........................................       (1.12)%         (1.28)%         (1.23)%         (1.21)%         (0.97)%
Portfolio turnover rate..........................         118%            142%            187%            184%            172%
Ratio of operating expenses to average net assets
  without expense waivers........................        1.67%           1.65%           1.68%           1.64%           1.78%

------------
(a) The Munder Micro-Cap Equity Fund Class A Shares and Class B Shares commenced operations on December 26, 1996 and February 24, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   B SHARES
------------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            YEAR
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)
------------------------------------------------------------------------------
     $ 24.52         $ 28.02         $ 17.84         $ 16.83         $ 12.79
     -------         -------         -------         -------         -------
       (0.43)          (0.47)          (0.50)          (0.28)          (0.29)
        0.01           (2.02)          10.68            1.59            4.97
     -------         -------         -------         -------         -------
       (0.42)          (2.49)          10.18            1.31            4.68
     -------         -------         -------         -------         -------
       --              (1.00)          --              (0.30)          (0.64)
       --              (0.01)          --              --              --
     -------         -------         -------         -------         -------
       --              (1.01)          --              (0.30)          (0.64)
     -------         -------         -------         -------         -------
     $ 24.10         $ 24.52         $ 28.02         $ 17.84         $ 16.83
     =======         =======         =======         =======         =======
       (1.67)%         (8.97)%         57.06%           8.29%          36.87%
     =======         =======         =======         =======         =======
     $49,062         $40,095         $45,480         $13,811         $15,965
        2.41%           2.40%           2.43%           2.28%           2.28%
       (1.87)%         (2.03)%         (1.98)%         (1.96)%         (1.72)%
         118%            142%            187%            184%            172%
        2.42%           2.40%           2.43%           2.39%           2.53%

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                      C SHARES
                                                     --------------------------------------------------------------------------
                                                     YEAR            YEAR            YEAR            YEAR            YEAR
                                                     ENDED           ENDED           ENDED           ENDED           ENDED
                                                     6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                     --------------------------------------------------------------------------
Net asset value, beginning of period.............     $ 24.53         $ 28.03         $ 17.85          $16.84          $12.79
                                                      -------         -------         -------          ------          ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss..............................       (0.44)          (0.47)          (0.50)          (0.28)          (0.29)
Net realized and unrealized gain/(loss) on
  investments....................................        0.02           (2.02)          10.68            1.59            4.98
                                                      -------         -------         -------          ------          ------
Total from investment operations.................       (0.42)          (2.49)          10.18            1.31            4.69
                                                      -------         -------         -------          ------          ------
LESS DISTRIBUTIONS:
Distributions from net realized gains............       --              (1.00)          --              (0.30)          (0.64)
Distributions in excess of net realized gains....       --              (0.01)          --              --              --
                                                      -------         -------         -------          ------          ------
Total distributions..............................       --              (1.01)          --              (0.30)          (0.64)
                                                      -------         -------         -------          ------          ------
Net asset value, end of period...................     $ 24.11         $ 24.53         $ 28.03          $17.85          $16.84
                                                      =======         =======         =======          ======          ======
TOTAL RETURN(B)..................................       (1.67)%         (8.93)%         56.97%           8.29%          36.95%
                                                      =======         =======         =======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............     $28,050         $19,276         $20,588          $6,333          $7,441
Ratio of operating expenses to average net
  assets.........................................        2.41%           2.40%           2.43%           2.80%           2.28%
Ratio of net investment loss to average net
  assets.........................................       (1.87)%         (2.03)%         (1.98)%         (1.96)%         (1.72)%
Portfolio turnover rate..........................         118%            142%            187%            184%            172%
Ratio of operating expenses to average net assets
  without expense waivers........................        2.42%           2.40%           2.43%           2.39%           2.53%

------------
(a) The Munder Micro-Cap Equity Fund Class C Shares and Class Y Shares commenced operations on March 31, 1997 and December 26, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   Y SHARES
------------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            YEAR
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)
------------------------------------------------------------------------------
     $ 25.63         $ 28.97         $ 18.27         $ 17.05         $ 12.83
     -------         -------         -------         -------         -------
       (0.21)          (0.25)          (0.25)          (0.14)          (0.13)
        0.04           (2.08)          10.95            1.66            4.99
     -------         -------         -------         -------         -------
       (0.17)          (2.33)          10.70            1.52            4.86
     -------         -------         -------         -------         -------
       --              (1.00)          --              (0.30)          (0.64)
       --              (0.01)          --              --              --
     -------         -------         -------         -------         -------
       --              (1.01)          --              (0.30)          (0.64)
     -------         -------         -------         -------         -------
     $ 25.46         $ 25.63         $ 28.97         $ 18.27         $ 17.05
     =======         =======         =======         =======         =======
       (0.66)%         (8.10)%         58.57%           9.43%          38.19%
     =======         =======         =======         =======         =======
     $13,515         $12,560         $22,737         $17,543         $15,337
        1.41%           1.40%           1.43%           1.28%           1.28%
       (0.87)%         (1.03)%         (1.02)%         (0.94)%         (0.72)%
         118%            142%            187%            184%            172%
        1.42%           1.40%           1.43%           1.39%           1.53%

                       See Notes to Financial Statements.

Munder MidCap Select Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                       A SHARES                          B SHARES
                                                                -----------------------           -----------------------
                                                                YEAR            PERIOD            YEAR            PERIOD
                                                                ENDED           ENDED             ENDED           ENDED
                                                                6/30/02(C)      6/30/01           6/30/02(C)      6/30/01
                                                                ---------------------------------------------------------
Net asset value, beginning of period........................      $14.62        $15.47              $14.51        $15.42
                                                                  ------        ------              ------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)................................       (0.12)        (0.08)              (0.23)        (0.13)
Net realized and unrealized gain/(loss) on investments......       (1.16)         0.76               (1.14)         0.75
                                                                  ------        ------              ------        ------
Total from investment operations............................       (1.28)         0.68               (1.37)         0.62
                                                                  ------        ------              ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................       --             --                 --             --
Distributions from net realized capital gain................       --            (1.41)              --            (1.41)
Distributions in excess of net realized capital gain........       --            (0.12)              --            (0.12)
                                                                  ------        ------              ------        ------
Total distributions.........................................       --            (1.53)              --            (1.53)
                                                                  ------        ------              ------        ------
Net asset value, end of period..............................      $13.34        $14.62              $13.14        $14.51
                                                                  ======        ======              ======        ======
TOTAL RETURN(B).............................................       (8.76)%        4.54%              (9.44)%        4.12%
                                                                  ======        ======              ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $2,237        $2,351              $2,339        $1,655
Ratio of operating expenses to average net assets...........        1.43%         1.44%(e)            2.18%         2.19%(e)
Ratio of net investment income/(loss) to average net
  assets....................................................       (0.91)%       (0.85)%(e)          (1.66)%       (1.60)%(e)
Portfolio turnover rate.....................................          55%           81%                 55%           81%
Ratio of operating expenses to average net assets without
  expense waivers...........................................        1.43%         1.66%(e)            2.18%         2.41%(e)

------------
(a) The Munder MidCap Select Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on July 3, 2000, July 5, 2000, July 14, 2000 and June 24, 1998, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

(e) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

         II SHARES                                                  Y SHARES
---------------------------           --------------------------------------------------------------------
    YEAR            PERIOD            YEAR            YEAR           YEAR           YEAR           PERIOD
    ENDED           ENDED             ENDED           ENDED          ENDED          ENDED          ENDED
    6/30/02(C)      6/30/01           6/30/02(C)      6/30/01        6/30/00        6/30/99        6/30/98
----------------------------------------------------------------------------------------------------------
      $14.53        $16.37             $ 14.66        $ 15.47        $ 10.85        $10.02         $10.00
      ------        ------             -------        -------        -------        ------         ------
       (0.23)        (0.13)              (0.09)         (0.06)         (0.03)        (0.02)          0.01
       (1.13)        (0.18)              (1.15)          0.78           4.87          0.85           0.01
      ------        ------             -------        -------        -------        ------         ------
       (1.36)        (0.31)              (1.24)          0.72           4.84          0.83           0.02
      ------        ------             -------        -------        -------        ------         ------
       --             --                 --             --             --            (0.00)(d)       --
       --            (1.41)              --             (1.41)         (0.22)         --             --
       --            (0.12)              --             (0.12)         --             --             --
      ------        ------             -------        -------        -------        ------         ------
       --            (1.53)              --             (1.53)         (0.22)        (0.00)(d)       --
      ------        ------             -------        -------        -------        ------         ------
      $13.17        $14.53             $ 13.42        $ 14.66        $ 15.47        $10.85         $10.02
      ======        ======             =======        =======        =======        ======         ======
       (9.36)%       (1.81)%             (8.46)%         4.82%         45.67%         8.44%          0.20%
      ======        ======             =======        =======        =======        ======         ======
      $1,297        $  838             $26,013        $25,800        $13,024        $3,434         $1,573
        2.18%         2.19%(e)            1.18%          1.19%          1.18%         1.18%          1.15%(e)
       (1.66)%       (1.60)%(e)          (0.66)%        (0.60)%        (0.44)%       (0.28)%         3.18%(e)
          55%           81%                 55%            81%           128%          122%             0%
        2.18%         2.41%(e)            1.18%          1.41%          1.23%         1.66%          1.16%(e)

                       See Notes to Financial Statements.

Munder Multi-Season Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                         A SHARES
                                                          -----------------------------------------------------------------------
                                                          YEAR            YEAR            YEAR            YEAR         YEAR
                                                          ENDED           ENDED           ENDED           ENDED        ENDED
                                                          6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99      6/30/98(C)
                                                          -----------------------------------------------------------------------
Net asset value, beginning of period..................     $ 15.64         $ 20.63         $ 22.05         $21.46       $ 18.02
                                                           -------         -------         -------         -----        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss...................................       (0.03)          (0.06)          (0.03)        (0.03)          0.00(d)
Net realized and unrealized gain/(loss) on
  investments.........................................       (3.34)          (2.64)          (0.02)         2.20           4.37
                                                           -------         -------         -------         -----        -------
Total from investment operations......................       (3.37)          (2.70)          (0.05)         2.17           4.37
                                                           -------         -------         -------         -----        -------
LESS DISTRIBUTIONS:
Dividends from net investment income..................       --              --              --             --            (0.01)
Distributions from net realized gains.................       (0.55)          (2.29)          (1.37)        (1.58)         (0.92)
Distributions from capital............................       (0.00)(d)       --              --             --            --
                                                           -------         -------         -------         -----        -------
Total distributions...................................       (0.55)          (2.29)          (1.37)        (1.58)         (0.93)
                                                           -------         -------         -------         -----        -------
Net asset value, end of period........................     $ 11.72         $ 15.64         $ 20.63         $22.05       $ 21.46
                                                           =======         =======         =======         =====        =======
TOTAL RETURN(B).......................................      (21.72)%        (14.51)%          0.22%        11.34%         25.02%
                                                           =======         =======         =======         =====        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................     $32,255         $48,009         $65,569        4$9,602       $32,311
Ratio of operating expenses to average net assets.....        1.21%           1.21%           1.24%         1.22%          1.21%
Ratio of net investment loss to average net assets....       (0.19)%         (0.30)%         (0.14)%       (0.14)%         0.00%(e)
Portfolio turnover rate...............................          20%             38%             44%           53%            34%
Ratio of operating expenses to average net assets
  without expense waivers.............................        1.21%           1.42%           1.42%         1.38%          1.39%

------------
(a) The Munder Multi-Season Growth Fund Class A Shares and Class B Shares commenced operations on August 4, 1993 and April 29, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01.

(e) Amount represents less than 0.01%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  B SHARES
----------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR          YEAR
    ENDED           ENDED           ENDED           ENDED         ENDED
    6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99       6/30/98(C)
----------------------------------------------------------------------------
     $ 14.50         $ 19.52         $ 21.09        $ 20.70        $  17.54
     -------         -------         -------        -------        --------
       (0.12)          (0.18)          (0.17)         (0.18)          (0.14)
       (3.08)          (2.55)          (0.03)          2.15            4.22
     -------         -------         -------        -------        --------
       (3.20)          (2.73)          (0.20)          1.97            4.08
     -------         -------         -------        -------        --------
       --              --              --             --             --
       (0.55)          (2.29)          (1.37)         (1.58)          (0.92)
       (0.00)(d)       --              --             --             --
     -------         -------         -------        -------        --------
       (0.55)          (2.29)          (1.37)         (1.58)          (0.92)
     -------         -------         -------        -------        --------
     $ 10.75         $ 14.50         $ 19.52        $ 21.09        $  20.70
     =======         =======         =======        =======        ========
      (22.21)%        (15.54)%         (0.51)%        10.66%          24.12%
     =======         =======         =======        =======        ========
     $12,602         $25,574         $36,433        $99,696        $102,700
        1.96%           1.96%           1.99%          1.97%           1.96%
       (0.94)%         (1.05)%         (0.89)%        (0.83)%         (0.75)%
          20%             38%             44%            53%             34%
        1.96%           2.17%           2.17%          2.14%           2.14%

                       See Notes to Financial Statements.

Munder Multi-Season Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                        C SHARES
                                                        ------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR          YEAR
                                                        ENDED           ENDED           ENDED           ENDED         ENDED
                                                        6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99       6/30/98(C)
                                                        ------------------------------------------------------------------------
Net asset value, beginning of period................      $14.62          $19.55         $ 21.12        $20.73         $ 17.56
                                                          ------          ------         -------        -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)........................       (0.12)          (0.18)          (0.17)        (0.19)          (0.14)
Net realized and unrealized gain/(loss) on
  investments.......................................       (3.10)          (2.46)          (0.03)         2.16            4.23
                                                          ------          ------         -------        -------        -------
Total from investment operations....................       (3.22)          (2.64)          (0.20)         1.97            4.09
                                                          ------          ------         -------        -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income................       --              --              --             --             --
Distributions from net realized gains...............       (0.55)          (2.29)          (1.37)        (1.58)          (0.92)
Distributions from capital..........................       (0.00)(d)       --              --             --             --
                                                          ------          ------         -------        -------        -------
Total distributions.................................       (0.55)          (2.29)          (1.37)        (1.58)          (0.92)
                                                          ------          ------         -------        -------        -------
Net asset value, end of period......................      $10.85          $14.62         $ 19.55        $21.12         $ 20.73
                                                          ======          ======         =======        =======        =======
TOTAL RETURN(B).....................................      (22.23)%        (15.05)%         (0.51)%       10.70%          24.09%
                                                          ======          ======         =======        =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................      $4,153          $7,715         $10,166        $13,076        $14,411
Ratio of operating expenses to average net assets...        1.96%           1.96%           1.99%         1.97%           1.96%
Ratio of net investment income/(loss) to average net
  assets............................................       (0.94)%         (1.05)%         (0.89)%       (0.83)%         (0.75)%
Portfolio turnover rate.............................          20%             38%             44%           53%             34%
Ratio of operating expenses to average net assets
  without expense waivers...........................        1.96%           2.17%           2.17%         2.13%           2.14%

------------
(a) The Munder Multi-Season Growth Fund Class C Shares and Class Y Shares commenced operations on September 20, 1993 and August 16, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   Y SHARES
-------------------------------------------------------------------------------
    YEAR            YEAR             YEAR             YEAR           YEAR
    ENDED           ENDED            ENDED            ENDED          ENDED
    6/30/02(C)      6/30/01(C)       6/30/00(C)       6/30/99        6/30/98(C)
-------------------------------------------------------------------------------
     $ 16.00         $  20.98         $  22.34        $  21.66        $  18.17
     -------         --------         --------        --------        --------
        0.01            (0.01)            0.02            0.04            0.05
       (3.42)           (2.68)           (0.01)           2.25            4.38
     -------         --------         --------        --------        --------
       (3.41)           (2.69)            0.01            2.29            4.43
     -------         --------         --------        --------        --------
       --              --               --               (0.03)          (0.02)
       (0.55)           (2.29)           (1.37)          (1.58)          (0.92)
       (0.00)(d)       --               --               --             --
     -------         --------         --------        --------        --------
       (0.55)           (2.29)           (1.37)          (1.61)          (0.94)
     -------         --------         --------        --------        --------
     $ 12.04         $  16.00         $  20.98        $  22.34        $  21.66
     =======         ========         ========        ========        ========
      (21.41)%         (14.20)%           0.50%          11.70%          25.28%
     =======         ========         ========        ========        ========
     $80,489         $159,736         $250,523        $314,558        $332,156
        0.96%            0.96%            0.99%           0.97%           0.96%
        0.06%           (0.05)%           0.11%           0.17%           0.25%
          20%              38%              44%             53%             34%
        0.96%            1.17%            1.17%           1.14%           1.14%

                       See Notes to Financial Statements.

Munder Power Plus Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                        A SHARES                      B SHARES
                                                                ------------------------       ----------------------
                                                                YEAR            PERIOD         YEAR          PERIOD
                                                                ENDED           ENDED          ENDED         ENDED
                                                                6/30/02(D)      6/30/01        6/30/02(D)    6/30/01
                                                                -----------------------------------------------------
Net asset value, beginning of period........................     $  9.86        $  10.00        $  9.83      $  10.00
                                                                 -------        --------        -------      --------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss.........................................       (0.10)          (0.01)         (0.16)        (0.02)
Net realized and unrealized loss on investments.............       (2.28)          (0.13)         (2.27)        (0.15)
                                                                 -------        --------        -------      --------
Total from investment operations............................       (2.38)          (0.14)         (2.43)        (0.17)
                                                                 -------        --------        -------      --------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain................       (0.06)          --             (0.06)        --
Distributions from capital..................................       (0.00)(c)       --             (0.00)(c)     --
                                                                 -------        --------        -------      --------
Total distributions.........................................       (0.06)          --             (0.06)        --
                                                                 -------        --------        -------      --------
Net asset value, end of period..............................     $  7.42        $   9.86        $  7.34      $   9.83
                                                                 =======        ========        =======      ========
TOTAL RETURN(B).............................................      (24.11)%         (1.40)%       (24.70)%       (1.70)%
                                                                 =======        ========        =======      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................     $33,446        $ 59,147        $50,354      $ 73,409
Ratio of operating expenses to average net assets...........        1.76%           1.50%(e)       2.51%         2.25%(e)
Ratio of net investment loss to average net assets..........       (1.15)%         (0.41)%(e)     (1.90)%       (1.16)%(e)
Portfolio turnover rate.....................................         107%             36%           107%           36%
Ratio of operating expenses to average net assets without
  expense waivers...........................................        1.76%           1.50%(e)       2.51%         2.25%(e)

------------
(a) The Munder Power Plus Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on March 13, 2001.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Amount represents less than $0.01 per share.

(d) Per share numbers have been calculated using the average shares method.

(e) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

           II SHARES                    Y SHARES
    -----------------------      -----------------------
    YEAR            PERIOD       YEAR            PERIOD
    ENDED           ENDED        ENDED           ENDED
    6/30/02(D)      6/30/01      6/30/02(D)      6/30/01
--------------------------------------------------------
     $  9.84        $10.00        $   9.87       $10.00
     -------        ------        --------       ------
       (0.16)        (0.02)          (0.07)        0.00(c)
       (2.27)        (0.14)          (2.29)       (0.13)
     -------        ------        --------       ------
       (2.43)        (0.16)          (2.36)       (0.13)
     -------        ------        --------       ------
       (0.06)         --             (0.06)        --
       (0.00)(c)      --             (0.00)(c)     --
     -------        ------        --------       ------
       (0.06)         --             (0.06)        --
     -------        ------        --------       ------
     $  7.35        $ 9.84        $   7.45       $ 9.87
     =======        ======        ========       ======
      (24.67)%       (1.60)%        (23.89)%      (1.30)%
     =======        ======        ========       ======
     $20,917        $29,928       $  1,352       $2,039
        2.51%         2.25%(e)        1.51%        1.25%(e)
       (1.90)%       (1.16)%(e)      (0.90)%      (0.16)%(e)
         107%           36%            107%          36%
        2.51%         2.25%(e)        1.51%        1.25%(e)

                       See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                        A SHARES
                                                        -------------------------------------------------------------------------
                                                        YEAR            YEAR           YEAR            YEAR            YEAR
                                                        ENDED           ENDED          ENDED           ENDED           ENDED
                                                        6/30/02(C)      6/30/01        6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                        -------------------------------------------------------------------------
Net asset value, beginning of period..............        $13.22        $12.09           $12.78          $14.94          $14.40
                                                          ------        ------           ------          ------          ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.............................          0.58          0.44             0.56            0.57            0.64
Net realized and unrealized gain/(loss) on
  investments.....................................          1.52          1.30            (0.57)          (1.63)           0.66
                                                          ------        ------           ------          ------          ------
Total from investment operations..................          2.10          1.74            (0.01)          (1.06)           1.30
                                                          ------        ------           ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income..............         (0.50)        (0.43)           (0.56)          (0.60)          (0.62)
Distributions from net realized gains.............         --             --              --              (0.39)          (0.14)
Distributions from capital........................         (0.17)        (0.18)           (0.12)          (0.11)          --
                                                          ------        ------           ------          ------          ------
Total distributions...............................         (0.67)        (0.61)           (0.68)          (1.10)          (0.76)
                                                          ------        ------           ------          ------          ------
Net asset value, end of period....................        $14.65        $13.22           $12.09          $12.78          $14.94
                                                          ======        ======           ======          ======          ======
TOTAL RETURN(B)...................................         16.52%        14.80%            0.63%          (6.66)%          8.93%
                                                          ======        ======           ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............        $3,441        $3,155           $3,730          $3,530          $4,099
Ratio of operating expenses to average net
  assets..........................................          1.20%         1.30%            1.33%           1.27%           1.28%
Ratio of net investment income to average net
  assets..........................................          4.33%         4.83%            4.90%           4.40%           4.15%
Portfolio turnover rate...........................            39%           30%              15%             22%             15%
Ratio of operating expenses to average net assets
  without expense waivers.........................          1.21%         1.30%            1.33%           1.27%           1.28%

------------
(a) The Munder Real Estate Equity Investment Fund Class A Shares and Class B Shares commenced operations on September 30, 1994 and October 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  B SHARES
----------------------------------------------------------------------------
    YEAR            YEAR          YEAR            YEAR            YEAR
    ENDED           ENDED         ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)
----------------------------------------------------------------------------
      $13.19        $12.10          $12.77          $14.93          $14.40
      ------        ------          ------          ------          ------
        0.48          0.34            0.47            0.47            0.53
        1.52          1.27           (0.54)          (1.63)           0.65
      ------        ------          ------          ------          ------
        2.00          1.61           (0.07)          (1.16)           1.18
      ------        ------          ------          ------          ------
       (0.40)        (0.34)          (0.48)          (0.51)          (0.51)
       --             --             --              (0.39)          (0.14)
       (0.17)        (0.18)          (0.12)          (0.10)          --
      ------        ------          ------          ------          ------
       (0.57)        (0.52)          (0.60)          (1.00)          (0.65)
      ------        ------          ------          ------          ------
      $14.62        $13.19          $12.10          $12.77          $14.93
      ======        ======          ======          ======          ======
       15.69%        13.67%          (0.04)%         (7.37)%          8.12%
      ======        ======          ======          ======          ======
      $4,569        $3,571          $3,291          $5,337          $6,956
        1.95%         2.05%           2.08%           2.02%           2.03%
        3.58%         4.08%           4.15%           3.70%           3.40%
          39%           30%             15%             22%             15%
        1.96%         2.05%           2.08%           2.02%           2.03%

                       See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                         C SHARES
                                                         ------------------------------------------------------------------------
                                                         YEAR            YEAR          YEAR            YEAR            YEAR
                                                         ENDED           ENDED         ENDED           ENDED           ENDED
                                                         6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                         ------------------------------------------------------------------------
Net asset value, beginning of period.................      $13.26        $12.16          $12.82          $14.98          $14.44
                                                           ------        ------          ------          ------          ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income................................        0.48          0.34            0.48            0.48            0.53
Net realized and unrealized gain/(loss) on
  investments........................................        1.53          1.28           (0.54)          (1.64)           0.66
                                                           ------        ------          ------          ------          ------
Total from investment operations.....................        2.01          1.62           (0.06)          (1.16)           1.19
                                                           ------        ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income.................       (0.40)        (0.34)          (0.48)          (0.51)          (0.51)
Distributions from net realized gains................       --             --             --              (0.39)          (0.14)
Distributions from capital...........................       (0.17)        (0.18)          (0.12)          (0.10)          --
                                                           ------        ------          ------          ------          ------
Total distributions..................................       (0.57)        (0.52)          (0.60)          (1.00)          (0.65)
                                                           ------        ------          ------          ------          ------
Net asset value, end of period.......................      $14.70        $13.26          $12.16          $12.82          $14.98
                                                           ======        ======          ======          ======          ======
TOTAL RETURN(B)......................................       15.68%        13.68%           0.04%          (7.34)%          8.17%
                                                           ======        ======          ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................      $1,252        $  938          $  669          $1,251          $1,513
Ratio of operating expenses to average net assets....        1.95%         2.05%           2.08%           2.02%           2.03%
Ratio of net investment income to average net
  assets.............................................        3.58%         4.08%           4.15%           3.73%           3.40%
Portfolio turnover rate..............................          39%           30%             15%             22%             15%
Ratio of operating expenses to average net assets
  without expense waivers............................        1.96%         2.05%           2.08%           2.02%           2.03%

------------
(a) The Munder Real Estate Equity Investment Fund Class C shares and Class Y shares commenced operations on January 5, 1996 and October 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  Y SHARES
----------------------------------------------------------------------------
    YEAR            YEAR          YEAR            YEAR            YEAR
    ENDED           ENDED         ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)
----------------------------------------------------------------------------
     $ 13.23        $ 12.13        $ 12.80         $ 14.95         $ 14.40
     -------        -------        -------         -------         -------
        0.61           0.47           0.59            0.60            0.68
        1.52           1.28          (0.55)          (1.62)           0.66
     -------        -------        -------         -------         -------
        2.13           1.75           0.04           (1.02)           1.34
     -------        -------        -------         -------         -------
       (0.53)         (0.47)         (0.59)          (0.64)          (0.65)
       --             --             --              (0.39)          (0.14)
       (0.17)         (0.18)         (0.12)          (0.10)          --
     -------        -------        -------         -------         -------
       (0.70)         (0.65)         (0.71)          (1.13)          (0.79)
     -------        -------        -------         -------         -------
     $ 14.66        $ 13.23        $ 12.13         $ 12.80         $ 14.95
     =======        =======        =======         =======         =======
       16.80%         14.89%          0.96%          (6.35)%          9.24%
     =======        =======        =======         =======         =======
     $49,066        $49,483        $55,645         $68,856         $82,611
        0.95%          1.05%          1.08%           1.02%           1.03%
        4.58%          5.08%          5.15%           4.73%           4.40%
          39%            30%            15%             22%             15%
        0.96%          1.05%          1.08%           1.02%           1.03%

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                         A SHARES
                                                         ------------------------------------------------------------------------
                                                         YEAR            YEAR          YEAR            YEAR            YEAR
                                                         ENDED           ENDED         ENDED           ENDED           ENDED
                                                         6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                         ------------------------------------------------------------------------
Net asset value, beginning of period.................     $  16.43       $12.19          $13.10          $14.24          $12.04
                                                          --------       ------          ------          ------          ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss).........................         0.09         0.14            0.04            0.06            0.08
Net realized and unrealized gain/(loss) on
  investments........................................         1.42         4.22           (0.89)          (0.86)           2.82
                                                          --------       ------          ------          ------          ------
Total from investment operations.....................         1.51         4.36           (0.85)          (0.80)           2.90
                                                          --------       ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income.................        (0.05)       (0.12)          (0.05)          (0.05)          (0.06)
Distributions in excess of net investment income.....       --             --             (0.01)          (0.02)          --
Distributions from net realized capital gains........        (0.94)        --             --              (0.27)          (0.64)
                                                          --------       ------          ------          ------          ------
Total distributions..................................        (0.99)       (0.12)          (0.06)          (0.34)          (0.70)
                                                          --------       ------          ------          ------          ------
Net asset value, end of period.......................     $  16.95       $16.43          $12.19          $13.10          $14.24
                                                          ========       ======          ======          ======          ======
TOTAL RETURN(B)......................................        10.50%       35.89%          (6.57)%         (5.19)%         24.36%
                                                          ========       ======          ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................     $ 15,143       $7,872          $3,469          $6,015          $6,474
Ratio of operating expenses to average net assets....         1.41%        1.29%           1.31%           1.23%           1.27%
Ratio of net investment income/(loss) to average net
  assets.............................................         0.56%        0.92%           0.31%           0.49%           0.56%
Portfolio turnover rate..............................           85%         140%             76%             69%             53%
Ratio of operating expenses to average net assets
  without expense waivers............................         1.42%        1.29%           1.31%           1.23%           1.27%

------------
(a) The Munder Small-Cap Value Fund Class A Shares and Class B Shares commenced operations on January 10, 1997 and February 11, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  B SHARES
-----------------------------------------------------------------------------
    YEAR             YEAR          YEAR            YEAR            YEAR
    ENDED            ENDED         ENDED           ENDED           ENDED
    6/30/02(C)       6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)
-----------------------------------------------------------------------------
     $  16.24        $ 12.06         $13.03          $14.19          $12.03
     --------        -------         ------          ------          ------
        (0.03)          0.12          (0.05)          (0.03)          (0.03)
         1.42           4.07          (0.91)          (0.84)           2.83
     --------        -------         ------          ------          ------
         1.39           4.19          (0.96)          (0.87)           2.80
     --------        -------         ------          ------          ------
        (0.01)         (0.01)         --              (0.00)(d)       --
       --              --             (0.01)          (0.02)          --
        (0.94)         --             --              (0.27)          (0.64)
     --------        -------         ------          ------          ------
        (0.95)         (0.01)         (0.01)          (0.29)          (0.64)
     --------        -------         ------          ------          ------
     $  16.68        $ 16.24         $12.06          $13.03          $14.19
     ========        =======         ======          ======          ======
         9.75%         34.80%         (7.38)%         (5.85)%         23.58%
     ========        =======         ======          ======          ======
     $ 35,505        $15,063         $2,741          $3,287          $3,237
         2.16%          2.04%          2.06%           1.98%           2.02%
        (0.19)%         0.17%         (0.44)%         (0.27)%         (0.19)%
           85%           140%            76%             69%             53%
         2.17%          2.04%          2.06%           1.98%           2.02%

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                         C SHARES
                                                         ------------------------------------------------------------------------
                                                         YEAR            YEAR          YEAR            YEAR            YEAR
                                                         ENDED           ENDED         ENDED           ENDED           ENDED
                                                         6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                         ------------------------------------------------------------------------
Net asset value, beginning of period.................     $  16.19       $12.02          $13.00          $14.18          $12.02
                                                          --------       ------          ------          ------          ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss).........................        (0.03)        0.13           (0.05)          (0.03)          (0.03)
Net realized and unrealized gain/(loss) on
  investments........................................         1.42         4.05           (0.92)          (0.86)           2.83
                                                          --------       ------          ------          ------          ------
Total from investment operations.....................         1.39         4.18           (0.97)          (0.89)           2.80
                                                          --------       ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income.................        (0.01)       (0.01)          --              (0.00)(d)       --
Distributions in excess of net investment income.....       --             --             (0.01)          (0.02)          --
Distributions from net realized capital gains........        (0.94)        --             --              (0.27)          (0.64)
                                                          --------       ------          ------          ------          ------
Total distributions..................................        (0.95)       (0.01)          (0.01)          (0.29)          (0.64)
                                                          --------       ------          ------          ------          ------
Net asset value, end of period.......................     $  16.63       $16.19          $12.02          $13.00          $14.18
                                                          ========       ======          ======          ======          ======
TOTAL RETURN(B)......................................         9.78%       34.83%          (7.47)%         (6.00)%         23.60%
                                                          ========       ======          ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................     $ 11,289       $4,772          $1,275          $1,845          $1,932
Ratio of operating expenses to average net assets....         2.16%        2.04%           2.06%           1.98%           2.02%
Ratio of net investment income/(loss) to average net
  assets.............................................        (0.19)%       0.17%          (0.44)%         (0.27)%         (0.19)%
Portfolio turnover rate..............................           85%         140%             76%             69%             53%
Ratio of operating expenses to average net assets
  without expense waivers............................         2.17%        2.04%           2.06%           1.98%           2.02%

------------
(a) The Munder Small-Cap Value Fund Class C Shares and Class Y Shares commenced operations on January 13, 1997 and December 26, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  Y SHARES
----------------------------------------------------------------------------
    YEAR            YEAR          YEAR            YEAR            YEAR
    ENDED           ENDED         ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)
----------------------------------------------------------------------------
     $ 16.44        $ 12.20        $ 13.13         $ 14.25         $ 12.04
     -------        -------        -------         -------         -------
        0.13           0.16           0.07            0.09            0.11
        1.42           4.23          (0.92)          (0.85)           2.84
     -------        -------        -------         -------         -------
        1.55           4.39          (0.85)          (0.76)           2.95
     -------        -------        -------         -------         -------
       (0.07)         (0.15)         (0.08)          (0.09)          (0.10)
       --             --             --              --              --
       (0.94)         --             --              (0.27)          (0.64)
     -------        -------        -------         -------         -------
       (1.01)         (0.15)         (0.08)          (0.36)          (0.74)
     -------        -------        -------         -------         -------
     $ 16.98        $ 16.44        $ 12.20         $ 13.13         $ 14.25
     =======        =======        =======         =======         =======
       10.84%         36.11%         (6.45)%         (5.01)%         24.84%
     =======        =======        =======         =======         =======
     $45,122        $44,955        $31,920         $59,432         $71,251
        1.16%          1.04%          1.06%           0.98%           1.02%
        0.81%          1.17%          0.56%           0.72%           0.81%
          85%           140%            76%             69%             53%
        1.17%          1.04%          1.06%           0.98%           1.02%

                       See Notes to Financial Statements.

Munder Small Company Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                        A SHARES
                                                       --------------------------------------------------------------------------
                                                       YEAR            YEAR            YEAR            YEAR            YEAR
                                                       ENDED           ENDED           ENDED           ENDED           ENDED
                                                       6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                       --------------------------------------------------------------------------
Net asset value, beginning of period...............      $15.01         $ 20.18         $ 16.53         $ 19.96         $ 21.61
                                                         ------         -------         -------         -------         -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss................................       (0.11)          (0.11)          (0.15)          (0.07)          (0.13)
Net realized and unrealized gain/(loss) on
  investments......................................       (3.53)          (4.09)           3.80           (2.15)           2.59
                                                         ------         -------         -------         -------         -------
Total from investment operations...................       (3.64)          (4.20)           3.65           (2.22)           2.46
                                                         ------         -------         -------         -------         -------
LESS DISTRIBUTIONS:
Distributions from net realized capital gains......       --              (0.44)          --              (1.21)          (4.11)
Distributions in excess of net realized gains......       --              (0.42)          --              --              --
Distributions from capital.........................       --              (0.11)          --              --              --
                                                         ------         -------         -------         -------         -------
Total distributions................................       --              (0.97)          --              (1.21)          (4.11)
                                                         ------         -------         -------         -------         -------
Net asset value, end of period.....................      $11.37         $ 15.01         $ 20.18         $ 16.53         $ 19.96
                                                         ======         =======         =======         =======         =======
TOTAL RETURN(B)....................................      (24.18)%        (21.39)%         22.26%         (10.92)%         12.41%
                                                         ======         =======         =======         =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............      $6,288         $11,151         $16,611         $25,729         $20,909
Ratio of operating expenses to average net
  assets...........................................        1.33%           1.28%           1.26%           1.22%           1.20%
Ratio of net investment loss to average net
  assets...........................................       (0.91)%         (0.69)%         (0.89)%         (0.44)%         (0.57)%
Portfolio turnover rate............................          61%            162%            158%            108%            123%
Ratio of operating expenses to average net assets
  without expense waivers..........................        1.33%           1.28%           1.26%           1.22%           1.20%

------------
(a) The Munder Small Company Growth Fund Class A Shares and Class B Shares commenced operations on November 23, 1992 and April 28, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   B SHARES
------------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            YEAR
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)
------------------------------------------------------------------------------
      $13.78          $18.75          $15.71          $19.16         $ 21.05
      ------          ------          ------          ------         -------
       (0.19)          (0.22)          (0.26)          (0.19)          (0.28)
       (3.22)          (3.78)           3.30           (2.05)           2.50
      ------          ------          ------          ------         -------
       (3.41)          (4.00)           3.04           (2.24)           2.22
      ------          ------          ------          ------         -------
       --              (0.44)          --              (1.21)          (4.11)
       --              (0.42)          --              --              --
       --              (0.11)          --              --              --
      ------          ------          ------          ------         -------
       --              (0.97)          --              (1.21)          (4.11)
      ------          ------          ------          ------         -------
      $10.37          $13.78          $18.75          $15.71         $ 19.16
      ======          ======          ======          ======         =======
      (24.67)%        (21.88)%         19.49%         (11.55)%         11.51%
      ======          ======          ======          ======         =======
      $4,397          $6,691          $8,562          $8,745         $14,013
        2.08%           2.03%           2.01%           1.97%           1.95%
       (1.66)%         (1.44)%         (1.64)%         (1.19)%         (1.32)%
          61%            162%            158%            108%            123%
        2.08%           2.03%           2.01%           1.97%           1.95%

                       See Notes to Financial Statements.

Munder Small Company Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                        C SHARES
                                                       --------------------------------------------------------------------------
                                                       YEAR            YEAR            YEAR            YEAR            YEAR
                                                       ENDED           ENDED           ENDED           ENDED           ENDED
                                                       6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                       --------------------------------------------------------------------------
Net asset value, beginning of period...............      $14.01         $ 19.07          $15.97          $19.46          $21.32
                                                         ------         -------          ------          ------          ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss................................       (0.19)          (0.22)          (0.26)          (0.19)          (0.28)
Net realized and unrealized gain/(loss) on
  investments......................................       (3.27)          (3.87)           3.36           (2.09)           2.53
                                                         ------         -------          ------          ------          ------
Total from investment operations...................       (3.46)          (4.09)           3.10           (2.28)           2.25
                                                         ------         -------          ------          ------          ------
LESS DISTRIBUTIONS:
Distributions in excess of net investment income...       --              --              --              --              --
Distributions from net realized capital gains......       --              (0.44)          --              (1.21)          (4.11)
Distributions in excess of net realized gains......       --              (0.42)          --              --              --
Distributions from capital.........................       --              (0.11)          --              --              --
                                                         ------         -------          ------          ------          ------
Total distributions................................       --              (0.97)          --              (1.21)          (4.11)
                                                         ------         -------          ------          ------          ------
Net asset value, end of period.....................      $10.55         $ 14.01          $19.07          $15.97          $19.46
                                                         ======         =======          ======          ======          ======
TOTAL RETURN(B)....................................      (24.70)%        (21.95)%         19.49%         (11.58)%         11.50%
                                                         ======         =======          ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............      $1,729         $ 2,584          $3,352          $3,839          $6,319
Ratio of operating expenses to average net
  assets...........................................        2.08%           2.03%           2.01%           1.97%           1.95%
Ratio of net investment loss to average net
  assets...........................................       (1.66)%         (1.44)%         (1.64)%         (1.19)%         (1.32)%
Portfolio turnover rate............................          61%            162%            158%            108%            123%
Ratio of operating expenses to average net assets
  without expense waivers..........................        2.08%           2.03%           2.01%           1.97%           1.95%

------------
(a) The Munder Small Company Growth Fund Class C Shares and Class Y Shares commenced operations on September 26, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                    Y SHARES
--------------------------------------------------------------------------------
    YEAR            YEAR            YEAR             YEAR             YEAR
    ENDED           ENDED           ENDED            ENDED            ENDED
    6/30/02(C)      6/30/01(C)      6/30/00(C)       6/30/99(C)       6/30/98(C)
--------------------------------------------------------------------------------
     $ 15.11         $ 20.29         $  16.83         $  20.26         $  21.84
     -------         -------         --------         --------         --------
       (0.08)          (0.07)           (0.11)           (0.03)           (0.07)
       (3.54)          (4.14)            3.57            (2.17)            2.60
     -------         -------         --------         --------         --------
       (3.62)          (4.21)            3.46            (2.20)            2.53
     -------         -------         --------         --------         --------
       --              --              --                (0.02)          --
       --              (0.44)          --                (1.21)           (4.11)
       --              (0.42)          --               --               --
       --              (0.11)          --               --               --
     -------         -------         --------         --------         --------
       --              (0.97)          --                (1.23)           (4.11)
     -------         -------         --------         --------         --------
     $ 11.49         $ 15.11         $  20.29         $  16.83         $  20.26
     =======         =======         ========         ========         ========
      (23.96)%        (21.20)%          20.63%          (10.62)%          12.57%
     =======         =======         ========         ========         ========
     $38,470         $62,348         $122,547         $163,827         $209,081
        1.08%           1.03%            1.01%            0.97%            0.95%
       (0.66)%         (0.44)%          (0.64)%          (0.19)%          (0.32)%
          61%            162%             158%             108%             123%
        1.08%           1.03%            1.01%            0.97%            0.95%

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                         A SHARES
                                                         ------------------------------------------------------------------------
                                                         YEAR            YEAR          YEAR            YEAR            YEAR
                                                         ENDED           ENDED         ENDED           ENDED           ENDED
                                                         6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                         ------------------------------------------------------------------------
Net asset value, beginning of period.................      $ 8.62        $12.78          $11.69          $ 8.99          $12.92
                                                           ------        ------          ------          ------          ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss).........................        0.00(d)      (0.07)           0.00(d)         0.03            0.11
Net realized and unrealized gain/(loss) on
  investment.........................................        0.06         (4.05)           1.09            2.67           (3.73)
                                                           ------        ------          ------          ------          ------
Total from investment operations.....................        0.06         (4.12)           1.09            2.70           (3.62)
                                                           ------        ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income.................       --            (0.04)          --              --              (0.04)
Distributions from net realized gains................       --             --             --              --              (0.05)
Distributions in excess of net realized gains........       --             --             --              --              (0.22)
Distributions from capital...........................       (0.00)(d)      --             --              --              --
                                                           ------        ------          ------          ------          ------
Total distributions..................................       (0.00)(d)     (0.04)          --              --              (0.31)
                                                           ------        ------          ------          ------          ------
Net asset value, end of period.......................      $ 8.68        $ 8.62          $12.78          $11.69          $ 8.99
                                                           ======        ======          ======          ======          ======
TOTAL RETURN(B)......................................        0.75%       (32.32)%          9.32%          30.03%         (28.34)%
                                                           ======        ======          ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................      $1,836        $1,685          $3,637          $  961          $  632
Ratio of operating expenses to average net assets....        1.95%         2.02%           1.98%           1.85%           1.89%
Ratio of net investment income/(loss) to average net
  assets.............................................        0.04%        (0.54)%         (0.02)%          0.39%           0.93%
Portfolio turnover rate..............................         230%          223%            177%            159%             94%
Ratio of operating expenses to average net assets
  without expense waivers............................        1.96%         2.08%           2.14%           2.12%           2.14%

------------
(a) The Munder Framlington Emerging Markets Fund Class A Shares and Class B Shares commenced operations on January 14, 1997 and February 25, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  B SHARES
----------------------------------------------------------------------------
    YEAR            YEAR          YEAR            YEAR            YEAR
    ENDED           ENDED         ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)
----------------------------------------------------------------------------
      $ 8.42        $ 12.52         $11.47          $ 8.95          $12.91
      ------        -------         ------          ------          ------
       (0.06)         (0.16)         (0.10)          (0.03)           0.02
        0.04          (3.94)          1.15            2.55           (3.71)
      ------        -------         ------          ------          ------
       (0.02)         (4.10)          1.05            2.52           (3.69)
      ------        -------         ------          ------          ------
       --             --             --              --              (0.00)(d)
       --             --             --              --              (0.05)
       --             --             --              --              (0.22)
       --             --             --              --              --
      ------        -------         ------          ------          ------
       --             --             --              --              (0.27)
      ------        -------         ------          ------          ------
      $ 8.40        $  8.42         $12.52          $11.47          $ 8.95
      ======        =======         ======          ======          ======
       (0.36)%       (32.67)%         9.15%          28.16%         (28.90)%
      ======        =======         ======          ======          ======
      $1,516        $ 1,587         $3,012          $1,121          $  511
        2.70%          2.76%          2.73%           2.60%           2.64%
       (0.71)%        (1.28)%        (0.77)%         (0.36)%          0.18%
         230%           223%           177%            159%             94%
        2.71%          2.83%          2.88%           2.87%           2.89%

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                         C SHARES
                                                         ------------------------------------------------------------------------
                                                         YEAR            YEAR          YEAR            YEAR            YEAR
                                                         ENDED           ENDED         ENDED           ENDED           ENDED
                                                         6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                         ------------------------------------------------------------------------
Net asset value, beginning of period.................      $ 8.36        $12.43          $11.47          $ 8.96          $12.92
                                                           ------        ------          ------          ------          ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss).........................       (0.06)        (0.15)          (0.10)          (0.03)           0.02
Net realized and unrealized gain/(loss) on
  investments........................................        0.02         (3.92)           1.06            2.54           (3.71)
                                                           ------        ------          ------          ------          ------
Total from investment operations.....................       (0.04)        (4.07)           0.96            2.51           (3.69)
                                                           ------        ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income.................       --             --             --              --              (0.00)(d)
Distributions from net realized gains................       --             --             --              --              (0.05)
Distributions in excess of net realized gains........       --             --             --              --              (0.22)
Distributions from capital...........................       --             --             --              --              --
                                                           ------        ------          ------          ------          ------
Total distributions..................................       --             --             --              --              (0.27)
                                                           ------        ------          ------          ------          ------
Net asset value, end of period.......................      $ 8.32        $ 8.36          $12.43          $11.47          $ 8.96
                                                           ======        ======          ======          ======          ======
TOTAL RETURN(B)......................................       (0.48)%      (32.74)%          8.37%          28.01%         (28.88)%
                                                           ======        ======          ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................      $  367        $  439          $  807          $  497          $  132
Ratio of operating expenses to average net assets....        2.70%         2.76%           2.73%           2.60%           2.64%
Ratio of net investment income/(loss) to average net
  assets.............................................       (0.71)%       (1.28)%         (0.77)%         (0.36)%          0.18%
Portfolio turnover rate..............................         230%          223%            177%            159%             94%
Ratio of operating expenses to average net assets
  without expense waivers............................        2.71%         2.83%           2.89%           2.87%           2.89%

------------
(a) The Munder Framlington Emerging Markets Fund Class C Shares and Class Y Shares commenced operations on March 3, 1997 and December 31, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  Y SHARES
----------------------------------------------------------------------------
    YEAR            YEAR          YEAR            YEAR            YEAR
    ENDED           ENDED         ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)
----------------------------------------------------------------------------
      $ 8.51        $ 12.70        $ 11.64         $  9.00         $ 12.92
      ------        -------        -------         -------         -------
        0.02          (0.05)          0.03            0.05            0.13
        0.04          (4.05)          1.03            2.59           (3.72)
      ------        -------        -------         -------         -------
        0.06          (4.10)          1.06            2.64           (3.59)
      ------        -------        -------         -------         -------
       --             (0.09)         --              --              (0.06)
       --             --             --              --              (0.05)
       --             --             --              --              (0.22)
       (0.02)         --             --              --              --
      ------        -------        -------         -------         -------
       (0.02)         (0.09)         --              --              (0.33)
      ------        -------        -------         -------         -------
      $ 8.55        $  8.51        $ 12.70         $ 11.64         $  9.00
      ======        =======        =======         =======         =======
        0.66%        (32.31)%         9.11%          29.33%         (28.12)%
      ======        =======        =======         =======         =======
      $7,571        $11,913        $19,896         $17,857         $14,332
        1.70%          1.76%          1.73%           1.60%           1.64%
        0.29%         (0.28)%         0.23%           0.64%           1.18%
         230%           223%           177%            159%             94%
        1.71%          1.83%          1.89%           1.87%           1.89%

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                       A SHARES
                                                      ---------------------------------------------------------------------------
                                                      YEAR            YEAR             YEAR            YEAR            YEAR
                                                      ENDED           ENDED            ENDED           ENDED           ENDED
                                                      6/30/02(C)      6/30/01(C)       6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                      ---------------------------------------------------------------------------
Net asset value, beginning of period..............     $ 25.31         $  28.35         $ 10.46          $11.82          $10.89
                                                       -------         --------         -------          ------          ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss...............................       (0.32)           (0.35)          (0.22)          (0.13)          (0.15)
Net realized and unrealized gain/(loss) on
  investments.....................................       (8.88)           (1.93)          18.11           (1.13)           1.08
                                                       -------         --------         -------          ------          ------
Total from investment operations..................       (9.20)           (2.28)          17.89           (1.26)           0.93
                                                       -------         --------         -------          ------          ------
LESS DISTRIBUTIONS:
Distributions from net realized gains.............       --               (0.55)          --              (0.08)          --
Distributions in excess of net realized gains.....       --               (0.21)          --              (0.02)          --
                                                       -------         --------         -------          ------          ------
Total distributions...............................       --               (0.76)          --              (0.10)          --
                                                       -------         --------         -------          ------          ------
Net asset value, end of period....................     $ 16.11         $  25.31         $ 28.35          $10.46          $11.82
                                                       =======         ========         =======          ======          ======
TOTAL RETURN(B)...................................      (36.28)%          (8.38)%        171.03%         (10.69)%          8.54%
                                                       =======         ========         =======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............     $81,129         $167,514         $79,441          $3,382          $4,984
Ratio of operating expenses to average net
  assets..........................................        1.63%            1.55%           1.61%           1.61%           1.62%
Ratio of net investment loss to average net
  assets..........................................       (1.54)%          (1.28)%         (1.01)%         (1.27)%         (1.20)%
Portfolio turnover rate...........................          38%              45%             60%             49%             47%
Ratio of operating expenses to average net assets
  without expense waivers and reimbursements......        1.72%            1.55%           1.63%           1.92%           2.40%

------------
(a) The Munder Framlington Healthcare Fund Class A Shares and Class B Shares commenced operations on February 14, 1997 and January 31, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                    B SHARES
---------------------------------------------------------------------------------
    YEAR             YEAR             YEAR             YEAR            YEAR
    ENDED            ENDED            ENDED            ENDED           ENDED
    6/30/02(C)       6/30/01(C)       6/30/00(C)       6/30/99(C)      6/30/98(C)
---------------------------------------------------------------------------------
     $  24.48         $  27.64         $  10.27          $11.69          $10.85
     --------         --------         --------          ------          ------
        (0.45)           (0.53)           (0.37)          (0.21)          (0.23)
        (8.56)           (1.87)           17.74           (1.11)           1.07
     --------         --------         --------          ------          ------
        (9.01)           (2.40)           17.37           (1.32)           0.84
     --------         --------         --------          ------          ------
       --                (0.55)          --               (0.08)          --
       --                (0.21)          --               (0.02)          --
     --------         --------         --------          ------          ------
       --                (0.76)          --               (0.10)          --
     --------         --------         --------          ------          ------
     $  15.47         $  24.48         $  27.64          $10.27          $11.69
     ========         ========         ========          ======          ======
       (36.78)%          (9.04)%         169.13%         (11.40)%          7.83%
     ========         ========         ========          ======          ======
     $119,253         $224,080         $102,859          $6,682          $8,664
         2.38%            2.30%            2.36%           2.36%           2.37%
        (2.29)%          (2.03)%          (1.75)%         (2.02)%         (1.95)%
           38%              45%              60%             49%             47%
         2.47%            2.30%            2.38%           2.67%           3.15%

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                       C SHARES
                                                      ---------------------------------------------------------------------------
                                                      YEAR            YEAR             YEAR            YEAR            YEAR
                                                      ENDED           ENDED            ENDED           ENDED           ENDED
                                                      6/30/02(C)      6/30/01(C)       6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                      ---------------------------------------------------------------------------
Net asset value, beginning of period..............     $ 24.46         $  27.62         $ 10.27         $ 11.69         $ 10.86
                                                       -------         --------         -------         -------         -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss...............................       (0.45)           (0.53)          (0.40)          (0.21)          (0.23)
Net realized and unrealized gain/(loss) on
  investments.....................................       (8.56)           (1.87)          17.75           (1.11)           1.06
                                                       -------         --------         -------         -------         -------
Total from investment operations..................       (9.01)           (2.40)          17.35           (1.32)           0.83
                                                       -------         --------         -------         -------         -------
LESS DISTRIBUTIONS:
Distributions from net realized gains.............       --               (0.55)          --              (0.08)          --
Distributions in excess of net realized gains.....       --               (0.21)          --              (0.02)          --
                                                       -------         --------         -------         -------         -------
Total distributions...............................       --               (0.76)          --              (0.10)          --
                                                       -------         --------         -------         -------         -------
Net asset value, end of period....................     $ 15.45         $  24.46         $ 27.62         $ 10.27         $ 11.69
                                                       =======         ========         =======         =======         =======
TOTAL RETURN(B)...................................      (36.77)%          (9.05)%        168.94%         (11.40)%          7.73%
                                                       =======         ========         =======         =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............     $61,925         $122,087         $77,156         $ 1,652         $ 3,378
Ratio of operating expenses to average net
  assets..........................................        2.38%            2.30%           2.36%           2.36%           2.37%
Ratio of net investment loss to average net
  assets..........................................       (2.29)%          (2.03)%         (1.75)%         (2.02)%         (1.95)%
Portfolio turnover rate...........................          38%              45%             60%             49%             47%
Ratio of operating expenses to average net assets
  without expense waivers and reimbursements......        2.47%            2.30%           2.38%           2.67%           3.15%

------------
(a) The Munder Framlington Healthcare Fund Class C Shares and Class Y Shares commenced operations on January 13, 1997 and December 31, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   Y SHARES
------------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            YEAR
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)
------------------------------------------------------------------------------
     $ 25.57          $28.56         $ 10.50         $ 11.84          $10.89
     -------          ------         -------         -------          ------
       (0.27)          (0.29)          (0.13)          (0.11)          (0.11)
       (8.98)          (1.94)          18.19           (1.13)           1.06
     -------          ------         -------         -------          ------
       (9.25)          (2.23)          18.06           (1.24)           0.95
     -------          ------         -------         -------          ------
       --              (0.55)          --              (0.08)          --
       --              (0.21)          --              (0.02)          --
     -------          ------         -------         -------          ------
       --              (0.76)          --              (0.10)          --
     -------          ------         -------         -------          ------
     $ 16.32          $25.57         $ 28.56         $ 10.50          $11.84
     =======          ======         =======         =======          ======
      (36.15)%         (8.14)%        171.74%         (10.42)%          8.72%
     =======          ======         =======         =======          ======
     $ 5,997          $9,640         $15,989         $ 5,303          $5,458
        1.38%           1.30%           1.36%           1.36%           1.37%
       (1.29)%         (1.03)%         (0.76)%         (1.03)%         (0.95)%
          38%             45%             60%             49%             47%
        1.47%           1.30%           1.38%           1.67%           2.15%

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                        A SHARES
                                                           -------------------------------------------------------------------
                                                           YEAR          YEAR          YEAR          YEAR           YEAR
                                                           ENDED         ENDED         ENDED         ENDED          ENDED
                                                           6/30/02(C)    6/30/01(C)    6/30/00(C)    6/30/99(C)     6/30/98(C)
                                                           -------------------------------------------------------------------
Net asset value, beginning of period...................      $10.02        $15.79        $12.79        $11.92         $11.35
                                                             ------        ------        ------        ------         ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)...........................       (0.00)(d)     (0.04)        (0.05)        (0.02)          0.02
Net realized and unrealized gain(loss) on
  investments..........................................       (1.44)        (4.62)         3.72          0.90           0.61
                                                             ------        ------        ------        ------         ------
Total from investment operations.......................       (1.44)        (4.66)         3.67          0.88           0.63
                                                             ------        ------        ------        ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income...................       --            --            (0.08)        --             (0.02)
Distributions in excess of net investment income.......       --            --            (0.05)        --             --
Distributions from net realized gains..................       (0.11)        (1.11)        (0.54)        (0.01)         (0.03)
Distributions in excess of net realized gains..........       --            --            --            --             (0.01)
Distributions from capital.............................       (0.00)(d)     --            --            --             --
                                                             ------        ------        ------        ------         ------
Total distributions....................................       (0.11)        (1.11)        (0.67)        (0.01)         (0.06)
                                                             ------        ------        ------        ------         ------
Net asset value, end of period.........................      $ 8.47        $10.02        $15.79        $12.79         $11.92
                                                             ======        ======        ======        ======         ======
TOTAL RETURN(B)........................................      (14.32)%      (31.24)%       28.89%         7.36%          5.60%
                                                             ======        ======        ======        ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...................      $1,240        $1,519        $1,715        $2,869         $1,601
Ratio of operating expenses to average net assets......        1.69%         1.72%         1.69%         1.60%          1.62%
Ratio of net investment income/(loss) to average net
  assets...............................................       (0.04)%       (0.29)%       (0.34)%       (0.16)%         0.21%
Portfolio turnover rate................................         173%          119%           65%           66%            38%
Ratio of operating expenses to average net assets
  without expense waivers and reimbursements...........        1.87%         1.81%         1.71%         1.75%          1.82%

------------
(a) The Munder Framlington International Growth Fund Class A Shares and Class B Shares commenced operations on February 20, 1997 and March 19, 1997 respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   B SHARES
-------------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR             YEAR
    ENDED           ENDED           ENDED           ENDED            ENDED
    6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)       6/30/98(C)
-------------------------------------------------------------------------------
      $ 9.76          $15.51          $12.56          $11.83           $11.32
      ------          ------          ------          -----            -----
       (0.07)          (0.13)          (0.17)         (0.10)           (0.06)
       (1.44)          (4.51)           3.66           0.84             0.61
      ------          ------          ------          -----            -----
       (1.51)          (4.64)           3.49           0.74             0.55
      ------          ------          ------          -----            -----
       --              --              --             --               --
       --              --              --             --               --
       (0.11)          (1.11)          (0.54)         (0.01)           (0.03)
       --              --              --             --               (0.01)
       (0.00)(d)       --              --             --               --
      ------          ------          ------          -----            -----
       (0.11)          (1.11)          (0.54)         (0.01)           (0.04)
      ------          ------          ------          -----            -----
      $ 8.14          $ 9.76          $15.51          $12.56           $11.83
      ======          ======          ======          =====            =====
      (15.43)%        (31.70)%         27.96%          6.23%            4.88%
      ======          ======          ======          =====            =====
      $  621          $1,034          $1,638          $ 546            $ 591
        2.44%           2.47%           2.44%          2.36%            2.37%
       (0.79)%         (1.04)%         (1.09)%        (0.92)%          (0.54)%
         173%            119%             65%            66%              38%
        2.62%           2.56%           2.46%          2.51%            2.57%

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                        C SHARES
                                                           -------------------------------------------------------------------
                                                           YEAR          YEAR          YEAR          YEAR           YEAR
                                                           ENDED         ENDED         ENDED         ENDED          ENDED
                                                           6/30/02(C)    6/30/01(C)    6/30/00(C)    6/30/99(C)     6/30/98(C)
                                                           -------------------------------------------------------------------
Net asset value, beginning of period...................      $ 9.78        $15.55        $12.58        $11.86         $11.33
                                                             ------        ------        ------        ------         ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)...........................       (0.07)        (0.12)        (0.17)        (0.10)         (0.06)
Net realized and unrealized gain on investments........       (1.43)        (4.54)         3.68          0.83           0.63
                                                             ------        ------        ------        ------         ------
Total from investment operations.......................       (1.50)        (4.66)         3.51          0.73           0.57
                                                             ------        ------        ------        ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income...................       --            --            --            --             --
Distributions in excess of net investment income.......       --            --            --            --             --
Distributions from net realized gains..................       (0.11)        (1.11)        (0.54)        (0.01)         (0.03)
Distributions in excess of net realized gains..........       --            --            --            --             (0.01)
Distributions from capital.............................       (0.00)(d)     --            --            --             --
                                                             ------        ------        ------        ------         ------
Total distributions....................................       (0.11)        (1.11)        (0.54)        (0.01)         (0.04)
                                                             ------        ------        ------        ------         ------
Net asset value, end of period.........................      $ 8.17        $ 9.78        $15.55        $12.58         $11.86
                                                             ======        ======        ======        ======         ======
TOTAL RETURN(B)........................................      (15.29)%      (31.75)%       28.07%         6.13%          5.05%
                                                             ======        ======        ======        ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...................      $  384        $  867        $1,118        $  172         $  196
Ratio of operating expenses to average net assets......        2.44%         2.47%         2.44%         2.36%          2.37%
Ratio of net investment income/(loss) to average net
  assets...............................................       (0.79)%       (1.04)%       (1.09)%        0.92%         (0.54)%
Portfolio turnover rate................................         173%          119%           65%           66%            38%
Ratio of operating expenses to average net assets
  without expense waivers and reimbursements...........        2.62%         2.56%         2.46%         2.51%          2.58%

------------
(a) The Munder Framlington International Growth Fund Class C Shares and Class Y Shares commenced operations on February 13, 1997 and December 31, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   Y SHARES
------------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            YEAR
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)
------------------------------------------------------------------------------
     $ 10.06         $ 15.81         $ 12.81         $ 11.94         $ 11.35
     -------         -------         -------         -------         -------
        0.02            0.00(d)        (0.01)           0.01            0.05
       (1.48)          (4.64)           3.74            0.87            0.61
     -------         -------         -------         -------         -------
       (1.46)          (4.64)           3.73            0.88            0.66
     -------         -------         -------         -------         -------
       --              --              (0.12)          --              (0.03)
       --              --              (0.07)          --              --
       (0.11)          (1.11)          (0.54)          (0.01)          (0.03)
       --              --              --              --              (0.01)
       (0.00)(d)       --              --              --              --
     -------         -------         -------         -------         -------
       (0.11)          (1.11)          (0.73)          (0.01)          (0.07)
     -------         -------         -------         -------         -------
     $  8.49         $ 10.06         $ 15.81         $ 12.81         $ 11.94
     =======         =======         =======         =======         =======
      (14.46)%        (31.06)%         29.34%           7.35%           5.86%
     =======         =======         =======         =======         =======
     $36,056         $50,405         $73,916         $60,940         $64,643
        1.44%           1.47%           1.44%           1.36%           1.37%
       (0.21)%         (0.04)%         (0.09)%          0.08%           0.46%
         173%            119%             65%             66%             38%
        1.62%           1.56%           1.46%           1.51%           1.57%

                       See Notes to Financial Statements.

The Munder Funds
        Notes To Financial Statements, June 30, 2002

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 30 portfolios currently in operation. Information presented in these financial statements pertains only to the equity funds set forth below (each a "Fund", and collectively, the "Funds"). The financial statements for the other remaining funds of MFI, MFT and Framlington and the funds of St. Clair Funds, Inc. ("St. Clair") (collectively, the "Munder Funds") are presented in separate reports.

                      EQUITY FUNDS
                      MFI:
                      Munder Bio(Tech)(2) Fund
                      Munder Large-Cap Growth Fund
                      Munder Micro-Cap Equity Fund
                      Munder MidCap Select Fund
                      Munder Multi-Season Growth Fund
                      Munder Power Plus Fund
                      Munder Real Estate Equity Investment Fund
                      Munder Small-Cap Value Fund

                      MFT:
                      Munder Balanced Fund
                      Munder International Equity Fund
                      Munder Large-Cap Value Fund
                      Munder Small Company Growth Fund

                      FRAMLINGTON:
                      Munder Framlington Emerging Markets Fund
                      Munder Framlington Healthcare Fund
                      Munder Framlington International Growth Fund

   The Funds (with the exception of Munder Bio(Tech)(2) Fund, Munder Large-Cap Growth Fund, Munder MidCap Select Fund and Munder Power Plus Fund) offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Munder Bio(Tech)(2) Fund, Munder Large-Cap Growth Fund, Munder MidCap Select Fund and Munder Power Plus Fund offer five classes of shares -- Class A, Class B, Class II, Class K and Class Y Shares. As of June 30, 2002, the Class K Shares of Munder MidCap Select Fund had not commenced operations. The Financial Highlights of Class K Shares of the Funds are presented in a separate annual report. On October 31, 2001, Munder Focus Growth Fund and Munder Equity Income Fund changed their names to Munder Large-Cap Growth Fund and Munder Large-Cap Value Fund, respectively. Each Fund is classified as a diversified management investment company under the 1940 Act.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   On May 3, 2002, the Munder Large-Cap Growth Fund acquired all of the assets of the Munder Digital Economy Fund, each a series of MFI, and assumed all liabilities of the Munder Digital Economy Fund in exchange for shares of the Munder Large-Cap Growth Fund and the subsequent liquidation of the Munder Digital Economy Fund. The Agreement and Plan of Reorganization was approved by the shareholders of the Funds at a Special Meeting of the Shareholders held on May 1, 2002.

Number of Shares issued of Munder Large-Cap Growth Fund for
shares of Munder Digital Economy Fund
  Class A...................................................        230,638
  Class B...................................................        513,511
  Class II..................................................        324,039
  Class K...................................................            545
  Class Y...................................................         35,040
Unrealized appreciation/depreciation immediately prior to
acquisition of all assets and assumption of all liabilities
of Munder Digital Economy Fund..............................    $(1,561,949)

   There were no unpaid undistributed income or gain amounts prior to the merger of the Munder Digital Economy Fund.

                                                            PRIOR TO MERGER    AFTER MERGER
                                                            ---------------    ------------
Net assets of Munder Digital Economy Fund
  Class A...............................................      $ 1,568,209      $   --
  Class B...............................................        3,440,568          --
  Class II..............................................        2,164,413          --
  Class K...............................................            3,708          --
  Class Y...............................................          238,285          --
Net assets of Munder Large-Cap Growth Fund
  Class A...............................................      $   921,675      $ 2,489,884
  Class B...............................................        1,859,129        5,299,697
  Class II..............................................        7,157,909        9,322,322
  Class K...............................................              986            4,694
  Class Y...............................................       14,391,421       14,629,706

   On May 3, 2002, the Munder Large-Cap Value Fund, a series of MFT, acquired all of the assets of the Munder Framlington Global Financial Services Fund, a series of Framlington and assumed all liabilities of the Munder Framlington Global Financial Services Fund in exchange for shares of the Munder Large-Cap Value Fund and the subsequent liquidation of the Munder Framlington Global Financial Services Fund. The Agreement and Plan of Reorganization was approved by the shareholders of the Fund at a Special Meeting of the Shareholders held on May 1, 2002.

Number of Shares issued of Munder Large-Cap Value Fund for
shares of Munder Framlington Global Financial Services Fund
  Class A...................................................      70,124
  Class B...................................................      87,311
  Class C...................................................      47,788
  Class Y...................................................       6,421
Unrealized appreciation/depreciation immediately prior to
acquisition of all assets and assumption of all liabilities
of Munder Framlington Global Financial Services Fund........    $(64,642)

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   There were no unpaid undistributed income or gain amounts prior to the merger of the Munder Framlington Global Financial Services Fund.

                                                            PRIOR TO MERGER    AFTER MERGER
                                                            ---------------    ------------
Net assets of Munder Framlington Global Financial
Services Fund
  Class A...............................................      $   863,888      $   --
  Class B...............................................        1,063,422          --
  Class II..............................................          581,561          --
  Class Y...............................................           79,167          --
Net assets of Munder Large-Cap Value Fund
  Class A...............................................      $ 6,766,027      $ 7,629,915
  Class B...............................................       12,145,265       13,208,687
  Class II..............................................        3,656,660        4,238,221
  Class K...............................................       61,096,135       61,096,135
  Class Y...............................................       83,223,633       83,302,800

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

   Security Valuation: Securities (including financial futures, if any) are valued at the latest quoted sales price on the primary market or exchange where such securities are traded. Unlisted securities, or securities for which the latest sales prices are not available are valued at the mean of the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

   Foreign Currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of each business day. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses resulting from changes in foreign currency exchange rates are included in the net change in unrealized appreciation/(depreciation) of foreign currency. Net realized gains and losses from foreign currency transactions include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses from security transactions.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   Forward Foreign Currency Exchange Contracts: Each of the Funds (except Real Estate Equity Investment Fund) may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

   Futures Contracts: Each of the Funds may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as net unrealized appreciation/(depreciation) of futures contracts. A Fund recognizes a realized gain or loss when the contract is closed.

   There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

   Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which a Fund seeks to assert its rights. Munder Capital Management or World Asset Management, a division of Munder Capital Management (the "Advisor"), reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

   Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to 102% of the current market value of the securities loaned. These loans are terminable at any time and a Fund will receive any

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income (if any) is reflected on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

   Options: The Funds may write put or call options on securities they own or have the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

   When a Fund purchases an option, the premium paid by a Fund is recorded as an asset. When a Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by a Fund expires unexercised, a Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, a Fund will recognize a gain if the premium received by a Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by a Fund expires on its stipulated expiration date, a Fund realizes a gain equal to the net premium received for the option. When a Fund enters into a closing purchase transaction on an option written by it, a Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by a Fund.

   Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon the relevant driver of such expenses. General expenses of each Fund are then prorated among the share classes based on the relative average net assets of each class.

   Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

   Fees Waived by Transfer Agent: Effective March 1, 2002, the transfer agent contractually agreed to waive indefinitely a portion of the fee it charges the Funds. The amount of the waiver is equal to the servicing fee it collects from Fund shareholders with account balances below a specified minimum. Such waivers are reflected as fees waived in the accompanying Statements of Operations.

   Short-Term Trading (Redemption) Fees: Effective January 1, 2002, shares of the Munder International Equity Fund, Munder Micro-Cap Equity Fund, Munder Small-Cap Value Fund, Munder Small Company Growth Fund, Munder Framlington Emerging Markets Fund and Munder Framlington International Growth Fund held less than sixty

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

(60) days are subject to a short-term trading fee equal to 2.0% of the proceeds of redeemed shares. The fee, which is retained by the respective Fund, is accounted for as an addition to Paid-in capital. These fees (if any) are shown on the Statements of Changes as shareholder transaction fees.

   Income Recognition: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual statements issued for fiscal years beginning after December 15, 2000 and contains a provision that requires investment companies to amortize premiums and discounts on fixed income securities.

   Effective July 1, 2001, the Funds adopted this provision of the guide. The only Fund affected by the adoption of the provision was the Munder Balanced Fund. Prior to the adoption of this provision, Munder Balanced Fund did not amortize premiums or discounts on mortgage-backed securities. The effect of adopting and applying the provision of the Guide has not resulted in adjustments to the Munder Balanced Fund's net assets reported in the financial statements. Rather, the cumulative effect of the change has been reflected as an adjustment to the amount of amortized cost of fixed income securities held at the beginning of the year based on retroactive computation of premium and discount from the initial acquisition date of the security. The cumulative effect of the change on its cost of investments prior to July 1, 2001 is $(10,022). The effect on its net investment income, realized gain(loss) and unrealized appreciation/ depreciation for the year ended June 30, 2002 are $(10,190), $5,373 and $4,817, respectively.

   Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually (if available) by Munder Bio(Tech)(2) Fund, Munder International Equity Fund, Munder Large-Cap Growth Fund, Munder Micro-Cap Equity Fund, Munder MidCap Select Fund, Munder Multi-Season Growth Fund, Munder Power Plus Fund, Munder Small-Cap Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund; quarterly (if available) by Munder Balanced Fund, Munder Large-Cap Value Fund and Munder Small Company Growth Fund; and monthly (if available) by Munder Real Estate Equity Investment Fund. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

   Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. The Munder Balanced Fund, Munder International Equity Fund, Munder Large-Cap Growth Fund, Munder Large-Cap Value Fund, Munder MidCap Select, Munder Multi-Season Growth Fund and Munder Small Company Growth Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

   As determined on June 30, 2002, permanent differences resulting primarily from different book and tax accounting for organizational costs, net operating losses and currency gains and losses were reclassified at year-end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

   Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

2. INVESTMENT ADVISOR, SUB-ADVISOR, ADMINISTRATOR AND OTHER RELATED PARTY TRANSACTIONS

   For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                    FEES ON ASSETS          FEES ON ASSETS
                                                  UP TO $250 MILLION    EXCEEDING $250 MILLION
                                                  ------------------    ----------------------
Munder Framlington Healthcare Fund and Munder
  Framlington International Growth Fund.......          1.00%                   0.75%

                                                   FEES ON AVERAGE
                                                   DAILY NET ASSETS
                                                  ------------------
Munder Bio(Tech)(2) Fund and Munder
  Framlington Emerging Markets Fund...........          1.25%
Munder Micro-Cap Equity Fund..................          1.00%
Munder International Equity Fund, Munder
  Large-Cap Growth Fund, Munder Large-Cap
  Value Fund, Munder MidCap Select Fund,
  Munder Multi-Season Growth Fund, Munder
  Power Plus Fund, Munder Small-Cap Value Fund
  and Munder Small Company Growth Fund........          0.75%
Munder Real Estate Equity Investment Fund.....          0.74%
Munder Balanced Fund..........................          0.65%

   Effective June 1, 2002, the Advisor became the administrator for the Funds. In its capacity as administrator, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the aggregate average daily net assets of all of the Funds of MFI, MFT, Framlington, The Munder @Vantage Fund ("@Vantage") and the Liquidity Plus Money Market Fund, a portfolio of St. Clair, as follows:

                    AGGREGATE NET ASSETS                         FEE
                    --------------------                        -----
First $2.8 billion..........................................    0.141%
Next $2.2 billion...........................................    0.131%
Next $5.0 billion...........................................    0.129%
Next $2.5 billion...........................................    0.080%
Thereafter..................................................    0.070%

   In its capacity as administrator, the Advisor is also entitled to receive a fee from the Institutional Fund portfolios of St. Clair based on their aggregate average daily net assets.

   For the period from June 1, 2002 through May 31, 2003, the Advisor has agreed to limit to $3.9 million the total amount it may receive in the aggregate from MFI, MFT, Framlington, St. Clair and @Vantage for its services as administrator, after payment of sub-administration fees to the Funds' sub-administrators. For the year ended June 30, 2002, the Advisor earned $44,559 (after payment of sub-administration fees) for its administrative services to the Funds.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   The Advisor voluntarily waived fees and/or reimbursed expenses during the year ended June 30, 2002, for the following Funds:

                            FUND                                WAIVER/REIMBURSEMENTS
                            ----                                ---------------------
Munder Bio(Tech)(2) Fund....................................          $ 58,035
Munder Framlington Healthcare Fund..........................           309,938
Munder Framlington International Growth Fund................            81,963

   Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to Munder Bio(Tech)(2) Fund and the Munder Framlington Funds and is responsible for the management of each Fund including all decisions regarding purchases and sales of portfolio securities. Prior to April 1, 2002, for its services with regard to Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, the Advisor paid the Sub-Advisor a monthly fee equal on an annual basis of 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. Prior to April 1, 2002, for its services with regard to Munder Bio(Tech)(2) Fund and Munder Framlington Emerging Markets Fund, the Advisor paid the Sub-Advisor a monthly fee equal on an annual basis of 0.625% of the Fund's average daily net assets. Beginning April 1, 2002, for its services with regard to each of these Funds, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis to 40% of the Advisor's net revenues earned by the Advisor with respect to these Funds. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

   Comerica Inc. ("Comerica"), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor. Comerica provides certain sub-transfer agency and related services to the Funds. As compensation for the sub-transfer agency and related services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica Bank earned $78,693 for these services to the Funds for the year ended June 30, 2002.

   Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair. The fee consists of a $68,000 annual retainer ($90,000 for the Chairman) for services in such capacity, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid an annual retainer of $4,000 for services as a Board member plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Directors/Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more Munder Funds selected by the deferring Director/Trustee. These amounts are not, however, actually invested in shares of the Munder Funds and the obligations of MFI, MFT, Framlington, @Vantage and St. Clair to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Sub-Advisor or Comerica receives any compensation from MFI, MFT or Framlington.

3. DISTRIBUTION AND SERVICE PLAN

   The Funds have a Distribution and Service Plan (the "Plan") with respect to the Class A, Class B, Class C, Class II and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act, except with respect to Class K Shares. Under the Plan, the service fees are used primarily to pay securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Plan also

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

permits payments with respect to Class B, Class C and Class II Shares to be made by each Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Funds).

   The effective rates, as a percentage of average daily net assets, payable under the Plan are as follows:

 CLASS A      CLASS B     CLASS C/II     CLASS K
  SHARES       SHARES       SHARES        SHARES
12B-1 FEES   12B-1 FEES   12B-1 FEES   SERVICE FEES
----------   ----------   ----------   ------------
  0.25%        1.00%        1.00%         0.25%

   Comerica Securities, a wholly-owned subsidiary of Comerica, and Comerica Bank are among the Service Organizations who receive fees from the Funds under the Plan. For the year ended June 30, 2002, the Funds paid $28,952 and $898,223 to Comerica Securities and Comerica Bank, respectively, for shareholder services provided to Class A, Class B, Class C, Class II and Class K shareholders.

4. SECURITIES TRANSACTIONS

   For the year ended June 30, 2002, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

                                                    COST OF PURCHASES      PROCEEDS FROM SALES
                                                    -----------------      -------------------
Munder Balanced Fund..........................        $ 46,641,412            $ 38,958,530
Munder Bio(Tech)(2) Fund......................           9,440,997               8,174,282
Munder International Equity Fund..............          26,076,771              39,196,582
Munder Large-Cap Growth Fund..................          24,323,077              14,852,722
Munder Large-Cap Value Fund...................          49,427,714              63,653,727
Munder Micro-Cap Equity Fund..................         173,306,475             141,196,731
Munder MidCap Select Fund.....................          21,021,442              16,715,674
Munder Multi-Season Growth Fund...............          72,237,553             174,040,970
Munder Power Plus Fund........................         139,849,761             156,359,268
Munder Real Estate Equity Investment Fund.....          21,348,953              25,532,205
Munder Small-Cap Value Fund...................         100,833,008              74,803,956
Munder Small Company Growth Fund..............          48,561,397              70,329,838
Munder Framlington Emerging Markets Fund......          69,746,581              87,469,787
Munder Framlington Healthcare Fund............         149,404,915             230,132,180
Munder Framlington International Growth
  Fund........................................          81,549,179              91,519,248

   For the year ended June 30, 2002, purchases and sales of U.S. Government securities, excluding short-term investments were $52,819,405 and $51,769,066, respectively, for the Munder Balanced Fund.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   For the period ended June 30, 2002, the Munder Micro-Cap Equity Fund had the following written covered call option contracts:

                                                    NUMBER OF CONTRACTS      PREMIUM AMOUNT
                                                    -------------------      --------------
Beginning of period...........................          --                       --
Written during the period.....................              500                 $148,495
                                                            ---                 --------
Balance at end of period......................              500                 $148,495
                                                            ===                 ========

   For the year ended June 30, 2002, the Munder Small-Cap Value Fund had the following written covered call and put option contracts:

                                                    NUMBER OF CONTRACTS      PREMIUM AMOUNT
                                                    -------------------      --------------
Beginning of period...........................           --                      --
Written during the period.....................             3,150               $ 834,027
Expired during the period.....................            (1,400)               (217,045)
Exercised during the period...................               (80)                (70,158)
Closed during the period......................              (200)                (35,399)
                                                          ------               ---------
Balance at end of period......................             1,470               $ 511,425
                                                          ======               =========

   At June 30, 2002, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                                                           TAX BASIS NET
                                                            TAX BASIS       TAX BASIS        UNREALIZED
                                                            UNREALIZED      UNREALIZED     APPRECIATION/
                                                           APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                           ------------    ------------    --------------
Munder Balanced Fund...................................    $ 9,159,995     $ 11,284,475    $  (2,124,480)
Munder Bio(Tech)(2) Fund...............................        581,384        6,976,276       (6,394,892)
Munder International Equity Fund.......................     22,468,801       19,931,499        2,537,302
Munder Large-Cap Growth Fund...........................      1,205,464        6,797,869       (5,592,405)
Munder Large-Cap Value Fund............................     25,633,519       13,826,724       11,806,795
Munder Micro-Cap Equity Fund...........................     26,324,046       11,833,634       14,490,412
Munder MidCap Select Fund..............................      5,929,474        2,418,007        3,511,467
Munder Multi-Season Growth Fund........................     49,929,209       26,710,513       23,218,696
Munder Power Plus Fund.................................      7,571,481       43,055,419      (35,483,938)
Munder Real Estate Equity Investment Fund..............     12,616,977          327,122       12,289,855
Munder Small-Cap Value Fund............................     23,701,259        8,525,372       15,175,887
Munder Small Company Growth Fund.......................      7,769,718        8,876,175       (1,106,457)
Munder Framlington Emerging Markets Fund...............      1,424,438        3,946,841       (2,522,403)
Munder Framlington Healthcare Fund.....................     24,920,159      196,379,459     (171,459,300)
Munder Framlington International Growth Fund...........      3,461,914        4,510,813       (1,048,899)

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

5. TRANSACTIONS WITH AFFILIATED COMPANIES

   An affiliated company is a company in which a fund has ownership of at least 5% of the voting securities. At June 30, 2002, the Munder Power Plus Fund held the following security:

                                                       PURCHASED               SOLD
                                      VALUE AT     ------------------   ------------------    VALUE AT       REALIZED
AFFILIATE                              6/30/01       COST     SHARES      COST     SHARES      6/30/02       GAIN/LOSS
---------                            -----------   --------   -------   --------   -------   -----------   -------------
Savannah Energy Services Corp. ....  $ 2,500,128   $  --        --      $  --        --      $ 2,447,153     $ --

6. GEOGRAPHIC AND INDUSTRY CONCENTRATION

   The Munder Bio(Tech)(2) Fund primarily invests in equity securities of companies whose principal business is focused on the biotechnology sector. The Munder Framlington Healthcare Fund primarily invests in companies providing healthcare and medical services and products. The values of these companies are particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances.

   The Munder International Equity Fund and Munder Framlington International Growth Fund each intend to invest at least 80% of their assets in foreign securities. The Munder Framlington Emerging Markets Fund intends to invest at least 80% of its assets in securities of companies in emerging markets, based on the country of organization, the primary stock exchange on which the security is traded, the location of most of the company's assets, or the location where goods are produced or sold, investments are made or services are performed that account for most of the company's revenues or profits. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

   The Munder Power Plus Fund invests most of its assets in companies that are primarily engaged in non-regulated energy and power activities. As a result, the Fund is particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific products or services and tax and other government regulation. The Fund invests in companies that rely significantly on technological events or advances in their product development, production or operations. The value of stock of these companies is particularly vulnerable to rapid changes in technology product cycles, government regulation and completion. Technology stocks, especially those of smaller, less -- seasoned companies, tend to be more volatile than the overall market.

   The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

7. ORGANIZATIONAL COSTS

   Expenses incurred prior to June 30, 1998 in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under Federal securities regulations, were capitalized and amortized on a straight-line basis over a period of 5 years from commencement of operations.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

8. REVOLVING LINE OF CREDIT

   Effective December 19, 2001, the Munder Funds renewed a revolving line of credit with State Street Bank and Trust Company in which each of the Funds, and other Munder Funds participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum through December 18, 2001 and 0.10% per annum through December 19, 2002 on the daily amount of the unused commitment. During the year ended June 30, 2002, the Funds did not utilize the revolving line of credit and total commitment fees were $48,484.

9. DISTRIBUTIONS TO SHAREHOLDERS

   The tax character of distributions paid to shareholders during the year ended June 30, 2002 was as follows:

                                                      ORDINARY      LONG-TERM      RETURN OF
                                                       INCOME      CAPITAL GAIN     CAPITAL        TOTAL
                                                     ----------    ------------    ---------    -----------
Munder Balanced Fund.............................    $1,376,582    $   --          $  --        $ 1,376,582
Munder International Equity Fund.................       442,471        --             --            442,471
Munder Large-Cap Value Fund......................       628,651      5,552,810        --          6,181,461
Munder Multi-Season Growth Fund..................        --         14,712,893        2,974      14,715,867
Munder Power Plus Fund...........................       989,472        --             1,598         991,070
Munder Real Estate Equity Investment Fund........     2,196,403        --           728,361       2,924,764
Munder Small-Cap Value Fund......................     4,252,785        931,248        --          5,184,033
Munder Framlington Emerging Markets Fund.........        --            --            35,207          35,207
Munder Framlington International Growth Fund.....        --            606,432          239         606,671

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   At June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                 UNDISTRIBUTED   UNDISTRIBUTED    POST OCTOBER      UNREALIZED
                                   ORDINARY        LONG-TERM      LOSS/CAPITAL    APPRECIATION/
                                    INCOME           GAIN        LOSS CARRYOVER   (DEPRECIATION)       TOTAL
                                 -------------   -------------   --------------   --------------   -------------
Munder Balanced Fund...........   $   22,629      $  --           $(15,708,215)   $  (2,124,480)   $ (17,810,066)
Munder Bio(Tech)(2) Fund.......      --              --             (3,651,851)      (6,394,831)     (10,046,682)
Munder International Equity
  Fund.........................      787,727         --             (9,391,814)       2,538,815       (6,065,272)
Munder Large-Cap Growth Fund...      --              --            (12,267,937)      (5,592,405)     (17,860,342)
Munder Large-Cap Value Fund....      --              --             (4,315,183)      11,807,310        7,492,127
Munder Micro-Cap Equity Fund...      --              --             (5,183,534)      14,458,986        9,275,452
Munder MidCap Select Fund......      --              --             (3,194,886)       3,511,467          316,581
Munder Multi-Season Growth
  Fund.........................      --              --            (33,986,171)      23,218,696      (10,767,475)
Munder Power Plus Fund.........      --              --            (21,531,649)     (35,483,700)     (57,015,349)
Munder Real Estate Equity
  Investment Fund..............      --              --             (8,047,065)      12,289,855        4,242,790
Munder Small-Cap Value Fund....      338,336         406,779          --             15,474,600       16,219,715
Munder Small Company Growth
  Fund.........................      --              --            (53,344,440)      (1,106,457)     (54,450,897)
Munder Framlington Emerging
  Markets Fund.................      --              --            (24,013,380)      (2,522,808)     (26,536,188)
Munder Framlington Healthcare
  Fund.........................      --              --            (54,689,040)    (171,458,762)    (226,147,802)
Munder Framlington
  International Growth Fund....      --              --            (15,219,580)      (1,035,336)     (16,254,916)

   The differences between book and tax distributable earnings are mainly due to
Section 1256 mark-to-markets and wash sales.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

10. INCOME TAX INFORMATION

   As determined at June 30, 2002 the following Munder Funds had available for Federal income tax purposes, unused capital losses as follows:

                           EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
                             2006         2007          2008          2009          2010
                           --------    ----------    ----------    ----------    -----------
Munder Balanced Fund.....  $ --        $   --        $   --        $   --        $ 6,912,162
Munder
  Bio(Tech)(2)Fund.......    --            --            --            --          1,754,152
Munder International
  Equity Fund............    --            --            --            --          2,825,995
Munder Large-Cap Growth
  Fund...................    --            --             3,875     2,656,683      4,613,076
Munder Large-Cap Value
  Fund...................   15,847         18,278        54,755       638,852        --
Munder Micro-Cap Equity
  Fund...................    --            --            --           795,006        --
Munder MidCap Select
  Fund...................    --            --            --            --            363,410
Munder Multi-Season
  Growth Fund............    --            --            --            --          6,534,116
Munder Power Plus Fund...    --            --            --            --          6,102,755
Munder Real Estate Equity
  Investment Fund........    --            --         3,293,596     3,948,439        --
Munder Small Company
  Growth Fund............    --            --            --            --         38,865,870
Munder Framlington
  Emerging Markets
  Fund...................    --         5,449,416        --         2,111,714     14,932,517
Munder Framlington
  HealthCare Fund........    --            --            --            --            645,887
Munder Framlington
  International Growth
  Fund...................    --            --            --            --         10,972,986

   For the Munder Large-Cap Growth Fund, $3,875 and $2,656,683 of the losses expiring in 2008 and 2009, respectively, may be further limited as these amounts were acquired in the reorganization with the Munder Digital Economy Fund.

   For the Munder Large-Cap Value Fund, $15,847, $18,278, $54,755 and $638,852
of the losses expiring in 2006, 2007, 2008 and 2009, respectively, may be further limited as these amounts were acquired in the reorganization with the Munder Framlington Global Financial Services Fund.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The following Munder Funds have elected to defer net capital and currency losses arising between November 1, 2001 and June 30, 2002 as follows:

                                                                              POST-OCTOBER
                                                              POST-OCTOBER      CURRENCY
                                                              CAPITAL LOSS        LOSS
                                                              ------------    ------------
Munder Balanced Fund......................................    $ 8,796,053       $ --
Munder Bio(Tech)(2) Fund..................................      1,881,474         16,225
Munder International Equity Fund..........................      6,565,819         --
Munder Large-Cap Growth Fund..............................      4,994,303         --
Munder Large-Cap Value Fund...............................      3,587,451         --
Munder Micro-Cap Equity Fund..............................      4,388,528         --
Munder MidCap Select Fund.................................      2,831,476         --
Munder Multi-Season Growth Fund...........................     27,452,055         --
Munder Power Plus Fund....................................     15,428,772            122
Munder Real Estate Equity Investment Fund.................        805,030         --
Munder Small Company Growth Fund..........................     14,478,570         --
Munder Framlington Emerging Markets Fund..................      1,362,984        156,749
Munder Framlington Healthcare Fund........................     54,024,181         18,972
Munder Framlington International Growth Fund..............      4,111,851        134,743

11. PROXY RESULTS (UNAUDITED)

   A Special Meeting of the Shareholders of the Munder Digital Economy Fund and the Munder Large-Cap Growth Fund and a Special Meeting of the Shareholders of the Munder Framlington Global Financial Services Fund were held on April 2, 2002. These Special Meetings were adjourned to another date in order to permit shareholders further time to respond to the solicitation of proxies. On May 1, 2002, the Special Meetings reconvened.

   The purpose of the Special Meeting for MFI was to seek the approval or disapproval from the shareholders of both the Munder Digital Economy Fund and the Munder Large-Cap Growth Fund of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Munder Digital Economy Fund by the Munder Large-Cap Growth Fund, each a series of MFI, and the assumption of all liabilities of the Munder Digital Economy Fund by the Munder Large-Cap Growth Fund in exchange for shares of the Munder Large-Cap Growth Fund and the subsequent liquidation of the Munder Digital Economy Fund. The Agreement and Plan of Reorganization was approved by shareholders.

   The purpose of the Special Meeting for Framlington was to seek the approval or disapproval from the shareholders of the Munder Framlington Global Financial Services Fund of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Munder Framlington Global Financial Services Fund, a series of Framlington, by the Munder Large-Cap Value Fund, a series of MFT, and the assumption of all liabilities of the Munder Framlington Global Financial Services Fund by the Munder Large-Cap Value Fund in exchange for shares of the Munder Large-Cap Value Fund and the subsequent liquidation of the Munder Framlington Global Financial Services Fund. The Agreement and Plan of Reorganization was approved by shareholders.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   The results of the voting for the Special Meetings are set forth below.

                                                                                            NUMBER OF
                                                       NUMBER OF VOTES CAST          ------------------------
                                                  -------------------------------                    BROKER
                                                    FOR       AGAINST    WITHHELD    ABSTENTIONS    NON-VOTES
                                                  --------    -------    --------    -----------    ---------
Munder Digital Economy Fund...................     885,644     20,431     --            52,865       --
Munder Large-Cap Growth Fund..................    1,691,861    23,774     --           266,475       --
Munder Framlington Global Financial Services
  Fund........................................     167,466      4,981     --             9,401       --

12. DIRECTORS/TRUSTEES AND OFFICERS (UNAUDITED)

   The directors/trustees and executive officers and their business addresses, ages and principal occupations during the past five years are as set forth in the table below. A director/trustee is deemed to be a "Non-Interested Director/ Trustee" to the extent the director/trustee is not an "interested person" (as that term is defined in Section 2(a)(19) of 1940 Act).

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                      FUND COMPLEX
                         POSITION(S) WITH  TERM OF OFFICE                             OVERSEEN BY           OTHER
                           MFI, MFT AND     AND LENGTH OF   PRINCIPAL OCCUPATION(S)    DIRECTOR/     DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE      FRAMLINGTON       TIME SERVED      DURING PAST 5 YEARS       TRUSTEE      BY DIRECTOR/TRUSTEE
---------------------    ----------------  ---------------  -----------------------  --------------  -------------------
NON-INTERESTED DIRECTORS/TRUSTEES
Charles W. Elliott       Director/Trustee  Indefinite*MFI-  Consultant,                    37        Director, Steelcase
c/o The Munder Funds     and Chairman      since 2/95       self-employed (July                      Financial
480 Pierce Street                          MFT-since 11/89  1995 to present);                        Corporation
Suite 300                                  Framlington-     Senior Advisor to the                    (furniture leasing)
Birmingham, MI 48009                       since 11/96      President, Western                       (since 1995).
Age 70.                                                     Michigan University
                                                            (July 1995 through
                                                            December 1998);
                                                            Director/Trustee and
                                                            Chairman of The Munder
                                                            Funds (5 fund groups);
                                                            Director, Enesco Corp.
                                                            (producer of gifts and
                                                            collectibles) (1995 to
                                                            1999).

John Rakolta, Jr.        Director/Trustee  Indefinite*      Chairman and Chief             37        None
c/o The Munder Funds     and Vice          MFI-since 2/93   Executive Officer,
480 Pierce Street        Chairman          MFT-since 4/95   Walbridge Aldinger
Suite 300                                  Framlington-     Company (construction
Birmingham, MI 48009                       since 11/96      company) (1991 to
Age 55.                                                     present);
                                                            Director/Trustee and
                                                            Vice Chairman of The
                                                            Munder Funds (5 fund
                                                            groups).

------------

* A director/trustee may serve until his death, resignation, removal or retirement. Pursuant to the respective By-Laws of MFI, MFT and Framlington, any director/trustee shall retire as director/trustee at the end of the calendar year in which the director/trustee attains the age of 72 years.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                      FUND COMPLEX
                         POSITION(S) WITH  TERM OF OFFICE                             OVERSEEN BY           OTHER
                           MFI, MFT AND     AND LENGTH OF   PRINCIPAL OCCUPATION(S)    DIRECTOR/     DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE      FRAMLINGTON       TIME SERVED      DURING PAST 5 YEARS       TRUSTEE      BY DIRECTOR/TRUSTEE
---------------------    ----------------  ---------------  -----------------------  --------------  -------------------
David J. Brophy          Director/Trustee  Indefinite*      Professor of Finance,          37        Director, River
1025 Martin Place                          MFI-since 5/93   University of Michigan-                  Place Financial
Ann Arbor, MI 48104                        MFT-since 4/95   Business School (since                   Corporation
Age 66.                                    Framlington-     August 1966); Director/                  (private banking
                                           since 11/96      Trustee of The Munder                    company) (since
                                                            Funds (5 fund groups).                   1982) and Director,
                                                                                                     DirectPlacement,
                                                                                                     Inc. (financial
                                                                                                     technology company)
                                                                                                     (since February
                                                                                                     2002).

Dr. Joseph E. Champagne  Director/Trustee  Indefinite*      Vice President, Macomb         37        Chairman of Board
c/o The Munder Funds                       MFI-since 2/95   College (since 2001);                    of Directors, Ross
480 Pierce Street                          MFT-since 11/89  Dean, Macomb College                     Controls of Troy,
Suite 300                                  Framlington-     (since September 1997);                  Michigan
Birmingham, MI 48009                       since 11/96      Director/Trustee of The                  (manufacturing and
Age 64.                                                     Munder Funds (5 fund                     engineering
                                                            groups).                                 corporation) (since
                                                                                                     April 1989);
                                                                                                     Trustee, Lawrence
                                                                                                     Technological
                                                                                                     University (since
                                                                                                     2000).

------------

* A director/trustee may serve until his death, resignation, removal or retirement. Pursuant to the respective By-Laws of MFI, MFT and Framlington, any director/trustee shall retire as director/trustee at the end of the calendar year in which the director/trustee attains the age of 72 years.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                      FUND COMPLEX
                         POSITION(S) WITH  TERM OF OFFICE                             OVERSEEN BY           OTHER
                           MFI, MFT AND     AND LENGTH OF   PRINCIPAL OCCUPATION(S)    DIRECTOR/     DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE      FRAMLINGTON       TIME SERVED      DURING PAST 5 YEARS       TRUSTEE      BY DIRECTOR/TRUSTEE
---------------------    ----------------  ---------------  -----------------------  --------------  -------------------
Thomas D. Eckert         Director/Trustee  Indefinite*      Director, President and        37        None
c/o The Munder Funds                       MFI-since 2/93   Chief Executive
480 Pierce Street                          MFT-since 4/95   Officer, Capital
Suite 300                                  Framlington-     Automotive REIT (real
Birmingham, MI 48009                       since 11/96      estate investment trust
Age 54.                                                     specializing in retail
                                                            automotive properties)
                                                            (since October 1997);
                                                            Director/Trustee of The
                                                            Munder Funds (5 fund
                                                            groups); President,
                                                            Mid-Atlantic Region of
                                                            Pulte Home Corporation
                                                            (developer of
                                                            residential land and
                                                            construction of housing
                                                            units) (August 1983 to
                                                            October 1997);
                                                            Director, FBR Group-
                                                            Funds (June 1996 to
                                                            October 1997);
                                                            Director, Celotex Corp.
                                                            (manufacturer and
                                                            supplier of insulation)
                                                            (April 1997 to November
                                                            2000); Director, PHM
                                                            Mortgage (May 1996 to
                                                            October 1997).

Dr. Arthur T. Porter     Director/Trustee  Indefinite*      President and Chief            37        None
3990 John R.                               MFI-since 2/01   Executive Officer of
Detroit, MI 48201                          MFT-since 2/01   the Detroit Medical
Age 46.                                    Framlington-     Center (March 1999 to
                                           since 2/01       present); Professor
                                                            with Tenure and
                                                            Chairman of Radiation
                                                            Oncology of Wayne State
                                                            University School of
                                                            Medicine (March 1991 to
                                                            March 1999); Director/
                                                            Trustee of The Munder
                                                            Funds (5 fund groups).

------------

* A director/trustee may serve until his death, resignation, removal or retirement. Pursuant to the respective By-Laws of MFI, MFT and Framlington, any director/trustee shall retire as director/trustee at the end of the calendar year in which the director/trustee attains the age of 72 years.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                      FUND COMPLEX
                         POSITION(S) WITH  TERM OF OFFICE                             OVERSEEN BY           OTHER
                           MFI, MFT AND     AND LENGTH OF   PRINCIPAL OCCUPATION(S)    DIRECTOR/     DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE      FRAMLINGTON       TIME SERVED      DURING PAST 5 YEARS       TRUSTEE      BY DIRECTOR/TRUSTEE
---------------------    ----------------  ---------------  -----------------------  --------------  -------------------
INTERESTED DIRECTOR/TRUSTEE
Michael T. Monahan+      Director/Trustee  Indefinite*      President of Monahan           37        Director, Jacobson
3707 West Maple Rd.                        MFI-since 8/00   Enterprises, LLC                         Stores, Inc.
Suite 102                                  MFT-since 8/00   (consulting company)                     (department store)
Bloomfield Hills, MI                       Framlington-     (June 1999 to present);                  (June 1990 to July
48301                                      since 8/00       Chairman of Munder                       2002); Director,
Age 63.                                                     Capital Management                       Hertz Corporation
                                                            (investment advisor)                     (rental car
                                                            (October 1999 to                         company) (October
                                                            December 2000); Chief                    1997 to March
                                                            Executive Officer of                     2001).
                                                            Munder Capital
                                                            Management (October
                                                            1999 to December 1999);
                                                            President of Comerica
                                                            Incorporated (bank
                                                            holding company) (June
                                                            1992 to June 1999);
                                                            Director/Trustee of The
                                                            Munder Funds (5 fund
                                                            groups); Director,
                                                            Comerica Incorporated
                                                            (June 1993 to June
                                                            1999).

------------

+ Mr. Monahan is an "interested director/trustee" as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, Inc, the indirect parent company of Munder Capital Management, the Funds' advisor.
* A director/trustee may serve until his death, resignation, removal or retirement. Pursuant to the respective By-Laws of MFI, MFT and Framlington, any director/trustee shall retire as director/trustee at the end of the calendar year in which the director/trustee attains the age of 72 years.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                         POSITION(S) WITH  TERM OF OFFICE
                           MFI, MFT AND     AND LENGTH OF
NAME, ADDRESS AND AGE      FRAMLINGTON       TIME SERVED          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------    ----------------  ---------------  -------------------------------------------------------
OFFICERS
James C. Robinson        President         through 2/03     Chairman and Chief Executive Officer of Munder Capital
480 Pierce Street                          MFI-since 5/00   Management (investment advisor) (January 2000 to
Suite 300                                  MFT-since 5/00   present); Chief Investment Officer/Fixed Income of
Birmingham, MI 48009                       Framlington-     Munder Capital Management (January 1990 to January
Age 41.                                    since 5/00       2000); President of The Munder Funds (5 fund groups).

Stephen J. Shenkenberg   Vice President    through 2/03     General Counsel to Munder Capital Management
480 Pierce Street        and Secretary     MFI-since 8/00   (investment advisor) (July 2000 to present); Deputy
Suite 300                                  MFT-since 8/00   General Counsel of Strong Capital Management, Inc.
Birmingham, MI 48009                       Framlington-     (investment advisor) (November 1996 to July 2000); Vice
Age 44.                                    since 8/00       President and Secretary of The Munder Funds (5 fund
                                                            groups).

Elyse G. Essick          Vice President    through 2/03     Chief Marketing Officer of Munder Capital Management
480 Pierce Street                          MFI-since 4/95   (investment advisor) (September 1988 to present); Vice
Suite 300                                  MFT-since 4/95   President of The Munder Funds (5 fund groups).
Birmingham, MI 48009                       Framlington-
Age 44.                                    since 11/96

Peter K. Hoglund         Vice President    through 2/03     Chief Administration Officer of Munder Capital
480 Pierce Street                          MFI-since 2/01   Management (investment advisor) (May 2000 to present);
Suite 300                                  MFT-since 2/01   Associate of Heartland Industrial Partners (a private
Birmingham, MI 48009                       Framlington-     equity group) (October 1999 to May 2000); Sr. Portfolio
Age 36.                                    since 2/01       Manager of Munder Capital Management (January 1995 to
                                                            October 1999); Vice President of The Munder Funds (5
                                                            fund groups).

Cherie Ugorowski         Treasurer         through 2/03     Controller of Munder Capital Management (investment
480 Pierce Street                          MFI-since 8/01   advisor) (June 2001 to present); Corporate Accounting
Suite 300                                  MFT-since 8/01   Manager, DaimlerChrysler Corporation (automotive
Birmingham, MI 48009                       Framlington-     manufacturer) (September 1999 to June 2001); Manager,
Age 33.                                    since 8/01       Audit and Business Advisory Practice, Arthur Andersen
                                                            LLP (September 1990 to September 1999); Treasurer of
                                                            The Munder Funds (5 fund groups).

David Rumph              Assistant         through 2/03     Analyst of Munder Capital Management (investment
480 Pierce Street        Treasurer         MFI-since 8/01   advisor) (April 2001 to present); Analyst, Controller's
Suite 300                                  MFT-since 8/01   Group, Delphi Automotive Corp. (automotive supplier)
Birmingham, MI 48009                       Framlington-     (June 1999 to April 2001); Manager, Mutual Fund
Age 30.                                    since 8/01       Operations, Banc One (April 1997 to June 1999); Audit
                                                            Senior, Arthur Andersen LLP (September 1993 to April
                                                            1997); Assistant Treasurer of The Munder Funds (5 fund
                                                            groups).

Bradford E. Smith        Assistant         through 2/03     Director of Mutual Fund Operations of Munder Capital
480 Pierce Street        Treasurer         MFI-since 5/00   Management (investment advisor) (March 2001 to
Suite 300                                  MFT-since 5/00   present); Manager of Mutual Fund Operations of Munder
Birmingham, MI 48009                       Framlington-     Capital Management (March 2000 to present);
Age 30.                                    since 5/00       Administrator of Mutual Fund Operations of Munder
                                                            Capital Management (August 1999 to February 2000);
                                                            Assistant Vice President, Madison Mosaic, LLC (advisor
                                                            to the Mosaic Funds) (September 1998 to July 1999);
                                                            Assistant Director of Shareholder Service, Madison
                                                            Mosaic, LLC (advisor to the Mosaic Funds) (April 1997
                                                            to August 1998); Cash Manager, GIT Funds (n.k.a. Mosaic
                                                            Funds); (June 1996 to March 1997); Assistant Treasurer
                                                            of The Munder Funds (5 fund groups).

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                         POSITION(S) WITH  TERM OF OFFICE
                           MFI, MFT AND     AND LENGTH OF
NAME, ADDRESS AND AGE      FRAMLINGTON       TIME SERVED          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------    ----------------  ---------------  -------------------------------------------------------

Melanie Mayo West        Assistant         through 2/03     Associate General Counsel of Munder Capital Management
480 Pierce Street        Secretary         MFI-since 2/02   (investment advisor) (November 2001 to present);
Suite 300                                  MFT-since 2/02   Associate, Dykema Gossett PLLC (law firm) (August 1998
Birmingham, MI 48009                       Framlington-     to November 2001); Associate, Hertz, Schram & Saretsky,
Age 35.                                    since 2/02       P.C. (law firm) (March 1998 to August 1998); Associate,
                                                            Howard & Howard Attorneys, P.C. (law firm) (May 1995 to
                                                            March 1998); Assistant Secretary of The Munder Funds (5
                                                            fund groups).

Mary Ann Shumaker        Assistant         through 2/03     Associate General Counsel of Munder Capital Management
480 Pierce Street        Secretary         MFI-since 8/99   (investment advisor) (March 1998 to present);
Suite 300                                  MFT-since 8/99   Associate, Miro Weiner & Kramer (law firm) (September
Birmingham, MI 48009                       Framlington-     1991 to July 1997); Assistant Secretary of The Munder
Age 47.                                    since 8/99       Funds (5 fund groups).

   The SAI for MFI, MFT and Framlington includes additional information about Fund directors/trustees and is available, without charge, upon request, by calling (800) 438-5789 toll free.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors/Trustees and Shareholders of The Munder Funds Trust
The Munder Funds, Inc.
The Munder Framlington Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Munder Balanced Fund, Munder International Equity Fund, Munder Large-Cap Value Fund (formerly Munder Equity Income Fund) and Munder Small Company Growth Fund (four of the portfolios constituting The Munder Funds Trust), the Munder Bio(Tech)(2) Fund, Munder Large-Cap Growth Fund (formerly Munder Focus Growth Fund), Munder Micro-Cap Equity Fund, Munder MidCap Select Fund, Munder Multi-Season Growth Fund, Munder Power Plus Fund, Munder Real Estate Equity Investment Fund, and Munder Small-Cap Value Fund (eight of the portfolios constituting The Munder Funds, Inc.), and the Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund (three of the portfolios constituting The Munder Framlington Funds Trust) (collectively, the "Funds"), as of June 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above constituting The Munder Funds Trust, The Munder Funds, Inc., and The Munder Framlington Funds Trust at June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                      /s/ Ernst & Young LLP
Boston, Massachusetts
August 14, 2002

The Munder Funds
        Tax Information, June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

   The percentages of total net assets invested in U.S. Government and U.S. Government Agency obligations at June 30, 2002, were as follows:

Munder Balanced Fund
  Federal Home Loan Bank....................................      0.7%
  Federal Home Loan Mortgage Corporation....................      4.6%
  Federal National Mortgage Association.....................      1.5%
  Government Agency Debentures..............................      0.4%
  Government National Mortgage Association..................      0.1%
  U.S. Treasury Bond........................................      1.0%
  U.S. Treasury Notes.......................................      3.3%

   Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividend received deduction available to corporate shareholders:

Munder Balanced Fund........................................       45.6%
Munder Large-Cap Value Fund.................................      100.0%
Munder Power Plus Fund......................................        8.6%
Munder Small-Cap Value Fund.................................       26.6%

   The following amounts have been designated as capital gains dividends for the purpose of the dividends paid deduction:

Munder Large-Cap Value Fund..............................      $  5,555,605
Munder Multi-Season Growth Fund..........................        14,715,867
Munder Small-Cap Value Fund..............................         2,580,242
Munder Framlington International Growth Fund.............           606,671

   The Munder International Equity Fund designated as foreign tax credits and foreign source income for regular Federal income tax purposes $256,215 and $2,551,174, respectively.


                                                           THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009
            World Asset Management, a division of Munder Capital Management (Munder International Equity Fund)
            225 East Brown Street, Suite 300
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
DISTRIBUTOR & SUB-ADMINISTRATOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young LLP
            200 Clarendon Street
            Boston, MA 02116

ANNEQUITY0602-RPT

INVESTMENT ADVISORS:Munder Capital Management and
                    World Asset Management
DISTRIBUTED BY: Funds Distributor, Inc.

[MUNDER FUNDS LOGO]

FAMILY OF MUTUAL FUNDS

LARGE-CAP EQUITY
Large-Cap Growth
Multi-Season Growth
Index 500
Large-Cap Value

MID- TO MICRO-CAP EQUITY
MidCap Select
Small Company Growth
Small-Cap Value
Micro-Cap Equity

NICHE / SECTOR EQUITY
NetNet
Future Technology
Framlington Healthcare
Bio(Tech)(2)
Power Plus
Real Estate Equity Investment

HYBRID
Balanced
Fund of Funds

INTERNATIONAL
Framlington International Growth
International Equity
International Bond
Framlington Emerging Markets

TAXABLE INCOME
Bond
Intermediate Bond
U.S. Government Income

TAX-FREE INCOME
Michigan Tax-Free Bond
Tax-Free Bond
Tax-Free Short-Intermediate Bond

MONEY MARKET
Cash Investment
Money Market
Tax-Free Money Market
U.S. Treasury Money Market                                         Annual Report
                                                                   June 30, 2002

                                                         THE MUNDER INCOME FUNDS
                                                        CLASS A, B, C & Y SHARES

                                                                            BOND
                                                               INTERMEDIATE BOND
                                                              INTERNATIONAL BOND
                                                          U.S. GOVERNMENT INCOME
                                                          MICHIGAN TAX-FREE BOND
                                                                   TAX-FREE BOND
                                                TAX-FREE SHORT-INTERMEDIATE BOND

                                                   THE MUNDER MONEY MARKET FUNDS
                                                        CLASS A, B, C & Y SHARES

                                                                 CASH INVESTMENT
                                                                    MONEY MARKET
                                                           TAX-FREE MONEY MARKET
                                                      U.S. TREASURY MONEY MARKET

                                                                   "A weakening economy and the events
                                                                   of September 11 caused the Federal
                                                                   Reserve to ease monetary policy
                                                                   several times over this
                                                                   twelve-month period, resulting in
                                                                   declining interest rates and rising
                                                                   bond prices."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW MUNDER FUND SHAREHOLDERS:

       While the S&P 500 Index showed a -17.99% return for the year ending June 30, the Lehman Brothers Aggregate Bond Index, a widely followed benchmark of bond market performance, earned an 8.63% return. A weakening economy and the events of September 11 caused the Federal Reserve to ease monetary policy several times over this twelve-month period, resulting in declining interest rates and rising bond prices.

       One of the noticeable aspects of the fixed income market over the past year was the widely divergent performance of corporate credits. Bonds issued by corporations untouched by scandal tended to do well. In contrast, the bonds of companies that operated in troubled sectors of the economy or that were caught up in the accounting scandals suffered significant declines in price. During May, as an example, a greater dollar volume of bonds was downgraded from investment grade status than had ever occurred in one month. These downward revisions included such well-known names as WorldCom, Georgia Pacific and Qwest, all of which were downgraded to junk status.

       On the following pages, you will find information and commentary on the relative and absolute performance of each of the Funds covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment objectives.

       Very truly yours,

       /s/ James C. Robinson
       James C. Robinson, President
       The Munder Funds

Table of
        Contents

--------------------------------------------------------------------------------

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                II          Munder Bond Fund
                                II          Munder Intermediate Bond Fund
                                III         Munder International Bond Fund
                                IV          Munder U.S. Government Income Fund
                                IV          Munder Michigan Tax-Free Bond Fund
                                IV          Munder Tax-Free Bond Fund
                                V           Munder Tax-Free Short-Intermediate Bond Fund
                                VI          HYPOTHETICALS AND TOTAL RETURNS

                 PORTFOLIO OF INVESTMENTS --

                                            INCOME FUNDS:
                                1           Munder Bond Fund
                                4           Munder Intermediate Bond Fund
                                7           Munder International Bond Fund
                                9           Munder U.S. Government Income Fund
                                11          Munder Michigan Tax-Free Bond Fund
                                14          Munder Tax-Free Bond Fund
                                18          Munder Tax-Free Short-Intermediate Bond Fund

                                            MONEY MARKET FUNDS:
                                23          Munder Cash Investment Fund
                                25          Munder Money Market Fund
                                27          Munder Tax-Free Money Market Fund
                                37          Munder U.S. Treasury Money Market Fund
                                38          FINANCIAL STATEMENTS
                                60          FINANCIAL HIGHLIGHTS
                                98          NOTES TO FINANCIAL STATEMENTS
                                113         REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Management's Discussion of
        Fund Performance

--------------------------------------------------------------------------------

THE BOND MARKET
   While the S&P 500 Index generated a -17.99% return for the year ending June 30, the bond market earned positive returns. The Lehman Brothers Aggregate Bond Index, a widely followed measure of bond market performance, had an 8.63% return for the year. Declining interest rates helped investment grade bonds appreciate in price.

   Short and intermediate-term bonds had the best relative performance, with the five-year Treasury bond outpacing both the ten-year and 30-year Treasury bond. Corporate bonds had the weakest relative returns, largely because of a marked deterioration in the credit quality of a number of issues. BBB-rated bonds, the lowest credit rating for investment grade bonds, had a return of just over 5% for the year.

[THE PERFORMANCE DATA CONTAINED IN THE FOLLOWING COMMENTARY IS BASED ON THE CLASS Y SHARES. OTHER CLASSES OF SHARES HAVE DIFFERENT SALES CHARGES AND EXPENSES THAT LOWER PERFORMANCE. THE RETURNS FOR THE FUNDS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR UPON THE REDEMPTION OF FUND SHARES. PLEASE NOTE THAT IN SOME OF THE FOLLOWING COMMENTARY, THE MUNDER INCOME FUNDS ARE COMPARED TO VARIOUS BOND MARKET INDICES. IT IS IMPORTANT TO REMEMBER THAT THE RETURNS FOR THE MUNDER INCOME FUNDS ARE REPORTED AFTER THE DEDUCTION OF ALL EXPENSES. SINCE THE MARKET INDICES ARE NOT ACTUAL FUNDS, THERE ARE NO EXPENSES NETTED AGAINST THEIR RETURNS. PLEASE NOTE THAT YOU CANNOT INVEST DIRECTLY IN AN INDEX.]

MUNDER BOND FUND

FUND MANAGER: THE MUNDER BOND FUND TEAM
   The Fund earned a 4.78% return for the year ending June 30, 2002, compared to the 8.07% return for the Fund's blended benchmark (50% Lehman Brothers Aggregate Bond Index/50% Lehman Brothers Credit Index) and the 6.86% median return for the Lipper universe of corporate debt A-rated mutual funds. Compared to the Lipper median, the Fund has earned above-median returns for the three-month and nine-month time periods ending June 30.

   Although the Fund has a high quality focus, it did not escape the deterioration in credits that marked the corporate sector during the year. During the first half of the one-year time period ending June 30, the better tone in the bond market helped to boost the performance of some of the telecommunications bonds that had been under pressure. This had a positive impact on the Fund's relative return. However, for the year as a whole, issue selection was a negative. AT&T Canada was one of the weakest holdings in the Fund, due to uncertainty about a Canadian regulatory decision and subsequent backing by the company's AT&T parent. Other bonds were pressured by either accounting or asbestos concerns. A move to smaller positions in individual credits during the second half of this twelve-month period helped to minimize the negative impact of holdings such as WorldCom and El Paso Energy.

MUNDER INTERMEDIATE BOND FUND

FUND MANAGER: THE MUNDER INTERMEDIATE BOND FUND TEAM
   The Fund generated a 6.99% return for the year ending June 30, 2002, relative to the 8.17% return for the Lehman Brothers Intermediate Government/Credit Index and a 5.93% median

--------------------------------------------------------------------------------

return for the Lipper universe of short intermediate investment grade debt mutual funds. Compared to the Lipper universe, the Fund has earned median or above-median returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending June 30.

   During the year ending June 30, the Fund's relative performance was held back by some corporate holdings that came under pressure. Mirant, an energy-related bond, was negatively impacted by the Enron situation, as were many corporate energy bonds. In the telecommunications sector, AT&T Canada came under pressure as a result of the anticipation of a negative regulatory ruling.

   Countering these negative factors was the slightly higher quality of the Fund relative to its benchmark and its exposure to mortgage-backed securities. In addition, the Fund avoided corporate credits, such as WorldCom and El Paso Energy, which were under severe downward pressure during the April to June period.

MUNDER INTERNATIONAL BOND FUND

FUND MANAGER: THE MUNDER INTERNATIONAL BOND FUND TEAM
   The Fund earned a return of 14.98% for the year ending June 30, 2002 relative to the 15.78% return for the Salomon Brothers Non-U.S.$ World Government Bond Index and the 13.68% return for the Lipper universe of international income mutual funds. Compared to its Lipper benchmark, the Fund has earned an above-median return for the one-month, three-month, six-month, nine-month and one-year time periods ending June 30.

   During much of the year, the absolute performance of the Salomon Brothers Non-U.S.$ World Government Bond Index was held back by the strength of the U.S. dollar. The general weakness of foreign currencies relative to the U.S. dollar offset the impact of positive returns in bond markets around the globe. Much of the positive return for the Index and the Fund came in the April through June period, as a result of the significant weakening of the U.S. dollar. The weaker dollar combined with good local bond market returns to generate positive double-digit returns for that three-month period.

   Throughout the year ending June 30, the Fund was overweighted in the euro and underweighted in the yen. This was a negative for returns during the first nine months of the year, but had a positive impact on performance during the last quarter.

   In our view, the primary reason for investing in an international bond fund is to provide portfolio diversification. For that reason, the Fund does not hedge against currency movements or buy securities denominated in U.S. dollars. In our opinion, hedging and U.S. dollar positions reduce the diversification benefits of the Fund. In addition, the Fund does not take positions in emerging markets.

--------------------------------------------------------------------------------

MUNDER U.S. GOVERNMENT INCOME FUND

FUND MANAGER: THE MUNDER U.S. GOVERNMENT INCOME FUND TEAM
   The Fund exhibited a return of 9.42% for the year ending June 30, 2002, relative to the 8.81% return for the Lehman Brothers Government Bond Index and the 8.03% median return for the Lipper universe of general U.S. government mutual funds. Compared to the Lipper universe, the Fund has earned median or above-median returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending June 30.

   The major positive factor for the Fund's performance during the year ending June 30 was a heavy weighting in agency mortgages structured in collateralized mortgage obligations (CMOs). The majority of the mortgage holdings in the Fund were issued ten years ago, providing collateral that is less sensitive than newer products to refinancing risk.

MUNDER MICHIGAN TAX-FREE BOND FUND

FUND MANAGER: THE MUNDER MICHIGAN TAX-FREE BOND FUND TEAM
   The Fund earned a return of 6.73% for the year ending June 30, 2002, relative to the 5.95% median return for the Lipper universe of Michigan municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending June 30. The Fund is also measured against a blended index made up of an equally weighted combination of the Lehman Brothers 10-year, 15-year and 20-year Municipal Bond Indexes. This blended index had a return of 7.29% for the year ending June 30, 2002.

   The maturity structure of the Fund had the largest impact on the Fund's returns during the year ending June 30. During the first half of the Fund's fiscal year, performance was held back by an overweight in securities with maturities ranging from three years to twelve years. In the January through March period, an underweight in securities with 12-year to 22-year maturities and an overweight with one-year to eight-year maturities held back returns. Partially offsetting these negative factors was the positive impact of the structure of the Fund's holdings. As interest rates rose in March, the interest rate risk of the securities held in the Fund increased less rapidly than the Fund's blended benchmark. Through the nine months ending March 30, the high quality of the Fund tended to hold back returns, given the strong relative performance of BBB-rated securities.

   During the last quarter of the Fund's fiscal year, stretching from April through June, the Fund exhibited strong relative returns. The negative impact of an overweight in bonds with maturities greater than 22 years was offset by a number of positive factors. These included an overweighted position in securities with maturities ranging from four years to eight years, an underweight in revenue bonds and an overweight in AAA and AA-rated securities.

MUNDER TAX-FREE BOND FUND

FUND MANAGER: THE MUNDER TAX-FREE BOND FUND TEAM
   The Fund earned a return of 6.64% for the year ending June 30, 2002, relative to the 5.72% median return for the Lipper universe of general municipal debt mutual funds. Compared to the

--------------------------------------------------------------------------------

Lipper universe, the Fund has earned median or above-median returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending June 30. The Fund is also measured against a blended index made up of an equally weighted combination of the Lehman Brothers 10-year, 15-year and 20-year Municipal Bond Indexes. This blended index had a return of 7.29% for the year ending June 30, 2002.

   During the first half of the Fund's fiscal year, performance was held back by an overweight in securities with three-year to twelve-year maturities, as well as an overweight in Michigan bonds and an underweight in housing bonds. During the January through March period, an underweight in 12-year to 22-year maturities and an overweight in one-year to eight-year maturities also had a negative impact on returns. However, the structure of the Fund's holdings was a positive for returns during this time frame. As interest rates rose in March, the interest rate risk of the securities held in the Fund increased less rapidly than the Fund's blended benchmark.

   During the April through June time frame, the performance of the Fund bounced back with strong relative returns. The negative impact of an overweight in bonds with maturities greater than 22 years was more than offset by the positive impact of an overweight in securities with maturities ranging from four years to eight years, an underweight in revenue and New York bonds and an overweight in AAA and AA-rated bonds.

MUNDER TAX-FREE SHORT-INTERMEDIATE BOND FUND

FUND MANAGER: THE MUNDER TAX-FREE SHORT-INTERMEDIATE BOND FUND TEAM
   The Fund earned a return of 5.86% for the year ending June 30, 2002, relative to the 6.57% return of the Lehman Brothers Mutual Fund Intermediate/Short Muni Index and the 5.25% median return for the Lipper universe of short intermediate municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending June 30.

   During the first nine months of the Fund's fiscal year ending June 30, relative performance was held back by an underweight in New York bonds and BBB-rated securities. Early in this period, an underweight in housing bonds also had a negative impact on returns. Performance rebounded in the April through June period. The negative impact of an underweight in five-year to ten-year maturities was offset by the positive impact of an overweight in general obligation bonds and AAA and AA-rated bonds and an underweight in California and New York securities.

Hypotheticals and Total Returns

--------------------------------------------------------------------------------
The following graphs represent the performance of each Fund since the inception of its oldest class of shares. This includes a period of time since February 1, 1995 during which the Funds have been managed by Munder Capital Management and prior periods when the Funds were managed by its predecessors. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for multiple classes of shares. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the charts and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

BOND FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                                                             LIPPER CORP. DEBT A
                                                                 LEHMAN AGGREGATE        LEHMAN BLENDED          RATED FUNDS
                                              CLASS Y              BOND INDEX#               INDEX#               AVERAGE**
                                              -------            ----------------        --------------      -------------------
12/1/91                                       10000.00               10000.00               10000.00               10000.00
                                              10400.00               10297.00               10312.00               10359.00
                                              10168.00               10157.00               10177.40               10195.00
                                              10270.00               10223.00               10259.40               10246.00
                                              10253.00               10165.70               10208.60               10194.00
                                              10331.00               10238.90               10270.90               10251.00
                                              10513.00               10432.40               10482.40               10460.00
6/30/92                                       10672.00               10576.40               10636.50               10613.00
                                              10892.00               10792.20               10887.00               10895.00
                                              10925.00               10901.20               10984.40               10986.00
                                              10576.00               11030.90               11116.30               11128.00
                                              10381.00               10884.20               10943.40               10944.00
                                              10373.00               10886.40               10953.20               10944.00
                                              10518.00               11059.50               11141.60               11128.00
                                              10727.00               11271.80               11378.40               11365.00
                                              10962.00               11469.00               11608.80               11621.00
                                              11049.00               11517.20               11653.50               11663.00
                                              11135.00               11597.80               11739.20               11739.00
                                              11099.00               11612.90               11753.80               11745.00
6/30/93                                       11343.00               11823.10               12003.00               12007.00
                                              11404.00               11890.50               12080.40               12102.00
                                              11671.00               12098.60               12336.50               12381.00
                                              11730.00               12131.30               12368.00               12418.00
                                              11801.00               12176.10               12421.80               12476.00
                                              11659.00               12072.60               12292.60               12310.00
                                              11693.00               12137.80               12362.10               12376.00
                                              11870.00               12301.70               12565.40               12562.00
                                              11580.00               12087.60               12307.80               12287.00
                                              11306.00               11789.10               11966.90               11962.00
                                              11200.00               11694.80               11861.60               11837.00
                                              11190.00               11693.60               11839.10               11801.00
6/30/94                                       11184.00               11667.90               11811.20               11760.00
                                              11353.00               11900.10               12078.20               11971.00
                                              11364.00               11914.30               12092.10               11972.00
                                              11212.00               11739.20               11890.70               11788.00
                                              11179.00               11728.60               11871.70               11758.00
                                              11151.00               11702.80               11849.10               11737.00
                                              11224.00               11783.60               11939.20               11823.00
                                              11416.00               12016.90               12184.00               12027.00
                                              11661.00               12302.90               12504.40               12299.00
                                              11727.00               12378.00               12593.80               12389.00
                                              11880.00               12551.20               12788.40               12560.00
                                              12329.00               13037.00               13337.00               13069.00
6/30/95                                       12416.00               13132.10               13445.70               13156.00
                                              12395.00               13103.30               13401.30               13102.00
                                              12539.00               13261.80               13590.30               13287.00
                                              12667.00               13390.40               13736.40               13429.00
                                              12836.00               13564.50               13915.00               13620.00
                                              13019.00               13768.00               14152.20               13832.00
                                              13218.00               13960.70               14368.00               14044.00
                                              13297.00               14052.90               14462.10               14112.00
                                              13032.00               13808.40               14164.20               13807.00
                                              12951.00               13711.70               14054.40               13701.00
                                              12856.00               13634.90               13956.80               13597.00
                                              12828.00               13607.60               13930.20               13576.00
6/30/96                                       12976.00               13790.00               14126.00               13745.00
                                              13004.00               13827.20               14158.50               13771.00
                                              12963.00               13803.70               14124.50               13742.00
                                              13184.00               14043.90               14397.10               13988.00
                                              13461.00               14355.70               14753.40               14309.00
                                              13713.00               14601.20               15037.40               14586.00
                                              13577.00               14465.40               14863.70               14430.00
                                              13583.00               14510.20               14897.20               14458.00
                                              13608.00               14546.50               14947.10               14504.00
                                              13449.00               14385.00               14747.50               14313.00
                                              13636.00               14600.80               14970.20               14508.00
                                              13738.00               14739.50               15125.90               14637.00
6/30/97                                       13882.00               14914.90               15323.30               14827.00
                                              14272.60               15317.60               15810.60               15283.70
                                              14125.60               15187.40               15626.40               15101.80
                                              14329.00               15412.20               15878.80               15338.90
                                              14565.50               15635.70               16094.70               15538.30
                                              14628.10               15707.60               16176.80               15605.10
                                              14762.70               15866.20               16344.20               15754.90
                                              14988.50               16069.30               16546.10               15955.00
                                              14946.60               16056.50               16537.00               15923.10
                                              14981.00               16111.00               16595.70               15974.00
                                              15060.40               16194.80               16691.10               16042.70
                                              15230.50               16348.70               16869.70               16209.60
6/30/98                                       15370.70               16487.60               17003.80               16363.30
                                              15386.80               16522.30               17014.00               16368.20
                                              15697.60               16791.60               17192.70               16566.20
                                              16102.60               17184.50               17672.30               16942.30
                                              15952.90               17093.40               17489.40               16752.50
                                              16013.50               17190.80               17703.70               16889.90
                                              16079.20               17242.40               17755.90               16949.00
                                              16175.60               17364.80               17906.80               17072.80
                                              15800.40               17061.00               17537.90               16683.50
                                              15901.50               17154.80               17648.40               16790.30
                                              15923.70               17209.70               17702.30               16825.50
                                              15753.40               17058.20               17505.80               16633.70
6/30/99                                       15676.20               17003.70               17432.20               16543.90
                                              15626.00               16932.20               17347.70               16476.10
                                              15568.20               16923.80               17322.50               16429.90
                                              15720.80               17120.10               17517.40               16584.40
                                              15717.60               17183.40               17590.10               16601.00
                                              15708.20               17181.70               17598.90               16601.00
                                              15607.60               17099.30               17510.00               16509.70
                                              15588.90               17042.80               17450.50               16461.80
                                              15749.50               17249.00               17637.20               16633.00
                                              16015.60               17476.70               17828.60               16854.20
                                              15868.30               17426.00               17724.30               16719.40
                                              15750.90               17417.30               17687.10               16652.50
6/30/00                                       16117.20               17779.60               18093.00               17001.00
                                              16321.80               17941.40               18284.80               17147.20
                                              16551.10               18201.60               18536.20               17373.60
                                              16663.00               18316.20               18643.70               17465.60
                                              16593.00               18437.10               18714.50               17504.10
                                              16915.60               18739.50               18989.70               17763.10
                                              17209.70               19088.00               19350.50               18107.70
                                              17549.00               19399.20               19773.30               18424.60
                                              17723.80               19567.90               19945.30               18592.30
                                              17734.90               19665.80               20057.00               18666.60
                                              17530.40               19583.20               19978.80               18537.80
                                              17699.30               19700.70               20130.60               18652.80
6/30/01                                       17758.80               19775.60               20220.20               18723.70
                                              18154.30               20219.00               20709.30               19156.20
                                              18295.90               20451.50               20968.20               19365.00
                                              18123.90               20686.70               21073.00               19469.50
                                              18562.50               21119.00               21553.50               19874.50
                                              18388.00               20827.60               21312.10               19604.20
                                              18288.70               20694.30               21171.40               19451.30
                                              18272.30               20861.90               21347.20               19564.10
                                              18369.10               21064.30               21530.80               19706.90
                                              18029.30               20714.60               21151.80               19366.00
                                              18315.90               21116.50               21505.00               19697.20
                                              18517.40               21296.00               21737.30               19854.80
6/30/02                                       18606.30               21481.30               21848.20               19942.10

                         GROWTH OF A $10,000 INVESTMENT                       AVERAGE ANNUAL TOTAL RETURNS
               ---------------------------------------------------      -----------------------------------------
                                      LEHMAN                LIPPER                  ONE             FIVE
                                   AGGREGATE    LEHMAN       CORP.          ONE    YEAR     FIVE   YEARS      TEN
CLASS AND         WITH   WITHOUT        BOND   BLENDED        DEBT         YEAR   W/OUT    YEARS   W/OUT    YEARS
INCEPTION DATE    LOAD      LOAD      INDEX#    INDEX#   A RATED**       W/LOAD    LOAD   W/LOAD    LOAD   W/LOAD
-----------------------------------------------------------------------------------------------------------------
CLASS
 A -- 12/9/92  $16,756*  $17,453   $  19,731   $19,946    $19,942         0.19%*  4.41%   4.87%*   5.73%      N/A
CLASS
 B -- 3/13/96      N/A   $13,541   $  15,556   $15,426    $14,444       (1.29)%+  3.63%   4.66%+   4.98%      N/A
CLASS
 C -- 3/25/96      N/A   $13,477   $  15,666   $15,545    $14,444         2.63%+  3.61%     N/A    4.99%      N/A
CLASS
 Y -- 12/1/91      N/A   $18,606   $  21,481   $21,848    $19,942           N/A   4.78%     N/A    6.03%      N/A

                  AVERAGE ANNUAL TOTAL RETURNS
                ---------------------------------
                  TEN                   SINCE
                YEARS       SINCE   INCEPTION
CLASS AND       W/OUT   INCEPTION       W/OUT
INCEPTION DATE   LOAD      W/LOAD        LOAD
--------------  ---------------------------------
CLASS
 A -- 12/9/92     N/A       5.55%*      6.00%
CLASS
 B -- 3/13/96     N/A         N/A       4.93%
CLASS
 C -- 3/25/96     N/A         N/A       4.88%
CLASS
 Y -- 12/1/91   5.72%         N/A       6.05%

--------------------------------------------------------------------------------

*  Reflects the deduction of the maximum sales charge of 4.00% for Class A
   Shares.

+ Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

# The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher. The Lehman Blended Index is a blended index made up of 50% Lehman Brothers Aggregate Bond Index and 50% Lehman Brothers Credit Index. The Lehman Brothers Credit Index is an unmanaged index made up of all public, fixed-rate, non-convertible, investment-grade, domestic, corporate debt, excluding collateralized mortgage obligations. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares are as of 11/30/92, 2/28/96, 3/31/96, 11/30/91, respectively.

** The Lipper Corporate Debt A Rated Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C, and Class Y shares are as of 11/30/92, 2/28/96, 3/31/96, and 11/30/91, respectively.

--------------------------------------------------------------------------------

INTERMEDIATE BOND FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                            LEHMAN INT. GOV'T/CREDIT    LIPPER SHORT INVST. GRADE
                                                         CLASS Y                   BOND INDEX#            DEBT FUNDS AVERAGE**
                                                         -------            ------------------------    -------------------------
12/1/91                                                 10000.00                    10000.00                    10000.00
                                                        10180.00                    10244.00                    10139.00
                                                        10130.00                    10151.00                    10124.00
                                                        10172.00                    10191.00                    10162.00
                                                        10158.00                    10151.00                    10159.00
                                                        10237.00                    10240.00                    10232.00
                                                        10356.00                    10399.00                    10327.00
6/30/92                                                 10498.00                    10553.00                    10427.00
                                                        10679.00                    10763.00                    10547.00
                                                        10781.00                    10870.00                    10623.00
                                                        10935.00                    11018.00                    10710.00
                                                        10814.00                    10875.00                    10650.00
                                                        10755.00                    10837.00                    10643.00
                                                        10871.00                    10979.00                    10725.00
                                                        11058.00                    11192.00                    10847.00
                                                        11246.00                    11369.00                    10952.00
                                                        11295.00                    11414.00                    10996.00
                                                        11377.00                    11506.00                    11058.00
                                                        11339.00                    11480.00                    11060.00
6/30/93                                                 11510.00                    11661.00                    11149.00
                                                        11547.00                    11689.00                    11189.00
                                                        11730.00                    11874.00                    11287.00
                                                        11780.00                    11924.00                    11323.00
                                                        11807.00                    11956.00                    11359.00
                                                        11699.00                    11889.00                    11357.00
                                                        11747.00                    11943.00                    11410.00
                                                        11893.00                    12076.00                    11485.00
                                                        11670.00                    11897.00                    11417.00
                                                        11444.00                    11701.00                    11333.00
                                                        11338.00                    11621.00                    11289.00
                                                        11340.00                    11629.00                    11299.00
6/30/94                                                 11332.00                    11631.00                    11309.00
                                                        11453.00                    11798.00                    11397.00
                                                        11492.00                    11835.00                    11437.00
                                                        11378.00                    11726.00                    11422.00
                                                        11368.00                    11725.00                    11441.00
                                                        11337.00                    11672.00                    11427.00
                                                        11393.00                    11713.00                    11408.00
                                                        11554.00                    11910.00                    11515.00
                                                        11761.00                    12157.00                    11647.00
                                                        11824.00                    12227.00                    11709.00
                                                        11948.00                    12378.00                    11814.00
                                                        12304.00                    12752.00                    12014.00
6/30/95                                                 12363.00                    12838.00                    12081.00
                                                        12358.00                    12839.00                    12119.00
                                                        12470.00                    12956.00                    12199.00
                                                        12563.00                    13050.00                    12266.00
                                                        12697.00                    13195.00                    12365.00
                                                        12852.00                    13369.00                    12470.00
                                                        12994.00                    13509.00                    12565.00
                                                        13084.00                    13626.00                    12661.00
                                                        12930.00                    13466.00                    12612.00
                                                        12845.00                    13396.00                    12602.00
                                                        12787.00                    13349.00                    12612.00
                                                        12759.00                    13339.00                    12636.00
6/30/96                                                 12893.00                    13480.00                    12722.00
                                                        12920.00                    13521.00                    12776.00
                                                        12933.00                    13532.00                    12822.00
                                                        13098.00                    13720.00                    12941.00
                                                        13308.00                    13963.00                    13077.00
                                                        13475.00                    14147.00                    13188.00
                                                        13401.00                    14056.00                    13191.00
                                                        13455.00                    14111.00                    13254.00
                                                        13476.00                    14138.00                    13298.00
                                                        13372.00                    14040.00                    13285.00
                                                        13529.00                    14205.00                    13388.00
                                                        13630.00                    14323.00                    13476.00
6/30/97                                                 13744.00                    14454.00                    13570.00
                                                        13992.10                    14747.40                    13787.10
                                                        13944.50                    14673.70                    13747.10
                                                        14086.70                    14843.90                    13883.20
                                                        14230.40                    15008.70                    13987.40
                                                        14258.90                    15041.70                    14015.30
                                                        14365.80                    15162.00                    14106.40
                                                        14523.80                    15360.60                    14261.60
                                                        14519.50                    15348.30                    14260.20
                                                        14573.20                    15397.50                    14314.40
                                                        14649.00                    15474.50                    14377.30
                                                        14751.50                    15587.40                    14467.90
6/30/98                                                 14840.00                    15687.20                    14538.80
                                                        14872.70                    15742.10                    14586.80
                                                        15080.90                    15989.20                    14721.00
                                                        15373.50                    16390.60                    14984.50
                                                        15353.50                    16226.70                    14963.50
                                                        15358.10                    16225.00                    14989.00
                                                        15401.10                    16289.90                    15047.40
                                                        15488.90                    16379.50                    15122.70
                                                        15281.30                    16138.70                    14969.90
                                                        15406.70                    16259.80                    15085.20
                                                        15432.80                    16310.20                    15130.40
                                                        15317.10                    16184.60                    15038.20
6/30/99                                                 15297.20                    16195.90                    15036.60
                                                        15283.40                    16181.30                    15026.10
                                                        15286.50                    16194.30                    15032.10
                                                        15424.00                    16344.90                    15156.90
                                                        15448.70                    16387.40                    15191.80
                                                        15467.30                    16407.10                    15223.70
                                                        15433.20                    16352.90                    15213.00
                                                        15385.40                    16292.40                    15161.30
                                                        15506.90                    16426.00                    15270.40
                                                        15683.70                    16596.80                    15414.00
                                                        15633.50                    16558.70                    15392.40
                                                        15644.50                    16585.20                    15404.70
6/30/00                                                 15903.10                    16877.10                    15638.90
                                                        15998.90                    17005.40                    15737.40
                                                        16185.60                    17206.00                    15898.00
                                                        16355.40                    17362.60                    16029.90
                                                        16321.70                    17442.50                    16058.80
                                                        16564.00                    17679.70                    16222.50
                                                        16824.20                    18005.00                    16465.90
                                                        17104.30                    18300.30                    16706.30
                                                        17289.30                    18474.10                    16829.90
                                                        17367.30                    18616.40                    16932.60
                                                        17249.80                    18568.00                    16922.40
                                                        17355.40                    18672.00                    17013.80
6/30/01                                                 17475.10                    18741.00                    17068.20
                                                        17828.00                    19130.80                    17354.70
                                                        17968.80                    19322.10                    17483.20
                                                        18123.40                    19604.20                    17661.50
                                                        18413.30                    19929.70                    17866.40
                                                        18269.70                    19730.40                    17716.30
                                                        18110.80                    19621.80                    17643.70
                                                        18163.30                    19723.90                    17708.90
                                                        18274.10                    19879.70                    17822.30
                                                        18025.60                    19577.50                    17631.60
                                                        18319.40                    19900.60                    17924.30
                                                        18504.40                    20099.60                    18062.30
6/30/02                                                 18696.80                    20272.40                    18121.90

                       GROWTH OF A $10,000 INVESTMENT                    AVERAGE ANNUAL TOTAL RETURNS
               -----------------------------------------------     ----------------------------------------
                                                        LIPPER                 ONE             FIVE
                                    LEHMAN INT.   SHORT INVST.        ONE     YEAR     FIVE   YEARS     TEN
CLASS AND         WITH   WITHOUT   GOV'T/CREDIT     GRADE DEBT       YEAR    W/OUT    YEARS   W/OUT   YEARS
INCEPTION DATE    LOAD      LOAD         INDEX#   FUNDS AVG.**     W/LOAD     LOAD   W/LOAD    LOAD  W/LOAD
-----------------------------------------------------------------------------------------------------------
CLASS
 A -- 11/24/92 $16,285*  $16,968   $     19,179   $     17,006      2.46%*   6.71%    5.26%*  6.12%     N/A
CLASS
 B -- 10/25/94     N/A   $15,282   $     17,727   $     15,798      0.93%+   5.93%    4.98%+  5.30%     N/A
CLASS
 C -- 4/19/96      N/A   $13,753   $     15,570   $     14,326      4.91%+   5.91%      N/A   5.31%     N/A
CLASS
 Y -- 12/1/91      N/A   $18,697   $     20,272   $     18,122        N/A    6.99%      N/A   6.37%     N/A

                  AVERAGE ANNUAL TOTAL RETURNS
                ---------------------------------
                  TEN
                YEARS      SINCE        SINCE
CLASS AND       W/OUT  INCEPTION    INCEPTION
INCEPTION DATE   LOAD     W/LOAD   W/OUT LOAD
--------------  ---------------------------------
CLASS
 A -- 11/24/92    N/A      5.21%*       5.66%
CLASS
 B -- 10/25/94    N/A        N/A        5.67%
CLASS
 C -- 4/19/96     N/A        N/A        5.28%
CLASS
 Y -- 12/1/91   5.94%        N/A        6.09%

INTERNATIONAL BOND FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                           SALOMON BROS NON-U.S.$     LIPPER INTERNATIONAL INCOME
                                                       CLASS Y                WORLD GOV'T BOND#             FUNDS AVERAGE**
                                                       -------             ----------------------     ---------------------------
10/2/96                                               10000.00                    10000.00                      10000.00
                                                      10150.00                    10169.00                      10194.00
                                                      10300.00                    10285.00                      10361.00
                                                      10243.00                    10212.00                      10351.00
                                                       9860.00                     9797.00                      10091.00
                                                       9800.00                     9683.00                      10049.00
                                                       9679.00                     9622.00                       9963.00
                                                       9517.00                     9426.00                       9876.00
                                                       9779.00                     9773.00                      10090.00
6/30/97                                                9910.00                     9894.00                      10254.00
                                                       9728.55                     9635.77                      10142.20
                                                       9718.82                     9679.13                      10153.40
                                                       9959.85                     9914.33                      10412.30
                                                      10121.20                    10136.40                      10484.10
                                                       9859.06                     9876.92                      10376.20
                                                       9744.69                     9777.16                      10349.20
                                                       9806.08                     9843.65                      10405.10
                                                       9960.04                     9982.44                      10534.10
                                                       9826.57                     9817.73                      10485.60
                                                      10011.30                    10033.70                      10641.90
                                                      10052.40                    10017.70                      10670.60
6/30/98                                               10021.20                     9981.60                      10630.20
                                                      10074.00                     9992.66                      10706.80
                                                      10322.90                    10266.50                      10722.80
                                                      10976.30                    10939.90                      11236.40
                                                      11434.00                    11433.30                      11421.80
                                                      11184.80                    11200.10                      11418.40
                                                      11464.40                    11515.90                      11624.00
                                                      11325.70                    11335.10                      11612.30
                                                      10931.50                    10937.30                      11262.80
                                                      10920.60                    10958.00                      11280.80
                                                      10920.60                    10941.60                      11325.90
                                                      10717.50                    10720.60                      11119.80
6/30/99                                               10445.30                    10465.40                      10915.20
                                                      10765.90                    10832.80                      11090.90
                                                      10798.20                    10902.10                      11044.40
                                                      10928.90                    11104.90                      11154.80
                                                      10961.70                    11092.70                      11135.80
                                                      10829.00                    10940.70                      10996.60
                                                      10842.00                    10929.80                      11018.60
                                                      10436.50                    10600.80                      10749.80
                                                      10290.40                    10435.40                      10722.90
                                                      10661.90                    10802.70                      10958.80
                                                      10200.20                    10330.60                      10615.80
                                                      10323.70                    10436.00                      10710.30
6/30/00                                               10503.90                    10716.80                      10924.50
                                                      10267.40                    10428.50                      10777.00
                                                      10098.60                    10263.80                      10646.60
                                                      10064.80                    10231.90                      10631.70
                                                       9862.14                    10016.00                      10464.80
                                                      10053.50                    10212.40                      10680.40
                                                      10458.80                    10641.30                      11133.20
                                                      10436.30                    10593.40                      11188.90
                                                      10413.80                    10542.50                      11159.80
                                                       9974.72                    10118.70                      10924.30
                                                       9974.72                    10114.70                      10887.20
                                                       9828.36                    10061.10                      10817.50
6/30/01                                                9749.55                     9918.20                      10787.20
                                                      10019.00                    10169.90                      11010.30
                                                      10457.90                    10639.80                      11350.50
                                                      10489.30                    10687.70                      11334.60
                                                      10500.80                    10704.80                      11478.60
                                                      10387.40                    10591.30                      11425.80
                                                      10071.60                    10263.00                      11214.40
                                                       9807.73                     9987.90                      11066.40
                                                       9853.83                    10025.80                      11118.40
                                                       9853.83                    10071.00                      11095.00
                                                      10233.20                    10468.80                      11384.60
                                                      10600.60                    10840.40                      11643.00
6/30/02                                               11209.00                    11478.90                      12071.50

                           GROWTH OF A $10,000 INVESTMENT
               -------------------------------------------------------
                                   SALOMON BROS.
                                       NON-U.S.$                LIPPER
CLASS AND         WITH   WITHOUT     WORLD GOV'T         INTERNATIONAL
INCEPTION DATE    LOAD      LOAD     BOND INDEX#   INCOME FUNDS AVG.**
----------------------------------------------------------------------
CLASS
 A -- 10/17/96 $10,607*  $11,054   $      11,289   $           11,867
CLASS
 B -- 6/9/97   $10,641+  $10,741   $      12,099   $           11,956
CLASS
 C -- 6/3/98       N/A   $10,696   $      11,502   $           12,872
CLASS
 Y -- 10/2/96      N/A   $11,209   $      11,479   $           12,072

                                    AVERAGE ANNUAL TOTAL RETURNS
                    -------------------------------------------------------------
                        ONE      ONE             FIVE                   SINCE
                       YEAR     YEAR     FIVE   YEARS       SINCE   INCEPTION
CLASS AND           AVERAGE    W/OUT    YEARS   W/OUT   INCEPTION       W/OUT
INCEPTION DATE       W/LOAD     LOAD   W/LOAD    LOAD      W/LOAD        LOAD
--------------  -----------------------------------------------------------------
CLASS
 A -- 10/17/96        9.90%*  14.50%    1.37%*  2.20%       1.04%*      1.77%
CLASS
 B -- 6/9/97          8.78%+  13.78%    1.11%+  1.48%       1.24%+      1.42%
CLASS
 C -- 6/3/98         12.69%+  13.69%      N/A     N/A         N/A       1.66%
CLASS
 Y -- 10/2/96           N/A   14.98%      N/A   2.49%         N/A       2.01%

--------------------------------------------------------------------------------
 * Reflects the deduction of the maximum sales charge of 4.00% for Class A
   Shares.
 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.
 # The Lehman Brothers Intermediate Government/Credit Index is a weighted composite of (i) the Lehman Brothers Intermediate Government Bond Index, which is made up of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. government with a maturity between one and ten years, and (ii) the Lehman Brothers Intermediate Credit Index, which is made up of all public, fixed-rate, non-convertible, investment-grade, domestic, corporate debt, excluding collateralized mortgage obligations, with a maturity between one and ten years. Index since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the Intermediate Bond Fund are as of 11/30/92, 10/31/94, 4/30/96, and 11/30/91, respectively. The
   Salomon Brothers Non-U.S.$ World Government Bond Index is a market-weighted index that includes the government bond markets that are freely open to investors (excluding the United States) and have a total market capitalization of at least $20 billion, EUR 15 billion and Y2.5 trillion. Index since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the International Bond Fund are as of 10/31/96, 5/31/97, 5/31/98, and 9/30/96, respectively.
** The Lipper Short Investment Grade Debt Funds Average and the Lipper
   International Income Funds Average represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the Intermediate Bond Fund are as of 11/30/92, 10/31/94, 4/30/96, and 11/30/91, respectively. Lipper since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the International Bond Fund are as of 10/31/96, 5/31/97, 5/31/98, and 9/30/96,
   respectively.

--------------------------------------------------------------------------------

U.S. GOVERNMENT INCOME FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                                                         LIPPER U.S. GOV'T DEBT
                                                         CLASS Y            LEHMAN GOV'T BOND INDEX#         FUNDS AVERAGE**
                                                         -------            ------------------------     ----------------------
7/5/94                                                  10000.00                    10000.00                    10000.00
                                                        10130.00                    10184.00                    10168.00
                                                        10128.00                    10186.00                    10165.00
                                                         9978.00                    10042.40                    10009.00
                                                         9957.00                    10035.40                     9982.00
                                                         9935.00                    10017.30                     9962.00
                                                        10002.00                    10078.40                    10034.00
                                                        10161.00                    10265.90                    10213.00
                                                        10385.00                    10486.60                    10442.00
                                                        10451.00                    10552.70                    10494.00
                                                        10577.00                    10690.90                    10623.00
                                                        10991.00                    11121.80                    11033.00
6/30/95                                                 11075.00                    11207.40                    11103.00
                                                        11035.00                    11165.90                    11048.00
                                                        11167.00                    11296.60                    11185.00
                                                        11276.00                    11405.00                    11301.00
                                                        11430.00                    11578.40                    11462.00
                                                        11607.00                    11759.00                    11636.00
                                                        11751.00                    11926.00                    11807.00
                                                        11795.00                    11998.70                    11860.00
                                                        11578.00                    11753.90                    11582.00
                                                        11507.00                    11656.40                    11475.00
                                                        11444.00                    11581.80                    11385.00
                                                        11426.00                    11562.10                    11344.00
6/30/96                                                 11582.00                    11711.20                    11477.00
                                                        11600.00                    11740.50                    11496.00
                                                        11593.00                    11714.70                    11455.00
                                                        11783.00                    11909.20                    11650.00
                                                        12059.00                    12171.20                    11909.00
                                                        12240.00                    12382.90                    12128.00
                                                        12119.00                    12256.60                    11987.00
                                                        12136.00                    12270.10                    12001.00
                                                        12185.00                    12287.30                    12015.00
                                                        12042.00                    12157.00                    11860.00
                                                        12229.00                    12332.10                    12038.00
                                                        12330.00                    12438.20                    12138.00
6/30/97                                                 12480.00                    12577.50                    12281.00
                                                        12816.80                    12934.70                    12622.40
                                                        12695.10                    12806.60                    12487.40
                                                        12884.20                    12998.70                    12674.70
                                                        13077.50                    13223.60                    12871.10
                                                        13081.40                    13291.00                    12923.90
                                                        13209.60                    13430.60                    13057.00
                                                        13373.40                    13632.00                    13224.10
                                                        13352.00                    13595.20                    13192.40
                                                        13409.40                    13633.30                    13225.40
                                                        13455.00                    13694.70                    13278.30
                                                        13615.10                    13835.70                    13408.40
6/30/98                                                 13724.10                    13993.40                    13529.70
                                                        13710.80                    14014.40                    13543.20
                                                        13993.30                    14378.80                    13830.30
                                                        14245.20                    14767.00                    14147.00
                                                        14088.50                    14716.80                    14035.30
                                                        14139.20                    14721.20                    14066.10
                                                        14198.60                    14753.60                    14102.70
                                                        14263.90                    14839.20                    14173.20
                                                        14064.20                    14486.00                    13854.30
                                                        14195.00                    14542.50                    13916.70
                                                        14210.60                    14576.00                    13950.10
                                                        14108.30                    14447.70                    13806.40
6/30/99                                                 14047.60                    14418.80                    13724.90
                                                        14043.40                    14397.20                    13654.90
                                                        13929.60                    14397.20                    13619.40
                                                        14098.20                    14513.80                    13770.60
                                                        14146.10                    14537.00                    13794.00
                                                        14156.00                    14516.70                    13770.60
                                                        14073.90                    14422.30                    13678.30
                                                        14021.90                    14442.50                    13633.20
                                                        14135.40                    14647.60                    13804.90
                                                        14398.40                    14905.40                    14017.50
                                                        14304.80                    14863.60                    13968.50
                                                        14293.30                    14872.60                    13948.90
6/30/00                                                 14609.90                    15137.30                    14212.60
                                                        14655.90                    15284.10                    14322.00
                                                        14854.80                    15510.30                    14536.90
                                                        15008.90                    15553.80                    14596.50
                                                        15085.60                    15703.10                    14708.90
                                                        15453.30                    16012.40                    14982.40
                                                        15711.60                    16331.10                    15265.60
                                                        15876.90                    16496.00                    15418.30
                                                        16070.90                    16684.10                    15570.90
                                                        16143.40                    16742.50                    15608.30
                                                        16029.70                    16571.70                    15463.10
                                                        16125.40                    16626.40                    15517.20
6/30/01                                                 16221.40                    16702.90                    15565.40
                                                        16609.10                    17103.90                    15929.20
                                                        16758.60                    17316.00                    16107.60
                                                        17021.70                    17617.30                    16342.80
                                                        17329.80                    18071.80                    16726.90
                                                        16993.60                    17667.00                    16375.60
                                                        16930.70                    17513.30                    16218.40
                                                        17035.70                    17627.10                    16348.10
                                                        17291.20                    17789.30                    16513.20
                                                        16993.80                    17403.20                    16181.30
                                                        17393.20                    17817.40                    16532.50
                                                        17534.00                    17924.30                    16630.00
6/30/02                                                 17744.40                    18175.30                    16812.90

                        GROWTH OF A $10,000 INVESTMENT                AVERAGE ANNUAL TOTAL RETURNS
                ----------------------------------------------        ----------------------------
                                         LEHMAN    LIPPER U.S.           ONE          ONE     FIVE
CLASS AND          WITH   WITHOUT    GOVERNMENT     GOV'T DEBT          YEAR         YEAR     YEAR
INCEPTION DATE     LOAD      LOAD   BOND INDEX#   FUNDS AVG.**        W/LOAD   W/OUT LOAD   W/LOAD
--------------------------------------------------------------------------------------------------
CLASS
 A -- 7/28/94   $16,646*  $17,343   $    17,847   $     16,544         4.84%*       9.15%    6.14%*
CLASS
 B -- 9/6/95        N/A   $14,809   $    16,089   $     15,066         3.43%+       8.43%    5.94%+
CLASS
 C -- 8/12/96       N/A   $14,181   $    15,481   $     14,634         7.33%+       8.33%      N/A
CLASS
 Y -- 7/5/94        N/A   $17,745   $    18,175   $     16,813           N/A        9.42%      N/A

                   AVERAGE ANNUAL TOTAL RETURNS
                ---------------------------------------
                      FIVE       SINCE        SINCE
CLASS AND             YEAR   INCEPTION    INCEPTION
INCEPTION DATE  W/OUT LOAD      W/LOAD   W/OUT LOAD
--------------  ---------------------------------------
CLASS
 A -- 7/28/94        7.01%       6.64%*       7.19%
CLASS
 B -- 9/6/95         6.25%         N/A        5.93%
CLASS
 C -- 8/12/96        6.22%         N/A        6.12%
CLASS
 Y -- 7/5/94         7.30%         N/A        7.45%

MICHIGAN TAX-FREE BOND FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                                                                 LIPPER MICHIGAN
                                                      LEHMAN 20-YR.       LEHMAN 15-YR.      LEHMAN BLENDED      MUNI DEBT FUNDS
                                     CLASS Y           MUNI INDEX#         MUNI INDEX#           INDEX#             AVERAGE**
                                     -------          -------------       -------------      --------------      ---------------
1/3/94                              10000.00            10000.00            10000.00            10000.00            10000.00
                                    10048.20            10125.80            10132.00            10127.00            10123.00
                                     9751.78             9824.74             9826.01             9832.30             9856.00
                                     9269.07             9306.80             9359.28             9378.71             9451.00
                                     9344.14             9383.06             9465.04             9474.06             9490.00
                                     9413.29             9494.17             9562.53             9569.12             9575.00
6/30/94                              9350.22             9399.00             9491.76             9499.90             9517.00
                                     9527.88             9615.00             9679.70             9688.32             9687.00
                                     9555.51             9641.00             9710.68             9720.29             9711.00
                                     9394.97             9448.00             9547.54             9557.31             9561.00
                                     9230.56             9199.00             9358.50             9363.61             9364.00
                                     9057.03             8984.00             9158.22             9164.79             9176.00
                                     9230.02             9266.00             9384.43             9391.16             9412.00
                                     9506.92             9628.00             9700.69             9700.13             9698.00
                                     9762.65             9978.00            10020.80            10015.70             9975.00
                                     9861.26            10092.00            10145.10            10140.20            10043.00
                                     9862.24            10090.00            10149.10            10145.00            10040.00
                                    10173.90            10471.00            10501.30            10497.00            10343.00
6/30/95                             10046.70            10310.00            10381.60            10381.50            10201.00
                                    10115.00            10363.00            10481.30            10483.60            10265.00
                                    10248.50            10506.00            10640.60            10632.10            10384.00
                                    10346.90            10589.00            10736.30            10714.70            10447.00
                                    10500.10            10814.00            10892.00            10883.70            10626.00
                                    10688.00            11054.00            11085.90            11077.00            10827.00
                                    10802.40            11209.00            11201.20            11189.60            10948.00
                                    10872.60            11266.00            11304.20            11280.70            11004.00
                                    10741.00            11138.00            11231.90            11198.30            10912.00
                                    10540.20            10960.00            11066.80            11037.40            10739.00
                                    10484.30            10917.00            11018.10            10993.60            10695.00
                                    10463.30            10930.00            11008.20            10984.50            10696.00
6/30/96                             10600.40            11084.00            11133.70            11112.60            10804.00
                                    10716.00            11193.00            11251.70            11223.80            10904.00
                                    10705.30            11176.00            11249.40            11217.00            10904.00
                                    10877.60            11402.00            11395.70            11379.70            11052.00
                                    11003.80            11538.00            11547.20            11523.40            11159.00
                                    11229.40            11779.00            11787.40            11761.20            11349.00
                                    11157.50            11709.00            11722.60            11698.80            11301.00
                                    11153.00            11697.00            11764.80            11724.20            11296.00
                                    11265.70            11822.00            11886.00            11843.00            11395.00
                                    11073.00            11636.00            11718.40            11672.50            11251.00
                                    11176.00            11765.00            11834.40            11783.00            11341.00
                                    11349.20            11977.00            12023.70            11972.30            11498.00
6/30/97                             11476.40            12127.00            12169.20            12114.80            11610.00
                                    11866.50            12534.50            12561.10            12494.00            11936.20
                                    11696.90            12380.30            12419.10            12355.30            11801.40
                                    11850.10            12551.10            12576.80            12516.70            11934.70
                                    11942.50            12642.80            12659.80            12596.80            12005.10
                                    12017.80            12745.20            12743.40            12677.80            12073.60
                                    12247.30            12977.10            12961.30            12893.80            12263.10
                                    12361.20            13122.50            13120.70            13042.50            12367.40
                                    12332.80            13113.30            13116.80            13037.70            12366.10
                                    12330.30            13131.60            13127.30            13044.20            12372.30
                                    12266.20            13064.70            13065.60            12977.70            12300.50
                                    12484.50            13301.10            13298.20            13206.50            12494.90
6/30/98                             12529.50            13361.00            13356.70            13262.00            12538.60
                                    12567.00            13389.10            13382.10            13286.80            12558.70
                                    12783.20            13620.70            13616.30            13518.00            12747.10
                                    12989.00            13812.70            13815.00            13714.40            12900.00
                                    12911.10            13768.50            13797.10            13695.70            12852.30
                                    12964.00            13831.90            13848.10            13747.30            12896.00
                                    12969.20            13862.30            13900.80            13789.00            12901.10
                                    13158.50            14010.60            14113.40            13978.80            13041.80
                                    13054.60            13951.80            13999.10            13879.50            12966.10
                                    13050.70            14000.60            14018.70            13899.90            12968.70
                                    13083.30            14038.40            14067.80            13941.10            12996.00
                                    12942.00            13933.10            13958.00            13837.50            12898.50
6/30/99                             12684.50            13707.40            13722.20            13599.00            12699.90
                                    12731.40            13723.90            13771.60            13651.20            12725.20
                                    12590.10            13502.90            13646.20            13519.70            12575.10
                                    12581.30            13459.70            13643.50            13519.70            12544.90
                                    12429.00            13181.10            13455.20            13332.70            12391.90
                                    12567.00            13377.50            13667.80            13517.50            12497.20
                                    12455.20            13214.30            13553.00            13401.30            12376.00
                                    12395.40            13121.80            13482.50            13328.50            12284.40
                                    12534.20            13372.40            13682.10            13514.20            12439.20
                                    12860.10            13804.30            14051.50            13868.70            12707.90
                                    12766.20            13673.20            13958.80            13771.20            12620.20
                                    12652.60            13565.20            13842.90            13669.70            12538.10
6/30/00                             13046.10            14011.50            14269.30            14083.90            12865.40
                                    13258.70            14252.50            14459.00            14291.90            13042.90
                                    13486.80            14526.20            14702.00            14537.20            13236.00
                                    13368.10            14408.50            14615.20            14447.10            13152.60
                                    13541.90            14607.30            14809.60            14626.70            13286.80
                                    13644.80            14765.10            14928.10            14744.70            13375.80
                                    14031.00            15227.20            15335.60            15148.20            13710.20
                                    14168.40            15304.90            15449.10            15276.50            13814.40
                                    14196.80            15360.00            15498.50            15319.80            13872.40
                                    14308.90            15519.70            15636.50            15461.70            13965.30
                                    14111.50            15293.10            15433.20            15256.10            13800.50
                                    14273.80            15481.30            15596.80            15428.00            13944.10
6/30/01                             14352.30            15611.30            15710.60            15539.60            14047.20
                                    14577.30            15887.30            15955.70            15783.00            14253.50
                                    14796.00            16174.90            16260.50            16068.60            14474.40
                                    14769.40            16047.10            16175.90            15991.50            14423.80
                                    14952.50            16260.50            16386.20            16197.80            14582.40
                                    14741.70            16146.70            16224.00            16037.40            14442.40
                                    14560.30            15965.80            16050.40            15864.20            14302.30
                                    14844.30            16251.60            16337.70            16153.00            14524.00
                                    15035.80            16448.30            16573.00            16372.60            14683.80
                                    14685.40            16132.50            16261.40            16053.40            14403.30
                                    15048.20            16429.30            16606.10            16388.90            14665.50
                                    15133.90            16534.50            16714.10            16485.60            14737.30
6/30/02                             15317.00            16698.20            16916.30            16675.20            14877.30

                                GROWTH OF A $10,000 INVESTMENT                        AVERAGE ANNUAL TOTAL RETURNS
                --------------------------------------------------------------        ----------------------------
                                     LEHMAN    LEHMAN
                                    20-YEAR   15-YEAR    LEHMAN      LIPPER MI           ONE          ONE     FIVE
CLASS AND          WITH   WITHOUT      MUNI      MUNI   BLENDED      MUNI DEBT          YEAR         YEAR     YEAR
INCEPTION DATE     LOAD      LOAD    INDEX#    INDEX#    INDEX#   FUNDS AVG.**        W/LOAD   W/OUT LOAD   W/LOAD
------------------------------------------------------------------------------------------------------------------
CLASS
 A -- 2/15/94   $14,465*  $15,062   $16,763   $16,696   $16,467   $     14,873         2.17%*       6.47%    4.83%*
CLASS
 B -- 7/5/94        N/A   $15,158   $17,660    17,822   $17,554   $     15,690         0.66%+       5.66%    4.61%+
CLASS
 C -- 10/4/96       N/A   $13,170   $14,708    14,845   $14,654   $     13,471         4.67%+       5.67%      N/A
CLASS
 Y -- 1/3/94        N/A   $15,317   $16,698    16,916   $16,675   $     14,877           N/A        6.73%      N/A

                   AVERAGE ANNUAL TOTAL RETURNS
                ---------------------------------------

                      FIVE       SINCE        SINCE
CLASS AND             YEAR   INCEPTION    INCEPTION
INCEPTION DATE  W/OUT LOAD      W/LOAD   W/OUT LOAD
--------------  ---------------------------------------
CLASS
 A -- 2/15/94        5.69%       4.51%*       5.01%
CLASS
 B -- 7/5/94         4.94%         N/A        5.35%
CLASS
 C -- 10/4/96        4.92%         N/A        4.92%
CLASS
 Y -- 1/3/94         5.94%         N/A        5.15%

--------------------------------------------------------------------------------
 * Reflects the deduction of the maximum sales charge of 4.00% for Class A
   Shares.
 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.
 # The Lehman Brothers Government Bond Index is an unmanaged index that is made up of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. government. Index since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the U.S. Government Income Fund are as of 7/31/94, 8/31/95, 7/31/96, and 6/30/94, respectively. The Lehman
   Brothers 20-Year Municipal Bond Index measures the performance of the investment-grade, tax-exempt bond market with maturities ranging from 17-22 years. The Lehman Brothers 15-Year Municipal Bond Index measures the performance of the investment-grade, tax-exempt bond market with maturities ranging from 12-17 years. The Lehman Brothers 10-Year Municipal Bond Index measures the performance of the investment-grade, tax-exempt bond market with maturities ranging from 8-12 years. The Lehman Blended Index is a blended index made up of 1/3 Lehman Brothers 20-Year Municipal Bond Index, 1/3 Lehman Brothers 15-Year Municipal Bond Index and 1/3 Lehman Brothers 10-Year Municipal Bond Index. The Fund has changed its primary index from the Lehman Brothers 20-Year Municipal Bond Index to the Lehman Brothers 15-Year Municipal Bond Index, which better reflects the market in which the Fund invests. Index since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the Michigan Tax-Free Fund are as of 1/31/94, 6/30/94, 9/30/96, and 12/31/93, respectively.
** The Lipper U.S. Government Debt Funds Average and the Lipper Michigan
   Municipal Debt Funds Average represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C, and Class Y of the U.S. Government Income Fund shares are as of 7/31/94, 8/31/95, 7/31/96, and 6/30/94, respectively. Lipper since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the Michigan Tax-Free Fund are 1/31/94, 6/30/94, 9/30/96, and 12/31/93, respectively.

--------------------------------------------------------------------------------

TAX-FREE BOND FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                                LIPPER MUNI BOND
                                                     LEHMAN MUNI 15-     LEHMAN MUNI 20-     LEHMAN BLENDED        DEBT FUNDS
                                     CLASS Y           YR. INDEX#          YR. INDEX#            INDEX#             AVERAGE**
                                     -------         ---------------     ---------------     --------------     ----------------
7/21/94                             10000.00            10000.00            10000.00            10000.00            10000.00
                                    10070.00            10000.00            10000.00            10000.00            10000.00
                                    10110.00            10032.00            10028.00            10033.00            10025.00
                                     9992.00             9863.46             9827.00             9864.78             9860.00
                                     9893.00             9668.17             9568.00             9664.85             9670.00
                                     9717.00             9461.27             9344.00             9459.63             9465.00
                                     9918.00             9694.96             9637.00             9693.29             9698.00
                                    10145.00            10021.70            10014.00            10012.20             9988.00
                                    10408.00            10352.40            10377.00            10337.90            10282.00
                                    10522.00            10480.80            10496.00            10466.50            10377.00
                                    10542.00            10485.00            10494.00            10471.30            10376.00
                                    10852.00            10848.80            10890.00            10834.70            10697.00
6/30/95                             10738.00            10725.10            10723.00            10715.50            10579.00
                                    10824.00            10828.10            10779.00            10820.90            10646.00
                                    10953.00            10992.70            10927.00            10974.20            10762.00
                                    11015.00            11091.60            11013.00            11059.40            10825.00
                                    11162.00            11252.40            11248.00            11233.80            10991.00
                                    11386.00            11452.70            11497.00            11433.40            11205.00
                                    11512.00            11571.80            11658.00            11549.60            11332.00
                                    11577.00            11678.30            11718.00            11643.60            11389.00
                                    11482.00            11603.50            11584.00            11558.60            11299.00
                                    11289.00            11433.00            11399.00            11392.50            11120.00
                                    11204.00            11382.70            11354.00            11347.30            11070.00
                                    11194.00            11372.40            11368.00            11337.80            11077.00
6/30/96                             11317.00            11502.10            11529.00            11470.10            11178.00
                                    11417.00            11624.00            11642.00            11584.80            11278.00
                                    11396.00            11621.70            11623.00            11577.90            11272.00
                                    11529.00            11772.70            11859.00            11745.80            11433.00
                                    11651.00            11929.30            12001.00            11894.10            11558.00
                                    11876.00            12177.50            12251.00            12139.60            11761.00
                                    11786.00            12110.50            12178.00            12075.20            11712.00
                                    11799.00            12154.10            12166.00            12101.40            11713.00
                                    11925.00            12279.30            12296.00            12224.00            11816.00
                                    11699.00            12106.10            12102.00            12048.00            11665.00
                                    11804.00            12226.00            12236.00            12162.00            11759.00
                                    12025.00            12421.60            12457.00            12357.50            11927.00
6/30/97                             12154.00            12571.90            12613.00            12504.50            12063.00
                                    12596.50            12976.70            13036.80            12895.90            12424.90
                                    12389.90            12830.10            12876.40            12752.80            12278.30
                                    12567.10            12993.00            13054.10            12919.40            12429.30
                                    12651.30            13078.80            13149.40            13002.10            12506.40
                                    12722.20            13165.10            13255.90            13085.70            12577.60
                                    12980.40            13390.20            13497.20            13308.60            12777.60
                                    13121.90            13554.90            13648.40            13462.10            12897.70
                                    13073.40            13550.80            13638.80            13457.20            12890.00
                                    13038.10            13561.70            13657.90            13463.90            12892.60
                                    12906.40            13497.90            13588.30            13395.20            12812.60
                                    13187.70            13738.20            13834.20            13631.40            13020.20
6/30/98                             13211.50            13798.60            13896.50            13688.70            13075.50
                                    13228.00            13824.90            13927.90            13714.20            13093.80
                                    13483.30            14066.80            14168.80            13952.80            13296.70
                                    13691.00            14272.20            14368.60            14155.60            13455.00
                                    13629.30            14253.60            14322.60            14136.30            13403.80
                                    13674.30            14306.40            14388.50            14189.50            13445.40
                                    13703.00            14360.70            14420.20            14232.60            13468.20
                                    13910.00            14580.40            14574.50            14428.50            13619.10
                                    13755.50            14462.30            14513.30            14326.10            13531.90
                                    13756.90            14482.60            14564.10            14347.10            13533.30
                                    13780.30            14533.30            14603.40            14389.60            13564.40
                                    13639.80            14419.90            14493.90            14282.70            13457.20
6/30/99                             13354.70            14176.20            14259.10            14036.60            13223.10
                                    13405.40            14227.30            14276.20            14090.30            13242.90
                                    13292.80            14097.80            14046.30            13954.60            13077.40
                                    13286.20            14095.00            14001.40            13954.60            13042.10
                                    13121.40            13900.50            13711.50            13761.60            12842.50
                                    13276.30            14120.10            13915.90            13952.40            12969.70
                                    13178.00            14001.50            13746.10            13832.40            12838.70
                                    13120.00            13928.70            13649.90            13757.30            12734.70
                                    13264.40            14134.80            13910.60            13949.00            12904.10
                                    13599.90            14516.50            14359.90            14314.90            13197.00
                                    13492.50            14420.60            14223.50            14214.20            13105.90
                                    13379.20            14301.00            14111.10            14109.50            13007.60
6/30/00                             13751.00            14741.40            14575.40            14537.00            13341.90
                                    13955.80            14937.50            14826.10            14751.70            13523.40
                                    14177.20            15188.40            15110.80            15004.90            13731.60
                                    14073.30            15098.80            14988.40            14911.90            13645.10
                                    14240.20            15299.60            15195.20            15097.30            13780.20
                                    14334.10            15422.00            15359.30            15219.10            13862.90
                                    14756.40            15843.10            15840.10            15635.60            14217.80
                                    14928.80            15960.30            15920.80            15768.00            14314.40
                                    14947.00            16011.40            15978.20            15812.60            14371.70
                                    15080.40            16153.90            16144.30            15959.20            14492.40
                                    14838.30            15943.90            15908.60            15746.90            14289.50
                                    14992.30            16112.90            16104.30            15924.30            14446.70
6/30/01                             15089.90            16230.50            16239.60            16039.50            14560.80
                                    15301.20            16483.70            16526.40            16290.80            14785.70
                                    15572.00            16798.50            16825.60            16585.70            15048.90
                                    15531.50            16711.20            16692.60            16506.10            14936.00
                                    15721.00            16928.40            16914.70            16719.00            15097.30
                                    15505.60            16760.80            16796.20            16553.50            14935.80
                                    15305.60            16581.50            16608.10            16374.70            14774.50
                                    15599.40            16878.30            16905.40            16672.70            15002.00
                                    15813.20            17121.30            17110.00            16899.50            15186.50
                                    15441.60            16799.50            16781.50            16569.90            14890.40
                                    15815.20            17155.60            17090.20            16916.20            15158.40
                                    15903.80            17267.10            17199.60            17016.00            15244.80
6/30/02                             16093.10            17476.10            17369.90            17211.70            15397.20

                              GROWTH OF A $10,000 INVESTMENT
               -------------------------------------------------------------
                                    LEHMAN    LEHMAN                  LIPPER
                                      MUNI      MUNI    LEHMAN          MUNI
CLASS AND         WITH   WITHOUT   20-YEAR   15-YEAR   BLENDED    DEBT FUNDS
INCEPTION DATE    LOAD      LOAD    INDEX#    INDEX#    INDEX#        AVG.**
--------------------------------------------------------------------------------
CLASS
 A -- 10/9/95  $13,724*  $14,298   $15,879   $15,756   $15,563   $    14,219
CLASS
 B -- 12/6/94      N/A   $15,136   $18,591   $18,471   $18,196   $    16,268
CLASS
 C -- 7/7/97       N/A   $12,484   $13,322   $13,901   $13,765   $    12,764
CLASS
 Y -- 7/21/94      N/A   $16,093   $17,370   $17,476   $17,212   $    15,397

                                AVERAGE ANNUAL TOTAL RETURNS
                ------------------------------------------------------------
                           ONE             FIVE                    SINCE
                   ONE    YEAR     FIVE    YEAR       SINCE    INCEPTION
CLASS AND         YEAR   W/OUT     YEAR   W/OUT   INCEPTION        W/OUT
INCEPTION DATE  W/LOAD    LOAD   W/LOAD    LOAD      W/LOAD         LOAD
--------------  ------------------------------------------------------------
CLASS
 A -- 10/9/95   2.21%*   6.48%   4.69%*   5.56%       4.82%*       5.46%
CLASS
 B -- 12/6/94   0.62%+   5.62%   4.37%+   4.70%         N/A        5.63%
CLASS
 C -- 7/7/97    4.60%+   5.60%     N/A      N/A         N/A        4.55%
CLASS
 Y -- 7/21/94     N/A    6.64%     N/A    5.78%         N/A        6.17%

TAX-FREE SHORT-INTERMEDIATE BOND FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                            LEHMAN MUTUAL FUND INT.-
                                                                             SHORT MUNI/5-YEAR G.O.      LIPPER SHORT-INT. MUNI
                                                         CLASS Y                     INDEX#               DEBT FUNDS AVERAGE**
                                                         -------            ------------------------     ----------------------
12/17/92                                                10000.00                    10000.00                    10000.00
                                                        10038.00                    10000.00                    10000.00
                                                        10115.00                    10108.00                    10115.00
                                                        10368.00                    10371.80                    10421.00
                                                        10266.00                    10254.60                    10306.00
                                                        10311.00                    10320.30                    10391.00
                                                        10334.00                    10356.40                    10431.00
6/30/93                                                 10447.00                    10496.20                    10579.00
                                                        10451.00                    10503.50                    10578.00
                                                        10581.00                    10664.20                    10768.00
                                                        10647.00                    10758.10                    10890.00
                                                        10661.00                    10782.80                    10911.00
                                                        10624.00                    10717.10                    10842.00
                                                        10747.00                    10889.60                    11026.00
                                                        10840.00                    10996.30                    11138.00
                                                        10642.00                    10792.80                    10903.00
                                                        10402.00                    10538.10                    10599.00
                                                        10488.00                    10615.10                    10654.00
                                                        10548.00                    10672.40                    10737.00
6/30/94                                                 10505.00                    10658.60                    10701.00
                                                        10609.00                    10790.70                    10838.00
                                                        10657.00                    10839.20                    10882.00
                                                        10572.00                    10756.90                    10771.00
                                                        10476.00                    10671.90                    10650.00
                                                        10339.00                    10559.90                    10494.00
                                                        10494.00                    10684.40                    10661.00
                                                        10664.00                    10849.00                    10874.00
                                                        10891.00                    11052.90                    11112.00
                                                        10985.00                    11166.80                    11210.00
                                                        11013.00                    11199.20                    11232.00
                                                        11268.00                    11454.50                    11498.00
6/30/95                                                 11265.00                    11452.20                    11450.00
                                                        11382.00                    11592.00                    11562.00
                                                        11478.00                    11712.50                    11676.00
                                                        11482.00                    11754.70                    11729.00
                                                        11553.00                    11841.60                    11847.00
                                                        11660.00                    11955.30                    11983.00
                                                        11723.00                    12015.10                    12061.00
                                                        11830.00                    12125.60                    12160.00
                                                        11781.00                    12097.80                    12122.00
                                                        11676.00                    12009.40                    11991.00
                                                        11661.00                    11999.80                    11970.00
                                                        11645.00                    11991.50                    11969.00
6/30/96                                                 11709.00                    12075.40                    12042.00
                                                        11795.00                    12164.80                    12151.00
                                                        11791.00                    12174.50                    12152.00
                                                        11879.00                    12273.10                    12259.00
                                                        11967.00                    12387.20                    12377.00
                                                        12124.00                    12559.40                    12562.00
                                                        12094.00                    12535.50                    12526.00
                                                        12125.00                    12584.40                    12555.00
                                                        12215.00                    12673.80                    12647.00
                                                        12058.00                    12801.80                    12515.00
                                                        12101.00                    12865.80                    12582.00
                                                        12251.00                    13009.90                    12735.00
6/30/97                                                 12341.00                    13114.00                    12850.00
                                                        12573.50                    13356.60                    13130.10
                                                        12496.80                    13288.50                    13022.50
                                                        12599.30                    13410.70                    13156.60
                                                        12653.50                    13480.40                    13217.10
                                                        12683.80                    13524.90                    13266.00
                                                        12804.30                    13657.50                    13431.80
                                                        12919.60                    13776.30                    13544.70
                                                        12924.70                    13797.00                    13550.10
                                                        12918.30                    13806.60                    13551.40
                                                        12860.10                    13755.50                    13479.60
                                                        13000.30                    13922.00                    13669.70
6/30/98                                                 13043.20                    13967.90                    13709.90
                                                        13078.40                    14012.60                    13755.20
                                                        13231.40                    14189.20                    13881.70
                                                        13361.10                    14331.10                    14130.20
                                                        13382.50                    14374.10                    14110.40
                                                        13410.60                    14408.50                    14134.40
                                                        13434.70                    14447.50                    14189.50
                                                        13582.50                    14610.70                    14260.50
                                                        13543.10                    14578.60                    14116.40
                                                        13541.80                    14584.40                    14225.10
                                                        13572.90                    14625.20                    14267.80
                                                        13509.10                    14578.40                    14180.80
6/30/99                                                 13356.50                    14425.30                    14179.40
                                                        13429.90                    14509.00                    14241.80
                                                        13420.50                    14503.30                    14223.20
                                                        13455.40                    14555.40                    14257.40
                                                        13436.60                    14524.90                    14227.40
                                                        13491.70                    14610.50                    14295.70
                                                        13455.30                    14572.60                    14267.10
                                                        13449.90                    14565.30                    14244.30
                                                        13478.10                    14622.10                    14295.60
                                                        13584.60                    14764.00                    14408.50
                                                        13557.40                    14740.30                    14386.90
                                                        13538.40                    14728.50                    14365.30
6/30/00                                                 13746.90                    14983.30                    14565.00
                                                        13874.70                    15136.20                    14688.80
                                                        14003.70                    15292.00                    14809.20
                                                        13982.40                    15270.60                    14798.90
                                                        14056.60                    15379.10                    14881.80
                                                        14102.40                    15446.70                    14930.90
                                                        14342.60                    15684.60                    15139.90
                                                        14562.40                    15924.60                    15323.10
                                                        14591.00                    15961.20                    15364.50
                                                        14702.80                    16079.30                    15462.80
                                                        14634.70                    15994.10                    15397.80
                                                        14750.80                    16152.40                    15524.10
6/30/01                                                 14815.30                    16230.00                    15595.50
                                                        14933.90                    16411.80                    15719.20
                                                        15113.10                    16631.70                    15885.80
                                                        15185.60                    16673.30                    15928.70
                                                        15293.40                    16796.70                    16022.70
                                                        15169.60                    16672.40                    15921.80
                                                        15089.20                    16585.70                    15867.60
                                                        15311.00                    16851.00                    16050.10
                                                        15456.40                    17038.10                    16181.70
                                                        15167.40                    16695.60                    15932.50
                                                        15451.00                    17069.60                    16197.00
                                                        15532.90                    17182.30                    16271.50
6/30/02                                                 15683.60                    17369.50                    16413.10

                       GROWTH OF A $10,000 INVESTMENT                                 AVERAGE ANNUAL TOTAL RETURNS
               -----------------------------------------------        ------------------------------------------------------------
                                         LEHMAN         LIPPER                    ONE             FIVE                   SINCE
                                    MUTUAL FUND   INTERMEDIATE            ONE    YEAR     FIVE   YEARS       SINCE   INCEPTION
CLASS AND         WITH   WITHOUT   INTERMEDIATE      MUNI DEBT           YEAR   W/OUT    YEARS   W/OUT   INCEPTION       W/OUT
INCEPTION DATE    LOAD      LOAD   SHORT INDEX#   FUNDS AVG.**         W/LOAD    LOAD   W/LOAD    LOAD      W/LOAD        LOAD
----------------------------------------------------------------------------------------------------------------------------------
CLASS
 A -- 11/30/92 $14,771*  $15,383   $     17,492   $     16,413          1.40%*  5.60%    3.84%*  4.68%       4.16%*      4.60%
CLASS
  B -- 5/16/96     N/A   $12,680   $     14,384   $     13,629        (0.09)%+  4.91%    3.57%+  3.91%         N/A       3.95%
CLASS
  C -- 7/8/98      N/A   $11,617   $     12,434   $     11,970          3.88%+  4.88%      N/A     N/A         N/A       3.84%
CLASS
 Y -- 12/17/92     N/A   $15,684   $     17,370   $     16,413            N/A   5.86%      N/A   4.94%         N/A       4.83%

--------------------------------------------------------------------------------
 * Reflects the deduction of the maximum sales charge of 4.00% for Class A
   Shares.

 + Based upon the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The Lehman Brothers 20-Year Municipal Bond Index measures the performance of the investment-grade, tax-exempt bond market with maturities ranging from 17-22 years. The Lehman Brothers 15-Year Municipal Bond Index measures the performance of the investment-grade, tax-exempt bond market with maturities ranging from 12-17 years. The Lehman Brothers 10-Year Municipal Bond Index measures the performance of the investment-grade, tax-exempt bond market with maturities ranging from 8-12 years. The Lehman Blended Index is a blended index made up of 1/3 Lehman Brothers 20-Year Municipal Bond Index, 1/3 Lehman Brothers 15-Year Municipal Bond Index and 1/3 Lehman Brothers 10-Year Municipal Bond Index. The Fund has changed its primary index from the Lehman Brothers 20-Year Municipal Bond Index to the Lehman Brothers 15-Year Municipal Bond Index, which better reflects the market in which the Fund invests. Index since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the Tax-Free Bond Fund are as of 9/30/95, 11/30/94, 6/30/97, and 7/31/94, respectively. The Lehman Brothers Mutual Fund Intermediate Short Municipal Index is an unmanaged index that covers multiple sectors of the municipal bond universe with maturities between one and ten years. Prior to July 31, 1993, the Fund is compared to the Lehman Brothers 5-Year General Obligation Index, a performance benchmark for the short-term, investment-grade, tax-exempt bond market. Index since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the Tax-Free Short-Intermediate Bond Fund are as of 11/30/92, 5/31/96, 6/30/98, and 12/31/92, respectively.

** The Lipper Municipal Debt Funds Average and the Lipper Short-Intermediate
   Municipal Debt Funds Average represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the Tax-Free Bond Fund are 9/30/95, 11/30/94, 6/30/97, and 7/31/94, respectively. Lipper since inception comparative returns for Class A, Class B, Class C, and Class Y shares of the Tax-Free Short-Intermediate Bond Fund are as of 11/30/92, 5/31/96, 6/30/98, and 12/31/92, respectively.

                      [This Page Intentionally Left Blank]

Munder Bond Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
ASSET-BACKED SECURITIES -- 4.8%
    CREDIT CARD -- 2.5%
$3,000,000    Standard Credit Card Master
                Trust, Series 1994-2, Class A,
                7.250% due 04/07/2008            $  3,302,274
                                                 ------------
    UTILITIES -- 2.3%
 3,000,000    Detroit Edison Securitization
                Funding LLC, Series 2001-1
                Class A3,
                5.875% due 03/01/2010               3,165,045
                                                 ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $6,146,801)                                 6,467,319
                                                 ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.0%
  (Cost $2,613,932)
 2,500,000    Chase Commercial Mortgage
                Securities Corporation, Series
                1998-2, Class A2,
                6.390% due 11/18/2030               2,657,013
                                                 ------------
CORPORATE BONDS AND NOTES -- 53.5%
    CONSUMER DISCRETIONARY -- 7.0%
 1,525,000    Cox Communications, Inc.,
                6.400% due 08/01/2008               1,388,269
 1,620,000    Gannett Company, Inc.,
                6.375% due 04/01/2012               1,678,589
 2,500,000    Kohl's Corporation,
                6.300% due 03/01/2011               2,578,772
 2,000,000    Lowe's Cos., Inc.,
                7.500% due 12/15/2005               2,179,220
 1,560,000    Target Corporation,
                5.375% due 06/15/2009               1,559,223
                                                 ------------
                                                    9,384,073
                                                 ------------
    CONSUMER STAPLES -- 4.5%
 1,895,000    Anheuser-Busch Companies,
                9.000% due 12/01/2009               2,320,386
 3,115,000    Coca-Cola Enterprises,
                8.500% due 02/01/2022               3,752,164
                                                 ------------
                                                    6,072,550
                                                 ------------
    ENERGY -- 1.2%
 1,550,000    Devon Financing Corporation,
                6.875% due 09/30/2011               1,614,226
                                                 ------------
    FINANCIALS -- 22.8%
 1,085,000    Axa,
                8.600% due 12/15/2030               1,242,902
 2,500,000    Block Financial Corporation,
                8.500% due 04/15/2007               2,806,457
 1,340,000    CIT Group, Inc.,
                6.500% due 02/07/2006               1,299,235
 2,500,000    Citigroup, Inc.,
                5.750% due 05/10/2006               2,600,852
 1,500,000    Credit Suisse First Boston USA,
                Inc.,
                6.125% due 11/15/2011               1,471,755

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
    FINANCIALS (CONTINUED)
$1,500,000    EOP Operating LP,
                7.875% due 07/15/2031            $  1,524,075
 1,500,000    Ford Motor Company,
                7.450% due 07/16/2031               1,396,271
 2,000,000    General Motors Acceptance
                Corporation,
                7.250% due 03/02/2011               2,041,978
 1,690,000    Heller Financial, Inc.,
                6.375% due 03/15/2006               1,803,505
 2,000,000    Household Finance Corporation,
                5.750% due 01/30/2007               1,991,160
 2,000,000    Jackson National Life Insurance
                Company 144A,
                5.250% due 03/15/2007+              2,038,168
 1,170,000    Landesbank Baden-Wurttemberg,
                MTN,
                6.350% due 04/01/2012               1,214,249
   915,000    Morgan Stanley Dean Witter & Co.,
                6.600% due 04/01/2012                 932,465
 1,000,000    Morgan Stanley Group, Inc.,
                7.250% due 04/01/2032               1,019,223
 3,000,000    Nationwide Financial Funding LLC,
                6.250% due 11/15/2011               3,055,722
 2,500,000    PHH Corporation, MTN,
                8.125% due 02/03/2003               2,534,438
 1,500,000    U.S. Bank of North America/
                Minnesota,
                6.375% due 08/01/2011               1,555,410
                                                 ------------
                                                   30,527,865
                                                 ------------
    HEALTHCARE -- 2.5%
 3,000,000    Eli Lilly and Company,
                8.375% due 02/07/2005               3,326,562
                                                 ------------
    INDUSTRIAL -- 5.9%
 1,430,000    Caterpillar Financial Services
                Corporation,
                4.875% due 06/15/2007               1,427,827
 1,400,000    Convergys Corporation, MTN,
                2.765% due 09/09/2002               1,399,532
 1,500,000    Dover Corporation,
                6.450% due 11/15/2005               1,587,600
 1,300,000    Norfolk Southern Corporation,
                6.000% due 04/30/2008               1,344,669
 2,446,562    United Air Lines, Inc.,
                8.030% due 07/01/2011               2,135,726
                                                 ------------
                                                    7,895,354
                                                 ------------
    INFORMATION TECHNOLOGY -- 1.3%
 1,700,000    Motorola, Inc.,
                6.450% due 02/01/2003               1,691,612
                                                 ------------

                       See Notes to Financial Statements.

Munder Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    TELECOMMUNICATIONS SERVICES -- 2.4%
$4,000,000    AT&T Canada, Inc.,
                7.625% due 03/15/2005            $    480,000
 2,770,000    Verizon New England, Inc.,
                6.500% due 09/15/2011               2,708,872
                                                 ------------
                                                    3,188,872
                                                 ------------
    UTILITIES -- 5.9%
 1,035,000    Constellation Energy Group, Inc.,
                7.600% due 04/01/2032               1,065,253
 1,400,000    El Paso Energy Corporation,
                7.375% due 12/15/2012               1,355,016
 1,500,000    National Rural Utilities
                Cooperative Finance
                Corporation,
                6.000% due 05/15/2006               1,541,097
 3,890,000    TECO Energy, Inc.,
                7.000% due 10/01/2015               3,927,601
                                                 ------------
                                                    7,888,967
                                                 ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $72,814,301)                               71,590,081
                                                 ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.3%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 3.6%
              FHLMC:
   500,000      3.500% due 09/15/2003                 507,205
   500,000      5.250% due 02/15/2004                 520,331
   760,000      5.500% due 07/15/2006                 797,155
 2,500,000      6.250% due 03/05/2012               2,557,002
   340,000      6.875% due 09/15/2010                 377,794
                                                 ------------
                                                    4,759,487
                                                 ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 2.0%
              FNMA:
 2,200,000      4.375% due 10/15/2006               2,212,054
   500,000      6.125% due 03/15/2012                 529,114
                                                 ------------
                                                    2,741,168
                                                 ------------
    GOVERNMENT AGENCY DEBENTURES -- 3.7%
 4,600,000    Tennessee Valley Authority,
                6.375% due 06/15/2005               4,942,659
                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $11,878,248)                               12,443,314
                                                 ------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 18.9%
    COLLATERALIZED MORTGAGE OBLIGATIONS
      (CMO) -- 8.8%
              Federal Home Loan Mortgage
                Corporation:
$5,000,000      Series 2132, Class PD,
                6.000% due 11/15/2027            $  5,114,928
   435,566      Series 1541, Class F,
                6.250% due 05/15/2019                 436,352
 1,925,000      Series 1702-A, Class PD,
                6.500% due 04/15/2022               2,033,756
              Federal National Mortgage
                Association:
 3,400,000      Series 2002-T3, Class B,
                5.763% due 12/25/2011               3,480,249
   723,153      Remic Trust 1997 G1 Class K,
                6.750% due 02/18/2004                 744,595
                                                 ------------
                                                   11,809,880
                                                 ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 3.1%
              FHLMC:
   412,936      Pool #E62394, Gold,
                7.500% due 09/01/2010                 433,989
 3,499,601      Pool #C30261,
                7.500% due 08/01/2029               3,678,348
                                                 ------------
                                                    4,112,337
                                                 ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 6.4%
              FNMA:
   947,598      Pool #100081,
                11.500% due 08/01/2016              1,099,284
 3,919,301      Pool #455598,
                5.500% due 12/01/2028               3,836,138
 2,700,000      Pool #385278,
                6.110% due 07/01/2012               2,802,094
   684,574      Pool #303105,
                11.000% due 11/01/2020                780,745
                                                 ------------
                                                    8,518,261
                                                 ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 0.6%
   824,077    GNMA, Pool #780584,
                7.000% due 06/15/2027                 858,908
                                                 ------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
  (Cost $24,383,828)                               25,299,386
                                                 ------------
U.S. TREASURY OBLIGATIONS -- 7.3%
    U.S. TREASURY BONDS -- 3.3%
 1,695,000    7.500% due 11/15/2016                 2,039,838
 1,840,000    8.000% due 11/15/2021                 2,353,474
                                                 ------------
                                                    4,393,312
                                                 ------------

                       See Notes to Financial Statements.

Munder Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (CONTINUED)
    U.S. TREASURY NOTES -- 4.0%
$1,543,845    3.500% due 01/15/2011, TIPS        $  1,597,639
 1,000,000    5.375% due 02/15/2031                   979,210
 1,380,000    5.500% due 02/28/2003                 1,413,203
 1,225,000    7.875% due 11/15/2004                 1,357,570
                                                 ------------
                                                    5,347,622
                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $9,626,875)                                 9,740,934
                                                 ------------
REPURCHASE AGREEMENT -- 3.0%
  (Cost $4,047,000)
$4,047,000    Agreement with State Street Bank
                & Trust Company,
                1.850% dated 06/28/2002, to be
                repurchased at $4,047,624 on
                07/01/2002, collateralized by
                $4,185,000 U.S. Treasury Note,
                3.500% maturing 11/15/2006
                (value $4,132,688)                  4,047,000
                                                 ------------

                                                      VALUE
-----------------------------------------------------------
OTHER INVESTMENTS**
  (Cost $14,389,961)                 10.7%     $ 14,389,961
                                    -----      ------------
TOTAL INVESTMENTS
  (Cost $145,900,946*)              109.5%      146,635,008
OTHER ASSETS AND LIABILITIES (Net)   (9.5)      (12,754,831)
                                    -----      ------------
NET ASSETS                          100.0%     $133,880,177
                                    =====      ============

------------
 * Aggregate cost for Federal tax purposes is $147,507,637.
** As of June 30, 2002, the market value of the securities on loan is $14,087,586. Collateral received for securities loaned of $14,389,961 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:
TIPS -- Treasury Inflation-Protection Security
MTN -- Medium Term Note

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
ASSET-BACKED SECURITIES -- 11.1%
    AUTO LOAN -- 3.1%
$ 5,240,000    Ford Credit Auto Owner Trust,
                 Series 2000-G Class A5, 6.660%
                 due 01/15/2005                  $  5,493,773
  6,300,000    National City Auto Receivables
                 Trust, Series 2002-A, Class
                 A3, 4.040% due 07/15/2006          6,406,654
                                                 ------------
                                                   11,900,427
                                                 ------------
    CREDIT CARD -- 2.4%
  4,145,000    Citibank Credit Card Issuance
                 Trust, Series 2001-A8 Class
                 A8, 4.100% due 12/07/2006          4,197,847
  5,000,000    MBNA Credit Card Master Note
                 Trust, 2001-C3 Class C3,
                 6.550% due 12/15/2008              5,233,281
                                                 ------------
                                                    9,431,128
                                                 ------------
    EQUIPMENT LEASE -- 1.3%
  5,000,000    CIT Equipment Collateral, Series
                 2001-A Class A3, 4.320% due
                 05/20/2005                         5,092,868
                                                 ------------
    HOME EQUITY LOANS -- 1.0%
  3,670,840    Contimortgage Home Equity Loan,
                 1997 2 Pass thru Certificate
                 Class A9, 7.090% due
                 04/15/2028                         3,793,650
                                                 ------------
    HOTEL MORTGAGE LOANS -- 0.9%
  3,209,203    Marriott Vacation Club Owner
                 Trust, Series 2000-1A Class B,
                 7.050% due 04/15/2007              3,278,031
                                                 ------------
    STUDENT LOANS -- 1.0%
  3,950,000    SallieMae Student Loan Trust,
                 Class A2, 2.282% due
                 01/25/2010+                        3,965,181
                                                 ------------
    UTILITIES -- 1.4%
  5,100,000    Public Service New Hampshire
                 Funding LLC, Series 2001-1
                 Class A2, 5.730% due
                 11/01/2010                         5,346,601
                                                 ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $41,885,584)                               42,807,886
                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 0.6%
  (Cost $2,114,413)
  2,000,000    First Union-Lehman Brothers-Bank
                 of America, Series 1998-C2
                 Class A2,
                 6.560% due 11/18/2035              2,142,238
                                                 ------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 45.5%
    CONSUMER DISCRETIONARY -- 2.9%
$ 1,685,000    AOL Time Warner, Inc., 6.875%
                 due 05/01/2012                  $  1,553,989
  5,000,000    DaimlerChrysler NA Holding
                 Corporation, MTN, 6.840% due
                 10/15/2002                         5,056,840
  4,100,000    Times Mirror Co., 6.610% due
                 09/15/2027                         4,354,930
                                                 ------------
                                                   10,965,759
                                                 ------------
    CONSUMER STAPLES -- 2.0%
  4,178,000    Anheuser-Busch Companies, 9.000%
                 due 12/01/2009                     5,115,869
  2,470,000    Unilever Capital Corporation,
                 6.875% due 11/01/2005              2,675,415
                                                 ------------
                                                    7,791,284
                                                 ------------
    ENERGY -- 1.4%
  2,089,733    Chevron Corporation, Trust Fund,
                 8.110% due 12/01/2004              2,230,707
  3,100,000    Devon Financing Corporation ULC,
                 6.875% due 09/30/2011              3,228,451
                                                 ------------
                                                    5,459,158
                                                 ------------
    FINANCIALS -- 26.3%
  5,000,000    American Express Bank, Ltd.,
                 5.000% due 02/10/2004***           5,180,595
 10,000,000    American General Finance
                 Corporation, MTN, 5.910% due
                 06/12/2006                        10,435,500
  2,570,000    Associates Corporation of North
                 America, MTN,
                 8.250% due 10/15/2004              2,819,982
  5,000,000    Citigroup, Inc., 5.750% due
                 05/10/2006                         5,201,705
  5,000,000    Countrywide Home Loans, Inc.,
                 MTN,
                 5.625% due 05/15/2007              5,099,950
  5,000,000    Deutsche Bank Financial,
                 6.700% due 12/13/2006              5,382,205
  5,000,000    EOP Operating LP,
                 7.000% due 07/15/2011              5,252,680
  4,200,000    Ford Motor Credit Company,
                 6.875% due 02/01/2006              4,296,877
  2,400,000    Ford Motor Credit Corporation,
                 6.500% due 02/15/2006              2,425,695
  6,500,000    General Electric Capital
                 Corporation, MTN,
                 7.375% due 01/19/2010              7,162,220
               General Motors Acceptance
                 Corporation:
  2,900,000      6.625% due 10/15/2005              3,009,930
  2,000,000      7.250% due 03/02/2011              2,041,978
  5,000,000    Household Finance Corporation,
                 5.750% due 01/30/2007              4,977,900

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    FINANCIALS (CONTINUED)
$ 3,000,000    Jackson National Life Insurance
                 Company, 144A, 5.250% due
                 03/15/2007++                    $  3,057,252
  3,000,000    MBNA America Bank NA, 6.625% due
                 06/15/2012                         2,965,800
  6,000,000    PHH Corporation, MTN, 8.125% due
                 02/03/2003                         6,082,650
  5,000,000    SunAmerica Institutional, MTN,
                 5.750% due 02/16/2009***           5,110,000
  3,360,000    Swiss Bank Corporation, 7.250%
                 due 09/01/2006                     3,705,223
  5,000,000    Transamerica Finance
                 Corporation, MTN,
                 6.370% due 05/14/2004              5,237,330
  7,000,000    UBS Preferred Funding Trust II,
                 7.247% due 06/29/2049              7,422,282
  2,115,000    USA Education Inc., MTN, 5.625%
                 due 04/10/2007                     2,184,543
  2,510,000    Westdeutsche Landesbank, 6.050%
                 due 01/15/2009                     2,587,057
                                                 ------------
                                                  101,639,354
                                                 ------------
    INDUSTRIALS -- 2.7%
  5,000,000    Caterpillar Financial Services
                 Corporation, 4.875% due
                 06/15/2007                         4,992,400
  2,900,000    Norfolk Southern Corporation,
                 6.000% due 04/30/2008              2,999,647
  2,500,000    Union Pacific Corporation,
                 6.125% due 01/15/2012              2,516,900
                                                 ------------
                                                   10,508,947
                                                 ------------
    INFORMATION TECHNOLOGY -- 1.3%
  5,000,000    Hewlett-Packard Company, 5.500%
                 due 07/01/2007                     4,971,495
                                                 ------------
    TELECOMMUNICATION SERVICES -- 1.6%
  4,500,000    AT&T Canada, Inc., 7.625% due
                 03/15/2005                           540,000
  5,330,000    SBC Communications, Inc., 6.250%
                 due 03/15/2011                     5,456,769
                                                 ------------
                                                    5,996,769
                                                 ------------
    UTILITIES -- 7.3%
  5,000,000    National Fuel Gas Company, MTN,
                 7.300% due 02/18/2003              5,142,550
  5,925,000    National Rural Utilities, MTN,
                 5.540% due 12/15/2005              6,052,376

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
    UTILITIES (CONTINUED)
$10,000,000    TECO Energy, Inc., 7.000% due
                 10/01/2015                      $ 10,096,660
  8,000,000    Tiers Fixed Rate Certificates,
                 Series 2001-14, 144A, 7.200%
                 due 06/15/2004++                   6,990,856
                                                 ------------
                                                   28,282,442
                                                 ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $175,138,212)                             175,615,208
                                                 ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.6%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 2.4%
               FHLMC:
  1,000,000    5.500% due 07/15/2006                1,048,888
  7,645,000    6.875% due 09/15/2010                8,494,803
                                                 ------------
                                                    9,543,691
                                                 ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 5.2%
               FNMA:
  9,970,000    7.000% due 07/15/2005               10,903,182
  3,615,000    5.250% due 01/15/2009                3,692,361
  5,000,000    6.625% due 11/15/2010                5,441,600
                                                 ------------
                                                   20,037,143
                                                 ------------
    GOVERNMENT AGENCY DEBENTURES -- 7.0%
 17,000,000    AID-Israel,
                 0.010% due 02/15/2004             16,211,285
 10,000,000    Tennessee Valley Authority,
                 6.375% due 06/15/2005             10,744,910
                                                 ------------
                                                   26,956,195
                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $54,386,863)                               56,537,029
                                                 ------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 12.0%
    COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.5%
               FHLMC:
  7,850,000    Series 1650 Class J, 6.500% due
               06/15/2023                           8,302,367
  5,000,000    Series 1669 Class G, 6.500% due
               02/15/2023                           5,281,990
                                                 ------------
                                                   13,584,357
                                                 ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 1.1%
               FHLMC:
  1,211,964    Pool #A00813, 9.000% due
               10/01/2020                           1,322,994
  1,001,447    Pool #D88313, 8.000% due
               03/01/2028                           1,064,979

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) (CONTINUED)
$   209,774    Pool #E61740, 9.000% due
                 04/01/2010                      $    221,228
  1,463,533    Pool #F70013, Gold, 7.000% due
                 12/01/2011                         1,544,985
                                                 ------------
                                                    4,154,186
                                                 ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 5.3%
               FNMA:
    927,942    Pool #070225,
                 7.500% due 08/01/2018                984,502
  3,680,685    Pool #250550,
                 6.500% due 05/01/2026              3,777,964
  5,892,271    Pool #251518,
                 6.000% due 02/01/2013              6,062,204
  6,471,773    Pool #251760,
                 6.000% due 06/01/2013              6,649,747
  2,793,242    Pool #490365,
                 5.819% due 12/01/2028              2,895,281
                                                 ------------
                                                   20,369,698
                                                 ------------
    GOVERNMENT NATIONAL MORTGAGE
      ASSOCIATION (GNMA) -- 2.1%
               GNMA:
    805,962    Pool #780077,
                 8.000% due 03/15/2025                867,666
  7,272,682    Pool #781008,
                 6.000% due 03/15/2029              7,315,313
                                                 ------------
                                                    8,182,979
                                                 ------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
  (Cost $44,263,341)                               46,291,220
                                                 ------------
U.S. TREASURY OBLIGATIONS -- 8.7%
    U.S. TREASURY BOND -- 4.4%
 13,950,000    7.500% due 11/15/2016               16,788,044
                                                 ------------
    U.S. TREASURY NOTES -- 4.3%
  3,300,000    3.500% due 11/15/2006                3,241,220
  3,850,000    3.625% due 03/31/2004                3,909,521
  2,000,000    4.625% due 05/15/2006                2,060,000
    475,000    5.000% due 02/15/2011                  483,040
  5,900,000    5.000% due 08/15/2011                5,981,892
  1,000,000    7.875% due 11/15/2004                1,108,221
                                                 ------------
                                                   16,783,894
                                                 ------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $33,047,504)                              $33,571,938
                                                 ------------
REPURCHASE AGREEMENT -- 7.1%
  (Cost $27,364,000)
$27,364,000    Agreement with State Street Bank
                 and Trust Company
                 1.850% dated 06/28/2002 to be
                 repurchased at $27,368,219, on
                 07/01/2002, collateralized by
                 $28,110,000 U.S. Treasury
                 Bill,
                 1.726% maturing 11/21/02
                 (value $27,913,230)               27,364,000
                                                 ------------

OTHER INVESTMENTS**
  (Cost $51,024,015)                 13.2%       51,024,015
                                    -----      ------------
TOTAL INVESTMENTS
  (Cost $429,223,932*)              112.8%      435,353,534
OTHER ASSETS AND LIABILITIES (NET)  (12.8)      (49,255,282)
                                    -----      ------------
NET ASSETS                          100.0%     $386,098,252
                                    =====      ============

------------
  * Aggregate cost for Federal tax purposes is $430,203,434.
 ** As of June 30, 2002 the market value of the securities on loan is $49,981,578. Collateral received for securities loaned of $51,024,015 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
*** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2002 these securities represent $10,290,595 and 2.7% of net assets.

    SECURITY                 ACQUISITION DATE    ACQUISITION COST
    -------------------------------------------------------------
    American Express Bank
      Ltd.                       01/19/96           $4,990,944
    SunAmerica
      Institutional              10/19/00            4,653,676

 + Variable rate security. The interest rate shown reflects the rate currently in effect.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
MTN -- Medium Term Note

                       See Notes to Financial Statements.

Munder International Bond Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT#                                                  VALUE
--------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 89.6%
AUSTRIA -- 3.9%
    GOVERNMENT -- 3.9%
JPY        150,000,000   Republic of Austria,
                           4.500% due 09/28/2005   $ 1,427,589
                                                   -----------
BELGIUM -- 4.8%
    GOVERNMENT -- 4.8%
EUR          1,725,000   Kingdom of Belgium,
                           Series 35,
                           5.750% due 09/28/2010     1,782,845
                                                   -----------
CANADA -- 8.1%
    GOVERNMENT -- 8.1%
CAD          2,500,000   Canada Government,
                           6.000% due 06/01/2011     1,711,991
JPY        154,000,000   Province of Quebec,
                           1.600% due 05/09/2013     1,293,800
                                                   -----------
                                                     3,005,791
                                                   -----------
FINLAND -- 1.5%
    GOVERNMENT -- 1.5%
EUR            504,563   Republic of Finland,
                           9.500% due 03/15/2004       541,489
                                                   -----------
FRANCE -- 8.0%
    GOVERNMENT -- 8.0%
                         Government of France:
EUR          1,000,000     5.250% due 04/25/2008     1,014,946
             1,205,102     5.500% due 04/25/2007     1,235,054
               548,816     8.500% due 12/26/2012       691,940
                                                   -----------
                                                     2,941,940
                                                   -----------
GERMANY -- 4.4%
    GOVERNMENT -- 4.4%
EUR          1,100,000   Federal Republic of
                           Germany,
                           5.500% due 01/04/2031     1,119,783
               478,229   Federal Republic of
                           Germany, Series 95,
                           6.500% due 10/14/2005       501,091
                                                   -----------
                                                     1,620,874
                                                   -----------
GREECE -- 4.8%
    GOVERNMENT -- 4.8%
EUR          1,700,000   Republic of Greece,
                           6.000% due 05/19/2010     1,770,642
                                                   -----------
ITALY -- 7.0%
    GOVERNMENT -- 7.0%
EUR          1,291,140   Government of Italy,
                           8.500% due 04/01/2004     1,368,850
             1,250,000   Republic of Italy,
                           5.000% due 02/01/2012     1,220,851
                                                   -----------
                                                     2,589,701
                                                   -----------

PRINCIPAL
AMOUNT#                                                  VALUE
--------------------------------------------------------------
JAPAN -- 4.2%
    SUPRANATIONAL -- 4.2%
JPY        175,000,000   Development Bank of
                           Japan, Global Bond,
                           1.750% due 06/21/2010   $ 1,532,496
                                                   -----------
LUXEMBOURG -- 2.7%
    SUPRANATIONAL -- 2.7%
EUR          1,000,000   European Investment
                           Bank,
                           5.250% due 04/15/2004     1,006,490
                                                   -----------
NETHERLANDS -- 3.0%
    GOVERNMENT -- 3.0%
EUR          1,100,000   Government of
                           Netherlands,
                           5.500% due 07/15/2010     1,123,169
                                                   -----------
PORTUGAL -- 3.5%
    GOVERNMENT -- 3.5%
EUR          1,250,000   Republic of Portugal,
                           5.850% due 05/20/2010     1,299,356
                                                   -----------
SPAIN -- 8.1%
    CORPORATE -- 3.3%
EUR          1,200,000   Banco Bilbao Vizcaya
                           Argentaria SA,
                           5.750% due 09/27/2010     1,218,849
    GOVERNMENT -- 4.8%
             1,750,000   Kingdom of Spain,
                           5.150% due 07/30/2009     1,750,292
                                                   -----------
                                                     2,969,141
                                                   -----------
SWEDEN -- 3.1%
    GOVERNMENT -- 3.1%
SEK          9,500,000   Government of Sweden,
                           Series 1037,
                           8.000% due 08/15/2007     1,158,893
                                                   -----------
UNITED KINGDOM -- 2.7%
    GOVERNMENT -- 2.7%
GBP            500,000   United Kingdom Gilts,
                           8.000% due 12/07/2015       982,470
                                                   -----------
UNITED STATES -- 19.8%
    CORPORATE -- 4.5%
JPY        200,000,000   IBM Corporation,
                           0.400% due 05/10/2004     1,666,625
    FINANCE -- 11.0%
           180,000,000   Citigroup, Inc.,
                           1.275% due 12/28/2004     1,534,730
           100,000,000   General Electric Capital
                           Corporation,
                           1.900% due 08/06/2009       879,656
           200,000,000   General Electric
                           Financial Assurance,
                           1.600% due 06/20/2011     1,627,247

                       See Notes to Financial Statements.

Munder International Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT#                                                  VALUE
--------------------------------------------------------------
FOREIGN BONDS AND NOTES (CONTINUED)
UNITED STATES (CONTINUED)
    SUPRANATIONAL -- 4.3%
GBP          1,000,000   KFW International
                           Finance,
                           7.625% due 12/30/2003   $ 1,582,621
                                                   -----------
                                                     7,290,879
                                                   -----------
TOTAL FOREIGN BONDS AND NOTES
  (Cost $32,793,007)                                33,043,765
                                                   -----------
GOVERNMENT AGENCY OBLIGATIONS -- 8.0%
EUR          1,000,000   Federal Home Loan
                           Mortgage Corporation,
                           Global Bond,
                           5.125% due 01/15/2012       975,297
DEM          3,700,000   Tennessee Valley
                           Authority, Global
                           Bond,
                           6.375% due 09/18/2006     1,977,937
                                                   -----------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
  (Cost $3,219,865)                                  2,953,234
                                                   -----------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.3%
(Cost $475,000)
$475,000    Agreement with State Street Bank and
            Trust Company, 1.850%
            dated 06/28/2002, to be repurchased
            at $475,073 on 07/01/2002,
            collateralized by $400,000 U.S.
            Treasury Bond, 7.250% maturing
            08/15/2022 (value $487,500)               475,000
                                                  -----------

TOTAL INVESTMENTS
  (Cost $36,487,872*)                   98.9%      36,471,999
OTHER ASSETS AND LIABILITIES
    (NET)                                1.1          394,731
                                       -----      -----------
NET ASSETS                             100.0%     $36,866,730
                                       =====      ===========

------------
* Aggregate cost for Federal tax purposes is $36,487,872.
# Principal amount expressed in terms of local currency.

ABBREVIATIONS:
CAD -- Canadian Dollar
DEM -- German Deutsche Mark
EUR -- Euro Currency
GBP -- Great British Pound
JPY -- Japanese Yen
SEK -- Swedish Krona

                       See Notes to Financial Statements.

Munder U.S. Government Income Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.6%
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 2.6%
               FHLMC:
$ 1,930,000      6.875% due 09/15/2010           $  2,144,535
  3,500,000      5.500% due 09/15/2011              3,536,176
                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $5,801,037)                                 5,680,711
                                                 ------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 73.3%
    COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 69.8%
               Federal Home Loan Mortgage
                 Corporation (FHLMC):
  5,800,000      Series 1503, Class PK, 7.000%
                 due 03/15/2022                     6,071,846
  5,000,000      Series 1531, Class M, 6.000%
                 due 06/15/2008                     5,249,548
  4,579,728      Series 1574, Class G, 6.500%
                 due 04/15/2021                     4,765,756
  1,500,000      Series 1603, Class J, 6.500%
                 due 07/15/2023                     1,556,715
  4,000,000      Series 1610, Class PM, 6.250%
                 due 04/15/2022                     4,186,240
  3,850,000      Series 1617, Class C, 6.500%
                 due 02/15/2023                     4,013,625
 11,585,000      Series 1633, Class PL, 6.500%
                 due 03/15/2023                    12,221,725
  5,000,000      Series 1638, Class H, 6.500%
                 due 12/15/2023                     5,179,907
  8,000,000      Series 1676, Class H, 6.500%
                 due 10/15/2022                     8,441,443
  8,635,000      Series 1702A, Class PD, 6.500%
                 due 04/15/2022                     9,122,846
  1,030,000      Series 1706, Class K, 7.000%
                 due 03/15/2024                     1,097,673
  3,200,000      Series 1722, Class PH, 6.500%
                 due 08/15/2022                     3,376,593
  2,385,000      Series 1848, Class PE, 7.000%
                 due 09/15/2025                     2,532,117
  8,943,000      Series 1865, Class PD, 7.000%
                 due 12/15/2025                     9,493,692
  4,156,000      Series 1866, Class E, 7.000%
                 due 01/15/2026                     4,407,205
  5,915,061      Series 1870, Class VB, 6.500%
                 due 04/15/2007                     6,232,995
  1,470,979      Series 43, Class D, 10.000%
                 due 06/15/2020                     1,545,185
  5,741,345      Series T-7, Class A6, 7.030%
                 due 08/25/2028                     6,070,282
               Federal National Mortgage
                 Association (FNMA):
  2,000,000      Series 1993-160, Class BC,
                 6.500% due 09/25/2022              2,118,149
  3,000,000      Series 1993-198, Class T,
                 6.500% due 10/25/2023              3,081,672

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
    COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) (CONTINUED)
$ 7,500,000      Series 1993-203, Class PL,
                 6.500% due 10/25/2023           $  7,853,331
 10,319,600      Series 1993-226, Class PN,
                 9.000% due 05/25/2022             11,506,354
  1,500,000      Series 1994-44, Class H,
                 6.500% due 08/25/2022              1,579,680
  1,600,000      Series 1994-60, Class PJ,
                 7.000% due 04/25/2024              1,700,135
  7,634,900      Series 1996-28, Class PJ,
                 6.500% due 12/25/2024              7,940,541
  5,150,000      Series 1996-70, Class PJ,
                 6.500% due 02/25/2026              5,398,258
  1,600,000      Series 1997-13, Class QE,
                 6.500% due 04/18/2026              1,681,172
               Government National Mortgage
                 Association (GNMA):
 10,100,000      Series 1996-11, Class PD,
                 7.000% due 06/20/2025             10,683,828
  6,000,000      Series 1996-9, Class PD,
                 7.000% due 01/20/2025              6,295,328
                                                 ------------
                                                  155,403,841
                                                 ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.5%
               FHLMC:
    637,722      Pool #A01048, Gold, 8.500% due
                 02/01/2020                           691,713
  2,019,850      Pool #E00160, Gold, 7.000% due
                 11/01/2007                         2,122,763
    411,690      Pool #G00479, Gold, 9.000% due
                 04/01/2025                           451,961
                                                 ------------
                                                    3,266,437
                                                 ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 2.0%
               FNMA:
     21,077      Pool #040305, 11.500% due
                 02/01/2014                            24,015
      4,173      Pool #058255, 11.500% due
                 11/01/2010                             4,665
     22,018      Pool #081585, 11.500% due
                 07/01/2012                            24,955
    579,407      Pool #100081, 0.990% due
                 08/01/2016                           672,155
     83,947      Pool #210448, 11.500% due
                 11/01/2015                            95,647
    458,545      Pool #303105, 11.000% due
                 11/01/2020                           522,963
     72,326      Pool #336457, 10.500% due
                 11/01/2020                            81,549
  2,950,000      Pool #375618, 6.420% due
                 12/01/2007                         3,132,575
                                                 ------------
                                                    4,558,524
                                                 ------------

                       See Notes to Financial Statements.

Munder U.S. Government Income Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
  (Cost $154,188,501)                            $163,228,802
                                                 ------------
U.S. TREASURY OBLIGATIONS -- 20.8%
    U.S. TREASURY BONDS -- 20.8%
$ 1,500,000    10.375% due 11/15/2012               1,927,910
  3,000,000    5.25% due 11/15/2028                 2,820,630
  5,500,000    6.50% due 11/15/2026                 6,082,378
 12,000,000    7.50% due 11/15/2016                14,441,328
 12,500,000    8.00% due 11/15/2021                15,988,275
  4,000,000    8.125% due 08/15/2019                5,123,584
                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $45,711,302)                               46,384,105
                                                 ------------
REPURCHASE AGREEMENT -- 2.6%
  (Cost $5,754,000)
  5,754,000    Agreement with State Street Bank
                 and Trust Company,
                 1.850% dated 06/28/2002 to be
                 repurchased at $5,754,887 on
                 07/01/2002, collateralized by
                 $5,310,000 U.S. Treasury Note,
                 6.000% maturing 08/15/2009
                 (value $5,874,188)                 5,754,000
                                                 ------------

OTHER INVESTMENTS**
  (Cost $47,478,667)                   21.3%     $ 47,478,668
                                      -----      ------------
TOTAL INVESTMENTS
  (Cost $258,933,507*)                120.6%      268,526,286
OTHER ASSETS AND LIABILITIES (NET)    (20.6)      (45,824,750)
                                      -----      ------------
NET ASSETS                            100.0%     $222,701,536
                                      =====      ============

------------
 * Aggregate cost for Federal tax purposes is $259,814,546.
** As of June 30, 2002, the market value of the securities on loan is $46,400,251. Collateral received for securities loaned of $47,478,668 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S             VALUE
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 95.6%
    MICHIGAN -- 95.6%
$1,000,000    Auburn Hills, Michigan, Building Authority, Refunding,
                (AMBAC Insured),
                5.000% due 11/01/2017                                         AAA          Aaa          $ 1,020,210
 1,000,000    Avondale, Michigan, School District, Refunding, GO, (AMBAC
                Insured, Q-SBLF), 4.400% due 05/01/2011                       AAA          Aaa            1,024,200
   625,000    Cadillac, Michigan, Area Public Schools, GO, (FGIC Insured),
                5.375% due 05/01/2012                                         AAA          Aaa              683,244
 1,000,000    Central Michigan University Revenue, (FGIC Insured),
                5.500% due 10/01/2026                                         AAA          Aaa            1,111,850
   600,000    Clinton Macomb, Michigan, Public Library, GO, (AMBAC
                Insured),
                5.000% due 04/01/2027                                         AAA          Aaa              583,416
   515,000    Clinton Township, Michigan Building Authority, Refunding,
                (AMBAC Insured),
                4.750% due 11/01/2012                                         AAA          NR               543,619
              De Witt, Michigan, Public Schools, GO:
 1,055,000      (AMBAC Insured, Q-SBLF),
                5.500% due 05/01/2011                                         AAA          Aaa            1,168,170
   750,000      (FSA Insured, Q-SBLF),
                4.700% due 05/01/2012                                         AAA          Aaa              773,317
   700,000    Dearborn School District, Michigan, GO, (MBIA Insured),
                5.000% due 05/01/2014                                         AAA          Aaa              712,313
   375,000    Detroit, Michigan, Water Supply Systems, Revenue, Series A,
                5.750% due 07/01/2011                                         AAA          Aaa              424,605
 1,000,000    Dexter Community Schools, Michigan, GO, (FGIC Insured,
                Q-SBLF),
                5.100% due 05/01/2018                                         AAA          Aaa            1,054,460
 1,000,000    East Grand Rapids, Michigan, Public School District, GO,
                (Q-SBLF),
                5.750% due 05/01/2018                                         AAA          Aaa            1,128,420
   735,000    East Lansing, Michigan, School District, GO, (Q-SBLF),
                4.700% due 05/01/2009                                         AAA          Aaa              778,034
   860,000    Eaton Rapids, Michigan, Public Schools, GO, Refunding,
                (MBIA Insured, Q-SBLF),
                4.700% due 05/01/2014                                         AAA          Aaa              878,533
   750,000    Fowlerville, Michigan, Community School District, Refunding,
                (FSA Insured),
                4.500% due 05/01/2015                                         AAA          Aaa              748,297
              Grand Rapids, Michigan:
   705,000      Building Authority,
                5.000% due 04/01/2016                                         AA           Aa3              741,392
 1,000,000      Community College Refunding, GO, (MBIA Insured),
                5.375% due 05/01/2019                                         AAA          Aaa            1,027,100
   635,000    Grand Valley, Michigan State University Revenue, (FGIC
                Insured),
                5.500% due 02/01/2018                                         AAA          Aaa              697,243
 1,100,000    Ingham County Michigan, Refunding, GO, (FSA Insured),
                5.125% due 11/01/2012                                         AAA          Aaa            1,195,623
   750,000    Jenison Michigan Public Schools, GO, Building and Site,
                (FGIC Insured),
                5.000% due 05/01/2021                                         AAA          Aaa              749,010
 1,000,000    Kalamazoo, Michigan, City School District, GO, (FGIC
                Insured),
                5.700% due 05/01/2016                                         AAA          Aaa            1,113,900
   760,000    Kent County, Michigan, Airport Facility Revenue,
                4.750% due 01/01/2016                                         AAA          Aaa              755,303
   750,000    Kent County, Michigan, Building Authority,
                5.000% due 06/01/2021                                         AAA          Aaa              748,118
   515,000    Lansing, Michigan, Water Supply, Steam & Electric Utility
                System, Series A,
                5.500% due 07/01/2009                                         AA           Aa3              570,692
   500,000    Lincoln, Michigan, Consolidate School District, (FSA
                Insured),
                5.000% due 05/01/2018                                         AAA          Aaa              505,640

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S             VALUE
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$1,000,000    Lincoln, Michigan, School District, Refunding, (FSA Insured,
                Q-SBLF),
                5.000% due 05/01/2011                                         AAA          Aaa          $ 1,074,770
 1,000,000    Mattawan, Michigan, Consolidate School District, GO, (FSA
                Insured, Q-SBLF),
                5.750% due 05/01/2025                                         AAA          Aaa            1,052,060
   500,000    Michigan Municipal Building Authority Revenue,
                4.750% due 10/01/2018                                         AAA          Aaa              495,985
              Michigan Public Power Agency Revenue:
 1,100,000      Belle River Project, Series A, 5.250% due 01/01/2018          AA-          A1             1,112,276
   500,000      Combustion Turbine Number 1, Project A, (AMBAC Insured),
                5.250% due 01/01/2020                                         AAA          Aaa              511,770
              Michigan State Building Authority Revenue:
 1,000,000      Facilities Project, Series II,
                5.000% due 10/15/2014                                         AA+          Aa1            1,035,120
 1,000,000      Refunding Facilities Program, Series 1,
                4.750% due 10/15/2021                                         AA+          Aa1              954,850
   600,000    Michigan State Environmental Protection Program, GO,
                6.250% due 11/01/2012                                         AAA          Aaa              693,462
   715,000    Michigan State Hospital Finance Authority Revenue, Saint
                John Hospital & Medical Center, Series A,
                6.000% due 05/15/2010                                         AAA          Aaa              821,056
 1,000,000    Michigan State Housing Development Rental Revenue, Series C,
                AMT, (MBIA Insured),
                5.050% due 10/01/2015                                         AAA          Aaa            1,014,750
 1,000,000    Michigan State Trunk Line, Series A, 5.250% due 11/01/2011      AA           Aa3            1,091,790
 1,000,000    Michigan State Trunk Line Highway Revenue, Pre-refunding,
                Series A, (FGIC Insured),
                5.500% due 11/01/2016                                         AAA          Aaa            1,118,590
 1,000,000    Milan, Michigan, Area Schools, GO, Series A, (FGIC Insured,
                Q-SBLF),
                5.500% due 05/01/2013                                         NR           Aaa            1,084,650
   500,000    Montrose, Michigan, School District, GO, (MBIA Insured,
                Q-SBLF),
                6.200% due 05/01/2017                                         AAA          Aaa              590,585
 1,000,000    Plainwell, Michigan Community School District, Refunding,
                (FSA Insured),
                5.000% due 05/01/2018                                         AAA          Aaa            1,011,280
              Redford, Michigan Unified School District, GO:
   500,000      (AMBAC Insured, Q-SBLF),
                5.500% due 05/01/2014                                         AAA          Aaa              556,480
 1,000,000      Pre-Refunded, (FGIC Insured, Q-SBLF),
                5.750% due 05/01/2011                                         AAA          Aaa            1,115,710
 1,500,000      Refunding, (AMBAC Insured, Q-SBLF),
                5.000% due 05/01/2022                                         AAA          Aaa            1,515,015
   750,000    Rochester Community School District, Michigan, GO, (MBIA
                Insured),
                5.000% due 05/01/2019                                         AAA          Aaa              774,982
   750,000    Rockford, Michigan, Public School District, GO,
                Refunding, Series A, (Q-SBLF),
                4.800% due 05/01/2017                                         AAA          Aaa              754,867
 1,000,000    South Lake, Michigan, Public Schools System, (FGIC Insured),
                5.125% due 05/01/2014                                         AAA          Aaa            1,078,410
 1,000,000    South Redford, Michigan, School District, GO,
                (FGIC Insured, Q-SBLF),
                5.350% due 05/01/2010                                         AAA          Aaa            1,100,590
   750,000    Three Rivers, Michigan, Community Schools,
                (MBIA Insured, Q-SBLF),
                5.600% due 05/01/2010                                         AAA          Aaa              832,725

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S             VALUE
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
x$ 515,000    Walled Lake, Michigan, Consolidate School District, GO,
                (Q-SBLF),
                4.800% due 05/01/2010                                         AAA          Aaa          $   546,055
   525,000    Waverly, Michigan, Community Schools, GO, (FGIC Insured),
                4.875% due 05/01/2010                                         AAA          Aaa              560,753
 1,500,000    West Ottawa, Michigan, Public School District,
                GO, Capital Appreciation, Pre-refunded, (MBIA Insured),
                4.07% due 05/01/2015+                                         AAA          Aaa              682,560
   500,000    Willow Run, Michigan, Community Schools, GO, (AMBAC Insured,
                Q-SBLF),
                5.000% due 05/01/2016                                         AAA          Aaa              510,491
                                                                                                        -----------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $42,096,302)                                                                                     44,428,341
                                                                                                        -----------
SHARES
----------
INVESTMENT COMPANY -- 3.7%
  (Cost $1,727,406)
 1,727,406    Valiant Tax Exempt Money Market Fund                                                        1,727,406
                                                                                                        -----------

TOTAL INVESTMENTS
  (Cost $43,823,708*)                                                          99.3%                     46,155,747
OTHER ASSETS AND LIABILITIES (NET)                                              0.7                         347,390
                                                                              -----                     -----------
NET ASSETS                                                                    100.0%                    $46,503,137
                                                                              =====                     ===========

------------
* Aggregate cost for Federal tax purposes is $43,823,708.

+ Zero-coupon bond. Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
FGIC   -- Federal Guaranty Insurance Corporation
FSA   -- Financial Security Assurance
GO    -- General Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 95.1%
    ARIZONA -- 1.5%
$1,600,000    Phoenix, Arizona, Water Systems Revenue, ETM,
                8.000% due 06/01/2003                                         AAA          Aaa          $  1,693,424
                                                                                                        ------------
    COLORADO -- 1.9%
 2,000,000    El Paso County, Colorado, School District Number 2, GO,
                (FGIC Insured),
                5.125% due 12/01/2021                                         NR           Aaa             2,028,000
                                                                                                        ------------
    GEORGIA -- 4.1%
 2,000,000    Atlanta, Georgia, Water & Sewer Revenue, (FGIC Insured),
                5.250% due 01/01/2027                                         AAA          Aaa             2,197,400
 2,000,000    Georgia State, GO, Series B,
                6.250% due 03/01/2011                                         AAA          Aaa             2,330,420
                                                                                                        ------------
                                                                                                           4,527,820
                                                                                                        ------------
    HAWAII -- 2.2%
 2,000,000    Honolulu, Hawaii, GO,
                7.350% due 07/01/2008                                         AA-          Aa3             2,401,040
                                                                                                        ------------
    ILLINOIS -- 13.2%
 1,260,000    Champaign County, Illinois, GO, Public Safety Sales Tax,
                (FGIC Insured),
                5.400% due 01/01/2029                                         AAA          Aaa             1,269,400
 2,500,000    Chicago, Illinois, Wastewater Transmission Revenue, (FGIC
                Insured),
                5.375% due 01/01/2013                                         AAA          Aaa             2,739,675
 2,500,000    Du Page County, Illinois, Stormwater Project,
                5.600% due 01/01/2021                                         AAA          Aaa             2,698,575
 2,000,000    Illinois State, GO, (MBIA Insured),
                5.500% due 04/01/2025                                         AAA          Aaa             2,037,720
 2,500,000    Illinois State, Sales Tax Revenue, Series Y,
                5.250% due 06/15/2009                                         AAA          Aa2             2,722,800
 1,700,000    Metropolitan Pier & Exposition Authority, Illinois,
                McCormick Place Expansion Project, (FGIC Insured),
                5.500% due 12/15/2024                                         AAA          Aaa             1,743,180
 1,000,000    Regional Transport Authority, Illinois, (FGIC Insured),
                6.000% due 06/01/2015                                         AAA          Aaa             1,164,710
                                                                                                        ------------
                                                                                                          14,376,060
                                                                                                        ------------
    IOWA -- 1.8%
 1,900,000    Cedar Rapids, Iowa, GO, Series B,
                5.000% due 06/01/2015                                         NR           Aaa             1,964,030
                                                                                                        ------------
    KANSAS -- 3.5%
 2,200,000    Johnson County, Kansas, Unified School District Number 233,
                GO, Series A, (FGIC Insured),
                4.125% due 09/01/2011                                         AAA          Aaa             2,226,510
 2,000,000    Sedgwick County, Kansas, Unified School District, GO,
                3.500% due 09/01/2019                                         AA           Aa3             1,652,460
                                                                                                        ------------
                                                                                                           3,878,970
                                                                                                        ------------
    KENTUCKY -- 2.1%
 2,000,000    Kentucky State Property & Buildings Commission Revenue,
                Project 64 (MBIA Insured),
                5.750% due 05/01/2014                                         AAA          Aaa             2,270,560
                                                                                                        ------------

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    LOUISIANA -- 1.1%
$1,100,000    Shreveport, Louisiana, Refunding,
                5.000% due 02/01/2013                                         AAA          Aaa          $  1,170,224
                                                                                                        ------------
    MARYLAND -- 2.1%
 2,000,000    Baltimore, Maryland, Series A, (FGIC Insured),
                5.900% due 07/01/2010                                         AAA          Aaa             2,281,760
                                                                                                        ------------
    MASSACHUSETTS -- 3.2%
 1,150,000    Massachusetts State, Series C,
                5.250% due 08/01/2010                                         AA-          Aa2             1,275,269
 2,000,000    Massachusetts State, Grant Anticipation Notes, Series A,
                5.250% due 12/15/2012                                         NR           Aa3             2,189,580
                                                                                                        ------------
                                                                                                           3,464,849
                                                                                                        ------------
    MICHIGAN -- 21.2%
 1,500,000    Birmingham, Michigan City School District,
                5.000% due 11/01/2018                                         AA+          Aa2             1,511,280
   840,000    Caledonia, Michigan, Community Schools, GO, (Q-SBLF),
                5.750% due 05/01/2014                                         AAA          Aaa               922,639
 1,500,000    Detroit, Michigan, City School District, GO, Series C, (FGIC
                Insured),
                5.250% due 05/01/2011                                         AAA          Aaa             1,639,845
 1,000,000    East Lansing, Michigan, School District, GO, School Building
                & Site Development, (Q-SBLF),
                5.625% due 05/01/2030                                         AAA          Aaa             1,030,900
 1,275,000    Grand Rapids, Michigan, Building Authority, GO, (AMBAC
                Insured),
                5.750% due 08/01/2014                                         AAA          Aaa             1,406,631
 1,625,000    Jenison, Michigan, Public Schools, Pre-refunded,
                5.250% due 05/01/2015                                         AAA          Aaa             1,767,155
 1,000,000    Michigan Public Power Agency Revenue, Combustion Turbine
                Number 1, Project A, (AMBAC Insured),
                5.250% due 01/01/2018                                         AAA          Aaa             1,038,150
 2,000,000    Michigan State Environmental Protection Program, GO,
                6.250% due 11/01/2012                                         AAA          Aaa             2,311,540
 1,000,000    Michigan State Hospital Finance Authority Revenue, Saint
                John Hospital & Medical Center, Series A,
                6.000% due 05/15/2010                                         AAA          Aaa             1,148,330
 1,000,000    Michigan State Housing Development Rental Revenue, Series C,
                AMT, (MBIA Insured),
                5.050% due 10/01/2015                                         AAA          Aaa             1,014,750
 2,500,000    Rochester Community School District, Michigan, GO, (MBIA
                Insured),
                5.000% due 05/01/2019                                         AAA          Aaa             2,583,275
 1,500,000    South Lake, Michigan, Public Schools System, (FGIC Insured),
                5.125% due 05/01/2014                                         AAA          Aaa             1,617,615
   500,000    Walled Lake, Michigan, Consolidated School District, GO,
                (Q-SBLF),
                5.750% due 05/01/2014                                         AAA          Aaa               549,190
 2,500,000    Waverly, Michigan, Community School District, GO, (FGIC
                Insured),
                5.250% due 05/01/2017                                         AAA          Aaa             2,597,525
 2,000,000    West Ottawa, Michigan, Public School District, GO, Capital
                Appreciation, Pre-refunded, (MBIA Insured),
                4.070% due 05/01/2015+                                        AAA          Aaa               910,080
 1,000,000    Western Michigan University Revenues, Pre-refunded,
                6.125% due 11/15/2022                                         AAA          Aaa             1,037,550
                                                                                                        ------------
                                                                                                          23,086,455
                                                                                                        ------------

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MINNESOTA -- 2.5%
$2,500,000    University of Minnesota, Series A,
                5.500% due 07/01/2021                                         AA           Aa2          $  2,723,200
                                                                                                        ------------
    NEW MEXICO -- 1.3%
 1,350,000    New Mexico State, GO, Capital Projects,
                4.000% due 03/01/2005                                         AA+          Aa1             1,400,018
                                                                                                        ------------
    NORTH CAROLINA -- 6.0%
 2,150,000    Cary, North Carolina, GO,
                5.000% due 03/01/2019                                         AAA          Aaa             2,212,823
 1,500,000    Mecklenburg County, North Carolina, GO, Public Improvement,
                Series D,
                4.750% due 04/01/2007                                         AAA          Aaa             1,608,525
 2,500,000    North Carolina, Municipal Power Agency, Catawba Electric
                Revenue, (AMBAC Insured), ETM,
                5.500% due 01/01/2013                                         AAA          Aaa             2,785,150
                                                                                                        ------------
                                                                                                           6,606,498
                                                                                                        ------------
    OHIO -- 5.9%
 2,500,000    Columbus, Ohio, Series 2,
                5.000% due 06/15/2015                                         AAA          Aaa             2,587,325
 1,600,000    Forest Hills Ohio Local School District,
                6.250% due 12/01/2020                                         AAA          Aaa             1,774,560
 2,000,000    Olentangy Local School District Ohio,
                5.625% due 12/01/2027                                         AAA          Aaa             2,086,560
                                                                                                        ------------
                                                                                                           6,448,445
                                                                                                        ------------
    OKLAHOMA -- 1.4%
 1,500,000    Tulsa, Oklahoma, GO,
                4.250% due 03/01/2009                                         AA           Aa2             1,548,165
                                                                                                        ------------
    SOUTH CAROLINA -- 6.3%
 2,000,000    Anderson County, South Carolina, School District Number 002,
                GO, Series B, (MBIA Insured),
                5.125% due 03/01/2025                                         AAA          Aaa             1,998,060
 1,110,000    Lexington County, South Carolina, GO, (FGIC Insured),
                5.000% due 02/01/2018                                         AAA          Aaa             1,134,020
 3,000,000    South Carolina State, GO, Capital Improvement Bonds, Series
                A,
                3.500% due 01/01/2015                                         AAA          Aaa             2,701,200
 1,000,000    South Carolina State, State Institution, GO, Series A,
                5.400% due 03/01/2019                                         AAA          Aaa             1,045,840
                                                                                                        ------------
                                                                                                           6,879,120
                                                                                                        ------------
    TENNESSEE -- 1.4%
 1,475,000    Johnson City, Tennessee, Water & Sewer, (FGIC Insured),
                4.750% due 06/01/2013                                         AAA          Aaa             1,543,529
                                                                                                        ------------
    TEXAS -- 11.4%
 1,140,000    Galena Park, Texas, Independent School District, GO, (PSFG),
                6.625% due 08/15/2015                                         NR           Aaa             1,321,032
 3,895,000    Houston, Texas, Airport Systems Revenue, ETM,
                9.500% due 07/01/2010                                         AAA          Aaa             4,935,705
 2,750,000    Houston, Texas, Water & Sewer Systems Revenue, Series A,
                Pre-refunded,
                6.200% due 12/01/2023                                         AAA          Aaa             3,080,632

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    TEXAS (CONTINUED)
              San Antonio, Texas, Electric & Gas Revenue:
$  995,000      Series A,
                5.000% due 02/01/2012                                         AA           Aa1          $  1,058,392
     5,000      Series A, ETM,
                5.000% due 02/01/2012                                         AA           Aa1                 5,382
 2,000,000    Texas State, Refunding Water Financial Assistance, Series C,
                5.000% due 08/01/2018                                         AA           Aa1             2,018,300
                                                                                                        ------------
                                                                                                          12,419,443
                                                                                                        ------------
    WISCONSIN -- 1.0%
 1,000,000    Wisconsin State, Transportation Revenue, Series A,
                5.500% due 07/01/2011                                         AA-          Aa3             1,106,350
                                                                                                        ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $98,683,495)                                                                                     103,817,960
                                                                                                        ------------
SHARES
----------
INVESTMENT COMPANY -- 3.6%
  (Cost $3,924,374)
 3,924,374    Valiant Tax-Exempt Money Market Fund                                                         3,924,374
                                                                                                        ------------

TOTAL INVESTMENTS
  (Cost $102,607,869*)                                                                98.7%              107,742,334
OTHER ASSETS AND LIABILITIES (NET)                                                     1.3                 1,380,209
                                                                                     -----              ------------
NET ASSETS                                                                           100.0%             $109,122,543
                                                                                     =====              ============

------------
* Aggregate cost for Federal tax purposes is $102,608,232.
+ Zero-coupon bond. Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ETM   -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
GO    -- General Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 94.9%
    ALABAMA -- 2.2%
$3,500,000    Alabama State Public School and College Authority Revenue,
                Series A,
                5.750% due 08/01/2003                                         AA           Aa3          $  3,654,525
                                                                                                        ------------
    ARIZONA -- 1.2%
 1,840,000    Phoenix, Arizona, Pre-refunded, GO, Series A,
                5.500% due 07/01/2015                                         AA+          Aa1             2,014,266
                                                                                                        ------------
    ARKANSAS -- 1.0%
 1,965,000    Arkansas State, GO, Capital Appreciation Bond, Series C,
                5.350% due 06/01/2006+                                        AA           Aa2             1,738,239
                                                                                                        ------------
    DELAWARE -- 2.2%
              Delaware State, GO:
 1,000,000      Series A,
                4.250% due 03/01/2009                                         AAA          Aaa             1,036,900
 2,500,000      Series A,
                5.000% due 01/01/2007                                         AAA          Aaa             2,695,825
                                                                                                        ------------
                                                                                                           3,732,725
                                                                                                        ------------
    FLORIDA -- 3.5%
 3,000,000    Dade County, Florida, School District, (MBIA Insured),
                6.000% due 07/15/2005                                         AAA          Aaa             3,292,860
              Dade County, Florida, Special Obligation:
 3,000,000      Refunding, Capital Appreciation Bond, Series B, (AMBAC
                Insured),
                6.300% due 10/01/2015+                                        AAA          Aaa             1,604,580
 3,600,000      Refunding, Capital Appreciation Bond, Series B, (AMBAC
                Insured),
                6.450% due 10/01/2025+                                        AAA          Aaa             1,010,268
                                                                                                        ------------
                                                                                                           5,907,708
                                                                                                        ------------
    HAWAII -- 2.6%
 3,000,000    Hawaii State, GO, Series BZ,
                6.250% due 10/01/2002                                         AA-          Aa3             3,036,420
 1,395,000    Kauai County Hawaii, Series A,
                4.375% due 08/01/2010                                         AAA          Aaa             1,440,714
                                                                                                        ------------
                                                                                                           4,477,134
                                                                                                        ------------
    ILLINOIS -- 7.2%
 2,000,000    Chicago, Illinois, GO, Capital Appreciation, Pre-refunded,
                (AMBAC Insured),
                6.900% due 07/01/2016+                                        AAA          Aaa               914,840
 1,000,000    Chicago, Illinois, Project and Refunding, GO, Series A,
                (FGIC Insured),
                4.000% due 01/01/2004                                         AAA          Aaa             1,030,500
 2,500,000    Du Page County, Illinois, Forest Preserve District, GO,
                4.750% due 10/01/2010                                         AAA          Aaa             2,617,750
 3,000,000    Illinois Educational Facilities Authority Revenues,
                Mandatory Put 11/01/2007,
                4.850% due 11/01/2032                                         AA+          Aa1             3,232,260
 4,000,000    Illinois State Sales Tax Revenue, Series Y,
                5.250% due 06/15/2007                                         AAA          Aa2             4,361,840
                                                                                                        ------------
                                                                                                          12,157,190
                                                                                                        ------------
    KENTUCKY -- 1.3%
 2,000,000    Kentucky State Property & Buildings Commission Revenue,
                Project No. 64, (MBIA Insured),
                5.750% due 05/01/2014                                         AAA          Aaa             2,270,560
                                                                                                        ------------

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MARYLAND -- 7.3%
              Maryland State:
$3,000,000      GO 5.250% due 06/15/2006                                      AAA          Aaa          $  3,276,510
 2,275,000      State & Local Facilities Series 3, GO,
                5.000% due 10/15/2005                                         AAA          Aaa             2,453,883
 1,000,000    Montgomery County, Maryland, GO, Refunding,
                5.250% due 10/01/2010                                         AAA          Aaa             1,105,720
 5,000,000    Prince George's County, Maryland, Consolidated Public
                Improvement, GO, (MBIA Insured),
                6.250% due 01/01/2005                                         AAA          Aaa             5,455,750
                                                                                                        ------------
                                                                                                          12,291,863
                                                                                                        ------------
    MASSACHUSETTS -- 1.0%
 1,500,000    Boston, Massachusetts, GO, Series A,
                5.250% due 02/01/2009                                         AA-          Aa3             1,644,660
                                                                                                        ------------
    MICHIGAN -- 30.9%
 1,335,000    Ann Arbor, Michigan, Refunding, GO,
                4.000% due 09/01/2009                                         AA-          Aa2             1,350,753
 1,175,000    Caledonia, Michigan, Community Schools, GO, (Q-SBLF),
                4.800% due 05/01/2010                                         AAA          Aaa             1,245,853
 1,425,000    Chippewa Valley, Michigan, School District, GO, School
                Building & Site Development, Series I, (Q-SBLF),
                4.000% due 05/01/2009                                         AAA          Aaa             1,447,886
 3,075,000    Clarkston, Michigan, Community Schools, Refunding, GO,
                (AMBAC Insured, Q-SBLF),
                4.500% due 05/01/2009                                         AAA          Aaa             3,205,472
 2,000,000    Detroit, Michigan, Water Supply Systems Revenue, Senior
                Lien, Series A,
                5.250% due 07/01/2006                                         AAA          Aaa             2,176,060
 1,000,000    East Lansing, Michigan, School District, GO, (Q-SBLF),
                4.700% due 05/01/2009                                         AAA          Aaa             1,058,550
 3,075,000    Goodrich, Michigan, Area School District, (AMBAC Insured),
                Pre-refunded,
                5.875% due 05/01/2024                                         AAA          Aaa             3,427,333
 1,110,000    Grand Rapids, Michigan, Building Authority, GO,
                4.800% due 08/01/2009                                         AA           Aa3             1,183,293
 1,080,000    Michigan Public Power Agency Revenue, Combustion Turbine
                Number 1, Project A, (AMBAC Insured),
                4.500% due 01/01/2011                                         AAA          Aaa             1,119,582
              Michigan State, Building Authority Revenue, Series I:
 2,500,000      (AMBAC Insured),
                6.000% due 10/01/2006                                         AAA          Aaa             2,806,275
 2,500,000      (AMBAC Insured),
                6.250% due 10/01/2003                                         AAA          Aaa             2,641,950
 1,450,000    Michigan State, Housing Development Authority, Rental
                Housing Revenue, Series A, AMT,
                5.000% due 10/01/2003                                         AAA          Aaa             1,486,714
 1,095,000    Michigan State, Housing Single Family Mortgage, Series A,
                AMT,
                5.300% due 12/01/2006                                         AAA          Aaa             1,152,455
              Michigan State, Trunk Line Highway Revenue:
 2,500,000      Series A,
                5.500% due 11/15/2009                                         AA-          Aa3             2,751,975
 3,000,000      Series A,
                5.625% due 10/01/2003                                         AA-          Aa3             3,089,010

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$3,500,000    Michigan State, Underground Storage Tank Financial Assurance
                Authority, Series I, (AMBAC Insured),
                6.000% due 05/01/2006                                         AAA          Aaa          $  3,890,250
 2,000,000    Redford, Michigan, Union School District, (FGIC Insured),
                Pre-refunded,
                5.950% due 05/01/2015                                         AAA          Aaa             2,245,840
 2,340,000    Troy, Michigan, City School District, GO, (Q-SBLF),
                4.500% due 05/01/2004                                         AAA          Aa1             2,442,281
 1,430,000    Utica, Michigan, Community Schools, GO, (Q-SBLF),
                4.050% due 05/01/2008                                         AAA          Aaa             1,470,812
 3,900,000    Walled Lake, Michigan, Consolidate School District, GO,
                (Q-SBLF),
                4.800% due 05/01/2010                                         AAA          Aaa             4,135,170
 1,510,000    Wayne County, Michigan Transportation Fund Series A,
                5.000% due 10/01/2007                                         AA           Aa3             1,640,585
 4,500,000    Wayne State University, Michigan, University Revenues,
                (AMBAC Insured),
                5.500% due 11/15/2018                                         AAA          Aaa             4,787,865
 3,500,000    West Ottawa, Michigan, Public School District, GO, Capital
                Appreciation, Pre-refunded, (MBIA Insured),
                4.070% due 05/01/2015+                                        AAA          Aaa             1,592,640
                                                                                                        ------------
                                                                                                          52,348,604
                                                                                                        ------------
    MINNESOTA -- 1.3%
 2,175,000    Metropolitan Council, Minnesota, Minneapolis-St. Paul
                Metropolitan Area, Transit, Series B, GO,
                4.100% due 02/01/2011                                         AAA          Aaa             2,197,685
                                                                                                        ------------
    NEBRASKA -- 1.2%
              Omaha, Nebraska, GO:
 1,000,000      4.400% due 12/01/2008                                         AAA          Aaa             1,055,300
 1,000,000      4.500% due 12/01/2010                                         AAA          Aaa             1,047,980
                                                                                                        ------------
                                                                                                           2,103,280
                                                                                                        ------------
    NEW HAMPSHIRE -- 1.0%
 1,500,000    Nashua, New Hampshire, GO,
                4.750% due 09/15/2009                                         AA+          Aa2             1,599,735
                                                                                                        ------------
    OHIO -- 1.7%
 1,300,000    Cincinnati, Ohio, GO,
                3.500% due 12/01/2006                                         AA+          Aa1             1,333,150
 1,500,000    Cleveland Ohio, Waterworks Revenue, Series I,
                5.000% due 01/01/2008                                         AAA          Aaa             1,616,700
                                                                                                        ------------
                                                                                                           2,949,850
                                                                                                        ------------
    OKLAHOMA -- 1.9%
 3,000,000    Tulsa County, Oklahoma, Independent School District 1, GO,
                Series B, (AMBAC Insured),
                5.000% due 08/01/2005                                         AAA          Aaa             3,219,870
                                                                                                        ------------
    OREGON -- 1.3%
 2,000,000    Washington County Oregon, Unified Sewer Agency, Agency Sewer
                Revenue, Pre-refunded,
                6.125% due 10/01/2012                                         AAA          Aaa             2,181,500
                                                                                                        ------------

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    PENNSYLVANIA -- 1.3%
$2,000,000    Pennsylvania State, GO, Series 3,
                6.000% due 11/15/2003                                         AA           Aa2          $  2,114,800
                                                                                                        ------------
    TENNESSEE -- 3.6%
 1,000,000    Knox County, Tennessee, Public Improvement, GO,
                5.200% due 05/01/2010                                         AA           Aa2             1,100,930
 2,000,000    Tennergy Corporation, Tennessee, Gas Revenue, (MBIA
                Insured),
                4.500% due 06/01/2004                                         AAA          Aaa             2,088,280
 2,775,000    Tennessee State, GO, Series A,
                5.600% due 03/01/2011                                         AA           Aa2             2,981,405
                                                                                                        ------------
                                                                                                           6,170,615
                                                                                                        ------------
    TEXAS -- 9.7%
 1,700,000    Austin, Texas, Independent School District, Refunding, GO,
                (PSFG),
                4.100% due 08/01/2008                                         AAA          Aaa             1,752,309
 2,750,000    Dallas, Texas, GO, ETM,
                6.000% due 02/15/2005                                         AAA          Aaa             2,989,333
 1,730,000    Houston, Texas, Independent School District, Public Property
                Finance-Contractual Obligation, GO,
                4.750% due 07/15/2008                                         AA           Aa3             1,838,713
              Texas State, GO:
 2,000,000      Series B,
                5.000% due 10/01/2003                                         AA           Aa1             2,081,140
 2,400,000      Series A, Pre-refunded, Public Finance Authority,
                5.900% due 10/01/2012                                         AAA          Aaa             2,623,728
 1,700,000    Travis County, Texas, Certificates Obligation, GO,
                4.250% due 03/01/2008                                         AAA          Aaa             1,760,996
 3,250,000    University of Texas, Permanent University Funding, (PSFG),
                5.000% due 07/01/2004                                         AAA          Aaa             3,435,120
                                                                                                        ------------
                                                                                                          16,481,339
                                                                                                        ------------
    VIRGINIA -- 2.3%
 2,500,000    Hampton, Virginia, Public Improvement Revenue, Series C,
                6.000% due 08/01/2003                                         AA           Aa2             2,618,975
 1,140,000    Virginia State, Public School Authority, Series I,
                5.250% due 08/01/2008                                         AA+          Aa1             1,242,954
                                                                                                        ------------
                                                                                                           3,861,929
                                                                                                        ------------
    WASHINGTON -- 1.9%
 3,000,000    Washington State, GO, Series A,
                5.000% due 07/01/2008                                         AA+          Aa1             3,227,580
                                                                                                        ------------
    WISCONSIN -- 7.3%
 2,355,000    Brookfield, Wisconsin, GO, Promissory Notes,
                3.550% due 03/01/2007                                         NR           Aaa             2,376,383
 1,000,000    Eau Claire Wisconsin Area School District, GO, (FSA
                Insured),
                5.000% due 04/01/2008                                         NR           Aaa             1,075,600
 2,450,000    Milwaukee County, Wisconsin, GO, Refunding, Corporate
                Purpose, Series A,
                4.000% due 12/01/2010                                         AA           Aa3             2,450,343

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    WISCONSIN (CONTINUED)
              Wisconsin State:
$1,500,000      5.000% due 11/01/2007                                         AA-          Aa3          $  1,630,890
 2,000,000      6.000% due 05/01/2003                                         AA-          Aa3             2,074,220
 2,640,000    Wisconsin State, Clean Water Revenue, Series I,
                5.250% due 06/01/2005                                         AA+          Aa2             2,832,562
                                                                                                        ------------
                                                                                                          12,439,998
                                                                                                        ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $153,249,717)                                                                                    160,785,655
                                                                                                        ------------
SHARES
----------
INVESTMENT COMPANY -- 3.5%
  (Cost $5,952,190)
 5,952,190    Valiant Tax-Exempt Money Market Fund                                                         5,952,190
                                                                                                        ------------

TOTAL INVESTMENTS
  (Cost $159,201,907*)                                                                98.4%              166,737,845
OTHER ASSETS AND LIABILITIES (NET)                                                     1.6                 2,759,845
                                                                                     -----              ------------
NET ASSETS                                                                           100.0%             $169,497,690
                                                                                     =====              ============

------------
* Aggregate cost for Federal tax purposes is $159,201,907.
+ Zero-coupon bond. Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ETM   -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
FSA   -- Financial Security Assurance
GO    -- General Obligation
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

Munder Cash Investment Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

                                                                                 RATING (UNAUDITED)
PRINCIPAL                                                                       --------------------
AMOUNT                                                                          S&P          MOODY'S                VALUE
-------------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 22.7%
$ 15,000,000    ABN AMRO Bank NA
                  2.320% due 07/22/2003                                         A-1+          P-1          $   14,995,296
  20,000,000    Credit Agricole Indosuez NY
                  3.800% due 07/25/2002                                         A-1+          P-1              19,999,872
  30,000,000    Deutsche Bank AG
                  2.450% due 05/08/2003                                         A-1+          P-1              29,994,943
  20,000,000    Paribas Group (New York) Ltd.
                  2.230% due 01/10/2003                                         A-1+          P-1              20,000,000
  20,000,000    Rabobank Nederland NV
                  2.375% due 02/19/2003                                         A-1+          P-1              19,998,104
  35,000,000    Societe Generale
                  2.460% due 09/27/2002                                         A-1+          P-1              35,000,000
  30,000,000    Toronto-Dominion Bank
                  2.590% due 04/25/2003                                         A-1+          P-1              29,990,325
  25,000,000    UBS AG
                  3.560% due 08/21/2002                                         A-1+          P-1              24,999,487
  50,000,000    Westdeutsche Landesbank Girozentrale
                  2.190% due 11/05/2002                                         A-1+          P-1              49,998,274
                                                                                                           --------------
TOTAL CERTIFICATE OF DEPOSIT
  (Cost $244,976,301)                                                                                         244,976,301
                                                                                                           --------------
COMMERCIAL PAPER -- 55.6%
  30,000,000    Bear Stearns Companies, Inc.
                  1.770% due 07/19/2002+                                        A-1           P-1              29,973,450
  25,000,000    Blue Ridge Asset Funding
                  1.790% due 07/09/2002+                                        A-1           P-1              24,990,056
  30,000,000    Corporate Receivables Corporation
                  1.780% due 07/22/2002+                                        A-1+          P-1              29,968,850
  30,000,000    CXC, Inc.
                  1.780% due 07/18/2002+                                        A-1+          P-1              29,974,783
  30,000,000    Enterprise Funding Corporation
                  1.790% due 08/16/2002+                                        A-1+          P-1              29,931,383
  30,000,000    Golden Funding Corporation
                  1.800% due 08/21/2002+                                        A-1           P-1              29,923,500
  25,000,000    International Lease Finance Corporation
                  1.770% due 08/02/2002+                                        A-1+          P-1              24,960,667
  30,000,000    Koch Industries, Inc.
                  1.980% due 07/01/2002+                                        A-1+          P-1              30,000,000
  25,000,000    Lexington Parker Capital Corporation
                  1.920% due 07/24/2002+                                        A-1           NR               24,969,333
  30,000,000    Liberty Street Funding Corporation
                  1.820% due 08/01/2002+                                        A-1           P-1              29,952,983
  30,000,000    Lloyds Bank PLC
                  1.870% due 09/24/2002+                                        A-1+          P-1              29,867,542
  30,000,000    Marsh & McLennan Companies, Inc.
                  1.770% due 08/07/2002+                                        A-1+          P-1              29,945,425
  25,000,000    Moat Funding LLC
                  1.800% due 09/25/2002+                                        A-1+          P-1              24,892,500
  30,000,000    Mont Blanc Capital Corporation
                  1.780% due 07/24/2002+                                        A-1+          P-1              29,965,883
  30,000,000    Nestle Capital Corporation
                  1.750% due 08/12/2002+                                        A-1+          P-1              29,938,750
  30,000,000    New Center Asset Trust
                  1.980% due 07/01/2002+                                        A-1+          P-1              30,000,000

                       See Notes to Financial Statements.

Munder Cash Investment Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                                 RATING (UNAUDITED)
PRINCIPAL                                                                       --------------------
AMOUNT                                                                          S&P          MOODY'S                VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
$ 30,000,000    Park Avenue Receivables Corporation
                  1.780% due 07/09/2002+                                        A-1           P-1          $   29,988,133
  25,000,000    Preferred Receivables Funding
                  1.780% due 07/09/2002+                                        A-1           P-1              24,990,111
  30,000,000    Sigma Finance, Inc.
                  1.851% due 05/09/2003                                         A-1+          P-1              30,000,000
  30,000,000    Superior Funding Capital Corporation
                  1.840% due 08/28/2002+                                        A-1+          P-1              29,911,067
  25,000,000    UBS Finance, Inc.
                  2.000% due 07/01/2002+                                        A-1+          P-1              25,000,000
                                                                                                           --------------
TOTAL COMMERCIAL PAPER
  (Cost $599,144,416)                                                                                         599,144,416
                                                                                                           --------------
CORPORATE BONDS AND NOTES -- 4.7%
  25,000,000    Allstate Funding Agreement
                  1.960% due 05/15/2003++                                       A-1+          P1               25,000,000
  25,000,000    Jackson National Life Insurance
                  2.110% due 09/25/2002++                                       A-1+          P1               25,000,000
                                                                                                           --------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $50,000,000)                                                                                           50,000,000
                                                                                                           --------------
REPURCHASE AGREEMENT -- 15.5%
  (Cost $167,259,605)
$167,259,605    Agreement with Lehman Brothers,
                  1.850% dated 06/28/2002, to be repurchased at $167,285,391 on 07/01/2002, collateralized by $447,974,765 U.S.
                  Treasury Strips,
                  7.500%-8.750% having maturities from 11/15/16-11/15/24
                  (value $170,605,402)                                                                        167,259,605
                                                                                                           --------------

TOTAL INVESTMENTS
  (Cost $1,061,380,322*)                                                              98.5%              1,061,380,322
OTHER ASSETS AND LIABILITIES (NET)                                                     1.5                  16,115,655
                                                                                     -----              --------------
NET ASSETS                                                                           100.0%             $1,077,495,977
                                                                                     =====              ==============

------------
 * Aggregate cost for Federal tax purposes is $1,061,380,322.
 + Rate represents annualized yield at date of purchase.
++ Variable rate security. The interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements.

Munder Money Market Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

                                                                                RATING (UNAUDITED)
PRINCIPAL                                                                      --------------------
AMOUNT                                                                         S&P          MOODY'S             VALUE
---------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 23.4%
$ 2,000,000    ABN AMRO Bank NA
                 2.320% due 07/22/2003                                         A-1+          P-1          $ 1,999,373
  2,000,000    Deutsche Bank AG
                 2.450% due 05/08/2003                                         A-1+          P-1            1,999,663
  3,000,000    Rabobank Nederland
                 2.375% due 02/19/2003                                         A-1+          P-1            2,999,715
  2,000,000    Toronto-Dominion Bank
                 2.590% due 04/25/2003                                         A-1+          P-1            1,999,355
  4,000,000    UBS AG
                 3.560% due 08/21/2002                                         A-1+          P-1            3,999,918
  4,000,000    Westdeutsche Landesbank Girozentrale
                 2.190% due 11/05/2002                                         A-1+          P-1            3,999,862
                                                                                                          -----------
TOTAL CERTIFICATE OF DEPOSIT
  (Cost $16,997,886)                                                                                       16,997,886
                                                                                                          -----------
COMMERCIAL PAPER -- 52.4%
  2,000,000    Blue Ridge Asset Funding
                 1.790% due 07/09/2002+                                        A-1           P-1            1,999,204
  2,000,000    Corporate Receivables Corporation
                 1.790% due 08/05/2002+                                        A-1+          P-1            1,996,519
  2,000,000    CXC, Inc.
                 1.780% due 07/18/2002+                                        A-1+          P-1            1,998,319
  2,132,000    Enterprise Funding Corporation
                 1.800% due 08/06/2002+                                        A-1+          P-1            2,128,162
  2,000,000    Fleet Funding Corporation
                 1.800% due 09/03/2002+                                        A-1+          P-1            1,993,600
  2,000,000    Golden Funding Corporation
                 1.800% due 08/21/2002+                                        A-1           P-1            1,994,900
  2,000,000    International Lease Finance Corporation
                 1.900% due 11/08/2002+                                        A-1+          P-1            1,986,278
  2,000,000    Lexington Parker Capital Corporation
                 1.790% due 08/06/2002+                                        A-1           NR             1,996,420
  2,000,000    Lloyds Bank Plc
                 1.870% due 09/24/2002+                                        A-1+          P-1            1,991,169
  2,000,000    Marsh & McLennan Companies, Inc.
                 1.770% due 08/07/2002+                                        A-1+          P-1            1,996,362
  2,000,000    Moat Funding LLC
                 1.800% due 09/25/2002+                                        A-1+          P-1            1,991,400
  2,000,000    Mont Blanc Capital Corporation
                 1.800% due 07/01/2002+                                        A-1+          P-1            2,000,000
  2,000,000    National Rural Utilities Cooperative Finance Corporation
                 1.800% due 07/12/2002+                                        A-1           P-1            1,998,900
  2,000,000    Nestle Capital Corporation
                 1.870% due 07/08/2002+                                        A-1+          P-1            1,999,273
  2,000,000    Park Avenue Receivables Corporation
                 1.780% due 07/09/2002+                                        A-1           P-1            1,999,209
  2,000,000    Preferred Receivables Funding Corporation
                 1.780% due 07/09/2002+                                        A-1           P-1            1,999,209
  2,000,000    Receivables Capital Corporation
                 1.790% due 09/18/2002+                                        A-1+          P-1            1,992,144

                       See Notes to Financial Statements.

Munder Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                                RATING (UNAUDITED)
PRINCIPAL                                                                      --------------------
AMOUNT                                                                         S&P          MOODY'S             VALUE
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
$ 2,000,000    Sigma Finance, Inc.
                 1.830% due 07/29/2002+                                        A-1+          P-1          $ 1,997,153
  2,000,000    Superior Funding Capital
                 1.820% due 07/05/2002+                                        A-1+          P-1            1,999,596
                                                                                                          -----------
TOTAL COMMERCIAL PAPER
  (Cost $38,057,817)                                                                                       38,057,817
                                                                                                          -----------
CORPORATE NOTES -- 0.9%
  (Cost $633,000)
    633,000    Capital One Funding Corporation
                 1.940% due 04/01/2009++                                       A-1           P-1              633,000
                                                                                                          -----------
REPURCHASE AGREEMENTS -- 23.4%
 15,010,987    Agreement with Lehman Brothers,
                 1.850% dated 06/28/2002, to be repurchased at $15,010,987
                 on 07/01/2002, collateralized by $44,720,000 U.S. Treasury
                 Strip,
                 8.750% maturing 08/15/2020 (value $15,311,233)                                            15,010,987
  2,000,000    Agreement with State Street Bank and Trust Company,
                 1.850% dated 06/28/2002, to be repurchased at $2,000,308
                 on 07/01/2002, collateralized by $1,635,000 U.S. Treasury
                 Bond,
                 10.750% maturing 08/15/2005 (value 2,045,794)                                              2,000,000
                                                                                                          -----------
TOTAL REPURCHASE AGREEMENTS
  (Cost $17,010,987)                                                                                       17,010,987
                                                                                                          -----------

TOTAL INVESTMENTS
  (Cost $72,699,690*)                                                                100.1%              72,699,690
OTHER ASSETS AND LIABILITIES (NET)                                                    (0.1)                 (99,174)
                                                                                     -----              -----------
NET ASSETS                                                                           100.0%             $72,600,516
                                                                                     =====              ===========

------------
 * Aggregate cost for Federal tax purposes is $72,699,690.
 + Rate represents annualized yield at date of purchase.
++ Variable rate security. The interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.7%
    ALABAMA -- 2.3%
$1,985,000    Alabama State, GO, Series A,
                5.000% due 06/01/2003                                          AA            Aa3          $  2,045,458
 1,000,000    Jefferson County, Alabama, Sewer Revenue, (MBIA Insured),
                5.650% due 09/01/2008                                          AAA           Aaa             1,051,472
 1,000,000    Mobile, Alabama, Dock & Wharf Revenue, Refunding, Holnam,
                Inc. Project, Series A, (Bayerische Landesbank, LOC),
                1.200% due 06/01/2032+                                        A-1+          VMIG1            1,000,000
 2,500,000    Mobile, Alabama, Industrial Development Board Dock & Wharf
                Revenue, Refunding, Holnam, Inc. Project, Series B,
                (Wachovia Bank, LOC),
                1.250% due 06/01/2032+                                         A+           VMIG1            2,500,000
                                                                                                          ------------
                                                                                                             6,596,930
                                                                                                          ------------
    ARIZONA -- 4.1%
 3,400,000    Apache County, Arizona, Industrial Development Authority,
                Industrial Development Revenue, (Tucson Electric -- 83C),
                (Society Generale, LOC), 1.250% due 12/15/2018+               A-1+          VMIG1            3,400,000
 1,905,000    Arizona State Transportation Board Excise Tax Revenue,
                Maricopa County Regional Area Road A,
                5.000% due 07/01/2002                                          AA            Aa2             1,905,000
   500,000    Maricopa County, Arizona, GO Refunding (FGIC Insured),
                6.250% due 07/01/2002                                          AAA           Aaa               500,000
 3,000,000    Pima County, Arizona Industrial Development Authority,
                (Tucson Electric), (Toronto Dominion, LOC),
                1.200% due 12/01/2022+                                        A-1+          VMIG1            2,999,985
 1,000,000    Salt River Project, Arizona, Agriculture Improvement & Power
                District, Electric Systems Revenue, Refunding, Salt River
                Project, Series A,
                5.500% due 01/01/2003                                          AA            Aa2             1,019,778
 2,000,000    Tempe, Arizona, Excise Tax Revenue, Series A,
                5.000% due 07/01/2002                                          AA+           Aa2             2,000,000
                                                                                                          ------------
                                                                                                            11,824,763
                                                                                                          ------------
    CALIFORNIA -- 0.7%
 2,000,000    California State, Revenue Anticipation Notes, Series A,
                1.800% due 10/25/2002                                         SP-1+          MIG1            2,000,755
                                                                                                          ------------
    COLORADO -- 5.1%
 1,500,000    Adams County, Colorado, Industrial Development Revenue,
                Clear Creek Business (Citibank LOC),
                1.250% due 11/01/2008+                                         NR           VMIG1            1,500,000
 1,325,000    Boulder County, Colorado, Development Revenue, Humane
                Society, Inc. Project, (Wells Fargo Bank N.A., LOC),
                1.400% due 05/01/2020+                                         NR             NR             1,325,000
 1,940,000    Colorado Health Facilities Authority Revenue, Craig Hospital
                Project, (Wells Fargo Bank N.A., LOC),
                1.300% due 12/01/2021+                                         AA-            NR             1,940,000
 1,000,000    Crystal Valley, Colorado, Metropolitan District Number 1,
                (Wells Fargo Bank, NA, LOC),
                1.300% due 05/01/2032                                         A-1+            NR             1,000,000
 2,100,000    Denver, Colorado, City & County Airport Revenue, Refunding,
                Series A,
                7.250% due 11/15/2002                                          AAA            A2             2,180,951

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    COLORADO (CONTINUED)
$4,000,000    Platte River Power Authority, Colorado Electric Revenue,
                Subordinated Lien, Series S-1, (Morgan Guarantee Trust,
                SPA),
                1.250% due 06/01/2018+                                        A-1+          VMIG1         $  4,000,000
 3,000,000    Superior Metropolitan District Number 3 Company, (U.S. Bank,
                NA, LOC),
                2.000% due 12/01/2002+                                         A+             A1             3,000,000
                                                                                                          ------------
                                                                                                            14,945,951
                                                                                                          ------------
    CONNECTICUT -- 1.5%
              Connecticut State, Health & Educational Facilities Authority
                Revenue:
    40,000    Bradley Healthcare, Series B, (Fleet National Bank, LOC),
                1.150% due 07/01/2029+                                         NR           VMIG1               40,000
 4,400,000    Westminster School, Series C, (Fleet Bank, NA, LOC),
                1.150% due 07/01/2032+                                         A-1            NR             4,400,000
                                                                                                          ------------
                                                                                                             4,440,000
                                                                                                          ------------
    FLORIDA -- 2.9%
 3,000,000    Florida Local Government Finance Commission, Pooled
                Commercial Paper Loan Program, Series A, (First Union
                National, LOC),
                1.400% due 08/08/2002                                          A-1           P-1             3,000,000
 3,000,000    Palm Beach County, Florida Revenue, Community Foundation
                Palm Beach Project, (Northern Trust Company, LOC),
                1.250% due 07/01/2034+                                         A1+            NR             3,000,000
 2,500,000    Palm Beach County, Florida Revenue, GO, Norton Gallery, Inc.
                Project, (Northern Trust Company, LOC),
                1.250% due 05/01/2025+                                         A1+            NR             2,500,000
                                                                                                          ------------
                                                                                                             8,500,000
                                                                                                          ------------
    GEORGIA -- 2.7%
 1,000,000    Burke County, Georgia, Development Authority Pollution
                Control Revenue, Oglethorpe Power Corporation, Series A,
                (FGIC Insured),
                1.300% due 01/01/2016+                                        A-1+          VMIG1            1,000,000
 2,000,000    Cherokee County, Georgia,
                5.000% due 08/01/2002                                          AA-           Aa2             2,006,005
 1,365,000    Clayton County, Georgia, Housing Authority Multifamily
                Housing Revenue, Refunding, Huntington Woods, Series A,
                (FSA Insured), (Societe Generale, SPA),
                1.250% due 01/01/2021+                                        A-1+          VMIG1            1,365,000
 1,000,000    De Kalb Private Hospital Authority Revenue, Anticipation
                Certificates, ESR Children's Health, Series A (Suntrust
                Bank, LOC),
                1.250% due 12/01/2028+                                         NR            Aa3             1,000,000
 2,385,000    Rockdale County, Georgia, Water & Sewer Authority Revenue,
                Series B, (MBIA Insured),
                5.000% due 07/01/2002                                          AAA           Aaa             2,385,000
                                                                                                          ------------
                                                                                                             7,756,005
                                                                                                          ------------
    IDAHO -- 0.5%
 1,360,000    Magic Valley, Idaho, Healthcare Systems, Inc. Revenue,
                Regional Medical Center Project (Wells Fargo Bank N.A.,
                LOC),
                1.300% due 12/01/2021+                                         NR           VMIG1            1,360,000
                                                                                                          ------------

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    ILLINOIS -- 12.5%
              Chicago, Illinois:
$1,000,000    Central Public Library, Series C, (AMBAC Insured),
                6.850% due 01/01/2017                                          AAA           Aaa          $  1,015,000
 2,000,000    Emergency Telephone Systems, (FGIC Insured),
                5.800% due 01/01/2003                                          AAA           Aaa             2,079,943
 3,500,000    Illinois Development Finance Authority Revenue, Adjusted
                World Communications, Inc., (Lasalle Bank, NA, LOC),
                1.250% due 08/01/2015+                                         NR           VMIG1            3,500,000
 2,225,000    Illinois Development Finance Authority, Industrial Revenue,
                Tajon Warehouse, Series B, (Bank of Kentucky, LOC),
                1.300% due 01/01/2010+                                         A-1            NR             2,225,000
              Illinois Educational Facilities Authority Revenues:
 1,100,000    Adjusted Chicago Children's Museum, (Bank One N.A., LOC),
                1.300% due 02/01/2028+                                         A-1          VMIG1            1,100,000
 1,100,000    Columbia College, (Harris Trust & Savings Bank, LOC),
                1.250% due 06/01/2030+                                        A-1+            NR             1,100,000
 9,960,000    Illinois Health Facilities Authority, Advocate Health Care,
                Series B, (Multi LOC's),
                1.400% due 08/15/2022+                                         A-1          VMIG1            9,960,000
 5,700,000    Illinois Health Facilities Authority Revenue, Swedish
                Covenant Hospital, Series A, (AMBAC Insured), (Harris
                Trust & Savings Bank, SPA),
                1.300% due 08/15/2029+                                        A-1+          VMIG1            5,700,000
 4,000,000    Illinois State Toll Highway Authority, Toll Highway Priority
                Revenue, Refunding, Series B, (MBIA Insured), (Societe
                Generale, LOC),
                1.200% due 01/01/2010+                                        A-1+          VMIG1            4,000,000
 2,000,000    Illinois State Toll Highway Authority, Toll Highway Revenue,
                Refunding, Series B, (FSA Insured), (Landesbank
                Hessen-Thueringen, SPA),
                1.250% due 01/01/2016                                          AAA          VMIG1            2,000,000
 1,800,000    Schaumburg, Illinois, GO, Series A, (Northern Trust Company,
                SPA),
                1.200% due 12/01/2013+                                         AA+           Aa1             1,800,000
 2,000,000    West Chicago, Illinois, Industrial Development Revenue,
                Refunding, Liquid Container Project, (Bank of America,
                LOC),
                1.350% due 03/01/2015+                                         NR            Aa1             2,000,000
                                                                                                          ------------
                                                                                                            36,479,943
                                                                                                          ------------
    INDIANA -- 6.7%
 1,700,000    Franklin County, Indiana, Economic Development Revenue,
                Sisters St. Francis Project, (Banc One, LOC),
                1.300% due 12/01/2018+                                         A+             NR             1,700,000
 5,100,000    Indiana Health Facility Financing Authority Hospital
                Revenue, Clarian Health Obligation Group, Series C,
                (Westdeutsche Landesbank, SPA),
                1.250% due 03/01/2030+                                        A-1+          VMIG1            5,100,000
 6,000,000    Indiana Municipal Power Supply Systems Revenue, Refunding,
                Series A, (Toronto-Dominion Bank, LOC),
                1.250% due 01/01/2018+                                        A-1+          VMIG1            6,000,000
 2,000,000    Miami County Industrial Economic Development Revenue, Dukes
                Memorial Hospital Project, (Wells Fargo Bank, NA, LOC),
                1.300% due 10/01/2030                                         A-1+            NR             2,000,000
 1,530,000    Porter County, Indiana, Juvenille Service Center Building
                Corp., 1st Mortgage,
                5.750% due 07/15/2002                                          NR             A1             1,563,016

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    INDIANA (CONTINUED)
              Purdue Indiana University Revenue:
$1,040,000    Student Fee Series Q,
                5.250% due 07/01/2002                                          AA            Aa2          $  1,040,000
 1,000,000    Student Fee Series P,
                4.000% due 07/01/2002                                          AA            Aa2             1,000,000
 1,000,000    Richmond, Indiana, Hospital Authority Revenue, Refunding,
                Reid Hospital & Health Care, (U.S. Bank, NA, LOC),
                1.300% due 01/01/2012+                                         A-1            NR             1,000,000
                                                                                                          ------------
                                                                                                            19,403,016
                                                                                                          ------------
    IOWA -- 1.9%
 1,400,000    Iowa Finance Authority Museum Facilities Revenue, Putnam
                Museum Of History, (Wells Fargo Bank N.A., LOC),
                1.300% due 05/01/2012+                                        A-1+            NR             1,400,000
 1,500,000    Iowa Higher Education Loan Authority Revenue, Higher
                Education State Ambrose University, (Wells Fargo Bank
                N.A., LOC),
                1.400% due 02/01/2007+                                         NR             NR             1,500,000
 1,330,000    Ottumwa, Iowa, Revenue, Purchase, Ottumwa Regional Health
                Center, (Wells Fargo Bank, N.A., LOC),
                1.300% due 10/01/2006+                                        A-1+            NR             1,330,000
 1,200,000    Webster County, Iowa, Educational Facilities Revenue, St.
                Edmond Project, (Wells Fargo Bank N.A., LOC),
                1.300% due 07/01/2020                                         A-1+            NR             1,200,000
                                                                                                          ------------
                                                                                                             5,430,000
                                                                                                          ------------
    KANSAS -- 1.3%
 2,880,000    Kansas State Development Finance Authority Revenue, Kansas
                State Project, (AMBAC Insured),
                4.250% due 09/01/2002                                          AAA           Aaa             2,887,889
 1,000,000    Wamego Kansas Pollution Control Revenue, Refunding,
                Utilicorp United Inc. Project, (Bank One Chicago N.A.,
                LOC),
                1.300% due 03/01/2026+                                         A+            P-1             1,000,000
                                                                                                          ------------
                                                                                                             3,887,889
                                                                                                          ------------
    KENTUCKY -- 3.6%
 2,680,000    Covington, Kentucky, Industrial Building Revenue, Baptist
                Convalescent Project, (Fifth Third Bank, LOC),
                1.420% due 04/01/2019+                                         NR             NR             2,680,000
 3,440,000    Jeffersontown, Kentucky, Lease Program Revenue, Kentucky
                League Of Cities Funding Trust, (Firstar Bank, LOC),
                1.360% due 03/01/2030+                                         NR           VMIG1            3,440,000
              Kentucky State Turnpike Authority Economic Development Road
                Revenue:
 1,350,000    Refunding, Revitalization Project,
                5.700% due 01/01/2003                                          AA-           Aa3             1,377,963
 1,000,000    Refunding, Revitalization Projects,
                5.250% due 07/01/2002                                          AA-           Aa3             1,000,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    KENTUCKY (CONTINUED)
$1,000,000    Lexington-Fayette Urban County, Kentucky, Government
                Industrial Building Revenue, Roman Catholic Diocese
                Project, (Fifth Third Bank N.A., LOC),
                1.280% due 09/01/2015+                                         NR             NR          $  1,000,000
 1,000,000    Newport, Kentucky, Lease Program Revenue, Kentucky League of
                Cities Funding Trust, (U.S. Bank N.A., LOC),
                1.280% due 04/01/2032+                                         NR           VMIG1            1,000,000
                                                                                                          ------------
                                                                                                            10,497,963
                                                                                                          ------------
    MAINE -- 0.5%
 1,565,000    Maine Municipal Bond Bank, Series D,
                3.250% due 11/01/2002                                          AAA           Aa1             1,570,951
                                                                                                          ------------
    MARYLAND -- 2.0%
 2,900,000    Baltimore County, Maryland, Revenue Bonds, Sheppard & Enoch
                Pratt Hospital, (Bank of America, LOC),
                1.250% due 07/01/2022+                                         NR           VMIG1            2,900,000
 2,790,000    Charles County, Maryland, Refunding, County Commissioners
                Consolidated Public Improvement,
                3.000% due 01/15/2003                                          AA            Aa2             2,812,313
                                                                                                          ------------
                                                                                                             5,712,313
                                                                                                          ------------
    MICHIGAN -- 4.2%
 1,000,000    Flint, Michigan, Hospital Building Authority Revenue, Hurley
                Medical Center, Series B, (Lasalle National Bank, LOC),
                1.250% due 07/01/2015+                                         NR           VMIG1            1,000,000
 5,500,000    Kalamazoo County, Michigan, Economic Development Revenue,
                (Old Kent Bank, LOC),
                1.350% due 09/01/2015+                                         NR             NR             5,500,000
 1,945,000    Michigan State Hospital Finance Authority Revenue, Chelsea
                Community Hospital, (National City Bank, LOC),
                1.300% due 05/15/2031+                                         A-1            NR             1,945,000
              Michigan State Strategic Fund Limited Obligation Revenue:
 1,650,000    Refunding, Goodwill Industrial Project, (Fifth Third Bank
                N.A., LOC),
                1.280% due 02/01/2027+                                         NR             NR             1,650,000
 2,000,000    Roeper School Project, (Standard Federal Bank, LOC),
                1.270% due 05/01/2032                                         A-1+            NR             2,000,000
                                                                                                          ------------
                                                                                                            12,095,000
                                                                                                          ------------
    MINNESOTA -- 1.4%
 3,000,000    City of Rochester, Minnesota, Series 2000-B,
                1.550% due 08/05/2002                                         A-1+           P-1             3,000,000
 1,010,000    Stillwater, Minnesota, Independent School District Number
                834, Refunding,
                5.000% due 02/01/2003                                          NR            Aa1             1,028,524
                                                                                                          ------------
                                                                                                             4,028,524
                                                                                                          ------------
    MISSISSIPPI -- 1.7%
 1,000,000    Jackson, Mississippi, GO, Public School District,
                5.900% due 07/01/2002+                                         NR             A1             1,000,000
 4,000,000    Mississippi Hospital Equipment & Facilities Authority
                Revenue, North Mississippi Health Services, Series 1,
                (Westdeutsche Landesbank, SPA),
                1.250% due 05/15/2030+                                        A-1+          VMIG1            4,000,000
                                                                                                          ------------
                                                                                                             5,000,000
                                                                                                          ------------

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    NEBRASKA -- 0.6%
$1,550,000    Nebraska Public Power District Revenue, Power Supply System,
                5.700% due 01/01/2003                                          AAA           AAA          $  1,609,071
                                                                                                          ------------
    NEW JERSEY -- 1.5%
 3,500,000    New Jersey State Turnpike Authority, Turnpike Revenue,
                Adjusted, Series D, (FGIC Insured), (Societe Generale,
                LOC),
                1.100% due 01/01/2018                                         A-1+          VMIG1            3,500,000
 1,000,000    New Jersey State, GO, Government,
                6.250% due 08/01/2002                                          AA            Aaa             1,013,865
                                                                                                          ------------
                                                                                                             4,513,865
                                                                                                          ------------
    NEW MEXICO -- 1.6%
 1,770,000    Farmington, New Mexico, GO, Municipal School District NO.
                005, Education Technology Notes,
                2.100% due 09/01/2002                                          NR             A1             1,770,883
 3,000,000    New Mexico State, Refunding Series A,
                5.000% due 09/01/2002                                          AA+           Aa1             3,015,582
                                                                                                          ------------
                                                                                                             4,786,465
                                                                                                          ------------
    NEW YORK -- 1.7%
 1,000,000    Long Island Power Authority, New York Electric System
                Revenue, Subordinated Subseries 3B, (Westdeutsche
                Landesbanken, LOC),
                1.800% due 05/01/2033+                                        A-1+            NR             1,000,000
              New York City Transitional Finance Authority Revenue:
 2,000,000    Series 4,
                2.500% due 02/26/2003                                         SP-1+          MIG1            2,012,620
   730,000    Future Tax Secured, Series C,
                4.500% due 11/01/2002                                          AA+           Aa2               737,006
 1,100,000    New York City Recovery Notes, Series A,
                3.250% due 10/02/2002                                         SP-1+          MIG1            1,103,072
                                                                                                          ------------
                                                                                                             4,852,698
                                                                                                          ------------
    NORTH CAROLINA -- 1.7%
 1,040,000    Greensboro, North Carolina, Public Improvement,
                1.250% due 04/01/2019+                                        A-1+          VMIG1            1,040,000
 2,000,000    North Carolina Medical Care Community Health Care Facilities
                Revenue, Rutherford Hospital, Inc. Project (Branch Banking
                & Trust, LOC),
                1.350% due 09/01/2021+                                         NR           VMIG1            2,000,000
 1,930,000    North Carolina Medical Care Community Hospital Revenue, J.
                Arthur Dosher Memorial Hospital, (Branch Banking & Trust,
                LOC),
                1.350% due 05/01/2018                                          A-1            NR             1,930,000
                                                                                                          ------------
                                                                                                             4,970,000
                                                                                                          ------------
    OHIO -- 5.6%
 4,760,000    Franklin County, Ohio, Hospital Revenue, US Health
                Corporation, Series A, (Morgan Guarantee, LOC),
                1.250% due 12/01/2021+                                         NR           VMIG1            4,760,000
 2,150,000    Indian Hill, Ohio, Economic Development, Cincinnati County
                Day School, (Fifth Third, LOC),
                1.390% due 05/01/2019+                                         NR             NR             2,150,000
 1,000,000    Jonathan Alder Ohio Local School District, GO, Bond
                Anticipation Notes,
                2.125% due 12/03/2002                                          NR            MIG1            1,002,622

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    OHIO (CONTINUED)
$4,525,000    Middleburg Heights, Ohio, Hospital Revenue, Southwest
                General Health, (Keybank NA, LOC),
                1.300% due 08/15/2022+                                         A-1            NR          $  4,525,000
 2,855,000    Montgomery County, Ohio, Society Saint Vincent DePaul, (Nat
                City, LOC),
                1.300% due 12/01/2010+                                         A-1            NR             2,855,000
 1,000,000    Van Wert, Ohio, City School District, Bond Anticipation
                Notes,
                2.500% due 10/10/2002                                          NR            MIG1            1,001,502
                                                                                                          ------------
                                                                                                            16,294,124
                                                                                                          ------------
    OKLAHOMA -- 0.7%
 1,900,000    Tulsa County, Oklahoma, Independent School District Number
                001, GO, Combination Purpose, Series A,
                3.800% due 10/01/2002                                          AA            Aa2             1,911,097
                                                                                                          ------------
    OREGON -- 4.2%
 2,500,000    Oregon State, Tax Anticipation Notes, Series A,
                3.250% due 05/01/2003                                         SP-1+          MIG1            2,525,507
 3,500,000    Oregon State Health Housing Educational & Cultural
                Facilities Authority, (Adjusted Assumption Village Project
                Series A), (Keybank N.A., LOC),
                1.250% due 03/01/2033+                                         NR           VMIG1            3,500,000
 4,550,000    Portland, Oregon Multifamily Revenue, (Harris Trust and
                Savings Bank, LOC),
                1.400% due 12/01/2011+                                         AA-            NR             4,550,000
 1,500,000    Tri-County, Oregon, Metropolitan Transportation District
                Revenue, Refunding, Series A,
                5.700% due 08/01/2002                                          AA+           Aa3             1,519,363
                                                                                                          ------------
                                                                                                            12,094,870
                                                                                                          ------------
    PENNSYLVANIA -- 4.9%
 1,545,000    Allegheny County, Pennsylvania, Hospital Development
                Revenue, Variable Health Center Presbyterian, Series D,
                (MBIA Insured) (First Union National Bank, SPA),
                1.250% due 03/01/2020+                                         A-1          VMIG1            1,545,000
 2,700,000    Allegheny County, Pennsylvania, Redevelopment Authority,
                Brentwood Towne Square Project, Series A (NAT City LOC),
                1.350% due 11/01/2019+                                         A-1            NR             2,700,000
 1,000,000    Bethlehem, Pennsylvania, Water Authority Revenue, Series A,
                (MBIA Insured),
                6.100% due 11/15/2002                                          AAA           Aaa             1,016,801
 2,000,000    Delaware Valley, Pennsylvania, Registered Finance, Mode 1,
                (Credit Suisse, LOC),
                1.250% due 08/01/2016+                                        A-1+          VMIG1            2,000,000
 2,600,000    Schuylkill County, Pennsylvania, Industrial Development
                Authority, Gilbertown Power Project, (Mellon Bank, LOC),
                1.250% due 12/01/2002+                                        A-1+            NR             2,600,000
 4,305,000    Washington County, Pennsylvania, Authority Lease Revenue,
                Higher Education Pooled Equipment Lease, (First Union
                National Bank, LOC),
                1.300% due 11/01/2005+                                         NR           VMIG1            4,305,000
                                                                                                          ------------
                                                                                                            14,166,801
                                                                                                          ------------
    TENNESSEE -- 3.8%
 2,000,000    Shelby County, Tennessee, GO, Refunding, Series B,
                4.250% due 11/01/2002                                          AA+           Aa2             2,014,928

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    TENNESSEE (CONTINUED)
              Shelby County, Tennessee, Health Educational & Housing
                Facilities Board Revenue:
$3,000,000    Baptist Memorial Hospital Project, (Bank of America, LOC),
                1.350% due 07/09/2002                                         A-1+            NR          $  3,000,000
 6,135,000    Refunding, Multifamily Housing-Wyndridge, (Credit Suisse,
                LOC),
                1.300% due 11/01/2019+                                        A-1+            NR             6,135,000
                                                                                                          ------------
                                                                                                            11,149,928
                                                                                                          ------------
    TEXAS -- 6.4%
 1,600,000    Grapevine Texas Industrial Development Corporation Revenue,
                American Airlines, Inc., Series A-1,
                1.850% due 12/01/2024+                                         NR            P-1             1,600,000
 1,800,000    Grapevine, Texas, Industrial Development Corp., Revenue,
                American Airlines, Inc., Series B-3, (Bayerische
                Landesbank, LOC),
                1.850% due 12/01/2024+                                         NR            P-1             1,800,000
              Harris County, Texas:
 1,850,000    Certificates Obligation,
                3.600% due 10/01/2002                                          AA+           Aa1             1,857,910
 1,685,000    Pre-refunded, Toll Road, Series A, (FGIC Insured),
                6.500% due 08/15/2002                                          AAA           Aaa             1,726,668
 1,325,000    Prerefunded Toll Road, Series A, (AMBAC Insured),
                6.500% due 08/15/2002                                          AAA           Aaa             1,359,495
 2,000,000    Houston, Texas, GO, Series C,
                1.350% due 10/08/2002                                         A-1+           P-1             2,000,000
 1,000,000    Richardson Texas Independent School District, GO, Refunding,
                (PSF-GTD Insured),
                4.500% due 02/15/2003                                          AAA           Aaa             1,016,958
 2,000,000    San Antonio Texas, Refunding, GO,
                8.000% due 08/01/2002                                          AA+           Aa2             2,008,796
 2,270,000    San Antonio, Texas, Independent School District, Building,
                Series A, GO (PSFG Insured),
                4.000% due 08/15/2002                                          AAA           Aaa             2,273,978
 3,000,000    Texas State, Tax & Revenue Anticipation Notes, Series A,
                3.750% due 08/29/2002                                         SP-1+          MIG1            3,005,913
                                                                                                          ------------
                                                                                                            18,649,718
                                                                                                          ------------
    VIRGINIA -- 3.5%
 2,825,000    Arlington County, Virginia Revenue, Ballston Public Parking,
                (Citibank, N.A., LOC),
                1.400% due 08/01/2017+                                        A-1+            NR             2,825,000
 4,000,000    Clarke County, Virginia, Industrial Development Authority,
                Hospital Facilities Revenue, Winchester Medical Center,
                Inc. (FSA Insured), (Chase Manhattan Bank, SPA),
                1.350% due 01/01/2030+                                        A-1+            NR             4,000,000
 2,000,000    Roanoke Valley Virginia Resource Authority, Solid Waste
                Systems Revenue,
                5.750% due 09/01/2012                                          A+             NR             2,053,997
 1,390,000    Virginia State Public School Authority, Series A,
                5.500% due 08/01/2002                                          AA+           Aa1             1,393,264
                                                                                                          ------------
                                                                                                            10,272,261
                                                                                                          ------------

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    WASHINGTON -- 1.2%
$1,000,000    Chelan County, Washington, Public Utility District No. 001,
                Refunding, Chelan Hydro, Series D,
                4.500% due 07/01/2002                                          AA            Aa3          $  1,000,000
              King County, Washington:
 1,000,000    (MBIA Insured),
                3.000% due 12/01/2002                                          AAA           Aaa             1,005,564
 1,500,000    Refunding,
                5.000% due 12/01/2002                                          AA+           Aaa             1,521,058
                                                                                                          ------------
                                                                                                             3,526,622
                                                                                                          ------------
    WISCONSIN -- 4.7%
 1,245,000    Brown County, Wisconsin, GO, Series A,
                4.000% due 11/01/2002                                          NR            Aa1             1,255,720
 1,125,000    Kettle Moraine School District, Wisconsin, GO, Refunding,
                Series A,
                3.000% due 04/01/2003                                          AA            Aa3             1,136,258
 1,000,000    Menomonee Falls, Wisconsin, Promissory Notes,
                3.100% due 06/01/2003                                          NR            Aa3             1,010,370
 1,250,000    Middleton-Cross Plains Area School District, Wisconsin, GO,
                (FGIC Insured),
                5.500% due 04/01/2008                                          AAA           Aaa             1,286,370
 1,000,000    Monona Grove Wisconsin School District, Bond Anticipation
                Notes,
                2.875% due 12/01/2002                                          NR            MIG1            1,005,897
 4,000,000    Wisconsin State Health & Educational Facilities Authority
                Revenue, University of Wisconsin Medical Foundation,
                (Lasalle Bank N.A., LOC),
                1.330% due 05/01/2030+                                        A-1+            NR             4,000,000
 1,630,000    Wisconsin State Transportation Revenue, Refunding, Series A,
                5.000% due 07/01/2002                                          AA-           Aa3             1,630,000
 2,250,000    Wisconsin State, Petroleum Inspection Fee Revenue, Series A,
                5.500% due 07/01/2003                                          AA-           Aa3             2,332,689
                                                                                                          ------------
                                                                                                            13,657,304
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $283,984,827)                                                                                      283,984,827
                                                                                                          ------------

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 0.2%
   135,634    Dreyfus Tax-Exempt Cash Management Fund                                                     $    135,634
   585,882    Valiant Tax-Exempt Money Market Fund                                                             565,882
                                                                                                          ------------
TOTAL INVESTMENT COMPANIES
  (Cost $701,516)                                                                                              701,516
                                                                                                          ------------

TOTAL INVESTMENTS
  (Cost $284,686,343*)                                                                97.9%              284,686,343
OTHER ASSETS AND LIABILITIES (NET)                                                     2.1                 6,138,733
                                                                                     -----              ------------
NET ASSETS                                                                           100.0%             $290,825,076
                                                                                     =====              ============

------------
* Aggregate cost for Federal tax purposes is 284,686,343.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC   -- Federal Guaranty Insurance Corporation
FNMA -- Federal National Mortgage Assurance
FSA   -- Financial Security Assurance
GO    -- General Obligation Bonds
LOC   -- Instruments supported by bank letter of credit
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
SPA   -- Stand by Purchase Agreement

                       See Notes to Financial Statements.

Munder U.S. Treasury Money Market Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                                      VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 54.7%
    U.S. TREASURY BILLS -- 54.7%
$15,000,000    1.810% due 07/11/2002+                                                                 $14,992,542
 15,000,000    1.680% due 09/12/2002+                                                                  14,948,900
                                                                                                      -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $29,941,442)                                                                                   29,941,442
                                                                                                      -----------
REPURCHASE AGREEMENTS -- 44.4%
 12,339,409    Agreement with Lehman Brothers Holdings, Inc.,
                 1.85% dated 06/28/2002, to be repurchased at $12,341,311
                 on 07/01/2002, collateralized by $29,815,000 U.S. Treasury
                 Strip, 8.75% maturing 05/15/2017 (value $12,586,700)                                  12,339,409
 12,000,000    Agreement with State Street Bank and Trust Company,
                 1.85% dated 06/28/2002, to be repurchased at $12,001,850
                 on 07/01/2002, collateralized by $12,320,000 U.S. Treasury
                 Bill, 1.700%, maturing 11/07/2002 (value $12,243,000)                                 12,000,000
                                                                                                      -----------
TOTAL REPURCHASE AGREEMENTS
  (Cost $24,339,409)                                                                                   24,339,409
                                                                                                      -----------

TOTAL INVESTMENTS
  (Cost $54,280,851*)                                                               99.1%              54,280,851
OTHER ASSETS AND LIABILITIES (NET)                                                   0.9                  475,075
                                                                                   -----              -----------
NET ASSETS                                                                         100.0%             $54,755,926
                                                                                   =====              ===========

------------
* Aggregate cost for Federal tax purposes is $54,280,851.
+ Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, June 30, 2002

--------------------------------------------------------------------------------

                                               INCOME FUNDS
                                               ------------------------------------------------------------------------------
                                                               MUNDER          MUNDER           MUNDER U.S.     MUNDER
                                               MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT      MICHIGAN
                                               BOND            BOND            BOND             INCOME          TAX-FREE BOND
                                               FUND            FUND            FUND             FUND            FUND
                                               ------------------------------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities.............................    $142,588,008    $407,989,534     $35,996,999     $262,772,286     $46,155,747
    Repurchase agreements..................       4,047,000      27,364,000         475,000        5,754,000         --
                                               ------------    ------------     -----------     ------------     -----------
Total Investments..........................     146,635,008     435,353,534      36,471,999      268,526,286      46,155,747
Foreign currency, at value.................         --              --              498,795          --              --
Cash.......................................              22             620             146              190         --
Interest receivable........................       1,910,247       4,180,149         774,597        1,440,576         450,010
Receivable for investment securities
  sold.....................................         184,000         --              --               --              --
Receivable for Fund shares sold............           1,437         882,159          81,063          549,334          50,891
Prepaid expenses and other assets..........          25,952          34,635          28,643           29,027           3,846
                                               ------------    ------------     -----------     ------------     -----------
      Total Assets.........................     148,756,666     440,451,097      37,855,243      270,545,413      46,660,494
                                               ------------    ------------     -----------     ------------     -----------
LIABILITIES:
Payable for Fund shares redeemed...........         349,544         289,183         --               127,056         102,454
Payable for investment securities
  purchased................................         --            2,657,923         949,082          --              --
Payable upon return of securities loaned...      14,389,961      51,024,015         --            47,478,668         --
Investment advisory fees payable...........          55,973         159,228          14,876           90,943          19,055
Administration fees payable................          14,662          41,718           3,899           24,068           5,048
Shareholder servicing fees payable.........           8,012          59,882               2           29,161           8,382
Distribution fees payable..................           8,106           4,838             568           19,104           1,677
Transfer agency/record keeping fees........          13,592          25,851           5,262           23,002           6,692
Custody fees payable.......................           6,980          14,804           7,869            7,640           3,867
Trustees'/Directors' fees and expenses
  payable..................................           4,410          10,935             969            6,385           1,418
Dividends payable..........................         --              --              --               --              --
Accrued expenses and other payables........          25,249          64,468           5,986           37,850           8,764
                                               ------------    ------------     -----------     ------------     -----------
      Total Liabilities....................      14,876,489      54,352,845         988,513       47,843,877         157,357
                                               ------------    ------------     -----------     ------------     -----------
NET ASSETS.................................    $133,880,177    $386,098,252     $36,866,730     $222,701,536     $46,503,137
                                               ============    ============     ===========     ============     ===========
Investments, at cost.......................    $145,900,946    $429,223,932     $36,487,872     $258,933,507     $43,823,708
                                               ============    ============     ===========     ============     ===========
Foreign currency, at cost..................    $    --         $    --          $   474,380     $    --          $   --
                                               ============    ============     ===========     ============     ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         MONEY MARKET FUNDS
-------------------------------------    ----------------------------------------------------------------
    MUNDER          MUNDER               MUNDER                            MUNDER           MUNDER
    TAX-FREE        TAX-FREE SHORT-      CASH              MUNDER          TAX-FREE         U.S. TREASURY
    BOND            INTERMEDIATE BOND    INVESTMENT        MONEY MARKET    MONEY MARKET     MONEY MARKET
    FUND            FUND                 FUND              FUND            FUND             FUND
---------------------------------------------------------------------------------------------------------
    $107,742,334       $166,737,845      $  894,120,717    $55,688,703     $284,686,343      $29,941,442
         --               --                167,259,605     17,010,987          --            24,339,409
    ------------       ------------      --------------    -----------     ------------      -----------
     107,742,334        166,737,845       1,061,380,322     72,699,690      284,686,343       54,280,851
         --               --                   --              --               --               --
         --               --                   --              --                   178          --
       1,534,165          2,065,825           3,810,220        229,702        1,804,514            3,752
         --                  55,361            --              --               --               --
          13,598          1,039,401          14,482,983        729,845        5,059,612          574,571
          25,857             27,607              52,199         58,100           21,652           13,109
    ------------       ------------      --------------    -----------     ------------      -----------
     109,315,954        169,926,039       1,079,725,724     73,717,337      291,572,299       54,872,283
    ------------       ------------      --------------    -----------     ------------      -----------
          84,278            247,290              98,552      1,016,010          288,877           16,337
         --               --                   --              --               --               --
         --               --                   --              --               --               --
          47,025             68,380             299,453         22,826           81,077           14,713
          11,914             18,150             115,182          7,679           31,185            5,606
          22,131             31,793              83,864        --                19,901            3,553
           4,156              5,520              32,591         41,387           14,336            4,272
           4,325             14,657              33,597         10,458           12,048            3,974
           5,524              6,734              23,688          3,152           12,475            5,181
           3,495              4,958              33,048          2,344            9,150            3,016
         --               --                  1,295,657        --               221,588           41,103
          10,563             30,867             214,115         12,965           56,586           18,602
    ------------       ------------      --------------    -----------     ------------      -----------
         193,411            428,349           2,229,747      1,116,821          747,223          116,357
    ------------       ------------      --------------    -----------     ------------      -----------
    $109,122,543       $169,497,690      $1,077,495,977    $72,600,516     $290,825,076      $54,755,926
    ============       ============      ==============    ===========     ============      ===========
    $102,607,869       $159,201,907      $1,061,380,322    $72,699,690     $284,686,343      $54,280,851
    ============       ============      ==============    ===========     ============      ===========
    $    --            $  --             $     --          $   --          $    --           $   --
    ============       ============      ==============    ===========     ============      ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                              INCOME FUNDS
                                              ------------------------------------------------------------------------------
                                                              MUNDER          MUNDER           MUNDER U.S.     MUNDER
                                              MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT      MICHIGAN
                                              BOND            BOND            BOND             INCOME          TAX-FREE BOND
                                              FUND            FUND            FUND             FUND            FUND
                                              ------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed/(Accumulated) net investment
  income/(loss)...........................    $    193,793    $    464,858     $  (913,522)    $    191,697     $    26,220
Accumulated net realized gain/(loss) on
  investments sold........................     (16,921,039)    (29,255,773)       (499,655)      (3,034,588)       (578,482)
Net unrealized appreciation of
  investments.............................         734,062       6,129,602          69,404        9,592,779       2,332,039
Par value.................................          14,312          40,707          37,809           21,120           4,555
Paid-in capital in excess of par value....     149,859,049     408,718,858      38,172,694      215,930,528      44,718,805
                                              ------------    ------------     -----------     ------------     -----------
                                              $133,880,177    $386,098,252     $36,866,730     $222,701,536     $46,503,137
                                              ============    ============     ===========     ============     ===========
NET ASSETS:
Class A Shares............................    $  6,697,352    $ 10,321,106     $ 1,308,278     $ 12,739,177     $ 2,426,237
                                              ============    ============     ===========     ============     ===========
Class B Shares............................    $  7,255,012    $ 11,607,870     $   257,918     $ 14,758,964     $ 1,419,910
                                              ============    ============     ===========     ============     ===========
Class C Shares............................    $    988,321    $  1,320,937     $   236,992     $  2,295,308     $   124,515
                                              ============    ============     ===========     ============     ===========
Class K Shares............................    $ 46,311,569    $242,928,885     $     6,785     $153,065,315     $41,647,148
                                              ============    ============     ===========     ============     ===========
Class Y Shares............................    $ 72,627,923    $119,919,454     $35,056,757     $ 39,842,772     $   885,327
                                              ============    ============     ===========     ============     ===========
SHARES OUTSTANDING:
Class A Shares............................         716,801       1,086,934         134,940        1,209,405         237,689
                                              ============    ============     ===========     ============     ===========
Class B Shares............................         776,186       1,225,223          27,077        1,399,422         138,797
                                              ============    ============     ===========     ============     ===========
Class C Shares............................         105,237         138,881          24,520          217,915          12,201
                                              ============    ============     ===========     ============     ===========
Class K Shares............................       4,951,464      25,616,170             698       14,514,872       4,080,142
                                              ============    ============     ===========     ============     ===========
Class Y Shares............................       7,762,657      12,639,561       3,593,630        3,778,852          86,637
                                              ============    ============     ===========     ============     ===========
CLASS A SHARES:
Net asset value and redemption price per
  share...................................           $9.34           $9.50           $9.70           $10.53          $10.21
                                              ============    ============     ===========     ============     ===========
Maximum sales charge......................            4.00%           4.00%           4.00%            4.00%           4.00%
Maximum offering price per share..........           $9.73           $9.90          $10.10           $10.97          $10.64
                                              ============    ============     ===========     ============     ===========
CLASS B SHARES:
Net asset value and offering price per
  share*..................................           $9.35           $9.47           $9.53           $10.55          $10.23
                                              ============    ============     ===========     ============     ===========
CLASS C SHARES:
Net asset value and offering price per
  share*..................................           $9.39           $9.51           $9.67           $10.53          $10.21
                                              ============    ============     ===========     ============     ===========
CLASS K SHARES:
Net asset value, offering price and
  redemption price per share..............           $9.35           $9.48           $9.72           $10.55          $10.21
                                              ============    ============     ===========     ============     ===========
CLASS Y SHARES:
Net asset value, offering price and
  redemption price per share..............           $9.36           $9.49           $9.76           $10.54          $10.22
                                              ============    ============     ===========     ============     ===========

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         MONEY MARKET FUNDS
-------------------------------------    ----------------------------------------------------------------
    MUNDER          MUNDER               MUNDER                            MUNDER           MUNDER
    TAX-FREE        TAX-FREE SHORT-      CASH              MUNDER          TAX-FREE         U.S. TREASURY
    BOND            INTERMEDIATE BOND    INVESTMENT        MONEY MARKET    MONEY MARKET     MONEY MARKET
    FUND            FUND                 FUND              FUND            FUND             FUND
---------------------------------------------------------------------------------------------------------
    $     60,146       $     86,133      $     --          $   --          $    --           $   --
       1,689,121            697,090              (8,125)        (5,329)         (11,743)          46,489
       5,134,465          7,535,938            --              --               --               --
          10,429             16,072           1,077,507        726,066          290,859           54,709
     102,228,382        161,162,457       1,076,426,595     71,879,779      290,545,960       54,654,728
    ------------       ------------      --------------    -----------     -------------     -----------
    $109,122,543       $169,497,690      $1,077,495,977    $72,600,516     $290,825,076      $54,755,926
    ============       ============      ==============    ===========     =============     ===========
    $  4,323,925       $  8,206,854      $  123,370,332    $11,703,599     $ 75,422,052      $24,115,286
    ============       ============      ==============    ===========     =============     ===========
    $  3,299,753       $  3,400,710      $     --          $35,448,780     $    --           $   --
    ============       ============      ==============    ===========     =============     ===========
    $    655,706       $  2,196,866      $     --          $12,988,809     $    --           $   --
    ============       ============      ==============    ===========     =============     ===========
    $100,635,257       $152,770,138      $  702,491,811    $   --          $195,583,770      $24,120,821
    ============       ============      ==============    ===========     =============     ===========
    $    207,902       $  2,923,122      $  251,633,834    $12,459,328     $ 19,819,254      $ 6,519,819
    ============       ============      ==============    ===========     =============     ===========
         413,380            778,278         123,370,517     11,706,424       75,390,334       24,112,354
    ============       ============      ==============    ===========     =============     ===========
         316,082            322,949            --           35,450,379          --               --
    ============       ============      ==============    ===========     =============     ===========
          62,561            207,073            --           12,989,462          --               --
    ============       ============      ==============    ===========     =============     ===========
       9,616,776         14,486,838         702,499,672        --           195,641,779       24,100,025
    ============       ============      ==============    ===========     =============     ===========
          19,891            277,027         251,636,422     12,460,303       19,826,997        6,497,058
    ============       ============      ==============    ===========     =============     ===========
          $10.46             $10.54               $1.00          $1.00            $1.00            $1.00
    ============       ============      ==============    ===========     =============     ===========
            4.00%              4.00%                --             --               --               --
          $10.90             $10.98               $1.00          $1.00            $1.00            $1.00
    ============       ============      ==============    ===========     =============     ===========
          $10.44             $10.53                 N/A          $1.00              N/A              N/A
    ============       ============      ==============    ===========     =============     ===========
          $10.48             $10.61                 N/A          $1.00              N/A              N/A
    ============       ============      ==============    ===========     =============     ===========
          $10.46             $10.55               $1.00            N/A            $1.00            $1.00
    ============       ============      ==============    ===========     =============     ===========
          $10.45             $10.55               $1.00          $1.00            $1.00            $1.00
    ============       ============      ==============    ===========     =============     ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Operations, Year Ended June 30, 2002

--------------------------------------------------------------------------------

                                              INCOME FUNDS
                                              ----------------------------------------------------------------------------
                                                             MUNDER          MUNDER           MUNDER U.S.    MUNDER
                                              MUNDER         INTERMEDIATE    INTERNATIONAL    GOVERNMENT     MICHIGAN
                                              BOND           BOND            BOND             INCOME         TAX-FREE BOND
                                              FUND           FUND            FUND             FUND           FUND
                                              ----------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes
  of $6,211 for Munder International Bond
  Fund)...................................    $10,154,172    $22,551,418      $1,354,362      $13,971,115     $2,307,022
Dividends.................................        --             374,220         --               --              27,269
Securities lending........................         57,847        166,686             320           85,650        --
                                              -----------    -----------      ----------      -----------     ----------
      Total Investment Income.............     10,212,019     23,092,324       1,354,682       14,056,765      2,334,291
                                              -----------    -----------      ----------      -----------     ----------
EXPENSES:
Distribution and shareholder servicing
  fees:
  Class A Shares..........................         17,150         24,922           3,469           26,055          5,054
  Class B Shares..........................         75,680         97,468           1,637          138,090         10,366
  Class C shares..........................          9,341         12,197             340           24,120          1,126
Shareholder servicing fees:
  Class K Shares..........................        118,160        616,330              82          408,641        111,807
Investment advisory fees..................        781,032      1,904,392         170,262        1,113,045        245,639
Administration fees.......................        167,808        410,460          36,733          239,848         52,873
Transfer agency/record keeping fees.......         29,323         56,114          20,858           64,769          9,636
Custodian fees............................         36,542         71,152          24,396           36,595         12,127
Legal and audit fees......................         22,690         77,402           6,843           45,241          5,125
Trustees'/Directors' fees and expenses....          9,831         23,311           2,069            5,639          3,042
Registration and filing fees..............         41,534         44,929          40,537           45,756          3,163
Amortization of organization costs........        --             --                2,264          --             --
Other.....................................          8,857         28,449             472            3,164          1,355
                                              -----------    -----------      ----------      -----------     ----------
      Total Expenses......................      1,317,948      3,367,126         309,962        2,150,963        461,313
Fees waived by transfer agent.............           (490)          (373)            (77)            (855)           (36)
                                              -----------    -----------      ----------      -----------     ----------
      Net Expenses........................      1,317,458      3,366,753         309,885        2,150,108        461,277
                                              -----------    -----------      ----------      -----------     ----------
NET INVESTMENT INCOME.....................      8,894,561     19,725,571       1,044,797       11,906,657      1,873,014
                                              -----------    -----------      ----------      -----------     ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions...................     (3,528,204)     1,607,181        (949,339)         597,109        212,602
  Foreign currency transactions...........        --             --              (27,103)         --             --
Net change in unrealized
  appreciation/(depreciation) of:
  Securities..............................      1,723,428      3,811,628       4,637,778        7,070,265        909,283
  Foreign currency and net assets
    translations..........................        --             --              118,251          --             --
                                              -----------    -----------      ----------      -----------     ----------
Net realized and unrealized gain/(loss) on
  investments.............................     (1,804,776)     5,418,809       3,779,587        7,667,374      1,121,885
                                              -----------    -----------      ----------      -----------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..............................    $ 7,089,785    $25,144,380      $4,824,384      $19,574,031     $2,994,899
                                              ===========    ===========      ==========      ===========     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       MONEY MARKET FUNDS
-----------------------------------    ------------------------------------------------------------
    MUNDER        MUNDER               MUNDER                         MUNDER          MUNDER
    TAX-FREE      TAX-FREE SHORT-      CASH           MUNDER          TAX-FREE        U.S. TREASURY
    BOND          INTERMEDIATE BOND    INVESTMENT     MONEY MARKET    MONEY MARKET    MONEY MARKET
    FUND          FUND                 FUND           FUND            FUND            FUND
---------------------------------------------------------------------------------------------------
    $5,725,303        $7,718,362       $31,158,815     $2,283,224      $6,234,163      $2,318,882
        65,157            71,400           --             --              110,646         --
        --              --                 --             --              --              --
    ----------        ----------       -----------     ----------      ----------      ----------
     5,790,460         7,789,762        31,158,815      2,283,224       6,344,809       2,318,882
    ----------        ----------       -----------     ----------      ----------      ----------
         9,574            17,001           312,880         38,843         213,150          73,860
        31,028            26,252           --             400,297         --              --
         7,384             8,895           --             125,089         --              --
       283,145           399,844         1,233,171        --              331,826          79,817
       603,752           866,458         3,986,802        322,389       1,114,133         341,708
       130,277           186,584         1,227,461         86,727         342,704         104,258
        39,907            29,610            78,836        132,037           4,983          21,911
        27,610            33,166           128,351         23,258          53,521          26,754
        15,311            35,838           215,071         16,601          30,665          13,118
         2,555            10,717            64,848          4,996          13,660           3,175
        27,648            41,521            36,287         55,591          26,212          22,983
        --              --                 --             --              --              --
         1,649             3,615            59,389         18,195           1,302           1,863
    ----------        ----------       -----------     ----------      ----------      ----------
     1,179,840         1,659,501         7,343,096      1,224,023       2,132,156         689,447
           (91)             (101)           (2,780)        (4,941)           (211)           (423)
    ----------        ----------       -----------     ----------      ----------      ----------
     1,179,749         1,659,400         7,340,316      1,219,082       2,131,945         689,024
    ----------        ----------       -----------     ----------      ----------      ----------
     4,610,711         6,130,362        23,818,499      1,064,142       4,212,864       1,629,858
    ----------        ----------       -----------     ----------      ----------      ----------
     2,149,008         1,167,843            (8,125)          (650)             (5)          4,907
        --              --                 --             --              --              --
       707,570         2,244,763           --             --              --              --
        --              --                 --             --              --              --
    ----------        ----------       -----------     ----------      ----------      ----------
     2,856,578         3,412,606            (8,125)          (650)             (5)          4,907
    ----------        ----------       -----------     ----------      ----------      ----------
    $7,467,289        $9,542,968       $23,810,374     $1,063,492      $4,212,859      $1,634,765
    ==========        ==========       ===========     ==========      ==========      ==========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2002

--------------------------------------------------------------------------------

                                         INCOME FUNDS
                                         -----------------------------------------------------------------------------
                                                         MUNDER          MUNDER           MUNDER U.S.    MUNDER
                                         MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT     MICHIGAN
                                         BOND            BOND            BOND             INCOME         TAX-FREE BOND
                                         FUND            FUND            FUND             FUND           FUND
                                         -----------------------------------------------------------------------------
Net investment income................    $  8,894,561    $ 19,725,571     $ 1,044,797     $ 11,906,657    $ 1,873,014
Net realized gain/(loss) on
  investments........................      (3,528,204)      1,607,181        (976,442)         597,109        212,602
Net change in unrealized
  appreciation/(depreciation) of
  investments........................       1,723,428       3,811,628       4,756,029        7,070,265        909,283
                                         ------------    ------------     -----------     ------------    -----------
Net increase in net assets resulting
  from operations....................       7,089,785      25,144,380       4,824,384       19,574,031      2,994,899
Dividends to shareholders from net
  investment income:
  Class A Shares.....................        (403,408)       (550,436)        (20,713)        (579,214)       (77,847)
  Class B Shares.....................        (390,632)       (450,301)         (1,960)        (668,565)       (32,965)
  Class C Shares.....................         (48,273)        (56,970)           (356)        (116,304)        (3,548)
  Class K Shares.....................      (2,796,408)    (13,171,101)           (141)      (9,085,689)    (1,739,323)
  Class Y Shares.....................      (5,730,469)     (6,334,326)       (640,502)      (1,900,615)       (49,072)
Distributions to shareholders from
  net realized gains:
  Class A Shares.....................         --              --              --               --             --
  Class B Shares.....................         --              --              --               --             --
  Class C Shares.....................         --              --              --               --             --
  Class K Shares.....................         --              --              --               --             --
  Class Y Shares.....................         --              --              --               --             --
Distributions from capital
  Class A Shares.....................         --              --                 (665)         --             --
  Class B Shares.....................         --              --                  (79)         --             --
  Class C Shares.....................         --              --                  (17)         --             --
  Class K Shares.....................         --              --                  (16)         --             --
  Class Y Shares.....................         --              --              (15,548)         --             --
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares.....................         700,126         462,118        (196,303)       4,290,030        427,503
  Class B Shares.....................         563,873       3,976,155         106,806        3,970,020        735,403
  Class C Shares.....................          74,502         408,118         193,399          (76,393)        19,319
  Class K Shares.....................      (1,639,994)    (15,073,263)        (94,369)     (23,251,696)    (4,839,304)
  Class Y Shares.....................     (37,323,312)     11,378,604          39,225        9,165,674       (628,969)
                                         ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net
  assets.............................     (39,904,210)      5,732,978       4,193,145        1,321,279     (3,193,904)
NET ASSETS
Beginning of period..................     173,784,387     380,365,274      32,673,585      221,380,257     49,697,041
                                         ------------    ------------     -----------     ------------    -----------
End of period........................    $133,880,177    $386,098,252     $36,866,730     $222,701,536    $46,503,137
                                         ============    ============     ===========     ============    ===========
Undistributed/(Accumulated) net
  investment income/(loss)...........    $    193,793    $    464,858     $  (913,522)    $    191,697    $    26,220
                                         ============    ============     ===========     ============    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                        MONEY MARKET FUNDS
------------------------------------    --------------------------------------------------------------
    MUNDER         MUNDER               MUNDER                           MUNDER          MUNDER
    TAX-FREE       TAX-FREE SHORT-      CASH              MUNDER         TAX-FREE        U.S. TREASURY
    BOND           INTERMEDIATE BOND    INVESTMENT        MONEY MARKET   MONEY MARKET    MONEY MARKET
    FUND           FUND                 FUND              FUND           FUND            FUND
------------------------------------------------------------------------------------------------------
    $  4,610,711      $  6,130,362      $   23,818,499    $ 1,064,142    $  4,212,864    $  1,629,858
       2,149,008         1,167,843              (8,125)          (650)             (5)          4,907
         707,570         2,244,763            --              --              --              --
    ------------      ------------      --------------    -----------    ------------    ------------
       7,467,289         9,542,968          23,810,374      1,063,492       4,212,859       1,634,765
        (144,044)         (245,166)         (2,413,227)      (293,581)     (1,047,870)       (462,910)
         (98,345)          (74,740)           --             (396,336)        --              --
         (23,339)          (26,584)           --             (123,120)        --              --
      (4,357,566)       (5,694,870)        (17,147,541)       --           (2,977,104)       (885,715)
          (8,932)         (116,111)         (4,257,731)      (251,105)       (187,890)       (281,233)
         (25,337)          (35,210)           --              --              --              --
         (20,848)          (13,887)           --              --              --              --
          (5,656)           (2,334)           --              --              --              --
        (777,674)         (864,377)           --              --              --              --
          (1,377)          (16,171)           --              --              --              --
         --              --                   --              --              --              --
         --              --                   --              --              --              --
         --              --                   --              --              --              --
         --              --                   --              --              --              --
         --              --                   --              --              --              --
       1,669,562         2,204,011           6,133,752     (6,568,567)     (5,992,066)      7,766,774
         614,009         1,374,537            --           (1,568,374)        --              --
         (28,892)        1,878,203            --              757,619         --              --
     (23,409,377)      (20,486,734)       (146,601,648)       --          (50,504,760)    (25,859,388)
        (165,779)         (431,712)         47,767,009       (270,865)      7,940,609      (4,396,758)
    ------------      ------------      --------------    -----------    ------------    ------------
     (19,316,306)      (13,008,177)        (92,709,012)    (7,650,837)    (48,556,222)    (22,484,465)
     128,438,849       182,505,867       1,170,204,989     80,251,353     339,381,298      77,240,391
    ------------      ------------      --------------    -----------    ------------    ------------
    $109,122,543      $169,497,690      $1,077,495,977    $72,600,516    $290,825,076    $ 54,755,926
    ============      ============      ==============    ===========    ============    ============
    $     60,146      $     86,133      $     --          $   --         $    --         $    --
    ============      ============      ==============    ===========    ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2001

--------------------------------------------------------------------------------

                                         INCOME FUNDS
                                         -----------------------------------------------------------------------------
                                                         MUNDER          MUNDER           MUNDER U.S.    MUNDER
                                         MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT     MICHIGAN
                                         BOND            BOND            BOND             INCOME         TAX-FREE BOND
                                         FUND            FUND            FUND             FUND           FUND
                                         -----------------------------------------------------------------------------
Net investment income................    $ 10,983,867    $ 23,437,113     $ 1,016,091     $ 12,831,847    $ 1,956,751
Net realized gain/(loss) on
  investments........................        (595,166)        963,926        (647,810)        (110,686)       (65,086)
Net change in unrealized
  appreciation/(depreciation) of
  investments........................       5,464,828      11,896,274      (2,885,861)       9,241,431      2,659,709
                                         ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net assets
  resulting from operations..........      15,853,529      36,297,313      (2,517,580)      21,962,592      4,551,374
Dividends to shareholders from net
  investment income:
  Class A Shares.....................        (268,007)       (523,056)        --              (336,708)       (62,544)
  Class B Shares.....................        (316,156)       (344,719)        --              (398,915)       (13,702)
  Class C Shares.....................         (36,128)        (58,274)        --               (82,080)        (3,453)
  Class K Shares.....................      (2,920,876)    (15,396,135)        --           (10,333,592)    (1,803,166)
  Class Y Shares.....................      (7,833,702)     (7,307,702)        --            (1,967,095)       (47,177)
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares.....................       3,447,108       2,026,165         988,823        4,032,429        795,132
  Class B Shares.....................       3,255,672       1,736,536         (75,664)       5,025,457        146,553
  Class C Shares.....................         594,248        (923,155)         12,176        1,040,354        (13,756)
  Class K Shares.....................       7,423,151     (21,387,603)         54,928      (13,676,995)    (2,471,467)
  Class Y Shares.....................      (7,194,952)    (25,332,976)       (398,719)      (4,159,090)        56,777
                                         ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net
  assets.............................      12,003,887     (31,213,606)     (1,936,036)       1,106,357      1,134,571
NET ASSETS
Beginning of period..................     161,780,500     411,578,880      34,609,621      220,273,900     48,562,470
                                         ------------    ------------     -----------     ------------    -----------
End of period........................    $173,784,387    $380,365,274     $32,673,585     $221,380,257    $49,697,041
                                         ============    ============     ===========     ============    ===========
Undistributed/(Accumulated) net
  investment income/(loss)...........    $    210,430    $    663,710     $  (320,469)    $    299,916    $    55,961
                                         ============    ============     ===========     ============    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                        MONEY MARKET FUNDS
------------------------------------    ---------------------------------------------------------------
    MUNDER         MUNDER               MUNDER                            MUNDER          MUNDER
    TAX-FREE       TAX-FREE SHORT-      CASH              MUNDER          TAX-FREE        U.S. TREASURY
    BOND           INTERMEDIATE BOND    INVESTMENT        MONEY MARKET    MONEY MARKET    MONEY MARKET
    FUND           FUND                 FUND              FUND            FUND            FUND
-------------------------------------------------------------------------------------------------------
    $  5,465,240      $  7,537,892      $   59,437,721    $  4,933,876    $ 11,450,365    $  3,729,132
       1,646,983           465,129            --               --               98,706         --
       5,278,109         6,549,395            --               --              --              --
    ------------      ------------      --------------    ------------    ------------    ------------
      12,390,332        14,552,416          59,437,721       4,933,876      11,549,071       3,729,132
         (93,706)         (242,762)         (7,095,387)     (1,561,633)     (2,405,167)     (2,143,314)
         (62,279)          (57,279)           --            (1,388,782)        --              --
         (17,036)           (7,765)           --              (691,442)        --              --
      (5,251,226)       (7,054,095)        (42,212,421)        --           (8,390,846)       (883,811)
         (40,302)         (184,917)        (10,129,913)     (1,292,019)       (654,352)       (702,007)
         565,357           (68,115)         (5,455,584)    (18,972,471)        496,194      (4,283,440)
       1,607,218           547,501            --            12,012,910         --              --
         451,937            43,139            --             3,035,186         --              --
     (19,143,736)      (36,535,636)         37,518,162         --           16,300,461      36,536,198
      (2,068,696)       (3,728,833)          6,712,261     (15,211,298)     (4,667,990)     (3,348,834)
    ------------      ------------      --------------    ------------    ------------    ------------
     (11,662,137)      (32,736,346)         38,774,839     (19,135,673)     12,227,371      28,903,924
     140,100,986       215,242,213       1,131,430,150      99,387,026     327,153,927      48,336,467
    ------------      ------------      --------------    ------------    ------------    ------------
    $128,438,849      $182,505,867      $1,170,204,989    $ 80,251,353    $339,381,298    $ 77,240,391
    ============      ============      ==============    ============    ============    ============
    $     81,661      $    113,242      $     --          $    --         $    --         $    --
    ============      ============      ==============    ============    ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2002

--------------------------------------------------------------------------------

                                                        INCOME FUNDS
                                                        -------------------------------------------------------------
                                                                        MUNDER          MUNDER           MUNDER U.S.
                                                        MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT
                                                        BOND            BOND            BOND             INCOME
                                                        FUND            FUND            FUND             FUND
                                                        -------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..................................................  $ 25,268,778    $ 44,441,351    $  1,556,617     $ 16,865,809
Issued as reinvestment of dividends...................       290,820         391,632          18,474          441,778
Redeemed..............................................   (24,859,472)    (44,370,865)     (1,771,394)     (13,017,557)
                                                        ------------    ------------    ------------     ------------
Net increase/(decrease)...............................  $    700,126    $    462,118    $   (196,303)    $  4,290,030
                                                        ============    ============    ============     ============
CLASS B SHARES:
Sold..................................................  $  4,350,796    $  7,863,698    $    311,328     $ 11,108,332
Issued as reinvestment of dividends...................       144,132         169,234           1,223          271,763
Redeemed..............................................    (3,931,055)     (4,056,777)       (205,745)      (7,410,075)
                                                        ------------    ------------    ------------     ------------
Net increase..........................................  $    563,873    $  3,976,155    $    106,806     $  3,970,020
                                                        ============    ============    ============     ============
CLASS C SHARES:
Sold..................................................  $    676,803    $  1,519,560    $    201,397     $  3,397,516
Issued as reinvestment of dividends...................        12,294          25,871              81           52,246
Redeemed..............................................      (614,595)     (1,137,313)         (8,079)      (3,526,155)
                                                        ------------    ------------    ------------     ------------
Net increase/(decrease)...............................  $     74,502    $    408,118    $    193,399     $    (76,393)
                                                        ============    ============    ============     ============
CLASS K SHARES:
Sold..................................................  $ 13,640,764    $ 40,409,413    $    --          $ 19,220,505
Issued as reinvestment of dividends...................         4,998          17,082         --                 5,046
Redeemed..............................................   (15,285,756)    (55,499,758)        (94,369)     (42,477,247)
                                                        ------------    ------------    ------------     ------------
Net decrease..........................................  $ (1,639,994)   $(15,073,263)   $    (94,369)    $(23,251,696)
                                                        ============    ============    ============     ============
CLASS Y SHARES:
Sold..................................................  $ 20,041,289    $ 31,695,837    $    919,534     $ 15,990,907
Issued as reinvestment of dividends...................        15,146          74,325             250           14,910
Redeemed..............................................   (57,379,747)    (20,391,558)       (880,559)      (6,840,143)
                                                        ------------    ------------    ------------     ------------
Net increase/(decrease)...............................  $(37,323,312)   $ 11,378,604    $     39,225     $  9,165,674
                                                        ============    ============    ============     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------
    MUNDER                         MUNDER
    MICHIGAN        MUNDER         TAX-FREE SHORT-
    TAX-FREE        TAX-FREE       INTERMEDIATE
    BOND            BOND           BOND
    FUND            FUND           FUND
--------------------------------------------------
    $  1,547,156    $  8,595,335    $   4,986,237
          44,852          68,523          128,868
      (1,164,505)     (6,994,296)      (2,911,094)
    ------------    ------------    -------------
    $    427,503    $  1,669,562    $   2,204,011
    ============    ============    =============
    $    853,650    $  1,195,017    $   4,155,311
          10,776          52,825           21,880
        (129,023)       (633,833)      (2,802,654)
    ------------    ------------    -------------
    $    735,403    $    614,009    $   1,374,537
    ============    ============    =============
    $     21,210    $    609,656    $   2,141,894
             739           5,745            5,469
          (2,630)       (644,293)        (269,160)
    ------------    ------------    -------------
    $     19,319    $    (28,892)   $   1,878,203
    ============    ============    =============
    $  8,510,575    $  3,456,857    $  15,890,402
              20             376            5,198
     (13,349,899)    (26,866,610)     (36,382,334)
    ------------    ------------    -------------
    $ (4,839,304)   $(23,409,377)   $ (20,486,734)
    ============    ============    =============
    $      3,527    $     48,000    $     178,332
          18,439           1,358           32,901
        (650,935)       (215,137)        (642,945)
    ------------    ------------    -------------
    $   (628,969)   $   (165,779)   $    (431,712)
    ============    ============    =============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2002
                         (Continued)

--------------------------------------------------------------------------------

                                                             INCOME FUNDS
                                                             ----------------------------------------------------------
                                                                           MUNDER          MUNDER           MUNDER U.S.
                                                             MUNDER        INTERMEDIATE    INTERNATIONAL    GOVERNMENT
                                                             BOND          BOND            BOND             INCOME
                                                             FUND          FUND            FUND             FUND
                                                             ----------------------------------------------------------
SHARES
CLASS A SHARES:
Shares authorized..........................................   unlimited      unlimited       20,000,000      unlimited
                                                             ==========    ===========     ============     ==========
Sold.......................................................   2,658,515      4,660,027          173,354      1,612,505
Issued as reinvestment of dividends........................      30,747         41,097            2,057         42,433
Redeemed...................................................  (2,619,008)    (4,654,534)        (194,852)    (1,245,132)
                                                             ----------    -----------     ------------     ----------
Net increase/(decrease)....................................      70,254         46,590          (19,441)       409,806
                                                             ==========    ===========     ============     ==========
CLASS B SHARES:
Shares authorized..........................................   unlimited      unlimited       40,000,000      unlimited
                                                             ==========    ===========     ============     ==========
Sold.......................................................     457,657        828,848           34,577      1,060,133
Issued as reinvestment of dividends........................      15,246         17,904              139         26,069
Redeemed...................................................    (416,181)      (429,260)         (23,161)      (710,787)
                                                             ----------    -----------     ------------     ----------
Net increase...............................................      56,722        417,492           11,555        375,415
                                                             ==========    ===========     ============     ==========
CLASS C SHARES:
Shares authorized..........................................   unlimited      unlimited       10,000,000      unlimited
                                                             ==========    ===========     ============     ==========
Sold.......................................................      70,739        159,897           21,108        325,305
Issued as reinvestment of dividends........................       1,293          2,728                9          5,018
Redeemed...................................................     (64,246)      (119,964)            (935)      (338,030)
                                                             ----------    -----------     ------------     ----------
Net increase/(decrease)....................................       7,786         42,661           20,182         (7,707)
                                                             ==========    ===========     ============     ==========
CLASS K SHARES:
Shares authorized..........................................   unlimited      unlimited       10,000,000      unlimited
                                                             ==========    ===========     ============     ==========
Sold.......................................................   1,438,331      4,267,449          --           1,838,594
Issued as reinvestment of dividends........................         529          1,968          --                 522
Redeemed...................................................  (1,610,762)    (5,848,963)         (10,291)    (4,061,064)
                                                             ----------    -----------     ------------     ----------
Net decrease...............................................    (171,902)    (1,579,546)         (10,291)    (2,221,948)
                                                             ==========    ===========     ============     ==========
CLASS Y SHARES:
Shares authorized..........................................   unlimited      unlimited       20,000,000      unlimited
                                                             ==========    ===========     ============     ==========
Sold.......................................................   2,104,323      3,345,445          102,456      1,531,465
Issued as reinvestment of dividends........................       1,600          7,848               28          1,431
Redeemed...................................................  (6,042,322)    (2,148,976)         (96,162)      (653,683)
                                                             ----------    -----------     ------------     ----------
Net increase/(decrease)....................................  (3,936,399)     1,204,317            6,322        879,213
                                                             ==========    ===========     ============     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------
    MUNDER                     MUNDER
    MICHIGAN      MUNDER       TAX-FREE SHORT-
    TAX-FREE      TAX-FREE     INTERMEDIATE
    BOND          BOND         BOND
    FUND          FUND         FUND
----------------------------------------------
     unlimited     unlimited       unlimited
    ==========    ==========    ============
       153,042       834,215         477,190
         4,446         6,623          12,326
      (115,384)     (673,344)       (278,440)
    ----------    ----------    ------------
        42,104       167,494         211,076
    ==========    ==========    ============
     unlimited     unlimited       unlimited
    ==========    ==========    ============
        84,204       115,172         397,347
         1,066         5,119           2,096
       (12,759)      (61,722)       (267,872)
    ----------    ----------    ------------
        72,511        58,569         131,571
    ==========    ==========    ============
     unlimited     unlimited       unlimited
    ==========    ==========    ============
         2,090        58,507         203,144
            73           554             521
          (261)      (62,222)        (25,464)
    ----------    ----------    ------------
         1,902        (3,161)        178,201
    ==========    ==========    ============
     unlimited     unlimited       unlimited
    ==========    ==========    ============
       845,223       333,164       1,515,341
             2            37             497
    (1,326,448)   (2,590,634)     (3,471,782)
    ----------    ----------    ------------
      (481,223)   (2,257,433)     (1,955,944)
    ==========    ==========    ============
     unlimited     unlimited       unlimited
    ==========    ==========    ============
           344         4,684          17,117
         1,826           131           3,141
       (64,131)      (20,935)        (61,198)
    ----------    ----------    ------------
       (61,961)      (16,120)        (40,940)
    ==========    ==========    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2002
                         (Continued)

--------------------------------------------------------------------------------

Since the Money Market Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                                    MONEY MARKET FUNDS
                                                    ----------------------------------------------------------------
                                                    MUNDER           MUNDER           MUNDER           MUNDER
                                                    CASH             MONEY            TAX-FREE         U.S. TREASURY
                                                    INVESTMENT       MARKET           MONEY MARKET     MONEY MARKET
                                                    FUND             FUND             FUND             FUND
                                                    ----------------------------------------------------------------
CLASS A SHARES:
Shares authorized...............................        unlimited      105,000,000        unlimited        unlimited
                                                    =============    =============    =============    =============
Sold............................................    $ 249,469,272    $ 111,956,597    $ 119,441,726    $ 170,628,318
Issued as reinvestment of dividends.............        2,392,112          255,216        1,047,870          462,910
Redeemed........................................     (245,727,632)    (118,780,380)    (126,481,662)    (163,324,454)
                                                    -------------    -------------    -------------    -------------
Net increase/(decrease).........................    $   6,133,752    $  (6,568,567)   $  (5,992,066)   $   7,766,774
                                                    =============    =============    =============    =============
CLASS B SHARES:
Shares authorized...............................        unlimited       70,000,000        unlimited        unlimited
                                                    =============    =============    =============    =============
Sold............................................         --          $  34,895,607         --               --
Issued as reinvestment of dividends.............         --                360,282         --               --
Redeemed........................................         --            (36,824,263)        --               --
                                                    -------------    -------------    -------------    -------------
Net decrease....................................         --          $  (1,568,374)        --               --
                                                    =============    =============    =============    =============
CLASS C SHARES:
Shares authorized...............................        unlimited       45,000,000        unlimited        unlimited
                                                    =============    =============    =============    =============
Sold............................................         --          $  23,281,474         --               --
Issued as reinvestment of dividends.............         --                118,204         --               --
Redeemed........................................         --            (22,642,059)        --               --
                                                    -------------    -------------    -------------    -------------
Net increase....................................         --          $     757,619         --               --
                                                    =============    =============    =============    =============
CLASS K SHARES:
Shares authorized...............................        unlimited      300,000,000        unlimited        unlimited
                                                    =============    =============    =============    =============
Sold............................................    $ 685,209,708         --          $ 188,111,309    $ 182,768,859
Issued as reinvestment of dividends.............            4,078         --                  1,896         --
Redeemed........................................     (831,815,434)        --           (238,617,965)    (208,628,247)
                                                    -------------    -------------    -------------    -------------
Net decrease....................................    $(146,601,648)        --          $ (50,504,760)   $ (25,859,388)
                                                    =============    =============    =============    =============
CLASS Y SHARES:
Shares authorized...............................        unlimited      600,000,000        unlimited        unlimited
                                                    =============    =============    =============    =============
Sold............................................    $ 438,906,961    $   1,072,624    $  31,262,568    $  42,593,189
Issued as reinvestment of dividends.............           69,212          251,105           30,422              149
Redeemed........................................     (391,209,164)      (1,594,594)     (23,352,381)     (46,990,096)
                                                    -------------    -------------    -------------    -------------
Net increase/(decrease).........................    $  47,767,009    $    (270,865)   $   7,940,609    $  (4,396,758)
                                                    =============    =============    =============    =============

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001

--------------------------------------------------------------------------------

                                                      INCOME FUNDS
                                                      -------------------------------------------------------------------
                                                                        MUNDER            MUNDER             MUNDER U.S.
                                                      MUNDER            INTERMEDIATE      INTERNATIONAL      GOVERNMENT
                                                      BOND              BOND              BOND               INCOME
                                                      FUND              FUND              FUND               FUND
                                                      -------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..............................................    $ 12,258,122      $ 37,712,268       $1,122,601        $ 17,031,568
Issued as reinvestment of dividends...............         204,074           342,860          --                  204,405
Redeemed..........................................      (9,015,088)      (36,028,963)        (133,778)        (13,203,544)
                                                      ------------      ------------       ----------        ------------
Net increase/(decrease)...........................    $  3,447,108      $  2,026,165       $  988,823        $  4,032,429
                                                      ============      ============       ==========        ============
CLASS B SHARES:
Sold..............................................    $  8,203,407      $  7,538,020       $   65,601        $ 12,983,278
Issued as reinvestment of dividends...............         139,835           148,851          --                  136,626
Redeemed..........................................      (5,087,570)       (5,950,335)        (141,265)         (8,094,447)
                                                      ------------      ------------       ----------        ------------
Net increase/(decrease)...........................    $  3,255,672      $  1,736,536       $  (75,664)       $  5,025,457
                                                      ============      ============       ==========        ============
CLASS C SHARES:
Sold..............................................    $  2,386,286      $  9,280,084       $   47,617        $  4,741,604
Issued as reinvestment of dividends...............          15,178            24,514          --                   31,657
Redeemed..........................................      (1,807,216)      (10,227,753)         (35,441)         (3,732,907)
                                                      ------------      ------------       ----------        ------------
Net increase/(decrease)...........................    $    594,248      $   (923,155)      $   12,176        $  1,040,354
                                                      ============      ============       ==========        ============
CLASS K SHARES:
Sold..............................................    $ 15,983,530      $ 37,445,911       $   75,000        $ 23,214,596
Issued as reinvestment of dividends...............           5,256            19,489          --                    5,156
Redeemed..........................................      (8,565,635)      (58,853,003)         (20,072)        (36,896,747)
                                                      ------------      ------------       ----------        ------------
Net increase/(decrease)...........................    $  7,423,151      $(21,387,603)      $   54,928        $(13,676,995)
                                                      ============      ============       ==========        ============
CLASS Y SHARES:
Sold..............................................    $ 24,738,086      $ 15,323,102       $  478,127        $  6,088,091
Issued as reinvestment of dividends...............          42,284            91,829          --                   14,844
Redeemed..........................................     (31,975,322)      (40,747,907)        (876,846)        (10,262,025)
                                                      ------------      ------------       ----------        ------------
Net increase/(decrease)...........................    $ (7,194,952)     $(25,332,976)      $ (398,719)       $ (4,159,090)
                                                      ============      ============       ==========        ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------
    MUNDER                             MUNDER
    MICHIGAN         MUNDER            TAX-FREE SHORT-
    TAX-FREE         TAX-FREE          INTERMEDIATE
    BOND             BOND              BOND
    FUND             FUND              FUND
------------------------------------------------------
    $ 1,414,194      $  6,913,688       $  2,800,598
         40,862            45,040            117,361
       (659,924)       (6,393,371)        (2,986,074)
    -----------      ------------       ------------
    $   795,132      $    565,357       $    (68,115)
    ===========      ============       ============
    $   525,548      $  3,732,659       $  2,477,298
         10,233            25,156              9,504
       (389,228)       (2,150,597)        (1,939,301)
    -----------      ------------       ------------
    $   146,553      $  1,607,218       $    547,501
    ===========      ============       ============
    $    67,179      $  1,212,464       $    616,684
            507             2,610                478
        (81,442)         (763,137)          (574,023)
    -----------      ------------       ------------
    $   (13,756)     $    451,937       $     43,139
    ===========      ============       ============
    $ 7,132,990      $  8,022,173       $ 11,440,601
             71               552              6,189
     (9,604,528)      (27,166,461)       (47,982,426)
    -----------      ------------       ------------
    $(2,471,467)     $(19,143,736)      $(36,535,636)
    ===========      ============       ============
    $   620,430      $    387,345       $    399,414
         16,394             1,659              5,360
       (580,047)       (2,457,700)        (4,133,607)
    -----------      ------------       ------------
    $    56,777      $ (2,068,696)      $ (3,728,833)
    ===========      ============       ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                           INCOME FUNDS
                                                           ----------------------------------------------------------------
                                                                           MUNDER            MUNDER             MUNDER U.S.
                                                           MUNDER          INTERMEDIATE      INTERNATIONAL      GOVERNMENT
                                                           BOND            BOND              BOND               INCOME
                                                           FUND            FUND              FUND               FUND
                                                           ----------------------------------------------------------------
SHARES
CLASS A SHARES:
Sold...................................................     1,288,438        4,063,029          125,165          1,682,863
Issued as reinvestment of dividends....................        21,560           36,918           --                 20,178
Redeemed...............................................      (950,690)      (3,881,438)         (14,940)        (1,310,692)
                                                           ----------       ----------          -------          ---------
Net increase/(decrease)................................       359,308          218,509          110,225            392,349
                                                           ==========       ==========          =======          =========
CLASS B SHARES:
Sold...................................................       862,472          811,089            7,355          1,273,224
Issued as reinvestment of dividends....................        14,804           16,057           --                 13,476
Redeemed...............................................      (538,405)        (641,844)         (15,957)          (801,012)
                                                           ----------       ----------          -------          ---------
Net increase/(decrease)................................       338,871          185,302           (8,602)           485,688
                                                           ==========       ==========          =======          =========
CLASS C SHARES:
Sold...................................................       248,894          991,213            5,318            465,840
Issued as reinvestment of dividends....................         1,595            2,626           --                  3,134
Redeemed...............................................      (189,512)      (1,094,827)          (3,994)          (369,022)
                                                           ----------       ----------          -------          ---------
Net increase/(decrease)................................        60,977         (100,988)           1,324             99,952
                                                           ==========       ==========          =======          =========
CLASS K SHARES:
Sold...................................................     1,686,037        4,010,728            8,495          2,286,058
Issued as reinvestment of dividends....................           557            2,102           --                    512
Redeemed...............................................      (904,909)      (6,337,228)          (2,233)        (3,665,002)
                                                           ----------       ----------          -------          ---------
Net increase/(decrease)................................       781,685       (2,324,398)           6,262         (1,378,432)
                                                           ==========       ==========          =======          =========
CLASS Y SHARES:
Sold...................................................     2,615,645        1,648,024           52,909            600,042
Issued as reinvestment of dividends....................         4,532            9,901           --                  1,475
Redeemed...............................................    (3,383,691)      (4,390,427)         (98,365)        (1,017,225)
                                                           ----------       ----------          -------          ---------
Net increase/(decrease)................................      (763,514)      (2,732,502)         (45,456)          (415,708)
                                                           ==========       ==========          =======          =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------
    MUNDER
    MICHIGAN      MUNDER          MUNDER
    TAX-FREE      TAX-FREE        TAX-FREE SHORT-
    BOND          BOND            INTERMEDIATE
    FUND          FUND            BOND FUND
-------------------------------------------------
     144,154         674,347           272,887
       4,158           4,434            11,422
     (67,383)       (624,318)         (288,813)
    --------      ----------        ----------
      80,929          54,463            (4,504)
    ========      ==========        ==========
      53,221         369,333           240,503
       1,040           2,470               922
     (39,905)       (212,900)         (187,324)
    --------      ----------        ----------
      14,356         158,903            54,101
    ========      ==========        ==========
       6,813         118,699            59,394
          52             254                46
      (8,231)        (74,333)          (55,141)
    --------      ----------        ----------
      (1,366)         44,620             4,299
    ========      ==========        ==========
     725,138         788,352         1,113,103
           7              55               603
    (977,970)     (2,671,442)       (4,673,605)
    --------      ----------        ----------
    (252,825)     (1,883,035)       (3,559,899)
    ========      ==========        ==========
      62,447          37,883            38,788
       1,650             163               516
     (59,523)       (245,417)         (404,223)
    --------      ----------        ----------
       4,574        (207,371)         (364,919)
    ========      ==========        ==========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

Since the Money Market Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                                MONEY MARKET FUNDS
                                                ----------------------------------------------------------------------
                                                MUNDER             MUNDER             MUNDER             MUNDER
                                                CASH               MONEY              TAX-FREE           U.S. TREASURY
                                                INVESTMENT         MARKET             MONEY MARKET       MONEY MARKET
                                                FUND               FUND               FUND               FUND
                                                ----------------------------------------------------------------------
CLASS A SHARES:
Sold........................................    $ 779,789,829      $ 784,165,135      $ 107,467,176      $ 187,100,016
Issued as reinvestment of dividends.........        6,735,954          1,009,319          2,405,756          2,133,786
Redeemed....................................     (791,981,367)      (804,146,925)      (109,376,738)      (193,517,242)
                                                -------------      -------------      -------------      -------------
Net increase/(decrease).....................    $  (5,455,584)     $ (18,972,471)     $     496,194      $  (4,283,440)
                                                =============      =============      =============      =============
CLASS B SHARES:
Sold........................................         --            $  82,699,977           --                 --
Issued as reinvestment of dividends.........         --                1,194,688           --                 --
Redeemed....................................         --              (71,881,755)          --                 --
                                                -------------      -------------      -------------      -------------
Net increase................................         --            $  12,012,910           --                 --
                                                =============      =============      =============      =============
CLASS C SHARES:
Sold........................................         --            $ 100,808,864           --                 --
Issued as reinvestment of dividends.........         --                  589,201           --                 --
Redeemed....................................         --              (98,362,879)          --                 --
                                                -------------      -------------      -------------      -------------
Net increase................................         --            $   3,035,186           --                 --
                                                =============      =============      =============      =============
CLASS K SHARES:
Sold........................................    $ 931,309,256           --            $ 458,601,604      $  83,492,008
Issued as reinvestment of dividends.........           10,492           --                    4,701                  4
Redeemed....................................     (893,801,586)          --             (442,305,844)       (46,955,814)
                                                -------------      -------------      -------------      -------------
Net increase................................    $  37,518,162           --            $  16,300,461      $  36,536,198
                                                =============      =============      =============      =============
CLASS Y SHARES:
Sold........................................    $ 523,705,249      $   2,882,661      $  42,748,548      $  34,986,935
Issued as reinvestment of dividends.........          158,391          1,288,770             53,823                520
Redeemed....................................     (517,151,379)       (19,382,729)       (47,470,361)       (38,336,289)
                                                -------------      -------------      -------------      -------------
Net increase/(decrease).....................    $   6,712,261      $ (15,211,298)     $  (4,667,990)     $  (3,348,834)
                                                =============      =============      =============      =============

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

Munder Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                          A SHARES
                                                            --------------------------------------------------------------------
                                                            YEAR          YEAR          YEAR          YEAR            YEAR
                                                            ENDED         ENDED         ENDED         ENDED           ENDED
                                                            6/30/02(C)    6/30/01(C)    6/30/00(C)    6/30/99(C)      6/30/98(C)
                                                            --------------------------------------------------------------------
Net asset value, beginning of period....................      $ 9.49        $ 9.23        $ 9.62        $ 9.99         $  9.58
                                                              ------        ------        ------        ------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................        0.53(d)       0.60          0.57          0.57            0.59
Net realized and unrealized gain/(loss) on
  investments...........................................       (0.12)         0.28         (0.33)        (0.39)           0.39
                                                              ------        ------        ------        ------         -------
Total from investment operations........................        0.41          0.88          0.24          0.18            0.98
                                                              ------        ------        ------        ------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income....................       (0.56)        (0.62)        (0.57)        (0.55)          (0.57)
Distributions from net realized capital gain............       --            --            (0.06)        --              --
                                                              ------        ------        ------        ------         -------
Total distributions.....................................       (0.56)        (0.62)        (0.63)        (0.55)          (0.57)
                                                              ------        ------        ------        ------         -------
Net asset value, end of period..........................      $ 9.34        $ 9.49        $ 9.23        $ 9.62         $  9.99
                                                              ======        ======        ======        ======         =======
TOTAL RETURN(B).........................................        4.41%         9.80%         2.57%         1.72%          10.45%
                                                              ======        ======        ======        ======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................      $6,697        $6,139        $2,652        $2,515         $ 1,529
Ratio of operating expenses to average net assets.......        0.95%         0.98%         0.99%         0.97%           0.96%
Ratio of net investment income to average net assets....        5.59%(d)      6.30%         6.10%         5.77%           5.93%
Portfolio turnover rate.................................         185%          347%          205%          142%            222%
Ratio of operating expenses to average net assets
  without expense waivers...............................        0.95%         0.98%         0.99%         0.97%           0.96%

------------
(a) The Munder Bond Fund Class A Shares and Class B Shares commenced operations on December 9, 1992 and March 13, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.55 for Class A Shares, and $0.48 for Class B Shares and the ratio of net investment income to average net assets would have been 5.84% for Class A Shares and 5.09% for Class B Shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   B SHARES
------------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            YEAR
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)
------------------------------------------------------------------------------
      $ 9.50          $ 9.23          $ 9.61          $ 9.99         $  9.57
      ------          ------          ------          ------         -------
        0.46(d)         0.53            0.50            0.50            0.51
       (0.12)           0.29           (0.32)          (0.41)           0.40
      ------          ------          ------          ------         -------
        0.34            0.82            0.18            0.09            0.91
      ------          ------          ------          ------         -------
       (0.49)          (0.55)          (0.50)          (0.47)          (0.49)
       --              --              (0.06)          --              --
      ------          ------          ------          ------         -------
       (0.49)          (0.55)          (0.56)          (0.47)          (0.49)
      ------          ------          ------          ------         -------
      $ 9.35          $ 9.50          $ 9.23          $ 9.61         $  9.99
      ======          ======          ======          ======         =======
        3.63%           9.10%           1.90%           0.86%           9.75%
      ======          ======          ======          ======         =======
      $7,255          $6,833          $3,514          $2,610         $   685
        1.70%           1.73%           1.74%           1.72%           1.72%
        4.84%(d)        5.55%           5.35%           5.02%           5.18%
         185%            347%            205%            142%            222%
        1.70%           1.73%           1.74%           1.72%           1.72%

                       See Notes to Financial Statements.

Munder Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                         C SHARES
                                                           --------------------------------------------------------------------
                                                           YEAR          YEAR          YEAR          YEAR            YEAR
                                                           ENDED         ENDED         ENDED         ENDED           ENDED
                                                           6/30/02(C)    6/30/01(C)    6/30/00(C)    6/30/99(C)      6/30/98(C)
                                                           --------------------------------------------------------------------
Net asset value, beginning of period...................      $ 9.54        $ 9.27        $ 9.66        $10.03          $ 9.60
                                                             ------        ------        ------        ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................        0.46(d)       0.53          0.50          0.50            0.52
Net realized and unrealized gain/(loss) on
  investments..........................................       (0.12)         0.29         (0.33)        (0.40)           0.40
                                                             ------        ------        ------        ------          ------
Total from investment operations.......................        0.34          0.82          0.17          0.10            0.92
                                                             ------        ------        ------        ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income...................       (0.49)        (0.55)        (0.50)        (0.47)          (0.49)
Distributions from net realized capital gain...........       --            --            (0.06)        --              --
                                                             ------        ------        ------        ------          ------
Total distributions....................................       (0.49)        (0.55)        (0.56)        (0.47)          (0.49)
                                                             ------        ------        ------        ------          ------
Net asset value, end of period.........................      $ 9.39        $ 9.54        $ 9.27        $ 9.66          $10.03
                                                             ======        ======        ======        ======          ======
TOTAL RETURN(B)........................................        3.61%         9.06%         1.79%         0.95%           9.84%
                                                             ======        ======        ======        ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...................      $  988        $  930        $  338        $  431          $   63
Ratio of operating expenses to average net assets......        1.70%         1.73%         1.74%         1.72%           1.72%
Ratio of net investment income to average net assets...        4.84%(d)      5.55%         5.35%         5.02%           5.18%
Portfolio turnover rate................................         185%          347%          205%          142%            222%
Ratio of operating expenses to average net assets
  without expense waivers..............................        1.70%         1.73%         1.74%         1.72%           1.72%

------------
(a) The Munder Bond Fund Class C Shares and Class Y Shares commenced operations on March 25, 1996 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.48 for Class C Shares, and $0.58 for Class Y Shares and the ratio of net investment income to average net assets would have been 5.09% for Class C Shares and 6.09% for Class Y Shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                    Y SHARES
---------------------------------------------------------------------------------
    YEAR            YEAR             YEAR             YEAR             YEAR
    ENDED           ENDED            ENDED            ENDED            ENDED
    6/30/02(C)      6/30/01(C)       6/30/00(C)       6/30/99(C)       6/30/98(C)
---------------------------------------------------------------------------------
     $  9.50         $   9.24         $   9.62         $   9.99         $   9.58
     -------         --------         --------         --------         --------
        0.56(d)          0.62             0.59             0.60             0.61
       (0.12)            0.29            (0.32)           (0.40)            0.39
     -------         --------         --------         --------         --------
        0.44             0.91             0.27             0.20             1.00
     -------         --------         --------         --------         --------
       (0.58)           (0.65)           (0.59)           (0.57)           (0.59)
       --              --                (0.06)          --               --
     -------         --------         --------         --------         --------
       (0.58)           (0.65)           (0.65)           (0.57)           (0.59)
     -------         --------         --------         --------         --------
     $  9.36         $   9.50         $   9.24         $   9.62         $   9.99
     =======         ========         ========         ========         ========
        4.78%           10.07%            2.94%            1.97%           10.72%
     =======         ========         ========         ========         ========
     $72,628         $111,198         $115,171         $200,753         $221,427
        0.70%            0.73%            0.74%            0.72%            0.72%
        5.84%(d)         6.55%            6.35%            6.02%            6.18%
         185%             347%             205%             142%             222%
        0.70%            0.73%            0.74%            0.72%            0.72%

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                       A SHARES
                                                       ------------------------------------------------------------------------
                                                       YEAR            YEAR          YEAR            YEAR            YEAR
                                                       ENDED           ENDED         ENDED           ENDED           ENDED
                                                       6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                       ------------------------------------------------------------------------
Net asset value, beginning of period...............     $  9.39        $ 9.09          $ 9.28         $  9.51          $ 9.33
                                                        -------        ------          ------         -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................        0.49(d)       0.54            0.52            0.51            0.55
Net realized and unrealized gain/(loss) on
  investments......................................        0.13          0.31           (0.19)          (0.23)           0.16
                                                        -------        ------          ------         -------          ------
Total from investment operations...................        0.62          0.85            0.33            0.28            0.71
                                                        -------        ------          ------         -------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income...............       (0.51)        (0.55)          (0.52)          (0.51)          (0.53)
                                                        -------        ------          ------         -------          ------
Total distributions................................       (0.51)        (0.55)          (0.52)          (0.51)          (0.53)
                                                        -------        ------          ------         -------          ------
Net asset value, end of period.....................     $  9.50        $ 9.39          $ 9.09         $  9.28          $ 9.51
                                                        =======        ======          ======         =======          ======
TOTAL RETURN(B)....................................        6.71%         9.60%           3.68%           2.93%           7.84%
                                                        =======        ======          ======         =======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............     $10,321        $9,768          $7,474         $10,293          $7,387
Ratio of operating expenses to average net
  assets...........................................        0.94%         0.96%           0.96%           0.95%           0.93%
Ratio of net investment income to average net
  assets...........................................        5.13%(d)      5.87%           5.65%           5.38%           5.77%
Portfolio turnover rate............................          85%          179%            130%            128%            194%
Ratio of operating expenses to average net assets
  without expense waivers..........................        0.94%         0.96%           0.96%           0.95%           0.93%

------------
(a) The Munder Intermediate Bond Fund Class A Shares and Class B Shares commenced operations on November 24, 1992 and October 25, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.50 for Class A Shares and $0.43 for Class B Shares and the ratio of net investment income to average net assets would have been 5.28% for Class A Shares and 4.53% for Class B Shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  B SHARES
----------------------------------------------------------------------------
    YEAR            YEAR          YEAR            YEAR            YEAR
    ENDED           ENDED         ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)
----------------------------------------------------------------------------
     $  9.36        $ 9.07          $ 9.25          $ 9.49          $ 9.32
     -------        ------          ------          ------          ------
        0.41(d)       0.48            0.45            0.44            0.47
        0.14          0.29           (0.18)          (0.24)           0.16
     -------        ------          ------          ------          ------
        0.55          0.77            0.27            0.20            0.63
     -------        ------          ------          ------          ------
       (0.44)        (0.48)          (0.45)          (0.44)          (0.46)
     -------        ------          ------          ------          ------
       (0.44)        (0.48)          (0.45)          (0.44)          (0.46)
     -------        ------          ------          ------          ------
     $  9.47        $ 9.36          $ 9.07          $ 9.25          $ 9.49
     =======        ======          ======          ======          ======
        5.93%         8.69%           3.03%           2.06%           6.94%
     =======        ======          ======          ======          ======
     $11,608        $7,563          $5,645          $3,779          $  598
        1.69%         1.71%           1.71%           1.70%           1.68%
        4.38%(d)      5.12%           4.90%           4.63%           5.02%
          85%          179%            130%            128%            194%
        1.69%         1.71%           1.71%           1.70%           1.68%

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                        C SHARES
                                                        ------------------------------------------------------------------------
                                                        YEAR            YEAR          YEAR            YEAR            YEAR
                                                        ENDED           ENDED         ENDED           ENDED           ENDED
                                                        6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                        ------------------------------------------------------------------------
Net asset value, beginning of period................      $ 9.40        $ 9.11          $ 9.26          $ 9.50          $ 9.35
                                                          ------        ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................        0.42(d)       0.51            0.45            0.44            0.48
Net realized and unrealized gain/(loss) on
  investments.......................................        0.13          0.26           (0.15)          (0.24)           0.13
                                                          ------        ------          ------          ------          ------
Total from investment operations....................        0.55          0.77            0.30            0.20            0.61
                                                          ------        ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income................       (0.44)        (0.48)          (0.45)          (0.44)          (0.46)
                                                          ------        ------          ------          ------          ------
Total distributions.................................       (0.44)        (0.48)          (0.45)          (0.44)          (0.46)
                                                          ------        ------          ------          ------          ------
Net asset value, end of period......................      $ 9.51        $ 9.40          $ 9.11          $ 9.26          $ 9.50
                                                          ======        ======          ======          ======          ======
TOTAL RETURN(B).....................................        5.91%         8.65%           3.37%           2.06%           6.69%
                                                          ======        ======          ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................      $1,321        $  904          $1,796          $  608          $   70
Ratio of operating expenses to average net assets...        1.69%         1.71%           1.71%           1.70%           1.68%
Ratio of net investment income to average net
  assets............................................        4.38%(d)      5.12%           4.91%           4.63%           5.02%
Portfolio turnover rate.............................          85%          179%            130%            128%            194%
Ratio of operating expenses to average net assets
  without expense waivers...........................        1.69%         1.71%           1.71%           1.70%           1.68%

------------
(a) The Munder Intermediate Bond Fund Class C Shares and Class Y Shares commenced operations on April 19, 1996 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.43 for Class C Shares, and $0.52 for Class Y Shares and the ratio of net investment income to average net assets would have been 4.53% for Class C Shares and 5.53% for Class Y Shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   Y SHARES
-------------------------------------------------------------------------------
    YEAR            YEAR           YEAR             YEAR             YEAR
    ENDED           ENDED          ENDED            ENDED            ENDED
    6/30/02(C)      6/30/01        6/30/00(C)       6/30/99(C)       6/30/98(C)
-------------------------------------------------------------------------------
     $   9.38       $   9.08        $   9.26         $   9.50         $   9.33
     --------       --------        --------         --------         --------
         0.51(d)        0.58            0.54             0.54             0.57
         0.13           0.29           (0.18)           (0.25)            0.16
     --------       --------        --------         --------         --------
         0.64           0.87            0.36             0.29             0.73
     --------       --------        --------         --------         --------
        (0.53)         (0.57)          (0.54)           (0.53)           (0.56)
     --------       --------        --------         --------         --------
        (0.53)         (0.57)          (0.54)           (0.53)           (0.56)
     --------       --------        --------         --------         --------
     $   9.49       $   9.38        $   9.08         $   9.26         $   9.50
     ========       ========        ========         ========         ========
         6.99%          9.88%           4.06%            3.08%            7.99%
     ========       ========        ========         ========         ========
     $119,919       $107,226        $128,663         $193,396         $226,856
         0.69%          0.71%           0.71%            0.70%            0.68%
         5.38%(d)       6.12%           5.90%            5.63%            6.02%
           85%           179%            130%             128%             194%
         0.69%          0.71%           0.71%            0.70%            0.68%

                       See Notes to Financial Statements.

Munder International Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                         A SHARES
                                                              ---------------------------------------------------------------
                                                              YEAR          YEAR          YEAR          YEAR          YEAR
                                                              ENDED         ENDED         ENDED         ENDED         ENDED
                                                              6/30/02(C)    6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98
                                                              ---------------------------------------------------------------
Net asset value, beginning of period......................      $ 8.60        $ 9.29        $ 9.74        $ 9.66      $ 9.82
                                                                ------        ------        ------        ------      ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.....................................        0.25          0.25          0.28          0.30        0.20
Net realized and unrealized gain/(loss) on investments....        0.99         (0.94)        (0.23)         0.11       (0.11)
                                                                ------        ------        ------        ------      ------
Total from investment operations..........................        1.24         (0.69)         0.05          0.41        0.09
                                                                ------        ------        ------        ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income......................       (0.14)        --            (0.50)        (0.18)      (0.23)
Distributions from net realized gains.....................       --            --            --            (0.15)      (0.02)
Distributions from capital................................       (0.00)(d)     --            --            --           --
                                                                ------        ------        ------        ------      ------
Total distributions.......................................       (0.14)        --            (0.50)        (0.33)      (0.25)
                                                                ------        ------        ------        ------      ------
Net asset value, end of period............................      $ 9.70        $ 8.60        $ 9.29        $ 9.74      $ 9.66
                                                                ======        ======        ======        ======      ======
TOTAL RETURN(B)...........................................       14.50%        (7.43)%        0.35%         3.93%       0.86%
                                                                ======        ======        ======        ======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......................      $1,308        $1,327        $  410        $  359      $  160
Ratio of operating expenses to average net assets.........        1.14%         1.10%         1.16%         1.14%       1.11%
Ratio of net investment income to average net assets......        2.83%         2.78%         2.94%         2.95%       3.53%
Portfolio turnover rate...................................          25%           87%          138%           59%         81%
Ratio of operating expenses to average net assets without
  expense waivers.........................................        1.14%         1.10%         1.16%         1.14%       1.11%

------------
(a) The Munder International Bond Fund Class A Shares and Class B Shares commenced operations on October 17, 1996 and June 9, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 B SHARES
---------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            YEAR
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98
---------------------------------------------------------------------------
     $  8.48          $ 9.23          $ 9.72          $ 9.66        $ 9.83
     -------          ------          ------          ------        ------
        0.18            0.18            0.21            0.23          0.18
        0.98           (0.93)          (0.23)           0.11         (0.15)
     -------          ------          ------          ------        ------
        1.16           (0.75)          (0.02)           0.34          0.03
     -------          ------          ------          ------        ------
       (0.11)          --              (0.47)          (0.13)        (0.18)
       --              --              --              (0.15)        (0.02)
       (0.00)(d)       --              --              --             --
     -------          ------          ------          ------        ------
       (0.11)          --              (0.47)          (0.28)        (0.20)
     -------          ------          ------          ------        ------
     $  9.53          $ 8.48          $ 9.23          $ 9.72        $ 9.66
     =======          ======          ======          ======        ======
       13.78%          (8.13)%         (0.44)%          3.15%         0.26%
     =======          ======          ======          ======        ======
     $   258          $  132          $  223          $  138        $  107
        1.89%           1.85%           1.91%           1.89%         1.86%
        2.08%           2.03%           2.19%           2.24%         2.78%
          25%             87%            138%             59%           81%
        1.89%           1.85%           1.91%           1.89%         1.86%

                       See Notes to Financial Statements.

Munder International Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                         C SHARES
                                                              ---------------------------------------------------------------
                                                              YEAR          YEAR          YEAR          YEAR          PERIOD
                                                              ENDED         ENDED         ENDED         ENDED         ENDED
                                                              6/30/02(C)    6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98
                                                              ---------------------------------------------------------------
Net asset value, beginning of period......................      $ 8.61        $ 9.29        $ 9.77        $ 9.73      $ 9.84
                                                                ------        ------        ------        ------      ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.....................................        0.19          0.18          0.21          0.22        0.01
Net realized and unrealized gain/(loss) on investments....        0.98         (0.86)        (0.22)         0.10       (0.11)
                                                                ------        ------        ------        ------      ------
Total from investment operations..........................        1.17         (0.68)        (0.01)         0.32       (0.10)
                                                                ------        ------        ------        ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income......................       (0.11)        --            (0.47)        (0.13)      (0.01)
Distributions from net realized gains.....................       --            --            --            (0.15)       --
Distributions from capital................................       (0.00)(e)     --            --            --           --
                                                                ------        ------        ------        ------      ------
Total distributions.......................................       (0.11)        --            (0.47)        (0.28)      (0.01)
                                                                ------        ------        ------        ------      ------
Net asset value, end of period............................      $ 9.67        $ 8.61        $ 9.29        $ 9.77      $ 9.73
                                                                ======        ======        ======        ======      ======
TOTAL RETURN(B)...........................................       13.69%        (7.32)%       (0.34)%        2.92%      (0.84)%
                                                                ======        ======        ======        ======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......................      $  237        $   37        $   28        $   75      $   31
Ratio of operating expenses to average net assets.........        1.89%         1.85%         1.91%         1.89%       1.87%(d)
Ratio of net investment income to average net assets......        2.08%         2.03%         2.19%         2.14%       2.79%(d)
Portfolio turnover rate...................................          25%           87%          138%           59%         81%
Ratio of operating expenses to average net assets without
  expense waivers.........................................        1.89%         1.85%         1.91%         1.89%       1.87%(d)

------------
(a) The Munder International Bond Fund Class C Shares and Class Y Shares commenced operations on June 4, 1998 and October 2, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   Y SHARES
-------------------------------------------------------------------------------
    YEAR            YEAR             YEAR             YEAR             YEAR
    ENDED           ENDED            ENDED            ENDED            ENDED
    6/30/02(C)      6/30/01(C)       6/30/00(C)       6/30/99(C)       6/30/98
-------------------------------------------------------------------------------
     $  8.66         $   9.33         $   9.77         $   9.68        $   9.83
     -------         --------         --------         --------        --------
        0.28             0.27             0.31             0.34            0.22
        1.00            (0.94)           (0.24)            0.10           (0.11)
     -------         --------         --------         --------        --------
        1.28            (0.67)            0.07             0.44            0.11
     -------         --------         --------         --------        --------
       (0.18)          --                (0.51)           (0.20)          (0.24)
       --              --               --                (0.15)          (0.02)
       (0.00)(e)       --               --               --               --
     -------         --------         --------         --------        --------
       (0.18)          --                (0.51)           (0.35)          (0.26)
     -------         --------         --------         --------        --------
     $  9.76         $   8.66         $   9.33         $   9.77        $   9.68
     =======         ========         ========         ========        ========
       14.98%           (7.18)%           0.57%            4.21%           1.12%
     =======         ========         ========         ========        ========
     $35,057         $ 31,083         $ 33,905         $ 51,193        $ 49,834
        0.89%            0.85%            0.91%            0.89%           0.86%
        3.08%            3.03%            3.20%            3.26%           3.78%
          25%              87%             138%              59%             81%
        0.89%            0.85%            0.91%            0.89%           0.86%

                       See Notes to Financial Statements.

Munder U.S. Government Income Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                        A SHARES
                                                            ----------------------------------------------------------------
                                                            YEAR            YEAR        YEAR          YEAR           YEAR
                                                            ENDED           ENDED       ENDED         ENDED          ENDED
                                                            6/30/02(C)      6/30/01     6/30/00(C)    6/30/99(C)     6/30/98
                                                            ----------------------------------------------------------------
Net asset value, beginning of period....................     $ 10.20        $ 9.79       $ 10.03        $10.38       $10.09
                                                             -------        ------       -------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................        0.56(e)       0.60          0.59          0.59         0.61
Net realized and unrealized gain/(loss) on
  investments...........................................        0.35          0.42         (0.23)        (0.37)        0.35
                                                             -------        ------       -------        ------       ------
Total from investment operations........................        0.91          1.02          0.36          0.22         0.96
                                                             -------        ------       -------        ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income....................       (0.58)        (0.61)        (0.60)        (0.55)       (0.61)
Distributions from net realized gains...................       --             --           (0.00)(d)     (0.01)       (0.06)
Distributions in excess of net realized gains...........       --             --           (0.00)(d)     (0.01)        --
                                                             -------        ------       -------        ------       ------
Total distributions.....................................       (0.58)        (0.61)        (0.60)        (0.57)       (0.67)
                                                             -------        ------       -------        ------       ------
Net asset value, end of period..........................     $ 10.53        $10.20       $  9.79        $10.03       $10.38
                                                             =======        ======       =======        ======       ======
TOTAL RETURN(B).........................................        9.15%        10.52%         3.84%         2.12%        9.71%
                                                             =======        ======       =======        ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................     $12,739        $8,153       $ 3,988        $4,516       $2,598
Ratio of operating expenses to average net assets.......        0.94%         0.97%         0.97%         0.96%        0.94%
Ratio of net investment income to average net assets....        5.37%(e)      5.86%         6.07%         5.76%        6.00%
Portfolio turnover rate.................................          19%           23%           15%           23%          85%
Ratio of operating expenses to average net assets
  without expense waivers...............................        0.94%         0.97%         0.97%         0.96%        0.94%

------------
(a) The Munder U.S. Government Income Fund Class A Shares and Class B Shares commenced operations on July 28, 1994 and September 6, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

(e) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.57 for Class A Shares, and $0.49 for Class B Shares and the ratio of net investment income to average net assets would have been 5.52% for Class A Shares and 4.77% for Class B Shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                B SHARES
-------------------------------------------------------------------------
    YEAR            YEAR          YEAR            YEAR            YEAR
    ENDED           ENDED         ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98
-------------------------------------------------------------------------
     $ 10.21        $  9.79         $10.03          $10.38        $10.09
     -------        -------         ------          ------        ------
        0.48(e)        0.52           0.52            0.52          0.50
        0.36           0.43          (0.24)          (0.37)         0.38
     -------        -------         ------          ------        ------
        0.84           0.95           0.28            0.15          0.88
     -------        -------         ------          ------        ------
       (0.50)         (0.53)         (0.52)          (0.48)        (0.53)
       --             --             (0.00)(d)       (0.01)        (0.06)
       --             --             (0.00)(d)       (0.01)         --
     -------        -------         ------          ------        ------
       (0.50)         (0.53)         (0.52)          (0.50)        (0.59)
     -------        -------         ------          ------        ------
     $ 10.55        $ 10.21         $ 9.79          $10.03        $10.38
     =======        =======         ======          ======        ======
        8.43%          9.90%          2.97%           1.36%         8.89%
     =======        =======         ======          ======        ======
     $14,759        $10,455         $5,270          $4,690        $  970
        1.69%          1.72%          1.72%           1.71%         1.69%
        4.62%(e)       5.11%          5.32%           5.01%         5.25%
          19%            23%            15%             23%           85%
        1.69%          1.72%          1.72%           1.71%         1.69%

                       See Notes to Financial Statements.

Munder U.S. Government Income Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                        C SHARES
                                                            ----------------------------------------------------------------
                                                            YEAR            YEAR        YEAR          YEAR           YEAR
                                                            ENDED           ENDED       ENDED         ENDED          ENDED
                                                            6/30/02(C)      6/30/01     6/30/00(C)    6/30/99(C)     6/30/98
                                                            ----------------------------------------------------------------
Net asset value, beginning of period....................      $10.20        $ 9.77       $ 10.02        $10.37       $10.09
                                                              ------        ------       -------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................        0.48(e)       0.52          0.52          0.52         0.50
Net realized and unrealized gain/(loss) on
  investments...........................................        0.35          0.44         (0.25)        (0.37)        0.37
                                                              ------        ------       -------        ------       ------
Total from investment operations........................        0.83          0.96          0.27          0.15         0.87
                                                              ------        ------       -------        ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income....................       (0.50)        (0.53)        (0.52)        (0.48)       (0.53)
Distributions from net realized gains...................       --             --           (0.00)(d)     (0.01)       (0.06)
Distributions in excess of net realized gains...........       --             --           (0.00)(d)     (0.01)        --
                                                              ------        ------       -------        ------       ------
Total distributions.....................................       (0.50)        (0.53)        (0.52)        (0.50)       (0.59)
                                                              ------        ------       -------        ------       ------
Net asset value, end of period..........................      $10.53        $10.20       $  9.77        $10.02       $10.37
                                                              ======        ======       =======        ======       ======
TOTAL RETURN(B).........................................        8.33%        10.02%         2.87%         1.35%        8.82%
                                                              ======        ======       =======        ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................      $2,295        $2,301       $ 1,228        $1,187       $  101
Ratio of operating expenses to average net assets.......        1.69%         1.72%         1.72%         1.71%        1.69%
Ratio of net investment income to average net assets....        4.62%(e)      5.11%         5.32%         5.01%        5.25%
Portfolio turnover rate.................................          19%           23%           15%           23%          85%
Ratio of operating expenses to average net assets
  without expense waivers...............................        1.69%         1.72%         1.72%         1.71%        1.69%

------------
(a) The Munder U.S. Government Income Fund Class C Shares and Class Y Shares commenced operations on August 12, 1996 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

(e) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.49 for Class C Shares, and $0.60 for Class Y Shares and the ratio of net investment income to average net assets would have been 4.77% for Class C Shares and 5.77% for Class Y Shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                Y SHARES
-------------------------------------------------------------------------
    YEAR            YEAR          YEAR            YEAR            YEAR
    ENDED           ENDED         ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98
-------------------------------------------------------------------------
     $ 10.21        $  9.79        $ 10.03         $ 10.38        $ 10.09
     -------        -------        -------         -------        -------
        0.59(e)        0.62           0.62            0.62           0.62
        0.35           0.43          (0.24)          (0.37)          0.36
     -------        -------        -------         -------        -------
        0.94           1.05           0.38            0.25           0.98
     -------        -------        -------         -------        -------
       (0.61)         (0.63)         (0.62)          (0.58)         (0.63)
       --             --             (0.00)(d)       (0.01)         (0.06)
       --             --             (0.00)(d)       (0.01)         --
     -------        -------        -------         -------        -------
       (0.61)         (0.63)         (0.62)          (0.60)         (0.69)
     -------        -------        -------         -------        -------
     $ 10.54        $ 10.21        $  9.79         $ 10.03        $ 10.38
     =======        =======        =======         =======        =======
        9.42%         11.03%          4.00%           2.37%          9.97%
     =======        =======        =======         =======        =======
     $39,843        $29,599        $32,453         $73,308        $70,842
        0.69%          0.72%          0.72%           0.71%          0.69%
        5.62%(e)       6.11%          6.32%           5.99%          6.25%
          19%            23%            15%             23%            85%
        0.69%          0.72%          0.72%           0.71%          0.69%

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                           A SHARES
                                                              -------------------------------------------------------------------
                                                              YEAR            YEAR          YEAR          YEAR            YEAR
                                                              ENDED           ENDED         ENDED         ENDED           ENDED
                                                              6/30/02(C)      6/30/01       6/30/00       6/30/99(C)      6/30/98
                                                              -------------------------------------------------------------------
Net asset value, beginning of period....................        $ 9.97        $ 9.44        $ 9.60          $10.06        $ 9.64
                                                                ------        ------        ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................          0.39          0.39          0.39            0.39          0.41
Net realized and unrealized gain/(loss) on
  investments...........................................          0.24          0.53         (0.15)          (0.30)         0.45
                                                                ------        ------        ------          ------        ------
Total from investment operations........................          0.63          0.92          0.24            0.09          0.86
                                                                ------        ------        ------          ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income....................         (0.39)        (0.39)        (0.40)          (0.39)        (0.42)
Distributions from net realized gains...................         --             --            --             (0.16)        (0.02)
                                                                ------        ------        ------          ------        ------
Total distributions.....................................         (0.39)        (0.39)        (0.40)          (0.55)        (0.44)
                                                                ------        ------        ------          ------        ------
Net asset value, end of period..........................        $10.21        $ 9.97        $ 9.44          $ 9.60        $10.06
                                                                ======        ======        ======          ======        ======
TOTAL RETURN(B).........................................          6.47%         9.87%         2.59%           0.78%         9.01%
                                                                ======        ======        ======          ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................        $2,426        $1,951        $1,083          $2,456        $1,855
Ratio of operating expenses to average net assets.......          0.93%         0.98%         1.03%           1.00%         0.98%
Ratio of net investment income to average net assets....          3.83%         3.98%         4.14%           3.88%         4.29%
Portfolio turnover rate.................................            10%           11%           13%             33%           34%
Ratio of operating expenses to average net assets
  without expense waivers...............................          0.93%         0.98%         1.03%           1.00%         0.98%

------------
(a) The Munder Michigan Tax-Free Bond Fund Class A Shares and Class B Shares Shares commenced operations on February 15, 1994 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                               B SHARES
-----------------------------------------------------------------------
    YEAR            YEAR          YEAR          YEAR            YEAR
    ENDED           ENDED         ENDED         ENDED           ENDED
    6/30/02(C)      6/30/01       6/30/00       6/30/99(C)      6/30/98
-----------------------------------------------------------------------
      $ 9.99        $ 9.47        $ 9.63          $10.06        $ 9.64
      ------        ------        ------          ------        ------
        0.31          0.32          0.32            0.32          0.35
        0.25          0.52         (0.15)          (0.28)         0.44
      ------        ------        ------          ------        ------
        0.56          0.84          0.17            0.04          0.79
      ------        ------        ------          ------        ------
       (0.32)        (0.32)        (0.33)          (0.31)        (0.35)
       --             --            --             (0.16)        (0.02)
      ------        ------        ------          ------        ------
       (0.32)        (0.32)        (0.33)          (0.47)        (0.37)
      ------        ------        ------          ------        ------
      $10.23        $ 9.99        $ 9.47          $ 9.63        $10.06
      ======        ======        ======          ======        ======
        5.66%         8.92%         1.82%           0.34%         8.23%
      ======        ======        ======          ======        ======
      $1,420        $  662        $  492          $  624        $  629
        1.68%         1.73%         1.78%           1.75%         1.73%
        3.08%         3.23%         3.39%           3.14%         3.54%
          10%           11%           13%             33%           34%
        1.68%         1.73%         1.78%           1.75%         1.73%

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                           C SHARES
                                                              -------------------------------------------------------------------
                                                              YEAR            YEAR          YEAR          YEAR            YEAR
                                                              ENDED           ENDED         ENDED         ENDED           ENDED
                                                              6/30/02(C)      6/30/01       6/30/00       6/30/99(C)      6/30/98
                                                              -------------------------------------------------------------------
Net asset value, beginning of period....................        $ 9.97        $ 9.46        $ 9.62          $10.05        $ 9.63
                                                                ------        ------        ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................          0.31          0.31          0.32            0.32          0.34
Net realized and unrealized gain/(loss) on
  investments...........................................          0.25          0.52         (0.15)          (0.28)         0.44
                                                                ------        ------        ------          ------        ------
Total from investment operations........................          0.56          0.83          0.17            0.04          0.78
                                                                ------        ------        ------          ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income....................         (0.32)        (0.32)        (0.33)          (0.31)        (0.34)
Distributions from net realized gains...................         --             --            --             (0.16)        (0.02)
                                                                ------        ------        ------          ------        ------
Total distributions.....................................         (0.32)        (0.32)        (0.33)          (0.47)        (0.36)
                                                                ------        ------        ------          ------        ------
Net asset value, end of period..........................        $10.21        $ 9.97        $ 9.46          $ 9.62        $10.05
                                                                ======        ======        ======          ======        ======
TOTAL RETURN(B).........................................          5.67%         8.82%         1.82%           0.34%         8.24%
                                                                ======        ======        ======          ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................        $  125        $  103        $  110          $  115        $   78
Ratio of operating expenses to average net assets.......          1.68%         1.73%         1.78%           1.75%         1.73%
Ratio of net investment income to average net assets....          3.08%         3.23%         3.39%           3.13%         3.54%
Portfolio turnover rate.................................            10%           11%           13%             33%           34%
Ratio of operating expenses to average net assets
  without expense waivers...............................          1.68%         1.73%         1.78%           1.75%         1.73%

------------
(a) The Munder Michigan Tax-Free Bond Fund Class C Shares and Class Y Shares Shares commenced operations on October 4, 1996 and January 3, 1994 respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                               Y SHARES
-----------------------------------------------------------------------
    YEAR            YEAR          YEAR          YEAR            YEAR
    ENDED           ENDED         ENDED         ENDED           ENDED
    6/30/02(C)      6/30/01       6/30/00       6/30/99(C)      6/30/98
-----------------------------------------------------------------------
      $ 9.98        $ 9.46        $ 9.62          $10.06        $ 9.65
      ------        ------        ------          ------        ------
        0.41          0.42          0.42            0.42          0.40
        0.25          0.51         (0.16)          (0.28)         0.47
      ------        ------        ------          ------        ------
        0.66          0.93          0.26            0.14          0.87
      ------        ------        ------          ------        ------
       (0.42)        (0.41)        (0.42)          (0.42)        (0.44)
       --             --            --             (0.16)        (0.02)
      ------        ------        ------          ------        ------
       (0.42)        (0.41)        (0.42)          (0.58)        (0.46)
      ------        ------        ------          ------        ------
      $10.22        $ 9.98        $ 9.46          $ 9.62        $10.06
      ======        ======        ======          ======        ======
        6.73%        10.02%         2.84%           1.24%         9.17%
      ======        ======        ======          ======        ======
      $  885        $1,483        $1,363          $1,513        $1,011
        0.68%         0.73%         0.78%           0.75%         0.73%
        4.08%         4.23%         4.39%           4.14%         4.54%
          10%           11%           13%             33%           34%
        0.68%         0.73%         0.78%           0.75%         0.73%

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                        A SHARES
                                                          ---------------------------------------------------------------------
                                                          YEAR            YEAR            YEAR            YEAR          YEAR
                                                          ENDED           ENDED           ENDED           ENDED         ENDED
                                                          6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99       6/30/98
                                                          ---------------------------------------------------------------------
Net asset value, beginning of period....................    $10.28          $ 9.79          $10.02        $10.73        $10.50
                                                            ------          ------          ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................      0.40            0.41            0.41          0.42          0.50
Net realized and unrealized gain/(loss) on
  investments...........................................      0.25            0.49           (0.14)        (0.32)         0.38
                                                            ------          ------          ------        ------        ------
Total from investment operations........................      0.65            0.90            0.27          0.10          0.88
                                                            ------          ------          ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income....................     (0.40)          (0.41)          (0.42)        (0.42)        (0.49)
Distributions from net realized gains...................     (0.07)          --              (0.08)        (0.39)        (0.16)
                                                            ------          ------          ------        ------        ------
Total distributions.....................................     (0.47)          (0.41)          (0.50)        (0.81)        (0.65)
                                                            ------          ------          ------        ------        ------
Net asset value, end of period..........................    $10.46          $10.28          $ 9.79        $10.02        $10.73
                                                            ======          ======          ======        ======        ======
TOTAL RETURN(B).........................................      6.48%           9.35%           2.83%         0.83%         8.54%
                                                            ======          ======          ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................    $4,324          $2,529          $1,873        $2,336        $2,510
Ratio of operating expenses to average net assets.......      0.95%           1.01%           1.00%         0.98%         0.93%
Ratio of net investment income to average net assets....      3.83%           4.05%           4.26%         3.94%         4.60%
Portfolio turnover rate.................................        17%             19%              6%           32%           61%
Ratio of operating expenses to average net assets
  without expense waivers...............................      0.95%           1.01%           1.00%         0.98%         0.93%

------------
(a) The Munder Tax-Free Bond Fund Class A Shares and Class B Shares commenced operations on October 9, 1995 and December 6, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                               B SHARES
-----------------------------------------------------------------------
    YEAR            YEAR            YEAR          YEAR          YEAR
    ENDED           ENDED           ENDED         ENDED         ENDED
    6/30/02(C)      6/30/01(C)      6/30/00       6/30/99       6/30/98
-----------------------------------------------------------------------
      $10.27          $ 9.77        $ 10.02       $ 10.74       $ 10.52
      ------          ------        -------       -------       -------
        0.32            0.34           0.34          0.34          0.41
        0.25            0.50          (0.16)        (0.33)         0.38
      ------          ------        -------       -------       -------
        0.57            0.84           0.18          0.01          0.79
      ------          ------        -------       -------       -------
       (0.33)          (0.34)         (0.35)        (0.34)        (0.41)
       (0.07)          --             (0.08)        (0.39)        (0.16)
      ------          ------        -------       -------       -------
       (0.40)          (0.34)         (0.43)        (0.73)        (0.57)
      ------          ------        -------       -------       -------
      $10.44          $10.27        $  9.77       $ 10.02       $ 10.74
      ======          ======        =======       =======       =======
        5.62%           8.66%          1.87%        (0.02)%        7.65%
      ======          ======        =======       =======       =======
      $3,300          $2,645        $   964       $   763       $   490
        1.70%           1.76%          1.75%         1.73%         1.68%
        3.08%           3.30%          3.51%         3.18%         3.85%
          17%             19%             6%           32%           61%
        1.70%           1.76%          1.75%         1.73%         1.68%

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                         C SHARES
                                                              ---------------------------------------------------------------
                                                              YEAR          YEAR          YEAR            YEAR        PERIOD
                                                              ENDED         ENDED         ENDED           ENDED       ENDED
                                                              6/30/02(C)    6/30/01(C)    6/30/00(C)      6/30/99     6/30/98
                                                              ---------------------------------------------------------------
Net asset value, beginning of period......................      $10.31        $ 9.80        $10.01        $10.73      $ 10.64
                                                                ------        ------        ------        ------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................        0.32          0.34          0.34          0.34         0.41
Net realized and unrealized gain/(loss) on investments....        0.25          0.51         (0.12)        (0.33)        0.25
                                                                ------        ------        ------        ------      -------
Total from investment operations..........................        0.57          0.85          0.22          0.01         0.66
                                                                ------        ------        ------        ------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income......................       (0.33)        (0.34)        (0.35)        (0.34)       (0.41)
Distributions from net realized gains.....................       (0.07)        --            (0.08)        (0.39)       (0.16)
                                                                ------        ------        ------        ------      -------
Total distributions.......................................       (0.40)        (0.34)        (0.43)        (0.73)       (0.57)
                                                                ------        ------        ------        ------      -------
Net asset value, end of period............................      $10.48        $10.31        $ 9.80        $10.01      $ 10.73
                                                                ======        ======        ======        ======      =======
TOTAL RETURN(B)...........................................        5.60%         8.73%         2.28%        (0.03)%       6.34%
                                                                ======        ======        ======        ======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......................      $  656        $  678        $  207        $  419      $    41
Ratio of operating expenses to average net assets.........        1.70%         1.76%         1.75%         1.73%        1.68%(d)
Ratio of net investment income to average net assets......        3.08%         3.30%         3.51%         3.19%        3.85%(d)
Portfolio turnover rate...................................          17%           19%            6%           32%          61%
Ratio of operating expenses to average net assets without
  expense waivers.........................................        1.70%         1.76%         1.75%         1.73%        1.68%(d)

------------
(a) The Munder Tax-Free Bond Fund Class C Shares and Class Y Shares commenced operations on July 7, 1997 and July 21, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                Y SHARES
------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR         YEAR
    ENDED           ENDED           ENDED           ENDED        ENDED
    6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99      6/30/98
------------------------------------------------------------------------
    $    10.28      $     9.78      $    10.02      $ 10.73      $ 10.51
    ----------      ----------      ----------      -------      -------
          0.42            0.43            0.44         0.45         0.52
          0.25            0.51           (0.16)       (0.32)        0.37
    ----------      ----------      ----------      -------      -------
          0.67            0.94            0.28         0.13         0.89
    ----------      ----------      ----------      -------      -------
         (0.43)          (0.44)          (0.44)       (0.45)       (0.51)
         (0.07)         --               (0.08)       (0.39)       (0.16)
    ----------      ----------      ----------      -------      -------
         (0.50)          (0.44)          (0.52)       (0.84)       (0.67)
    ----------      ----------      ----------      -------      -------
    $    10.45      $    10.28      $     9.78      $ 10.02      $ 10.73
    ==========      ==========      ==========      =======      =======
          6.64%           9.74%           2.98%        1.08%        8.70%
    ==========      ==========      ==========      =======      =======
    $      208      $      370      $    2,381      $ 2,827      $ 4,123
          0.70%           0.76%           0.75%        0.73%        0.68%
          4.08%           4.30%           4.51%        4.19%        4.85%
            17%             19%              6%          32%          61%
          0.70%           0.76%           0.75%        0.73%        0.68%

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                         A SHARES
                                                          -----------------------------------------------------------------------
                                                          YEAR            YEAR            YEAR            YEAR            YEAR
                                                          ENDED           ENDED           ENDED           ENDED           ENDED
                                                          6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98
                                                          -----------------------------------------------------------------------
Net asset value, beginning of period................        $10.40          $10.05          $10.22          $10.46        $10.41
                                                            ------          ------          ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................          0.37            0.39            0.38            0.38          0.43
Net realized and unrealized gain/(loss) on
  investments.......................................          0.20            0.35           (0.12)          (0.14)         0.13
                                                            ------          ------          ------          ------        ------
Total from investment operations....................          0.57            0.74            0.26            0.24          0.56
                                                            ------          ------          ------          ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income................         (0.37)          (0.39)          (0.38)          (0.38)        (0.42)
Distributions from net realized gains...............         (0.06)          --              (0.05)          (0.10)        (0.09)
                                                            ------          ------          ------          ------        ------
Total distributions.................................         (0.43)          (0.39)          (0.43)          (0.48)        (0.51)
                                                            ------          ------          ------          ------        ------
Net asset value, end of period......................        $10.54          $10.40          $10.05          $10.22        $10.46
                                                            ======          ======          ======          ======        ======
TOTAL RETURN(B).....................................          5.60%           7.51%           2.68%           2.27%         5.44%
                                                            ======          ======          ======          ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................        $8,207          $5,899          $5,745          $5,642        $6,554
Ratio of operating expenses to average net assets...          0.94%           0.97%           0.97%           0.96%         0.94%
Ratio of net investment income to average net
  assets............................................          3.55%           3.79%           3.75%           3.64%         4.07%
Portfolio turnover rate.............................            10%             23%             15%             25%           27%
Ratio of operating expenses to average net assets
  without expense waivers...........................          0.94%           0.97%           0.97%           0.96%         0.94%

------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class A Shares and Class B Shares commenced operations on November 30, 1992 and May 16, 1996, respectively.

(b) Total return represents aggregate total return for the period and does not reflect any sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 B SHARES
---------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            YEAR
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98
---------------------------------------------------------------------------
      $10.38          $10.03          $10.21          $10.45        $10.40
      ------          ------          ------          ------        ------
        0.29            0.31            0.30            0.30          0.37
        0.22            0.36           (0.12)          (0.13)         0.11
      ------          ------          ------          ------        ------
        0.51            0.67            0.18            0.17          0.48
      ------          ------          ------          ------        ------
       (0.30)          (0.32)          (0.31)          (0.31)        (0.34)
       (0.06)          --              (0.05)          (0.10)        (0.09)
      ------          ------          ------          ------        ------
       (0.36)          (0.32)          (0.36)          (0.41)        (0.43)
      ------          ------          ------          ------        ------
      $10.53          $10.38          $10.03          $10.21        $10.45
      ======          ======          ======          ======        ======
        4.91%           6.72%           1.82%           1.51%         4.68%
      ======          ======          ======          ======        ======
      $3,401          $1,987          $1,377          $1,285        $  465
        1.69%           1.72%           1.72%           1.71%         1.69%
        2.80%           3.04%           3.00%           2.88%         3.32%
          10%             23%             15%             25%           27%
        1.69%           1.72%           1.72%           1.71%         1.69%

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                      C SHARES
                                                                ----------------------------------------------------
                                                                YEAR          YEAR          YEAR          PERIOD
                                                                ENDED         ENDED         ENDED         ENDED
                                                                6/30/02(C)    6/30/01(C)    6/30/00(C)    6/30/99(C)
                                                                ----------------------------------------------------
Net asset value, beginning of period........................      $10.46        $10.10        $10.28        $10.48
                                                                  ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................        0.29          0.32          0.30          0.30
Net realized and unrealized gain/(loss) on investments......        0.22          0.36         (0.12)        (0.09)
                                                                  ------        ------        ------        ------
Total from investment operations............................        0.51          0.68          0.18          0.21
                                                                  ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................       (0.30)        (0.32)        (0.31)        (0.31)
Distributions from net realized gains.......................       (0.06)        --            (0.05)        (0.10)
                                                                  ------        ------        ------        ------
Total distributions.........................................       (0.36)        (0.32)        (0.36)        (0.41)
                                                                  ------        ------        ------        ------
Net asset value, end of period..............................      $10.61        $10.46        $10.10        $10.28
                                                                  ======        ======        ======        ======
TOTAL RETURN(B).............................................        4.88%         6.78%         1.81%         1.90%
                                                                  ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $2,197        $  302        $  248        $  152
Ratio of operating expenses to average net assets...........        1.69%         1.72%         1.72%         1.71%(d)
Ratio of net investment income to average net assets........        2.80%         3.04%         3.00%         2.98%(d)
Portfolio turnover rate.....................................          10%           23%           15%           25%
Ratio of operating expenses to average net assets without
  expense waivers...........................................        1.69%         1.72%         1.72%         1.71%(d)

------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class C Shares and Class Y Shares commenced operations on July 8, 1998 and December 17, 1992, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 Y SHARES
---------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            YEAR
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98
---------------------------------------------------------------------------
      $10.41          $10.06          $10.22          $10.47        $10.42
      ------          ------          ------          ------        ------
        0.40            0.41            0.40            0.41          0.45
        0.20            0.36           (0.10)          (0.15)         0.14
      ------          ------          ------          ------        ------
        0.60            0.77            0.30            0.26          0.59
      ------          ------          ------          ------        ------
       (0.40)          (0.42)          (0.41)          (0.41)        (0.45)
       (0.06)          --              (0.05)          (0.10)        (0.09)
      ------          ------          ------          ------        ------
       (0.46)          (0.42)          (0.46)          (0.51)        (0.54)
      ------          ------          ------          ------        ------
      $10.55          $10.41          $10.06          $10.22        $10.47
      ======          ======          ======          ======        ======
        5.86%           7.77%           3.04%           2.42%         5.70%
      ======          ======          ======          ======        ======
      $2,923          $3,309          $6,867          $7,905        $9,419
        0.69%           0.72%           0.72%           0.71%         0.69%
        3.80%           4.04%           4.00%           3.88%         4.32%
          10%             23%             15%             25%           27%
        0.69%           0.72%           0.72%           0.71%         0.69%

                       See Notes to Financial Statements.

Munder Cash Investment Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                 A SHARES
                                                   --------------------------------------------------------------------
                                                   YEAR           YEAR           YEAR           YEAR           YEAR
                                                   ENDED          ENDED          ENDED          ENDED          ENDED
                                                   6/30/02        6/30/01        6/30/00        6/30/99        6/30/98
                                                   --------------------------------------------------------------------
Net asset value, beginning of period.........      $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                   --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................         0.020          0.052          0.050          0.045          0.049
                                                   --------       --------       --------       --------       --------
Total from investment operations.............         0.020          0.052          0.050          0.045          0.049
                                                   --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income.........        (0.020)        (0.052)        (0.050)        (0.045)        (0.049)
                                                   --------       --------       --------       --------       --------
Total distributions..........................        (0.020)        (0.052)        (0.050)        (0.045)        (0.049)
                                                   --------       --------       --------       --------       --------
Net asset value, end of period...............      $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                   ========       ========       ========       ========       ========
TOTAL RETURN(B)..............................          1.97%          5.36%          5.13%          4.58%          5.04%
                                                   ========       ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).........      $123,370       $117,222       $122,693       $135,705       $133,663
Ratio of operating expenses to average net
  assets.....................................          0.76%          0.81%          0.80%          0.78%          0.76%
Ratio of net investment income to average net
  assets.....................................          1.97%          5.20%          5.01%          4.48%          4.92%
Ratio of operating expenses to average net
  assets without expense waivers.............          0.76%          0.81%          0.80%          0.78%          0.76%

------------
(a) The Munder Cash Investment Fund Class A Shares and Class Y Shares commenced operations on December 1, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                Y SHARES
------------------------------------------------------------------------
    YEAR           YEAR           YEAR           YEAR           YEAR
    ENDED          ENDED          ENDED          ENDED          ENDED
    6/30/02        6/30/01        6/30/00        6/30/99        6/30/98
------------------------------------------------------------------------
    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
    --------       --------       --------       --------       --------
       0.022          0.055          0.053          0.047          0.051
    --------       --------       --------       --------       --------
       0.022          0.055          0.053          0.047          0.051
    --------       --------       --------       --------       --------
      (0.022)        (0.055)        (0.053)        (0.047)        (0.051)
    --------       --------       --------       --------       --------
      (0.022)        (0.055)        (0.053)        (0.047)        (0.051)
    --------       --------       --------       --------       --------
    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
    ========       ========       ========       ========       ========
        2.23%          5.62%          5.39%          4.84%          5.30%
    ========       ========       ========       ========       ========
    $251,634       $203,875       $197,156       $358,125       $327,417
        0.51%          0.56%          0.55%          0.53%          0.51%
        2.22%          5.45%          5.26%          4.72%          5.17%
        0.51%          0.56%          0.55%          0.53%          0.51%

                       See Notes to Financial Statements.

Munder Money Market Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                     A SHARES
                                                          ---------------------------------------------------------------
                                                          YEAR          YEAR          YEAR          YEAR          YEAR
                                                          ENDED         ENDED         ENDED         ENDED         ENDED
                                                          6/30/02       6/30/01       6/30/00       6/30/99       6/30/98
                                                          ---------------------------------------------------------------
Net asset value, beginning of period..................    $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                          -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................      0.017         0.051         0.048         0.044         0.048
                                                          -------       -------       -------       -------       -------
Total from investment operations......................      0.017         0.051         0.048         0.044         0.048
                                                          -------       -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income..................     (0.017)       (0.051)       (0.048)       (0.044)       (0.048)
                                                          -------       -------       -------       -------       -------
Total distributions...................................     (0.017)       (0.051)       (0.048)       (0.044)       (0.048)
                                                          -------       -------       -------       -------       -------
Net asset value, end of period........................    $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                          =======       =======       =======       =======       =======
TOTAL RETURN(B).......................................       1.74%         5.26%         4.86%         4.45%         4.89%
                                                          =======       =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................    $11,704       $18,272       $37,245       $17,463       $14,749
Ratio of operating expenses to average net assets.....       1.06%         0.92%         0.90%         0.87%         0.89%
Ratio of net investment income to average net
  assets..............................................       1.77%         5.22%         4.77%         4.36%         4.78%
Ratio of operating expenses to average net assets
  without expense waivers.............................       1.07%         0.92%         0.90%         0.87%         0.89%

------------
(a) The Munder Money Market Fund Class A Shares and Class B Shares commenced operations on July 3, 1995 and February 16, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                             B SHARES
-------------------------------------------------------------------
    YEAR          YEAR          YEAR          YEAR          YEAR
    ENDED         ENDED         ENDED         ENDED         ENDED
    6/30/02       6/30/01       6/30/00       6/30/99       6/30/98
-------------------------------------------------------------------
    $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
    -------       -------       -------       -------       -------
      0.010         0.044         0.040         0.036         0.040
    -------       -------       -------       -------       -------
      0.010         0.044         0.040         0.036         0.040
    -------       -------       -------       -------       -------
     (0.010)       (0.044)       (0.040)       (0.036)       (0.040)
    -------       -------       -------       -------       -------
     (0.010)       (0.044)       (0.040)       (0.036)       (0.040)
    -------       -------       -------       -------       -------
    $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
    =======       =======       =======       =======       =======
       0.98%         4.48%         4.10%         3.67%         4.09%
    =======       =======       =======       =======       =======
    $35,449       $37,018       $25,005       $10,133       $   658
       1.81%         1.67%         1.65%         1.62%         1.64%
       1.02%         4.47%         4.02%         3.49%         4.04%
       1.82%         1.67%         1.65%         1.62%         1.64%

                       See Notes to Financial Statements.

Munder Money Market Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                        C SHARES
                                                          --------------------------------------------------------------------
                                                          YEAR           YEAR           YEAR           YEAR           YEAR
                                                          ENDED          ENDED          ENDED          ENDED          ENDED
                                                          6/30/02        6/30/01        6/30/00        6/30/99        6/30/98
                                                          --------------------------------------------------------------------
Net asset value, beginning of period................      $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                          --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................         0.010          0.044          0.040          0.036          0.040
                                                          --------       --------       --------       --------       --------
Total from investment operations....................         0.010          0.044          0.040          0.036          0.040
                                                          --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income................        (0.010)        (0.044)        (0.040)        (0.036)        (0.040)
                                                          --------       --------       --------       --------       --------
Total distributions.................................        (0.010)        (0.044)        (0.040)        (0.036)        (0.040)
                                                          --------       --------       --------       --------       --------
Net asset value, end of period......................      $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                          ========       ========       ========       ========       ========
TOTAL RETURN(B).....................................          0.98%          4.48%          4.10%          3.68%          4.10%
                                                          ========       ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................      $ 12,989       $ 12,231       $  9,196       $  2,324       $      1
Ratio of operating expenses to average net assets...          1.81%          1.67%          1.65%          1.62%          1.64%
Ratio of net investment income to average net
  assets............................................          1.02%          4.47%          4.02%          3.59%          4.03%
Ratio of operating expenses to average net assets
  without expense waivers...........................          1.82%          1.67%          1.65%          1.62%          1.64%

------------
(a) The Munder Money Market Fund Class C Shares and Class Y Shares commenced operations on October 17, 1996 and August 18, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                              Y SHARES
---------------------------------------------------------------------
    YEAR          YEAR          YEAR          YEAR           YEAR
    ENDED         ENDED         ENDED         ENDED          ENDED
    6/30/02       6/30/01       6/30/00       6/30/99        06/30/98
---------------------------------------------------------------------
    $  1.00       $  1.00       $  1.00       $   1.00       $  1.00
    -------       -------       -------       --------       -------
      0.020         0.054         0.050          0.046         0.050
    -------       -------       -------       --------       -------
      0.020         0.054         0.050          0.046         0.050
    -------       -------       -------       --------       -------
     (0.020)       (0.054)       (0.050)        (0.046)       (0.050)
    -------       -------       -------       --------       -------
     (0.020)       (0.054)       (0.050)        (0.046)       (0.050)
    -------       -------       -------       --------       -------
    $  1.00       $  1.00       $  1.00       $   1.00       $  1.00
    =======       =======       =======       ========       =======
       1.99%         5.52%         5.13%          4.71%         5.14%
    =======       =======       =======       ========       =======
    $12,459       $12,730       $27,942       $139,388       $68,689
       0.81%         0.67%         0.65%          0.62%         0.64%
       2.02%         5.47%         5.02%          4.55%         5.03%
       0.82%         0.67%         0.65%          0.62%         0.64%

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                      A SHARES
                                                        --------------------------------------------------------------------
                                                        YEAR           YEAR           YEAR           YEAR           YEAR
                                                        ENDED          ENDED          ENDED          ENDED          ENDED
                                                        6/30/02        6/30/01        6/30/00        6/30/99        6/30/98
                                                        --------------------------------------------------------------------
Net asset value, beginning of period..............      $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                        --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................         0.012          0.031          0.029          0.025          0.028
                                                        --------       --------       --------       --------       --------
Total from investment operations..................         0.012          0.031          0.029          0.025          0.028
                                                        --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income..............        (0.012)        (0.031)        (0.029)        (0.025)        (0.028)
                                                        --------       --------       --------       --------       --------
Total distributions...............................        (0.012)        (0.031)        (0.029)        (0.025)        (0.028)
                                                        --------       --------       --------       --------       --------
Net asset value, end of period....................      $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                        ========       ========       ========       ========       ========
TOTAL RETURN(B)...................................          1.24%          3.09%          2.94%          2.51%          2.87%
                                                        ========       ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............      $ 75,422       $ 81,414       $ 80,887       $ 67,847       $ 72,007
Ratio of operating expenses to average net
  assets..........................................          0.75%          0.81%          0.81%          0.80%          0.79%
Ratio of net investment income to average net
  assets..........................................          1.24%          3.03%          2.89%          2.48%          2.83%
Ratio of operating expenses to average net assets
  without expense waivers.........................          0.75%          0.81%          0.81%          0.80%          0.79%

------------
(a) The Munder Tax-Free Money Market Fund Class A Shares and Class Y Shares commenced operations on November 29, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                             Y SHARES
-------------------------------------------------------------------
    YEAR          YEAR          YEAR          YEAR          YEAR
    ENDED         ENDED         ENDED         ENDED         ENDED
    6/30/02       6/30/01       6/30/00       6/30/99       6/30/98
-------------------------------------------------------------------
    $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
    -------       -------       -------       -------       -------
      0.015         0.033         0.032         0.027         0.031
    -------       -------       -------       -------       -------
      0.015         0.033         0.032         0.027         0.031
    -------       -------       -------       -------       -------
     (0.015)       (0.033)       (0.032)       (0.027)       (0.031)
    -------       -------       -------       -------       -------
     (0.015)       (0.033)       (0.032)       (0.027)       (0.031)
    -------       -------       -------       -------       -------
    $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
    =======       =======       =======       =======       =======
       1.49%         3.34%         3.20%         2.76%         3.13%
    =======       =======       =======       =======       =======
    $19,819       $11,879       $16,541       $21,791       $20,397
       0.50%         0.56%         0.56%         0.55%         0.54%
       1.49%         3.31%         3.14%         2.73%         3.08%
       0.50%         0.56%         0.56%         0.55%         0.54%

                       See Notes to Financial Statements.

Munder U.S. Treasury Money Market Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                         A SHARES
                                                               ------------------------------------------------------------
                                                               YEAR         YEAR         YEAR         YEAR          YEAR
                                                               ENDED        ENDED        ENDED        ENDED         ENDED
                                                               6/30/02      6/30/01      6/30/00      6/30/99       6/30/98
                                                               ------------------------------------------------------------
Net asset value, beginning of period.....................      $  1.00      $  1.00      $  1.00      $  1.00       $ 1.00
                                                               -------      -------      -------      -------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................        0.016        0.048        0.046        0.041        0.047
                                                               -------      -------      -------      -------       ------
Total from investment operations.........................        0.016        0.048        0.046        0.041        0.047
                                                               -------      -------      -------      -------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income.....................       (0.016)      (0.048)      (0.046)      (0.041)      (0.047)
                                                               -------      -------      -------      -------       ------
Total distributions......................................       (0.016)      (0.048)      (0.046)      (0.041)      (0.047)
                                                               -------      -------      -------      -------       ------
Net asset value, end of period...........................      $  1.00      $  1.00      $  1.00      $  1.00       $ 1.00
                                                               =======      =======      =======      =======       ======
TOTAL RETURN(B)..........................................         1.56%        4.87%        4.66%        4.23%        4.76%
                                                               =======      =======      =======      =======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................      $24,115      $16,347      $20,631      $27,040       $8,646
Ratio of operating expenses to average net assets........         0.80%        0.86%        0.86%        0.83%        0.82%
Ratio of net investment income to average net assets.....         1.57%        4.72%        4.55%        4.10%        4.67%
Ratio of operating expenses to average net assets without
  expense waivers........................................         0.80%        0.86%        0.86%        0.83%        0.82%

------------
(a) The Munder U.S. Treasury Money Market Fund Class A Shares and Class Y Shares commenced operations on November 24, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                            Y SHARES
----------------------------------------------------------------
    YEAR         YEAR         YEAR         YEAR          YEAR
    ENDED        ENDED        ENDED        ENDED         ENDED
    6/30/02      6/30/01      6/30/00      6/30/99       6/30/98
----------------------------------------------------------------
    $ 1.00       $  1.00      $  1.00      $  1.00       $  1.00
    ------       -------      -------      -------       -------
     0.018         0.050        0.048        0.044         0.049
    ------       -------      -------      -------       -------
     0.018         0.050        0.048        0.044         0.049
    ------       -------      -------      -------       -------
    (0.018)       (0.050)      (0.048)      (0.044)       (0.049)
    ------       -------      -------      -------       -------
    (0.018)       (0.050)      (0.048)      (0.044)       (0.049)
    ------       -------      -------      -------       -------
    $ 1.00       $  1.00      $  1.00      $  1.00       $  1.00
    ======       =======      =======      =======       =======
      1.82%         5.14%        4.92%        4.33%         5.00%
    ======       =======      =======      =======       =======
    $6,520       $10,917      $14,266      $33,967       $37,437
      0.55%         0.61%        0.61%        0.58%         0.57%
      1.82%         4.97%        4.80%        4.40%         4.92%
      0.55%         0.61%        0.61%        0.58%         0.57%

                       See Notes to Financial Statements.

The Munder Funds
        Notes To Financial Statements, June 30, 2002

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act, as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. MFI and MFT consist of 27 portfolios currently in operation. Information presented in these financial statements pertains only to the Income and the Money Market Funds set forth below (each a "Fund", and collectively, the "Funds"). The financial statements for the remaining funds of MFI and MFT, the funds of the Munder Framlington Funds Trust ("Framlington") and St. Clair Funds, Inc. ("St. Clair") (collectively the "Munder Funds") are presented in separate reports.

                      MFI:
                      INCOME FUNDS
                      Munder International Bond Fund

                      MONEY MARKET FUND
                      Munder Money Market Fund

                      MFT:
                      INCOME FUNDS
                      Munder Bond Fund
                      Munder Intermediate Bond Fund
                      Munder U.S. Government Income Fund
                      Munder Michigan Tax-Free Bond Fund
                      Munder Tax-Free Bond Fund
                      Munder Tax-Free Short-Intermediate Bond Fund

                      MONEY MARKET FUNDS
                      Munder Cash Investment Fund
                      Munder Tax-Free Money Market Fund
                      Munder U.S. Treasury Money Market Fund

   The Income Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Money Market Funds of MFT offer three classes of shares -- Class A, Class K and Class Y Shares. The Munder Money Market Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares. The Financial Highlights of Class K Shares of the Funds are presented in a separate annual report. Each Fund is classified as a diversified management investment company under the 1940 Act, other than the Munder International Bond Fund, which is classified as non-diversified.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

   Security Valuation: With respect to the Income Funds, securities (including financial futures, if any) are valued at the latest quoted sales price on the primary market or exchange where such securities are traded. Unlisted securities, or securities for which the latest sales prices are not available are valued at the mean of the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Debt securities held by the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

   Foreign Currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of each day. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses resulting from changes in foreign currency exchange rates are included in the net change in unrealized appreciation/(depreciation) of foreign currency. Net realized gains and losses from foreign currency transactions include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses from security transactions.

   Forward Foreign Currency Exchange Contracts: The Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may engage in forward foreign currency exchange contracts in an effort to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

   Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period during which a Fund seeks to assert its rights. Munder Capital Management (the "Advisor") reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

   Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to 102% of the market value of the securities on loan at the close of business on the preceding business day. These loans are terminable at any time and a Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

   Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon the relevant driver of such expenses. General expenses of each Fund are then prorated among the share classes based on the relative average net assets of each class.

   Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

   Fees Waived by Transfer Agent: Effective March 1, 2002, the transfer agent contractually agreed to waive indefinitely a portion of the fee it charges the Funds. The amount of the waiver is equal to the servicing fee it collects from Fund shareholders with account balances below a specified minimum. Such waivers are reflected as fees waived in the accompanying Statements of Operations.

   Income Recognition: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual statements issued for fiscal years beginning after December 15, 2000 and contains a provision that requires investment companies to amortize premiums and accrete discounts on fixed income securities.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   Effective July 1, 2001, the Funds adopted this provision of the Guide. The only Funds affected by the adoption of the provision were the Munder Bond Fund, Munder Intermediate Bond Fund and Munder U.S. Government Income Fund. Prior to the adoption of this provision, the Munder Bond Fund, Munder Intermediate Bond Fund and Munder U.S. Government Income Fund did not amortize premiums or accrete discounts on fixed income securities. The effect of adopting and applying the provision of the Guide has not resulted in adjustments to the Munder Bond Fund's, Munder Intermediate Bond Fund's or Munder U.S. Government Income Fund's net assets reported in the financial statements. Rather, the cumulative effect of the change has been reflected as an adjustment to the cost of fixed income securities held at the beginning of the year based on retroactive computation of premium and discount from the initial acquisition date of the security. The cumulative effect of the change on cost of investments for periods prior to July 1, 2001 and the changes to net investment income, realized gain/(loss) and unrealized appreciation/(depreciation) for the year ended June 30, 2002 are as follows:

                            CUMULATIVE
                         EFFECT OF CHANGE
                            ON COST OF         EFFECT ON NET      EFFECT ON REALIZED         EFFECT ON UNREALIZED
                           INVESTMENTS       INVESTMENT INCOME     GAIN/(LOSS) FOR      APPRECIATION/(DEPRECIATION) FOR
                             PRIOR TO         FOR YEAR ENDED          YEAR ENDED                  YEAR ENDED
                           JULY 1, 2001        JUNE 30, 2002        JUNE 30, 2002                JUNE 30, 2002
                         ----------------    -----------------    ------------------    -------------------------------
Munder Bond Fund.....       $(665,869)           $(395,966)            $489,288                    $(93,322)
Munder Intermediate
  Bond Fund..........        (472,334)            (595,113)             157,535                     437,578
Munder U.S.
  Government Income
  Fund...............        (537,334)            (318,262)             239,883                      78,379

   Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by the Income Funds, except the Munder International Bond Fund; declared and paid at least annually (if available) by the Munder International Bond Fund and declared daily and paid monthly (if available) by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

   Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

   As determined on June 30, 2002, permanent differences resulting primarily from different book and tax accounting for organizational costs, net operating losses, currency gains and losses and market discount of certain debt instruments were reclassified at year-end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

   Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

2. INVESTMENT ADVISOR, ADMINISTRATOR AND OTHER RELATED PARTY TRANSACTIONS

   For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                                FEES ON AVERAGE
                                                                DAILY NET ASSETS
                                                                ----------------
The Income Funds............................................         0.50%
The Money Market Funds (excluding Munder Money Market
  Fund).....................................................         0.35%
Munder Money Market Fund....................................         0.40%

   Effective June 1, 2002, the Advisor became the administrator for the Funds. In its capacity as administrator, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the aggregate average daily net assets of all of the Funds of MFI, MFT, Framlington, The Munder @Vantage Fund ("@Vantage") and the Liquidity Plus Money Market Fund portfolio of St. Clair, as follows:

                    AGGREGATE NET ASSETS                              FEE
                    --------------------                        ----------------
First $2.8 billion..........................................         0.141%
Next $2.2 billion...........................................         0.131%
Next $5.0 billion...........................................         0.129%
Next $2.5 billion...........................................         0.080%
Thereafter..................................................         0.070%

   In its capacity as administrator, the Advisor is also entitled to receive a fee from the Institutional Fund portfolios of St. Clair based on their aggregate average daily net assets.

   For the period from June 1, 2002 through May 31, 2003, the Advisor has agreed to limit to $3.9 million the total amount it may receive in the aggregate from MFI, MFT, Framlington, St. Clair and @Vantage for its services as administrator, after payment of sub-administration fees to the Funds' sub-administrators. For the year ended June 30, 2002, the Advisor earned $69,711 (after payment of sub-administration fees) for its administrative services to the Funds.

   Comerica Inc. ("Comerica"), through its wholly owned subsidiary Comerica Bank, owns approximately 95% of the Advisor. Comerica provides certain sub-transfer agency and related services to the Funds. As compensation for the sub-transfer agency and related services provided to the Funds, Comerica Bank receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica Bank and its customers. Comerica Bank earned $237,767 for its sub-transfer agency and related services to the Funds for the year ended June 30, 2002.

   Each Trustee of MFT and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair. The fee consists of a $68,000 annual retainer ($90,000 for the Chairman) for services in such capacity, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid an annual retainer of $4,000 for services as a Board member plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Directors/Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more Munder Funds selected by the Director/Trustee. These amounts are not, however, actually invested in shares of the

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

Munder Funds and the obligations of MFI, MFT, St. Clair, @Vantage and Framlington to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor or Comerica receives any compensation from MFI or MFT.

3. DISTRIBUTION AND SERVICE PLAN

   The Funds have a Distribution and Service Plan (the "Plan") with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, the service fees are used primarily to pay securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Plan also permits payments with respect to Class B and Class C Shares to be made by each Fund to the Distributor or directly to other service providers for expenditures incurred by the Distributor or other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Funds).

   The effective rates, as a percentage of average daily net assets, under the Plan and Class K Plans are as follows:

                                                    CLASS A          CLASS B          CLASS C           CLASS K
                                                     SHARES           SHARES           SHARES            SHARES
                                                   12B-1 FEES       12B-1 FEES       12B-1 FEES       SERVICE FEES
                                                   ----------       ----------       ----------       ------------
The Income Funds............................         0.25%            1.00%            1.00%             0.25%
The Money Market Funds (excluding Munder
  Money Market Fund)........................         0.25%              N/A              N/A             0.15%
Munder Money Market Fund....................         0.25%            1.00%            1.00%               N/A

   Comerica Securities, a wholly-owned subsidiary of Comerica, and Comerica Bank are among the Service Organizations who receive fees from the Funds. For the year ended June 30, 2002, the Funds paid $11,265 and $3,580,858 to Comerica Securities and Comerica Bank, respectively, for shareholder services provided to the Funds.

4. SECURITIES TRANSACTIONS

   For the year ended June 30, 2002, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

                                                    COST OF PURCHASES      PROCEEDS FROM SALES
                                                    -----------------      -------------------
Munder Bond Fund..............................        $112,450,331            $159,936,382
Munder Intermediate Bond Fund.................         154,275,636             201,484,035
Munder International Bond Fund................          10,962,807               8,316,635
Munder Michigan Tax-Free Bond Fund............           4,670,635               9,709,024
Munder Tax-Free Bond Fund.....................          20,218,333              44,578,442
Munder Tax-Free Short-Intermediate Bond
  Fund........................................          16,722,036              37,091,139

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   For the year ended June 30, 2002, purchases and sales of U.S. Government securities, excluding short-term investments, were as follows:

                                                    COST OF PURCHASES      PROCEEDS FROM SALES
                                                    -----------------      -------------------
Munder Bond Fund..............................        $166,608,634            $153,796,674
Munder Intermediate Bond Fund.................         157,279,459             124,864,383
Munder U.S. Government Income Fund............          40,884,479              51,220,395

   At June 30, 2002, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                        TAX BASIS UNREALIZED   TAX BASIS UNREALIZED    TAX BASIS NET UNREALIZED
                            APPRECIATION           DEPRECIATION       APPRECIATION/(DEPRECIATION)
                        --------------------   --------------------   ---------------------------
Munder Bond Fund......      $ 3,018,974             $3,891,603                $ (872,629)
Munder Intermediate
  Bond Fund...........       10,337,426              5,187,326                 5,150,100
Munder International
  Bond Fund...........        1,330,008              1,345,881                   (15,873)
Munder U.S. Government
  Income Fund.........        9,879,045              1,167,305                 8,711,740
Munder Michigan Tax-
  Free Bond Fund......        2,336,086                  4,047                 2,332,039
Munder Tax-Free Bond
  Fund................        5,144,740                 10,638                 5,134,102
Munder Tax-Free Short-
  Intermediate Bond
  Fund................        7,535,938              --                        7,535,938

5. GEOGRAPHIC AND INDUSTRY CONCENTRATION

   The Munder Michigan Tax-Free Bond Fund primarily invests in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Munder Tax-Free Short-Intermediate Bond Fund and the Munder Tax-Free Bond Fund may invest more than 25% of their assets in these types of obligations. All of these Funds are, therefore, more susceptible to factors adversely affecting issuers of Michigan municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.

   The Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At June 30, 2002, investments in these securities for the Munder Michigan Tax-Free Bond Fund, Munder Tax-Free Bond Fund, and Munder Tax-Free Short-Intermediate Bond Fund represented 68.3%, 36.9% and 28.1% of holdings, respectively.

   The Munder International Bond Fund primarily invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

U.S. companies and U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

6. ORGANIZATIONAL COSTS

   Expenses incurred prior to June 30, 1998 in connection with the organization of the Munder International Bond Fund, including the fees and expenses of registering and qualifying their shares for distribution under Federal securities regulations, were amortized on a straight-line basis over a period of 5 years from commencement of operations.

7. REVOLVING LINE OF CREDIT

   Effective December 19, 2001, the Munder Funds renewed a revolving line of credit with State Street Bank and Trust Company in which each of the Funds, and other Munder Funds participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum through December 18, 2001 and 0.10% per annum through December 19, 2002 on the daily amount of the unused commitment. During the year ended June 30, 2002 the Munder Intermediate Bond Fund utilized the revolving line of credit and incurred $1,459 in interest fees. For the year ended June 30, 2002, total commitment fees were $15,629.

8. DISTRIBUTIONS TO SHAREHOLDERS

   The tax character of distributions paid to shareholders during the year ended June 30, 2002 were as follows:

                                                                       LONG-TERM
                                         TAX-EXEMPT     ORDINARY        CAPITAL       RETURN OF
                                           INCOME        INCOME           GAIN         CAPITAL        TOTAL
                                         ----------    -----------    ------------    ---------    -----------
Munder Bond Fund.....................    $   --        $ 9,369,190      $ --           $ --        $ 9,369,190
Munder Intermediate Bond Fund........        --         20,563,134        --             --         20,563,134
Munder International Bond Fund.......        --            663,672        --            16,325         679,997
Munder U.S. Government Income Fund...        --         12,350,387        --             --         12,350,387
Munder Michigan Tax-Free Bond Fund...     1,868,464         34,291        --             --          1,902,755
Munder Tax-Free Bond Fund............     4,484,221        148,005       830,892         --          5,463,118
Munder Tax-Free Short-Intermediate
  Bond Fund..........................     5,973,081        226,585       889,784         --          7,089,450
Munder Cash Investment Fund..........        --         23,818,499        --             --         23,818,499
Munder Money Market Fund.............        --          1,064,142        --             --          1,064,142
Munder Tax-Free Money Market Fund....     4,212,864        --             --             --          4,212,864
Munder U.S. Treasury Money Market
  Fund...............................        --          1,629,858        --             --          1,629,858

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   At June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                        UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED    POST OCTOBER      UNREALIZED
                         TAX-EXEMPT       ORDINARY        LONG-TERM      LOSS/CAPITAL    APPRECIATION/
                           INCOME          INCOME       CAPITAL GAIN    LOSS CARRYOVER   (DEPRECIATION)      TOTAL
                        -------------   -------------   -------------   --------------   --------------   ------------
Munder Bond Fund.......   $ --           $  196,359      $  --           $(15,314,348)     $ (872,629)    $(15,990,618)
Munder Intermediate
  Bond Fund............     --              470,924         --            (28,276,271)      5,150,100      (22,655,247)
Munder International
  Bond Fund............     --              --              --             (1,412,638)         69,404       (1,343,234)
Munder U.S. Government
  Income Fund..........     --              195,255         --             (2,153,549)      8,711,740        6,753,446
Munder Michigan Tax-
  Free Bond Fund.......     --               27,022         --               (578,482)      2,332,039        1,780,579
Munder Tax-Free Bond
  Fund.................     --              111,821       1,639,792          --             5,134,102        6,885,715
Munder Tax-Free Short-
  Intermediate Bond
  Fund.................     --               88,918         697,090          --             7,535,938        8,321,946
Munder Cash Investment
  Fund.................     --            1,314,218         --                 (8,125)        --             1,306,093
Munder Money Market
  Fund.................     --                1,639         --                 (5,642)        --                (4,003)
Munder Tax-Free Money
  Market Fund..........    226,779          --              --                (11,743)        --               215,036
Munder U.S. Treasury
  Money Market Fund....     --               89,343         --               --               --                89,343

   The differences between book and tax distributable earnings are primarily due to Section 1256 mark-to-markets and wash sales.

9. INCOME TAX INFORMATION

   As determined at June 30, 2002, the following Funds had available for Federal income tax purposes, unused capital losses as follows:

                         EXPIRING    EXPIRING    EXPIRING      EXPIRING     EXPIRING    EXPIRING     EXPIRING    EXPIRING
                           2003        2004        2005          2006         2007        2008         2009        2010
                        ----------   --------   -----------   -----------   --------   ----------   ----------   --------
Munder Bond Fund......  $   --       $196,358   $   --        $15,314,350   $872,629   $3,071,265   $7,929,451   $527,926
Munder Intermediate
  Bond Fund...........   6,114,942      --       11,240,318       --           --       4,995,661    5,157,371      --
Munder International
  Bond Fund...........      --          --          --            --          11,521      165,567      322,563          4
Munder U.S. Government
  Income Fund.........      --          --          --            --           --          --        2,012,334      --
Munder Michigan Tax-
  Free Bond Fund......      --          --          --            --           --         243,724      334,758      --
Munder Cash Investment
  Fund................      --          --          --            --           --          --           --          8,125
Munder Money Market
  Fund................      --          --          --                 10      --             287        4,695        650
Munder Tax-Free Money
  Market Fund.........       3,653      --          --            --           --           8,085       --          --

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The following Munder Funds have elected to defer net capital losses arising between November 1, 2001 and June 30, 2002 as follows:

                                                              POST-OCTOBER   POST-OCTOBER
                                                              CAPITAL LOSS   CURRENCY LOSS
                                                              ------------   -------------
Munder Bond Fund..........................................     $3,785,708      $ --
Munder Intermediate Bond Fund.............................        767,959        --
Munder International Bond Fund............................        --            912,983
Munder U.S. Government Income Fund........................        141,215        --
Munder Tax-Free Money Market Fund.........................              5        --

10. DIRECTORS/TRUSTEES AND OFFICERS (UNAUDITED)

   The directors/trustees and executive officers and their business addresses, ages and principal occupations during the past five years are as set forth in the table below. A director/trustee is deemed to be a "Non-Interested Director/ Trustee" to the extent the director/trustee is not an "interested person" (as that term is defined in Section 2(a)(19) of the 1940 Act).

                                                                                          NUMBER OF
                                                  TERM OF                               PORTFOLIOS IN
                                                  OFFICE                                 FUND COMPLEX          OTHER
                                                AND LENGTH                                 OVERSEEN        DIRECTORSHIPS
                            POSITION(S) WITH      OF TIME      PRINCIPAL OCCUPATION(S)   BY DIRECTOR/    HELD BY DIRECTOR/
NAME, ADDRESS AND AGE         MFI AND MFT         SERVED         DURING PAST 5 YEARS       TRUSTEE            TRUSTEE
---------------------       ----------------    ----------     -----------------------  -------------    -----------------
NON-INTERESTED DIRECTORS/TRUSTEES
Charles W. Elliott          Director/         Indefinite*      Consultant, self-              37        Director, Steelcase
c/o The Munder Funds        Trustee and       MFI-since 2/95   employed (July 1995 to                   Financial
480 Pierce Street           Chairman          MFT-since 11/89  present); Senior                         Corporation
Suite 300                                                      Advisor to the                           (furniture leasing)
Birmingham, MI 48009                                           President, Western                       (since 1995).
Age 70                                                         Michigan University
                                                               (July 1995 through
                                                               December 1998);
                                                               Director/Trustee and
                                                               Chairman of The Munder
                                                               Funds (5 fund groups);
                                                               Director, Enesco Corp.
                                                               (producer of gifts and
                                                               collectibles) (1995 to
                                                               1999).

--------------------------------------------------------------------------------------------------------------------------
* A director/trustee may serve until his death, resignation, removal or retirement. Pursuant to the respective By-Laws of
  MFI and MFT, any director/trustee shall retire as director/trustee at the end of the calendar year in which the director/trustee attains the age of 72 years.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                                          NUMBER OF
                                                  TERM OF                               PORTFOLIOS IN
                                                  OFFICE                                 FUND COMPLEX          OTHER
                                                AND LENGTH                                 OVERSEEN        DIRECTORSHIPS
                            POSITION(S) WITH      OF TIME      PRINCIPAL OCCUPATION(S)   BY DIRECTOR/    HELD BY DIRECTOR/
NAME, ADDRESS AND AGE         MFI AND MFT         SERVED         DURING PAST 5 YEARS       TRUSTEE            TRUSTEE
---------------------       ----------------    ----------     -----------------------  -------------    -----------------
John Rakolta, Jr.           Director/         Indefinite*      Chairman and Chief             37        None
c/o The Munder Funds        Trustee and Vice  MFI-since 2/93   Executive Officer,
480 Pierce Street           Chairman          MFT-since 4/95   Walbridge Aldinger
Suite 300                                                      Company (construction
Birmingham, MI 48009                                           company) (1991 to
Age 55                                                         present); Director/
                                                               Trustee and Vice
                                                               Chairman of The Munder
                                                               Funds (5 fund groups).
David J. Brophy             Director/         Indefinite*      Professor of Finance,          37        Director, River
1025 Martin Place           Trustee           MFI-since 5/93   University of Michigan-                  Place Financial
Ann Arbor, MI 48104                           MFT-since 4/95   Business School (since                   Corporation
Age 66                                                         August 1966); Director/                  (private banking
                                                               Trustee of The Munder                    company) (since
                                                               Funds (5 fund groups).                   1982) and Director,
                                                                                                        DirectPlacement,
                                                                                                        Inc. (financial
                                                                                                        technology company)
                                                                                                        (since February
                                                                                                        2002).
Dr. Joseph E. Champagne     Director/         Indefinite*      Vice President, Macomb         37        Chairman of Board
c/o The Munder Funds        Trustee           MFI-since 2/95   College (since 2001);                    of Directors, Ross
480 Pierce Street                             MFT-since 11/89  Dean, Macomb College                     Controls of Troy,
Suite 300                                                      (since September 1997);                  Michigan
Birmingham, MI 48009                                           Director/Trustee of The                  (manufacturing and
Age 64                                                         Munder Funds (5 fund                     engineering
                                                               groups).                                 corporation) (since
                                                                                                        April 1989);
                                                                                                        Trustee, Lawrence
                                                                                                        Technical
                                                                                                        University (since
                                                                                                        2000).

--------------------------------------------------------------------------------------------------------------------------
* A director/trustee may serve until his death, resignation, removal or retirement. Pursuant to the respective By-Laws of
  MFI and MFT, any director/trustee shall retire as director/trustee at the end of the calendar year in which the director/trustee attains the age of 72 years.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                                          NUMBER OF
                                                  TERM OF                               PORTFOLIOS IN
                                                  OFFICE                                 FUND COMPLEX          OTHER
                                                AND LENGTH                                 OVERSEEN        DIRECTORSHIPS
                            POSITION(S) WITH      OF TIME      PRINCIPAL OCCUPATION(S)   BY DIRECTOR/    HELD BY DIRECTOR/
NAME, ADDRESS AND AGE         MFI AND MFT         SERVED         DURING PAST 5 YEARS       TRUSTEE            TRUSTEE
---------------------       ----------------    ----------     -----------------------  -------------    -----------------
Thomas D. Eckert            Director/         Indefinite*      Director, President and        37        None
c/o The Munder Funds        Trustee           MFI-since 2/93   Chief Executive
480 Pierce Street                             MFT-since 4/95   Officer, Capital
Suite 300                                                      Automotive REIT (real
Birmingham, MI 48009                                           estate investment trust
Age 54                                                         specializing in retail
                                                               automotive properties)
                                                               (since October 1997);
                                                               Director/Trustee of The
                                                               Munder Funds (5 fund
                                                               groups); President,
                                                               Mid-Atlantic Region of
                                                               Pulte Home Corporation
                                                               (developer of
                                                               residential land and
                                                               construction of housing
                                                               units) (August 1983 to
                                                               October 1997);
                                                               Director, FBR Group-
                                                               Funds (June 1996 to
                                                               October 1997);
                                                               Director, Celotex Corp.
                                                               (manufacturer and
                                                               supplier of insulation)
                                                               (April 1997 to November
                                                               2000); Director, PHM
                                                               Mortgage (May 1996 to
                                                               October 1997).
Dr. Arthur T. Porter        Director/         Indefinite*      President and Chief            37        None
3990 John R.                Trustee           MFI-since 2/01   Executive Officer of
Detroit, MI 48201                             MFT-since 2/01   the Detroit Medical
Age 46                                                         Center (March 1999 to
                                                               present); Professor
                                                               with Tenure and
                                                               Chairman of Radiation
                                                               Oncology of Wayne State
                                                               University School of
                                                               Medicine (March 1991 to
                                                               March 1999);
                                                               Director/Trustee of The
                                                               Munder Funds (5 fund
                                                               groups).

--------------------------------------------------------------------------------------------------------------------------
* A director/trustee may serve until his death, resignation, removal or retirement. Pursuant to the respective By-Laws of
  MFI and MFT, any director/trustee shall retire as director/trustee at the end of the calendar year in which the director/trustee attains the age of 72 years.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                                          NUMBER OF
                                                  TERM OF                               PORTFOLIOS IN
                                                  OFFICE                                 FUND COMPLEX          OTHER
                                                AND LENGTH                                 OVERSEEN        DIRECTORSHIPS
                            POSITION(S) WITH      OF TIME      PRINCIPAL OCCUPATION(S)   BY DIRECTOR/    HELD BY DIRECTOR/
NAME, ADDRESS AND AGE         MFI AND MFT         SERVED         DURING PAST 5 YEARS       TRUSTEE            TRUSTEE
---------------------       ----------------    ----------     -----------------------  -------------    -----------------
INTERESTED DIRECTOR/TRUSTEE
Michael T. Monahan+         Director/         Indefinite*      President of Monahan           37        Director, Jacobson
3707 West Maple Rd.         Trustee           MFI-since 8/00   Enterprises, LLC                         Stores, Inc.
Suite 102                                     MFT-since 8/00   (consulting company)                     (department store)
Bloomfield Hills, MI 48301                                     (June 1999 to present);                  (June 1990 to July
Age 63                                                         Chairman of Munder                       2002); Director,
                                                               Capital Management                       Hertz Corporation
                                                               (investment advisor)                     (rental car
                                                               (October 1999 to                         company) (October
                                                               December 2000); Chief                    1997 to March
                                                               Executive Officer of                     2001).
                                                               Munder Capital
                                                               Management (October
                                                               1999 to December 1999);
                                                               President of Comerica
                                                               Incorporated (bank
                                                               holding company) (June
                                                               1992 to June 1999);
                                                               Director/Trustee of The
                                                               Munder Funds (5 fund
                                                               groups); Director,
                                                               Comerica Incorporated
                                                               (June 1993 to June
                                                               1999).

--------------------------------------------------------------------------------------------------------------------------
+ Mr. Monahan is an "interested director/trustee" as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, Inc, the indirect parent company of Munder Capital Management, the Funds' advisor.
* A director/trustee may serve until his death, resignation, removal or retirement. Pursuant to the respective By-Laws of
  MFI and MFT, any director/ trustee shall retire as director/trustee at the end of the calendar year in which the director/trustee attains the age of 72 years.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                  TERM OF
                                                  OFFICE
                                                AND LENGTH
                            POSITION(S) WITH      OF TIME
NAME, ADDRESS AND AGE         MFI AND MFT         SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------       ----------------    ----------          -------------------------------------------
OFFICERS
James C. Robinson           President         through 2/03     Chairman and Chief Executive Officer of Munder Capital
480 Pierce Street                             MFI-since 5/00   Management (investment advisor) (January 2000 to
Suite 300                                     MFT-since 5/00   present); Chief Investment Officer/Fixed Income of
Birmingham, MI 48009                                           Munder Capital Management (January 1990 to January
Age 41                                                         2000); President of The Munder Funds (5 fund groups).
Stephen J. Shenkenberg      Vice President    through 2/03     General Counsel to Munder Capital Management
480 Pierce Street           and Secretary     MFI-since 8/00   (investment advisor) (July 2000 to present); Deputy
Suite 300                                     MFT-since 8/00   General Counsel of Strong Capital Management, Inc.
Birmingham, MI 48009                                           (investment advisor) (November 1996 to July 2000);
Age 44                                                         Vice President and Secretary of The Munder Funds (5
                                                               fund groups).
Elyse G. Essick             Vice President    through 2/03     Chief Marketing Officer of Munder Capital Management
480 Pierce Street                             MFI-since 4/95   (investment advisor) (September 1988 to present); Vice
Suite 300                                     MFT-since 4/95   President of The Munder Funds (5 fund groups).
Birmingham, MI 48009
Age 44
Peter K. Hoglund            Vice President    through 2/03     Chief Administration Officer of Munder Capital
480 Pierce Street                             MFI- since 2/01  Management (investment advisor) (May 2000 to present);
Suite 300                                     MFT-since 2/01   Associate of Heartland Industrial Partners (a private
Birmingham, MI 48009                                           equity group) (October 1999 to May 2000); Sr.
Age 36                                                         Portfolio Manager of Munder Capital Management
                                                               (January 1995 to October 1999); Vice President of The
                                                               Munder Funds (5 fund groups).
Cherie Ugorowski            Treasurer         through 2/03     Controller of Munder Capital Management (investment
480 Pierce Street                             MFI-since 8/01   advisor) (June 2001 to present); Corporate Accounting
Suite 300                                     MFT-since 8/01   Manager, DaimlerChrysler Corporation (automotive
Birmingham, MI 48009                                           manufacturer) (September 1999 to June 2001); Manager,
Age 33                                                         Audit and Business Advisory Practice, Arthur Andersen
                                                               LLP (September 1990 to September 1999); Treasurer of
                                                               The Munder Funds (5 fund groups).
David Rumph                 Assistant         through 2/03     Analyst of Munder Capital Management (investment
480 Pierce Street           Treasurer         MFI-since 8/01   advisor) (April 2001 to present); Analyst,
Suite 300                                     MFT-since 8/01   Controller's Group, Delphi Automotive Corp.
Birmingham, MI 48009                                           (automotive supplier) (June 1999 to April 2001);
Age 30                                                         Manager, Mutual Fund Operations, Banc One (April 1997
                                                               to June 1999); Audit Senior, Arthur Andersen LLP
                                                               (September 1993 to April 1997); Assistant Treasurer of
                                                               The Munder Funds (5 fund groups).

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                  TERM OF
                                                  OFFICE
                                                AND LENGTH
                            POSITION(S) WITH      OF TIME
NAME, ADDRESS AND AGE         MFI AND MFT         SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------       ----------------    ----------          -------------------------------------------
Bradford E. Smith           Assistant         through 2/03     Director of Mutual Fund Operations of Munder Capital
480 Pierce Street           Treasurer         MFI-since 5/00   Management (investment advisor) (March 2001 to
Suite 300                                     MFT-since 5/00   present); Manager of Mutual Fund Operations of Munder
Birmingham, MI 48009                                           Capital Management (March 2000 to present);
Age 30                                                         Administrator of Mutual Fund Operations of Munder
                                                               Capital Management (August 1999 to February 2000);
                                                               Assistant Vice President, Madison Mosaic, LLC (advisor
                                                               to the Mosaic Funds) (September 1998 to July 1999);
                                                               Assistant Director of Shareholder Service, Madison
                                                               Mosaic, LLC (advisor to the Mosaic Funds) (April 1997
                                                               to August 1998); Cash Manager, GIT Funds (n.k.a.
                                                               Mosaic Funds); (June 1996 to March 1997); Assistant
                                                               Treasurer of The Munder Funds (5 fund groups).
Melanie Mayo West           Assistant         through 2/03     Associate General Counsel of Munder Capital Management
480 Pierce Street           Secretary         MFI- since 2/02  (investment advisor) (November 2001 to present);
Suite 300                                     MFT- since 2/02  Associate, Dykema Gossett PLLC (law firm) August 1998
Birmingham, MI 48009                                           to November 2001); Associate, Hertz, Schram &
Age 35                                                         Saretsky, P.C. (law firm) (March 1998 to August 1998);
                                                               Associate, Howard & Howard Attorneys, P.C. (law firm)
                                                               (May 1995 to March 1998); Assistant Secretary of The
                                                               Munder Funds (5 fund groups).
Mary Ann Shumaker           Assistant         through 2/03     Associate General Counsel of Munder Capital Management
480 Pierce Street           Secretary         MFI- since 8/99  (investment advisor) (March 1998 to present);
Suite 300                                     MFT- since 8/99  Associate, Miro Weiner & Kramer (law firm) (September
Birmingham, MI 48009                                           1991 to July 1997); Assistant Secretary of The Munder
Age 47                                                         Funds (5 fund groups).

   The SAI for MFI and MFT includes additional information about Fund directors/trustees and is available, without charge, upon request, by calling
(800) 438-5789 toll free.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors/Trustees and Shareholders of The Munder Funds Trust
The Munder Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Munder Bond Fund, Munder Intermediate Bond Fund, Munder U.S. Government Income Fund, Munder Michigan Tax-Free Bond Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Short-Intermediate Bond Fund, Munder Cash Investment Fund, Munder Tax-Free Money Market Fund, and Munder U.S. Treasury Money Market Fund (nine of the portfolios constituting The Munder Funds Trust) and the Munder International Bond Fund and Munder Money Market Fund (two of the portfolios constituting The Munder Funds, Inc.) (collectively, the "Funds"), as of June 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above constituting The Munder Funds Trust and The Munder Funds, Inc. at June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                      /s/ Ernst & Young LLP
Boston, Massachusetts
August 14, 2002

The Munder Funds
        Tax Information, June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

   The percentages of total net assets invested in U.S. Government and U.S. Government Agency obligations at June 30, 2002, were as follows:

Munder Bond Fund
  Federal Home Loan Mortgage Corporation....................       6.7%
  Federal National Mortgage Association.....................       8.4%
  Government Agency Debentures..............................       3.7%
  Government National Mortgage Association..................       0.6%
  U.S. Treasury Bond........................................       3.3%
  U.S. Treasury Notes.......................................       4.0%
Munder Intermediate Bond Fund
  Federal Home Loan Mortgage Corporation....................       7.0%
  Federal National Mortgage Association.....................      10.5%
  Government Agency Debentures..............................       7.0%
  Government National Mortgage Association..................       2.1%
  U.S. Treasury Bond........................................       4.4%
  U.S. Treasury Notes.......................................       4.3%
Munder U.S. Government Income Fund
  Federal Home Loan Mortgage Corporation....................      46.9%
  Federal National Mortgage Association.....................      21.3%
  Government National Mortgage Association..................       7.6%
  U.S. Treasury Bond........................................      20.9%
Munder U.S. Treasury Money Market Fund
  U.S. Treasury Bills.......................................      54.7%

   Of the distributions made from investment income, the following percentages are tax exempt for regular Federal income tax purposes:

Munder Michigan Tax-Free Bond Fund..........................       98.2%
Munder Tax-Free Bond Fund...................................       96.8%
Munder Tax-Free Short-Intermediate Bond Fund................       96.3%
Munder Tax-Free Money Market Fund...........................      100.0%


                                                      THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
DISTRIBUTOR & SUB-ADMINISTRATOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young LLP
            200 Clarendon Street
            Boston, MA 02116

ANNINC&MM0602

INVESTMENT ADVISOR: Munder Capital Management
DISTRIBUTED BY: Funds Distributor, Inc.

[MUNDER FUNDS LOGO]                                                Annual Report
                                                                  CLASS K SHARES
                                                                   June 30, 2002

                                                         THE MUNDER EQUITY FUNDS

                                                                        BALANCED
                                                                    BIO(TECH)(2)
                                                               FUTURE TECHNOLOGY
                                                                       INDEX 500
                                                            INTERNATIONAL EQUITY
                                                                LARGE-CAP GROWTH
                                                                 LARGE-CAP VALUE
                                                                MICRO-CAP EQUITY
                                                             MULTI-SEASON GROWTH
                                                                          NETNET
                                                                      POWER PLUS
                                                   REAL ESTATE EQUITY INVESTMENT
                                                                 SMALL-CAP VALUE
                                                            SMALL COMPANY GROWTH

                                                    THE MUNDER FRAMLINGTON FUNDS

                                                    FRAMLINGTON EMERGING MARKETS
                                                          FRAMLINGTON HEALTHCARE
                                                FRAMLINGTON INTERNATIONAL GROWTH

                                                         THE MUNDER INCOME FUNDS

                                                                            BOND
                                                               INTERMEDIATE BOND
                                                              INTERNATIONAL BOND
                                                          U.S. GOVERNMENT INCOME
                                                          MICHIGAN TAX-FREE BOND
                                                                   TAX-FREE BOND
                                                TAX-FREE SHORT-INTERMEDIATE BOND

                                                   THE MUNDER MONEY MARKET FUNDS

                                                                 CASH INVESTMENT
                                                           TAX-FREE MONEY MARKET
                                                      U.S. TREASURY MONEY MARKET

                                                                    "We all know that past performance
                                                                    does not guarantee what will happen
                                                                    in the future. However,
                                                                    historically, the downward
                                                                    movements in the stock market have
                                                                    been temporary while the upward
                                                                    movements have been sustained."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW MUNDER FUND SHAREHOLDERS

       The past year has been a difficult one for stock investors. The S&P 500 Index had a -17.99% return for the 12-month period ending June 30, 2002. In part, the negative return was due to slowing economic growth during the earlier part of this period, exacerbated by the economic dislocations that resulted from the attacks of September 11. In response to a weaker economic environment, corporate earnings fell and stock prices followed. This cyclical pattern, however, was heightened by events that shook investors' confidence. In addition to concerns about future terrorism, a wave of corporate accounting scandals reduced the credibility of corporate management and created doubts about the accuracy of corporate balance sheets.

       There is no question that this has been a tough environment. When the market is moving up, people will pay any price to be part of the action. That is what Alan Greenspan referred to as "irrational exuberance." As the market moves down, as it has over the past year, people panic and sell. It is a human reaction, but buying high and selling low never made any investor rich.

       We all know that past performance does not guarantee what will happen in the future. However, historically, the downward movements in the stock market have been temporary while the upward movements have been sustained. After each market correction, the stock market averages have historically moved back to their old highs and gone higher. In the past, if you lost your long-term focus, you lost a good part of your long-term returns.

       While the wave of accounting scandals has shaken investors' confidence, we feel that confidence can and will be restored. In our view, the short-term pain will result in a longer-term gain in the form of improved accounting disclosures, greater standardization and transparency of reported earnings and increased accounting of CEOs and CFOs for their company's financial reports.

       In contrast to the stock market, the fixed income market generated a positive return for the year ending June 30, 2002. The Lehman Brothers Aggregate Bond Index, a widely followed benchmark of bond market performance, generated an 8.63% return for the year. A weakening economy and the events of September 11 caused the Federal Reserve to ease monetary policy, resulting in declining interest rates and rising bond prices. The divergence in performance between the stock market and bond market, as well as in the returns of the various sectors of each market, highlights the importance of a well-diversified investment strategy.

       On the following pages, you will find information and commentary on the relative and absolute performance of each of the Funds covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment objectives.

       Very Truly Yours,

       /s/ James C. Robinson
       James C. Robinson, President
       The Munder Funds

Table of
        Contents

--------------------------------------------------------------------------------

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                            EQUITY FUNDS OVERVIEW:
                                III         Munder Balanced Fund
                                IV          Munder Bio(Tech)(2) Fund
                                V           Munder Future Technology Fund
                                V           Munder Index 500 Fund
                                VI          Munder International Equity Fund
                                VI          Munder Large-Cap Growth Fund
                                VII         Munder Large-Cap Value Fund
                                VIII        Munder Micro-Cap Equity Fund
                                VIII        Munder Multi-Season Growth Fund
                                IX          Munder NetNet Fund
                                X           Munder Power Plus Fund
                                X           Munder Real Estate Equity Investment Fund
                                XI          Munder Small-Cap Value Fund
                                XII         Munder Small Company Growth Fund
                                XII         Munder Framlington Emerging Markets Fund
                                XIII        Munder Framlington Healthcare Fund
                                XIV         Munder Framlington International Growth Fund

                                            FIXED INCOME FUNDS OVERVIEW:
                                XV          Munder Bond Fund
                                XVI         Munder Intermediate Bond Fund
                                XVI         Munder International Bond Fund
                                XVII        Munder U.S. Government Income Fund
                                XVII        Munder Michigan Tax-Free Bond Fund
                                XVIII       Munder Tax-Free Bond Fund
                                XVIII       Munder Tax-Free Short-Intermediate Bond Fund
                                XIX         HYPOTHETICALS AND TOTAL RETURNS

                 PORTFOLIO OF INVESTMENTS --

                                            EQUITY FUNDS:
                                1           Munder Balanced Fund
                                8           Munder Bio(Tech)(2) Fund
                                10          Munder Future Technology Fund
                                12          Munder Index 500 Fund
                                19          Munder International Equity Fund
                                31          Munder Large-Cap Growth Fund
                                33          Munder Large-Cap Value Fund
                                35          Munder Micro-Cap Equity Fund
                                38          Munder Multi-Season Growth Fund
                                40          Munder NetNet Fund
                                44          Munder Power Plus Fund
                                46          Munder Real Estate Equity Investment Fund
                                47          Munder Small-Cap Value Fund
                                50          Munder Small Company Growth Fund
                                52          Munder Framlington Emerging Markets Fund
                                55          Munder Framlington Healthcare Fund
                                58          Munder Framlington International Growth Fund

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------

                                            INCOME FUNDS:
                                61          Munder Bond Fund
                                64          Munder Intermediate Bond Fund
                                67          Munder International Bond Fund
                                69          Munder U.S. Government Income Fund
                                71          Munder Michigan Tax-Free Bond Fund
                                74          Munder Tax-Free Bond Fund
                                78          Munder Tax-Free Short-Intermediate Bond Fund

                                            MONEY MARKET FUNDS:
                                83          Munder Cash Investment Fund
                                85          Munder Tax-Free Money Market Fund
                                95          Munder U.S. Treasury Money Market Fund

                                96          FINANCIAL STATEMENTS
                                153         FINANCIAL HIGHLIGHTS
                                181         NOTES TO FINANCIAL STATEMENTS
                                207         REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Management's Discussion of
        Fund Performance

--------------------------------------------------------------------------------

THE STOCK MARKET
   The S&P 500 Index generated a return of -17.99% for the year ending June 30, 2002. The weakness in the Index occurred primarily in the third quarter of 2001, which included the September 11 terrorist attacks, and the second quarter of 2002, which was marked by a wave of accounting scandals. Performance was quite mixed across the various sectors and size segments of the stock market. The only two sectors of the S&P 500 universe to earn a positive return for the 12-month period were consumer staples and materials. The weakest sectors were telecommunication services, utilities and information technology. Size was inversely related to performance, with the S&P SmallCap 600 Index generating a 0.27% return for the fiscal year, while the S&P MidCap 400 had a -4.72% return.

   For the year ending June 30, international stock market indices outperformed the S&P 500 Index. The Morgan Stanley EAFE Index (Europe, Asia and the Far East) had a return of -9.21% while the FTSE World Ex-U.S. Index had a return of -8.47%. The more aggressive Morgan Stanley Emerging Markets Free Index earned a positive return of 1.31%.

   As the Funds' fiscal year ended, investor confidence was still badly bruised by the reports of corporate accounting fraud. As economic growth slowed during the past few years, some companies tried to increase reported earnings through questionable, or downright fraudulent, accounting practices. The Securities and Exchange Commission (SEC) has announced that it will require chief executives and chief financial officers at the 1,000 largest companies to formally certify that their books are accurate. Both the SEC and Congress are considering additional regulation and changes to accounting rules. The result will undoubtedly be increasingly standardized accounting and a greater awareness by senior management as to how financial results are derived and what is reported. Through all of this, it is important to keep in mind that these scandals, as offensive as they are, are limited to a handful of the more than 10,000 publicly traded companies in the U.S. The short-term pain, as significant as it is, should lead to a longer-term gain in the form of improved accounting disclosures and greater standardization and transparency of reported earnings.

[THE PERFORMANCE DATA CONTAINED IN THE FOLLOWING COMMENTARY IS BASED ON THE CLASS K SHARES. OTHER CLASSES OF SHARES HAVE DIFFERENT SALES CHARGES AND EXPENSES THAT LOWER PERFORMANCE. THE RETURNS FOR THE FUNDS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR UPON REDEMPTION OF FUND SHARES. PLEASE NOTE THAT IN SOME OF THE FOLLOWING COMMENTARY, THE MUNDER EQUITY FUNDS ARE COMPARED TO VARIOUS STOCK MARKET INDICES. IT IS IMPORTANT TO REMEMBER THAT THE RETURNS FOR THE MUNDER EQUITY FUNDS ARE REPORTED AFTER THE DEDUCTION OF ALL EXPENSES. SINCE THE MARKET INDICES ARE NOT ACTUAL FUNDS, THERE ARE NO EXPENSES NETTED AGAINST THEIR RETURNS. PLEASE NOTE THAT YOU CANNOT INVEST DIRECTLY IN AN INDEX.]

MUNDER BALANCED FUND

FUND MANAGER: THE MUNDER BALANCED FUND TEAM
   The Fund earned a return of -8.45% for the year ending June 30, 2002, relative to the -7.98% return for a 60%/20%/20% blend of the S&P 500 Index, the Lehman Brothers Aggregate Bond

--------------------------------------------------------------------------------

Index and the Lehman Brothers Credit Index and the -8.21% median return for the Lipper universe of balanced mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, nine-month, two-year, three-year and five-year time periods ending June 30. As of June 30, the asset allocation was approximately 60% equities and 40% fixed income and cash equivalents.

   The Munder Balanced Fund is a diversified portfolio with equity holdings ranging from large company to small company stocks. The equity styles represented in the Fund include both growth and value. Growth stocks are those selected largely because of anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. The fixed income portion of the Fund includes bonds from the corporate, government and mortgage-related sectors of the market.

   The Fund's performance lagged slightly behind its blended benchmark for the one-year time period ending June 30. The bond portion of the Fund generated a positive return, although its return fell below that of the Lehman Brothers Aggregate Bond Index for the year. Reflecting the weakness in the stock market, the equity portion of the Fund generated a negative return. The greatest relative strength came from the Fund's holdings of value stocks and mid-cap stocks. In contrast, the Fund's growth stocks generated the weakest returns on an absolute basis.

MUNDER BIO(TECH)(2) FUND

FUND MANAGER: THE MUNDER BIO(TECH)(2) FUND TEAM
   The Fund generated a return of -48.21% for the year ending June 30, 2002, compared to the -49.78% return for the NASDAQ Biotech Index and -21.50% median return for the Lipper universe of health/biotechnology mutual funds.

   The absolute performance of the Fund reflected the negative returns generated by the biotech sector of the stock market during the Fund's fiscal year. In relative terms, however, the Fund outperformed its NASDAQ Biotech benchmark. Because of its biotech focus, however, the Fund lagged the broader Lipper universe of health/biotechnology mutual funds.

   During the first half of the Fund's fiscal year, biotechnology stocks experienced strong relative returns. Over the last few months of the period, however, the biotech sector was severely hit for a number of reasons. Traditional seasonal weakness in the calendar first quarter, negative sentiment cultivated by the Imclone debacle and concerns about accounting practices at Elan all contributed to poor stock price performance in the sector. In general, investors were avoiding what are perceived as high-risk situations and focusing on short-term news. In addition, there were isolated incidents of biotech drugs failing to meet their trial objectives within the expected timetable.

   The above factors have combined to create what we believe is an attractive opportunity for investors. Many of the valuation measures of profitable biotech companies have fallen to historic lows, reaching levels that are almost half those of the large-cap pharmaceutical companies. We do not believe that this differential is sustainable, given the extreme differences in the potential for growth between these two segments of the health care sector. The balance sheets of many biotech

--------------------------------------------------------------------------------

companies appear well financed for their current business plans, while many of the large drug companies are suffering due to current and impending patent expirations, compounded by insufficient products in their own pipelines. We feel it is highly likely that many of the large pharmaceutical companies will pay a premium for good late-stage compounds being developed by biotech companies.

MUNDER FUTURE TECHNOLOGY FUND

FUND MANAGER: THE MUNDER FUTURE TECHNOLOGY FUND TEAM
   The Fund earned a return of -48.17% for the year ending June 30, 2002, relative to the -42.39% return for the Goldman Sachs Technology Composite and the -45.66% median return for the Lipper universe of science and technology mutual funds.

   The Fund's weakest relative performance occurred during the July through September period. A primary reason for this underperformance was that the Fund was positioned more aggressively than its Goldman Sachs benchmark. This had a negative impact on the Fund's relative returns given the weak environment for technology stocks, especially in the wake of the September 11 attacks. Software holdings and communications equipment stocks had a particularly negative impact on the Fund's returns during this period of time. A rebound in the Fund's relative returns occurred during the last months of 2001, led in part by Dell Computer, who benefited from better than anticipated returns. Veritas was another strong performer during this time period, given the growth and increased complexity of storage solutions.

   During the January through June period, the Fund lagged its Goldman Sachs benchmark by approximately 1.5 percentage points. An overweight in semiconductor stocks helped Fund returns in the January through March time frame, but was the largest negative for Fund returns from April through June. In fact, semi-conductor stocks performed significantly worse than the overall technology sector for the year as a whole. Holdings in the Fund related to Internet software and services also held back Fund performance during the second half of the Fund's fiscal year. In contrast, the Fund's performance was boosted by our avoidance of media-related stocks.

MUNDER INDEX 500 FUND

FUND MANAGER: THE MUNDER INDEX 500 FUND TEAM
   The Fund earned a return of -18.56% for the year ending June 30, 2002, compared to the -18.44% median return for the Lipper universe of mutual funds with the objective of tracking the S&P 500 Index.

   The S&P 500 Index generated a return of -17.99% for the year ending June 30. Eight of the ten sectors of the Index earned a negative return. Only the consumer staples sector (+11.76%) and materials (+7.63%) earned a positive return over this 12-month period. The weakest returns came from the telecommunications, utilities and information technology sectors of the Index. The information technology sector, with a -39.04% return and a 16.60% weight in the Index, detracted over seven percentage points from the S&P 500's return.

--------------------------------------------------------------------------------

   The Fund continued to achieve its goal of closely tracking the total return of the S&P 500 Index. The weight of each of the 500 stocks held in the Fund is monitored carefully relative to its weight in the S&P 500 Index. Cash flows are invested promptly to minimize their impact on the Fund's return.

MUNDER INTERNATIONAL EQUITY FUND

FUND MANAGER: THE MUNDER INTERNATIONAL EQUITY FUND TEAM
   The Fund generated a return of -12.96% for the year ending June 30, 2002, relative to the -8.47% return for the FTSE World ex-U.S. Index and the -10.24% median return for the Lipper universe of international equity mutual funds.

   In general, the international stock markets generated returns for the one-year ending June 30 that, although negative, were stronger than those of the U.S. stock market. The -8.47% return for the FTSE World ex-U.S. Index was slightly ahead of the -9.21% return for the Morgan Stanley EAFE (Europe, Asia and the Far East) Index, both of which exceeded the -17.99% return for the S&P 500 Index.

   The Fund continues to focus on providing broad exposure to international stock markets. Core holdings of foreign securities with a market capitalization of over $250 million are complemented by stocks selected on the basis of an economic modeling overlay. The Fund typically holds between 600 and 800 securities representing over 50 countries.

   The Fund underperformed for the year ending June 30 because of an underweighting in Japan, a country that has recently outperformed the FTSE World-ex U.S. Index, and an overweighting in the U.K., which has recently had weaker relative returns than the Fund's FTSE benchmark. In addition, the Fund was slightly overweighted in the wireless telecommunications sector, which has underperformed during the last two years.

   For the year ending June 30, some of the strongest stock exchanges included Russia, Czechoslovakia, Hungary, Indonesia, Korea and Thailand. Weaker stock markets included Argentina, Venezuela, Brazil, Greece and China.

MUNDER LARGE-CAP GROWTH FUND

FUND MANAGER: THE MUNDER LARGE-CAP GROWTH FUND TEAM
   The K class for the Munder Large-Cap Growth Fund is relatively new, with an inception date of April 30, 2002. (Other classes of the Fund have inception dates as early as July 11, 1998.) The Fund's returns were -3.91% for May and -9.05% for June. These returns compare to May and June returns of -2.42% and -9.25% for the Russell 1000 Growth Index and -2.08% and -8.28% for the median return for the Lipper universe of large-cap growth mutual funds.

   During the past year, the relative underperformance of the Fund was largely due to the weak relative returns of holdings in the information technology sector of the Fund. The biggest detractors from performance within this sector were Amdocs and Sonus Networks, both of which subtracted over one percentage point from the Fund's return for the year. Other technology

--------------------------------------------------------------------------------

holdings with weak relative returns included Micromuse, Check Point Software Technology and Comverse Technology.

   In contrast to the information technology sector, stock selection was positive in most of the other sectors of the Fund, including healthcare, consumer discretionary, financials and consumer staples. In the healthcare sector, where holdings added close to 1.75 percentage points to returns, strong relative performers included Health Management Associates, Express Scripts, Aviron and Community Health Systems. The lack of a position in Bristol-Myers Squibb also contributed positively to returns.

   For the large-cap growth sector of the stock market, the year ending June 30 continues the string of negative quarters that began in the second quarter of 2000 when large, growth stocks began to underperform. Despite this period of weak relative performance, we are positive towards the large-cap growth asset class and believe these stocks are likely to receive among the largest benefit as the economy turns around. Unfortunately, we have not yet been through a full investment cycle since the inception of this Fund. We are confident that when the environment is once again favorable toward growth stocks, our philosophy of buying companies with faster earnings growth, faster revenue growth and strong balance sheets will pay off for our shareholders.

MUNDER LARGE-CAP VALUE FUND

FUND MANAGER: THE MUNDER LARGE-CAP VALUE FUND TEAM
   The Fund exhibited a return of -8.98% for the year ending June 30, 2002, relative to the -8.95% return of the Russell 1000 Value Index and the -9.98% median return for the Lipper universe of equity income mutual funds. Compared to the Lipper universe of equity income funds, the Fund has earned above-median returns for the one-month, three-month, nine-month, one-year and two-year time periods ending June 30.

   The Fund performed ahead of its Russell 1000 Value benchmark during the year. Weak relative performance in the Fund's industrials and utilities sectors was offset by strong stock selection in the consumer discretionary and information technology sectors of the Fund.

   In the industrials sector, an overweight in ITT Industries added over one percentage point to returns. This was countered, however, by the performance of Tyco International, which subtracted over two percentage points from the Fund's return. In the utilities sector, El Paso held back returns.

   On the positive side, performance in the consumer discretionary sector was bolstered by Darden Restaurants, Centex Corp. and Family Dollar Stores. While the information technology holdings of the Fund earned a negative return, relative strength from stocks like Affiliated Computer Services helped to boost the Fund's performance relative to its benchmarks.

   Although it is discouraging to read of one scandal after another, talented executives with high integrity head many good companies. When investors hastily conclude that the negative behavior of a few corporations taints all companies in a sector, opportunities are created. Valuations can be reduced to unusually low levels. We are diligently working to identify these opportunities while

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seeking to avoid the many pitfalls in today's market. Accounting reforms and increased regulation and oversight are likely. Company disclosures have improved already. Corporations are reducing debt. These are all positives for the financial markets, and should, with time, help improve investor confidence.

MUNDER MICRO-CAP EQUITY FUND

FUND MANAGER: THE MUNDER MICRO-CAP EQUITY FUND TEAM
   The Fund earned a return of -0.95% for the year ending June 30, 2002, relative to the 3.26% return for the Wilshire Micro-Cap Index and the -1.95% median return for the Lipper universe of small-cap core mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, nine-month, one-year, three-year and five-year time periods ending June 30.

   The Fund lagged its Wilshire Micro-Cap benchmark during the Fund's fiscal year, although it performed well relative to the broad stock market. During the July through December period, the Fund experienced good relative performance from all of its sectors with the exception of energy and materials. Even the technology sector, which was one of the weakest sectors of the micro-cap market early in that period, had rebounded by December. During the second half of the Fund's fiscal year, the consumer discretionary and financials sectors of the Fund had the strongest absolute returns. For the year as a whole, the best absolute performance came from the Fund's holdings in the consumer staples, financials and telecommunication services sectors. The weakest absolute returns came from the energy, materials and utilities sectors.

   New Century Financial had the largest positive impact on the financials sector during the year. Returns in the energy sector were held back by ATP Oil & Gas and Mission Resources. In the consumer discretionary sector of the Fund, strong returns from Gymboree and Spartan Motors were offset by weak returns from Regent Communications, Uniroyal Technology and Wilsons The Leather Experts. Healthcare was another sector in which strong returns from some holdings (Air Methods, Meridian Medical Technologies and Neogen) were offset by weaker returns from other stocks in the sector (Natus Medical and Organogenesis).

   We continue to view the micro-cap sector of the market favorably. Compared to larger-cap companies, the business models of micro-cap companies are easier for investors to understand, their financials are easier to analyze and management interests are often more closely tied to shareholder interests. We believe that the current market weakness has created a number of interesting and attractive investment opportunities in this segment of the market.

MUNDER MULTI-SEASON GROWTH FUND

FUND MANAGER: THE MUNDER MULTI-SEASON GROWTH FUND TEAM
   The Fund generated a return of -21.63% for the year ending June 30, 2002. This compares to the -17.99% return for the S&P 500 Index and the -18.67% median return for the Lipper universe of large-cap core mutual funds.

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   The Fund lagged its S&P 500 benchmark for the year ending June 30. Relative strength in the consumer discretionary, healthcare and telecommunications services sectors was more than offset by weak relative returns in the industrials, information technology, utilities and consumer staples sectors of the Fund.

   The best relative returns in the consumer discretionary sector came from Wendy's, Darden Restaurants, Family Dollar Stores and Lowe's. In the healthcare and telecommunications services sectors, performance was driven largely by the Fund's avoidance of many of the problem names in these sectors, such as Biomet and Bristol-Myers Squibb (healthcare) and WorldCom and AT&T Wireless (telecommunications services).

   Tyco International, which was sold in June, was largely responsible for the Fund's weak performance in the industrials sector of the Fund. In the information technology sector, Amdocs (a provider of software and products and services to communications companies) subtracted close to one percentage point of performance from the Fund's return. An overweight in Safeway, which lowered earnings guidance during the quarter, was one of the key detractors from relative returns in the consumer staples sector. Performance in that sector was also held back by an underweight in PepsiCo.

MUNDER NETNET FUND

FUND MANAGER: THE MUNDER NETNET FUND TEAM
   The K class for the Munder NetNet Fund is relatively new, with an inception date of April 30, 2002. (Other classes of the Fund have inception dates as early as August 19, 1996.) The Fund's K class returns were -6.67% for May and -8.26% for June. These returns compare to May and June returns of -4.00% and -14.59% for the Inter@ctive Week Internet Index, -8.31% and -14.99% for the Morgan Stanley Internet Index and median returns of -5.84% and -13.18% for the Lipper universe of science and technology mutual funds.

   During the past year, Fund performance reflected the extremely negative tone of the technology sector of the stock market. The Fund performed in line with the Inter@ctive Week Internet Index and somewhat ahead of the Morgan Stanley Internet Index. With Internet-related stocks experiencing weaker overall performance than the technology sector in general, the Fund's return fell below the median return of the Lipper mutual fund universe, which is focused on a broader group of science and technology mutual funds. Lipper does not have any universe focused on Internet-related funds.

   The Fund continues to invest in three groups of stocks. One group consists of broad technology companies that enable the Internet by providing the infrastructure necessary for the Internet to function. These stocks might include companies that supply hardware, software or services (such as security) for the Internet. A second group of stocks are sometimes referred to as "bricks and clicks," companies that have combined a traditional retail presence with on-line capabilities. A third group are pure Internet stocks or dotcoms.

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   During the last half of the fiscal year, we significantly increased the
Fund's exposure to the dotcoms. This was due to a number of factors. First, we felt trends in consumer and business behavior were pointing to current and future growth for leading Internet companies. The continued growth in Internet usage is coming from increases in the number of users, the average number of minutes spent on line and the number of activities performed online. Second, many Internet leaders with strong balance sheets and significant cash reserves were trading at compelling valuations. In addition, we saw significantly reduced competition from venture capital-backed startups as leaving the leading Internet companies with positive pricing power. As of June 30, dotcoms accounted for approximately 50% of the Fund's assets.

MUNDER POWER PLUS FUND

FUND MANAGER: THE MUNDER POWER PLUS FUND TEAM
   The Fund generated a return of -24.11% for the year ending June 30, 2002, relative to the -0.72% return for the Deutsche Bank Energy Index and the -0.98% return for the Lipper universe of natural resources mutual funds. Many natural resource funds benefited from their investments in gold and other precious metals.

   During the year ending June 30, the conventional energy segment of the Fund, including companies involved in exploration and production, drilling, and oil services and equipment had strong relative performance. These stocks benefited from price strength for oil and natural gas, especially in the latter half of that twelve-month period. For the year as a whole, however, the performance of the Fund was held back, relative to its benchmarks, by its holdings in the alternative energy and power and distributed power segments of the energy market. As of June 30, these segments accounted for approximately 25% of the Fund's assets.

   Distributed power is a means by which reliable, high quality power can be generated on-site and from technologies such as microturbines, fuel cells, and wind and solar products. This segment of the energy market has been hurt by a weak economy, abnormal weather patterns and lower commodity prices. Despite strong fundamentals, many of these companies were trading at less than their net cash value per share as of June 30. This means the market is not paying for the fundamental business value these companies possess. We believe that these holdings represent extremely compelling investments on the basis of valuation and fundamentals.

   The independent power production companies held in the Fund, roughly 10% of the Fund's assets as of June 30, continued to be negatively impacted by concerns that are directly tied to the Enron debacle and the continuing debate over the causes of the California energy crises of 2001 and early 2002. We firmly believe that the Fund's holdings in this sector do not represent the "next Enron" and that these companies will emerge relatively unscathed from the California power situation.

MUNDER REAL ESTATE EQUITY INVESTMENT FUND

FUND MANAGER: THE MUNDER REAL ESTATE EQUITY INVESTMENT FUND TEAM
   The Fund generated a return of 16.55% for the year ending June 30, 2002, relative to the 16.22% return for the National Association of Real Estate Investment Trusts (NAREIT) Index

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(equity only) and the 14.67% median return for the Lipper universe of real estate mutual funds. Compared to its Lipper benchmark, the Fund has earned median or above-median returns for the one-month, three-month, six-month, nine-month and one-year time periods ending June 30.

   The Fund exhibited strong absolute and relative returns for the year ending June 30. The real estate investment trust (REIT) market performed well during the year ending June 30, 2002, producing positive returns while most of the equity market was down. During uncertain times, the predictable cash flows, low volatility and attractive dividend yields of the REIT market draw the attention of investors.

   During the first six months of the year ending June 30, the Fund's focus on larger-capitalization blue chip REITs was a positive for returns, as these types of REITs bounced back from a period of weak relative performance. A modest underweighting in hotels and regional malls helped the Fund in the weeks immediately following the September 11 tragedy. However, these same holdings had strong performance in the October through December period. During that time frame, the Fund increased its positions in these sectors.

   During the second half of the Fund's fiscal year, relative performance was boosted by the overweight applied to the regional malls and an underweight in the apartment sector. Stock selection in the specialty REIT sector also was a positive for the Fund's relative return, with Correctional Properties Trust being one of the best performing REITs for the quarter.

MUNDER SMALL-CAP VALUE FUND

FUND MANAGER: THE MUNDER SMALL-CAP VALUE FUND TEAM
   The Fund earned a return of 10.52% for the year ending June 30, 2002, relative to the 8.50% return for the Russell 2000 Value Index and the -1.95% median return for the Lipper universe of small-cap core mutual funds. Compared to the Lipper universe, the Fund has earned median or above-median returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending June 30.

   Even given the negative market environment, the small-cap value sector of the market generated a positive return for the year ending June 30. In addition, the Fund outpaced its Russell 2000 Value benchmark.

   The greatest relative strength came from the financials, consumer discretionary and utilities sectors of the Fund. The financial sector alone added over five percentage points to relative returns. The biggest contributors to relative performance within this sector included New Century Financial Corp. (a specialty finance company dealing with sub-prime mortgage loans) and Correctional Properties Trust (a real estate investment trust that focuses on correctional and detention facilities). The consumer discretionary sector added close to 3.5 percentage points to the Fund's relative returns. Standout performers in this sector included Penn National Gaming (which owns and operates gaming facilities, horse racing tracks and off-track wagering facilities) and NVR Inc. NVR constructs homes and conducts mortgage banking. Among the utilities holdings,

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Allete, a diversified company providing energy and automotive services, was one of the strongest performers.

   The strength from these sectors was only partially offset by weaker relative returns in the industrials sector. Within this sector, underperformance was concentrated largely in three holdings: Capstone Turbine, Active Power and A.C.L.N. Ltd. Capstone Turbine and Active Power are both involved in the production of equipment used to generate electricity. A.C.L.N. is a shipping and marine logistics company.

MUNDER SMALL COMPANY GROWTH FUND

FUND MANAGER: THE MUNDER SMALL COMPANY GROWTH FUND TEAM
   The Fund generated a return of -24.07% for the year ending June 30, 2002, compared to the -25.01% return for the Russell 2000 Growth Index and the -22.70% median return for the Lipper universe of small-cap growth mutual funds. Compared to its Lipper benchmark, the Fund has earned median or above-median returns for the one-month, three-month, six-month and nine-month time periods ending June 30.

   While the Fund did not escape the negative returns of the small-cap growth sector of the market, it did manage to generate stronger relative returns than its Russell 2000 Growth benchmark. The largest positive impact on relative returns came from stock selection in the information technology sector of the Fund. The Fund's return in this sector was significantly less negative than it was for the Fund's benchmark. Strong relative performance in the technology sector came from White Electronic Designs, Entegris, and Websense. White Electronic Designs is a company that designs and manufactures computer memory and display products. Entegris is focused on materials solutions for the protection and transport of materials used in the semiconductor industry. Websense's products allow companies to monitor, report and manage how their employees use the Internet. Rent-A-Center, Spanish Broadcasting System and Tuesday Morning Corp. were the standout performers in the consumer discretionary sector. Tuesday Morning is a closeout retailer of upscale home furnishers and gifts. In the telecommunications services sector, performance was enhanced by the avoidance of some of the weakest stocks represented in the Russell 2000 Growth Index.

   Only partially offsetting this relative strength was weakness in the energy and industrials sectors of the Fund. In the energy sector, ATP Oil and Gas and Mission Resources Corp. detracted the most from relative returns. The largest negative impact in the industrials sector of the Fund came from Lexent and MCSi. Lexent is involved in telecommunications network services. MCSi is involved in audio-visual presentation, broadcast and computer technology products.

MUNDER FRAMLINGTON EMERGING MARKETS FUND

FUND MANAGER: THE MUNDER FRAMLINGTON EMERGING MARKETS FUND TEAM
   The Fund generated a return of 0.41% for the year ending June 30, 2002, relative to the 1.31% return for the MSCI Emerging Markets Free Index and the 0.71% median return for the Lipper universe of emerging markets mutual funds. Compared to its Lipper benchmark, the Fund

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has earned an above-median return for the three-month, nine-month and five-year time periods ending June 30.

   The Fund generated a positive return for the year ending June 30, although it lagged its MSCI Emerging Markets Free benchmark. For the year, the emerging markets indices showed significantly stronger returns than any of the other widely followed global stock market indices.

   During the year ending June 30, the geographic allocation of the Fund was a positive for relative returns. This was offset, however, by the negative impact of overall stock selection. In terms of geographic allocation, the Fund's underweight in Latin America and Asia and its overweight in Europe and the Middle East had a positive impact on performance. The Fund had a neutral weight in Africa, with no significant impact on returns. In terms of specific countries, an overweight in Brazil and underweights in both Taiwan and India were positive factors for Fund performance.

   Stock selection in Turkey and India helped to boost the relative return of the Fund. However, the lack of exposure to gold-related stocks had a negative impact on performance as did stock selection in Asia, including Taiwan. Stock selection in Europe was neutral. Underperformance in Mexico was largely due to currency movements.

MUNDER FRAMLINGTON HEALTHCARE FUND

FUND MANAGER: THE MUNDER FRAMLINGTON HEALTHCARE FUND TEAM
   The Fund generated a -36.35% return for the year ending June 30, 2002, compared to the -35.26% return for the Russell 2000 Healthcare Index and the -21.50% median return for the Lipper universe of health/biotechnology mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, nine-month, three-year and five-year time periods ending June 30.

   During the first half of the Fund's fiscal year, the biotechnology segment of the healthcare sector experienced strong relative returns. In contrast, major drug stocks underperformed as several pharmaceutical companies reduced growth estimates for 2002, including Merck, Bristol Myers Squibb and Eli Lilly.

   Over the last few months of the period, the biotech sector was severely hit for a number of reasons. Traditional seasonal weakness in the calendar first quarter, negative sentiment cultivated by the Imclone debacle and concerns about accounting practices at Elan all contributed to poor stock price performance in the sector. In general, investors were avoiding what are perceived as high-risk situations and focusing on short-term news. In addition, there were isolated incidents of biotech drugs failing to meet their trial objectives within the expected timetable. As a result, the Fund's heavy weighting in biotech stocks, approximately 40% as of June 30, hurt performance during the last half of the Fund's fiscal year.

   Large pharmaceutical companies were weak throughout the twelve months ending June 30. Reduced earnings growth estimates, thin pipelines for new drugs and the expiration of key patents have hurt growth in this segment of the healthcare market. In contrast, healthcare service stocks

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have proven to be more resilient. There has been stronger earnings growth in this segment, and investors have been attracted to its relatively defensive characteristics. A positive regulatory environment is also developing. In the medical devices arena, performance was boosted, particularly during the last half of the Fund's fiscal year, by improved earnings and increased product launches, especially in the cardiology and orthopedics area.

MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

FUND MANAGER: THE MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND TEAM
   The Fund generated a return of -14.65% for the year ending June 30, 2002, relative to the -9.21% return for the Morgan Stanley EAFE Index and the -10.24% median return for the Lipper universe of international equity mutual funds.

   The last twelve months have seen somewhat of a change in the investment environment for international investors. Since the correction of 2000 started, we initially moved into an environment where growth stocks had been extremely out of favor. During the last twelve months, however, it has in fact been very difficult to gain strong performance with either a value or a growth bias due to the broadening of the negative international market conditions to include value stocks.

   In the July through September period, we moved to a more neutral and defensive position in terms of sectors and stocks and that did have a positive impact on returns, although the Fund still lagged its Morgan Stanley EAFE benchmark for that time period. In retrospect a more aggressive move back into growth/cyclical stocks leading in late 2001 would have helped Fund performance as the benchmark finished 2001 with three positive months of returns and the Fund lost ground at this point. As of fiscal year-end, we are positioned to benefit from a mild economic recovery after moving the Fund to a somewhat more aggressive position.

   Geographic allocation held back the performance of the Fund relative to its Morgan Stanley EAFE benchmark during the year ending June 30. Stock selection also had a negative impact on returns during the first nine months of the one-year period. In the April through June timeframe, however, stock selection had a positive influence on Fund performance.

   During the year, the Fund took an overweighted position in the U.K. and Europe and an underweighted position in Japan. This move was given support by the negative economic data coming out of Japan and the lack of the necessary government reforms or corporate restructuring in that country. Secular weakness of the Japanese economy was recognized by the leading credit rating agencies, including Standard & Poor's and Moody's, who downgraded Japanese debt. Japanese exporters benefited from yen weakness over the period under review. As a result, the Fund's underweight in Japan for fundamental reasons caused the Fund to miss out on the Japanese stock market rally that was inspired by the improved performance of Japanese exports. The weakness in the yen has begun to reverse in recent months, causing the Bank of Japan to intervene in the currency markets in an attempt to weaken the currency and prolong the period of a favorable exchange rate for Japanese exporters.

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   The U.K. was a relatively strong performer in 2001, compared to other developed international markets. While an overweight in the U.K. did have a positive impact on Fund performance, this was largely offset by the disappointing performance of holdings in the U.K. portion of the Fund. The Fund's overweight in Europe and stock selection in that region had a relatively neutral impact on relative returns.

THE BOND MARKET
   While the S&P 500 Index generated a -17.99% return for the year ending June 30, the bond market earned positive returns. The Lehman Brothers Aggregate Bond Index, a widely followed measure of bond market performance, had an 8.63% return for the year. Declining interest rates helped investment grade bonds appreciate in price.

   Short and intermediate-term bonds had the best relative performance, with the five-year Treasury bond outpacing both the ten-year and 30-year Treasury bond. Corporate bonds had the weakest relative returns, largely because of a marked deterioration in the credit quality of a number of issues. BBB-rated bonds, the lowest credit rating for investment grade bonds, had a return of just over 5% for the year.

[THE PERFORMANCE DATA CONTAINED IN THE FOLLOWING COMMENTARY IS BASED ON THE CLASS K SHARES. OTHER CLASSES OF SHARES HAVE DIFFERENT SALES CHARGES AND EXPENSES THAT AFFECT PERFORMANCE. THE RETURNS FOR THE FUNDS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR UPON REDEMPTION OF FUND SHARES. PLEASE NOTE: IN SOME OF THE FOLLOWING COMMENTARY, THE MUNDER INCOME FUNDS ARE COMPARED TO VARIOUS BOND MARKET INDICES. IT IS IMPORTANT TO REMEMBER THAT THE RETURNS FOR THE MUNDER INCOME FUNDS ARE REPORTED AFTER THE DEDUCTION OF ALL EXPENSES. SINCE THE MARKET INDICES ARE NOT ACTUAL FUNDS, THERE ARE NO EXPENSES NETTED AGAINST THEIR RETURNS. PLEASE NOTE THAT YOU CANNOT INVEST DIRECTLY IN AN INDEX.]

MUNDER BOND FUND

FUND MANAGER: THE MUNDER BOND FUND TEAM
   The Fund earned a 4.41% return for the year ending June 30, 2002, compared to the 8.07% return for the Fund's blended benchmark (50% Lehman Brothers Aggregate Bond Index/50% Lehman Brothers Credit Index) and the 6.86% median return for the Lipper universe of corporate debt A-rated mutual funds. Compared to the Lipper median, the Fund has earned above-median returns for the three-month time period ending June 30.

   Although the Fund has a high quality focus, it did not escape the deterioration in credits that marked the corporate sector during the year. During the first half of the one-year time period ending June 30, the better tone in the bond market helped to boost the performance of some of the telecommunications bonds that had been under pressure. This had a positive impact on the Fund's relative return. However, for the year as a whole, issue selection was a negative. AT&T Canada was one of the weakest holdings in the Fund, due to uncertainty about a Canadian regulatory decision and subsequent backing by the company's AT&T parent. Other bonds were pressured by either accounting or asbestos concerns. A move to smaller positions in individual

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credits during the second half of this twelve-month period helped to minimize the negative impact of holdings such as WorldCom and El Paso Energy.

MUNDER INTERMEDIATE BOND FUND

FUND MANAGER: THE MUNDER INTERMEDIATE BOND FUND TEAM
   The Fund generated a 6.72% return for the year ending June 30, 2002, relative to the 8.17% return for the Lehman Brothers Intermediate Government/Credit Index and a 5.93% median return for the Lipper universe of short intermediate investment grade debt mutual funds. Compared to the Lipper universe, the Fund has earned median or above-median returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending June 30.

   During the year ending June 30, the Fund's relative performance was held back by some corporate holdings that came under pressure. Mirant, an energy-related bond, was negatively impacted by the Enron situation, as were many corporate energy bonds. In the telecommunications sector, AT&T Canada came under pressure as a result of the anticipation of a negative regulatory ruling.

   Countering these negative factors was the slightly higher quality of the Fund relative to its benchmark and its exposure to mortgage-backed securities. In addition, the Fund avoided corporate credits, such as WorldCom and El Paso Energy, which were under severe downward pressure during the April to June period.

MUNDER INTERNATIONAL BOND FUND

FUND MANAGER: THE MUNDER INTERNATIONAL BOND FUND TEAM
   The Fund earned a return of 14.60% for the year ending June 30, 2002 relative to the 15.78% return for the Salomon Brothers Non-U.S.$ World Government Bond Index and the 13.68% return for the Lipper universe of international income mutual funds. Compared to its Lipper benchmark, the Fund has earned an above-median return for the one-month, three-month, six-month, nine-month and one-year time periods ending June 30.

   During much of the year, the absolute performance of the Salomon Brothers Non-U.S.$ World Government Bond Index was held back by the strength of the U.S. dollar. The general weakness of foreign currencies relative to the U.S. dollar offset the impact of positive returns in bond markets around the globe. Much of the positive return for the Index and the Fund came in the April through June period, as a result of the significant weakening of the U.S. dollar. The weaker dollar combined with good local bond market returns to generate positive double-digit returns for that three-month period.

   Throughout the year ending June 30, the Fund was overweighted in the euro and underweighted in the yen. This was a negative for returns during the first nine months of the year, but had a positive impact on performance during the last quarter.

   In our view, the primary reason for investing in an international bond fund is to provide portfolio diversification. For that reason, the Fund does not hedge against currency movements or
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buy securities denominated in U.S. dollars. In our opinion, hedging and U.S.
dollar positions reduce the diversification benefits of the Fund. In addition, the Fund does not take positions in emerging markets.

MUNDER U.S. GOVERNMENT INCOME FUND

FUND MANAGER: THE MUNDER U.S. GOVERNMENT INCOME FUND TEAM
   The Fund exhibited a return of 9.25% for the year ending June 30, 2002, relative to the 8.81% return for the Lehman Brothers Government Bond Index and the 8.03% median return for the Lipper universe of general U.S. government mutual funds. Compared to the Lipper universe, the Fund has earned median or above-median returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending June 30.

   The major positive factor for the Fund's performance during the year ending June 30 was a heavy weighting in agency mortgages structured in collateralized mortgage obligations (CMOs). The majority of the mortgage holdings in the Fund were issued ten years ago, providing collateral that is less sensitive than newer products to refinancing risk.

MUNDER MICHIGAN TAX-FREE BOND FUND

FUND MANAGER: THE MUNDER MICHIGAN TAX-FREE BOND FUND TEAM
   The Fund earned a return of 6.47% for the year ending June 30, 2002, relative to the 5.95% median return for the Lipper universe of Michigan municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending June 30. The Fund is also measured against a blended index made up of an equally weighted combination of the Lehman Brothers 10-year, 15-year and 20-year Municipal Bond Indexes. This blended index had a return of 7.29% for the year ending June 30, 2002.

   The maturity structure of the Fund had the largest impact on the Fund's returns during the year ending June 30. During the first half of the Fund's fiscal year, performance was held back by an overweight in securities with maturities ranging from three years to twelve years. In the January through March period, an underweight in securities with 12-year to 22-year maturities and an overweight with one-year to eight-year maturities held back returns. Partially offsetting these negative factors was the positive impact of the structure of the Fund's holdings. As interest rates rose in March, the interest rate risk of the securities held in the Fund increased less rapidly than the Fund's blended benchmark. Through the nine months ending March 30, the high quality of the Fund tended to hold back returns, given the strong relative performance of BBB-rated securities.

   During the last quarter of the Fund's fiscal year, stretching from April through June, the Fund exhibited strong relative returns. The negative impact of an overweight in bonds with maturities greater than 22 years was offset by a number of positive factors. These included an overweighted position in securities with maturities ranging from four years to eight years, an underweight in revenue bonds and an overweight in AAA and AA-rated securities.

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MUNDER TAX-FREE BOND FUND

FUND MANAGER: THE MUNDER TAX-FREE BOND FUND TEAM
   The Fund earned a return of 6.38% for the year ending June 30, 2002, relative to the 5.72% median return for the Lipper universe of general municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned median or above-median returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending June 30. The Fund is also measured against a blended index made up of an equally weighted combination of the Lehman Brothers 10-year, 15-year and 20-year Municipal Bond Indexes. This blended index had a return of 7.29% for the year ending June 30, 2002.

   During the first half of the Fund's fiscal year, performance was held back by an overweight in securities with three-year to twelve-year maturities, as well as an overweight in Michigan bonds and an underweight in housing bonds. During the January through March period, an underweight in 12-year to 22-year maturities and an overweight in one-year to eight-year maturities also had a negative impact on returns. However, the structure of the Fund's holdings was a positive for returns during this time frame. As interest rates rose in March, the interest rate risk of the securities held in the Fund increased less rapidly than the Fund's blended benchmark.

   During the April through June time frame, the performance of the Fund bounced back with strong relative returns. The negative impact of an overweight in bonds with maturities greater than 22 years was more than offset by the positive impact of an overweight in securities with maturities ranging from four years to eight years, an underweight in revenue and New York bonds and an overweight in AAA and AA-rated bonds.

MUNDER TAX-FREE SHORT-INTERMEDIATE BOND FUND

FUND MANAGER: THE MUNDER TAX-FREE SHORT-INTERMEDIATE BOND FUND TEAM
   The Fund earned a return of 5.70% for the year ending June 30, 2002, relative to the 6.57% return of the Lehman Brothers Mutual Fund Intermediate/Short Muni Index and the 5.25% median return for the Lipper universe of short intermediate municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned above-median returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending June 30.

   During the first nine months of the Fund's fiscal year ending June 30, relative performance was held back by an underweight in New York bonds and BBB-rated securities. Early in this period, an underweight in housing bonds also had a negative impact on returns. Performance rebounded in the April through June period. The negative impact of an underweight in five-year to ten-year maturities was offset by the positive impact of an overweight in general obligation bonds and AAA and AA-rated bonds and an underweight in California and New York securities.

 xviii

Hypotheticals and Total Returns

--------------------------------------------------------------------------------
The following graphs represent the performance of each Fund since the inception (or ten years for Funds in existence greater than 10 years). This includes a period of time since February 1, 1995 during which the Funds have been managed by Munder Capital Management or its then wholly-owned subsidiary World Asset Management and prior periods when the Funds were managed by their predecessors. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment. The information contained in the charts and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

BALANCED FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                        S&P 500/LEHMAN      LIPPER BALANCED FUNDS
                                             CLASS K             S&P 500 INDEX#         BLENDED INDEX#            AVERAGE**
                                             -------             --------------         --------------      ---------------------
4/16/93                                      10000.00               10000.00               10000.00               10000.00
                                              9890.00                9758.00                9884.80                9890.00
                                             10030.00               10018.00               10046.10               10045.00
6/30/93                                      10100.00               10047.00               10132.10               10158.00
                                             10092.00               10007.00               10117.70               10181.00
                                             10384.00               10386.00               10412.00               10484.00
                                             10434.00               10306.00               10381.10               10514.00
                                             10475.00               10519.00               10521.30               10620.00
                                             10222.00               10419.00               10436.70               10481.00
                                             10516.00               10545.00               10538.80               10662.00
                                             10685.00               10903.00               10806.40               10925.00
                                             10503.00               10607.00               10564.80               10715.00
                                             10046.00               10146.00               10196.50               10321.00
                                              9990.00               10276.00               10245.30               10341.00
                                              9909.00               10444.00               10350.40               10393.00
6/30/94                                       9593.00               10188.00               10195.30               10211.00
                                              9781.00               10522.00               10471.00               10441.00
                                             10067.00               10953.00               10741.80               10707.00
                                              9954.00               10685.00               10535.10               10505.00
                                             10097.00               10925.00               10676.30               10556.00
                                              9809.00               10528.00               10422.20               10300.00
                                              9947.00               10683.00               10534.10               10399.00
                                              9999.00               10960.00               10777.70               10539.00
                                             10298.00               11387.00               11134.40               10859.00
                                             10486.00               11723.00               11358.90               11054.00
                                             10590.00               12068.00               11621.70               11250.00
                                             10932.00               12549.00               12057.10               11624.00
6/30/95                                      11259.00               12840.00               12262.00               11852.00
                                             11604.00               13266.00               12505.80               12120.00
                                             11667.00               13299.00               12580.90               12225.00
                                             11968.00               13860.00               12940.20               12502.00
                                             11915.00               13810.00               12970.20               12466.00
                                             12262.00               14416.00               13388.30               12857.00
                                             12272.00               14694.00               13601.00               13039.00
                                             12558.00               15193.00               13929.30               13278.00
                                             12695.00               15334.00               13935.70               13323.00
                                             12759.00               15482.00               13983.10               13376.00
                                             12939.00               15710.00               14081.50               13505.00
                                             13152.00               16115.00               14290.80               13668.00
6/30/96                                      13193.00               16176.00               14394.80               13684.00
                                             12681.00               15462.00               14026.90               13301.00
                                             12905.00               15789.00               14205.60               13544.00
                                             13553.00               16677.00               14776.60               14038.00
                                             13650.00               17137.00               15139.20               14313.00
                                             14121.00               18430.00               15921.30               14979.00
                                             13817.00               18066.00               15684.10               14822.00
                                             14135.00               19194.00               16297.70               15256.00
                                             13999.00               19344.00               16393.80               15284.00
                                             13493.00               18551.00               15923.30               14854.00
                                             13882.00               19658.00               16578.40               15276.00
                                             14569.00               20859.00               17251.80               15951.00
6/30/97                                      14992.00               21787.00               17786.30               16430.00
                                             15912.50               23521.20               18798.00               17350.10
                                             15428.80               22204.10               18122.80               16897.20
                                             16143.10               23420.80               18812.50               17530.90
                                             15923.60               22638.60               18512.30               17229.40
                                             16086.00               23686.80               19044.70               17484.30
                                             16250.10               24094.20               19302.20               17713.40
                                             16199.70               24361.60               19528.00               17823.20
                                             16849.30               26118.10               20374.60               18557.50
                                             17299.20               27455.30               21029.60               19079.00
                                             17311.30               27732.60               21202.80               19201.10
                                             17081.10               27363.80               21050.70               19007.20
6/30/98                                      17369.70               28474.80               21611.30               19316.20
                                             16879.00               28061.60               21502.10               19032.20
                                             15089.80               24003.90               19723.80               17365.00
                                             15701.00               25542.50               20678.30               18070.00
                                             16412.20               27619.10               21649.40               18787.40
                                             16994.80               29292.80               22479.20               19456.20
                                             17997.60               30980.10               23294.10               20111.90
                                             18173.90               32275.10               23944.70               20427.70
                                             17348.80               31271.30               23367.00               19870.00
                                             17888.40               32522.20               24005.00               20319.00
                                             18464.40               33780.80               24599.40               20961.10
                                             18375.80               32983.50               24162.80               20680.20
6/30/99                                      19250.40               34814.10               24958.30               21222.10
                                             19325.50               33727.90               24456.80               20835.80
                                             18805.70               33559.30               24382.70               20565.00
                                             18690.90               32639.80               24095.80               20293.50
                                             18958.20               34705.90               25047.80               20861.70
                                             20105.20               35410.40               25370.40               21135.00
                                             21398.00               37496.10               26234.00               21809.20
                                             21297.40               35613.80               25390.20               21216.00
                                             23278.10               34940.70               25192.20               21222.40
                                             25363.80               38357.90               26767.70               22374.80
                                             24118.40               37203.30               26248.00               21974.20
                                             23175.40               36440.60               25927.50               21721.50
6/30/00                                      24450.30               37340.70               26519.40               22110.30
                                             24551.00               36757.10               26357.10               22052.80
                                             26585.20               39040.10               27476.90               23038.60
                                             25760.50               36979.10               26713.20               22522.50
                                             25349.80               36822.70               26681.20               22450.40
                                             23843.90               33919.60               25558.90               21581.60
                                             24472.60               34085.50               25824.10               22101.70
                                             25314.10               35294.80               26566.50               22579.10
                                             23818.10               32076.60               25207.10               21601.40
                                             22688.40               30044.60               24324.10               20836.80
                                             23931.90               32379.30               25445.10               21722.30
                                             24143.00               32596.30               25616.60               21852.70
6/30/01                                      24008.00               31954.00               25280.40               21516.00
                                             23748.70               31640.80               25376.10               21597.80
                                             23041.00               29660.10               24548.80               20893.70
                                             21743.80               27263.60               23409.70               19924.20
                                             22407.00               27784.30               23892.00               20334.70
                                             23283.10               29915.40               24883.50               21178.50
                                             23646.30               30178.60               24948.20               21233.60
                                             23242.00               29738.00               24813.50               21118.90
                                             22981.70               29164.10               24612.50               20947.90
                                             23537.80               30260.70               24994.00               21272.60
                                             23156.50               28426.90               24251.70               20640.80
                                             22869.30               28216.50               24249.20               20638.70
6/30/02                                      21982.00               26207.50               23262.30               19798.70

                       GROWTH OF A $10,000 INVESTMENT                                AVERAGE ANNUAL TOTAL RETURNS
               -----------------------------------------------      --------------------------------------------------------------
                                          S&P 500/      LIPPER                   ONE             FIVE                    SINCE
                                    S&P     LEHMAN    BALANCED         ONE      YEAR     FIVE   YEARS       SINCE    INCEPTION
CLASS AND      WITH   WITHOUT       500    BLENDED       FUNDS        YEAR     W/OUT    YEARS   W/OUT   INCEPTION       W/ OUT
INCEPTION DATE LOAD      LOAD    INDEX#     INDEX#   AVERAGE**      W/LOAD      LOAD   W/LOAD    LOAD      W/LOAD         LOAD
----------------------------------------------------------------------------------------------------------------------------------
CLASS
  K -- 4/16/93  N/A   $21,982   $26,207   $ 23,262   $  19,799         N/A   (8.45)%      N/A   7.95%         N/A        8.93%

--------------------------------------------------------------------------------

 # The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The S&P 500/Lehman Blended Index is a blended index made up of 60% S&P 500 Index, 20% Lehman Brothers Aggregate Bond Index and 20% Lehman Brothers Credit Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher. The Lehman Brothers Credit Index is an unmanaged index made up of all public, fixed-rate, non-convertible, investment-grade, domestic, corporate debt, excluding collateralized mortgage obligations.

 ** The Lipper Balanced Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date.

--------------------------------------------------------------------------------

BIO(TECH)(2) FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                                    LIPPER
                                                                                             NASDAQ          HEALTH/BIOTECHNOLOGY
                                              CLASS K             RUSSELL 2000#       BIOTECHNOLOGY INDEX#     FUNDS AVERAGE**
                                              -------             -------------       --------------------   --------------------
11/1/00                                       10000.00              10000.00                10000.00              10000.00
                                               8410.00               8973.00                 8451.00               9385.00
                                               8830.00               9743.78                 8738.00               9858.94
                                               8290.00              10251.40                 8401.00               9098.82
                                               6970.00               9578.94                 7754.00               8753.97
                                               5480.00               9110.53                 6177.00               7690.37
                                               6390.00               9822.97                 7348.00               8335.59
                                               7120.00              10064.60                 7958.00               8674.01
6/30/01                                        7530.00              10421.00                 8168.00               8768.00
                                               6360.00               9857.00                 7002.00               8417.00
                                               6160.00               9539.00                 7075.00               8292.00
                                               5130.00               8255.00                 5984.00               7767.00
                                               6080.00               8738.00                 6959.00               8190.00
                                               6680.00               9414.00                 7624.00               8670.00
                                               6870.00               9995.00                 7322.00               8623.00
                                               5980.00               9891.00                 6284.00               8020.00
                                               5341.00               9620.00                 6003.00               7754.00
                                               5561.00              10393.00                 6227.00               7940.00
                                               4630.00              10488.00                 5248.00               7360.00
                                               4260.00              10022.00                 4672.00               7044.00
6/30/02                                        3900.00               9525.00                 4109.00               6407.00

                             GROWTH OF A $10,000 INVESTMENT                                AVERAGE ANNUAL TOTAL RETURNS
               ----------------------------------------------------------        ------------------------------------------------
                                                 NASDAQ    LIPPER HEALTH/           ONE          ONE       SINCE        SINCE
CLASS &        WITH   WITHOUT   RUSSELL   BIOTECHNOLOGY     BIOTECHNOLOGY          YEAR         YEAR   INCEPTION    INCEPTION
INCEPTION DATE LOAD      LOAD     2000#          INDEX#   FUNDS AVERAGE**        W/LOAD   W/OUT LOAD      W/LOAD   W/OUT LOAD
---------------------------------------------------------------------------------------------------------------------------------
CLASS
  K -- 11/1/00  N/A   $ 3,900   $ 9,525           4,109   $         6,407           N/A     (48.21)%         N/A     (43.23)%

FUTURE TECHNOLOGY FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                         GOLDMAN SACHS         LIPPER SCIENCE &
                                                                                           TECHNOLOGY          TECHNOLOGY FUNDS
                                              CLASS K             S&P 500 INDEX#           COMPOSITE#             AVERAGE**
                                              -------             --------------         -------------         ----------------
5/25/00                                       10000.00               10000.00               10000.00               10000.00
                                              10889.00               10287.00               10000.00               10000.00
6/30/00                                       12569.20               10540.60               11229.00               11733.00
                                              11714.50               10375.80               10704.60               11125.20
                                              13221.00               11020.30               12097.30               12831.80
                                              11262.90               10438.50               10137.50               11556.40
                                               9977.83               10394.30                9371.77               10184.60
                                               6978.49               10350.40                7225.33                7481.62
                                               6630.96                9534.36                6606.12                7314.03
                                               7443.26                9580.98                7689.96                8000.09
                                               5006.33                9920.92                5558.05                5766.46
                                               3958.01                9016.33                4786.05                4782.70
                                               4687.07                8445.14                5699.64                5719.64
                                               4464.91                9101.42                5472.79                5475.41
6/30/01                                        4548.00                9162.00                5487.00                5404.00
                                               4061.82                9072.21                5096.33                4887.92
                                               3450.92                8504.29                4432.78                4229.03
                                               2610.62                7817.15                3536.03                3281.30
                                               3110.56                7966.45                4103.92                3824.69
                                               3679.79                8577.48                4803.64                4432.81
                                               3603.25                8652.96                4718.61                4477.14
                                               3672.79                8526.63                4713.42                4398.79
                                               3041.07                8362.06                4083.71                3783.40
                                               3291.05                8676.48                4374.47                4139.79
                                               2846.76                8150.68                3838.60                3635.57
                                               2701.00                8090.37                3681.98                3418.89
6/30/02                                        2353.92                7514.33                3161.35                2966.23

                           GROWTH OF A $10,000 INVESTMENT                               AVERAGE ANNUAL TOTAL RETURNS
               -------------------------------------------------------        ------------------------------------------------
                                                                LIPPER
                                   S&P       GOLDMAN         SCIENCE &           ONE          ONE       SINCE        SINCE
CLASS &        WITH   WITHOUT      500         SACHS        TECHNOLOGY          YEAR         YEAR   INCEPTION    INCEPTION
INCEPTION DATE LOAD      LOAD   INDEX#   TECHNOLOGY#   FUNDS AVERAGE**        W/LOAD   W/OUT LOAD      W/LOAD   W/OUT LOAD
------------------------------------------------------------------------------------------------------------------------------
CLASS
  K -- 5/25/00  N/A   $ 2,354   $7,514   $     3,161   $         2,966           N/A     (48.17)%         N/A     (49.76)%

--------------------------------------------------------------------------------

 # The Russell 2000 Index is an unmanaged index that measures the performance of the bottom 2,000 based on capitalization of the 3,000 largest capitalized U.S. publicly traded companies. The NASDAQ Biotechnology Index is a modified capitalization-weighted index designed to measure the performance of all NASDAQ stock in the biotechnology sector. The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Goldman Sachs Technology Composite is a modified capitalization-weighted index of selected technology stocks. Index since inception returns for the Bio(Tech)(2) Fund are as of 10/31/00. Index since inception comparative returns for the Future Technology Fund are as of 5/31/00.

 ** The Lipper Health/Biotechnology Funds Average and Lipper Science and
    Technology Funds Average represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Bio(Tech)(2) Fund are as of 10/31/00. Lipper since inception comparative returns for the Future Technology Fund are as of 5/31/00.

--------------------------------------------------------------------------------

INDEX 500 FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                          LIPPER S&P 500 FUNDS
                                                         CLASS K                 S&P 500 INDEX#                 AVERAGE**
                                                         -------                 --------------           --------------------
12/7/92                                                 10000.00                    10000.00                    10000.00
                                                        10017.00                    10122.00                    10120.00
                                                        10109.00                    10207.00                    10198.00
                                                        10243.00                    10346.00                    10335.00
                                                        10457.00                    10564.00                    10550.00
                                                        10201.00                    10309.00                    10288.00
                                                        10470.00                    10584.00                    10557.00
6/30/93                                                 10497.00                    10615.00                    10582.00
                                                        10450.00                    10572.00                    10535.00
                                                        10839.00                    10972.00                    10927.00
                                                        10757.00                    10888.00                    10843.00
                                                        10980.00                    11113.00                    11063.00
                                                        10870.00                    11007.00                    10953.00
                                                        10998.00                    11140.00                    11082.00
                                                        11371.00                    11519.00                    11451.00
                                                        11050.00                    11206.00                    11132.00
                                                        10574.00                    10718.00                    10646.00
                                                        10698.00                    10856.00                    10782.00
                                                        10864.00                    11033.00                    10953.00
6/30/94                                                 10597.00                    10763.00                    10682.00
                                                        10936.00                    11116.00                    11028.00
                                                        11372.00                    11571.00                    11472.00
                                                        11084.00                    11288.00                    11189.00
                                                        11338.00                    11542.00                    11438.00
                                                        10928.00                    11122.00                    11021.00
                                                        11089.00                    11287.00                    11181.00
                                                        11365.00                    11579.00                    11468.00
                                                        11813.00                    12030.00                    11909.00
                                                        12154.00                    12384.00                    12254.00
                                                        12508.00                    12749.00                    12609.00
                                                        12997.00                    13257.00                    13104.00
6/30/95                                                 13288.00                    13565.00                    13402.00
                                                        13731.00                    14015.00                    13839.00
                                                        13760.00                    14050.00                    13871.00
                                                        14331.00                    14642.00                    14448.00
                                                        14283.00                    14590.00                    14396.00
                                                        14902.00                    15230.00                    15021.00
                                                        15187.00                    15523.00                    15303.00
                                                        15697.00                    16051.00                    15816.00
                                                        15809.00                    16200.00                    15955.00
                                                        15961.00                    16356.00                    16110.00
                                                        16197.00                    16597.00                    16343.00
                                                        16597.00                    17024.00                    16759.00
6/30/96                                                 16660.00                    17089.00                    16822.00
                                                        15928.00                    16335.00                    16076.00
                                                        16248.00                    16680.00                    16407.00
                                                        17154.00                    17618.00                    17323.00
                                                        17630.00                    18104.00                    17798.00
                                                        18935.00                    19471.00                    19130.00
                                                        18550.00                    19085.00                    18747.00
                                                        19681.00                    20277.00                    19906.00
                                                        19828.00                    20436.00                    20057.00
                                                        18993.00                    19598.00                    19226.00
                                                        20117.00                    20767.00                    20364.00
                                                        21337.00                    22037.00                    21594.00
6/30/97                                                 22290.00                    23016.00                    22555.00
                                                        24046.40                    24848.10                    24330.10
                                                        22695.00                    23456.60                    22970.00
                                                        23918.30                    24742.00                    24210.40
                                                        23117.00                    23915.60                    23399.40
                                                        24164.20                    25022.90                    24459.30
                                                        24582.30                    25453.30                    24865.40
                                                        24840.40                    25735.80                    25136.40
                                                        26601.60                    27591.40                    26928.60
                                                        27947.60                    29004.10                    28288.50
                                                        28229.90                    29297.00                    28560.10
                                                        27735.90                    28907.40                    28057.40
6/30/98                                                 28848.10                    30081.00                    29183.90
                                                        28530.80                    29640.50                    28865.80
                                                        24388.10                    25354.50                    24694.70
                                                        25956.20                    26979.70                    26270.20
                                                        28050.90                    29173.20                    28395.50
                                                        29719.90                    30941.10                    30104.90
                                                        31431.80                    32723.30                    31845.00
                                                        32726.80                    34091.10                    33141.00
                                                        31695.90                    33030.90                    32100.40
                                                        32935.20                    34352.10                    33371.60
                                                        34183.50                    35681.60                    34636.40
                                                        33366.50                    34839.50                    33801.60
6/30/99                                                 35194.90                    36773.10                    35657.30
                                                        34089.80                    35625.70                    34534.10
                                                        33909.10                    35447.60                    34344.20
                                                        32963.10                    34476.40                    33389.40
                                                        35033.20                    36658.70                    35482.90
                                                        35716.30                    37402.90                    36174.90
                                                        37812.90                    39605.90                    38287.50
                                                        35884.40                    37617.70                    36350.10
                                                        35199.00                    36906.70                    35644.90
                                                        38620.40                    40516.20                    39106.10
                                                        37446.30                    39296.60                    37913.30
                                                        36652.40                    38491.10                    37113.40
6/30/00                                                 37500.80                    39441.80                    37981.80
                                                        36902.00                    38825.30                    37396.90
                                                        39174.80                    41236.80                    39696.80
                                                        37077.50                    39059.90                    37580.90
                                                        36904.60                    38894.70                    37404.30
                                                        33978.40                    35828.20                    34468.10
                                                        34118.80                    36003.40                    34623.20
                                                        35319.20                    37280.80                    35807.30
                                                        32076.90                    33881.50                    32552.40
                                                        30036.00                    31735.10                    30491.80
                                                        32354.10                    34201.30                    32827.50
                                                        32552.40                    34430.40                    33034.30
6/30/01                                                 31740.00                    33592.00                    32215.00
                                                        31403.60                    33262.80                    31880.00
                                                        29415.70                    31180.50                    29874.70
                                                        27015.40                    28661.20                    27451.90
                                                        27512.50                    29208.60                    27951.50
                                                        29628.20                    31448.90                    30075.80
                                                        29859.30                    31725.60                    30319.40
                                                        29411.40                    31262.40                    29864.60
                                                        28826.10                    30659.10                    29270.30
                                                        29907.10                    31811.90                    30362.10
                                                        28070.80                    29884.10                    28531.30
                                                        27846.20                    29662.90                    28294.50
6/30/02                                                 25849.70                    27550.90                    26265.80

                   GROWTH OF A $10,000 INVESTMENT
                -------------------------------------

                                               LIPPER
CLASS AND                   S&P 500           S&P 500
INCEPTION DATE  INDEX 500    INDEX#   FUNDS AVERAGE**
-----------------------------------------------------
CLASS
  K -- 12/7/92  $  25,850   $27,551   $        26,266

                                      AVERAGE ANNUAL TOTAL RETURNS
                    ----------------------------------------------------------------
                                  ONE               FIVE                   SINCE
                       ONE       YEAR     FIVE     YEARS       SINCE   INCEPTION
CLASS AND             YEAR      W/OUT    YEARS     W/OUT   INCEPTION       W/OUT
INCEPTION DATE      W/LOAD       LOAD   W/LOAD      LOAD      W/LOAD        LOAD
--------------  --------------------------------------------------------------------
CLASS
  K -- 12/7/92         N/A   (18.56)%      N/A     3.02%         N/A      10.44%

INTERNATIONAL EQUITY FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                       LIPPER INTERNATIONAL FUNDS
                                                        CLASS K            FTSE WORLD INDEX EX-U.S.#           AVERAGE**
                                                        -------            -------------------------   --------------------------
11/23/92                                                  10000                       10000                       10000
                                                          10134                       10000                       10000
                                                          10172                     10031.4                       10132
                                                          10044                     10035.1                       10172
                                                          10296                     10375.7                       10412
                                                          10634                     11294.4                       11013
                                                          10847                     12340.3                       10571
6/30/93                                                   11050                     12685.3                       11819
                                                          10963                     12374.7                       11576
                                                          11331                     12926.5                       11929
                                                          11979                     13534.6                       12658
                                                          11882                     13170.6                       12575
                                                          12637                     13522.9                       13144
                                                          12250                     12373.9                       12644
                                                          13479                       13259                       13857
                                                          13856                     14375.8                       14699
                                                          13237                     14353.9                       14369
                                                          12231                     13793.3                       13721
                                                          12521                     14364.1                       14078
6/30/94                                                   12628                     14318.8                       14052
                                                          12095                       14492                       13880
                                                          12657                     14644.1                       14283
                                                          13005                     14994.9                       14716
                                                          12618                     14586.3                       14345
                                                          12918                     15052.6                       14616
                                                          12453                     14306.4                       13923
                                                          12325                     14367.8                       13771
                                                          11741                       13759                       13113
                                                          11965                     13650.8                       13154
                                                          12296                     14501.5                       13589
                                                          12705                     15082.6                       14039
                                                          12891                     14883.8                       14171
6/30/95                                                   13076                     14615.5                       14181
                                                          13690                     15538.7                       14956
                                                          13397                     14973.7                       14672
                                                          13758                     15227.3                       14911
                                                          13670                     14829.7                       14616
                                                          13738                     15278.5                       14791
                                                          14018                       15869                       15231
                                                          14156                     16018.9                       15566
                                                          14175                     16007.2                       15629
                                                          14372                     16336.8                       15892
                                                          14824                     16858.7                       16396
                                                          14745                     16580.9                       16348
6/30/96                                                   14814                       16662                       16459
                                                          14333                     16128.7                       15862
                                                          14608                     16222.9                       16065
                                                          14873                     16660.6                       16412
                                                          14873                     16513.7                       16362
                                                          15452                     17148.7                       17095
                                                          15424                     16899.5                       17195
                                                          15258                     16364.7                       17122
                                                          15402                     16674.5                       17363
                                                          15336                     16618.9                       17420
                                                          15535                     16718.3                       17478
                                                          16707                     17896.1                       18509
6/30/97                                                   17494                     18814.6                       19374
                                                        17849.7                     19132.5                     19902.9
                                                        16626.9                     17699.5                       18458
                                                          17450                     18644.7                     19596.8
                                                        16116.8                     17186.7                     18119.2
                                                        15794.5                       16934                     17950.7
                                                        15908.2                     17032.2                     18099.7
                                                        16425.2                     17732.3                       18525
                                                        17665.3                     18877.8                     19747.7
                                                        18315.4                     19478.1                     20756.8
                                                        18471.1                     19577.4                     21041.2
                                                        18206.9                     19428.6                     21062.2
6/30/98                                                 18236.1                     19337.3                     20656.1
                                                        18101.6                     19408.9                     20955.6
                                                        15286.8                       16814                     17963.2
                                                        15167.6                     16449.1                     17316.5
                                                          16833                     18200.9                     18601.4
                                                        17550.1                     19172.8                     19563.1
                                                        17999.4                     19792.1                     20163.7
                                                        18433.2                     19740.7                     20320.9
                                                        18259.9                     19296.5                     19784.5
                                                        19065.1                     20240.1                     20474.9
                                                        19957.4                     21260.2                     21414.7
                                                        19115.2                     20188.7                     20534.6
6/30/99                                                 20231.5                     21044.7                     21614.7
                                                        20381.2                       21695                     22172.4
                                                        20556.5                       21938                     22365.3
                                                        20712.7                     22183.7                     22450.3
                                                        21947.2                       23040                     23312.3
                                                        23637.2                     23975.4                     25112.1
                                                        25958.3                       26090                     28130.5
                                                        24351.5                     24448.9                       26544
                                                        25298.8                     24813.2                     28123.3
                                                        26191.8                     25867.8                     28345.5
                                                        24777.4                     24569.2                     26556.9
                                                        24063.9                     23878.8                     25696.5
6/30/00                                                   24986                     24955.8                     26834.8
                                                        23974.3                     24067.4                     25882.2
                                                        24348.5                       24568                     26306.6
                                                        22672.6                     23344.5                     24812.4
                                                        22350.8                     22606.8                       23882
                                                        20858.8                     21765.8                     22790.5
                                                        21456.2                     22466.7                     23629.2
                                                        21906.7                     22657.7                     23726.1
                                                        19999.8                     20958.3                     21920.6
                                                        18370.4                       19443                     20250.2
                                                        19903.7                     20844.9                     21592.8
                                                        19257.3                     20263.3                     20979.6
6/30/01                                                   18363                       19471                       20252
                                                          17728                       18986                       19677
                                                          17033                       18523                       19134
                                                          15103                       16608                       17060
                                                          15618                       17106                       17524
                                                          16375                       17780                       18212
                                                          16724                       17995                       18484
                                                          16057                       17173                       17680
                                                          15965                       17279                       17765
                                                          17014                       18219                       18688
                                                          17166                       18337                       18743
                                                          17228                       18627                       18896
6/30/02                                                   15983                       17823                       18140

                     GROWTH OF A $10,000 INVESTMENT
                ----------------------------------------
                                     FTSE
                                    WORLD   LIPPER INT'L
CLASS AND       WITH   WITHOUT      INDEX          FUNDS
INCEPTION DATE  LOAD      LOAD   EX-U.S.#      AVERAGE**
--------------------------------------------------------
CLASS
 K -- 11/23/92   N/A   $15,983   $ 17,823   $     18,140

                                      AVERAGE ANNUAL TOTAL RETURNS
                    ----------------------------------------------------------------
                                  ONE               FIVE                   SINCE
                       ONE       YEAR     FIVE     YEARS       SINCE   INCEPTION
CLASS AND             YEAR      W/OUT    YEARS     W/OUT   INCEPTION       W/OUT
INCEPTION DATE      W/LOAD       LOAD   W/LOAD      LOAD      W/LOAD        LOAD
--------------  --------------------------------------------------------------------
CLASS
 K -- 11/23/92         N/A   (12.96)%      N/A   (1.79)%         N/A       5.00%

--------------------------------------------------------------------------------

 # The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. Index since inception comparative returns for the Index 500 Fund are as of 11/30/92. The FTSE (Financial Times/London Stock Exchange) World Index ex-U.S. is an unmanaged index used to portray global equity markets excluding the United States. The Index is weighted based on the market capitalization of those stocks selected to represent each country. Index since inception comparative returns for the International Equity Fund are as of 10/31/92.

 ** The Lipper S&P 500 Funds Average and International Funds Average represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Index 500 Fund and International Equity Fund are as of 10/31/92.

--------------------------------------------------------------------------------

LARGE-CAP GROWTH FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                               RUSSELL 1000 GROWTH       LIPPER LARGE CAP GROWTH
                                                         CLASS K                     INDEX#                  FUNDS AVERAGE**
                                                         -------               -------------------       -----------------------
4/30/02                                                 10000.00                    10000.00                    10000.00
5/31/02                                                  9499.00                     9758.00                     9786.00
6/30/02                                                  8739.00                     8855.39                     8982.57

                  GROWTH OF A $10,000 INVESTMENT
               ------------------------------------
                                             LIPPER
                                RUSSELL   LARGE CAP
                                   1000      GROWTH
CLASS AND      WITH   WITHOUT    GROWTH       FUNDS
INCEPTION DATE LOAD      LOAD    INDEX#   AVERAGE**
---------------------------------------------------
CLASS
K -- 4/30/2002  N/A   $ 8,739   $8,855    $   8,983

                                   AGGREGATE TOTAL RETURNS
                         -------------------------------------------

                                    ONE                   SINCE
                            ONE    YEAR       SINCE   INCEPTION
CLASS AND                  YEAR   W/OUT   INCEPTION       W/OUT
INCEPTION DATE           W/LOAD    LOAD      W/LOAD        LOAD
--------------  ----------------------------------------------------
CLASS
K -- 4/30/2002              N/A     N/A         N/A    (12.61)%

LARGE-CAP VALUE FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                         LIPPER LARGE CAP VALUE
                                                         CLASS K            RUSSELL 1000 VALUE INDEX#        FUNDS AVERAGE**
                                                         -------            -------------------------    ----------------------
7/5/94                                                  10000.00                    10000.00                    10000.00
                                                        10090.00                    10311.00                    10263.00
                                                        10190.00                    10606.90                    10590.00
                                                        10130.00                    10254.80                    10400.00
                                                        10154.00                    10397.30                    10459.00
                                                         9902.00                     9977.27                    10058.00
                                                         9944.00                    10092.00                    10131.00
                                                        10239.00                    10402.80                    10323.00
                                                        10594.00                    10813.80                    10654.00
                                                        10796.00                    11050.60                    10909.00
                                                        11052.00                    11399.80                    11156.00
                                                        11442.00                    11879.70                    11491.00
6/30/95                                                 11502.00                    12040.10                    11643.00
                                                        11657.00                    12459.10                    11970.00
                                                        11709.00                    12634.70                    12102.00
                                                        12221.00                    13092.10                    12501.00
                                                        12242.00                    12962.50                    12363.00
                                                        12825.00                    13619.70                    12890.00
                                                        13321.00                    13961.60                    13209.00
                                                        13648.00                    14397.20                    13516.00
                                                        13606.00                    14506.60                    13635.00
                                                        13750.00                    14753.20                    13818.00
                                                        13633.00                    14809.30                    13987.00
                                                        13782.00                    14994.40                    14213.00
6/30/96                                                 13914.00                    15006.40                    14232.00
                                                        13445.00                    14439.10                    13709.00
                                                        13765.00                    14852.10                    14065.00
                                                        14322.00                    15443.20                    14601.00
                                                        14740.00                    16040.80                    14932.00
                                                        15577.00                    17203.80                    15777.00
                                                        15433.00                    16983.60                    15693.00
                                                        16000.00                    17807.30                    16285.00
                                                        16325.00                    18069.10                    16464.00
                                                        15884.00                    17418.60                    15954.00
                                                        16350.00                    18150.20                    16421.00
                                                        17188.00                    19164.80                    17372.00
6/30/97                                                 17826.00                    19986.90                    18016.00
                                                        19113.60                    21489.90                    19169.00
                                                        18375.80                    20724.90                    18618.90
                                                        19393.80                    21976.70                    19555.40
                                                        19147.50                    21362.70                    18970.70
                                                        19653.00                    22307.10                    19555.00
                                                        20376.20                    22958.30                    20018.50
                                                        20488.30                    22633.40                    20004.40
                                                        21420.50                    24157.10                    21126.70
                                                        22564.40                    25634.50                    22068.90
                                                        22341.00                    25806.00                    22073.30
                                                        21963.40                    25423.30                    21720.20
6/30/98                                                 21923.90                    25749.20                    21854.80
                                                        21042.30                    25293.50                    21227.60
                                                        18729.80                    21529.30                    18599.60
                                                        19728.10                    22765.10                    19618.90
                                                        20615.80                    24528.50                    20794.10
                                                        21446.70                    25671.30                    21673.70
                                                        22407.50                    26544.10                    22239.30
                                                        22268.60                    26756.40                    22165.90
                                                        22034.70                    26379.20                    21680.50
                                                        23235.60                    26925.20                    22140.10
                                                        23235.60                    29440.00                    23707.70
                                                        22877.80                    29116.20                    23465.80
6/30/99                                                 23452.00                    29960.60                    24186.20
                                                        23170.60                    29082.70                    23559.80
                                                        22264.60                    28003.70                    22961.40
                                                        21436.40                    27023.60                    22134.80
                                                        22533.90                    28580.20                    22871.90
                                                        21977.30                    28357.20                    22707.20
                                                        22324.60                    28493.30                    22959.20
                                                        21009.70                    27564.50                    22084.50
                                                        19120.90                    25516.40                    20772.70
                                                        20642.90                    28629.40                    22783.50
                                                        20675.90                    28297.30                    22740.20
                                                        20477.50                    28594.40                    23047.20
6/30/00                                                 19581.70                    27287.70                    22547.10
                                                        20028.30                    27628.80                    22657.60
                                                        21202.50                    29164.90                    23998.90
                                                        21418.90                    29433.30                    23912.50
                                                        22400.30                    30157.30                    24290.30
                                                        21901.00                    29038.50                    23379.40
                                                        23113.10                    30493.30                    24534.40
                                                        22992.50                    30609.20                    24691.40
                                                        22699.70                    29758.30                    23891.40
                                                        22077.80                    28707.80                    23040.90
                                                        22871.80                    30114.50                    24257.40
                                                        23061.70                    30792.00                    24655.20
6/30/01                                                 22561.70                    30108.50                    24009.30
                                                        22631.90                    30044.80                    23937.00
                                                        21871.50                    28840.00                    23108.80
                                                        20406.10                    26809.60                    21583.60
                                                        20675.50                    26579.10                    21667.80
                                                        21607.90                    28123.30                    22801.00
                                                        22165.40                    28787.00                    23186.30
                                                        21824.10                    28565.40                    22947.50
                                                        21769.50                    28611.10                    22952.10
                                                        22644.70                    29964.40                    23817.40
                                                        21963.10                    28936.60                    22993.30
                                                        21765.40                    29081.30                    22949.60
6/30/02                                                 20535.60                    27412.00                    21535.90

                  GROWTH OF A $10,000 INVESTMENT
               ------------------------------------
                                             LIPPER
                                RUSSELL   LARGE CAP
                                   1000       VALUE
CLASS AND      WITH   WITHOUT     VALUE       FUNDS
INCEPTION DATE LOAD      LOAD    INDEX#   AVERAGE**
---------------------------------------------------
CLASS
 K -- 7/5/94    N/A   $20,536   $27,412   $  21,536

                                           AVERAGE ANNUAL TOTAL RETURNS
                         -----------------------------------------------------------------

                                     ONE             FIVE                   SINCE
                            ONE     YEAR     FIVE   YEARS       SINCE   INCEPTION
CLASS AND                  YEAR    W/OUT    YEARS   W/OUT   INCEPTION       W/OUT
INCEPTION DATE           W/LOAD     LOAD   W/LOAD    LOAD      W/LOAD        LOAD
--------------  --------------------------------------------------------------------------
CLASS
 K -- 7/5/94                N/A    (8.98)%    N/A   2.87%         N/A       9.43%

--------------------------------------------------------------------------------

 # The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies (the 1,000 largest U.S. publicly traded companies) with higher price-to-book ratios and higher forecasted growth rates. Index since inception comparative returns for the Large-Cap Growth Fund are as of 5/1/02. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies (the 1,000 largest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates. Index since inception comparative returns for the Large-Cap Value Fund are as of 6/30/94.

 ** The Lipper Large Cap Growth Funds Average and the Lipper Large Cap Value
    Funds Average represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Large-Cap Growth Fund are as of 5/1/02. Lipper since inception comparative returns for the Large-Cap Value Fund are as of 6/30/94.

--------------------------------------------------------------------------------

MICRO-CAP EQUITY FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                          LIPPER SMALL CAP CORE
                                                         CLASS K            WILSHIRE MICRO-CAP INDEX#        FUNDS AVERAGE**
                                                         -------            -------------------------     ---------------------
12/31/96                                                10000.00                    10000.00                    10000.00
                                                        10464.00                    10474.00                    10302.00
                                                        10781.00                    10253.00                    10137.20
                                                        10010.00                     9788.00                     9720.53
                                                         9664.00                     9474.00                     9659.29
                                                        11117.00                    10382.00                    10689.00
6/30/97                                                 12681.00                    11052.00                    11302.50
                                                        14491.20                    11620.10                    12007.80
                                                        15856.30                    12119.70                    12328.40
                                                        17844.70                    13252.90                    13212.40
                                                        17746.50                    12791.70                    12751.20
                                                        17478.60                    12546.10                    12648.00
                                                        17148.20                    12419.40                    12765.60
                                                        16891.00                    12331.20                    12563.90
                                                        18146.00                    13083.40                    13493.60
                                                        18793.80                    13724.50                    14165.60
                                                        18711.10                    14016.90                    14307.20
                                                        17537.90                    13328.60                    13600.50
6/30/98                                                 17487.10                    13266.00                    13494.40
                                                        16488.50                    12422.00                    12560.60
                                                        12127.30                     9807.18                    10113.80
                                                        12517.80                    10167.10                    10574.00
                                                        12898.40                    10380.60                    11012.80
                                                        14759.60                    11179.90                    11613.00
                                                        16145.50                    11497.40                    12221.50
                                                        15924.30                    12026.30                    12138.40
                                                        15209.30                    11202.50                    11214.60
                                                        14715.00                    10873.20                    11211.30
                                                        16804.60                    11862.60                    12120.50
                                                        17550.70                    12154.40                    12470.80
6/30/99                                                 19063.60                    13146.20                    13115.50
                                                        19179.80                    13276.40                    13093.20
                                                        19348.60                    12875.40                    12608.80
                                                        19064.20                    12709.30                    12559.60
                                                        19767.70                    12642.00                    12569.70
                                                        23685.60                    14076.80                    13325.10
                                                        28171.70                    16194.00                    14552.40
                                                        29642.20                    17120.30                    14229.30
                                                        37331.40                    21816.40                    15948.20
                                                        35472.30                    19549.70                    15948.20
                                                        29505.90                    16316.20                    15356.50
                                                        25304.20                    14691.10                    14748.40
6/30/00                                                 30173.00                    17667.50                    15919.40
                                                        27885.00                    17291.20                    15510.30
                                                        31862.60                    18342.50                    16853.50
                                                        28922.40                    17674.80                    16452.40
                                                        26426.90                    16381.00                    16008.10
                                                        22667.20                    14684.00                    14586.60
                                                        24254.10                    14889.50                    15982.60
                                                        27035.00                    17169.10                    16792.90
                                                        23981.40                    16144.10                    15840.70
                                                        21593.10                    15503.20                    15096.20
                                                        24483.10                    16472.10                    16337.10
                                                        26511.50                    17872.30                    16920.30
6/30/01                                                 27668.00                    18492.40                    17392.40
                                                        26229.30                    17806.00                    16952.00
                                                        24450.90                    15482.30                    16450.20
                                                        21113.40                    16576.90                    14405.40
                                                        23849.70                    17724.00                    15167.50
                                                        25855.40                    19063.90                    16212.50
                                                        28210.80                    19466.20                    17285.80
                                                        27610.00                    18448.10                    17171.70
                                                        25561.30                    20054.90                    16776.80
                                                        28419.00                    20377.80                    18082.00
                                                        28976.10                    20133.30                    18237.50
                                                        28309.60                    19686.30                    17599.20
6/30/02                                                 27405.70                    19686.30                    16657.60

                   GROWTH OF A $10,000 INVESTMENT                                   AVERAGE ANNUAL TOTAL RETURNS
               ---------------------------------------             --------------------------------------------------------------
                                                LIPPER                          ONE              FIVE                   SINCE
                                 WILSHIRE    SMALL CAP                ONE      YEAR     FIVE    YEARS       SINCE   INCEPTION
CLASS AND      WITH   WITHOUT   MICRO-CAP   CORE FUNDS               YEAR     W/OUT    YEARS    W/OUT   INCEPTION       W/OUT
INCEPTION DATE LOAD      LOAD      INDEX#    AVERAGE**             W/LOAD      LOAD   W/LOAD     LOAD      W/LOAD        LOAD
---------------------------------------------------------------------------------------------------------------------------------
CLASS
 K -- 12/31/96  N/A   $27,406   $  19,686   $   16,658                N/A   (0.95)%      N/A   16.69%         N/A      20.12%

MULTI-SEASON GROWTH FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                          LIPPER LARGE CAP CORE
                                                         CLASS K                 S&P 500 INDEX#              FUNDS AVERAGE**
                                                         -------                 --------------           ---------------------
6/23/95                                                 10000.00                    10000.00                    10000.00
6/30/95                                                  9852.00                    10000.00                    10000.00
                                                        10189.00                    10331.00                    10365.00
                                                        10164.00                    10357.00                    10392.00
                                                        10598.00                    10794.00                    10744.20
                                                        10607.00                    10755.00                    10663.70
                                                        11221.00                    11227.00                    11096.60
                                                        11240.00                    11443.00                    11220.90
                                                        11714.00                    11832.00                    11546.30
                                                        11883.00                    11942.00                    11727.60
                                                        11958.00                    12057.00                    11841.30
                                                        12144.00                    12235.00                    12041.40
                                                        12382.00                    12550.00                    12311.20
6/30/96                                                 12568.00                    12598.00                    12284.10
                                                        12059.00                    12042.00                    11737.40
                                                        12390.00                    12296.00                    12045.00
                                                        13250.00                    12988.00                    12693.00
                                                        13369.00                    13346.00                    12930.30
                                                        14182.00                    14353.00                    13803.10
                                                        13750.00                    14069.00                    13568.50
                                                        14258.00                    14948.00                    14264.60
                                                        14267.00                    15065.00                    14260.30
                                                        13652.00                    14447.00                    13682.70
                                                        14329.00                    15309.00                    14354.60
                                                        15380.00                    16245.00                    15241.70
6/30/97                                                 16030.00                    16967.00                    15857.40
                                                        17259.00                    18317.60                    17107.00
                                                        16422.00                    17291.80                    16359.40
                                                        17392.50                    18239.40                    17190.50
                                                        16964.60                    17630.20                    16602.60
                                                        17356.50                    18446.50                    17140.50
                                                        17901.50                    18763.70                    17426.70
                                                        17704.60                    18972.00                    17548.70
                                                        19276.80                    20339.90                    18828.00
                                                        20155.80                    21381.30                    19662.10
                                                        20137.70                    21597.30                    19860.70
                                                        19547.60                    21225.80                    19435.70
6/30/98                                                 20044.10                    22087.60                    20090.60
                                                        19511.80                    21853.40                    19749.10
                                                        16227.90                    18693.40                    16772.90
                                                        17201.60                    19891.70                    17735.70
                                                        18521.00                    21508.90                    19103.10
                                                        19343.30                    22812.30                    20220.60
                                                        20600.60                    24126.30                    21498.60
                                                        21037.30                    25134.80                    22220.90
                                                        20246.30                    24353.10                    21498.80
                                                        21106.80                    25327.20                    22326.40
                                                        21573.30                    26307.40                    23123.50
                                                        20964.90                    25686.50                    22612.50
6/30/99                                                 22331.80                    27112.10                    23842.60
                                                        21673.00                    26266.20                    23155.90
                                                        21003.30                    26134.90                    22889.60
                                                        20812.20                    25418.80                    22301.40
                                                        21490.70                    27027.80                    23630.50
                                                        21673.30                    27576.40                    24169.30
                                                        22921.70                    29200.70                    25658.10
                                                        21108.60                    27734.80                    24521.50
                                                        20684.30                    27210.60                    24428.30
                                                        22506.60                    29871.80                    26553.60
                                                        22160.00                    28972.70                    25746.30
                                                        21583.90                    28378.80                    25159.30
6/30/00                                                 22392.30                    29079.70                    25851.20
                                                        22088.30                    28625.20                    25463.40
                                                        23770.80                    30403.10                    27136.40
                                                        22545.10                    28798.10                    25785.00
                                                        22731.10                    28676.30                    25583.90
                                                        21150.60                    26415.50                    23573.00
                                                        21441.70                    26544.60                    23881.80
                                                        21551.80                    27486.40                    24400.00
                                                        19826.20                    24980.20                    22301.60
                                                        18333.10                    23397.70                    20840.80
                                                        19679.30                    25216.00                    22408.10
                                                        19911.80                    25384.90                    22515.70
6/30/01                                                 19165.00                    24767.00                    21869.00
                                                        18785.50                    24524.30                    21549.70
                                                        17611.40                    22989.10                    20246.00
                                                        16260.60                    21131.50                    18620.20
                                                        16759.80                    21535.20                    19015.00
                                                        17948.10                    23186.90                    20391.60
                                                        18177.80                    23391.00                    20579.20
                                                        17718.00                    23049.40                    20194.40
                                                        17372.50                    22604.60                    19780.40
                                                        17959.60                    23454.50                    20516.20
                                                        16720.40                    22033.20                    19355.00
                                                        16414.40                    21870.10                    19167.30
6/30/02                                                 15020.90                    20313.00                    17771.90

                     GROWTH OF A $10,000 INVESTMENT                                 AVERAGE ANNUAL TOTAL RETURNS
               ------------------------------------------         -----------------------------------------------------------------
                                                                                ONE               FIVE
                                                   LIPPER            ONE       YEAR     FIVE     YEARS       SINCE        SINCE
CLASS &        WITH   WITHOUT   S&P 500    LARGE CAP CORE           YEAR      W/OUT    YEARS     W/OUT   INCEPTION    INCEPTION
INCEPTION DATE LOAD      LOAD    INDEX#   FUNDS AVERAGE**         W/LOAD       LOAD   W/LOAD      LOAD      W/LOAD   W/OUT LOAD
-----------------------------------------------------------------------------------------------------------------------------------
CLASS
K -- 6/23/1995  N/A   $15,021   $20,313   $        17,772            N/A   (21.63)%      N/A   (1.29)%         N/A        5.96%

--------------------------------------------------------------------------------

 # The Wilshire Micro-Cap Index is an unmanaged index that measures the performance of all stocks in the bottom half of the Wilshire 5000 Index (based on market capitalization). The Wilshire 5000 Index contains all publicly traded U.S. companies, excluding REITs and limited partnerships. Index since inception comparative returns for the Micro-Cap Equity Fund are as of 12/31/96. The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. Index since inception comparative returns for the Multi-Season Growth Fund are as of 6/30/95.

 ** The Lipper Small Cap Core Funds and Large Cap Core Funds Averages represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Micro-Cap Equity Fund are as of 12/31/96. Lipper since inception comparative returns for the Multi-Season Growth Fund are as of 6/30/95.

                                                                           xxiii

--------------------------------------------------------------------------------

NETNET FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                                LIPPER SCIENCE &
                                                                        INTER@CTIVE WEEK     MORGAN STANLEY     TECHNOLOGY FUNDS
                                     CLASS K         S&P 500 INDEX#      INTERNET INDEX#     INTERNET INDEX#        AVERAGE**
                                     -------         --------------     ----------------     ---------------    ----------------
4/30/02                             10000.00            10000.00            10000.00            10000.00            10000.00
5/31/02                              9332.90             9926.00             9600.00             9169.23             9404.00
6/30/02                              8562.00             9219.27             8199.36             7794.85             8158.91

                                     GROWTH OF A $10,000 INVESTMENT
               --------------------------------------------------------------------------
                                          INTER@CTIVE                              LIPPER
                                                 WEEK                           SCIENCE &
CLASS AND      WITH   WITHOUT   S&P 500      INTERNET    MORGAN STANLEY        TECHNOLOGY
INCEPTION DATE LOAD      LOAD    INDEX#        INDEX#   INTERNET INDEX#   FUNDS AVERAGE**
-----------------------------------------------------------------------------------------
CLASS
  K -- 4/30/02  N/A   $ 8,562   $ 9,219   $     8,199   $         7,795   $         8,159

                            AGGREGATE TOTAL RETURNS
                ------------------------------------------------
                                                  SINCE
                             SINCE            INCEPTION
CLASS AND                INCEPTION                W/OUT
INCEPTION DATE              W/LOAD                 LOAD
--------------  ------------------------------------------------
CLASS
  K -- 4/30/02                 N/A             (14.38)%

POWER PLUS FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                                LIPPER NATURAL
                                                                                       AMEX DEUTSCHE BANK      RESOURCES FUNDS
                                              CLASS K             S&P 500 INDEX#         ENERGY INDEX#            AVERAGE**
                                              -------             --------------       ------------------      ---------------
3/13/01                                      10000.00                10000.00               10000.00               10000.00
                                              9820.00                 9691.00                9307.00               10916.00
                                             11140.00                10444.10               10493.40               12097.10
                                             11510.00                10514.10               10428.10               12224.10
6/30/01                                       9860.00                10258.10                9282.05               10933.30
                                              9239.81                10157.50                9369.25               10579.00
                                              8180.00                 9521.61                9168.75               10101.90
                                              7149.32                 8752.27                8282.13                9032.12
                                              8218.14                 8919.44                8784.86                9751.08
                                              7996.25                 9603.56                8330.68                9643.81
                                              8540.80                 9688.07                8926.32               10256.20
                                              7673.91                 9546.62                8687.10                9971.07
                                              7865.76                 9362.37                9060.64               10455.70
                                              9095.96                 9714.40                9828.08               11413.40
                                              9055.94                 9125.70                9686.55               11419.10
                                              8329.65                 9058.17                9638.12               11389.40
6/30/02                                       7482.53                 8413.23                9215.01               10779.00

                              GROWTH OF A $10,000 INVESTMENT
                ----------------------------------------------------------
                                           AMEX DEUTSCHE    LIPPER NATURAL
CLASS &         WITH   WITHOUT   S&P 500     BANK ENERGY   RESOURCES FUNDS
INCEPTION DATE  LOAD      LOAD    INDEX#          INDEX#         AVERAGE**
--------------------------------------------------------------------------------------
CLASS
  K -- 3/13/01   N/A   $ 7,483   $ 8,413   $       9,215   $        10,779

                         AVERAGE ANNUAL TOTAL RETURNS
                ----------------------------------------------
                   ONE        ONE       SINCE        SINCE
CLASS &           YEAR       YEAR   INCEPTION    INCEPTION
INCEPTION DATE  W/LOAD   W/O LOAD      W/LOAD   W/OUT LOAD
--------------  ----------------------------------------------
CLASS
  K -- 3/13/01     N/A   (24.11)%         N/A     (19.98)%

--------------------------------------------------------------------------------

 # The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Inter@ctive Week Internet Index is a modified capitalization-weighted index of companies involved with providing digital interactive services, developing and marketing digital interactive software, and manufacturing digital interactive hardware. The Morgan Stanley Internet Index is an equal-dollar-weighted index composed of leading American companies drawn from eight Internet subsectors that are driving the growth of Internet usage. Index since inception comparative returns for the NetNet Fund are as of 4/30/02. The AMEX Deutsche Bank Energy Index is an equal-weighted index of 30 widely-held companies involved in producing and providing energy products, including domestic and international oil producers, refiners and transmitters, oil equipment and drillers, and natural gas producers. Index since inception comparative returns for the Power Plus Fund are as of 2/28/01.

 ** The Lipper Science & Technology Funds Average and the Lipper Natural
    Resources Funds Average represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the NetNet Fund are as of 4/30/02. Lipper since inception comparative returns for the Power Plus Fund are as of 2/28/01.

--------------------------------------------------------------------------------

REAL ESTATE EQUITY INVESTMENT FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                         NAREIT EQUITY        LIPPER REAL ESTATE
                                              CLASS K             S&P 500 INDEX#             INDEX#            FUNDS AVERAGE**
                                              -------             --------------         -------------        ------------------
10/3/96                                       10000.00               10000.00               10000.00               10000.00
                                              10149.00               10274.00               10297.00               10191.00
                                              10640.00               11053.80               10767.00               10641.00
                                              11674.00               10837.10               11885.00               11602.00
                                              11798.00               11510.10               12018.00               11798.00
                                              11737.00               11603.40               11994.00               11832.00
                                              11809.00               11120.70               11969.00               11797.00
                                              11385.00               11784.60               11641.00               11383.00
                                              11629.00               12508.10               11983.00               11786.00
6/30/97                                       12311.00               13066.10               12566.00               12429.00
                                              12864.10               14103.40               12954.30               12974.60
                                              12826.80               13319.30               12923.20               12913.70
                                              14115.90               14049.20               14051.40               14114.60
                                              13604.90               13579.90               13672.00               13654.50
                                              13781.80               14208.70               13967.30               13818.30
                                              14246.20               14453.10               14297.00               14183.10
                                              14061.00               14613.50               14221.20               14004.40
                                              13784.00               15667.10               13979.40               13975.00
                                              14135.50               16469.30               14229.70               14297.80
                                              13680.40               16635.70               13765.80               13900.40
                                              13535.40               16349.50               13669.40               13703.00
6/30/98                                       13408.10               17013.30               13576.40               13552.60
                                              12499.20               16833.00               12696.40               12711.00
                                              11286.80               14398.90               11497.80               11333.10
                                              12142.30               15321.90               12148.60               11879.30
                                              11840.00               16567.50               11923.90               11773.60
                                              11938.20               17571.50               12099.20               12037.30
                                              11799.70               18583.70               11794.30               11974.80
                                              11537.80               19360.50               11547.80               11710.10
                                              11497.40               18758.40               11276.40               11505.20
                                              11265.20               19508.70               11225.60               11417.80
                                              12435.60               20263.70               12291.00               12634.90
                                              12695.50               19785.50               12561.30               12893.90
6/30/99                                       12517.80               20883.50               12357.80               12750.80
                                              12025.80               20232.00               11964.90               12300.70
                                              11837.00               20130.80               11812.90               12062.00
                                              11233.30               19579.20               11364.00               11584.40
                                              10905.30               20818.60               11084.50               11294.80
                                              10802.80               21241.20               10903.80               11146.80
                                              11206.80               22492.30               11249.40               11565.90
                                              11153.00               21363.20               11286.60               11467.60
                                              10957.90               20959.50               11152.30               11280.70
                                              11386.30               23009.30               11519.20               11773.70
                                              12002.30               22316.70               12293.30               12376.50
                                              11989.10               21859.20               12413.70               12496.50
6/30/00                                       12584.80               22397.00               12732.80               13012.60
                                              13540.10               22047.50               13845.60               13936.50
                                              12962.50               23416.70               13283.50               13625.70
                                              13306.40               22180.30               13705.90               14059.00
                                              12662.80               22087.20               13112.50               13432.00
                                              12724.10               20346.70               13280.30               13597.20
                                              13631.00               20446.40               14215.20               14493.20
                                              13649.60               21172.20               14363.10               14628.00
                                              13283.30               19241.30               14133.30               14408.60
                                              13151.30               18021.40               14270.40               14290.50
                                              13409.60               19421.70               14611.40               14629.10
                                              13590.90               19551.80               14965.00               14889.50
6/30/01                                       14439.00               19076.70               15842.00               15633.00
                                              14216.60               18889.80               15526.70               15378.20
                                              14673.00               17707.20               16095.00               15824.10
                                              14133.00               16276.50               15427.10               15075.70
                                              13699.10               16587.40               14985.90               14632.40
                                              14378.60               17859.60               15810.10               15371.40
                                              14696.40               18016.80               16195.90               15791.00
                                              14739.00               17753.80               16228.20               15821.00
                                              15086.90               17411.10               16541.50               15979.20
                                              15901.50               18065.80               17533.90               16295.60
                                              16092.40               16971.00               17683.00               17219.60
                                              16385.20               16845.40               17921.70               17479.60
6/30/02                                       16829.30               15646.00               18411.00               17720.80

                          GROWTH OF A $10,000 INVESTMENT                            AVERAGE ANNUAL TOTAL RETURNS
                ---------------------------------------------------               --------------------------------
                                                                                              ONE             FIVE
                                           NAREIT            LIPPER                  ONE     YEAR     FIVE   YEARS
CLASS &         WITH   WITHOUT   S&P 500   EQUITY       REAL ESTATE                 YEAR    W/OUT    YEARS   W/OUT
INCEPTION DATE  LOAD      LOAD    INDEX#   INDEX#   FUNDS AVERAGE**               W/LOAD     LOAD   W/LOAD    LOAD
------------------------------------------------------------------------------------------------------------------
CLASS
  K -- 10/3/96   N/A   $16,829   $15,646   $18,411  $        17,721                  N/A   16.55%      N/A   6.45%

                 AVERAGE ANNUAL TOTAL RETURNS
                -------------------------------

                    SINCE        SINCE
CLASS &         INCEPTION    INCEPTION
INCEPTION DATE     W/LOAD   W/OUT LOAD
--------------  -------------------------------
CLASS
  K -- 10/3/96        N/A        9.49%

SMALL-CAP VALUE FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                         LIPPER SMALL CAP VALUE
                                                         CLASS K               RUSSELL 2000 VALUE#           FUNDS AVERAGE**
                                                         -------               -------------------       ----------------------
12/31/96                                                10000.00                    10000.00                    10000.00
                                                        10833.00                    10153.70                    10266.00
                                                        10833.00                    10250.10                    10256.80
                                                        10456.00                     9975.15                     9991.11
                                                        10446.00                    10121.80                    10011.10
                                                        11280.00                    10927.60                    10935.10
6/30/97                                                 11985.00                    11480.60                    11509.20
                                                        12771.30                    11962.50                    12133.00
                                                        13418.80                    12152.40                    12424.20
                                                        14685.60                    12960.60                    13279.00
                                                        14206.80                    12608.20                    12911.20
                                                        14097.40                    12746.40                    12858.20
                                                        14417.50                    13178.50                    12997.10
                                                        14166.60                    12940.10                    12812.50
                                                        14951.40                    13722.30                    13649.20
                                                        15594.30                    14278.90                    14221.10
                                                        15834.50                    14349.40                    14346.20
                                                        15049.10                    13841.40                    13776.70
6/30/98                                                 14925.70                    13763.20                    13524.60
                                                        14087.30                    12685.10                    12599.50
                                                        11416.40                    10698.50                    10456.30
                                                        11943.80                    11302.70                    10809.80
                                                        11860.20                    11638.30                    11272.40
                                                        12510.20                    11953.30                    11794.30
                                                        13460.90                    12328.20                    12195.30
                                                        13041.00                    12048.30                    11989.20
                                                        12319.80                    11225.80                    11202.70
                                                        12008.10                    11133.20                    11041.40
                                                        12719.00                    12149.50                    12110.20
                                                        13095.50                    12523.00                    12543.80
6/30/99                                                 14126.10                    12976.40                    13142.10
                                                        13587.90                    12668.50                    12985.70
                                                        12434.30                    12205.50                    12472.80
                                                        12240.30                    11961.50                    12184.60
                                                        11712.70                    11722.10                    11917.80
                                                        12036.00                    11782.90                    12250.30
                                                        12758.20                    12144.80                    12747.70
                                                        11853.60                    11827.20                    12330.80
                                                        12554.20                    12550.10                    12649.00
                                                        12910.70                    12609.00                    13353.50
                                                        12781.60                    12683.60                    13300.10
                                                        12575.80                    12490.10                    13157.80
6/30/00                                                 13178.90                    12855.00                    13506.50
                                                        13222.20                    13283.40                    13672.60
                                                        14218.50                    13877.30                    14554.50
                                                        14144.90                    13798.60                    14486.10
                                                        14329.50                    13749.60                    14394.80
                                                        13124.50                    13469.60                    13909.70
                                                        14774.60                    14917.00                    15235.30
                                                        15653.90                    15328.70                    15980.30
                                                        15675.60                    15307.50                    15782.10
                                                        15467.10                    15062.00                    15392.30
                                                        16731.50                    15759.20                    16314.30
                                                        17614.40                    16164.40                    17053.40
6/30/01                                                 17906.00                    16823.90                    17484.80
                                                        17546.10                    16447.10                    17290.90
                                                        16651.20                    16389.60                    17102.50
                                                        15680.50                    14580.20                    15147.60
                                                        16190.10                    14960.70                    15741.40
                                                        17232.70                    16036.40                    16741.00
                                                        18316.70                    17017.80                    17787.30
                                                        18316.70                    17244.20                    17890.50
                                                        18527.30                    17349.30                    17971.00
                                                        19883.50                    18648.80                    19347.60
                                                        20947.30                    19305.20                    19771.30
                                                        20350.30                    18666.20                    19229.50
6/30/02                                                 19788.60                    18253.70                    18543.00

                      GROWTH OF A $10,000 INVESTMENT                   AVERAGE ANNUAL TOTAL RETURNS
                ------------------------------------------      ------------------------------------------
                                                    LIPPER                           ONE              FIVE
                                 RUSSELL         SMALL CAP                  ONE     YEAR     FIVE     YEAR
CLASS AND       WITH   WITHOUT      2000             VALUE                 YEAR    W/OUT     YEAR    W/OUT
INCEPTION DATE  LOAD      LOAD    VALUE#   FUNDS AVERAGE**               W/LOAD     LOAD   W/LOAD     LOAD
----------------------------------------------------------------------------------------------------------
CLASS
 K -- 12/31/96   N/A   $19,789   $18,254   $        18,543                  N/A   10.52%      N/A   10.55%

                  AVERAGE ANNUAL TOTAL RETURNS
                ---------------------------------

                    SINCE        SINCE
CLASS AND       INCEPTION    INCEPTION
INCEPTION DATE    W/ LOAD   W/OUT LOAD
--------------  ---------------------------------
CLASS
 K -- 12/31/96        N/A       13.22%

--------------------------------------------------------------------------------

 # The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The National Association of Real Estate Investment Trusts ("NAREIT") Equity Index is an unmanaged index that includes all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System. The Fund has changed its primary market index from the NAREIT Equity Index to the S&P 500 Index to provide a comparison to a broad-based market index. Index since inception comparative returns for the Real Estate Equity Investment Fund are as of 9/30/96. The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000 Index is a capitalization-weighted total return index which is made up of the bottom 2,000 of the 3,000 largest U.S. publicly traded companies. Index since inception comparative returns for the Small-Cap Value Fund are as of 12/31/96.

 ** The Lipper Real Estate Funds Average and the Lipper Small Cap Value Funds
    Average represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Real Estate Equity Investment Fund are as of 9/30/96. Lipper since inception comparative returns for the Small-Cap Value Fund are as of 12/31/96.

--------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                               RUSSELL 2000 GROWTH       LIPPER SMALL CAP GROWTH
                                                         CLASS K                     INDEX#                  FUNDS AVERAGE**
                                                         -------               -------------------       -----------------------
11/23/92                                                10000.00                    10000.00                    10000.00
                                                        10187.00                    10000.00                    10000.00
                                                        10438.00                    10274.40                    10315.00
                                                        10739.00                    10401.80                    10508.90
                                                        10325.00                     9836.88                    10018.20
                                                        10731.00                    10090.30                    10383.80
                                                        10089.00                     9770.11                     9979.89
6/30/93                                                 10511.00                    10355.80                    10574.70
                                                        10568.00                    10380.50                    10669.90
                                                        10552.00                    10484.10                    10724.30
                                                        10990.00                    10986.20                    11279.80
                                                        11412.00                    11349.00                    11722.00
                                                        11510.00                    11677.20                    11867.30
                                                        11080.00                    11204.90                    11428.20
                                                        11810.00                    11647.00                    11960.80
                                                        11777.00                    11957.10                    12262.20
                                                        11885.00                    11904.50                    12251.20
                                                        11157.00                    11173.20                    11551.60
                                                        11281.00                    11190.30                    11529.70
6/30/94                                                 10983.00                    10939.50                    11258.70
                                                        10355.00                    10472.10                    10714.90
                                                        10529.00                    10621.30                    10894.90
                                                        11364.00                    11400.70                    11623.80
                                                        11455.00                    11448.50                    11734.20
                                                        11662.00                    11570.40                    11958.30
                                                        11050.00                    11102.20                    11525.50
                                                        11487.00                    11363.80                    11788.20
                                                        11098.00                    11132.30                    11586.70
                                                        11503.00                    11646.80                    12062.90
                                                        11926.00                    11987.00                    12448.90
                                                        11735.00                    12167.20                    12565.90
                                                        11909.00                    12326.60                    12729.30
6/30/95                                                 12655.00                    13176.00                    13640.70
                                                        13789.00                    14203.00                    14785.10
                                                        13822.00                    14378.30                    14972.90
                                                        14303.00                    14674.30                    15387.70
                                                        14187.00                    13952.50                    14955.30
                                                        14609.00                    14568.30                    15546.00
                                                        14892.00                    14891.20                    15827.40
                                                        15007.00                    14767.90                    15710.20
                                                        15595.00                    15441.30                    16509.90
                                                        16574.00                    15746.60                    17044.80
                                                        18105.00                    16955.40                    18641.90
                                                        19093.00                    17824.90                    19575.90
6/30/96                                                 18764.00                    16666.60                    18700.80
                                                        16859.00                    14632.00                    16845.70
                                                        17909.00                    15715.20                    17967.70
                                                        19298.00                    16524.50                    19072.70
                                                        18942.00                    15811.70                    18470.00
                                                        19805.00                    16251.40                    18857.80
                                                        20385.00                    16568.30                    19103.00
                                                        20581.00                    16982.20                    19557.60
                                                        19456.00                    15956.60                    18403.70
                                                        17990.00                    14830.50                    17229.60
                                                        17990.00                    14659.00                    17012.50
                                                        20591.00                    16862.20                    19307.50
6/30/97                                                 22315.00                    17434.00                    20425.40
                                                        23687.80                    18327.30                    21789.80
                                                        24194.70                    18877.30                    22182.00
                                                        27032.80                    20383.70                    23969.90
                                                        25619.00                    19159.50                    22802.50
                                                        24855.50                    18702.70                    22373.80
                                                        25539.10                    18713.20                    22534.90
                                                        24673.30                    18463.60                    22217.20
                                                        26143.80                    20093.70                    24076.80
                                                        27262.80                    20936.60                    25285.40
                                                        27350.00                    21065.00                    25525.60
                                                        25151.10                    19534.60                    23858.80
6/30/98                                                 25075.60                    19734.20                    24374.20
                                                        23528.50                    18086.40                    22650.90
                                                        18114.60                    13911.40                    17792.30
                                                        19784.70                    15321.80                    19124.90
                                                        20902.60                    16121.00                    19930.10
                                                        22296.80                    17371.50                    21602.20
                                                        23619.00                    18943.50                    23898.60
                                                        23524.50                    19795.60                    24431.50
                                                        20673.30                    17984.70                    22284.00
                                                        19645.90                    18625.30                    23315.70
                                                        20362.90                    20270.10                    24334.60
                                                        20863.90                    20302.10                    24616.90
6/30/99                                                 22336.90                    21371.60                    26879.20
                                                        21823.10                    20710.80                    26873.80
                                                        20107.80                    19936.20                    26551.30
                                                        19770.00                    20320.80                    27193.80
                                                        19350.90                    20841.20                    28648.70
                                                        20674.50                    23044.90                    32172.50
                                                        24106.40                    27106.60                    37931.40
                                                        23484.50                    26854.30                    37533.10
                                                        28498.40                    33102.20                    46717.50
                                                        26891.10                    29622.50                    44339.60
                                                        24255.80                    26631.50                    39484.40
                                                        22094.60                    24299.60                    36286.10
6/30/00                                                 26876.60                    27438.70                    42284.20
                                                        25511.80                    25087.20                    39523.10
                                                        28849.40                    27726.10                    44135.40
                                                        27070.70                    26348.70                    42462.70
                                                        24239.30                    24209.90                    39719.60
                                                        19750.60                    19814.10                    32999.00
                                                        21776.00                    21026.60                    35833.70
                                                        23851.90                    22728.50                    36682.90
                                                        19771.60                    19612.80                    32005.80
                                                        17438.00                    17829.60                    29102.90
                                                        19957.70                    20012.50                    32551.60
                                                        20115.20                    20476.00                    33284.00
6/30/01                                                 21117.00                    21060.00                    34186.00
                                                        19056.00                    19263.60                    32326.30
                                                        17809.70                    18061.50                    30428.70
                                                        15047.40                    15148.20                    25736.60
                                                        16364.10                    16605.50                    27813.60
                                                        17795.90                    17992.00                    29924.60
                                                        18970.50                    19112.90                    31768.00
                                                        17782.90                    18432.50                    30754.60
                                                        16609.20                    17239.90                    28780.10
                                                        18012.70                    18738.10                    31002.00
                                                        17969.50                    18333.30                    30133.90
                                                        16966.80                    17260.80                    28648.30
6/30/02                                                 16035.30                    15797.10                    26599.90

                      GROWTH OF A $10,000 INVESTMENT                                  AVERAGE ANNUAL TOTAL RETURNS
               ---------------------------------------------        ----------------------------------------------------------------
                                                      LIPPER                      ONE               FIVE                   SINCE
                                      RUSSELL      SMALL CAP           ONE       YEAR     FIVE     YEARS       SINCE   INCEPTION
CLASS AND      WITH   WITHOUT            2000   GROWTH FUNDS          YEAR      W/OUT    YEARS     W/OUT   INCEPTION       W/OUT
INCEPTION DATE LOAD      LOAD   GROWTH INDEX#      AVERAGE**        W/LOAD       LOAD   W/LOAD      LOAD      W/LOAD        LOAD
------------------------------------------------------------------------------------------------------------------------------------
CLASS
 K -- 11/23/92  N/A   $16,035   $      15,797   $     26,600           N/A   (24.07)%      N/A   (6.40)%         N/A       5.04%

FRAMLINGTON EMERGING MARKETS FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                              MSCI EMERGING MARKETS      LIPPER EMERGING MARKETS
                                                         CLASS K                   FREE INDEX#               FUNDS AVERAGE**
                                                         -------              ---------------------      -----------------------
1/10/97                                                 10000.00                    10000.00                    10000.00
                                                        10526.80                     9784.00                    10798.00
                                                        10914.50                     9978.70                    11191.00
                                                        10984.10                     9984.69                    10957.20
                                                        11262.50                    10061.60                    11025.10
                                                        11988.10                    10673.30                    11471.60
6/30/97                                                 12869.50                    11278.50                    12107.10
                                                        13188.30                    11483.80                    12467.90
                                                        12978.60                    10583.40                    11340.80
                                                        13387.40                    11153.90                    11794.50
                                                        11444.90                    10183.50                     9996.98
                                                        10996.20                    10068.40                     9637.09
                                                        11217.30                    10178.20                     9783.57
                                                         9927.28                    10501.80                     9078.18
                                                        11012.30                    11195.00                     9886.14
                                                        11431.90                    11563.30                    10260.80
                                                        11534.80                    11647.70                    10351.10
                                                        10276.30                    11434.50                     9027.21
6/30/98                                                  9223.02                    11410.50                     8219.27
                                                         9366.08                    11556.60                     8496.26
                                                         6698.62                     9960.60                     6097.77
                                                         7221.78                     9730.51                     6286.19
                                                         7816.85                    10748.30                     6817.37
                                                         8103.73                    11329.80                     7199.14
                                                         8134.53                    11728.60                     7117.79
                                                         8175.20                    11684.00                     7015.30
                                                         8164.57                    11437.50                     6961.28
                                                         9077.37                    11998.00                     7686.64
                                                        10431.70                    12571.50                     8664.38
                                                        10349.30                    11979.30                     8588.14
6/30/99                                                 11898.60                    12536.40                     9587.80
                                                        11334.60                    12838.50                     9381.66
                                                        11160.00                    12895.00                     9273.77
                                                        10575.30                    12972.40                     8936.21
                                                        11046.90                    13440.70                     9252.55
                                                        12493.00                    13978.30                    10269.40
                                                        15119.00                    15285.30                    12132.30
                                                        15292.90                    14421.70                    12018.20
                                                        15796.00                    14792.30                    12553.00
                                                        16031.30                    15315.90                    12608.30
                                                        13467.90                    14447.50                    11196.20
                                                        12298.90                    14074.80                    10575.90
6/30/00                                                 12945.80                    14622.30                    11101.50
                                                        12073.90                    13996.40                    10593.00
                                                        12320.10                    14114.00                    10812.30
                                                        10643.80                    13367.40                     9723.53
                                                         9470.33                    12982.40                     9017.60
                                                         8523.30                    12429.40                     8151.01
                                                         8821.82                    12859.40                     8430.59
                                                        10057.10                    13126.90                     9427.92
                                                         9048.28                    12066.20                     8697.26
                                                         8008.61                    11208.30                     7891.89
                                                         8533.59                    11954.80                     8340.15
                                                         8996.82                    11577.00                     8584.52
6/30/01                                                  8781.00                    11129.00                     8441.59
                                                         8142.60                    10425.60                     7880.61
                                                         7905.70                    10322.40                     7711.17
                                                         6684.20                     8724.52                     6608.48
                                                         7209.60                     9266.31                     7011.59
                                                         8208.90                    10233.70                     7718.36
                                                         8579.90                    11046.30                     8199.99
                                                         8991.80                    11420.70                     8517.33
                                                         8971.10                    11608.00                     8702.15
                                                         9403.50                    12308.00                     9199.05
                                                         9496.60                    12386.80                     9281.84
                                                         9568.80                    12189.80                     9195.52
6/30/02                                                  8816.70                    11275.60                     8512.29

                  GROWTH OF A $10,000 INVESTMENT                            AVERAGE ANNUAL TOTAL RETURNS
               -------------------------------------        -------------------------------------------------------------
                                    MSCI      LIPPER
                                EMERGING    EMERGING                   ONE               FIVE                   SINCE
                                 MARKETS     MARKETS           ONE    YEAR     FIVE     YEARS       SINCE   INCEPTION
CLASS AND      WITH   WITHOUT       FREE       FUNDS          YEAR   W/OUT    YEARS     W/OUT   INCEPTION       W/OUT
INCEPTION DATE LOAD      LOAD     INDEX#   AVERAGE**        W/LOAD    LOAD   W/LOAD      LOAD      W/LOAD        LOAD
-------------------------------------------------------------------------------------------------------------------------
CLASS
  K -- 1/10/97  N/A   $ 8,817   $ 11,276   $   8,512           N/A   0.41%      N/A   (7.29)%         N/A     (2.28)%

--------------------------------------------------------------------------------

 # The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Russell 2000 Index is a capitalization-weighted total return index which is made up of the bottom 2,000 of the 3,000 largest U.S. publicly traded companies. Index since inception comparative returns for the Small Company Growth Fund are as of 11/30/92. The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index that measures the common stock price movement of freely investable opportunities for foreign investors in emerging markets countries. Index since inception comparative returns for the Framlington Emerging Markets Fund are as of 12/31/96.

 ** The Lipper Small Cap Growth Funds Average and Lipper Emerging Markets Funds
    Average represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Small Company Growth Fund are as of 11/30/92. Lipper since inception comparative returns for the Framlington Emerging Markets Fund are as of 12/31/96.

--------------------------------------------------------------------------------

FRAMLINGTON HEALTHCARE FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                                    LIPPER
                                                                                          RUSSELL 2000       HEALTH/BIOTECHNOLOGY
                                              CLASS K           MSCI WORLD INDEX#      HEALTHCARE INDEX#       FUNDS AVERAGE**
                                              -------           -----------------      -----------------     --------------------
4/1/97                                          10000                  10000                  10000                  10000
                                               9555.6                10328.6                  11557                   9989
                                              10888.9                  10968                11893.3                11028.8
6/30/97                                       11523.8                11516.8                11995.6                11597.9
                                              11767.2                  12049                12197.1                11985.3
                                              11756.6                11244.7                  13601                11691.7
                                              13047.5                11857.4                12870.6                12742.8
                                              12370.3                11235.1                12575.9                12346.5
                                              12317.1                11435.7                12622.4                12335.3
                                              12296.2                11576.9                12380.1                  12381
                                              12507.7                11901.3                13395.2                12602.6
                                              13311.9                12708.3                  13714                13371.4
                                                13682                13246.9                13439.8                13832.7
                                              13650.5                13378.3                12359.2                13879.7
                                              12815.1                13212.6                12344.4                13364.8
6/30/98                                       12497.3                13528.1                11385.2                  13584
                                              11703.8                13508.3                8691.48                13320.4
                                              8846.88                11708.9                10258.5                11125.2
                                                10350                  11918                11014.6                12500.3
                                              10805.4                12997.5                11569.7                  13019
                                              11397.5                13772.4                13033.3                13688.2
                                              12431.3                14447.4                  13118                14818.9
                                              12784.3                14765.7                11732.8                14996.7
                                              11417.7                  14375                11593.1                14390.8
                                                10873                14975.6                11619.8                14513.2
                                                10649                  15568                12063.7                13999.4
                                                10927                15001.3                12927.5                14038.6
6/30/99                                       11161.9                15703.1                12976.6                14663.3
                                              11407.5                15658.1                12569.1                14862.7
                                              11899.1                15632.5                12320.2                  15209
                                              11984.8                  15483                11780.6                14360.4
                                              11664.8                  16290                  13093                14861.6
                                              13299.1                16750.4                15397.3                15665.6
                                              17230.3                18108.3                17725.4                  17182
                                              20936.5                17073.4                25877.3                18858.9
                                              28894.5                17121.5                17777.7                22679.8
                                              25412.7                18307.1                17118.2                20545.6
                                                24292                17535.1                16731.3                20299.1
                                              23842.6                17093.3                21069.7                20469.6
6/30/00                                       30233.5                17671.3                  20092                24311.7
                                              30393.7                  17176                  19507                23686.9
                                              34868.4                17736.8                  22441                26491.4
                                              36620.8                16795.8                  23038                27474.2
                                              35225.5                16516.5                  22186                26795.6
                                              30116.7                15515.9                  19745                25147.7
                                              32147.3                15769.1                  21489                26417.7
                                              30316.3                16075.3                  20728                24380.9
                                              26884.4                14718.6                  19652                23456.8
                                              22125.9                13754.6                  17304                20606.8
                                                24560                14774.7                  19374                22335.7
                                              26423.9                14591.2                  19374                23242.6
6/30/01                                         27718                  14136                  20766                  23494
                                              25251.1                13949.4                  18742                22554.2
                                              24263.8                13282.6                  18238                22218.2
                                              20743.1                12113.8                  16055                20811.8
                                              22902.5                12347.5                  16620                21943.9
                                              24262.9                13079.8                  17228                  23232
                                              25260.1                13163.5                  18060                23104.3
                                              22716.4                12765.9                  16534                21489.3
                                              21246.6                12657.4                  15299                  20778
                                              22079.5                13219.4                  16459                21276.7
                                              20008.4                12775.2                  15927                19721.3
                                                19000                12804.6                  15054                18875.3
6/30/02                                       17639.6                12029.9                  13443                17167.1

                            GROWTH OF A $10,000 INVESTMENT                   AVERAGE ANNUAL TOTAL RETURNS
                -------------------------------------------------------      --------------------------
                                              RUSSELL                                      ONE
                                    MSCI         2000    LIPPER HEALTH/         ONE       YEAR     FIVE
CLASS AND       WITH   WITHOUT     WORLD   HEALTHCARE     BIOTECHNOLOGY        YEAR      W/OUT    YEARS
INCEPTION DATE  LOAD      LOAD    INDEX#       INDEX#   FUNDS AVERAGE**      W/LOAD       LOAD   W/LOAD
-------------------------------------------------------------------------------------------------------
CLASS
  K -- 4/1/97    N/A   $17,640   $12,030   $   13,443   $        17,167         N/A   (36.35)%      N/A

                AVERAGE ANNUAL TOTAL RETURNS
                ---------------------------------
                 FIVE                   SINCE
                YEARS       SINCE   INCEPTION
CLASS AND       W/OUT   INCEPTION       W/OUT
INCEPTION DATE   LOAD      W/LOAD        LOAD
--------------  ---------------------------------
CLASS
  K -- 4/1/97   8.89%         N/A      11.42%

FRAMLINGTON INTERNATIONAL GROWTH FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                       LIPPER INTERNATIONAL FUNDS
                                                        CLASS K                MSCI EAFE INDEX#                AVERAGE**
                                                        -------                ----------------        --------------------------
1/10/97                                                10000.00                    10000.00                     10000.00
                                                       10070.90                     9650.00                      9967.00
                                                       10202.60                     9808.00                     10107.50
                                                       10121.60                     9843.00                     10129.80
                                                       10162.10                     9896.00                     10150.00
                                                       10901.70                    10540.00                     10750.90
6/30/97                                                11499.40                    11121.00                     11248.70
                                                       11681.80                    11303.40                     11555.80
                                                       10922.50                    10461.30                     10716.80
                                                       11469.70                    11049.20                     11378.00
                                                       10587.70                    10202.80                     10520.10
                                                       10324.10                    10100.80                     10422.30
                                                       10339.50                    10191.70                     10508.80
                                                       10889.60                    10660.50                     10755.80
                                                       11602.90                    11347.10                     11465.70
                                                       12010.20                    11698.80                     12051.50
                                                       12162.70                    11793.60                     12216.70
                                                       12234.40                    11739.30                     12228.90
6/30/98                                                12142.70                    11830.90                     12134.70
                                                       12387.30                    11954.00                     12310.70
                                                       10665.40                    10475.20                     10552.70
                                                       10013.80                    10156.80                     10172.80
                                                       10757.80                    11218.20                     10927.60
                                                       11409.70                    11795.90                     11492.60
                                                       11925.50                    12264.20                     11845.40
                                                       12138.90                    12231.10                     11937.80
                                                       11670.30                    11942.50                     11622.60
                                                       12281.90                    12444.00                     12028.30
                                                       12699.50                    12950.50                     12580.40
                                                       12220.70                    12286.10                     12063.30
6/30/99                                                12995.50                    12767.80                     12697.80
                                                       13382.80                    13150.80                     13025.40
                                                       13687.90                    13202.10                     13138.80
                                                       13737.20                    13338.10                     13188.70
                                                       14411.60                    13840.90                     13695.10
                                                       15658.30                    14325.30                     14752.40
                                                       17314.90                    15613.20                     16525.60
                                                       16611.90                    14623.30                     15593.60
                                                       17686.70                    15019.60                     16521.40
                                                       17973.20                    15605.40                     16651.90
                                                       16898.40                    14787.60                     15601.20
                                                       16239.40                    14429.80                     15095.70
6/30/00                                                16762.10                    14996.90                     15764.50
                                                       15995.90                    14371.50                     15204.90
                                                       16219.40                    14499.40                     15454.20
                                                       15314.60                    13796.20                     14576.40
                                                       14555.20                    13473.40                     14029.80
                                                       13784.30                    12970.80                     13388.60
                                                       14117.60                    13435.20                     13881.30
                                                       14198.30                    13443.20                     13938.30
                                                       12802.70                    12441.70                     12877.60
                                                       11534.00                    11599.40                     11896.30
                                                       12433.60                    12398.60                     12685.00
                                                       11926.10                    11942.30                     12324.80
6/30/01                                                11534.00                    11453.90                     11936.00
                                                       10957.30                    11246.70                     11597.00
                                                       10773.20                    10964.40                     11276.90
                                                        9727.14                     9855.89                     10054.50
                                                        9925.57                    10108.20                     10328.00
                                                       10136.00                    10481.20                     10733.90
                                                       10136.00                    10544.10                     10893.80
                                                        9622.10                     9984.19                     10420.00
                                                        9645.19                    10055.10                     10470.00
                                                       10183.40                    10653.40                     11014.40
                                                       10148.80                    10681.00                     11046.30
                                                       10324.30                    10826.30                     11136.90
6/30/02                                                 9845.29                    10399.80                     10691.50

                     GROWTH OF A $10,000 INVESTMENT                             AVERAGE ANNUAL TOTAL RETURNS
                ----------------------------------------      ----------------------------------------------------------------
                                                  LIPPER                    ONE               FIVE                   SINCE
                                    MSCI   INTERNATIONAL         ONE       YEAR     FIVE     YEARS       SINCE   INCEPTION
CLASS AND       WITH   WITHOUT      EAFE           FUNDS        YEAR      W/OUT    YEARS     W/OUT   INCEPTION       W/OUT
INCEPTION DATE  LOAD      LOAD    INDEX#       AVERAGE**      W/LOAD       LOAD   W/LOAD      LOAD      W/LOAD        LOAD
------------------------------------------------------------------------------------------------------------------------------
CLASS
  K -- 1/10/97   N/A   $ 9,845   $10,400   $      10,691         N/A   (14.65)%      N/A   (3.06)%         N/A     (0.29)%

--------------------------------------------------------------------------------

 # The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that measures the common stock price movement in developed countries. The Russell 2000 Healthcare Index is an unmanaged index that measures the performance of those Russell 2000 companies (the bottom 2,000 based on capitalization of the 3,000 largest capitalized U.S. publicly traded companies) within the healthcare sectors. Index since inception comparative returns for the Framlington Healthcare Fund are as of 3/31/97. The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index that measures the common stock price movement in Europe, Australia, New Zealand and countries in the Far East. Index since inception comparative returns for the Framlington International Growth Fund are as of 12/31/96.

 ** The Lipper Health/Biotechnology Funds Average and the Lipper International
    Funds Average represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Framlington Healthcare Fund are as of 3/31/97. Lipper since inception comparative returns for the Framlington International Growth Fund are as of 12/31/96.

                                                                           xxvii

--------------------------------------------------------------------------------

BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                             LIPPER CORP. DEBT A
                                                                 LEHMAN AGGREGATE        LEHMAN BLENDED          RATED FUNDS
                                              CLASS K              BOND INDEX#               INDEX#               AVERAGE**
                                              -------            ----------------        --------------      -------------------
11/23/92                                      10000.00               10000.00               10000.00               10000.00
                                               9959.00               10000.00               10000.00               10000.00
                                              10098.00               10159.00               10171.10               10132.00
                                              10298.00               10354.00               10392.00               10312.40
                                              10524.00               10535.20               10608.00               10475.30
                                              10608.00               10579.50               10644.00               10428.10
                                              10690.00               10653.50               10725.00               10497.00
                                              10656.00               10667.40               10720.00               10500.10
6/30/93                                       10890.00               10860.50               10963.00               10733.20
                                              10948.00               10922.40               11033.00               10814.80
                                              11204.00               11113.50               11286.00               11068.90
                                              11261.00               11143.50               11326.00               11105.50
                                              11329.00               11184.80               11372.00               11156.60
                                              11193.00               11089.70               11244.00               11007.10
                                              11226.00               11149.60               11293.00               11059.90
                                              11395.00               11300.10               11463.00               11226.90
                                              11115.00               11103.50               11213.00               10978.80
                                              10850.00               10829.20               10939.00               10690.00
                                              10761.00               10742.60               10848.00               10569.20
                                              10761.00               10741.50               10828.00               10535.40
6/30/94                                       10726.00               10717.90               10803.00               10500.60
                                              10886.00               10931.20               11019.00               10685.50
                                              10895.00               10944.30               11023.00               10689.70
                                              10747.00               10783.40               10856.00               10526.20
                                              10713.00               10773.70               10844.00               10496.70
                                              10684.00               10750.00               10825.00               10474.70
                                              10749.00               10824.20               10896.00               10548.00
                                              10932.00               11038.50               11106.00               10728.40
                                              11163.00               11301.20               11363.00               10971.90
                                              11225.00               11370.20               11439.00               11046.50
                                              11369.00               11529.30               11599.00               11196.70
                                              11784.00               11975.50               12085.00               11665.90
6/30/95                                       11865.00               12062.90               12182.00               11740.50
                                              11854.00               12036.40               12135.00               11681.80
                                              11990.00               12182.00               12290.00               11834.90
                                              12097.00               12300.20               12415.00               11956.80
                                              12269.00               12460.10               12597.00               12129.00
                                              12440.00               12647.00               12805.00               12317.00
                                              12628.00               12824.10               12993.00               12501.70
                                              12701.00               12908.70               13074.00               12560.50
                                              12445.00               12684.10               12797.00               12289.20
                                              12365.00               12595.30               12689.00               12190.80
                                              12272.00               12524.80               12602.00               12097.00
                                              12243.00               12499.70               12581.00               12074.00
6/30/96                                       12381.00               12667.20               12749.00               12218.90
                                              12406.00               12701.40               12779.00               12242.10
                                              12364.00               12679.80               12748.00               12210.30
                                              12572.00               12900.50               12974.00               12430.00
                                              12834.00               13186.80               13277.00               12713.50
                                              13072.00               13412.30               13522.00               12956.30
                                              12939.00               13287.60               13371.00               12816.40
                                              12941.00               13328.80               13387.00               12836.90
                                              12963.00               13362.10               13415.00               12876.60
                                              12809.00               13213.80               13256.00               12705.40
                                              12985.00               13412.00               13449.00               12879.50
                                              13079.00               13539.40               13575.00               12991.50
6/30/97                                       13214.00               13700.50               13738.00               13156.50
                                              13597.20               14070.40               14158.40               13561.70
                                              13454.40               13950.80               13999.80               13400.30
                                              13632.00               14157.30               14219.60               13610.70
                                              13867.90               14362.60               14447.10               13787.70
                                              13924.70               14428.70               14523.70               13847.00
                                              14050.00               14574.40               14676.20               13979.90
                                              14248.10               14761.00               14883.10               14157.40
                                              14219.70               14749.20               14853.40               14129.10
                                              14249.50               14799.30               14899.40               14174.30
                                              14322.20               14876.20               14973.90               14235.30
                                              14481.20               15017.60               15134.10               14383.30
6/30/98                                       14610.00               15145.20               15288.50               14504.10
                                              14621.70               15177.00               15300.70               14508.50
                                              14914.20               15424.40               15599.10               14684.00
                                              15281.10               15785.40               16045.20               15017.40
                                              15135.90               15701.70               15931.30               14849.20
                                              15190.40               15791.20               16026.90               14970.90
                                              15249.60               15838.60               16065.40               15023.30
                                              15353.30               15951.00               16179.40               15133.00
                                              14994.00               15671.90               15794.30               14788.00
                                              15087.00               15758.10               15873.30               14882.60
                                              15105.10               15808.50               15913.00               14913.90
                                              14940.50               15669.40               15749.10               14743.90
6/30/99                                       14864.30               15619.20               15700.30               14664.20
                                              14797.40               15553.60               15656.30               14604.10
                                              14754.50               15545.90               15643.80               14563.20
                                              14879.90               15726.20               15784.60               14700.10
                                              14888.80               15784.40               15825.60               14714.80
                                              14876.90               15782.80               15816.10               14714.80
                                              14778.70               15707.00               15719.60               14633.90
                                              14758.00               15655.20               15714.90               14591.40
                                              14907.10               15844.60               15911.40               14743.20
                                              15156.00               16053.80               16140.50               14939.30
                                              15013.60               16007.20               16061.40               14819.80
                                              14899.50               15999.20               16047.00               14760.50
6/30/00                                       15211.60               16332.00               16374.30               15069.00
                                              15418.40               16480.60               16547.90               15198.60
                                              15631.70               16719.60               16781.20               15399.20
                                              15734.00               16824.90               16845.00               15480.80
                                              15664.60               16936.00               16951.10               15514.90
                                              15948.90               17213.70               17240.90               15744.50
                                              16240.40               17533.90               17580.60               16049.90
                                              16556.70               17819.70               17875.90               16330.80
                                              16718.50               17974.70               18060.10               16479.40
                                              16725.40               18064.60               18199.10               16545.30
                                              16529.20               17988.70               18151.80               16431.20
                                              16667.60               18096.70               18257.10               16533.00
6/30/01                                       16738.00               18165.00               18345.00               16595.90
                                              17087.80               18571.90               18801.80               16979.20
                                              17217.70               18785.50               19042.40               17164.30
                                              17052.40               19001.50               19217.60               17257.00
                                              17461.70               19398.60               19705.80               17615.90
                                              17311.50               19130.90               19382.60               17376.40
                                              17214.50               19008.50               19229.50               17240.80
                                              17193.90               19162.50               19369.80               17340.80
                                              17281.60               19348.30               19534.50               17467.40
                                              16941.10               19027.20               19137.90               17165.20
                                              17208.80               19396.30               19509.20               17458.80
                                              17394.70               19561.20               19688.70               17598.40
6/30/02                                       17474.70               19731.30               19946.00               17676.00

                                 GROWTH OF A $10,000 INVESTMENT                     AVERAGE ANNUAL TOTAL RETURNS
                    --------------------------------------------------------        ----------------------------

                                          LEHMAN    LEHMAN      LIPPER CORP.           ONE          ONE     FIVE
CLASS AND           WITH   WITHOUT     AGGREGATE   BLENDED      DEBT A RATED          YEAR         YEAR    YEARS
INCEPTION DATE      LOAD      LOAD   BOND INDEX#    INDEX#   FUNDS AVERAGE**        W/LOAD   W/OUT LOAD   W/LOAD
----------------------------------------------------------------------------------------------------------------
CLASS
 K -- 11/23/92       N/A   $17,475   $    19,731   $19,946   $        17,676           N/A        4.41%      N/A

                       AVERAGE ANNUAL TOTAL RETURNS
                    --------------------------------------
                                                 SINCE
                          FIVE       SINCE   INCEPTION
CLASS AND                YEARS   INCEPTION       W/OUT
INCEPTION DATE      W/OUT LOAD      W/LOAD        LOAD
------------------  --------------------------------------
CLASS
 K -- 11/23/92           5.77%         N/A       5.99%

INTERMEDIATE BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                            LEHMAN INT. GOV'T/CREDIT    LIPPER SHORT INVST. GRADE
                                                         CLASS K                   BOND INDEX#            DEBT FUNDS AVERAGE**
                                                         -------            ------------------------    -------------------------
11/20/92                                                10000.00                    10000.00                    10000.00
                                                         9961.00                    10000.00                    10000.00
                                                        10069.00                    10130.00                    10075.00
                                                        10241.00                    10327.00                    10182.00
                                                        10415.00                    10490.00                    10277.00
                                                        10461.00                    10532.00                    10314.00
                                                        10537.00                    10617.00                    10371.00
                                                        10502.00                    10593.00                    10375.00
6/30/93                                                 10660.00                    10759.00                    10452.00
                                                        10695.00                    10786.00                    10490.00
                                                        10864.00                    10957.00                    10578.00
                                                        10910.00                    11002.00                    10611.00
                                                        10935.00                    11032.00                    10644.00
                                                        10835.00                    10970.00                    10642.00
                                                        10879.00                    11020.00                    10688.00
                                                        11004.00                    11143.00                    10761.00
                                                        10805.00                    10978.00                    10697.00
                                                        10594.00                    10797.00                    10623.00
                                                        10495.00                    10723.00                    10583.00
                                                        10495.00                    10731.00                    10595.00
6/30/94                                                 10483.00                    10732.00                    10605.00
                                                        10595.00                    10887.00                    10684.00
                                                        10628.00                    10921.00                    10722.00
                                                        10520.00                    10820.00                    10711.00
                                                        10512.00                    10819.00                    10731.00
                                                        10481.00                    10769.00                    10713.00
                                                        10528.00                    10808.00                    10707.00
                                                        10675.00                    10990.00                    10807.00
                                                        10864.00                    11218.00                    10932.00
                                                        10920.00                    11282.00                    10989.00
                                                        11034.00                    11421.00                    11088.00
                                                        11359.00                    11766.00                    11272.00
6/30/95                                                 11411.00                    11845.00                    11338.00
                                                        11405.00                    11847.00                    11373.00
                                                        11506.00                    11955.00                    11445.00
                                                        11590.00                    12041.00                    11507.00
                                                        11710.00                    12176.00                    11597.00
                                                        11863.00                    12336.00                    11690.00
                                                        11980.00                    12465.00                    11778.00
                                                        12060.00                    12573.00                    11869.00
                                                        11916.00                    12425.00                    11827.00
                                                        11835.00                    12361.00                    11820.00
                                                        11779.00                    12317.00                    11830.00
                                                        11751.00                    12308.00                    11852.00
6/30/96                                                 11872.00                    12439.00                    11934.00
                                                        11895.00                    12476.00                    11990.00
                                                        11904.00                    12486.00                    12033.00
                                                        12053.00                    12660.00                    12143.00
                                                        12244.00                    12884.00                    12270.00
                                                        12395.00                    13054.00                    12372.00
                                                        12324.00                    12970.00                    12377.00
                                                        12371.00                    13020.00                    12437.00
                                                        12389.00                    13045.00                    12475.00
                                                        12290.00                    12955.00                    12464.00
                                                        12432.00                    13107.00                    12559.00
                                                        12522.00                    13216.00                    12642.00
6/30/97                                                 12624.00                    13337.00                    12726.00
                                                        12849.10                    13607.70                    12929.60
                                                        12802.80                    13539.70                    12892.10
                                                        12916.80                    13696.80                    13019.80
                                                        13060.10                    13848.80                    13117.40
                                                        13083.70                    13879.30                    13143.60
                                                        13179.20                    13990.30                    13229.10
                                                        13322.80                    14173.60                    13374.60
                                                        13316.20                    14162.20                    13373.20
                                                        13349.50                    14207.50                    13424.10
                                                        13430.90                    14278.60                    13483.10
                                                        13522.20                    14382.80                    13568.10
6/30/98                                                 13599.30                    14474.90                    13634.60
                                                        13626.50                    14525.50                    13679.50
                                                        13814.50                    14753.60                    13805.40
                                                        14079.80                    15123.90                    14052.50
                                                        14058.60                    15108.80                    14032.90
                                                        14060.10                    15107.30                    14056.70
                                                        14096.60                    15167.70                    14111.50
                                                        14174.10                    15251.10                    14182.10
                                                        13981.40                    15026.90                    14038.80
                                                        14079.20                    15139.60                    14146.90
                                                        14114.50                    15186.60                    14189.40
                                                        14005.80                    15069.60                    14102.80
6/30/99                                                 13984.80                    15080.20                    14101.40
                                                        13969.40                    15066.60                    14091.50
                                                        13954.00                    15078.60                    14097.20
                                                        14092.20                    15218.90                    14214.20
                                                        14111.90                    15258.50                    14246.90
                                                        14126.00                    15276.80                    14276.80
                                                        14092.10                    15226.40                    14266.80
                                                        14031.50                    15170.00                    14218.30
                                                        14155.00                    15294.40                    14320.70
                                                        14296.50                    15453.50                    14455.30
                                                        14263.60                    15417.90                    14435.00
                                                        14270.80                    15442.60                    14446.60
6/30/00                                                 14500.70                    15714.40                    14666.20
                                                        14585.20                    15833.80                    14758.60
                                                        14752.30                    16020.70                    14909.10
                                                        14904.10                    16166.50                    15032.90
                                                        14853.90                    16240.80                    15059.90
                                                        15088.10                    16461.70                    15213.60
                                                        15321.20                    16764.60                    15441.80
                                                        15557.10                    17039.50                    15667.20
                                                        15722.40                    17201.40                    15783.10
                                                        15806.60                    17333.90                    15879.40
                                                        15696.80                    17288.80                    15869.90
                                                        15789.60                    17385.60                    15955.60
6/30/01                                                 15878.00                    17450.00                    16007.00
                                                        16213.00                    17813.00                    16275.90
                                                        16337.90                    17991.10                    16396.40
                                                        16475.10                    18253.80                    16563.60
                                                        16717.30                    18556.80                    16755.70
                                                        16600.30                    18371.20                    16615.00
                                                        16434.30                    18270.20                    16546.90
                                                        16475.40                    18365.20                    16608.10
                                                        16590.70                    18510.30                    16714.40
                                                        16345.10                    18228.90                    16535.50
                                                        16626.30                    18630.70                    16810.00
                                                        16772.60                    18917.70                    16939.50
6/30/02                                                 16943.70                    19178.90                    17005.90

                             GROWTH OF A $10,000 INVESTMENT                  AVERAGE ANNUAL TOTAL RETURNS
                    -------------------------------------------------        ----------------------------
                                      LEHMAN INT.        LIPPER SHORT           ONE                  FIVE
CLASS AND           WITH   WITHOUT   GOV'T/CREDIT   INVST. GRADE DEBT          YEAR     ONE YEAR    YEARS
INCEPTION DATE      LOAD      LOAD    BOND INDEX#        FUNDS AVG.**        W/LOAD   W/OUT LOAD   W/LOAD
---------------------------------------------------------------------------------------------------------
CLASS
 K -- 11/20/92       N/A   $16,944   $    19,179    $          17,006           N/A        6.72%      N/A

                       AVERAGE ANNUAL TOTAL RETURNS
                    ---------------------------------------
                                     SINCE        SINCE
CLASS AND           FIVE YEARS   INCEPTION    INCEPTION
INCEPTION DATE      W/OUT LOAD      W/LOAD   W/OUT LOAD
------------------  ---------------------------------------
CLASS
 K -- 11/20/92           6.09%         N/A        5.64%

--------------------------------------------------------------------------------

 # The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher. The Lehman Blended Index is a blended index made up of 50% Lehman Brothers Aggregate Bond Index and 50% Lehman Brothers Credit Index. The Lehman Brothers Credit Index is an unmanaged index made up of all public, fixed-rate, non-convertible, investment-grade, domestic, corporate debt, excluding collateralized mortgage obligations. Index since inception comparative returns for the Bond Fund are as of 11/30/92. The Lehman Brothers Intermediate Government/Credit Index is a weighted composite of (i) the Lehman Brothers Intermediate Government Bond Index, which is made up of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. government with a maturity between one and ten years, and (ii) the Lehman Brothers Intermediate Credit Index, which is made up of all public, fixed-rate, non-convertible, investment-grade, domestic, corporate debt, excluding collateralized mortgage obligations, with a maturity between one and ten years. Index since inception comparative returns for the Intermediate Bond Fund are as of 11/30/92.

 ** The Lipper Corp Debt A Rated Funds Average and the Lipper Short Investment
    Grade Debt Funds Average represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Bond Fund and Intermediate Bond Fund are as of 11/30/92.

 xxviii

--------------------------------------------------------------------------------

INTERNATIONAL BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                              SALOMON BROS NON-US$        LIPPER INTERNATIONAL
                                                         CLASS K             WORLD GOV'T BOND INDEX#     INCOME FUNDS AVERAGE**
                                                         -------             -----------------------     ----------------------
3/25/97                                                    10000                       10000                       10000
                                                         10062.9                        9884                        9909
                                                         9895.15                     9683.35                     9826.76
                                                         10167.7                     10039.7                     10034.1
6/30/97                                                  10303.9                     10163.2                     10151.5
                                                         10104.7                     9897.93                     10040.9
                                                         10104.7                     9942.47                     10051.9
                                                         10349.3                     10184.1                     10308.2
                                                         10506.6                     10412.2                     10379.3
                                                         10233.4                     10145.6                     10272.4
                                                         10112.6                     10043.2                     10245.7
                                                         10166.2                     10111.5                       10301
                                                           10337                       10254                     10428.8
                                                         10187.2                     10084.9                     10380.8
                                                         10379.7                     10306.7                     10535.5
                                                         10411.9                     10290.2                     10563.9
6/30/98                                                    10387                     10253.2                     10529.1
                                                         10429.4                     10265.5                     10604.9
                                                         10697.4                     10546.8                     10620.8
                                                         11368.2                     11238.6                     11129.5
                                                         11842.2                     11745.5                     11313.2
                                                         11573.4                     11505.9                     11309.8
                                                         11867.4                     11830.4                     11513.3
                                                         11713.1                     11644.6                     11501.8
                                                         11304.3                     11235.9                     11155.6
                                                           11293                     11257.2                     11173.5
                                                           11293                     11240.4                     11218.2
                                                         11071.6                     11013.3                       11014
6/30/99                                                  10793.8                     10751.2                     10811.3
                                                         11114.3                     11128.5                     10985.4
                                                         11158.8                     11199.8                     10939.3
                                                         11287.1                     11408.1                     11048.7
                                                         11309.7                     11395.5                     11029.9
                                                           11183                     11239.4                       10892
                                                         11190.8                     11228.2                     10913.8
                                                           10760                     10890.2                     10647.5
                                                         10620.1                     10720.3                     10620.9
                                                         10992.9                     11097.7                     10854.5
                                                         10505.9                     10612.7                     10514.8
                                                         10634.1                       10721                     10608.4
6/30/00                                                  10819.8                     11009.3                     10820.5
                                                         10575.2                     10713.1                     10674.4
                                                         10400.5                     10543.9                     10545.3
                                                           10354                     10511.2                     10530.5
                                                         10144.3                     10289.4                     10365.2
                                                         10342.3                     10491.1                     10578.7
                                                         10761.6                     10931.7                     11027.2
                                                         10738.3                     10882.5                     11082.4
                                                         10703.4                     10830.3                     11053.5
                                                         10249.1                     10394.9                     10820.3
                                                         10249.1                     10390.7                     10783.5
                                                         10109.4                     10335.7                     10714.5
6/30/01                                                    10028                       10189                       10685
                                                         10295.8                     10447.8                     10906.2
                                                         10738.5                     10930.5                     11243.2
                                                         10771.8                     10979.7                     11227.4
                                                         10783.6                     10997.2                       11370
                                                         10667.1                     10880.7                     11317.7
                                                         10369.5                     10543.4                     11108.4
                                                         10085.4                     10260.8                     10961.7
                                                         10132.8                     10299.8                     11013.2
                                                         10132.8                     10346.1                     10990.1
                                                         10522.9                     10754.8                       11277
                                                         10889.1                     11136.6                     11532.9
6/30/02                                                  11492.4                     11792.6                     11957.4

                       GROWTH OF A $10,000 INVESTMENT                       AVERAGE ANNUAL TOTAL RETURNS
               ----------------------------------------------             ---------------------------------
                                SALOMON BROS.          LIPPER                 ONE      ONE             FIVE
                                NON-US$ WORLD   INTERNATIONAL                YEAR     YEAR     FIVE   YEARS
CLASS AND      WITH   WITHOUT      GOV'T BOND    INCOME FUNDS             AVERAGE    W/OUT    YEARS   W/OUT
INCEPTION DATE LOAD      LOAD          INDEX#          AVG.**              W/LOAD     LOAD   W/LOAD    LOAD
-----------------------------------------------------------------------------------------------------------
CLASS
  K -- 3/25/97 N/A    $11,492   $      11,793   $     11,957                  N/A   14.60%      N/A   2.21%

                 AVERAGE ANNUAL TOTAL RETURNS
                ------------------------------
                                SINCE
                    SINCE   INCEPTION
CLASS AND       INCEPTION       W/OUT
INCEPTION DATE     W/LOAD        LOAD
--------------  ------------------------------
CLASS
  K -- 3/25/97        N/A       2.67%

U.S. GOVERNMENT INCOME FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                         LIPPER U.S. GOV'T DEBT
                                                         CLASS K             LEHMAN GOVT BOND INDEX#         FUNDS AVERAGE**
                                                         -------             -----------------------     ----------------------
7/5/94                                                  10000.00                    10000.00                    10000.00
                                                        10130.00                    10184.00                    10168.00
                                                        10126.00                    10186.00                    10165.00
                                                         9974.00                    10042.40                    10005.00
                                                         9951.00                    10035.40                     9977.00
                                                         9927.00                    10017.30                     9957.00
                                                         9989.00                    10078.40                    10030.00
                                                        10146.00                    10265.90                    10210.00
                                                        10368.00                    10486.60                    10440.00
                                                        10431.00                    10552.70                    10492.00
                                                        10555.00                    10690.90                    10621.00
                                                        10966.00                    11121.80                    11028.00
6/30/95                                                 11047.00                    11207.40                    11095.00
                                                        11005.00                    11165.90                    11041.00
                                                        11135.00                    11296.60                    11178.00
                                                        11241.00                    11405.00                    11292.00
                                                        11391.00                    11578.40                    11453.00
                                                        11566.00                    11759.00                    11624.00
                                                        11707.00                    11926.00                    11795.00
                                                        11748.00                    11998.70                    11848.00
                                                        11541.00                    11753.90                    11582.00
                                                        11469.00                    11656.40                    11475.00
                                                        11392.00                    11581.80                    11385.00
                                                        11383.00                    11562.10                    11344.00
6/30/96                                                 11525.00                    11711.20                    11477.00
                                                        11551.00                    11740.50                    11496.00
                                                        11542.00                    11714.70                    11455.00
                                                        11729.00                    11909.20                    11650.00
                                                        12001.00                    12171.20                    11909.00
                                                        12167.00                    12382.90                    12128.00
                                                        12044.00                    12256.60                    11987.00
                                                        12058.00                    12270.10                    12001.00
                                                        12105.00                    12287.30                    12015.00
                                                        11973.00                    12157.00                    11860.00
                                                        12155.00                    12332.10                    12038.00
                                                        12253.00                    12438.20                    12138.00
6/30/97                                                 12388.00                    12577.50                    12281.00
                                                        12719.60                    12934.70                    12622.40
                                                        12595.00                    12806.60                    12487.40
                                                        12780.10                    12998.70                    12674.70
                                                        12969.30                    13223.60                    12871.10
                                                        12970.60                    13291.00                    12923.90
                                                        13095.10                    13430.60                    13057.00
                                                        13256.10                    13632.00                    13224.10
                                                        13232.30                    13595.20                    13192.40
                                                        13299.80                    13633.30                    13225.40
                                                        13329.00                    13694.70                    13278.30
                                                        13485.00                    13835.70                    13408.40
6/30/98                                                 13590.20                    13993.40                    13530.40
                                                        13573.70                    14014.40                    13544.00
                                                        13850.60                    14378.80                    13831.10
                                                        14097.20                    14767.00                    14147.80
                                                        13939.30                    14716.80                    14036.10
                                                        13986.70                    14721.20                    14066.90
                                                        14042.60                    14753.60                    14103.50
                                                        14104.40                    14839.20                    14174.00
                                                        13905.50                    14486.00                    13855.10
                                                        14032.10                    14542.50                    13917.50
                                                        14044.70                    14576.00                    13950.90
                                                        13940.80                    14447.70                    13807.20
6/30/99                                                 13878.00                    14418.80                    13725.70
                                                        13871.10                    14397.20                    13655.70
                                                        13769.90                    14397.20                    13620.20
                                                        13918.60                    14513.80                    13771.40
                                                        13977.00                    14537.00                    13794.80
                                                        13970.00                    14516.70                    13771.40
                                                        13884.80                    14422.30                    13679.10
                                                        13832.10                    14442.50                    13633.90
                                                        13941.30                    14647.60                    13805.70
                                                        14197.90                    14905.40                    14018.30
                                                        14102.70                    14863.60                    13969.30
                                                        14088.60                    14872.60                    13949.70
6/30/00                                                 14395.10                    15137.30                    14213.40
                                                        14437.40                    15284.10                    14322.80
                                                        14630.20                    15510.30                    14537.70
                                                        14778.90                    15553.80                    14597.30
                                                        14851.30                    15703.10                    14709.70
                                                        15210.10                    16012.40                    14983.30
                                                        15475.60                    16331.10                    15266.50
                                                        15619.40                    16496.00                    15419.10
                                                        15807.20                    16684.10                    15571.80
                                                        15874.90                    16742.50                    15609.20
                                                        15760.00                    16571.70                    15464.00
                                                        15850.80                    16626.40                    15518.10
6/30/01                                                 15942.00                    16703.00                    15566.00
                                                        16319.80                    17103.90                    15929.20
                                                        16463.40                    17316.00                    16107.60
                                                        16718.60                    17617.30                    16342.80
                                                        17017.90                    18071.80                    16726.90
                                                        16684.30                    17667.00                    16375.60
                                                        16634.30                    17513.30                    16218.40
                                                        16719.10                    17627.10                    16348.10
                                                        16966.60                    17789.30                    16513.20
                                                        16671.30                    17403.20                    16181.30
                                                        17059.80                    17817.50                    16532.50
                                                        17211.60                    17924.30                    16630.00
6/30/02                                                 17414.70                    18175.30                    16812.90

                       GROWTH OF A $10,000 INVESTMENT                      AVERAGE ANNUAL TOTAL RETURNS
               ----------------------------------------------             -------------------------------
                                                                                     ONE             FIVE
                                     LEHMAN            LIPPER                ONE    YEAR     FIVE    YEAR
CLASS AND      WITH   WITHOUT    GOVERNMENT   U.S. GOV'T DEBT               YEAR   W/OUT     YEAR   W/OUT
INCEPTION DATE LOAD      LOAD   BOND INDEX#      FUNDS AVG.**             W/LOAD    LOAD   W/LOAD    LOAD
---------------------------------------------------------------------------------------------------------
CLASS
  K -- 7/5/94   N/A   $17,415   $    18,175   $        16,813                N/A   9.25%      N/A   7.05%

                 AVERAGE ANNUAL TOTAL RETURNS
                ------------------------------
                                SINCE
                    SINCE   INCEPTION
CLASS AND       INCEPTION       W/OUT
INCEPTION DATE     W/LOAD        LOAD
--------------  ------------------------------
CLASS
  K -- 7/5/94         N/A       7.19%

--------------------------------------------------------------------------------

 # The Salomon Bros. Non-U.S.$ World Government Bond Index is a market-weighted index that includes the government bond markets that are freely open to investors (excluding the United States) and have a total market capitalization of at least $20 billion, EUR 15 billion and Y2.5 trillion. Index since inception comparative returns for the International Bond Fund are as of 3/31/97. The Lehman Brothers Government Bond Index is an unmanaged index that is made up of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. government. Index since inception comparative returns for the U.S. Government Income Fund are as of 6/30/94.

 ** The Lipper International Income Funds Average and the Lipper U.S. Government
    Debt Funds Average represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the International Bond Fund are as of 3/31/97. Lipper since inception comparative returns for the U.S. Government Income Fund are as of 6/30/94.

--------------------------------------------------------------------------------

MICHIGAN TAX-FREE BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                                 LIPPER MICHIGAN
                                                      LEHMAN 20-YR.       LEHMAN 15-YR.      LEHMAN BLENDED      MUNI DEBT FUNDS
                                     CLASS K           MUNI INDEX#         MUNI INDEX#           INDEX#             AVERAGE**
                                     -------          -------------       -------------      --------------      ---------------
1/3/94                              10000.00            10000.00            10000.00            10000.00            10000.00
                                    10050.00            10125.80            10132.00            10127.00            10123.00
                                     9752.00             9824.74             9826.01             9832.30             9856.00
                                     9268.00             9306.80             9359.28             9378.71             9451.00
                                     9341.00             9383.06             9465.04             9474.06             9490.00
                                     9408.00             9494.17             9562.53             9569.12             9575.00
6/30/94                              9343.00             9399.00             9491.76             9499.90             9517.00
                                     9518.00             9615.00             9679.70             9688.32             9687.00
                                     9534.00             9641.00             9710.68             9720.29             9711.00
                                     9382.00             9448.00             9547.54             9557.31             9561.00
                                     9215.00             9199.00             9358.50             9363.61             9364.00
                                     9040.00             8984.00             9158.22             9164.79             9176.00
                                     9209.00             9266.00             9384.43             9391.16             9412.00
                                     9483.00             9628.00             9700.69             9700.13             9698.00
                                     9736.00             9978.00            10020.80            10015.70             9975.00
                                     9833.00            10092.00            10145.10            10140.20            10043.00
                                     9832.00            10090.00            10149.10            10145.00            10040.00
                                    10130.00            10471.00            10501.30            10497.00            10343.00
6/30/95                             10013.00            10310.00            10381.60            10381.50            10201.00
                                    10068.00            10363.00            10481.20            10483.60            10265.00
                                    10199.00            10506.00            10640.60            10632.10            10384.00
                                    10295.00            10589.00            10736.30            10714.70            10447.00
                                    10445.00            10814.00            10892.00            10883.70            10626.00
                                    10630.00            11054.00            11085.90            11077.00            10827.00
                                    10742.00            11209.00            11201.20            11189.60            10948.00
                                    10809.00            11266.00            11304.20            11280.70            11004.00
                                    10676.00            11138.00            11231.90            11198.30            10912.00
                                    10474.00            10960.00            11066.80            11037.40            10739.00
                                    10416.00            10917.00            11018.10            10993.60            10695.00
                                    10393.00            10930.00            11008.20            10984.50            10696.00
6/30/96                             10527.00            11084.00            11133.70            11112.60            10804.00
                                    10651.00            11193.00            11251.70            11223.80            10904.00
                                    10627.00            11176.00            11249.40            11217.00            10904.00
                                    10808.00            11402.00            11395.70            11379.70            11052.00
                                    10919.00            11538.00            11547.20            11523.40            11159.00
                                    11141.00            11779.00            11787.40            11761.20            11349.00
                                    11067.00            11709.00            11722.60            11698.80            11301.00
                                    11072.00            11697.00            11764.80            11724.20            11296.00
                                    11170.00            11822.00            11886.00            11843.00            11395.00
                                    10988.00            11636.00            11718.40            11672.50            11251.00
                                    11077.00            11765.00            11834.40            11783.00            11341.00
                                    11246.00            11977.00            12023.70            11972.30            11498.00
6/30/97                             11370.00            12127.00            12169.20            12114.80            11610.00
                                    11754.30            12534.50            12561.10            12494.00            11936.20
                                    11582.70            12380.30            12419.10            12355.30            11801.40
                                    11732.10            12551.10            12576.90            12516.70            11934.70
                                    11821.30            12642.80            12659.90            12596.80            12005.10
                                    11893.40            12745.20            12743.40            12677.80            12073.60
                                    12130.10            12977.10            12961.30            12893.80            12263.10
                                    12241.70            13122.50            13120.70            13042.50            12367.40
                                    12211.00            13113.30            13116.80            13037.70            12366.10
                                    12206.20            13131.60            13127.30            13044.20            12372.30
                                    12128.00            13064.70            13065.60            12977.70            12300.50
                                    12353.60            13301.10            13298.20            13206.50            12494.90
6/30/98                             12395.60            13361.00            13356.70            13262.00            12538.60
                                    12417.20            13389.10            13382.10            13286.80            12558.70
                                    12642.00            13620.70            13616.20            13518.00            12747.10
                                    12830.40            13812.70            13815.00            13714.40            12900.00
                                    12749.50            13768.50            13797.10            13695.70            12852.30
                                    12799.30            13831.90            13848.10            13747.30            12896.00
                                    12800.50            13862.30            13900.80            13789.00            12901.10
                                    12984.90            14010.60            14113.40            13978.80            13041.80
                                    12879.70            13951.80            13999.10            13879.50            12966.10
                                    12873.20            14000.60            14018.70            13899.90            12968.70
                                    12902.90            14038.40            14067.80            13941.10            12996.00
                                    12760.90            13933.10            13958.00            13837.50            12898.50
6/30/99                             12517.20            13707.40            13722.20            13599.00            12699.90
                                    12548.50            13723.90            13771.60            13651.20            12725.20
                                    12405.40            13502.90            13646.20            13519.70            12575.10
                                    12394.30            13459.70            13643.50            13519.70            12544.90
                                    12241.80            13181.10            13455.20            13332.70            12391.90
                                    12388.70            13377.50            13667.80            13517.50            12497.20
                                    12262.40            13214.30            13553.00            13401.30            12376.00
                                    12202.30            13121.80            13482.50            13328.50            12284.40
                                    12336.50            13372.40            13682.10            13514.20            12439.20
                                    12654.80            13804.30            14051.50            13868.70            12707.90
                                    12558.60            13673.20            13958.80            13771.20            12620.20
                                    12444.30            13565.20            13842.90            13669.70            12538.10
6/30/00                             12828.00            14011.50            14269.30            14083.90            12865.40
                                    13034.70            14252.50            14459.00            14291.90            13042.90
                                    13256.20            14526.20            14702.00            14537.20            13236.00
                                    13136.00            14408.50            14615.20            14447.10            13152.60
                                    13304.70            14607.30            14809.60            14626.70            13286.80
                                    13679.00            14765.10            14928.10            14744.70            13375.80
                                    13780.10            15227.20            15335.60            15148.20            13710.20
                                    13912.40            15304.90            15449.10            15276.50            13814.40
                                    13938.20            15360.00            15498.50            15319.80            13872.40
                                    13743.30            15519.70            15636.50            15461.70            13965.30
                                    13848.80            15293.10            15433.20            15256.10            13800.50
                                    14004.50            15481.20            15596.80            15428.00            13944.10
6/30/01                             14079.00            15611.00            15710.60            15539.00            14047.00
                                    14298.60            15887.30            15955.70            15783.00            14253.50
                                    14523.10            16174.90            16260.50            16068.60            14474.40
                                    14479.50            16047.10            16175.90            15991.50            14423.80
                                    14656.20            16260.50            16386.20            16197.80            14582.40
                                    14445.10            16146.70            16224.00            16037.40            14442.40
                                    14266.00            15965.90            16050.40            15864.20            14302.30
                                    14541.40            16251.60            16337.70            16153.00            14524.00
                                    14726.00            16448.30            16573.00            16372.60            14683.80
                                    14380.00            16132.50            16261.40            16053.40            14403.30
                                    14732.30            16429.30            16606.10            16388.90            14665.50
                                    14798.60            16534.50            16714.10            16485.60            14737.30
6/30/02                             14989.50            16698.20            16916.30            16675.20            14877.30

                                   GROWTH OF A $10,000 INVESTMENT
                     -----------------------------------------------------------
                                       LEHMAN    LEHMAN
                                      20-YEAR   15-YEAR    LEHMAN      LIPPER MI
CLASS AND            WITH   WITHOUT      MUNI      MUNI   BLENDED      MUNI DEBT
INCEPTION DATE       LOAD      LOAD    INDEX#    INDEX#    INDEX#   FUNDS AVG.**
--------------------------------------------------------------------------------
CLASS K -- 1/3/94     N/A   $14,989   $16,698   $16,916   $16,675   $     14,877

                                                     AVERAGE ANNUAL TOTAL RETURNS
                              ---------------------------------------------------------------------------

                                 ONE          ONE     FIVE         FIVE       SINCE        SINCE
CLASS AND                       YEAR         YEAR     YEAR         YEAR   INCEPTION    INCEPTION
INCEPTION DATE                W/LOAD   W/OUT LOAD   W/LOAD   W/OUT LOAD      W/LOAD   W/OUT LOAD
-------------------  ---------------------------------------------------------------------------
CLASS K -- 1/3/94                N/A        6.47%      N/A        5.68%         N/A        4.88%

TAX-FREE BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                      LEHMAN 20-YR.       LEHMAN 15-YR.      LEHMAN BLENDED     LIPPER MUNI DEBT
                                     CLASS K           MUNI INDEX#         MUNI INDEX#           INDEX#          FUNDS AVERAGE**
                                     -------          -------------       -------------      --------------     ----------------
7/5/94                              10000.00            10000.00            10000.00            10000.00            10000.00
                                    10130.00            10229.00            10198.00            10198.30            10177.00
                                    10168.00            10257.00            10230.60            10232.00            10202.00
                                    10048.00            10052.00            10058.80            10060.40            10032.00
                                     9946.00             9787.00             9859.60             9856.53             9838.00
                                     9778.00             9558.00             9648.60             9647.25             9630.00
                                     9965.00             9858.00             9886.92             9885.53             9868.00
                                    10201.00            10244.00            10220.10            10210.80            10164.00
                                    10464.00            10615.00            10557.40            10543.00            10466.00
                                    10577.00            10737.00            10688.30            10674.00            10561.00
                                    10583.00            10735.00            10692.60            10679.00            10561.00
                                    10903.00            11140.00            11063.60            11049.60            10892.00
6/30/95                             10787.00            10969.00            10937.50            10928.00            10769.00
                                    10871.00            11026.00            11042.50            11035.50            10839.00
                                    10997.00            11177.00            11210.30            11191.80            10957.00
                                    11057.00            11266.00            11311.20            11278.80            11022.00
                                    11203.00            11506.00            11475.20            11456.60            11192.00
                                    11425.00            11760.00            11679.50            11660.10            11409.00
                                    11548.00            11925.00            11800.90            11778.70            11539.00
                                    11611.00            11986.00            11909.50            11874.50            11596.00
                                    11513.00            11850.00            11833.30            11787.80            11506.00
                                    11318.00            11660.00            11659.30            11618.50            11324.00
                                    11230.00            11614.00            11608.00            11572.40            11274.00
                                    11219.00            11629.00            11597.60            11562.70            11282.00
6/30/96                             11339.00            11793.00            11729.80            11697.60            11386.00
                                    11437.00            11909.00            11854.10            11814.60            11484.00
                                    11413.00            11890.00            11851.80            11807.50            11478.00
                                    11544.00            12131.00            12005.80            11978.70            11643.00
                                    11664.00            12276.00            12165.50            12130.00            11770.00
                                    11886.00            12531.00            12418.60            12380.30            11977.00
                                    11794.00            12457.00            12350.30            12314.70            11927.00
                                    11804.00            12444.00            12394.70            12341.40            11928.00
                                    11917.00            12578.00            12522.40            12466.50            12033.00
                                    11700.00            12380.00            12345.80            12286.90            11880.00
                                    11803.00            12517.00            12468.00            12403.30            11975.00
                                    12009.00            12742.00            12667.50            12602.50            12147.00
6/30/97                             12147.00            12902.00            12820.80            12752.50            12286.00
                                    12574.60            13335.50            13233.60            13151.70            12654.60
                                    12377.10            13171.50            13084.10            13005.70            12505.30
                                    12551.70            13353.20            13250.30            13175.60            12659.10
                                    12633.30            13450.70            13337.70            13259.90            12737.60
                                    12700.20            13559.70            13425.80            13345.20            12810.20
                                    12955.50            13806.50            13655.30            13572.60            13013.80
                                    13095.40            13961.10            13823.30            13729.10            13136.20
                                    13032.50            13951.30            13819.10            13724.00            13128.30
                                    13007.80            13970.90            13830.20            13730.90            13130.90
                                    12873.80            13899.60            13765.20            13660.90            13049.50
                                    13151.90            14151.20            14010.20            13901.80            13260.90
6/30/98                             13172.90            14214.90            14071.90            13960.20            13304.70
                                    13185.00            14244.70            14098.60            13986.20            13323.30
                                    13436.90            14491.10            14345.30            14229.60            13529.80
                                    13641.10            14695.50            14554.80            14436.40            13690.80
                                    13577.00            14648.50            14535.90            14416.60            13638.80
                                    13605.50            14715.80            14589.60            14470.90            13681.10
                                    13630.00            14748.20            14645.10            14514.80            13704.30
                                    13845.30            14906.00            14869.10            14714.70            13857.80
                                    13688.90            14843.40            14748.70            14610.20            13769.10
                                    13673.80            14895.40            14769.40            14631.60            13770.50
                                    13706.60            14935.60            14821.00            14675.00            13802.20
                                    13550.40            14823.60            14705.40            14566.00            13693.10
6/30/99                             13278.00            14583.40            14456.90            14314.90            13454.90
                                    13312.50            14600.90            14509.00            14369.80            13475.10
                                    13194.60            14365.90            14376.90            14231.40            13306.60
                                    13185.40            14319.90            14374.00            14231.40            13270.70
                                    13032.40            14023.50            14175.70            14034.50            13067.60
                                    13183.60            14232.40            14399.70            14229.10            13197.00
                                    13083.40            14058.80            14278.70            14106.80            13063.70
                                    13010.10            13960.40            14204.50            14030.10            12957.90
                                    13163.60            14227.00            14414.70            14225.60            13130.30
                                    13479.60            14686.50            14803.90            14598.80            13428.30
                                    13383.90            14547.00            14706.20            14496.10            13335.70
                                    13254.00            14432.10            14584.10            14389.30            13235.60
6/30/00                             13641.00            14906.90            15033.30            14825.30            13575.80
                                    13841.30            15163.30            15233.20            15044.20            13760.40
                                    14057.60            15454.40            15489.20            15302.50            13972.30
                                    13937.70            15329.30            15397.80            15207.60            13884.30
                                    14114.10            15540.80            15602.60            15396.70            14021.80
                                    14218.20            15708.60            15727.40            15520.90            14105.90
                                    14619.40            16200.30            16156.80            15945.70            14467.00
                                    14800.80            16282.90            16276.30            16080.70            14565.40
                                    14816.00            16341.60            16328.40            16126.20            14623.70
                                    14944.70            16511.50            16473.70            16275.70            14746.50
                                    14688.10            16270.40            16259.60            16059.20            14540.00
                                    14837.30            16470.60            16431.90            16240.20            14700.00
6/30/01                             14931.00            16609.00            16551.90            16358.00            14816.00
                                    15150.50            16903.00            16810.10            16614.80            15045.70
                                    15399.00            17208.90            17131.20            16915.60            15313.50
                                    15355.80            17073.00            17042.10            16834.30            15198.60
                                    15553.90            17300.00            17263.60            17051.50            15362.80
                                    15323.70            17178.90            17092.70            16882.70            15198.40
                                    15138.30            16986.50            16909.80            16700.40            15034.20
                                    15410.80            17290.60            17212.50            17004.30            15265.80
                                    15618.80            17499.80            17460.30            17235.60            15453.50
                                    15248.70            17163.80            17132.10            16899.50            15152.20
                                    15613.10            17479.60            17495.30            17252.70            15424.90
                                    15697.40            17591.50            17609.00            17354.50            15512.80
6/30/02                             15881.10            17765.70            17822.10            17554.10            15668.00

                                   GROWTH OF A $10,000 INVESTMENT
                     -----------------------------------------------------------
                                       LEHMAN    LEHMAN
                                      20-YEAR   15-YEAR    LEHMAN         LIPPER
CLASS AND            WITH   WITHOUT      MUNI      MUNI   BLENDED      MUNI DEBT
INCEPTION DATE       LOAD      LOAD    INDEX#    INDEX#    INDEX#   FUNDS AVG.**
--------------------------------------------------------------------------------
CLASS K -- 7/5/94     N/A   $15,881   $17,766   $17,822   $17,554   $     15,668

                                                     AVERAGE ANNUAL TOTAL RETURNS
                              ---------------------------------------------------------------------------

                                 ONE          ONE     FIVE         FIVE       SINCE        SINCE
CLASS AND                       YEAR         YEAR     YEAR         YEAR   INCEPTION    INCEPTION
INCEPTION DATE                W/LOAD   W/OUT LOAD   W/LOAD   W/OUT LOAD      W/LOAD   W/OUT LOAD
-------------------  ---------------------------------------------------------------------------
CLASS K -- 7/5/94                N/A        6.38%      N/A        5.51%         N/A        5.96%

--------------------------------------------------------------------------------

 # The Lehman Brothers 20-Year Municipal Bond Index measures the performance of the investment-grade, tax-exempt bond market with maturities ranging from 17-22 years. The Lehman Brothers 15-Year Municipal Bond Index measures the performance of the investment-grade, tax-exempt bond market with maturities ranging from 12-17 years. The Lehman Blended Index is a blended index made up of 1/3 Lehman Brothers 20-Year Municipal Bond Index, 1/3 Lehman Brothers 15-Year Municipal Bond Index and 1/3 Lehman Brothers 10-Year Municipal Bond Index. The Lehman Brothers 10-Year Municipal Bond Index measures the performance of the investment-grade, tax-exempt bond market with maturities ranging from 8-12 years. The Funds have changed their primary index from the Lehman Brothers 20-Year Municipal Bond Index to the Lehman Brothers 15-Year Municipal Bond Index, which better reflects the market in which the Funds invest. Index since inception comparative returns for the Michigan Tax-Free Bond Fund are as of 12/31/93. Index since inception comparative returns for the Tax-Free Bond Fund are as of 6/30/94.

 ** The Lipper Michigan Municipal Debt Funds Average and the Lipper Municipal
    Debt Funds Average represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Michigan Tax-Free Bond Fund are as of 12/31/93. Lipper since inception comparative returns for the Tax-Free Bond Fund are as of 6/30/94.

--------------------------------------------------------------------------------

TAX-FREE SHORT-INTERMEDIATE BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                          LEHMAN MUTUAL FUND INT.-
                                                                           SHORT MUNI/ 5-YEAR G.O.    LIPPER SHORT-INT. MUNI DEBT
                                                       CLASS K                     INDEX#                   FUNDS AVERAGE**
                                                       -------            ------------------------    ---------------------------
6/30/92                                               10000.00                    10000.00                      10000.00
                                                      10196.50                    10262.10                      10309.40
                                                      10149.70                    10185.00                      10191.80
                                                      10208.70                    10249.20                      10252.00
                                                      10186.40                    10216.50                      10141.40
                                                      10333.90                    10340.10                      10334.60
                                                      10395.80                    10412.50                      10429.80
                                                      10493.00                    10524.90                      10556.50
                                                      10736.90                    10799.60                      10902.90
                                                      10631.80                    10677.50                      10766.40
                                                      10677.90                    10745.90                      10861.60
                                                      10701.60                    10783.50                      10905.00
6/30/93                                               10818.20                    10929.10                      11066.70
                                                      10822.50                    10938.90                      11064.60
                                                      10957.80                    11106.20                      11278.10
                                                      11025.50                    11204.00                      11417.40
                                                      11040.60                    11229.80                      11439.80
                                                      11001.70                    11161.30                      11353.00
                                                      11129.10                    11341.00                      11557.40
                                                      11215.50                    11452.10                      11679.10
                                                      11017.60                    11240.30                      11411.10
                                                      10767.90                    10975.00                      11066.00
                                                      10854.90                    11055.10                      11117.80
                                                      10911.80                    11114.80                      11210.90
6/30/94                                               10863.60                    11100.40                      11175.20
                                                      10970.80                    11238.00                      11318.70
                                                      11018.30                    11288.50                      11361.40
                                                      10927.60                    11202.80                      11238.90
                                                      10826.90                    11114.20                      11105.20
                                                      10682.90                    10997.60                      10930.20
                                                      10839.10                    11127.40                      11103.10
                                                      11011.80                    11298.70                      11323.60
                                                      11244.20                    11511.10                      11577.70
                                                      11339.20                    11629.70                      11682.60
                                                      11365.10                    11663.40                      11710.00
                                                      11614.90                    11929.30                      11992.00
6/30/95                                               11620.60                    11926.90                      11952.80
                                                      11738.60                    12072.50                      12066.90
                                                      11835.10                    12198.00                      12188.00
                                                      11837.20                    12242.00                      12249.60
                                                      11907.70                    12332.50                      12374.90
                                                      12015.70                    12450.90                      12512.80
                                                      12066.10                    12513.10                      12600.30
                                                      12174.00                    12628.30                      12713.00
                                                      12133.00                    12599.20                      12673.80
                                                      12011.40                    12507.20                      12525.40
                                                      12004.20                    12497.30                      12498.80
                                                      11985.50                    12488.50                      12493.20
6/30/96                                               12049.50                    12575.90                      12568.80
                                                      12135.90                    12669.00                      12692.70
                                                      12128.70                    12679.10                      12715.80
                                                      12216.50                    12781.90                      12805.40
                                                      12305.00                    12900.70                      12936.20
                                                      12464.00                    13080.00                      13135.70
                                                      12430.90                    13055.10                      13104.20
                                                      12459.70                    13106.10                      12990.80
                                                      12549.60                    13199.10                      13230.20
                                                      12386.30                    13332.40                      13090.20
                                                      12428.00                    13399.10                      13156.00
                                                      12566.90                    13549.20                      13326.80
6/30/97                                               12656.90                    13657.50                      13455.60
                                                      12892.80                    13910.20                      13748.90
                                                      12811.60                    13839.30                      13636.20
                                                      12926.90                    13966.60                      13776.60
                                                      12979.90                    14039.30                      13840.00
                                                      13008.40                    14085.60                      13891.20
                                                      13129.40                    14223.60                      14064.90
                                                      13246.30                    14347.30                      14183.00
                                                      13250.20                    14368.90                      14188.60
                                                      13241.00                    14378.90                      14190.10
                                                      13165.50                    14325.70                      14114.90
                                                      13319.50                    14499.10                      14313.90
6/30/98                                               13391.30                    14595.00                      14354.00
                                                      13427.50                    14641.60                      14401.30
                                                      13584.60                    14826.10                      14533.80
                                                      13717.70                    14974.40                      14794.00
                                                      13739.60                    15019.30                      14773.30
                                                      13768.50                    15055.30                      14798.40
                                                      13793.20                    15096.00                      14856.10
                                                      13945.00                    15266.60                      14930.40
                                                      13904.60                    15233.00                      14779.60
                                                      13903.10                    15239.10                      14893.40
                                                      13935.10                    15281.70                      14938.10
                                                      13869.60                    15232.80                      14846.90
6/30/99                                               13639.20                    15072.90                      14754.70
                                                      13710.10                    15160.30                      14819.60
                                                      13697.80                    15154.30                      14800.30
                                                      13730.60                    15208.90                      14835.90
                                                      13695.00                    15176.90                      14804.70
                                                      13762.00                    15266.40                      14875.80
                                                      13722.10                    15229.80                      14846.00
                                                      13700.20                    15222.20                      14822.20
                                                      13741.30                    15281.50                      14875.60
                                                      13847.10                    15429.70                      14993.10
                                                      13816.60                    15405.10                      14970.60
                                                      13794.50                    15392.80                      14948.20
6/30/00                                               14005.50                    15659.00                      15156.00
                                                      14133.00                    15818.80                      15284.80
                                                      14261.50                    15981.70                      15410.10
                                                      14236.80                    15959.30                      15399.30
                                                      14323.60                    16072.60                      15485.60
                                                      14367.30                    16143.40                      15536.70
                                                      14595.10                    16392.00                      15754.20
                                                      14829.90                    16642.80                      15944.80
                                                      14856.10                    16681.00                      15987.90
                                                      14952.40                    16804.50                      16090.20
                                                      14880.20                    16715.40                      16022.60
                                                      14995.30                    16880.90                      16154.00
6/30/01                                               15057.60                    16961.90                      16228.30
                                                      15190.10                    17151.90                      16356.50
                                                      15354.20                    17381.70                      16529.90
                                                      15424.80                    17425.20                      16574.50
                                                      15529.70                    17554.10                      16672.30
                                                      15399.30                    17424.20                      16567.20
                                                      15330.00                    17333.60                      16510.90
                                                      15550.70                    17611.00                      16700.80
                                                      15679.80                    17806.50                      16837.80
                                                      15383.50                    17448.50                      16578.40
                                                      15683.40                    17839.40                      16853.70
                                                      15747.70                    17957.10                      16931.20
6/30/02                                               15911.50                    18152.90                      17078.50

                     GROWTH OF A $10,000 INVESTMENT                                     AVERAGE ANNUAL TOTAL RETURNS
           --------------------------------------------------             ---------------------------------------------------------
                                                    TEN YEARS
             TEN       TEN           TEN YEARS   LIPPER SHORT                        ONE             FIVE              TEN
           YEARS     YEARS       LEHMAN MUTUAL   INTERMEDIATE                ONE    YEAR     FIVE   YEARS      TEN   YEARS
            WITH   WITHOUT   FUND INTERMEDIATE      MUNI DEBT               YEAR   W/OUT    YEARS   W/OUT    YEARS   W/OUT
            LOAD      LOAD   SHORT MUNI INDEX#   FUNDS AVG.**             W/LOAD    LOAD   W/LOAD    LOAD   W/LOAD    LOAD
-----------------------------------------------------------------------------------------------------------------------------------
CLASS K      N/A   $15,912   $          18,153   $     17,078                N/A   5.70%      N/A   4.70%      N/A   4.76%

--------------------------------------------------------------------------------

 # The Lehman Brothers Mutual Fund Intermediate Short Municipal Index is an unmanaged index that covers multiple sectors of the municipal bond universe with maturities between one and ten years. Prior to July 31, 1993, the Fund is compared to the Lehman Brothers 5-Year General Obligation Index, a performance benchmark for the short-term, investment-grade, tax-exempt bond market.

 ** The Lipper Short-Intermediate Municipal Debt Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence for ten years.

                      [This Page Intentionally Left Blank]

 xxxii

Munder Balanced Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 58.8%
    AEROSPACE & DEFENSE -- 1.1%
     4,200    Aeroflex, Inc.+                    $     29,190
     4,900    General Dynamics Corporation            521,115
     4,300    Honeywell International, Inc.           151,489
     5,200    L-3 Communications Holdings,
                Inc.+                                 280,800
     3,000    Precision Castparts Corporation          99,000
     2,400    United Technologies Corporation         162,960
                                                 ------------
                                                    1,244,554
                                                 ------------
    AIR FREIGHT & LOGISTICS -- 0.1%
     2,550    Forward Air Corporation+                 83,589
                                                 ------------
    AUTO COMPONENTS -- 0.9%
     1,380    Aftermarket Technology
                Corporation+                           26,496
     4,500    American Axle Manufacturing
                Holdings, Inc.+                       133,830
    11,000    Cooper Tire & Rubber Company            226,050
     6,800    Lear Corporation+                       314,500
     5,200    Magna International, Inc., Class
                A                                     358,020
                                                 ------------
                                                    1,058,896
                                                 ------------
    BANKS -- 3.8%
    10,400    Bank of America Corporation             731,744
       800    BB&T Corporation                         30,880
     4,300    Commerce Bancorp, Inc.                  190,060
     8,100    FleetBoston Financial Corporation       262,035
     1,500    Golden West Financial Corporation       103,170
     2,825    Greater Bay Bancorp                      86,897
     4,100    GreenPoint Financial Corporation        201,310
     3,800    Investors Financial Services
                Corporation                           127,452
    12,800    KeyCorp                                 349,440
     3,600    Mellon Financial Corporation            113,148
     3,250    North Fork Bancorporation, Inc.         129,383
     5,050    PNC Financial Services Group            264,014
     2,000    Southwest Bancorporation of
                Texas, Inc.+                           72,440
    22,000    Sovereign Bancorp, Inc.                 328,900
       600    TCF Financial Corporation                29,460
    10,700    Washington Mutual, Inc.                 397,077
    13,100    Wells Fargo & Company                   655,786
     7,400    Zions Bancorporation                    385,540
                                                 ------------
                                                    4,458,736
                                                 ------------
    BEVERAGES -- 2.3%
    14,345    Anheuser-Busch Companies, Inc.          717,250
    34,100    Constellation Brands, Inc., Class
                A+                                  1,091,200
     2,800    Pepsi Bottling Group, Inc.               86,240
    15,157    PepsiCo, Inc.                           730,567
                                                 ------------
                                                    2,625,257
                                                 ------------
    BIOTECHNOLOGY -- 0.8%
     6,450    Amgen, Inc.+                            270,126
     2,600    Cell Genesys, Inc.+                      35,776

SHARES                                                  VALUE
-------------------------------------------------------------
    BIOTECHNOLOGY (CONTINUED)
     2,100    Cell Therapeutics, Inc.+           $     11,464
     2,375    Charles River Laboratories
                International, Inc.+                   83,244
    10,500    Enzon, Inc.+                            263,760
     5,150    MedImmune, Inc.+                        135,960
     2,600    Millennium Pharmaceuticals, Inc.+        31,590
     4,150    Serologicals Corporation+                75,903
                                                 ------------
                                                      907,823
                                                 ------------
    BUILDING PRODUCTS -- 0.1%
     3,250    Trex Company, Inc.+                     102,050
                                                 ------------
    CHEMICALS -- 1.6%
    11,900    Minerals Technologies, Inc.             586,908
     6,450    OM Group, Inc.                          399,900
     5,700    PPG Industries, Inc.                    352,830
     6,900    Praxair, Inc.                           393,093
     1,800    Sigma-Aldrich Corporation                90,270
                                                 ------------
                                                    1,823,001
                                                 ------------
    COMMERCIAL SERVICES & SUPPLIES -- 1.9%
     6,600    Apollo Group, Inc., Class A             260,172
     3,700    Automatic Data Processing, Inc.         161,135
    17,750    Concord EFS, Inc.+                      534,985
     2,850    Corinthian Colleges, Inc.+               96,586
     4,350    Corporate Executive Board
                Company+                              148,987
     9,800    Dun & Bradstreet Corporation+           323,890
     1,550    Education Management Corporation+        63,132
     2,325    FactSet Research Systems, Inc.           69,215
     5,100    MCSi, Inc.+                              57,834
     2,100    NDCHealth Corporation                    58,590
    14,300    Republic Services, Inc.+                272,701
     3,400    Right Management Consultants,
                Inc.+                                  89,417
     2,350    Weight Watchers International,
                Inc.+                                 102,084
                                                 ------------
                                                    2,238,728
                                                 ------------
    COMMUNICATION EQUIPMENT -- 1.2%
     4,700    ADC Telecommunications, Inc.+            10,763
     3,500    Anaren Microwave, Inc.+                  30,240
    13,100    Brocade Communications Systems,
                Inc.+                                 228,988
     5,600    Centillium Communications, Inc.+         48,832
    36,950    Cisco Systems, Inc.+                    515,453
     7,600    Comverse Technology, Inc.+               70,376
     4,200    Polycom, Inc.+                           50,358
     4,625    QUALCOMM, Inc.+                         127,141
     5,600    SpectraLink Corporation+                 59,584
    12,600    UTStarcom, Inc.+                        254,142
                                                 ------------
                                                    1,395,877
                                                 ------------

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    COMPUTERS & PERIPHERALS -- 1.0%
     8,225    EMC Corporation+                   $     62,099
    16,498    Hewlett-Packard Company                 252,089
     9,400    International Business Machines
                Corporation                           676,800
     2,900    Lexmark International Group,
                Inc., Class A+                        157,760
                                                 ------------
                                                    1,148,748
                                                 ------------
    CONSTRUCTION & ENGINEERING -- 0.2%
     5,600    Jacobs Engineering Group, Inc.+         194,768
                                                 ------------
    CONTAINERS & PACKAGING -- 0.0%#
     2,648    America Bank Note Holographic,
                Inc.+                                   3,681
                                                 ------------
    DIVERSIFIED FINANCIALS -- 5.4%
     1,200    Affiliated Managers Group, Inc.+         73,800
    10,000    Ambac Financial Group, Inc.             672,000
     3,100    AmeriCredit Corporation+                 86,955
     5,050    Capital One Financial Corporation       308,302
    29,393    Citigroup, Inc.                       1,138,979
     4,600    Countrywide Credit Industries,
                Inc.                                  221,950
     2,100    Federal Agricultural Mortgage
                Corporation, Class C+                  56,070
    18,575    Financial Federal Corporation+          614,832
    22,060    Freddie Mac                           1,350,072
     4,200    Goldman Sachs Group, Inc.               308,070
     2,000    Household International, Inc.            99,400
     8,550    J. P. Morgan Chase & Company            290,016
     8,280    Lehman Brothers Holdings, Inc.          517,666
    13,400    MCG Capital Corporation                 223,914
    36,700    Metris Companies, Inc.                  304,977
     1,100    New Century Financial Corporation        38,467
                                                 ------------
                                                    6,305,470
                                                 ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.5%
     5,200    ALLTEL Corporation                      244,400
    11,400    BellSouth Corporation                   359,100
    24,600    SBC Communications                      750,300
     8,400    Verizon Communications, Inc.            337,260
                                                 ------------
                                                    1,691,060
                                                 ------------
    ELECTRIC UTILITIES -- 0.2%
     3,400    Allegheny Energy, Inc.                   87,550
     4,900    DPL, Inc.                               129,605
                                                 ------------
                                                      217,155
                                                 ------------
    ELECTRICAL EQUIPMENT -- 0.3%
     8,700    Cooper Industries, Ltd., Class A        341,910
                                                 ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
     2,319    Avnet, Inc.                              50,995
     2,950    DSP Group, Inc.+                         57,820
     3,500    Franklin Electric Co., Inc.             164,745

SHARES                                                  VALUE
-------------------------------------------------------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
     3,200    OSI Systems, Inc.+                 $     63,456
     1,525    ScanSource, Inc.+                        93,650
     2,300    Varian, Inc.+                            75,785
     4,900    Waters Corporation+                     130,830
                                                 ------------
                                                      637,281
                                                 ------------
    ENERGY EQUIPMENT & SERVICES -- 1.0%
     4,300    BJ Services Company+                    145,684
     6,100    ENSCO International, Inc.               166,286
     2,100    FMC Technologies, Inc.+                  43,596
     5,225    Key Energy Group, Inc.+                  54,863
    16,050    Noble Corporation+                      619,530
     5,100    Patterson-UTI Energy, Inc.+             143,973
     2,600    Willbros Group, Inc.+                    44,200
                                                 ------------
                                                    1,218,132
                                                 ------------
    FOOD & DRUG RETAILING -- 0.7%
     3,300    Performance Food Group Company+         111,738
     5,600    Safeway, Inc.+                          163,464
    13,895    SYSCO Corporation                       378,222
     4,100    United Natural Foods, Inc.+              80,770
     2,600    Whole Foods Market, Inc.+               125,372
                                                 ------------
                                                      859,566
                                                 ------------
    FOOD PRODUCTS -- 1.0%
    39,000    McCormick & Company, Inc.             1,004,250
     7,300    Smithfield Foods, Inc.+                 135,415
                                                 ------------
                                                    1,139,665
                                                 ------------
    GAS UTILITIES -- 0.4%
    15,000    El Paso Corporation                     309,150
     3,500    Kinder Morgan, Inc.                     133,070
                                                 ------------
                                                      442,220
                                                 ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 0.6%
     7,820    Baxter International, Inc.              347,599
     9,250    Biomet, Inc.                            250,860
     2,300    Orthofix International N.V.+             80,845
     2,100    Therasense, Inc.+                        38,787
                                                 ------------
                                                      718,091
                                                 ------------
    HEALTH CARE PROVIDERS & SERVICES -- 4.0%
     9,800    AdvancePCS+                             234,612
       150    AMN Healthcare Services, Inc.+            5,252
     6,185    Cardinal Health, Inc.                   379,821
     8,150    Community Health Care+                  218,420
     7,450    Express Scripts, Inc., Class A+         373,319
     4,475    First Horizon Pharmaceutical
                Corporation+                           92,588
    21,745    Health Management Associates,
                Inc., Class A+                        438,162
     1,500    LifePoint Hospitals, Inc.+               54,465
     6,900    Lincare Holdings, Inc.+                 222,870
     3,650    Mid Atlantic Medical Services,
                Inc.+                                 114,427

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
     8,600    MIM Corporation+                   $    103,974
       550    Odyssey Healthcare, Inc.+                19,937
     5,750    Option Care, Inc.+                       79,005
     2,700    Orthodontic Centers of America,
                Inc.+                                  62,235
    17,000    Owens & Minor, Inc.                     335,920
     2,900    Patterson Dental Company+               145,957
     5,175    Province Healthcare Company+            115,713
     2,300    Quest Diagnostics, Inc.+                197,915
     4,000    Select Medical Corporation+              62,640
     7,600    Tenet Healthcare Corporation+           543,780
     6,400    Trigon Healthcare, Inc.+                643,712
     3,850    Universal Health Services, Inc.,
                Class B+                              188,650
                                                 ------------
                                                    4,633,374
                                                 ------------
    HOTELS, RESTAURANTS & LEISURE -- 2.9%
     7,300    Brinker International, Inc.+            231,775
    12,200    Carnival Corporation, Class A           337,818
    42,450    Darden Restaurants, Inc.              1,048,515
    13,700    Harrah's Entertainment, Inc.+           607,595
     1,700    International Game Technology+           96,390
    25,220    Penn National Gaming, Inc.+             457,743
     3,500    RARE Hospitality International,
                Inc.+                                  94,220
    11,600    Ruby Tuesday, Inc.                      225,040
     5,200    Wendy's International, Inc.             207,116
                                                 ------------
                                                    3,306,212
                                                 ------------
    HOUSEHOLD DURABLES -- 1.1%
    14,200    Centex Corporation                      820,618
     4,500    La-Z-Boy, Inc.                          113,490
     2,300    Lennar Corporation                      140,760
     2,500    Mohawk Industries, Inc.+                153,825
                                                 ------------
                                                    1,228,693
                                                 ------------
    HOUSEHOLD PRODUCTS -- 0.3%
     6,300    Kimberly-Clark Corporation              390,600
                                                 ------------
    INDUSTRIAL CONGLOMERATES -- 1.1%
    44,535    General Electric Company              1,293,742
                                                 ------------
    INSURANCE -- 2.7%
    18,900    ACE Ltd.                                597,240
    12,793    American International Group,
                Inc.                                  872,866
     1,700    Everest Re Group, Ltd.                   95,115
     3,000    Marsh & McLennan Companies, Inc.        289,800
     2,900    MGIC Investment Corporation             196,620
    11,500    Old Republic International
                Corporation                           362,250
    14,000    Radian Group, Inc.                      683,900
       700    Triad Guaranty, Inc.+                    30,471
                                                 ------------
                                                    3,128,262
                                                 ------------
    INTERNET & CATALOG RETAIL -- 0.1%
     2,500    School Specialty, Inc.+                  66,400
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    INTERNET SOFTWARE & SERVICES -- 0.1%
     3,650    Netegrity, Inc.+                   $     22,484
     3,400    Overture Services, Inc.+                 82,960
                                                 ------------
                                                      105,444
                                                 ------------
    IT CONSULTING & SERVICES -- 0.8%
    15,710    Affiliated Computer Services,
                Inc., Class A+                        745,911
     2,700    Electronic Data Systems
                Corporation                           100,305
     3,500    ManTech International
                Corporation, Class A+                  83,965
                                                 ------------
                                                      930,181
                                                 ------------
    LEISURE EQUIPMENT & PRODUCTS -- 0.1%
     2,350    The Nautilus Group, Inc.+                71,910
                                                 ------------
    MACHINERY -- 1.8%
     1,900    Actuant Corporation, Class A+            78,375
    13,100    ITT Industries, Inc.                    924,860
     8,300    Kennametal, Inc.                        303,780
    12,600    Oshkosh Truck Corporation               744,786
                                                 ------------
                                                    2,051,801
                                                 ------------
    MEDIA -- 1.1%
    22,000    Charter Communications, Inc.,
                Class A+                               89,760
    22,125    Comcast Corporation, Class A
                (non-voting)+                         527,460
     1,300    Getty Images, Inc.+                      28,301
     4,100    Macrovision Corporation+                 53,751
     4,950    Omnicom, Inc.                           226,710
     8,950    Spanish Broadcasting System,
                Inc., Class A+                         89,500
     6,200    The New York Times Company, Class
                A                                     319,300
                                                 ------------
                                                    1,334,782
                                                 ------------
    METALS & MINING -- 0.3%
    11,900    Alcoa, Inc.                             394,485
                                                 ------------
    MULTILINE RETAIL -- 1.7%
     4,750    Dollar General Corporation               90,393
    13,230    Family Dollar Stores, Inc.              466,357
     1,200    Kohl's Corporation+                      84,096
     6,500    Sears, Roebuck & Company                352,950
     2,300    Tuesday Morning Corporation+             42,688
    16,285    Wal-Mart Stores, Inc.                   895,838
                                                 ------------
                                                    1,932,322
                                                 ------------
    MULTI-UTILITIES & UNREGULATED POWER -- 0.3%
    11,000    Duke Energy Corporation                 342,100
                                                 ------------
    OIL & GAS -- 2.5%
     9,300    Apache Corporation                      534,564
     6,400    ChevronTexaco Corporation               566,400
     2,300    Devon Energy Corporation                113,344

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    OIL & GAS (CONTINUED)
    25,200    Exxon Mobil Corporation            $  1,031,184
     2,100    Phillips Petroleum Company              123,648
     5,500    Pioneer Natural Resources
                Company+                              143,275
     4,500    Precision Drilling Corporation+         156,330
     4,200    Royal Dutch Petroleum Company,
                NYR                                   232,134
                                                 ------------
                                                    2,900,879
                                                 ------------
    PERSONAL PRODUCTS -- 0.2%
     3,400    Alberto-Culver Company, Class A         153,612
     2,100    Alberto-Culver Company, Class B         100,380
                                                 ------------
                                                      253,992
                                                 ------------
    PHARMACEUTICALS -- 3.0%
     4,350    American Pharmaceutical Partners,
                Inc.+                                  53,766
     1,400    Barr Laboratories, Inc.+                 88,942
     2,100    Biovail Corporation+                     60,816
    13,500    Johnson & Johnson                       705,510
    11,200    King Pharmaceuticals, Inc.+             249,200
     7,800    Merck & Company, Inc.                   394,992
    35,050    Pfizer, Inc.                          1,226,750
     4,500    SICOR, Inc.+                             83,430
    12,775    Wyeth                                   654,080
                                                 ------------
                                                    3,517,486
                                                 ------------
    REAL ESTATE -- 0.6%
     6,800    Apartment Investment & Management
                Company, Class A                      334,560
     1,600    Cousins Properties, Inc.                 39,616
     7,300    Vornado Realty Trust                    337,260
                                                 ------------
                                                      711,436
                                                 ------------
    ROAD & RAIL -- 0.4%
    18,950    Genesee & Wyoming, Inc., Class A+       427,512
                                                 ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.2%
     6,900    Altera Corporation+                      93,840
     5,300    Broadcom Corporation, Class A+           92,962
     2,900    Cree, Inc.+                              38,367
     3,650    EMCORE Corporation+                      21,900
     6,125    Entegris, Inc.+                          89,425
     4,400    ESS Technology, Inc.+                    77,176
    32,910    Intel Corporation                       601,266
     9,950    Marvell Technology Group Ltd.+          197,905
     2,100    Maxim Integrated Products, Inc.+         80,493
    21,250    Microchip Technology, Inc.+             582,887
     4,175    Micron Technology, Inc.+                 84,418
     2,550    MKS Instruments, Inc.+                   51,179
     2,150    Novellus Systems, Inc.+                  73,100
     4,450    Pericom Semiconductor
                Corporation+                           51,576
    11,400    Texas Instruments, Inc.                 270,180

SHARES                                                  VALUE
-------------------------------------------------------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
     5,800    TTM Technologies, Inc.+            $     30,392
    12,025    White Electronic Designs
                Corporation+                           90,428
     3,300    Zoran Corporation+                       75,603
                                                 ------------
                                                    2,603,097
                                                 ------------
    SOFTWARE -- 2.6%
     2,775    Activision, Inc.+                        80,642
     2,700    Advent Software, Inc.+                   69,390
    10,260    Amdocs Ltd.+                             77,463
     5,200    Borland Software Corporation             53,560
    30,300    Cadence Design Systems, Inc.+           488,436
     3,100    Catapult Communications
                Corporation+                           67,800
     1,900    Electronic Arts, Inc.+                  125,495
     1,575    Fair, Isaac & Company, Inc.              51,770
     3,250    FileNET Corporation+                     47,125
     3,600    HNC Software, Inc.+                      60,120
     8,600    Inet Technologies, Inc.+                 58,050
     4,400    Intuit, Inc.+                           218,768
     5,800    MapInfo Corporation+                     52,780
     6,200    Mercury Interactive Corporation+        142,352
    20,645    Microsoft Corporation+                1,129,282
     6,300    Quest Software, Inc.+                    91,539
     7,950    Siebel Systems, Inc.+                   113,049
     2,250    THQ, Inc.+                               67,095
     4,025    Verity, Inc.+                            44,637
                                                 ------------
                                                    3,039,353
                                                 ------------
    SPECIALTY RETAIL -- 2.1%
       450    Aeropostale, Inc.+                       12,316
     2,350    AutoZone, Inc.+                         181,655
     1,200    Bed Bath & Beyond, Inc.+                 45,288
     3,100    Cost Plus, Inc.+                         94,798
    21,000    Home Depot, Inc.                        771,330
     4,400    Lowes Companies, Inc.                   199,760
     8,100    O'Reilly Automotive, Inc.+              223,236
     4,200    Regis Corporation                       113,480
     8,300    Rent-A-Center, Inc.+                    481,483
     2,400    The Wet Seal, Inc., Class A              58,320
     2,150    Too, Inc.+                               66,220
     5,200    Williams-Sonoma, Inc.+                  159,432
                                                 ------------
                                                    2,407,318
                                                 ------------
    TOBACCO -- 0.2%
     2,300    Philip Morris Companies, Inc.           100,464
     1,500    R.J. Reynolds Tobacco Holdings,
                Inc.                                   80,625
                                                 ------------
                                                      181,089
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $68,471,736)                               68,108,728
                                                 ------------

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
PREFERRED STOCK -- 0.1%
  (Cost $234,517)
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.1%
     8,000    Solectron Corporation+             $    142,880
                                                 ------------
PRINCIPAL
AMOUNT
----------
ASSET-BACKED SECURITIES -- 2.2%
$  900,000    Capital One Master Trust, Series
                2001-8A, Class A,
                4.600% due 08/17/2009                 904,254
 1,000,000    Independence II CDO Ltd., 144A
                Series 2A, Class A,
                2.390% due 08/07/2036++               993,125
   600,000    Public Service New Hampshire
                Funding LLC, Series 2001-1,
                Class A2,
                5.730% due 11/01/2010                 629,012
                                                 ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $2,500,003)                                 2,526,391
                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 3.6%
   575,000    Discover Card Master Trust I,
                Series 1999-6, Class A,
                6.850% due 07/17/2007                 619,004
   457,510    DLJ Commercial Mortgage
                Corporation, Series 2000, Class
                A1A,
                6.930% due 08/10/2009                 488,446
   345,000    First Union Lehman Brothers Bank,
                6.560% due 11/18/2035                 369,536
 1,000,000    First Union National Bank, Series
                2001-C1, Class A2,
                6.136% due 12/15/2010               1,038,618
 1,000,000    First Union National Bank
                Commercial Mortgage, Series
                1999-C4, Class A2,
                7.390% due 12/15/2031               1,110,050
   450,000    First Union-Lehman Brothers
                Commercial Mortgage, Series
                1997-C2, Class A3,
                6.650% due 11/18/2029                 482,149
                                                 ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)
  (Cost $3,953,118)                                 4,107,803
                                                 ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.9%
  (Cost $1,045,573)
 1,000,000    Chase Commercial Mortgage
                Securities Corporation, Series
                1998-2, Class A2,
                6.390% due 11/18/2030               1,062,805
                                                 ------------
CORPORATE BONDS AND NOTES -- 15.2%
    CONSUMER DISCRETIONARY -- 1.8%
   500,000    Kohl's Corporation,
                6.300% due 03/01/2011                 515,754

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
    CONSUMER DISCRETIONARY (CONTINUED)
$  575,000    Leggett & Platt, Inc.,
                7.650% due 02/15/2005            $    616,051
   500,000    Lowes Companies, Inc.,
                7.500% due 12/15/2005                 544,805
   400,000    The Times Mirror Company,
                7.450% due 10/15/2009                 441,058
                                                 ------------
                                                    2,117,668
                                                 ------------
    CONSUMER STAPLES -- 1.8%
   750,000    Clorox Company,
                6.125% due 02/01/2011                 769,814
   775,000    Kraft Foods, Inc.,
                5.625% due 11/01/2011                 768,011
   550,000    Unilever Capital Corporation,
                6.750% due 11/01/2003                 577,976
                                                 ------------
                                                    2,115,801
                                                 ------------
    ENERGY -- 0.5%
   193,667    Chevron Corporation,
                8.110% due 12/01/2004                 206,731
   350,000    Devon Financing Corporation ULC,
                6.875% due 09/30/2011                 364,503
                                                 ------------
                                                      571,234
                                                 ------------
    FINANCIALS -- 6.8%
   500,000    Block Financial Corporation,
                8.500% due 04/15/2007                 561,291
   400,000    EOP Operating Limited
                Partnership,
                7.875% due 07/15/2031                 406,420
   600,000    First Union Corporation,
                7.500% due 07/15/2006                 664,269
   150,000    First Union National Bank,
                7.800% due 08/18/2010                 167,895
   755,000    Ford Motor Credit Company,
                6.875% due 02/01/2006                 772,415
   800,000    General Electric Capital
                Corporation, MTN,
                7.375% due 01/19/2010                 881,504
   760,000    General Motors Acceptance
                Corporation,
                6.750% due 01/15/2006                 789,040
   750,000    Household Finance Corporation,
                6.400% due 06/17/2008                 753,570
   210,000    Landesbank Baden-Wurttemberg,
                6.350% due 04/01/2012                 217,942
   800,000    Nationwide Financial Services,
                Inc.,
                6.250% due 11/15/2011                 814,859
   500,000    PHH Corporation, MTN,
                8.125% due 02/03/2003                 506,887
   650,000    U.S. Bank of N.A. Minnesota,
                6.375% due 08/01/2011                 674,011
   675,000    USA Education Incorporated,
                5.625% due 04/10/2007                 697,195
                                                 ------------
                                                    7,907,298
                                                 ------------

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    INDUSTRIAL -- 2.4%
$  470,000    Convergys Corporation,
                2.765% due 09/09/2002            $    469,843
   860,000    Dover Corporation,
                6.450% due 11/15/2005                 910,224
   210,000    Norfolk Southern Corporation,
                6.000% due 04/30/2008                 217,216
   557,894    Northwest Airlines Corporation,
                7.575% due 03/01/2019                 578,440
   611,640    United Air Lines, Inc.,
                8.030% due 07/01/2011                 533,932
                                                 ------------
                                                    2,709,655
                                                 ------------
    INFORMATION TECHNOLOGY -- 0.4%
   500,000    Motorola, Inc.,
                6.450% due 02/01/2003                 497,533
                                                 ------------
    TELECOMMUNICATIONS SERVICES -- 0.4%
 1,000,000    AT&T Canada, Inc.,
                7.625% due 03/15/2005                 120,000
   400,000    Cox Communications, Inc., Class
                A,
                6.400% due 08/01/2008                 364,136
                                                 ------------
                                                      484,136
                                                 ------------
    UTILITIES -- 1.1%
   400,000    El Paso Energy Corporation,
                7.375% due 12/15/2012                 387,148
   350,000    National Rural Utilities
                Cooperative Finance
                Corporation,
                6.000% due 05/15/2006                 359,589
   450,000    TECO Energy, Inc.,
                7.000% due 10/01/2015                 454,350
                                                 ------------
                                                    1,201,087
                                                 ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $18,281,934)                               17,604,412
                                                 ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.9%
    FEDERAL HOME LOAN BANK (FHLB) -- 0.7%
              FHLB:
   255,000    5.375% due 01/05/2004                   265,146
   500,000    6.500% due 11/15/2005                   542,215
                                                 ------------
                                                      807,361
                                                 ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 4.6%
              FHLMC:
 3,000,000    3.500% due 09/15/2003                 3,043,230
   500,000    5.500% due 07/15/2006                   524,444
   305,000    5.500% due 09/15/2011                   308,152
   595,000    5.750% due 03/15/2009                   624,065
   750,000    6.250% due 03/05/2012                   767,101
   110,000    6.875% due 09/15/2010                   122,227
                                                 ------------
                                                    5,389,219
                                                 ------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 1.2%
              FNMA:
$  800,000    4.375% due 10/15/2006              $    804,383
   590,000    5.000% due 01/15/2007                   606,101
                                                 ------------
                                                    1,410,484
                                                 ------------
    GOVERNMENT AGENCY DEBENTURES -- 0.4%
   400,000    Tennessee Valley Authority,
                6.375% due 06/15/2005                 429,797
                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $7,858,776)                                 8,036,861
                                                 ------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 4.4%
    COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 4.0%
              FHLMC:
 1,250,000    Series 1737, Class H,
                6.000% due 01/15/2023               1,313,858
 1,000,000    Series 2091, Class PP,
                6.000% due 02/15/2027               1,031,953
    52,268    Series 1541, Class F,
                6.250% due 05/15/2019                  52,362
   550,000    Series 1702A, Class PD,
                6.500% due 04/15/2022                 581,073
              FNMA:
 1,000,000    Series 1994-23, Class PE,
                6.000% due 08/25/2022               1,048,260
   610,000    Series 1998-61, Class PK,
                6.000% due 12/25/2026                 624,751
                                                 ------------
                                                    4,652,257
                                                 ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.0%#
    46,055    FHLMC, Pool #E62394,
                7.500% due 09/01/2010                  48,403
                                                 ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 0.3%
              FNMA:
   173,411    Pool #100081,
                11.500% due 08/01/2016                201,170
    79,243    Pool #303105,
                11.000% due 11/01/2020                 90,376
                                                 ------------
                                                      291,546
                                                 ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 0.1%
    89,751    GNMA, Pool #780584,
                7.000% due 06/15/2027                  93,545
                                                 ------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
  (Cost $4,861,020)                                 5,085,751
                                                 ------------
U.S. TREASURY OBLIGATIONS -- 4.3%
    U.S. TREASURY BONDS -- 1.0%
              U.S. Treasury Bonds,
   408,623    3.875% due 04/15/2029                   460,530
   580,000    7.500% due 11/15/2016                   697,998
                                                 ------------
                                                    1,158,528
                                                 ------------

                       See Notes to Financial Statements.

Munder Balanced Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- (CONTINUED)
    U.S. TREASURY NOTES -- 3.3%
$  500,000    3.500% due 11/15/2006              $    491,094
   375,000    4.625% due 05/15/2006                   386,250
   600,000    5.500% due 05/31/2003                   619,491
   300,000    6.750% due 05/15/2005                   327,420
 2,000,000    3.875% due 06/30/2003                 2,037,460
                                                 ------------
                                                    3,861,715
                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $4,972,468)                                 5,020,243
                                                 ------------

SHARES
----------
RIGHTS/WARRANTS -- 0.0%
  (Cost $0)
    CONTAINERS & PACKAGING -- 0.0%
     1,567    American Bank Note Holographics+              0
                                                 ------------

PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 0.8%
  (Cost $968,000)
$  968,000    Agreement with State Street Bank
                and Trust Company,
                1.85% dated 06/28/2002, to be
                repurchased at $968,149 on
                07/01/2002, collateralized by
                $870,000 U.S. Treasury Note,
                6.50% maturing 02/15/2010
                (value $991,800)                      968,000
                                                 ------------

                                                      VALUE
-----------------------------------------------------------
OTHER INVESTMENTS**
  (Cost $13,311,432)                 11.5%     $ 13,311,432
                                    -----      ------------
TOTAL INVESTMENTS
  (Cost $126,458,577*)              108.7%      125,975,306
OTHER ASSETS AND LIABILITIES (NET)   (8.7)      (10,082,366)
                                    -----      ------------
NET ASSETS                          100.0%     $115,892,940
                                    =====      ============

------------
 * Aggregate cost for Federal tax purposes is $128,099,786.
** As of June 30, 2002 the market value of the securities on loan is $12,969,986. Collateral received for securities loaned of $13,311,432 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
MTN -- Medium Term Note
NYR -- New York Registered Shares

                       See Notes to Financial Statements.

Munder Bio(Tech)(2) Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 99.9%
    BIOTECHNOLOGY -- 72.6%
16,500    Abegenix, Inc.+                         $   161,700
55,000    Acambis Plc+                                177,774
 5,500    Amgen, Inc.+                                230,340
20,000    Amylin Pharmaceuticals, Inc.+               218,800
20,000    Aphton Corporation+                         150,000
16,000    Array BioPharma, Inc.+                      154,240
 8,200    Biosearch Italia SpA+                       110,578
35,000    BioTransplant, Inc.+                         88,200
10,000    Cambridge Antibody Technology Group
            Plc+                                      157,801
11,500    Celgene Corporation+                        175,950
17,500    Cell Genesys, Inc.+                         240,800
25,000    Celltech Group Plc+                         198,205
 4,000    Cephalon, Inc.+                             180,800
30,000    Crucell NV+                                 139,286
 6,000    CV Therapeutics, Inc.+                      111,720
20,000    deCODE Genetics, Inc.+                       93,600
25,000    Exelixis, Inc.+                             188,250
 7,000    Genetech, Inc.+                             234,500
10,000    Genmab A/S+                                 185,137
 6,000    Genzyme Corporation+                        115,440
 7,000    Gilead Sciences, Inc.+                      230,160
 9,000    Human Genome Sciences, Inc.+                120,600
 8,500    ICOS Corporation+                           144,160
 7,500    IDEC Pharmaceuticals Corporation+           265,875
15,000    ILEX Oncology, Inc.+                        211,350
10,000    Immunex Corporation+                        223,400
30,000    Introgen Therapeutics, Inc.+                 60,900
18,000    Isis Pharmaceuticals, Inc.+                 171,180
12,500    La Jolla Pharmaceutical Company+             78,125
12,500    La Jolla Pharmaceutical Company+, **         78,125
20,000    Lexicon Genetics, Inc.+                      82,400
18,000    Medarex, Inc.+                              133,560
 7,000    MedImmune, Inc.+                            184,800
14,000    Millennium Pharmaceuticals, Inc.+           170,100
 6,000    Myriad Genetics, Inc.+                      122,040
 6,000    Neurocrine Biosciences, Inc.+               171,900
10,550    Nicox+                                      192,394
70,000    Orchid Biosciences, Inc.+                    92,400
 6,000    OSI Pharmaceuticals, Inc.+                  145,860
 9,800    Protein Design Labs, Inc.+                  106,428
 7,600    QIAGEN NV+                                   89,751
10,000    Regeneron Pharmaceuticals, Inc.+            145,100
15,000    Telik, Inc.+                                187,500
40,000    Titan Pharmaceuticals, Inc.+                134,000
 4,000    Transkaryotic Therapies, Inc.+              144,200
15,000    Tularik, Inc.+                              137,550
 7,000    Vertex Pharmaceuticals, Inc.+               113,960
50,000    XOMA Ltd.+                                  199,500
                                                  -----------
                                                    7,450,439
                                                  -----------

SHARES                                                  VALUE
-------------------------------------------------------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.1%
 8,000    Waters Corporation+                     $   213,600
                                                  -----------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 4.7%
 5,500    Biacore International AB+                   151,944
15,000    Bruker Daltonics, Inc.+                      59,250
15,000    Dyax Corporation+                            58,500
23,000    Inhale Therapeutic Systems, Inc.+           218,270
                                                  -----------
                                                      487,964
                                                  -----------
    HEALTH CARE PROVIDERS & SERVICES -- 1.3%
22,500    Evotec Biosystems AG+                       130,636
                                                  -----------
    PHARMACEUTICALS -- 19.2%
35,000    3 Dimensional Pharmaceuticals, Inc.+        155,750
10,000    Adolor Corporation+                         112,600
27,925    Discovery Partners International+           183,188
55,000    Inspire Pharmaceuticals, Inc.+              211,750
 6,000    InterMune, Inc.+                            126,600
10,000    Ligand Pharmaceuticals, Inc., Class B+      145,000
40,000    Neurochem, Inc.+                             96,135
10,000    NPS Pharmaceuticals, Inc.+                  153,200
35,000    POZEN, Inc.+                                181,300
 6,000    Scios, Inc.+                                183,660
 5,000    Trimeris, Inc.+                             221,950
15,000    Versicor, Inc.+                             201,750
                                                  -----------
                                                    1,972,883
                                                  -----------
TOTAL COMMON STOCKS
  (Cost $16,609,612)                               10,255,522
                                                  -----------

TOTAL INVESTMENTS
  (Cost $16,609,612*)                 99.9%      10,255,522
OTHER ASSETS AND LIABILITIES (NET)     0.1            7,153
                                     -----      -----------
NET ASSETS                           100.0%     $10,262,675
                                     =====      ===========

------------
 * Aggregate cost for Federal tax purposes is $16,650,414.
** Restricted security that is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2002 this security represents 0.8% of net assets.

   SECURITY                 ACQUISITION DATE    ACQUISITION COST
   -------------------------------------------------------------
   La Jolla
     Pharmaceutical
     Company                    02/05/01            $77,500

 + Non-income producing security.

                       See Notes to Financial Statements.

Munder Bio(Tech)(2) Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

At June 30, 2002 the country diversification of the Munder Bio(Tech)(2) Fund was as follows:

                                        % OF
                                     NET ASSETS         VALUE
                                     ------------------------
COMMON STOCKS:
United States.....................      83.1%     $ 8,532,281
United Kingdom....................       5.2          533,780
Netherlands.......................       2.2          229,037
France............................       1.9          192,394
Denmark...........................       1.8          185,137
Sweden............................       1.5          151,944
Germany...........................       1.3          130,636
Italy.............................       1.1          110,578
Canada............................       0.9           96,135
Iceland...........................       0.9           93,600
                                       -----      -----------
TOTAL INVESTMENTS.................      99.9       10,255,522
OTHER ASSETS AND LIABILITIES
  (NET)...........................       0.1            7,153
                                       -----      -----------
NET ASSETS........................     100.0%     $10,262,675
                                       =====      ===========

                       See Notes to Financial Statements.

Munder Future Technology Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 97.2%
    COMMERCIAL SERVICES & SUPPLIES -- 3.9%
   207,000    Concord EFS, Inc.+                 $  6,238,980
   163,000    First Data Corporation                6,063,600
                                                 ------------
                                                   12,302,580
                                                 ------------
    COMMUNICATIONS EQUIPMENT -- 20.7%
   473,000    ADC Telecommunications, Inc.+         1,083,170
   356,700    Brocade Communications Systems,
                Inc.+                               6,235,116
 2,265,200    Cisco Systems, Inc.+                 31,599,540
   380,000    JDS Uniphase Corporation+             1,014,600
   194,000    NetScreen Technologies, Inc.+         1,780,920
   286,800    Powerwave Technologies, Inc.+         2,627,088
   287,000    QUALCOMM, Inc.+                       7,889,630
   653,800    UTStarcom, Inc.+                     13,187,146
                                                 ------------
                                                   65,417,210
                                                 ------------
    COMPUTERS & PERIPHERALS -- 17.7%
   183,000    Apple Computer, Inc.+                 3,242,760
   523,000    Dell Computer Corporation+           13,671,220
   573,000    EMC Corporation+                      4,326,150
   269,130    Hewlett Packard Company               4,112,306
   200,000    International Business Machines
                Corporation                        14,400,000
   237,000    Lexmark International, Inc.+         12,892,800
   656,000    Sun Microsystems, Inc.+               3,286,560
                                                 ------------
                                                   55,931,796
                                                 ------------
    INTERNET SOFTWARE & SERVICES -- 3.6%
   280,000    Internet Security Systems, Inc.+      3,673,600
   780,000    webMethods, Inc.+                     7,722,000
                                                 ------------
                                                   11,395,600
                                                 ------------
    IT CONSULTING & SERVICES -- 0.8%
    66,000    Electronic Data Systems
                Corporation                         2,451,900
                                                 ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 28.3%
   294,000    Altera Corporation+                   3,998,400
   298,000    Analog Devices, Inc.+                 8,850,600
   486,000    Applied Micro Circuits
                Corporation+                        2,298,780
 1,453,000    Intel Corporation                    26,546,310
   472,800    Micron Technology, Inc.+              9,560,016
   220,000    Novellus Systems, Inc.+               7,480,000
   346,000    PMC-Sierra, Inc.+                     3,207,420
   374,000    RF Micro Devices, Inc.+               2,849,880

SHARES                                                  VALUE
-------------------------------------------------------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
   200,500    Rudolph Technologies, Inc.+        $  4,998,465
   272,000    STMicroelectronics NV, NYR            6,617,760
   545,700    Texas Instruments, Inc.              12,933,090
                                                 ------------
                                                   89,340,721
                                                 ------------
    SOFTWARE -- 22.2%
   517,200    Microsoft Corporation+               28,290,840
    83,000    Network Associates, Inc.+             1,599,410
 1,169,625    Oracle Systems Corporation+          11,076,349
   396,400    Precise Software Solutions Ltd.+      3,785,620
   700,000    Quest Software, Inc.+                10,171,000
   441,000    Rational Software Corporation+        3,620,610
   214,000    Siebel Systems, Inc.+                 3,043,080
   434,000    VERITAS Software Corporation+         8,588,860
                                                 ------------
                                                   70,175,769
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $604,436,312)                             307,015,576
                                                 ------------
LIMITED PARTNERSHIPS -- 2.5%
    INFORMATION TECHNOLOGY -- 2.5%
10,000,000    Blue Stream Ventures L.P.+, ++,
                ***                                 7,137,690
   975,000    NEA X Ltd.+, ***                        837,540
                                                 ------------
                                                    7,975,230
                                                 ------------
TOTAL LIMITED PARTNERSHIPS
  (Cost $10,946,497)                                7,975,230
                                                 ------------
PREFERRED STOCK -- 0.0%
  (Cost $2,999,991)
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.0%
   326,086    Bandwidth9, Inc.+, ***                        0
                                                 ------------
UNIT INVESTMENT TRUST -- 0.4%
  (Cost $1,306,650)
    41,950    Nasdaq-100 Shares+                    1,093,636
                                                 ------------
PRINCIPAL
AMOUNT
----------
CONVERTIBLE BONDS AND NOTES -- 0.0%#
  (Cost $4,725,000)
    COMMUNICATIONS EQUIPMENT -- 0.0%#
$5,000,000    Kestrel Solutions, Inc., 144A
                5.500% due 7/15/2005+++               137,500
                                                 ------------

                       See Notes to Financial Statements.

Munder Future Technology Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                      VALUE
-----------------------------------------------------------
OTHER INVESTMENTS**
  (Cost $42,100,899)                 13.3%     $ 42,100,899
                                    -----      ------------
TOTAL INVESTMENTS
  (Cost $666,515,349*)              113.4%      358,322,841
OTHER ASSETS AND
  LIABILITIES (NET)                 (13.4)      (42,470,169)
                                    -----      ------------
NET ASSETS                          100.0%     $315,852,672
                                    =====      ============

------------
  * Aggregate cost for Federal tax purposes is $684,050,288.
 ** As of June 30, 2002 the market value of the securities on loan is $41,968,273. Collateral received for securities on loan is as follows:
    $15,789,356 in the SSGA U.S. Treasury Money Market Fund, $15,789,356 in the SSGA Prime Money Market Fund, $2,880,137 in the SSGA Money Market Fund, and the remaining $7,642,050 in State Street Navigator Securities Lending Trust-Prime Portfolio.
*** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2002 these securities represent 2.5% of net assets.

    SECURITY                 ACQUISITION DATE    ACQUISITION COST
    -------------------------------------------------------------
    Bandwidth9, Inc.             11/01/00           $2,999,991
    Blue Stream
      Ventures L.P.              07/31/00            3,000,000
                                 10/16/00            3,000,000
                                 05/25/01            2,000,000
                                 12/13/01            2,000,000
    NEA X Ltd.                   10/26/00              287,332
                                 01/05/01              143,666
                                 07/27/01               71,833
                                 09/26/01              143,666
                                 01/16/02              150,000
                                 04/23/02              150,000

  + Non-income producing security.
 ++ Affiliated security.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 # Amount represents less than 0.1% of net assets.

ABBREVIATION:
NYR -- New York Registered Shares

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 99.0%
    AEROSPACE & DEFENSE -- 2.1%
    19,700    General Dynamics Corporation       $  2,095,095
    10,000    Goodrich (B.F.) Company                 273,200
    79,950    Honeywell International, Inc.         2,816,638
    44,142    Lockheed Martin Corporation           3,067,869
    11,000    Northrop Grumman Corporation          1,375,000
    39,000    Raytheon Company                      1,589,250
    17,900    Rockwell Collins, Inc.                  490,818
    82,098    The Boeing Company                    3,694,410
    46,292    United Technologies Corporation       3,143,227
                                                 ------------
                                                   18,545,507
                                                 ------------
    AIRLINES -- 0.2%
    15,200    AMR Corporation+                        256,272
    12,100    Delta Air Lines, Inc.                   242,000
    75,518    Southwest Airlines Company            1,220,371
                                                 ------------
                                                    1,718,643
                                                 ------------
    AIR FREIGHT & LOGISTICS -- 0.2%
    29,160    FedEx Corporation                     1,557,144
     6,100    Ryder System, Inc.                      165,249
                                                 ------------
                                                    1,722,393
                                                 ------------
    AUTOMOBILES -- 0.8%
   177,316    Ford Motor Company                    2,837,056
    54,900    General Motors Corporation            2,934,405
    29,600    Harley-Davidson, Inc.                 1,517,592
                                                 ------------
                                                    7,289,053
                                                 ------------
    AUTO COMPONENTS -- 0.3%
     7,200    Cooper Tire & Rubber Company            147,960
    14,518    Dana Corporation                        269,019
    54,833    Delphi Automotive Systems
                Corporation                           723,796
    16,000    Goodyear Tire & Rubber Company          299,360
     8,700    Johnson Controls, Inc.                  710,007
    12,500    TRW, Inc.                               712,250
    12,767    Visteon Corporation                     181,291
                                                 ------------
                                                    3,043,683
                                                 ------------
    BANKS -- 7.3%
    35,350    AmSouth Bancorporation                  791,133
   150,599    Bank of America Corporation          10,596,146
    71,200    Bank of New York Company, Inc.        2,403,000
   114,805    Bank One Corporation                  4,417,696
    46,900    BB&T Corporation                      1,810,340
    22,014    Charter One Financial, Inc.             756,841
    17,200    Comerica, Inc.                        1,056,080
    57,639    Fifth Third Bancorporation            3,841,639
    12,400    First Tennessee National
                Corporation                           474,920
   102,403    FleetBoston Financial Corporation     3,312,737
    15,100    Golden West Financial Corporation     1,038,578
    24,142    Huntington Bancshares, Inc.             468,838
    41,700    KeyCorp                               1,138,410

SHARES                                                  VALUE
-------------------------------------------------------------
    BANKS (CONTINUED)
    20,800    Marshall & Ilsley Corporation      $    643,344
    43,100    Mellon Financial Corporation          1,354,633
    59,600    National City Corporation             1,981,700
    21,700    Northern Trust Corporation              956,102
    27,800    PNC Financial Services Group          1,453,384
    22,400    Regions Financial Corporation           787,360
    33,900    Southtrust Corporation                  885,468
    28,000    SunTrust Banks, Inc.                  1,896,160
    28,900    Synovus Financial Corporation           795,328
   187,068    U.S. Bancorp                          4,368,038
    19,850    Union Planters Corporation              642,544
   133,904    Wachovia Corporation                  5,112,455
    95,346    Washington Mutual, Inc.               3,538,290
   167,360    Wells Fargo & Company                 8,378,042
     9,000    Zions Bancorporation                    468,900
                                                 ------------
                                                   65,368,106
                                                 ------------
    BEVERAGES -- 3.2%
    85,800    Anheuser-Busch Companies, Inc.        4,290,000
     6,700    Brown-Forman Corporation, Class B       462,300
   243,000    Coca-Cola Company                    13,608,000
    43,700    Coca-Cola Enterprises, Inc.             964,896
     3,500    Coors (Adolph) Company, Class B         218,050
    27,600    Pepsi Bottling Group, Inc.              850,080
   172,970    PepsiCo, Inc.                         8,337,154
                                                 ------------
                                                   28,730,480
                                                 ------------
    BIOTECHNOLOGY -- 0.9%
   101,600    Amgen, Inc.+                          4,255,008
    14,500    Biogen, Inc.+                           600,735
    18,600    Chiron Corporation+                     657,510
    20,900    Genzyme Corporation+                    402,116
    54,000    Immunex Corporation+                  1,206,360
    24,500    MedImmune, Inc.+                        646,800
                                                 ------------
                                                    7,768,529
                                                 ------------
    BUILDING PRODUCTS -- 0.2%
     7,100    American Standard Companies,
                Inc.+                                 533,210
     5,875    Crane Company                           149,107
    47,300    Masco Corporation                     1,282,303
                                                 ------------
                                                    1,964,620
                                                 ------------
    CHEMICALS -- 1.5%
    22,200    Air Products & Chemicals, Inc.        1,120,434
    88,776    Dow Chemical Company                  3,052,119
    97,149    DuPont (E.I.) de Nemours &
                Company                             4,313,416
     7,575    Eastman Chemical Company                355,267
    12,600    Ecolab, Inc.                            582,498
    12,650    Engelhard Corporation                   358,248
     4,900    Great Lakes Chemical Corporation        129,801
    10,700    Hercules, Inc.+                         124,120
     9,200    International Flavors &
                Fragrances, Inc.                      298,908
    16,500    PPG Industries, Inc.                  1,021,350

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    CHEMICALS (CONTINUED)
    16,000    Praxair, Inc.                      $    911,520
    21,652    Rohm & Haas Company                     876,689
     7,112    Sigma-Aldrich Corporation               356,667
                                                 ------------
                                                   13,501,037
                                                 ------------
    COMMERCIAL SERVICES & SUPPLIES -- 2.0%
    19,300    Allied Waste Industries, Inc.+          185,280
    16,900    Apollo Group, Inc., Class A+            666,198
    60,700    Automatic Data Processing, Inc.       2,643,485
    10,700    Avery Dennison Corporation              671,425
    18,000    Block (H & R), Inc.                     830,700
   102,023    Cendant Corporation+                  1,620,125
    16,600    Cintas Corporation                      820,538
    49,900    Concord EFS, Inc.+                    1,503,986
    16,900    Convergys Corporation+                  329,212
     6,200    Deluxe Corporation                      241,118
    11,100    Donnelley (R.R.) & Sons Company         305,805
    14,200    Equifax, Inc.                           383,400
    74,784    First Data Corporation                2,781,965
    18,700    Fiserv, Inc.+                           686,477
    36,650    Paychex, Inc.                         1,146,778
    23,500    Pitney Bowes, Inc.                      933,420
    17,200    Robert Half International, Inc.+        400,760
    14,107    Sabre Holdings Corporation, Class
                A+                                    505,031
    60,453    Waste Management, Inc.                1,574,801
                                                 ------------
                                                   18,230,504
                                                 ------------
    COMMUNICATIONS EQUIPMENT -- 2.0%
    77,700    ADC Telecommunications, Inc.+           177,933
     9,547    Andrew Corporation+                     142,441
    35,312    Avaya, Inc.+                            174,794
    42,100    CIENA Corporation+                      176,399
   716,300    Cisco Systems, Inc.+                  9,992,385
    18,300    Comverse Technology, Inc.+              169,458
    92,929    Corning, Inc.                           329,898
   133,200    JDS Uniphase Corporation+               355,644
   335,245    Lucent Technologies, Inc.               556,507
   222,141    Motorola, Inc.                        3,203,273
   375,390    Nortel Networks Corporation             544,316
    75,300    QUALCOMM, Inc.+                       2,069,997
    15,300    Scientific-Atlanta, Inc.                251,685
    40,200    Tellabs, Inc.+                          249,240
                                                 ------------
                                                   18,393,970
                                                 ------------
    COMPUTERS & PERIPHERALS -- 3.2%
    34,800    Apple Computer, Inc.+                   616,656
   254,000    Dell Computer Corporation+            6,639,560
   217,500    EMC Corporation+                      1,642,125
    31,700    Gateway 2000, Inc.+                     140,748
   295,423    Hewlett Packard Company               4,514,064
   167,500    International Business Machines
                Corporation                        12,060,000

SHARES                                                  VALUE
-------------------------------------------------------------
    COMPUTERS & PERIPHERALS (CONTINUED)
    12,700    Lexmark International Group,
                Inc., Class A+                   $    690,880
     9,600    NCR Corporation+                        332,160
    32,700    Network Appliance, Inc.+                406,788
    56,653    Palm, Inc.                               99,709
   317,600    Sun Microsystems, Inc.+               1,591,176
                                                 ------------
                                                   28,733,866
                                                 ------------
    CONSTRUCTION MATERIALS -- 0.0%#
     9,900    Vulcan Materials Company                433,620
                                                 ------------
    CONSTRUCTION & ENGINEERING -- 0.0%#
     7,900    Fluor Corporation                       307,705
     6,200    McDermott International, Inc.+           50,220
                                                 ------------
                                                      357,925
                                                 ------------
    CONTAINERS & PACKAGING -- 0.2%
     5,600    Ball Corporation                        232,288
     5,200    Bemis Company, Inc.                     247,000
    15,500    Pactiv Corporation                      368,900
     8,169    Sealed Air Corporation+                 328,966
     5,140    Temple-Inland, Inc.                     297,400
                                                 ------------
                                                    1,474,554
                                                 ------------
    DIVERSIFIED FINANCIALS -- 7.5%
    10,350    Ambac Financial Group, Inc.             695,520
   130,100    American Express Company              4,725,232
     9,742    Bear Stearns Companies, Inc.            596,210
    21,500    Capital One Financial Corporation     1,312,575
   134,159    Charles Schwab Corporation            1,502,581
   503,572    Citigroup, Inc.                      19,513,415
    12,100    Countrywide Credit Industries,
                Inc.                                  583,825
    97,600    Federal National Mortgage
                Association                         7,198,000
    25,600    Franklin Resources, Inc.              1,091,584
    68,000    Freddie Mac                           4,161,600
    44,706    Household International, Inc.         2,221,888
   194,792    J. P. Morgan Chase & Company          6,607,345
    23,900    Lehman Brothers Holdings, Inc.        1,494,228
    83,352    MBNA Corporation                      2,756,451
    84,400    Merrill Lynch & Company, Inc.         3,418,200
    15,140    Moody's Corporation                     753,215
   107,778    Morgan Stanley, Dean Witter and
                Company                             4,643,076
    28,200    Providian, LLC                          165,816
    15,200    SLM Corporation                       1,472,880
    31,800    State Street Corporation              1,421,460
    21,800    Stilwell Financial, Inc.                396,760
    12,100    T. Rowe Price Group, Inc.               397,848
                                                 ------------
                                                   67,129,709
                                                 ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.8%
    30,466    ALLTEL Corporation                    1,431,902
   371,635    AT&T Corporation                      3,976,495
   183,400    BellSouth Corporation                 5,777,100

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
    13,800    CenturyTel, Inc.                   $    407,100
    27,600    Citizens Communications Company+        230,736
   164,070    Qwest Communications
                International, Inc.                   459,396
   326,775    SBC Communications                    9,966,637
    87,200    Sprint Corporation                      925,192
   266,406    Verizon Communications, Inc.         10,696,201
                                                 ------------
                                                   33,870,759
                                                 ------------
    ELECTRIC UTILITIES -- 2.3%
    12,300    Allegheny Energy, Inc.                  316,725
    14,100    Ameren Corporation                      606,441
    33,140    American Electric Power Company,
                Inc.                                1,326,263
    16,334    Cinergy Corporation                     587,861
    13,200    CMS Energy Corporation                  144,936
    20,800    Consolidated Edison Company             868,400
    16,050    Constellation Energy Group              470,907
    27,101    Dominion Resources, Inc.              1,794,086
    16,300    DTE Energy Company                      727,632
    31,900    Edison International                    542,300
    21,900    Entergy Corporation                     929,436
    31,462    Exelon Corporation                    1,645,463
    29,121    FirstEnergy Corporation                 972,059
    17,200    FPL Group, Inc.                       1,031,828
    38,100    PG & E Corporation                      681,609
     8,300    Pinnacle West Capital Corporation       327,850
    14,400    PPL Corporation                         476,352
    21,600    Progress Energy, Inc.                 1,123,416
    20,200    Public Service Enterprise               874,660
    29,695    Reliant Energy, Inc.                    501,845
    68,900    Southern Company                      1,887,860
    15,030    TECO Energy, Inc.                       371,993
    26,015    TXU Corporation                       1,341,073
    38,560    Xcel Energy, Inc.                       646,651
                                                 ------------
                                                   20,197,646
                                                 ------------
    ELECTRICAL EQUIPMENT -- 0.4%
    19,200    American Power Conversion
                Corporation+                          242,496
     9,100    Cooper Industries Ltd.                  357,630
    41,200    Emerson Electric Company              2,204,612
    18,900    Molex, Inc.                             633,717
     7,700    Power-One, Inc.+                         47,894
    18,100    Rockwell Automation                     361,638
     5,700    Thomas & Betts Corporation              106,020
                                                 ------------
                                                    3,954,007
                                                 ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
    45,449    Agilent Technologies, Inc.+           1,074,869
    19,300    Jabil Circuit, Inc.+                    407,423
     4,700    Millipore Corporation                   150,306
    12,300    PerkinElmer, Inc.                       135,915

SHARES                                                  VALUE
-------------------------------------------------------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
    51,300    Sanmina Corporation+               $    323,703
    80,500    Solectron Corporation+                  495,075
    22,450    Symbol Technologies, Inc.               190,825
     8,900    Tektronix, Inc.+                        166,519
    16,900    Thermo Electron Corporation             278,850
    12,900    Waters Corporation+                     344,430
                                                 ------------
                                                    3,567,915
                                                 ------------
    ENERGY EQUIPMENT & SERVICES -- 0.8%
    33,020    Baker Hughes, Inc.                    1,099,236
    15,300    BJ Services Company+                    518,364
    42,600    Halliburton Company                     679,044
    14,100    Nabors Industries Ltd.+                 497,730
    13,200    Noble Corporation+                      509,520
     9,200    Rowan Companies, Inc.+                  197,340
    56,430    Schlumberger Ltd.                     2,623,995
    31,215    Transocean Sedco Forex, Inc.            972,347
                                                 ------------
                                                    7,097,576
                                                 ------------
    FOOD & DRUG RETAILING -- 1.3%
    39,793    Albertson's, Inc.                     1,212,095
    38,382    CVS Corporation                       1,174,489
    77,700    Kroger Company+                       1,546,230
    47,300    Safeway, Inc.+                        1,380,687
    13,000    Supervalu, Inc.                         318,890
    64,900    SYSCO Corporation                     1,766,578
   100,100    Walgreen Company                      3,866,863
    13,800    Winn Dixie Stores, Inc.                 215,142
                                                 ------------
                                                   11,480,974
                                                 ------------
    FOOD PRODUCTS -- 1.7%
    63,712    Archer-Daniels-Midland Company          814,876
    40,100    Campbell Soup Company                 1,109,166
    52,550    ConAgra, Inc.                         1,453,008
    35,800    General Mills, Inc.                   1,578,064
    34,300    Heinz (H.J.) Company                  1,409,730
    13,400    Hershey Foods Corporation               837,500
    40,000    Kellogg Company                       1,434,400
    76,800    Sara Lee Corporation                  1,585,152
    55,932    Unilever NV, NYR                      3,624,394
    22,000    Wrigley (Wm) Jr. Company              1,217,700
                                                 ------------
                                                   15,063,990
                                                 ------------
    GAS UTILITIES -- 0.4%
    56,870    El Paso Corporation                   1,172,091
    13,800    KeySpan Corporation                     519,570
    11,900    Kinder Morgan, Inc.                     452,438
     4,300    NICOR, Inc.                             196,725
    20,332    NiSource, Inc.                          443,847
     3,500    People's Energy Corporation             127,610
    20,078    Sempra Energy                           444,326
                                                 ------------
                                                    3,356,607
                                                 ------------

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    HEALTH CARE EQUIPMENT & SUPPLIES -- 1.6%
    20,800    Applera Corporation - Applied
                Biosystems Group                 $    405,392
     5,100    Bard (C.R.), Inc.                       288,558
     5,300    Bausch & Lomb, Inc.                     179,405
    58,800    Baxter International, Inc.            2,613,660
    25,300    Becton, Dickinson & Company             871,585
    26,200    Biomet, Inc.                            710,544
    39,700    Boston Scientific Corporation+        1,164,004
    29,900    Guidant Corporation+                    903,877
   118,800    Medtronic, Inc.                       5,090,580
     8,650    St. Jude Medical, Inc.+                 638,803
    19,300    Stryker Corporation                   1,032,743
    19,044    Zimmer Holdings, Inc.+                  679,109
                                                 ------------
                                                   14,578,260
                                                 ------------
    HEALTH CARE PROVIDERS & SERVICES -- 1.9%
    14,314    Aetna, Inc.                             686,643
    10,300    AmerisourceBergen Corporation           782,800
    44,211    Cardinal Health, Inc.                 2,714,998
    13,800    CIGNA Corporation                     1,344,396
    50,277    HCA-The Healthcare Company            2,388,157
    23,600    Health Management Associates,
                Inc.+                                 475,540
    38,489    HEALTHSOUTH Corporation+                492,274
    16,600    Humana, Inc.+                           259,458
    28,280    IMS Health, Inc.                        507,626
     9,850    Manor Care, Inc.+                       226,550
    28,147    McKesson HBOC, Inc.                     920,407
    11,600    Quintiles Transnational
                Corporation+                          144,884
    31,900    Tenet Healthcare Corporation+         2,282,445
    30,100    UnitedHealth Group, Inc.              2,755,655
    14,200    Wellpoint Health Networks, Inc.+      1,104,902
                                                 ------------
                                                   17,086,735
                                                 ------------
    HOTELS, RESTAURANTS & LEISURE -- 1.2%
    57,400    Carnival Corporation, Class A         1,589,406
    16,900    Darden Restaurants, Inc.                417,430
    11,200    Harrah's Entertainment, Inc.+           496,720
    36,300    Hilton Hotels Corporation               504,570
     8,850    International Game Technology+          501,795
    23,800    Marriott International, Inc.            905,590
   124,400    McDonald's Corporation                3,539,180
    37,800    Starbucks Corporation+                  939,330
    19,500    Starwood Hotels & Resorts
                Worldwide, Inc.                       641,355
    11,200    Wendy's International, Inc.             446,096
    28,980    Yum! Brands, Inc.+                      847,665
                                                 ------------
                                                   10,829,137
                                                 ------------
    HOUSEHOLD DURABLES -- 0.6%
     6,400    American Greetings Corporation,
                Class A                               106,624
     7,900    Black & Decker Corporation              380,780
     6,000    Centex Corporation                      346,740

SHARES                                                  VALUE
-------------------------------------------------------------
    HOUSEHOLD DURABLES (CONTINUED)
    14,700    Fortune Brands, Inc.               $    823,200
     5,000    KB Home                                 257,550
    19,200    Leggett & Platt, Inc.                   449,280
     7,600    Maytag Corporation                      324,140
    26,097    Newell Rubbermaid, Inc.                 914,961
     5,909    Pulte Corporation                       339,649
     5,650    Snap-On, Inc.                           167,749
     8,300    Stanley Works                           340,383
     5,700    Tupperware Corporation                  118,503
     6,600    Whirlpool Corporation                   431,376
                                                 ------------
                                                    5,000,935
                                                 ------------
    HOUSEHOLD PRODUCTS -- 2.0%
    22,524    Clorox Company                          931,367
    53,500    Colgate-Palmolive Company             2,677,675
    50,794    Kimberly-Clark Corporation            3,149,228
   127,100    Procter & Gamble Company             11,350,030
                                                 ------------
                                                   18,108,300
                                                 ------------
    INDUSTRIAL CONGLOMERATES -- 4.0%
    38,100    3M Company                            4,686,300
   972,300    General Electric Company             28,245,315
    13,700    Textron, Inc.                           642,530
   195,366    Tyco International Ltd.               2,639,395
                                                 ------------
                                                   36,213,540
                                                 ------------
    INSURANCE -- 4.5%
    25,700    ACE Ltd.                                812,120
    50,700    AFLAC, Inc.+                          1,622,400
    69,420    Allstate Corporation                  2,567,152
   255,678    American International Group,
                Inc.                               17,444,910
    26,625    Aon Corporation                         784,905
    16,799    Chubb Corporation                     1,189,369
    15,900    Cincinnati Financial Corporation        739,827
    33,898    Conseco, Inc.+                           67,796
    24,200    Hartford Financial Services
                Group, Inc.                         1,439,174
    14,725    Jefferson-Pilot Corporation             692,075
    28,800    John Hancock Financial Services,
                Inc.                                1,013,760
    18,300    Lincoln National Corporation            768,600
    18,500    Loews Corporation                       980,315
    26,800    Marsh & McLennan Companies, Inc.      2,588,880
    14,500    MBIA, Inc.                              819,685
    69,000    MetLife, Inc.                         1,987,200
    10,300    MGIC Investment Corporation             698,340
    21,500    Progressive Corporation               1,243,775
    12,500    SAFECO Corporation                      386,125
    20,358    St. Paul Companies, Inc.                792,333
    11,900    Torchmark, Inc.                         454,580
    23,796    UnumProvident Corporation               605,608
    13,250    XL Capital Ltd., Class A              1,122,275
                                                 ------------
                                                   40,821,204
                                                 ------------

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    INTERNET SOFTWARE & SERVICES -- 0.1%
    58,500    Yahoo!, Inc.+                      $    863,460
                                                 ------------
    IT CONSULTING & SERVICES -- 0.3%
    16,700    Computer Sciences Corporation+          798,260
    46,900    Electronic Data Systems
                Corporation                         1,742,335
    31,500    Unisys Corporation+                     283,500
                                                 ------------
                                                    2,824,095
                                                 ------------
    LEISURE EQUIPMENT & PRODUCTS -- 0.2%
     8,800    Brunswick Corporation                   246,400
    28,500    Eastman Kodak Company                   831,345
    16,950    Hasbro, Inc.                            229,842
    42,711    Mattel, Inc.                            900,348
                                                 ------------
                                                    2,207,935
                                                 ------------
    MACHINERY -- 1.1%
    33,600    Caterpillar, Inc.                     1,644,720
     4,100    Cummins Engine, Inc.                    135,710
    14,800    Danaher Corporation                     981,980
    23,300    Deere & Company                       1,116,070
    19,800    Dover Corporation                       693,000
     6,900    Eaton Corporation                       501,975
    29,979    Illinois Tool Works, Inc.             2,047,566
    16,550    Ingersoll-Rand Company, Class A         755,673
     8,900    ITT Industries, Inc.                    628,340
     5,880    Navistar International
                Corporation                           188,160
    11,360    PACCAR, Inc.                            504,270
    12,033    Pall Corporation                        249,685
    11,550    Parker-Hannifin Corporation             551,974
                                                 ------------
                                                    9,999,123
                                                 ------------
    MEDIA -- 3.4%
   435,650    AOL Time Warner, Inc.+                6,408,412
    59,963    Clear Channel Communications+         1,920,015
    92,500    Comcast Corporation, Class A
                (non-voting)+                       2,205,200
   199,608    Disney (Walt) Company                 3,772,591
     8,200    Dow Jones & Company, Inc.               397,290
    26,100    Gannett Company, Inc.                 1,980,990
    37,400    Interpublic Group of Companies,
                Inc.                                  926,024
     8,200    Knight-Ridder, Inc.                     516,190
    19,000    McGraw-Hill, Inc.                     1,134,300
     4,900    Meredith Corporation                    187,915
    14,800    New York Times Company, Class A         762,200
    18,300    Omnicom, Inc.                           838,140
    10,900    TMP Worldwide, Inc.+                    234,350
    29,500    Tribune Company                       1,283,250
    22,360    Univision Communications, Inc.+         702,104
   172,966    Viacom, Inc., Class B+                7,674,501
                                                 ------------
                                                   30,943,472
                                                 ------------
    METALS & MINING -- 0.9%
    31,450    Alcan Aluminum Ltd.                   1,180,004
    82,836    Alcoa, Inc.                           2,746,013

SHARES                                                  VALUE
-------------------------------------------------------------
    METALS & MINING (CONTINUED)
     7,913    Allegheny Technologies, Inc.       $    125,025
    52,927    Barrick Gold Corporation              1,005,084
    14,100    Freeport McMoRan Copper & Gold,
                Class B+                              251,685
    17,800    Inco Ltd.+                              402,992
    38,305    Newmont Mining Corporation            1,008,571
     7,600    Nucor Corporation                       494,304
     8,715    Phelps Dodge Corporation                359,058
    32,300    Placer Dome, Inc.                       362,083
     9,940    United States Steel Corporation         197,707
     8,325    Worthington Industries, Inc.            150,682
                                                 ------------
                                                    8,283,208
                                                 ------------
    MULTILINE RETAIL -- 4.1%
    11,380    Big Lots, Inc.+                         223,958
    44,434    Costco Wholesale Corporation+         1,716,041
     8,200    Dillard's, Inc.                         215,578
    32,581    Dollar General Corporation              620,016
    16,900    Family Dollar Stores, Inc.              595,725
    19,700    Federated Department Stores+            782,090
    32,900    Kohl's Corporation+                   2,305,632
    28,050    May Department Stores Company           923,687
    13,200    Nordstrom, Inc.                         298,980
    26,200    Penney (J.C.) Company, Inc.             576,924
    30,800    Sears, Roebuck & Company              1,672,440
    88,700    Target Corporation                    3,379,470
   435,200    Wal-Mart Stores, Inc.                23,940,352
                                                 ------------
                                                   37,250,893
                                                 ------------
    MULTI-UTILITIES & UNREGULATED POWER -- 0.4%
    52,300    AES Corporation                         283,466
    36,600    Calpine Corporation+                    257,298
    81,140    Duke Energy Corporation               2,523,454
    35,300    Dynegy, Inc., Class A                   254,160
    39,293    Mirant Corporation+                     286,839
    50,527    Williams Companies, Inc.                302,657
                                                 ------------
                                                    3,907,874
                                                 ------------
    OFFICE ELECTRONICS -- 0.1%
    70,400    Xerox Corporation                       490,688
                                                 ------------
    OIL & GAS -- 6.7%
     8,700    Amerada Hess Corporation                717,750
    24,320    Anadarko Petroleum Corporation        1,198,976
    14,030    Apache Corporation                      806,444
     6,800    Ashland, Inc.                           275,400
    19,665    Burlington Resources, Inc.              747,270
   104,411    ChevronTexaco Corporation             9,240,374
    61,326    Conoco, Inc.                          1,704,863
    15,272    Devon Energy Corporation                752,604
    11,400    EOG Resources, Inc.                     452,580
   663,496    Exxon Mobil Corporation              27,150,256
     9,837    Kerr-McGee Corporation                  526,771
    30,300    Marathon Oil Corporation                821,736
    36,700    Occidental Petroleum Corporation      1,100,633

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    OIL & GAS (CONTINUED)
    37,460    Phillips Petroleum Company         $  2,205,645
   207,800    Royal Dutch Petroleum Company,
                NYR                                11,485,106
     7,500    Sunoco, Inc.                            267,225
    23,900    Unocal Corporation                      882,866
                                                 ------------
                                                   60,336,499
                                                 ------------
    PAPER & FOREST PRODUCTS -- 0.6%
     5,700    Boise Cascade Corporation               196,821
    22,560    Georgia-Pacific Group                   554,525
    47,209    International Paper Company           2,057,368
    10,200    Louisiana-Pacific Corporation           108,018
    19,548    MeadWestvaco Corporation                656,031
    21,350    Weyerhaeuser Company                  1,363,197
                                                 ------------
                                                    4,935,960
                                                 ------------
    PERSONAL PRODUCTS -- 0.6%
     5,700    Alberto-Culver Company, Class B         272,460
    23,100    Avon Products, Inc.                   1,206,744
   103,420    Gillette Company                      3,502,835
                                                 ------------
                                                    4,982,039
                                                 ------------
    PHARMACEUTICALS -- 9.2%
   152,700    Abbott Laboratories                   5,749,155
    12,600    Allergan, Inc.                          841,050
   189,640    Bristol-Myers Squibb Company          4,873,748
    17,500    Forest Laboratories, Inc.+            1,239,000
   294,651    Johnson & Johnson                    15,398,461
    24,283    King Pharmaceuticals, Inc.+             540,297
   110,000    Lilly (Eli) & Company                 6,204,000
   221,600    Merck & Company, Inc.                11,221,824
   610,925    Pfizer, Inc.                         21,382,375
   126,479    Pharmacia Corporation                 4,736,639
   143,400    Schering-Plough Corporation           3,527,640
    10,400    Watson Pharmaceuticals, Inc.+           262,808
   129,800    Wyeth                                 6,645,760
                                                 ------------
                                                   82,622,757
                                                 ------------
    REAL ESTATE -- 0.4%
    40,800    Equity Office Properties Trust        1,228,080
    26,900    Equity Residential Properties
                Trust                                 773,375
    18,100    Plum Creek Timber Company, Inc.         555,670
    17,200    Simon Property Group, Inc.              633,648
                                                 ------------
                                                    3,190,773
                                                 ------------
    ROAD & RAIL -- 0.5%
    37,489    Burlington Northern Santa Fe          1,124,670
    20,800    CSX Corporation                         729,040
    38,000    Norfolk Southern Corporation            888,440
    24,600    Union Pacific Corporation             1,556,688
                                                 ------------
                                                    4,298,838
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.2%
    33,400    Advanced Micro Devices, Inc.+      $    324,648
    37,600    Altera Corporation+                     511,360
    35,700    Analog Devices, Inc.+                 1,060,290
   160,300    Applied Materials, Inc.+              3,048,906
    29,300    Applied Micro Circuits
                Corporation+                          138,589
    26,300    Broadcom Corporation, Class A+          461,302
   654,100    Intel Corporation                    11,950,407
    18,500    KLA-Tencor Corporation+                 813,815
    31,100    Linear Technology Corporation           977,473
    36,200    LSI Logic Corporation+                  316,750
    31,599    Maxim Integrated Products, Inc.+      1,211,190
    58,900    Micron Technology, Inc.+              1,190,958
    17,500    National Semiconductor
                Corporation+                          510,475
    14,200    Novellus Systems, Inc.+                 482,800
    14,600    NVIDIA Corporation+                     250,828
    16,300    PMC-Sierra, Inc.+                       151,101
     9,100    QLogic Corporation+                     346,710
    17,900    Teradyne, Inc.+                         420,650
   169,700    Texas Instruments, Inc.               4,021,890
    19,600    Vitesse Semiconductor
                Corporation+                           60,956
    32,800    Xilinx, Inc.+                           735,704
                                                 ------------
                                                   28,986,802
                                                 ------------
    SOFTWARE -- 4.5%
    23,500    Adobe Systems, Inc.                     669,750
    11,200    Autodesk, Inc.                          148,400
    23,757    BMC Software, Inc.+                     394,366
    17,800    Citrix Systems, Inc.+                   107,512
    56,575    Computer Associates
                International, Inc.                   898,977
    36,500    Compuware Corporation+                  221,555
    20,700    Intuit+                               1,029,204
     8,200    Mercury Interactive Corporation+        188,272
   529,800    Microsoft Corporation+               28,980,060
    35,500    Novell, Inc.+                           113,955
   537,200    Oracle Systems Corporation+           5,087,284
    25,500    Parametric Technology
                Corporation+                           87,465
    30,387    PeopleSoft, Inc.+                       452,158
    19,000    Rational Software Corporation+          155,990
    46,300    Siebel Systems, Inc.+                   658,386
    40,000    VERITAS Software Corporation+           791,600
                                                 ------------
                                                   39,984,934
                                                 ------------
    SPECIALTY RETAIL -- 2.4%
    10,300    AutoZone, Inc.+                         796,190
    28,600    Bed Bath & Beyond, Inc.+              1,079,364
    31,350    Best Buy Company, Inc.+               1,138,005
    20,500    Circuit City Stores -- Circuit
                City Group                            384,375
    84,787    Gap, Inc.                             1,203,975
   230,419    Home Depot, Inc.                      8,463,290
    50,764    Limited, Inc.                         1,081,273
    76,040    Lowes Companies, Inc.                 3,452,216
    30,200    Office Depot, Inc.+                     507,360

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    SPECIALTY RETAIL (CONTINUED)
    17,000    RadioShack Corporation             $    511,020
    14,900    Sherwin-Williams Company                445,957
    45,750    Staples, Inc.+                          901,275
    14,300    Tiffany & Company                       503,360
    52,800    TJX Companies, Inc.                   1,035,408
    20,550    Toys R Us, Inc.+                        359,009
                                                 ------------
                                                   21,862,077
                                                 ------------
    TEXTILES, APPAREL & LUXURY GOODS -- 0.3%
    12,600    Jones Apparel Group, Inc.+              472,500
    10,400    Liz Claiborne, Inc.                     330,720
    26,300    NIKE, Inc., Class B                   1,410,995
     5,800    Reebok International Ltd.+              171,100
    10,800    V.F. Corporation                        423,468
                                                 ------------
                                                    2,808,783
                                                 ------------
    TOBACCO -- 1.1%
   209,300    Philip Morris Companies, Inc.         9,142,224
    16,500    UST, Inc.                               561,000
                                                 ------------
                                                    9,703,224
                                                 ------------
    TRADING COMPANIES & DISTRIBUTORS -- 0.1%
    17,025    Genuine Parts Company                   593,662
     9,200    Grainger (W.W.), Inc.                   460,920
                                                 ------------
                                                    1,054,582
                                                 ------------
    WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
   264,813    AT&T Wireless Services, Inc.+         1,549,156
    79,700    NEXTEL Communications, Inc.+            255,837
    97,100    Sprint PCS+                             434,037
                                                 ------------
                                                    2,239,030
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $792,519,812)                             889,410,830
                                                 ------------
PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
U.S. TREASURY BILL -- 0.5%
  (Cost $4,187,576)
$4,200,000    1.805%++ due 8/29/2002**           $  4,187,576
                                                 ------------
REPURCHASE AGREEMENT -- 0.6%
  (Cost $5,693,000)
 5,693,000    Agreement with State Street Bank
                and Trust Company,
                1.850% dated 06/28/2002, to be
                repurchased at $5,693,878 on
                07/01/2002, collateralized by
                $5,095,000 U.S. Treasury Note,
                6.500% maturing 2/15/2010
                (value $5,808,300)                  5,693,000
                                                 ------------

TOTAL INVESTMENTS
  (Cost $802,400,388*)                100.1%      899,291,406
OTHER ASSETS AND LIABILITIES (NET)     (0.1)       (1,000,027)
                                      -----      ------------
NET ASSETS                            100.0%     $898,291,379
                                      =====      ============

------------
 * Aggregate cost for Federal tax purposes is $810,769,388.
** Security pledged as collateral for futures contracts.
 + Non-income producing security.
++ Rate represents annualized yield at date of purchase.
 # Amount represents less than 0.1% of net assets.

ABBREVIATION:
NYR -- New York Registered Shares

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 99.0%
    ARGENTINA -- 0.1%
     1,100    Alpargatas S.A.I.C., ADR+          $          0
     3,600    Banco Rio de la Plata SA                  1,279
     1,256    BBVA Banco Frances SA, ADR                1,821
    16,800    Corporacion Mapfre, ADR                  26,547
     7,200    Pecom Energia SA, ADR+                   22,326
     2,700    Perez Companc SA, ADR                    15,390
     1,800    Siderca SAIC, ADR+                       28,458
       974    Telefonica de Argentina, ADR              3,331
                                                 ------------
                                                       99,152
                                                 ------------
    AUSTRALIA -- 3.1%
     3,550    Amcor Ltd., ADR                          65,320
       820    Ansell Ltd., ADR+                        11,697
     5,550    Australia & New Zealand Bank, ADR       301,087
    34,258    BHP Ltd., ADR                           404,244
     2,500    Boral Ltd., ADR                          21,052
     2,300    Burns, Philip & Company Ltd., ADR         5,036
     6,400    Coca-Cola Amatil Ltd., ADR               45,844
     2,600    Coles Myer Ltd., ADR                     80,730
     4,100    CSR Ltd., ADR                            58,830
    38,000    Foster's Brewing Group Ltd., ADR        100,689
     8,652    Goldfields Ltd., ADR                     97,075
     5,600    Goodman Fielder Ltd., ADR                21,000
     1,600    James Hardie Industries NV, ADR          29,296
     8,000    Lend Lease Corporation Ltd., ADR         47,480
     1,000    Lihir Gold Ltd., ADR+                    15,099
    18,450    M.I.M. Holdings Ltd., ADR                26,930
     2,900    Mayne Nickless Ltd., ADR                 33,699
       400    Metal Storm Ltd., ADR+                    4,536
     5,500    National Australia Bank Ltd., ADR       546,755
     5,300    Newcrest Mining Ltd., ADR                22,553
     9,700    News Corporation Ltd., ADR              222,421
     1,850    Oil Search Ltd., ADR+                     8,412
     2,170    Rio Tinto Ltd., ADR                     163,334
     2,600    Santos Ltd., ADR                         38,321
       400    Simsmetal Ltd., ADR                       6,081
       600    Sons of Gwalia, ADR                      10,189
     2,600    Southcorp Holdings Ltd., ADR             38,752
     4,400    St. George Bank Ltd., ADR                96,283
       700    TABCORP Holdings Ltd., ADR               49,120
    23,700    Telstra Corporation Ltd., ADR           315,210
     6,500    Westpac Banking Ltd., ADR               294,450
     4,900    WMC Ltd., ADR                           100,891
    12,300    Woodside Petroleum Ltd., ADR             93,700
                                                 ------------
                                                    3,376,116
                                                 ------------
    AUSTRIA -- 0.2%
       597    Boehler-Uddeholm AG, ADR                  9,593
       900    Erste Bank der oesterreichischen
                Sparkassen AG, ADR                     32,094
     3,220    EVN-Energie Versorgung
                Niederoesterreich AG                   30,443
     1,500    Flughafen Wien AG                        12,889

SHARES                                                  VALUE
-------------------------------------------------------------
    AUSTRIA (CONTINUED)
       800    Mayr-Melnhof Karton AG, ADR        $     14,425
     2,400    OMV AG, ADR                              47,169
     1,500    Telekom Austria AG, ADR+                 24,000
     2,700    VA Technologie AG, ADR                    7,136
     6,050    Wienerberger Baustoffindustrie
                AG, ADR                                21,212
                                                 ------------
                                                      198,961
                                                 ------------
    BAHAMAS -- 0.0%#
       500    Sun International Hotels Ltd.            12,390
       700    Teekay Shipping Corporation              25,837
                                                 ------------
                                                       38,227
                                                 ------------
    BELGIUM -- 0.2%
     1,600    Delhaize Le Lion SA, ADR                 74,528
     1,500    Solvay SA, ADR                          107,997
                                                 ------------
                                                      182,525
                                                 ------------
    BERMUDA -- 0.3%
     7,750    Accenture Ltd., Class A+                147,250
       500    Annuity and Life Re (Holdings)
                Ltd.                                    9,045
       850    IPC Holdings Ltd.                        25,959
       300    Knightsbridge Tankers Ltd.                4,317
     2,074    Marvell Technology Group Ltd.+           41,252
       700    Max Re Capital Ltd.                       9,450
       500    Orient-Express Hotel Ltd.+                8,565
       900    PartnerRe Ltd.                           44,055
     1,200    RenaissanceRe Holdings Ltd.              43,920
       300    Scottish Annuity & Life Holdings
                Ltd.                                    5,724
     1,100    Varitronix International Ltd.,
                ADR                                     3,402
       800    W.P. Stewart & Company Ltd.              20,416
                                                 ------------
                                                      363,355
                                                 ------------
    BRAZIL -- 1.2%
       925    Aracruz Celulose SA, ADR                 18,500
     2,500    Banco Bradesco SA, ADR                   49,375
     1,740    Banco Itau SA, ADR                       48,720
       740    Brasil Telecom Participacoes SA,
                ADR                                    20,949
     1,600    Brasil Telecom SA, ADR                   18,800
     1,628    Cemig-Companhia Energetica de
                Minas, ADR                             18,176
     3,000    Centrais Eletricas Brasileiras
                SA, ADR                                14,156
    16,700    Centrais Eletricas Brasileiras
                SA, ADR                                86,123
     4,000    Companhia de Bebidas das
                Americas, ADR                          62,160
     2,800    Companhia de Bebidas das Americas
                CM                                     39,900
     2,600    Companhia Paranaense de Energia-
                Copel, ADR                             10,353
     1,300    Companhia Siderurgica Nacional,
                ADR                                    20,592
     4,350    Companhia Vale do Rio Doce, ADR+        118,577

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    BRAZIL (CONTINUED)
     2,200    Continental AG, ADR                $     38,893
       400    Copene - Petroquimica do Nordeste
                SA, ADR                                 2,880
     2,091    Embraer Empresa Brasileira de
                Aeronautica SA, ADR                    44,748
     3,700    Embratel Participacoes SA, ADR            1,480
     1,300    Gerdau SA, ADR                           13,585
       280    Net Servicos De Comunicacao, ADR+         1,680
     2,000    Panamerican Beverages, Inc.              28,500
       300    Perdigao SA, ADR                          3,060
     1,000    Petrobras Distribuidora SA, ADR           7,709
     8,400    Petroleo Brasileiro
                SA - Petrobras, ADR                   145,284
    11,700    Petroleo Brasileiro
                SA - Petrobras, ADR                   220,662
       420    Tele Celular Sul Participacoes
                SA, ADR                                 4,628
     1,433    Tele Centro Oeste Celular
                Participacoes SA, ADR                   6,348
       200    Tele Nordeste Celular
                Participacoes SA, ADR                   3,840
     4,737    Tele Norte Leste Participacoes
                SA, ADR                                47,133
       940    Tele Sudeste Celular
                Participacoes SA, ADR                  10,810
     3,700    Telecomunicacoes Brasileiras SA,
                ADR                                    83,916
       200    Telemig Celular Participacoes SA,
                ADR                                     4,140
     6,100    Telesp - Telecomunicacoes de Sao
                Paulo SA, ADR                          72,956
     2,080    Telesp Celular Participacoes SA,
                ADR                                     8,237
     1,610    Tractebel Energia SA, ADR                11,749
       700    Tractebel Energia SA, ADR                 3,929
       600    Votorantim Celulose e Papel SA,
                ADR                                    11,041
                                                 ------------
                                                    1,303,589
                                                 ------------
    CANADA -- 4.5%
     1,000    Aber Diamond Corporation+                18,189
     8,100    Abitibi-Consolidated, Inc.               74,763
     1,200    Agnico Eagle Mines Ltd.                  17,484
     2,200    Agrium, Inc.                             20,680
       700    Alliance Atlantis Communications
                Corporation+                            8,680
       300    Angiotech Pharmaceuticals, Inc.+         11,067
     1,800    AT&T Canada, Inc.+                       57,222
     4,100    ATI Technologies, Inc.+                  28,331
       750    Axcan Pharma, Inc.+                      11,205
     1,800    Ballard Power Systems, Inc.+             29,628
     9,100    Bank of Montreal                        214,760
    14,964    BCE, Inc.                               260,673
       900    Biomira, Inc.+                            2,502
     2,800    Biovail Corporation+                     81,088

SHARES                                                  VALUE
-------------------------------------------------------------
    CANADA (CONTINUED)
       900    Boardwalk Equities, Inc.           $      8,910
     3,050    Brascan Corporation                      70,089
     2,900    Brookfield Properties Corporation        58,290
     1,000    Cameco Corporation                       25,650
     2,800    Canada Life Financial Corporation        68,796
     6,800    Canadian Imperial Bank of
                Commerce                              216,784
     3,400    Canadian National Railway Company       176,120
     2,100    Canadian Natural Resources Ltd.          71,925
     3,400    Celestica, Inc.+                         77,214
     6,300    CGI Group, Inc.+                         28,728
     1,500    Cognos, Inc.+                            33,285
     1,500    Corel+                                    1,365
       700    Corus Entertainment, Inc.+               12,341
     1,100    Cott Corporation+                        20,889
     2,850    CP Railway Ltd.                          69,882
     1,625    CP Ships Ltd.+                           16,575
       900    Creo Products, Inc.+                      9,053
       600    Decoma International, Inc.                6,732
     4,000    Domatar, Inc.                            47,120
       500    Dorel Industries, Inc.+                  12,410
         2    Dreco Energy Services Ltd.+                  43
     1,700    Emera, Inc.                              19,208
     2,900    Enbridge, Inc.                           91,002
     4,720    Encana Corp                             144,432
       200    Fahnestock Viner Holdings, Inc.           4,400
     1,425    Fairmont Hotels & Resorts, Inc.          36,736
       200    FirstService Corporation+                 5,054
       911    Fording, Inc.                            17,318
       500    Four Seasons Hotels, Inc.                23,450
       400    Gildan Activewear, Inc., Class A+         9,016
     3,000    Goldcorp, Inc.                           29,850
       700    GSI Lumonics, Inc.+                       5,390
       300    Hummingbird Ltd.+                         5,877
     1,400    Hurricane Hydrocarbons Ltd.,
                Class A                                13,090
       800    Hydrogenics Corporation+                  2,792
     1,800    Imperial Oil Ltd.                        56,142
       400    InterTAN, Inc.+                           4,460
       600    Intertape Polymer Group, Inc.+            6,966
       800    Intrawest Corporation                    13,584
       850    Ipsco, Inc.                              13,625
     2,500    Ivanhoe Energy, Inc.+                     3,128
       900    Kingsway Financial Services,
                Inc.+                                  10,170
       830    Magna Entertainment Corporation+          5,802
     1,400    Magna International                      96,390
     8,900    Manulife Financial Corporation          254,540
       900    Masonite International
                Corporation+                           16,623
     2,500    Mds, Inc.                                40,475
     2,300    Methanex Corporation+                    18,998
     2,000    Moore Corporation Ltd.+                  22,960
     2,100    Nexen, Inc.                              57,435
     4,200    Noranda, Inc.                            52,960
       900    North American Palladium Ltd.+            5,265
     1,550    NOVA Chemicals Corporation               34,937
       400    Open Text Corporation+                    7,844

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    CANADA (CONTINUED)
       300    Optimal Robotics Corporation,
                Class A+                         $      2,187
     4,600    Petro-Canada                            130,042
       900    Potash Corporation of
                Saskatchewan                           60,030
     3,500    Power Corporation of Canada              92,069
       900    Precision Drilling Corporation+          31,266
     1,200    QLT Photo-Therapeutics, Inc.+            16,020
     1,500    Quebecor World, Inc.                     40,425
     1,400    Research In Motion Ltd.+                 15,932
       300    Ritchie Bros. Auctioneers, Inc.+          9,363
     2,700    Rogers Communications, Inc.,
                Class B                                24,678
       900    Rogers Wireless Communications,
                Inc.+                                   6,939
    12,500    Royal Bank of Canada                    435,000
     1,300    Royal Group Technologies Ltd.+           27,248
     3,900    Shaw Communications, Inc.                43,680
    11,400    Sun Life Financial Services of
                Canada                                249,204
     7,800    Suncor Energy, Inc.                     139,308
       700    Supersol Ltd.                            11,137
     2,370    Talisman Energy, Inc.                   107,005
     3,220    Teck Cominco Ltd., Class B               29,153
     2,115    TELUS Corporation                        14,382
     1,500    Tembec, Inc.+                            14,223
       600    Tesco Corporation                         6,698
       300    Tesma International, Inc., Class
                A                                       6,870
       900    The Descartes Systems Group,
                Inc.+                                   2,736
    11,800    The Toronto-Dominion Bank               277,300
     1,400    The Westaim Corporation+                  3,457
     8,852    TransCanada PipeLines Ltd.              135,613
     3,100    Turbo Genset, Inc., Class A+              1,449
       100    Wescast Industries, Inc.                  3,540
     2,200    Zarlink Semiconductor, Inc.+             11,198
                                                 ------------
                                                    4,946,544
                                                 ------------
    CAYMAN ISLANDS -- 0.1%
       700    02Micro International Ltd.+               7,245
       600    Apex Silver Mines Ltd.+                   8,700
     1,900    Garmin Ltd.+                             41,895
     2,000    Xcelera, Inc.+                            1,700
                                                 ------------
                                                       59,540
                                                 ------------
    CHILE -- 0.3%
       400    AFP Provida, ADR                          9,360
       689    Banco de Chile, ADR                      11,231
     2,000    Banco Santander Chile, ADR               26,000
     1,700    Banco Santiago SA, ADR                   29,495
       600    BBVA Banco BHIF, ADR                      6,900
     1,100    Compania Cervecerias Unidas SA,
                ADR                                    16,885
     3,875    Compania de Telecomunicaciones de
                Chile SA, ADR+                         47,469
       350    Cristalerias de Chile, ADR                5,775
     1,600    Distribucion y Servicio D&S SA,
                ADR                                    19,024

SHARES                                                  VALUE
-------------------------------------------------------------
    CHILE (CONTINUED)
     1,100    Embotelladora Andina SA, ADR       $      7,865
     1,100    Embotelladora Andina SA, ADR              6,820
     5,100    Empresa Nacional Electricidad SA,
                ADR                                    40,749
     2,960    Enersis SA, ADR                          17,138
     1,842    Gener SA, ADR                            13,483
     1,100    Linea Aerea Nacional Chile SA,
                ADR                                     5,654
       500    Maderas Y Sintelicos Sociedad
                (Masisa), ADR                           4,150
       200    Quimica Minera Chile SA, ADR              4,436
     1,900    Quinenco SA, ADR+                         9,263
       300    Sociedad Quimica y Minera de
                Chile SA, ADR, Class A                  8,100
       300    Vina Concha Y Toro SA, ADR                9,930
                                                 ------------
                                                      299,727
                                                 ------------
    CHINA/HONG KONG -- 3.3%
       500    Aluminum Corporation of China
                Ltd., ADR                               9,550
       900    APT Satellite Holdings Ltd., ADR          2,610
     2,400    ASAT Holdings Ltd., ADR+                  2,880
       700    Asia Satellite Telecommunications
                Holdings Ltd., ADR                     11,060
       700    AsiaInfo Holdings, Inc., ADR+             9,275
    26,648    Bank East Asia Ltd., ADR                 53,640
       600    Brilliance China Automotive
                Holdings Ltd., ADR                      8,580
    12,300    Cathay Pacific Airways, ADR              94,224
    68,800    China Mobile (Hong Kong) Ltd.,
                ADR+                                1,005,856
     3,000    China Petroleum & Chemical
                Corporation (Sinopec), ADR             52,800
       400    China Southern Airlines Company
                Ltd., ADR+                              8,080
    23,200    China Unicom Ltd., ADR+                 178,640
     1,800    chinadotcom Corporation+                  4,896
     8,100    Citic Pacific Ltd., ADR                  87,753
    44,500    CLP Holdings Ltd., ADR                  176,865
     5,450    Dairy Farm International Ltd.,
                ADR+                                   23,708
       679    Egana International Holdings
                Ltd.                                    5,452
    11,600    First Pacific Company Ltd., ADR          10,856
       500    Guangshen Railway Company Ltd.,
                ADR                                     4,575
    35,300    Hang Seng Bank Ltd., ADR                377,904
    31,800    Henderson Land Development
                Company Ltd., ADR                     132,097
   105,248    Hong Kong and China Gas Ltd., ADR       153,630
    39,500    Hong Kong Electric Holdings Ltd.,
                ADR                                   147,623
     8,500    Hong Kong Land Holdings, ADR             68,425
    16,200    Hopewell Holdings Ltd., ADR              11,008
       700    Huaneng Power International, ADR         22,554
     9,500    Hysan Development Ltd., ADR              18,392

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    CHINA/HONG KONG (CONTINUED)
    11,600    Jardine Matheson & Company Ltd.,
                ADR                              $     68,730
     9,750    Jardine Strategic Holding, ADR           56,940
     6,800    Johnson Electric Holdings, ADR           80,644
     1,600    Mandarin Oriental International
                Ltd., ADR                               7,920
    19,900    New World Development Company
                Ltd., ADR                              31,637
    42,695    Pacific Century CyberWorks Ltd.,
                ADR+                                   95,210
     3,100    Petrochina Company Ltd., ADR             68,076
     6,450    SCMP Group Ltd., ADR                     18,710
       767    Shanghai Chlor-Alkali Chemical
                Company, ADR+                           4,909
     3,450    Shuntak Holdings Ltd., ADR                6,970
       400    Sinopec Shanghai Petrochemical
                Company Ltd., ADR                       6,080
    44,400    Sun Hung Kai Properties Ltd., ADR       337,280
    16,400    Swire Pacific Ltd.                       83,896
     3,900    Television Broadcasts Ltd., ADR          33,201
       400    Yanzhou Coal Mining Company Ltd.,
                ADR                                     7,380
                                                 ------------
                                                    3,590,516
                                                 ------------
    DENMARK -- 0.5%
    13,500    Danske Bank AS, ADR                     248,581
     5,350    Novo Nordisk AS, ADR+                   176,015
     8,000    TDC A/S, ADR                            113,440
                                                 ------------
                                                      538,036
                                                 ------------
    FINLAND -- 1.6%
       900    American Group Ltd., ADR                 14,666
       850    Instrumentarium Corporation, ADR         19,975
     2,362    Metso Oyj, ADR                           30,824
    87,800    Nokia Oyj, ADR                        1,271,344
    20,620    Sonera Oyj, ADR+                         76,500
    13,200    Stora Enso Oyj, ADR                     174,900
     4,600    UPM-Kymmene Oyj, ADR                    181,378
                                                 ------------
                                                    1,769,587
                                                 ------------
    FRANCE -- 7.2%
     7,400    Accor SA, ADR                           150,079
       700    ActivCard SA, ADR+                        4,445
    22,593    Alcatel Alsthom Cie Generale
                D'Electric, ADR                       160,636
     1,800    Alcatel Optronics, ADR                    3,240
     3,800    Alstom, ADR                              40,280
    17,000    Altran Technologies SA, ADR              49,530
    14,678    Aventis SA, ADR                       1,033,772
       600    Bouygues Offshore SA, ADR                17,790
     1,100    Business Objects SA, ADR+                30,910
    11,700    Canal Plus, ADR                           8,366
     1,300    Ciments Francais SA, ADR                 31,950

SHARES                                                  VALUE
-------------------------------------------------------------
    FRANCE (CONTINUED)
     2,169    Clarins SA, ADR                    $     25,085
     1,000    Companie Generale de Geophysique
                SA, ADR+                                6,800
     2,000    Dassault Systemes SA, ADR                89,500
    21,300    France Telecom SA, ADR                  199,794
     5,400    Gemplus International SA, ADR+           15,876
       500    Genesys SA, ADR+                          1,350
    13,000    Groupe Danone, ADR                      357,110
     5,400    Havas Advertising SA, ADR                32,891
     9,281    L'Air Liquide SA, ADR                   285,625
     9,666    Lafarge SA, ADR                         241,940
     2,500    Lagardere Group, ADR                    108,244
    45,300    Louis Vuitton Moet Hennessy, ADR        457,077
     2,900    Pechiney SA, ADR                         66,410
     3,950    Pernod Ricard, ADR                       96,748
     4,575    PSA Peugeot Citroen, ADR                237,441
     2,450    Publicis Groupe, ADR                     66,885
     3,200    Rhodia SA, ADR                           28,000
       700    Scor SA, ADR                             21,315
     2,400    Sidel SA, ADR+                           19,851
    39,200    Societe Generale, ADR                   516,456
     2,800    Sodexho Alliance SA, ADR+               103,600
    18,900    Suez SA, ADR                            506,520
     1,875    Technip-Coflexip SA, ADR+                49,687
     3,100    Thales SA, ADR                          131,650
     4,940    Thomson Multimedia, ADR+                115,349
    26,205    TotalFinaElf SA, ADR                  2,119,984
     2,900    Valeo SA                                 60,290
     2,300    Vivendi Environnement, ADR               70,955
    20,100    Vivendi Universal SA, ADR               432,150
       300    Wavecom SA, ADR+                         12,240
                                                 ------------
                                                    8,007,821
                                                 ------------
    GERMANY -- 7.4%
    32,700    Allianz AG, ADR                         650,730
    10,800    BASF AG, ADR                            502,200
    12,700    Bayer AG, ADR                           402,626
     7,160    Bayerische Hypo- und Vereinsbank
                AG, ADR                               232,649
       927    Celanese AG+                             21,645
     9,900    Commerzbank AG, ADR                     150,084
    18,571    Daimler Chrysler Aerospace AG           895,679
    11,500    Deutsche Bank AG, ADR+                  799,365
     7,100    Deutsche Lufthansa AG, ADR               99,573
    77,600    Deutsche Telekom AG, ADR                722,456
       400    Dresdner Bank AG, ADR                    20,254
    12,700    E.On AG, ADR                            736,854
     1,200    Epcos AG, ADR                            39,456
     3,703    Fresenius Medical Care AG, ADR           54,915
     1,500    Henkel KGaA, ADR                         93,331
     6,400    Infineon Technologies AG, ADR            99,136
       128    Pfeiffer Vacuum Technology AG,
                ADR                                     4,785
       300    Puma AG Rudolf Dassler Sport, ADR        21,807
    10,300    RWE AG, ADR                             406,393

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    GERMANY (CONTINUED)
    23,204    SAP AG, ADR                        $    563,625
     3,500    Schering AG, ADR                        222,250
       800    Schwarz Pharma AG, ADR                   12,681
     1,100    SGL Carbon AG, ADR+                       6,622
    16,450    Siemens AG, ADR+                        977,130
       700    Vodafone AG, ADR+                       149,321
    25,700    Volkswagen AG, ADR                      249,758
                                                 ------------
                                                    8,135,325
                                                 ------------
    GHANA -- 0.0%#
     2,000    Ashanti Goldfields Company Ltd.,
                ADR+                                    9,820
                                                 ------------
    GREECE -- 0.2%
    18,600    Hellenic Telecommunication
                Organization SA (OTE), ADR            145,266
     1,300    M.J. Maillis SA, ADR+                     7,549
    21,100    National Bank of Greece SA, ADR          88,198
     1,450    STET Hellas Telecommunications
                SA, ADR                                 9,570
                                                 ------------
                                                      250,583
                                                 ------------
    HONG KONG -- 0.6%
     1,150    Beijing Enterprises Hldgs Ltd,
                ADR                                    13,122
     1,900    China Overseas Land & Investment
                Ltd., ADR                              10,718
    19,200    China Resources Enterprise Ltd.,
                ADR                                    45,047
     7,600    Cnooc Ltd., ADR                         203,756
     2,500    Giordano International Ltd., ADR         15,385
    10,700    Hang Lung Properties Ltd., ADR           61,047
    10,400    Henderson Investment Ltd., ADR           43,669
     2,900    Hong Kong Aircraft Engineering
                Company Ltd., ADR                       7,250
     1,800    i-CABLE Communications Ltd., ADR+        20,972
     6,900    Legend Holdings Ltd., ADR                50,425
     9,300    MTR Corporation Ltd., ADR               120,428
     1,600    Shanghai Industrial Holdings
                Ltd., ADR                              30,873
     2,100    SmarTone Telecommunications
                Holdings Ltd., ADR+                    11,846
    11,300    Swire Pacific Ltd., ADR, Class B         41,652
       500    Techtronic Industries Company
                Ltd., ADR                               8,526
     2,600    Wing Hang Bank Ltd., ADR                 17,234
                                                 ------------
                                                      701,950
                                                 ------------
    HUNGARY -- 0.1%
     3,700    Magyar Tavkozlesi Rt.                    59,200
                                                 ------------
    ICELAND -- 0.0%#
     1,000    Decode Genetics, Inc.+                    4,680
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    INDIA -- 0.4%
     1,400    Dr. Reddy's Laboratories Ltd.,
                ADR                              $     27,160
     1,500    HDFC Bank Ltd., ADR+                     18,568
     5,650    ICICI Bank Ltd., ADR                     39,550
     2,300    Infosys Technologies Ltd., ADR          117,760
     5,600    Mahanagar Telephone Nigam Ltd.,
                ADR+                                   32,631
     2,800    Satyam Computer Services Ltd.,
                ADR                                    29,316
     2,500    Videsh Sanchar Nigam Ltd., ADR           15,250
     4,100    Wipro Ltd., ADR                         122,877
                                                 ------------
                                                      403,112
                                                 ------------
    INDONESIA -- 0.1%
     1,600    Gulf Indonesia Resources Ltd.+           21,104
     1,783    PT Indosat, ADR                          22,270
     9,340    PT Telekomunikasi Indonesia, ADR         82,192
     7,150    PT Toba Pulp Lestari Tbk, ADR                 7
     1,100    PT Tri Polyta Indonesia, ADR+                 0
                                                 ------------
                                                      125,573
                                                 ------------
    IRELAND -- 0.8%
     8,200    Allied Irish Banks, ADR                 216,070
       600    Anglo Irish Bank Corporation Plc,
                ADR                                    38,641
     4,500    Bank of Ireland, ADR                    223,515
     9,600    CRH, ADR                                159,072
     6,500    Elan Corporation Plc, ADR+               35,555
       200    ICON Plc, ADR+                            5,700
       550    IONA Technologies Plc, ADR+               2,915
     1,900    Jefferson Smurfit Group, ADR             59,850
     1,000    Parthus Technologies Plc, ADR+            3,200
       600    Riverdeep Group Plc, ADR+                 9,336
     2,600    Ryanair Holdings Plc, ADR+               90,665
     1,000    SmartForce Plc, ADR+                      3,400
     1,300    Waterford Wedgwood Plc, ADR               7,715
                                                 ------------
                                                      855,634
                                                 ------------
    ISLE OF GURNSEY -- 0.0%#
     3,900    Amdocs Ltd.+                             29,445
                                                 ------------
    ISRAEL -- 0.3%
        69    American-Israeli Paper Mills              1,818
       700    Blue Square-Israel Ltd., ADR              8,260
     4,300    Check Point Software Technologies
                Ltd.+                                  58,308
       300    Delta-Galil Industries Ltd., ADR          2,367
     1,600    ECI Telecommunications Ltd.+              4,800
       300    ECtel Ltd.+                               3,480
       400    Elbit Medical Imaging Ltd.+               2,352
       700    Elbit Systems Ltd.                       11,592
       400    Elron Electronic Industries Ltd.+         3,280
       400    Given Imaging Ltd.+                       4,800
     1,500    Koor Industries Ltd., ADR+                7,395
       600    Lumenis Ltd.+                             2,226
       500    M-Systems Flash Disk Pioneers
                Ltd.+                                   4,152

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    ISRAEL (CONTINUED)
       300    Matav-Cable Systems Media Ltd.,
                ADR+                             $      3,000
       200    NICE-Systems Ltd., ADR+                   2,376
       600    Orbotech Ltd.+                           13,620
     3,200    Partner Communications Company
                Ltd., ADR+                             13,440
       500    Precise Software Solutions Ltd.+          4,775
       300    RADWARE Ltd.+                             2,610
       800    Scitex Corporation+                       1,696
       500    Taro Pharmaceutical Industries
                Ltd.+                                  12,260
     2,300    Teva Pharmaceutical, ADR+               153,594
       200    TTI Team Telecom International
                Ltd.+                                   3,202
                                                 ------------
                                                      325,403
                                                 ------------
    ITALY -- 3.0%
     1,572    Benetton Group SpA, ADR                  36,596
       800    De Rigo SpA, ADR                          4,728
       300    Ducati Motor Holding SpA, ADR+            4,688
    22,400    Enel SpA, ADR                           642,880
    14,800    Ente Nazionale Idrocarburi SpA        1,184,000
     8,015    Fiat SpA, ADR                           100,989
     1,100    Fila Holding SpA, ADR+                    2,200
     8,400    Luxottica Group, ADR                    159,600
     1,000    Natuzzi S P A, ADR                       15,190
    12,986    San Paolo-IMI SpA, ADR                  260,369
     9,700    Telecom Italia SpA, ADR                 757,570
     3,600    Telecom Italia SpA, ADR                 189,000
                                                 ------------
                                                    3,357,810
                                                 ------------
    JAPAN -- 14.6%
     7,400    Advantest Corporation, ADR              115,810
    14,200    All Nippon Airways Company Ltd.,
                ADR+                                   73,455
     1,500    Alps Electric Company Ltd., ADR          37,895
       440    Arisawa Manufacturing Company
                Ltd., ADR                               9,141
     3,500    Bandai Company Ltd., ADR                 31,392
       750    Belluna Co., Ltd., ADR                   14,643
    16,200    Canon, Inc., ADR                        612,846
     1,300    CSK Corporation, ADR                     46,150
     6,600    Dai'El, Inc., ADR                        19,800
     2,850    Denso Corporation, ADR                  178,149
     5,250    Eisai Company Ltd., ADR                 134,912
     9,500    Fuji Photo Film Company Ltd., ADR       299,250
     6,200    Hitachi Ltd., ADR                       397,854
    36,000    Honda Motor Company Ltd., ADR           745,560
       800    Internet Initiative Japan, Inc.,
                ADR+                                    2,609
     7,700    Ito-Yokado Ltd., ADR                    381,158
    16,500    Japan Airlines Company, ADR+             91,575
    59,100    Japan Telecom Company Ltd., ADR         169,132
     6,450    Kawasaki Heavy Industries Ltd.,
                ADR+                                   32,934
     5,900    Kawasaki Steel Corporation, ADR          76,792

SHARES                                                  VALUE
-------------------------------------------------------------
    JAPAN (CONTINUED)
     1,700    Kirin Brewery Company, ADR         $    119,000
    10,600    Kobe Steel Ltd., ADR+                    30,069
     4,250    Komatsu Ltd., ADR                        60,848
     1,200    Kubota Corporation, ADR                  74,400
     3,400    Kyocera Corporation, ADR                250,240
     2,700    Makita Corporation, ADR                  17,820
     3,200    Marui Company Ltd., ADR                  81,111
    39,500    Matsushita Electric Industrial
                Company Ltd., ADR                     546,285
     5,500    Millea Holdings, Inc., ADR              224,125
     3,500    MINEBEA Company Ltd., ADR                41,116
    14,500    Mitsubishi Corporation, ADR             209,777
   106,195    Mitsubishi Tokyo Finance Group,
                Inc., ADR+                            722,126
     1,400    Mitsui & Company Ltd., ADR              184,800
     2,600    Mitsui Sumitomo Insurance
                Company, Ltd., ADR                    139,918
    30,600    NEC Corporation, ADR                    212,670
     1,100    Nidec Corporation, ADR                   80,025
    21,000    Nintendo Company Ltd., ADR              371,700
    59,700    Nippon Telegraph & Telephone
                Corporation, ADR                    1,229,223
    41,750    Nissan Motor Company Ltd., ADR          584,918
    36,300    Nomura Holdings, Inc., ADR              533,040
    92,750    NTT DoCoMo, Inc., ADR                 2,282,847
     1,800    OJI Paper Company Ltd., ADR             102,873
     4,700    Olympus Optical Company, ADR             65,644
     2,980    Orix Corporation, ADR                   120,988
     3,200    Pioneer Corporation, ADR                 55,680
     1,400    Q.P. Corporation, ADR                    23,338
     2,500    Ricoh Company Ltd., ADR                 216,406
     6,900    Sanyo Electric Corporation, ADR         151,793
    12,700    Sega Enterprises, ADR+                   76,291
    13,100    Sekisui House Ltd., ADR                  96,292
     7,800    Shiseido Ltd., ADR                      103,995
    17,000    Sony Corporation, ADR                   902,700
     6,700    Sumitomo Metal Industries, ADR+          29,627
   105,500    Sumitomo Mitsui Banking
                Corporation, ADR                      514,935
    26,800    Sumitomo Trust & Banking Company
                Ltd., ADR                             128,795
     2,400    TDK Corporation, ADR                    113,664
     2,500    Toray Industries, Inc., ADR              66,955
    33,770    Toyota Motor Corporation, ADR         1,789,810
     2,300    Trend Micro, Inc., ADR+                  63,112
       500    Wacoal Corporation, ADR                  20,850
                                                 ------------
                                                   16,110,863
                                                 ------------
    KOREA -- 1.1%
     5,200    Hanaro Telecom, Inc., ADR+               18,044
     5,694    Kookmin Bank, ADR                       279,860
    23,700    Korea Electric Power Corporation,
                ADR                                   248,139
    11,500    KT Corporation, ADR                     248,975

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    KOREA (CONTINUED)
     6,900    Posco, ADR                         $    188,163
     9,684    SK Telecom Company Ltd., ADR            240,066
                                                 ------------
                                                    1,223,247
                                                 ------------
    LUXEMBOURG -- 0.0%#
       808    Espirito Santo Financial
                Holdings, ADR                          12,831
       850    Millicom International Cellular
                SA+                                     1,360
       400    Quilmes Industrial SA, ADR                3,912
       450    SBS Broadcasting SA+                      8,375
                                                 ------------
                                                       26,478
                                                 ------------
    MALAYSIA -- 0.1%
    41,900    Amsteel Corporation Berhad, ADR             939
    39,500    Resorts World Berhad, ADR               110,184
                                                 ------------
                                                      111,123
                                                 ------------
    MEXICO -- 1.0%
     2,900    Altos Hornos de Mexico SA de CV,
                ADR+                                        0
       300    America Movil SA de CV, ADR,
                Series A                                3,975
     3,200    America Movil SA de CV, ADR,
                Series L                               42,880
    32,800    America Telecom SA de CV+                38,921
       900    Apasco SA, ADR                           26,472
       800    Bufete Industries, ADR+                      16
    34,700    Carso Global Telecom, ADR+               75,021
     5,424    Cemex SA de CV, ADR                     142,977
       500    Coca-Cola Femsa SA, ADR                  12,000
       300    Controladora Comercial Mexican SA
                de CV, ADR                              3,552
       500    Corp Durango SA, ADR+                     1,500
       205    Desc de CV, ADR                           1,983
     1,800    Empresas Ica, ADR+                        2,790
     1,100    Fomento Economico Mexicano SA de
                CV, ADR                                43,142
     1,900    Gruma SA, ADR+                            8,265
       500    Grupo Aeroportuario del Sureste
                SA, ADR+                                6,450
     8,200    Grupo Carso SA, ADR+                     49,375
       500    Grupo Casa Autrey, ADR+                   4,650
     1,300    Grupo Continental SA, ADR                17,909
     2,200    Grupo Elektra, GDR                       19,030
     8,500    Grupo Financiero BBVA Bancomer,
                SA de CV+                             138,978
    11,400    Grupo Financiero Inbursa SA de
                CV, ADR+                               52,158
       500    Grupo Imsa SA, ADR                        6,200
       500    Grupo Industrial Maseca SA, ADR           2,875
     1,500    Grupo Iusacell SA de CV, ADR,
                Series V+                               2,445
     2,000    Grupo Televisa SA, ADR+                  74,760

SHARES                                                  VALUE
-------------------------------------------------------------
    MEXICO (CONTINUED)
       800    Grupo TMM SA de CV, ADR, Series
                L+                               $      5,528
       400    Industries Bachoco SA, ADR                3,832
     2,300    Kimberly Clark, Inc., ADR                30,702
     3,000    Telefono de Mexico SA, ADR               96,240
       300    Telefonos de Mexico SA de CV,
                ADR, Class A                            9,534
     1,200    Tubos de Acero de Mexico, ADR            11,040
     3,300    Tv Azteca SA de CV, ADR                  22,473
     1,800    Vitro Sociedad Anomina, ADR               6,084
     3,400    Wal-Mart de Mexico SA de CV, ADR         92,345
                                                 ------------
                                                    1,056,102
                                                 ------------
    NETHERLAND ANTILLES -- 0.0%#
       500    Velcro Industries NV                      5,012
                                                 ------------
    NETHERLANDS -- 4.8%
    29,097    ABN AMRO Holding, ADR                   525,783
    26,300    AEGON Insurance, NYR                    535,205
     5,100    Akzo Nobel, ADR                         221,850
       900    ASM International NV+                    15,534
     8,600    ASM Lithography Holdings NV, NYR+       130,032
     4,700    Baan Company+                            11,985
     2,327    Buhrmann NV, ADR                         22,107
       400    Chicago Bridge & Iron Company NV,
                NYR                                    11,276
    12,050    CNH Global NV                            48,561
       600    Core Laboratories NV+                     7,212
       600    Crucell NV, ADR+                          2,730
     7,500    DSM, ADR                                 87,016
     5,000    Equant NV, NYR                           30,400
    23,950    Fortis NL, ADR                          510,444
     1,800    Gucci Group, NYR                        170,298
       700    Head NV, NYR                              2,233
     3,500    Heineken NV, ADR                        153,615
     2,800    Hunter Douglas NV, ADR                   21,570
       177    Indigo NV+                                    0
    36,810    ING Groep NV, ADR                       936,078
     2,100    Ispat International NV, NYR+              6,468
       875    KLM Royal Dutch Airlines NV, NYR         10,588
    13,627    Koninklijke Ahold, ADR                  286,167
    23,572    Koninklijke Philips Electronics
                NV, NYR                               650,587
       536    Koninklijke Vopak NV, ADR                10,132
     2,300    New Skies Satellites NV, ADR+            11,132
     1,500    Oce Van Der Griten, ADR                  17,055
     2,600    QIAGEN NV+                               30,290
     6,800    Reed Elsevier N V, ADR                  184,280
       800    Royal Nedlloyd Group, ADR                 7,447
    46,019    Royal PTT Nederland, ADR                211,687
     8,883    TPG NV, ADR                             201,022
       700    Trader.com NV, NYR, Class A+              5,520
       700    Van der Moolen Holding NV, ADR           14,560

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    NETHERLANDS (CONTINUED)
     4,200    VNU -- Verenigde Nederlandse
                Uitgeversbedrijven Verengd
                Bezit, ADR                       $    116,726
     5,800    Vodafone Libertel NV, ADR+               39,467
     5,000    Wolters Kluwer, ADR                      94,911
                                                 ------------
                                                    5,341,968
                                                 ------------
    NEW ZEALAND -- 0.1%
       500    Fisher & Paykel Healthcare
                Corporation Ltd., ADR                   8,030
       700    Sky Network Television Ltd., ADR+        14,790
     4,100    Telecommunications of New Zealand
                Ltd., ADR                              79,991
       700    Tranz Rail Holdings Ltd., ADR             3,289
                                                 ------------
                                                      106,100
                                                 ------------
    NORWAY -- 0.8%
       800    Bergesen d.y. ASA, ADR                   17,057
       300    Bergesen d.y. ASA, ADR, Class B           5,757
     1,400    Frontline Ltd., ADR                      13,356
     2,200    Nera ASA, ADR                             2,250
     4,750    Norsk Hydro AS, ADR                     228,570
       300    Odfjell ASA, ADR                          4,797
     3,900    Orkla ASA, ADR                           75,360
     1,800    Petroleum Geo - Services, ADR+            6,480
     1,000    Smedvig ASA, ADR                          6,700
       500    Smedvig ASA, ADR, Class B                 2,900
    40,500    Statoil ASA, ADR+                       357,210
    11,100    Telenor ASA, ADR                        114,885
     3,200    Tomra Systems ASA, ADR                   25,160
                                                 ------------
                                                      860,482
                                                 ------------
    PANAMA -- 0.0%#
       300    Banco Latinoamericano de
                Exportaciones SA                        3,765
                                                 ------------
    PERU -- 0.1%
       600    Cementos Lima SA, ADR                     8,081
     1,250    Compania de Minas Buenaventura
                SA, ADR                                32,000
     1,400    Credicorp Ltd.                           10,892
     1,900    Telefonica del Peru SA, ADR               4,731
                                                 ------------
                                                       55,704
                                                 ------------
    PHILIPPINES -- 0.0%#
     7,400    Manila Electric Company, ADR+             4,338
     3,000    Philippine Long Distance
                Telephone Company, ADR                 22,380
     1,381    San Miguel Corporation, ADR              13,996
                                                 ------------
                                                       40,714
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    POLAND -- 0.0%#
     3,700    Polski Koncern Naftowy Orlen SA,
                ADR                              $     32,375
                                                 ------------
    PORTUGAL -- 0.4%
     8,616    Banco Comercial Portuges SA, ADR        148,884
     5,300    Electricidade de Portugal SA, ADR       104,145
    23,160    Portugal Telecom SA, ADR                164,668
     3,800    Vodafone Telecel - Comunicacoes
                SA, ADR+                               26,571
                                                 ------------
                                                      444,268
                                                 ------------
    RUSSIA -- 1.0%
       400    Golden Telecom, Inc.+                     7,040
     1,700    Irkutskenergo, ADR                        4,887
     3,800    Lukoil, ADR                             246,520
     1,800    Mobile Telesystems, ADR                  54,522
     5,000    Mosenergo, ADR                           15,350
     2,100    Rostelecom, ADR                          12,600
     8,800    Sibneft, ADR                            157,969
    13,200    Surgutneftegaz, ADR                     258,060
     1,900    Tatneft, ADR                             26,277
     7,600    Unified Energy Systems, ADR              75,848
     1,000    Vimpel - Communications, ADR+            25,460
     1,700    YUKOS, ADR                              234,952
                                                 ------------
                                                    1,119,485
                                                 ------------
    SINGAPORE -- 0.8%
     2,400    Chartered Semiconductor
                Manufacturing, ADR+                    48,024
    14,800    City Developments Ltd., ADR              47,749
     1,300    Creative Technology Ltd., ADR            11,674
     2,100    Cycle & Carriage Ltd., ADR               11,268
     6,753    DBS Group Holdings Ltd., ADR            189,589
     9,500    Flextronics International Ltd.+          67,735
     7,075    Keppel Corporation Ltd., ADR             32,998
     5,200    Neptune Orient Lines Ltd., ADR+          12,009
    33,000    Singapore Telecommunications
                Ltd., ADR                             255,899
     1,800    St Assembly Test Services Ltd.,
                ADR+                                   22,266
    14,500    United Overseas Bank Ltd., ADR          208,467
     2,750    United Overseas Land Ltd., ADR           11,207
                                                 ------------
                                                      918,885
                                                 ------------
    SOUTH AFRICA -- 0.5%
     4,150    AngloGold Ltd., ADR                     108,232
     1,200    Avgold Ltd., ADR+                         9,579
     2,900    Bidvest Group Ltd., ADR                  25,879
     3,100    Harmony Gold Mining Company Ltd.,
                ADR                                    41,943
     3,797    Imperial Holdings Ltd., ADR              20,436
     1,700    Investec Bank Ltd., ADR                  26,218
     8,250    Iscor Ltd., ADR                          17,605
     2,900    Johnnic Holdings Ltd., ADR               11,814
     5,300    Kumba Resources Ltd., ADR+               24,264
     4,800    Liberty Group Ltd., ADR                  26,073

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    SOUTH AFRICA (CONTINUED)
    19,250    M-Cell Ltd, ADR+                   $     21,847
     2,200    Nedcor Ltd., ADR                         49,934
     4,100    Sappi Ltd., ADR                          57,482
    12,300    Sasol Ltd., ADR                         127,932
     9,000    Venfin Ltd., ADR+                        15,277
     3,500    Wooltru Ltd., ADR                         3,202
                                                 ------------
                                                      587,717
                                                 ------------
    SPAIN -- 2.5%
    59,033    Banco Bilbao Vizcaya Argentaria
                SA, ADR                               659,399
    86,160    Banco Santander Central Hispano
                SA, ADR                               671,186
       300    Banesto Espanol de Credito, ADR           2,213
     1,300    Bankinter SA, ADR                        38,646
    19,600    Endesa SA, ADR                          280,672
     1,000    NH Hoteles SA, ADR+                      25,086
    22,550    Repsol, ADR                             266,767
    29,925    Telefonica de Espana SA                 743,636
     5,400    Telefonica Moviles SA, ADR+              31,320
     4,000    Telepizza SA, ADR+                        4,582
    11,500    Terra Networks SA, ADR+                  66,585
                                                 ------------
                                                    2,790,092
                                                 ------------
    SWEDEN -- 1.0%
     2,466    Atlas Copco, ADR                         59,032
     1,200    Atlas Copco AB, ADR, Class B             27,029
     1,700    Autoliv, Inc.                            42,840
       150    Biacore International AB, ADR+            4,068
     3,100    Electrolux AB, ADR                      124,310
   137,000    Ericsson (L.M.) Telephone
                Company, ADR                          197,280
     9,800    Forenings Sparbanken AB, ADR            124,231
       800    Industriforvaltnings AB Kinnevik,
                ADR                                     7,573
       249    Industriforvaltnings AB Kinnevik,
                ADR, Class B                            2,032
     1,000    Modern Times Group MTG AB, ADR+          13,450
     4,550    Sandvik AB, ADR                         113,624
     1,800    Scania AB, ADR, Class A                  36,900
     1,800    Scania AB, ADR, Class B                  36,900
     1,100    SKF AB, ADR                              28,292
     3,300    Svenska Cellulosa AB, ADR               117,419
       700    Swedish Match Company, ADR               56,882
       500    Tele2 AB, Class A, ADR                    8,977
     2,100    Tele2 AB, Series A, ADR+                 39,112
     5,400    Volvo AB, ADR                           109,998
                                                 ------------
                                                    1,149,949
                                                 ------------
    SWITZERLAND -- 8.4%
    20,600    ABB Ltd., ADR+                          185,400
    13,800    Adecco SA, ADR                          204,930
     1,250    Alcon, Inc.+                             42,813

SHARES                                                  VALUE
-------------------------------------------------------------
    SWITZERLAND (CONTINUED)
     1,800    Centerpulse Ltd, ADR+              $     29,790
     2,300    Ciba Specialty Chemicals AG, ADR         92,138
     9,400    Compagnie Financiere Richemont
                AG, ADR                               213,814
     1,400    Converium Holding AG, ADR+               36,050
    20,700    Credit Suisse Group, ADR                657,237
     5,100    Holcim Ltd., ADR                        119,147
       800    Logitech International SA, ADR+          37,640
       800    Mettler Toledo International,
                Inc.+                                  29,496
    28,700    Nestle, ADR                           1,673,023
    47,132    Novartis, ADR                         2,065,796
    13,400    Roche Holdings Ltd., ADR              1,012,996
     8,600    Serono SA, ADR                          140,180
    12,500    STMicroelectronics NV, NYR              304,125
     5,700    Swiss Re, ADR                           557,299
    12,200    Swisscom AG, ADR                        353,800
    10,394    Syngenta AG, ADR+                       126,391
    22,890    UBS AG+                               1,141,982
    15,424    Zurich Financial Services AG, ADR       311,452
                                                 ------------
                                                    9,335,499
                                                 ------------
    TAIWAN -- 1.1%
    11,989    Advanced Semiconductor
                Engineering, Inc., ADR                 38,964
     1,700    ASE Test Ltd.+                           16,490
     5,500    Au Optronics Corporation, ADR+           45,705
     5,962    Macronix International Co., Ltd.,
                ADR+                                   34,884
     6,996    Siliconware Precision Industries
                Company, ADR                           24,136
    53,565    Taiwan Semiconductor
                Manufacturing Company, ADR            696,339
    49,275    United Microelectronics
                Corporation, ADR                      362,171
                                                 ------------
                                                    1,218,689
                                                 ------------
    THAILAND -- 0.1%
    54,300    Advanced Information Services
                PCL, ADR                               52,302
    16,700    Charoen Pokphand Foods PCL, ADR           8,203
    13,540    Shin Corporations PCL, ADR+              18,258
                                                 ------------
                                                       78,763
                                                 ------------
    TURKEY -- 0.0%#
     3,579    Turkcell Iletisim Hizmetleri AS,
                ADR+                                   43,664
                                                 ------------
    UNITED KINGDOM -- 25.0%
    13,300    Abbey National Plc, ADR                 313,220
       200    Acambis Plc, ADR+                         6,632
    19,300    Allied Domeq Plc, ADR                   126,280
     2,600    Amersham Plc, ADR                       115,336
     7,200    Amvescap Plc, ADR                       118,440
     6,000    ARM Holdings Plc, ADR+                   39,120
    32,336    Astra Zeneca Group Plc, ADR           1,325,776
     2,200    Autonomy Corporation Plc, ADR+            8,318

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
    32,100    AXA, SA, ADR                       $    583,257
    19,600    BAA Plc, ADR                            178,660
    14,000    BAE Systems Plc, ADR                    286,385
    30,800    Barclays Plc, ADR                     1,038,268
       500    Bespak Plc, ADR                           3,906
    12,992    BG Group Plc, ADR                       281,277
    21,450    BHP Billiton Plc, ADR                   233,123
     4,300    BOC Group Plc, ADR                      135,880
       700    Body Shop International Plc, ADR          5,709
     2,500    Bookham Technology Plc, ADR+              2,725
    69,600    BP Amoco Plc, ADR                     3,514,104
     1,900    British Airways Plc, ADR                 54,435
    20,091    British American Tobacco Plc, ADR       429,947
     2,700    British Energy Plc, ADR                  22,950
     2,700    British Sky Broadcasting Group
                Plc, ADR+                             155,277
    16,000    BT Group Plc, ADR+                      609,920
     1,600    Bunzl Plc, ADR                           63,200
    14,968    Cable & Wireless Plc, ADR               116,301
     9,500    Cadbury Schweppes Plc, ADR              286,710
       600    Cambridge Antibody Technology
                Group Plc, ADR+                         9,426
     2,400    Carlton Communications Plc, ADR          41,278
     2,400    Celltech Group Plc, ADR+                 37,920
     4,150    Coats Viyella Plc, ADR                   10,533
     7,000    COLT Telecom Group Plc, ADR+             18,200
    40,900    Compass Group Plc, ADR                  247,506
     2,600    Cookson Group Plc, ADR                    9,611
     1,370    Cordiant Communications Group
                Plc, ADR                                8,165
     5,800    Corus Group Plc, ADR+                    73,602
    15,383    Diageo Plc, ADR                         794,532
       800    Dialog Semiconductor Plc, ADR+            1,281
    11,890    Dixons Group Plc, ADR                   103,850
     2,500    Eidos Plc, ADR+                           5,050
     7,325    EMI Group Plc, ADR                       55,827
     1,750    Enodis Plc, ADR                           9,039
     2,800    Enterprise Oil Plc, ADR                  92,702
    19,300    Eurotunnel Plc, ADR+                     33,929
       812    Galen Holdings Plc, ADR                  22,724
     2,900    Gallaher Group Plc, ADR                 108,315
    13,300    Gkn Plc, ADR                             62,239
    56,936    Glaxo Wellcome Plc                    2,456,219
    18,600    GUS Plc, ADR                            170,536
     2,625    Hanson Trust Plc, ADR                    93,581
    23,000    HBOS Plc, ADR                           746,228
    14,600    Hilton Group Plc, ADR                   101,260
    34,500    HSBC Holdings Plc                     2,007,900
     5,300    Imperial Chemical Industries Plc,
                ADR                                   102,025
     6,725    Imperial Tobacco Group Plc, ADR         217,729
     1,980    Innogy Holdings Plc, ADR                 83,243
     1,980    International Power Plc, ADR+            50,589

SHARES                                                  VALUE
-------------------------------------------------------------
    UNITED KINGDOM (CONTINUED)
    32,380    Invensys Plc, ADR                  $     88,103
     8,900    J Sainsbury Plc, ADR                    193,048
       700    J.D. Wetherspoon Plc, ADR                16,645
     1,900    Johnson Matthey Plc, ADR                 57,808
     1,500    Kidde Plc, ADR                           19,549
    11,909    Kingfisher Plc, ADR                     112,802
     2,100    Laura Ashley Holdings Plc, ADR+           2,961
    19,000    Legal & General Group Plc, ADR          189,337
    25,700    Lloyds TSB Group Plc, ADR             1,022,454
     2,486    Lonmin Plc, ADR                          43,502
    25,700    Marconi Plc                               3,341
     6,880    Marks & Spencer Group Plc, ADR          234,388
       400    MERANT Plc, ADR+                          2,928
    16,000    mmO2 Plc+                               100,800
     6,570    National Grid Group Plc, ADR            231,001
       900    NDS Group Plc, ADR+                      10,800
     8,000    Novar Plc, ADR                           17,011
     1,000    Oxford GlycoSciences Plc, ADR+            3,790
     3,050    P & O Princess Cruises Plc, ADR          76,860
    14,700    Pearson Plc, ADR                        146,431
     6,300    Peninsular & Oriental Steam Plc,
                ADR                                    46,815
     2,900    Powergen Plc, ADR                       136,068
     3,350    Premier Farnell Plc, ADR                 25,996
     2,700    Premier Oil Plc, ADR+                     8,951
    18,300    Prudential Plc, ADR                     334,456
     1,000    Railtrack Group Plc, ADR                 33,885
     5,500    Rank Group Plc, ADR                      43,725
     5,600    Reed Elsevier Plc, ADR                  218,400
     2,100    Regus Plc, ADR+                           4,410
     6,900    Rentokil Initial Plc, ADR               140,542
     4,253    Reuters Group Plc, ADR                  136,985
     1,522    Rexam Plc, ADR                           50,774
     4,700    Rio Tinto Plc, ADR                      347,800
     5,700    Rolls-Royce Plc, ADR                     70,486
     5,100    Royal & Sun Alliance Insurance
                Group Plc, ADR                         95,472
     1,000    Scottish & Southern Energy Plc,
                ADR                                    98,927
     8,500    Scottish Power Plc, ADR                 181,900
    30,300    Shell Transportation & Trading
                Plc, ADR                            1,363,803
     2,820    Shire Pharmaceuticals Group Plc,
                ADR+                                   72,784
     1,000    Signet Group Plc, ADR                    44,171
    16,014    Six Continents Plc, ADR                 167,186
       900    SkyePharma Plc, ADR+                      8,820
     1,600    Smith & Nephew Plc, ADR                  90,400
    15,494    South African Breweries Plc, ADR        122,483
     4,050    Spirent Plc, ADR                         21,263
     1,200    Stolt Offshore SA, ADR+                   7,440
       950    Stolt-Nielsen SA Plc, ADR                13,300
     2,100    Tate & Lyle Plc, ADR                     44,494
       500    Taylor Nelson Sofres Plc, ADR            21,836
     5,107    Telewest Communications Plc, ADR+         2,911

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
    42,700    Tesco Plc, ADR+                    $    466,190
     3,400    Tomkins Plc, ADR                         51,136
     1,600    Tommy Hilfiger Corporation+              22,912
     2,600    Trinity Mirror Plc, ADR                  32,300
    13,453    Unilever Plc, NYR                       491,304
     6,149    United Business Media Plc, ADR           42,729
     4,900    United Utilities Plc, ADR                92,120
   125,523    Vodafone Group Plc, ADR               1,713,389
       200    Wembley Plc, ADR                          9,024
       300    Wiggins Group Plc, ADR+                   1,801
     2,600    Willis Group Holdings Ltd.+              85,566
     2,000    Wolseley Plc, ADR                       101,213
     4,100    WPP Group Plc, ADR                      180,732
                                                 ------------
                                                   27,650,653
                                                 ------------
    UNITED STATES -- 0.1%
       700    Alderwoods Group, Inc.+                   5,306
       300    Dynacare, Inc.+                           6,597
       550    Genesis Microchip, Inc.+                  4,587
     1,502    Newmont Mining Corporation
                (Holding Company)                      39,534
                                                 ------------
                                                       56,024
                                                 ------------
    VENEZUELA -- 0.0%#
     1,100    C.A. La Electricidad de Caracas,
                ADR                                     6,581
       842    Compania Anonima Nacional
                Telefonos de Venezuela, ADR            11,982
                                                 ------------
                                                       18,563
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $106,389,251)                            $109,418,415
                                                 ------------
PREFERRED STOCKS -- 0.4%
    AUSTRALIA -- 0.3%
    14,800    The News Corporation Ltd., ADR          292,300
                                                 ------------
    BRAZIL -- 0.1%
     2,700    CESP - Companhia Energetica de
                Sao Paulo, ADR+                         2,544
       900    Companhia Brasileira de
                Distribuicao Grupo Pao de
                Acucar,                                16,011
     2,300    Companhia Paranaense de Energia-
                Copel, ADR                              9,315
     2,450    Companhia Vale do Rio Doce, ADR          62,745
                                                 ------------
                                                       90,615
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    GERMANY -- 0.0%#
     1,398    Fresenius Medical Care AG, ADR     $     15,632
                                                 ------------
    ITALY -- 0.0%#
     8,000    Fiat SpA, ADR                            68,800
                                                 ------------
    RUSSIA -- 0.0%#
     1,400    Surgutneftegaz, ADR                      29,610
                                                 ------------
TOTAL PREFERRED STOCKS
  (Cost $551,741)                                     496,957
                                                 ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 2.2%
  (Cost $2,390,000)
$2,390,000    Agreement with State Street Bank
                and Trust Company,
                1.880% dated 06/28/2002, to be
                repurchased at $2,390,368 on
                07/01/2002, collateralized by
                $2,140,000 U.S. Treasury Note,
                6.50% maturing 02/15/2010
                (value $2,439,600)                  2,390,000
                                                 ------------

OTHER INVESTMENTS**
  (Cost $24,332,431)                 22.0%       24,332,431
                                    -----      ------------
TOTAL INVESTMENTS
  (Cost $133,663,423*)              123.6%      136,637,803
OTHER ASSETS AND LIABILITIES (NET)  (23.6)      (26,097,163)
                                    -----      ------------
NET ASSETS                          100.0%     $110,540,640
                                    =====      ============

------------
 * Aggregate cost for Federal tax purposes is $134,100,501.
** As of June 30, 2002, the market value of the securities on loan is $23,592,450. Collateral received for securities loaned of $24,332,431 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.
 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depositary Receipt
NYR -- New York Registered Shares

                       See Notes to Financial Statements.

Munder International Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

At June 30, 2002 sector diversification of the Munder International Equity Fund was as follows:

                                       % OF
                                    NET ASSETS          VALUE
                                    -------------------------
COMMON STOCKS:
Banks............................      14.3%     $ 15,799,261
Oil & Gas........................      10.7        11,780,240
Pharmaceuticals..................       8.0         8,876,673
Diversified Telecommunication
  Services.......................       7.3         8,016,367
Wireless Telecommunication
  Services.......................       5.3         5,898,245
Automobiles......................       4.3         4,724,222
Industrial Conglomerates.........       4.2         4,619,051
Insurance........................       3.8         4,226,213
Electric Utilities...............       3.5         3,857,841
Diversified Financials...........       3.5         3,859,223
Household Durables...............       2.8         3,113,529
Food Products....................       2.7         3,003,610
Metals & Mining..................       2.4         2,647,101
Media............................       2.4         2,605,565
Chemicals........................       2.1         2,329,504
Semiconductor Equipment &
  Products.......................       1.8         2,015,474
Beverages........................       1.7         1,843,098
Communication Equipment..........       1.5         1,685,663
Food & Drug Retailing............       1.1         1,243,502
Electronic Equipment &
  Instruments....................       1.1         1,209,032
Software.........................       0.8           875,966
Office Electronics...............       0.8           846,306
Multi-Utilities & Unregulated
  Power..........................       0.8           855,797
Machinery........................       0.8           845,083
Tobacco..........................       0.7           812,874
Textiles, Apparel & Luxury
  Goods..........................       0.7           750,092
Real Estate......................       0.7           815,912
Paper & Forest Products..........       0.7           813,325
Hotels, Restaurants & Leisure....       0.7           813,509
Construction Materials...........       0.7           784,117
Multiline Retail.................       0.6           615,761
Airlines.........................       0.6           619,250
Trading Companies &
  Distributors...................       0.5           495,791
Health Care Equipment &
  Supplies.......................       0.5           565,365
Aerospace & Defense..............       0.5           549,397
IT Consulting & Services.........       0.4           472,716
Electrical Equipment.............       0.4           409,771
Commercial Services & Supplies...       0.4           430,963

                                       % OF
                                    NET ASSETS          VALUE
                                    -------------------------
Road & Rail......................       0.3%     $    338,297
Leisure Equipment & Products.....       0.3           345,308
Containers & Packaging...........       0.3           323,756
Computers & Peripherals..........       0.3           362,464
Auto Components..................       0.3           334,984
Transportation Infrastructure....       0.2           249,310
Specialty Retail.................       0.2           226,874
Marine...........................       0.2           179,765
Internet Software & Services.....       0.2           175,423
Gas Utilities....................       0.2           188,567
Biotechnology....................       0.2           254,170
Air Freight & Logistics..........       0.2           234,722
Personal Products................       0.1           134,788
Health Care Providers &
  Services.......................       0.1           117,643
Energy Equipment & Services......       0.1           125,582
Construction & Engineering.......       0.0#           14,082
Communications Equipment.........       0.0#           38,811
Building Products................       0.0#           48,460
                                      -----      ------------
TOTAL COMMON STOCKS..............      99.0       109,418,415
PREFERRED STOCKS:
Media............................       0.3           292,300
Automobiles......................       0.1            68,800
Metal & Mining...................       0.0#           62,745
Oil & Gas........................       0.0#           29,610
Food & Drug Retailing............       0.0#           16,011
Health Care Providers &
  Services.......................       0.0#           15,632
Electric Utilities...............       0.0#            9,315
Industrial Conglomerates.........       0.0#            2,544
                                      -----      ------------
TOTAL PREFERRED STOCKS...........       0.4           496,957
REPURCHASE AGREEMENT.............       2.2         2,390,000
OTHER INVESTMENTS................      22.0        24,332,431
                                      -----      ------------
TOTAL INVESTMENTS................     123.6       136,637,803
OTHER ASSETS AND LIABILITIES
  (NET)..........................     (23.6)      (26,097,163)
                                      -----      ------------
NET ASSETS.......................     100.0%     $110,540,640
                                      =====      ============

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

Munder Large-Cap Growth Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 100.3%
    AEROSPACE & DEFENSE -- 2.1%
 5,400    General Dynamics Corporation            $   574,290
                                                  -----------
    BANKS -- 0.6%
 4,450    North Fork Bancorporation, Inc.             177,155
                                                  -----------
    BEVERAGES -- 6.0%
13,900    Anheuser-Busch Companies, Inc.              695,000
20,097    PepsiCo, Inc.                               968,675
                                                  -----------
                                                    1,663,675
                                                  -----------
    BIOTECHNOLOGY -- 3.0%
 6,815    Amgen, Inc.+                                285,412
10,850    Enzon, Inc.+                                272,552
 9,570    MedImmune, Inc.+                            252,648
                                                  -----------
                                                      810,612
                                                  -----------
    COMMERCIAL SERVICES & SUPPLIES -- 3.6%
23,500    Concord EFS, Inc.+                          708,290
 4,350    Corporate Executive Board Company+          148,987
 3,300    Weight Watchers International, Inc.+        143,352
                                                  -----------
                                                    1,000,629
                                                  -----------
    COMMUNICATIONS EQUIPMENT -- 6.1%
24,500    Brocade Communications Systems, Inc.+       428,260
48,055    Cisco Systems, Inc.+                        670,367
 5,225    QUALCOMM, Inc.+                             143,635
21,750    UTStarcom, Inc.+                            438,698
                                                  -----------
                                                    1,680,960
                                                  -----------
    COMPUTERS & PERIPHERALS -- 2.2%
14,485    EMC Corporation+                            109,362
 2,925    International Business Machines
            Corporation                               210,600
 5,050    Lexmark International, Inc., Class A+       274,720
                                                  -----------
                                                      594,682
                                                  -----------
    DIVERSIFIED FINANCIALS -- 5.1%
 5,250    AmeriCredit Corporation+                    147,263
 3,700    Capital One Financial Corporation           225,885
 8,971    Citigroup, Inc.                             347,626
11,030    Freddie Mac                                 675,036
                                                  -----------
                                                    1,395,810
                                                  -----------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
 5,900    Verizon Communications, Inc.                236,885
                                                  -----------
    ENERGY EQUIPMENT & SERVICES -- 1.4%
10,075    Noble Corporation+                          388,895
                                                  -----------
    FOOD & DRUG RETAILING -- 1.1%
 6,520    SYSCO Corporation                           177,474
 3,450    Walgreen Company                            133,274
                                                  -----------
                                                      310,748
                                                  -----------

SHARES                                                  VALUE
-------------------------------------------------------------
    FOOD PRODUCTS -- 0.9%
13,400    Smithfield Foods, Inc.+                 $   248,570
                                                  -----------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 1.9%
 6,700    Baxter International, Inc.                  297,815
 8,150    Biomet, Inc.                                221,028
                                                  -----------
                                                      518,843
                                                  -----------
    HEALTH CARE PROVIDERS & SERVICES -- 8.5%
18,275    AdvancePCS+                                 437,503
 4,920    Cardinal Health, Inc.                       302,137
15,125    Community Health Care+                      405,350
 6,250    Express Scripts, Inc.+                      313,188
28,100    Health Management Associates, Inc.+         566,215
 6,250    Universal Health Services, Inc., Class
            B+                                        306,250
                                                  -----------
                                                    2,330,643
                                                  -----------
    HOTELS, RESTAURANTS & LEISURE -- 1.8%
12,325    Darden Restaurants, Inc.                    304,428
10,150    Ruby Tuesday, Inc.                          196,910
                                                  -----------
                                                      501,338
                                                  -----------
    INDUSTRIAL CONGLOMERATES -- 6.5%
61,420    General Electric Company                  1,784,251
                                                  -----------
    INSURANCE -- 3.3%
13,415    American International Group, Inc.          915,305
                                                  -----------
    INTERNET SOFTWARE & SERVICES -- 0.5%
 5,850    Overture Services, Inc.+                    142,740
                                                  -----------
    IT CONSULTING & SERVICES -- 0.7%
 3,750    Affiliated Computer Services, Inc.,
            Class A+                                  178,050
                                                  -----------
    MEDIA -- 1.7%
10,850    Comcast Corporation, Class A
            (non-voting)+                             258,664
 4,250    Omnicom Group, Inc.                         194,650
                                                  -----------
                                                      453,314
                                                  -----------
    MULTILINE RETAIL -- 7.0%
 8,900    Dollar General Corporation                  169,367
16,000    Family Dollar Stores, Inc.                  564,000
21,750    Wal-Mart Stores, Inc.                     1,196,467
                                                  -----------
                                                    1,929,834
                                                  -----------
    PERSONAL PRODUCTS -- 0.8%
 5,000    Alberto-Culver Company, Class A             225,900
                                                  -----------
    PHARMACEUTICALS -- 13.7%
14,625    Johnson & Johnson                           764,302
 8,550    King Pharmaceuticals, Inc.+                 190,238
51,725    Pfizer, Inc.                              1,810,375
19,900    Wyeth                                     1,018,880
                                                  -----------
                                                    3,783,795
                                                  -----------

                       See Notes to Financial Statements.

Munder Large-Cap Growth Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 7.9%
15,600    Altera Corporation+                     $   212,160
 9,800    Broadcom Corporation, Class A+              171,892
40,210    Intel Corporation                           734,637
12,900    Marvell Technology Group Ltd.+              256,581
 7,200    Micron Technology, Inc.+                    145,584
 4,000    Novellus Systems, Inc.+                     136,000
22,375    Texas Instruments, Inc.                     530,287
                                                  -----------
                                                    2,187,141
                                                  -----------
    SOFTWARE -- 6.5%
18,475    Amdocs Ltd.+                                139,486
 6,850    Mercury Interactive Corporation+            157,276
20,495    Microsoft Corporation+                    1,121,077
10,900    Quest Software, Inc.+                       158,377
14,650    Siebel Systems, Inc.+                       208,323
                                                  -----------
                                                    1,784,539
                                                  -----------
    SPECIALTY RETAIL -- 6.5%
 4,400    AutoZone, Inc.+                             340,120
31,075    Home Depot, Inc.                          1,141,385
11,350    O'Reilly Automotive, Inc.+                  312,806
                                                  -----------
                                                    1,794,311
                                                  -----------
TOTAL COMMON STOCKS
  (Cost $32,327,102)                               27,612,915
                                                  -----------

TOTAL INVESTMENTS
  (Cost $32,327,102*)                100.3%      27,612,915
OTHER ASSETS AND LIABILITIES (NET)    (0.3)         (79,232)
                                     -----      -----------
NET ASSETS                           100.0%     $27,533,683
                                     =====      ===========

------------
* Aggregate cost for Federal tax purposes is $33,205,320.
+ Non-income producing security.

                       See Notes to Financial Statements.

Munder Large-Cap Value Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 96.9%
    AEROSPACE & DEFENSE -- 3.3%
    35,000    Honeywell International, Inc.      $  1,233,050
    58,030    United Technologies Corporation       3,940,237
                                                 ------------
                                                    5,173,287
                                                 ------------
    AUTO COMPONENTS -- 1.9%
    19,000    Lear Corporation+                       878,750
    31,000    Magna International, Inc., Class
                A                                   2,134,350
                                                 ------------
                                                    3,013,100
                                                 ------------
    BANKS -- 9.9%
    56,000    Bank of America Corporation           3,940,160
    63,400    FleetBoston Financial Corporation     2,050,990
    91,470    KeyCorp                               2,497,131
    29,000    PNC Financial Services Group          1,516,120
    55,000    Washington Mutual, Inc.               2,041,050
    68,100    Wells Fargo & Company                 3,409,086
                                                 ------------
                                                   15,454,537
                                                 ------------
    BEVERAGES -- 2.3%
    51,000    Anheuser-Busch Companies, Inc.        2,550,000
    34,000    Constellation Brands, Inc., Class
                A+                                  1,088,000
                                                 ------------
                                                    3,638,000
                                                 ------------
    CHEMICALS -- 3.4%
    29,700    PPG Industries, Inc.                  1,838,430
    61,050    Praxair, Inc.                         3,478,018
                                                 ------------
                                                    5,316,448
                                                 ------------
    COMMUNICATIONS EQUIPMENT -- 0.2%
    41,000    Comverse Technology, Inc.+              379,660
                                                 ------------
    COMPUTERS & PERIPHERALS -- 2.0%
    90,447    Hewlett-Packard Company               1,382,030
    23,737    International Business Machines
                Corporation                         1,709,064
                                                 ------------
                                                    3,091,094
                                                 ------------
    DIVERSIFIED FINANCIALS -- 13.6%
    33,950    Ambac Financial Group, Inc.           2,281,440
   152,846    Citigroup, Inc.                       5,922,782
    24,600    Federal National Mortgage
                Association                         1,814,250
    73,800    Freddie Mac                           4,516,560
    21,400    Goldman Sachs Group, Inc.             1,569,690
     1,000    Household International, Inc.            49,700
    50,980    J. P. Morgan Chase & Company          1,729,242
    52,940    Lehman Brothers Holdings, Inc.        3,309,809
                                                 ------------
                                                   21,193,473
                                                 ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 7.0%
    26,030    ALLTEL Corporation                    1,223,410
    76,000    AT&T Corporation                        813,200

SHARES                                                  VALUE
-------------------------------------------------------------
    DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
    62,000    BellSouth Corporation              $  1,953,000
   131,500    SBC Communications                    4,010,750
    70,758    Verizon Communications, Inc.          2,840,934
                                                 ------------
                                                   10,841,294
                                                 ------------
    ELECTRIC UTILITIES -- 1.0%
    30,000    TXU Corporation                       1,553,100
                                                 ------------
    ELECTRICAL EQUIPMENT -- 1.3%
    52,000    Cooper Industries Ltd.                2,043,600
                                                 ------------
    ENERGY EQUIPMENT & SERVICES -- 2.1%
    59,000    ENSCO International, Inc.             1,608,340
    44,700    Noble Corporation+                    1,725,420
                                                 ------------
                                                    3,333,760
                                                 ------------
    FOOD & DRUG RETAILING -- 0.6%
    32,000    Safeway, Inc.+                          934,080
                                                 ------------
    FOOD PRODUCTS -- 3.1%
   190,000    McCormick & Company, Inc.             4,892,500
                                                 ------------
    GAS UTILITIES -- 1.1%
    79,762    El Paso Corporation                   1,643,895
                                                 ------------
    HEALTH CARE PROVIDERS & SERVICES -- 4.9%
    47,000    HCA, Inc.                             2,232,500
    51,000    Tenet Healthcare Corporation+         3,649,050
    17,100    Trigon Healthcare, Inc.+              1,719,918
                                                 ------------
                                                    7,601,468
                                                 ------------
    HOTELS, RESTAURANTS & LEISURE -- 5.3%
    66,000    Carnival Corporation, Class A         1,827,540
   150,000    Darden Restaurants, Inc.              3,705,000
    61,000    Harrah's Entertainment, Inc.+         2,705,350
                                                 ------------
                                                    8,237,890
                                                 ------------
    HOUSEHOLD DURABLES -- 1.9%
    50,000    Centex Corporation                    2,889,500
                                                 ------------
    HOUSEHOLD PRODUCTS -- 2.0%
    49,050    Kimberly-Clark Corporation            3,041,100
                                                 ------------
    INSURANCE -- 5.3%
    95,090    ACE Ltd.                              3,004,844
    31,194    American International Group,
                Inc.                                2,128,367
    63,800    Radian Group, Inc.                    3,116,630
                                                 ------------
                                                    8,249,841
                                                 ------------
    IT CONSULTING & SERVICES -- 1.0%
    31,000    Affiliated Computer Services,
                Inc., Class A+                      1,471,880
                                                 ------------
    MACHINERY -- 3.2%
    70,000    ITT Industries, Inc.                  4,942,000
                                                 ------------

                       See Notes to Financial Statements.

Munder Large-Cap Value Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEDIA -- 2.5%
    98,000    Charter Communications, Inc.+      $    399,840
    58,000    Comcast Corporation, Class A
                (non-voting)+                       1,382,720
    42,000    New York Times Company, Class A       2,163,000
                                                 ------------
                                                    3,945,560
                                                 ------------
    METALS & MINING -- 1.7%
    78,000    Alcoa, Inc.                           2,585,700
                                                 ------------
    MULTILINE RETAIL -- 2.3%
    46,100    Family Dollar Stores, Inc.            1,625,025
    35,000    Sears, Roebuck & Company              1,900,500
                                                 ------------
                                                    3,525,525
                                                 ------------
    MULTI-UTILITIES & UNREGULATED POWER -- 2.2%
   111,000    Duke Energy Corporation               3,452,100
                                                 ------------
    OIL & GAS -- 6.9%
    29,700    Apache Corporation                    1,707,156
    41,000    ChevronTexaco Corporation             3,628,500
   133,152    Exxon Mobil Corporation               5,448,580
                                                 ------------
                                                   10,784,236
                                                 ------------
    PHARMACEUTICALS -- 1.3%
    39,000    Merck & Company, Inc.                 1,974,960
                                                 ------------
    REAL ESTATE -- 1.4%
    44,000    Apartment Investment & Management
                Company, Class A                    2,164,800
                                                 ------------
    REAL ESTATE -- DIVERSIFIED -- 1.0%
    31,900    Vornado Realty Trust                  1,473,780
                                                 ------------
    SOFTWARE -- 1.2%
   118,800    Cadence Design Systems, Inc.+         1,915,056
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $138,482,718)                             150,757,224
                                                 ------------
PREFERRED STOCKS -- 0.4%
  (Cost $1,168,790)



    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
    39,620    Solectron Corporation+                  707,613
                                                 ------------
PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
  (Cost $5,088,000)
$5,088,000    Agreement with State Street Bank
                & Trust Company,
                1.850% dated 06/28/2002, to be
                repurchased at $5,088,784 on
                07/01/2002, collateralized by
                $5,210,000 U.S. Treasury Bill,
                1.627% maturing 09/19/2002
                (value $5,190,463)                  5,088,000
                                                 ------------

TOTAL INVESTMENTS
  (Cost $144,739,508*)              100.6%      156,552,837
OTHER ASSETS AND LIABILITIES (NET)   (0.6)         (968,945)
                                    -----      ------------
NET ASSETS                          100.0%     $155,583,892
                                    =====      ============

------------
* Aggregate cost for Federal tax purposes is $144,746,042.
+ Non-income producing security.

At June 30, 2002 the country diversification of the Munder Large-Cap Value Fund was as follows:

                                       % OF
                                    NET ASSETS          VALUE
                                    -------------------------
COMMON STOCKS:
United States....................      90.0%     $140,021,470
Cayman Islands...................       3.0         4,730,264
Canada...........................       1.4         2,134,350
Bermuda..........................       1.3         2,043,600
Panama...........................       1.2         1,827,540
                                      -----      ------------
TOTAL COMMON STOCKS..............      96.9       150,757,224
PREFERRED STOCK:
United States....................       0.4           707,613
REPURCHASE AGREEMENT.............       3.3         5,088,000
                                      -----      ------------
TOTAL INVESTMENTS................     100.6       156,552,837
OTHER ASSETS AND LIABILITIES
  (NET)..........................      (0.6)         (968,945)
                                      -----      ------------
NET ASSETS.......................     100.0%     $155,583,892
                                      =====      ============

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 95.1%
    AIR FREIGHT & LOGISTICS -- 0.2%
       1,087    Dynamex Inc.+                    $      2,446
      80,000    Velocity Express Corporation          244,000
                                                 ------------
                                                      246,446
                                                 ------------
    AUTOMOBILES -- 0.8%
      80,000    Coachmen Industries, Inc.           1,160,000
                                                 ------------
    AUTO COMPONENTS -- 2.5%
     250,000    Spartan Motors, Inc.                3,830,000
                                                 ------------
    BANKS -- 5.0%
      30,000    Bank of the Ozarks, Inc.              670,200
      50,000    Boston Private Financial
                  Holdings, Inc.                    1,237,000
      78,000    Macatawa Bank Corporation           1,695,798
      76,600    Mercantile Bank Corporation         1,551,150
      37,000    Prosperity Bancshares, Inc.           684,500
      50,000    Wintrust Financial Corporation      1,728,500
                                                 ------------
                                                    7,567,148
                                                 ------------
    BIOTECHNOLOGY -- 2.6%
     487,250    Organogenesis, Inc.+                   97,450
     113,100    Serologicals Corporation+           2,068,599
      40,000    BioReliance Corporation+              992,000
      63,100    Neogen Corporation+                   858,406
                                                 ------------
                                                    4,016,455
                                                 ------------
    BUILDING PRODUCTS -- 1.5%
      75,000    Trex Company, Inc.                  2,355,000
                                                 ------------
    COMMERCIAL SERVICES & SUPPLIES -- 3.1%
     115,000    MCSi, Inc.+                         1,304,100
     190,000    Metron Technology NV+               1,628,300
      65,000    Right Management Consultants,
                  Inc.+                             1,709,435
                                                 ------------
                                                    4,641,835
                                                 ------------
    COMMUNICATIONS EQUIPMENT -- 1.6%
     175,000    SpectraLink Corporation+            1,862,000
     400,000    Stratos Lightwave, Inc.+              640,000
                                                 ------------
                                                    2,502,000
                                                 ------------
    COMPUTERS & PERIPHERALS -- 1.7%
      10,000    Drexler Technology Corporation+       216,000
      37,000    Qualstar Corporation+                 227,550
      75,000    SBS Technologies, Inc.+               918,675
     165,000    Synaptics, Inc.+                    1,244,100
                                                 ------------
                                                    2,606,325
                                                 ------------
    CONSTRUCTION & ENGINEERING -- 2.3%
     100,000    Michael Baker Corporation+          1,500,000
     130,000    The Keith Companies, Inc.+          1,978,600
                                                 ------------
                                                    3,478,600
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    DISTRIBUTORS -- 0.8%
      70,000    Advanced Marketing Services,
                  Inc.                           $  1,281,000
                                                 ------------
    DIVERSIFIED FINANCIALS -- 4.9%
     155,300    American Home Mortgage
                  Holdings, Inc.                    1,939,697
      51,300    Federal Agricultural Mortgage
                  Corporation+                      1,369,710
     120,000    New Century Financial
                  Corporation                       4,196,400
                                                 ------------
                                                    7,505,807
                                                 ------------
    ELECTRICAL EQUIPMENT -- 1.9%
     255,700    Active Power, Inc.+                   923,077
     524,200    Capstone Turbine Corporation+         870,172
     217,000    Manufacturers' Services Ltd.+       1,048,110
                                                 ------------
                                                    2,841,359
                                                 ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 6.7%
     130,000    ClearOne Communications, Inc.+      1,914,900
     152,500    Craftmade International, Inc.       2,318,000
      88,900    OSI Systems, Inc.+                  1,762,887
      60,000    Planar Systems, Inc.+               1,155,000
      75,000    Powell Industries, Inc.+            1,818,750
     120,000    TESSCO Technologies, Inc.+          1,176,000
                                                 ------------
                                                   10,145,537
                                                 ------------
    ENERGY EQUIPMENT & SERVICES -- 3.6%
      96,200    Enerflex Systems Ltd.               1,013,498
     174,800    NATCO Group, Inc., Class A+         1,520,760
     164,000    Pason Systems, Inc.                 1,414,631
      88,800    Willbros Group, Inc.+               1,509,600
                                                 ------------
                                                    5,458,489
                                                 ------------
    FOOD PRODUCTS -- 0.9%
      80,000    Horizon Organic Holding
                  Corporation+                      1,409,600
                                                 ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 8.0%
     199,500    LifePoint, Inc.+                      574,560
      75,000    Meridian Medical Technologies,
                  Inc.+                             2,707,500
     100,000    Merit Medical Systems, Inc.+        2,063,000
     377,300    OrthoLogic Corporation+             2,086,469
     280,000    Quidel Corporation+                 1,929,200
     200,000    STAAR Surgical Company+               824,000
      60,000    Zoll Medical Corporation+           1,951,800
                                                 ------------
                                                   12,136,529
                                                 ------------
    HEALTH CARE PROVIDERS & SERVICES -- 14.1%
     309,500    Air Methods Corporation+            2,791,690
     169,500    Bio-Reference Laboratories,
                  Inc.+                             1,608,555
      75,000    Cantel Medical Corporation+         1,380,000
     150,000    Curative Health Services, Inc.+     2,517,000
     100,000    Horizon Health Corporation+         1,970,000
      60,000    Lifeline Systems, Inc.+             1,580,400

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
      92,505    National Home Health Care
                  Corporation+                   $  1,123,936
      50,000    Odyssey Healthcare, Inc.            1,812,500
     151,100    Omnicell, Inc.+                     1,056,189
     137,500    Option Care, Inc.+                  1,889,250
     120,000    Radiologix, Inc.+                   1,830,000
      90,000    U.S. Physical Therapy, Inc.+        1,827,900
                                                 ------------
                                                   21,387,420
                                                 ------------
    HOTELS, RESTAURANTS & LEISURE -- 1.3%
      85,000    Champps Entertainment, Inc.+        1,037,850
      50,000    Shuffle Master, Inc.+                 918,500
                                                 ------------
                                                    1,956,350
                                                 ------------
    HOUSEHOLD DURABLES -- 1.0%
      75,000    Dominion Homes, Inc.+               1,517,250
                                                 ------------
    INSURANCE -- 1.7%
     210,000    Meadowbrook Insurance Group,
                  Inc.+                               690,900
     100,000    Scottish Annuity & Life
                  Holdings Ltd.                     1,908,000
                                                 ------------
                                                    2,598,900
                                                 ------------
    INTERNET SOFTWARE & SERVICES -- 0.5%
      50,000    Micro General Corporation             834,500
                                                 ------------
    IT CONSULTING & SERVICES -- 2.2%
     225,000    Computer Task Group, Inc.+          1,118,250
      46,700    ManTech International
                  Corporation, Class A+             1,120,333
     180,000    Superior Consultant Holdings
                  Corporation+                      1,035,000
                                                 ------------
                                                    3,273,583
                                                 ------------
    MACHINERY -- 1.6%
      40,000    Actuant Corporation, Class A+       1,650,000
     100,000    Ceradyne, Inc.+                       749,000
                                                 ------------
                                                    2,399,000
                                                 ------------
    MEDIA -- 2.3%
     125,000    Cross Media Marketing
                  Corporation+                      1,175,000
     102,500    Saga Communications, Inc.,
                  Class A+                          2,306,250
                                                 ------------
                                                    3,481,250
                                                 ------------
    OIL & GAS -- 0.7%
     188,800    ATP Oil & Gas Corporation+            572,064
     115,900    Brigham Exploration Company+          492,575
                                                 ------------
                                                    1,064,639
                                                 ------------
    PHARMACEUTICALS -- 0.5%
     150,000    PacificHealth Laboratories,
                  Inc.+                               706,500
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    REAL ESTATE -- 2.7%
      40,000    Anworth Mortgage Asset
                  Corporation                    $    559,600
      60,000    Corporate Office Properties
                  Trust                               875,400
      68,400    Correctional Properties Trust       1,504,800
      66,000    One Liberty Properties, Inc.          983,400
      29,500    Orleans Homebuilders, Inc.+           252,225
                                                 ------------
                                                    4,175,425
                                                 ------------
    ROAD & RAIL -- 2.7%
     120,000    Genesee & Wyoming, Inc., Class
                  A+                                2,707,200
      68,300    Mullen Transportation, Inc.         1,439,126
                                                 ------------
                                                    4,146,326
                                                 ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.6%
     128,000    Diodes, Inc.+                       1,091,840
     170,000    TTM Technologies, Inc.+               890,800
      90,000    Virage Logic Corporation+           1,171,800
     300,000    White Electronic Designs
                  Corporation+                      2,256,000
                                                 ------------
                                                    5,410,440
                                                 ------------
    SOFTWARE -- 7.8%
     125,000    Ansoft Corporation+                   735,000
     243,500    Caminus Corporation+                1,419,605
      83,200    Catapult Communications
                  Corporation+                      1,819,667
      40,000    Dynamics Research Corporation+        967,200
     115,000    MapInfo Corporation+                1,046,500
     159,300    Moldflow Corporation+               1,255,284
     130,000    Precis, Inc.+                       1,176,500
      75,000    Precise Software Solutions
                  Ltd.+                               716,250
     215,000    QuadraMed Corporation+              1,502,850
      80,000    TTI Team Telecom International
                  Ltd.+                             1,280,800
                                                 ------------
                                                   11,919,656
                                                 ------------
    SPECIALTY RETAIL -- 3.4%
      61,600    Hibbett Sporting Goods, Inc.+       1,564,640
      30,000    Lithia Motors, Inc.+                  807,600
      29,700    Mothers Work, Inc.+                 1,167,210
      56,200    Party City Corporation+               916,060
      30,200    Ultimate Electronics, Inc.+           782,482
                                                 ------------
                                                    5,237,992
                                                 ------------
    TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
      90,000    Quaker Fabric Corporation+          1,394,910
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $129,969,053)                             144,686,271
                                                 ------------

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
RIGHTS/WARRANTS -- 0.0%
  (Cost $0)
    CONTAINERS & PACKAGING -- 0.0%
       2,807    American Bank Note
                  Holographics, Inc.+            $          0
                                                 ------------
PRINCIPAL
AMOUNT
------------
REPURCHASE AGREEMENT -- 4.0%
  (Cost $6,085,000)
$  6,085,000    Agreement with State Street
                  Bank and Trust Company,
                  1.850% dated 06/28/2002, to
                  be repurchased at $6,085,938
                  on 07/01/2002, collateralized
                  by $5,445,000 U.S. Treasury
                  Note,
                  6.500% maturing 02/15/2010
                  (value $6,207,300)                6,085,000
                                                 ------------

OTHER INVESTMENTS**
  (Cost $26,650,119)                 17.5%     $ 26,650,119
                                    -----      ------------
TOTAL INVESTMENTS
  (Cost $162,704,172*)              116.6%      177,421,390
OTHER ASSETS AND LIABILITIES (Net)  (16.6)      (25,271,926)
                                    -----      ------------
NET ASSETS                          100.0%     $152,149,464
                                    =====      ============

OPEN OPTION CONTRACTS WRITTEN

NAME OF                  NUMBER OF    EXERCISE    EXPIRATION
ISSUER                   CONTRACTS     PRICE         DATE        VALUE
------------------------------------------------------------------------
New Century Financial
  Corporation Call
  Options                   500         $40        11/16/02     $180,000

------------
 * Aggregate cost for Federal tax purposes is $162,930,978.
** As of June 30, 2002, the market value of the securities on loan is $25,026,756. Collateral received for securities loaned of $26,650,119 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

At June 30, 2002 the country diversification of the Munder Micro-Cap Equity Fund was as follows:

                                       % OF
                                    NET ASSETS          VALUE
                                    -------------------------
COMMON STOCKS:
United States....................      88.9%     $135,285,666
Canada...........................       2.5         3,867,255
Israel...........................       1.3         1,997,050
Cayman Islands...................       1.3         1,908,000
Netherlands......................       1.1         1,628,300
                                      -----      ------------
TOTAL COMMON STOCKS..............      95.1       144,686,271
RIGHTS/WARRANTS..................       0.0                 0
REPURCHASE AGREEMENT.............       4.0         6,085,000
OTHER INVESTMENTS................      17.5        26,650,119
                                      -----      ------------
TOTAL INVESTMENTS................     116.6       177,421,390
OTHER ASSETS AND LIABILITIES
  (Net)..........................     (16.6)      (25,271,926)
                                      -----      ------------
NET ASSETS.......................     100.0%     $152,149,464
                                      =====      ============

                       See Notes to Financial Statements.

Munder Multi-Season Growth Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 96.8%
    AEROSPACE & DEFENSE -- 1.8%
    42,400    General Dynamics Corporation       $  4,509,240
                                                 ------------
    BANKS -- 3.8%
    16,300    BB&T Corporation                        629,180
    81,600    Mellon Financial Corporation          2,564,688
    19,700    North Fork Bancorporation, Inc.         784,257
    13,000    TCF Financial Corporation               638,300
    42,400    Washington Mutual, Inc.               1,573,464
    68,600    Wells Fargo & Company                 3,434,116
                                                 ------------
                                                    9,624,005
                                                 ------------
    BEVERAGES -- 6.1%
   164,800    Anheuser-Busch Companies, Inc.        8,240,000
    58,800    Pepsi Bottling Group, Inc.            1,811,040
   107,700    PepsiCo, Inc.                         5,191,140
                                                 ------------
                                                   15,242,180
                                                 ------------
    BIOTECHNOLOGY -- 1.0%
    58,800    Amgen, Inc.+                          2,462,544
                                                 ------------
    CHEMICALS -- 0.8%
    39,100    Sigma-Aldrich Corporation             1,960,865
                                                 ------------
    COMMERCIAL SERVICES & SUPPLIES -- 3.0%
    94,600    Automatic Data Processing, Inc.       4,119,830
   110,900    Concord EFS, Inc.+                    3,342,526
                                                 ------------
                                                    7,462,356
                                                 ------------
    COMMUNICATION EQUIPMENT -- 1.2%
   218,700    Cisco Systems, Inc.+                  3,050,865
                                                 ------------
    COMPUTERS & PERIPHERALS -- 2.4%
    84,900    International Business Machines
                Corporation                         6,112,800
                                                 ------------
    DIVERSIFIED FINANCIALS -- 7.8%
    65,300    Capital One Financial Corporation     3,986,565
   190,218    Citigroup, Inc.                       7,370,947
    97,900    Freddie Mac                           5,991,480
    45,600    Household International, Inc.         2,266,320
                                                 ------------
                                                   19,615,312
                                                 ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.8%
   166,500    SBC Communications                    5,078,250
   110,900    Verizon Communications, Inc.          4,452,635
                                                 ------------
                                                    9,530,885
                                                 ------------
    ENERGY EQUIPMENT & SERVICES -- 1.2%
    91,400    BJ Services Company+                  3,096,632
                                                 ------------
    FOOD & DRUG RETAILING -- 4.7%
   150,100    Safeway, Inc.+                        4,381,419
   267,600    SYSCO Corporation                     7,284,072
                                                 ------------
                                                   11,665,491
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 3.1%
   101,200    Baxter International, Inc.         $  4,498,340
   117,500    Biomet, Inc.                          3,186,600
                                                 ------------
                                                    7,684,940
                                                 ------------
    HEALTH CARE PROVIDERS & SERVICES -- 3.8%
    97,900    Cardinal Health, Inc.                 6,012,039
    26,200    Tenet Healthcare Corporation+         1,874,610
    32,600    Universal Health Services, Inc.+      1,597,400
                                                 ------------
                                                    9,484,049
                                                 ------------
    HOTELS, RESTAURANTS & LEISURE -- 5.1%
    95,000    Brinker International, Inc.+          3,016,250
   191,000    Darden Restaurants, Inc.              4,717,700
   127,300    Wendy's International, Inc.           5,070,359
                                                 ------------
                                                   12,804,309
                                                 ------------
    INDUSTRIAL CONGLOMERATES -- 3.3%
   287,300    General Electric Company              8,346,065
                                                 ------------
    INSURANCE -- 8.0%
   139,921    American International Group,
                Inc.                                9,546,810
    64,500    Marsh & McLennan Companies, Inc.      6,230,700
    62,000    MGIC Investment Corporation           4,203,600
                                                 ------------
                                                   19,981,110
                                                 ------------
    IT CONSULTING & SERVICES -- 2.3%
    68,600    Affiliated Computer Services,
                Inc., Class A+                      3,257,128
    68,600    Electronic Data Systems
                Corporation                         2,548,490
                                                 ------------
                                                    5,805,618
                                                 ------------
    MEDIA -- 1.2%
    67,700    Omnicom, Inc.                         3,100,660
                                                 ------------
    MULTILINE RETAIL -- 5.3%
   124,100    Family Dollar Stores, Inc.            4,374,525
    29,300    Kohl's Corporation+                   2,053,344
   124,100    Wal-Mart Stores, Inc.                 6,826,741
                                                 ------------
                                                   13,254,610
                                                 ------------
    OIL & GAS -- 7.4%
    45,600    Devon Energy Corporation              2,247,168
   195,800    Exxon Mobil Corporation               8,012,136
    50,900    Phillips Petroleum Company            2,996,992
    97,900    Royal Dutch Petroleum Company,
                NYR                                 5,410,933
                                                 ------------
                                                   18,667,229
                                                 ------------
    PHARMACEUTICALS -- 7.9%
   163,200    Johnson & Johnson                     8,528,832
    52,300    King Pharmaceuticals, Inc.+           1,163,675
   182,800    Pfizer, Inc.                          6,398,000
    75,100    Wyeth                                 3,845,120
                                                 ------------
                                                   19,935,627
                                                 ------------

                       See Notes to Financial Statements.

Munder Multi-Season Growth Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.4%
   218,700    Intel Corporation                  $  3,995,649
    55,500    Maxim Integrated Products, Inc.+      2,127,315
                                                 ------------
                                                    6,122,964
                                                 ------------
    SOFTWARE -- 4.6%
    72,000    Advent Software, Inc.+                1,850,400
   176,200    Microsoft Corporation+                9,638,140
                                                 ------------
                                                   11,488,540
                                                 ------------
    SPECIALTY RETAIL -- 3.8%
    29,300    Bed Bath & Beyond, Inc.+              1,105,782
    99,600    Home Depot, Inc.                      3,658,308
   104,400    Lowes Companies, Inc.                 4,739,760
                                                 ------------
                                                    9,503,850
                                                 ------------
    TOBACCO -- 1.0%
    55,500    Philip Morris Companies, Inc.         2,424,240
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $219,642,179)                             242,936,986
                                                 ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 2.0%
  (Cost $5,051,000)
$5,051,000    Agreement with State Street Bank
                and Trust Company,
                1.850% dated 06/28/2002, to be
                repurchased at $5,051,779, on
                07/01/2002, collateralized by
                $4,660,000 U.S. Treasury Note,
                6.000% maturing 08/15/2009
                (value $5,155,125)                  5,051,000
                                                 ------------

                                                      VALUE
-----------------------------------------------------------
OTHER INVESTMENTS**
  (Cost $1,969,000)                   0.8%     $  1,969,000
                                    -----      ------------
TOTAL INVESTMENTS
  (Cost $226,662,179*)               99.6%      249,956,986
OTHER ASSETS AND LIABILITIES (Net)    0.4         1,026,961
                                    -----      ------------
NET ASSETS                          100.0%     $250,983,947
                                    =====      ============

------------
 * Aggregate cost for Federal tax purposes is $226,738,290.
** As of June 30, 2002 the market value of the securities on loan is $1,850,400.
   Collateral received for securities loaned of $1,969,000 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

ABBREVIATION:
NYR -- New York Registered Shares

                       See Notes to Financial Statements.

Munder NetNet Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                   VALUE
--------------------------------------------------------------
COMMON STOCKS -- 98.3%
    BANKS -- 0.5%
   370,800    Net.B@nk, Inc.+                   $    4,442,184
    COMMERCIAL SERVICES & SUPPLIES -- 0.8%
   823,600    DiamondCluster International,
                Inc.+                                4,925,128
   207,833    Eniro AB                               1,590,507
                                                --------------
                                                     6,515,635
                                                --------------
    COMMUNICATIONS EQUIPMENT -- 8.9%
   725,500    Brocade Communications Systems,
                Inc.+                               12,681,740
 3,723,300    Cisco Systems, Inc.+                  51,940,035
   137,995    Finisar Corporation+                     327,048
   337,694    Memscap SA+                              312,909
   435,000    NetScreen Technologies, Inc.+          3,993,300
    49,000    NICE Systems Ltd.+                       582,120
   121,400    Nokia AB Oyj                           1,773,510
   500,000    Tellium, Inc.+, ***                      465,000
                                                --------------
                                                    72,075,662
                                                --------------
    COMPUTERS & PERIPHERALS -- 4.3%
   510,000    Dell Computer Corporation+            13,331,400
 2,423,700    EMC Corporation                       18,298,935
   120,000    Hon Hai Precision Industry Co.
                Ltd., GDR                              984,000
     8,750    Opticom ASA+                             152,952
   349,000    Sun Microsystems, Inc.+                1,748,490
                                                --------------
                                                    34,515,777
                                                --------------
    DIVERSIFIED FINANCIALS -- 4.9%
   829,000    Charles Schwab Corporation             9,284,800
 5,519,000    E*TRADE Group, Inc.+                  30,133,740
                                                --------------
                                                    39,418,540
                                                --------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%
       300    Nippon Telegraph & Telephone
                Corporation                          1,233,888
                                                --------------
    ELECTRICAL EQUIPMENT -- 0.2%
   195,000    NGK Insulators Ltd.                    1,543,862
                                                --------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.0%
   125,000    Anritsu Corporation                      878,071
   702,000    Hana Microelectronics Public Co.
                Ltd.                                 1,190,833
       500    Kubotek Corporation+                   1,493,346
    17,000    Kyocera Corporation                    1,240,980
   346,500    Pace Micro Technology PLC                373,766
    85,000    Taiyo Yuden Co. Ltd.                   1,389,897
   259,000    Venture Corporation Ltd.               2,067,601
                                                --------------
                                                     8,634,494
                                                --------------

SHARES                                                   VALUE
--------------------------------------------------------------
    HOUSEHOLD DURABLES -- 0.4%
    30,000    Sony Corporation                  $    1,584,282
    75,000    Thomson Multimedia SA+                 1,770,654
                                                --------------
                                                     3,354,936
                                                --------------
    INTERNET & CATALOG RETAIL -- 10.5%
   749,034    1-800-FLOWERS.COM, Inc.+               8,359,219
   128,000    Amazon.com, Inc.+                      2,080,000
   923,600    eBay, Inc.+                           56,912,232
   480,000    Ticketmaster+                          8,980,800
   356,300    USA Interactive+                       8,355,235
                                                --------------
                                                    84,687,486
                                                --------------
    INTERNET SOFTWARE & SERVICES -- 39.6%
   100,000    ActivCard SA+                            620,000
 1,126,250    Check Point Software
                Technologies Ltd.+                  15,271,950
 6,970,263    CNET Networks, Inc.+, ++              13,870,823
   857,800    Digital Insight Corporation+          14,110,810
 7,277,300    DoubleClick, Inc.+, ++                52,760,425
   469,000    Expedia, Inc.+                        27,807,010
   275,000    Hotels.com+                           11,613,250
 7,900,000    InfoSpace, Inc.+                       3,239,000
 1,673,000    Internet Security Systems, Inc.+      21,949,760
   500,000    Multex.com, Inc.+                      2,040,000
 1,000,000    Multex.com, Inc.+, ***                 4,080,000
 2,067,850    Overture Services, Inc.+              50,455,540
    65,000    PayPal, Inc.+                          1,313,065
 1,199,300    Register.com, Inc.+                    9,138,666
    90,000    Riverdeep Group PLC, ADR+              1,400,400
 1,500,000    RiverSoft PLC +                          388,786
 2,445,700    SportsLine USA, Inc.+,++               2,519,071
   468,600    TriZetto Group, Inc.+                  4,006,530
   885,100    Tumbleweed Communications
                Corporation+                         1,637,435
   280,000    Ubizen+                                  786,629
 1,442,550    VeriSign, Inc.+                       10,371,935
   642,200    Vicinity Corporation+                  1,284,400
   394,000    WebEx Communications, Inc.+            6,264,600
   179,800    Websense, Inc.+                        4,597,486
 3,963,540    Yahoo!, Inc.+                         58,501,850
                                                --------------
                                                   320,029,421
                                                --------------
    IT CONSULTING & SERVICES -- 0.2%
   275,000    Emblaze Systems Ltd.+                    423,472
   168,200    IdeaisNet SA+                             30,619
       250    Net One Systems Co. Ltd.               1,401,577
                                                --------------
                                                     1,855,668
                                                --------------
    LEISURE EQUIPMENT & PRODUCTS -- 0.7%
    15,000    Nintendo Co. Ltd.                      2,208,735
   135,000    Sega Corporation+                      3,243,649
                                                --------------
                                                     5,452,384
                                                --------------

                       See Notes to Financial Statements.

Munder NetNet Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                   VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    MACHINERY -- 0.2%
    25,000    Disco Corporation                 $    1,336,921
                                                --------------
    MEDIA -- 7.6%
 1,906,900    AOL Time Warner, Inc.+                28,050,499
    96,000    British Sky Broadcasting Group
                PLC+                                   920,645
   192,496    Cross Media Marketing
                Corporation+                         1,809,462
   210,000    Getty Images, Inc.+                    4,571,700
    30,000    Grupo Televisa SA, ADR+                1,121,400
 1,169,800    TMP Worldwide, Inc.+                  25,150,700
                                                --------------
                                                    61,624,406
                                                --------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.9%
   535,000    Applied Micro Circuits
                Corporation+                         2,530,550
 9,000,000    Arcontech Corporation                    980,800
    80,000    ASML Holding NV+                       1,264,126
   128,000    Broadcom Corporation+                  2,245,120
   783,000    PMC-Sierra, Inc.+                      7,258,410
     5,400    Samsung Electronics Co. Ltd.           1,476,808
                                                --------------
                                                    15,755,814
                                                --------------
    SOFTWARE -- 15.5%
    55,900    Business Objects SA+                   1,633,817
    55,000    Capcom Co. Ltd.                        1,422,434
    25,000    Fuji Soft ABC, Inc.                    1,007,383
 3,218,400    Inktomi Corporation+                   2,832,192
   591,200    Intuit+                               29,394,464
 1,076,900    Micromuse, Inc.+                       4,996,816
   474,000    Microsoft Corporation                 25,927,800
   100,000    NDS Group PLC, ADR+                    1,200,000
 2,711,000    Oracle Systems Corporation+           25,673,170
   700,000    Orchestream Holdings PLC+                 64,035
    13,425    SAP AG                                 1,313,444
   200,000    SurfControl PLC+                       1,194,564
   734,100    The Sage Group PLC                     1,897,122
 1,035,000    TIBCO Software, Inc.+                  5,754,600
    50,000    Trend Micro, Inc.                      1,397,405
   978,400    VERITAS Software Corporation+         19,362,536
                                                --------------
                                                   125,071,782
                                                --------------
    TEXTILES, APPAREL & LUXURY GOODS -- 0.2%
   215,000    Citizen Watch Co. Ltd.                 1,447,503
                                                --------------
    WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
       450    KDDI Corporation                       1,389,063
   735,000    mm02 PLC+                                470,659

SHARES                                                   VALUE
--------------------------------------------------------------
    WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
     6,000    SK Telecom Co. Ltd.               $    1,344,140
   400,000    Telecom Italia Mobile SpA              1,636,345
   710,000    Vodafone Group PLC                       974,252
                                                --------------
                                                     5,814,459
                                                --------------
TOTAL COMMON STOCKS
  (Cost $2,054,983,285)                            794,810,822
                                                --------------
LIMITED PARTNERSHIPS -- 1.2%
    INFORMATION TECHNOLOGY -- 1.2%
 1,916,082    @Ventures Expansion Fund, L.P.+,
                ***                                    583,311
 2,848,467    @Ventures III+,***                       158,218
10,000,000    Blue Stream Ventures, L.P.+, ++,
                ***                                  7,137,690
 1,625,000    NEA X Ltd.+, ***                       1,395,900
   405,880    Trident Capital Fund V, L.P.+,
                ***                                    237,933
                                                --------------
                                                     9,513,052
                                                --------------
TOTAL LIMITED PARTNERSHIPS
  (Cost $16,360,320)                                 9,513,052
                                                --------------
PREFERRED STOCKS -- 0.2%
    INTERNET SOFTWARE & SERVICES -- 0.2%
   857,192    Cidera, Inc.+***                               0
    85,719    Mainstream Data Services, Inc.+,
                ***                                    104,577
 1,105,552    Webcenter Solutions ASA+, ***          1,746,772
                                                --------------
                                                     1,851,349
                                                --------------
TOTAL PREFERRED STOCKS
  (Cost $17,500,001)                                 1,851,349
                                                --------------
UNIT INVESTMENT TRUST -- 1.0%
  (Cost $10,982,275)
   308,100    Nasdaq-100 Shares+                     8,032,167
                                                --------------
RIGHTS/WARRANTS -- 0.1%
    INTERNET SOFTWARE & SERVICES -- 0.1%
    27,840    Expedia, Inc., Expires 02/04/09          807,360
                                                --------------
    IT CONSULTING & SERVICES -- 0.0%
    32,215    IdeaisNet SA                                   0
                                                --------------
TOTAL RIGHTS/WARRANTS
  (Cost $402,169)                                      807,360
                                                --------------

                       See Notes to Financial Statements.

Munder NetNet Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                       VALUE
------------------------------------------------------------
OTHER INVESTMENTS**
  (Cost $208,219,738)               25.8%     $  208,219,738
                                   -----      --------------
TOTAL INVESTMENTS
  (Cost $2,308,447,788*)           126.6%      1,023,234,488
                                   -----      --------------
OTHER ASSETS AND LIABILITIES
  (NET)                            (26.6)       (215,080,490)
                                   -----      --------------
NET ASSETS                         100.0%     $  808,153,998
                                   =====      ==============

------------
  * Aggregate cost for Federal tax purposes is $2,357,112,854.
 ** As of June 30, 2002 the market value of the securities on loan is $202,542,496. Collateral received for securities loaned includes, $36,863,016 in the SSGA U.S. Treasury Money Market Fund, $39,939,298 in the SSGA Prime Money Market Fund, $31,479,346 in the SSGA Money Market Fund, and the remaining $99,938,078 in State Street Navigator Securities Lending Trust-Prime Portfolio.
*** Restricted security, that is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2002 these securities represent 2.0% of net assets.

    SECURITY                 ACQUISITION DATE    ACQUISITION COST
    -------------------------------------------------------------
    @Ventures Expansion
      Fund, L.P.                  2/24/00           $  176,940
                                  3/23/00              707,759
                                  6/15/00              530,819
                                  3/15/01              442,349
    @Ventures III                11/06/98              639,662
                                  1/05/99              132,527
                                  4/01/99              425,823
                                  7/23/99              530,106
                                  9/24/99              530,106
                                  1/21/00              132,527
                                  5/08/00               39,758
                                  9/18/00               26,505
                                  1/30/01               34,127
                                  7/18/01               27,938
    Blue Stream Ventures,
      L.P.                        7/31/00            3,000,000
                                 10/16/00            3,000,000
                                  5/25/01            2,000,000
                                 12/13/01            2,000,000

    -------------------------------------------------------------
    SECURITY                 ACQUISITION DATE    ACQUISITION COST
    Cidera, Inc.                  8/29/00           $7,286,561
    Mainstream Data
      Services, Inc.             12/05/01              213,440
    Multex.com                    7/28/00           30,000,000
    NEA X Ltd.                   10/26/00              478,886
                                  1/05/01              239,443
                                  7/27/01              119,722
                                  9/26/01              239,443
                                  1/16/02              250,000
                                  4/23/02              250,000
    Tellium, Inc.                 9/18/00            7,500,000
    Trident Capital Fund
      V, L.P.                    10/18/00              300,000
                                  6/26/02              105,880
    Webcenter Solutions
      ASA                         9/14/00           10,000,000

  + Non-income producing security.
 ++ Affiliated security.

ABBREVIATIONS:
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

OPEN OPTION CONTRACTS WRITTEN

                       NUMBER OF   EXERCISE   EXPIRATION
NAME OF ISSUER         CONTRACTS    PRICE        DATE       VALUE
-------------------------------------------------------------------
eBay, Inc., Call
  Options                1,225      $  70      07/20/02    $ 73,500
Intuit, Call Options     1,000         50      07/20/02     205,000
Intuit, Call Options     2,000         55      07/20/02     100,000
Charles Schwab, Call
  Options                3,000       12.5      07/20/02      60,000
                                                           --------
                                                           $438,500
                                                           ========

                       See Notes to Financial Statements.

Munder NetNet Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

At June 30, 2002 the country diversification of the Munder NetNet Fund was as follows:

                                     % OF
                                  NET ASSETS            VALUE
                                  ---------------------------
COMMON STOCK:
United States..................      89.7%     $  725,118,847
Japan..........................       3.0          24,218,996
Israel.........................       1.9          15,695,422
United Kingdom.................       0.9           7,110,063
France.........................       0.5           4,337,379
Korea..........................       0.3           2,820,948
Singapore......................       0.3           2,067,601
Finland........................       0.2           1,773,510
Italy..........................       0.2           1,636,345
Sweden.........................       0.2           1,590,507
Ireland........................       0.2           1,400,400
Mexico.........................       0.2           1,321,400
Germany........................       0.2           1,313,444
Netherlands....................       0.2           1,264,126
Thailand.......................       0.1           1,190,833
Hong Kong......................       0.1             980,800
Belgium........................       0.1             786,629
Norway.........................       0.0#            152,952
Brazil.........................       0.0#             30,620
                                    -----      --------------
TOTAL COMMON STOCKS............      98.3         794,810,822
PREFERRED STOCKS:
  United States................       0.2           1,851,349
LIMITED PARTNERSHIPS...........       1.2           9,513,052
UNIT INVESTMENT TRUST..........       1.0           8,032,167
RIGHTS/WARRANTS................       0.1             807,360
OTHER INVESTMENTS..............      25.8         208,219,738
                                    -----      --------------
TOTAL INVESTMENTS..............     126.6       1,023,234,488
OTHER ASSETS AND LIABILITIES
  (NET)........................     (26.6)       (215,080,490)
                                    -----      --------------
NET ASSETS.....................     100.0%     $  808,153,998
                                    =====      ==============

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

Munder Power Plus Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 100.4%
    AUTO COMPONENTS -- 2.5%
  202,200    IMPCO Technologies, Inc.+           $  2,648,820
                                                 ------------
    COMMERCIAL SERVICES & SUPPLIES -- 0.6%
   39,700    Headwaters, Inc.+                        625,275
                                                 ------------
    CONSTRUCTION & ENGINEERING -- 1.1%
  116,100    Quanta Services, Inc.+                 1,145,907
                                                 ------------
    ELECTRICAL EQUIPMENT -- 15.1%
  161,900    ABB Ltd., ADR+                         1,457,100
  710,100    Active Power, Inc.+                    2,563,461
   88,250    AstroPower, Inc.+                      1,733,230
1,285,600    Capstone Turbine Corporation+          2,134,096
   22,600    Energy Conversion Devices, Inc.+         354,594
  206,400    Evergreen Solar, Inc.+                   295,152
  231,400    FuelCell Energy, Inc.+                 2,381,106
  103,800    Hydrogenics Corporation+                 362,262
   56,600    NEG Micon AS+                          1,727,683
  326,300    Peco II, Inc.+                         1,093,105
  156,291    Proton Energy Systems, Inc.+             501,694
  387,500    UQM Technologies, Inc.+                1,410,500
                                                 ------------
                                                   16,013,983
                                                 ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.3%
   67,088    Intermagnetics General Corporation     1,355,178
   71,200    Itron, Inc.+                           1,867,576
  230,600    Mechanical Technology, Inc.+             249,048
                                                 ------------
                                                    3,471,802
                                                 ------------
    ENERGY EQUIPMENT & SERVICES -- 40.4%
   36,350    Baker Hughes, Inc.                     1,210,091
   38,100    BJ Services Company+                   1,290,828
   25,500    Cooper Cameron Corporation+            1,234,710
   25,600    Dril-Quip, Inc.+                         638,720
   70,300    Enerflex Systems Ltd.                    740,633
   35,650    ENSCO International, Inc.                971,819
  143,700    Ensign Resource Group, Inc             1,562,183
   79,900    Flint Energy Services Ltd.+            1,433,644
   35,600    FMC Technologies, Inc.+                  739,056
   33,100    GlobalSantaFe Corporation                905,285
  222,500    Grey Wolf, Inc.+                         910,025
  220,500    Hanover Compressor Company+            2,976,750
  146,200    Key Energy Group, Inc.+                1,535,100
   59,450    Lone Star Technologies, Inc.+          1,361,405
   32,523    Nabors Industries Ltd.+                1,148,062
  182,400    NATCO Group, Inc., Class A+            1,586,880
   38,950    Noble Corporation+                     1,503,470
   48,200    Offshore Logistics, Inc.+              1,151,498
  112,300    Oil States International, Inc.+        1,336,370
  184,800    Pason Systems, Inc.+                   1,594,048
   51,500    Patterson-UTI Energy, Inc.+            1,453,845
   88,200    Pride International, Inc.+             1,381,212
   57,700    Rowan Companies, Inc.+                 1,237,665

SHARES                                                  VALUE
-------------------------------------------------------------
    ENERGY EQUIPMENT & SERVICES (CONTINUED)
1,281,000    Savannah Energy Services
               Corporation **,+,++               $  2,447,153
  262,800    Stolt Offshore SA, ADR+                1,629,360
   44,300    Technip-Coflexip SA, ADR               1,173,950
   33,700    Tidewater, Inc.                        1,109,404
   45,200    Transocean Sedco Forex, Inc.           1,407,980
   99,000    Trican Well Service Ltd.+              1,173,372
   89,000    Unit Corporation+                      1,544,150
   89,000    Veritas DGC, Inc.+                     1,121,400
   79,800    Willbros Group, Inc.+                  1,356,600
                                                 ------------
                                                   42,866,668
                                                 ------------
    GAS UTILITIES -- 1.7%
   88,600    El Paso Corporation                    1,826,046
                                                 ------------
    MULTI-UTILITIES & UNREGULATED POWER -- 8.9%
  262,700    AES Corporation+                       1,423,834
  272,100    Calpine Corporation+                   1,912,863
   65,300    Duke Energy Corporation                2,030,830
  241,900    Dynegy, Inc., Class A                  1,741,680
  215,300    Mirant Corporation+                    1,571,690
  127,600    Williams Companies, Inc.                 764,324
                                                 ------------
                                                    9,445,221
                                                 ------------
    OIL & GAS -- 25.2%
   13,000    Amerada Hess Corporation               1,072,500
   24,170    Apache Corporation                     1,389,292
  376,900    ATP Oil & Gas Corporation+             1,142,007
   60,900    Bonavista Petroleum Ltd.+              1,203,003
   74,006    Brigham Exploration Company+             314,525
   25,700    Burlington Resources, Inc.               976,600
   26,400    Cabot Oil & Gas Corporation, Class
               A                                      603,240
   31,770    Canadian Natural Resources Ltd.        1,088,122
   27,750    Devon Energy Corporation               1,367,520
   33,500    EOG Resources, Inc.                    1,329,950
   38,100    Equitable Resources, Inc.              1,306,830
   35,900    Marathon Oil Corporation                 973,608
   44,800    Newfield Exploration Company+          1,665,216
   28,300    Noble Energy, Inc.                     1,020,215
   75,100    Ocean Energy, Inc.                     1,627,417
   82,100    PetroQuest Energy, Inc.+                 457,297
  227,300    PEYTO Exploration & Development
               Corporation+                         1,032,706
   52,550    Pioneer Natural Resources Company+     1,368,927
  135,100    Sasol Ltd., ADR+                       1,405,175
   74,400    Suncor Energy, Inc.                    1,328,784
   33,100    Tom Brown, Inc.+                         938,385
   25,900    Unocal Corporation                       956,746
   20,900    Valero Energy Corporation                782,078
   67,300    XTO Energy, Inc.                       1,386,380
                                                 ------------
                                                   26,736,523
                                                 ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.3%
   12,500    International Rectifier
               Corporation+                           364,375
                                                 ------------

                       See Notes to Financial Statements.

Munder Power Plus Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    SOFTWARE -- 1.3%
  238,800    Caminus Corporation+                $  1,392,204
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $136,386,133)                             106,536,824
                                                 ------------
RIGHTS/WARRANTS -- 0.0%#
  (Cost $0)
    ELECTRICAL EQUIPMENT -- 0.0%#
   19,300    UQM Technologies, Inc.                     5,983
                                                 ------------

TOTAL INVESTMENTS
  (Cost $136,386,133*)                100.4%      106,542,807
OTHER ASSETS AND LIABILITIES (NET)     (0.4)         (429,468)
                                      -----      ------------
NET ASSETS                            100.0%     $106,113,339
                                      =====      ============

------------
 * Aggregate cost for Federal tax purposes is $142,026,745.
** Restricted security, that is subject to restrictions on resale under federal securities laws. This security may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2002, this security represents 2.31% of net assets.

   SECURITY                 ACQUISITION DATE    ACQUISITION COST
   -------------------------------------------------------------
   Savannah Energy
     Services
     Corporation........        5/30/01            $2,500,128

 + Non-income producing security.
++ Affiliated security.
 # Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depositary Receipt

At June 30, 2002 the country diversification of the Munder Power Plus Fund was as follows:

                                       % OF
                                    NET ASSETS          VALUE
                                    -------------------------
COMMON STOCKS:
United States....................      77.9%     $ 82,660,002
Canada...........................      10.9        11,518,757
Cayman Islands...................       3.6         3,816,735
Denmark..........................       1.6         1,727,683
United Kingdom...................       1.5         1,629,360
Switzerland......................       1.4         1,457,100
South Africa.....................       1.3         1,405,175
France...........................       1.1         1,173,950
Bermuda..........................       1.1         1,148,062
                                      -----      ------------
TOTAL COMMON STOCKS..............     100.4       106,536,824
RIGHTS/WARRANTS..................       0.0#            5,983
                                      -----      ------------
TOTAL INVESTMENTS................     100.4       106,542,807
OTHER ASSETS AND LIABILITIES
  (Net)..........................      (0.4)         (429,468)
                                      -----      ------------
NET ASSETS.......................     100.0%     $106,113,339
                                      =====      ============

                       See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                   VALUE
--------------------------------------------------------------
COMMON STOCKS -- 99.2%
    APARTMENTS -- 15.0%
  32,875     Apartment Investment & Management
               Company, Class A                    $ 1,617,450
  89,060     Archstone-Smith Trust                   2,377,902
  22,459     Avalon Bay Community, Inc.              1,048,835
  14,500     Camden Property Trust                     536,935
  99,900     Equity Residential                      2,872,125
  12,025     Essex Property Trust, Inc.                657,768
                                                   -----------
                                                     9,111,015
                                                   -----------
    DIVERSIFIED -- 10.6%
   6,250     Cousins Properties, Inc.                  154,750
  35,700     Crescent Real Estate Equities
               Company                                 667,590
  46,900     iStar Financial, Inc.                   1,336,650
  27,800     One Liberty Properties, Inc.              414,220
  28,025     RAIT Investment Trust                     665,033
  54,325     Vornado Realty Trust                    2,509,815
  24,425     Washington Real Estate Investment
               Trust                                   705,883
                                                   -----------
                                                     6,453,941
                                                   -----------
    HEALTHCARE -- 2.2%
  26,400     Health Care REIT, Inc.                    790,680
  43,600     Ventas, Inc.                              555,900
                                                   -----------
                                                     1,346,580
                                                   -----------
    HOTELS -- 5.0%
  23,200     Hospitality Properties Trust              846,800
 125,800     Host Marriott Corporation               1,421,540
  27,800     MeriStar Hospitality Corporation          423,950
  10,500     Starwood Hotels & Resorts Worldwide,
               Inc.                                    345,345
                                                   -----------
                                                     3,037,635
                                                   -----------
    OFFICE AND INDUSTRIAL -- 34.6%
  58,325     AMB Property Corporation                1,808,075
  48,875     Boston Properties, Inc.                 1,952,556
  30,125     CarrAmerica Realty Corporation            929,356
  26,050     CenterPoint Properties Corporation      1,511,160
 180,400     Corporate Office Properties Trust,
               Inc.                                  2,632,036
  45,900     Duke Realty Corporation                 1,328,805
 130,999     Equity Office Properties Trust          3,943,070
  10,425     Kilroy Realty Corporation                 278,869
  11,925     Mission West Properties, Inc.             145,366
  69,100     ProLogis Trust                          1,796,600
  28,100     PS Business Parks, Inc.                   982,095
  44,175     Reckson Associates Realty
               Corporation                           1,099,958
  71,500     SL Green Realty Corporation             2,548,975
                                                   -----------
                                                    20,956,921
                                                   -----------

SHARES                                                   VALUE
--------------------------------------------------------------
    REGIONAL MALLS -- 16.1%
  27,850     CBL & Associates Properties, Inc.     $ 1,127,925
  42,000     General Growth Properties, Inc.         2,142,000
  94,625     Simon Property Group, Inc.              3,485,985
  42,900     The Mills Corp.                         1,329,900
  51,300     The Rouse Company                       1,692,900
                                                   -----------
                                                     9,778,710
                                                   -----------
    SELF STORAGE -- 4.0%
  65,675     Public Storage, Inc.                    2,436,542
                                                   -----------
    SHOPPING CENTERS -- 7.6%
  33,500     Developers Diversified Realty
               Corporation                             753,750
  68,900     Heritage Property Investment Trust      1,840,319
  48,512     Kimco Realty Corporation                1,624,667
  10,500     Weingarten Realty Investors               371,700
                                                   -----------
                                                     4,590,436
                                                   -----------
    SPECIALTY -- 4.1%
 111,500     Correctional Properties Trust           2,453,000
                                                   -----------
TOTAL COMMON STOCKS
  (Cost $47,790,754)                                60,164,780
                                                   -----------
PRINCIPAL
AMOUNT
---------
REPURCHASE AGREEMENT -- 0.9%
  (Cost $548,000)
$548,000     Agreement with State Street Bank and
               Trust Company,
               1.85% dated 06/28/2002, to be
               repurchased at $548,084 on
               07/01/2002, collateralized by
               $565,000 U.S. Treasury Bills,
               1.627% maturing 09/19/2002
               (value $562,881)                        548,000
                                                   -----------

TOTAL INVESTMENTS
  (Cost $48,338,754*)                   100.1%      60,712,780
OTHER ASSETS AND LIABILITIES (NET)       (0.1)         (54,039)
                                        -----      -----------
NET ASSETS                              100.0%     $60,658,741
                                        =====      ===========

------------
* Aggregate cost for Federal tax purposes is $48,422,925.

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 99.6%
    AEROSPACE & DEFENSE -- 2.0%
    27,900    Alliant Techsystems, Inc.+         $  1,780,020
    12,000    Triumph Group, Inc.+                    535,200
                                                 ------------
                                                    2,315,220
                                                 ------------
    AUTOMOBILES -- 1.0%
    51,300    Monaco Coach Corporation+             1,092,690
                                                 ------------
    AUTO COMPONENTS -- 4.2%
    70,400    Aftermarket Technology
                Corporation+                        1,351,680
    40,000    American Axle & Manufacturing
                Holdings, Inc.+                     1,189,600
     7,500    BorgWarner, Inc.                        433,200
    54,400    Cooper Tire & Rubber Company          1,117,920
    49,600    Tower Automotive, Inc.+                 691,920
                                                 ------------
                                                    4,784,320
                                                 ------------
    BANKS -- 3.2%
    66,000    Prosperity Bancshares, Inc.           1,221,000
    22,700    UCBH Holdings, Inc.                     862,827
    43,500    Wintrust Financial Corporation        1,503,795
                                                 ------------
                                                    3,587,622
                                                 ------------
    BEVERAGES -- 2.3%
    80,000    Constellation Brands, Inc., Class
                A+                                  2,560,000
                                                 ------------
    BIOTECHNOLOGY -- 0.8%
    48,800    Serologicals Corporation+               892,552
                                                 ------------
    CHEMICALS -- 3.9%
    41,800    Cambrex Corporation                   1,676,180
    23,600    Minerals Technologies, Inc.           1,163,952
    57,300    Spartech Corporation                  1,560,279
                                                 ------------
                                                    4,400,411
                                                 ------------
    COMMERCIAL SERVICES & SUPPLIES -- 2.0%
    40,000    Corinthian Colleges, Inc.+            1,355,600
    65,900    Tetra Tech, Inc.+                       968,730
                                                 ------------
                                                    2,324,330
                                                 ------------
    COMMUNICATIONS EQUIPMENT -- 0.6%
    50,500    REMEC, Inc.+                            283,305
   236,330    Stratos Lightwave, Inc.+                378,128
                                                 ------------
                                                      661,433
                                                 ------------
    COMPUTERS & PERIPHERALS -- 1.0%
   184,450    Qualstar Corporation+                 1,134,368
                                                 ------------
    CONSTRUCTION & ENGINEERING -- 2.0%
    95,500    Baker Michael Corporation+            1,432,500
    84,900    Quanta Services, Inc.+                  837,963
                                                 ------------
                                                    2,270,463
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    CONTAINERS & PACKAGING -- 1.6%
    31,000    AptarGroup, Inc.                   $    953,250
    47,600    Rock-Tenn Company, Class A              873,460
                                                 ------------
                                                    1,826,710
                                                 ------------
    DISTRIBUTORS -- 1.1%
    65,600    Advanced Marketing Services,
                Inc.                                1,200,480
                                                 ------------
    DIVERSIFIED FINANCIALS -- 9.1%
    14,400    Affiliated Managers Group, Inc.+        885,600
    36,400    American Capital Strategies Ltd.        999,908
    75,100    American Home Mortgage Holdings,
                Inc.                                  937,999
    41,900    Financial Federal Corporation+        1,386,890
   102,300    MCG Capital Corporation               1,709,433
   125,600    Metris Companies, Inc.                1,043,736
    97,300    New Century Financial Corporation     3,402,581
                                                 ------------
                                                   10,366,147
                                                 ------------
    ELECTRIC UTILITIES -- 4.6%
    71,600    ALLETE                                1,940,360
    36,600    Black Hills Corporation               1,266,726
    64,600    Cleco Corporation                     1,414,740
    23,500    Conectiv                                606,535
                                                 ------------
                                                    5,228,361
                                                 ------------
    ELECTRICAL EQUIPMENT -- 2.7%
   272,950    Active Power, Inc.+                     985,349
   502,300    Capstone Turbine Corporation+           833,818
   267,700    Manufacturers' Services Ltd.+         1,292,991
                                                 ------------
                                                    3,112,158
                                                 ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.0%
    25,300    Franklin Electric Co., Inc.           1,190,871
                                                 ------------
    ENERGY EQUIPMENT & SERVICES -- 7.5%
    55,200    FMC Technologies, Inc.+               1,145,952
    96,400    Hanover Compressor Company+           1,301,400
    63,900    Key Energy Group, Inc.+                 670,950
    73,800    NATCO Group, Inc., Class A+             642,060
    54,000    Offshore Logistics, Inc.+             1,290,060
    47,550    Oil States International, Inc.+         565,845
   124,500    Pason Systems, Inc+                   1,073,912
   105,200    Stolt Offshore SA, ADR+                 652,240
    69,500    Willbros Group, Inc.+                 1,181,500
                                                 ------------
                                                    8,523,919
                                                 ------------
    FOOD PRODUCTS -- 1.3%
    28,800    American Italian Pasta Company,
                Class A+                            1,468,512
                                                 ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 3.8%
    70,000    Orthofix International N.V.+          2,460,500
    70,950    Polymedica Corporation+               1,812,063
                                                 ------------
                                                    4,272,563
                                                 ------------

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
       --y
    HEALTH CARE PROVIDERS & SERVICES -- 4.4%
    76,900    AMERIGROUP Corporation+            $  2,097,832
    27,700    MAXIMUS, Inc.+                          878,090
   104,200    Owens & Minor, Inc.                   2,058,992
                                                 ------------
                                                    5,034,914
                                                 ------------
    HOTELS, RESTAURANTS & LEISURE -- 3.9%
    75,400    Penn National Gaming, Inc.+           1,368,510
    38,600    RARE Hospitality International,
                Inc.+                               1,039,112
   103,900    Ruby Tuesday, Inc.                    2,015,660
                                                 ------------
                                                    4,423,282
                                                 ------------
    HOUSEHOLD DURABLES -- 3.5%
    25,500    Centex Corporation                    1,473,645
    38,500    Mathews International
                Corporation, Class A                  898,975
    14,900    Pulte Homes, Inc.                       856,452
    16,200    The Ryland Group, Inc.                  805,950
                                                 ------------
                                                    4,035,022
                                                 ------------
    INSURANCE -- 4.9%
    59,000    Arthur J. Gallagher & Company         2,044,350
    50,000    Radian Group, Inc.                    2,442,500
    30,300    RenaissanceRe Holdings Ltd.           1,108,980
                                                 ------------
                                                    5,595,830
                                                 ------------
    INTERNET & CATALOG RETAIL -- 0.6%
    25,000    School Specialty, Inc.+                 664,000
                                                 ------------
    LEISURE EQUIPMENT & PRODUCTS -- 0.5%
    17,500    Action Performance Companies,
                Inc.+                                 552,162
                                                 ------------
    MACHINERY -- 1.6%
    16,100    Oshkosh Truck Corporation               951,671
    36,600    Regal-Beloit Corporation                889,746
                                                 ------------
                                                    1,841,417
                                                 ------------
    REAL ESTATE -- 14.1%
    97,800    Annaly Mortgage Management, Inc.      1,897,320
    70,600    Anthracite Capital, Inc.                935,450
    50,100    Anworth Mortgage Asset
                Corporation                           700,899
    24,000    CBL & Associates Properties, Inc.       972,000
    16,100    CenterPoint Properties
                Corporation                           933,961
   141,600    Corporate Office Properties Trust     2,065,944
   120,200    Correctional Properties Trust         2,644,400
    57,000    FBR Asset Investment Corporation      1,900,950
    36,000    Heritage Property Investment
                Trust                                 961,560
    86,000    RAIT Investment Trust                 2,040,780
    25,700    SL Green Realty Corporation             916,205
                                                 ------------
                                                   15,969,469
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    ROAD & RAIL -- 2.1%
    81,550    Genesee & Wyoming, Inc., Class A+  $  1,839,768
     5,500    Landstar System, Inc.+                  587,675
                                                 ------------
                                                    2,427,443
                                                 ------------
    SOFTWARE -- 2.2%
   247,500    Caminus Corporation+                  1,442,925
   114,800    Precise Software Solutions Ltd.+      1,096,340
                                                 ------------
                                                    2,539,265
                                                 ------------
    SPECIALTY RETAIL -- 3.4%
    38,900    Hibbett Sporting Goods, Inc.+           988,060
    62,100    Lithia Motors, Inc., Class A+         1,671,732
    42,000    Party City Corporation+                 684,600
    19,200    Sonic Automotive, Inc., Class A+        494,400
                                                 ------------
                                                    3,838,792
                                                 ------------
    TEXTILES, APPAREL & LUXURY GOODS -- 2.7%
    89,650    Quaker Fabric Corporation+            1,389,485
    85,500    Russell Corporation                   1,645,875
                                                 ------------
                                                    3,035,360
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $97,447,359)                              113,170,086
                                                 ------------
PRINCIPAL
AMOUNT
----------
       --y
REPURCHASE AGREEMENT -- 2.0%
  (Cost $2,254,000)
$2,254,000    Agreement with State Street Bank
                and Trust Company
                1.850% dated 06/28/2002, to be
                repurchased at $2,254,347 on
                07/01/2002, collateralized by
                $2,210,000 U.S. Treasury Note,
                5.125% maturing 12/31/2002
                (value $2,303,925)                  2,254,000
                                                 ------------

OTHER INVESTMENTS**
  (Cost $17,945,284)                   15.8%       17,945,284
                                      -----      ------------
TOTAL INVESTMENTS
  (Cost $117,646,643*)                117.4%      133,369,370
OTHER ASSETS AND LIABILITIES (NET)    (17.4)      (19,780,686)
                                      -----      ------------
NET ASSETS                            100.0%     $113,588,684
                                      =====      ============

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

OPEN OPTION CONTRACTS WRITTEN

                       NUMBER OF   EXERCISE   EXPIRATION
NAME OF ISSUER         CONTRACTS    PRICE        DATE       VALUE
-------------------------------------------------------------------
Alliant Techsystems,
  Inc., Call Options       70      $73.375      8/17/02    $  9,712
Metris Companies, Inc.
  Call Options            500           25     10/19/02       5,000
New Century Financial
  Corporation, Call
  Options                 500           40     11/16/02     180,000
Polymedia Corporation,
  Call Options            200           45      9/21/02       6,500
Polymedia Corporation,
  Call Options            200           40      9/21/02      11,500
                                                           --------
                                                           $212,712
                                                           ========

------------
 * Aggregate cost for Federal tax purposes is $118,193,483.
** As of June 30, 2002, the market value of the securities on loan is $17,497,435. Collateral received for securities loaned of $17,945,284 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

ABBREVIATION:
ADR -- American Depositary Receipt

At June 30, 2002 the country diversification of the Munder Small-Cap Value Fund was as follows:

                                       % OF
                                    NET ASSETS          VALUE
                                    -------------------------
COMMON STOCKS:
United States....................      94.0%     $106,778,114
Netherlands Antilles.............       2.1         2,460,500
Bermuda..........................       1.0         1,108,980
Israel...........................       1.0         1,096,340
Canada...........................       0.9         1,073,912
United Kingdom...................       0.6           652,240
                                      -----      ------------
TOTAL COMMON STOCKS..............      99.6       113,170,086
REPURCHASE AGREEMENT.............       2.0         2,254,000
OTHER INVESTMENTS................      15.8        17,945,284
                                      -----      ------------
TOTAL INVESTMENTS................     117.4       133,369,370
OTHER ASSETS AND LIABILITIES
  (Net)..........................     (17.4)      (19,780,686)
                                      -----      ------------
NET ASSETS.......................     100.0%     $113,588,684
                                      =====      ============

                       See Notes to Financial Statements.

Munder Small Company Growth Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                    VALUE
---------------------------------------------------------------
COMMON STOCKS -- 99.9%
    AEROSPACE & DEFENSE -- 0.5%
 46,600      Aeroflex, Inc.+                       $    323,870
                                                   ------------
    AIR FREIGHT & LOGISTICS -- 1.6%
 30,700      Forward Air Corporation+                 1,006,346
                                                   ------------
    BANKS -- 4.6%
 22,000      Commerce Bancorp, Inc.                     972,400
 32,825      Greater Bay Bancorp                      1,009,697
 23,950      Southwest Bancorporation of Texas,
               Inc.+                                    867,469
                                                   ------------
                                                      2,849,566
                                                   ------------
    BIOTECHNOLOGY -- 4.8%
 27,900      Cell Genesys, Inc.+                        383,904
 29,100      Cell Therapeutics, Inc.+                   158,857
 30,250      Charles River Laboratories
               International, Inc.+                   1,060,262
 19,000      Enzon, Inc.+                               477,280
 46,500      Serologicals Corporation+                  850,485
                                                   ------------
                                                      2,930,788
                                                   ------------
    BUILDING PRODUCTS -- 1.6%
 31,650      Trex Company, Inc.+                        993,810
                                                   ------------
    COMMERCIAL SERVICES & SUPPLIES -- 9.0%
 33,100      Corinthian Colleges, Inc.+               1,121,759
 19,900      Corporate Executive Board Company+         681,575
 18,375      Education Management Corporation+          748,414
 25,575      FactSet Research Systems, Inc.             761,367
 49,750      MCSi, Inc.+                                564,165
 22,800      NDChealth Corporation                      636,120
 39,100      Right Management Consultants, Inc.+      1,028,291
                                                   ------------
                                                      5,541,691
                                                   ------------
    COMMUNICATIONS EQUIPMENT -- 2.8%
 52,900      Anaren Microwave, Inc.+                    457,056
 63,300      Centillium Communications, Inc.+           551,976
 67,400      SpectraLink Corporation+                   717,136
                                                   ------------
                                                      1,726,168
                                                   ------------
    CONTAINERS & PACKAGING -- 0.1%
 59,027      American Bank Note Holographics,
               Inc.+                                     82,048
                                                   ------------
    DIVERSIFIED FINANCIALS -- 3.6%
 24,000      Federal Agricultural Mortgage
               Corporation+                             640,800
 32,825      Financial Federal Corporation+           1,086,508
 12,800      New Century Financial Corporation          447,616
                                                   ------------
                                                      2,174,924
                                                   ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.3%
 27,789      Avnet, Inc.                                611,080
 38,400      OSI Systems, Inc.+                         761,472

SHARES                                                    VALUE
---------------------------------------------------------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
 16,423      ScanSource, Inc.+                     $  1,008,536
 26,925      Varian, Inc.+                              887,179
                                                   ------------
                                                      3,268,267
                                                   ------------
    ENERGY EQUIPMENT & SERVICES -- 2.8%
 23,600      FMC Technologies, Inc.+                    489,936
 67,025      Key Energy Group, Inc.+                    703,763
 28,800      Willbros Group, Inc.+                      489,600
                                                   ------------
                                                      1,683,299
                                                   ------------
    FOOD & DRUG RETAILING -- 3.5%
 34,950      Performance Food Group Company+          1,183,407
 49,700      United Natural Foods, Inc.+                979,090
                                                   ------------
                                                      2,162,497
                                                   ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 2.0%
 30,275      Orthofix International N.V.+             1,064,166
  8,600      Therasense, Inc.+                          158,842
                                                   ------------
                                                      1,223,008
                                                   ------------
    HEALTH CARE PROVIDERS & SERVICES -- 12.7%
  1,600      AMN Healthcare Services, Inc.+              56,016
 50,300      First Horizon Pharmaceutical
               Corporation+                           1,040,707
 17,100      LifePoint Hospitals, Inc.+                 620,901
 38,750      Mid Atlantic Medical Services, Inc.+     1,214,812
 97,000      MIM Corporation+                         1,172,730
  6,150      Odyssey Healthcare, Inc.+                  222,938
 65,925      Option Care, Inc.+                         905,810
 25,900      Orthodontic Centers of America,
               Inc.+                                    596,995
 55,750      Province Healthcare Company+             1,246,570
 44,900      Select Medical Corporation+                703,134
                                                   ------------
                                                      7,780,613
                                                   ------------
    HOTELS, RESTAURANTS & LEISURE -- 3.2%
 39,200      RARE Hospitality International,
               Inc.+                                  1,055,264
 47,200      Ruby Tuesday, Inc.                         915,680
                                                   ------------
                                                      1,970,944
                                                   ------------
    HOUSEHOLD DURABLES -- 1.5%
 36,600      La-Z-Boy, Inc.                             923,052
                                                   ------------
    INSURANCE -- 0.6%
  8,100      Triad Guaranty, Inc.+                      352,593
                                                   ------------
    INTERNET & CATALOG RETAIL -- 1.2%
 28,650      School Specialty, Inc.+                    760,944
                                                   ------------
    INTERNET SOFTWARE & SERVICES -- 0.5%
 46,175      Netegrity, Inc.+                           284,438
                                                   ------------
    IT CONSULTING & SERVICES -- 1.6%
 41,600      ManTech International Corporation,
               Class A+                                 997,984
                                                   ------------

                       See Notes to Financial Statements.

Munder Small Company Growth Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                    VALUE
---------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    LEISURE EQUIPMENT & PRODUCTS -- 1.4%
 27,150      Nautilus Group, Inc.+                 $    830,790
                                                   ------------
    MACHINERY -- 1.5%
 22,100      Actuant Corporation, Class A+              911,625
                                                   ------------
    MEDIA -- 1.6%
 15,225      Getty Images, Inc.+                        331,448
 63,800      Spanish Broadcasting System, Inc.,
               Class A+                                 638,000
                                                   ------------
                                                        969,448
                                                   ------------
    MULTILINE RETAIL -- 0.6%
 21,100      Tuesday Morning Corporation+               391,616
                                                   ------------
    PHARMACEUTICALS -- 2.7%
 51,900      American Pharmaceutical Partners,
               Inc.+                                    641,484
 53,699      SICOR, Inc.+                               995,579
                                                   ------------
                                                      1,637,063
                                                   ------------
    REAL ESTATE -- 1.0%
 23,650      Cousins Properties, Inc.                   585,574
                                                   ------------
    ROAD & RAIL -- 1.6%
 43,800      Genesee & Wyoming, Inc., Class A+          988,128
                                                   ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 9.3%
 32,700      DSP Group, Inc.+                           640,920
 57,250      EMCORE Corporation+                        343,500
 71,350      Entegris, Inc.+                          1,041,710
 50,000      ESS Technology, Inc.+                      877,000
 30,944      MKS Instruments, Inc.+                     621,046
 52,924      Pericom Semiconductor Corporation+         613,389
 79,650      TTM Technologies, Inc.+                    417,366
151,225      White Electronic Designs
               Corporation+                           1,137,212
                                                   ------------
                                                      5,692,143
                                                   ------------
    SOFTWARE -- 9.8%
 31,350      Activision, Inc.+                          911,031
 61,100      Borland Software Corporation+              629,330
 33,100      Catapult Communications Corporation+       723,930

SHARES                                                    VALUE
---------------------------------------------------------------
    SOFTWARE (CONTINUED)
 15,787      Fair, Issac & Company, Inc.           $    518,919
 39,975      FileNET Corporation+                       579,638
 42,500      HNC Software, Inc.+                        709,750
 69,025      MapInfo Corporation+                       628,127
 26,400      THQ, Inc.+                                 787,248
 48,725      Verity, Inc.+                              540,360
                                                   ------------
                                                      6,028,333
                                                   ------------
    SPECIALTY RETAIL -- 6.9%
  4,700      Aeropostale, Inc.+                         128,639
 34,450      Cost Plus, Inc.+                         1,053,481
 20,300      O'Reilly Automotive, Inc.+                 559,468
 18,500      Rent-A-Center, Inc.+                     1,073,185
 26,900      The Wet Seal, Inc., Class A+               653,670
 25,450      Too, Inc.+                                 783,860
                                                   ------------
                                                      4,252,303
                                                   ------------
TOTAL COMMON STOCKS
  (Cost $60,927,322)                                 61,323,873
                                                   ------------
RIGHTS/WARRANTS -- 0.0%
  (Cost $0)
    CONTAINERS & PACKAGING -- 0.0%
 36,047      American Bank Note Holographics,
               Inc.
               expires 6/18/2003+                             0
                                                   ------------

OTHER INVESTMENTS**
  (Cost $14,401,685)                    23.5%       14,401,685
                                       -----      ------------
TOTAL INVESTMENTS
  (Cost $75,329,007*)                  123.4%       75,725,558
OTHER ASSETS AND LIABILITIES (NET)     (23.4)      (14,335,869)
                                       -----      ------------
NET ASSETS                             100.0%     $ 61,389,689
                                       =====      ============

------------
 * Aggregate cost for Federal tax purposes is $76,832,015.
** As of June 30, 2002, the market value of the securities on loan is $13,986,639. Collateral received for securities loaned of $14,401,685 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 87.2%
    BRAZIL -- 11.7%
      22,000    Aracruz Celulose SA, ADR          $   440,000
   4,700,000    Banco Itau SA                         265,819
      12,000    Brasil Telecom Participacoes SA,
                  ADR                                 339,720
      23,500    Companhia de Bebidas das
                  Americas, ADR                       365,190
      90,000    Companhia Paranaense de Energia-
                  Copel, ADR                          364,500
       2,900    Companhia Vale do Rio Doce
                  (CVRD), ADR+                         80,243
      20,000    Petroleo Brasileiro
                  SA -- Petrobras, ADR                377,200
      82,300    Tele Centro Oeste Celular
                  Participacoes SA, ADR               364,589
      25,000    Tele Norte Leste Participacoes
                  SA, ADR                             248,750
      89,950    Usinas Siderurgicas de Minas
                  Gerais SA, ADR                      219,001
                                                  -----------
                                                    3,065,012
                                                  -----------
    CAYMAN ISLANDS -- 1.8%
   1,106,450    Chaoda Modern Agriculture
                  (Holdings) Ltd.                     400,746
     332,000    Harbin Brewery Group Ltd.              76,618
                                                  -----------
                                                      477,364
                                                  -----------
    CHINA -- 1.8%
   2,150,000    PetroChina Company Ltd., Class
                  H+                                  457,579
                                                  -----------
    CZECH REPUBLIC -- 1.1%
      16,000    Komercni Banka AS, GDR+               273,600
                                                  -----------
    HUNGARY -- 1.0%
       4,600    Egis Rt.                              266,796
                                                  -----------
    INDIA -- 8.5%
      19,300    Dr. Reddy's Laboratories Ltd.,
                  ADR+                                374,420
      21,200    Hindalco Industries Ltd., 144A,
                  GDR++                               328,600
      24,900    ITC Ltd., GDR                         331,170
      31,200    Reliance Industries Ltd., 144A,
                  GDR++                               373,776
      41,000    State Bank of India, GDR              473,550
     105,000    Tata Engineering and Locomotive
                  Co., Ltd., GDR                      327,600
                                                  -----------
                                                    2,209,116
                                                  -----------
    INDONESIA -- 2.3%
   3,685,000    PT Bank Pan Indonesia Tbk             243,185
     830,000    PT Telekomunikasi Indonesia           357,225
                                                  -----------
                                                      600,410
                                                  -----------

SHARES                                                  VALUE
-------------------------------------------------------------
    ISRAEL -- 5.8%
      39,000    Check Point Software
                  Technologies Ltd.+              $   528,840
      85,500    Emblaze Systems+                      131,661
      20,000    Lumenis Ltd.+                          74,200
       7,800    Teva Pharmaceutical, ADR+             520,884
      16,400    TTI Team Telecom International
                  Ltd.+                               262,564
                                                  -----------
                                                    1,518,149
                                                  -----------
    KOREA -- 13.4%
      50,000    Daewoo Securities Company Ltd.+       236,077
       2,000    Kangwon Land, Inc.+                   266,833
      11,080    Kookmin Bank                          537,882
      33,600    Koram Bank                            300,249
      15,300    Korea Electric PowerCorporation       279,801
       7,100    Korea Telecom Corporation             285,062
       9,000    KT Freetel+                           296,259
      11,800    LG Household & Health Care Ltd.+      354,589
       3,500    Shinsegae Company Ltd.                593,516
       1,600    SK Telecom Company Ltd.               358,437
                                                  -----------
                                                    3,508,705
                                                  -----------
    MEXICO -- 9.6%
      21,200    America Movil S.A. de C.V.,
                  Series L, ADR                       284,080
       9,000    Fomento Economico Mexicano SA de
                  CV, ADR                             352,980
     160,000    Grupo Financiero BanCrecer SA de
                  CV, Series B                        368,231
     420,000    Grupo Financiero BBVA Bancomer
                  SA de CV, Series O+                 342,419
     155,000    Organizacion Soriana SA de CV,
                  Series B                            385,479
      14,300    Telefono de Mexico SA, ADR            458,744
      46,000    TV Azteca SA de CV, ADR               313,260
                                                  -----------
                                                    2,505,193
                                                  -----------
    PERU -- 0.0%#
          82    Ferreyros SA, ADR+                        131
                                                  -----------
    RUSSIA -- 2.0%
      53,300    RAO Unified Energy System (UES),
                  GDR                                 533,000
                                                  -----------
    SENEGAL -- 1.5%
      11,782    Sonatel Communications
                  Corporation+                        397,731
                                                  -----------
    SOUTH AFRICA -- 7.1%
     230,234    Alexander Forbes Ltd.                 350,790
      78,600    Imperial Holdings Ltd.                420,590
      31,800    Nedcor Ltd.                           358,785
     382,500    New Clicks Holdings Ltd.              280,328
      41,400    Sasol Ltd.                            439,151
                                                  -----------
                                                    1,849,644
                                                  -----------

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    TAIWAN -- 6.4%
      91,600    Accton Technology Corporation,
                  GDR                             $   309,150
      41,250    Pro Mos Technologies Inc., GDR        185,625
      41,250    Taiwan Semiconductor
                  Manufacturing Company Ltd.,
                  ADR                                 536,250
      86,400    United Microelectronics
                  Corporation, ADR+                   635,040
                                                  -----------
                                                    1,666,065
                                                  -----------
    THAILAND -- 3.3%
     222,000    Hana Microelectronics Public
                  Company Ltd.                        376,588
     170,000    PTT Exploration & Production
                  Public Company Ltd.                 486,766
                                                  -----------
                                                      863,354
                                                  -----------
    TURKEY -- 5.2%
  79,600,000    Aksigorta AS                          220,902
  48,000,000    Arcelik AS                            302,744
 316,500,000    Dogan Yayin Holding AS                578,878
 106,666,664    Haci Omer Sabanci Holding AS          262,293
                                                  -----------
                                                    1,364,817
                                                  -----------
    UNITED KINGDOM -- 3.6%
      42,700    Anglo American Plc                    710,269
     360,000    Dimension Data Holdings Plc+          225,038
                                                  -----------
                                                      935,307
                                                  -----------
    VENEZUELA -- 1.1%
      20,000    Compania Anonima Nacional
                  Telefonos de Venezuela, ADR         284,600
                                                  -----------
TOTAL COMMON STOCKS
  (Cost $24,858,094)                               22,776,573
                                                  -----------
PREFERRED STOCKS -- 3.9%
    BRAZIL -- 0.0%#
         417    Telemar Norte Leste SA, Series A            8
                                                  -----------

SHARES                                                  VALUE
-------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
    KOREA -- 3.9%
       3,721    Samsung Electronics Company
                  Ltd.                            $ 1,017,630
                                                  -----------
TOTAL PREFERRED STOCKS
  (Cost $946,544)                                   1,017,638
                                                  -----------
INVESTMENT COMPANY SECURITIES -- 1.3%
  (Cost $700,000)
    BRITISH VIRGIN ISLANDS -- 1.3%
      70,000    Korea Investment Opportunities        335,300
                                                  -----------
PRINCIPAL
AMOUNT
------------
REPURCHASE AGREEMENT -- 9.8%
  (Cost $2,545,000)
  $2,545,000    Agreement with State Street Bank
                  and Trust Company,
                  1.850% dated 06/30/2002, to be
                  repurchased at $2,545,392 on
                  07/01/2002, collateralized by
                  $2,280,000 U.S. Treasury Note,
                  6.500% maturing 02/15/2010
                  (value $2,599,200)                2,545,000
                                                  -----------

TOTAL INVESTMENTS
  (Cost $29,049,638*)                102.2%      26,674,511
OTHER ASSETS AND LIABILITIES (Net)    (2.2)        (562,705)
                                     -----      -----------
NET ASSETS                           100.0%     $26,111,806
                                     =====      ===========

------------
 * Aggregate cost for Federal tax purposes is $29,196,914.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

At June 30, 2002 sector diversification of the Munder Framlington Emerging Markets Fund was as follows:

                                        % OF
                                     NET ASSETS         VALUE
                                     ------------------------
COMMON STOCKS:
Banks.............................      12.1%     $ 3,163,720
Diversified Telecommunication
  Services........................       9.1        2,371,832
Oil & Gas.........................       6.7        1,760,696
Semiconductor Equipment &
  Products........................       5.2        1,356,915
Metals & Mining...................       5.1        1,338,113
Wireless Telecommunication
  Services........................       5.0        1,303,366
Multiline Retail..................       4.8        1,259,323
Pharmaceuticals...................       4.5        1,162,100
Electric Utilities................       4.5        1,177,300
Media.............................       3.4          892,138
Diversified Financials............       3.3          849,160
Beverages.........................       2.7          718,170
Electronic Equipment &
  Instruments.....................       2.6          685,738
Internet Software & Services......       2.0          528,840
Paper and Forest Products.........       1.7          440,000
Specialty Retail..................       1.6          420,590
Food Products.....................       1.5          400,746
Chemicals.........................       1.4          373,776
IT Consulting & Services..........       1.4          356,700
Household Products................       1.4          354,588
Industrial Conglomerates..........       1.3          343,451
Tobacco...........................       1.3          331,170
Automobiles.......................       1.3          327,600
Household Durables................       1.2          302,744
Software..........................       1.0          262,564
Insurance.........................       0.8          220,902
Health Care Products..............       0.3           74,200
Machinery.........................       0.0#             131
                                       -----      -----------
TOTAL COMMON STOCKS...............      87.2       22,776,573
PREFERRED STOCKS:
Diversified Telecommunication
  Services........................       0.0#               8
Semiconductor Equipment &
  Products........................       3.9        1,017,630
                                       -----      -----------
TOTAL PREFERRED STOCKS............       3.9        1,017,638
INVESTMENT COMPANY SECURITIES.....       1.3          335,300
REPURCHASE AGREEMENT..............       9.8        2,545,000
                                       -----      -----------
TOTAL INVESTMENTS.................     102.2       26,674,511
OTHER ASSETS AND LIABILITIES
  (NET)...........................      (2.2)        (562,705)
                                       -----      -----------
NET ASSETS........................     100.0%     $26,111,806
                                       =====      ===========

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 100.2%
    BIOTECHNOLOGY -- 37.0%
  138,375    Abegenix, Inc.+                     $  1,356,075
  600,000    Acambis Plc+                           1,939,355
   48,573    Actelion Ltd.+                         1,758,593
  130,000    Albany Molecular Research, Inc.+       2,748,200
   80,000    Alexion Pharmaceuticals, Inc.+         1,212,000
  134,375    Alkermes, Inc.+                        2,151,344
   62,500    Amgen, Inc.+                           2,617,500
  426,225    Amylin Pharmaceuticals, Inc.+          4,662,901
  160,000    Biosearch Italia SpA+                  2,157,610
  120,000    Cambridge Antibody Technology
               Group Plc+                           1,893,616
  150,000    Celgene Corporation+                   2,295,000
  100,000    Cell Therapeutics, Inc.+                 545,900
  330,000    Celltech Group Plc+                    2,616,300
   60,000    Cephalon, Inc.+                        2,712,000
  420,000    ConjuChem, Inc.+                       1,382,762
  375,000    Corvas International, Inc.+              806,250
  400,000    Curis, Inc.+                             488,000
  100,000    CV Therapeutics, Inc.+                 1,862,000
  255,000    Dendreon Corporation+                    538,050
  293,575    Exelixis, Inc.+                        2,210,620
  400,000    Forbes Medi-Tech, Inc.+, **              252,848
   90,000    Genentech, Inc.+                       3,015,000
  140,000    Genmab A/S+                            2,591,922
   85,000    ICOS Corporation+                      1,441,600
   72,500    IDEC Pharmaceuticals Corporation+      2,570,125
  170,000    ILEX Oncology, Inc.+                   2,395,300
  192,000    ImmunoGen, Inc.+                         516,480
  600,000    Introgen Therapeutics, Inc.+           1,218,000
   55,000    Invitrogen Corporation+                1,760,550
  250,000    Isis Pharmaceuticals, Inc.+            2,377,500
   60,000    Karo Bio AB+                             996,494
  334,200    La Jolla Pharmaceutical Company+       2,088,750
  250,000    La Jolla Pharmaceutical Company+,
               **                                   1,562,500
  290,525    Lexicon Genetics, Inc.+                1,196,963
  225,000    Medarex, Inc.+                         1,669,500
  110,000    MedImmune, Inc.+                       2,904,000
  100,000    Myriad Genetics, Inc.+                 2,034,000
  146,500    NeoPharm, Inc.                         1,841,505
  103,600    Neurocrine Biosciences, Inc.+          2,968,140
  122,000    NeuroSearch A/S+                       1,594,835
  202,750    Nicox+                                 3,697,425
   45,595    Novuspharma SpA+                       1,119,137
  100,000    OSI Pharmaceuticals, Inc.+             2,431,000
2,762,682    Oxford BioMedica Plc+                    766,607
   86,250    Pharmacyclics, Inc.+                     382,950
   60,000    QIAGEN NV                                699,000
   60,000    QIAGEN NV+                               708,557
  137,225    Sangamo BioSciences, Inc.+               806,883
  129,375    SangStat Medical Corporation+          2,973,037
  315,975    Telik, Inc.+                           3,949,687
  250,000    Texas Biotechnology Corporation+         975,000
   90,000    TranskaryoticTherapies, Inc.+          3,244,500

SHARES                                                  VALUE
-------------------------------------------------------------
    BIOTECHNOLOGY (CONTINUED)
  100,000    Vical, Inc.+                        $    528,000
  144,350    ViroPharma, Inc.+                        206,421
  334,850    XOMA Ltd.+                             1,336,052
1,120,000    XTL Biopharmaceuticals Ltd.+             665,967
                                                 ------------
                                                   99,440,311
                                                 ------------
    DIVERSIFIED FINANCIALS -- 0.4%
   41,150    CTI Molecular Imaging, Inc.+             943,981
                                                 ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.8%
   80,000    Waters Corporation+                    2,136,000
                                                 ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 22.1%
   86,675    Advanced Neuromodulation Systems,
               Inc.+                                2,643,587
  443,475    AeroGen, Inc.+                           390,258
   52,350    Align Technology, Inc.+                  205,212
  189,700    American Medical Systems Holdings,
               Inc.+                                3,805,382
  337,500    Axis-Shield Plc+                       1,321,157
   60,000    Baxter International, Inc.             2,667,000
  125,000    Biomet, Inc.                           3,390,000
   82,725    Biosite Diagnostics, Inc.+             2,328,709
  170,000    Cytyc Corporation+                     1,295,400
  300,000    Dyax Corporation+                      1,170,000
  215,700    Endocardial Solutions, Inc.+           1,637,163
  200,000    EPIX Medical, Inc.+                    2,110,000
  262,550    Genomic Solutions, Inc.+                 183,785
  953,000    Gyrus Group Plc+                       3,312,822
  250,000    Inhale Therapeutic Systems, Inc.+      2,372,500
  160,000    Integra LifeSciences Holdings+         3,480,000
   56,650    Interpore International, Inc.+           547,806
  220,000    Kensey Nash Corporation+               3,564,000
  138,450    Kyphon, Inc.+                          2,018,601
  225,000    MedSource Technologies, Inc.+          2,756,250
   32,500    Medtronic, Inc.                        1,392,625
  311,200    Micro Therapeutics, Inc.+              1,167,000
   87,775    Molecular Devices Corporation+         1,562,395
   31,950    Novoste Corporation+                     147,609
   90,000    ResMed, Inc.+                          2,646,000
  223,650    Rita Medical Systems, Inc.+            2,263,338
    2,827    Synthes-Stratec, Inc.                  1,724,821
  160,000    Therasense, Inc.+                      2,955,200
  270,000    Transgenomic, Inc.+                      680,400
1,500,000    Weston Medical Group Plc+              2,264,106
   66,165    Wright Medical Group, Inc.+            1,333,886
                                                 ------------
                                                   59,337,012
                                                 ------------
    HEALTH CARE PROVIDERS & SERVICES -- 18.3%
   67,500    Accredo Health, Inc.+                  3,114,450
   28,675    American Healthways, Inc.+               510,415
   55,450    AMN Healthcare Services, Inc.+         1,941,304
   37,000    Anthem, Inc.+                          2,496,760
   50,000    Cardinal Health, Inc.                  3,070,500
  215,000    Caremark Rx, Inc.+                     3,547,500

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
  200,025    Dynacare, Inc.+                     $  4,398,550
  262,245    Evotec Biosystems AG+                  1,522,612
  108,425    First Health Group Corporation+        3,040,237
  100,000    First Horizon Pharmaceutical
               Corporation+                         2,069,000
   92,575    IMPATH, Inc.+                          1,661,721
   40,000    Laboratory Corporation of America
               Holdings+                            1,826,000
  100,000    Omnicare, Inc.                         2,626,000
  253,000    Omnicell, Inc.+                        1,768,470
  150,000    Pharmaceutical Product
               Development, Inc.+                   3,951,000
   90,000    Renal Care Group, Inc.+                2,803,500
  200,000    Select Medical Corporation+            3,132,000
   45,000    Triad Hospitals, Inc.+                 1,907,100
   41,875    United Surgical Partners
               International, Inc.+                 1,297,288
   32,500    Wellpoint Health Networks, Inc.+       2,528,825
                                                 ------------
                                                   49,213,232
                                                 ------------
    INTERNET SOFTWARE & SERVICES -- 0.4%
  250,700    eBenX, Inc.+                             666,862
  326,000    HealthStream, Inc.+                      459,660
                                                 ------------
                                                    1,126,522
                                                 ------------
    PHARMACEUTICALS -- 20.2%
   80,000    Adolor Corporation+                      900,800
   20,500    Allergan, Inc.                         1,368,375
  150,825    American Pharmaceutical Partners,
               Inc.+                                1,864,197
   80,000    Biovail Corporation+                   2,316,800
  285,717    Cellegy Pharmaceuticals, Inc.+           628,577
  125,000    Cellegy Pharmaceuticals, Inc.+, **       275,000
  110,000    CIMA Labs, Inc.+                       2,653,200
  427,275    Discovery Partners International+      2,802,924
   50,000    Forest Laboratories, Inc.+             3,540,000
  293,751    Galen Holdings Plc                     2,111,248
   18,750    Galen Holdings Plc, ADR                  524,732
  397,750    Insmed, Inc.+                            556,850
  280,000    Inspire Pharmaceuticals, Inc.+         1,078,000
  120,000    InterMune, Inc.+                       2,532,000
   65,000    Medicis Pharmaceutical
               Corporation, Class A+                2,779,400
  160,000    MGI Pharma, Inc.+                      1,129,600
  337,350    Neurochem, Inc.+                         810,777
  139,675    NPS Pharmaceuticals, Inc.+             2,139,821
  148,000    Pfizer, Inc.                           5,180,000
  495,000    Pharmagene Plc+                          369,804

SHARES                                                  VALUE
-------------------------------------------------------------
    PHARMACEUTICALS (CONTINUED)
  379,475    POZEN, Inc.+                        $  1,965,681
   60,000    Sanofi-Synthelabo SA                   3,643,332
   90,000    Scios, Inc.+                           2,754,900
  200,000    SICOR, Inc.+                           3,708,000
   53,000    Teva Pharmaceutical, ADR               3,539,340
   70,000    Trimeris, Inc.+                        3,107,300
                                                 ------------
                                                   54,280,658
                                                 ------------
    SOFTWARE -- 1.0%
   51,325    Cerner Corporation+                    2,454,875
  213,100    Pharsight Corporation+                   213,100
                                                 ------------
                                                    2,667,975
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $440,535,382)                             269,145,691
                                                 ------------
RIGHTS/WARRANTS -- 0.0%#
  (Cost $0)
    BIOTECHNOLOGY -- 0.0%#
    2,400    AVANT Immunotherapeutics, Inc.
               expires 8/24/2003+                         480
                                                 ------------

TOTAL INVESTMENTS
  (Cost $440,535,382*)              100.2%      269,146,171
OTHER ASSETS AND LIABILITIES (NET)   (0.2)         (405,917)
                                    -----      ------------
NET ASSETS                          100.0%     $268,740,254
                                    =====      ============

------------
 * Aggregate cost for Federal tax purposes is $440,605,471.
** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2002 these securities represent 0.8% of net assets.

   SECURITY                 ACQUISITION DATE    ACQUISITION COST
   -------------------------------------------------------------
   Cellegy
     Pharmaceuticals,
     Inc                        09/29/00           $  968,750
   Forbes Medi-Tech,
     Inc.                       07/04/00            2,493,093
   La Jolla
     Pharmaceutical
     Company                    02/05/01            1,550,000

 + Non-income producing security.
 # Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

At June 30, 2002 the country diversification of the Munder Framlington Healthcare Fund was as follows:

                                       % OF
                                    NET ASSETS          VALUE
                                    -------------------------
COMMON STOCK:
United States....................      80.6%     $216,444,562
United Kingdom...................       6.6        17,785,714
Canada...........................       3.4         9,161,737
France...........................       2.7         7,340,757
Denmark..........................       1.6         4,186,757
Israel...........................       1.3         3,539,340
Switzerland......................       1.3         3,483,414
Italy............................       1.2         3,276,747
Germany..........................       0.6         1,522,612
Netherlands......................       0.5         1,407,557
Sweden...........................       0.4           996,494
                                      -----      ------------
TOTAL COMMON STOCKS..............     100.2       269,145,691
RIGHTS/WARRANTS
  United States..................       0.0#              480
                                      -----      ------------
TOTAL INVESTMENTS................     100.2       269,146,171
OTHER ASSETS AND LIABILITIES
  (NET)..........................      (0.2)         (405,917)
                                      -----      ------------
NET ASSETS.......................     100.0%     $268,740,254
                                      =====      ============

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                   VALUE
--------------------------------------------------------------
COMMON STOCKS -- 95.6%
    AUSTRALIA -- 1.5%
 380,000     AXA Asia Pacific Holdings, Ltd.       $   577,689
                                                   -----------
    BRAZIL -- 0.9%
  12,500     Brasil Telecom Participacoes SA, ADR      353,875
                                                   -----------
    DENMARK -- 0.8%
  11,300     Vestas Wind Systems A/S                   305,934
                                                   -----------
    FINLAND -- 3.4%
  33,000     Nokia AB Oyj                              482,091
  36,500     Sampo Insurance Oyj, A Shares             284,241
  41,000     Stora Enso Oyj                            573,499
                                                   -----------
                                                     1,339,831
                                                   -----------
    FRANCE -- 12.4%
  13,300     Aventis SA                                940,677
  14,250     BNP Paribas SA                            786,628
   9,000     Compagnie Generale des
               Etablissements Michelin                 364,008
  10,000     Pechiney SA                               455,909
  16,300     Suez SA                                   433,829
  20,500     Thomson Multimedia SA+                    483,979
   6,300     Total Fina SA, Class B                  1,020,961
   5,650     Vinci SA                                  382,345
                                                   -----------
                                                     4,868,336
                                                   -----------
    GERMANY -- 8.0%
   5,200     Adidas-Salomon AG                         426,475
   8,500     Bayerische Hypo-und Vereinsbank AG        276,503
   6,200     Deutsche Bank AG                          430,260
   1,910     Muenchener Rueckversicherungs-
               Gesellschaft AG                         451,868
   3,700     SAP AG                                    361,992
   8,500     Schering AG                               534,404
  11,500     Siemens AG                                689,010
                                                   -----------
                                                     3,170,512
                                                   -----------
    IRELAND -- 0.9%
  33,000     DCC PLC                                   375,719
                                                   -----------
    ITALY -- 3.5%
  38,000     ENI SpA                                   603,082
  56,000     Telecom Italia SpA                        437,752
  74,000     Unicredito Italiano SpA                   334,090
                                                   -----------
                                                     1,374,924
                                                   -----------
    JAPAN -- 13.8%
  45,000     Asahi Glass Co., Ltd.                     287,949
  10,000     Cats, Inc.                                226,088
  40,000     Citizen Watch Co., Ltd.                   269,303
  13,000     Credit Saison Co., Ltd.                   308,555
  40,000     Daiwa Securities Group, Inc.              259,292
      80     DDI Corporation                           246,944
  30,000     JGC Corporation                           212,739

SHARES                                                   VALUE
--------------------------------------------------------------
    JAPAN (CONTINUED)
   4,000     Kyocera Corporation                   $   291,995
  10,000     Kyorin Pharmaceuticals Co., Ltd.          241,105
  35,000     Mitsubishi Corporation                    253,160
 300,000     Mitsui Engineering & Shipbuiding
               Co., Ltd.+                              375,422
  23,000     NEC Corporation                           160,030
  37,000     NGK Insulators, Ltd.                      292,938
      55     Nippon Telegraph & Telephone
               Corporation                             226,213
     100     Office Building Fund of Japan, Inc.       462,187
   3,000     Orix Corporation                          242,022
      20     Photonics Corporation                      36,708
      60     Photonics Corporation**, +                110,124
  13,000     Sega Corporation+                         312,351
   4,000     TDK Corporation                           188,879
  11,000     The Tokyo Electric Power Co, Inc.         226,213
  50,000     YASKAWA Electric Corporation              199,391
                                                   -----------
                                                     5,429,608
                                                   -----------
    KOREA -- 1.0%
   8,198     Kookmin Bank                              397,974
                                                   -----------
    LUXEMBOURG -- 1.4%
  40,000     Arcelor+                                  566,609
                                                   -----------
    NETHERLANDS -- 5.3%
  19,300     ING Groep NV                              494,650
  17,500     Koninklijke (Royal) Philips
               Electronics NV                          487,675
  20,000     Royal Dutch Petroleum Co.               1,111,926
                                                   -----------
                                                     2,094,251
                                                   -----------
    NEW ZEALAND -- 0.9%
 349,925     Carter Holt Harvey, Ltd.                  337,245
                                                   -----------
    RUSSIA -- 0.5%
  21,000     RAO Unified Energy System of Russia,
               GDR                                     210,000
                                                   -----------
    SINGAPORE -- 2.1%
  65,000     United Overseas Bank Ltd.                 467,374
  44,000     Venture Manufacturing, Ltd.               351,253
                                                   -----------
                                                       818,627
                                                   -----------
    SPAIN -- 1.6%
       1     Banco Bilbao Vizcaya Argentaria SA             12
  94,000     Telefonica Publicidad e Informacion
               SA                                      382,688
  30,425     Telefonica SA                             254,927
                                                   -----------
                                                       637,627
                                                   -----------
    SWEDEN -- 1.9%
  32,000     Eniro AB                                  244,890
  20,000     SKF AB, B Shares                          516,701
                                                   -----------
                                                       761,591
                                                   -----------

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                   VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    SWITZERLAND -- 9.3%
   5,200     Adecco SA                             $   308,200
  12,800     Logitech International SA                 593,872
   4,750     Nestle SA                               1,105,096
  19,000     Novartis AG                               833,758
  16,500     UBS AG-Registered+                        828,042
                                                   -----------
                                                     3,668,968
                                                   -----------
    UNITED KINGDOM -- 26.4%
  88,000     AMEC PLC                                  561,498
  35,930     Amvescap PLC                              292,803
  80,000     Barclays PLC                              673,286
  92,500     BP Amoco PLC                              777,076
  44,500     British Sky Broadcasting Group PLC+       426,757
  66,500     Cadbury Schweppes PLC                     498,328
 113,070     Centrica PLC                              349,956
  23,000     Cobham PLC                                359,089
  21,650     Exel PLC                                  275,788
  47,800     GlaxoSmithKline PLC                     1,033,414
  47,500     Hanson PLC                                339,292
  36,891     HBOS PLC                                  399,346
 151,500     Legal & General Group PLC                 302,012
  43,000     Lloyds TSB Group PLC                      428,107
  53,000     P & O Princess Cruises PLC                335,347
  44,500     Prudential PLC                            407,082
  22,500     Royal Bank of Scotland Group PLC          638,066
  89,600     Serco Group PLC                           274,543
  36,000     Shire Pharmaceuticals Group PLC+          318,347
  60,000     Standard Chartered PLC                    640,353
 105,000     Tesco PLC                                 381,811
  37,092     Thus Group PLC                              6,786
 490,000     Vodafone Group PLC                        672,371
                                                   -----------
                                                    10,391,458
                                                   -----------

SHARES                                                   VALUE
--------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $38,457,853)                               $37,680,778
                                                   -----------
PREFERRED STOCKS -- 1.0%
  (Cost $143,496)
    GERMANY -- 1.0%
     850     Porsche AG                                404,280
                                                   -----------
INVESTMENT COMPANY SECURITIES -- 0.9%
  (Cost $700,000)
    BRITISH VIRGIN ISLANDS -- 0.9%
  70,000     Korea Investment Opportunities            335,300
                                                   -----------
PRINCIPAL
AMOUNT
---------
REPURCHASE AGREEMENT -- 1.3%
  (Cost $509,000)
 509,000     Agreement with State Street Bank and
               Trust Company,
               1.850% dated 06/28/2002, to be
               repurchased at $509,078 on
               07/01/2002, collateralized by
               $525,000 U.S. Treasury Bill 1.627%
               maturing 09/19/2002 (value
               $523,031)                               509,000
                                                   -----------

TOTAL INVESTMENTS
  (Cost $39,810,349*)                    98.8%      38,929,358
OTHER ASSETS AND LIABILITIES (NET)        1.2          467,261
                                        -----      -----------
NET ASSETS                              100.0%     $39,396,619
                                        =====      ===========

------------
 * Aggregate cost for Federal tax purposes is $39,978,257.
** When Issued Security.
 + Non-income producing security.

ABBREVIATIONS:
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

At June 30, 2002 sector diversification of the Munder Framlington International Growth Fund was as follows:

                                        % OF
                                     NET ASSETS         VALUE
                                     ------------------------
COMMON STOCKS:
Banks.............................      16.0%     $ 6,300,042
Pharmaceuticals...................       9.9        3,901,705
Oil & Gas.........................       8.9        3,513,045
Insurance.........................       5.1        2,022,892
Food Products.....................       4.1        1,603,424
Diversified Financials............       4.1        1,597,322
Electronic Equipment &
  Instruments.....................       3.3        1,300,821
Household Durables................       3.3        1,284,005
Diversified Telecommunication
  Services........................       3.2        1,272,767
Machinery.........................       3.0        1,185,061
Construction & Engineering........       2.9        1,156,583
Industrial Conglomerates..........       2.7        1,064,728
Media.............................       2.7        1,054,335
Metals & Mining...................       2.6        1,022,518
Wireless Telecommunication
  Services........................       2.3          919,315
Paper & Forest Products...........       2.3          910,745
Commercial Services & Supplies....       2.1          808,830
Computers & Peripherals...........       1.9          753,902
Communication Equipment...........       1.2          482,091
Real Estate.......................       1.2          462,187
Electric Utilities................       1.1          436,213
Multi-Utilities & Unregulated
  Power...........................       1.1          433,829
Textiles, Apparel & Luxury
  Goods...........................       1.1          426,475
Food & Drug Retailing.............       1.0          381,811
Auto Components...................       0.9          364,008

                                        % OF
                                     NET ASSETS         VALUE
                                     ------------------------
Software..........................       0.9%     $   361,992
Aerospace & Defense...............       0.9          359,089
Gas Utilities.....................       0.9          349,956
Construction Materials............       0.9          339,292
Hotels, Restaurants & Leisure.....       0.8          335,347
Electrical Equipment..............       0.8          305,934
Building Products.................       0.7          287,949
Air Freight & Logistics...........       0.7          275,787
Trading Companies &
  Distributors....................       0.6          253,160
Semiconductor Equipment &
  Products........................       0.4          146,832
Internet Software & Services......       0.0#           6,786
                                       -----      -----------
TOTAL COMMON STOCKS...............      95.6       37,680,778
PREFERRED STOCKS
Automobiles.......................       1.0          404,280
INVESTMENT COMPANY SECURITIES.....       0.9          335,300
REPURCHASE AGREEMENT..............       1.3          509,000
                                       -----      -----------
TOTAL INVESTMENTS.................      98.8       38,929,358
OTHER ASSETS AND LIABILITIES
  (NET)...........................       1.2          467,261
                                       -----      -----------
NET ASSETS........................     100.0%     $39,396,619
                                       =====      ===========

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

Munder Bond Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
ASSET-BACKED SECURITIES -- 4.8%
    CREDIT CARD -- 2.5%
$3,000,000    Standard Credit Card Master
                Trust, Series 1994-2, Class A,
                7.250% due 04/07/2008            $  3,302,274
                                                 ------------
    UTILITIES -- 2.3%
 3,000,000    Detroit Edison Securitization
                Funding LLC, Series 2001-1
                Class A3,
                5.875% due 03/01/2010               3,165,045
                                                 ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $6,146,801)                                 6,467,319
                                                 ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.0%
  (Cost $2,613,932)
 2,500,000    Chase Commercial Mortgage
                Securities Corporation, Series
                1998-2, Class A2,
                6.390% due 11/18/2030               2,657,013
                                                 ------------
CORPORATE BONDS AND NOTES -- 53.5%
    CONSUMER DISCRETIONARY -- 7.0%
 1,525,000    Cox Communications, Inc.,
                6.400% due 08/01/2008               1,388,269
 1,620,000    Gannett Company, Inc.,
                6.375% due 04/01/2012               1,678,589
 2,500,000    Kohl's Corporation,
                6.300% due 03/01/2011               2,578,772
 2,000,000    Lowe's Cos., Inc.,
                7.500% due 12/15/2005               2,179,220
 1,560,000    Target Corporation,
                5.375% due 06/15/2009               1,559,223
                                                 ------------
                                                    9,384,073
                                                 ------------
    CONSUMER STAPLES -- 4.5%
 1,895,000    Anheuser-Busch Companies,
                9.000% due 12/01/2009               2,320,386
 3,115,000    Coca-Cola Enterprises,
                8.500% due 02/01/2022               3,752,164
                                                 ------------
                                                    6,072,550
                                                 ------------
    ENERGY -- 1.2%
 1,550,000    Devon Financing Corporation,
                6.875% due 09/30/2011               1,614,226
                                                 ------------
    FINANCIALS -- 22.8%
 1,085,000    Axa,
                8.600% due 12/15/2030               1,242,902
 2,500,000    Block Financial Corporation,
                8.500% due 04/15/2007               2,806,457
 1,340,000    CIT Group, Inc.,
                6.500% due 02/07/2006               1,299,235
 2,500,000    Citigroup, Inc.,
                5.750% due 05/10/2006               2,600,852
 1,500,000    Credit Suisse First Boston USA,
                Inc.,
                6.125% due 11/15/2011               1,471,755

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
    FINANCIALS (CONTINUED)
$1,500,000    EOP Operating LP,
                7.875% due 07/15/2031            $  1,524,075
 1,500,000    Ford Motor Company,
                7.450% due 07/16/2031               1,396,271
 2,000,000    General Motors Acceptance
                Corporation,
                7.250% due 03/02/2011               2,041,978
 1,690,000    Heller Financial, Inc.,
                6.375% due 03/15/2006               1,803,505
 2,000,000    Household Finance Corporation,
                5.750% due 01/30/2007               1,991,160
 2,000,000    Jackson National Life Insurance
                Company,
                5.250% due 03/15/2007               2,038,168
 1,170,000    Landesbank Baden-Wurttemberg,
                MTN,
                6.350% due 04/01/2012               1,214,249
   915,000    Morgan Stanley Dean Witter & Co.,
                6.600% due 04/01/2012                 932,465
 1,000,000    Morgan Stanley Group, Inc.,
                7.250% due 04/01/2032               1,019,223
 3,000,000    Nationwide Financial Funding LLC,
                6.250% due 11/15/2011               3,055,722
 2,500,000    PHH Corporation, MTN,
                8.125% due 02/03/2003               2,534,438
 1,500,000    U.S. Bank of North America/
                Minnesota,
                6.375% due 08/01/2011               1,555,410
                                                 ------------
                                                   30,527,865
                                                 ------------
    HEALTHCARE -- 2.5%
 3,000,000    Eli Lilly and Company,
                8.375% due 02/07/2005               3,326,562
                                                 ------------
    INDUSTRIAL -- 5.9%
 1,430,000    Caterpillar Financial Services
                Corporation,
                4.875% due 06/15/2007               1,427,827
 1,400,000    Convergys Corporation, MTN,
                2.765% due 09/09/2002               1,399,532
 1,500,000    Dover Corporation,
                6.450% due 11/15/2005               1,587,600
 1,300,000    Norfolk Southern Corporation,
                6.000% due 04/30/2008               1,344,669
 2,446,562    United Air Lines, Inc.,
                8.030% due 07/01/2011               2,135,726
                                                 ------------
                                                    7,895,354
                                                 ------------
    INFORMATION TECHNOLOGY -- 1.3%
 1,700,000    Motorola, Inc.,
                6.450% due 02/01/2003               1,691,612
                                                 ------------

                       See Notes to Financial Statements.

Munder Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    TELECOMMUNICATIONS SERVICES -- 2.4%
$4,000,000    AT&T Canada, Inc.,
                7.625% due 03/15/2005            $    480,000
 2,770,000    Verizon New England, Inc.,
                6.500% due 09/15/2011               2,708,872
                                                 ------------
                                                    3,188,872
                                                 ------------
    UTILITIES -- 5.9%
 1,035,000    Constellation Energy Group, Inc.,
                7.600% due 04/01/2032               1,065,253
 1,400,000    El Paso Energy Corporation,
                7.375% due 12/15/2012               1,355,016
 1,500,000    National Rural Utilities
                Cooperative Finance
                Corporation,
                6.000% due 05/15/2006               1,541,097
 3,890,000    TECO Energy, Inc.,
                7.000% due 10/01/2015               3,927,601
                                                 ------------
                                                    7,888,967
                                                 ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $72,814,301)                               71,590,081
                                                 ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.3%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 3.6%
              FHLMC:
   500,000      3.500% due 09/15/2003                 507,205
   500,000      5.250% due 02/15/2004                 520,331
   760,000      5.500% due 07/15/2006                 797,155
 2,500,000      6.250% due 03/05/2012               2,557,002
   340,000      6.875% due 09/15/2010                 377,794
                                                 ------------
                                                    4,759,487
                                                 ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 2.0%
              FNMA:
 2,200,000      4.375% due 10/15/2006               2,212,054
   500,000      6.125% due 03/15/2012                 529,114
                                                 ------------
                                                    2,741,168
                                                 ------------
    GOVERNMENT AGENCY DEBENTURES -- 3.7%
 4,600,000    Tennessee Valley Authority,
                6.375% due 06/15/2005               4,942,659
                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $11,878,248)                               12,443,314
                                                 ------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 18.9%
    COLLATERALIZED MORTGAGE OBLIGATIONS
      (CMO) -- 8.8%
              Federal Home Loan Mortgage
                Corporation:
$5,000,000      Series 2132, Class PD,
                6.000% due 11/15/2027            $  5,114,928
   435,566      Series 1541, Class F,
                6.250% due 05/15/2019                 436,352
 1,925,000      Series 1702-A, Class PD,
                6.500% due 04/15/2022               2,033,756
              Federal National Mortgage
                Association:
 3,400,000      Series 2002-T3, Class B,
                5.763% due 12/25/2011               3,480,249
   723,153      Remic Trust 1997 G1 Class K,
                6.750% due 02/18/2004                 744,595
                                                 ------------
                                                   11,809,880
                                                 ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 3.1%
              FHLMC:
   412,936      Pool #E62394, Gold,
                7.500% due 09/01/2010                 433,989
 3,499,601      Pool #C30261,
                7.500% due 08/01/2029               3,678,348
                                                 ------------
                                                    4,112,337
                                                 ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 6.4%
              FNMA:
   947,598      Pool #100081,
                11.500% due 08/01/2016              1,099,284
 3,919,301      Pool #455598,
                5.500% due 12/01/2028               3,836,138
 2,700,000      Pool #385278,
                6.110% due 07/01/2012               2,802,094
   684,574      Pool #303105,
                11.000% due 11/01/2020                780,745
                                                 ------------
                                                    8,518,261
                                                 ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 0.6%
   824,077    GNMA, Pool #780584,
                7.000% due 06/15/2027                 858,908
                                                 ------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
  (Cost $24,383,828)                               25,299,386
                                                 ------------
U.S. TREASURY OBLIGATIONS -- 7.3%
    U.S. TREASURY BONDS -- 3.3%
 1,695,000    7.500% due 11/15/2016                 2,039,838
 1,840,000    8.000% due 11/15/2021                 2,353,474
                                                 ------------
                                                    4,393,312
                                                 ------------

                       See Notes to Financial Statements.

Munder Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (CONTINUED)
    U.S. TREASURY NOTES -- 4.0%
$1,543,845    3.500% due 01/15/2011, TIPS        $  1,597,639
 1,000,000    5.375% due 02/15/2031                   979,210
 1,380,000    5.500% due 02/28/2003                 1,413,203
 1,225,000    7.875% due 11/15/2004                 1,357,570
                                                 ------------
                                                    5,347,622
                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $9,626,875)                                 9,740,934
                                                 ------------
REPURCHASE AGREEMENT -- 3.0%
  (Cost $4,047,000)
$4,047,000    Agreement with State Street Bank
                & Trust Company,
                1.850% dated 06/28/2002, to be
                repurchased at $4,047,624 on
                07/01/2002, collateralized by
                $4,185,000 U.S. Treasury Note,
                3.500% maturing 11/15/2006
                (value $4,132,688)                  4,047,000
                                                 ------------

                                                      VALUE
-----------------------------------------------------------
OTHER INVESTMENTS**
  (Cost $14,389,961)                 10.7%     $ 14,389,961
                                    -----      ------------
TOTAL INVESTMENTS
  (Cost $145,900,946*)              109.5%      146,635,008
OTHER ASSETS AND LIABILITIES (Net)   (9.5)      (12,754,831)
                                    -----      ------------
NET ASSETS                          100.0%     $133,880,177
                                    =====      ============

------------
 * Aggregate cost for Federal tax purposes is $147,507,637.
** As of June 30, 2002, the market value of the securities on loan is $14,087,586. Collateral received for securities loaned of $14,389,961 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:
TIPS -- Treasury Inflation-Protection Security
MTN -- Medium Term Note

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
ASSET-BACKED SECURITIES -- 11.1%
    AUTO LOAN -- 3.1%
$ 5,240,000    Ford Credit Auto Owner Trust,
                 Series 2000-G Class A5, 6.660%
                 due 01/15/2005                  $  5,493,773
  6,300,000    National City Auto Receivables
                 Trust, Series 2002-A, Class
                 A3, 4.040% due 07/15/2006          6,406,654
                                                 ------------
                                                   11,900,427
                                                 ------------
    CREDIT CARD -- 2.4%
  4,145,000    Citibank Credit Card Issuance
                 Trust, Series 2001-A8 Class
                 A8, 4.100% due 12/07/2006          4,197,847
  5,000,000    MBNA Credit Card Master Note
                 Trust, 2001-C3 Class C3,
                 6.550% due 12/15/2008              5,233,281
                                                 ------------
                                                    9,431,128
                                                 ------------
    EQUIPMENT LEASE -- 1.3%
  5,000,000    CIT Equipment Collateral, Series
                 2001-A Class A3, 4.320% due
                 05/20/2005                         5,092,868
                                                 ------------
    HOME EQUITY LOANS -- 1.0%
  3,670,840    Contimortgage Home Equity Loan,
                 1997 2 Pass thru Certificate
                 Class A9, 7.090% due
                 04/15/2028                         3,793,650
                                                 ------------
    HOTEL MORTGAGE LOANS -- 0.9%
  3,209,203    Marriott Vacation Club Owner
                 Trust, Series 2000-1A Class B,
                 7.050% due 04/15/2007              3,278,031
                                                 ------------
    STUDENT LOANS -- 1.0%
  3,950,000    SallieMae Student Loan Trust,
                 Class A2, 2.282% due
                 01/25/2010+                        3,965,181
                                                 ------------
    UTILITIES -- 1.4%
  5,100,000    Public Service New Hampshire
                 Funding LLC, Series 2001-1
                 Class A2, 5.730% due
                 11/01/2010                         5,346,601
                                                 ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $41,885,584)                               42,807,886
                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 0.6%
  (Cost $2,114,413)
  2,000,000    First Union-Lehman Brothers-Bank
                 of America, Series 1998-C2
                 Class A2,
                 6.560% due 11/18/2035              2,142,238
                                                 ------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 45.5%
    CONSUMER DISCRETIONARY -- 2.9%
$ 1,685,000    AOL Time Warner, Inc., 6.875%
                 due 05/01/2012                  $  1,553,989
  5,000,000    DaimlerChrysler NA Holding
                 Corporation, MTN, 6.840% due
                 10/15/2002                         5,056,840
  4,100,000    Times Mirror Co., 6.610% due
                 09/15/2027                         4,354,930
                                                 ------------
                                                   10,965,759
                                                 ------------
    CONSUMER STAPLES -- 2.0%
  4,178,000    Anheuser-Busch Companies, 9.000%
                 due 12/01/2009                     5,115,869
  2,470,000    Unilever Capital Corporation,
                 6.875% due 11/01/2005              2,675,415
                                                 ------------
                                                    7,791,284
                                                 ------------
    ENERGY -- 1.4%
  2,089,733    Chevron Corporation, Trust Fund,
                 8.110% due 12/01/2004              2,230,707
  3,100,000    Devon Financing Corporation ULC,
                 6.875% due 09/30/2011              3,228,451
                                                 ------------
                                                    5,459,158
                                                 ------------
    FINANCIALS -- 26.3%
  5,000,000    American Express Bank, Ltd.,
                 5.000% due 02/10/2004***           5,180,595
 10,000,000    American General Finance
                 Corporation, MTN, 5.910% due
                 06/12/2006                        10,435,500
  2,570,000    Associates Corporation of North
                 America, MTN,
                 8.250% due 10/15/2004              2,819,982
  5,000,000    Citigroup, Inc., 5.750% due
                 05/10/2006                         5,201,705
  5,000,000    Countrywide Home Loans, Inc.,
                 MTN,
                 5.625% due 05/15/2007              5,099,950
  5,000,000    Deutsche Bank Financial,
                 6.700% due 12/13/2006              5,382,205
  5,000,000    EOP Operating LP,
                 7.000% due 07/15/2011              5,252,680
  4,200,000    Ford Motor Credit Company,
                 6.875% due 02/01/2006              4,296,877
  2,400,000    Ford Motor Credit Corporation,
                 6.500% due 02/15/2006              2,425,695
  6,500,000    General Electric Capital
                 Corporation, MTN,
                 7.375% due 01/19/2010              7,162,220
               General Motors Acceptance
                 Corporation:
  2,900,000      6.625% due 10/15/2005              3,009,930
  2,000,000      7.250% due 03/02/2011              2,041,978
  5,000,000    Household Finance Corporation,
                 5.750% due 01/30/2007              4,977,900

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    FINANCIALS (CONTINUED)
$ 3,000,000    Jackson National Life Insurance
                 Company, 144A, 5.250% due
                 03/15/2007++                    $  3,057,252
  3,000,000    MBNA America Bank NA, 6.625% due
                 06/15/2012                         2,965,800
  6,000,000    PHH Corporation, MTN, 8.125% due
                 02/03/2003                         6,082,650
  5,000,000    SunAmerica Institutional, MTN,
                 5.750% due 02/16/2009***           5,110,000
  3,360,000    Swiss Bank Corporation, 7.250%
                 due 09/01/2006                     3,705,223
  5,000,000    Transamerica Finance
                 Corporation, MTN,
                 6.370% due 05/14/2004              5,237,330
  7,000,000    UBS Preferred Funding Trust II,
                 7.247% due 06/29/2049              7,422,282
  2,115,000    USA Education Inc., MTN, 5.625%
                 due 04/10/2007                     2,184,543
  2,510,000    Westdeutsche Landesbank, 6.050%
                 due 01/15/2009                     2,587,057
                                                 ------------
                                                  101,639,354
                                                 ------------
    INDUSTRIALS -- 2.7%
  5,000,000    Caterpillar Financial Services
                 Corporation, 4.875% due
                 06/15/2007                         4,992,400
  2,900,000    Norfolk Southern Corporation,
                 6.000% due 04/30/2008              2,999,647
  2,500,000    Union Pacific Corporation,
                 6.125% due 01/15/2012              2,516,900
                                                 ------------
                                                   10,508,947
                                                 ------------
    INFORMATION TECHNOLOGY -- 1.3%
  5,000,000    Hewlett-Packard Company, 5.500%
                 due 07/01/2007                     4,971,495
                                                 ------------
    TELECOMMUNICATION SERVICES -- 1.6%
  4,500,000    AT&T Canada, Inc., 7.625% due
                 03/15/2005                           540,000
  5,330,000    SBC Communications, Inc., 6.250%
                 due 03/15/2011                     5,456,769
                                                 ------------
                                                    5,996,769
                                                 ------------
    UTILITIES -- 7.3%
  5,000,000    National Fuel Gas Company, MTN,
                 7.300% due 02/18/2003              5,142,550
  5,925,000    National Rural Utilities, MTN,
                 5.540% due 12/15/2005              6,052,376

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
    UTILITIES (CONTINUED)
$10,000,000    TECO Energy, Inc., 7.000% due
                 10/01/2015                      $ 10,096,660
  8,000,000    Tiers Fixed Rate Certificates,
                 Series 2001-14, 144A, 7.200%
                 due 06/15/2004++                   6,990,856
                                                 ------------
                                                   28,282,442
                                                 ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $175,138,212)                             175,615,208
                                                 ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.6%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 2.4%
               FHLMC:
  1,000,000    5.500% due 07/15/2006                1,048,888
  7,645,000    6.875% due 09/15/2010                8,494,803
                                                 ------------
                                                    9,543,691
                                                 ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 5.2%
               FNMA:
  9,970,000    7.000% due 07/15/2005               10,903,182
  3,615,000    5.250% due 01/15/2009                3,692,361
  5,000,000    6.625% due 11/15/2010                5,441,600
                                                 ------------
                                                   20,037,143
                                                 ------------
    GOVERNMENT AGENCY DEBENTURES -- 7.0%
 17,000,000    AID-Israel,
                 5.300% due 02/15/2004+++          16,211,285
 10,000,000    Tennessee Valley Authority,
                 6.375% due 06/15/2005             10,744,910
                                                 ------------
                                                   26,956,195
                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $54,386,863)                               56,537,029
                                                 ------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 12.0%
    COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.5%
               FHLMC:
  7,850,000    Series 1650 Class J, 6.500% due
               06/15/2023                           8,302,367
  5,000,000    Series 1669 Class G, 6.500% due
               02/15/2023                           5,281,990
                                                 ------------
                                                   13,584,357
                                                 ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 1.1%
               FHLMC:
  1,211,964    Pool #A00813, 9.000% due
               10/01/2020                           1,322,994
  1,001,447    Pool #D88313, 8.000% due
               03/01/2028                           1,064,979

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) (CONTINUED)
$   209,774    Pool #E61740, 9.000% due
                 04/01/2010                      $    221,228
  1,463,533    Pool #F70013, Gold, 7.000% due
                 12/01/2011                         1,544,985
                                                 ------------
                                                    4,154,186
                                                 ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 5.3%
               FNMA:
    927,942    Pool #070225,
                 7.500% due 08/01/2018                984,502
  3,680,685    Pool #250550,
                 6.500% due 05/01/2026              3,777,964
  5,892,271    Pool #251518,
                 6.000% due 02/01/2013              6,062,204
  6,471,773    Pool #251760,
                 6.000% due 06/01/2013              6,649,747
  2,793,242    Pool #490365,
                 5.819% due 12/01/2028              2,895,281
                                                 ------------
                                                   20,369,698
                                                 ------------
    GOVERNMENT NATIONAL MORTGAGE
      ASSOCIATION (GNMA) -- 2.1%
               GNMA:
    805,962    Pool #780077,
                 8.000% due 03/15/2025                867,666
  7,272,682    Pool #781008,
                 6.000% due 03/15/2029              7,315,313
                                                 ------------
                                                    8,182,979
                                                 ------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
  (Cost $44,263,341)                               46,291,220
                                                 ------------
U.S. TREASURY OBLIGATIONS -- 8.7%
    U.S. TREASURY BOND -- 4.4%
 13,950,000    7.500% due 11/15/2016               16,788,044
                                                 ------------
    U.S. TREASURY NOTES -- 4.3%
  3,300,000    3.500% due 11/15/2006                3,241,220
  3,850,000    3.625% due 03/31/2004                3,909,521
  2,000,000    4.625% due 05/15/2006                2,060,000
    475,000    5.000% due 02/15/2011                  483,040
  5,900,000    5.000% due 08/15/2011                5,981,892
  1,000,000    7.875% due 11/15/2004                1,108,221
                                                 ------------
                                                   16,783,894
                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $33,047,504)                               33,571,938
                                                 ------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.1%
  (Cost $27,364,000)
$27,364,000    Agreement with State Street Bank
                 and Trust Company
                 1.850% dated 06/28/2002 to be
                 repurchased at $27,368,219, on
                 07/01/2002, collateralized by
                 $28,110,000 U.S. Treasury
                 Bill,
                 1.726% maturing 11/21/02
                 (value $27,913,230)             $ 27,364,000
                                                 ------------

OTHER INVESTMENTS**
  (Cost $51,024,015)                 13.2%       51,024,015
                                    -----      ------------
TOTAL INVESTMENTS
  (Cost $429,223,932*)              112.8%      435,353,534
OTHER ASSETS AND LIABILITIES (NET)  (12.8)      (49,255,282)
                                    -----      ------------
NET ASSETS                          100.0%     $386,098,252
                                    =====      ============

------------
  * Aggregate cost for Federal tax purposes is $430,203,434.
 ** As of June 30, 2002 the market value of the securities on loan is $49,981,578. Collateral received for securities loaned of $51,024,015 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
*** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2002 these securities represent $10,290,595 and 2.7% of net assets.

    SECURITY                 ACQUISITION DATE    ACQUISITION COST
    -------------------------------------------------------------
    American Express Bank
      Ltd.                       01/19/96           $4,990,944
    SunAmerica
      Institutional              10/19/00            4,653,676

  + Variable rate security. The interest rate shown reflects the rate currently in effect.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional buyers.
+++ Zero coupon bond. Rate represents annualized yield at date of purchase.

ABBREVIATION:
MTN -- Medium Term Note

                       See Notes to Financial Statements.

Munder International Bond Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT#                                                  VALUE
--------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 89.6%
AUSTRIA -- 3.9%
    GOVERNMENT -- 3.9%
JPY       150,000,000   Republic of Austria,
                          4.500% due 09/28/2005    $ 1,427,589
                                                   -----------
BELGIUM -- 4.8%
    GOVERNMENT -- 4.8%
EUR         1,725,000   Kingdom of Belgium,
                          Series 35,
                          5.750% due 09/28/2010      1,782,845
                                                   -----------
CANADA -- 8.1%
    GOVERNMENT -- 8.1%
CAD         2,500,000   Canada Government,
                          6.000% due 06/01/2011      1,711,991
JPY       154,000,000   Province of Quebec,
                          1.600% due 05/09/2013      1,293,800
                                                   -----------
                                                     3,005,791
                                                   -----------
FINLAND -- 1.5%
    GOVERNMENT -- 1.5%
EUR           504,563   Republic of Finland,
                          9.500% due 03/15/2004        541,489
                                                   -----------
FRANCE -- 8.0%
    GOVERNMENT -- 8.0%
                        Government of France:
EUR         1,000,000     5.250% due 04/25/2008      1,014,946
            1,205,102     5.500% due 04/25/2007      1,235,054
              548,816     8.500% due 12/26/2012        691,940
                                                   -----------
                                                     2,941,940
                                                   -----------
GERMANY -- 4.4%
    GOVERNMENT -- 4.4%
EUR         1,100,000   Federal Republic of
                          Germany,
                          5.500% due 01/04/2031      1,119,783
              478,229   Federal Republic of
                          Germany, Series 95,
                          6.500% due 10/14/2005        501,091
                                                   -----------
                                                     1,620,874
                                                   -----------
GREECE -- 4.8%
    GOVERNMENT -- 4.8%
EUR         1,700,000   Republic of Greece,
                          6.000% due 05/19/2010      1,770,642
                                                   -----------
ITALY -- 7.0%
    GOVERNMENT -- 7.0%
EUR         1,291,140   Government of Italy,
                          8.500% due 04/01/2004      1,368,850
            1,250,000   Republic of Italy,
                          5.000% due 02/01/2012      1,220,851
                                                   -----------
                                                     2,589,701
                                                   -----------

PRINCIPAL
AMOUNT#                                                  VALUE
--------------------------------------------------------------
JAPAN -- 4.2%
    SUPRANATIONAL -- 4.2%
JPY       175,000,000   Development Bank of
                          Japan, Global Bond,
                          1.750% due 06/21/2010    $ 1,532,496
                                                   -----------
LUXEMBOURG -- 2.7%
    SUPRANATIONAL -- 2.7%
EUR         1,000,000   European Investment Bank,
                          5.250% due 04/15/2004      1,006,490
                                                   -----------
NETHERLANDS -- 3.0%
    GOVERNMENT -- 3.0%
EUR         1,100,000   Government of
                          Netherlands,
                          5.500% due 07/15/2010      1,123,169
                                                   -----------
PORTUGAL -- 3.5%
    GOVERNMENT -- 3.5%
EUR         1,250,000   Republic of Portugal,
                          5.850% due 05/20/2010      1,299,356
                                                   -----------
SPAIN -- 8.1%
    CORPORATE -- 3.3%
EUR         1,200,000   Banco Bilbao Vizcaya
                          Argentaria SA,
                          5.750% due 09/27/2010      1,218,849
    GOVERNMENT -- 4.8%
            1,750,000   Kingdom of Spain,
                          5.150% due 07/30/2009      1,750,292
                                                   -----------
                                                     2,969,141
                                                   -----------
SWEDEN -- 3.1%
    GOVERNMENT -- 3.1%
SEK         9,500,000   Government of Sweden,
                          Series 1037,
                          8.000% due 08/15/2007      1,158,893
                                                   -----------
UNITED KINGDOM -- 2.7%
    GOVERNMENT -- 2.7%
GBP           500,000   United Kingdom Gilts,
                          8.000% due 12/07/2015        982,470
                                                   -----------
UNITED STATES -- 19.8%
    CORPORATE -- 4.5%
JPY       200,000,000   IBM Corporation,
                          0.400% due 05/10/2004      1,666,625
    FINANCE -- 11.0%
          180,000,000   Citigroup, Inc.,
                          1.275% due 12/28/2004      1,534,730
          100,000,000   General Electric Capital
                          Corporation,
                          1.900% due 08/06/2009        879,656
          200,000,000   General Electric
                          Financial Assurance,
                          1.600% due 06/20/2011      1,627,247

                       See Notes to Financial Statements.

Munder International Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT#                                                  VALUE
--------------------------------------------------------------
FOREIGN BONDS AND NOTES (CONTINUED)
UNITED STATES (CONTINUED)
    SUPRANATIONAL -- 4.3%
GBP         1,000,000   KFW International
                          Finance,
                          7.625% due 12/30/2003    $ 1,582,621
                                                   -----------
                                                     7,290,879
                                                   -----------
TOTAL FOREIGN BONDS AND NOTES
  (Cost $32,793,007)                                33,043,765
                                                   -----------
GOVERNMENT AGENCY OBLIGATIONS -- 8.0%
EUR         1,000,000   Federal Home Loan
                          Mortgage Corporation,
                          Global Bond,
                          5.125% due 01/15/2012        975,297
DEM         3,700,000   Tennessee Valley
                          Authority, Global Bond,
                          6.375% due 09/18/2006      1,977,937
                                                   -----------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
  (Cost $3,219,865)                                  2,953,234
                                                   -----------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.3%
(Cost $475,000)
$475,000    Agreement with State Street Bank and
              Trust Company,
              1.850% dated 06/28/2002, to be
              repurchased at $475,073 on
              07/01/2002, collateralized by
              $400,000 U.S. Treasury Bond,
              7.250% maturing 08/15/2022 (value
              $487,500)                               475,000
                                                  -----------

TOTAL INVESTMENTS
  (Cost $36,487,872*)                                                               98.9%      36,471,999
OTHER ASSETS AND LIABILITIES (NET)                                                   1.1          394,731
                                                                                   -----      -----------
NET ASSETS                                                                         100.0%     $36,866,730
                                                                                   =====      ===========

------------
* Aggregate cost for Federal tax purposes is $36,487,872.
# Principal amount expressed in terms of local currency.

ABBREVIATIONS:
CAD -- Canadian Dollar
DEM -- German Deutsche Mark
EUR -- Euro Currency
GBP -- Great British Pound
JPY -- Japanese Yen
SEK -- Swedish Krona

                       See Notes to Financial Statements.

Munder U.S. Government Income Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.6%
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 2.6%
               FHLMC:
$ 1,930,000      6.875% due 09/15/2010           $  2,144,535
  3,500,000      5.500% due 09/15/2011              3,536,176
                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $5,801,037)                                 5,680,711
                                                 ------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 73.3%
    COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 69.8%
               Federal Home Loan Mortgage
                 Corporation (FHLMC):
  5,800,000      Series 1503, Class PK, 7.000%
                 due 03/15/2022                     6,071,846
  5,000,000      Series 1531, Class M, 6.000%
                 due 06/15/2008                     5,249,548
  4,579,728      Series 1574, Class G, 6.500%
                 due 04/15/2021                     4,765,756
  1,500,000      Series 1603, Class J, 6.500%
                 due 07/15/2023                     1,556,715
  4,000,000      Series 1610, Class PM, 6.250%
                 due 04/15/2022                     4,186,240
  3,850,000      Series 1617, Class C, 6.500%
                 due 02/15/2023                     4,013,625
 11,585,000      Series 1633, Class PL, 6.500%
                 due 03/15/2023                    12,221,725
  5,000,000      Series 1638, Class H, 6.500%
                 due 12/15/2023                     5,179,907
  8,000,000      Series 1676, Class H, 6.500%
                 due 10/15/2022                     8,441,443
  8,635,000      Series 1702A, Class PD, 6.500%
                 due 04/15/2022                     9,122,846
  1,030,000      Series 1706, Class K, 7.000%
                 due 03/15/2024                     1,097,673
  3,200,000      Series 1722, Class PH, 6.500%
                 due 08/15/2022                     3,376,593
  2,385,000      Series 1848, Class PE, 7.000%
                 due 09/15/2025                     2,532,117
  8,943,000      Series 1865, Class PD, 7.000%
                 due 12/15/2025                     9,493,692
  4,156,000      Series 1866, Class E, 7.000%
                 due 01/15/2026                     4,407,205
  5,915,061      Series 1870, Class VB, 6.500%
                 due 04/15/2007                     6,232,995
  1,470,979      Series 43, Class D, 10.000%
                 due 06/15/2020                     1,545,185
  5,741,345      Series T-7, Class A6, 7.030%
                 due 08/25/2028                     6,070,282
               Federal National Mortgage
                 Association (FNMA):
  2,000,000      Series 1993-160, Class BC,
                 6.500% due 09/25/2022              2,118,149
  3,000,000      Series 1993-198, Class T,
                 6.500% due 10/25/2023              3,081,672

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
    COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) (CONTINUED)
$ 7,500,000      Series 1993-203, Class PL,
                 6.500% due 10/25/2023           $  7,853,331
 10,319,600      Series 1993-226, Class PN,
                 9.000% due 05/25/2022             11,506,354
  1,500,000      Series 1994-44, Class H,
                 6.500% due 08/25/2022              1,579,680
  1,600,000      Series 1994-60, Class PJ,
                 7.000% due 04/25/2024              1,700,135
  7,634,900      Series 1996-28, Class PJ,
                 6.500% due 12/25/2024              7,940,541
  5,150,000      Series 1996-70, Class PJ,
                 6.500% due 02/25/2026              5,398,258
  1,600,000      Series 1997-13, Class QE,
                 6.500% due 04/18/2026              1,681,172
               Government National Mortgage
                 Association (GNMA):
 10,100,000      Series 1996-11, Class PD,
                 7.000% due 06/20/2025             10,683,828
  6,000,000      Series 1996-9, Class PD,
                 7.000% due 01/20/2025              6,295,328
                                                 ------------
                                                  155,403,841
                                                 ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.5%
               FHLMC:
    637,722      Pool #A01048, Gold, 8.500% due
                 02/01/2020                           691,713
  2,019,850      Pool #E00160, Gold, 7.000% due
                 11/01/2007                         2,122,763
    411,690      Pool #G00479, Gold, 9.000% due
                 04/01/2025                           451,961
                                                 ------------
                                                    3,266,437
                                                 ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 2.0%
               FNMA:
     21,077      Pool #040305, 11.500% due
                 02/01/2014                            24,015
      4,173      Pool #058255, 11.500% due
                 11/01/2010                             4,665
     22,018      Pool #081585, 11.500% due
                 07/01/2012                            24,955
    579,407      Pool #100081, 11.500% due
                 08/01/2016                           672,155
     83,947      Pool #210448, 11.500% due
                 11/01/2015                            95,647
    458,545      Pool #303105, 11.000% due
                 11/01/2020                           522,963
     72,326      Pool #336457, 10.500% due
                 11/01/2020                            81,549
  2,950,000      Pool #375618, 6.420% due
                 12/01/2007                         3,132,575
                                                 ------------
                                                    4,558,524
                                                 ------------

                       See Notes to Financial Statements.

Munder U.S. Government Income Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
  (Cost $154,188,501)                            $163,228,802
                                                 ------------
U.S. TREASURY OBLIGATIONS -- 20.8%
    U.S. TREASURY BONDS -- 20.8%
$ 1,500,000    10.375% due 11/15/2012               1,927,910
  3,000,000    5.25% due 11/15/2028                 2,820,630
  5,500,000    6.50% due 11/15/2026                 6,082,378
 12,000,000    7.50% due 11/15/2016                14,441,328
 12,500,000    8.00% due 11/15/2021                15,988,275
  4,000,000    8.125% due 08/15/2019                5,123,584
                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $45,711,302)                               46,384,105
                                                 ------------
REPURCHASE AGREEMENT -- 2.6%
  (Cost $5,754,000)
  5,754,000    Agreement with State Street Bank
                 and Trust Company,
                 1.850% dated 06/28/2002 to be
                 repurchased at $5,754,887 on
                 07/01/2002, collateralized by
                 $5,310,000 U.S. Treasury Note,
                 6.000% maturing 08/15/2009
                 (value $5,874,188)                 5,754,000
                                                 ------------

OTHER INVESTMENTS**
  (Cost $47,478,667)                   21.3%     $ 47,478,668
                                      -----      ------------
TOTAL INVESTMENTS
  (Cost $258,933,507*)                120.6%      268,526,286
OTHER ASSETS AND LIABILITIES (NET)    (20.6)      (45,824,750)
                                      -----      ------------
NET ASSETS                            100.0%     $222,701,536
                                      =====      ============

------------
 * Aggregate cost for Federal tax purposes is $259,814,546.
** As of June 30, 2002, the market value of the securities on loan is $46,400,251. Collateral received for securities loaned of $47,478,668 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S             VALUE
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 95.6%
    MICHIGAN -- 95.6%
$1,000,000    Auburn Hills, Michigan, Building Authority, Refunding,
                (AMBAC Insured),
                5.000% due 11/01/2017                                         AAA          Aaa          $ 1,020,210
 1,000,000    Avondale, Michigan, School District, Refunding, GO, (AMBAC
                Insured, Q-SBLF), 4.400% due 05/01/2011                       AAA          Aaa            1,024,200
   625,000    Cadillac, Michigan, Area Public Schools, GO, (FGIC Insured),
                5.375% due 05/01/2012                                         AAA          Aaa              683,244
 1,000,000    Central Michigan University Revenue, (FGIC Insured),
                5.500% due 10/01/2026                                         AAA          Aaa            1,111,850
   600,000    Clinton Macomb, Michigan, Public Library, GO, (AMBAC
                Insured),
                5.000% due 04/01/2027                                         AAA          Aaa              583,416
   515,000    Clinton Township, Michigan Building Authority, Refunding,
                (AMBAC Insured),
                4.750% due 11/01/2012                                         AAA          NR               543,619
              De Witt, Michigan, Public Schools, GO:
 1,055,000      (AMBAC Insured, Q-SBLF),
                5.500% due 05/01/2011                                         AAA          Aaa            1,168,170
   750,000      (FSA Insured, Q-SBLF),
                4.700% due 05/01/2012                                         AAA          Aaa              773,317
   700,000    Dearborn School District, Michigan, GO, (MBIA Insured),
                5.000% due 05/01/2014                                         AAA          Aaa              712,313
   375,000    Detroit, Michigan, Water Supply Systems, Revenue, Series A,
                5.750% due 07/01/2011                                         AAA          Aaa              424,605
 1,000,000    Dexter Community Schools, Michigan, GO, (FGIC Insured,
                Q-SBLF),
                5.100% due 05/01/2018                                         AAA          Aaa            1,054,460
 1,000,000    East Grand Rapids, Michigan, Public School District, GO,
                (Q-SBLF),
                5.750% due 05/01/2018                                         AAA          Aaa            1,128,420
   735,000    East Lansing, Michigan, School District, GO, (Q-SBLF),
                4.700% due 05/01/2009                                         AAA          Aaa              778,034
   860,000    Eaton Rapids, Michigan, Public Schools, GO, Refunding,
                (MBIA Insured, Q-SBLF),
                4.700% due 05/01/2014                                         AAA          Aaa              878,533
   750,000    Fowlerville, Michigan, Community School District, Refunding,
                (FSA Insured),
                4.500% due 05/01/2015                                         AAA          Aaa              748,297
              Grand Rapids, Michigan:
   705,000      Building Authority,
                5.000% due 04/01/2016                                         AA           Aa3              741,392
 1,000,000      Community College Refunding, GO, (MBIA Insured),
                5.375% due 05/01/2019                                         AAA          Aaa            1,027,100
   635,000    Grand Valley, Michigan State University Revenue, (FGIC
                Insured),
                5.500% due 02/01/2018                                         AAA          Aaa              697,243
 1,100,000    Ingham County Michigan, Refunding, GO, (FSA Insured),
                5.125% due 11/01/2012                                         AAA          Aaa            1,195,623
   750,000    Jenson Michigan Public Schools, GO, Building and Site, (FGIC
                Insured),
                5.000% due 05/01/2021                                         AAA          Aaa              749,010
 1,000,000    Kalamazoo, Michigan, City School District, GO, (FGIC
                Insured),
                5.700% due 05/01/2016                                         AAA          Aaa            1,113,900
   760,000    Kent County, Michigan, Airport Facility Revenue,
                4.750% due 01/01/2016                                         AAA          Aaa              755,303
   750,000    Kent County, Michigan, Building Authority,
                5.000% due 06/01/2021                                         AAA          Aaa              748,118
   515,000    Lansing, Michigan, Water Supply, Steam & Electric Utility
                System, Series A,
                5.500% due 07/01/2009                                         AA           Aa3              570,692
   500,000    Lincoln, Michigan, Consolidate School District, (FSA
                Insured),
                5.000% due 05/01/2018                                         AAA          Aaa              505,640

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S             VALUE
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
x$1,000,000   Lincoln, Michigan, School District, Refunding, (FSA Insured,
                Q-SBLF),
                5.000% due 05/01/2011                                         AAA          Aaa          $ 1,074,770
 1,000,000    Mattawan, Michigan, Consolidated School District, GO, (FSA
                Insured, Q-SBLF),
                5.750% due 05/01/2025                                         AAA          Aaa            1,052,060
   500,000    Michigan Municipal Building Authority Revenue,
                4.750% due 10/01/2018                                         AAA          Aaa              495,985
              Michigan Public Power Agency Revenue:
 1,100,000      Belle River Project, Series A, 5.250% due 01/01/2018          AA-          A1             1,112,276
   500,000      Combustion Turbine Number 1, Project A, (AMBAC Insured),
                5.250% due 01/01/2020                                         AAA          Aaa              511,770
              Michigan State Building Authority Revenue:
 1,000,000      Facilities Project, Series II,
                5.000% due 10/15/2014                                         AA+          Aa1            1,035,120
 1,000,000      Refunding Facilities Program, Series 1,
                4.750% due 10/15/2021                                         AA           Aa1              954,850
   600,000    Michigan State Environmental Protection Program, GO,
                6.250% due 11/01/2012                                         AAA          Aaa              693,462
   715,000    Michigan State Hospital Finance Authority Revenue, Saint
                John Hospital & Medical Center, Series A,
                6.000% due 05/15/2010                                         AAA          Aaa              821,056
 1,000,000    Michigan State Housing Development Rental Revenue, Series C,
                AMT, (MBIA Insured),
                5.050% due 10/01/2015                                         AAA          Aaa            1,014,750
 1,000,000    Michigan State Trunk Line, Series A, 5.250% due 11/01/2011      AA           Aa3            1,091,790
 1,000,000    Michigan State Trunk Line Highway Revenue, Pre-refunding,
                Series A, (FGIC Insured),
                5.500% due 11/01/2016                                         AAA          Aaa            1,118,590
 1,000,000    Milan, Michigan, Area Schools, GO, Series A, (FGIC Insured,
                Q-SBLF),
                5.500% due 05/01/2013                                         NR           Aaa            1,084,650
   500,000    Montrose, Michigan, School District, GO, (MBIA Insured,
                Q-SBLF),
                6.200% due 05/01/2017                                         AAA          Aaa              590,585
 1,000,000    Plainwell, Michigan Community School District, Refunding,
                (FSA Insured),
                5.000% due 05/01/2018                                         AAA          Aaa            1,011,280
              Redford, Michigan Unified School District, GO:
   500,000      (AMBAC Insured, Q-SBLF),
                5.500% due 05/01/2014                                         AAA          Aaa              556,480
 1,000,000      Pre-Refunded, (FGIC Insured, Q-SBLF),
                5.750% due 05/01/2011                                         AAA          Aaa            1,115,710
 1,500,000      Refunding, (AMBAC Insured, Q-SBLF),
                5.000% due 05/01/2022                                         AAA          Aaa            1,515,015
   750,000    Rochester Community School District, Michigan, GO, (MBIA
                Insured),
                5.000% due 05/01/2019                                         AAA          Aaa              774,982
   750,000    Rockford, Michigan, Public School District, GO,
                Refunding, Series A, (Q-SBLF),
                4.800% due 05/01/2017                                         AAA          Aaa              754,867
 1,000,000    South Lake, Michigan, Public Schools System, (FGIC Insured),
                5.125% due 05/01/2014                                         AAA          Aaa            1,078,410
 1,000,000    South Redford, Michigan, School District, GO,
                (FGIC Insured, Q-SBLF),
                5.350% due 05/01/2010                                         AAA          Aaa            1,100,590
   750,000    Three Rivers, Michigan, Community Schools,
                (MBIA Insured, Q-SBLF),
                5.600% due 05/01/2010                                         AAA          Aaa              832,725

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S             VALUE
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$  515,000    Walled Lake, Michigan, Consolidate School District, GO,
                (Q-SBLF),
                4.800% due 05/01/2010                                         AAA          Aaa          $   546,055
   525,000    Waverly, Michigan, Community Schools, GO, (FGIC Insured),
                4.875% due 05/01/2010                                         AAA          Aaa              560,753
 1,500,000    West Ottawa, Michigan, Public School District,
                GO, Capital Appreciation, Pre-refunded, (MBIA Insured),
                4.07% due 05/01/2015+                                         AAA          Aaa              682,560
   500,000    Willow Run, Michigan, Community Schools, GO, (AMBAC Insured,
                Q-SBLF),
                5.000% due 05/01/2016                                         AAA          Aaa              510,491
                                                                                                        -----------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $42,096,302)                                                                                     44,428,341
                                                                                                        -----------
SHARES
----------
INVESTMENT COMPANY -- 3.7%
  (Cost $1,727,406)
 1,727,406    Valiant Tax Exempt Money Market Fund                                                        1,727,406
                                                                                                        -----------

TOTAL INVESTMENTS
  (Cost $43,823,708*)                                            99.3%              46,155,747
OTHER ASSETS AND LIABILITIES (NET)                                0.7                  347,390
                                                                -----              -----------
NET ASSETS                                                      100.0%             $46,503,137
                                                                =====              ===========

------------
* Aggregate cost for Federal tax purposes is $43,823,708.
+ Zero-coupon bond. Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
FGIC   -- Federal Guaranty Insurance Corporation
FSA   -- Financial Security Assurance
GO    -- General Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 95.1%
    ARIZONA -- 1.5%
$1,600,000    Phoenix, Arizona, Water Systems Revenue, ETM,
                8.000% due 06/01/2003                                         AAA          Aaa          $  1,693,424
                                                                                                        ------------
    COLORADO -- 1.9%
 2,000,000    El Paso County, Colorado, School District Number 2, GO,
                (FGIC Insured),
                5.125% due 12/01/2021                                         NR           Aaa             2,028,000
                                                                                                        ------------
    GEORGIA -- 4.1%
 2,000,000    Atlanta, Georgia, Water & Sewer Revenue, (FGIC Insured),
                5.250% due 01/01/2027                                         AAA          Aaa             2,197,400
 2,000,000    Georgia State, GO, Series B,
                6.250% due 03/01/2011                                         AAA          Aaa             2,330,420
                                                                                                        ------------
                                                                                                           4,527,820
                                                                                                        ------------
    HAWAII -- 2.2%
 2,000,000    Honolulu, Hawaii, GO,
                7.350% due 07/01/2008                                         AA-          Aa3             2,401,040
                                                                                                        ------------
    ILLINOIS -- 13.2%
 1,260,000    Champaign County, Illinois, GO, Public Safety Sales Tax,
                (FGIC Insured),
                5.400% due 01/01/2029                                         AAA          Aaa             1,269,400
 2,500,000    Chicago, Illinois, Wastewater Transmission Revenue, (FGIC
                Insured),
                5.375% due 01/01/2013                                         AAA          Aaa             2,739,675
 2,500,000    Du Page County, Illinois, Stormwater Project,
                5.600% due 01/01/2021                                         AAA          Aaa             2,698,575
 2,000,000    Illinois State, GO, (MBIA Insured),
                5.500% due 04/01/2025                                         AAA          Aaa             2,037,720
 2,500,000    Illinois State, Sales Tax Revenue, Series Y,
                5.250% due 06/15/2009                                         AAA          Aa2             2,722,800
 1,700,000    Metropolitan Pier & Exposition Authority, Illinois,
                McCormick Place Expansion Project, (FGIC Insured),
                5.500% due 12/15/2024                                         AAA          Aaa             1,743,180
 1,000,000    Regional Transport Authority, Illinois, (FGIC Insured),
                6.000% due 06/01/2015                                         AAA          Aaa             1,164,710
                                                                                                        ------------
                                                                                                          14,376,060
                                                                                                        ------------
    IOWA -- 1.8%
 1,900,000    Cedar Rapids, Iowa, GO, Series B,
                5.000% due 06/01/2015                                         NR           Aaa             1,964,030
                                                                                                        ------------
    KANSAS -- 3.5%
 2,200,000    Johnson County, Kansas, Unified School District Number 233,
                GO, Series A, (FGIC Insured),
                4.125% due 09/01/2011                                         AAA          Aaa             2,226,510
 2,000,000    Sedgwick County, Kansas, Unified School District, GO,
                3.500% due 09/01/2019                                         AA           Aa3             1,652,460
                                                                                                        ------------
                                                                                                           3,878,970
                                                                                                        ------------
    KENTUCKY -- 2.1%
 2,000,000    Kentucky State Property & Buildings Commission Revenue,
                Project 64 (MBIA Insured),
                5.750% due 05/01/2014                                         AAA          Aaa             2,270,560
                                                                                                        ------------

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    LOUISIANA -- 1.1%
$1,100,000    Shreveport, Louisiana, Refunding,
                5.000% due 02/01/2013                                         AAA          Aaa          $  1,170,224
                                                                                                        ------------
    MARYLAND -- 2.1%
 2,000,000    Baltimore, Maryland, Series A, (FGIC Insured),
                5.900% due 07/01/2010                                         AAA          Aaa             2,281,760
                                                                                                        ------------
    MASSACHUSETTS -- 3.2%
 1,150,000    Massachusetts State, Series C,
                5.250% due 08/01/2010                                         AA-          Aa2             1,275,269
 2,000,000    Massachusetts State, Grant Anticipation Notes, Series A,
                5.250% due 12/15/2012                                         NR           Aa3             2,189,580
                                                                                                        ------------
                                                                                                           3,464,849
                                                                                                        ------------
    MICHIGAN -- 21.2%
 1,500,000    Birmingham, Michigan City School District,
                5.000% due 11/01/2018                                         AA+          Aa2             1,511,280
   840,000    Caledonia, Michigan, Community Schools, GO, (Q-SBLF),
                5.750% due 05/01/2014                                         AAA          Aaa               922,639
 1,500,000    Detroit, Michigan, City School District, GO, Series C, (FGIC
                Insured),
                5.250% due 05/01/2011                                         AAA          Aaa             1,639,845
 1,000,000    East Lansing, Michigan, School District, GO, School Building
                & Site Development, (Q-SBLF),
                5.625% due 05/01/2030                                         AAA          Aaa             1,030,900
 1,275,000    Grand Rapids, Michigan, Building Authority, GO, (AMBAC
                Insured),
                5.750% due 08/01/2014                                         AAA          Aaa             1,406,631
 1,625,000    Jenison, Michigan, Public Schools, Pre-refunded,
                5.250% due 05/01/2015                                         AAA          Aaa             1,767,155
 1,000,000    Michigan Public Power Agency Revenue, Combustion Turbine
                Number 1, Project A, (AMBAC Insured),
                5.250% due 01/01/2018                                         AAA          Aaa             1,038,150
 2,000,000    Michigan State Environmental Protection Program, GO,
                6.250% due 11/01/2012                                         AAA          Aaa             2,311,540
 1,000,000    Michigan State Hospital Finance Authority Revenue, Saint
                John Hospital & Medical Center, Series A,
                6.000% due 05/15/2010                                         AAA          Aaa             1,148,330
 1,000,000    Michigan State Housing Development Rental Revenue, Series C,
                AMT, (MBIA Insured),
                5.050% due 10/01/2015                                         AAA          Aaa             1,014,750
 2,500,000    Rochester Community School District, Michigan, GO, (MBIA
                Insured),
                5.000% due 05/01/2019                                         AAA          Aaa             2,583,275
 1,500,000    South Lake, Michigan, Public Schools System, (FGIC Insured),
                5.125% due 05/01/2014                                         AAA          Aaa             1,617,615
   500,000    Walled Lake, Michigan, Consolidated School District, GO,
                (Q-SBLF),
                5.750% due 05/01/2014                                         AAA          Aaa               549,190
 2,500,000    Waverly, Michigan, Community School District, GO, (FGIC
                Insured),
                5.250% due 05/01/2017                                         AAA          Aaa             2,597,525
 2,000,000    West Ottawa, Michigan, Public School District, GO, Capital
                Appreciation, Pre-refunded, (MBIA Insured),
                4.070% due 05/01/2015+                                        AAA          Aaa               910,080
 1,000,000    Western Michigan University Revenues, Pre-refunded,
                6.125% due 11/15/2022                                         AAA          Aaa             1,037,550
                                                                                                        ------------
                                                                                                          23,086,455
                                                                                                        ------------

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MINNESOTA -- 2.5%
$2,500,000    University of Minnesota, Series A,
                5.500% due 07/01/2021                                         AA           Aa2          $  2,723,200
                                                                                                        ------------
    NEW MEXICO -- 1.3%
 1,350,000    New Mexico State, GO, Capital Projects,
                4.000% due 03/01/2005                                         AA+          Aa1             1,400,018
                                                                                                        ------------
    NORTH CAROLINA -- 6.0%
 2,150,000    Cary, North Carolina, GO,
                5.000% due 03/01/2019                                         AAA          Aaa             2,212,823
 1,500,000    Mecklenburg County, North Carolina, GO, Public Improvement,
                Series D,
                4.750% due 04/01/2007                                         AAA          Aaa             1,608,525
 2,500,000    North Carolina, Municipal Power Agency, Catawba Electric
                Revenue, (AMBAC Insured), ETM,
                5.500% due 01/01/2013                                         AAA          Aaa             2,785,150
                                                                                                        ------------
                                                                                                           6,606,498
                                                                                                        ------------
    OHIO -- 5.9%
 2,500,000    Columbus, Ohio, Series 2,
                5.000% due 06/15/2015                                         AAA          Aaa             2,587,325
 1,600,000    Forest Hills Ohio Local School District,
                6.250% due 12/01/2020                                         AAA          Aaa             1,774,560
 2,000,000    Olentangy Local School District Ohio,
                5.625% due 12/01/2027                                         AAA          Aaa             2,086,560
                                                                                                        ------------
                                                                                                           6,448,445
                                                                                                        ------------
    OKLAHOMA -- 1.4%
 1,500,000    Tulsa, Oklahoma, GO,
                4.250% due 03/01/2009                                         AA           Aa2             1,548,165
                                                                                                        ------------
    SOUTH CAROLINA -- 6.3%
 2,000,000    Anderson County, South Carolina, School District Number 002,
                GO, Series B, (MBIA Insured),
                5.125% due 03/01/2025                                         AAA          Aaa             1,998,060
 1,110,000    Lexington County, South Carolina, GO, (FGIC Insured),
                5.000% due 02/01/2018                                         AAA          Aaa             1,134,020
 3,000,000    South Carolina State, GO, Capital Improvement Bonds, Series
                A,
                3.500% due 01/01/2015                                         AAA          Aaa             2,701,200
 1,000,000    South Carolina State, State Institution, GO, Series A,
                5.400% due 03/01/2019                                         AAA          Aaa             1,045,840
                                                                                                        ------------
                                                                                                           6,879,120
                                                                                                        ------------
    TENNESSEE -- 1.4%
 1,475,000    Johnson City, Tennessee, Water & Sewer, (FGIC Insured),
                4.750% due 06/01/2013                                         AAA          Aaa             1,543,529
                                                                                                        ------------
    TEXAS -- 11.4%
 1,140,000    Galena Park, Texas, Independent School District, GO, (PSFG),
                6.625% due 08/15/2015                                         NR           Aaa             1,321,032
 3,895,000    Houston, Texas, Airport Systems Revenue, ETM,
                9.500% due 07/01/2010                                         AAA          Aaa             4,935,705
 2,750,000    Houston, Texas, Water & Sewer Systems Revenue, Series A,
                Pre-refunded,
                6.200% due 12/01/2023                                         AAA          Aaa             3,080,632

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    TEXAS (CONTINUED)
              San Antonio, Texas, Electric & Gas Revenue:
$  995,000      Series A,
                5.000% due 02/01/2012                                         AA           Aa1          $  1,058,392
     5,000      Series A, ETM,
                5.000% due 02/01/2012                                         AA           Aa1                 5,382
 2,000,000    Texas State, Refunding Water Financial Assistance, Series C,
                5.000% due 08/01/2018                                         AA           Aa1             2,018,300
                                                                                                        ------------
                                                                                                          12,419,443
                                                                                                        ------------
    WISCONSIN -- 1.0%
 1,000,000    Wisconsin State, Transportation Revenue, Series A,
                5.500% due 07/01/2011                                         AA-          Aa3             1,106,350
                                                                                                        ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $98,683,495)                                                                                     103,817,960
                                                                                                        ------------
SHARES
----------
INVESTMENT COMPANY -- 3.6%
  (Cost $3,924,374)
 3,924,374    Valiant Tax-Exempt Money Market Fund                                                         3,924,374
                                                                                                        ------------

TOTAL INVESTMENTS
  (Cost $102,607,869*)                                                                98.7%              107,742,334
OTHER ASSETS AND LIABILITIES (NET)                                                     1.3                 1,380,209
                                                                                     -----              ------------
NET ASSETS                                                                           100.0%             $109,122,543
                                                                                     =====              ============

------------
* Aggregate cost for Federal tax purposes is $102,608,232.
+ Zero-coupon bond. Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ETM   -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
GO    -- General Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 94.9%
    ALABAMA -- 2.2%
$3,500,000    Alabama State Public School and College Authority Revenue,
                Series A,
                5.750% due 08/01/2003                                         AA           Aa3          $  3,654,525
                                                                                                        ------------
    ARIZONA -- 1.2%
 1,840,000    Phoenix, Arizona, Pre-refunded, GO, Series A,
                5.500% due 07/01/2015                                         AA+          Aa1             2,014,266
                                                                                                        ------------
    ARKANSAS -- 1.0%
 1,965,000    Arkansas State, GO, Capital Appreciation Bond, Series C,
                5.350% due 06/01/2006+                                        AA           Aa2             1,738,239
                                                                                                        ------------
    DELAWARE -- 2.2%
              Delaware State, GO:
 1,000,000      Series A,
                4.250% due 03/01/2009                                         AAA          Aaa             1,036,900
 2,500,000      Series A,
                5.000% due 01/01/2007                                         AAA          Aaa             2,695,825
                                                                                                        ------------
                                                                                                           3,732,725
                                                                                                        ------------
    FLORIDA -- 3.5%
 3,000,000    Dade County, Florida, School District, (MBIA Insured),
                6.000% due 07/15/2005                                         AAA          Aaa             3,292,860
              Dade County, Florida, Special Obligation:
 3,000,000      Refunding, Capital Appreciation Bond, Series B, (AMBAC
                Insured),
                6.300% due 10/01/2015+                                        AAA          Aaa             1,604,580
 3,600,000      Refunding, Capital Appreciation Bond, Series B, (AMBAC
                Insured),
                6.450% due 10/01/2025+                                        AAA          Aaa             1,010,268
                                                                                                        ------------
                                                                                                           5,907,708
                                                                                                        ------------
    HAWAII -- 2.6%
 3,000,000    Hawaii State, GO, Series BZ,
                6.250% due 10/01/2002                                         AA-          Aa3             3,036,420
 1,395,000    Kauai County Hawaii, Series A,
                4.375% due 08/01/2010                                         AAA          Aaa             1,440,714
                                                                                                        ------------
                                                                                                           4,477,134
                                                                                                        ------------
    ILLINOIS -- 7.2%
 2,000,000    Chicago, Illinois, GO, Capital Appreciation, Pre-refunded,
                (AMBAC Insured),
                6.900% due 07/01/2016+                                        AAA          Aaa               914,840
 1,000,000    Chicago, Illinois, Project and Refunding, GO, Series A,
                (FGIC Insured),
                4.000% due 01/01/2004                                         AAA          Aaa             1,030,500
 2,500,000    Du Page County, Illinois, Forest Preserve District, GO,
                4.750% due 10/01/2010                                         AAA          Aaa             2,617,750
 3,000,000    Illinois Educational Facilities Authority Revenues,
                Mandatory Put 11/01/2007,
                4.850% due 11/01/2032                                         AA+          Aa1             3,232,260
 4,000,000    Illinois State Sales Tax Revenue, Series Y,
                5.250% due 06/15/2007                                         AAA          Aa2             4,361,840
                                                                                                        ------------
                                                                                                          12,157,190
                                                                                                        ------------
    KENTUCKY -- 1.3%
 2,000,000    Kentucky State Property & Buildings Commission Revenue,
                Project No. 64, (MBIA Insured),
                5.750% due 05/01/2014                                         AAA          Aaa             2,270,560
                                                                                                        ------------

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MARYLAND -- 7.3%
              Maryland State:
$3,000,000      GO 5.250% due 06/15/2006                                      AAA          Aaa          $  3,276,510
 2,275,000      State & Local Facilities Series 3, GO,
                5.000% due 10/15/2005                                         AAA          Aaa             2,453,883
 1,000,000    Montgomery County, Maryland, GO, Refunding,
                5.250% due 10/01/2010                                         AAA          Aaa             1,105,720
 5,000,000    Prince George's County, Maryland, Consolidated Public
                Improvement, GO, (MBIA Insured),
                6.250% due 01/01/2005                                         AAA          Aaa             5,455,750
                                                                                                        ------------
                                                                                                          12,291,863
                                                                                                        ------------
    MASSACHUSETTS -- 1.0%
 1,500,000    Boston, Massachusetts, GO, Series A,
                5.250% due 02/01/2009                                         AA-          Aa3             1,644,660
                                                                                                        ------------
    MICHIGAN -- 30.9%
 1,335,000    Ann Arbor, Michigan, Refunding, GO,
                4.000% due 09/01/2009                                         AA-          Aa2             1,350,753
 1,175,000    Caledonia, Michigan, Community Schools, GO, (Q-SBLF),
                4.800% due 05/01/2010                                         AAA          Aaa             1,245,853
 1,425,000    Chippewa Valley, Michigan, School District, GO, School
                Building & Site Development, Series I, (Q-SBLF),
                4.000% due 05/01/2009                                         AAA          Aaa             1,447,886
 3,075,000    Clarkston, Michigan, Community Schools, Refunding, GO,
                (AMBAC Insured, Q-SBLF),
                4.500% due 05/01/2009                                         AAA          Aaa             3,205,472
 2,000,000    Detroit, Michigan, Water Supply Systems Revenue, Senior
                Lien, Series A,
                5.250% due 07/01/2006                                         AAA          Aaa             2,176,060
 1,000,000    East Lansing, Michigan, School District, GO, (Q-SBLF),
                4.700% due 05/01/2009                                         AAA          Aaa             1,058,550
 3,075,000    Goodrich, Michigan, Area School District, (AMBAC Insured),
                Pre-refunded,
                5.875% due 05/01/2024                                         AAA          Aaa             3,427,333
 1,110,000    Grand Rapids, Michigan, Building Authority, GO,
                4.800% due 08/01/2009                                         AA           Aa3             1,183,293
 1,080,000    Michigan Public Power Agency Revenue, Combustion Turbine
                Number 1, Project A, (AMBAC Insured),
                4.500% due 01/01/2011                                         AAA          Aaa             1,119,582
              Michigan State, Building Authority Revenue, Series I:
 2,500,000      (AMBAC Insured),
                6.000% due 10/01/2006                                         AAA          Aaa             2,806,275
 2,500,000      (AMBAC Insured),
                6.250% due 10/01/2003                                         AAA          Aaa             2,641,950
 1,450,000    Michigan State, Housing Development Authority, Rental
                Housing Revenue, Series A, AMT,
                5.000% due 10/01/2003                                         AAA          Aaa             1,486,714
 1,095,000    Michigan State, Housing Single Family Mortgage, Series A,
                AMT,
                5.300% due 12/01/2006                                         AAA          Aaa             1,152,455
              Michigan State, Trunk Line Highway Revenue:
 2,500,000      Series A,
                5.500% due 11/15/2009                                         AA-          Aa3             2,751,975
 3,000,000      Series A,
                5.625% due 10/01/2003                                         AA-          Aa3             3,089,010

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$3,500,000    Michigan State, Underground Storage Tank Financial Assurance
                Authority, Series I, (AMBAC Insured),
                6.000% due 05/01/2006                                         AAA          Aaa          $  3,890,250
 2,000,000    Redford, Michigan, Union School District, (FGIC Insured),
                Pre-refunded,
                5.950% due 05/01/2015                                         AAA          Aaa             2,245,840
 2,340,000    Troy, Michigan, City School District, GO, (Q-SBLF),
                4.500% due 05/01/2004                                         AAA          Aa1             2,442,281
 1,430,000    Utica, Michigan, Community Schools, GO, (Q-SBLF),
                4.050% due 05/01/2008                                         AAA          Aaa             1,470,812
 3,900,000    Walled Lake, Michigan, Consolidate School District, GO,
                (Q-SBLF),
                4.800% due 05/01/2010                                         AAA          Aaa             4,135,170
 1,510,000    Wayne County, Michigan Transportation Fund Series A,
                5.000% due 10/01/2007                                         AA           Aa3             1,640,585
 4,500,000    Wayne State University, Michigan, University Revenues,
                (AMBAC Insured),
                5.500% due 11/15/2018                                         AAA          Aaa             4,787,865
 3,500,000    West Ottawa, Michigan, Public School District, GO, Capital
                Appreciation, Pre-refunded, (MBIA Insured),
                4.070% due 05/01/2015+                                        AAA          Aaa             1,592,640
                                                                                                        ------------
                                                                                                          52,348,604
                                                                                                        ------------
    MINNESOTA -- 1.3%
 2,175,000    Metropolitan Council, Minnesota, Minneapolis-St. Paul
                Metropolitan Area, Transit, Series B, GO,
                4.100% due 02/01/2011                                         AAA          Aaa             2,197,685
                                                                                                        ------------
    NEBRASKA -- 1.2%
              Omaha, Nebraska, GO:
 1,000,000      4.400% due 12/01/2008                                         AAA          Aaa             1,055,300
 1,000,000      4.500% due 12/01/2010                                         AAA          Aaa             1,047,980
                                                                                                        ------------
                                                                                                           2,103,280
                                                                                                        ------------
    NEW HAMPSHIRE -- 1.0%
 1,500,000    Nashua, New Hampshire, GO,
                4.750% due 09/15/2009                                         AA+          Aa2             1,599,735
                                                                                                        ------------
    OHIO -- 1.7%
 1,300,000    Cincinnati, Ohio, GO,
                3.500% due 12/01/2006                                         AA+          Aa1             1,333,150
 1,500,000    Cleveland Ohio, Waterworks Revenue, Series I,
                5.000% due 01/01/2008                                         AAA          Aaa             1,616,700
                                                                                                        ------------
                                                                                                           2,949,850
                                                                                                        ------------
    OKLAHOMA -- 1.9%
 3,000,000    Tulsa County, Oklahoma, Independent School District 1, GO,
                Series B, (AMBAC Insured),
                5.000% due 08/01/2005                                         AAA          Aaa             3,219,870
                                                                                                        ------------
    OREGON -- 1.3%
 2,000,000    Washington County Oregon, Unified Sewer Agency, Agency Sewer
                Revenue, Pre-refunded,
                6.125% due 10/01/2012                                         AAA          Aaa             2,181,500
                                                                                                        ------------

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    PENNSYLVANIA -- 1.3%
$2,000,000    Pennsylvania State, GO, Series 3,
                6.000% due 11/15/2003                                         AA           Aa2          $  2,114,800
                                                                                                        ------------
    TENNESSEE -- 3.6%
 1,000,000    Knox County, Tennessee, Public Improvement, GO,
                5.200% due 05/01/2010                                         AA           Aa2             1,100,930
 2,000,000    Tennergy Corporation, Tennessee, Gas Revenue, (MBIA
                Insured),
                4.500% due 06/01/2004                                         AAA          Aaa             2,088,280
 2,775,000    Tennessee State, GO, Series A,
                5.600% due 03/01/2011                                         AA           Aa2             2,981,405
                                                                                                        ------------
                                                                                                           6,170,615
                                                                                                        ------------
    TEXAS -- 9.7%
 1,700,000    Austin, Texas, Independent School District, Refunding, GO,
                (PSFG),
                4.100% due 08/01/2008                                         AAA          Aaa             1,752,309
 2,750,000    Dallas, Texas, GO, ETM,
                6.000% due 02/15/2005                                         AAA          Aaa             2,989,333
 1,730,000    Houston, Texas, Independent School District, Public Property
                Finance-Contractual Obligation, GO,
                4.750% due 07/15/2008                                         AA           Aa3             1,838,713
              Texas State, GO:
 2,000,000      Series B,
                5.000% due 10/01/2003                                         AA           Aa1             2,081,140
 2,400,000      Series A, Pre-refunded, Public Finance Authority,
                5.900% due 10/01/2012                                         AAA          Aaa             2,623,728
 1,700,000    Travis County, Texas, Certificates Obligation, GO,
                4.250% due 03/01/2008                                         AAA          Aaa             1,760,996
 3,250,000    University of Texas, Permanent University Funding, (PSFG),
                5.000% due 07/01/2004                                         AAA          Aaa             3,435,120
                                                                                                        ------------
                                                                                                          16,481,339
                                                                                                        ------------
    VIRGINIA -- 2.3%
 2,500,000    Hampton, Virginia, Public Improvement Revenue, Series C,
                6.000% due 08/01/2003                                         AA           Aa2             2,618,975
 1,140,000    Virginia State, Public School Authority, Series I,
                5.250% due 08/01/2008                                         AA+          Aa1             1,242,954
                                                                                                        ------------
                                                                                                           3,861,929
                                                                                                        ------------
    WASHINGTON -- 1.9%
 3,000,000    Washington State, GO, Series A,
                5.000% due 07/01/2008                                         AA+          Aa1             3,227,580
                                                                                                        ------------
    WISCONSIN -- 7.3%
 2,355,000    Brookfield, Wisconsin, GO, Promissory Notes,
                3.550% due 03/01/2007                                         NR           Aaa             2,376,383
 1,000,000    Eau Claire Wisconsin Area School District, GO, (FSA
                Insured),
                5.000% due 04/01/2008                                         NR           Aaa             1,075,600
 2,450,000    Milwaukee County, Wisconsin, GO, Refunding, Corporate
                Purpose, Series A,
                4.000% due 12/01/2010                                         AA           Aa3             2,450,343

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                              RATING (UNAUDITED)
PRINCIPAL                                                                     -------------------
AMOUNT                                                                        S&P         MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    WISCONSIN (CONTINUED)
              Wisconsin State:
$1,500,000      5.000% due 11/01/2007                                         AA-          Aa3          $  1,630,890
 2,000,000      6.000% due 05/01/2003                                         AA-          Aa3             2,074,220
 2,640,000    Wisconsin State, Clean Water Revenue, Series I,
                5.250% due 06/01/2005                                         AA+          Aa2             2,832,562
                                                                                                        ------------
                                                                                                          12,439,998
                                                                                                        ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $153,249,717)                                                                                    160,785,655
                                                                                                        ------------
SHARES
----------
INVESTMENT COMPANY -- 3.5%
  (Cost $5,952,190)
 5,952,190    Valiant Tax-Exempt Money Market Fund                                                         5,952,190
                                                                                                        ------------

TOTAL INVESTMENTS
  (Cost $159,201,907*)                                                                98.4%              166,737,845
OTHER ASSETS AND LIABILITIES (NET)                                                     1.6                 2,759,845
                                                                                     -----              ------------
NET ASSETS                                                                           100.0%             $169,497,690
                                                                                     =====              ============

------------
* Aggregate cost for Federal tax purposes is $159,201,907.
+ Zero-coupon bond. Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ETM   -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
FSA   -- Financial Security Assurance
GO    -- General Obligation
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

Munder Cash Investment Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

                                                                                 RATING (UNAUDITED)
PRINCIPAL                                                                       --------------------
AMOUNT                                                                          S&P          MOODY'S                VALUE
-------------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 22.7%
$ 15,000,000    ABN AMRO Bank NA
                  2.320% due 07/22/2003                                         A-1+          P-1          $   14,995,296
  20,000,000    Credit Agricole Indosuez NY
                  3.800% due 07/25/2002                                         A-1+          P-1              19,999,872
  30,000,000    Deutsche Bank AG
                  2.450% due 05/08/2003                                         A-1+          P-1              29,994,943
  20,000,000    Paribas Group (New York) Ltd.
                  2.230% due 01/10/2003                                         A-1+          P-1              20,000,000
  20,000,000    Rabobank Nederland NV
                  2.375% due 02/19/2003                                         A-1+          P-1              19,998,104
  35,000,000    Societe Generale
                  2.460% due 09/27/2002                                         A-1+          P-1              35,000,000
  30,000,000    Toronto-Dominion Bank
                  2.590% due 04/25/2003                                         A-1+          P-1              29,990,325
  25,000,000    UBS AG
                  3.560% due 08/21/2002                                         A-1+          P-1              24,999,487
  50,000,000    Westdeutsche Landesbank Girozentrale
                  2.190% due 11/05/2002                                         A-1+          P-1              49,998,274
                                                                                                           --------------
TOTAL CERTIFICATE OF DEPOSIT
  (Cost $244,976,301)                                                                                         244,976,301
                                                                                                           --------------
COMMERCIAL PAPER -- 55.6%
  30,000,000    Bear Stearns Companies, Inc.
                  1.770% due 07/19/2002+                                        A-1           P-1              29,973,450
  25,000,000    Blue Ridge Asset Funding
                  1.790% due 07/09/2002+                                        A-1           P-1              24,990,056
  30,000,000    Corporate Receivables Corporation
                  1.780% due 07/22/2002+                                        A-1+          P-1              29,968,850
  30,000,000    CXC, Inc.
                  1.780% due 07/18/2002+                                        A-1+          P-1              29,974,783
  30,000,000    Enterprise Funding Corporation
                  1.790% due 08/16/2002+                                        A-1+          P-1              29,931,383
  30,000,000    Golden Funding Corporation
                  1.800% due 08/21/2002+                                        A-1           P-1              29,923,500
  25,000,000    International Lease Finance Corporation
                  1.770% due 08/02/2002+                                        A-1+          P-1              24,960,667
  30,000,000    Koch Industries, Inc.
                  1.980% due 07/01/2002+                                        A-1+          P-1              30,000,000
  25,000,000    Lexington Parker Capital Corporation
                  1.920% due 07/24/2002+                                        A-1           NR               24,969,333
  30,000,000    Liberty Street Funding Corporation
                  1.820% due 08/01/2002+                                        A-1           P-1              29,952,983
  30,000,000    Lloyds Bank PLC
                  1.870% due 09/24/2002+                                        A-1+          P-1              29,867,542
  30,000,000    Marsh & McLennan Companies, Inc.
                  1.770% due 08/07/2002+                                        A-1+          P-1              29,945,425
  25,000,000    Moat Funding LLC
                  1.800% due 09/25/2002+                                        A-1+          P-1              24,892,500
  30,000,000    Mont Blanc Capital Corporation
                  1.780% due 07/24/2002+                                        A-1+          P-1              29,965,883
  30,000,000    Nestle Capital Corporation
                  1.750% due 08/12/2002+                                        A-1+          P-1              29,938,750
  30,000,000    New Center Asset Trust
                  1.980% due 07/01/2002+                                        A-1+          P-1              30,000,000

                       See Notes to Financial Statements.

Munder Cash Investment Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                                 RATING (UNAUDITED)
PRINCIPAL                                                                       --------------------
AMOUNT                                                                          S&P          MOODY'S                VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
$ 30,000,000    Park Avenue Receivables Corporation
                  1.780% due 07/09/2002+                                        A-1           P-1          $   29,988,133
  25,000,000    Preferred Receivables Funding
                  1.780% due 07/09/2002+                                        A-1           P-1              24,990,111
  30,000,000    Sigma Finance, Inc.
                  1.851% due 05/09/2003                                         A-1+          P-1              30,000,000
  30,000,000    Superior Funding Capital Corporation
                  1.840% due 08/28/2002+                                        A-1+          P-1              29,911,067
  25,000,000    UBS Finance, Inc.
                  2.000% due 07/01/2002+                                        A-1+          P-1              25,000,000
                                                                                                           --------------
TOTAL COMMERCIAL PAPER
  (Cost $599,144,416)                                                                                         599,144,416
                                                                                                           --------------
CORPORATE BONDS AND NOTES -- 4.7%
  25,000,000    Allstate Funding Agreement
                  1.960% due 05/15/2003++                                       A-1+          P-1              25,000,000
  25,000,000    Jackson National Life Insurance
                  2.110% due 09/25/2002++                                       A-1+          P-1              25,000,000
                                                                                                           --------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $50,000,000)                                                                                           50,000,000
                                                                                                           --------------
REPURCHASE AGREEMENT -- 15.5%
  (Cost $167,259,605)
$167,259,605    Agreement with Lehman Brothers,
                  1.850% dated 06/28/2002, to be repurchased at $167,285,391 on 07/01/2002, collateralized by $447,974,765 U.S.
                  Treasury Strips,
                  7.500%-8.750% having maturities from 11/15/16-11/15/24
                  (value $170,605,402)                                                                        167,259,605
                                                                                                           --------------

TOTAL INVESTMENTS
  (Cost $1,061,380,322*)                                                              98.5%              1,061,380,322
OTHER ASSETS AND LIABILITIES (NET)                                                     1.5                  16,115,655
                                                                                     -----              --------------
NET ASSETS                                                                           100.0%             $1,077,495,977
                                                                                     =====              ==============

------------
 * Aggregate cost for Federal tax purposes is $1,061,380,322.
 + Rate represents annualized yield at date of purchase.
++ Variable rate security. The interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.7%
    ALABAMA -- 2.3%
$1,985,000    Alabama State, GO, Series A,
                5.000% due 06/01/2003                                          AA            Aa3          $  2,045,458
 1,000,000    Jefferson County, Alabama, Sewer Revenue, (MBIA Insured),
                5.650% due 09/01/2008                                          AAA           Aaa             1,051,472
 1,000,000    Mobile, Alabama, Dock & Wharf Revenue, Refunding, Holnam,
                Inc. Project, Series A, (Bayerische Landesbank, LOC),
                1.200% due 06/01/2032+                                        A-1+          VMIG1            1,000,000
 2,500,000    Mobile, Alabama, Industrial Development Board Dock & Wharf
                Revenue, Refunding, Holnam, Inc. Project, Series B,
                (Wachovia Bank, LOC),
                1.250% due 06/01/2032+                                         A+           VMIG1            2,500,000
                                                                                                          ------------
                                                                                                             6,596,930
                                                                                                          ------------
    ARIZONA -- 4.1%
 3,400,000    Apache County, Arizona, Industrial Development Authority,
                Industrial Development Revenue, (Tucson Electric -- 83C),
                (Society Generale, LOC), 1.250% due 12/15/2018+               A-1+          VMIG1            3,400,000
 1,905,000    Arizona State Transportation Board Excise Tax Revenue,
                Maricopa County Regional Area Road A,
                5.000% due 07/01/2002                                          AA            Aa2             1,905,000
   500,000    Maricopa County, Arizona, GO Refunding (FGIC Insured),
                6.250% due 07/01/2002                                          AAA           Aaa               500,000
 3,000,000    Pima County, Arizona Industrial Development Authority,
                (Tucson Electric), (Toronto Dominion, LOC),
                1.200% due 12/01/2022+                                        A-1+          VMIG1            2,999,985
 1,000,000    Salt River Project, Arizona, Agriculture Improvement & Power
                District, Electric Systems Revenue, Refunding, Salt River
                Project, Series A,
                5.500% due 01/01/2003                                          AA            Aa2             1,019,778
 2,000,000    Tempe, Arizona, Excise Tax Revenue, Series A,
                5.000% due 07/01/2002                                          AA+           Aa2             2,000,000
                                                                                                          ------------
                                                                                                            11,824,763
                                                                                                          ------------
    CALIFORNIA -- 0.7%
 2,000,000    California State, Revenue Anticipation Notes, Series A,
                1.800% due 10/25/2002                                         SP-1+          MIG1            2,000,755
                                                                                                          ------------
    COLORADO -- 5.1%
 1,500,000    Adams County, Colorado, Industrial Development Revenue,
                Clear Creek Business (Citibank LOC),
                1.250% due 11/01/2008+                                         NR           VMIG1            1,500,000
 1,325,000    Boulder County, Colorado, Development Revenue, Humane
                Society, Inc. Project, (Wells Fargo Bank N.A., LOC),
                1.400% due 05/01/2020+                                         NR             NR             1,325,000
 1,940,000    Colorado Health Facilities Authority Revenue, Craig Hospital
                Project, (Wells Fargo Bank N.A., LOC),
                1.300% due 12/01/2021+                                         AA-            NR             1,940,000
 1,000,000    Crystal Valley, Colorado, Metropolitan District Number 1,
                (Wells Fargo Bank, NA, LOC),
                1.300% due 05/01/2032                                         A-1+            NR             1,000,000
 2,100,000    Denver, Colorado, City & County Airport Revenue, Refunding,
                Series A,
                7.250% due 11/15/2002                                          AAA            A2             2,180,951

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    COLORADO (CONTINUED)
$4,000,000    Platte River Power Authority, Colorado Electric Revenue,
                Subordinated Lien, Series S-1, (Morgan Guarantee Trust,
                SPA),
                1.250% due 06/01/2018+                                        A-1+          VMIG1         $  4,000,000
 3,000,000    Superior Metropolitan District Number 3 Company, (U.S. Bank,
                NA, LOC),
                2.000% due 12/01/2002+                                         A+             A1             3,000,000
                                                                                                          ------------
                                                                                                            14,945,951
                                                                                                          ------------
    CONNECTICUT -- 1.5%
              Connecticut State, Health & Educational Facilities Authority
                Revenue:
    40,000    Bradley Healthcare, Series B, (Fleet National Bank, LOC),
                1.150% due 07/01/2029+                                         NR           VMIG1               40,000
 4,400,000    Westminster School, Series C, (Fleet Bank, NA, LOC),
                1.150% due 07/01/2032+                                         A-1            NR             4,400,000
                                                                                                          ------------
                                                                                                             4,440,000
                                                                                                          ------------
    FLORIDA -- 2.9%
 3,000,000    Florida Local Government Finance Commission, Pooled
                Commercial Paper Loan Program, Series A, (First Union
                National, LOC),
                1.400% due 08/08/2002                                          A-1           P-1             3,000,000
 3,000,000    Palm Beach County, Florida Revenue, Community Foundation
                Palm Beach Project, (Northern Trust Company, LOC),
                1.250% due 07/01/2034+                                         A1+            NR             3,000,000
 2,500,000    Palm Beach County, Florida Revenue, GO, Norton Gallery, Inc.
                Project, (Northern Trust Company, LOC),
                1.250% due 05/01/2025+                                         A1+            NR             2,500,000
                                                                                                          ------------
                                                                                                             8,500,000
                                                                                                          ------------
    GEORGIA -- 2.7%
 1,000,000    Burke County, Georgia, Development Authority Pollution
                Control Revenue, Oglethorpe Power Corporation, Series A,
                (FGIC Insured),
                1.300% due 01/01/2016+                                        A-1+          VMIG1            1,000,000
 2,000,000    Cherokee County, Georgia,
                5.000% due 08/01/2002                                          AA-           Aa2             2,006,005
 1,365,000    Clayton County, Georgia, Housing Authority Multifamily
                Housing Revenue, Refunding, Huntington Woods, Series A,
                (FSA Insured), (Societe Generale, SPA),
                1.250% due 01/01/2021+                                        A-1+          VMIG1            1,365,000
 1,000,000    De Kalb Private Hospital Authority Revenue, Anticipation
                Certificates, ESR Children's Health, Series A (Suntrust
                Bank, LOC),
                1.250% due 12/01/2028+                                         NR            Aa3             1,000,000
 2,385,000    Rockdale County, Georgia, Water & Sewer Authority Revenue,
                Series B, (MBIA Insured),
                5.000% due 07/01/2002                                          AAA           Aaa             2,385,000
                                                                                                          ------------
                                                                                                             7,756,005
                                                                                                          ------------
    IDAHO -- 0.5%
 1,360,000    Magic Valley, Idaho, Healthcare Systems, Inc. Revenue,
                Regional Medical Center Project (Wells Fargo Bank N.A.,
                LOC),
                1.300% due 12/01/2021+                                         NR           VMIG1            1,360,000
                                                                                                          ------------

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    ILLINOIS -- 12.5%
              Chicago, Illinois:
$1,000,000    Central Public Library, Series C, (AMBAC Insured),
                6.850% due 01/01/2017                                          AAA           Aaa          $  1,015,000
 2,000,000    Emergency Telephone Systems, (FGIC Insured),
                5.800% due 01/01/2003                                          AAA           Aaa             2,079,943
 3,500,000    Illinois Development Finance Authority Revenue, Adjusted
                World Communications, Inc., (Lasalle Bank, NA, LOC),
                1.250% due 08/01/2015+                                         NR           VMIG1            3,500,000
 2,225,000    Illinois Development Finance Authority, Industrial Revenue,
                Tajon Warehouse, Series B, (Bank of Kentucky, LOC),
                1.300% due 01/01/2010+                                         A-1            NR             2,225,000
              Illinois Educational Facilities Authority Revenues:
 1,100,000    Adjusted Chicago Children's Museum, (Bank One N.A., LOC),
                1.300% due 02/01/2028+                                         A-1          VMIG1            1,100,000
 1,100,000    Columbia College, (Harris Trust & Savings Bank, LOC),
                1.250% due 06/01/2030+                                        A-1+            NR             1,100,000
 9,960,000    Illinois Health Facilities Authority, Advocate Health Care,
                Series B, (Multi LOC's),
                1.400% due 08/15/2022+                                         A-1          VMIG1            9,960,000
 5,700,000    Illinois Health Facilities Authority Revenue, Swedish
                Covenant Hospital, Series A, (AMBAC Insured), (Harris
                Trust & Savings Bank, SPA),
                1.300% due 08/15/2029+                                        A-1+          VMIG1            5,700,000
 4,000,000    Illinois State Toll Highway Authority, Toll Highway Priority
                Revenue, Refunding, Series B, (MBIA Insured), (Societe
                Generale, LOC),
                1.200% due 01/01/2010+                                        A-1+          VMIG1            4,000,000
 2,000,000    Illinois State Toll Highway Authority, Toll Highway Revenue,
                Refunding, Series B, (FSA Insured), (Landesbank
                Hessen-Thueringen, SPA),
                1.250% due 01/01/2016                                          AAA          VMIG1            2,000,000
 1,800,000    Schaumburg, Illinois, GO, Series A, (Northern Trust Company,
                SPA),
                1.200% due 12/01/2013+                                         AA+           Aa1             1,800,000
 2,000,000    West Chicago, Illinois, Industrial Development Revenue,
                Refunding, Liquid Container Project, (Bank of America,
                LOC),
                1.350% due 03/01/2015+                                         NR            Aa1             2,000,000
                                                                                                          ------------
                                                                                                            36,479,943
                                                                                                          ------------
    INDIANA -- 6.7%
 1,700,000    Franklin County, Indiana, Economic Development Revenue,
                Sisters St. Francis Project, (Banc One, LOC),
                1.300% due 12/01/2018+                                         A+             NR             1,700,000
 5,100,000    Indiana Health Facility Financing Authority Hospital
                Revenue, Clarian Health Obligation Group, Series C,
                (Westdeutsche Landesbank, SPA),
                1.250% due 03/01/2030+                                        A-1+          VMIG1            5,100,000
 6,000,000    Indiana Municipal Power Supply Systems Revenue, Refunding,
                Series A, (Toronto-Dominion Bank, LOC),
                1.250% due 01/01/2018+                                        A-1+          VMIG1            6,000,000
 2,000,000    Miami County Industrial Economic Development Revenue, Dukes
                Memorial Hospital Project, (Wells Fargo Bank, NA, LOC),
                1.300% due 10/01/2030                                         A-1+            NR             2,000,000
 1,530,000    Porter County, Indiana, Juvenille Service Center Building
                Corp., 1st Mortgage,
                5.750% due 07/15/2002                                          NR             A1             1,563,016

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    INDIANA (CONTINUED)
              Purdue Indiana University Revenue:
$1,040,000    Student Fee Series Q,
                5.250% due 07/01/2002                                          AA            Aa2          $  1,040,000
 1,000,000    Student Fee Series P,
                4.000% due 07/01/2002                                          AA            Aa2             1,000,000
 1,000,000    Richmond, Indiana, Hospital Authority Revenue, Refunding,
                Reid Hospital & Health Care, (U.S. Bank, NA, LOC),
                1.300% due 01/01/2012+                                         A-1            NR             1,000,000
                                                                                                          ------------
                                                                                                            19,403,016
                                                                                                          ------------
    IOWA -- 1.9%
 1,400,000    Iowa Finance Authority Museum Facilities Revenue, Putnam
                Museum Of History, (Wells Fargo Bank N.A., LOC),
                1.300% due 05/01/2012+                                        A-1+            NR             1,400,000
 1,500,000    Iowa Higher Education Loan Authority Revenue, Higher
                Education State Ambrose University, (Wells Fargo Bank
                N.A., LOC),
                1.400% due 02/01/2007+                                         NR             NR             1,500,000
 1,330,000    Ottumwa, Iowa, Revenue, Purchase, Ottumwa Regional Health
                Center, (Wells Fargo Bank, N.A., LOC),
                1.300% due 10/01/2006+                                        A-1+            NR             1,330,000
 1,200,000    Webster County, Iowa, Educational Facilities Revenue, St.
                Edmond Project, (Wells Fargo Bank N.A., LOC),
                1.300% due 07/01/2020                                         A-1+            NR             1,200,000
                                                                                                          ------------
                                                                                                             5,430,000
                                                                                                          ------------
    KANSAS -- 1.3%
 2,880,000    Kansas State Development Finance Authority Revenue, Kansas
                State Project, (AMBAC Insured),
                4.250% due 09/01/2002                                          AAA           Aaa             2,887,889
 1,000,000    Wamego Kansas Pollution Control Revenue, Refunding,
                Utilicorp United Inc. Project, (Bank One Chicago N.A.,
                LOC),
                1.300% due 03/01/2026+                                         A+            P-1             1,000,000
                                                                                                          ------------
                                                                                                             3,887,889
                                                                                                          ------------
    KENTUCKY -- 3.6%
 2,680,000    Covington, Kentucky, Industrial Building Revenue, Baptist
                Convalescent Project, (Fifth Third Bank, LOC),
                1.420% due 04/01/2019+                                         NR             NR             2,680,000
 3,440,000    Jeffersontown, Kentucky, Lease Program Revenue, Kentucky
                League Of Cities Funding Trust, (Firstar Bank, LOC),
                1.360% due 03/01/2030+                                         NR           VMIG1            3,440,000
              Kentucky State Turnpike Authority Economic Development Road
                Revenue:
 1,350,000    Refunding, Revitalization Project,
                5.700% due 01/01/2003                                          AA-           Aa3             1,377,963
 1,000,000    Refunding, Revitalization Projects,
                5.250% due 07/01/2002                                          AA-           Aa3             1,000,000

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    KENTUCKY (CONTINUED)
$1,000,000    Lexington-Fayette Urban County, Kentucky, Government
                Industrial Building Revenue, Roman Catholic Diocese
                Project, (Fifth Third Bank N.A., LOC),
                1.280% due 09/01/2015+                                         NR             NR          $  1,000,000
 1,000,000    Newport, Kentucky, Lease Program Revenue, Kentucky League of
                Cities Funding Trust, (U.S. Bank N.A., LOC),
                1.280% due 04/01/2032+                                         NR           VMIG1            1,000,000
                                                                                                          ------------
                                                                                                            10,497,963
                                                                                                          ------------
    MAINE -- 0.5%
 1,565,000    Maine Municipal Bond Bank, Series D,
                3.250% due 11/01/2002                                          AAA           Aa1             1,570,951
                                                                                                          ------------
    MARYLAND -- 2.0%
 2,900,000    Baltimore County, Maryland, Revenue Bonds, Sheppard & Enoch
                Pratt Hospital, (Bank of America, LOC),
                1.250% due 07/01/2022+                                         NR           VMIG1            2,900,000
 2,790,000    Charles County, Maryland, Refunding, County Commissioners
                Consolidated Public Improvement,
                3.000% due 01/15/2003                                          AA            Aa2             2,812,313
                                                                                                          ------------
                                                                                                             5,712,313
                                                                                                          ------------
    MICHIGAN -- 4.2%
 1,000,000    Flint, Michigan, Hospital Building Authority Revenue, Hurley
                Medical Center, Series B, (Lasalle National Bank, LOC),
                1.250% due 07/01/2015+                                         NR           VMIG1            1,000,000
 5,500,000    Kalamazoo County, Michigan, Economic Development Revenue,
                (Old Kent Bank, LOC),
                1.350% due 09/01/2015+                                         NR             NR             5,500,000
 1,945,000    Michigan State Hospital Finance Authority Revenue, Chelsea
                Community Hospital, (National City Bank, LOC),
                1.300% due 05/15/2031+                                         A-1            NR             1,945,000
              Michigan State Strategic Fund Limited Obligation Revenue:
 1,650,000    Refunding, Goodwill Industrial Project, (Fifth Third Bank
                N.A., LOC),
                1.280% due 02/01/2027+                                         NR             NR             1,650,000
 2,000,000    Roeper School Project, (Standard Federal Bank, LOC),
                1.270% due 05/01/2032                                         A-1+            NR             2,000,000
                                                                                                          ------------
                                                                                                            12,095,000
                                                                                                          ------------
    MINNESOTA -- 1.4%
 3,000,000    City of Rochester, Minnesota, Series 2000-B,
                1.550% due 08/05/2002                                         A-1+           P-1             3,000,000
 1,010,000    Stillwater, Minnesota, Independent School District Number
                834, Refunding,
                5.000% due 02/01/2003                                          NR            Aa1             1,028,524
                                                                                                          ------------
                                                                                                             4,028,524
                                                                                                          ------------
    MISSISSIPPI -- 1.7%
 1,000,000    Jackson, Mississippi, GO, Public School District,
                5.900% due 07/01/2002+                                         NR             A1             1,000,000
 4,000,000    Mississippi Hospital Equipment & Facilities Authority
                Revenue, North Mississippi Health Services, Series 1,
                (Westdeutsche Landesbank, SPA),
                1.250% due 05/15/2030+                                        A-1+          VMIG1            4,000,000
                                                                                                          ------------
                                                                                                             5,000,000
                                                                                                          ------------

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    NEBRASKA -- 0.6%
$1,550,000    Nebraska Public Power District Revenue, Power Supply System,
                5.700% due 01/01/2003                                          AAA           AAA          $  1,609,071
                                                                                                          ------------
    NEW JERSEY -- 1.5%
 3,500,000    New Jersey State Turnpike Authority, Turnpike Revenue,
                Adjusted, Series D, (FGIC Insured), (Societe Generale,
                LOC),
                1.100% due 01/01/2018                                         A-1+          VMIG1            3,500,000
 1,000,000    New Jersey State, GO, Government,
                6.250% due 08/01/2002                                          AA            Aaa             1,013,865
                                                                                                          ------------
                                                                                                             4,513,865
                                                                                                          ------------
    NEW MEXICO -- 1.6%
 1,770,000    Farmington, New Mexico, GO, Municipal School District NO.
                005, Education Technology Notes,
                2.100% due 09/01/2002                                          NR             A1             1,770,883
 3,000,000    New Mexico State, Refunding Series A,
                5.000% due 09/01/2002                                          AA+           Aa1             3,015,582
                                                                                                          ------------
                                                                                                             4,786,465
                                                                                                          ------------
    NEW YORK -- 1.7%
 1,000,000    Long Island Power Authority, New York Electric System
                Revenue, Subordinated Subseries 3B, (Westdeutsche
                Landesbanken, LOC),
                1.800% due 05/01/2033+                                        A-1+            NR             1,000,000
              New York City Transitional Finance Authority Revenue:
 2,000,000    Series 4,
                2.500% due 02/26/2003                                         SP-1+          MIG1            2,012,620
   730,000    Future Tax Secured, Series C,
                4.500% due 11/01/2002                                          AA+           Aa2               737,006
 1,100,000    New York City Recovery Notes, Series A,
                3.250% due 10/02/2002                                         SP-1+          MIG1            1,103,072
                                                                                                          ------------
                                                                                                             4,852,698
                                                                                                          ------------
    NORTH CAROLINA -- 1.7%
 1,040,000    Greensboro, North Carolina, Public Improvement,
                1.250% due 04/01/2019+                                        A-1+          VMIG1            1,040,000
 2,000,000    North Carolina Medical Care Community Health Care Facilities
                Revenue, Rutherford Hospital, Inc. Project (Branch Banking
                & Trust, LOC),
                1.350% due 09/01/2021+                                         NR           VMIG1            2,000,000
 1,930,000    North Carolina Medical Care Community Hospital Revenue, J.
                Arthur Dosher Memorial Hospital, (Branch Banking & Trust,
                LOC),
                1.350% due 05/01/2018                                          A-1            NR             1,930,000
                                                                                                          ------------
                                                                                                             4,970,000
                                                                                                          ------------
    OHIO -- 5.6%
 4,760,000    Franklin County, Ohio, Hospital Revenue, US Health
                Corporation, Series A, (Morgan Guarantee, LOC),
                1.250% due 12/01/2021+                                         NR           VMIG1            4,760,000
 2,150,000    Indian Hill, Ohio, Economic Development, Cincinnati County
                Day School, (Fifth Third, LOC),
                1.390% due 05/01/2019+                                         NR             NR             2,150,000
 1,000,000    Jonathan Alder Ohio Local School District, GO, Bond
                Anticipation Notes,
                2.125% due 12/03/2002                                          NR            MIG1            1,002,622

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    OHIO (CONTINUED)
$4,525,000    Middleburg Heights, Ohio, Hospital Revenue, Southwest
                General Health, (Keybank NA, LOC),
                1.300% due 08/15/2022+                                         A-1            NR          $  4,525,000
 2,855,000    Montgomery County, Ohio, Society Saint Vincent DePaul, (Nat
                City, LOC),
                1.300% due 12/01/2010+                                         A-1            NR             2,855,000
 1,000,000    Van Wert, Ohio, City School District, Bond Anticipation
                Notes,
                2.500% due 10/10/2002                                          NR            MIG1            1,001,502
                                                                                                          ------------
                                                                                                            16,294,124
                                                                                                          ------------
    OKLAHOMA -- 0.7%
 1,900,000    Tulsa County, Oklahoma, Independent School District Number
                001, GO, Combination Purpose, Series A,
                3.800% due 10/01/2002                                          AA            Aa2             1,911,097
                                                                                                          ------------
    OREGON -- 4.2%
 2,500,000    Oregon State, Tax Anticipation Notes, Series A,
                3.250% due 05/01/2003                                         SP-1+          MIG1            2,525,507
 3,500,000    Oregon State Health Housing Educational & Cultural
                Facilities Authority, (Adjusted Assumption Village Project
                Series A), (Keybank N.A., LOC),
                1.250% due 03/01/2033+                                         NR           VMIG1            3,500,000
 4,550,000    Portland, Oregon Multifamily Revenue, (Harris Trust and
                Savings Bank, LOC),
                1.400% due 12/01/2011+                                         AA-            NR             4,550,000
 1,500,000    Tri-County, Oregon, Metropolitan Transportation District
                Revenue, Refunding, Series A,
                5.700% due 08/01/2002                                          AA+           Aa3             1,519,363
                                                                                                          ------------
                                                                                                            12,094,870
                                                                                                          ------------
    PENNSYLVANIA -- 4.9%
 1,545,000    Allegheny County, Pennsylvania, Hospital Development
                Revenue, Variable Health Center Presbyterian, Series D,
                (MBIA Insured) (First Union National Bank, SPA),
                1.250% due 03/01/2020+                                         A-1          VMIG1            1,545,000
 2,700,000    Allegheny County, Pennsylvania, Redevelopment Authority,
                Brentwood Towne Square Project, Series A (NAT City LOC),
                1.350% due 11/01/2019+                                         A-1            NR             2,700,000
 1,000,000    Bethlehem, Pennsylvania, Water Authority Revenue, Series A,
                (MBIA Insured),
                6.100% due 11/15/2002                                          AAA           Aaa             1,016,801
 2,000,000    Delaware Valley, Pennsylvania, Registered Finance, Mode 1,
                (Credit Suisse, LOC),
                1.250% due 08/01/2016+                                        A-1+          VMIG1            2,000,000
 2,600,000    Schuylkill County, Pennsylvania, Industrial Development
                Authority, Gilbertown Power Project, (Mellon Bank, LOC),
                1.250% due 12/01/2002+                                        A-1+            NR             2,600,000
 4,305,000    Washington County, Pennsylvania, Authority Lease Revenue,
                Higher Education Pooled Equipment Lease, (First Union
                National Bank, LOC),
                1.300% due 11/01/2005+                                         NR           VMIG1            4,305,000
                                                                                                          ------------
                                                                                                            14,166,801
                                                                                                          ------------
    TENNESSEE -- 3.8%
 2,000,000    Shelby County, Tennessee, GO, Refunding, Series B,
                4.250% due 11/01/2002                                          AA+           Aa2             2,014,928

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    TENNESSEE (CONTINUED)
              Shelby County, Tennessee, Health Educational & Housing
                Facilities Board Revenue:
$3,000,000    Baptist Memorial Hospital Project, (Bank of America, LOC),
                1.350% due 07/09/2002                                         A-1+            NR          $  3,000,000
 6,135,000    Refunding, Multifamily Housing-Wyndridge, (Credit Suisse,
                LOC),
                1.300% due 11/01/2019+                                        A-1+            NR             6,135,000
                                                                                                          ------------
                                                                                                            11,149,928
                                                                                                          ------------
    TEXAS -- 6.4%
 1,600,000    Grapevine Texas Industrial Development Corporation Revenue,
                American Airlines, Inc., Series A-1,
                1.850% due 12/01/2024+                                         NR            P-1             1,600,000
 1,800,000    Grapevine, Texas, Industrial Development Corp., Revenue,
                American Airlines, Inc., Series B-3, (Bayerische
                Landesbank, LOC),
                1.850% due 12/01/2024+                                         NR            P-1             1,800,000
              Harris County, Texas:
 1,850,000    Certificates Obligation,
                3.600% due 10/01/2002                                          AA+           Aa1             1,857,910
 1,685,000    Pre-refunded, Toll Road, Series A, (FGIC Insured),
                6.500% due 08/15/2002                                          AAA           Aaa             1,726,668
 1,325,000    Prerefunded Toll Road, Series A, (AMBAC Insured),
                6.500% due 08/15/2002                                          AAA           Aaa             1,359,495
 2,000,000    Houston, Texas, GO, Series C,
                1.350% due 10/08/2002                                         A-1+           P-1             2,000,000
 1,000,000    Richardson Texas Independent School District, GO, Refunding,
                (PSF-GTD Insured),
                4.500% due 02/15/2003                                          AAA           Aaa             1,016,958
 2,000,000    San Antonio Texas, Refunding, GO,
                8.000% due 08/01/2002                                          AA+           Aa2             2,008,796
 2,270,000    San Antonio, Texas, Independent School District, Building,
                Series A, GO (PSFG Insured),
                4.000% due 08/15/2002                                          AAA           Aaa             2,273,978
 3,000,000    Texas State, Tax & Revenue Anticipation Notes, Series A,
                3.750% due 08/29/2002                                         SP-1+          MIG1            3,005,913
                                                                                                          ------------
                                                                                                            18,649,718
                                                                                                          ------------
    VIRGINIA -- 3.5%
 2,825,000    Arlington County, Virginia Revenue, Ballston Public Parking,
                (Citibank, N.A., LOC),
                1.400% due 08/01/2017+                                        A-1+            NR             2,825,000
 4,000,000    Clarke County, Virginia, Industrial Development Authority,
                Hospital Facilities Revenue, Winchester Medical Center,
                Inc. (FSA Insured), (Chase Manhattan Bank, SPA),
                1.350% due 01/01/2030+                                        A-1+            NR             4,000,000
 2,000,000    Roanoke Valley Virginia Resource Authority, Solid Waste
                Systems Revenue,
                5.750% due 09/01/2012                                          A+             NR             2,053,997
 1,390,000    Virginia State Public School Authority, Series A,
                5.500% due 08/01/2002                                          AA+           Aa1             1,393,264
                                                                                                          ------------
                                                                                                            10,272,261
                                                                                                          ------------

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                               RATING (UNAUDITED)
PRINCIPAL                                                                     ---------------------
AMOUNT                                                                         S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    WASHINGTON -- 1.2%
$1,000,000    Chelan County, Washington, Public Utility District No. 001,
                Refunding, Chelan Hydro, Series D,
                4.500% due 07/01/2002                                          AA            Aa3          $  1,000,000
              King County, Washington:
 1,000,000    (MBIA Insured),
                3.000% due 12/01/2002                                          AAA           Aaa             1,005,564
 1,500,000    Refunding,
                5.000% due 12/01/2002                                          AA+           Aaa             1,521,058
                                                                                                          ------------
                                                                                                             3,526,622
                                                                                                          ------------
    WISCONSIN -- 4.7%
 1,245,000    Brown County, Wisconsin, GO, Series A,
                4.000% due 11/01/2002                                          NR            Aa1             1,255,720
 1,125,000    Kettle Moraine School District, Wisconsin, GO, Refunding,
                Series A,
                3.000% due 04/01/2003                                          AA            Aa3             1,136,258
 1,000,000    Menomonee Falls, Wisconsin, Promissory Notes,
                3.100% due 06/01/2003                                          NR            Aa3             1,010,370
 1,250,000    Middleton-Cross Plains Area School District, Wisconsin, GO,
                (FGIC Insured),
                5.500% due 04/01/2008                                          AAA           Aaa             1,286,370
 1,000,000    Monona Grove Wisconsin School District, Bond Anticipation
                Notes,
                2.875% due 12/01/2002                                          NR            MIG1            1,005,897
 4,000,000    Wisconsin State Health & Educational Facilities Authority
                Revenue, University of Wisconsin Medical Foundation,
                (Lasalle Bank N.A., LOC),
                1.330% due 05/01/2030+                                        A-1+            NR             4,000,000
 1,630,000    Wisconsin State Transportation Revenue, Refunding, Series A,
                5.000% due 07/01/2002                                          AA-           Aa3             1,630,000
 2,250,000    Wisconsin State, Petroleum Inspection Fee Revenue, Series A,
                5.500% due 07/01/2003                                          AA-           Aa3             2,332,689
                                                                                                          ------------
                                                                                                            13,657,304
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $283,984,827)                                                                                      283,984,827
                                                                                                          ------------

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 0.2%
   135,634    Dreyfus Tax-Exempt Cash Management Fund                                                     $    135,634
   585,882    Valiant Tax-Exempt Money Market Fund                                                             565,882
                                                                                                          ------------
TOTAL INVESTMENT COMPANIES
  (Cost $701,516)                                                                                              701,516
                                                                                                          ------------

TOTAL INVESTMENTS
  (Cost $284,686,343*)                                                                97.9%              284,686,343
OTHER ASSETS AND LIABILITIES (NET)                                                     2.1                 6,138,733
                                                                                     -----              ------------
NET ASSETS                                                                           100.0%             $290,825,076
                                                                                     =====              ============

------------
* Aggregate cost for Federal tax purposes is 284,686,343.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC   -- Federal Guaranty Insurance Corporation
FNMA -- Federal National Mortgage Assurance
FSA   -- Financial Security Assurance
GO    -- General Obligation Bonds
LOC   -- Instruments supported by bank letter of credit
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
SPA   -- Stand by Purchase Agreement

                       See Notes to Financial Statements.

Munder U.S. Treasury Money Market Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 54.7%
    U.S. TREASURY BILLS -- 54.7%
$15,000,000    1.810% due 07/11/2002+                                             $14,992,542
 15,000,000    1.680% due 09/12/2002+                                              14,948,900
                                                                                  -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $29,941,442)                                                               29,941,442
                                                                                  -----------
REPURCHASE AGREEMENTS -- 44.4%
 12,339,409    Agreement with Lehman Brothers Holdings, Inc.,
                 1.85% dated 06/28/2002, to be repurchased at $12,341,311
                 on 07/01/2002, collateralized by $29,815,000 U.S. Treasury
                 Strip, 8.75% maturing 05/15/2017
                 (value $12,586,700)                                               12,339,409
 12,000,000    Agreement with State Street Bank and Trust Company,
                 1.85% dated 06/28/2002, to be repurchased at $12,001,850
                 on 07/01/2002, collateralized by $12,320,000 U.S. Treasury
                 Bill, 1.700%, maturing 11/07/2002
                 (value $12,243,000)                                               12,000,000
                                                                                  -----------
TOTAL REPURCHASE AGREEMENTS
  (Cost $24,339,409)                                                               24,339,409
                                                                                  -----------

TOTAL INVESTMENTS
  (Cost $54,280,851*)                                                               99.1%              54,280,851
OTHER ASSETS AND LIABILITIES (NET)                                                   0.9                  475,075
                                                                                   -----              -----------
NET ASSETS                                                                         100.0%             $54,755,926
                                                                                   =====              ===========

------------
* Aggregate cost for Federal tax purposes is $54,280,851.
+ Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, June 30, 2002

--------------------------------------------------------------------------------

                                                       EQUITY FUNDS
                                                       ------------------------------------------------------------
                                                                                       MUNDER
                                                       MUNDER          MUNDER          FUTURE          MUNDER
                                                       BALANCED        BIO(TECH)(2)    TECHNOLOGY      INDEX 500
                                                       FUND            FUND            FUND            FUND
                                                       ------------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities of unaffiliated issuers.............    $125,007,306    $10,255,522     $351,185,151    $893,598,406
    Securities of affiliated issuers...............         --             --             7,137,690         --
    Repurchase agreements..........................         968,000        --               --            5,693,000
                                                       ------------    -----------     ------------    ------------
Total Investments..................................     125,975,306     10,255,522      358,322,841     899,291,406
Cash...............................................           1,026         86,439          --                  453
Foreign currency, at value.........................         --             --               --              --
Interest receivable................................         614,929        --               --                  878
Dividends receivable...............................          49,260        --                26,470       1,061,022
Receivable from Investment Advisor.................         --               4,537          --              --
Receivable for investment securities sold..........       3,111,667         67,911        6,696,457         --
Unrealized appreciation on forward foreign
  exchange/spot contracts..........................         --                 179          --              --
Receivable for Fund shares sold....................         556,184          1,203          153,675       1,174,196
Prepaid expenses and other assets..................          27,049         18,417           48,750          67,373
                                                       ------------    -----------     ------------    ------------
      Total Assets.................................     130,335,421     10,434,208      365,248,193     901,595,328
                                                       ------------    -----------     ------------    ------------
LIABILITIES:
Due to custodian...................................         --             --             1,708,552         --
Payable for Fund shares redeemed...................         464,796         61,894        2,070,130       2,180,325
Payable for investment securities purchased........         413,724         72,703        2,283,220         --
Payable upon return of securities loaned...........      13,311,432        --            42,100,899         --
Options written (a)................................         --             --               --              --
Variation margin...................................         --             --               --               18,676
Investment advisory fees payable...................          64,125         10,460          279,676          91,281
Administration fees payable........................          13,065          1,115           37,023         101,289
Shareholder servicing fees payable.................              20              1            3,066          44,257
Distribution fees payable..........................          65,789          6,021          198,072         195,021
Transfer agency/record keeping fees payable........          57,396         10,578          456,985         426,275
Custody fees payable...............................          15,390          5,392           24,099          30,985
Trustees'/Directors' fees and expenses payable.....           3,487            443           15,230          30,143
Accrued expenses and other payables................          33,257          2,926          218,569         185,697
                                                       ------------    -----------     ------------    ------------
      Total Liabilities............................      14,442,481        171,533       49,395,521       3,303,949
                                                       ------------    -----------     ------------    ------------
NET ASSETS.........................................    $115,892,940    $10,262,675     $315,852,672    $898,291,379
                                                       ============    ===========     ============    ============
Investments, at cost...............................    $126,458,577    $16,609,612     $666,515,349    $802,400,388
                                                       ============    ===========     ============    ============
Foreign currency, at cost..........................    $    --         $   --          $    --         $    --
                                                       ============    ===========     ============    ============

------------
(a) Munder Micro-Cap Equity Fund received premiums of $148,495.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------
    MUNDER           MUNDER         MUNDER          MUNDER
    INTERNATIONAL    LARGE-CAP      LARGE-CAP       MICRO-CAP
    EQUITY           GROWTH         VALUE           EQUITY
    FUND             FUND           FUND            FUND
----------------------------------------------------------------
    $134,247,803     $27,612,915    $151,464,837    $171,336,390
         --              --              --              --
       2,390,000         --            5,088,000       6,085,000
    ------------     -----------    ------------    ------------
     136,637,803      27,612,915     156,552,837     177,421,390
              73         --                  217             653
          23,656         --                3,632         --
             482         --                  784             938
         434,465          14,135         170,763          62,117
         --              --              --              --
          21,139         785,422       1,110,209       2,693,208
         --              --              --              --
         347,287           9,194          60,045       1,076,013
          25,123          22,574          29,339          32,147
    ------------     -----------    ------------    ------------
     137,490,028      28,444,240     157,927,826     181,286,466
    ------------     -----------    ------------    ------------
         --              247,134         --              --
       2,420,940         209,403         144,967         714,761
          15,887         400,482       1,978,020       1,280,724
      24,332,431         --              --           26,650,119
         --              --              --              180,000
         --              --              --              --
          69,421          17,931          97,887         120,956
          12,216           2,704          17,072          16,139
          13,475         --               12,157           1,052
           4,060          11,780          15,760          72,178
          11,722          13,297          19,473          55,428
          29,722           3,971           7,980           9,453
           3,402             948           4,970           3,586
          36,112           2,907          45,648          32,606
    ------------     -----------    ------------    ------------
      26,949,388         910,557       2,343,934      29,137,002
    ------------     -----------    ------------    ------------
    $110,540,640     $27,533,683    $155,583,892    $152,149,464
    ============     ===========    ============    ============
    $133,663,423     $32,327,102    $144,739,508    $162,704,172
    ============     ===========    ============    ============
    $     22,396     $   --         $      3,573    $    --
    ============     ===========    ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                      EQUITY FUNDS
                                                      -------------------------------------------------------------
                                                                                                        MUNDER
                                                      MUNDER                                            REAL ESTATE
                                                      MULTI-SEASON    MUNDER            MUNDER          EQUITY
                                                      GROWTH          NETNET            POWER PLUS      INVESTMENT
                                                      FUND            FUND              FUND            FUND
                                                      -------------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities of unaffiliated issuers............    $244,905,986    $  946,946,479    $104,095,654    $60,164,780
    Securities of affiliated issuers..............         --             76,288,009       2,447,153        --
    Repurchase agreements.........................       5,051,000          --               --             548,000
                                                      ------------    --------------    ------------    -----------
Total Investments.................................     249,956,986     1,023,234,488     106,542,807     60,712,780
Cash..............................................              97          --               --                 395
Foreign currency, at value........................         --                  2,856         --             --
Interest receivable...............................             779          --               --                  84
Dividends receivable..............................         146,108           117,585          71,042        329,159
Receivable from Investment Advisor................         --               --               --             --
Receivable for investment securities sold.........       3,785,611        10,485,541       1,124,062        --
Receivable for Fund shares sold...................          51,261           248,114          76,642         71,464
Prepaid expenses and other assets.................          34,202            72,054          29,054         29,242
                                                      ------------    --------------    ------------    -----------
      Total Assets................................     253,975,044     1,034,160,638     107,843,607     61,143,124
                                                      ------------    --------------    ------------    -----------
LIABILITIES:
Due to custodian..................................         --              1,610,667         268,292        --
Payable for Fund shares redeemed..................         584,875         5,335,056         687,562        408,760
Payable for investment securities purchased.......         --              7,182,794         487,212        --
Payable upon return of securities loaned..........       1,969,000       208,219,738         --             --
Options written(a)................................         --                438,500         --             --
Unrealized depreciation on forward foreign
  exchange/spot contracts.........................         --               --               --             --
Investment advisory fees payable..................         181,454           696,628          69,436         35,934
Administration fees payable.......................          31,822            87,845          12,118          6,471
Shareholder servicing fees payable................          27,732               251               6        --
Distribution fees payable.........................          22,343           477,704          68,893          5,598
Transfer agency/record keeping fees payable.......          47,159         1,193,917          89,513          7,810
Custody fees payable..............................           8,606            77,255           6,693          2,446
Trustees'/Directors' fees and expenses payable....          10,550            40,429           3,800          1,623
Accrued expenses and other payables...............         107,556           645,856          36,743         15,741
                                                      ------------    --------------    ------------    -----------
      Total Liabilities...........................       2,991,097       226,006,640       1,730,268        484,383
                                                      ------------    --------------    ------------    -----------
NET ASSETS........................................    $250,983,947    $  808,153,998    $106,113,339    $60,658,741
                                                      ============    ==============    ============    ===========
Investments, at cost..............................    $226,662,179    $2,308,447,788    $136,386,133    $48,338,754
                                                      ============    ==============    ============    ===========
Foreign currency, at cost.........................    $    --         $        2,857    $    --         $   --
                                                      ============    ==============    ============    ===========

------------
(a) Munder NetNet Fund and Munder Small-Cap Value Fund received premiums of $355,859 and $511,425, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    MUNDER         MUNDER                         MUNDER
                    SMALL          FRAMLINGTON    MUNDER          FRAMLINGTON
    MUNDER          COMPANY        EMERGING       FRAMLINGTON     INTERNATIONAL
    SMALL-CAP       GROWTH         MARKETS        HEALTHCARE      GROWTH
    VALUE FUND      FUND           FUND           FUND            FUND
-------------------------------------------------------------------------------
    $131,115,370    $75,725,558    $24,129,511    $269,146,171     $38,420,358
         --             --             --              --              --
       2,254,000        --           2,545,000         --              509,000
    ------------    -----------    -----------    ------------     -----------
     133,369,370     75,725,558     26,674,511     269,146,171      38,929,358
             409        --                 112         --                  396
         --             --              43,166               5         526,639
             347        --                 392         --                   81
         312,552            316         41,739           9,908         146,087
         --             --             --              --                8,778
         196,407        627,729        --            3,122,376         180,625
         358,453         34,323         26,451         204,953           6,030
          35,935         23,100         23,919          38,320          23,373
    ------------    -----------    -----------    ------------     -----------
     134,273,473     76,411,026     26,810,290     272,521,733      39,821,367
    ------------    -----------    -----------    ------------     -----------
         --              35,668        --              529,871         --
         311,227        102,788        329,817       2,214,432           5,848
       2,037,130        385,699        307,547         254,923         336,876
      17,945,284     14,401,685        --              --              --
         212,712        --             --              --              --
         --             --               1,161         --                1,093
          69,293         38,859         28,322         221,879          32,384
          12,264          6,861          2,997          30,010           4,268
           1,005          2,453            950              93             219
          40,926          6,202          4,811         171,906             854
          20,551          8,775          2,042         205,301           4,185
           7,461          6,933         13,853          28,822          23,325
           2,612          2,304            907          11,370           1,346
          24,324         23,110          6,077         112,872          14,350
    ------------    -----------    -----------    ------------     -----------
      20,684,789     15,021,337        698,484       3,781,479         424,748
    ------------    -----------    -----------    ------------     -----------
    $113,588,684    $61,389,689    $26,111,806    $268,740,254     $39,396,619
    ============    ===========    ===========    ============     ===========
    $117,646,643    $75,329,007    $29,049,638    $440,535,382     $39,810,349
    ============    ===========    ===========    ============     ===========
    $    --         $   --         $    42,797    $          5     $   521,658
    ============    ===========    ===========    ============     ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                               INCOME FUNDS
                                               ------------------------------------------------------------------------------
                                                               MUNDER          MUNDER           MUNDER U.S.     MUNDER
                                               MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT      MICHIGAN
                                               BOND            BOND            BOND             INCOME          TAX-FREE BOND
                                               FUND            FUND            FUND             FUND            FUND
                                               ------------------------------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities.............................    $142,588,008    $407,989,534     $35,996,999     $262,772,286     $46,155,747
    Repurchase agreements..................       4,047,000      27,364,000         475,000        5,754,000         --
                                               ------------    ------------     -----------     ------------     -----------
Total Investments..........................     146,635,008     435,353,534      36,471,999      268,526,286      46,155,747
Foreign currency, at value.................         --              --              498,795          --              --
Cash.......................................              22             620             146              190         --
Interest receivable........................       1,910,247       4,180,149         774,597        1,440,576         450,010
Receivable for investment securities
  sold.....................................         184,000         --              --               --              --
Receivable for Fund shares sold............           1,437         882,159          81,063          549,334          50,891
Prepaid expenses and other assets..........          25,952          34,635          28,643           29,027           3,846
                                               ------------    ------------     -----------     ------------     -----------
      Total Assets.........................     148,756,666     440,451,097      37,855,243      270,545,413      46,660,494
                                               ------------    ------------     -----------     ------------     -----------
LIABILITIES:
Payable for Fund shares redeemed...........         349,544         289,183         --               127,056         102,454
Payable for investment securities
  purchased................................         --            2,657,923         949,082          --              --
Payable upon return of securities loaned...      14,389,961      51,024,015         --            47,478,668         --
Investment advisory fees payable...........          55,973         159,228          14,876           90,943          19,055
Administration fees payable................          14,662          41,718           3,899           24,068           5,048
Shareholder servicing fees payable.........           8,012          59,882               2           29,161           8,382
Distribution fees payable..................           8,106           4,838             568           19,104           1,677
Transfer agency/record keeping fees
  payable..................................          13,592          25,851           5,262           23,002           6,692
Custody fees payable.......................           6,980          14,804           7,869            7,640           3,867
Trustees'/Directors' fees and expenses
  payable..................................           4,410          10,935             969            6,385           1,418
Dividends payable..........................         --              --              --               --              --
Accrued expenses and other payables........          25,249          64,468           5,986           37,850           8,764
                                               ------------    ------------     -----------     ------------     -----------
      Total Liabilities....................      14,876,489      54,352,845         988,513       47,843,877         157,357
                                               ------------    ------------     -----------     ------------     -----------
NET ASSETS.................................    $133,880,177    $386,098,252     $36,866,730     $222,701,536     $46,503,137
                                               ============    ============     ===========     ============     ===========
Investments, at cost.......................    $145,900,946    $429,223,932     $36,487,872     $258,933,507     $43,823,708
                                               ============    ============     ===========     ============     ===========
Foreign currency, at cost..................    $    --         $    --          $   474,380     $    --          $   --
                                               ============    ============     ===========     ============     ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         MONEY MARKET FUNDS
-------------------------------------    -----------------------------------------------
    MUNDER          MUNDER               MUNDER            MUNDER          MUNDER
    TAX-FREE        TAX-FREE SHORT-      CASH              TAX-FREE        U.S. TREASURY
    BOND            INTERMEDIATE BOND    INVESTMENT        MONEY MARKET    MONEY MARKET
    FUND            FUND                 FUND              FUND            FUND
----------------------------------------------------------------------------------------
    $107,742,334       $166,737,845      $  894,120,717    $284,686,343     $29,941,442
         --               --                167,259,605        --            24,339,409
    ------------       ------------      --------------    ------------     -----------
     107,742,334        166,737,845       1,061,380,322    284,686,343       54,280,851
         --               --                   --              --               --
         --               --                   --                  178          --
       1,534,165          2,065,825           3,810,220      1,804,514            3,752
         --                  55,361            --              --               --
          13,598          1,039,401          14,482,983      5,059,612          574,571
          25,857             27,607              52,199         21,652           13,109
    ------------       ------------      --------------    ------------     -----------
     109,315,954        169,926,039       1,079,725,724    291,572,299       54,872,283
    ------------       ------------      --------------    ------------     -----------
          84,278            247,290              98,552        288,877           16,337
         --               --                   --              --               --
         --               --                   --              --               --
          47,025             68,380             299,453         81,077           14,713
          11,914             18,150             115,182         31,185            5,606
          22,131             31,793              83,864         19,901            3,553
           4,156              5,520              32,591         14,336            4,272
           4,325             14,657              33,597         12,048            3,974
           5,524              6,734              23,688         12,475            5,181
           3,495              4,958              33,048          9,150            3,016
         --               --                  1,295,657        221,588           41,103
          10,563             30,867             214,115         56,586           18,602
    ------------       ------------      --------------    ------------     -----------
         193,411            428,349           2,229,747        747,223          116,357
    ------------       ------------      --------------    ------------     -----------
    $109,122,543       $169,497,690      $1,077,495,977    $290,825,076     $54,755,926
    ============       ============      ==============    ============     ===========
    $102,607,869       $159,201,907      $1,061,380,322    $284,686,343     $54,280,851
    ============       ============      ==============    ============     ===========
    $    --            $  --             $     --          $   --           $   --
    ============       ============      ==============    ============     ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                     EQUITY FUNDS
                                                     ---------------------------------------------------------------
                                                                                     MUNDER
                                                     MUNDER          MUNDER          FUTURE             MUNDER
                                                     BALANCED        BIO(TECH)(2)    TECHNOLOGY         INDEX 500
                                                     FUND            FUND            FUND               FUND
                                                     ---------------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed/(Accumulated) net investment
  income/(loss)..................................    $     20,748    $   (16,473)    $        (9,069)   $    379,474
Accumulated net realized loss on investments
  sold...........................................     (17,349,424)    (3,676,428)     (1,327,736,872)    (65,322,759)
Net unrealized appreciation/(depreciation) of
  investments....................................        (483,271)    (6,354,029)       (308,192,508)     96,660,270
Par value........................................          12,630          2,661           1,048,366          43,504
Paid-in capital in excess of par value...........     133,692,257     20,306,944       1,950,742,755     866,530,890
                                                     ------------    -----------     ---------------    ------------
                                                     $115,892,940    $10,262,675     $   315,852,672    $898,291,379
                                                     ============    ===========     ===============    ============
NET ASSETS:
Class A Shares...................................    $ 26,336,122    $ 3,045,154     $   106,582,582    $340,270,756
                                                     ============    ===========     ===============    ============
Class B Shares...................................    $ 48,006,447    $ 4,567,550     $   133,165,980    $281,790,279
                                                     ============    ===========     ===============    ============
Class C Shares...................................    $ 20,040,813    $   --          $     --                --
                                                     ============    ===========     ===============    ============
Class II Shares..................................    $    --         $ 1,798,268     $    71,302,896         --
                                                     ============    ===========     ===============    ============
Class K Shares...................................    $ 11,876,036    $       199     $       640,936    $207,675,472
                                                     ============    ===========     ===============    ============
Class Y Shares...................................    $  9,633,522    $   851,504     $     4,160,278    $ 68,554,872
                                                     ============    ===========     ===============    ============
SHARES OUTSTANDING:
Class A Shares...................................       2,855,398        783,786          34,143,411      16,479,822
                                                     ============    ===========     ===============    ============
Class B Shares...................................       5,248,832      1,191,558          43,484,597      13,646,659
                                                     ============    ===========     ===============    ============
Class C Shares...................................       2,181,877        --                --                --
                                                     ============    ===========     ===============    ============
Class II Shares..................................         --             467,903          25,798,840         --
                                                     ============    ===========     ===============    ============
Class K Shares...................................       1,294,392             51             189,124      10,063,259
                                                     ============    ===========     ===============    ============
Class Y Shares...................................       1,049,789        217,637           1,220,675       3,314,431
                                                     ============    ===========     ===============    ============
CLASS A SHARES:
Net asset value and redemption price per share...           $9.22          $3.89               $3.12          $20.65
                                                     ============    ===========     ===============    ============
Maximum sales charge.............................            5.50%          5.50%               5.50%           2.50%
Maximum offering price per share.................           $9.76          $4.12               $3.30          $21.18
                                                     ============    ===========     ===============    ============
CLASS B SHARES:
Net asset value and offering price per share*....           $9.15          $3.83               $3.06          $20.65
                                                     ============    ===========     ===============    ============
CLASS C SHARES:
Net asset value and offering price per share*....           $9.19            N/A                 N/A             --
                                                     ============    ===========     ===============    ============
CLASS II SHARES:
Net asset value and offering price per share*....             N/A          $3.84               $2.76             --
                                                     ============    ===========     ===============    ============
Maximum Sales Charge.............................             --            1.00%               1.00%            --
Maximum offering price per share.................             N/A          $3.88               $2.79             --
                                                     ============    ===========     ===============    ============
CLASS K SHARES:
Net asset value, offering price and redemption
  price per share................................           $9.17          $3.90               $3.39          $20.64
                                                     ============    ===========     ===============    ============
CLASS Y SHARES:
Net asset value, offering price and redemption
  price per share................................           $9.18          $3.91               $3.41          $20.68
                                                     ============    ===========     ===============    ============

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
                     MUNDER          MUNDER
    MUNDER           LARGE-CAP       LARGE-CAP       MUNDER
    INTERNATIONAL    GROWTH          VALUE           MICRO-CAP
    EQUITY FUND      FUND            FUND            EQUITY FUND
-----------------------------------------------------------------
    $    785,817     $       (353)   $     (2,706)   $     (1,793)
      (9,828,892)     (13,146,155)     (4,321,717)     (5,410,340)
       2,975,893       (4,714,187)     11,813,844      14,685,792
          10,472           46,031          13,631          61,785
     116,597,350       45,348,347     148,080,840     142,814,020
    ------------     ------------    ------------    ------------
    $110,540,640     $ 27,533,683    $155,583,892    $152,149,464
    ============     ============    ============    ============
    $  5,575,549     $  2,017,097    $  7,179,446    $ 56,222,078
    ============     ============    ============    ============
    $  1,288,947     $  4,163,110    $ 11,993,759    $ 49,061,758
    ============     ============    ============    ============
    $  1,804,819     $    --         $  3,733,434    $ 28,049,746
    ============     ============    ============    ============
    $    --          $  7,982,651    $    --         $    --
    ============     ============    ============    ============
    $ 63,081,693     $      3,286    $ 55,231,722    $  5,300,389
    ============     ============    ============    ============
    $ 38,789,632     $ 13,367,539    $ 77,445,531    $ 13,515,493
    ============     ============    ============    ============
         529,846          334,927         628,605       2,237,868
    ============     ============    ============    ============
         126,184          702,682       1,062,516       2,035,484
    ============     ============    ============    ============
         174,974          --              330,937       1,163,305
    ============     ============    ============    ============
         --             1,351,187         --              --
    ============     ============    ============    ============
       5,989,571              545       4,833,117         210,942
    ============     ============    ============    ============
       3,651,370        2,213,712       6,776,111         530,928
    ============     ============    ============    ============
          $10.52            $6.02          $11.42          $25.12
    ============     ============    ============    ============
            5.50%            5.50%           5.50%           5.50%
          $11.13            $6.37          $12.08          $26.58
    ============     ============    ============    ============
          $10.21            $5.92          $11.29          $24.10
    ============     ============    ============    ============
          $10.31              N/A          $11.28          $24.11
    ============     ============    ============    ============
             N/A            $5.91             N/A             N/A
    ============     ============    ============    ============
             --              1.00%            --              --
             N/A            $5.97             N/A             N/A
    ============     ============    ============    ============
          $10.53            $6.03          $11.43          $25.13
    ============     ============    ============    ============
          $10.62            $6.04          $11.43          $25.46
    ============     ============    ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                       EQUITY FUNDS
                                                       -----------------------------------------------------------
                                                                                                       MUNDER
                                                       MUNDER                                          REAL ESTATE
                                                       MULTI-SEASON   MUNDER            MUNDER         EQUITY
                                                       GROWTH         NETNET            POWER PLUS     INVESTMENT
                                                       FUND           FUND              FUND           FUND
                                                       -----------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated net investment loss......................  $     (6,022)  $       (23,515)  $     (2,265)  $      (889)
Accumulated net realized gain/(loss) on investments
  sold...............................................   (34,062,280)   (2,787,528,782)   (27,172,139)   (8,131,236)
Net unrealized appreciation/(depreciation) of
  investments........................................    23,294,807    (1,285,287,552)   (29,843,088)   12,374,026
Par value............................................       213,383           772,728        143,980        41,383
Paid-in capital in excess of par value...............   261,544,059     4,880,221,119    162,986,851    56,375,457
                                                       ------------   ---------------   ------------   -----------
                                                       $250,983,947   $   808,153,998   $106,113,339   $60,658,741
                                                       ============   ===============   ============   ===========
NET ASSETS:
Class A Shares.......................................  $ 32,254,762   $   298,741,104   $ 33,446,029   $ 3,441,209
                                                       ============   ===============   ============   ===========
Class B Shares.......................................  $ 12,601,520   $   352,103,453   $ 50,354,149   $ 4,568,939
                                                       ============   ===============   ============   ===========
Class C Shares.......................................  $  4,153,397   $   153,078,827   $    --        $ 1,252,096
                                                       ============   ===============   ============   ===========
Class II Shares......................................  $    --        $     --          $ 20,917,374   $   --
                                                       ============   ===============   ============   ===========
Class K Shares.......................................  $121,484,967   $       610,319   $     43,307   $ 2,330,765
                                                       ============   ===============   ============   ===========
Class Y Shares.......................................  $ 80,489,301   $     3,620,295   $  1,352,480   $49,065,732
                                                       ============   ===============   ============   ===========
SHARES OUTSTANDING:
Class A Shares.......................................     2,752,728        28,034,830      4,506,026       234,858
                                                       ============   ===============   ============   ===========
Class B Shares.......................................     1,171,940        34,049,520      6,857,972       312,587
                                                       ============   ===============   ============   ===========
Class C Shares.......................................       382,972        14,795,641        --             85,151
                                                       ============   ===============   ============   ===========
Class II Shares......................................       --              --             2,846,508       --
                                                       ============   ===============   ============   ===========
Class K Shares.......................................    10,347,761            57,245          5,835       159,319
                                                       ============   ===============   ============   ===========
Class Y Shares.......................................     6,682,913           335,582        181,629     3,346,430
                                                       ============   ===============   ============   ===========
CLASS A SHARES:
Net asset value and redemption price per share.......        $11.72            $10.66          $7.42        $14.65
                                                       ============   ===============   ============   ===========
Maximum sales charge.................................          5.50%             5.50%          5.50%         5.50%
Maximum offering price per share.....................        $12.40            $11.28          $7.85        $15.50
                                                       ============   ===============   ============   ===========
CLASS B SHARES:
Net asset value and offering price per share*........        $10.75            $10.34          $7.34        $14.62
                                                       ============   ===============   ============   ===========
CLASS C SHARES:
Net asset value and offering price per share*........        $10.85            $10.35            N/A        $14.70
                                                       ============   ===============   ============   ===========
CLASS II SHARES:
Net asset value and offering price per share*........           N/A               N/A          $7.35           N/A
                                                       ============   ===============   ============   ===========
Maximum Sales Charge.................................            --                --           1.00%           --
Maximum offering price per share.....................           N/A               N/A          $7.42           N/A
                                                       ============   ===============   ============   ===========
CLASS K SHARES:
Net asset value, offering price and redemption price
  per share..........................................        $11.74            $10.66          $7.42        $14.63
                                                       ============   ===============   ============   ===========
CLASS Y SHARES:
Net asset value, offering price and redemption price
  per share..........................................        $12.04            $10.79          $7.45        $14.66
                                                       ============   ===============   ============   ===========

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                    MUNDER          MUNDER                           MUNDER
                    SMALL           FRAMLINGTON     MUNDER           FRAMLINGTON
    MUNDER          COMPANY         EMERGING        FRAMLINGTON      INTERNATIONAL
    SMALL-CAP       GROWTH          MARKETS         HEALTHCARE       GROWTH
    VALUE FUND      FUND            FUND            FUND             FUND
----------------------------------------------------------------------------------
    $     (1,327)   $     (1,327)   $   (179,678)   $     (25,592)   $   (175,316)
         198,275     (54,847,444)    (23,980,989)     (54,740,157)    (15,211,853)
      16,021,440         396,551      (2,376,046)    (171,388,673)       (868,520)
          67,439           5,427           3,053           17,146           4,645
      97,302,857     115,836,482      52,645,466      494,877,530      55,647,663
    ------------    ------------    ------------    -------------    ------------
    $113,588,684    $ 61,389,689    $ 26,111,806    $ 268,740,254    $ 39,396,619
    ============    ============    ============    =============    ============
    $ 15,143,193    $  6,288,002    $  1,835,612    $  81,128,589    $  1,240,069
    ============    ============    ============    =============    ============
    $ 35,504,622    $  4,397,354    $  1,516,152    $ 119,252,651    $    621,413
    ============    ============    ============    =============    ============
    $ 11,288,795    $  1,728,729    $    366,611    $  61,925,446    $    384,131
    ============    ============    ============    =============    ============
    $    --         $    --         $    --         $    --          $    --
    ============    ============    ============    =============    ============
    $  6,530,129    $ 10,505,693    $ 14,822,667    $     436,523    $  1,094,510
    ============    ============    ============    =============    ============
    $ 45,121,945    $ 38,469,911    $  7,570,764    $   5,997,045    $ 36,056,496
    ============    ============    ============    =============    ============
         893,485         552,797         211,485        5,034,395         146,449
    ============    ============    ============    =============    ============
       2,128,844         423,959         180,502        7,709,494          76,301
    ============    ============    ============    =============    ============
         678,912         163,919          44,066        4,007,162          47,012
    ============    ============    ============    =============    ============
         --              --              --              --               --
    ============    ============    ============    =============    ============
         385,784         938,580       1,731,698           27,136         130,017
    ============    ============    ============    =============    ============
       2,656,865       3,348,053         885,509          367,497       4,245,177
    ============    ============    ============    =============    ============
          $16.95          $11.37           $8.68           $16.11           $8.47
    ============    ============    ============    =============    ============
            5.50%           5.50%           5.50%            5.50%           5.50%
          $17.94          $12.03           $9.19           $17.05           $8.96
    ============    ============    ============    =============    ============
          $16.68          $10.37           $8.40           $15.47           $8.14
    ============    ============    ============    =============    ============
          $16.63          $10.55           $8.32           $15.45           $8.17
    ============    ============    ============    =============    ============
             N/A             N/A             N/A              N/A             N/A
    ============    ============    ============    =============    ============
             --              --              --               --              --
             N/A             N/A             N/A              N/A             N/A
    ============    ============    ============    =============    ============
          $16.93          $11.19           $8.56           $16.09           $8.42
    ============    ============    ============    =============    ============
          $16.98          $11.49           $8.55           $16.32           $8.49
    ============    ============    ============    =============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Assets and Liabilities, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                              INCOME FUNDS
                                              ------------------------------------------------------------------------------
                                                              MUNDER          MUNDER           MUNDER U.S.     MUNDER
                                              MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT      MICHIGAN
                                              BOND            BOND            BOND             INCOME          TAX-FREE BOND
                                              FUND            FUND            FUND             FUND            FUND
                                              ------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed/(Accumulated) net investment
  income/(loss)...........................    $    193,793    $    464,858     $  (913,522)    $    191,697     $    26,220
Accumulated net realized gain/(loss) on
  investments sold........................     (16,921,039)    (29,255,773)       (499,655)      (3,034,588)       (578,482)
Net unrealized appreciation of
  investments.............................         734,062       6,129,602          69,404        9,592,779       2,332,039
Par value.................................          14,312          40,707          37,809           21,120           4,555
Paid-in capital in excess of par value....     149,859,049     408,718,858      38,172,694      215,930,528      44,718,805
                                              ------------    ------------     -----------     ------------     -----------
                                              $133,880,177    $386,098,252     $36,866,730     $222,701,536     $46,503,137
                                              ============    ============     ===========     ============     ===========
NET ASSETS:
Class A Shares............................    $  6,697,352    $ 10,321,106     $ 1,308,278     $ 12,739,177     $ 2,426,237
                                              ============    ============     ===========     ============     ===========
Class B Shares............................    $  7,255,012    $ 11,607,870     $   257,918     $ 14,758,964     $ 1,419,910
                                              ============    ============     ===========     ============     ===========
Class C Shares............................    $    988,321    $  1,320,937     $   236,992     $  2,295,308     $   124,515
                                              ============    ============     ===========     ============     ===========
Class K Shares............................    $ 46,311,569    $242,928,885     $     6,785     $153,065,315     $41,647,148
                                              ============    ============     ===========     ============     ===========
Class Y Shares............................    $ 72,627,923    $119,919,454     $35,056,757     $ 39,842,772     $   885,327
                                              ============    ============     ===========     ============     ===========
SHARES OUTSTANDING:
Class A Shares............................         716,801       1,086,934         134,940        1,209,405         237,689
                                              ============    ============     ===========     ============     ===========
Class B Shares............................         776,186       1,225,223          27,077        1,399,422         138,797
                                              ============    ============     ===========     ============     ===========
Class C Shares............................         105,237         138,881          24,520          217,915          12,201
                                              ============    ============     ===========     ============     ===========
Class K Shares............................       4,951,464      25,616,170             698       14,514,872       4,080,142
                                              ============    ============     ===========     ============     ===========
Class Y Shares............................       7,762,657      12,639,561       3,593,630        3,778,852          86,637
                                              ============    ============     ===========     ============     ===========
CLASS A SHARES:
Net asset value and redemption price per
  share...................................           $9.34           $9.50           $9.70           $10.53          $10.21
                                              ============    ============     ===========     ============     ===========
Maximum sales charge......................            4.00%           4.00%           4.00%            4.00%           4.00%
Maximum offering price per share..........           $9.73           $9.90          $10.10           $10.97          $10.64
                                              ============    ============     ===========     ============     ===========
CLASS B SHARES:
Net asset value and offering price per
  share*..................................           $9.35           $9.47           $9.53           $10.55          $10.23
                                              ============    ============     ===========     ============     ===========
CLASS C SHARES:
Net asset value and offering price per
  share*..................................           $9.39           $9.51           $9.67           $10.53          $10.21
                                              ============    ============     ===========     ============     ===========
CLASS K SHARES:
Net asset value, offering price and
  redemption price per share..............           $9.35           $9.48           $9.72           $10.55          $10.21
                                              ============    ============     ===========     ============     ===========
CLASS Y SHARES:
Net asset value, offering price and
  redemption price per share..............           $9.36           $9.49           $9.76           $10.54          $10.22
                                              ============    ============     ===========     ============     ===========

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         MONEY MARKET FUNDS
-------------------------------------    -----------------------------------------------
    MUNDER          MUNDER               MUNDER            MUNDER          MUNDER
    TAX-FREE        TAX-FREE SHORT-      CASH              TAX-FREE        U.S. TREASURY
    BOND            INTERMEDIATE BOND    INVESTMENT        MONEY MARKET    MONEY MARKET
    FUND            FUND                 FUND              FUND            FUND
----------------------------------------------------------------------------------------
    $     60,146       $     86,133      $     --          $   --           $   --
       1,689,121            697,090              (8,125)       (11,743)          46,489
       5,134,465          7,535,938            --              --               --
          10,429             16,072           1,077,507        290,859           54,709
     102,228,382        161,162,457       1,076,426,595    290,545,960       54,654,728
    ------------       ------------      --------------    ------------     -----------
    $109,122,543       $169,497,690      $1,077,495,977    $290,825,076     $54,755,926
    ============       ============      ==============    ============     ===========
    $  4,323,925       $  8,206,854      $  123,370,332    $75,422,052      $24,115,286
    ============       ============      ==============    ============     ===========
    $  3,299,753       $  3,400,710      $     --          $   --           $   --
    ============       ============      ==============    ============     ===========
    $    655,706       $  2,196,866      $     --          $   --           $   --
    ============       ============      ==============    ============     ===========
    $100,635,257       $152,770,138      $  702,491,811    $195,583,770     $24,120,821
    ============       ============      ==============    ============     ===========
    $    207,902       $  2,923,122      $  251,633,834    $19,819,254      $ 6,519,819
    ============       ============      ==============    ============     ===========
         413,380            778,278         123,370,517     75,390,334       24,112,354
    ============       ============      ==============    ============     ===========
         316,082            322,949            --              --               --
    ============       ============      ==============    ============     ===========
          62,561            207,073            --              --               --
    ============       ============      ==============    ============     ===========
       9,616,776         14,486,838         702,499,672    195,641,779       24,100,025
    ============       ============      ==============    ============     ===========
          19,891            277,027         251,636,422     19,826,997        6,497,058
    ============       ============      ==============    ============     ===========
          $10.46             $10.54               $1.00          $1.00            $1.00
    ============       ============      ==============    ============     ===========
            4.00%              4.00%                --             --               --
          $10.90             $10.98               $1.00          $1.00            $1.00
    ============       ============      ==============    ============     ===========
          $10.44             $10.53                 N/A            N/A              N/A
    ============       ============      ==============    ============     ===========
          $10.48             $10.61                 N/A            N/A              N/A
    ============       ============      ==============    ============     ===========
          $10.46             $10.55               $1.00          $1.00            $1.00
    ============       ============      ==============    ============     ===========
          $10.45             $10.55               $1.00          $1.00            $1.00
    ============       ============      ==============    ============     ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Operations, Year Ended June 30, 2002

--------------------------------------------------------------------------------

                                                       EQUITY FUNDS
                                                       --------------------------------------------------------------
                                                                                       MUNDER
                                                       MUNDER          MUNDER          FUTURE           MUNDER
                                                       BALANCED        BIO(TECH)(2)    TECHNOLOGY       INDEX 500
                                                       FUND            FUND            FUND             FUND
                                                       --------------------------------------------------------------
INVESTMENT INCOME:
Interest...........................................    $  2,753,396    $    12,010     $     315,240    $     807,590
Dividends(a).......................................         725,137        --                632,062       14,380,483
Securities lending.................................          46,466        --                696,339         --
                                                       ------------    -----------     -------------    -------------
      Total Investment Income......................       3,524,999         12,010         1,643,641       15,188,073
                                                       ------------    -----------     -------------    -------------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares...................................          60,204         11,008           445,246          954,213
  Class B Shares...................................         484,620         62,478         2,164,755        3,319,282
  Class C shares...................................         217,465        --               --               --
  Class II shares..................................         --              28,857         1,213,675         --
Shareholder servicing fees:
  Class K Shares...................................          35,597             12            11,099          597,895
Investment advisory fees...........................         775,066        184,911         5,263,983        1,175,053
Administration fees................................         128,623         15,828           562,927        1,113,194
Transfer agency/record keeping fees................         204,361         87,286         5,584,446        1,218,890
Custody fees.......................................          84,809         19,268            98,566          154,231
Legal and audit fees...............................          23,798          3,161           122,310          209,101
Trustees'/Directors' fees and expenses.............           6,121            974            34,964           62,533
Registration and filing fees.......................          50,962         40,916            86,698           75,879
Other..............................................          61,766          6,757           573,777           41,370
                                                       ------------    -----------     -------------    -------------
      Total Expenses...............................       2,133,392        461,456        16,162,446        8,921,641
Fees waived and/or expenses reimbursed by
  investment advisor and/or transfer agent.........          (3,433)       (63,114)         (181,445)      (2,025,278)
                                                       ------------    -----------     -------------    -------------
Net Expenses.......................................       2,129,959        398,342        15,981,001        6,896,363
                                                       ------------    -----------     -------------    -------------
NET INVESTMENT INCOME/(LOSS).......................       1,395,040       (386,332)      (14,337,360)       8,291,710
                                                       ------------    -----------     -------------    -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions............................     (11,083,079)    (2,366,285)     (311,527,703)     (22,769,616)
  Foreign currency transactions....................         --              (6,052)         --               --
  Futures contracts................................         --             --               --             (9,149,645)
  Options written..................................         --             --              2,369,257         --
Net change in unrealized
  appreciation/(depreciation) of:
  Securities.......................................      (1,805,530)    (7,003,878)      (25,776,718)    (188,076,124)
  Foreign currency and net assets translations.....         --               1,492          --               --
  Futures contracts................................         --             --               --               (632,009)
  Options written..................................         --             --               --               --
                                                       ------------    -----------     -------------    -------------
Net realized and unrealized loss on investments....     (12,888,609)    (9,374,723)     (334,935,164)    (220,627,394)
                                                       ------------    -----------     -------------    -------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................    $(11,493,569)   $(9,761,055)    $(349,272,524)   $(212,335,684)
                                                       ============    ===========     =============    =============

------------
(a) Net of foreign withholding taxes of $1,697, $36,392, $256,215, $4,692, $936 for Munder Balanced Fund, Munder Index 500 Fund, Munder International Equity Fund, Munder Large-Cap Value Fund and Munder Micro-Cap Equity Fund, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------
                     MUNDER          MUNDER
    MUNDER           LARGE-CAP       LARGE-CAP       MUNDER
    INTERNATIONAL    GROWTH          VALUE           MICRO-CAP
    EQUITY FUND      FUND            FUND            EQUITY FUND
----------------------------------------------------------------
    $     39,731     $      9,590    $     61,115    $    95,274
       2,566,664          140,692       2,651,979        317,503
         202,149          --               14,997        241,477
    ------------     ------------    ------------    -----------
       2,808,544          150,282       2,728,091        654,254
    ------------     ------------    ------------    -----------
          16,152            3,327          16,673        107,480
          16,804           24,032         117,614        399,631
          21,706          --               38,237        203,160
         --                44,719         --             --
         169,540                1         168,191         13,977
         895,179          166,135       1,264,588      1,211,248
         128,393           24,019         181,688        131,194
          32,426           31,980          84,416        202,500
         154,072           20,741          37,437         51,442
          36,232            4,106          34,988         22,936
           7,505            1,282          10,424          7,039
          43,794           35,915          44,643         45,649
          51,836           14,043          78,907         43,703
    ------------     ------------    ------------    -----------
       1,573,639          370,300       2,077,806      2,439,959
          (1,385)          (1,833)         (2,341)        (7,623)
    ------------     ------------    ------------    -----------
       1,572,254          368,467       2,075,465      2,432,336
    ------------     ------------    ------------    -----------
       1,236,290         (218,185)        652,626     (1,778,082)
    ------------     ------------    ------------    -----------
      (8,611,181)      (6,920,697)     (3,605,499)       (12,164)
          (3,091)         --                  139        --
         --               --              --             --
         --               --              --             --
     (10,057,453)      (1,899,484)    (13,300,469)       (65,274)
           1,807          --                  515             79
         --               --              --             --
         --               --              --             (31,505)
    ------------     ------------    ------------    -----------
     (18,669,918)      (8,820,181)    (16,905,314)      (108,864)
    ------------     ------------    ------------    -----------
    $(17,433,628)    $ (9,038,366)   $(16,252,688)   $(1,886,946)
    ============     ============    ============    ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Operations, Year Ended June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                       EQUITY FUNDS
                                                       --------------------------------------------------------------
                                                                                                          MUNDER
                                                       MUNDER                                             REAL ESTATE
                                                       MULTI-SEASON    MUNDER             MUNDER          EQUITY
                                                       GROWTH          NETNET             POWER PLUS      INVESTMENT
                                                       FUND            FUND               FUND            FUND
                                                       --------------------------------------------------------------
INVESTMENT INCOME:
Interest...........................................    $    102,805    $     2,932,074    $     60,593    $   43,259
Dividends(a).......................................       3,571,981          6,201,314         738,087     3,114,304
Securities lending.................................          37,859          2,707,311         --             --
                                                       ------------    ---------------    ------------    ----------
      Total Investment Income......................       3,712,645         11,840,699         798,680     3,157,563
                                                       ------------    ---------------    ------------    ----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares...................................         101,962          1,215,992         111,797         7,902
  Class B Shares...................................         189,732          5,813,403         617,103        34,210
  Class C shares...................................          60,120          2,646,895         --              9,933
  Class II shares..................................         --               --                245,872        --
Shareholder servicing fees:
  Class K Shares...................................         396,391                298             129         4,450
Investment advisory fees...........................       2,727,808         13,357,216         995,733       422,244
Administration fees................................         390,886          1,427,864         142,595        61,553
Transfer agency/record keeping fees................          59,505         14,121,122         571,997         7,453
Custody fees.......................................          55,768            342,288          51,945           650
Legal and audit fees...............................          75,493            399,483          28,493        11,643
Trustees'/Directors' fees and expenses.............          23,572            100,623           9,479         3,468
Registration and filing fees.......................          50,841             92,864          89,760        38,054
Amortization of organization costs.................         --                     967         --             --
Other..............................................         127,402          2,054,089         113,262           808
                                                       ------------    ---------------    ------------    ----------
      Total Expenses...............................       4,259,480         41,573,104       2,978,165       602,368
Fees waived and/or expenses reimbursed by
  investment advisor and/or transfer agent.........          (1,979)          (546,037)         (5,205)         (857)
                                                       ------------    ---------------    ------------    ----------
Net Expenses.......................................       4,257,501         41,027,067       2,972,960       601,511
                                                       ------------    ---------------    ------------    ----------
NET INVESTMENT INCOME/(LOSS).......................        (544,856)       (29,186,368)     (2,174,280)    2,556,052
                                                       ------------    ---------------    ------------    ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions(b).........................     (34,062,280)    (1,094,202,356)    (25,994,213)      172,657
  Foreign currency transactions....................         --                     573            (774)       --
  Options written..................................         --               2,786,073         --             --
Net change in unrealized
  appreciation/(depreciation) of:
  Securities.......................................     (50,524,606)       (78,587,640)    (11,794,939)    6,179,063
  Foreign currency and net assets translations.....         --                   8,389              75        --
  Options written..................................         --                 (82,641)        --             --
                                                       ------------    ---------------    ------------    ----------
Net realized and unrealized gain/(loss) on
  investments......................................     (84,586,886)    (1,170,077,602)    (37,789,851)    6,351,720
                                                       ------------    ---------------    ------------    ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................    $(85,131,742)   $(1,199,263,970)   $(39,964,131)   $8,907,772
                                                       ============    ===============    ============    ==========

------------
(a) Net of foreign withholding taxes of $28,980, $3,122, $24,336, $39,033,
    $10,557 and $92,396 for Munder Multi-Season Growth Fund, Munder NetNet Fund, Munder Power Plus Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.

(b) Includes net realized loss of $55,441,075 on sales of affiliated securities for Munder NetNet Fund. Net of foreign taxes paid of $56,715 for Munder Framlington Emerging Markets Fund.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                  MUNDER          MUNDER                          MUNDER
    MUNDER        SMALL           FRAMLINGTON    MUNDER           FRAMLINGTON
    SMALL-CAP     COMPANY         EMERGING       FRAMLINGTON      INTERNATIONAL
    VALUE         GROWTH          MARKETS        HEALTHCARE       GROWTH
    FUND          FUND            FUND           FUND             FUND
-------------------------------------------------------------------------------
    $   89,377    $     18,647     $  35,591     $      50,754     $    16,449
     1,627,694         195,767       596,104           291,696         768,222
        70,853         120,286        --              --               --
    ----------    ------------     ---------     -------------     -----------
     1,787,924         334,700       631,695           342,450         784,671
    ----------    ------------     ---------     -------------     -----------
        26,883          20,820         5,040           307,629           3,180
       237,291          52,315        14,492         1,693,542           7,732
        72,938          20,879         3,645           909,927           5,176
        --             --             --              --               --
        17,981          39,346        47,014             1,809           6,869
       682,408         598,665       397,052         3,563,750         474,634
        98,459          85,670        34,145           419,065          50,927
       126,095          42,139        27,253         1,018,979          20,708
        40,166          37,991         2,481           182,419         130,634
        17,193          17,975         9,477           116,385          13,996
         5,322           5,358         1,989            23,744           2,935
        43,206          41,012        42,571            82,544          48,357
        --             --                649               562           2,978
        47,270          36,126        26,348           322,217          21,143
    ----------    ------------     ---------     -------------     -----------
     1,415,212         998,296       612,156         8,642,572         789,269
        (4,097)         (1,631)       (1,750)         (336,121)        (83,299)
    ----------    ------------     ---------     -------------     -----------
     1,411,115         996,665       610,406         8,306,451         705,970
    ----------    ------------     ---------     -------------     -----------
       376,809        (661,965)       21,289        (7,964,001)         78,701
    ----------    ------------     ---------     -------------     -----------
     5,454,305     (21,306,793)     (898,497)      (54,738,716)     (9,258,066)
        --             --           (219,572)         (124,296)       (218,089)
       247,744         --             --              --               --
     2,242,026      (2,132,652)      557,243      (117,777,139)      1,534,481
        --             --             (1,080)           21,417          20,328
       298,713         --             --              --               --
    ----------    ------------     ---------     -------------     -----------
     8,242,788     (23,439,445)     (561,906)     (172,618,734)     (7,921,346)
    ----------    ------------     ---------     -------------     -----------
    $8,619,597    $(24,101,410)    $(540,617)    $(180,582,735)    $(7,842,645)
    ==========    ============     =========     =============     ===========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Operations, Year Ended June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                              INCOME FUNDS
                                              ----------------------------------------------------------------------------
                                                             MUNDER          MUNDER           MUNDER U.S.    MUNDER
                                              MUNDER         INTERMEDIATE    INTERNATIONAL    GOVERNMENT     MICHIGAN
                                              BOND           BOND            BOND             INCOME         TAX-FREE BOND
                                              FUND           FUND            FUND             FUND           FUND
                                              ----------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes
  of $6,211 for Munder International Bond
  Fund)...................................    $10,154,172    $22,551,418      $1,354,362      $13,971,115     $2,307,022
Dividends.................................        --             374,220         --               --              27,269
Securities lending........................         57,847        166,686             320           85,650        --
                                              -----------    -----------      ----------      -----------     ----------
      Total Investment Income.............     10,212,019     23,092,324       1,354,682       14,056,765      2,334,291
                                              -----------    -----------      ----------      -----------     ----------
EXPENSES:
Distribution and shareholder servicing
  fees:
  Class A Shares..........................         17,150         24,922           3,469           26,055          5,054
  Class B Shares..........................         75,680         97,468           1,637          138,090         10,366
  Class C shares..........................          9,341         12,197             340           24,120          1,126
Shareholder servicing fees:
  Class K Shares..........................        118,160        616,330              82          408,641        111,807
Investment advisory fees..................        781,032      1,904,392         170,262        1,113,045        245,639
Administration fees.......................        167,808        410,460          36,733          239,848         52,873
Transfer agency/record keeping fees.......         29,323         56,114          20,858           64,769          9,636
Custodian fees............................         36,542         71,152          24,396           36,595         12,127
Legal and audit fees......................         22,690         77,402           6,843           45,241          5,125
Trustees'/Directors' fees and expenses....          9,831         23,311           2,069            5,639          3,042
Registration and filing fees..............         41,534         44,929          40,537           45,756          3,163
Amortization of organization costs........        --             --                2,264          --             --
Other.....................................          8,857         28,449             472            3,164          1,355
                                              -----------    -----------      ----------      -----------     ----------
      Total Expenses......................      1,317,948      3,367,126         309,962        2,150,963        461,313
Fees waived by transfer agent.............           (490)          (373)            (77)            (855)           (36)
                                              -----------    -----------      ----------      -----------     ----------
      Net Expenses........................      1,317,458      3,366,753         309,885        2,150,108        461,277
                                              -----------    -----------      ----------      -----------     ----------
NET INVESTMENT INCOME.....................      8,894,561     19,725,571       1,044,797       11,906,657      1,873,014
                                              -----------    -----------      ----------      -----------     ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions...................     (3,528,204)     1,607,181        (949,339)         597,109        212,602
  Foreign currency transactions...........        --             --              (27,103)         --             --
Net change in unrealized
  appreciation/(depreciation) of:
  Securities..............................      1,723,428      3,811,628       4,637,778        7,070,265        909,283
  Foreign currency and net assets
    translations..........................        --             --              118,251          --             --
                                              -----------    -----------      ----------      -----------     ----------
Net realized and unrealized gain/(loss) on
  investments.............................     (1,804,776)     5,418,809       3,779,587        7,667,374      1,121,885
                                              -----------    -----------      ----------      -----------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..............................    $ 7,089,785    $25,144,380      $4,824,384      $19,574,031     $2,994,899
                                              ===========    ===========      ==========      ===========     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       MONEY MARKET FUNDS
-----------------------------------    --------------------------------------------
    MUNDER        MUNDER               MUNDER         MUNDER          MUNDER
    TAX-FREE      TAX-FREE SHORT-      CASH           TAX-FREE        U.S. TREASURY
    BOND          INTERMEDIATE BOND    INVESTMENT     MONEY MARKET    MONEY MARKET
    FUND          FUND                 FUND           FUND            FUND
-----------------------------------------------------------------------------------
    $5,725,303        $7,718,362       $31,158,815     $6,234,163      $2,318,882
        65,157            71,400           --             110,646         --
        --              --                 --             --              --
    ----------        ----------       -----------     ----------      ----------
     5,790,460         7,789,762        31,158,815      6,344,809       2,318,882
    ----------        ----------       -----------     ----------      ----------
         9,574            17,001           312,880        213,150          73,860
        31,028            26,252           --             --              --
         7,384             8,895           --             --              --
       283,145           399,844         1,233,171        331,826          79,817
       603,752           866,458         3,986,802      1,114,133         341,708
       130,277           186,584         1,227,461        342,704         104,258
        39,907            29,610            78,836          4,983          21,911
        27,610            33,166           128,351         53,521          26,754
        15,311            35,838           215,071         30,665          13,118
         2,555            10,717            64,848         13,660           3,175
        27,648            41,521            36,287         26,212          22,983
        --              --                 --             --              --
         1,649             3,615            59,389          1,302           1,863
    ----------        ----------       -----------     ----------      ----------
     1,179,840         1,659,501         7,343,096      2,132,156         689,447
           (91)             (101)           (2,780)          (211)           (423)
    ----------        ----------       -----------     ----------      ----------
     1,179,749         1,659,400         7,340,316      2,131,945         689,024
    ----------        ----------       -----------     ----------      ----------
     4,610,711         6,130,362        23,818,499      4,212,864       1,629,858
    ----------        ----------       -----------     ----------      ----------
     2,149,008         1,167,843            (8,125)            (5)          4,907
        --              --                 --             --              --
       707,570         2,244,763           --             --              --
        --              --                 --             --              --
    ----------        ----------       -----------     ----------      ----------
     2,856,578         3,412,606            (8,125)            (5)          4,907
    ----------        ----------       -----------     ----------      ----------
    $7,467,289        $9,542,968       $23,810,374     $4,212,859      $1,634,765
    ==========        ==========       ===========     ==========      ==========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2002

--------------------------------------------------------------------------------

                                                     EQUITY FUNDS
                                                     ---------------------------------------------------------------
                                                                                     MUNDER
                                                     MUNDER          MUNDER          FUTURE           MUNDER
                                                     BALANCED        BIO(TECH)(2)    TECHNOLOGY       INDEX 500
                                                     FUND            FUND            FUND             FUND
                                                     ---------------------------------------------------------------
Net investment income/(loss).....................    $  1,395,040    $  (386,332)    $ (14,337,360)   $    8,291,710
Net realized loss on investments sold............     (11,083,079)    (2,372,337)     (309,158,446)      (31,919,261)
Net change in unrealized
  appreciation/(depreciation) of investments.....      (1,805,530)    (7,002,386)      (25,776,718)     (188,708,133)
                                                     ------------    -----------     -------------    --------------
Net decrease in net assets resulting from
  operations.....................................     (11,493,569)    (9,761,055)     (349,272,524)     (212,335,684)
Dividends to shareholders from net investment
  income:
  Class A Shares.................................        (376,710)       --               --              (3,340,627)
  Class B Shares.................................        (405,576)       --               --              (1,836,017)
  Class C Shares.................................        (178,490)       --               --                --
  Class K Shares.................................        (215,782)       --               --              (1,889,481)
  Class Y Shares.................................        (200,024)       --               --                (839,953)
Distributions to shareholders from net realized
  gains:
  Class A Shares.................................         --             --               --                --
  Class B Shares.................................         --             --               --                --
  Class C Shares.................................         --             --               --                --
  Class K Shares.................................         --             --               --                --
  Class Y Shares.................................         --             --               --                --
Net increase/(decrease) in net assets from Fund
  share transactions:
  Class A Shares.................................       8,280,654        476,949       (45,024,636)        3,350,160
  Class B Shares.................................       5,891,001      1,043,123       (46,046,951)      (16,186,767)
  Class C Shares.................................      (1,972,014)       --               --                --
  Class II Shares................................         --            (153,271)      (32,766,608)         --
  Class K Shares.................................      (4,282,213)       (16,564)       (7,166,368)       (9,653,794)
  Class Y Shares.................................          (3,119)      (160,859)         (700,973)       (8,415,055)
Shareholder transaction fees.....................         --             --               --                --
                                                     ------------    -----------     -------------    --------------
Net increase/(decrease) in net assets............      (4,955,842)    (8,571,677)     (480,978,060)     (251,147,218)
NET ASSETS
Beginning of period..............................     120,848,782     18,834,352       796,830,732     1,149,438,597
                                                     ------------    -----------     -------------    --------------
End of period....................................    $115,892,940    $10,262,675     $ 315,852,672    $  898,291,379
                                                     ============    ===========     =============    ==============
Undistributed/(Accumulated) net investment
  income/(loss)..................................    $     20,748    $   (16,473)    $      (9,069)   $      379,474
                                                     ============    ===========     =============    ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
                     MUNDER          MUNDER
    MUNDER           LARGE-CAP       LARGE-CAP       MUNDER
    INTERNATIONAL    GROWTH          VALUE           MICRO-CAP
    EQUITY FUND      FUND            FUND            EQUITY FUND
-----------------------------------------------------------------
    $  1,236,290     $   (218,185)   $    652,626    $ (1,778,082)
      (8,614,272)      (6,920,697)     (3,605,360)        (12,164)
     (10,055,646)      (1,899,484)    (13,299,954)        (96,700)
    ------------     ------------    ------------    ------------
     (17,433,628)      (9,038,366)    (16,252,688)     (1,886,946)
         (15,374)         --              (20,943)        --
            (989)         --              --              --
          (1,208)         --              --              --
        (218,398)         --             (186,098)        --
        (206,502)         --             (435,498)        --
         --               --             (203,589)        --
         --               --             (356,859)        --
         --               --             (116,053)        --
         --               --           (2,365,351)        --
         --               --           (2,497,070)        --
      (2,184,343)       1,276,612       1,463,721      22,047,581
        (626,722)       3,314,117       2,769,926      10,066,835
      (1,328,920)         --              461,766       9,504,975
         --             8,335,710         --              --
      (7,315,475)           3,744     (16,321,185)     (1,461,165)
      (2,628,057)       3,947,788       8,125,857         911,645
          10,478          --              --                3,277
    ------------     ------------    ------------    ------------
     (31,949,138)       7,839,605     (25,934,064)     39,186,202
     142,489,778       19,694,078     181,517,956     112,963,262
    ------------     ------------    ------------    ------------
    $110,540,640     $ 27,533,683    $155,583,892    $152,149,464
    ============     ============    ============    ============
    $    785,817     $       (353)   $     (2,706)   $     (1,793)
    ============     ============    ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                    EQUITY FUNDS
                                                    ---------------------------------------------------------------
                                                                                                        MUNDER
                                                    MUNDER                                              REAL ESTATE
                                                    MULTI-SEASON     MUNDER             MUNDER          EQUITY
                                                    GROWTH           NETNET             POWER PLUS      INVESTMENT
                                                    FUND             FUND               FUND            FUND
                                                    ---------------------------------------------------------------
Net investment income/(loss)....................    $    (544,856)   $   (29,186,368)   $ (2,174,280)   $ 2,556,052
Net realized gain/(loss) on investments sold....      (34,062,280)    (1,091,415,710)    (25,994,987)       172,657
Net change in unrealized
  appreciation/(depreciation) of investments....      (50,524,606)       (78,661,892)    (11,794,864)     6,179,063
                                                    -------------    ---------------    ------------    -----------
Net increase/(decrease) in net assets resulting
  from operations...............................      (85,131,742)    (1,199,263,970)    (39,964,131)     8,907,772
Dividends to shareholders from net investment
  income:
  Class A Shares................................         --                --                --            (117,536)
  Class B Shares................................         --                --                --            (101,133)
  Class C Shares................................         --                --                --             (28,676)
  Class K Shares................................         --                --                --             (66,063)
  Class Y Shares................................         --                --                --          (1,882,994)
Distributions to shareholders from net realized
  gains:
  Class A Shares................................       (1,615,278)         --               (341,393)       --
  Class B Shares................................         (871,792)         --               (458,727)       --
  Class C Shares................................         (279,408)         --                --             --
  Class II Shares...............................         --                --               (175,983)       --
  Class K Shares................................       (6,446,974)         --                   (375)       --
  Class Y Shares................................       (5,499,441)         --                (12,994)       --
Distributions to shareholders from capital:
  Class A Shares................................             (327)         --                   (551)       (40,347)
  Class B Shares................................             (176)         --                   (741)       (43,674)
  Class C Shares................................              (56)         --                --             (12,679)
  Class II Shares...............................         --                --                   (284)       --
  Class K Shares................................           (1,303)         --                     (1)       (22,733)
  Class Y Shares................................           (1,112)         --                    (21)      (608,928)
Net increase/(decrease) in net assets from Fund
  share transactions:
  Class A Shares................................       (4,591,165)       (96,502,963)    (11,688,549)       (39,352)
  Class B Shares................................       (7,587,983)      (119,166,999)     (4,271,095)       620,903
  Class C Shares................................       (1,837,602)       (70,759,806)        --             208,147
  Class II Shares...............................         --                --                --             --
  Class K Shares................................      (30,527,633)           672,513          (4,428)       432,495
  Class Y Shares................................      (41,404,345)          (135,034)       (167,204)    (5,404,513)
                                                    -------------    ---------------    ------------    -----------
Net increase/(decrease) in net assets...........     (185,796,337)    (1,485,156,259)    (58,471,997)     1,800,689
NET ASSETS
Beginning of period.............................      436,780,284      2,293,310,257     164,585,336     58,858,052
                                                    -------------    ---------------    ------------    -----------
End of period...................................    $ 250,983,947    $   808,153,998    $106,113,339    $60,658,741
                                                    =============    ===============    ============    ===========
Accumulated net investment loss.................    $      (6,022)   $       (23,515)   $     (2,265)   $      (889)
                                                    =============    ===============    ============    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                    MUNDER          MUNDER                           MUNDER
                    SMALL           FRAMLINGTON     MUNDER           FRAMLINGTON
    MUNDER          COMPANY         EMERGING        FRAMLINGTON      INTERNATIONAL
    SMALL-CAP       GROWTH          MARKETS         HEALTHCARE       GROWTH
    VALUE FUND      FUND            FUND            FUND             FUND
----------------------------------------------------------------------------------
    $    376,809    $   (661,965)   $     21,289    $  (7,964,001)   $     78,701
       5,702,049     (21,306,793)     (1,118,069)     (54,863,012)     (9,476,155)
       2,540,739      (2,132,652)        556,163     (117,755,722)      1,554,809
    ------------    ------------    ------------    -------------    ------------
       8,619,597     (24,101,410)       (540,617)    (180,582,735)     (7,842,645)
         (28,182)        --              --              --               --
          (7,018)        --              --              --               --
          (2,198)        --              --              --               --
         (26,941)        --              --              --               --
        (184,808)        --              --              --               --
        (501,945)        --              --              --               (13,372)
      (1,164,328)        --              --              --               (10,732)
        (370,060)        --              --              --                (6,541)
         --              --              --              --               --
        (474,271)        --              --              --               (48,568)
      (2,424,282)        --              --              --              (527,219)
         --              --                 (652)        --                    (5)
         --              --              --              --                    (4)
         --              --              --              --                    (3)
         --              --              --              --               --
         --              --               (9,619)        --                   (19)
         --              --              (24,936)        --                  (208)
       6,724,339      (2,193,776)       (371,516)     (29,774,431)       (202,729)
      19,415,795        (667,423)        (25,619)     (26,523,054)       (257,822)
       6,177,845        (225,127)        (56,781)     (18,271,698)       (368,627)
         --              --              --              --               --
      (3,125,759)     (9,932,939)    (11,081,843)        (232,208)     (2,940,847)
      (1,374,302)     (9,641,575)     (4,078,981)        (186,732)     (6,880,954)
    ------------    ------------    ------------    -------------    ------------
      31,253,482     (46,762,250)    (16,190,564)    (255,570,858)    (19,100,295)
      82,335,202     108,151,939      42,302,370      524,311,112      58,496,914
    ------------    ------------    ------------    -------------    ------------
    $113,588,684    $ 61,389,689    $ 26,111,806    $ 268,740,254    $ 39,396,619
    ============    ============    ============    =============    ============
    $     (1,327)   $     (1,327)   $   (179,678)   $     (25,592)   $   (175,316)
    ============    ============    ============    =============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                         INCOME FUNDS
                                         -----------------------------------------------------------------------------
                                                         MUNDER          MUNDER           MUNDER U.S.    MUNDER
                                         MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT     MICHIGAN
                                         BOND            BOND            BOND             INCOME         TAX-FREE BOND
                                         FUND            FUND            FUND             FUND           FUND
                                         -----------------------------------------------------------------------------
Net investment income................    $  8,894,561    $ 19,725,571     $ 1,044,797     $ 11,906,657    $ 1,873,014
Net realized gain/(loss) on
  investments........................      (3,528,204)      1,607,181        (976,442)         597,109        212,602
Net change in unrealized
  appreciation/(depreciation) of
  investments........................       1,723,428       3,811,628       4,756,029        7,070,265        909,283
                                         ------------    ------------     -----------     ------------    -----------
Net increase in net assets resulting
  from operations....................       7,089,785      25,144,380       4,824,384       19,574,031      2,994,899
Dividends to shareholders from net
  investment income:
  Class A Shares.....................        (403,408)       (550,436)        (20,713)        (579,214)       (77,847)
  Class B Shares.....................        (390,632)       (450,301)         (1,960)        (668,565)       (32,965)
  Class C Shares.....................         (48,273)        (56,970)           (356)        (116,304)        (3,548)
  Class K Shares.....................      (2,796,408)    (13,171,101)           (141)      (9,085,689)    (1,739,323)
  Class Y Shares.....................      (5,730,469)     (6,334,326)       (640,502)      (1,900,615)       (49,072)
Distributions to shareholders from
  net realized gains:
  Class A Shares.....................         --              --              --               --             --
  Class B Shares.....................         --              --              --               --             --
  Class C Shares.....................         --              --              --               --             --
  Class K Shares.....................         --              --              --               --             --
  Class Y Shares.....................         --              --              --               --             --
Distributions to shareholders from
  capital:
  Class A Shares.....................         --              --                 (665)         --             --
  Class B Shares.....................         --              --                  (79)         --             --
  Class C Shares.....................         --              --                  (17)         --             --
  Class K Shares.....................         --              --                  (16)         --             --
  Class Y Shares.....................         --              --              (15,548)         --             --
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares.....................         700,126         462,118        (196,303)       4,290,030        427,503
  Class B Shares.....................         563,873       3,976,155         106,806        3,970,020        735,403
  Class C Shares.....................          74,502         408,118         193,399          (76,393)        19,319
  Class K Shares.....................      (1,639,994)    (15,073,263)        (94,369)     (23,251,696)    (4,839,304)
  Class Y Shares.....................     (37,323,312)     11,378,604          39,225        9,165,674       (628,969)
                                         ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net
  assets.............................     (39,904,210)      5,732,978       4,193,145        1,321,279     (3,193,904)
NET ASSETS
Beginning of period..................     173,784,387     380,365,274      32,673,585      221,380,257     49,697,041
                                         ------------    ------------     -----------     ------------    -----------
End of period........................    $133,880,177    $386,098,252     $36,866,730     $222,701,536    $46,503,137
                                         ============    ============     ===========     ============    ===========
Undistributed/(Accumulated) net
  investment income/(loss)...........    $    193,793    $    464,858     $  (913,522)    $    191,697    $    26,220
                                         ============    ============     ===========     ============    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                        MONEY MARKET FUNDS
------------------------------------    -----------------------------------------------
    MUNDER         MUNDER               MUNDER            MUNDER          MUNDER
    TAX-FREE       TAX-FREE SHORT-      CASH              TAX-FREE        U.S. TREASURY
    BOND           INTERMEDIATE BOND    INVESTMENT        MONEY MARKET    MONEY MARKET
    FUND           FUND                 FUND              FUND            FUND
---------------------------------------------------------------------------------------
    $  4,610,711      $  6,130,362      $   23,818,499    $  4,212,864    $  1,629,858
       2,149,008         1,167,843              (8,125)             (5)          4,907
         707,570         2,244,763            --               --              --
    ------------      ------------      --------------    ------------    ------------
       7,467,289         9,542,968          23,810,374       4,212,859       1,634,765
        (144,044)         (245,166)         (2,413,227)     (1,047,870)       (462,910)
         (98,345)          (74,740)           --               --              --
         (23,339)          (26,584)           --               --              --
      (4,357,566)       (5,694,870)        (17,147,541)     (2,977,104)       (885,715)
          (8,932)         (116,111)         (4,257,731)       (187,890)       (281,233)
         (25,337)          (35,210)           --               --              --
         (20,848)          (13,887)           --               --              --
          (5,656)           (2,334)           --               --              --
        (777,674)         (864,377)           --               --              --
          (1,377)          (16,171)           --               --              --
         --              --                   --               --              --
         --              --                   --               --              --
         --              --                   --               --              --
         --              --                   --               --              --
         --              --                   --               --              --
       1,669,562         2,204,011           6,133,752      (5,992,066)      7,766,774
         614,009         1,374,537            --               --              --
         (28,892)        1,878,203            --               --              --
     (23,409,377)      (20,486,734)       (146,601,648)    (50,504,760)    (25,859,388)
        (165,779)         (431,712)         47,767,009       7,940,609      (4,396,758)
    ------------      ------------      --------------    ------------    ------------
     (19,316,306)      (13,008,177)        (92,709,012)    (48,556,222)    (22,484,465)
     128,438,849       182,505,867       1,170,204,989     339,381,298      77,240,391
    ------------      ------------      --------------    ------------    ------------
    $109,122,543      $169,497,690      $1,077,495,977    $290,825,076    $ 54,755,926
    ============      ============      ==============    ============    ============
    $     60,146      $     86,133      $     --          $    --         $    --
    ============      ============      ==============    ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2001
                         (Continued)

--------------------------------------------------------------------------------

                                                   EQUITY FUNDS
                                                   ----------------------------------------------------------------
                                                                                   MUNDER
                                                   MUNDER          MUNDER          FUTURE            MUNDER
                                                   BALANCED        BIO(TECH)(2)    TECHNOLOGY        INDEX 500
                                                   FUND            FUND(A)         FUND              FUND
                                                   ----------------------------------------------------------------
Net investment income/(loss)...................    $  1,310,015    $  (232,167)    $   (26,684,776)  $    8,765,119
Net realized gain/(loss) on investments sold...      (4,289,163)    (1,323,003)       (945,975,394)     (14,594,112)
Net change in unrealized
  appreciation/(depreciation) of investments...        (270,927)       648,357        (534,662,191)    (225,507,996)
                                                   ------------    -----------     ---------------   --------------
Net increase/(decrease) in net assets resulting
  from operations..............................      (3,250,075)      (906,813)     (1,507,322,361)    (231,336,989)
Dividends to shareholders from net investment
  income:
  Class A Shares...............................        (298,066)       --                --              (3,548,887)
  Class B Shares...............................        (310,979)       --                --              (1,615,087)
  Class C Shares...............................        (163,544)       --                --                --
  Class K Shares...............................        (345,835)       --                --              (1,941,624)
  Class Y Shares...............................        (162,015)       --                --              (1,619,348)
Distributions to shareholders from net realized
  gains:
  Class A Shares...............................      (1,417,450)       --                --              (4,415,977)
  Class B Shares...............................      (2,055,880)       --                --              (3,579,536)
  Class C Shares...............................      (1,110,296)       --                --                --
  Class II Shares..............................         --             --                --                --
  Class K Shares...............................      (2,567,541)       --                --              (2,908,965)
  Class Y Shares...............................        (670,037)       --                --              (2,059,168)
Distributions to shareholders in excess of net
  realized gains:
  Class A Shares...............................        (297,567)       --                --                (117,719)
  Class B Shares...............................        (431,593)       --                --                 (95,422)
  Class C Shares...............................        (233,086)       --                --                --
  Class II Shares..............................         --             --                --                --
  Class K Shares...............................        (539,007)       --                --                 (77,546)
  Class Y Shares...............................        (140,662)       --                --                 (54,893)
Distributions to shareholders from capital:
  Class A Shares...............................         --             --                --                --
  Class B Shares...............................         --             --                --                --
  Class C Shares...............................         --             --                --                --
  Class K Shares...............................         --             --                --                --
  Class Y Shares...............................         --             --                --                --
Net increase/(decrease) in net assets from Fund
  share transactions:
  Class A Shares...............................      17,335,271      5,951,862         (30,188,107)         946,730
  Class B Shares...............................      41,626,189      8,216,006          51,664,187       36,311,419
  Class C Shares...............................      21,433,996        --                --                --
  Class II Shares..............................         --           4,196,370           4,400,213         --
  Class K Shares...............................      (2,327,960)        15,010           9,700,996       (5,503,526)
  Class Y Shares...............................       6,694,434      1,361,917           4,080,395     (159,549,349)
                                                   ------------    -----------     ---------------   --------------
Net increase/(decrease) in net assets..........      70,768,297     18,834,352      (1,467,664,677)    (381,165,887)
NET ASSETS
Beginning of period............................      50,080,485        --            2,264,495,409    1,530,604,484
                                                   ------------    -----------     ---------------   --------------
End of period..................................    $120,848,782    $18,834,352     $   796,830,732   $1,149,438,597
                                                   ============    ===========     ===============   ==============
Undistributed/(Accumulated) net investment
  income/(loss)................................    $     (8,935)   $   (12,860)    $     --          $     --
                                                   ============    ===========     ===============   ==============

------------
(a) The Munder Bio(Tech)(2) Fund commenced operations on November 1, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------
                     MUNDER         MUNDER
    MUNDER           LARGE-CAP      LARGE-CAP       MUNDER
    INTERNATIONAL    GROWTH         VALUE           MICRO-CAP
    EQUITY FUND      FUND           FUND            EQUITY FUND
----------------------------------------------------------------
    $  1,175,814     $  (129,732)   $  1,117,167    $ (1,890,312)
       5,066,816      (2,749,338)      6,488,236      (4,886,717)
     (59,894,146)     (3,990,150)     20,359,428      (7,620,902)
    ------------     -----------    ------------    ------------
     (53,651,516)     (6,869,220)     27,964,831     (14,397,931)
         (70,206)        --              (32,909)        --
          (9,634)        --               (5,002)        --
         (11,047)        --               (1,851)        --
        (654,360)        --             (498,615)        --
        (524,437)        --             (601,190)        --
        (838,892)        (77,555)       (214,268)     (1,466,675)
        (331,651)        (41,110)       (161,890)     (1,735,381)
        (287,866)        --              (45,035)       (779,269)
         --              (35,414)        --              --
      (7,788,282)        --           (4,067,360)       (254,501)
      (5,178,340)       (510,503)     (2,868,122)       (787,942)
         --              (67,926)        --              --
         --              (36,006)        --              --
         --              --              --              --
         --              (31,017)        --              --
         --              --              --              --
         --             (447,119)        --              --
         --              --              --              (12,035)
         --              --              --              (14,240)
         --              --              --               (6,395)
         --              --              --               (2,088)
         --              --              --               (6,466)
       1,694,052       2,343,117         974,619       2,978,451
         271,712       2,713,283       6,546,336       1,593,523
       1,000,667         --            2,595,419       1,691,995
         --            2,850,123         --              --
        (241,573)        --          (40,301,639)      1,461,425
      (7,308,125)      6,656,039      (1,612,268)     (6,458,124)
    ------------     -----------    ------------    ------------
     (73,929,498)      6,446,692     (12,328,944)    (18,195,653)
     216,419,276      13,247,386     193,846,900     131,158,915
    ------------     -----------    ------------    ------------
    $142,489,778     $19,694,078    $181,517,956    $112,963,262
    ============     ===========    ============    ============
    $    --          $   --         $     10,896    $    --
    ============     ===========    ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2001
                         (Continued)

--------------------------------------------------------------------------------

                                                    EQUITY FUNDS
                                                    ----------------------------------------------------------------
                                                                                                        MUNDER
                                                    MUNDER                                              REAL ESTATE
                                                    MULTI-SEASON     MUNDER             MUNDER          EQUITY
                                                    GROWTH           NETNET             POWER PLUS      INVESTMENT
                                                    FUND             FUND               FUND(A)         FUND
                                                    ----------------------------------------------------------------
Net investment income/(loss)....................    $  (1,379,521)   $   (87,338,348)   $   (228,333)   $  2,195,897
Net realized gain/(loss) on investments sold....       43,034,704     (1,670,119,598)        (52,185)        798,666
Net change in unrealized
  appreciation/(depreciation) of investments....     (116,925,798)    (3,265,091,567)    (18,048,224)      5,200,969
                                                    -------------    ---------------    ------------    ------------
Net increase/(decrease) in net assets resulting
  from operations...............................      (75,270,615)    (5,022,549,513)    (18,328,742)      8,195,532
Dividends to shareholders from net investment
  income:
  Class A Shares................................         --                --                --             (101,137)
  Class B Shares................................         --                --                --              (91,725)
  Class C Shares................................         --                --                --              (21,490)
  Class K Shares................................         --                --                --              (59,742)
  Class Y Shares................................         --                --                --           (1,921,803)
Distributions to shareholders from net realized
  gains:
  Class A Shares................................       (7,125,386)       (20,116,911)        --              --
  Class B Shares................................       (4,094,226)       (23,611,775)        --              --
  Class C Shares................................       (1,153,653)       (11,676,511)        --              --
  Class K Shares................................      (28,538,641)         --                --              --
  Class Y Shares................................      (23,294,066)          (192,734)        --              --
Distributions to shareholders in excess of net
  realized gains:
  Class A Shares................................         --                --                --              --
  Class B Shares................................         --                --                --              --
  Class C Shares................................         --                --                --              --
  Class K Shares................................         --                --                --              --
  Class Y Shares................................         --                --                --              --
Distributions to shareholders from capital:
  Class A Shares................................         --                                  --              (44,302)
  Class B Shares................................         --                --                --              (50,354)
  Class C Shares................................         --                --                --              (11,666)
  Class K Shares................................         --                --                --              (25,483)
  Class Y Shares................................         --                --                --             (770,175)
Net increase/(decrease) in net assets from Fund
  share transactions:
  Class A Shares................................       (1,852,179)      (485,837,555)     65,767,175        (881,783)
  Class B Shares................................       (2,018,916)      (380,208,449)     81,654,814          18,463
  Class C Shares................................          169,994       (250,090,212)        --              199,681
  Class II Shares...............................         --                --             33,379,802         --
  Class K Shares................................      (21,765,683)         --                 68,010         344,169
  Class Y Shares................................      (41,306,397)        (2,458,792)      2,044,277     (10,489,717)
                                                    -------------    ---------------    ------------    ------------
Net increase/(decrease) in net assets...........     (206,249,768)    (6,196,742,452)    164,585,336      (5,711,532)
NET ASSETS
Beginning of period.............................      643,030,052      8,490,052,709         --           64,569,584
                                                    -------------    ---------------    ------------    ------------
End of period...................................    $ 436,780,284    $ 2,293,310,257    $164,585,336    $ 58,858,052
                                                    =============    ===============    ============    ============
Undistributed/(Accumulated) net investment
  income/(loss).................................    $    --          $     --           $    --         $    --
                                                    =============    ===============    ============    ============

------------
(a) The Munder Power Plus Fund commenced operations on March 13, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                   MUNDER          MUNDER                           MUNDER
                   SMALL           FRAMLINGTON     MUNDER           FRAMLINGTON
    MUNDER         COMPANY         EMERGING        FRAMLINGTON      INTERNATIONAL
    SMALL-CAP      GROWTH          MARKETS         HEALTHCARE       GROWTH
    VALUE FUND     FUND            FUND            FUND             FUND
---------------------------------------------------------------------------------
    $   583,926    $   (897,963)   $   (269,985)   $  (8,849,333)   $    (66,113)
      5,026,963     (27,932,760)    (18,072,171)      17,522,955      (5,269,533)
     13,747,104     (12,485,260)     (5,486,895)    (104,381,462)    (20,836,970)
    -----------    ------------    ------------    -------------    ------------
     19,357,993     (41,315,983)    (23,829,051)     (95,707,840)    (26,172,616)
        (42,140)        --               (9,761)        --               --
         (5,297)        --              --              --               --
         (2,136)        --              --              --               --
        --              --             (120,955)        --               --
        (80,828)        --             (171,322)        --               --
       (401,471)       (371,744)        --            (3,958,780)       (226,525)
        --             (211,643)        --            (4,364,139)       (116,685)
        --              (83,309)        --            (2,712,504)        (72,127)
        --           (1,033,702)        --               (13,063)       (219,882)
        --           (2,477,204)        --              (271,427)     (5,329,938)
        --             (355,187)        --            (1,399,171)        --
        --             (202,216)        --            (1,685,353)        --
        --              (79,599)        --            (1,012,646)        --
        --             (987,661)        --                (5,439)        --
        --           (2,366,869)        --              (114,557)        --
        --              (89,224)        --              --               --
        --              (50,798)        --              --               --
        --              (19,996)        --              --               --
        --             (248,105)        --              --               --
        --             (594,570)        --              --               --
      2,953,671      (1,177,023)     (1,139,982)     129,602,131         338,082
     10,279,057         647,399        (468,576)     163,770,822          33,291
      2,744,074         169,306        (128,791)      70,480,796         142,876
        --              --              --              --               --
     (8,969,870)    (17,120,796)       (300,714)         718,349       3,530,198
      1,525,847     (30,043,014)        (47,939)      (4,848,560)      5,364,819
    -----------    ------------    ------------    -------------    ------------
     27,358,900     (98,011,938)    (26,217,091)     248,478,619     (22,728,507)
     54,976,302     206,163,877      68,519,461      275,832,493      81,225,421
    -----------    ------------    ------------    -------------    ------------
    $82,335,202    $108,151,939    $ 42,302,370    $ 524,311,112    $ 58,496,914
    ===========    ============    ============    =============    ============
    $    76,361    $    --         $   (685,283)   $     (80,657)   $   (397,416)
    ===========    ============    ============    =============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes in Net Assets, Year Ended June 30, 2001
                         (Continued)

--------------------------------------------------------------------------------

                                         INCOME FUNDS
                                         -----------------------------------------------------------------------------
                                                         MUNDER          MUNDER           MUNDER U.S.    MUNDER
                                         MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT     MICHIGAN
                                         BOND            BOND            BOND             INCOME         TAX-FREE BOND
                                         FUND            FUND            FUND             FUND           FUND
                                         -----------------------------------------------------------------------------
Net Investment income................    $ 10,983,867    $ 23,437,113     $ 1,016,091     $ 12,831,847    $ 1,956,751
Net realized gain/(loss) on
  investments........................        (595,166)        963,926        (647,810)        (110,686)       (65,086)
Net change in unrealized
  appreciation/(depreciation) of
  investments........................       5,464,828      11,896,274      (2,885,861)       9,241,431      2,659,709
                                         ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net assets
  resulting from operations..........      15,853,529      36,297,313      (2,517,580)      21,962,592      4,551,374
Dividends to shareholders from net
  investment income:
  Class A Shares.....................        (268,007)       (523,056)        --              (336,708)       (62,544)
  Class B Shares.....................        (316,156)       (344,719)        --              (398,915)       (13,702)
  Class C Shares.....................         (36,128)        (58,274)        --               (82,080)        (3,453)
  Class K Shares.....................      (2,920,876)    (15,396,135)        --           (10,333,592)    (1,803,166)
  Class Y Shares.....................      (7,833,702)     (7,307,702)        --            (1,967,095)       (47,177)
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares.....................       3,447,108       2,026,165         988,823        4,032,429        795,132
  Class B Shares.....................       3,255,672       1,736,536         (75,664)       5,025,457        146,553
  Class C Shares.....................         594,248        (923,155)         12,176        1,040,354        (13,756)
  Class K Shares.....................       7,423,151     (21,387,603)         54,928      (13,676,995)    (2,471,467)
  Class Y Shares.....................      (7,194,952)    (25,332,976)       (398,719)      (4,159,090)        56,777
                                         ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net
  assets.............................      12,003,887     (31,213,606)     (1,936,036)       1,106,357      1,134,571
NET ASSETS
Beginning of period..................     161,780,500     411,578,880      34,609,621      220,273,900     48,562,470
                                         ------------    ------------     -----------     ------------    -----------
End of period........................    $173,784,387    $380,365,274     $32,673,585     $221,380,257    $49,697,041
                                         ============    ============     ===========     ============    ===========
Undistributed/(Accumulated) net
  investment income/(loss)...........    $    210,430    $    663,710     $  (320,469)    $    299,916    $    55,961
                                         ============    ============     ===========     ============    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                        MONEY MARKET FUNDS
------------------------------------    -----------------------------------------------
    MUNDER         MUNDER               MUNDER            MUNDER          MUNDER
    TAX-FREE       TAX-FREE SHORT-      CASH              TAX-FREE        U.S. TREASURY
    BOND           INTERMEDIATE BOND    INVESTMENT        MONEY MARKET    MONEY MARKET
    FUND           FUND                 FUND              FUND            FUND
---------------------------------------------------------------------------------------
    $  5,465,240      $  7,537,892      $   59,437,721    $ 11,450,365    $  3,729,132
       1,646,983           465,129            --                98,706         --
       5,278,109         6,549,395            --               --              --
    ------------      ------------      --------------    ------------    ------------
      12,390,332        14,552,416          59,437,721      11,549,071       3,729,132
         (93,706)         (242,762)         (7,095,387)     (2,405,167)     (2,143,314)
         (62,279)          (57,279)           --               --              --
         (17,036)           (7,765)           --               --              --
      (5,251,226)       (7,054,095)        (42,212,421)     (8,390,846)       (883,811)
         (40,302)         (184,917)        (10,129,913)       (654,352)       (702,007)
         565,357           (68,115)         (5,455,584)        496,194      (4,283,440)
       1,607,218           547,501            --               --              --
         451,937            43,139            --               --              --
     (19,143,736)      (36,535,636)         37,518,162      16,300,461      36,536,198
      (2,068,696)       (3,728,833)          6,712,261      (4,667,990)     (3,348,834)
    ------------      ------------      --------------    ------------    ------------
     (11,662,137)      (32,736,346)         38,774,839      12,227,371      28,903,924
     140,100,986       215,242,213       1,131,430,150     327,153,927      48,336,467
    ------------      ------------      --------------    ------------    ------------
    $128,438,849      $182,505,867      $1,170,204,989    $339,381,298    $ 77,240,391
    ============      ============      ==============    ============    ============
    $     81,661      $    113,242      $     --          $    --         $    --
    ============      ============      ==============    ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2002

--------------------------------------------------------------------------------

                                                      EQUITY FUNDS
                                                      -------------------------------------------------------------
                                                                                      MUNDER
                                                      MUNDER          MUNDER          FUTURE          MUNDER
                                                      BALANCED        BIO(TECH)(2)    TECHNOLOGY      INDEX 500
                                                      FUND            FUND            FUND            FUND
                                                      -------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold................................................  $ 18,465,118    $ 2,011,632     $ 40,146,473    $ 162,775,602
Issued as reinvestment of dividends.................       295,705        --               --             2,512,645
Proceeds received in merger.........................       --             --               --              --
Redeemed............................................   (10,480,169)    (1,534,683)     (85,171,109)    (161,938,087)
                                                      ------------    -----------     ------------    -------------
Net increase/(decrease).............................  $  8,280,654    $   476,949     $(45,024,636)   $   3,350,160
                                                      ============    ===========     ============    =============
CLASS B SHARES:
Sold................................................  $ 19,731,928    $ 2,735,053     $ 21,926,345    $  53,946,123
Issued as reinvestment of dividends.................       272,194        --               --             1,112,511
Proceeds received in merger.........................       --             --               --              --
Redeemed............................................   (14,113,121)    (1,691,930)     (67,973,296)     (71,245,401)
                                                      ------------    -----------     ------------    -------------
Net increase/(decrease).............................  $  5,891,001    $ 1,043,123     $(46,046,951)   $ (16,186,767)
                                                      ============    ===========     ============    =============
CLASS C SHARES:
Sold................................................  $  7,387,207    $   --          $    --         $  29,248,997
Issued as reinvestment of dividends.................       116,468        --               --                 4,287
Proceeds received in merger.........................       --             --               --              --
Redeemed............................................    (9,475,689)       --               --           (38,907,078)
                                                      ------------    -----------     ------------    -------------
Net increase/(decrease).............................  $ (1,972,014)   $   --          $    --         $  (9,653,794)
                                                      ============    ===========     ============    =============
CLASS II SHARES:
Sold................................................  $    --         $   913,421     $ 13,848,484    $    --
Proceeds received in merger.........................       --             --               --              --
Redeemed............................................       --          (1,066,692)     (46,615,092)        --
                                                      ------------    -----------     ------------    -------------
Net increase/(decrease).............................  $    --         $  (153,271)    $(32,766,608)   $    --
                                                      ============    ===========     ============    =============
CLASS K SHARES:
Sold................................................  $  1,730,802    $     5,266     $  2,068,153    $    --
Issued as reinvestment of dividends.................       --             --               --              --
Proceeds received in merger.........................       --             --               --              --
Redeemed............................................    (6,013,015)       (21,830)      (9,234,521)        --
                                                      ------------    -----------     ------------    -------------
Net increase/(decrease).............................  $ (4,282,213)   $   (16,564)    $ (7,166,368)   $    --
                                                      ============    ===========     ============    =============
CLASS Y SHARES:
Sold................................................  $  2,841,282    $   195,809     $  1,043,487    $  12,565,653
Issued as reinvestment of dividends.................       114,407        --               --                57,727
Proceeds received in merger.........................       --             --               --              --
Redeemed............................................    (2,958,808)      (356,668)      (1,744,460)     (21,038,435)
                                                      ------------    -----------     ------------    -------------
Net increase/(decrease).............................  $     (3,119)   $  (160,859)    $   (700,973)   $  (8,415,055)
                                                      ============    ===========     ============    =============

------------
(a) The Munder Large-Cap Growth Fund Class K Shares commenced operations on April 30, 2002.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------
    MUNDER           MUNDER         MUNDER          MUNDER
    INTERNATIONAL    LARGE-CAP      LARGE-CAP       MICRO-CAP
    EQUITY           GROWTH         VALUE           EQUITY
    FUND             FUND(A)        FUND            FUND
----------------------------------------------------------------
    $ 74,286,963     $   853,113    $  3,631,829    $ 80,670,823
          12,316         --              179,109         --
         --            1,568,209         863,888         --
     (76,483,622)     (1,144,710)     (3,211,105)    (58,623,242)
    ------------     -----------    ------------    ------------
    $ (2,184,343)    $ 1,276,612    $  1,463,721    $ 22,047,581
    ============     ===========    ============    ============
    $    396,926     $ 1,456,719    $  6,486,319    $ 18,967,729
             630         --              185,753         --
         --            3,440,568       1,063,442         --
      (1,024,278)     (1,583,170)     (4,965,588)     (8,900,894)
    ------------     -----------    ------------    ------------
    $   (626,722)    $ 3,314,117    $  2,769,926    $ 10,066,835
    ============     ===========    ============    ============
    $  4,067,936     $   --         $  2,211,610    $ 15,675,090
             417         --               80,030         --
         --              --              581,561         --
      (5,397,273)        --           (2,411,435)     (6,170,115)
    ------------     -----------    ------------    ------------
    $ (1,328,920)    $   --         $    461,766    $  9,504,975
    ============     ===========    ============    ============
    $    --          $ 7,794,866    $    --         $    --
         --            2,164,413         --              --
         --           (1,623,569)        --              --
    ------------     -----------    ------------    ------------
    $    --          $ 8,335,710    $    --         $    --
    ============     ===========    ============    ============
    $ 20,842,941     $     1,003    $  5,703,346    $    200,338
             116         --                1,302         --
         --                3,708         --              --
     (28,158,532)           (967)    (22,025,833)     (1,661,503)
    ------------     -----------    ------------    ------------
    $ (7,315,475)    $     3,744    $(16,321,185)   $ (1,461,165)
    ============     ===========    ============    ============
    $  7,054,592     $ 4,327,640    $ 13,255,348    $  6,828,410
           7,133         --              456,699         --
         --              238,285          79,167         --
      (9,689,782)       (618,137)     (5,665,357)     (5,916,765)
    ------------     -----------    ------------    ------------
    $ (2,628,057)    $ 3,947,788    $  8,125,857    $    911,645
    ============     ===========    ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2002
                         (Continued)

--------------------------------------------------------------------------------

                                                       EQUITY FUNDS
                                                       -------------------------------------------------------------
                                                                                                        MUNDER
                                                       MUNDER                                           REAL ESTATE
                                                       MULTI-SEASON    MUNDER           MUNDER          EQUITY
                                                       GROWTH          NETNET           POWER PLUS      INVESTMENT
                                                       FUND            FUND(A)          FUND            FUND
                                                       -------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold...............................................    $  9,412,292    $ 140,785,696    $  9,087,109    $  1,132,379
Issued as reinvestment of dividends................         969,867         --               253,194          97,697
Proceeds received in merger........................         --            27,341,579         --              --
Redeemed...........................................     (14,973,324)    (264,630,238)    (21,028,852)     (1,269,428)
                                                       ------------    -------------    ------------    ------------
Net increase/(decrease)............................    $ (4,591,165)   $ (96,502,963)   $(11,688,549)   $    (39,352)
                                                       ============    =============    ============    ============
CLASS B SHARES:
Sold...............................................    $  2,718,095    $  30,515,138    $ 14,784,818    $  2,125,242
Issued as reinvestment of dividends................         458,312         --               264,116          65,531
Proceeds received in merger........................         --            29,080,813         --              --
Redeemed...........................................     (10,764,390)    (178,762,950)    (19,320,029)     (1,569,870)
                                                       ------------    -------------    ------------    ------------
Net increase/(decrease)............................    $ (7,587,983)   $(119,166,999)   $ (4,271,095)   $    620,903
                                                       ============    =============    ============    ============
CLASS C SHARES:
Sold...............................................    $  1,465,145    $  17,882,293    $    --         $    629,611
Issued as reinvestment of dividends................         106,550         --               --               27,762
Proceeds received in merger........................         --            10,152,251         --              --
Redeemed...........................................      (3,409,297)     (98,794,350)        --             (449,226)
                                                       ------------    -------------    ------------    ------------
Net increase/(decrease)............................    $ (1,837,602)   $ (70,759,806)   $    --         $    208,147
                                                       ============    =============    ============    ============
CLASS II SHARES:
Sold...............................................    $    --         $    --          $  6,313,636    $    --
Issued as reinvestment of dividends................         --              --               127,555         --
Redeemed...........................................         --              --            (7,826,711)        --
                                                       ------------    -------------    ------------    ------------
Net decrease.......................................    $    --         $    --          $ (1,385,520)   $    --
                                                       ============    =============    ============    ============
CLASS K SHARES:
Sold...............................................    $ 21,017,922    $      10,963    $      5,000    $    806,166
Issued as reinvestment of dividends................          48,414         --                    31             412
Proceeds received in merger........................         --               841,545         --              --
Redeemed...........................................     (51,593,969)        (179,995)         (9,459)       (374,083)
                                                       ------------    -------------    ------------    ------------
Net increase/(decrease)............................    $(30,527,633)   $     672,513    $     (4,428)   $    432,495
                                                       ============    =============    ============    ============
CLASS Y SHARES:
Sold...............................................    $ 19,464,168    $   1,069,663    $    304,662    $  4,299,457
Issued as reinvestment of dividends................         558,197         --                12,855         579,612
Proceeds received in merger........................         --               385,891         --              --
Redeemed...........................................     (61,426,710)      (1,590,588)       (484,721)    (10,283,582)
                                                       ------------    -------------    ------------    ------------
Net increase/(decrease)............................    $(41,404,345)   $    (135,034)   $   (167,204)   $ (5,404,513)
                                                       ============    =============    ============    ============

------------
(a) The Munder NetNet Fund Class K Shares commenced operations on April 30,
    2002.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                    MUNDER          MUNDER                          MUNDER
    MUNDER          SMALL           FRAMLINGTON     MUNDER          FRAMLINGTON
    SMALL-CAP       COMPANY         EMERGING        FRAMLINGTON     INTERNATIONAL
    VALUE           GROWTH          MARKETS         HEALTHCARE      GROWTH
    FUND            FUND            FUND            FUND            FUND
---------------------------------------------------------------------------------
    $ 21,923,000    $ 11,378,064    $ 23,312,038    $ 48,511,146    $ 13,381,615
         436,412         --                  513         --               12,083
         --              --              --              --              --
     (15,635,073)    (13,571,840)    (23,684,067)    (78,285,577)    (13,596,427)
    ------------    ------------    ------------    ------------    ------------
    $  6,724,339    $ (2,193,776)   $   (371,516)   $(29,774,431)   $   (202,729)
    ============    ============    ============    ============    ============
    $ 27,592,027    $  1,142,985    $    976,593    $ 23,398,083    $     97,679
         631,405         --              --              --                7,925
         --              --              --              --              --
      (8,807,637)     (1,810,408)     (1,002,212)    (49,921,137)       (363,426)
    ------------    ------------    ------------    ------------    ------------
    $ 19,415,795    $   (667,423)   $    (25,619)   $(26,523,054)   $   (257,822)
    ============    ============    ============    ============    ============
    $  8,433,076    $  1,074,677    $    520,261    $ 14,172,774    $    373,005
         198,530         --              --              --                5,388
         --              --              --              --              --
      (2,453,761)     (1,299,804)       (577,042)    (32,444,472)       (747,020)
    ------------    ------------    ------------    ------------    ------------
    $  6,177,845    $   (225,127)   $    (56,781)   $(18,271,698)   $   (368,627)
    ============    ============    ============    ============    ============
    $    --         $    --         $    --         $    --         $    --
         --              --              --              --              --
         --              --              --              --              --
    ------------    ------------    ------------    ------------    ------------
    $    --         $    --         $    --         $    --         $    --
    ============    ============    ============    ============    ============
    $    625,619    $  1,262,225    $    854,987    $    123,185    $    688,705
             498         --              --              --               10,759
         --              --              --              --              --
      (3,751,876)    (11,195,164)    (11,936,830)       (355,393)     (3,640,311)
    ------------    ------------    ------------    ------------    ------------
    $ (3,125,759)   $ (9,932,939)   $(11,081,843)   $   (232,208)   $ (2,940,847)
    ============    ============    ============    ============    ============
    $  7,159,197    $  3,070,660    $  2,545,358    $    550,018    $  5,609,113
         794,366         --                1,673         --               69,836
         --              --              --              --              --
      (9,327,865)    (12,712,235)     (6,626,012)       (736,750)    (12,559,903)
    ------------    ------------    ------------    ------------    ------------
    $ (1,374,302)   $ (9,641,575)   $ (4,078,981)   $   (186,732)   $ (6,880,954)
    ============    ============    ============    ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2002
                         (Continued)

--------------------------------------------------------------------------------

                                                        INCOME FUNDS
                                                        -------------------------------------------------------------
                                                                        MUNDER          MUNDER           MUNDER U.S.
                                                        MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT
                                                        BOND            BOND            BOND             INCOME
                                                        FUND            FUND            FUND             FUND
                                                        -------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..................................................  $ 25,268,778    $ 44,441,351    $  1,556,617     $ 16,865,809
Issued as reinvestment of dividends...................       290,820         391,632          18,474          441,778
Redeemed..............................................   (24,859,472)    (44,370,865)     (1,771,394)     (13,017,557)
                                                        ------------    ------------    ------------     ------------
Net increase/(decrease)...............................  $    700,126    $    462,118    $   (196,303)    $  4,290,030
                                                        ============    ============    ============     ============
CLASS B SHARES:
Sold..................................................  $  4,350,796    $  7,863,698    $    311,328     $ 11,108,332
Issued as reinvestment of dividends...................       144,132         169,234           1,223          271,763
Redeemed..............................................    (3,931,055)     (4,056,777)       (205,745)      (7,410,075)
                                                        ------------    ------------    ------------     ------------
Net increase..........................................  $    563,873    $  3,976,155    $    106,806     $  3,970,020
                                                        ============    ============    ============     ============
CLASS C SHARES:
Sold..................................................  $    676,803    $  1,519,560    $    201,397     $  3,397,516
Issued as reinvestment of dividends...................        12,294          25,871              81           52,246
Redeemed..............................................      (614,595)     (1,137,313)         (8,079)      (3,526,155)
                                                        ------------    ------------    ------------     ------------
Net increase/(decrease)...............................  $     74,502    $    408,118    $    193,399     $    (76,393)
                                                        ============    ============    ============     ============
CLASS K SHARES:
Sold..................................................  $ 13,640,764    $ 40,409,413    $    --          $ 19,220,505
Issued as reinvestment of dividends...................         4,998          17,082         --                 5,046
Redeemed..............................................   (15,285,756)    (55,499,758)        (94,369)     (42,477,247)
                                                        ------------    ------------    ------------     ------------
Net decrease..........................................  $ (1,639,994)   $(15,073,263)   $    (94,369)    $(23,251,696)
                                                        ============    ============    ============     ============
CLASS Y SHARES:
Sold..................................................  $ 20,041,289    $ 31,695,837    $    919,534     $ 15,990,907
Issued as reinvestment of dividends...................        15,146          74,325             250           14,910
Redeemed..............................................   (57,379,747)    (20,391,558)       (880,559)      (6,840,143)
                                                        ------------    ------------    ------------     ------------
Net increase/(decrease)...............................  $(37,323,312)   $ 11,378,604    $     39,225     $  9,165,674
                                                        ============    ============    ============     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------
    MUNDER                         MUNDER
    MICHIGAN        MUNDER         TAX-FREE SHORT-
    TAX-FREE        TAX-FREE       INTERMEDIATE
    BOND            BOND           BOND
    FUND            FUND           FUND
--------------------------------------------------
    $  1,547,156    $  8,595,335    $   4,986,237
          44,852          68,523          128,868
      (1,164,505)     (6,994,296)      (2,911,094)
    ------------    ------------    -------------
    $    427,503    $  1,669,562    $   2,204,011
    ============    ============    =============
    $    853,650    $  1,195,017    $   4,155,311
          10,776          52,825           21,880
        (129,023)       (633,833)      (2,802,654)
    ------------    ------------    -------------
    $    735,403    $    614,009    $   1,374,537
    ============    ============    =============
    $     21,210    $    609,656    $   2,141,894
             739           5,745            5,469
          (2,630)       (644,293)        (269,160)
    ------------    ------------    -------------
    $     19,319    $    (28,892)   $   1,878,203
    ============    ============    =============
    $  8,510,575    $  3,456,857    $  15,890,402
              20             376            5,198
     (13,349,899)    (26,866,610)     (36,382,334)
    ------------    ------------    -------------
    $ (4,839,304)   $(23,409,377)   $ (20,486,734)
    ============    ============    =============
    $      3,527    $     48,000    $     178,332
          18,439           1,358           32,901
        (650,935)       (215,137)        (642,945)
    ------------    ------------    -------------
    $   (628,969)   $   (165,779)   $    (431,712)
    ============    ============    =============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2002
                         (Continued)

--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              -------------------------------------------------------
                                                                                            MUNDER
                                                              MUNDER        MUNDER          FUTURE         MUNDER
                                                              BALANCED      BIO(TECH)(2)    TECHNOLOGY     INDEX 500
                                                              FUND          FUND            FUND           FUND
                                                              -------------------------------------------------------
SHARES
CLASS A SHARES:
Shares authorized.........................................     unlimited    115,000,000     110,000,000     unlimited
                                                              ==========    ===========     ===========    ==========
Sold......................................................     1,890,243        334,532       8,736,570     6,939,187
Issued as reinvestment of dividends.......................        31,278        --              --            114,200
Issued in exchange for proceeds received in merger........        --            --              --             --
Redeemed..................................................    (1,077,638)      (274,231)    (19,203,887)   (6,982,412)
                                                              ----------    -----------     -----------    ----------
Net increase/(decrease)...................................       843,883         60,301     (10,467,317)       70,975
                                                              ==========    ===========     ===========    ==========
CLASS B SHARES:
Shares authorized.........................................     unlimited    115,000,000     110,000,000     unlimited
                                                              ==========    ===========     ===========    ==========
Sold......................................................     2,033,434        475,653       4,927,330     2,308,081
Issued as reinvestment of dividends.......................        29,069        --              --             50,741
Issued in exchange for proceeds received in merger........        --            --              --             --
Redeemed..................................................    (1,471,754)      (323,511)    (16,032,716)   (3,103,409)
                                                              ----------    -----------     -----------    ----------
Net increase/(decrease)...................................       590,749        152,142     (11,105,386)     (744,587)
                                                              ==========    ===========     ===========    ==========
CLASS C SHARES:
Shares authorized.........................................     unlimited        --              --             --
                                                              ==========    ===========     ===========    ==========
Sold......................................................       759,986        --              --             --
Issued as reinvestment of dividends.......................        12,390        --              --             --
Issued in exchange for proceeds received in merger........        --            --              --             --
Redeemed..................................................      (978,465)       --              --             --
                                                              ----------    -----------     -----------    ----------
Net increase/(decrease)...................................      (206,089)       --              --             --
                                                              ==========    ===========     ===========    ==========
CLASS II SHARES:
Shares authorized.........................................        --         80,000,000      80,000,000        --
                                                              ==========    ===========     ===========    ==========
Sold......................................................        --            152,956       3,385,099        --
Issued in exchange for proceeds received in merger........        --            --              --             --
Redeemed..................................................        --           (201,788)    (11,993,621)       --
                                                              ----------    -----------     -----------    ----------
Net increase/(decrease)...................................        --            (48,832)     (8,608,522)       --
                                                              ==========    ===========     ===========    ==========
CLASS K SHARES:
Shares authorized.........................................     unlimited     25,000,000      25,000,000     unlimited
                                                              ==========    ===========     ===========    ==========
Sold......................................................       178,191            850         518,061     1,263,872
Issued as reinvestment of dividends.......................        --            --              --                196
Issued in exchange for proceeds received in merger........        --            --              --             --
Redeemed..................................................      (622,040)        (3,584)     (1,766,461)   (1,679,396)
                                                              ----------    -----------     -----------    ----------
Net increase/(decrease)...................................      (443,849)        (2,734)     (1,248,400)     (415,328)
                                                              ==========    ===========     ===========    ==========
CLASS Y SHARES:
Shares authorized.........................................     unlimited     65,000,000      65,000,000     unlimited
                                                              ==========    ===========     ===========    ==========
Sold......................................................       295,128         40,571         222,955       535,542
Issued as reinvestment of dividends.......................        12,171        --              --              2,607
Issued in exchange for proceeds received in merger........        --            --              --             --
Redeemed..................................................      (318,572)       (58,958)       (365,913)     (889,407)
                                                              ----------    -----------     -----------    ----------
Net increase/(decrease)...................................       (11,273)       (18,387)       (142,958)     (351,258)
                                                              ==========    ===========     ===========    ==========

------------
(a) The Munder Large-Cap Growth Fund Class K Shares commenced operations on April 30, 2002.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------------
    MUNDER           MUNDER        MUNDER        MUNDER
    INTERNATIONAL    LARGE-CAP     LARGE-CAP     MICRO-CAP
    EQUITY           GROWTH        VALUE         EQUITY
    FUND             FUND(A)       FUND          FUND
------------------------------------------------------------
      unlimited      10,000,000     unlimited    10,000,000
     ==========      ==========    ==========    ==========
      6,872,308         111,493       295,348     3,260,900
          1,216          --            16,233        --
        --              230,638        70,124        --
     (7,061,986)       (155,058)     (262,612)   (2,363,320)
     ----------      ----------    ----------    ----------
       (188,462)        187,073       119,093       897,580
     ==========      ==========    ==========    ==========
      unlimited      20,000,000     unlimited    15,000,000
     ==========      ==========    ==========    ==========
         36,275         195,442       534,050       787,432
             67          --            17,089        --
        --              513,511        87,311        --
        (96,146)       (231,199)     (416,966)     (387,013)
     ----------      ----------    ----------    ----------
        (59,804)        477,754       221,484       400,419
     ==========      ==========    ==========    ==========
      unlimited      20,000,000     unlimited    10,000,000
     ==========      ==========    ==========    ==========
        366,369          --           183,593       643,660
             44          --             7,362        --
        --               --            47,788        --
       (482,937)         --          (199,482)     (266,121)
     ----------      ----------    ----------    ----------
       (116,524)         --            39,261       377,539
     ==========      ==========    ==========    ==========
        --           10,000,000        --            --
     ==========      ==========    ==========    ==========
        --            1,025,032        --            --
        --              324,039        --            --
        --             (238,227)       --            --
     ----------      ----------    ----------    ----------
        --            1,110,844        --            --
     ==========      ==========    ==========    ==========
      unlimited      10,000,000     unlimited    10,000,000
     ==========      ==========    ==========    ==========
      1,934,852             145       470,005         8,045
             11          --               118        --
        --                  545        --            --
     (2,588,690)           (145)   (1,808,115)      (73,626)
     ----------      ----------    ----------    ----------
       (653,827)            545    (1,337,992)      (65,581)
     ==========      ==========    ==========    ==========
      unlimited      40,000,000     unlimited    10,000,000
     ==========      ==========    ==========    ==========
        647,206         582,232     1,106,290       279,021
            690          --            41,127        --
        --               35,040         6,421        --
       (874,436)        (83,261)     (465,994)     (238,087)
     ----------      ----------    ----------    ----------
       (226,540)        534,011       687,844        40,934
     ==========      ==========    ==========    ==========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2002
                         (Continued)

--------------------------------------------------------------------------------

                                                           EQUITY FUNDS
                                                           ------------------------------------------------------------
                                                                                                            MUNDER
                                                           MUNDER                                           REAL ESTATE
                                                           MULTI-SEASON                      MUNDER         EQUITY
                                                           GROWTH          MUNDER            POWER PLUS     INVESTMENT
                                                           FUND            NETNET FUND(A)    FUND           FUND
                                                           ------------------------------------------------------------
SHARES
CLASS A SHARES:
Shares authorized......................................     10,000,000      115,000,000      115,000,000    10,000,000
                                                            ==========      ===========      ===========    ==========
Sold...................................................        691,264        8,817,836        1,068,474        83,631
Issued as reinvestment of dividends....................         78,659          --                36,378         7,387
Issued in exchange for proceeds received in merger.....        --             2,348,697          --             --
Redeemed...............................................     (1,086,762)     (16,659,705)      (2,595,714)      (94,886)
                                                            ----------      -----------      -----------    ----------
Net increase/(decrease)................................       (316,839)      (5,493,172)      (1,490,862)       (3,868)
                                                            ==========      ===========      ===========    ==========
CLASS B SHARES:
Shares authorized......................................     60,000,000      115,000,000      115,000,000    50,000,000
                                                            ==========      ===========      ===========    ==========
Sold...................................................        210,335        1,902,017        1,748,687       154,045
Issued as reinvestment of dividends....................         40,281          --                38,167         4,944
Issued in exchange for proceeds received in merger.....        --             2,573,497          --             --
Redeemed...............................................       (841,829)     (11,672,558)      (2,397,739)     (117,160)
                                                            ----------      -----------      -----------    ----------
Net increase/(decrease)................................       (591,213)      (7,197,044)        (610,885)       41,829
                                                            ==========      ===========      ===========    ==========
CLASS C SHARES:
Shares authorized......................................     10,000,000       80,000,000          --         10,000,000
                                                            ==========      ===========      ===========    ==========
Sold...................................................        114,589        1,036,225          --             46,328
Issued as reinvestment of dividends....................          9,289          --               --              2,084
Issued in exchange for proceeds received in merger.....        --               897,481          --             --
Redeemed...............................................       (268,699)      (6,404,101)         --            (33,993)
                                                            ----------      -----------      -----------    ----------
Net increase/(decrease)................................       (144,821)      (4,470,395)         --             14,419
                                                            ==========      ===========      ===========    ==========
CLASS II SHARES:
Shares authorized......................................        --               --            80,000,000        --
                                                            ==========      ===========      ===========    ==========
Sold...................................................        --               --               758,860        --
Issued as reinvestment of dividends....................        --               --                18,406        --
Redeemed...............................................        --               --              (972,721)       --
                                                            ----------      -----------      -----------    ----------
Net decrease...........................................        --               --              (195,455)       --
                                                            ==========      ===========      ===========    ==========
CLASS K SHARES:
Shares authorized......................................     50,000,000       25,000,000       25,000,000    10,000,000
                                                            ==========      ===========      ===========    ==========
Sold...................................................      1,583,245              829              596        57,779
Issued as reinvestment of dividends....................          3,920          --                     4            31
Issued in exchange for proceeds received in merger.....        --                72,290          --             --
Redeemed...............................................     (3,740,154)         (15,874)          (1,082)      (28,206)
                                                            ----------      -----------      -----------    ----------
Net increase/(decrease)................................     (2,152,989)          57,245             (482)       29,604
                                                            ==========      ===========      ===========    ==========
CLASS Y SHARES:
Shares authorized......................................     50,000,000       65,000,000       65,000,000    10,000,000
                                                            ==========      ===========      ===========    ==========
Sold...................................................      1,433,048           75,668           35,307       319,376
Issued as reinvestment of dividends....................         44,161          --                 1,844        43,806
Issued in exchange for proceeds received in merger.....        --                32,737          --             --
Redeemed...............................................     (4,776,815)         (95,429)         (62,135)     (758,323)
                                                            ----------      -----------      -----------    ----------
Net increase/(decrease)................................     (3,299,606)          12,976          (24,984)     (395,141)
                                                            ==========      ===========      ===========    ==========

------------
(a) The Munder NetNet Fund Class K Shares commenced operations on April 30,
    2002.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------
                  MUNDER        MUNDER                        MUNDER
                  SMALL         FRAMLINGTON    MUNDER         FRAMLINGTON
    MUNDER        COMPANY       EMERGING       FRAMLINGTON    INTERNATIONAL
    SMALL-CAP     GROWTH        MARKETS        HEALTHCARE     GROWTH
    VALUE FUND    FUND          FUND           FUND           FUND
---------------------------------------------------------------------------
    10,000,000     unlimited     unlimited      unlimited       unlimited
    ==========    ==========    ==========     ==========      ==========
     1,334,399       890,802     2,786,005      2,343,490       1,537,758
        30,623        --                79         --               1,510
        --            --            --             --             --
      (950,664)   (1,080,885)   (2,770,050)    (3,926,402)     (1,544,371)
    ----------    ----------    ----------     ----------      ----------
       414,358      (190,083)       16,034     (1,582,912)         (5,103)
    ==========    ==========    ==========     ==========      ==========
    15,000,000     unlimited     unlimited      unlimited       unlimited
    ==========    ==========    ==========     ==========      ==========
     1,727,152        97,950       113,923      1,164,615          11,887
        44,878        --            --             --               1,019
        --            --            --             --             --
      (570,626)     (159,689)     (121,723)    (2,607,371)        (42,468)
    ----------    ----------    ----------     ----------      ----------
     1,201,404       (61,739)       (7,800)    (1,442,756)        (29,562)
    ==========    ==========    ==========     ==========      ==========
    10,000,000     unlimited     unlimited      unlimited       unlimited
    ==========    ==========    ==========     ==========      ==========
       527,838        94,381        68,742        703,177          44,826
        14,101        --            --             --                 692
        --            --            --             --             --
      (157,701)     (114,938)      (77,168)    (1,687,013)        (87,159)
    ----------    ----------    ----------     ----------      ----------
       384,238       (20,557)       (8,426)      (983,836)        (41,641)
    ==========    ==========    ==========     ==========      ==========
        --            --            --             --             --
    ==========    ==========    ==========     ==========      ==========
        --            --            --             --             --
        --            --            --             --             --
        --            --            --             --             --
    ----------    ----------    ----------     ----------      ----------
        --            --            --             --             --
    ==========    ==========    ==========     ==========      ==========
    10,000,000     unlimited     unlimited      unlimited       unlimited
    ==========    ==========    ==========     ==========      ==========
        37,992       100,262        55,817          5,860          74,248
            35        --            --             --               1,348
        --            --            --             --             --
      (242,006)     (881,622)   (1,452,380)       (17,854)       (414,609)
    ----------    ----------    ----------     ----------      ----------
      (203,979)     (781,360)   (1,396,563)       (11,994)       (339,013)
    ==========    ==========    ==========     ==========      ==========
    10,000,000     unlimited     unlimited      unlimited       unlimited
    ==========    ==========    ==========     ==========      ==========
       454,332       253,742       325,113         26,883         650,416
        55,809        --               263         --               8,686
        --            --            --             --             --
      (588,306)   (1,031,970)     (838,395)       (36,380)     (1,422,630)
    ----------    ----------    ----------     ----------      ----------
       (78,165)     (778,228)     (513,019)        (9,497)       (763,528)
    ==========    ==========    ==========     ==========      ==========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2002
                         (Continued)

--------------------------------------------------------------------------------

                                                             INCOME FUNDS
                                                             ----------------------------------------------------------
                                                                           MUNDER          MUNDER           MUNDER U.S.
                                                             MUNDER        INTERMEDIATE    INTERNATIONAL    GOVERNMENT
                                                             BOND          BOND            BOND             INCOME
                                                             FUND          FUND            FUND             FUND
                                                             ----------------------------------------------------------
SHARES
CLASS A SHARES:
Shares authorized..........................................   unlimited      unlimited       20,000,000      unlimited
                                                             ==========    ===========     ============     ==========
Sold.......................................................   2,658,515      4,660,027          173,354      1,612,505
Issued as reinvestment of dividends........................      30,747         41,097            2,057         42,433
Redeemed...................................................  (2,619,008)    (4,654,534)        (194,852)    (1,245,132)
                                                             ----------    -----------     ------------     ----------
Net increase/(decrease)....................................      70,254         46,590          (19,441)       409,806
                                                             ==========    ===========     ============     ==========
CLASS B SHARES:
Shares authorized..........................................   unlimited      unlimited       40,000,000      unlimited
                                                             ==========    ===========     ============     ==========
Sold.......................................................     457,657        828,848           34,577      1,060,133
Issued as reinvestment of dividends........................      15,246         17,904              139         26,069
Redeemed...................................................    (416,181)      (429,260)         (23,161)      (710,787)
                                                             ----------    -----------     ------------     ----------
Net increase...............................................      56,722        417,492           11,555        375,415
                                                             ==========    ===========     ============     ==========
CLASS C SHARES:
Shares authorized..........................................   unlimited      unlimited       10,000,000      unlimited
                                                             ==========    ===========     ============     ==========
Sold.......................................................      70,739        159,897           21,108        325,305
Issued as reinvestment of dividends........................       1,293          2,728                9          5,018
Redeemed...................................................     (64,246)      (119,964)            (935)      (338,030)
                                                             ----------    -----------     ------------     ----------
Net increase/(decrease)....................................       7,786         42,661           20,182         (7,707)
                                                             ==========    ===========     ============     ==========
CLASS K SHARES:
Shares authorized..........................................   unlimited      unlimited       10,000,000      unlimited
                                                             ==========    ===========     ============     ==========
Sold.......................................................   1,438,331      4,267,449          --           1,838,594
Issued as reinvestment of dividends........................         529          1,968          --                 522
Redeemed...................................................  (1,610,762)    (5,848,963)         (10,291)    (4,061,064)
                                                             ----------    -----------     ------------     ----------
Net decrease...............................................    (171,902)    (1,579,546)         (10,291)    (2,221,948)
                                                             ==========    ===========     ============     ==========
CLASS Y SHARES:
Shares authorized..........................................   unlimited      unlimited       20,000,000      unlimited
                                                             ==========    ===========     ============     ==========
Sold.......................................................   2,104,323      3,345,445          102,456      1,531,465
Issued as reinvestment of dividends........................       1,600          7,848               28          1,431
Redeemed...................................................  (6,042,322)    (2,148,976)         (96,162)      (653,683)
                                                             ----------    -----------     ------------     ----------
Net increase/(decrease)....................................  (3,936,399)     1,204,317            6,322        879,213
                                                             ==========    ===========     ============     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------
    MUNDER                     MUNDER
    MICHIGAN      MUNDER       TAX-FREE SHORT-
    TAX-FREE      TAX-FREE     INTERMEDIATE
    BOND          BOND         BOND
    FUND          FUND         FUND
----------------------------------------------
     unlimited     unlimited       unlimited
    ==========    ==========    ============
       153,042       834,215         477,190
         4,446         6,623          12,326
      (115,384)     (673,344)       (278,440)
    ----------    ----------    ------------
        42,104       167,494         211,076
    ==========    ==========    ============
     unlimited     unlimited       unlimited
    ==========    ==========    ============
        84,204       115,172         397,347
         1,066         5,119           2,096
       (12,759)      (61,722)       (267,872)
    ----------    ----------    ------------
        72,511        58,569         131,571
    ==========    ==========    ============
     unlimited     unlimited       unlimited
    ==========    ==========    ============
         2,090        58,507         203,144
            73           554             521
          (261)      (62,222)        (25,464)
    ----------    ----------    ------------
         1,902        (3,161)        178,201
    ==========    ==========    ============
     unlimited     unlimited       unlimited
    ==========    ==========    ============
       845,223       333,164       1,515,341
             2            37             497
    (1,326,448)   (2,590,634)     (3,471,782)
    ----------    ----------    ------------
      (481,223)   (2,257,433)     (1,955,944)
    ==========    ==========    ============
     unlimited     unlimited       unlimited
    ==========    ==========    ============
           344         4,684          17,117
         1,826           131           3,141
       (64,131)      (20,935)        (61,198)
    ----------    ----------    ------------
       (61,961)      (16,120)        (40,940)
    ==========    ==========    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2002
                         (Continued)

--------------------------------------------------------------------------------

Since the Money Market Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                                                MONEY MARKET FUNDS
                                                                -----------------------------------------------
                                                                MUNDER           MUNDER           MUNDER
                                                                CASH             TAX-FREE         U.S. TREASURY
                                                                INVESTMENT       MONEY MARKET     MONEY MARKET
                                                                FUND             FUND             FUND
                                                                -----------------------------------------------
CLASS A SHARES:
Shares authorized...........................................        unlimited        unlimited        unlimited
                                                                =============    =============    =============
Sold........................................................    $ 249,469,272    $ 119,441,726    $ 170,628,318
Issued as reinvestment of dividends.........................        2,392,112        1,047,870          462,910
Redeemed....................................................     (245,727,632)    (126,481,662)    (163,324,454)
                                                                -------------    -------------    -------------
Net increase/(decrease).....................................    $   6,133,752    $  (5,992,066)   $   7,766,774
                                                                =============    =============    =============
CLASS K SHARES:
Shares authorized...........................................        unlimited        unlimited        unlimited
                                                                =============    =============    =============
Sold........................................................    $ 685,209,708    $ 188,111,309    $ 182,768,859
Issued as reinvestment of dividends.........................            4,078            1,896         --
Redeemed....................................................     (831,815,434)    (238,617,965)    (208,628,247)
                                                                -------------    -------------    -------------
Net decrease................................................    $(146,601,648)   $ (50,504,760)   $ (25,859,388)
                                                                =============    =============    =============
CLASS Y SHARES:
Shares authorized...........................................        unlimited        unlimited        unlimited
                                                                =============    =============    =============
Sold........................................................    $ 438,906,961    $  31,262,568    $  42,593,189
Issued as reinvestment of dividends.........................           69,212           30,422              149
Redeemed....................................................     (391,209,164)     (23,352,381)     (46,990,096)
                                                                -------------    -------------    -------------
Net increase/(decrease).....................................    $  47,767,009    $   7,940,609    $  (4,396,758)
                                                                =============    =============    =============

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001

--------------------------------------------------------------------------------

                                                       EQUITY FUNDS
                                                       --------------------------------------------------------------
                                                                                       MUNDER
                                                       MUNDER          MUNDER          FUTURE           MUNDER
                                                       BALANCED        BIO(TECH)(2)    TECHNOLOGY       INDEX 500
                                                       FUND            FUND(A)         FUND             FUND
                                                       --------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold...............................................    $ 30,411,979    $ 7,279,208     $ 297,170,616    $ 211,981,644
Issued as reinvestment of dividends................       1,662,086        --               --              5,390,637
Redeemed...........................................     (14,738,794)    (1,327,346)     (327,358,723)    (216,425,551)
                                                       ------------    -----------     -------------    -------------
Net increase/(decrease)............................    $ 17,335,271    $ 5,951,862     $ (30,188,107)   $     946,730
                                                       ============    ===========     =============    =============
CLASS B SHARES:
Sold...............................................    $ 48,792,972    $ 9,231,063     $ 198,172,559    $  94,214,944
Issued as reinvestment of dividends................       2,009,762        --               --              3,022,004
Redeemed...........................................      (9,176,545)    (1,015,057)     (146,508,372)     (60,925,529)
                                                       ------------    -----------     -------------    -------------
Net increase.......................................    $ 41,626,189    $ 8,216,006     $  51,664,187    $  36,311,419
                                                       ============    ===========     =============    =============
CLASS C SHARES:
Sold...............................................    $ 27,099,135    $   --          $    --          $    --
Issued as reinvestment of dividends................         957,264        --               --               --
Redeemed...........................................      (6,622,403)       --               --               --
                                                       ------------    -----------     -------------    -------------
Net increase.......................................    $ 21,433,996    $   --          $    --          $    --
                                                       ============    ===========     =============    =============
CLASS II SHARES:
Sold...............................................    $    --         $ 5,034,282     $ 112,528,076    $    --
Issued as reinvestment of dividends................         --             --               --               --
Redeemed...........................................         --            (837,912)     (108,127,863)        --
                                                       ------------    -----------     -------------    -------------
Net increase.......................................    $    --         $ 4,196,370     $   4,400,213    $    --
                                                       ============    ===========     =============    =============
CLASS K SHARES:
Sold...............................................    $  5,991,661    $    15,010     $  12,614,488    $  47,293,704
Issued as reinvestment of dividends................           7,131        --               --                 11,195
Redeemed...........................................      (8,326,752)       --             (2,913,492)     (52,808,425)
                                                       ------------    -----------     -------------    -------------
Net increase/(decrease)............................    $ (2,327,960)   $    15,010     $   9,700,996    $  (5,503,526)
                                                       ============    ===========     =============    =============
CLASS Y SHARES:
Sold...............................................    $  9,126,434    $ 1,374,251     $   8,868,582    $  35,829,253
Issued as reinvestment of dividends................         133,034        --               --                132,568
Redeemed...........................................      (2,565,034)       (12,334)       (4,788,187)    (195,511,170)
                                                       ------------    -----------     -------------    -------------
Net increase/(decrease)............................    $  6,694,434    $ 1,361,917     $   4,080,395    $(159,549,349)
                                                       ============    ===========     =============    =============

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on November 1, 2000.

(b) The Munder Large-Cap Growth Fund Class B Shares and Class II Shares commenced operations on July 11, 2000 and July 10, 2000, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------
    MUNDER           MUNDER         MUNDER          MUNDER
    INTERNATIONAL    LARGE-CAP      LARGE-CAP       MICRO-CAP
    EQUITY           GROWTH         VALUE           EQUITY
    FUND             FUND(B)        FUND            FUND
----------------------------------------------------------------
    $ 163,773,521    $ 3,942,764    $  7,896,180    $ 46,640,956
          525,423        126,578         175,671       1,073,739
     (162,604,892)    (1,726,225)     (7,097,232)    (44,736,244)
    -------------    -----------    ------------    ------------
    $   1,694,052    $ 2,343,117    $    974,619    $  2,978,451
    =============    ===========    ============    ============
    $   9,990,495    $ 3,342,637    $ 10,002,038    $ 13,319,889
          250,149         58,925         106,723         929,786
       (9,968,932)      (688,279)     (3,562,425)    (12,656,152)
    -------------    -----------    ------------    ------------
    $     271,712    $ 2,713,283    $  6,546,336    $  1,593,523
    =============    ===========    ============    ============
    $  15,913,292    $   --         $  4,077,645    $  6,919,036
           89,217        --               30,294         389,184
      (15,001,842)       --           (1,512,520)     (5,616,225)
    -------------    -----------    ------------    ------------
    $   1,000,667    $   --         $  2,595,419    $  1,691,995
    =============    ===========    ============    ============
    $    --          $ 4,079,993    $    --         $    --
         --               32,175         --              --
         --           (1,262,045)        --              --
    -------------    -----------    ------------    ------------
         --          $ 2,850,123    $    --         $    --
    =============    ===========    ============    ============
    $  24,209,009    $   --         $  9,907,704    $  2,376,871
            2,139        --                1,181          10,400
      (24,452,721)       --          (50,210,524)       (925,846)
    -------------    -----------    ------------    ------------
    $    (241,573)   $   --         $(40,301,639)   $  1,461,425
    =============    ===========    ============    ============
    $   8,321,507    $ 8,036,437    $ 13,519,247    $  2,494,533
          295,196        867,697         443,989         487,024
      (15,924,828)    (2,248,095)    (15,575,504)     (9,439,681)
    -------------    -----------    ------------    ------------
    $  (7,308,125)   $ 6,656,039    $ (1,612,268)   $ (6,458,124)
    =============    ===========    ============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                      EQUITY FUNDS
                                                      --------------------------------------------------------------
                                                                                                        MUNDER
                                                      MUNDER                                            REAL ESTATE
                                                      MULTI-SEASON    MUNDER             MUNDER         EQUITY
                                                      GROWTH          NETNET             POWER PLUS     INVESTMENT
                                                      FUND            FUND               FUND(A)        FUND
                                                      --------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..............................................    $ 62,171,886    $   913,482,882    $68,547,569    $  4,539,616
Issued as reinvestment of dividends...............       4,235,238         15,310,080        --               85,342
Redeemed..........................................     (68,259,303)    (1,414,630,517)    (2,780,394)     (5,506,741)
                                                      ------------    ---------------    -----------    ------------
Net increase/(decrease)...........................    $ (1,852,179)   $  (485,837,555)   $65,767,175    $   (881,783)
                                                      ============    ===============    ===========    ============
CLASS B SHARES:
Sold..............................................    $  6,780,271    $   123,386,321    $83,393,824    $  2,361,799
Issued as reinvestment of dividends...............       1,918,893         15,553,501        --               47,622
Redeemed..........................................     (10,718,080)      (519,148,271)    (1,739,010)     (2,390,958)
                                                      ------------    ---------------    -----------    ------------
Net increase/(decrease)...........................    $ (2,018,916)   $  (380,208,449)   $81,654,814    $     18,463
                                                      ============    ===============    ===========    ============
CLASS C SHARES:
Sold..............................................    $  5,431,041    $   106,692,435    $   --         $    684,572
Issued as reinvestment of dividends...............         262,631          7,102,189        --               19,759
Redeemed..........................................      (5,523,678)      (363,884,836)       --             (504,650)
                                                      ------------    ---------------    -----------    ------------
Net increase/(decrease)...........................    $    169,994    $  (250,090,212)   $   --         $    199,681
                                                      ============    ===============    ===========    ============
CLASS II SHARES:
Sold..............................................    $    --               --           $34,100,635    $    --
Issued as reinvestment of dividends...............         --               --               --              --
Redeemed..........................................         --               --              (720,833)        --
                                                      ------------    ---------------    -----------    ------------
Net increase......................................    $    --         $     --           $33,379,802    $    --
                                                      ============    ===============    ===========    ============
CLASS K SHARES:
Sold..............................................    $ 50,887,852    $     --           $    68,010    $    730,365
Issued as reinvestment of dividends...............         193,580          --               --              --
Redeemed..........................................     (72,847,115)         --               --             (386,196)
                                                      ------------    ---------------    -----------    ------------
Net increase/(decrease)...........................    $(21,765,683)   $     --           $    68,010    $    344,169
                                                      ============    ===============    ===========    ============
CLASS Y SHARES:
Sold..............................................    $ 44,655,627    $     2,096,344    $ 2,054,661    $  4,261,827
Issued as reinvestment of dividends...............       1,210,652             99,634        --              597,452
Redeemed..........................................     (87,172,676)        (4,654,770)       (10,384)    (15,348,996)
                                                      ------------    ---------------    -----------    ------------
Net increase/(decrease)...........................    $(41,306,397)   $    (2,458,792)   $ 2,044,277    $(10,489,717)
                                                      ============    ===============    ===========    ============

------------
(a) The Munder Power Plus Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on March 13, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                   MUNDER          MUNDER                           MUNDER
    MUNDER         SMALL           FRAMLINGTON     MUNDER           FRAMLINGTON
    SMALL-CAP      COMPANY         EMERGING        FRAMLINGTON      INTERNATIONAL
    VALUE          GROWTH          MARKETS         HEALTHCARE       GROWTH
    FUND           FUND            FUND            FUND             FUND
---------------------------------------------------------------------------------
    $ 6,574,733    $ 77,423,947    $ 26,818,432    $ 251,594,547    $ 77,956,455
         34,026         548,523           8,214        3,896,189         111,039
     (3,655,088)    (79,149,493)    (27,966,628)    (125,888,605)    (77,729,412)
    -----------    ------------    ------------    -------------    ------------
    $ 2,953,671    $ (1,177,023)   $ (1,139,982)   $ 129,602,131    $    338,082
    ===========    ============    ============    =============    ============
    $13,283,256    $  3,342,489    $  1,161,888    $ 218,643,896    $    484,426
          2,633         171,660         --             3,952,999          83,258
     (3,006,832)     (2,866,750)     (1,630,464)     (58,826,073)       (534,393)
    -----------    ------------    ------------    -------------    ------------
    $10,279,057    $    647,399    $   (468,576)   $ 163,770,822    $     33,291
    ===========    ============    ============    =============    ============
    $ 3,789,689    $  1,275,652    $    971,950    $ 122,062,335    $  5,936,104
            859          68,847         --             2,364,873          62,092
     (1,046,474)     (1,175,193)     (1,100,741)     (53,946,412)     (5,855,320)
    -----------    ------------    ------------    -------------    ------------
    $ 2,744,074    $    169,306    $   (128,791)   $  70,480,796    $    142,876
    ===========    ============    ============    =============    ============
    $   --         $    --         $    --         $    --          $    --
        --              --              --              --               --
        --              --              --              --               --
    -----------    ------------    ------------    -------------    ------------
    $   --         $    --         $    --         $    --          $    --
    ===========    ============    ============    =============    ============
    $   640,739    $  5,171,991    $ 12,127,406    $     956,430    $  4,436,991
             13           1,346              46            2,925         --
     (9,610,622)    (22,294,133)    (12,428,166)        (241,006)       (906,793)
    -----------    ------------    ------------    -------------    ------------
    $(8,969,870)   $(17,120,796)   $   (300,714)   $     718,349    $  3,530,198
    ===========    ============    ============    =============    ============
    $11,134,463    $ 10,458,032    $  6,809,055    $   2,020,310    $ 15,299,863
        101,078         580,994          49,334          123,593       1,058,512
     (9,709,694)    (41,082,040)     (6,906,328)      (6,992,463)    (10,993,556)
    -----------    ------------    ------------    -------------    ------------
    $ 1,525,847    $(30,043,014)   $    (47,939)   $  (4,848,560)   $  5,364,819
    ===========    ============    ============    =============    ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                      INCOME FUNDS
                                                      -------------------------------------------------------------------
                                                                        MUNDER            MUNDER             MUNDER U.S.
                                                      MUNDER            INTERMEDIATE      INTERNATIONAL      GOVERNMENT
                                                      BOND              BOND              BOND               INCOME
                                                      FUND              FUND              FUND               FUND
                                                      -------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..............................................    $ 12,258,122      $ 37,712,268       $1,122,601        $ 17,031,568
Issued as reinvestment of dividends...............         204,074           342,860          --                  204,405
Redeemed..........................................      (9,015,088)      (36,028,963)        (133,778)        (13,203,544)
                                                      ------------      ------------       ----------        ------------
Net increase/(decrease)...........................    $  3,447,108      $  2,026,165       $  988,823        $  4,032,429
                                                      ============      ============       ==========        ============
CLASS B SHARES:
Sold..............................................    $  8,203,407      $  7,538,020       $   65,601        $ 12,983,278
Issued as reinvestment of dividends...............         139,835           148,851          --                  136,626
Redeemed..........................................      (5,087,570)       (5,950,335)        (141,265)         (8,094,447)
                                                      ------------      ------------       ----------        ------------
Net increase/(decrease)...........................    $  3,255,672      $  1,736,536       $  (75,664)       $  5,025,457
                                                      ============      ============       ==========        ============
CLASS C SHARES:
Sold..............................................    $  2,386,286      $  9,280,084       $   47,617        $  4,741,604
Issued as reinvestment of dividends...............          15,178            24,514          --                   31,657
Redeemed..........................................      (1,807,216)      (10,227,753)         (35,441)         (3,732,907)
                                                      ------------      ------------       ----------        ------------
Net increase/(decrease)...........................    $    594,248      $   (923,155)      $   12,176        $  1,040,354
                                                      ============      ============       ==========        ============
CLASS K SHARES:
Sold..............................................    $ 15,983,530      $ 37,445,911       $   75,000        $ 23,214,596
Issued as reinvestment of dividends...............           5,256            19,489          --                    5,156
Redeemed..........................................      (8,565,635)      (58,853,003)         (20,072)        (36,896,747)
                                                      ------------      ------------       ----------        ------------
Net increase/(decrease)...........................    $  7,423,151      $(21,387,603)      $   54,928        $(13,676,995)
                                                      ============      ============       ==========        ============
CLASS Y SHARES:
Sold..............................................    $ 24,738,086      $ 15,323,102       $  478,127        $  6,088,091
Issued as reinvestment of dividends...............          42,284            91,829          --                   14,844
Redeemed..........................................     (31,975,322)      (40,747,907)        (876,846)        (10,262,025)
                                                      ------------      ------------       ----------        ------------
Net increase/(decrease)...........................    $ (7,194,952)     $(25,332,976)      $ (398,719)       $ (4,159,090)
                                                      ============      ============       ==========        ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------
    MUNDER                             MUNDER
    MICHIGAN         MUNDER            TAX-FREE SHORT-
    TAX-FREE         TAX-FREE          INTERMEDIATE
    BOND             BOND              BOND
    FUND             FUND              FUND
------------------------------------------------------
    $ 1,414,194      $  6,913,688       $  2,800,598
         40,862            45,040            117,361
       (659,924)       (6,393,371)        (2,986,074)
    -----------      ------------       ------------
    $   795,132      $    565,357       $    (68,115)
    ===========      ============       ============
    $   525,548      $  3,732,659       $  2,477,298
         10,233            25,156              9,504
       (389,228)       (2,150,597)        (1,939,301)
    -----------      ------------       ------------
    $   146,553      $  1,607,218       $    547,501
    ===========      ============       ============
    $    67,179      $  1,212,464       $    616,684
            507             2,610                478
        (81,442)         (763,137)          (574,023)
    -----------      ------------       ------------
    $   (13,756)     $    451,937       $     43,139
    ===========      ============       ============
    $ 7,132,990      $  8,022,173       $ 11,440,601
             71               552              6,189
     (9,604,528)      (27,166,461)       (47,982,426)
    -----------      ------------       ------------
    $(2,471,467)     $(19,143,736)      $(36,535,636)
    ===========      ============       ============
    $   620,430      $    387,345       $    399,414
         16,394             1,659              5,360
       (580,047)       (2,457,700)        (4,133,607)
    -----------      ------------       ------------
    $    56,777      $ (2,068,696)      $ (3,728,833)
    ===========      ============       ============

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                -------------------------------------------------------
                                                                                              MUNDER
                                                                MUNDER        MUNDER          FUTURE         MUNDER
                                                                BALANCED      BIO(TECH)(2)    TECHNOLOGY     INDEX 500
                                                                FUND          FUND(A)         FUND           FUND
                                                                -------------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................     2,789,610        922,562      26,909,835     7,488,969
Issued as reinvestment of dividends.........................       151,528        --              --            190,339
Redeemed....................................................    (1,443,024)      (199,077)    (31,700,460)   (7,707,113)
                                                                ----------      ---------     -----------    ----------
Net increase/(decrease).....................................     1,498,114        723,485      (4,790,625)      (27,805)
                                                                ==========      =========     ===========    ==========
CLASS B SHARES:
Sold........................................................     4,559,141      1,193,035      17,620,566     3,406,039
Issued as reinvestment of dividends.........................       184,533        --              --            105,195
Redeemed....................................................      (878,696)      (153,619)    (16,092,292)   (2,227,833)
                                                                ----------      ---------     -----------    ----------
Net increase................................................     3,864,978      1,039,416       1,528,274     1,283,401
                                                                ==========      =========     ===========    ==========
CLASS C SHARES:
Sold........................................................     2,506,992        --              --             --
Issued as reinvestment of dividends.........................        87,575        --              --             --
Redeemed....................................................      (630,909)       --              --             --
                                                                ----------      ---------     -----------    ----------
Net increase................................................     1,963,658        --              --             --
                                                                ==========      =========     ===========    ==========
CLASS II SHARES:
Sold........................................................        --            632,479      11,616,886        --
Issued as reinvestment of dividends.........................        --            --              --             --
Redeemed....................................................        --           (115,744)    (12,567,425)       --
                                                                ----------      ---------     -----------    ----------
Net increase/(decrease).....................................        --            516,735        (950,539)       --
                                                                ==========      =========     ===========    ==========
CLASS K SHARES:
Sold........................................................       549,154          2,785       1,123,761     1,689,137
Issued as reinvestment of dividends.........................           679        --              --                392
Redeemed....................................................      (763,453)       --             (302,871)   (1,899,630)
                                                                ----------      ---------     -----------    ----------
Net increase/(decrease).....................................      (213,620)         2,785         820,890      (210,101)
                                                                ==========      =========     ===========    ==========
CLASS Y SHARES:
Sold........................................................       847,325        237,712         754,869     1,244,775
Issued as reinvestment of dividends.........................        12,652        --              --              4,688
Redeemed....................................................      (246,389)        (1,688)       (488,796)   (7,177,588)
                                                                ----------      ---------     -----------    ----------
Net increase/(decrease).....................................       613,588        236,024         266,073    (5,928,125)
                                                                ==========      =========     ===========    ==========

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on November 1, 2000.

(b) The Munder Large-Cap Growth Fund Class B Shares and Class II Shares commenced operations on July 11, 2000 and July 10, 2000, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------
                     MUNDER       MUNDER
    MUNDER           LARGE-CAP    LARGE-CAP     MUNDER
    INTERNATIONAL    GROWTH       VALUE         MICRO-CAP
    EQUITY FUND      FUND(B)      FUND          EQUITY FUND
-----------------------------------------------------------
      10,768,627      314,972        633,756     1,821,458
          35,361       10,863         14,328        41,558
     (10,691,716)    (185,205)      (571,279)   (1,771,475)
     -----------     --------     ----------    ----------
         112,272      140,630         76,805        91,541
     ===========     ========     ==========    ==========
         650,979      289,921        774,509       542,594
          16,735        4,953          8,770        37,055
        (663,385)     (69,946)      (278,349)     (567,727)
     -----------     --------     ----------    ----------
           4,329      224,928        504,930        11,922
     ===========     ========     ==========    ==========
       1,189,214        --           316,154       288,353
           6,060        --             2,488        15,498
      (1,126,514)       --          (118,002)     (252,711)
     -----------     --------     ----------    ----------
          68,760        --           200,640        51,140
     ===========     ========     ==========    ==========
         --           360,790         --            --
         --             2,973         --            --
         --          (123,420)        --            --
     -----------     --------     ----------    ----------
         --           240,343         --            --
     ===========     ========     ==========    ==========
       1,718,491        --           773,329        92,376
             169        --                96           402
      (1,661,226)       --        (3,916,347)      (38,640)
     -----------     --------     ----------    ----------
          57,434        --        (3,142,922)       54,138
     ===========     ========     ==========    ==========
         562,019      865,004      1,064,302        98,482
          19,734       70,890         36,122        18,693
      (1,081,706)    (203,077)    (1,213,684)     (412,068)
     -----------     --------     ----------    ----------
        (499,953)     732,817       (113,260)     (294,893)
     ===========     ========     ==========    ==========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                --------------------------------------------------------
                                                                                                             MUNDER
                                                                MUNDER                                       REAL ESTATE
                                                                MULTI-SEASON    MUNDER         MUNDER        EQUITY
                                                                GROWTH          NETNET         POWER PLUS    INVESTMENT
                                                                FUND            FUND           FUND(A)       FUND
                                                                --------------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................      3,068,520      18,012,036    6,254,282        362,560
Issued as reinvestment of dividends.........................        230,044         235,324       --              6,854
Redeemed....................................................     (3,407,858)    (29,623,475)    (257,394)      (439,345)
                                                                 ----------     -----------    ---------     ----------
Net increase/(decrease).....................................       (109,294)    (11,376,115)   5,996,888        (69,931)
                                                                 ==========     ===========    =========     ==========
CLASS B SHARES:
Sold........................................................        409,429       2,965,415    7,634,311        188,091
Issued as reinvestment of dividends.........................        111,619         243,209       --              3,836
Redeemed....................................................       (624,243)    (13,288,909)    (165,454)      (193,190)
                                                                 ----------     -----------    ---------     ----------
Net increase/(decrease).....................................       (103,195)    (10,080,285)   7,468,857         (1,263)
                                                                 ==========     ===========    =========     ==========
CLASS C SHARES:
Sold........................................................        319,372       2,375,867       --             54,834
Issued as reinvestment of dividends.........................         15,220         110,972       --              1,584
Redeemed....................................................       (326,747)     (8,950,610)      --            (40,693)
                                                                 ----------     -----------    ---------     ----------
Net increase/(decrease).....................................          7,845      (6,463,771)      --             15,725
                                                                 ==========     ===========    =========     ==========
CLASS II SHARES:
Sold........................................................        --              --         3,109,459         --
Issued as reinvestment of dividends.........................        --              --            --             --
Redeemed....................................................        --              --           (67,496)        --
                                                                 ----------     -----------    ---------     ----------
Net increase................................................        --              --         3,041,963         --
                                                                 ==========     ===========    =========     ==========
CLASS K SHARES:
Sold........................................................      2,892,357         --             6,317         57,859
Issued as reinvestment of dividends.........................         10,492         --            --             --
Redeemed....................................................     (3,989,089)        --            --            (30,196)
                                                                 ----------     -----------    ---------     ----------
Net increase/(decrease).....................................     (1,086,240)        --             6,317         27,663
                                                                 ==========     ===========    =========     ==========
CLASS Y SHARES:
Sold........................................................      2,508,096          53,188      207,598        344,175
Issued as reinvestment of dividends.........................         64,549           1,518       --             47,990
Redeemed....................................................     (4,528,630)       (140,711)        (985)    (1,237,892)
                                                                 ----------     -----------    ---------     ----------
Net increase/(decrease).....................................     (1,955,985)        (86,005)     206,613       (845,727)
                                                                 ==========     ===========    =========     ==========

------------
(a) The Munder Power Plus Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on March 13, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------
                 MUNDER        MUNDER                        MUNDER
    MUNDER       SMALL         FRAMLINGTON    MUNDER         FRAMLINGTON
    SMALL-CAP    COMPANY       EMERGING       FRAMLINGTON    INTERNATIONAL
    VALUE        GROWTH        MARKETS        HEALTHCARE     GROWTH
    FUND         FUND          FUND           FUND           FUND
--------------------------------------------------------------------------
     451,634      4,061,344     2,666,509      8,428,101       6,184,506
       2,368         32,602           784        136,534           8,344
    (259,518)    (4,174,029)   (2,756,465)    (4,749,510)     (6,149,911)
    --------     ----------    ----------     ----------      ----------
     194,484        (80,083)      (89,172)     3,815,125          42,939
    ========     ==========    ==========     ==========      ==========
     914,599        214,228       119,546      7,632,822          37,552
         193         11,125        --            142,460           6,401
    (214,709)      (196,260)     (171,851)    (2,344,057)        (43,709)
    --------     ----------    ----------     ----------      ----------
     700,083         29,093       (52,305)     5,431,225             244
    ========     ==========    ==========     ==========      ==========
     263,390         81,048       115,209      4,222,777         479,273
          64          4,438        --             85,210           4,757
     (74,887)       (76,808)     (127,655)    (2,110,563)       (467,268)
    --------     ----------    ----------     ----------      ----------
     188,567          8,678       (12,446)     2,197,424          16,762
    ========     ==========    ==========     ==========      ==========
       --            --            --             --             --
       --            --            --             --             --
       --            --            --             --             --
    --------     ----------    ----------     ----------      ----------
       --            --            --             --             --
    ========     ==========    ==========     ==========      ==========
      46,447        308,560     1,259,286         34,792         368,690
           1             83             4            103         --
    (736,139)    (1,359,401)   (1,392,410)        (9,435)        (79,884)
    --------     ----------    ----------     ----------      ----------
    (689,691)    (1,050,758)     (133,120)        25,460         288,806
    ========     ==========    ==========     ==========      ==========
     816,915        637,196       638,853         69,131       1,222,799
       7,102         34,199         4,757          4,191          79,432
    (706,392)    (2,585,818)     (812,109)      (256,243)       (970,050)
    --------     ----------    ----------     ----------      ----------
     117,625     (1,914,423)     (168,499)      (182,921)        332,181
    ========     ==========    ==========     ==========      ==========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

                                                           INCOME FUNDS
                                                           ----------------------------------------------------------------
                                                                           MUNDER            MUNDER             MUNDER U.S.
                                                           MUNDER          INTERMEDIATE      INTERNATIONAL      GOVERNMENT
                                                           BOND            BOND              BOND               INCOME
                                                           FUND            FUND              FUND               FUND
                                                           ----------------------------------------------------------------
SHARES
CLASS A SHARES:
Sold...................................................     1,288,438        4,063,029          125,165          1,682,863
Issued as reinvestment of dividends....................        21,560           36,918           --                 20,178
Redeemed...............................................      (950,690)      (3,881,438)         (14,940)        (1,310,692)
                                                           ----------       ----------          -------          ---------
Net increase/(decrease)................................       359,308          218,509          110,225            392,349
                                                           ==========       ==========          =======          =========
CLASS B SHARES:
Sold...................................................       862,472          811,089            7,355          1,273,224
Issued as reinvestment of dividends....................        14,804           16,057           --                 13,476
Redeemed...............................................      (538,405)        (641,844)         (15,957)          (801,012)
                                                           ----------       ----------          -------          ---------
Net increase/(decrease)................................       338,871          185,302           (8,602)           485,688
                                                           ==========       ==========          =======          =========
CLASS C SHARES:
Sold...................................................       248,894          991,213            5,318            465,840
Issued as reinvestment of dividends....................         1,595            2,626           --                  3,134
Redeemed...............................................      (189,512)      (1,094,827)          (3,994)          (369,022)
                                                           ----------       ----------          -------          ---------
Net increase/(decrease)................................        60,977         (100,988)           1,324             99,952
                                                           ==========       ==========          =======          =========
CLASS K SHARES:
Sold...................................................     1,686,037        4,010,728            8,495          2,286,058
Issued as reinvestment of dividends....................           557            2,102           --                    512
Redeemed...............................................      (904,909)      (6,337,228)          (2,233)        (3,665,002)
                                                           ----------       ----------          -------          ---------
Net increase/(decrease)................................       781,685       (2,324,398)           6,262         (1,378,432)
                                                           ==========       ==========          =======          =========
CLASS Y SHARES:
Sold...................................................     2,615,645        1,648,024           52,909            600,042
Issued as reinvestment of dividends....................         4,532            9,901           --                  1,475
Redeemed...............................................    (3,383,691)      (4,390,427)         (98,365)        (1,017,225)
                                                           ----------       ----------          -------          ---------
Net increase/(decrease)................................      (763,514)      (2,732,502)         (45,456)          (415,708)
                                                           ==========       ==========          =======          =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------
    MUNDER
    MICHIGAN      MUNDER          MUNDER
    TAX-FREE      TAX-FREE        TAX-FREE SHORT-
    BOND          BOND            INTERMEDIATE
    FUND          FUND            BOND FUND
-------------------------------------------------
     144,154         674,347           272,887
       4,158           4,434            11,422
     (67,383)       (624,318)         (288,813)
    --------      ----------        ----------
      80,929          54,463            (4,504)
    ========      ==========        ==========
      53,221         369,333           240,503
       1,040           2,470               922
     (39,905)       (212,900)         (187,324)
    --------      ----------        ----------
      14,356         158,903            54,101
    ========      ==========        ==========
       6,813         118,699            59,394
          52             254                46
      (8,231)        (74,333)          (55,141)
    --------      ----------        ----------
      (1,366)         44,620             4,299
    ========      ==========        ==========
     725,138         788,352         1,113,103
           7              55               603
    (977,970)     (2,671,442)       (4,673,605)
    --------      ----------        ----------
    (252,825)     (1,883,035)       (3,559,899)
    ========      ==========        ==========
      62,447          37,883            38,788
       1,650             163               516
     (59,523)       (245,417)         (404,223)
    --------      ----------        ----------
       4,574        (207,371)         (364,919)
    ========      ==========        ==========

                       See Notes to Financial Statements.

The Munder Funds
        Statements of Changes -- Capital Stock Activity, Year Ended June 30,
        2001
                         (Continued)

--------------------------------------------------------------------------------

Since the Money Market Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                                                MONEY MARKET FUNDS
                                                                ---------------------------------------------------
                                                                MUNDER             MUNDER             MUNDER
                                                                CASH               TAX-FREE           U.S. TREASURY
                                                                INVESTMENT         MONEY MARKET       MONEY MARKET
                                                                FUND               FUND               FUND
                                                                ---------------------------------------------------
CLASS A SHARES:
Sold........................................................    $ 779,789,829      $ 107,467,176      $ 187,100,016
Issued as reinvestment of dividends.........................        6,735,954          2,405,756          2,133,786
Redeemed....................................................     (791,981,367)      (109,376,738)      (193,517,242)
                                                                -------------      -------------      -------------
Net increase/(decrease).....................................    $  (5,455,584)     $     496,194      $  (4,283,440)
                                                                =============      =============      =============
CLASS K SHARES:
Sold........................................................    $ 931,309,256      $ 458,601,604      $  83,492,008
Issued as reinvestment of dividends.........................           10,492              4,701                  4
Redeemed....................................................     (893,801,586)      (442,305,844)       (46,955,814)
                                                                -------------      -------------      -------------
Net increase................................................    $  37,518,162      $  16,300,461      $  36,536,198
                                                                =============      =============      =============
CLASS Y SHARES:
Sold........................................................    $ 523,705,249      $  42,748,548      $  34,986,935
Issued as reinvestment of dividends.........................          158,391             53,823                520
Redeemed....................................................     (517,151,379)       (47,470,361)       (38,336,289)
                                                                -------------      -------------      -------------
Net increase/(decrease).....................................    $   6,712,261      $  (4,667,990)     $  (3,348,834)
                                                                =============      =============      =============

                       See Notes to Financial Statements.

Munder Balanced Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                        K SHARES
                                                        -------------------------------------------------------------------------
                                                        YEAR             YEAR            YEAR            YEAR            YEAR
                                                        ENDED            ENDED           ENDED           ENDED           ENDED
                                                        6/30/02(C)       6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98
                                                        -------------------------------------------------------------------------
Net asset value, beginning of period................      $10.19           $12.14          $12.98          $13.49        $  13.03
                                                          ------           ------          ------          ------        --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income...............................        0.16(d)          0.20            0.15            0.22            0.31
Net realized and unrealized gain/(loss) on
  investments.......................................       (1.03)           (0.34)           2.39            1.02            1.64
                                                          ------           ------          ------          ------        --------
Total from investment operations....................       (0.87)           (0.14)           2.54            1.24            1.95
                                                          ------           ------          ------          ------        --------
LESS DISTRIBUTIONS:
Dividends from net investment income................       (0.15)           (0.18)          (0.15)          (0.23)          (0.32)
Distributions from net realized gains...............       --               (1.35)          (3.23)          (1.52)          (1.17)
Distributions in excess of net realized gains.......       --               (0.28)          --              --              --
                                                          ------           ------          ------          ------        --------
Total distributions.................................       (0.15)           (1.81)          (3.38)          (1.75)          (1.49)
                                                          ------           ------          ------          ------        --------
Net asset value, end of period......................      $ 9.17           $10.19          $12.14          $12.98        $  13.49
                                                          ======           ======          ======          ======        ========
TOTAL RETURN(B).....................................       (8.45)%          (1.81)%         27.01%          10.83%          15.86%
                                                          ======           ======          ======          ======        ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................      $11,876          $17,713         $23,695         $27,206       $ 31,748
Ratio of operating expenses to average net assets...        1.37%            1.31%           1.26%           1.22%           1.17%
Ratio of net investment income to average net
  assets............................................        1.59%(d)         1.80%           1.33%           1.78%           2.41%
Portfolio turnover rate.............................          79%             165%            176%            116%             79%
Ratio of operating expenses to average net assets
  without expense waivers...........................        1.37%            1.31%           1.26%           1.22%           1.17%

------------
(a) The Munder Balanced Fund Class K Shares commenced operations on April 16, 1993.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been the same listed above and the ratio of net investment income to average net assets would have been 1.60%.

                       See Notes to Financial Statements.

Munder Bio(Tech)(2) Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                       K SHARES
                                                              --------------------------
                                                              YEAR            PERIOD
                                                              ENDED           ENDED
                                                              6/30/02(C)      6/30/01(C)
                                                              --------------------------
Net asset value, beginning of period........................   $  7.52         $ 10.00
                                                               -------         -------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss.........................................     (0.13)          (0.12)
Net realized and unrealized loss on investments.............     (3.49)          (2.36)
                                                               -------         -------
Total from investment operations............................     (3.62)          (2.48)
                                                               -------         -------
Net asset value, end of period..............................   $  3.90         $  7.52
                                                               =======         =======
TOTAL RETURN(B).............................................    (48.21)%        (24.80)%
                                                               =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................   $ --   (e)      $    21
Ratio of operating expenses to average net assets...........      2.25%           3.22%(d)
Ratio of net investment loss to average net assets..........     (2.17)%         (2.75)%(d)
Portfolio turnover rate.....................................        57%             26%
Ratio of operating expenses to average net assets without
  expense reimbursements and waivers........................      2.68%           3.22%(d)

------------
(a) The Munder Bio(Tech)(2) Fund Class K Shares commenced operations on November 1, 2000.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average share method.

(d) Annualized.

(e) Net assets at end of period were less than $1,000.

                       See Notes to Financial Statements.

Munder Future Technology Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                               K SHARES
                                                                ---------------------------------------
                                                                YEAR            YEAR            PERIOD
                                                                ENDED           ENDED           ENDED
                                                                6/30/02(C)      6/30/01(C)      6/30/00
                                                                ---------------------------------------
Net asset value, beginning of period........................      $ 6.54          $18.10        $ 14.40
                                                                  ------          ------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss.........................................       (0.11)          (0.14)         (0.01)
Net realized and unrealized gain/(loss) on investments......       (3.04)         (11.42)          3.71
                                                                  ------          ------        -------
Total from investment operations............................       (3.15)         (11.56)          3.70
                                                                  ------          ------        -------
Net asset value, end of period..............................      $ 3.39          $ 6.54        $ 18.10
                                                                  ======          ======        =======
TOTAL RETURN(B).............................................      (48.17)%        (63.87)%        25.69%
                                                                  ======          ======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $  641          $9,400        $11,159
Ratio of operating expenses to average net assets...........        2.56%           1.89%          1.60%(d)
Ratio of net investment loss to average net assets..........       (2.25)%         (1.37)%        (1.27)%(d)
Portfolio turnover rate.....................................          89%            145%            53%
Ratio of operating expenses to average net assets without
  expense waivers...........................................        2.59%           1.95%          1.64%(d)

------------
(a) The Munder Future Technology Fund Class K Shares commenced operations on May 25, 2000.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

Munder Index 500 Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                 K SHARES
                                                   --------------------------------------------------------------------
                                                   YEAR           YEAR           YEAR           YEAR           YEAR
                                                   ENDED          ENDED          ENDED          ENDED          ENDED
                                                   6/30/02        6/30/01        6/30/00        6/30/99        6/30/98
                                                   --------------------------------------------------------------------
Net asset value, beginning of period.........      $  25.56       $  30.69       $  29.29       $  24.44       $  20.94
                                                   --------       --------       --------       --------       --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income........................          0.19           0.18           0.21           0.22           0.28
Net realized and unrealized gain/(loss) on
  investments................................         (4.92)         (4.85)          1.67           5.09           5.48
                                                   --------       --------       --------       --------       --------
Total from investment operations.............         (4.73)         (4.67)          1.88           5.31           5.76
                                                   --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income.........         (0.19)         (0.18)         (0.20)         (0.22)         (0.27)
Distributions from net realized gains........         --             (0.27)         (0.28)         (0.24)         (1.99)
Distributions in excess of net realized
  gains......................................         --             (0.01)         --             --             --
                                                   --------       --------       --------       --------       --------
Total distributions..........................         (0.19)         (0.46)         (0.48)         (0.46)         (2.26)
                                                   --------       --------       --------       --------       --------
Net asset value, end of period...............      $  20.64       $  25.56       $  30.69       $  29.29       $  24.44
                                                   ========       ========       ========       ========       ========
TOTAL RETURN(B)..............................        (18.56)%       (15.36)%         6.63%         21.99%         29.42%
                                                   ========       ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).........      $207,675       $267,827       $328,059       $272,450       $168,639
Ratio of operating expenses to average net
  assets.....................................          0.64%          0.61%          0.60%          0.55%          0.53%
Ratio of net investment income to average net
  assets.....................................          0.83%          0.66%          0.70%          0.96%          1.23%
Portfolio turnover rate......................             3%             9%             8%             6%             8%
Ratio of operating expenses to average net
  assets without expense waivers.............          0.64%          0.61%          0.61%          0.60%          0.60%

------------
(a) The Munder Index 500 Fund Class K Shares commenced operations on December 7, 1992.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

Munder International Equity Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                      K SHARES
                                                      ------------------------------------------------------------------------
                                                      YEAR            YEAR          YEAR             YEAR             YEAR
                                                      ENDED           ENDED         ENDED            ENDED            ENDED
                                                      6/30/02(C)      6/30/01       6/30/00(C)       6/30/99(C)       6/30/98
                                                      ------------------------------------------------------------------------
Net asset value, beginning of period............       $ 12.14        $ 18.03        $  16.22         $  15.03        $  15.74
                                                       -------        -------        --------         --------        --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income...........................          0.11           0.09            0.25             0.16            0.16
Net realized and unrealized gain/(loss) on
  investments...................................         (1.68)         (4.65)           3.43             1.43            0.32
                                                       -------        -------        --------         --------        --------
Total from investment operations................         (1.57)         (4.56)           3.68             1.59            0.48
                                                       -------        -------        --------         --------        --------
LESS DISTRIBUTIONS:
Dividends from net investment income............         (0.04)         (0.10)          (0.28)           (0.17)          (0.19)
Distributions from net realized gains...........         --             (1.23)          (1.59)           (0.23)          (1.00)
                                                       -------        -------        --------         --------        --------
Total distributions.............................         (0.04)         (1.33)          (1.87)           (0.40)          (1.19)
                                                       -------        -------        --------         --------        --------
Net asset value, end of period..................       $ 10.53        $ 12.14        $  18.03         $  16.22        $  15.03
                                                       =======        =======        ========         ========        ========
TOTAL RETURN(B).................................        (12.96)%       (26.51)%         23.51%           10.94%           4.24%
                                                       =======        =======        ========         ========        ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............       $63,082        $80,634        $118,766         $106,106        $105,916
Ratio of operating expenses to average net
  assets........................................          1.38%          1.38%           1.30%            1.29%           1.25%
Ratio of net investment income to average net
  assets........................................          0.98%          0.62%           1.44%            1.09%           1.03%
Portfolio turnover rate.........................            22%            27%             18%              23%             41%
Ratio of operating expenses to average net
  assets without expense waivers................          1.38%          1.38%           1.30%            1.29%           1.25%

------------
(a) The Munder International Equity Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Munder Large-Cap Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                 K SHARES
                                                                ----------
                                                                PERIOD
                                                                ENDED
                                                                6/30/02(C)
                                                                ----------
Net asset value, beginning of period........................      $ 6.90
                                                                  ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss.........................................       (0.01)
Net realized and unrealized gain/(loss) on investments......       (0.86)
                                                                  ------
Total from investment operations............................       (0.87)
                                                                  ------
Net asset value, end of period..............................      $ 6.03
                                                                  ======
TOTAL RETURN(B).............................................      (12.61)%
                                                                  ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $    3
Ratio of operating expenses to average net assets...........        1.59%(d)
Ratio of net investment loss to average net assets..........       (0.91)%(d)
Portfolio turnover rate.....................................          69%
Ratio of operating expenses to average net assets without
  expense waivers...........................................        1.60%(d)

------------
(a) The Munder Large-Cap Growth Fund Class K Shares commenced operations on April 30, 2002.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

Munder Large-Cap Value Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                 K SHARES
                                                     -----------------------------------------------------------------
                                                     YEAR         YEAR          YEAR            YEAR          YEAR
                                                     ENDED        ENDED         ENDED           ENDED         ENDED
                                                     6/30/02      6/30/01       6/30/00(C)      6/30/99       6/30/98
                                                     -----------------------------------------------------------------
Net asset value, beginning of period...............  $ 13.06      $ 11.84        $  15.00       $  15.64      $  15.23
                                                     -------      --------       --------       --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..............................     0.05         0.08            0.18           0.21          0.28
Net realized and unrealized gain/(loss) on
  investments......................................    (1.24)        1.69           (2.59)          0.72          2.97
                                                     -------      --------       --------       --------      --------
Total from investment operations...................    (1.19)        1.77           (2.41)          0.93          3.25
                                                     -------      --------       --------       --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income...............    (0.04)       (0.07)          (0.18)         (0.18)        (0.28)
Distributions from net realized gains..............    (0.40)       (0.48)          (0.57)         (1.39)        (2.56)
                                                     -------      --------       --------       --------      --------
Total distributions................................    (0.44)       (0.55)          (0.75)         (1.57)        (2.84)
                                                     -------      --------       --------       --------      --------
Net asset value, end of period.....................  $ 11.43      $ 13.06        $  11.84       $  15.00      $  15.64
                                                     =======      ========       ========       ========      ========
TOTAL RETURN(B)....................................    (8.98)%      15.22%         (16.49)%         6.95%        23.00%
                                                     =======      ========       ========       ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............  $55,232      $80,625        $110,257       $205,364      $216,387
Ratio of operating expenses to average net
  assets...........................................     1.28%        1.22%           1.23%          1.21%         1.19%
Ratio of net investment income to average net
  assets...........................................     0.34%        0.52%           1.37%          1.45%         1.78%
Portfolio turnover rate............................       30%          65%             91%            50%           73%
Ratio of operating expenses to average net assets
  without expense waivers..........................     1.28%        1.22%           1.23%          1.21%         1.19%

------------
(a) The Munder Large-Cap Value Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Munder Micro-Cap Equity Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                         K SHARES
                                                            ------------------------------------------------------------------
                                                            YEAR          YEAR          YEAR          YEAR          YEAR
                                                            ENDED         ENDED         ENDED         ENDED         ENDED
                                                            6/30/02(C)    6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98(C)
                                                            ------------------------------------------------------------------
Net asset value, beginning of period....................      $25.37        $28.75        $18.15        $17.00        $12.82
                                                              ------        ------        ------        ------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss.....................................       (0.27)        (0.31)        (0.31)        (0.18)        (0.17)
Net realized and unrealized gain/(loss) on
  investments...........................................        0.03         (2.06)        10.91          1.63          4.99
                                                              ------        ------        ------        ------        ------
Total from investment operations........................       (0.24)        (2.37)        10.60          1.45          4.82
                                                              ------        ------        ------        ------        ------
LESS DISTRIBUTIONS:
Distributions from net realized gains...................       --            (1.00)        --            (0.30)        (0.64)
Distributions from net realized gains...................       --            (0.01)        --            --            --
                                                              ------        ------        ------        ------        ------
Total distributions.....................................       --            (1.01)        --            (0.30)        (0.64)
                                                              ------        ------        ------        ------        ------
Net asset value, end of period..........................      $25.13        $25.37        $28.75        $18.15        $17.00
                                                              ======        ======        ======        ======        ======
TOTAL RETURN(B).........................................       (0.95)%       (8.30)%       58.40%         9.04%        37.90%
                                                              ======        ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................      $5,300        $7,014        $6,393        $2,740        $3,050
Ratio of operating expenses to average net assets.......        1.66%         1.65%         1.68%         1.53%         1.53%
Ratio of net investment loss to average net assets......       (1.12)%       (1.28)%       (1.23)%       (1.21)%       (0.98)%
Portfolio turnover rate.................................         118%          142%          187%          184%          172%
Ratio of operating expenses to average net assets
  without expense waivers...............................        1.67%         1.65%         1.68%         1.64%         1.78%

------------
(a) The Munder Micro-Cap Equity Fund Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Munder Multi-Season Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                K SHARES
                                                ------------------------------------------------------------------------
                                                YEAR            YEAR            YEAR            YEAR          YEAR
                                                ENDED           ENDED           ENDED           ENDED         ENDED
                                                6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99       6/30/98(C)
                                                ------------------------------------------------------------------------
Net asset value, beginning of period..........   $  15.66        $  20.63        $  22.04       $  21.42       $  18.00
                                                 --------        --------        --------       --------       --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)..................      (0.03)          (0.05)          (0.03)         (0.02)          0.00(d)
Net realized and unrealized gain/(loss) on
  investments.................................      (3.34)          (2.63)          (0.01)          2.22           4.35
                                                 --------        --------        --------       --------       --------
Total from investment operations..............      (3.37)          (2.68)          (0.04)          2.20           4.35
                                                 --------        --------        --------       --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income..........     --              --              --              --             (0.01)
Distributions from net realized gains.........      (0.55)          (2.29)          (1.37)         (1.58)         (0.92)
Distributions from capital....................      (0.00)(d)      --              --              --            --
                                                 --------        --------        --------       --------       --------
Total distributions...........................      (0.55)          (2.29)          (1.37)         (1.58)         (0.93)
                                                 --------        --------        --------       --------       --------
Net asset value, end of period................   $  11.74        $  15.66        $  20.63       $  22.04       $  21.42
                                                 ========        ========        ========       ========       ========
TOTAL RETURN(B)...............................     (21.63)%        (14.41)%          0.27%         11.40%         25.05%
                                                 ========        ========        ========       ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)..........   $121,485        $195,746        $280,339       $327,355       $275,378
Ratio of operating expenses to average net
  assets......................................       1.21%           1.21%           1.24%          1.22%          1.21%
Ratio of net investment income/(loss) to
  average net assets..........................      (0.19)%         (0.30)%         (0.14)%        (0.09)%         0.00%(e)
Portfolio turnover rate.......................         20%             38%             44%            53%            34%
Ratio of operating expenses to average net
  assets without expense waivers..............       1.21%           1.42%           1.42%          1.39%          1.39%

------------
(a) The Munder Multi-Season Growth Fund Class K Shares commenced operations on June 23, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

(e) Amount represents less than 0.01%.

                       See Notes to Financial Statements.

Munder NetNet Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                   K SHARES
                                                                  ----------
                                                                  PERIOD
                                                                  ENDED
                                                                  6/30/02(C)
                                                                  ----------
Net asset value, beginning of period........................        $12.45
                                                                    ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss.........................................         (0.03)
Net realized and unrealized loss on investments.............         (1.76)
                                                                    ------
Total from investment operations............................         (1.79)
                                                                    ------
Net asset value, end of period..............................        $10.66
                                                                    ======
TOTAL RETURN(B).............................................        (14.38)%
                                                                    ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................        $  610
Ratio of operating expenses to average net assets...........          2.60%(d)
Ratio of net investment loss to average net assets..........         (1.71)%(d)
Portfolio turnover rate.....................................            50%
Ratio of operating expenses to average net assets without
  expense waivers...........................................          2.64%(d)

------------
(a) The Munder NetNet Fund Class K Shares commenced operations on April 30,
    2002.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

Munder Power Plus Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                       K SHARES
                                                                -----------------------
                                                                YEAR            PERIOD
                                                                ENDED           ENDED
                                                                6/30/02(C)      6/30/01
                                                                -----------------------
Net asset value, beginning of period........................      $ 9.86        $10.00
                                                                  ------        ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss.........................................       (0.09)        (0.01)
Net realized and unrealized loss on investments.............       (2.29)        (0.13)
                                                                  ------        ------
Total from investment operations............................       (2.38)        (0.14)
                                                                  ------        ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain................       (0.06)         --
Distributions from capital..................................       (0.00)(e)
                                                                  ------        ------
Total distributions.........................................       (0.06)         --
                                                                  ------        ------
Net asset value, end of period..............................      $ 7.42        $ 9.86
                                                                  ======        ======
TOTAL RETURN(B).............................................      (24.11)%       (1.40)%
                                                                  ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $   43        $   62
Ratio of operating expenses to average net assets...........        1.76%         1.50%(d)
Ratio of net investment loss to average net assets..........       (1.15)%       (0.41)(d)
Portfolio turnover rate.....................................         107%           36%
Ratio of operating expenses to average net assets without
  expense waivers...........................................        1.76%         1.50%(d)

------------
(a) The Munder Power Plus Fund Class K Shares commenced operations on March 13, 2001.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                        K SHARES
                                                         -----------------------------------------------------------------------
                                                         YEAR            YEAR         YEAR            YEAR            YEAR
                                                         ENDED           ENDED        ENDED           ENDED           ENDED
                                                         6/30/02(C)      6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                         -----------------------------------------------------------------------
Net asset value, beginning of period...................   $ 13.20        $12.09        $ 12.78         $ 14.94         $ 14.40
                                                          -------        -------       -------         -------         -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..................................      0.58          0.43           0.56            0.58            0.69
Net realized and unrealized gain/(loss) on
  investments..........................................      1.52          1.29          (0.57)          (1.64)           0.61
                                                          -------        -------       -------         -------         -------
Total from investment operations.......................      2.10          1.72          (0.01)          (1.06)           1.30
                                                          -------        -------       -------         -------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income...................     (0.50)        (0.43)         (0.56)          (0.61)          (0.62)
Distributions from net realized gains..................     --             --            --              (0.39)          (0.14)
Distributions from capital.............................     (0.17)        (0.18)         (0.12)          (0.10)          --
                                                          -------        -------       -------         -------         -------
Total distributions....................................     (0.67)        (0.61)         (0.68)          (1.10)          (0.76)
                                                          -------        -------       -------         -------         -------
Net asset value, end of period.........................   $ 14.63        $13.20        $ 12.09         $ 12.78         $ 14.94
                                                          =======        =======       =======         =======         =======
TOTAL RETURN(B)........................................     16.55%        14.73%          0.55%          (6.66)%          8.92%
                                                          =======        =======       =======         =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...................   $ 2,331        $1,712        $ 1,234         $ 2,277         $ 2,145
Ratio of operating expenses to average net assets......      1.20%         1.30%          1.33%           1.27%           1.28%
Ratio of net investment income to average net assets...      4.33%         4.83%          4.90%           4.50%           4.15%
Portfolio turnover rate................................        39%           30%            15%             22%             15%
Ratio of operating expenses to average net assets
  without expense waivers..............................      1.21%         1.30%          1.33%           1.27%           1.28%

------------
(a) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Munder Small-Cap Value Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                         K SHARES
                                                         ------------------------------------------------------------------------
                                                         YEAR            YEAR          YEAR            YEAR            YEAR
                                                         ENDED           ENDED         ENDED           ENDED           ENDED
                                                         6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                         ------------------------------------------------------------------------
Net asset value, beginning of period.................      $16.40        $12.17         $ 13.11         $ 14.25         $ 12.04
                                                           ------        ------         -------         -------         -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income................................        0.09          0.18            0.04            0.05            0.08
Net realized and unrealized gain/(loss) on
  investments........................................        1.43          4.17           (0.92)          (0.85)           2.83
                                                           ------        ------         -------         -------         -------
Total from investment operations.....................        1.52          4.35           (0.88)          (0.80)           2.91
                                                           ------        ------         -------         -------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income.................       (0.05)        (0.12)          (0.06)          (0.06)          (0.06)
Distributions in excess of net investment income.....       --             --             --              (0.01)          --
Distributions from net realized capital gains........       (0.94)         --             --              (0.27)          (0.64)
                                                           ------        ------         -------         -------         -------
Total distributions..................................       (0.99)        (0.12)          (0.06)          (0.34)          (0.70)
                                                           ------        ------         -------         -------         -------
Net asset value, end of period.......................      $16.93        $16.40         $ 12.17         $ 13.11         $ 14.25
                                                           ======        ======         =======         =======         =======
TOTAL RETURN(B)......................................       10.52%        35.87%          (6.73)%         (5.33)%         24.53%
                                                           ======        ======         =======         =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................      $6,530        $9,673         $15,571         $74,472         $84,699
Ratio of operating expenses to average net assets....        1.41%         1.29%           1.31%           1.23%           1.27%
Ratio of net investment income to average net
  assets.............................................        0.56%         0.92%           0.31%           0.45%           0.56%
Portfolio turnover rate..............................          85%          140%             76%             69%             53%
Ratio of operating expenses to average net assets
  without expense waivers............................        1.42%         1.29%           1.31%           1.23%           1.27%

------------
(a) The Munder Small-Cap Value Fund Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Munder Small Company Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                       K SHARES
                                                     ----------------------------------------------------------------------------
                                                     YEAR            YEAR            YEAR            YEAR              YEAR
                                                     ENDED           ENDED           ENDED           ENDED             ENDED
                                                     6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)        6/30/98(C)
                                                     ----------------------------------------------------------------------------
Net asset value, beginning of period.............     $ 14.75         $ 19.88         $ 16.54         $  19.96          $  21.62
                                                      -------         -------         -------         --------          --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss..............................       (0.11)          (0.11)          (0.15)           (0.07)            (0.13)
Net realized and unrealized gain/(loss) on
  investments....................................       (3.45)          (4.05)           3.49            (2.14)             2.58
                                                      -------         -------         -------         --------          --------
Total from investment operations.................       (3.56)          (4.16)           3.34            (2.21)             2.45
                                                      -------         -------         -------         --------          --------
LESS DISTRIBUTIONS:
Distributions from net realized capital gains....       --              (0.44)          --               (1.21)            (4.11)
Distributions in excess of net realized gains....       --              (0.42)          --              --                --
Distributions from capital.......................       --              (0.11)          --              --                --
                                                      -------         -------         -------         --------          --------
Total distributions..............................       --              (0.97)          --               (1.21)            (4.11)
                                                      -------         -------         -------         --------          --------
Net asset value, end of period...................     $ 11.19         $ 14.75         $ 19.88         $  16.54          $  19.96
                                                      =======         =======         =======         ========          ========
TOTAL RETURN(B)..................................      (24.07)%        (21.43)%         20.33%          (10.92)%           12.36%
                                                      =======         =======         =======         ========          ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............     $10,506         $25,378         $55,092         $123,341          $159,837
Ratio of operating expenses to average net
  assets.........................................        1.33%           1.28%           1.26%            1.22%             1.20%
Ratio of net investment loss to average net
  assets.........................................       (0.91)%         (0.69)%         (0.89)%          (0.44)%           (0.57)%
Portfolio turnover rate..........................          61%            162%            158%             108%              123%
Ratio of operating expenses to average net assets
  without expense waivers........................        1.33%           1.28%           1.26%            1.22%             1.20%

------------
(a) The Munder Small Company Growth Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Munder Framlington Emerging Markets Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                   K SHARES
                                                    -----------------------------------------------------------------------
                                                    YEAR            YEAR         YEAR            YEAR            YEAR
                                                    ENDED           ENDED        ENDED           ENDED           ENDED
                                                    6/30/02(C)      6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                    -----------------------------------------------------------------------
Net asset value, beginning of period..............   $  8.53        $ 12.62       $ 11.60         $  8.99         $ 12.92
                                                     -------        -------       -------         -------         -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)......................      0.00(d)       (0.06)         0.00(d)         0.03            0.10
Net realized and unrealized gain/(loss) on
  investments.....................................      0.03          (3.99)         1.02            2.58           (3.72)
                                                     -------        -------       -------         -------         -------
Total from investment operations..................      0.03          (4.05)         1.02            2.61           (3.62)
                                                     -------        -------       -------         -------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income..............     --             (0.04)        --              --              (0.04)
Distributions from net realized gains.............     --             --            --              --              (0.05)
Distributions in excess of net realized gains.....     --             --            --              --              (0.22)
Distributions from capital........................     (0.00)(d)      --            --              --              --
                                                     -------        -------       -------         -------         -------
Total distributions...............................     (0.00)(d)      (0.04)        --              --              (0.31)
                                                     -------        -------       -------         -------         -------
Net asset value, end of period....................   $  8.56        $  8.53       $ 12.62         $ 11.60         $  8.99
                                                     =======        =======       =======         =======         =======
TOTAL RETURN(B)...................................      0.41%        (32.17)%        8.79%          29.03%         (28.34)%
                                                     =======        =======       =======         =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............   $14,823        $26,696       $41,167         $36,438         $31,790
Ratio of operating expenses to average net
  assets..........................................      1.95%          2.02%         1.98%           1.85%           1.89%
Ratio of net investment income/(loss) to average
  net assets......................................      0.04%         (0.54)%       (0.02)%          0.39%           0.93%
Portfolio turnover rate...........................       230%           223%          177%            159%             94%
Ratio of operating expenses to average net assets
  without expense waivers and reimbursements......      1.96%          2.08%         2.14%           2.12%           2.14%

------------
(a) The Munder Framlington Emerging Markets Fund Class K Shares commenced operations on January 10, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

Munder Framlington Healthcare Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                         K SHARES
                                                            ------------------------------------------------------------------
                                                            YEAR          YEAR          YEAR          YEAR          YEAR
                                                            ENDED         ENDED         ENDED         ENDED         ENDED
                                                            6/30/02(C)    6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98(C)
                                                            ------------------------------------------------------------------
Net asset value, beginning of period....................      $25.29        $28.31        $10.44        $11.80        $10.89
                                                              ------        ------        ------        ------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss.....................................       (0.32)        (0.34)        (0.19)        (0.13)        (0.14)
Net realized and unrealized gain/(loss) on
  investments...........................................       (8.88)        (1.92)        18.06         (1.13)         1.05
                                                              ------        ------        ------        ------        ------
Total from investment operations........................       (9.20)        (2.26)        17.87         (1.26)         0.91
                                                              ------        ------        ------        ------        ------
LESS DISTRIBUTIONS:
Distributions from net realized gains...................       --            (0.55)        --            (0.08)        --
Distributions in excess of net realized gains...........       --            (0.21)        --            (0.02)        --
                                                              ------        ------        ------        ------        ------
Total distributions.....................................       --            (0.76)        --            (0.10)        --
                                                              ------        ------        ------        ------        ------
Net asset value, end of period..........................      $16.09        $25.29        $28.31        $10.44        $11.80
                                                              ======        ======        ======        ======        ======
TOTAL RETURN(B).........................................      (36.35)%       (8.32)%      170.91%       (10.70)%        8.45%
                                                              ======        ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................      $  437        $  990        $  387        $   60        $  163
Ratio of operating expenses to average net assets.......        1.63%         1.55%         1.61%         1.61%         1.62%
Ratio of net investment loss to average net assets......       (1.54)%       (1.28)%       (1.01)%       (1.27)%       (1.21)%
Portfolio turnover rate.................................          38%           45%           60%           49%           47%
Ratio of operating expenses to average net assets
  without expense waivers and reimbursements............        1.72%         1.55%         1.63%         1.92%         2.40%

------------
(a) The Munder Framlington Healthcare Fund Class K Shares commenced operations on April 1, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Munder Framlington International Growth Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                         K SHARES
                                                            ------------------------------------------------------------------
                                                            YEAR          YEAR          YEAR          YEAR          YEAR
                                                            ENDED         ENDED         ENDED         ENDED         ENDED
                                                            6/30/02(C)    6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98(C)
                                                            ------------------------------------------------------------------
Net asset value, beginning of period....................      $10.00        $15.75        $12.75        $11.92        $11.35
                                                              ------        ------        ------        ------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)............................       (0.00)(d)     (0.03)        (0.05)        (0.02)         0.02
Net realized and unrealized gain/(loss) on
  investments...........................................       (1.47)        (4.61)         3.72          0.86          0.61
                                                              ------        ------        ------        ------        ------
Total from investment operations........................       (1.47)        (4.64)         3.67          0.84          0.63
                                                              ------        ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income....................       --            --            (0.08)        --            (0.02)
Distributions in excess of net investment income........       --            --            (0.05)        --            --
Distributions from net realized gains...................       (0.11)        (1.11)        (0.54)        (0.01)        (0.03)
Distributions in excess of net realized gains...........       --            --            --            --            (0.01)
Distributions from capital..............................       (0.00)(d)     --            --            --            --
                                                              ------        ------        ------        ------        ------
Total distributions.....................................       (0.11)        (1.11)        (0.67)        (0.01)        (0.06)
                                                              ------        ------        ------        ------        ------
Net asset value, end of period..........................      $ 8.42        $10.00        $15.75        $12.75        $11.92
                                                              ======        ======        ======        ======        ======
TOTAL RETURN(B).........................................      (14.65)%      (31.19)%       28.98%         7.02%         5.60%
                                                              ======        ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................      $1,095        $4,691        $2,839        $1,834        $2,271
Ratio of operating expenses to average net assets.......        1.69%         1.72%         1.69%         1.61%         1.62%
Ratio of net investment income/(loss) to average net
  assets................................................       (0.04)%       (0.29)%       (0.34)%       (0.17)%        0.21%
Portfolio turnover rate.................................         173%          119%           65%           66%           38%
Ratio of operating expenses to average net assets
  without expense waivers and reimbursements............        1.87%         1.81%         1.71%         1.76%         1.82%

------------
(a) The Munder Framlington International Growth Fund Class K Shares commenced operations on January 10, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

Munder Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                   K SHARES
                                                  --------------------------------------------------------------------------
                                                  YEAR            YEAR            YEAR            YEAR            YEAR
                                                  ENDED           ENDED           ENDED           ENDED           ENDED
                                                  6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)
                                                  --------------------------------------------------------------------------
Net asset value, beginning of period............   $  9.50         $  9.24         $  9.62         $  9.99         $  9.57
                                                   -------         -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................      0.53(d)         0.60            0.57            0.58            0.59
Net realized and unrealized gain/(loss) on
  investments...................................     (0.12)           0.28           (0.32)          (0.40)           0.40
                                                   -------         -------         -------         -------         -------
Total from investment operations................      0.41            0.88            0.25            0.18            0.99
                                                   -------         -------         -------         -------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income............     (0.56)          (0.62)          (0.57)          (0.55)          (0.57)
Distributions from net realized capital gains...     --              --              (0.06)          --              --
                                                   -------         -------         -------         -------         -------
Total distributions.............................     (0.56)          (0.62)          (0.63)          (0.55)          (0.57)
                                                   -------         -------         -------         -------         -------
Net asset value, end of period..................   $  9.35         $  9.50         $  9.24         $  9.62         $  9.99
                                                   =======         =======         =======         =======         =======
TOTAL RETURN(B).................................      4.41%           9.79%           2.68%           1.72%          10.57%
                                                   =======         =======         =======         =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $46,312         $48,685         $40,150         $51,465         $43,281
Ratio of operating expenses to average net
  assets........................................      0.95%           0.98%           0.99%           0.97%           0.96%
Ratio of net investment income to average net
  assets........................................      5.59%(d)        6.30%           6.10%           5.77%           5.93%
Portfolio turnover rate.........................       185%            347%            205%            142%            222%
Ratio of operating expenses to average net
  assets without expense waivers................      0.95%           0.98%           0.99%           0.97%           0.96%

------------
(a) The Munder Bond Fund Class K Shares commenced operations on November 23,
    1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.55 and the ratio of net investment income to average net assets would have been 5.84%.

                       See Notes to Financial Statements.

Munder Intermediate Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                  K SHARES
                                               -------------------------------------------------------------------------------
                                               YEAR                YEAR           YEAR             YEAR             YEAR
                                               ENDED               ENDED          ENDED            ENDED            ENDED
                                               6/30/01(C)          6/30/01        6/30/00(C)       6/30/99(C)       6/30/98(C)
                                               -------------------------------------------------------------------------------
Net asset value, beginning of period.......     $   9.37           $   9.08        $   9.26         $   9.50         $   9.33
                                                --------           --------        --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................         0.49(d)            0.55            0.51             0.51             0.55
Net realized and unrealized gain/(loss) on
  investments..............................         0.13               0.29           (0.17)           (0.24)            0.15
                                                --------           --------        --------         --------         --------
Total from investment operations...........         0.62               0.84            0.34             0.27             0.70
                                                --------           --------        --------         --------         --------
LESS DISTRIBUTIONS:
Dividends from net investment income.......        (0.51)             (0.55)          (0.52)           (0.51)           (0.53)
                                                --------           --------        --------         --------         --------
Total distributions........................        (0.51)             (0.55)          (0.52)           (0.51)           (0.53)
                                                --------           --------        --------         --------         --------
Net asset value, end of period.............     $   9.48           $   9.37        $   9.08         $   9.26         $   9.50
                                                ========           ========        ========         ========         ========
TOTAL RETURN(B)............................         6.72%              9.50%           3.80%            2.83%            7.73%
                                                ========           ========        ========         ========         ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).......     $242,929           $254,904        $268,001         $339,622         $355,840
Ratio of operating expenses to average net
  assets...................................         0.94%              0.96%           0.96%            0.95%            0.93%
Ratio of net investment income to average
  net assets...............................         5.13%(d)           5.87%           5.63%            5.38%            5.77%
Portfolio turnover rate....................           85%               179%            130%             128%             194%
Ratio of operating expenses to average net
  assets without expense waivers...........         0.94%              0.96%           0.96%            0.95%            0.93%

------------
(a) The Munder Intermediate Bond Fund Class K Shares commenced operations on November 20, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.50 and the ratio of net investment income to average net assets would have been 5.28%.

                       See Notes to Financial Statements.

Munder International Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                          K SHARES
                                                              -----------------------------------------------------------------
                                                              YEAR          YEAR          YEAR          YEAR            YEAR
                                                              ENDED         ENDED         ENDED         ENDED           ENDED
                                                              6/30/02(C)    6/30/01(C)    6/30/00(C)    6/30/99(C)      6/30/98
                                                              -----------------------------------------------------------------
Net asset value, beginning of period......................      $ 8.61        $ 9.29        $ 9.75        $ 9.67        $ 9.83
                                                                ------        ------        ------        ------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.....................................        0.26          0.25          0.28          0.31          0.19
Net realized and unrealized gain/(loss) on investments....        0.99         (0.93)        (0.24)         0.10         (0.11)
                                                                ------        ------        ------        ------        ------
Total from investment operations..........................        1.25         (0.68)         0.04          0.41          0.08
                                                                ------        ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income......................       (0.14)        --            (0.50)        (0.18)        (0.22)
Distributions from net realized gains.....................       --            --            --            (0.15)        (0.02)
Distributions from capital................................       (0.00)(d)     --            --            --             --
                                                                ------        ------        ------        ------        ------
Total distributions.......................................       (0.14)        --            (0.50)        (0.33)        (0.24)
                                                                ------        ------        ------        ------        ------
Net asset value, end of period............................      $ 9.72        $ 8.61        $ 9.29        $ 9.75        $ 9.67
                                                                ======        ======        ======        ======        ======
TOTAL RETURN(B)...........................................       14.60%        (7.32)%        0.24%         3.92%         0.80%
                                                                ======        ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......................      $    7        $   95        $   44        $   27        $   77
Ratio of operating expenses to average net assets.........        1.14%         1.10%         1.16%         1.14%         1.11%
Ratio of net investment income to average net assets......        2.83%         2.78%         2.94%         3.03%         3.53%
Portfolio turnover rate...................................          25%           87%          138%           59%           81%
Ratio of operating expenses to average net assets without
  expense waivers.........................................        1.14%         1.10%         1.16%         1.14%         1.11%

------------
(a) The Munder International Bond Fund Class K Shares commenced operations on March 25, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

Munder U.S. Government Income Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                             K SHARES
                                              ----------------------------------------------------------------------
                                              YEAR            YEAR          YEAR            YEAR            YEAR
                                              ENDED           ENDED         ENDED           ENDED           ENDED
                                              6/30/02(C)      6/30/01       6/30/00(C)      6/30/99(C)      6/30/98
                                              ----------------------------------------------------------------------
Net asset value, beginning of period........   $  10.21       $   9.79       $  10.03        $  10.38       $  10.09
                                               --------       --------       --------        --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................       0.56(e)        0.59           0.60            0.59           0.60
Net realized and unrealized gain/(loss) on
  investments...............................       0.36           0.44          (0.24)          (0.37)          0.36
                                               --------       --------       --------        --------       --------
Total from investment operations............       0.92           1.03           0.36            0.22           0.96
                                               --------       --------       --------        --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income........      (0.58)         (0.61)         (0.60)          (0.55)         (0.61)
Distributions from net realized gains.......     --              --             (0.00)(d)       (0.01)         (0.06)
Distributions in excess of net realized
  gains.....................................     --              --             (0.00)(d)       (0.01)         --
                                               --------       --------       --------        --------       --------
Total distributions.........................      (0.58)         (0.61)         (0.60)          (0.57)         (0.67)
                                               --------       --------       --------        --------       --------
Net asset value, end of period..............   $  10.55       $  10.21       $   9.79        $  10.03       $  10.38
                                               ========       ========       ========        ========       ========
TOTAL RETURN(B).............................       9.25%         10.74%          3.74%           2.11%          9.70%
                                               ========       ========       ========        ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)........   $153,065       $170,872       $177,334        $213,327       $219,724
Ratio of operating expenses to average net
  assets....................................       0.94%          0.97%          0.97%           0.96%          0.94%
Ratio of net investment income to average
  net assets................................       5.37%(e)       5.86%          6.07%           5.74%          6.00%
Portfolio turnover rate.....................         19%            23%            15%             23%            85%
Ratio of operating expenses to average net
  assets without expense waivers............       0.94%          0.97%          0.97%           0.96%          0.94%

------------
(a) The Munder U.S. Government Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount Represents less than $0.01 per share.

(e) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and discounts on debt securities using the effective interest method, net investment income per share would have been $0.57 and the ratio of net investment income to average net assets would have been 5.52%.

                       See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                    K SHARES
                                                       -------------------------------------------------------------------
                                                       YEAR            YEAR          YEAR          YEAR            YEAR
                                                       ENDED           ENDED         ENDED         ENDED           ENDED
                                                       6/30/02(C)      6/30/01       6/30/00       6/30/99(C)      6/30/98
                                                       -------------------------------------------------------------------
Net asset value, beginning of period...............     $  9.97        $  9.45       $  9.62        $ 10.06        $  9.64
                                                        -------        -------       -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................        0.39           0.39          0.39           0.39           0.42
Net realized and unrealized gain/(loss) on
  investments......................................        0.24           0.52         (0.16)         (0.28)          0.44
                                                        -------        -------       -------        -------        -------
Total from investment operations...................        0.63           0.91          0.23           0.11           0.86
                                                        -------        -------       -------        -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income...............       (0.39)         (0.39)        (0.40)         (0.39)         (0.42)
Distributions from net realized gains..............       --             --            --             (0.16)         (0.02)
                                                        -------        -------       -------        -------        -------
Total distributions................................       (0.39)         (0.39)        (0.40)         (0.55)         (0.44)
                                                        -------        -------       -------        -------        -------
Net asset value, end of period.....................     $ 10.21        $  9.97       $  9.45        $  9.62        $ 10.06
                                                        =======        =======       =======        =======        =======
TOTAL RETURN(B)....................................        6.47%          9.75%         2.48%          0.99%          9.02%
                                                        =======        =======       =======        =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............     $41,647        $45,498       $45,515        $64,065        $57,574
Ratio of operating expenses to average net
  assets...........................................        0.93%          0.98%         1.03%          1.00%          0.98%
Ratio of net investment income to average net
  assets...........................................        3.83%          3.98%         4.14%          3.89%          4.29%
Portfolio turnover rate............................          10%            11%           13%            33%            34%
Ratio of operating expenses to average net assets
  without expense waivers..........................        0.93%          0.98%         1.03%          1.00%          0.98%

------------
(a) The Munder Michigan Tax-Free Bond Fund Class K Shares commenced operations on January 3, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Munder Tax-Free Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                  K SHARES
                                                 --------------------------------------------------------------------------
                                                 YEAR             YEAR             YEAR             YEAR           YEAR
                                                 ENDED            ENDED            ENDED            ENDED          ENDED
                                                 6/30/02(C)       6/30/01(C)       6/30/00(C)       06/30/99       06/30/98
                                                 --------------------------------------------------------------------------
Net asset value, beginning of period.........     $  10.29         $   9.79         $  10.03        $  10.74       $  10.52
                                                  --------         --------         --------        --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................         0.40             0.41             0.41            0.42           0.49
Net realized and unrealized gain/(loss) on
  investments................................         0.24             0.50            (0.15)          (0.32)          0.38
                                                  --------         --------         --------        --------       --------
Total from investment operations.............         0.64             0.91             0.26            0.10           0.87
                                                  --------         --------         --------        --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income.........        (0.40)           (0.41)           (0.42)          (0.42)         (0.49)
Distributions from net realized gains........        (0.07)          --                (0.08)          (0.39)         (0.16)
                                                  --------         --------         --------        --------       --------
Total distributions..........................        (0.47)           (0.41)           (0.50)          (0.81)         (0.65)
                                                  --------         --------         --------        --------       --------
Net asset value, end of period...............     $  10.46         $  10.29         $   9.79        $  10.03       $  10.74
                                                  ========         ========         ========        ========       ========
TOTAL RETURN(B)..............................         6.38%            9.45%            2.73%           0.82%          8.43%
                                                  ========         ========         ========        ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).........     $100,635         $122,217         $134,676        $173,863       $194,077
Ratio of operating expenses to average net
  assets.....................................         0.95%            1.01%            1.00%           0.98%          0.93%
Ratio of net investment income to average net
  assets.....................................         3.83%            4.05%            4.26%           3.94%          4.60%
Portfolio turnover rate......................           17%              19%               6%             32%            61%
Ratio of operating expenses to average net
  assets without expense waivers.............         0.95%            1.01%            1.00%           0.98%          0.93%

------------
(a) The Munder Tax-Free Bond Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Munder Tax-Free Short-Intermediate Bond Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                               K SHARES
                                               ------------------------------------------------------------------------
                                               YEAR            YEAR            YEAR            YEAR            YEAR
                                               ENDED           ENDED           ENDED           ENDED           ENDED
                                               6/30/02(C)      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98
                                               ------------------------------------------------------------------------
Net asset value, beginning of period.........   $  10.40        $  10.05        $  10.22        $  10.46       $  10.41
                                                --------        --------        --------        --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................       0.37            0.39            0.38            0.38           0.43
Net realized and unrealized gain/(loss) on
  investments................................       0.21            0.35           (0.12)          (0.14)          0.13
                                                --------        --------        --------        --------       --------
Total from investment operations.............       0.58            0.74            0.26            0.24           0.56
                                                --------        --------        --------        --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income.........      (0.37)          (0.39)          (0.38)          (0.38)         (0.42)
Distributions from net realized gains........      (0.06)         --               (0.05)          (0.10)         (0.09)
                                                --------        --------        --------        --------       --------
Total distributions..........................      (0.43)          (0.39)          (0.43)          (0.48)         (0.51)
                                                --------        --------        --------        --------       --------
Net asset value, end of period...............   $  10.55        $  10.40        $  10.05        $  10.22       $  10.46
                                                ========        ========        ========        ========       ========
TOTAL RETURN(B)..............................       5.70%           7.51%           2.68%           2.27%          5.44%
                                                ========        ========        ========        ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).........   $152,770        $171,009        $201,005        $268,948       $295,601
Ratio of operating expenses to average net
  assets.....................................       0.94%           0.97%           0.97%           0.96%          0.94%
Ratio of net investment income to average net
  assets.....................................       3.55%           3.79%           3.75%           3.63%          4.07%
Portfolio turnover rate......................         10%             23%             15%             25%            27%
Ratio of operating expenses to average net
  assets without expense waivers.............       0.94%           0.97%           0.97%           0.96%          0.94%

------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class K Shares commenced operations on February 9, 1987.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Munder Cash Investment Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                               K SHARES
                                                 --------------------------------------------------------------------
                                                 YEAR           YEAR           YEAR           YEAR           YEAR
                                                 ENDED          ENDED          ENDED          ENDED          ENDED
                                                 6/30/02        6/30/01        6/30/00        6/30/99        6/30/98
                                                 --------------------------------------------------------------------
Net asset value, beginning of period.........    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                 --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................       0.021          0.053          0.051          0.046          0.050
                                                 --------       --------       --------       --------       --------
Total from investment operations.............       0.021          0.053          0.051          0.046          0.050
                                                 --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income.........      (0.021)        (0.053)        (0.051)        (0.046)        (0.050)
                                                 --------       --------       --------       --------       --------
Total distributions..........................      (0.021)        (0.053)        (0.051)        (0.046)        (0.050)
                                                 --------       --------       --------       --------       --------
Net asset value, end of period...............    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                 ========       ========       ========       ========       ========
TOTAL RETURN(B)..............................        2.08%          5.46%          5.23%          4.68%          5.14%
                                                 ========       ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).........    $702,492       $849,108       $811,582       $869,709       $672,842
Ratio of operating expenses to average net
  assets.....................................        0.66%          0.71%          0.70%          0.68%          0.66%
Ratio of net investment income to average net
  assets.....................................        2.07%          5.30%          5.11%          4.57%          5.02%
Ratio of operating expenses to average net
  assets without expense waivers.............        0.66%          0.71%          0.70%          0.68%          0.66%

------------
(a) The Munder Cash Investment Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

Munder Tax-Free Money Market Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                 K SHARES
                                                 --------------------------------------------------------------------
                                                 YEAR           YEAR           YEAR           YEAR           YEAR
                                                 ENDED          ENDED          ENDED          ENDED          ENDED
                                                 6/30/02        6/30/01        6/30/00        6/30/99        6/30/98
                                                 --------------------------------------------------------------------
Net asset value, beginning of period.........    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                 --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................       0.013          0.031          0.030          0.026          0.029
                                                 --------       --------       --------       --------       --------
Total from investment operations.............       0.013          0.031          0.030          0.026          0.029
                                                 --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income.........      (0.013)        (0.031)        (0.030)        (0.026)        (0.029)
                                                 --------       --------       --------       --------       --------
Total distributions..........................      (0.013)        (0.031)        (0.030)        (0.026)        (0.029)
                                                 --------       --------       --------       --------       --------
Net asset value, end of period...............    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                 ========       ========       ========       ========       ========
TOTAL RETURN(B)..............................        1.34%          3.19%          3.04%          2.61%          2.98%
                                                 ========       ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).........    $195,584       $246,089       $229,726       $289,536       $205,600
Ratio of operating expenses to average net
  assets.....................................        0.65%          0.71%          0.71%          0.70%          0.69%
Ratio of net investment income to average net
  assets.....................................        1.34%          3.16%          2.99%          2.57%          2.93%
Ratio of operating expenses to average net
  assets without expense waivers.............        0.65%          0.71%          0.71%          0.70%          0.69%

------------
(a) The Munder Tax-Free Money Market Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

Munder U. S. Treasury Money Market Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                  K SHARES
                                                       ---------------------------------------------------------------
                                                       YEAR          YEAR          YEAR          YEAR          YEAR
                                                       ENDED         ENDED         ENDED         ENDED         ENDED
                                                       6/30/02       6/30/01       6/30/00       6/30/99       6/30/98
                                                       ---------------------------------------------------------------
Net asset value, beginning of period...............    $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                       -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................      0.017         0.049         0.047         0.042         0.048
                                                       -------       -------       -------       -------       -------
Total from investment operations...................      0.017         0.049         0.047         0.042         0.048
                                                       -------       -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income...............     (0.017)       (0.049)       (0.047)       (0.042)       (0.048)
                                                       -------       -------       -------       -------       -------
Total distributions................................     (0.017)       (0.049)       (0.047)       (0.042)       (0.048)
                                                       -------       -------       -------       -------       -------
Net asset value, end of period.....................    $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                       =======       =======       =======       =======       =======
TOTAL RETURN(B)....................................       1.66%         4.98%         4.77%         4.33%         4.87%
                                                       =======       =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............    $24,121       $49,976       $13,440       $21,777       $41,247
Ratio of operating expenses to average net
  assets...........................................       0.70%         0.76%         0.76%         0.73%         0.72%
Ratio of net investment income to average net
  assets...........................................       1.67%         4.82%         4.65%         4.23%         4.77%
Ratio of operating expenses to average net assets
  without expense waivers..........................       0.70%         0.76%         0.76%         0.73%         0.72%

------------
(a) The Munder U. S. Treasury Money Market Fund Class K Shares commenced operations on November 25, 1992.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

The Munder Funds
        Notes To Financial Statements, June 30, 2002

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 30 portfolios currently in operation. Information presented in these financial statements pertain only to the funds set forth below (each a "Fund" and collectively, the "Funds"). The remaining funds of MFI, MFT, Framlington and the funds of St. Clair Funds, Inc. ("St. Clair") (collectively the "Munder Funds") are presented in separate reports.

MFI:                                        MFT:
EQUITY FUNDS                                EQUITY FUNDS
Munder Bio(Tech)(2) Fund                    Munder Balanced Fund
Munder Future Technology Fund               Munder Index 500 Fund
Munder Large-Cap Growth Fund                Munder International Equity Fund
Munder Micro-Cap Equity Fund                Munder Large-Cap Value Fund
Munder MidCap Select Fund                   Munder Small Company Growth Fund
Munder Multi-Season Growth Fund
Munder NetNet Fund                          INCOME FUNDS
Munder Power Plus Fund                      Munder Bond Fund
Munder Real Estate Equity Investment Fund   Munder Intermediate Bond Fund
Munder Small-Cap Value Fund                 Munder U.S. Government Income Fund
INCOME FUND                                 Munder Michigan Tax-Free Bond Fund
Munder International Bond Fund              Munder Tax-Free Bond Fund
                                            Munder Tax-Free Short Intermediate Bond Fund
FRAMLINGTON:                                MONEY MARKET FUNDS
Munder Framlington Emerging Markets Fund    Munder Cash Investment Fund
Munder Framlington Healthcare Fund          Munder Tax-Free Money Market Fund
Munder Framlington International Growth     Munder U.S. Treasury Money Market Fund
Fund

   The Equity and Income Funds (with the exception of the Munder Bio(Tech)(2) Fund, Munder Future Technology Fund, Munder Large-Cap Growth Fund, Munder MidCap Select Fund and Munder Power Plus Fund) offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. Munder Bio(Tech)(2) Fund, Munder Future Technology Fund, Munder Large-Cap Growth Fund, Munder MidCap Select Fund and Munder Power Plus Fund offer five classes of shares -- Class A, Class B, Class II, Class K and Class Y Shares. As of June 30, 2002, Class C Shares of the Munder Index 500 Fund and Class K Shares of the Munder MidCap Select Fund had not commenced operations. The Money Market Funds of MFT offer three classes of shares -- Class A, Class K and Class Y Shares. The Financial Highlights of Class A, Class B, Class C, Class II and Class Y Shares are presented in separate annual reports. Each Fund is classified as a diversified management investment company under the 1940 Act, other than Munder Future Technology Fund and Munder International Bond Fund which are each classified as non-diversified.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   On May 3, 2002, the Munder Large-Cap Growth Fund acquired all of the assets of the Munder Digital Economy Fund, each a series of MFI, and assumed all liabilities of the Munder Digital Economy Fund in exchange for shares of the Munder Large-Cap Growth Fund and the subsequent liquidation of the Munder Digital Economy Fund. The Agreement and Plan of Reorganization was approved by the shareholders of the Funds at a Special Meeting of the Shareholders held on May 1, 2002.

Number of Shares issued of Munder Large-Cap Growth Fund for
  shares of Munder Digital Economy Fund
  Class A...................................................           230,638
  Class B...................................................           513,511
  Class II..................................................           324,039
  Class K...................................................               545
  Class Y...................................................            35,040
Unrealized appreciation/(depreciation) immediately prior to
  acquisition of all assets and assumption of all
  liabilities of Munder Digital Economy Fund................       $(1,561,949)

There were no undistributed income or gain amounts unpaid prior to the merger of the Munder Digital Economy Fund.

                                                          PRIOR TO MERGER       AFTER MERGER
                                                          ---------------       ------------
Net assets of Munder Digital Economy Fund
  Class A..........................................         $ 1,568,209         $   --
  Class B..........................................           3,440,568             --
  Class II.........................................           2,164,413             --
  Class K..........................................               3,708             --
  Class Y..........................................             238,285             --
Net assets of Munder Large-Cap Growth Fund
  Class A..........................................         $   921,675         $ 2,489,884
  Class B..........................................           1,859,129           5,299,697
  Class II.........................................           7,157,909           9,322,322
  Class K..........................................                 986               4,694
  Class Y..........................................          14,391,421          14,629,706

   On May 3, 2002, the Munder Large-Cap Value Fund, a series of MFT, acquired all of the assets of the Munder Framlington Global Financial Services Fund, a series of Framlington, and assumed all liabilities of the Munder Framlington Global Financial Services Fund in exchange for shares of the Munder Large-Cap Value Fund and the subsequent liquidation of the Munder Framlington Global Financial Services Fund. The Agreement and Plan of Reorganization was approved by the shareholders of the Fund at a Special Meeting of the Shareholders held on May 1, 2002.

Number of Shares issued of Munder Large-Cap Value Fund for
  shares of Munder Framlington Global Financial Services
  Fund
  Class A...................................................         70,124
  Class B...................................................         87,311
  Class C...................................................         47,788
  Class Y...................................................          6,421
Unrealized appreciation/(depreciation) immediately prior to
  acquisition of all assets and assumption of all
  liabilities of Munder Framlington Global Financial
  Services Fund.............................................       $(64,642)

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

There were no undistributed income or gain amounts unpaid prior to the merger of the Munder Framlington Global Financial Services Fund.

                                                          PRIOR TO MERGER       AFTER MERGER
                                                          ---------------       ------------
Net assets of Munder Framlington Global Financial
  Services Fund
  Class A..........................................         $   863,888         $   --
  Class B..........................................           1,063,442             --
  Class II.........................................             581,561             --
  Class Y..........................................              79,167             --
Net assets of Munder Large-Cap Value Fund
  Class A..........................................         $ 6,766,027         $ 7,629,915
  Class B..........................................          12,145,265          13,208,707
  Class II.........................................           3,656,660           4,238,221
  Class K..........................................          61,096,135          61,096,135
  Class Y..........................................          83,223,633          83,302,800

   On May 3, 2002, the Munder NetNet Fund acquired all of the assets of the Munder International NetNet Fund, each a series of MFI, and assumed all liabilities of the Munder International NetNet Fund in exchange for shares of the Munder NetNet Fund and the subsequent liquidation of the Munder International NetNet Fund. The Agreement and Plan of Reorganization was approved by the shareholders of the Fund at a Special Meeting of the Shareholders held on May 1, 2002.

Number of Shares issued of Munder NetNet Fund for shares of
  Munder International NetNet Fund
  Class A...................................................          2,348,697
  Class B...................................................          2,573,497
  Class C...................................................            897,481
  Class K...................................................             72,290
  Class Y...................................................             32,737
Unrealized appreciation/(depreciation) immediately prior to
  acquisition of all assets and assumption of all
  liabilities of Munder International NetNet Fund...........       $(32,634,135)

There were no undistributed income or gain amounts unpaid prior to the merger of the Munder International NetNet Fund.

                                                         PRIOR TO MERGER       AFTER MERGER
                                                         ---------------       ------------
Net assets of Munder International NetNet Fund
  Class A.........................................        $ 27,341,579         $    --
  Class B.........................................          29,080,813              --
  Class II........................................          10,152,251              --
  Class K.........................................             841,545              --
  Class Y.........................................             385,891              --
Net assets of Munder NetNet Fund
  Class A.........................................        $313,730,387         $341,071,966
  Class B.........................................         377,337,341          406,418,154
  Class C.........................................         167,739,155          177,891,406
  Class K.........................................               9,349              850,894
  Class Y.........................................           3,457,612            3,843,503

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

   Security Valuation: With respect to the Equity and Income Funds, securities (including financial futures, if any) are valued at the latest quoted sales price on the primary market or exchange where such securities are traded. Unlisted securities, or securities for which the latest sales prices are not available are valued at the mean of the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Debt securities held by the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

   Foreign Currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of each business day. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses resulting from changes in foreign currency exchange rates are included in the net change in unrealized appreciation/(depreciation) of foreign currency. Net realized gains and losses from foreign currency transactions include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses from security transactions.

   Forward Foreign Currency Exchange Contracts: Each Equity Fund (except Real Estate Equity Investment Fund) and the Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may engage in forward foreign currency exchange contracts in an effort to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

   Futures Contracts: Each of the Equity Funds and the Income Funds may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as net unrealized appreciation/(depreciation) on futures contracts. A Fund recognizes a realized gain or loss when the contract is closed.

   There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

   Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which a Fund seeks to assert its rights. Munder Capital Management (the "Advisor") reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

   Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal 102% of the current market value of the securities loaned. These loans are terminable at any time and a Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income (if any) is reflected on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

   Options: Each of the Equity Funds and the Bond Funds (except the Munder Tax-Free Short-Intermediate Bond Fund) may write put or call options on securities they own or have the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

   When a Fund purchases an option, the premium paid by a Fund is recorded as an asset. When a Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by a Fund expires unexercised, a Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, a Fund will recognize a gain if the premium received by a Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by a Fund expires on its stipulated expiration date, a Fund realizes a gain equal to the net premium received for the option. When a Fund enters into a closing purchase transaction on an option written by it, a Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by a Fund.

   Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon the relevant driver of such expenses. General expenses of each Fund are then prorated among the share classes based on the relative average net assets of each class.

   Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

   Fees Waived by Transfer Agent: Effective March 1, 2002, the transfer agent contractually agreed to waive indefinitely a portion of the fee it charges the Funds. The amount of the waiver is equal to the servicing fee it collects from Fund shareholders with account balances below a specified minimum. Such waivers are reflected as fees waived in the accompanying Statements of Operations.

   Short-Term Trading (Redemption) Fees: Effective January 1, 2002, shares of the Munder Future Technology Fund, Munder International Equity Fund, Munder Micro-Cap Equity Fund, Munder NetNet Fund, Munder Small-Cap Value Fund, Munder Small Company Growth Fund, Munder Framlington Emerging Markets Fund and Munder Framlington International Growth Fund held less than sixty (60) days are subject to a short-term trading fee equal to 2.0% of the proceeds of redeemed shares. The fee, which is retained by the respective Fund, is accounted for as an addition to Paid-in capital. These fees (if any) are shown on the Statements of Changes as shareholder transaction fees.

   Income Recognition: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual statements issued for fiscal years beginning after December 15, 2000 and contains a provision that requires investment companies to amortize premiums and accrete discounts on fixed income securities.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   Effective July 1, 2001, the Funds adopted this provision of the Guide. The only Funds affected by the adoption of the provision were the Munder Balanced Fund, Munder Bond Fund, Munder Intermediate Bond Fund and Munder U.S. Government Income Fund. Prior to the adoption of this provision, Munder Balanced Fund, Munder Bond Fund, Munder Intermediate Bond Fund and Munder U.S. Government Income Fund did not amortize premiums or accrete discounts on mortgage-backed securities and Munder Bond Fund, Munder Intermediate Bond Fund and Munder U.S. Government Income Fund did not amortize premiums on fixed income securities. The effect of adopting and applying the provision of the Guide has not resulted in adjustments to these Funds' net assets reported in the financial statements. Rather, the cumulative effect of the change has been reflected as an adjustment to the cost of fixed income securities held at the beginning of the year based on retroactive computation of premium and discount from the initial acquisition date of the security. The cumulative effect of the change on cost of investments for periods prior to July 1, 2001 and the changes to net investment income, realized gain/(loss) and unrealized appreciation/(depreciation) for the year ended June 30, 2002 are as follows:

                                                         EFFECT ON NET                        EFFECT ON UNREALIZED
                                  CUMULATIVE EFFECT OF    INVESTMENT     EFFECT ON REALIZED      APPRECIATION/
                                   CHANGE ON COST OF      INCOME FOR      GAIN/(LOSS) FOR      (DEPRECIATION) FOR
                                  INVESTMENTS PRIOR TO    YEAR ENDED         YEAR ENDED            YEAR ENDED
                                      JULY 1, 2001       JUNE 30, 2002     JUNE 30, 2002         JUNE 30, 2002
                                  --------------------   -------------   ------------------   --------------------
Munder Balanced Fund............       $ (10,022)          $ (10,190)         $  5,373              $  4,817
Munder Bond Fund................        (665,869)           (395,966)          489,288               (93,322)
Munder Intermediate Bond Fund...        (472,334)           (595,113)          157,535               437,578
Munder U.S. Government Income
  Fund..........................        (537,334)           (318,262)          239,883                78,379

   Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually (if available) by the Equity Funds (excluding Munder Balanced Fund, Munder Index 500, Fund Munder Large-Cap Value Fund and Munder Small Company Growth Fund for which dividends are declared and paid quarterly (if available) and the Munder Real Estate Equity Investment Fund for which dividends are declared and paid monthly (if available)); declared and paid monthly (if available) by the Income Funds (excluding the Munder International Bond Fund for which dividends are paid at least annually (if available); and declared daily and paid monthly (if available) by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

   Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Munder Balanced Fund, Munder Index 500 Fund, Munder Large-Cap Growth Fund, Munder Large-Cap Value Fund, Munder Multi-Season Growth Fund and Munder Small Company Growth Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

   As determined on June 30, 2002, permanent differences resulting primarily from different book and tax accounting for organizational costs, net operating losses and currency gains and losses were reclassified at year end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. INVESTMENT ADVISOR, ADMINISTRATOR, SUB-ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

   For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                           FEES ON ASSETS
                                      FEES ON ASSETS     BETWEEN $4 BILLION       FEES ON ASSETS
                                     UP TO $4 BILLION      AND $5 BILLION      EXCEEDING $5 BILLION
                                     ----------------    ------------------    --------------------
Munder Future Technology Fund and
  Munder NetNet Fund.............         1.00%                0.95%                  0.90%

                                                    FEES ON ASSETS          FEES ON ASSETS
                                                  UP TO $250 MILLION    EXCEEDING $250 MILLION
                                                  ------------------    ----------------------
Munder Framlington Healthcare Fund and Munder
  Framlington International Growth Fund.......          1.00%                   0.75%

                                                                FEES ON AVERAGE
                                                                DAILY NET ASSETS
                                                                ----------------
Munder Bio(Tech)(2) Fund and Munder Framlington Emerging
  Markets Fund..............................................         1.25%
Munder Micro-Cap Equity Fund................................         1.00%
Munder International Equity Fund, Munder Large-Cap Growth
  Fund, Munder Large-Cap Value Fund, Munder Multi-Season
  Growth Fund, Munder Power Plus Fund, Munder Small-Cap
  Value Fund and Munder Small Company Growth Fund...........         0.75%
Munder Real Estate Equity Investment Fund...................         0.74%
Munder Balanced Fund........................................         0.65%
The Income Funds............................................         0.50%
The Money Market Funds......................................         0.35%

                                                       FEES ON ASSETS         FEES ON ASSETS
                                  FEES ON ASSETS      BETWEEN $250 AND          EXCEEDING
                                UP TO $250 MILLION      $500 MILLION           $500 MILLION
                                ------------------    ----------------    ----------------------
Munder Index 500 Fund.......          0.20%                0.12%                  0.07%

   Effective June 1, 2002, the Advisor became the administrator for the Funds. In its capacity as administrator, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the aggregate average daily net assets of all of the Funds of MFI, MFT, Framlington, The Munder @Vantage Fund ("@Vantage") and the Liquidity Plus Money Market Fund, a portfolio of St. Clair, as follows:

                    AGGREGATE NET ASSETS                         FEE
                    --------------------                        ------
First $2.8 billion..........................................    0.141%
Next $2.2 billion...........................................    0.131%
Next $5.0 billion...........................................    0.129%
Next $2.5 billion...........................................    0.080%
Thereafter..................................................    0.070%

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   In its capacity as administrator, the Advisor is also entitled to receive a fee from the Institutional Fund portfolios of St. Clair based on their aggregate average daily net assets.

   For the period from June 1, 2002 through May 31, 2003, the Advisor has agreed to limit to $3.9 million the total amount it may receive in the aggregate from MFI, MFT, Framlington, St. Clair and @Vantage for its services as administrator, after payment of sub-administration fees to the Funds' sub-administrators. For the year ended June 30, 2002, the Advisor earned $170,624 (after payment of sub-administration fees) for its administrative services to the Funds.

   The Advisor voluntarily waived fees and/or reimbursed expenses during the year ended June 30, 2002, for the following Funds:

                                                                   WAIVERS/
                            FUND                                REIMBURSEMENTS
                            ----                                --------------
Munder Bio(Tech)(2) Fund....................................       $ 58,035
Munder Framlington Healthcare Fund Fund.....................        309,938
Munder Framlington International Growth Fund................         81,963

   Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to Munder Bio(Tech)(2) Fund and the Munder Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. Prior to April 1, 2002, for its services with regard to Munder Framlington International Growth Fund and Munder Framlington Healthcare Fund, the Advisor paid the Sub-Advisor a monthly fee equal on an annual basis of 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to Munder Bio(Tech)(2) Fund and Munder Framlington Emerging Markets Fund, the Advisor paid the Sub-Advisor a monthly fee equal on an annual basis of 0.625% of the Fund's average daily net assets. Beginning April 1, 2002, for its services with regard to each of these Funds, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis to 40% of the Advisor's net revenues earned by the Advisor with respect to these Funds. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

   Comerica Inc. ("Comerica"), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor. Comerica provides certain sub-transfer agency and related services to the Funds. As compensation for the sub-transfer agency and related services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica Bank earned $347,759 for these services to the Funds for the year ended June 30, 2002.

   Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair. The fee consists of a $68,000 annual retainer ($90,000 for the Chairman) for services in such capacity, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid an annual retainer of $4,000 for services as a Board member plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Directors/Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more Munder Funds selected by the Director/Trustee. These amounts are not, however, actually invested in shares

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

of the Munder Funds and the obligations of MFI, MFT, Framlington, @Vantage and St. Clair to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Sub-Advisor or Comerica receives any compensation from MFI, MFT or Framlington.

3. DISTRIBUTION AND SERVICE PLAN

   The Funds have a Distribution and Service Plan (the "Plan") with respect to the Class A, Class B, Class C, Class II and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act, except with respect to Class K Shares. Under the Plan, the service fees are used primarily to pay securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Plan also permits payments with respect to Class B, Class C and Class II Shares to be made by each Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Funds).

   The rates for the Equity and Income Funds, as a percentage of average daily net assets, payable under the Plan are as follows:

 CLASS A       CLASS B      CLASS C/II     CLASS K
  SHARES        SHARES        SHARES        SHARES
12B-1 FEES    12B-1 FEES    12B-1 FEES   SERVICE FEES
----------    ----------    ----------   ------------
  0.25%         1.00%         1.00%         0.25%

   The rates for the Money Market Funds, as a percentage of average daily net assets, payable under the Plan are as follows:

 CLASS A       CLASS K
  SHARES        SHARES
12B-1 FEES   SERVICE FEES
----------   ------------
  0.25%         0.25%

   During the year ended June 30, 2002, the Distributor voluntarily waived distribution and service fees for the Munder Index 500 Fund in excess of 0.15% and 0.50% of average net assets for the Class A Shares and the Class B Shares, respectively. Effective June 1, 2002, the Distributor terminated its voluntary waiver with respect to Class A Shares, but continued its waiver with respect to Class B Shares. For the year ended June 30, 2002 the waivers amounted to $352,188 for the Class A Shares and $1,658,140 for the Class B Shares of the Fund.

   Comerica Securities, a wholly-owned subsidiary of Comerica, and Comerica Bank are among the Service Organizations who receive fees from the Funds under the Plan. For the year ended June 30, 2002, the Funds paid $139,385 and $5,088,328 to Comerica Securities and Comerica Bank, respectively, for shareholder services provided to Class A, Class B, Class C, Class II and Class K shareholders.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

4. SECURITIES TRANSACTIONS

   For the year ended June 30, 2002, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

                                                    COST OF PURCHASES      PROCEEDS FROM SALES
                                                    -----------------      -------------------
Munder Balanced Fund..........................        $ 46,641,412            $ 38,958,530
Munder Bio(Tech)(2) Fund......................           9,440,997               8,174,282
Munder Future Technology Fund.................         442,880,120             561,259,000
Munder Index 500 Fund.........................          42,495,739              27,037,235
Munder International Equity Fund..............          26,076,771              39,196,582
Munder Large-Cap Growth Fund..................          24,323,077              14,852,722
Munder Large-Cap Value Fund...................          49,427,714              63,653,727
Munder Micro-Cap Equity Fund..................         173,306,475             141,196,731
Munder Multi-Season Growth Fund...............          72,237,553             174,040,970
Munder NetNet Fund............................         628,426,056             872,647,350
Munder Power Plus Fund........................         139,849,761             156,359,268
Munder Real Estate Equity Investment Fund.....          21,348,953              25,532,205
Munder Small-Cap Value Fund...................         100,833,008              74,803,956
Munder Small Company Growth Fund..............          48,561,397              70,329,838
Munder Framlington Emerging Markets Fund......          69,746,581              87,469,787
Munder Framlington Healthcare Fund............         149,404,915             230,132,180
Munder Framlington International Growth
  Fund........................................          81,549,179              91,519,248
Munder Bond Fund..............................         112,450,331             159,936,382
Munder Intermediate Bond Fund.................         154,275,636             201,484,035
Munder International Bond Fund................          10,962,807               8,316,635
Munder Michigan Tax-Free Bond Fund............           4,670,635               9,709,024
Munder Tax-Free Bond Fund.....................          20,218,333              44,578,442
Munder Tax-Free Short-Intermediate Bond
  Fund........................................          16,722,036              37,091,139

   For the year ended June 30, 2002 purchases and sales of U.S. Government securities, excluding short-term investments, were as follows:

                                                    COST OF PURCHASES      PROCEEDS FROM SALES
                                                    -----------------      -------------------
Munder Balanced Fund..........................        $ 52,819,405            $ 51,769,066
Munder Bond Fund..............................         166,608,634             153,796,674
Munder Intermediate Bond Fund.................         157,279,459             124,864,383
Munder U.S. Government Income Fund............          40,884,479              51,220,395

   At June 30, 2002, the Munder Index 500 Fund had the following open financial futures contracts:

                                               NOTIONAL VALUE      MARKET VALUE      GROSS UNREALIZED
                                CONTRACTS       OF CONTRACTS       OF CONTRACTS        DEPRECIATION
                                ---------      --------------      ------------      ----------------
S&P 500 Index, September
  2002 (long position)....         40           $10,131,748         $9,901,000           $230,748

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   For the year ended June 30, 2002, the Munder Future Technology Fund had the following written covered call option contracts:

                                                   NUMBER OF CONTRACTS       PREMIUM AMOUNT
                                                   -------------------       --------------
Beginning of period.........................            --                        --
Written during the period...................              41,910              $ 3,016,372
Expired during the period...................             (34,300)              (2,369,257)
Exercised during the period.................              (7,610)                (647,115)
                                                         -------              -----------
Balance at end of period....................            --                    $   --
                                                         =======              ===========

   For the year ended June 30, 2002, the Munder Micro-Cap Equity Fund had the following written covered call option contracts:

                                                   NUMBER OF CONTRACTS       PREMIUM AMOUNT
                                                   -------------------       --------------
Beginning of period.........................           --                        --
Written during the period...................               500                  $148,495
                                                           ---                  --------
Balance at end of period....................               500                  $148,495
                                                           ===                  ========

   For the year ended June 30, 2002, the Munder NetNet Fund had the following written covered call option contracts:

                                                   NUMBER OF CONTRACTS       PREMIUM AMOUNT
                                                   -------------------       --------------
Beginning of period.........................            --                        --
Written during the period...................              70,065              $ 3,291,255
Expired during the period...................             (53,890)              (2,786,073)
Exercised during the period.................              (8,950)                (149,323)
                                                         -------              -----------
Balance at end of period....................               7,225              $   355,859
                                                         =======              ===========

   For the year ended June 30, 2002, the Munder Small-Cap Value Fund had the following written covered call and put option contracts:

                                                   NUMBER OF CONTRACTS       PREMIUM AMOUNT
                                                   -------------------       --------------
Beginning of period.........................            --                        --
Written during the period...................              3,150               $   834,027
Expired during the period...................             (1,400)                 (217,045)
Exercised during the period.................                (80)                  (70,158)
Closed during the period....................               (200)                  (35,399)
                                                         ------               -----------
Balance at end of period....................              1,470               $   511,425
                                                         ======               ===========

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   At June 30, 2002, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                                                      TAX BASIS NET
                                                      TAX BASIS       TAX BASIS        UNREALIZED
                                                      UNREALIZED      UNREALIZED      APPRECIATION/
                                                     APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                     ------------   --------------   ---------------
Munder Balanced Fund...............................  $  9,159,995   $   11,284,475   $    (2,124,480)
Munder Bio(Tech)(2) Fund...........................       581,384        6,976,276        (6,394,892)
Munder Future Technology Fund......................     1,191,342      326,918,789      (325,727,447)
Munder Index 500 Fund..............................   227,881,522      139,359,504        88,522,018
Munder International Equity Fund...................    22,468,801       19,931,499         2,537,302
Munder Large-Cap Growth Fund.......................     1,205,464        6,797,869        (5,592,405)
Munder Large-Cap Value Fund........................    25,633,519       13,826,824        11,806,795
Munder Micro-Cap Equity Fund.......................    26,324,046       11,833,634        14,490,412
Munder Multi-Season Growth Fund....................    49,929,209       26,710,513        23,218,696
Munder NetNet Fund.................................    12,441,045    1,346,319,411    (1,333,878,366)
Munder Power Plus Fund.............................     7,571,481       43,055,419       (35,483,938)
Munder Real Estate Equity Investment Fund..........    12,616,977          327,122        12,289,855
Munder Small-Cap Value Fund........................    23,701,259        8,525,372        15,175,887
Munder Small Company Growth Fund...................     7,769,718        8,876,175        (1,106,457)
Munder Framlington Emerging Markets Fund...........     1,424,438        3,946,841        (2,522,403)
Munder Framlington Healthcare Fund.................    24,920,159      196,379,459      (171,459,300)
Munder Framlington International Growth Fund.......     3,461,914        4,510,813        (1,048,899)
Munder Bond Fund...................................     3,018,974        3,891,603          (872,629)
Munder Intermediate Bond Fund......................    10,337,426        5,187,326         5,150,100
Munder International Bond Fund.....................     1,330,008        1,345,881           (15,873)
Munder U.S. Government Income Fund.................     9,879,045        1,167,305         8,711,740
Munder Michigan Tax-Free Bond Fund.................     2,336,086            4,047         2,332,039
Munder Tax-Free Bond Fund..........................     5,144,740           10,638         5,134,102
Munder Tax-Free Short-Intermediate Bond Fund.......     7,535,938         --               7,535,938

5. TRANSACTIONS WITH AFFILIATED COMPANIES

   An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. At June 30, 2002, the Munder Future Technology Fund, Munder NetNet Fund and the Munder Power Plus Fund held the following securities of affiliated companies:

MUNDER FUTURE TECHNOLOGY FUND:

                                             PURCHASED                   SOLD
                         VALUE AT     -----------------------   -----------------------    VALUE AT
AFFILIATE                6/30/01         COST        SHARES        COST        SHARES       6/30/02     REALIZED LOSS
---------              ------------   -----------   ---------   -----------   ---------   -----------   -------------
Blue Stream Ventures
  L.P. ..............  $  7,772,000   $ 2,000,000   2,000,000   $   --           --       $ 7,137,690   $    --

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

MUNDER NETNET FUND:

                                             PURCHASED                   SOLD
                         VALUE AT     -----------------------   -----------------------    VALUE AT
AFFILIATE                6/30/01         COST        SHARES        COST        SHARES       6/30/02     REALIZED LOSS
---------              ------------   -----------   ---------   -----------   ---------   -----------   -------------
Blue Stream Ventures
  L.P. ..............  $  7,772,000   $ 2,000,000   2,000,000   $   --           --       $ 7,137,690   $    --
CNET Networks,
  Inc. ..............       --         16,583,388   3,745,125       --           --        13,870,823        --
DoubleClick, Inc. ...    85,038,736    11,220,040   1,185,700       --           --        52,760,425        --
Gilat Satellite
  Network Ltd. ADR...    16,188,000       --           --       $59,418,361   1,800,000       --        $(55,441,075)
SportsLine USA,
  Inc. ..............     2,760,000     3,990,247   1,245,700       --           --         2,519,071        --
                       ------------                                                       -----------   -------------
                       $111,758,736                                                       $76,288,009   $(55,441,075)
                       ============                                                       ===========   =============

MUNDER POWER PLUS FUND:

                                             PURCHASED                   SOLD
                         VALUE AT     -----------------------   -----------------------    VALUE AT
AFFILIATE                6/30/01         COST        SHARES        COST        SHARES       6/30/02     REALIZED LOSS
---------              ------------   -----------   ---------   -----------   ---------   -----------   -------------
Savannah Energy
  Services Corp. ....  $  2,500,128   $   --           --       $   --           --       $ 2,447,153   $    --

6. GEOGRAPHIC AND INDUSTRY CONCENTRATION

   The Munder Bio(Tech)(2) Fund primarily invests in equity securities of companies whose principal business is focused on the biotechnology sector. The Munder Future Technology Fund primarily invests in equity securities of technology-related companies. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Munder NetNet Fund primarily invests in equity securities of foreign and domestic companies positioned to benefit from the growth of the Internet. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The Munder Framlington Healthcare Fund primarily invests in companies providing healthcare and medical services and products. The values of these companies in which the Fund invests are particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances.

   The Munder International Equity Fund and Munder International Bond Fund primarily invest in foreign securities and Munder Framlington International Growth Fund intends to invest at least 80% of its total net assets in foreign securities. The Munder Framlington Emerging Markets Fund intends to invest at least 80% of its assets in securities of companies in emerging markets, based on the country of organization, the primary stock exchange on which the security is traded, the location of most of the company's assets, or the location where goods are produced or sold, investments are made or services are performed that account for most of the company's revenues or profits. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

   The Munder Power Plus Fund invests most of its assets in companies that are primarily engaged in non-regulated energy and power activities. As a result, the Fund is particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific products or services and tax and other government regulation. The Fund invests in companies that rely significantly on technological events or advances in their product development, production or operations. The value of stock of these companies is particularly vulnerable to rapid changes in technology product cycles, government regulation and completion. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

   The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

   The Munder Michigan Tax-Free Bond Fund primarily invests in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Munder Tax-Free Short-Intermediate Bond Fund and the Munder Tax-Free Bond Fund may invest more than 25% of their assets in these types of obligations. All of these Funds are, therefore, more susceptible to factors adversely affecting issuers of Michigan municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.

   Certain Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At June 30, 2002, investments in these securities for the Munder Michigan Tax-Free Bond Fund, Munder Tax-Free Bond Fund, and Munder Tax-Free Short-Intermediate Bond Fund represented 68.3%, 36.9% and 28.1% of holdings, respectively.

7. ORGANIZATIONAL COSTS

   Expenses incurred prior to June 30, 1998 in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under Federal securities regulations, were amortized on a straight-line basis over a period of 5 years from commencement of operations.

8. REVOLVING LINE OF CREDIT

   Effective December 19, 2001, the Funds renewed a revolving line of credit with State Street Bank and Trust Company in which each of the Funds, and other Munder Funds participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum through December 18, 2001 and 0.10% per annum through December 19, 2002 on the daily amount of the unused commitment. During the year ended June 30, 2002, the Munder

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

Intermediate Bond Fund utilized the revolving line of credit and incurred $1,459, in interest fees. For the year ended June 30, 2002, total commitment fees were $86,633.

9. COMMITMENTS

   The Munder Future Technology Fund and the Munder NetNet Fund invest in certain private placements which may require additional funding. The issuer of the private placement may also permanently reduce the outstanding funding at any time. At June 30, 2002, the Munder Future Technology Fund and the Munder NetNet Fund have total commitments to contribute $12,025,000 and $16,971,850, respectively, to various issuers when and if required.

10. DISTRIBUTIONS TO SHAREHOLDERS

   The tax character of distributions paid to shareholders during the year ended June 30, 2002 was as follows:

                                   TAX-EXEMPT       ORDINARY         LONG-TERM        RETURN OF
                                     INCOME          INCOME         CAPITAL GAIN       CAPITAL          TOTAL
                                   ----------      -----------      ------------      ---------      -----------
Munder Balanced Fund.........      $   --          $ 1,376,582      $   --            $  --          $ 1,376,582
Munder Index 500 Fund........          --            7,906,078          --               --            7,906,078
Munder International Equity
  Fund.......................          --              442,471          --               --              442,471
Munder Large-Cap Value
  Fund.......................          --              628,651        5,552,810          --            6,181,461
Munder Multi-Season Growth
  Fund.......................          --              --            14,712,893          2,974        14,715,867
Munder Power Plus Fund.......          --              989,472          --               1,598           991,070
Munder Real Estate Equity
  Investment Fund............          --            2,196,403          --             728,361         2,924,764
Munder Small-Cap Value
  Fund.......................          --            4,252,785          931,248          --            5,184,033
Munder Framlington Emerging
  Markets Fund...............          --              --               --              35,207            35,207
Munder Framlington
  International Growth
  Fund.......................          --              --               606,432            239           606,671
Munder Bond Fund.............          --            9,369,190          --               --            9,369,190
Munder Intermediate Bond
  Fund.......................          --           20,563,134          --               --           20,563,134
Munder International Bond
  Fund.......................          --              663,672          --              16,325           679,997
Munder U.S. Government Income
  Fund.......................          --           12,350,387          --               --           12,350,387
Munder Michigan Tax-Free Bond
  Fund.......................       1,868,464           34,291          --               --            1,902,755
Munder Tax-Free Bond Fund....       4,484,221          148,005          830,892          --            5,463,118
Munder Tax-Free
  Short-Intermediate Bond
  Fund.......................       5,973,081          226,585          889,784          --            7,089,450
Munder Cash Investment
  Fund.......................          --           23,818,499          --               --           23,818,499
Munder Tax-Free Money Market
  Fund.......................       4,212,864          --               --               --            4,212,864
Munder U.S. Treasury Money
  Market Fund................          --            1,629,858          --               --            1,629,858

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   At June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                           UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED    POST OCTOBER       UNREALIZED
                            TAX-EXEMPT       ORDINARY        LONG-TERM      LOSS/CAPITAL      APPRECIATION/
                              INCOME          INCOME           GAIN        LOSS CARRYOVER    (DEPRECIATION)         TOTAL
                           -------------   -------------   -------------   ---------------   ---------------   ---------------
Munder Balanced Fund.....    $ --           $   22,629      $  --          $   (15,708,215)  $    (2,124,480)  $   (17,810,066)
Munder Bio(Tech)(2)
  Fund...................      --              --              --               (3,651,851)       (6,394,831)      (10,046,682)
Munder Future Technology
  Fund...................      --              --              --           (1,310,201,933)     (325,727,447)   (1,635,929,380)
Munder Index 500 Fund....      --              396,183         --              (57,184,507)       88,522,018        31,733,694
Munder International
  Equity Fund............      --              787,727         --               (9,391,814)        2,538,815        (6,065,272)
Munder Large-Cap Growth
  Fund...................      --              --              --              (12,267,937)       (5,592,405)      (17,860,342)
Munder Large-Cap Value
  Fund...................      --              --              --               (4,315,183)       11,807,310         7,492,127
Munder Micro-Cap Equity
  Fund...................      --              --              --               (5,183,534)       14,458,986         9,275,452
Munder Multi-Season
  Growth Fund............      --              --              --              (33,986,171)       23,218,696       (10,767,475)
Munder NetNet Fund.......      --              --              --           (2,738,863,716)   (1,333,952,618)   (4,072,816,334)
Munder Power Plus Fund...      --              --              --              (21,531,649)      (35,483,700)      (57,015,349)
Munder Real Estate Equity
  Investment Fund........      --              --              --               (8,047,065)       12,289,855         4,242,790
Munder Small-Cap Value
  Fund...................      --              338,336         406,779           --               15,474,600        16,219,715
Munder Small Company
  Growth Fund............      --              --              --              (53,344,440)       (1,106,457)      (54,450,897)
Munder Framlington
  Emerging Markets
  Fund...................      --              --              --              (24,013,380)       (2,522,808)      (26,536,188)
Munder Framlington
  Healthcare Fund........      --              --              --              (54,689,040)     (171,458,762)     (226,147,802)
Munder Framlington
  International Growth
  Fund...................      --              --              --              (15,219,580)       (1,035,336)      (16,254,916)
Munder Bond Fund.........      --              196,359         --              (15,314,348)         (872,629)      (15,990,618)
Munder Intermediate Bond
  Fund...................      --              470,924         --              (28,276,271)        5,150,100       (22,655,247)
Munder International Bond
  Fund...................      --              --              --               (1,412,638)           69,404        (1,343,234)
Munder U.S. Government
  Income Fund............      --              195,255         --               (2,153,549)        8,711,740         6,753,446
Munder Michigan Tax-Free
  Bond Fund..............      --               27,022         --                 (578,482)        2,332,039         1,780,579
Munder Tax-Free Bond
  Fund...................      --              111,821       1,639,792           --                5,134,102         6,885,715
Munder Tax-Free Short-
  Intermediate Bond
  Fund...................      --               88,918         697,090           --                7,535,938         8,321,946
Munder Cash Investment
  Fund...................      --            1,314,218         --                   (8,125)        --                1,306,093
Munder Tax-Free Money
  Market Fund............     226,779          --              --                  (11,743)        --                  215,036
Munder U.S. Treasury
  Money Market Fund......      --               89,343         --                --                --                   89,343

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   The differences between book and tax distributable earnings are primarily due to wash sales and section 1256 mark-to-markets.

11. INCOME TAX INFORMATION

   As determined at June 30, 2002 the following Funds had available for Federal income tax purposes, unused capital losses as follows:

                        EXPIRING    EXPIRING    EXPIRING      EXPIRING      EXPIRING     EXPIRING       EXPIRING        EXPIRING
                          2003        2004        2005          2006          2007         2008           2009            2010
                       ----------   --------   -----------   -----------   ----------   -----------   ------------   --------------
Munder Balanced
  Fund...............  $   --       $  --      $   --        $   --        $   --       $   --        $    --        $    6,912,162
Munder Bio(Tech)(2)
  Fund...............      --          --          --            --            --           --             --             1,754,152
Munder Future
  Technology Fund....      --          --          --            --            --           --         149,921,329    1,053,993,850
Munder International
  Equity Fund........      --          --          --            --            --           --             --             2,825,995
Munder Large-Cap
  Growth Fund........      --          --          --            --            --             3,875      2,656,683        4,613,076
Munder Large-Cap
  Value Fund.........      --          --          --             15,847       18,278        54,755        638,852         --
Munder Micro-Cap
  Equity Fund........      --          --          --            --            --           --             795,006         --
Munder Multi-Season
  Growth Fund........      --          --          --            --            --           --             --             6,534,116
Munder NetNet Fund...      --          --          --            --         2,817,868    19,307,942     80,801,087    2,122,142,797
Munder Power Plus
  Fund...............      --          --          --            --            --           --             --             6,102,755
Munder Real Estate
  Equity Investment
  Fund...............      --          --          --            --            --         3,293,596      3,948,439         --
Munder Small Company
  Growth Fund........      --          --          --            --            --           --             --            38,865,870
Munder Framlington
  Emerging Markets
  Fund...............      --          --          --            --         5,449,416       --           2,111,714       14,932,517
Munder Framlington
  Healthcare Fund....      --          --          --            --            --           --             --               645,887
Munder Framlington
  International
  Growth Fund........      --          --          --            --            --           --             --            10,972,986
Munder Bond Fund.....      --        196,358       --         15,314,350      872,629     3,071,265      7,929,451          527,926
Munder Intermediate
  Bond Fund..........   6,114,942      --       11,240,318       --            --         4,995,681      5,157,371
Munder International
  Bond Fund..........      --          --          --            --            11,521       165,567        322,563                4
Munder U.S.
  Government Income
  Fund...............      --          --          --            --            --           --           2,012,334         --
Munder Michigan Tax-
  Free Bond Fund.....      --          --          --            --            --           243,724        334,758         --
Munder Cash
  Investment Fund....      --          --          --            --            --           --             --                 8,125
Munder Tax-Free Money
  Market Fund........       3,653      --          --            --            --             8,085        --              --

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   For the Munder NetNet Fund, $2,817,868 $19,307,942 and $2,201,463 of the
losses expiring in 2007, 2008 and 2009, respectively, may be further limited as these amounts were acquired in the reorganization with the Munder International NetNet Fund.

   For the Munder Large-Cap Growth Fund, $3,875 and $2,656,683 of the losses expiring in 2008 and 2009, respectively, may be further limited as these amounts were acquired in the reorganization with the Munder Digital Economy Fund.

   For the Munder Large-Cap Value Fund, $15,847, $18,278, $54,755 and $638,852
of the losses expiring in 2006, 2007, 2008 and 2009, respectively, may be further limited as these amounts were acquired in the reorganization with the Munder Framlington Global Financial Services Fund.

   Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The following Munder Funds have elected to defer net capital and currency losses arising between November 1, 2001 and June 30, 2002 as follows:

                                                             POST-OCTOBER     POST-OCTOBER
                          FUND                              CAPITAL LOSSES    CURRENCY LOSS
                          ----                              --------------    -------------
Munder Balanced Fund....................................     $  8,796,053       $ --
Munder Bio(Tech)(2) Fund................................        1,881,474         16,225
Munder Future Technology Fund...........................      106,286,754         --
Munder Index 500 Fund...................................       20,321,151         --
Munder International Equity Fund........................        6,565,819         --
Munder Large-Cap Growth Fund............................        4,994,303         --
Munder Large-Cap Value Fund.............................        3,587,451         --
Munder Micro-Cap Equity Fund............................        4,388,528         --
Munder Multi-Season Growth Fund.........................       27,452,055         --
Munder NetNet Fund......................................      513,794,022         --
Munder Power Plus Fund..................................       15,428,772            122
Munder Real Estate Equity Investment Fund...............          805,030         --
Munder Small Company Growth Fund........................       14,478,570         --
Munder Framlington Emerging Markets Fund................        1,362,984        156,749
Munder Framlington Healthcare Fund......................       54,024,181         18,972
Munder Framlington International Growth Fund............        4,111,851        134,743
Munder Bond Fund........................................        3,785,708         --
Munder Intermediate Bond Fund...........................          767,959         --
Munder International Bond Fund..........................         --              912,983
Munder U.S. Government Income Fund......................          141,215         --
Munder Tax-Free Money Market Fund.......................                5         --

12. PROXY RESULTS (UNAUDITED)

   A Special Meeting of Shareholders of Munder Digital Economy Fund and Munder Large-Cap Growth Fund, a Special Meeting of Shareholders of the Munder International NetNet Fund, and a Special Meeting of the Shareholders of the Munder Framlington Global Financial Services Fund were held on April 2, 2002. These Special Meetings were adjourned to another date in order to permit shareholders further time to respond to the solicitation of proxies. On May 1, 2002, the Special Meetings reconvened.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   The purpose of the Special Meetings for MFI was to seek the approval or disapproval from the shareholders of both the Munder Digital Economy Fund and the Munder Large-Cap Growth Fund of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Munder Digital Economy Fund by the Munder Large-Cap Growth Fund, each a series of MFI, and the assumption of all liabilities of the Munder Digital Economy Fund by the Munder Large-Cap Growth Fund in exchange for shares of the Munder Large-Cap Growth Fund and the subsequent liquidation of the Munder Digital Economy Fund; and to seek the approval or disapproval of the shareholders of the Munder International NetNet Fund of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Munder International NetNet Fund by the Munder NetNet Fund, each a series of MFI, and the assumption of all liabilities of the Munder International NetNet Fund by the Munder NetNet Fund in exchange for shares of the Munder NetNet Fund and the subsequent liquidation of the Munder International NetNet Fund. Each Agreement and Plan of Reorganization was approved by shareholders.

   The purpose of the Special Meeting for Framlington was to seek the approval or disapproval from the shareholders of the Munder Framlington Global Financial Services Fund of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Munder Framlington Global Financial Services Fund, a series of Framlington, by the Munder Large-Cap Value Fund, a series of MFT, and the assumption of all liabilities of the Munder Framlington Global Financial Services Fund by the Munder Large-Cap Value Fund in exchange for shares of the Munder Large-Cap Value Fund and the subsequent liquidation of the Munder Framlington Global Financial Services Fund. The Agreement and Plan of Reorganization was approved by shareholders.

   The results of the voting for the Special Meetings are set forth below.

                                                                                             NUMBER OF
                                                       NUMBER OF VOTES CAST           ------------------------
                                                 ---------------------------------                    BROKER
                                                    FOR        AGAINST    WITHHELD    ABSTENTIONS    NON-VOTES
                                                 ----------    -------    --------    -----------    ---------
Munder Digital Economy Fund..................       885,644     20,431     --            52,865       --
Munder Large-Cap Growth Fund.................     1,691,861     23,774     --           266,475       --
Munder International NetNet Fund.............    16,968,287    511,694     --           940,541       --
Munder Framlington Global Financial Services
  Fund.......................................       167,466      4,981     --             9,401       --

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

13. DIRECTORS/TRUSTEES AND OFFICERS (UNAUDITED)

   The directors/trustees and executive officers and their business addresses, ages and principal occupations during the past five years are as set forth in the table below. A director/trustee is deemed to be a "Non-Interested Director/ Trustee" to the extent the director/trustee is not an "interested person" (as that term is defined in Section 2(a)(19) of the 1940 Act).

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                TERM OF                                FUND COMPLEX
                            POSITION(S) WITH   OFFICE AND                              OVERSEEN BY    OTHER DIRECTORSHIPS
                              MFI, MFT AND     LENGTH OF    PRINCIPAL OCCUPATION(S)     DIRECTOR/      HELD BY DIRECTOR/
NAME, ADDRESS AND AGE         FRAMLINGTON     TIME SERVED     DURING PAST 5 YEARS        TRUSTEE            TRUSTEE
---------------------       ----------------  ------------  ------------------------  --------------  -------------------
NON-INTERESTED DIRECTORS/
  TRUSTEES
Charles W. Elliott          Director/         Indefinite*   Consultant,                     37        Director, Steelcase
c/o The Munder Funds        Trustee and       MFI - since   self-employed (July 1995                  Financial
480 Pierce Street           Chairman          2/95          to present); Senior                       Corporation
Suite 300                                     MFT - since   Advisor to the                            (furniture leasing)
Birmingham, MI 48009                          11/89         President, Western                        (since 1995).
Age 70.                                       Framlington - Michigan University
                                              since 11/96   (July 1995 through
                                                            December 1998);
                                                            Director/Trustee and
                                                            Chairman of The Munder
                                                            Funds (5 fund groups);
                                                            Director, Enesco Corp.
                                                            (producer of gifts and
                                                            collectibles) (1995 to
                                                            1999).
John Rakolta, Jr.           Director/         Indefinite*   Chairman and Chief              37        None
c/o The Munder Funds        Trustee and Vice  MFI - since   Executive Officer,
480 Pierce Street           Chairman          2/93          Walbridge Aldinger
Suite 300                                     MFT - since   Company (construction
Birmingham, MI 48009                          4/95          company) (1991 to
Age 55.                                       Framlington - present);
                                              since 11/96   Director/Trustee and
                                                            Vice Chairman of The
                                                            Munder Funds (5 fund
                                                            groups).

----------------------------------------------------------------------------------------------------------------------
* A director/trustee may serve until his death, resignation, removal or retirement. Pursuant to the respective By-Laws of MFI, MFT and Framlington, any director/trustee shall retire as director/trustee at the end of the calendar year in which the director/trustee attains the age of 72 years.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                TERM OF                                FUND COMPLEX
                            POSITION(S) WITH   OFFICE AND                              OVERSEEN BY    OTHER DIRECTORSHIPS
                              MFI, MFT AND     LENGTH OF    PRINCIPAL OCCUPATION(S)     DIRECTOR/      HELD BY DIRECTOR/
NAME, ADDRESS AND AGE         FRAMLINGTON     TIME SERVED     DURING PAST 5 YEARS        TRUSTEE            TRUSTEE
---------------------       ----------------  ------------  ------------------------  --------------  -------------------
David J. Brophy             Director/         Indefinite*   Professor of Finance,           37        Director, River
1025 Martin Place           Trustee           MFI - since   University of Michigan-                   Place Financial
Ann Arbor, MI 48104                           5/93          Business School (since                    Corporation
Age 66.                                       MFT - since   August 1966); Director/                   (private banking
                                              4/95          Trustee of The Munder                     company) (since
                                              Framlington - Funds (5 fund groups).                    1982) and Director,
                                              since 11/96                                             DirectPlacement,
                                                                                                      Inc. (financial
                                                                                                      technology company)
                                                                                                      (since February
                                                                                                      2002).
Dr. Joseph E. Champagne     Director/         Indefinite*   Vice President, Macomb          37        Chairman of Board
c/o The Munder Funds        Trustee           MFI - since   College (since 2001);                     of Directors, Ross
480 Pierce Street                             2/95          Dean, Macomb College                      Controls of Troy,
Suite 300                                     MFT - since   (since September 1997);                   Michigan
Birmingham, MI 48009                          11/89         Director/ Trustee of The                  (manufacturing and
Age 64.                                       Framlington - Munder Funds (5 fund                      engineering
                                              since 11/96   groups).                                  corporation) (since
                                                                                                      April 1989);
                                                                                                      Trustee, Lawrence
                                                                                                      Technological
                                                                                                      University (since
                                                                                                      2000).

----------------------------------------------------------------------------------------------------------------------
* A director/trustee may serve until his death, resignation, removal or retirement. Pursuant to the respective By-Laws of MFI, MFT and Framlington, any director/trustee shall retire as director/trustee at the end of the calendar year in which the director/trustee attains the age of 72 years.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                TERM OF                                FUND COMPLEX
                            POSITION(S) WITH   OFFICE AND                              OVERSEEN BY    OTHER DIRECTORSHIPS
                              MFI, MFT AND     LENGTH OF    PRINCIPAL OCCUPATION(S)     DIRECTOR/      HELD BY DIRECTOR/
NAME, ADDRESS AND AGE         FRAMLINGTON     TIME SERVED     DURING PAST 5 YEARS        TRUSTEE            TRUSTEE
---------------------       ----------------  ------------  ------------------------  --------------  -------------------
Thomas D. Eckert            Director/         Indefinite*   Director, President and         37        None
c/o The Munder Funds        Trustee           MFI - since   Chief Executive Officer,
480 Pierce Street                             2/93          Capital Automotive REIT
Suite 300                                     MFT - since   (real estate investment
Birmingham, MI 48009                          4/95          trust specializing in
Age 54.                                       Framlington - retail automotive
                                              since 11/96   properties) (since
                                                            October 1997);
                                                            Director/Trustee of The
                                                            Munder Funds (5 fund
                                                            groups); President, Mid-
                                                            Atlantic Region of Pulte
                                                            Home Corporation
                                                            (developer of
                                                            residential land and
                                                            construction of housing
                                                            units) (August 1983 to
                                                            October 1997); Director,
                                                            FBR Group-Funds (June
                                                            1996 to October 1997);
                                                            Director, Celotex Corp.
                                                            (manufacturer and
                                                            supplier of insulation)
                                                            (April 1997 to November
                                                            2000); Director, PHM
                                                            Mortgage (May 1996 to
                                                            October 1997).
Dr. Arthur T. Porter        Director/         Indefinite*   President and Chief             37        None
3990 John R.                Trustee           MFI - since   Executive Officer of the
Detroit, MI 48201                             2/01          Detroit Medical Center
Age 46.                                       MFT - since   (March 1999 to present);
                                              2/01          Professor with Tenure
                                              Framlington - and Chairman of
                                              since 2/01    Radiation Oncology of
                                                            Wayne State University
                                                            School of Medicine
                                                            (March 1991 to March
                                                            1999); Director/ Trustee
                                                            of The Munder Funds (5
                                                            fund groups).

----------------------------------------------------------------------------------------------------------------------
* A director/trustee may serve until his death, resignation, removal or retirement. Pursuant to the respective By-Laws of MFI, MFT and Framlington, any director/trustee shall retire as director/trustee at the end of the calendar year in which the director/trustee attains the age of 72 years.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                TERM OF                                FUND COMPLEX
                            POSITION(S) WITH   OFFICE AND                              OVERSEEN BY    OTHER DIRECTORSHIPS
                              MFI, MFT AND     LENGTH OF    PRINCIPAL OCCUPATION(S)     DIRECTOR/      HELD BY DIRECTOR/
NAME, ADDRESS AND AGE         FRAMLINGTON     TIME SERVED     DURING PAST 5 YEARS        TRUSTEE            TRUSTEE
---------------------       ----------------  ------------  ------------------------  --------------  -------------------
INTERESTED DIRECTOR/
TRUSTEE
Michael T. Monahan+         Director/         Indefinite*   President of Monahan            37        Director, Jacobson
3707 West Maple Rd.         Trustee           MFI - since   Enterprises, LLC                          Stores, Inc.
Suite 102                                     8/00          (consulting company)                      (department store)
Bloomfield Hills, MI 48301                    MFT - since   (June 1999 to present);                   (June 1990 to July
Age 63.                                       8/00          Chairman of Munder                        2002); Director,
                                              Framlington - Capital Management                        Hertz Corporation
                                              since 8/00    (investment advisor)                      (rental car
                                                            (October 1999 to                          company) (October
                                                            December 2000); Chief                     1997 to March
                                                            Executive Officer of                      2001).
                                                            Munder Capital
                                                            Management (October 1999
                                                            to December 1999);
                                                            President of Comerica
                                                            Incorporated (bank
                                                            holding company) (June
                                                            1992 to June 1999);
                                                            Director/Trustee of The
                                                            Munder Funds (5 fund
                                                            groups); Director,
                                                            Comerica Incorporated
                                                            (June 1993 to June
                                                            1999).

                            POSITION(S) WITH
                              MFI, MFT AND    TERM OF OFFICE AND LENGTH
NAME, ADDRESS AND AGE         FRAMLINGTON          OF TIME SERVED         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------       ----------------  -------------------------  ---------------------------------------------
OFFICERS
James C. Robinson           President         through 2/03               Chairman and Chief Executive Officer of
480 Pierce Street                             MFI - since 5/00           Munder Capital Management (investment
Suite 300                                     MFT - since 5/00           advisor) (January 2000 to present); Chief
Birmingham, MI 48009                          Framlington - since 5/00   Investment Officer/Fixed Income of Munder
Age 41.                                                                  Capital Management (January 1990 to January
                                                                         2000); President of The Munder Funds (5 fund
                                                                         groups).
Stephen J. Shenkenberg      Vice President    through 2/03               General Counsel to Munder Capital Management
480 Pierce Street           and Secretary     MFI - since 8/00           (investment advisor) (July 2000 to present);
Suite 300                                     MFT - since 8/00           Deputy General Counsel of Strong Capital
Birmingham, MI 48009                          Framlington - since 8/00   Management, Inc. (investment advisor)
Age 44.                                                                  (November 1996 to July 2000); Vice President
                                                                         and Secretary of The Munder Funds (5 fund
                                                                         groups).

-------------------------------------------------------------------------------------------------------------------
* A director/trustee may serve until his death, resignation, removal or retirement. Pursuant to the respective
  By-Laws of MFI, MFT and Framlington, any director/trustee shall retire as director/trustee at the end of the calendar year in which the director/trustee attains the age of 72 years.
+ Mr. Monahan is an "interested director/trustee" as defined in the 1940 Act. Mr. Monahan owns stock in Comerica,
  Inc, the indirect parent company of Munder Capital Management, the Funds' advisor.

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                            POSITION(S) WITH
                              MFI, MFT AND    TERM OF OFFICE AND LENGTH
NAME, ADDRESS AND AGE         FRAMLINGTON          OF TIME SERVED         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------       ----------------  -------------------------  ---------------------------------------------
Elyse G. Essick             Vice President    through 2/03               Chief Marketing Officer of Munder Capital
480 Pierce Street                             MFI - since 4/95           Management (investment advisor) (September
Suite 300                                     MFT - since 4/95           1988 to present); Vice President of The
Birmingham, MI 48009                          Framlington - since 11/96  Munder Funds (5 fund groups).
Age 44.
Peter K. Hoglund            Vice President    through 2/03               Chief Administration Officer of Munder
480 Pierce Street                             MFI - since 2/01           Capital Management (investment advisor) (May
Suite 300                                     MFT - since 2/01           2000 to present); Associate of Heartland
Birmingham, MI 48009                          Framlington - since 2/01   Industrial Partners (a private equity group)
Age 36.                                                                  (October 1999 to May 2000); Sr. Portfolio
                                                                         Manager of Munder Capital Management (January
                                                                         1995 to October 1999); Vice President of The
                                                                         Munder Funds (5 fund groups).
Cherie Ugorowski            Treasurer         through 2/03               Controller of Munder Capital Management
480 Pierce Street                             MFI - since 8/01           (investment advisor) (June 2001 to present);
Suite 300                                     MFT - since 8/01           Corporate Accounting Manager, DaimlerChrysler
Birmingham, MI 48009                          Framlington - since 8/01   Corporation (automotive manufacturer)
Age 33.                                                                  (September 1999 to June 2001); Manager, Audit
                                                                         and Business Advisory Practice, Arthur
                                                                         Andersen LLP (September 1990 to September
                                                                         1999); Treasurer of The Munder Funds (5 fund
                                                                         groups).
David Rumph                 Assistant         through 2/03               Analyst of Munder Capital Management
480 Pierce Street           Treasurer         MFI - since 8/01           (investment advisor) (April 2001 to present);
Suite 300                                     MFT - since 8/01           Analyst, Controller's Group, Delphi
Birmingham, MI 48009                          Framlington - since 8/01   Automotive Corp. (automotive supplier) (June
Age 30.                                                                  1999 to April 2001); Manager, Mutual Fund
                                                                         Operations, Banc One (April 1997 to June
                                                                         1999); Audit Senior, Arthur Andersen LLP
                                                                         (September 1993 to April 1997); Assistant
                                                                         Treasurer of The Munder Funds (5 fund
                                                                         groups).
Bradford E. Smith           Assistant         through 2/03               Director of Mutual Fund Operations of Munder
480 Pierce Street           Treasurer         MFI - since 5/00           Capital Management (investment advisor)
Suite 300                                     MFT - since 5/00           (March 2001 to present); Manager of Mutual
Birmingham, MI 48009                          Framlington - since 5/00   Fund Operations of Munder Capital Management
Age 30.                                                                  (March 2000 to present); Administrator of
                                                                         Mutual Fund Operations of Munder Capital
                                                                         Management (August 1999 to February 2000);
                                                                         Assistant Vice President, Madison Mosaic, LLC
                                                                         (advisor to the Mosaic Funds) (September 1998
                                                                         to July 1999); Assistant Director of
                                                                         Shareholder Service, Madison Mosaic, LLC
                                                                         (advisor to the Mosaic Funds) (April 1997 to
                                                                         August 1998); Cash Manager, GIT Funds (n.k.a.
                                                                         Mosaic Funds); (June 1996 to March 1997);
                                                                         Assistant Treasurer of The Munder Funds (5
                                                                         fund groups).

The Munder Funds
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                            POSITION(S) WITH
                              MFI, MFT AND    TERM OF OFFICE AND LENGTH
NAME, ADDRESS AND AGE         FRAMLINGTON          OF TIME SERVED         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------       ----------------  -------------------------  ---------------------------------------------
Melanie Mayo West           Assistant         through 2/03               Associate General Counsel of Munder Capital
480 Pierce Street           Secretary         MFI - since 2/02           Management (investment advisor) (November
Suite 300                                     MFT - since 2/02           2001 to present); Associate, Dykema Gossett
Birmingham, MI 48009                          Framlington - since 2/02   PLLC (law firm) (August 1998 to November
Age 35.                                                                  2001); Associate, Hertz, Schram & Saretsky,
                                                                         P.C. (law firm) (March 1998 to August 1998);
                                                                         Associate, Howard & Howard Attorneys, P.C.
                                                                         (law firm) (May 1995 to March 1998);
                                                                         Assistant Secretary of The Munder Funds (5
                                                                         fund groups).
Mary Ann Shumaker           Assistant         through 2/03               Associate General Counsel of Munder Capital
480 Pierce Street           Secretary         MFI - since 8/99           Management (investment advisor) (March 1998
Suite 300                                     MFT - since 8/99           to present); Associate, Miro Weiner & Kramer
Birmingham, MI 48009                          Framlington - since 8/99   (law firm) (September 1991 to July 1997);
Age 47.                                                                  Assistant Secretary of The Munder Funds (5
                                                                         fund groups).

   The SAI for MFI, MFT and Framlington includes additional information about Fund directors/trustees and is available, without charge, upon request, by calling (800) 438-5789 toll free.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors/Trustees and Shareholders of The Munder Funds Trust
The Munder Funds, Inc.
The Munder Framlington Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Munder Balanced Fund, Munder Index 500 Fund, Munder International Equity Fund, Munder Large-Cap Value Fund, Munder Small Company Growth Fund, Munder Bond Fund, Munder Intermediate Bond Fund, Munder U.S. Government Income Fund, Munder Michigan Tax-Free Bond Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Short-Intermediate Bond Fund, Munder Cash Investment Fund, Munder Tax-Free Money Market Fund and Munder U.S. Treasury Money Market Fund (fourteen of the portfolios constituting The Munder Funds Trust), the Munder Bio(Tech)(2) Fund, Munder Future Technology Fund, Munder Large-Cap Growth Fund, Munder Micro-Cap Equity Fund, Munder Multi-Season Growth Fund, Munder NetNet Fund, Munder Power Plus Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder International Bond Fund (ten of the portfolios constituting The Munder Funds, Inc.), and the Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund (three of the portfolios constituting The Munder Framlington Funds Trust) (collectively, the "Funds"), as of June 30, 2002, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above constituting The Munder Funds Trust, The Munder Funds, Inc., and The Munder Framlington Funds Trust at June 30, 2002, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                      /s/ Ernst & Young LLP
Boston, Massachusetts
August 14, 2002

The Munder Funds
        Tax Information, June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

   The percentages of total net assets invested in U.S. Government and U.S. Government Agency obligations at June 30, 2002, were as follows:

Munder Balanced Fund
  Federal Home Loan Bank....................................       0.7%
  Federal Home Loan Mortgage Corporation....................       4.6%
  Federal National Mortgage Association.....................       1.5%
  Government Agency Debentures..............................       0.4%
  Government National Mortgage Association..................       0.1%
  U.S. Treasury Bond........................................       1.0%
  U.S. Treasury Notes.......................................       3.3%
Munder Bond Fund
  Federal Home Loan Mortgage Corporation....................       6.7%
  Federal National Mortgage Association.....................       8.4%
  Government Agency Debentures..............................       3.7%
  Government National Mortgage Association..................       0.6%
  U.S. Treasury Bond........................................       3.3%
  U.S. Treasury Notes.......................................       4.0%
Munder Intermediate Bond Fund
  Federal Home Loan Mortgage Corporation....................       7.0%
  Federal National Mortgage Association.....................      10.5%
  Government Agency Debentures..............................       7.0%
  Government National Mortgage Association..................       2.1%
  U.S. Treasury Bond........................................       4.4%
  U.S. Treasury Notes.......................................       4.3%
Munder U.S. Government Income Fund
  Federal Home Loan Mortgage Corporation....................      46.9%
  Federal National Mortgage Association.....................      21.3%
  Government National Mortgage Association..................       7.6%
  U.S. Treasury Bond........................................      20.9%
Munder U.S. Treasury Money Market Fund
  U.S. Treasury Bills.......................................      54.7%

   Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividend received deduction available to corporate shareholders:

Munder Balanced Fund........................................       45.6%
Munder Index 500 Fund.......................................      100.0%
Munder Large-Cap Value Fund.................................      100.0%
Munder Power Plus Fund......................................        8.6%
Munder Small-Cap Value Fund.................................       26.6%

   Of the distributions made from investment income, the following percentages are tax exempt for regular Federal income tax purposes:

Munder Michigan Tax-Free Bond Fund..........................       98.2%
Munder Tax-Free Bond Fund...................................       96.8%
Munder Tax-Free Short-Intermediate Bond Fund................       96.3%
Munder Tax-Free Money Market Fund...........................      100.0%

   The following amounts have been designated as capital gains dividends for the purpose of the dividends paid deduction:

Munder Large-Cap Value Fund.................................      $ 5,555,605
Munder Multi-Season Growth Fund.............................       14,715,867
Munder Small-Cap Value Fund.................................        2,580,242
Munder Framlington International Growth Fund................          606,671

   The Munder International Equity Fund designated as foreign tax credits and foreign source income for regular Federal income tax purposes $256,215 and $2,551,174, respectively.
 208


                                                        THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISORS & ADMINISTRATORS
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009

            World Asset Management, a division of Munder Capital Management (Munder International Equity and Munder Index 500 Funds)
            225 East Brown Street, Suite 300
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
DISTRIBUTOR & SUB-ADMINISTRATOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young LLP
            200 Clarendon Street
            Boston, MA 02116

SANNK1201

INVESTMENT ADVISORS:Munder Capital Management and
                    World Asset Management
DISTRIBUTED BY: Funds Distributor, Inc.

[MUNDER FUNDS BE FOCUSED LOGO]

FAMILY OF MUTUAL FUNDS

LARGE-CAP EQUITY
Large-Cap Growth
Multi-Season Growth
Index 500
Large-Cap Value

MID- TO MICRO-CAP EQUITY
MidCap Select
Small Company Growth
Small-Cap Value
Micro-Cap Equity

NICHE / SECTOR EQUITY
NetNet
Future Technology
Framlington Healthcare
Bio(Tech)(2)
Power Plus
Real Estate Equity Investment

HYBRID
Balanced
Fund of Funds

INTERNATIONAL
Framlington International Growth
International Equity
Framlington Emerging Markets
International Bond

TAXABLE INCOME
Bond
Intermediate Bond
U.S. Government Income

TAX-FREE INCOME
Michigan Tax-Free Bond
Tax-Free Bond
Tax-Free Short-Intermediate Bond

MONEY MARKET
Cash Investment
Money Market
Tax-Free Money Market
U.S. Treasury Money Market                                         Annual Report
                                                                   June 30, 2002

                                                       THE MUNDER INDEX 500 FUND
                                                           CLASS A, B & Y SHARES

                                                                    "As the market moves down, as it
                                                                    has over the past year, people
                                                                    panic and sell. It is a human
                                                                    reaction, but buying high and
                                                                    selling low never made any investor
                                                                    rich."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW MUNDER FUND SHAREHOLDERS:

       The past year has been a difficult one for stock investors. The S&P 500 Index had a -17.99% return for the 12-month period ending June 30, 2002. In part, the negative return was due to slowing economic growth during the earlier part of this period, exacerbated by the economic dislocations that resulted from the attacks of September 11. In response to a weaker economic environment, corporate earnings fell and stock prices followed. This cyclical pattern, however, was heightened by events that shook investors' confidence. In addition to concerns about future terrorism, a wave of corporate accounting scandals reduced the credibility of corporate management and created doubts about the accuracy of corporate balance sheets.

       There is no question that this has been a tough environment. When the market is moving up, people will pay any price to be part of the action. That is what Alan Greenspan referred to as "irrational exuberance."

       We all know that past performance does not guarantee what will happen in the future. However, historically, the downward movements in the stock market have been temporary while the upward movements have been sustained. After each market correction, the stock market averages have historically moved back to their old highs and gone higher. In the past, if you lost your long-term focus, you lost a good part of your long-term returns.

       While the wave of accounting scandals has shaken investors' confidence, we feel that confidence can and will be restored. In our view, the short-term pain will result in a longer-term gain in the form of improved accounting disclosures, greater standardization and transparency of reported earnings and increased accounting of CEOs and CFOs for their company's financial reports.

       The goal of the Munder Index 500 Fund is to closely track the total return of the S&P 500 Index. The S&P 500 universe consists of 500 stocks that are chosen on the basis of their market size, liquidity and industry group representation. It is a market-weighted index, with the largest companies in the S&P 500 universe having the greatest impact on the S&P 500's return. As of June 30, 2002, the market value of the companies in the Index ranged from $492 million to $296.2 billion.

       On the following pages, you will find information and commentary on the relative and absolute performance of the Munder Index 500 Fund. If you have any questions about this Fund, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment objectives.

       Very truly yours,

       /s/ James C. Robinson
       James C. Robinson, President
       The Munder Funds

Table of
        Contents

--------------------------------------------------------------------------------

                 FUND OVERVIEW

                                II          Management's Discussion of Fund Performance
                                II          Munder Index 500 Fund
                                IV          HYPOTHETICALS AND TOTAL RETURNS

                 PORTFOLIO OF INVESTMENTS --

                                1           Munder Index 500 Fund
                                8           FINANCIAL STATEMENTS
                                12          FINANCIAL HIGHLIGHTS
                                15          NOTES TO FINANCIAL STATEMENTS
                                26          REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Management's Discussion of
        Fund Performance

--------------------------------------------------------------------------------

THE STOCK MARKET
   The S&P 500 Index generated a return of -17.99% for the year ending June 30, 2002. The weakness in the Index occurred primarily in the third quarter of 2001, which included the September 11 terrorist attacks, and the second quarter of 2002, which was marked by a wave of accounting scandals. Performance was quite mixed across the various sectors and size segments of the stock market. The only two sectors of the S&P 500 universe to earn a positive return for the 12-month period were consumer staples and materials. The weakest sectors were telecommunication services, utilities and information technology. Size was inversely related to performance, with the S&P SmallCap 600 Index generating a 0.27% return for the fiscal year, while the S&P MidCap 400 had a -4.72% return.

   For the year ending June 30, international stock market indices outperformed the S&P 500 Index. The Morgan Stanley EAFE Index (Europe, Asia and the Far East) had a return of -9.21% while the FTSE World Ex-U.S. Index had a return of -8.47%. The more aggressive Morgan Stanley Emerging Markets Free Index earned a positive return of 1.31%.

   As the Fund's fiscal year ended, investor confidence was still badly bruised by the reports of corporate accounting fraud. As economic growth slowed during the past few years, some companies tried to increase reported earnings through questionable, or downright fraudulent, accounting practices. The Securities and Exchange Commission (SEC) has announced that it will require chief executives and chief financial officers at the 1,000 largest companies to formally certify that their books are accurate. Both the SEC and Congress are considering additional regulation and changes to accounting rules. The result will undoubtedly be increasingly standardized accounting and a greater awareness by senior management as to how financial results are derived and what is reported. Through all of this, it is important to keep in mind that these scandals, as offensive as they are, are limited to a handful of the more than 10,000 publicly traded companies in the U.S. The short-term pain, as significant as it is, should lead to a longer-term gain in the form of improved accounting disclosures and greater standardization and transparency of reported earnings.

[THE PERFORMANCE DATA CONTAINED IN THE FOLLOWING COMMENTARY IS BASED ON THE CLASS Y SHARES. OTHER CLASSES OF SHARES HAVE DIFFERENT SALES CHARGES AND EXPENSES THAT LOWER PERFORMANCE. THE RETURNS FOR THE FUND DO NOT REFLECT THE REDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR UPON REDEMPTION OF FUND SHARES. PLEASE NOTE THAT IN THE FOLLOWING COMMENTARY, THE FUND IS COMPARED TO A STOCK MARKET INDEX. IT IS IMPORTANT TO REMEMBER THAT THE RETURNS FOR THE FUND ARE REPORTED AFTER THE DEDUCTION OF ALL EXPENSES. SINCE THE MARKET INDEX IS NOT AN ACTUAL FUND, THERE ARE NO EXPENSES NETTED AGAINST ITS RETURNS. PLEASE NOTE THAT YOU CANNOT INVEST DIRECTLY IN AN INDEX.]

MUNDER INDEX 500 FUND

FUND MANAGER: THE MUNDER INDEX 500 FUND TEAM
   The Fund earned a return of -18.40% for the year ending June 30, 2002, compared to the -18.44% median return for the Lipper universe of mutual funds with the objective of tracking the

--------------------------------------------------------------------------------

S&P 500 Index. Compared to the Lipper universe, the Fund has earned median or above-median returns for the six-month, nine-month, one-year, two-year, three-year and five-year time periods ending June 30.

   The S&P 500 Index generated a return of -17.99% for the year ending June 30. Eight of the ten sectors of the Index earned a negative return. Only the consumer staples sector (+11.76%) and materials (+7.63%) earned a positive return over this 12-month period. The weakest returns came from the telecommunications, utilities and information technology sectors of the Index. The information technology sector, with a -39.04% return and a 16.60% weight in the Index, detracted over seven percentage points from the S&P 500's return.

   The Fund continued to achieve its goal of closely tracking the total return of the S&P 500 Index. The weight of each of the 500 stocks held in the Fund is monitored carefully relative to its weight in the S&P 500 Index. Cash flows are invested promptly to minimize their impact on the Fund's return.

Hypotheticals and Total Returns

--------------------------------------------------------------------------------
The following graphs represent the performance of the Fund since the inception of each class of shares. This includes a period of time since February 1, 1995 during which the Fund has been managed by Munder Capital Management or its then wholly-owned subsidiary World Asset Management and prior periods when the Fund was managed by their predecessors. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for multiple classes of shares. Differing sales charges and expenses of classes not shown in the line graphs will have an effect on performance. In addition, the information contained in the charts and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

INDEX 500 FUND
                            CLASS A, B & Y SHARE HYPOTHETICALS
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                          LIPPER S&P 500 FUNDS
                                                         CLASS Y                 S&P 500 INDEX#                 AVERAGE**
                                                         -------                 --------------           --------------------
12/1/91                                                 10000.00                    10000.00                    10000.00
                                                        11110.00                    11141.00                    11133.00
                                                        10904.00                    10934.00                    10923.00
                                                        11044.00                    11075.00                    11063.00
                                                        10824.00                    10860.00                    10846.00
                                                        11137.00                    11179.00                    11158.00
                                                        11177.00                    11233.00                    11210.00
6/30/92                                                 11016.00                    11066.00                    11040.00
                                                        11462.00                    11518.00                    11481.00
                                                        11228.00                    11283.00                    11244.00
                                                        11350.00                    11415.00                    11370.00
                                                        11385.00                    11455.00                    11404.00
                                                        11774.00                    11844.00                    11787.00
                                                        11908.00                    11989.00                    11927.00
                                                        12017.00                    12089.00                    12019.00
                                                        12176.00                    12254.00                    12181.00
                                                        12431.00                    12512.00                    12437.00
                                                        12126.00                    12210.00                    12129.00
                                                        12446.00                    12536.00                    12442.00
6/30/93                                                 12478.00                    12572.00                    12473.00
                                                        12422.00                    12522.00                    12419.00
                                                        12884.00                    12996.00                    12881.00
                                                        12787.00                    12896.00                    12776.00
                                                        13052.00                    13163.00                    13035.00
                                                        12922.00                    13037.00                    12906.00
                                                        13073.00                    13195.00                    13061.00
                                                        13517.00                    13643.00                    13495.00
                                                        13147.00                    13273.00                    13118.00
                                                        12569.00                    12695.00                    12547.00
                                                        12725.00                    12858.00                    12705.00
                                                        12922.00                    13068.00                    12909.00
6/30/94                                                 12604.00                    12748.00                    12591.00
                                                        13016.00                    13167.00                    12998.00
                                                        13546.00                    13705.00                    13523.00
                                                        13203.00                    13370.00                    13191.00
                                                        13513.00                    13670.00                    13482.00
                                                        13025.00                    13173.00                    12991.00
                                                        13212.00                    13368.00                    13180.00
                                                        13553.00                    13714.00                    13519.00
                                                        14075.00                    14248.00                    14039.00
                                                        14500.00                    14668.00                    14448.00
                                                        14923.00                    15100.00                    14867.00
                                                        15505.00                    15702.00                    15450.00
6/30/95                                                 15861.00                    16067.00                    15803.00
                                                        16378.00                    16599.00                    16321.00
                                                        16424.00                    16641.00                    16358.00
                                                        17114.00                    17342.00                    17040.00
                                                        17056.00                    17280.00                    16979.00
                                                        17796.00                    18038.00                    17717.00
                                                        18144.00                    18386.00                    18046.00
                                                        18765.00                    19011.00                    18655.00
                                                        18899.00                    19188.00                    18823.00
                                                        19089.00                    19372.00                    19007.00
                                                        19359.00                    19658.00                    19279.00
                                                        19849.00                    20164.00                    19764.00
6/30/96                                                 19923.00                    20241.00                    19841.00
                                                        19061.00                    19347.00                    18961.00
                                                        19455.00                    19756.00                    19351.00
                                                        20537.00                    20867.00                    20434.00
                                                        21107.00                    21442.00                    20995.00
                                                        22680.00                    23062.00                    22570.00
                                                        22220.00                    22605.00                    22121.00
                                                        23585.00                    24016.00                    23492.00
                                                        23762.00                    24205.00                    23670.00
                                                        22776.00                    23212.00                    22690.00
                                                        24121.00                    24597.00                    24034.00
                                                        25594.00                    26101.00                    25490.00
6/30/97                                                 26736.00                    27261.00                    26627.00
                                                        28840.00                    29431.00                    28723.00
                                                        27233.00                    27783.00                    27117.00
                                                        28701.00                    29305.00                    28581.00
                                                        27754.00                    28327.00                    27624.00
                                                        29020.00                    29638.00                    28875.00
                                                        29513.00                    30148.00                    29354.00
                                                        29823.00                    30482.00                    29674.00
                                                        31964.00                    32680.00                    31790.00
                                                        33588.00                    34353.00                    33396.00
                                                        33927.00                    34700.00                    33716.00
                                                        33333.00                    34239.00                    33123.00
6/30/98                                                 34690.00                    35629.00                    34452.00
                                                        34308.00                    35107.00                    34077.00
                                                        29334.00                    30030.00                    29153.00
                                                        31223.00                    31955.00                    31013.00
                                                        33755.00                    34553.00                    33522.00
                                                        35773.00                    36647.00                    35540.00
                                                        37834.00                    38758.00                    37594.00
                                                        39404.00                    40378.00                    39124.00
                                                        38167.00                    39122.00                    37895.00
                                                        39686.00                    40687.00                    39396.00
                                                        41186.00                    42262.00                    40889.00
                                                        40206.00                    41264.00                    39904.00
6/30/99                                                 42433.00                    43555.00                    42094.00
                                                        41101.00                    42196.00                    40768.00
                                                        40883.00                    41985.00                    40544.00
                                                        39755.00                    40834.00                    39417.00
                                                        42259.00                    43419.00                    41889.00
                                                        43096.00                    44300.00                    42705.00
                                                        45630.00                    46910.00                    45199.00
                                                        43321.00                    44555.00                    42912.00
                                                        42498.00                    43713.00                    42080.00
                                                        46646.00                    47988.00                    46166.00
                                                        45218.00                    46543.00                    44758.00
                                                        44278.00                    45589.00                    43813.00
6/30/00                                                 45323.00                    46715.00                    44839.00
                                                        44601.00                    45984.80                    44148.50
                                                        47371.00                    48841.00                    46863.60
                                                        44840.70                    46262.70                    44365.80
                                                        44647.10                    46067.00                    44157.30
                                                        41116.40                    42435.00                    40690.90
                                                        41297.30                    42642.60                    40874.00
                                                        42746.60                    44155.50                    42271.90
                                                        38832.00                    40129.40                    38429.40
                                                        36359.60                    37587.20                    35996.80
                                                        39175.00                    40508.10                    38754.20
                                                        39429.50                    40779.50                    38998.30
6/30/01                                                 38457.40                    39786.90                    38031.20
                                                        38068.60                    39397.10                    37635.50
                                                        35666.50                    36930.80                    35268.20
                                                        32752.50                    33946.80                    32408.00
                                                        33368.20                    34595.20                    32997.80
                                                        35927.60                    37248.70                    35505.60
                                                        36229.40                    37576.40                    35793.20
                                                        35671.50                    37027.80                    35256.30
                                                        34975.90                    36313.20                    34554.70
                                                        36287.50                    37678.60                    35843.60
                                                        34077.60                    35395.20                    33682.20
                                                        33804.90                    35133.30                    33402.70
6/30/02                                                 31377.70                    32631.80                    31007.70

                        GROWTH OF A $10,000 INVESTMENT                      AVERAGE ANNUAL TOTAL RETURNS
                    ---------------------------------------     ----------------------------------------------------
                                                     LIPPER
                                                    S&P 500          ONE          ONE     FIVE         FIVE      TEN
                       WITH   WITHOUT       S&P       FUNDS         YEAR         YEAR    YEARS        YEARS    YEARS
INDEX 500              LOAD      LOAD      500#   AVERAGE**       W/LOAD   W/OUT LOAD   W/LOAD   W/OUT LOAD   W/LOAD
--------------------------------------------------------------------------------------------------------------------
CLASS A -- 12/9/92  $25,371*  $26,027   $27,552   $  26,266     (20.53)%*    (18.48)%   2.60%*        3.13%      N/A
CLASS B -- 10/31/95     N/A   $17,844   $18,883   $  18,222     (21.21)%+    (18.79)%   2.60%+        2.78%      N/A
CLASS Y -- 12/1/91      N/A   $31,378   $32,632   $  31,008          N/A     (18.40)%     N/A         3.27%      N/A

                        AVERAGE ANNUAL TOTAL RETURNS
                     -----------------------------------

                            TEN       SINCE        SINCE
                          YEARS   INCEPTION    INCEPTION
INDEX 500            W/OUT LOAD      W/LOAD   W/OUT LOAD
-------------------  -----------------------------------
CLASS A -- 12/9/92          N/A     10.23%*       10.52%
CLASS B -- 10/31/95         N/A         N/A        9.08%
CLASS Y -- 12/1/91       11.04%         N/A       11.41%

--------------------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 2.50% for Class A
   Shares.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. Index since inception returns for Class A, Class B, and Class Y shares of the Index 500 Fund are as of 11/30/92, 10/31/95, and 11/30/91, respectively.

** The Lipper S&P 500 Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception returns for Class A, Class B, and Class Y shares of the Index 500 Fund are as of 11/30/92, 10/31/95, and 11/30/91, respectively.

Munder Index 500 Fund
        Portfolio of Investments, June 30, 2002

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS -- 99.0%
    AEROSPACE & DEFENSE -- 2.1%
    19,700    General Dynamics Corporation       $  2,095,095
    10,000    Goodrich (B.F.) Company                 273,200
    79,950    Honeywell International, Inc.         2,816,638
    44,142    Lockheed Martin Corporation           3,067,869
    11,000    Northrop Grumman Corporation          1,375,000
    39,000    Raytheon Company                      1,589,250
    17,900    Rockwell Collins, Inc.                  490,818
    82,098    The Boeing Company                    3,694,410
    46,292    United Technologies Corporation       3,143,227
                                                 ------------
                                                   18,545,507
                                                 ------------
    AIRLINES -- 0.2%
    15,200    AMR Corporation+                        256,272
    12,100    Delta Air Lines, Inc.                   242,000
    75,518    Southwest Airlines Company            1,220,371
                                                 ------------
                                                    1,718,643
                                                 ------------
    AIR FREIGHT & LOGISTICS -- 0.2%
    29,160    FedEx Corporation                     1,557,144
     6,100    Ryder System, Inc.                      165,249
                                                 ------------
                                                    1,722,393
                                                 ------------
    AUTOMOBILES -- 0.8%
   177,316    Ford Motor Company                    2,837,056
    54,900    General Motors Corporation            2,934,405
    29,600    Harley-Davidson, Inc.                 1,517,592
                                                 ------------
                                                    7,289,053
                                                 ------------
    AUTO COMPONENTS -- 0.3%
     7,200    Cooper Tire & Rubber Company            147,960
    14,518    Dana Corporation                        269,019
    54,833    Delphi Automotive Systems
                Corporation                           723,796
    16,000    Goodyear Tire & Rubber Company          299,360
     8,700    Johnson Controls, Inc.                  710,007
    12,500    TRW, Inc.                               712,250
    12,767    Visteon Corporation                     181,291
                                                 ------------
                                                    3,043,683
                                                 ------------
    BANKS -- 7.3%
    35,350    AmSouth Bancorporation                  791,133
   150,599    Bank of America Corporation          10,596,146
    71,200    Bank of New York Company, Inc.        2,403,000
   114,805    Bank One Corporation                  4,417,696
    46,900    BB&T Corporation                      1,810,340
    22,014    Charter One Financial, Inc.             756,841
    17,200    Comerica, Inc.                        1,056,080
    57,639    Fifth Third Bancorporation            3,841,639
    12,400    First Tennessee National
                Corporation                           474,920
   102,403    FleetBoston Financial Corporation     3,312,737
    15,100    Golden West Financial Corporation     1,038,578
    24,142    Huntington Bancshares, Inc.             468,838
    41,700    KeyCorp                               1,138,410

SHARES                                                  VALUE
-------------------------------------------------------------
    BANKS (CONTINUED)
    20,800    Marshall & Ilsley Corporation      $    643,344
    43,100    Mellon Financial Corporation          1,354,633
    59,600    National City Corporation             1,981,700
    21,700    Northern Trust Corporation              956,102
    27,800    PNC Financial Services Group          1,453,384
    22,400    Regions Financial Corporation           787,360
    33,900    Southtrust Corporation                  885,468
    28,000    SunTrust Banks, Inc.                  1,896,160
    28,900    Synovus Financial Corporation           795,328
   187,068    U.S. Bancorp                          4,368,038
    19,850    Union Planters Corporation              642,544
   133,904    Wachovia Corporation                  5,112,455
    95,346    Washington Mutual, Inc.               3,538,290
   167,360    Wells Fargo & Company                 8,378,042
     9,000    Zions Bancorporation                    468,900
                                                 ------------
                                                   65,368,106
                                                 ------------
    BEVERAGES -- 3.2%
    85,800    Anheuser-Busch Companies, Inc.        4,290,000
     6,700    Brown-Forman Corporation, Class B       462,300
   243,000    Coca-Cola Company                    13,608,000
    43,700    Coca-Cola Enterprises, Inc.             964,896
     3,500    Coors (Adolph) Company, Class B         218,050
    27,600    Pepsi Bottling Group, Inc.              850,080
   172,970    PepsiCo, Inc.                         8,337,154
                                                 ------------
                                                   28,730,480
                                                 ------------
    BIOTECHNOLOGY -- 0.9%
   101,600    Amgen, Inc.+                          4,255,008
    14,500    Biogen, Inc.+                           600,735
    18,600    Chiron Corporation+                     657,510
    20,900    Genzyme Corporation+                    402,116
    54,000    Immunex Corporation+                  1,206,360
    24,500    MedImmune, Inc.+                        646,800
                                                 ------------
                                                    7,768,529
                                                 ------------
    BUILDING PRODUCTS -- 0.2%
     7,100    American Standard Companies,
                Inc.+                                 533,210
     5,875    Crane Company                           149,107
    47,300    Masco Corporation                     1,282,303
                                                 ------------
                                                    1,964,620
                                                 ------------
    CHEMICALS -- 1.5%
    22,200    Air Products & Chemicals, Inc.        1,120,434
    88,776    Dow Chemical Company                  3,052,119
    97,149    DuPont (E.I.) de Nemours &
                Company                             4,313,416
     7,575    Eastman Chemical Company                355,267
    12,600    Ecolab, Inc.                            582,498
    12,650    Engelhard Corporation                   358,248
     4,900    Great Lakes Chemical Corporation        129,801
    10,700    Hercules, Inc.+                         124,120
     9,200    International Flavors &
                Fragrances, Inc.                      298,908
    16,500    PPG Industries, Inc.                  1,021,350

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    CHEMICALS (CONTINUED)
    16,000    Praxair, Inc.                      $    911,520
    21,652    Rohm & Haas Company                     876,689
     7,112    Sigma-Aldrich Corporation               356,667
                                                 ------------
                                                   13,501,037
                                                 ------------
    COMMERCIAL SERVICES & SUPPLIES -- 2.0%
    19,300    Allied Waste Industries, Inc.+          185,280
    16,900    Apollo Group, Inc., Class A+            666,198
    60,700    Automatic Data Processing, Inc.       2,643,485
    10,700    Avery Dennison Corporation              671,425
    18,000    Block (H & R), Inc.                     830,700
   102,023    Cendant Corporation+                  1,620,125
    16,600    Cintas Corporation                      820,538
    49,900    Concord EFS, Inc.+                    1,503,986
    16,900    Convergys Corporation+                  329,212
     6,200    Deluxe Corporation                      241,118
    11,100    Donnelley (R.R.) & Sons Company         305,805
    14,200    Equifax, Inc.                           383,400
    74,784    First Data Corporation                2,781,965
    18,700    Fiserv, Inc.+                           686,477
    36,650    Paychex, Inc.                         1,146,778
    23,500    Pitney Bowes, Inc.                      933,420
    17,200    Robert Half International, Inc.+        400,760
    14,107    Sabre Holdings Corporation, Class
                A+                                    505,031
    60,453    Waste Management, Inc.                1,574,801
                                                 ------------
                                                   18,230,504
                                                 ------------
    COMMUNICATIONS EQUIPMENT -- 2.0%
    77,700    ADC Telecommunications, Inc.+           177,933
     9,547    Andrew Corporation+                     142,441
    35,312    Avaya, Inc.+                            174,794
    42,100    CIENA Corporation+                      176,399
   716,300    Cisco Systems, Inc.+                  9,992,385
    18,300    Comverse Technology, Inc.+              169,458
    92,929    Corning, Inc.                           329,898
   133,200    JDS Uniphase Corporation+               355,644
   335,245    Lucent Technologies, Inc.               556,507
   222,141    Motorola, Inc.                        3,203,273
   375,390    Nortel Networks Corporation             544,316
    75,300    QUALCOMM, Inc.+                       2,069,997
    15,300    Scientific-Atlanta, Inc.                251,685
    40,200    Tellabs, Inc.+                          249,240
                                                 ------------
                                                   18,393,970
                                                 ------------
    COMPUTERS & PERIPHERALS -- 3.2%
    34,800    Apple Computer, Inc.+                   616,656
   254,000    Dell Computer Corporation+            6,639,560
   217,500    EMC Corporation+                      1,642,125
    31,700    Gateway 2000, Inc.+                     140,748
   295,423    Hewlett Packard Company               4,514,064
   167,500    International Business Machines
                Corporation                        12,060,000

SHARES                                                  VALUE
-------------------------------------------------------------
    COMPUTERS & PERIPHERALS (CONTINUED)
    12,700    Lexmark International Group,
                Inc., Class A+                   $    690,880
     9,600    NCR Corporation+                        332,160
    32,700    Network Appliance, Inc.+                406,788
    56,653    Palm, Inc.                               99,709
   317,600    Sun Microsystems, Inc.+               1,591,176
                                                 ------------
                                                   28,733,866
                                                 ------------
    CONSTRUCTION MATERIALS -- 0.0%#
     9,900    Vulcan Materials Company                433,620
                                                 ------------
    CONSTRUCTION & ENGINEERING -- 0.0%#
     7,900    Fluor Corporation                       307,705
     6,200    McDermott International, Inc.+           50,220
                                                 ------------
                                                      357,925
                                                 ------------
    CONTAINERS & PACKAGING -- 0.2%
     5,600    Ball Corporation                        232,288
     5,200    Bemis Company, Inc.                     247,000
    15,500    Pactiv Corporation                      368,900
     8,169    Sealed Air Corporation+                 328,966
     5,140    Temple-Inland, Inc.                     297,400
                                                 ------------
                                                    1,474,554
                                                 ------------
    DIVERSIFIED FINANCIALS -- 7.5%
    10,350    Ambac Financial Group, Inc.             695,520
   130,100    American Express Company              4,725,232
     9,742    Bear Stearns Companies, Inc.            596,210
    21,500    Capital One Financial Corporation     1,312,575
   134,159    Charles Schwab Corporation            1,502,581
   503,572    Citigroup, Inc.                      19,513,415
    12,100    Countrywide Credit Industries,
                Inc.                                  583,825
    97,600    Federal National Mortgage
                Association                         7,198,000
    25,600    Franklin Resources, Inc.              1,091,584
    68,000    Freddie Mac                           4,161,600
    44,706    Household International, Inc.         2,221,888
   194,792    J. P. Morgan Chase & Company          6,607,345
    23,900    Lehman Brothers Holdings, Inc.        1,494,228
    83,352    MBNA Corporation                      2,756,451
    84,400    Merrill Lynch & Company, Inc.         3,418,200
    15,140    Moody's Corporation                     753,215
   107,778    Morgan Stanley, Dean Witter and
                Company                             4,643,076
    28,200    Providian, LLC                          165,816
    15,200    SLM Corporation                       1,472,880
    31,800    State Street Corporation              1,421,460
    21,800    Stilwell Financial, Inc.                396,760
    12,100    T. Rowe Price Group, Inc.               397,848
                                                 ------------
                                                   67,129,709
                                                 ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.8%
    30,466    ALLTEL Corporation                    1,431,902
   371,635    AT&T Corporation                      3,976,495
   183,400    BellSouth Corporation                 5,777,100

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
    13,800    CenturyTel, Inc.                   $    407,100
    27,600    Citizens Communications Company+        230,736
   164,070    Qwest Communications
                International, Inc.                   459,396
   326,775    SBC Communications                    9,966,637
    87,200    Sprint Corporation                      925,192
   266,406    Verizon Communications, Inc.         10,696,201
                                                 ------------
                                                   33,870,759
                                                 ------------
    ELECTRIC UTILITIES -- 2.3%
    12,300    Allegheny Energy, Inc.                  316,725
    14,100    Ameren Corporation                      606,441
    33,140    American Electric Power Company,
                Inc.                                1,326,263
    16,334    Cinergy Corporation                     587,861
    13,200    CMS Energy Corporation                  144,936
    20,800    Consolidated Edison Company             868,400
    16,050    Constellation Energy Group              470,907
    27,101    Dominion Resources, Inc.              1,794,086
    16,300    DTE Energy Company                      727,632
    31,900    Edison International                    542,300
    21,900    Entergy Corporation                     929,436
    31,462    Exelon Corporation                    1,645,463
    29,121    FirstEnergy Corporation                 972,059
    17,200    FPL Group, Inc.                       1,031,828
    38,100    PG & E Corporation                      681,609
     8,300    Pinnacle West Capital Corporation       327,850
    14,400    PPL Corporation                         476,352
    21,600    Progress Energy, Inc.                 1,123,416
    20,200    Public Service Enterprise               874,660
    29,695    Reliant Energy, Inc.                    501,845
    68,900    Southern Company                      1,887,860
    15,030    TECO Energy, Inc.                       371,993
    26,015    TXU Corporation                       1,341,073
    38,560    Xcel Energy, Inc.                       646,651
                                                 ------------
                                                   20,197,646
                                                 ------------
    ELECTRICAL EQUIPMENT -- 0.4%
    19,200    American Power Conversion
                Corporation+                          242,496
     9,100    Cooper Industries Ltd.                  357,630
    41,200    Emerson Electric Company              2,204,612
    18,900    Molex, Inc.                             633,717
     7,700    Power-One, Inc.+                         47,894
    18,100    Rockwell Automation                     361,638
     5,700    Thomas & Betts Corporation              106,020
                                                 ------------
                                                    3,954,007
                                                 ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
    45,449    Agilent Technologies, Inc.+           1,074,869
    19,300    Jabil Circuit, Inc.+                    407,423
     4,700    Millipore Corporation                   150,306
    12,300    PerkinElmer, Inc.                       135,915

SHARES                                                  VALUE
-------------------------------------------------------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
    51,300    Sanmina Corporation+               $    323,703
    80,500    Solectron Corporation+                  495,075
    22,450    Symbol Technologies, Inc.               190,825
     8,900    Tektronix, Inc.+                        166,519
    16,900    Thermo Electron Corporation             278,850
    12,900    Waters Corporation+                     344,430
                                                 ------------
                                                    3,567,915
                                                 ------------
    ENERGY EQUIPMENT & SERVICES -- 0.8%
    33,020    Baker Hughes, Inc.                    1,099,236
    15,300    BJ Services Company+                    518,364
    42,600    Halliburton Company                     679,044
    14,100    Nabors Industries Ltd.+                 497,730
    13,200    Noble Corporation+                      509,520
     9,200    Rowan Companies, Inc.+                  197,340
    56,430    Schlumberger Ltd.                     2,623,995
    31,215    Transocean Sedco Forex, Inc.            972,347
                                                 ------------
                                                    7,097,576
                                                 ------------
    FOOD & DRUG RETAILING -- 1.3%
    39,793    Albertson's, Inc.                     1,212,095
    38,382    CVS Corporation                       1,174,489
    77,700    Kroger Company+                       1,546,230
    47,300    Safeway, Inc.+                        1,380,687
    13,000    Supervalu, Inc.                         318,890
    64,900    SYSCO Corporation                     1,766,578
   100,100    Walgreen Company                      3,866,863
    13,800    Winn Dixie Stores, Inc.                 215,142
                                                 ------------
                                                   11,480,974
                                                 ------------
    FOOD PRODUCTS -- 1.7%
    63,712    Archer-Daniels-Midland Company          814,876
    40,100    Campbell Soup Company                 1,109,166
    52,550    ConAgra, Inc.                         1,453,008
    35,800    General Mills, Inc.                   1,578,064
    34,300    Heinz (H.J.) Company                  1,409,730
    13,400    Hershey Foods Corporation               837,500
    40,000    Kellogg Company                       1,434,400
    76,800    Sara Lee Corporation                  1,585,152
    55,932    Unilever NV, NYR                      3,624,394
    22,000    Wrigley (Wm) Jr. Company              1,217,700
                                                 ------------
                                                   15,063,990
                                                 ------------
    GAS UTILITIES -- 0.4%
    56,870    El Paso Corporation                   1,172,091
    13,800    KeySpan Corporation                     519,570
    11,900    Kinder Morgan, Inc.                     452,438
     4,300    NICOR, Inc.                             196,725
    20,332    NiSource, Inc.                          443,847
     3,500    People's Energy Corporation             127,610
    20,078    Sempra Energy                           444,326
                                                 ------------
                                                    3,356,607
                                                 ------------

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    HEALTH CARE EQUIPMENT & SUPPLIES -- 1.6%
    20,800    Applera Corporation - Applied
                Biosystems Group                 $    405,392
     5,100    Bard (C.R.), Inc.                       288,558
     5,300    Bausch & Lomb, Inc.                     179,405
    58,800    Baxter International, Inc.            2,613,660
    25,300    Becton, Dickinson & Company             871,585
    26,200    Biomet, Inc.                            710,544
    39,700    Boston Scientific Corporation+        1,164,004
    29,900    Guidant Corporation+                    903,877
   118,800    Medtronic, Inc.                       5,090,580
     8,650    St. Jude Medical, Inc.+                 638,803
    19,300    Stryker Corporation                   1,032,743
    19,044    Zimmer Holdings, Inc.+                  679,109
                                                 ------------
                                                   14,578,260
                                                 ------------
    HEALTH CARE PROVIDERS & SERVICES -- 1.9%
    14,314    Aetna, Inc.                             686,643
    10,300    AmerisourceBergen Corporation           782,800
    44,211    Cardinal Health, Inc.                 2,714,998
    13,800    CIGNA Corporation                     1,344,396
    50,277    HCA-The Healthcare Company            2,388,157
    23,600    Health Management Associates,
                Inc.+                                 475,540
    38,489    HEALTHSOUTH Corporation+                492,274
    16,600    Humana, Inc.+                           259,458
    28,280    IMS Health, Inc.                        507,626
     9,850    Manor Care, Inc.+                       226,550
    28,147    McKesson HBOC, Inc.                     920,407
    11,600    Quintiles Transnational
                Corporation+                          144,884
    31,900    Tenet Healthcare Corporation+         2,282,445
    30,100    UnitedHealth Group, Inc.              2,755,655
    14,200    Wellpoint Health Networks, Inc.+      1,104,902
                                                 ------------
                                                   17,086,735
                                                 ------------
    HOTELS, RESTAURANTS & LEISURE -- 1.2%
    57,400    Carnival Corporation, Class A         1,589,406
    16,900    Darden Restaurants, Inc.                417,430
    11,200    Harrah's Entertainment, Inc.+           496,720
    36,300    Hilton Hotels Corporation               504,570
     8,850    International Game Technology+          501,795
    23,800    Marriott International, Inc.            905,590
   124,400    McDonald's Corporation                3,539,180
    37,800    Starbucks Corporation+                  939,330
    19,500    Starwood Hotels & Resorts
                Worldwide, Inc.                       641,355
    11,200    Wendy's International, Inc.             446,096
    28,980    Yum! Brands, Inc.+                      847,665
                                                 ------------
                                                   10,829,137
                                                 ------------
    HOUSEHOLD DURABLES -- 0.6%
     6,400    American Greetings Corporation,
                Class A                               106,624
     7,900    Black & Decker Corporation              380,780
     6,000    Centex Corporation                      346,740

SHARES                                                  VALUE
-------------------------------------------------------------
    HOUSEHOLD DURABLES (CONTINUED)
    14,700    Fortune Brands, Inc.               $    823,200
     5,000    KB Home                                 257,550
    19,200    Leggett & Platt, Inc.                   449,280
     7,600    Maytag Corporation                      324,140
    26,097    Newell Rubbermaid, Inc.                 914,961
     5,909    Pulte Corporation                       339,649
     5,650    Snap-On, Inc.                           167,749
     8,300    Stanley Works                           340,383
     5,700    Tupperware Corporation                  118,503
     6,600    Whirlpool Corporation                   431,376
                                                 ------------
                                                    5,000,935
                                                 ------------
    HOUSEHOLD PRODUCTS -- 2.0%
    22,524    Clorox Company                          931,367
    53,500    Colgate-Palmolive Company             2,677,675
    50,794    Kimberly-Clark Corporation            3,149,228
   127,100    Procter & Gamble Company             11,350,030
                                                 ------------
                                                   18,108,300
                                                 ------------
    INDUSTRIAL CONGLOMERATES -- 4.0%
    38,100    3M Company                            4,686,300
   972,300    General Electric Company             28,245,315
    13,700    Textron, Inc.                           642,530
   195,366    Tyco International Ltd.               2,639,395
                                                 ------------
                                                   36,213,540
                                                 ------------
    INSURANCE -- 4.5%
    25,700    ACE Ltd.                                812,120
    50,700    AFLAC, Inc.+                          1,622,400
    69,420    Allstate Corporation                  2,567,152
   255,678    American International Group,
                Inc.                               17,444,910
    26,625    Aon Corporation                         784,905
    16,799    Chubb Corporation                     1,189,369
    15,900    Cincinnati Financial Corporation        739,827
    33,898    Conseco, Inc.+                           67,796
    24,200    Hartford Financial Services
                Group, Inc.                         1,439,174
    14,725    Jefferson-Pilot Corporation             692,075
    28,800    John Hancock Financial Services,
                Inc.                                1,013,760
    18,300    Lincoln National Corporation            768,600
    18,500    Loews Corporation                       980,315
    26,800    Marsh & McLennan Companies, Inc.      2,588,880
    14,500    MBIA, Inc.                              819,685
    69,000    MetLife, Inc.                         1,987,200
    10,300    MGIC Investment Corporation             698,340
    21,500    Progressive Corporation               1,243,775
    12,500    SAFECO Corporation                      386,125
    20,358    St. Paul Companies, Inc.                792,333
    11,900    Torchmark, Inc.                         454,580
    23,796    UnumProvident Corporation               605,608
    13,250    XL Capital Ltd., Class A              1,122,275
                                                 ------------
                                                   40,821,204
                                                 ------------

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    INTERNET SOFTWARE & SERVICES -- 0.1%
    58,500    Yahoo!, Inc.+                      $    863,460
                                                 ------------
    IT CONSULTING & SERVICES -- 0.3%
    16,700    Computer Sciences Corporation+          798,260
    46,900    Electronic Data Systems
                Corporation                         1,742,335
    31,500    Unisys Corporation+                     283,500
                                                 ------------
                                                    2,824,095
                                                 ------------
    LEISURE EQUIPMENT & PRODUCTS -- 0.2%
     8,800    Brunswick Corporation                   246,400
    28,500    Eastman Kodak Company                   831,345
    16,950    Hasbro, Inc.                            229,842
    42,711    Mattel, Inc.                            900,348
                                                 ------------
                                                    2,207,935
                                                 ------------
    MACHINERY -- 1.1%
    33,600    Caterpillar, Inc.                     1,644,720
     4,100    Cummins Engine, Inc.                    135,710
    14,800    Danaher Corporation                     981,980
    23,300    Deere & Company                       1,116,070
    19,800    Dover Corporation                       693,000
     6,900    Eaton Corporation                       501,975
    29,979    Illinois Tool Works, Inc.             2,047,566
    16,550    Ingersoll-Rand Company, Class A         755,673
     8,900    ITT Industries, Inc.                    628,340
     5,880    Navistar International
                Corporation                           188,160
    11,360    PACCAR, Inc.                            504,270
    12,033    Pall Corporation                        249,685
    11,550    Parker-Hannifin Corporation             551,974
                                                 ------------
                                                    9,999,123
                                                 ------------
    MEDIA -- 3.4%
   435,650    AOL Time Warner, Inc.+                6,408,412
    59,963    Clear Channel Communications+         1,920,015
    92,500    Comcast Corporation, Class A
                (non-voting)+                       2,205,200
   199,608    Disney (Walt) Company                 3,772,591
     8,200    Dow Jones & Company, Inc.               397,290
    26,100    Gannett Company, Inc.                 1,980,990
    37,400    Interpublic Group of Companies,
                Inc.                                  926,024
     8,200    Knight-Ridder, Inc.                     516,190
    19,000    McGraw-Hill, Inc.                     1,134,300
     4,900    Meredith Corporation                    187,915
    14,800    New York Times Company, Class A         762,200
    18,300    Omnicom, Inc.                           838,140
    10,900    TMP Worldwide, Inc.+                    234,350
    29,500    Tribune Company                       1,283,250
    22,360    Univision Communications, Inc.+         702,104
   172,966    Viacom, Inc., Class B+                7,674,501
                                                 ------------
                                                   30,943,472
                                                 ------------
    METALS & MINING -- 0.9%
    31,450    Alcan Aluminum Ltd.                   1,180,004
    82,836    Alcoa, Inc.                           2,746,013

SHARES                                                  VALUE
-------------------------------------------------------------
    METALS & MINING (CONTINUED)
     7,913    Allegheny Technologies, Inc.       $    125,025
    52,927    Barrick Gold Corporation              1,005,084
    14,100    Freeport McMoRan Copper & Gold,
                Class B+                              251,685
    17,800    Inco Ltd.+                              402,992
    38,305    Newmont Mining Corporation            1,008,571
     7,600    Nucor Corporation                       494,304
     8,715    Phelps Dodge Corporation                359,058
    32,300    Placer Dome, Inc.                       362,083
     9,940    United States Steel Corporation         197,707
     8,325    Worthington Industries, Inc.            150,682
                                                 ------------
                                                    8,283,208
                                                 ------------
    MULTILINE RETAIL -- 4.1%
    11,380    Big Lots, Inc.+                         223,958
    44,434    Costco Wholesale Corporation+         1,716,041
     8,200    Dillard's, Inc.                         215,578
    32,581    Dollar General Corporation              620,016
    16,900    Family Dollar Stores, Inc.              595,725
    19,700    Federated Department Stores+            782,090
    32,900    Kohl's Corporation+                   2,305,632
    28,050    May Department Stores Company           923,687
    13,200    Nordstrom, Inc.                         298,980
    26,200    Penney (J.C.) Company, Inc.             576,924
    30,800    Sears, Roebuck & Company              1,672,440
    88,700    Target Corporation                    3,379,470
   435,200    Wal-Mart Stores, Inc.                23,940,352
                                                 ------------
                                                   37,250,893
                                                 ------------
    MULTI-UTILITIES & UNREGULATED POWER -- 0.4%
    52,300    AES Corporation                         283,466
    36,600    Calpine Corporation+                    257,298
    81,140    Duke Energy Corporation               2,523,454
    35,300    Dynegy, Inc., Class A                   254,160
    39,293    Mirant Corporation+                     286,839
    50,527    Williams Companies, Inc.                302,657
                                                 ------------
                                                    3,907,874
                                                 ------------
    OFFICE ELECTRONICS -- 0.1%
    70,400    Xerox Corporation                       490,688
                                                 ------------
    OIL & GAS -- 6.7%
     8,700    Amerada Hess Corporation                717,750
    24,320    Anadarko Petroleum Corporation        1,198,976
    14,030    Apache Corporation                      806,444
     6,800    Ashland, Inc.                           275,400
    19,665    Burlington Resources, Inc.              747,270
   104,411    ChevronTexaco Corporation             9,240,374
    61,326    Conoco, Inc.                          1,704,863
    15,272    Devon Energy Corporation                752,604
    11,400    EOG Resources, Inc.                     452,580
   663,496    Exxon Mobil Corporation              27,150,256
     9,837    Kerr-McGee Corporation                  526,771
    30,300    Marathon Oil Corporation                821,736
    36,700    Occidental Petroleum Corporation      1,100,633

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    OIL & GAS (CONTINUED)
    37,460    Phillips Petroleum Company         $  2,205,645
   207,800    Royal Dutch Petroleum Company,
                NYR                                11,485,106
     7,500    Sunoco, Inc.                            267,225
    23,900    Unocal Corporation                      882,866
                                                 ------------
                                                   60,336,499
                                                 ------------
    PAPER & FOREST PRODUCTS -- 0.6%
     5,700    Boise Cascade Corporation               196,821
    22,560    Georgia-Pacific Group                   554,525
    47,209    International Paper Company           2,057,368
    10,200    Louisiana-Pacific Corporation           108,018
    19,548    MeadWestvaco Corporation                656,031
    21,350    Weyerhaeuser Company                  1,363,197
                                                 ------------
                                                    4,935,960
                                                 ------------
    PERSONAL PRODUCTS -- 0.6%
     5,700    Alberto-Culver Company, Class B         272,460
    23,100    Avon Products, Inc.                   1,206,744
   103,420    Gillette Company                      3,502,835
                                                 ------------
                                                    4,982,039
                                                 ------------
    PHARMACEUTICALS -- 9.2%
   152,700    Abbott Laboratories                   5,749,155
    12,600    Allergan, Inc.                          841,050
   189,640    Bristol-Myers Squibb Company          4,873,748
    17,500    Forest Laboratories, Inc.+            1,239,000
   294,651    Johnson & Johnson                    15,398,461
    24,283    King Pharmaceuticals, Inc.+             540,297
   110,000    Lilly (Eli) & Company                 6,204,000
   221,600    Merck & Company, Inc.                11,221,824
   610,925    Pfizer, Inc.                         21,382,375
   126,479    Pharmacia Corporation                 4,736,639
   143,400    Schering-Plough Corporation           3,527,640
    10,400    Watson Pharmaceuticals, Inc.+           262,808
   129,800    Wyeth                                 6,645,760
                                                 ------------
                                                   82,622,757
                                                 ------------
    REAL ESTATE -- 0.4%
    40,800    Equity Office Properties Trust        1,228,080
    26,900    Equity Residential Properties
                Trust                                 773,375
    18,100    Plum Creek Timber Company, Inc.         555,670
    17,200    Simon Property Group, Inc.              633,648
                                                 ------------
                                                    3,190,773
                                                 ------------
    ROAD & RAIL -- 0.5%
    37,489    Burlington Northern Santa Fe          1,124,670
    20,800    CSX Corporation                         729,040
    38,000    Norfolk Southern Corporation            888,440
    24,600    Union Pacific Corporation             1,556,688
                                                 ------------
                                                    4,298,838
                                                 ------------

SHARES                                                  VALUE
-------------------------------------------------------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.2%
    33,400    Advanced Micro Devices, Inc.+      $    324,648
    37,600    Altera Corporation+                     511,360
    35,700    Analog Devices, Inc.+                 1,060,290
   160,300    Applied Materials, Inc.+              3,048,906
    29,300    Applied Micro Circuits
                Corporation+                          138,589
    26,300    Broadcom Corporation, Class A+          461,302
   654,100    Intel Corporation                    11,950,407
    18,500    KLA-Tencor Corporation+                 813,815
    31,100    Linear Technology Corporation           977,473
    36,200    LSI Logic Corporation+                  316,750
    31,599    Maxim Integrated Products, Inc.+      1,211,190
    58,900    Micron Technology, Inc.+              1,190,958
    17,500    National Semiconductor
                Corporation+                          510,475
    14,200    Novellus Systems, Inc.+                 482,800
    14,600    NVIDIA Corporation+                     250,828
    16,300    PMC-Sierra, Inc.+                       151,101
     9,100    QLogic Corporation+                     346,710
    17,900    Teradyne, Inc.+                         420,650
   169,700    Texas Instruments, Inc.               4,021,890
    19,600    Vitesse Semiconductor
                Corporation+                           60,956
    32,800    Xilinx, Inc.+                           735,704
                                                 ------------
                                                   28,986,802
                                                 ------------
    SOFTWARE -- 4.5%
    23,500    Adobe Systems, Inc.                     669,750
    11,200    Autodesk, Inc.                          148,400
    23,757    BMC Software, Inc.+                     394,366
    17,800    Citrix Systems, Inc.+                   107,512
    56,575    Computer Associates
                International, Inc.                   898,977
    36,500    Compuware Corporation+                  221,555
    20,700    Intuit+                               1,029,204
     8,200    Mercury Interactive Corporation+        188,272
   529,800    Microsoft Corporation+               28,980,060
    35,500    Novell, Inc.+                           113,955
   537,200    Oracle Systems Corporation+           5,087,284
    25,500    Parametric Technology
                Corporation+                           87,465
    30,387    PeopleSoft, Inc.+                       452,158
    19,000    Rational Software Corporation+          155,990
    46,300    Siebel Systems, Inc.+                   658,386
    40,000    VERITAS Software Corporation+           791,600
                                                 ------------
                                                   39,984,934
                                                 ------------
    SPECIALTY RETAIL -- 2.4%
    10,300    AutoZone, Inc.+                         796,190
    28,600    Bed Bath & Beyond, Inc.+              1,079,364
    31,350    Best Buy Company, Inc.+               1,138,005
    20,500    Circuit City Stores -- Circuit
                City Group                            384,375
    84,787    Gap, Inc.                             1,203,975
   230,419    Home Depot, Inc.                      8,463,290
    50,764    Limited, Inc.                         1,081,273
    76,040    Lowes Companies, Inc.                 3,452,216
    30,200    Office Depot, Inc.+                     507,360

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Portfolio of Investments, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

SHARES                                                  VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    SPECIALTY RETAIL (CONTINUED)
    17,000    RadioShack Corporation             $    511,020
    14,900    Sherwin-Williams Company                445,957
    45,750    Staples, Inc.+                          901,275
    14,300    Tiffany & Company                       503,360
    52,800    TJX Companies, Inc.                   1,035,408
    20,550    Toys R Us, Inc.+                        359,009
                                                 ------------
                                                   21,862,077
                                                 ------------
    TEXTILES, APPAREL & LUXURY GOODS -- 0.3%
    12,600    Jones Apparel Group, Inc.+              472,500
    10,400    Liz Claiborne, Inc.                     330,720
    26,300    NIKE, Inc., Class B                   1,410,995
     5,800    Reebok International Ltd.+              171,100
    10,800    V.F. Corporation                        423,468
                                                 ------------
                                                    2,808,783
                                                 ------------
    TOBACCO -- 1.1%
   209,300    Philip Morris Companies, Inc.         9,142,224
    16,500    UST, Inc.                               561,000
                                                 ------------
                                                    9,703,224
                                                 ------------
    TRADING COMPANIES & DISTRIBUTORS -- 0.1%
    17,025    Genuine Parts Company                   593,662
     9,200    Grainger (W.W.), Inc.                   460,920
                                                 ------------
                                                    1,054,582
                                                 ------------
    WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
   264,813    AT&T Wireless Services, Inc.+         1,549,156
    79,700    NEXTEL Communications, Inc.+            255,837
    97,100    Sprint PCS+                             434,037
                                                 ------------
                                                    2,239,030
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $792,519,812)                             889,410,830
                                                 ------------
PRINCIPAL
AMOUNT                                                  VALUE
-------------------------------------------------------------
U.S. TREASURY BILL -- 0.5%
  (Cost $4,187,576)
$4,200,000    1.805%++ due 8/29/2002**           $  4,187,576
                                                 ------------
REPURCHASE AGREEMENT -- 0.6%
  (Cost $5,693,000)
 5,693,000    Agreement with State Street Bank
                and Trust Company,
                1.850% dated 06/28/2002, to be
                repurchased at $5,693,878 on
                07/01/2002, collateralized by
                $5,095,000 U.S. Treasury Note,
                6.500% maturing 2/15/2010
                (value $5,808,300)                  5,693,000
                                                 ------------

TOTAL INVESTMENTS
  (Cost $802,400,388*)                100.1%      899,291,406
OTHER ASSETS AND LIABILITIES (NET)     (0.1)       (1,000,027)
                                      -----      ------------
NET ASSETS                            100.0%     $898,291,379
                                      =====      ============

------------
 * Aggregate cost for Federal tax purposes is $810,769,388.
** Security pledged as collateral for futures contracts.
 + Non-income producing security.
++ Rate represents annualized yield at date of purchase.
#  Amount represents less than 0.1% of net assets.

ABBREVIATION:
NYR -- New York Registered Shares

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Statement of Assets and Liabilities, June 30, 2002

--------------------------------------------------------------------------------

ASSETS:
Investments, at value
  See accompanying schedules:
    Securities..............................................  $893,598,406
    Repurchase agreements...................................     5,693,000
                                                              ------------
Total Investments...........................................   899,291,406
Cash........................................................           453
Interest receivable.........................................           878
Dividends receivable........................................     1,061,022
Receivable for Fund shares sold.............................     1,174,196
Prepaid expenses and other assets...........................        67,373
                                                              ------------
      Total Assets..........................................   901,595,328
                                                              ------------
LIABILITIES:
Payable for Fund shares redeemed............................     2,180,325
Variation margin............................................        18,676
Investment advisory fees payable............................        91,281
Administration fees payable.................................       101,289
Shareholder servicing fees payable..........................        44,257
Distribution fees payable...................................       195,021
Transfer agency/record keeping fees payable.................       426,275
Custody fees payable........................................        30,985
Trustees' fees and expenses payable.........................        30,143
Accrued expenses and other payables.........................       185,697
                                                              ------------
      Total Liabilities.....................................     3,303,949
                                                              ------------
NET ASSETS..................................................  $898,291,379
                                                              ============
Investments, at cost........................................  $802,400,388
                                                              ============

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Statement of Assets and Liabilities, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Undistributed net investment income.........................  $    379,474
Accumulated net realized loss on investments sold...........   (65,322,759)
Net unrealized appreciation of investments..................    96,660,270
Par value...................................................        43,504
Paid-in capital in excess of par value......................   866,530,890
                                                              ------------
                                                              $898,291,379
                                                              ============
NET ASSETS:
Class A Shares..............................................  $340,270,756
                                                              ============
Class B Shares..............................................  $281,790,279
                                                              ============
Class K Shares..............................................  $207,675,472
                                                              ============
Class Y Shares..............................................  $ 68,554,872
                                                              ============
SHARES OUTSTANDING:
Class A Shares..............................................    16,479,822
                                                              ============
Class B Shares..............................................    13,646,659
                                                              ============
Class K Shares..............................................    10,063,259
                                                              ============
Class Y Shares..............................................     3,314,431
                                                              ============
CLASS A SHARES:
Net asset value and redemption price per share..............        $20.65
                                                              ============
Maximum sales charge........................................          2.50%
Maximum offering price per share............................        $21.18
                                                              ============
CLASS B SHARES:
Net asset value and offering price per share*...............        $20.65
                                                              ============
CLASS K SHARES:
Net asset value, offering price and redemption price per
  share.....................................................        $20.64
                                                              ============
CLASS Y SHARES:
Net asset value, offering price and redemption price per
  share.....................................................        $20.68
                                                              ============

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Statement of Operations, Year Ended June 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $     807,590
Dividends (net of foreign withholding tax of $36,392).......     14,380,483
                                                              -------------
      Total Investment Income...............................     15,188,073
                                                              -------------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares............................................        954,213
  Class B Shares............................................      3,319,282
Shareholder servicing fees:
  Class K Shares............................................        597,895
Investment advisory fees....................................      1,175,053
Administration fees.........................................      1,113,194
Transfer agency/record keeping fees.........................      1,218,890
Custody fees................................................        154,231
Legal and audit fees........................................        209,101
Trustees' fees and expenses.................................         62,533
Registration and filing fees................................         75,879
Other.......................................................         41,370
                                                              -------------
      Total Expenses........................................      8,921,641
Fees waived by distributor and transfer agent...............     (2,025,278)
                                                              -------------
Net Expenses................................................      6,896,363
                                                              -------------
NET INVESTMENT INCOME.......................................      8,291,710
                                                              -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from:
  Security transactions.....................................    (22,769,616)
  Futures contracts.........................................     (9,149,645)
Net change in unrealized appreciation/(depreciation) of:
  Securities................................................   (188,076,124)
  Futures contracts.........................................       (632,009)
                                                              -------------
Net realized and unrealized loss on investments.............   (220,627,394)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(212,335,684)
                                                              =============

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                YEAR             YEAR
                                                                ENDED            ENDED
                                                                JUNE 30, 2002    JUNE 30, 2001
                                                                -------------------------------
Net investment income.......................................    $    8,291,710   $    8,765,119
Net realized loss on investments sold.......................       (31,919,261)     (14,594,112)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................      (188,708,133)    (225,507,996)
                                                                --------------   --------------
Net decrease in net assets resulting from operations........      (212,335,684)    (231,336,989)
Dividends to shareholders from net investment income:
  Class A Shares............................................        (3,340,627)      (3,548,887)
  Class B Shares............................................        (1,836,017)      (1,615,087)
  Class K Shares............................................        (1,889,481)      (1,941,624)
  Class Y Shares............................................          (839,953)      (1,619,348)
Distributions to shareholders from net realized gains:
  Class A Shares............................................          --             (4,415,977)
  Class B Shares............................................          --             (3,579,536)
  Class K Shares............................................          --             (2,908,965)
  Class Y Shares............................................          --             (2,059,168)
Distributions to shareholders in excess of net realized
  gains:
  Class A Shares............................................          --               (117,719)
  Class B Shares............................................          --                (95,422)
  Class K Shares............................................          --                (77,546)
  Class Y Shares............................................          --                (54,893)
Net increase/(decrease) in net assets from Fund share
  transactions:
  Class A Shares............................................         3,350,160          946,730
  Class B Shares............................................       (16,186,767)      36,311,419
  Class K Shares............................................        (9,653,794)      (5,503,526)
  Class Y Shares............................................        (8,415,055)    (159,549,349)
                                                                --------------   --------------
Net decrease in net assets..................................      (251,147,218)    (381,165,887)
NET ASSETS
Beginning of period.........................................     1,149,438,597    1,530,604,484
                                                                --------------   --------------
End of period...............................................    $  898,291,379   $1,149,438,597
                                                                ==============   ==============
Undistributed net investment income.........................    $      379,474   $     --
                                                                ==============   ==============

                       See Notes to Financial Statements.

Munder Index 500 Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                                 A SHARES
                                                   --------------------------------------------------------------------
                                                   YEAR           YEAR           YEAR           YEAR           YEAR
                                                   ENDED          ENDED          ENDED          ENDED          ENDED
                                                   6/30/02        6/30/01        6/30/00        6/30/99        6/30/98
                                                   --------------------------------------------------------------------
Net asset value, beginning of period.........      $  25.57       $  30.71       $  29.29       $  24.45       $  20.94
                                                   --------       --------       --------       --------       --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income........................          0.22           0.21           0.24           0.25           0.31
Net realized and unrealized gain/(loss) on
  investments................................         (4.93)         (4.86)          1.69           5.08           5.49
                                                   --------       --------       --------       --------       --------
Total from investment operations.............         (4.71)         (4.65)          1.93           5.33           5.80
                                                   --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income.........         (0.21)         (0.21)         (0.23)         (0.25)         (0.30)
Distributions from net realized gains........         --             (0.27)         (0.28)         (0.24)         (1.99)
Distributions in excess of net realized
  gains......................................         --             (0.01)         --             --             --
                                                   --------       --------       --------       --------       --------
Total distributions..........................         (0.21)         (0.49)         (0.51)         (0.49)         (2.29)
                                                   --------       --------       --------       --------       --------
Net asset value, end of period...............      $  20.65       $  25.57       $  30.71       $  29.29       $  24.45
                                                   ========       ========       ========       ========       ========
TOTAL RETURN(B)..............................        (18.48)%       (15.30)%         6.74%         22.12%         29.61%
                                                   ========       ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).........      $340,271       $419,631       $504,843       $393,278       $205,660
Ratio of operating expenses to average net
  assets.....................................          0.55%          0.51%          0.50%          0.44%          0.39%
Ratio of net investment income to average net
  assets.....................................          0.92%          0.76%          0.80%          1.08%          1.38%
Portfolio turnover rate......................             3%             9%             8%             6%             8%
Ratio of operating expenses to average net
  assets without expense waivers.............          0.64%          0.61%          0.61%          0.60%          0.45%

------------
(a) The Munder Index 500 Fund Class A Shares and Class B Shares commenced operations on December 9, 1992 and October 31, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                B SHARES
------------------------------------------------------------------------
    YEAR           YEAR           YEAR           YEAR           YEAR
    ENDED          ENDED          ENDED          ENDED          ENDED
    6/30/02        6/30/01        6/30/00        6/30/99        6/30/98
------------------------------------------------------------------------
    $  25.58       $  30.71       $  29.32       $  24.48       $  20.94
    --------       --------       --------       --------       --------
        0.13           0.12           0.13           0.16           0.22
       (4.93)         (4.85)          1.70           5.09           5.50
    --------       --------       --------       --------       --------
       (4.80)         (4.73)          1.83           5.25           5.72
    --------       --------       --------       --------       --------
       (0.13)         (0.12)         (0.16)         (0.17)         (0.19)
       --             (0.27)         (0.28)         (0.24)         (1.99)
       --             (0.01)         --             --             --
    --------       --------       --------       --------       --------
       (0.13)         (0.40)         (0.44)         (0.41)         (2.18)
    --------       --------       --------       --------       --------
    $  20.65       $  25.58       $  30.71       $  29.32       $  24.48
    ========       ========       ========       ========       ========
      (18.79)%       (15.56)%         6.37%         21.71%         29.17%
    ========       ========       ========       ========       ========
    $281,790       $368,079       $402,570       $305,955       $132,783
        0.89%          0.86%          0.85%          0.77%          0.73%
        0.58%          0.41%          0.45%          0.74%          1.03%
           3%             9%             8%             6%             8%
        1.39%          1.36%          1.36%          1.35%          0.80%

                       See Notes to Financial Statements.

Munder Index 500 Fund(a)
        Financial Highlights, For a Share Outstanding Throughout Each Period
                         (Continued)

--------------------------------------------------------------------------------

                                                                                  Y SHARES
                                                     ------------------------------------------------------------------
                                                     YEAR          YEAR          YEAR           YEAR           YEAR
                                                     ENDED         ENDED         ENDED          ENDED          ENDED
                                                     6/30/02       6/30/01       6/30/00        6/30/99        6/30/98
                                                     ------------------------------------------------------------------
Net asset value, beginning of period...........      $ 25.62       $ 30.76       $  29.33       $  24.48       $  20.97
                                                     -------       -------       --------       --------       --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..........................         0.27          0.35           0.28           0.29           0.34
Net realized and unrealized gain/(loss) on
  investments..................................        (4.97)        (4.96)          1.69           5.08           5.49
                                                     -------       -------       --------       --------       --------
Total from investment operations...............        (4.70)        (4.61)          1.97           5.37           5.83
                                                     -------       -------       --------       --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income...........        (0.24)        (0.25)         (0.26)         (0.28)         (0.33)
Distributions from net realized gains..........        --            (0.27)         (0.28)         (0.24)         (1.99)
Distributions in excess of net realized
  gains........................................        --            (0.01)            --             --             --
                                                     -------       -------       --------       --------       --------
Total distributions............................        (0.24)        (0.53)         (0.54)         (0.52)         (2.32)
                                                     -------       -------       --------       --------       --------
Net asset value, end of period.................      $ 20.68       $ 25.62       $  30.76       $  29.33       $  24.48
                                                     =======       =======       ========       ========       ========
TOTAL RETURN(B)................................       (18.40)%      (15.15)%         6.88%         22.30%         29.76%
                                                     =======       =======       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)...........      $68,555       $93,902       $295,132       $331,755       $320,756
Ratio of operating expenses to average net
  assets.......................................         0.39%         0.36%          0.35%          0.30%          0.29%
Ratio of net investment income to average net
  assets.......................................         1.08%         0.91%          0.95%          1.23%          1.47%
Portfolio turnover rate........................            3%            9%             8%             6%             8%
Ratio of operating expenses to average net
  assets without expense waivers...............         0.39%         0.36%          0.36%          0.35%          0.35%

------------
(a) The Munder Index 500 Fund Class Y Shares commenced operations on December 1, 1991.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

Munder Index 500 Fund
        Notes To Financial Statements, June 30, 2002

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   The Munder Funds Trust ("MFT") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989 and consists of 14 portfolios currently in operation. Information presented in these financial statements pertains only to the Munder Index 500 Fund (the "Fund"). The financial statements for the other funds of MFT, the funds of Munder Funds, Inc. ("MFI"), the Munder Framlington Funds Trust ("Framlington") and St. Clair Funds, Inc. ("St. Clair") (collectively, the "Munder Funds") are presented in separate reports.

   The Fund offers five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. Class C Shares had not commenced operations as of June 30, 2002. The Financial Highlights of Class K Shares of the Fund are presented in a separate annual report. The Fund is classified as a diversified management investment company under the 1940 Act.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Security Valuation: Securities (including financial futures, if any) are valued at the latest quoted sales price on the primary market or exchange where such securities are traded. Unlisted securities, or securities for which the latest sales prices are not available are valued at the mean of the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Board of Trustees determines that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

   Futures Contracts: The Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as net unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

   There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

   Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market

Munder Index 500 Fund
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. World Asset Management, a division of Munder Capital Management ("the Advisor") reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

   Loans of Portfolio Securities: The Fund may lend portfolio securities, up to 25% of the value of the Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to 102% of the current market value of the securities loaned. These loans are terminable at any time and the Fund will receive any interest or dividends paid on the loaned securities. The Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. This income (if any) is reflected on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

   Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

   Fees Waived by Transfer Agent: Effective March 1, 2002, the transfer agent contractually agreed to waive indefinitely a portion of the fee it charges the Fund. The amount of the waiver is equal to the servicing fee it collects from Fund shareholders with account balances below a specified minimum. Such waivers are reflected as fees waived in the accompanying Statement of Operations.

   Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least quarterly (if available) by the Fund. The Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

   Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

   As determined on June 30, 2002, permanent differences resulting primarily from different book and tax accounting for dividends received from certain security types were reclassified at year-end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

Munder Index 500 Fund
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

   Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. INVESTMENT ADVISOR, ADMINISTRATOR AND OTHER RELATED PARTY TRANSACTIONS

   For its advisory services, the Advisor is entitled to receive a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 0.20% based on assets up to $250 million; 0.12% based on assets between $250 and $500 million; 0.07% based on assets exceeding $500 million.

   Effective June 1, 2002, the Advisor became the administrator for the Fund. In its capacity as administrator, the Advisor is entitled to receive from the Fund a fee, computed daily and payable monthly, based on the aggregate average daily net assets of all of the funds of MFT, MFI, Framlington, The Munder @Vantage Fund ("@Vantage") and the Liquidity Plus Money Market Fund, a portfolio of St. Clair, as follows:

                    AGGREGATE NET ASSETS                         FEE
                    --------------------                        ------
First $2.8 billion..........................................    0.141%
Next $2.2 billion...........................................    0.131%
Next $5.0 billion...........................................    0.129%
Next $2.5 billion...........................................    0.080%
Thereafter..................................................    0.070%

   In its capacity as administrator, the Advisor is also entitled to receive a fee from the Institutional Fund portfolios of St. Clair based on their aggregate average daily net assets.

   For the period from June 1, 2002 through May 31, 2003, the Advisor has agreed to limit to $3.9 million the total amount it may receive in the aggregate from MFI, MFT, Framlington, St. Clair and @Vantage for its services as administrator, after payment of sub-administration fees to the Funds' sub-administrators. For the year ended June 30, 2002, the Advisor earned $26,023 (after payment of sub-administrative fees) for its administrative services to the Fund.

   Comerica Inc. ("Comerica"), through its wholly owned subsidiary Comerica Bank, owns approximately 95% of the Advisor. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $31,565 for these services to the Fund for the year ended June 30, 2002.

   Each Trustee of MFT is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair. The fee consists of a $68,000 annual retainer ($90,000 for the Chairman) for services in such capacity, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid an annual retainer of $4,000 for services as a Board member plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Directors/Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more Munder Funds selected by the Director/Trustee. These amounts are not, however, actually invested in shares of the Munder Funds and the obligations

Munder Index 500 Fund
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

of MFI, MFT, Framlington, @Vantage and St. Clair to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor or Comerica receives any compensation from MFI, MFT or Framlington.

3. DISTRIBUTION AND SERVICE PLAN

   The Fund has a Distribution and Service Plan (the "Plan") with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act, except with respect to Class K shares. Under the Plan, the service fees are primarily to pay securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B and Class C shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

   The contractual rates, as a percentage of average daily net assets, payable under the Plan are as follows:

CLASS A SHARES   CLASS B SHARES   CLASS K SHARES
  12B-1 FEES       12B-1 FEES      SERVICE FEES
--------------   --------------   --------------
    0.25%            1.00%            0.25%

   Comerica Securities, a wholly-owned subsidiary of Comerica, and Comerica Bank are among the Service Organizations who receive fees from the Fund under the Plan. For the year ended June 30, 2002, the Fund paid $5,079 and $596,688 to Comerica Securities and Comerica Bank, respectively, for shareholder services provided to Class A, Class B and Class K shareholders.

   During the year ended June 30, 2002, the Distributor voluntarily waived distribution and service fees for the Fund in excess of 0.15% and 0.50% of average net assets for Class A Shares and Class B Shares, respectively. Effective June 1, 2002, the Distributor terminated its voluntary waiver with respect to Class A Shares, but continued its waiver with respect to Class B shares. For the year ended June 30, 2002, the waivers amounted to $352,188 for the Class A Shares and $1,658,140 for the Class B Shares of the Fund.

4. SECURITIES TRANSACTIONS

   Cost of purchases and proceeds from sales of securities, other than short-term investments and U.S. Government securities, were $42,495,739 and $27,037,235 respectively, for the year ended June 30, 2002.

   At June 30, 2002, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $227,881,522 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $139,359,504 and net appreciation on a tax basis was $88,522,018.

   At June 30, 2002, the Fund had the following open financial futures contracts:

                                                              NOTIONAL VALUE    MARKET VALUE    GROSS UNREALIZED
                                                 CONTRACTS     OF CONTRACTS     OF CONTRACTS      DEPRECIATION
                                                 ---------    --------------    ------------    ----------------
S&P 500 Index, September 2002 (long
  position)..................................       40         $10,131,748       $9,901,000         $230,748

Munder Index 500 Fund
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

5. COMMON STOCK

   At June 30, 2002 an unlimited number of shares of beneficial interest $0.001 par value were authorized for the Fund. Changes in shares of beneficial interest for the Fund were as follows:

                                                    YEAR ENDED                         YEAR ENDED
                                                      6/30/02                            6/30/01
                                           -----------------------------      -----------------------------
            CLASS A SHARES:                  SHARES           AMOUNT            SHARES           AMOUNT
            ---------------                ----------      -------------      ----------      -------------
Sold...................................     6,939,187      $ 162,775,602       7,488,969      $ 211,981,644
Issued as reinvestment of dividends....       114,200          2,512,645         190,339          5,390,637
Redeemed...............................    (6,982,412)      (161,938,087)     (7,707,113)      (216,425,551)
                                           ----------      -------------      ----------      -------------
Net increase/(decrease)................        70,975      $   3,350,160         (27,805)     $     946,730
                                           ==========      =============      ==========      =============

                                                      YEAR ENDED                        YEAR ENDED
                                                       6/30/02                           6/30/01
                                             ----------------------------      ----------------------------
             CLASS B SHARES:                   SHARES           AMOUNT           SHARES           AMOUNT
             ---------------                 ----------      ------------      ----------      ------------
Sold.....................................     2,308,081      $ 53,946,123       3,406,039      $ 94,214,944
Issued as reinvestment of dividends......        50,741         1,112,511         105,195         3,022,004
Redeemed.................................    (3,103,409)      (71,245,401)     (2,227,833)      (60,925,529)
                                             ----------      ------------      ----------      ------------
Net increase/(decrease)..................      (744,587)     $(16,186,767)      1,283,401      $ 36,311,419
                                             ==========      ============      ==========      ============

                                                      YEAR ENDED                        YEAR ENDED
                                                       6/30/02                           6/30/01
                                             ----------------------------      ----------------------------
             CLASS K SHARES:                   SHARES           AMOUNT           SHARES           AMOUNT
             ---------------                 ----------      ------------      ----------      ------------
Sold.....................................     1,263,872      $ 29,248,997       1,689,137      $ 47,293,704
Issued as reinvestment of dividends......           196             4,287             392            11,195
Redeemed.................................    (1,679,396)      (38,907,078)     (1,899,630)      (52,808,425)
                                             ----------      ------------      ----------      ------------
Net decrease.............................      (415,328)     $ (9,653,794)       (210,101)     $ (5,503,526)
                                             ==========      ============      ==========      ============

                                                      YEAR ENDED                       YEAR ENDED
                                                       6/30/02                           6/30/01
                                              --------------------------      -----------------------------
             CLASS Y SHARES:                   SHARES          AMOUNT           SHARES           AMOUNT
             ---------------                  --------      ------------      ----------      -------------
Sold......................................     535,542      $ 12,565,653       1,244,775      $  35,829,253
Issued as reinvestment of dividends.......       2,607            57,727           4,688            132,568
Redeemed..................................    (889,407)      (21,038,435)     (7,177,588)      (195,511,170)
                                              --------      ------------      ----------      -------------
Net decrease..............................    (351,258)     $ (8,415,055)     (5,928,125)     $(159,549,349)
                                              ========      ============      ==========      =============

6. REVOLVING LINE OF CREDIT

   Effective December 19, 2001, the Munder Funds renewed a revolving line of credit with State Street Bank and Trust Company in which the Fund and other Munder Funds participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum through December 18, 2001 and 0.10% per annum through December 19, 2002 on the daily amount of the unused commitment. During the year ended June 30, 2002, the Fund did not utilize the revolving line of credit and total commitment fees were $14,472.

Munder Index 500 Fund
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

7. DISTRIBUTIONS TO SHAREHOLDERS

   During the year ended June 30, 2002, distributions of $7,906,078 were paid to shareholders from ordinary income on a tax basis.

   At June 30, 2002, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED   POST OCTOBER/
  ORDINARY      CAPITAL LOSS     UNREALIZED
   INCOME         CARRYOVER     APPRECIATION      TOTAL
-------------   -------------   ------------   -----------
  $396,183      $(57,184,507)   $88,522,018    $31,733,694

   The differences between book and tax distributable earnings are primarily due to post October losses, capital loss carryovers, wash sales and Section 1256 mark-to-markets.

8. INCOME TAX INFORMATION

   Certain losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2001 and June 30, 2002 of $20,321,151.

9. DISTRIBUTIONS (UNAUDITED)

   Of the distributions paid by the Fund from net investment income, 100% will qualify for the dividends received deduction available to corporate shareholders.

Munder Index 500 Fund
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

10. TRUSTEES AND OFFICERS (UNAUDITED)

   The trustees and executive officers and their business addresses, ages and principal occupations during the past five years are as set forth in the table below. A trustee is deemed to be a "Non-Interested Trustee" to the extent the trustee is not an "interested person" (as that term is defined in Section 2(a)(19) of the 1940 Act).

                                               TERM OF                                   NUMBER OF
                                                OFFICE                                 PORTFOLIOS IN
                                              AND LENGTH                                FUND COMPLEX           OTHER
                             POSITIONS(S)      OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN         DIRECTORSHIPS
NAME, ADDRESS AND AGE          WITH MFT         SERVED        DURING PAST 5 YEARS        BY TRUSTEE       HELD BY TRUSTEE
---------------------        -------------   ------------   ------------------------   --------------   -------------------
NON-INTERESTED TRUSTEES
Charles W. Elliott           Trustee and     Indefinite*    Consultant,                      37         Director, Steelcase
c/o The Munder Funds         Chairman        since 11/89    self-employed (July 1995                    Financial
480 Pierce Street                                           to present); Senior                         Corporation
Suite 300                                                   Advisor to the                              (furniture leasing)
Birmingham, MI 48009                                        President, Western                          (since 1995).
Age 70                                                      Michigan University
                                                            (July 1995 through
                                                            December 1998);
                                                            Director/Trustee and
                                                            Chairman of The Munder
                                                            Funds (5 fund groups);
                                                            Director, Enesco Corp.
                                                            (producer of gifts and
                                                            collectibles) (1995 to
                                                            1999).
John Rakolta, Jr.            Trustee and     Indefinite*    Chairman and Chief               37         None
c/o The Munder Funds         Vice Chairman   since 4/95     Executive Officer,
480 Pierce Street                                           Walbridge Aldinger
Suite 300                                                   Company (construction
Birmingham, MI 48009                                        company) (1991 to
Age 55                                                      present);
                                                            Director/Trustee and
                                                            Vice Chairman of The
                                                            Munder Funds (5 fund
                                                            groups).
David J. Brophy              Trustee         Indefinite*    Professor of Finance,            37         Director, River
1025 Martin Place                            since 4/95     University of Michigan-                     Place Financial
Ann Arbor, MI 48104                                         Business School (since                      Corporation
Age 66                                                      August 1966);                               (private banking
                                                            Director/Trustee of The                     company) (since
                                                            Munder Funds (5 fund                        1982) and Director,
                                                            groups).                                    DirectPlacement,
                                                                                                        Inc. (financial
                                                                                                        technology company)
                                                                                                        (since February
                                                                                                        2002).

---------------------------------------------------------------------------------------------------------------------------
* A trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws of MFT, any trustee shall retire as trustee at the end of the calendar year in which the trustee attains the age of 72 years.

Munder Index 500 Fund
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                               TERM OF                                   NUMBER OF
                                                OFFICE                                 PORTFOLIOS IN
                                              AND LENGTH                                FUND COMPLEX           OTHER
                             POSITIONS(S)      OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN         DIRECTORSHIPS
NAME, ADDRESS AND AGE          WITH MFT         SERVED        DURING PAST 5 YEARS        BY TRUSTEE       HELD BY TRUSTEE
---------------------        -------------   ------------   ------------------------   --------------   -------------------
Dr. Joseph E. Champagne      Trustee         Indefinite*    Vice President, Macomb           37         Chairman of Board
c/o The Munder Funds                         since 11/89    College (since 2001);                       of Directors, Ross
480 Pierce Street                                           Dean, Macomb College                        Controls of Troy,
Suite 300                                                   (since September 1997);                     Michigan
Birmingham, MI 48009                                        Director/Trustee of The                     (manufacturing and
Age 64                                                      Munder Funds (5 fund                        engineering
                                                            groups).                                    corporation) (since
                                                                                                        April 1989);
                                                                                                        Trustee, Lawrence
                                                                                                        Technological
                                                                                                        University (since
                                                                                                        2000).
Thomas D. Eckert             Trustee         Indefinite*    Director, President and          37         None
c/o The Munder Funds                         since 4/95     Chief Executive Officer,
480 Pierce Street                                           Capital Automotive REIT
Suite 300                                                   (real estate investment
Birmingham, MI 48009                                        trust specializing in
Age 54                                                      retail automotive
                                                            properties) (since
                                                            October 1997);
                                                            Director/Trustee of The
                                                            Munder Funds (5 fund
                                                            groups); President, Mid-
                                                            Atlantic Region of Pulte
                                                            Home Corporation
                                                            (developer of
                                                            residential land and
                                                            construction of housing
                                                            units) (August 1983 to
                                                            October 1997); Director,
                                                            FBR Group-Funds (June
                                                            1996 to October 1997);
                                                            Director, Celotex Corp.
                                                            (manufacturer and
                                                            supplier of insulation)
                                                            (April 1997 to November
                                                            2000); Director, PHM
                                                            Mortgage (May 1996 to
                                                            October 1997).

---------------------------------------------------------------------------------------------------------------------------
* A trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws of MFT, any trustee shall retire as trustee at the end of the calendar year in which the trustee attains the age of 72 years.

Munder Index 500 Fund
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                               TERM OF                                   NUMBER OF
                                                OFFICE                                 PORTFOLIOS IN
                                              AND LENGTH                                FUND COMPLEX           OTHER
                             POSITIONS(S)      OF TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN         DIRECTORSHIPS
NAME, ADDRESS AND AGE          WITH MFT         SERVED        DURING PAST 5 YEARS        BY TRUSTEE       HELD BY TRUSTEE
---------------------        -------------   ------------   ------------------------   --------------   -------------------
Dr. Arthur T. Porter         Trustee         Indefinite*    President and Chief              37         None
3990 John R                                  since 2/01     Executive Officer of the
Detroit, MI 48201                                           Detroit Medical Center
Age 46                                                      (March 1999 to present);
                                                            Professor with Tenure
                                                            and Chairman of
                                                            Radiation Oncology of
                                                            Wayne State University
                                                            School of Medicine
                                                            (March 1991 to March
                                                            1999); Director/Trustee
                                                            of The Munder Funds (5
                                                            fund groups).
INTERESTED TRUSTEE
Michael T. Monahan+          Trustee         Indefinite*    President of Monahan             37         Director, Jacobson
3707 West Maple Rd.                          since 8/00     Enterprises, LLC                            Stores, Inc.
Suite 102                                                   (consulting company)                        (department store)
Bloomfield Hills, MI 48301                                  (June 1999 to present);                     (June 1990 to July
Age 63                                                      Chairman of Munder                          2002); Director,
                                                            Capital Management                          Hertz Corporation
                                                            (investment advisor)                        (rental car
                                                            (October 1999 to                            company) (October
                                                            December 2000); Chief                       1997 to March
                                                            Executive Officer of                        2001).
                                                            Munder Capital
                                                            Management (October 1999
                                                            to December 1999);
                                                            President of Comerica
                                                            Incorporated (bank
                                                            holding company) (June
                                                            1992 to June 1999);
                                                            Director/Trustee of The
                                                            Munder Funds (5 fund
                                                            groups); Director,
                                                            Comerica Incorporated
                                                            (June 1993 to June
                                                            1999).

---------------------------------------------------------------------------------------------------------------------------
+ Mr. Monahan is an "interested trustee" as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, Inc, the indirect parent company of Munder Capital Management, the Fund's advisor.
* A trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws of MFT, any trustee shall retire as trustee at the end of the calendar year in which the trustee attains the age of 72 years.

Munder Index 500 Fund
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                               TERM OF
                                                OFFICE
                                              AND LENGTH
                             POSITIONS(S)      OF TIME                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE          WITH MFT         SERVED                   DURING PAST 5 YEARS
---------------------        -------------   ------------   ----------------------------------------------
OFFICERS
James C. Robinson            President       through 2/03   Chairman and Chief Executive Officer of Munder
480 Pierce Street                            since 5/00     Capital Management (investment advisor)
Suite 300                                                   (January 2000 to present); Chief Investment
Birmingham, MI 48009                                        Officer/Fixed Income of Munder Capital
Age 41                                                      Management (January 1990 to January 2000);
                                                            President of The Munder Funds (5 fund groups).
Stephen J. Shenkenberg       Vice            through 2/03   General Counsel to Munder Capital Management
480 Pierce Street            President and   since 8/00     (investment advisor) (July 2000 to present);
Suite 300                    Secretary                      Deputy General Counsel of Strong Capital
Birmingham, MI 48009                                        Management, Inc. (investment advisor)
Age 44                                                      (November 1996 to July 2000); Vice President
                                                            and Secretary of The Munder Funds (5 fund
                                                            groups).
Elyse G. Essick              Vice            through 2/03   Chief Marketing Officer of Munder Capital
480 Pierce Street            President       since 4/95     Management (investment advisor) (September
Suite 300                                                   1988 to present); Vice President of The Munder
Birmingham, MI 48009                                        Funds (5 fund groups).
Age 44
Peter K. Hoglund             Vice            through 2/03   Chief Administration Officer of Munder Capital
480 Pierce Street            President       since 2/01     Management (investment advisor) (May 2000 to
Suite 300                                                   present); Associate of Heartland Industrial
Birmingham, MI 48009                                        Partners (a private equity group) (October
Age 36                                                      1999 to May 2000); Sr. Portfolio Manager of
                                                            Munder Capital Management (January 1995 to
                                                            October 1999); Vice President of The Munder
                                                            Funds (5 fund groups).
Cherie Ugorowski             Treasurer       through 2/03   Controller of Munder Capital Management
480 Pierce Street                            since 8/01     (investment advisor) (June 2001 to present);
Suite 300                                                   Corporate Accounting Manager, DaimlerChrysler
Birmingham, MI 48009                                        Corporation (automotive manufacturer)
Age 33                                                      (September 1999 to June 2001); Manager, Audit
                                                            and Business Advisory Practice, Arthur
                                                            Andersen LLP (September 1990 to September
                                                            1999); Treasurer of The Munder Funds (5 fund
                                                            groups).
David Rumph                  Assistant       through 2/03   Analyst of Munder Capital Management
480 Pierce Street            Treasurer       since 8/01     (investment advisor) (April 2001 to present);
Suite 300                                                   Analyst, Controller's Group, Delphi Automotive
Birmingham, MI 48009                                        Corp. (automotive supplier) (June 1999 to
Age 30                                                      April 2001); Manager, Mutual Fund Operations,
                                                            Banc One (April 1997 to June 1999); Audit
                                                            Senior, Arthur Andersen LLP (September 1993 to
                                                            April 1997); Assistant Treasurer of The Munder
                                                            Funds (5 fund groups).

Munder Index 500 Fund
        Notes To Financial Statements, June 30, 2002
                         (Continued)

--------------------------------------------------------------------------------

                                               TERM OF
                                                OFFICE
                                              AND LENGTH
                             POSITIONS(S)      OF TIME                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE          WITH MFT         SERVED                   DURING PAST 5 YEARS
---------------------        -------------   ------------   ----------------------------------------------
Bradford E. Smith            Assistant       through 2/03   Director of Mutual Fund Operations of Munder
480 Pierce Street            Treasurer       since 5/00     Capital Management (investment advisor) (March
Suite 300                                                   2001 to present); Manager of Mutual Fund
Birmingham, MI 48009                                        Operations of Munder Capital Management (March
Age 30                                                      2000 to present); Administrator of Mutual Fund
                                                            Operations of Munder Capital Management
                                                            (August 1999 to February 2000); Assistant Vice
                                                            President, Madison Mosaic, LLC (advisor to the
                                                            Mosaic Funds) (September 1998 to July 1999);
                                                            Assistant Director of Shareholder Service,
                                                            Madison Mosaic, LLC (advisor to the Mosaic
                                                            Funds) (April 1997 to August 1998); Cash
                                                            Manager, GIT Funds (n.k.a. Mosaic Funds);
                                                            (June 1996 to March 1997); Assistant Treasurer
                                                            of The Munder Funds (5 fund groups).
Melanie Mayo West            Assistant       through 2/03   Associate General Counsel of Munder Capital
480 Pierce Street            Secretary       since 2/02     Management (investment advisor) (November 2001
Suite 300                                                   to present); Associate, Dykema Gossett PLLC
Birmingham, MI 48009                                        (law firm) (August 1998 to November 2001);
Age 35                                                      Associate, Hertz, Schram & Saretsky, P.C. (law
                                                            firm) (March 1998 to August 1998); Associate,
                                                            Howard & Howard Attorneys, P.C. (law firm)
                                                            (May 1995 to March 1998); Assistant Secretary
                                                            of The Munder Funds (5 fund groups).
Mary Ann Shumaker            Assistant       through 2/03   Associate General Counsel of Munder Capital
480 Pierce Street            Secretary       since 8/99     Management (investment advisor) (March 1998 to
Suite 300                                                   present); Associate, Miro Weiner & Kramer (law
Birmingham, MI 48009                                        firm) (September 1991 to July 1997); Assistant
Age 47                                                      Secretary of The Munder Funds (5 fund groups).

   The SAI for MFT includes additional information about Fund trustees and is available, without charge, upon request, by calling (800) 438-5789 toll free.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of The Munder Funds Trust
Munder Index 500 Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Munder Index 500 Fund (the "Fund"), one of the portfolios constituting The Munder Funds Trust, as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Munder Index 500 Fund portfolio of The Munder Funds Trust at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                      /s/ Ernst & Young LLP
Boston, Massachusetts
August 14, 2002

                      [This Page Intentionally Left Blank]


                                                        THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR
            World Asset Management, a division of Munder Capital Management 225 East Brown Street, Suite 300
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
DISTRIBUTOR & SUB-ADMINISTRATOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young LLP
            200 Clarendon Street
            Boston, MA 02116

ANNINDEX0602

INVESTMENT ADVISOR: World Asset Management,
a division of Munder Capital Management
DISTRIBUTED BY: Funds Distributor, Inc.